     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 23, 2007


                                                     REGISTRATION NOS. 033-08122
                                                                       811-04805
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A


            REGISTRATION STATEMENT UNDER
               THE SECURITIES ACT OF 1933                                [X]
              Post-Effective Amendment No. 63                            [X]
                                          and
            REGISTRATION STATEMENT UNDER
               THE INVESTMENT COMPANY ACT OF 1940                        [X]
              Amendment No. 64                                           [X]


                            VAN KAMPEN EQUITY TRUST
        (Exact Name of Registrant as Specified in Declaration of Trust)

             1221 Avenue of the Americas, New York, New York 10020
              (Address of Principal Executive Offices) (Zip Code)

                                 (212) 762-5260
              (Registrant's Telephone Number, including Area Code)

                             AMY R. DOBERMAN, ESQ.
                               Managing Director
                          Van Kampen Investments Inc.
                          1221 Avenue of the Americas
                            New York, New York 10020
                    (Name and Address of Agent for Service)

                            ------------------------

                                   Copies to:

                            CHARLES B. TAYLOR, ESQ.
                    Skadden, Arps, Slate, Meagher & Flom LLP
                             333 West Wacker Drive
                            Chicago, Illinois 60606
                                 (312) 407-0700
                            ------------------------

     Approximate Date of Proposed Public Offering: As soon as practicable following effectiveness of this Registration Statement.

     It is proposed that this filing will become effective:

          [ ] immediately upon filing pursuant to paragraph (b)


          [X] on July 31, 2007 pursuant to paragraph (b)


          [ ] 60 days after filing pursuant to paragraph (a)(1)

          [ ] on (date) pursuant to paragraph (a)(1)

          [ ] 75 days after filing pursuant to paragraph (a)(2)

          [ ] on (date) pursuant to paragraph (a)(2) of Rule 485

     If appropriate check the following box:
          [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Beneficial Interest, par value $0.01 per share.
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                                EXPLANATORY NOTE


  This Post-Effective Amendment No. 63 to the Registration Statement contains ten Class A, B and C Share Prospectuses, nine Class I Shares Prospectuses, one Class I and Class R Share Prospectus and ten Statements of Additional Information describing the Van Kampen Aggressive Growth Fund; Van Kampen Asset Allocation Conservative Fund, Van Kampen Asset Allocation Moderate Fund and Van Kampen Asset Allocation Growth Fund; Van Kampen Disciplined Small Cap Value Fund; Van Kampen Leaders Fund; Van Kampen Mid Cap Growth Fund; Van Kampen Select Growth Fund; Van Kampen Small Cap Growth Fund; Van Kampen Small Cap Value Fund; Van Kampen Utility Fund; and Van Kampen Value Opportunities Fund (collectively the "Applicable Series"). This Amendment is not intended to amend the prospectuses and statements of additional information of other series of the Registrant. The Registration Statement is organized as follows:


  Facing Page

  Prospectuses relating to the Applicable Series


  Statements of Additional Information relating to the Applicable Series


  Part C Information

  Exhibits


  No changes are being made to the Prospectuses and Statements of Additional Information of either of: (i) Van Kampen Small Company Growth Fund of the Registrant included in Post-Effective Amendment No. 34 to the Registration Statement, filed with the Commission on January 21, 2000 and (ii) Van Kampen Core Equity Fund of the Registrant included in Post-Effective Amendment No. 62 to the Registration Statement, filed with the Commission on June 1, 2007.

                                         MUTUAL FUNDS

                                         Van Kampen
                                         Aggressive Growth Fund

                                         ---------------------------------------
                                         This Prospectus is dated

                                         July 31, 2007


                                         CLASS A SHARES
                                         CLASS B SHARES
                                         CLASS C SHARES

                                        Van Kampen Aggressive Growth Fund's
                                        investment objective is to seek
                                        capital growth. The Fund's investment
                                        adviser seeks to achieve the Fund's
                                        investment objective by investing
                                        primarily in common stocks and other
                                        equity securities of small- and
                                        medium-sized growth companies.

                                        Shares of the Fund have not been
                                        approved or disapproved by the
                                        Securities and Exchange Commission
                                        (SEC) or any state regulator, and
                                        neither the SEC nor any state
                                        regulator has passed upon the accuracy
                                        or adequacy of this Prospectus. Any
                                        representation to the contrary is a
                                        criminal offense.
     (VAN KAMPEN INVESTMENTS LOGO)

Table of Contents


Risk/Return Summary.........................................   3
Fees and Expenses of the Fund...............................   6
Investment Objective, Principal Investment Strategies and
Risks.......................................................   7
Investment Advisory Services................................  12
Purchase of Shares..........................................  13
Redemption of Shares........................................  22
Distributions from the Fund.................................  24
Shareholder Services........................................  25
Frequent Purchases and Redemptions of Fund Shares...........  26
Federal Income Taxation.....................................  27
Disclosure of Portfolio Holdings............................  29
Financial Highlights........................................  30


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek capital growth.

                        PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in common stocks and other equity securities of companies that the Fund's investment adviser believes have an above-average potential for capital growth. The Fund's investment adviser uses a bottom-up stock selection process seeking attractive growth opportunities on an individual company basis. The Fund's investment adviser believes that stock prices are driven by expected earnings growth, the expected long-term sustainability of that growth and the market's valuation of those factors. Therefore, in selecting securities for investment, the Fund's investment adviser seeks those companies that it believes are currently mispriced based on growth expectations and the sustainability of that growth in the market. The Fund's investment adviser generally sells securities of a company when it believes the company's growth potential, and/or the sustainability of that growth, flattens or declines. The Fund focuses primarily on equity securities of small- and medium-sized companies, although the Fund may invest in securities of larger-sized companies that the Fund's investment adviser believes have an above-average potential for capital growth.


The Fund may invest up to 25% of its total assets in securities of foreign issuers. The Fund may invest up to 10% of its total assets in real estate investment trusts ("REITs"). The Fund may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts (collectively, also referred to in this Prospectus as Strategic Transactions), for various portfolio management purposes, including to facilitate portfolio management and to mitigate risks.


                           PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund's investments will vary and at times may be lower or higher than that of other types of investments.

The Fund emphasizes a growth style of investing and focuses primarily on small- and medium-sized companies. The market values of such securities may be more volatile than other types of investments. The returns on such securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets. During an overall stock market decline, stock prices of small- and medium-sized companies often fluctuate more and may fall more than stock prices of larger-sized, more established companies. It is possible that the stocks of small- and medium-sized companies will be more volatile and underperform the overall stock market. Historically, stocks of small- and medium-sized companies have sometimes gone through extended periods when they did not perform as well as stocks of larger-sized companies.

The Fund may from time to time emphasize certain sectors of the market. To the extent the Fund invests a significant portion of its assets in securities of companies in the same sector of the market, the Fund is more susceptible to economic, political, regulatory and other occurrences influencing those sectors.

RISKS OF AGGRESSIVE GROWTH STOCKS. Companies that the Fund's investment adviser believes have significant growth potential are often companies with new, limited or cyclical product lines, markets or financial resources and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

FOREIGN RISKS. Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues. The Fund may also invest in issuers in developing or emerging market countries, which are subject to greater risks than investments in securities of issuers in developed countries.


RISKS OF INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS"). Investing in REITs makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. In addition, REITs depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs must comply with certain requirements of the federal income tax law to maintain their federal income tax status. Investments in REITs may involve duplication of management fees and certain other expenses.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts and options on futures contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.


                                INVESTOR PROFILE

In light of the Fund's investment objective and principal investment strategies, the Fund may be appropriate for investors who:

- Seek capital growth over the long-term

- Do not seek current income from their investment

- Are willing to take on the increased risks of investing in small- and medium-sized companies

- Can withstand substantial volatility in the value of their shares of the Fund

- Wish to add to their investment portfolio a fund that invests primarily in common stocks of small- and medium-sized growth companies

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the ten calendar years prior to the date of this Prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that past performance of the Fund is not indicative of its future performance.

[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
1997                                                                             13.67
1998                                                                             35.40
1999                                                                            130.59
2000                                                                            -14.11
2001                                                                            -39.70
2002                                                                            -33.88
2003                                                                             39.16
2004                                                                             15.09
2005                                                                             10.92
2006                                                                              4.83


The Fund's return for the six-month period ended June 30, 2007 for Class A Shares was 12.61%. As a result of market activity, current performance may vary from the figures shown.


The annual returns of the Fund's Class B Shares and Class C Shares would have similar variability from year to year as shown in the preceding chart for Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.


During the ten-year period shown in the bar chart, the highest quarterly return for Class A Shares was 56.80% (for the quarter ended December 31, 1999) and the lowest quarterly return for Class A Shares was -29.06% (for the quarter ended March 31, 2001).



                            COMPARATIVE PERFORMANCE

As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Russell Midcap(R) Growth Index*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures include the maximum sales charges paid by investors. The index's performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index.

In addition to before tax returns for each class of shares, the table shows after tax returns for the Fund's Class A Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. The after tax returns for the Fund's Class B Shares and Class C Shares will vary from the Class A Shares' returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after tax return may be higher than the before tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.


Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2006 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance

(before and after taxes) of the Fund is not indicative of its future performance.


    AVERAGE ANNUAL
    TOTAL RETURNS
    FOR THE
    PERIODS ENDED                   PAST      PAST       PAST
    DECEMBER 31, 2006              1 YEAR   5 YEARS    10 YEARS
-------------------------------------------------------------------
    Van Kampen Aggressive
    Growth Fund--Class A Shares
      Return Before Taxes          -1.20%     3.02%     7.87%
      Return After Taxes
      on Distributions             -1.20%     3.02%     7.06%
      Return After Taxes on
      Distributions and Sale of
      Fund Shares                  -0.78%     2.59%     6.71%
    Russell Midcap(R) Growth
    Index*                         10.66%     8.22%     8.62%
....................................................................
    Van Kampen Aggressive
    Growth Fund--Class B Shares
      Return Before Taxes          -0.99%     3.18%    7.84%**
    Russell Midcap(R) Growth
    Index*                         10.66%     8.22%     8.62%
....................................................................
    Van Kampen Aggressive
    Growth Fund--Class C Shares
      Return Before Taxes           3.07%     3.45%     7.70%
    Russell Midcap(R) Growth
    Index*                         10.66%     8.22%     8.62%
....................................................................



 * The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which in turn consists of the largest 1,000 U.S. companies based on total market capitalization.



** The "Past 10 Years" performance for Class B Shares reflects the conversion of such shares into Class A Shares eight years after the end of the calendar month in which the shares were purchased. See "Purchase of Shares."


Fees and Expenses
of the Fund

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                           CLASS A      CLASS B      CLASS C
                           SHARES       SHARES       SHARES
----------------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
----------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of offering
price)                       5.75%(1)      None         None
.................................................................
Maximum deferred sales
charge (load) (as a
percentage of the lesser
of original purchase
price or redemption
proceeds)                     None(2)     5.00%(3)     1.00%(4)
.................................................................
Maximum sales charge
(load) imposed on
reinvested dividends          None         None         None
.................................................................
Redemption fee(5)            2.00%        2.00%        2.00%
.................................................................
Exchange fee(5)              2.00%        2.00%        2.00%
.................................................................
Account Maintenance (Low
Balance) Fee (for
accounts under $750)(6)     $12/yr       $12/yr       $12/yr
.................................................................

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets and are based on expenses incurred during the Fund's fiscal year ended March 31,
2007)
----------------------------------------------------------------
Management fees              0.71%        0.71%        0.71%
.................................................................
Distribution and/or
service (12b-1) fees(7)      0.25%        1.00%(8)     1.00%(8)
.................................................................
Other expenses               0.42%        0.43%        0.43%
.................................................................
Total annual fund
operating expenses           1.38%        2.14%        2.14%
.................................................................


(1) Reduced for purchases of $50,000 and over. See "Purchase of Shares -- Class A Shares."

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within eighteen months of purchase. See "Purchase of Shares -- Class A Shares."

(3) The maximum deferred sales charge is 5.00% in the first year after purchase and declines thereafter as follows:

                         Year 1-5.00%
                         Year 2-4.00%
                         Year 3-3.00%
                         Year 4-2.50%
                         Year 5-1.50%
                         After-None

    See "Purchase of Shares -- Class B Shares."

(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."

(5) The redemption fee and the exchange fee apply to the proceeds of Fund shares that are redeemed or exchanged within seven days of purchase. See "Redemption of Shares" for more information on when the fees apply.


(6) Commencing in November 2007; see "Purchase of Shares -- How to Buy Shares" for a description of the fee, including exceptions.



(7) Class A Shares are subject to a combined annual distribution and service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."



(8) While Class B Shares and Class C Shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 and service fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A Shares.


Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         ONE       THREE       FIVE        TEN
                         YEAR      YEARS      YEARS       YEARS
--------------------------------------------------------------------
Class A Shares           $707      $987       $1,287      $2,137
.....................................................................
Class B Shares           $717      $970       $1,299      $2,279*
.....................................................................
Class C Shares           $317      $670       $1,149      $2,472
.....................................................................


You would pay the following expenses if you did not redeem your shares:


                         ONE       THREE       FIVE        TEN
                         YEAR      YEARS      YEARS       YEARS
--------------------------------------------------------------------
Class A Shares           $707      $987       $1,287      $2,137
.....................................................................
Class B Shares           $217      $670       $1,149      $2,279*
.....................................................................
Class C Shares           $217      $670       $1,149      $2,472
.....................................................................


* Based on conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased.

Investment Objective,
Principal Investment
Strategies and Risks

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek capital growth. Any income received from the investment of portfolio securities is incidental to the Fund's investment objective. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.

                              PRINCIPAL INVESTMENT
                              STRATEGIES AND RISKS

Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in common stocks and other equity securities that the Fund's investment adviser believes have an above-average potential for capital growth. In selecting securities for investment, the Fund focuses primarily on equity securities of small- and medium-sized companies, although the Fund may invest its assets in securities of larger-sized companies that the investment adviser believes have an above-average potential for capital growth. Under current market conditions, the Fund's investment adviser generally defines small- and medium-sized companies by reference to those companies up to the capitalization range of companies represented in the Russell Midcap()(R) Index (which consists of companies up to the capitalization range of approximately $22.4 billion as of June 30, 2007). Investments in such companies may offer greater opportunities for capital growth than larger, more established companies, but also may involve special risks. The Fund may invest in securities that have above-average volatility of price movement. Because prices of common stocks and other equity securities fluctuate, the value of an investment in the Fund will vary based upon the Fund's investment performance.


The Fund's primary approach is to seek what the Fund's investment adviser believes to be attractive growth opportunities on an individual company basis. The Fund's investment adviser uses a bottom-up disciplined style of investing that emphasizes the analysis of individual stocks rather than economic and market cycles. The Fund's investment adviser relies on its research capabilities and company/analyst meetings in reviewing companies. The Fund's investment adviser believes that stock prices are driven by expected earnings growth, the expected long-term sustainability of that growth and the market's valuation of those factors. Therefore, in selecting securities for investment, the Fund's investment adviser seeks those companies that it believes are currently mispriced based on growth expectations and the sustainability of that growth in the market. The Fund generally seeks companies that appear to be positioned to produce an attractive level of future earnings through the development of new products, services or markets or as a result of changing markets or industry conditions.

The companies and industries in which the Fund invests will change over time depending on the assessment of the Fund's investment adviser of growth opportunities. Although the Fund will limit its investments to 25% of its total assets in any single industry, a significant portion of the Fund's assets may be invested in securities of companies in the same sector of the market. This may occur, for example, when the Fund's investment adviser believes that several companies in the same sector each offer attractive growth opportunities. To the extent that the Fund invests a significant portion of its assets in a limited number of market sectors, the Fund will be more susceptible to economic, political, regulatory and other factors influencing such sectors.

The Fund does not limit its investments to any single group or type of security. The Fund may invest in unseasoned issuers and in securities involving special circumstances, such as initial public offerings, companies with new management or management reliant upon one or a few key people, special products and techniques, limited or cyclical product lines, services, markets or resources, or unusual developments, such as acquisitions, mergers, liquidations, bankruptcies or leveraged buyouts. Investments in unseasoned companies or companies with special circumstances often involve much greater risks than are inherent in other types of investments and securities of such companies may be more likely to experience unexpected fluctuations in price. In addition, investments made in anticipation of future events may, if the events are delayed or never achieved, cause stock prices to fall.

Although the Fund may invest in companies of any size, the Fund focuses primarily on small- and medium-sized companies. The securities of small- or medium-sized companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger-sized companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger-sized, more established companies. Thus, the Fund may be subject to greater risk than that assumed through investment in the securities of larger-sized, more established companies. In periods of increased market volatility, the Fund may invest a greater portion of its assets in the equity securities of larger-sized companies.

The Fund may dispose of a security whenever, in the opinion of the Fund's investment adviser, factors indicate it is desirable to do so. The Fund's investment adviser generally sells securities of a company when it believes the company's growth potential, and/or the sustainability of that growth, flattens or declines. Other factors may include changes in the company's operations or relative market performance, changes in the appreciation possibilities offered by individual securities, changes in the market trends or other factors affecting an individual security, changes in economic or market factors in general or with respect to a particular industry, and other circumstances bearing on the desirability of a given investment.

The Fund invests primarily in common stocks and also may invest in other equity securities, including preferred stocks, warrants and securities convertible into common stocks.

COMMON STOCKS. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

PREFERRED STOCK. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

DEBT SECURITIES. The Fund also may invest in debt securities of various maturities considered investment grade at the time of investment. A subsequent reduction in rating does not require the Fund to dispose of a security. Investment grade securities are securities rated BBB or higher by Standard & Poor's ("S&P") or rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or comparably rated by any other nationally recognized statistical rating organization or, if unrated, are considered by the Fund's investment adviser to be of comparable quality. Securities rated BBB by S&P or Baa by Moody's are in the lowest of the four investment grade categories and are considered by the rating agencies to be medium-grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher-rated securities. The market prices of debt securities generally fluctuate inversely with changes in interest rates so that the value of investments in such securities can be expected to decrease as interest rates rise and increase as interest rates fall. The market prices of longer-term debt securities generally tend to fluctuate more in response to changes in interest rates than shorter-term debt securities.


REITS. The Fund may invest up to 10% of its total assets in REITs. REITs pool investors' funds for investment primarily in commercial real estate properties or real-estate related loans. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of the REIT's value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code. In addition, investments in REITs may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by REITs in which it invests.


                             RISKS OF INVESTING IN
                         SECURITIES OF FOREIGN ISSUERS

The Fund may invest up to 25% of its total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.

The Fund may invest in securities of issuers determined by the investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers, including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.

Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Fund may be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.

The Fund may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

                             STRATEGIC TRANSACTIONS

The Fund may, but is not required to, use various investment Strategic Transactions described below to facilitate portfolio management and to seek to mitigate risks. Although the Fund's investment adviser seeks to use these transactions to achieve the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.


The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, equity and fixed-income indices, and other financial instruments; purchase and sell financial futures contracts and options on futures contracts; and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps, or options on currencies or currency futures contracts. Collectively, all of the above are referred to as "Strategic Transactions."


The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of certain securities for investment purposes, protect against changes in currency exchange rates, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instrument. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Fund's investment adviser to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. In addition, amounts paid as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

The Fund complies with applicable regulatory requirements when implementing Strategic Transactions, including the segregation of cash and/or liquid securities on the books of the Fund's custodian, as mandated by SEC rules or SEC staff positions. A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.

                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Fund may purchase and sell securities on a when-issued and delayed delivery basis. The Fund accrues no income on such securities until the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price. The value or yield generally available on comparable securities when delivery occurs may be higher than the value or yield on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The Fund will engage in when-issued and delayed delivery transactions for the purpose of acquiring securities consistent with the Fund's investment objective and policies and not for the purpose of investment leverage.

The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.

The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the Fund's investment adviser believes the potential for capital growth has lessened, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions and dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate. The Fund's portfolio turnover rate is reported in the section entitled "Financial Highlights."

TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks and in investment grade corporate debt securities. Under normal market conditions, the potential for capital growth on these securities will tend to be lower than the potential for capital growth on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.

Investment
Advisory Services

 -------------------------------------------------------------------------------


THE ADVISER. Van Kampen Asset Management is the Fund's investment adviser (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that services more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $123 billion under management or supervision as of June 30, 2007. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor"), is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that provides a wide range of investment banking, securities, investment management and wealth management services. The Adviser's principal office is located at 522 Fifth Avenue, New York, New York 10036.


ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $500 million           0.75%
...................................................
    Next $500 million            0.70%
...................................................
    Over $1 billion              0.65%
...................................................

Applying this fee schedule, the Fund's effective advisory fee rate was 0.71% of the Fund's average daily net assets for the Fund's fiscal year ended March 31, 2007. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.


The Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.


Both the 1940 Act and the terms of the Fund's Advisory Agreement require that any investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately. On May 30, 2007, the Board of Trustees, and the independent trustees voting separately, last determined that the terms of the Advisory Agreement are fair and reasonable and approved the continuance of the Advisory Agreement as being in the best interests of the Fund and its shareholders; and a discussion regarding the basis for the Board of Trustees' approval of such Advisory Agreement will be included in the Fund's next Semi-Annual Report issued after such determination (for the semi-annual period ended September 30, 2007, which should be available in November 2007).


PORTFOLIO MANAGEMENT. The Fund is managed by members of the Adviser's Multi-Cap Growth team. The Multi-Cap Growth team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund's portfolio are Gary M. Lewis, a Managing Director of the Adviser, Dudley Brickhouse, Janet Luby and Matthew Hart, each an Executive Director of the Adviser, and Scott Miller, a Vice President of the Adviser.


Mr. Lewis has been associated with the Adviser in an investment management capacity since 1986 and has been managing the Fund since 1996. Mr. Brickhouse has been associated with the Adviser in an investment management capacity since 1997 and has been managing the Fund since 1997. Ms. Luby has been associated with the Adviser in an investment management capacity since 1995 and has been managing the Fund since 1996. Mr. Hart has been associated with the Adviser in an investment management capacity since 1997 and has been managing the Fund since 2000. Mr. Miller has been associated with the Adviser in an investment management capacity since 2001 and has been managing the Fund since 2001.



Mr. Lewis is the lead manager of the Fund and Messrs. Brickhouse, Hart and Miller and Ms. Luby are co-portfolio managers. Each team member is responsible for specific sectors. All team members are responsible for the day-to-day management of the Fund and Mr. Lewis is responsible for the execution of the overall strategy of the Fund.


The Fund's Statement of Additional Information provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

The composition of the team may change without notice from time to time.

Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL

This Prospectus offers three classes of shares of the Fund, designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares. As described more fully below, each class of shares offers a distinct structure of sales charges, distribution and service fees and other features that are designed to address a variety of needs.

Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.

                              PRICING FUND SHARES

The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). Differences in net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be due to the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.

The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m., Eastern time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding.

Such computation is made by using prices as of the close of trading on the Exchange and valuing portfolio securities (i) for which market quotations are readily available at such market quotations (for example, using the last reported sale price for securities listed on a securities exchange or using the mean between the last reported bid and asked prices on unlisted securities) and
(ii) for which market quotations are not readily available and any other assets at their fair value as determined in good faith in accordance with procedures established by the Fund's Board of Trustees. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Annual Report.

Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund's net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares. The Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading.

If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund's net asset value was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Fund's Board of Trustees, an effect of which may be to foreclose opportunities available to market timers or short-term traders. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into

U.S. dollars at the mean of the bid price and asked price of such currencies against the U.S. dollar as quoted by a major bank.

                       DISTRIBUTION PLAN AND SERVICE PLAN

The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.

The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the NASD. The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares.

To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.

                               HOW TO BUY SHARES


The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 522 Fifth Avenue, New York, New York 10036. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). Dealers and brokers are sometimes referred to herein as authorized dealers.


Shares may be purchased on any business day by completing the account application form and forwarding it, directly or through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.

The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated authorized dealers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund's shares. For more information, please see the Fund's Statement of Additional Information and/or contact your authorized dealer.


The offering price for shares is based upon the next determined net asset value per share (plus sales charges, where applicable) after an order is received timely by Investor Services, either directly or from authorized dealers, administrators, financial advisers, custodians, trustees or record keepers. Purchases completed through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser may involve additional fees charged by such person. Orders received by Investor Services prior to the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers prior to the close of the Exchange that are properly transmitted to Investor Services by the time designated by Investor Services, are priced based on the date of receipt. Orders received by Investor Services after the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers after the close of the Exchange or orders received by such persons that are not transmitted to Investor Services until after the time designated by Investor Services, are priced based on the date of the next determined net asset value per share provided they are received timely by Investor Services on such date. It is the responsibility of authorized dealers, administrators, custodians, trustees, record keepers or financial advisers to transmit orders received by them to Investor Services so they will be received in a timely manner.

The Fund and the Distributor reserve the right to reject or limit any order to purchase Fund shares through exchange or otherwise and to close any shareholder account. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds (as defined below) may result in the Fund rejecting or limiting, in the Fund's or the Distributor's discretion, additional purchases and/or exchanges or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. As used herein, "Participating Funds" refers to Van Kampen investment companies advised by the Adviser and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by visiting our web site at www.vankampen.com, by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 947, Jersey City, New Jersey 07303-0947, or by telephone at (800) 847-2424.


Except as described below, the minimum initial investment amount when establishing a new account with the Fund is $1,000 for each class of shares for regular accounts; $500 for each class of shares for retirement accounts; and $50 for each class of shares for accounts participating in a systematic investment program. The minimum subsequent investment is $50 for each class of shares and all account types, except as described below. The Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has a balance of less than $500. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase (subject to any applicable sales charges) the number of additional shares needed to bring the account value to $500.



The minimum initial and subsequent investment requirements are not applicable to
(i) certain omnibus accounts at financial intermediaries, (ii) employer sponsored retirement plan accounts or pre-approved asset allocation plan accounts and (iii) qualified state tuition plan (529 plan) accounts. In addition, the minimum initial and subsequent investment requirements are not applicable to transactions conducted in any type of account resulting from (i) dividend reinvestment and dividend diversification, (ii) systematic exchange plans, (iii) unit investment trust dividend reinvestments, (iv) conversions of Class B Shares to Class A Shares, and (v) transfers between certain types of accounts, transfers from other custodians and/or transfers of ownership.



Effective November 2007, a low balance fee of $12 per year will be deducted in November of each year from all accounts with a value less than $750. This fee will be payable to the transfer agent and will be used by the transfer agent to offset amounts that would otherwise be payable by the Fund to the transfer agent under the transfer agency agreement. The low balance fee is not applicable to
(i) certain omnibus accounts at financial intermediaries, (ii) fund of funds accounts, (iii) qualified state tuition plan (529 plan) accounts, (iv) accounts participating in a systematic investment plan that have been in existence for less than 12 months, (v) accounts participating in a systematic exchange plan,
(vi) accounts participating in a unit investment trust dividend reinvestment plan that have been in existence for less than 12 months and (vii) certain accounts established through a broker for which the transfer agent does not have discretion to initiate transactions.

To help the government fight the funding of terrorism and money laundering activities, the Fund has implemented an anti-money laundering compliance program and has designated an anti-money laundering compliance officer. As part of the program, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. The Fund and the Distributor reserve the right to not open your account if this information is not provided. If the Fund or the Distributor is unable to verify your identity, the Fund and the Distributor reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after the account is closed (minus any applicable sales or other charges) or take any other action required by law.


                                 CLASS A SHARES

Class A Shares of the Fund are sold at the offering price, which is net asset value plus an initial maximum sales charge of up to 5.75% (or 6.10% of the net amount invested), reduced on investments of $50,000 or more as follows:

                                 CLASS A SHARES
                             SALES CHARGE SCHEDULE*

                                    AS % OF        AS % OF
    SIZE OF                         OFFERING      NET AMOUNT
    INVESTMENT                       PRICE         INVESTED
----------------------------------------------------------------
    Less than $50,000                5.75%          6.10%
.................................................................
    $50,000 but less than
    $100,000                         4.75%          4.99%
.................................................................
    $100,000 but less than
    $250,000                         3.75%          3.90%
.................................................................
    $250,000 but less than
    $500,000                         2.75%          2.83%
.................................................................
    $500,000 but less than
    $1,000,000                       2.00%          2.04%
.................................................................
    $1,000,000 or more                **             **
.................................................................

 * The actual sales charge that may be paid by an investor may differ slightly from the sales charge shown above due to rounding that occurs in the calculation of the offering price and in the number of shares purchased.


** No sales charge is payable at the time of purchase on investments in Class A
   Shares of $1 million or more, although such Class A Shares purchased without a sales charge may be subject to a contingent deferred sales charge of 1.00% on certain redemptions made within eighteen months of purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate the historical cost of their shares, as the Fund and authorized dealers may not retain this information.


No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.

                                 CLASS A SHARES
                               QUANTITY DISCOUNTS


Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. A person eligible for a reduced sales charge includes an individual, his or her spouse or equivalent, and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.


Investors must notify the Fund or their authorized dealer at the time of the purchase order whenever a quantity discount is applicable to purchases and may be required to provide the Fund, or their authorized dealer, with certain information or records to verify eligibility for a quantity discount. Such information or records may include account statements or other records for shares of the Fund or other Participating Funds in all accounts (e.g., retirement accounts) of the investor and other eligible persons, as described above, which may include accounts held at the Fund or at other authorized dealers. Upon such notification, an investor will pay the lowest applicable sales charge.

Shareholders should retain any records necessary to substantiate the purchase price of the shares, as the Fund and authorized dealers may not retain this information.

Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact the Fund, their authorized dealer or the Distributor.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.

LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the current offering price of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charge previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.

                                 CLASS A SHARES
                               PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of Van Kampen unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value without a sales charge. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor. The Fund reserves the right to modify or terminate this program at any time.

NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value without a sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

 (1) Current or retired trustees or directors of funds advised by Morgan Stanley and any of its subsidiaries and such persons' families and their beneficial accounts.

 (2) Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.


 (3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses or equivalent and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.


 (4) Banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) that have entered into an agreement with the Distributor or one of its affiliates, purchasing shares on behalf of clients participating in a fund supermarket, wrap program, asset allocation program, or other program in which the clients pay an asset-based fee (which may be subject to a minimum flat fee) for: advisory or financial planning services, executing transactions in Participating Fund shares, or for otherwise participating in the program.

 (5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

 (6) Retirement plans funded by the rollovers of assets of Participating Funds from an employer-sponsored retirement plan and established exclusively for the benefit of an individual (specifically including, but not limited to, a Traditional IRA, Roth IRA, SIMPLE IRA, Solo 401(k), Money Purchase or Profit Sharing plan) if:

      (i) the account being funded by such rollover is to be maintained by the same trustee, custodian or administrator that maintained the plan from which the rollover funding such rollover originated, or an affiliate thereof; and

     (ii) the dealer of record with respect to the account being funded by such rollover is the same as the dealer of record with respect to the plan from which the rollover funding such rollover originated, or an affiliate thereof.


 (7) Trusts created under pension, profit sharing or other employee benefit plans (including qualified and non-qualified deferred compensation plans), provided that (a) the total plan assets are at least $1 million or (b) the plan has more than 100 eligible employees.


 (8) Clients of authorized dealers purchasing shares in fixed or flat fee (rather than transaction based fee) brokerage accounts.


 (9) Certain qualified state tuition plans qualifying pursuant to Section 529 of the Code that are approved by the Fund's Distributor.


(10) Unit investment trusts sponsored by the Distributor or its affiliates.


The term "families" includes a person's spouse or equivalent, children and grandchildren under 21 years of age, parents and the parents of the person's spouse or equivalent.


Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, financial planner, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

Eligible purchasers of Class A Shares may also be entitled to reduced or no initial sales charges through certain purchase programs offered by the Fund. For more information, see "Other Purchase Programs" herein.

                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the following table:

                                 CLASS B SHARES
                             SALES CHARGE SCHEDULE

                         CONTINGENT DEFERRED
                            SALES CHARGE
                         AS A PERCENTAGE OF
                            DOLLAR AMOUNT
    YEAR SINCE PURCHASE   SUBJECT TO CHARGE
-----------------------------------------------------
    First                       5.00%
......................................................
    Second                      4.00%
......................................................
    Third                       3.00%
......................................................
    Fourth                      2.50%
......................................................
    Fifth                       1.50%
......................................................
    Sixth and After              None
......................................................

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate the historical cost of their shares, as the Fund and authorized dealers may not retain this information. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund generally will not accept a purchase order for Class B Shares in the amount of $100,000 or more.

The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of each purchase of Class B Shares until the time of redemption of such shares.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.

Eligible purchasers of Class B Shares may also be entitled to reduced or no contingent deferred sales charges through certain purchase programs offered by the Fund. For more information, see "Other Purchase Programs" herein.


CONVERSION FEATURE. Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from a Participating Fund is determined by reference to the Participating Fund from which such share was originally purchased.



The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate the historical cost of their shares, as the Fund and authorized dealers may not retain this information. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.


Eligible purchasers of Class C Shares may also be entitled to reduced or no contingent deferred sales charges through certain purchase programs offered by the Fund. For more information, see "Other Purchase Programs" herein.


                              WAIVER OF CONTINGENT
                             DEFERRED SALES CHARGE


The contingent deferred sales charge is waived on redemptions of Class A Shares, Class B Shares and Class C Shares purchased subject to a contingent deferred sales charge (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the amount of the shareholder's investment at the time the plan is established, (iv) if no commission or transaction fee is paid by the Distributor to authorized dealers at the time of purchase of such shares or (v) if made by the Fund's involuntary liquidation of a shareholder's account as described herein. With respect to Class B Shares and Class C Shares, waiver category (iv) above is only applicable with respect to shares sold through certain 401(k) plans. Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption, provided that shares of the Fund are available for sale at the time of reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the Statement of Additional Information or contact your authorized dealer.


                            OTHER PURCHASE PROGRAMS

EXCHANGE PRIVILEGE. Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. For more information regarding the exchange privilege, see the section of this Prospectus entitled "Shareholder Services -- Exchange privilege."


REINSTATEMENT PRIVILEGE. A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of any Participating Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of any Participating Fund with credit given for any contingent deferred sales charge paid on the amount of shares reinstated from such redemption, provided that such shareholder has not previously exercised this reinstatement privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the contingent deferred sales charge applicable to Class C Shares to subsequent redemptions. Reinstatements are made at the net asset value per share (without a sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Participating Fund into which shareholders desire to reinstate their net proceeds of a redemption of shares of the Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in eligible retirement plans for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Participating Fund are available for sale. Shareholders must notify the Distributor or their authorized dealer of their eligibility to participate in the reinstatement privilege and may be required to provide documentation to the Participating Fund.



DIVIDEND DIVERSIFICATION. A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 847-2424 to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any of the Participating Funds so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested. Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.


AVAILABILITY OF INFORMATION. Clear and prominent information regarding sales charges of the Fund and the applicability and availability of discounts from sales charges is available free of charge through our web site at www.vankampen.com, which provides links to the Prospectus and Statement of Additional Information containing the relevant information.

Redemption of Shares

 -------------------------------------------------------------------------------

Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than any applicable sales charge, redemption fee or exchange fee) at any time.

As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer, custodian, trustee or record keeper of a retirement plan account may involve additional fees charged by such person.

The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee is paid directly to the Fund and is intended to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by such shareholders, thereby reducing the impact on longer-term shareholders of such costs. For purposes of determining whether the redemption fee applies, shares that were held the longest will be redeemed first. For Fund shares acquired by exchange, the holding period prior to the exchange is not considered in determining whether the redemption fee is applied. The redemption fee and exchange fee are not imposed on redemptions and/or exchanges made (i) through systematic withdrawal or exchange plans, (ii) through pre-approved asset allocation programs, (iii) by other funds advised by the Adviser or its affiliates, (iv) on shares received by reinvesting income dividends or capital gain distributions and (v) through check writing (with respect to certain fixed-income funds).

The redemption fee and exchange fee may not be imposed on transactions that occur through certain omnibus accounts at financial intermediaries. Certain financial intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from the Fund's redemption fee or may impose certain trading restrictions to deter market timing and frequent trading. If you invest in the Fund through a financial intermediary, please read that firm's materials carefully to learn about any other restrictions or fees that may apply.


Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A taxable gain or loss may be recognized by a shareholder upon redemption of shares, including if the redemption proceeds are paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such in-kind securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase.



WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 947, Jersey City, New Jersey 07303-0947. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name, the class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, a registered securities association or a clearing agency; a savings and loan association; or a federal savings bank.


Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer and must accompany a written redemption request. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.

AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor by the time designated by the Distributor. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.

TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 847-2424 to establish the privilege, or may visit our web site at www.vankampen.com to download an Account Services form, which may be completed to establish the privilege. Shares may be redeemed by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures previously described. Requests received by Investor Services prior to the close of the Exchange, generally 4:00 p.m., Eastern time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check or by Automated Clearing House and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account for this account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.

Distributions from
the Fund

 -------------------------------------------------------------------------------

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

DIVIDENDS. Dividends from stocks and interest from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Trustees, is to distribute at least annually all, or substantially all, of its net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services

 -------------------------------------------------------------------------------

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.

INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet (restrictions apply to certain account and transaction types). Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without a sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by visiting our web site at www.vankampen.com, by writing to Investor Services or by telephone by calling (800) 847-2424. The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.


AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.

EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor or by visiting our web site at www.vankampen.com.

Shares of the Fund will be assessed an exchange fee of 2% on the proceeds of the exchanged shares held for less than seven days. See "Redemption of Shares" above for more information about when the exchange fee will apply.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.

A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by calling (800) 847-2424, our automated telephone system (which is generally accessible 24 hours a day, seven days a week), or by visiting our web site at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.

The Fund and the Distributor reserve the right to reject or limit any order to purchase Fund shares through exchange or otherwise and to close any shareholder account. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund rejecting or limiting, in the Fund's or the Distributor's discretion, additional purchases and/or exchanges or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment to this exchange privilege.

For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged shares and on any shares previously exchanged for such shares or for any of their predecessors shall be included. If the exchanged shares were acquired through reinvestment, those shares are deemed to have been sold with a sales charge rate equal to the rate previously paid on the shares on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's shares, the shares upon which the highest sales charge rate was previously paid are deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

Frequent Purchases
and Redemptions
of Fund Shares

 -------------------------------------------------------------------------------

Frequent purchases and redemptions of Fund shares by Fund shareholders ("market-timing" or "short-term trading") may present risks for long-term shareholders of the Fund, which may include, among other things, diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of the Fund's portfolio, increasing trading and administrative costs, incurring unwanted taxable gains, and forcing the Fund to hold excess levels of cash.


Certain types of mutual funds may be more susceptible to investors seeking to market time or short-term trade. Mutual funds that invest in securities that are, among other things, thinly traded, traded infrequently or less liquid are subject to the risk that market timers and/or short-term traders may seek to take advantage of situations where the current market price may not accurately reflect the current market value.


The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders, and the Fund's Board of Trustees has adopted policies and procedures to deter such frequent purchases and redemptions. The Fund's policies with respect to purchases, redemptions and exchanges of Fund shares are described in the "Fees and Expenses of the Fund," "Purchase of Shares," "Redemption of Shares" and "Shareholder Services -- Exchange privilege" sections of this Prospectus. The Fund's policies with respect to valuing portfolio securities are described in the "Purchase of Shares" section of this Prospectus. Except as described in each of these sections and with respect to omnibus accounts, the Fund's policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment advisers, broker dealers, transfer agents, third party administrators and insurance companies, the Fund (i) has requested assurance that such intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market timing concerns and has instructed such intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Fund's policies with respect to frequent purchases, exchanges and redemptions of Fund shares. On omnibus accounts at intermediaries, the intermediary generally does not provide specific shareholder transaction information to the Fund on individual shareholder accounts on an ongoing basis. Therefore, to some extent, the Fund relies on the intermediaries to monitor frequent short-term trading by shareholders. As part of the Fund's or the Distributor's agreements with intermediaries, the intermediaries are required to provide certain shareholder identification and transaction information upon the Fund's request. The Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that the Fund will be able to identify or prevent all market-timing activity.


Federal Income Taxation

 -------------------------------------------------------------------------------

Distributions of the Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gain, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder (assuming such shares are held as a capital asset).

Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Current law provides for reduced U.S. federal income tax rates on (i) long-term capital gains received by individuals and (ii) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rates for capital gains generally apply to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and cease to apply for taxable years beginning after December 31, 2010. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2010. Fund shareholders, as well as the Fund itself, must also satisfy certain holding period and other requirements in order for the reduced rate for dividends to apply. Because the Fund intends to invest primarily in common stocks and other equity securities, a portion of the ordinary income dividends paid by the Fund should be eligible for the reduced rate applicable to "qualified dividend income." No assurance can be given as to what percentage of the ordinary income dividends paid by the Fund will consist of "qualified dividend income." To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains.

The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers on the sale or exchange of shares is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2010).

Backup withholding rules require the Fund, in certain circumstances, to withhold 28% (through 2010) of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable), or who are otherwise subject to backup withholding.


Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Under current law, the Fund may pay "interest-related dividends" and "short-term capital gain dividends" to its foreign shareholders without having to withhold on such dividends at the 30% rate. The amount of "interest-related dividends" that the Fund may pay each year is limited to the amount of qualified interest income received by the Fund during that year, less the amount of the Fund's expenses properly allocable to such interest income. The amount of "short-term capital gain dividends" that the Fund may pay each year generally is limited to the excess of the Fund's net short-term capital gains over its net long-term capital losses, without any reduction for the Fund's expenses allocable to such gains (with exceptions for certain gains). The exemption from 30% withholding tax for "short-term capital gain dividends" does not apply with respect to foreign shareholders that are present in the United States for more than 182 days during the taxable year. If the Fund's income for a taxable year includes "qualified interest income" or net short-term capital gains, the Fund may designate dividends as "interest-related dividends" or "short-term capital gain dividends" by written notice mailed to its foreign shareholders not later than 60 days after the close of the Fund's taxable year. These provisions apply to dividends paid by the Fund with respect to the Fund's taxable years beginning on or after January 1, 2005 and will cease to apply to dividends paid by the Fund with respect to the Fund's taxable years beginning after December 31, 2007.



The Fund may be required to withhold U.S. withholding tax at a rate of 35% from certain distributions to its foreign shareholders that are attributable to dispositions of United States real property interests. Specifically, if the Fund distributes amounts constituting capital gain attributable to the sale or disposition (either by the Fund or by a REIT in which the Fund invests) of a United States real property interest (for example, stock of a REIT or stock of a corporation that invests significantly in real property located in the United States), the Fund may be required to withhold 35% of such distributions. Foreign shareholders who receive such distributions may also be required to pay tax on such distributions at regular graduated rates applicable to United States persons and file a non-resident U.S. federal income tax return. See the Statement of Additional Information for a more detailed discussion.

Foreign shareholders must provide documentation to the Fund certifying their non-United States status. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares of the Fund.

The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, plus any amounts that were not distributed in previous taxable years, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.

The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

Disclosure of
Portfolio Holdings

 -------------------------------------------------------------------------------

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.

    Financial Highlights

     ---------------------------------------------------------------------------

    The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including payment of the maximum sales charge or taxes on Fund distributions or redemptions). The information has been audited by Ernst & Young LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's most recent financial statements, may be obtained without charge from our web site at www.vankampen.com or by calling the telephone number on the back cover of this Prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Fund's Annual Report.

                                                            CLASS A SHARES
                                                         YEAR ENDED MARCH 31,
                                      2007         2006         2005         2004          2003
      ----------------------------------------------------------------------------------------------
      Net Asset Value, Beginning
       of the Period..............   $17.22       $13.87       $13.05         $8.87        $12.66
                                     ------       ------       ------       -------       -------
       Net Investment Loss(a).....    (0.13)       (0.12)       (0.10)        (0.12)        (0.12)
       Net Realized and Unrealized
         Gain/Loss................     0.05         3.47         0.92          4.30         (3.67)
                                     ------       ------       ------       -------       -------
      Total from Investment
       Operations.................    (0.08)        3.35         0.82          4.18         (3.79)
                                     ------       ------       ------       -------       -------
      Net Asset Value, End of the
       Period.....................   $17.14       $17.22       $13.87        $13.05         $8.87
                                     ======       ======       ======       =======       =======
      Total Return................   -0.46%(b)    24.15%(b)     6.28%(b)     47.13%(b)    -29.94%(b)
      Net Assets at End of the
       Period (In millions).......   $449.6       $589.8       $873.4        $953.4        $630.6
      Ratio of Expenses to Average
       Net Assets.................    1.38%        1.37%        1.39%         1.47%         1.62%
      Ratio of Net Investment Loss
       to Average Net Assets......    (.81%)       (.82%)       (.77%)       (1.04%)       (1.26%)
      Portfolio Turnover..........     135%         129%         140%          201%          217%

                                                          CLASS B SHARES
                                                       YEAR ENDED MARCH 31,
                                     2007       2006         2005         2004          2003
      ----------------------------  -------------------------------------------------------------
      Net Asset Value, Beginning
       of the Period..............  $15.79     $12.81       $12.15         $8.32        $11.97
                                    ------     ------       ------       -------       -------
       Net Investment Loss(a).....   (0.23)     (0.22)       (0.19)        (0.19)        (0.19)
       Net Realized and Unrealized
         Gain/Loss................    0.02       3.20         0.85          4.02         (3.46)
                                    ------     ------       ------       -------       -------
      Total from Investment
       Operations.................   (0.21)      2.98         0.66          3.83         (3.65)
                                    ------     ------       ------       -------       -------
      Net Asset Value, End of the
       Period.....................  $15.58     $15.79       $12.81        $12.15         $8.32
                                    ======     ======       ======       =======       =======
      Total Return................  -1.33%(c)  23.26%(c)     5.43%(c)     46.03%(c)    -30.49%(c)
      Net Assets at End of the
       Period (In millions).......  $328.1     $427.4       $426.0        $488.0        $341.5
      Ratio of Expenses to Average
       Net Assets.................   2.14%      2.12%        2.14%         2.23%         2.37%
      Ratio of Net Investment Loss
       to Average Net Assets......  (1.57%)    (1.56%)      (1.53%)       (1.80%)       (2.00%)
      Portfolio Turnover..........    135%       129%         140%          201%          217%

                                                          CLASS C SHARES
                                                       YEAR ENDED MARCH 31,
                                     2007       2006          2005         2004          2003
      ----------------------------  -----------------------------------------------------------------
      Net Asset Value, Beginning
       of the Period..............  $15.83     $12.85        $12.18         $8.35        $12.00
                                    ------     ------        ------       -------       -------
       Net Investment Loss(a).....   (0.23)     (0.22)        (0.19)        (0.19)        (0.19)
       Net Realized and Unrealized
         Gain/Loss................    0.03       3.20          0.86          4.02         (3.46)
                                    ------     ------        ------       -------       -------
      Total from Investment
       Operations.................   (0.20)      2.98          0.67          3.83         (3.65)
                                    ------     ------        ------       -------       -------
      Net Asset Value, End of the
       Period.....................  $15.63     $15.83        $12.85        $12.18         $8.35
                                    ======     ======        ======       =======       =======
      Total Return................  -1.26%(d)  23.19%(d)      5.50%(d)     45.87%(d)    -30.42%(d)
      Net Assets at End of the
       Period (In millions).......   $50.8      $70.2         $71.9         $88.4         $68.8
      Ratio of Expenses to Average
       Net Assets.................   2.14%      2.13%         2.15%         2.24%         2.37%
      Ratio of Net Investment Loss
       to Average Net Assets......  (1.57%)    (1.57%)       (1.54%)       (1.81%)       (2.01%)
      Portfolio Turnover..........    135%       129%          140%          201%          217%



    (a) Based on average shares outstanding.



    (b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


    (c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

    (d) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
   - Call your broker
   - WEB SITE
     www.vankampen.com
   - FUNDINFO(R)
     Automated Telephone System 800-847-2424

DEALERS
   - WEB SITE
     www.vankampen.com
   - FUNDINFO(R)
     Automated Telephone System 800-847-2424
   - VAN KAMPEN INVESTMENTS 800-421-5666


VAN KAMPEN AGGRESSIVE GROWTH FUND


522 Fifth Avenue


New York, New York 10036


Investment Adviser
VAN KAMPEN ASSET MANAGEMENT

522 Fifth Avenue


New York, New York 10036


Distributor
VAN KAMPEN FUNDS INC.

522 Fifth Avenue


New York, New York 10036


Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 947
Jersey City, New Jersey 07303-0947
Attn: Van Kampen Aggressive Growth Fund

Custodian
STATE STREET BANK AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111
Attn: Van Kampen Aggressive Growth Fund

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

--------------------------------------------------------------------------------
  Van Kampen Aggressive Growth Fund
  A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

  You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.


  You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling 800.847.2424. Free copies of the Fund's reports and its Statement of Additional Information are available from our web site at www.vankampen.com.


  Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at
  202.551.8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

  This Prospectus is dated

  July 31, 2007


  CLASS A SHARES
  CLASS B SHARES
  CLASS C SHARES

  The Fund's Investment Company Act File No. is 811-04805.
--------------------------------------------------------------------------------

                                                         Van Kampen Funds Inc.

                                                  1 Parkview Plaza - Suite 100

                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555
                                                             www.vankampen.com


                                       Copyright (C)2007 Van Kampen Funds Inc.

                                         All rights reserved. Member NASD/SIPC


                                                                  AGG PRO 7/07

     (VAN KAMPEN INVESTMENTS LOGO)

                                         MUTUAL FUNDS

                                         Van Kampen
                                         Aggressive Growth Fund

                                         ---------------------------------------
                                         This Prospectus is dated

                                         July 31, 2007


                                         CLASS I SHARES
                                         CLASS R SHARES

                                        Van Kampen Aggressive Growth Fund's
                                        investment objective is to seek
                                        capital growth. The Fund's investment
                                        adviser seeks to achieve the Fund's
                                        investment objective by investing
                                        primarily in common stocks and other
                                        equity securities of small- and
                                        medium-sized growth companies.

                                        Shares of the Fund have not been
                                        approved or disapproved by the
                                        Securities and Exchange Commission
                                        (SEC) or any state regulator, and
                                        neither the SEC nor any state
                                        regulator has passed upon the accuracy
                                        or adequacy of this Prospectus. Any
                                        representation to the contrary is a
                                        criminal offense.
     (VAN KAMPEN INVESTMENTS LOGO)

Risk/Return Summary.........................................   3
Fees and Expenses of the Fund...............................   6
Investment Objective, Principal Investment
Strategies and Risks........................................   7
Investment Advisory Services................................  12
Purchase of Shares..........................................  13
Redemption of Shares........................................  16
Distributions from the Fund.................................  17
Shareholder Services........................................  17
Frequent Purchases and Redemptions of Fund Shares...........  18
Federal Income Taxation.....................................  18
Disclosure of Portfolio Holdings............................  20
Financial Highlights........................................  21

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Table of Contents

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek capital growth.

                        PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in common stocks and other equity securities of companies that the Fund's investment adviser believes have an above-average potential for capital growth. The Fund's investment adviser uses a bottom-up stock selection process seeking attractive growth opportunities on an individual company basis. The Fund's investment adviser believes that stock prices are driven by expected earnings growth, the expected long-term sustainability of that growth and the market's valuation of those factors. Therefore, in selecting securities for investment, the Fund's investment adviser seeks those companies that it believes are currently mispriced based on growth expectations and the sustainability of that growth in the market. The Fund's investment adviser generally sells securities of a company when it believes the company's growth potential, and/or the sustainability of that growth, flattens or declines. The Fund focuses primarily on equity securities of small- and medium-sized companies, although the Fund may invest in securities of larger-sized companies that the Fund's investment adviser believes have an above-average potential for capital growth.


The Fund may invest up to 25% of its total assets in securities of foreign issuers. The Fund may invest up to 10% of its total assets in real estate investment trusts ("REITs"). The Fund may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts (collectively, also referred to in this Prospectus as Strategic Transactions), for various portfolio management purposes, including to facilitate portfolio management and to mitigate risks.


                           PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund's investments will vary and at times may be lower or higher than that of other types of investments.

The Fund emphasizes a growth style of investing and focuses primarily on small- and medium-sized companies. The market values of such securities may be more volatile than other types of investments. The returns on such securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets. During an overall stock market decline, stock prices of small- and medium-sized companies often fluctuate more and may fall more than stock prices of larger-sized, more established companies. It is possible that the stocks of small- and medium-sized companies will be more volatile and underperform the overall stock market. Historically, stocks of small- and medium-sized companies have sometimes gone through extended periods when they did not perform as well as stocks of larger-sized companies.

The Fund may from time to time emphasize certain sectors of the market. To the extent the Fund invests a significant portion of its assets in securities of companies in the same sector of the market, the Fund is more susceptible to economic, political, regulatory and other occurrences influencing those sectors.

RISKS OF AGGRESSIVE GROWTH STOCKS. Companies that the Fund's investment adviser believes have significant growth potential are often companies with new, limited or cyclical product lines, markets or financial resources and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

FOREIGN RISKS. Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues. The Fund may also invest in issuers in developing or emerging market countries, which are subject to greater risks than investments in securities of issuers in developed countries.


RISKS OF INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS"). Investing in REITs makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. In addition, REITs depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs must comply with certain requirements of the federal income tax law to maintain their federal income tax status. Investments in REITs may involve duplication of management fees and certain other expenses.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts and options on futures contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.


                                INVESTOR PROFILE

In light of the Fund's investment objective and principal investment strategies, the Fund may be appropriate for investors who:

- Seek capital growth over the long-term

- Do not seek current income from their investment

- Are willing to take on the increased risks of investing in small- and medium-sized companies

- Can withstand substantial volatility in the value of their shares of the Fund

- Wish to add to their investment portfolio a fund that invests primarily in common stocks of small- and medium-sized growth companies

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund's Class I Shares over the six calendar years prior to the date of this Prospectus. Remember that past performance of the Fund is not indicative of its future performance.


[BAR GRAPH]

                                                                     CLASS I SHARES' ANNUAL RETURN
                                                                     -----------------------------
2001                                                                            -39.60
2002                                                                            -33.73
2003                                                                             39.55
2004                                                                             15.38
2005                                                                             11.17
2006                                                                              5.08


The Fund's return for the six-month period ended June 30, 2007 for Class I Shares was 12.78%. As a result of market activity, current performance may vary from the figures shown.


The annual returns of the Fund's Class R Shares would have similar variability from year to year as shown in the preceding chart for Class I Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of Class R Shares will be lower than the annual returns shown for the Fund's Class I Shares because of differences in the expenses borne by each class of shares.


During the six-year period shown in the bar chart, the highest quarterly return for Class I Shares was 19.06% (for the quarter ended June 30, 2003) and the lowest quarterly return for Class I Shares was -29.05% (for the quarter ended March 31, 2001).


                            COMPARATIVE PERFORMANCE

As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Russell Midcap(R) Growth Index*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The index's performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index.

In addition to before tax returns, the table shows after tax returns for the Fund's Class I Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. The after tax returns for the Fund's Class R Shares will vary from the Class I Shares' returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after tax return may be higher than the before tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.


Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2006 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance

(before and after taxes) of the Fund is not indicative of its future performance.


    AVERAGE ANNUAL
    TOTAL RETURNS
    FOR THE
    PERIODS ENDED                  PAST     PAST       SINCE
    DECEMBER 31, 2006**           1 YEAR   5 YEARS   INCEPTION
------------------------------------------------------------------
    Van Kampen Aggressive
    Growth Fund -- Class I
    Shares
      Return Before Taxes          5.08%    4.50%       7.90%(1)
      Return After Taxes
      on Distributions             5.08%    4.50%      -8.58%(1)
      Return After Taxes on
      Distributions and Sale of
      Fund Shares                  3.31%    3.88%      -6.66%(1)
    Russell Midcap(R) Growth
    Index*                        10.66%    8.22%      -0.10%(1)
...................................................................



Return information is provided since: (1) 10/16/00.



* The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which in turn consists of the largest 1,000 U.S. companies based on total market capitalization.



** Class R Shares of the Fund commenced operations on March 20, 2007 and therefore do not have a full calendar year of return information to report. The returns shown in the Comparative Performance chart are for Class I Shares of the Fund. Although all of the Fund's shares are invested in the same portfolio of securities, the actual annual returns of Class R Shares will be lower than the annual returns shown for the Fund's Class I Shares because of differences in expenses borne by each class of shares. Return information for the Fund's Class R Shares will be shown in the Comparative Performance chart in future prospectuses offering the Fund's Class I Shares and Class R Shares after the Fund's Class R Shares have a full calendar year of return information to report.


Fees and Expenses
of the Fund

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                                     CLASS I      CLASS R
                                     SHARES       SHARES
-------------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
-------------------------------------------------------------
Maximum sales charge (load) imposed
on purchases                            None         None
..............................................................
Maximum deferred sales charge
(load)                                  None         None
..............................................................
Maximum sales charge (load) imposed
on reinvested dividends                 None         None
..............................................................
Redemption fee(1)                      2.00%        2.00%
..............................................................
Exchange fee(1)                        2.00%        2.00%
..............................................................

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets and are based on expenses incurred during the Fund's fiscal year ended March
31, 2007)
-------------------------------------------------------------
Management fees                        0.71%        0.71%
..............................................................
Distribution and/or service (12b-1)
fees                                    None        0.50%(2)
..............................................................
Other expenses                         0.42%        0.42%
..............................................................
Total annual fund operating
expenses                               1.13%        1.63%
..............................................................


(1) The redemption fee and the exchange fee apply to the proceeds of Fund shares that are redeemed or exchanged within seven days of purchase. See "Redemption of Shares" for more information on when the fees apply.

(2) Class R Shares are subject to a combined annual distribution and service fee of up to 0.50% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."


Example:


The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         ONE       THREE      FIVE        TEN
                         YEAR      YEARS      YEARS      YEARS
-------------------------------------------------------------------
Class I Shares           $115      $359       $622       $1,375
....................................................................
Class R Shares           $166      $514       $887       $1,933
....................................................................


Investment Objective,
Principal Investment
Strategies and Risks

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek capital growth. Any income received from the investment of portfolio securities is incidental to the Fund's investment objective. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.

                              PRINCIPAL INVESTMENT
                              STRATEGIES AND RISKS


Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in common stocks and other equity securities that the Fund's investment adviser believes have an above-average potential for capital growth. In selecting securities for investment, the Fund focuses primarily on equity securities of small- and medium-sized companies, although the Fund may invest its assets in securities of larger-sized companies that the investment adviser believes have an above-average potential for capital growth. Under current market conditions, the Fund's investment adviser generally defines small- and medium-sized companies by reference to those companies up to the capitalization range of companies represented in the Russell Midcap()(R) Index (which consists of companies up to the capitalization range of approximately $22.4 billion as of June 30, 2007). Investments in such companies may offer greater opportunities for capital growth than larger, more established companies, but also may involve special risks. The Fund may invest in securities that have above-average volatility of price movement. Because prices of common stocks and other equity securities fluctuate, the value of an investment in the Fund will vary based upon the Fund's investment performance.


The Fund's primary approach is to seek what the Fund's investment adviser believes to be attractive growth opportunities on an individual company basis. The Fund's investment adviser uses a bottom-up disciplined style of investing that emphasizes the analysis of individual stocks rather than economic and market cycles. The Fund's investment adviser relies on its research capabilities and company/analyst meetings in reviewing companies. The Fund's investment adviser believes that stock prices are driven by expected earnings growth, the expected long-term sustainability of that growth and the market's valuation of those factors. Therefore, in selecting securities for investment, the Fund's investment adviser seeks those companies that it believes are currently mispriced based on growth expectations and the sustainability of that growth in the market. The Fund generally seeks companies that appear to be positioned to produce an attractive level of future earnings through the development of new products, services or markets or as a result of changing markets or industry conditions.

The companies and industries in which the Fund invests will change over time depending on the assessment of the Fund's investment adviser of growth opportunities. Although the Fund will limit its investments to 25% of its total assets in any single industry, a significant portion of the Fund's assets may be invested in securities of companies in the same sector of the market. This may occur, for example, when the Fund's investment adviser believes that several companies in the same sector each offer attractive growth opportunities. To the extent that the Fund invests a significant portion of its assets in a limited number of market sectors, the Fund will be more susceptible to economic, political, regulatory and other factors influencing such sectors.

The Fund does not limit its investments to any single group or type of security. The Fund may invest in unseasoned issuers and in securities involving special circumstances, such as initial public offerings, companies with new management or management reliant upon one or a few key people, special products and techniques, limited or cyclical product lines, services, markets or resources, or unusual developments, such as acquisitions, mergers, liquidations, bankruptcies or leveraged buyouts. Investments in unseasoned companies or companies with special circumstances often involve much greater risks than are inherent in other types of investments because securities of such companies may be more likely to experience unexpected fluctuations in price. In addition, investments made in anticipation of future events may, if the events are delayed or never achieved, cause stock prices to fall.

Although the Fund may invest in companies of any size, the Fund focuses primarily on small- and medium-sized companies. The securities of small- or medium-sized companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger-sized companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger-sized, more established companies. Thus, the Fund may be subject to greater risk than that assumed through investment in the securities of larger-sized, more established companies. In periods of increased market volatility, the Fund may invest a greater portion of its assets in the equity securities of larger-sized companies.

The Fund may dispose of a security whenever, in the opinion of the Fund's investment adviser, factors indicate it is desirable to do so. The Fund's investment adviser generally sells securities of a company when it believes the company's growth potential, and/or the sustainability of that growth, flattens or declines. Other factors may include changes in the company's operations or relative market performance, changes in the appreciation possibilities offered by individual securities, changes in the market trends or other factors affecting an individual security, changes in economic or market factors in general or with respect to a particular industry, and other circumstances bearing on the desirability of a given investment.

The Fund invests primarily in common stocks and also may invest in other equity securities, including preferred stocks, warrants and securities convertible into common stocks.

COMMON STOCKS. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

PREFERRED STOCK. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

DEBT SECURITIES. The Fund also may invest in debt securities of various maturities considered investment grade at the time of investment. A subsequent reduction in rating does not require the Fund to dispose of a security. Investment grade securities are securities rated BBB or higher by Standard & Poor's ("S&P") or rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or comparably rated by any other nationally recognized statistical rating organization or, if unrated, are considered by the Fund's investment adviser to be of comparable quality. Securities rated BBB by S&P or Baa by Moody's are in the lowest of the four investment grade categories and are considered by the rating agencies to be medium-grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher-rated securities. The market prices of debt securities generally fluctuate inversely with changes in interest rates so that the value of investments in such securities can be expected to decrease as interest rates rise and increase as interest rates fall. The market prices of longer-term debt securities generally tend to fluctuate more in response to changes in interest rates than shorter-term debt securities.


REITS. The Fund may invest up to 10% of its total assets in REITs. REITs pool investors' funds for investment primarily in commercial real estate properties or real-estate related loans. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of the REIT's value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code. In addition, investments in REITs may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by REITs in which it invests.


                             RISKS OF INVESTING IN
                         SECURITIES OF FOREIGN ISSUERS

The Fund may invest up to 25% of its total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.

The Fund may invest in securities of issuers determined by the investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers, including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.

Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Fund may be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.

The Fund may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

                             STRATEGIC TRANSACTIONS

The Fund may, but is not required to, use various investment Strategic Transactions described below to facilitate portfolio management and to seek to mitigate risks. Although the Fund's investment adviser seeks to use these transactions to achieve the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.


The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, equity and fixed-income indices, and other financial instruments; purchase and sell financial futures contracts and options on futures contracts; and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps, or options on currencies or currency futures contracts. Collectively, all of the above are referred to as "Strategic Transactions."


The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of certain securities for investment purposes, protect against changes in currency exchange rates, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instrument. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Fund's investment adviser to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. In addition, amounts paid as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

The Fund complies with applicable regulatory requirements when implementing Strategic Transactions, including the segregation of cash and/or liquid securities on the books of the Fund's custodian, as mandated by SEC rules or SEC staff positions. A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.

                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Fund may purchase and sell securities on a when-issued and delayed delivery basis. The Fund accrues no income on such securities until the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price. The value or yield generally available on comparable securities when delivery occurs may be higher than the value or yield on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The Fund will engage in when-issued and delayed delivery transactions for the purpose of acquiring securities consistent with the Fund's investment objective and policies and not for the purpose of investment leverage.

The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.

The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the Fund's investment adviser believes the potential for capital growth has lessened, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions and dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate. The Fund's portfolio turnover rate is reported in the section entitled "Financial Highlights."

TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks and in investment grade corporate debt securities. Under normal market conditions, the potential for capital growth on these securities will tend to be lower than the potential for capital growth on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.

Investment
Advisory Services

 -------------------------------------------------------------------------------


THE ADVISER. Van Kampen Asset Management is the Fund's investment adviser (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that services more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $123 billion under management or supervision as of June 30, 2007. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor"), is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that provides a wide range of investment banking, securities, investment management and wealth management services. The Adviser's principal office is located at 522 Fifth Avenue, New York, New York 10036.


ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $500 million           0.75%
...................................................
    Next $500 million            0.70%
...................................................
    Over $1 billion              0.65%
...................................................


Applying this fee schedule, the Fund's effective advisory fee rate was 0.71% of the Fund's average daily net assets for the Fund's fiscal year ended March 31, 2007. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.


The Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.


Both the 1940 Act and the terms of the Fund's Advisory Agreement require that any investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately. On May 30, 2007, the Board of Trustees, and the independent trustees voting separately, last determined that the terms of the Advisory Agreement are fair and reasonable and approved the continuance of the Advisory Agreement as being in the best interests of the Fund and its shareholders; and a discussion regarding the basis for the Board of Trustees' approval of such Advisory Agreement will be included in the Fund's next Semi-Annual Report issued after such determination (for the semi-annual period ended September 30, 2007, which should be available in November 2007).


PORTFOLIO MANAGEMENT. The Fund is managed by members of the Adviser's Multi-Cap Growth team. The Multi-Cap Growth team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund's portfolio are Gary M. Lewis, a Managing Director of the Adviser, Dudley Brickhouse, Janet Luby and Matthew Hart, each an Executive Director of the Adviser, and Scott Miller, a Vice President of the Adviser.


Mr. Lewis has been associated with the Adviser in an investment management capacity since 1986 and has been managing the Fund since 1996. Mr. Brickhouse has been associated with the Adviser in an investment management capacity since 1997 and has been managing the Fund since 1997. Ms. Luby has been associated with the Adviser in an investment management capacity since 1995 and has been managing the Fund since 1996. Mr. Hart has been associated with the Adviser in an investment management capacity since 1997 and has been managing the Fund since 2000. Mr. Miller has been associated with the Adviser in an investment management capacity since 2001 and has been managing the Fund since 2001.



Mr. Lewis is the lead manager of the Fund and Messrs. Brickhouse, Hart and Miller and Ms. Luby are co-portfolio managers. Each team member is responsible for specific sectors. All team members are responsible for the day-to-day management of the Fund and Mr. Lewis is responsible for the execution of the overall strategy of the Fund.


The Fund's Statement of Additional Information provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

The composition of the team may change without notice from time to time.

Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL


This Prospectus offers Class I Shares and Class R Shares of the Fund. (Prior to July 30, 2004, Class I Shares of the Fund were designated as Class D Shares. All issued and outstanding Class D Shares were redesignated as Class I Shares as of that date.) Class I Shares are offered without any sales charges on purchases or sales and without any distribution (12b-1) fee and service fee. Class I Shares are available for purchase exclusively by (i) tax-exempt retirement plans with assets of at least one million dollars (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least one million dollars, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least one million dollars and (v) certain Van Kampen investment companies.


Class R Shares are offered without any sales charges on purchases or sales. Class R Shares are subject to distribution (12b-1) fees and service fees as described herein. Class R Shares are available for purchase exclusively by investors through certain tax-exempt retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts.

Class I Share and Class R Share participants in tax-exempt retirement plans must contact the plan's administrator to purchase shares. For plan administrator contact information, participants should contact their respective employer's human resources department. Class I Share participants in fee-based investment programs should contact the program's administrator or their financial adviser to purchase shares. Transactions generally are effected on behalf of a tax-exempt retirement plan participant by the administrator or a custodian, trustee or record keeper for the plan and on behalf of a fee-based investment program participant by their administrator or financial adviser. Class I Shares institutional clients may purchase shares either directly or through an authorized dealer.

Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and generally has the same rights, except for the differing sales loads, distribution fees, service fees and any related expenses associated with each class of shares, the exclusive voting rights by each class with respect to any distribution plan or service plan for such class of shares, and some classes may have different conversion rights or shareholder servicing options.

                              PRICING FUND SHARES


The offering price of the Fund's shares is based upon the Fund's net asset value per share of each class of the Fund's shares. Differences in net asset values per share of the Class I Shares and Class R Shares are generally expected to be due to the daily expense accruals of the higher distribution and service fees and transfer agency costs applicable to Class R Shares and the differential in dividends that may be paid on each class of shares.



The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m., Eastern time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding.


Such computation is made by using prices as of the close of trading on the Exchange and valuing portfolio securities (i) for which market quotations are readily available at such market quotations (for example, using the last reported sale price for securities listed on a securities exchange or using the mean between the last reported bid and asked prices on unlisted securities) and
(ii) for which market quotations are not readily available and any other assets at their fair value as determined in good faith in accordance with procedures established by the Fund's Board of Trustees. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Annual Report.

Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund's net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares. The Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading.

If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund's net asset value was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Fund's Board of Trustees, an effect of which may be to foreclose opportunities available to market timers or short-term traders. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean of the bid price and asked price of such currencies against the U.S. dollar as quoted by a major bank.

                       DISTRIBUTION PLAN AND SERVICE PLAN


The Fund has adopted a distribution plan (the "Distribution Plan") with respect to Class R Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to Class R Shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to Class R shareholders and the maintenance of shareholder accounts. Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.50% per year of the Fund's average daily net assets with respect to Class R Shares of the Fund. From such amount, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class R Shares of the Fund.

Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the NASD. The net income attributable to Class R Shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with Class R Shares.

Class I Shares of the Fund are not subject to a distribution fee or service fee.

                               HOW TO BUY SHARES


The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 522 Fifth Avenue, New York, New York 10036. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). Dealers and brokers are sometimes referred to herein as authorized dealers.



Shares may be purchased on any business day through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser, who will submit orders to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments.


The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated authorized dealers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund's shares. For more information, please see the Fund's Statement of Additional Information and/or contact your authorized dealer.


The offering price for shares is based upon the next determined net asset value per share after an order is received timely by Investor Services, either directly or from authorized dealers, administrators, financial advisers, custodians, trustees or record keepers. Purchases completed through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser may involve additional fees charged by such person. Orders received by Investor Services prior to the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers prior to the close of the Exchange that are properly transmitted to Investor Services by the time designated by Investor Services, are priced based on the date of receipt. Orders received by Investor Services after the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers after the close of the Exchange or orders received by such persons that are not transmitted to Investor Services until after the time designated by Investor Services, are priced based on the date of the next determined net asset value per share provided they are received timely by Investor Services on such date. It is the responsibility of authorized dealers, administrators, custodians, trustees, record keepers or financial advisers to transmit orders received by them to Investor Services so they will be received in a timely manner.


The Fund and the Distributor reserve the right to reject or limit any order to purchase Fund shares through exchange or otherwise and to close any shareholder account. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds (as defined below) may result in the Fund rejecting or limiting, in the Fund's or the Distributor's discretion, additional purchases and/or exchanges or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. As used herein, "Participating Funds" refers to Van Kampen investment companies advised by the Adviser and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact their authorized dealer, administrator or financial adviser.


To help the government fight the funding of terrorism and money laundering activities, the Fund has implemented an anti-money laundering compliance program and has designated an anti-money laundering compliance officer. As part of the program, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. The Fund and the Distributor reserve the right to not open your account if this information is not provided. If the Fund or the Distributor is unable to verify your identity, the Fund and the Distributor reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after the account is closed (less any applicable redemption fee or exchange fee) or take any other action required by law.


Redemption of Shares

 -------------------------------------------------------------------------------

Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than any applicable redemption fee or exchange fee) at any time. Participants in tax-exempt retirement plans must contact the plan's administrator to redeem shares. For plan administrator contact information, participants should contact their respective employer's human resources department. Class I Share participants in fee-based investment programs must contact the program's administrator or their financial adviser to redeem shares. Class I Share institutional clients may redeem shares either directly or through an authorized dealer. Plan administrators, custodians, trustees, record keepers or financial advisers may place redemption requests directly with Investor Services or through an authorized dealer following procedures specified by such authorized dealer.


The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee is paid directly to the Fund and is intended to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by such shareholders, thereby reducing the impact on longer-term shareholders of such costs. For purposes of determining whether the redemption fee applies, shares that were held the longest will be redeemed first. For Fund shares acquired by exchange, the holding period prior to the exchange is not considered in determining whether the redemption fee is applied. The redemption fee and exchange fee are not imposed on redemptions and/or exchanges made (i) through pre-approved asset allocation programs, (ii) on shares received by reinvesting income dividends or capital gain distributions and (iii) by other funds advised by the Adviser or its affiliates.


The redemption fee and exchange fee may not be imposed on transactions that occur through certain omnibus accounts at financial intermediaries. Certain financial intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from the Fund's redemption fee or may impose certain trading restrictions to deter market timing and frequent trading. If you invest in the Fund through a financial intermediary, please read that firm's materials carefully to learn about any other restrictions or fees that may apply.

The redemption price will be the net asset value per share (less any applicable redemption fee or exchange fee) next determined after the receipt by Investor Services of a request in proper form from an administrator, custodian, trustee, record keeper or financial adviser or by the Distributor from an authorized dealer, provided such order is transmitted to Investor Services or the Distributor by the time designated by Investor Services or the Distributor. It is the responsibility of administrators, financial advisers, custodians, trustees, record keepers and authorized dealers to transmit redemption requests received by them to Investor Services or the Distributor so they will be received prior to such time. Redemptions completed through an administrator, custodian, trustee, record keeper, financial adviser or authorized dealer may involve additional fees charged by such person.


Payment for shares redeemed generally will be mailed within seven days after receipt by Investor Services of the redemption request in proper form. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A taxable gain or loss may be recognized by a shareholder upon redemption of shares, including if the redemption proceeds are paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such in-kind securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase.


Upon learning that a shareholder of Class I Shares has ceased his or her participation in the plan or program, the Fund shall convert all Class I Shares held by the shareholder to Class A Shares of the Fund (which are described and offered in a separate prospectus). The failure of a shareholder of a fee-based investment program to satisfy any minimum investment requirement will not constitute a conversion event. Such conversion will be on the basis of the relative net asset values of the shares, without imposition of any sales load, fee or other charge.

Distributions from
the Fund

 -------------------------------------------------------------------------------

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

DIVIDENDS. Dividends from stocks and interest from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Trustees, is to distribute at least annually all, or substantially all, of its net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

The per share dividends on Class R Shares may be lower than the per share dividends on Class I Shares as a result of the higher distribution and service fees applicable to Class R Shares.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services

 -------------------------------------------------------------------------------

Participants in tax-exempt retirement plans and fee-based investment programs eligible to purchase the shares of the Fund must contact the administrator or their financial adviser to purchase, redeem or exchange shares. Certain shareholder services may only be available to tax-exempt retirement plan participants through a plan administrator. Participants should contact the appropriate tax-exempt retirement plan administrator for information regarding the administration of participants' investments in the shares.

Frequent Purchases
and Redemptions
of Fund Shares

 -------------------------------------------------------------------------------

Frequent purchases and redemptions of Fund shares by Fund shareholders ("market-timing" or "short-term trading") may present risks for long-term shareholders of the Fund, which may include, among other things, diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of the Fund's portfolio, increasing trading and administrative costs, incurring unwanted taxable gains, and forcing the Fund to hold excess levels of cash.

Certain types of mutual funds may be more susceptible to investors seeking to market time or short-term trade. Mutual funds that invest in securities that are, among other things, thinly traded, traded infrequently or less liquid are subject to the risk that market timers and/or short-term traders may seek to take advantage of situations where the current market price may not accurately reflect the current market value.


The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders, and the Fund's Board of Trustees has adopted policies and procedures to deter such frequent purchases and redemptions. The Fund's policies with respect to purchases, redemptions and exchanges of Fund shares are described in the "Fees and Expenses of the Fund," "Purchase of Shares," "Redemption of Shares" and "Shareholder Services" sections of this Prospectus. The Fund's policies with respect to valuing portfolio securities are described in the "Purchase of Shares" section of this Prospectus. Except as described in each of these sections and with respect to omnibus accounts, the Fund's policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment advisers, broker dealers, transfer agents, third party administrators and insurance companies, the Fund
(i) has requested assurance that such intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market timing concerns and has instructed such intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Fund's policies with respect to frequent purchases, exchanges and redemptions of Fund shares. On omnibus accounts at intermediaries, the intermediary generally does not provide specific shareholder transaction information to the Fund on individual shareholder accounts on an ongoing basis. Therefore, to some extent, the Fund relies on the intermediaries to monitor frequent short-term trading by shareholders. As part of the Fund's or the Distributor's agreements with intermediaries, the intermediaries are required to provide certain shareholder identification and transaction information upon the Fund's request. The Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that the Fund will be able to identify or prevent all market-timing activity.


Federal Income Taxation

 -------------------------------------------------------------------------------

Distributions of the Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gain, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder (assuming such shares are held as a capital asset).

Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Current law provides for reduced U.S. federal income tax rates on (i) long-term capital gains received by individuals and (ii) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rates for capital gains generally apply to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and cease to apply for taxable years beginning after December 31, 2010. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2010. Fund shareholders, as well as the Fund itself, must also satisfy certain holding period and other requirements in order for the reduced rate for dividends to apply. Because the Fund intends to invest primarily in common stocks and other equity securities, a portion of the ordinary income dividends paid by the Fund should be eligible for the reduced rate applicable to "qualified dividend income." No assurance can be given as to what percentage of the ordinary income dividends paid by the Fund will consist of "qualified dividend income." To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains.

The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers on the sale or exchange of shares is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2010).

Backup withholding rules require the Fund, in certain circumstances, to withhold 28% (through 2010) of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable), or who are otherwise subject to backup withholding.


Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Under current law, the Fund may pay "interest-related dividends" and "short-term capital gain dividends" to its foreign shareholders without having to withhold on such dividends at the 30% rate. The amount of "interest-related dividends" that the Fund may pay each year is limited to the amount of qualified interest income received by the Fund during that year, less the amount of the Fund's expenses properly allocable to such interest income. The amount of "short-term capital gain dividends" that the Fund may pay each year generally is limited to the excess of the Fund's net short-term capital gains over its net long-term capital losses, without any reduction for the Fund's expenses allocable to such gains (with exceptions for certain gains). The exemption from 30% withholding tax for "short-term capital gain dividends" does not apply with respect to foreign shareholders that are present in the United States for more than 182 days during the taxable year. If the Fund's income for a taxable year includes "qualified interest income" or net short-term capital gains, the Fund may designate dividends as "interest-related dividends" or "short-term capital gain dividends" by written notice mailed to its foreign shareholders not later than 60 days after the close of the Fund's taxable year. These provisions apply to dividends paid by the Fund with respect to the Fund's taxable years beginning on or after January 1, 2005 and will cease to apply to dividends paid by the Fund with respect to the Fund's taxable years beginning after December 31, 2007.

The Fund may be required to withhold U.S. with-holding tax at a rate of 35% from certain distributions to its foreign shareholders that are attributable to dispositions of United States real property interests. Specifically, if the Fund distributes amounts constituting capital gain attributable to the sale or disposition (either by the Fund or by a REIT in which the Fund invests) of a United States real property interest (for example, stock of a REIT or stock of a corporation that invests significantly in real property located in the United States), the Fund may be required to withhold 35% of such distributions. Foreign shareholders who receive such distributions may also be required to pay tax on such distributions at regular graduated rates applicable to United States persons and file a non-resident U.S. federal income tax return. See the Statement of Additional Information for a more detailed discussion.


Foreign shareholders must provide documentation to the Fund certifying their non-United States status. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares of the Fund.

The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, plus any amounts that were not distributed in previous taxable years, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.

The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

Disclosure of
Portfolio Holdings

 -------------------------------------------------------------------------------

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.

    Financial Highlights
     ---------------------------------------------------------------------------

    The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including taxes on Fund distributions or redemptions). The information has been audited by Ernst & Young LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's most recent financial statements, may be obtained without charge from our web site at www.vankampen.com or by calling the telephone number on the back cover of this Prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Fund's Annual Report.


                                                                                                     CLASS R SHARES
                                                        CLASS I SHARES                               --------------
                                                        --------------                               MARCH 20, 2007
                                                     YEAR ENDED MARCH 31,                           (COMMENCEMENT OF
                                  -----------------------------------------------------------        OPERATIONS) TO
                                   2007         2006         2005         2004         2003          MARCH 31, 2007
      --------------------------------------------------------------------------------------------------------------
      Net Asset Value,
        Beginning of the
        Period.............       $17.45       $14.02       $13.16        $8.92        $12.70            $17.01
                                  ------       ------       ------       ------       -------
        Net Investment Loss
          (a)..............        (0.09)       (0.08)       (0.07)       (0.09)        (0.10)             0.00(d)
        Net Realized and
          Unrealized
          Gain/Loss........         0.04         3.51         0.93         4.33         (3.68)             0.13
                                  ------       ------       ------       ------       -------           -------
      Total from Investment
        Operations.........        (0.05)        3.43         0.86         4.24         (3.78)             0.13
                                  ------       ------       ------       ------       -------           -------
      Net Asset Value, End
        of the Period......       $17.40       $17.45       $14.02       $13.16         $8.92            $17.14
                                  ======       ======       ======       ======       =======
      Total Return ........       -0.29%(b)    24.47%(b)     6.53%(b)    47.53%(b)    -29.76%(b)          0.76%(c)*
      Net Assets at End of
        the Period (In
        millions)..........       $291.3       $389.4        $73.7        $75.8         $49.6               $.1
      Ratio of Expenses to
        Average Net
        Assets.............        1.13%        1.10%        1.14%        1.22%         1.36%             1.62%
      Ratio of Net
        Investment Loss to
        Average Net
        Assets.............        (.56%)       (.50%)       (.52%)       (.79%)       (1.00%)           (1.05%)
      Portfolio Turnover...         135%         129%         140%         201%          217%              135%



    *  Non-Annualized



    (a) Based on average shares outstanding.


    (b) Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


    (c) Assumes reinvestment of all distributions for the period. This return includes combined Rule 12b-1 fees and service fees of up to .50% and does not reflect the deduction of takes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



    (d) Amount is less than $0.1 per share.

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
   - Call your broker
   - WEB SITE
     www.vankampen.com

DEALERS
   - WEB SITE
     www.vankampen.com

   - VAN KAMPEN INVESTMENTS 800-421-5666


VAN KAMPEN AGGRESSIVE GROWTH FUND

522 Fifth Avenue


New York, New York 10036


Investment Adviser
VAN KAMPEN ASSET MANAGEMENT

522 Fifth Avenue


New York, New York 10036


Distributor
VAN KAMPEN FUNDS INC.

522 Fifth Avenue


New York, New York 10036


Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 947
Jersey City, New Jersey 07303-0947
Attn: Van Kampen Aggressive Growth Fund

Custodian
STATE STREET BANK AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111
Attn: Van Kampen Aggressive Growth Fund

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

  Van Kampen Aggressive Growth Fund



  A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

  You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.


  You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling 800.847.2424. Free copies of the Fund's reports and its Statement of Additional Information are available from our web site at www.vankampen.com.


  Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at
  202.551.8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

  This Prospectus is dated

  July 31, 2007


  CLASS I SHARES
  CLASS R SHARES

  The Fund's Investment Company Act File No. is 811-04805.
--------------------------------------------------------------------------------

                                                         Van Kampen Funds Inc.

                                                  1 Parkview Plaza - Suite 100

                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555

                                                             www.vankampen.com


                                       Copyright (C)2007 Van Kampen Funds Inc.

                                         All rights reserved. Member NASD/SIPC


                                                               AGG PRO IR 7/07

     (VAN KAMPEN INVESTMENTS LOGO)

                                         MUTUAL FUNDS

                                         Van Kampen Asset Allocation
                                         Conservative Fund
                                         Van Kampen Asset Allocation Moderate
                                         Fund
                                         Van Kampen Asset Allocation Growth Fund

                                         ---------------------------------------
                                         This Prospectus is dated

                                         July 31, 2007


                                         CLASS A SHARES
                                         CLASS B SHARES
                                         CLASS C SHARES

     (VAN KAMPEN INVESTMENTS LOGO)

                                        Van Kampen Asset Allocation Funds'
                                        respective investment objectives are
                                        to seek high levels of long-term total
                                        return consistent with varying levels
                                        of risk.

                                        Shares of the Funds have not been
                                        approved or disapproved by the
                                        Securities and Exchange Commission
                                        (SEC) or any state regulator, and
                                        neither the SEC nor any state
                                        regulator has passed upon the accuracy
                                        or adequacy of this Prospectus. Any
                                        representation to the contrary is a
                                        criminal offense.

Table of Contents


Risk/Return Summary.........................................   3
Fees and Expenses of the Funds..............................   8
Investment Objectives, Principal Investment
Strategies and Risks........................................  10
Investment Advisory Services................................  21
Purchase of Shares..........................................  22
Redemption of Shares........................................  31
Distributions from the Funds................................  33
Shareholder Services........................................  33
Frequent Purchases and Redemptions of the Funds' Shares.....  35
Federal Income Taxation.....................................  36
Disclosure of Portfolio Holdings............................  37
Financial Highlights........................................  38
Appendix A -- Underlying Funds.............................. A-1


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds, the Funds' investment adviser or the Funds' distributor. This Prospectus does not constitute an offer by the Funds or by the Funds' distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                             INVESTMENT OBJECTIVES

The Van Kampen Asset Allocation Conservative Fund's (the "Conservative Fund") investment objective is to seek a high level of long-term total return, consistent with a low level of risk.

The Van Kampen Asset Allocation Moderate Fund's (the "Moderate Fund") investment objective is to seek a high level of long-term total return, consistent with a moderate level of risk.

The Van Kampen Asset Allocation Growth Fund's (the "Growth Fund") investment objective is to seek a high level of long-term total return, consistent with a high level of risk.

                        PRINCIPAL INVESTMENT STRATEGIES

Each of the Conservative Fund, the Moderate Fund and the Growth Fund (collectively the "Funds" or the "Asset Allocation Funds") is designed to allocate its portfolio of investments among different asset classes to achieve its investment objective. Each Fund starts with an overall target asset allocation weighting as follows:

                                              FIXED INCOME
         ASSET            EQUITY ALLOCATION    ALLOCATION
    ALLOCATION FUNDS      -----------------  ---------------
                          TARGET    RANGE    TARGET   RANGE
                          -------  --------  ------  -------
Conservative Fund.......    40%    30%-50%    60%    50%-70%
Moderate Fund...........    60%    50%-70%    40%    30%-50%
Growth Fund.............    80%    70%-90%    20%    10%-30%

Each Fund is a "fund of funds," meaning that it seeks to achieve its investment objective by investing primarily in Class I Shares of other Van Kampen funds (the "Underlying Funds"). Each Underlying Fund has its own investment objective and principal investment strategy. The different Underlying Funds invest in varying percentages of equity securities and/or fixed income securities. The investment adviser for each Underlying Fund is responsible for deciding which securities to purchase and sell for such Underlying Fund. The list in Appendix A to this Prospectus represents those Underlying Funds currently available for investment by the Funds. The Funds are not required to invest in all of the Underlying Funds nor are they required to invest in any single Underlying Fund. There is no minimum percentage in which a Fund must invest in any Underlying Fund, however, no Fund may invest more than 50% of its assets in any one Underlying Fund. From time to time the investment adviser may select new or different Underlying Funds other than those listed on Appendix A without prior approval of or prior notice to shareholders.

The Fund's investment adviser utilizes a multi-factor approach to asset allocation based on the investment adviser's analysis of macroeconomic trends and asset class valuations. Subject to the target asset allocation weighting for each Fund, the investment adviser makes further allocation decisions by asset class based on various factors including, among other things: for equities, considering growth or value styles, market capitalizations (large, medium and/or small equity capitalizations) and income generation potential; and for fixed income, considering maturities, sectors and credit qualities. Subject to the target asset allocation weighting for each Fund, the investment adviser monitors each Fund's asset allocation and the selection of Underlying Funds and makes adjustments as market conditions warrant, in its discretion. In monitoring each Fund's asset allocation, the investment adviser rebalances each Fund's investments to bring them back within its target asset allocation weighting whenever such Fund's investments are outside the ranges specified above. In addition, each Fund may invest directly in government securities and cash equivalents for liquidity and when the investment adviser believes market conditions so warrant.

The Funds generally will sell an Underlying Fund when the investment adviser believes that another Underlying Fund would be more appropriate to help achieve the Fund's investment objective or to rebalance back to target weightings.

The Funds may change their target asset allocation weightings and the Underlying Funds without prior approval of or prior notice to shareholders.

                           PRINCIPAL INVESTMENT RISKS

An investment in the Funds is subject to risks, and you could lose money on your investment in the Funds. There can be no assurance that the Funds will achieve their investment objective.

                           RISKS OF INVESTING IN THE
                             ASSET ALLOCATION FUNDS

ALLOCATION RISK. Each Fund's ability to achieve its investment objective depends upon the investment adviser's analysis of macroeconomic trends and asset class valuations and its ability to select the appropriate mix of Underlying Funds. There is risk that the investment adviser's evaluations and assumptions regarding macroeconomic trends, asset class valuations and selected Underlying Funds may be incorrect in view of actual market conditions.

RISKS OF INVESTING IN THE UNDERLYING FUNDS. Each of the Underlying Funds in which the Funds invest has its own investment risks, and those risks can affect the value of the Underlying Funds' shares and therefore the value of the Funds' investments. In addition, there is no guarantee that the Underlying Funds will achieve each of their investment objectives. The Underlying Funds may change their investment objectives or policies without the approval of the Funds. If an Underlying Fund were to change its investment objective or policies, the Funds may be forced to sell their shares of the Underlying Fund at a disadvantageous time. Furthermore, in selecting among the Underlying Funds (which are also advised by the Funds' investment adviser), the investment adviser is subject to the potential conflict of interest presented because the fees paid by some Underlying Funds to the investment adviser are higher than the fees paid by other Underlying Funds; however, the investment adviser seeks to select those Underlying Funds that best satisfy its multi-level asset allocation determinations and each Fund's target asset allocation weighting.

DIVERSIFICATION STATUS AND ASSOCIATED RISKS. Each Fund is a non-diversified fund, investing only in the Underlying Funds, government securities and cash. Generally, a non-diversified fund invests a greater portion of its assets in a more limited number of issuers than a diversified fund; and, as a result, a non-diversified fund generally is subject to greater risk than a diversified fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of such non-diversified funds' shares. However, because each Fund implements its asset allocation strategy by investing in different types of Underlying Funds and because most of the Underlying Funds are themselves diversified, it is expected that the Funds are subject to less non-diversification risk than other types of non-diversified funds not pursuing this kind of strategy.

                           RISKS OF INVESTING IN THE
                                UNDERLYING FUNDS

An investment in the Underlying Funds is subject to risks, and the Funds could lose money on their investment in the Underlying Funds. There can be no assurance that the Underlying Funds achieve their investment objectives.

In summarizing the risks below of the Underlying Funds, the Funds have organized the discussion into those risks typically associated with equity Underlying Funds, those risks typically associated with fixed income Underlying Funds and those risks generally associated with either type of Underlying Funds. The risks associated with either equity Underlying Funds or fixed income Underlying Funds will have a greater or lesser impact on the risk associated with investment in an Asset Allocation Fund depending on the extent to which the Asset Allocation Fund invests in that asset class.

Equity Funds

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Underlying Funds will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. Investments in convertible securities are affected by changes similar to those of equity securities and fixed income securities (see below). The value of a convertible security tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity security.

STYLE-SPECIFIC RISK. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Underlying Funds that emphasize a growth style of investing often seek companies experiencing high rates of current growth; such companies may be more volatile than other types of investments. Underlying Funds that emphasize a value style of investing often seek undervalued companies with characteristics for improved valuations; such companies are subject to the risk that the valuations never improve. Certain Underlying Funds invest in companies with special situations or circumstances (for example: companies with new, limited or cyclical product lines, services, markets, distribution channels or financial resources, or companies where the management of such companies may be dependent upon one or a few key people, or companies with initial public offerings, or other unusual events such as acquisitions, mergers, liquidations); such companies can be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock markets in general.

SECTOR RISK. Most of the Underlying Funds do not concentrate on specific industry sectors of the market; however, certain of those Underlying Funds may from time to time emphasize certain industry sectors of the market. Alternatively, certain other Underlying Funds specifically do concentrate their investments in specific sectors of the market. To the extent an Underlying Fund invests a significant portion of its assets in securities of companies in the same sector of the market, such Underlying Fund is more susceptible to economic, political, regulatory and other occurrences influencing those sectors. Specific sectors emphasized by certain Underlying Funds include:

Technology-oriented companies. Stocks of companies that rely extensively on technology, science or communications in their product development or operations may be more volatile than the overall stock market and may or may not move in tandem with the overall stock market. Technology, science and communications are rapidly changing fields, and stocks of these companies, especially of smaller or unseasoned companies, may be subject to more abrupt or erratic market movements than the stock market in general.


Utilities industry. Companies engaged in the utilities industry historically have been subject to a variety of risks depending, in part, on such factors as the type of utility company involved and its geographic location. Such risks include increases in fuel and other operating costs, high interest expenses for capital construction programs, costs associated with compliance with environmental and nuclear safety regulations, service interruption due to environmental, operational or other mishaps, the effects of economic slowdowns, surplus capacity, competition and changes in the overall regulatory climate. In particular, regulatory changes with respect to nuclear and conventionally fueled generating facilities could increase costs or impair the ability of utility companies to operate such facilities, thus reducing utility companies' earnings or results in losses.



Real estate and real estate investment trusts ("REITs"). Underlying Funds that invest in or concentrate their investments in the real estate industry or in REITs are more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. The value of securities of companies which service the real estate industry also will be affected by such risks. In addition, REITs depend upon specialized management skills, may not be diversified, may have limited financial resources, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs must comply with certain requirements of the federal income tax law to maintain their federal income tax status. Investments in REITs may involve duplication of management fees and certain other expenses, as an Underlying Fund indirectly bears its proportionate share of any expenses paid by REITs in which it invests.


CAPITALIZATION RISK. Some Underlying Funds emphasize their investments in companies of a particular capitalization range while other Underlying Funds may invest in all companies regardless of capitalization. During an overall stock market decline, stock prices of small- or medium-capitalization companies (which certain Underlying Funds may emphasize) often fluctuate more and may fall more than stock prices of larger-capitalization companies. Stocks of small- and medium-capitalization have sometimes gone through extended periods of outperformance and underperformance relative to larger-capitalization companies.

INCOME RISK. The ability of equity funds to generate income generally depends on the earnings and the continuing declaration of dividends by the issuers of underlying securities. If dividends are reduced or discontinued, distributions from the Underlying Funds may decline as well.

Fixed Income Funds

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Underlying Funds will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in fixed income securities generally are affected by changes in interest rates and the creditworthiness of the issuer. The prices of such securities tend to fall as interest rates rise, and such declines tend to be greater among securities with longer maturities.

Certain Underlying Funds invest in U.S. government securities, which, while backed by the U.S. government, are not guaranteed against declines in their market values.

The prices of mortgage-related securities, like those of traditional fixed income securities, tend to fall as interest rates rise. Mortgage-related securities may be more susceptible to further price declines than traditional fixed income securities in periods of rising interest rates because of extension risk (described below). In addition, mortgage-related securities may benefit less than traditional fixed income securities during periods of declining interest rates because of prepayment risk (described below).

Market risk is often greater among certain types of fixed income securities, such as payment-in-kind securities or zero coupon bonds which do not make regular interest payments in cash. As interest rates change, these securities often fluctuate more in price than securities that make regular interest payments in cash and therefore subject an Underlying Fund investing in such securities to greater market risk than a fund that does not own these types of securities.

When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased. The greater an Underlying Fund's outstanding commitments for these securities, the greater the Underlying Fund's exposure to market price fluctuations.

CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. Various Underlying Funds emphasize different parts of the credit spectrum from high grade securities to investment grade securities to below investment grade securities. An Underlying Fund investing primarily in below investment grade securities generally is subject to a higher level of credit risk than an Underlying Fund investing primarily in investment grade securities. Securities rated BBB by Standard & Poor's ("S&P") or Baa by Moody's Investors Service, Inc. ("Moody's") are in the lowest of the four investment grades and are considered by the rating agencies to be medium-grade obligations, which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer to make principal and interest payments than in the case of higher-rated securities. Securities rated BB or lower by S&P or Ba or lower by Moody's or unrated securities of comparable quality are commonly referred to as "junk bonds." Lower grade securities are considered speculative by recognized rating agencies with respect to the issuer's continuing ability to pay interest and principal. Lower-grade securities may have less liquidity and a higher incidence of default than investments in higher-grade securities. An Underlying Fund may incur higher expenses to protect its interests in such securities. Such lower-grade securities, especially those with longer maturities or those not making regular interest payments, may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher-grade securities.

INCOME RISK. The interest income on the Underlying Funds' fixed income securities generally is affected by prevailing interest rates, which can vary widely over the short- and long-term. If interest rates drop, distributions from the Underlying Funds may drop as well.

CALL/PREPAYMENT RISK. If interest rates fall, it is possible that issuers of callable securities held by the Underlying Funds will call or prepay their securities before their maturity dates. In this event, the proceeds from the called or prepaid securities would most likely be reinvested by the Underlying Funds in securities bearing new, lower interest rates, resulting in a possible decline in the Underlying Fund's income and distributions to shareholders.

For Underlying Funds that invest in pools of mortgages issued or guaranteed by private organizations or U.S. government agencies, these mortgage-related securities are especially sensitive to call or prepayment risk because borrowers often refinance their mortgages when interest rates drop.

EXTENSION RISK. As discussed above, the prices of fixed income securities tend to fall as interest rates risk. For mortgage-related securities, if interest rates rise, borrowers may prepay mortgages more slowly than originally expected. This may further reduce the market value of the securities and lengthen their durations.

Equity and Fixed Income Funds


FOREIGN RISK. Because certain Underlying Funds may (and other Underlying Funds will) own securities of foreign issuers, such Underlying Funds may (will) be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues. Certain Underlying Funds may (will) also invest in issuers in developing or emerging market countries. The risks of investing in developing or emerging market countries are greater than the risks generally associated with foreign investments, including investment and trading limitations, greater credit and liquidity concerns, greater political uncertainties, an economy's dependence on international trade or development assistance, greater foreign currency exchange risk and currency transfer restrictions, and greater delays and disruptions in settlement transactions.


RISKS OF USING DERIVATIVE INSTRUMENTS. The Underlying Funds may invest to varying degrees in derivative instruments. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and currency-related transactions involving options, futures contracts, forward contracts and swaps are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

NON-DIVERSIFICATION RISK. Certain Underlying Funds are classified as non-diversified funds. This means that such an Underlying Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. As a result, such Underlying Fund may be subject to greater risk than a diversified fund because changes in a the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of such Underlying Fund's shares.

MANAGER RISK. As with any managed fund, the Underlying Funds' investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Underlying Funds' performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of each Fund's investment objective and principal investment strategies, the Funds may be appropriate for investors who:

- Seek total return over the long-term

- Seek to add to their investment portfolio a fund investing in other Van Kampen funds

- Can withstand volatility in the value of their shares of the Fund

An investment in any of the Funds is not a deposit of any bank or other insured depository institution. An investment in any of the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in one of the Funds may not be appropriate for all investors. The Funds are not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Funds. An investment in any of the Funds is intended to be a long-term investment, and the Funds should not be used as trading vehicles.

                            PERFORMANCE INFORMATION
As of the date of this Prospectus, the Funds have not yet completed a full calendar year of investment operations. When the Funds have completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark index selected for each Fund. The information could serve as a basis for investors to evaluate each Fund's performance and risks by looking at how each Fund's performance varies from year to year and how each Fund's performance compares to a broad-based market index.
Fees and Expenses
of the Funds

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

                           CLASS A      CLASS B      CLASS C
                           SHARES       SHARES       SHARES
----------------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
----------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of offering
price)                     5.75%(1)     None         None
.................................................................
Maximum deferred sales
charge (load) (as a
percentage of the lesser
of original purchase
price or redemption
proceeds)                  None(2)      5.00%(3)     1.00%(4)
.................................................................
Maximum sales charge
(load) imposed on
reinvested dividends       None         None         None
.................................................................
Redemption fee(5)          2.00%        2.00%        2.00%
.................................................................
Exchange fee(5)            2.00%        2.00%        2.00%
.................................................................
Account Maintenance (Low
Balance) Fee (for
accounts under $750)(6)    $12/yr       $12/yr       $12/yr
.................................................................


                           CLASS A      CLASS B      CLASS C
                           SHARES       SHARES       SHARES
----------------------------------------------------------------

ANNUAL CONSERVATIVE FUND OPERATING EXPENSES
(expenses that are deducted from Conservative Fund assets and are based on expenses incurred during the Fund's fiscal year ended March 31, 2007)
----------------------------------------------------------------
Management fees(9)         0.15%        0.15%        0.15%
.................................................................
Distribution and/or
service (12b-1) fees(7)    0.25%        1.00%(8)     1.00%(8)
.................................................................
Other expenses(9)          8.51%        8.51%        8.51%
.................................................................
Total annual fund
operating expenses(9)      8.91%        9.66%        9.66%
.................................................................
Acquired Funds (i.e.,
Underlying Funds) fees
and expenses(10)           0.84%        0.84%        0.84%
.................................................................
Total annual fund and
Underlying Fund operating
expenses                   9.75%        10.50%       10.50%
.................................................................




ANNUAL MODERATE FUND OPERATING EXPENSES
(expenses that are deducted from Moderate Fund assets and are based on expenses incurred during the Fund's fiscal year ended
March 31, 2007)
----------------------------------------------------------------
Management fees(9)         0.15%        0.15%        0.15%
.................................................................
Distribution and/or
service (12b-1) fees(7)    0.25%        1.00%(8)     1.00%(8)
.................................................................
Other expenses(9)          3.97%        3.97%        3.97%
.................................................................
Total annual fund
operating expenses(9)      4.37%        5.12%        5.12%
.................................................................
Acquired Funds (i.e.,
Underlying Funds) fees
and expenses(10)           0.93%        0.93%        0.93%
.................................................................
Total annual fund and
Underlying Fund operating
expenses                   5.30%        6.05%        6.05%
.................................................................




ANNUAL GROWTH FUND OPERATING EXPENSES
(expenses that are deducted from Growth Fund assets and are
based on expenses incurred during the Fund's fiscal year ended
March 31, 2007)
----------------------------------------------------------------
Management fees(9)         0.15%        0.15%        0.15%
.................................................................
Distribution and/or
service (12b-1) fees(7)    0.25%        1.00%(8)     1.00%(8)
.................................................................
Other expenses(9)          3.31%        3.31%        3.31%
.................................................................
Total annual fund
operating expenses(9)      3.71%        4.46%        4.46%
.................................................................
Acquired Funds (i.e.,
Underlying Funds) fees
and expenses(10)           0.96%        0.96%        0.96%
.................................................................
Total annual fund and
Underlying Fund operating
expenses                   4.67%        5.42%        5.42%
.................................................................


(1) Reduced for purchases of $50,000 and over. See "Purchase of Shares -- Class A Shares."

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within eighteen months of purchase. See "Purchase of Shares -- Class A Shares."

(3) The maximum deferred sales charge is 5.00% in the first year after purchase and declines thereafter as follows:

                         Year 1-5.00%
                         Year 2-4.00%
                         Year 3-3.00%
                         Year 4-2.50%
                         Year 5-1.50%
                         After-None

    See "Purchase of Shares -- Class B Shares."

(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."

(5) The redemption fee and the exchange fee apply to the proceeds of each Fund's shares that are redeemed or exchanged within seven days of purchase. See "Redemption of Shares" for more information on when the fees apply.
(6) Commencing in November 2007; see "Purchase of Shares -- How to Buy Shares" for a description of the fee, including exceptions.


(7) Class A Shares are subject to a combined annual distribution and service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares." The Funds will not pay any sales charge or annual distribution and service fee in connection with their investment in shares of the Underlying Funds.


(8) While Class B Shares and Class C Shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 and service fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A Shares.


(9) The Funds' investment adviser is currently waiving and/or reimbursing all or a portion of each Fund's management fees and/or other expenses such that the actual total annual fund operating expenses (exclusive of any indirect expenses from the Underlying Funds) paid for the Funds' fiscal year ended March 31, 2007 were 0.40% for Class A Shares, 1.15% for Class B Shares and 1.15% for Class C Shares. These fee waivers and/or expense reimbursements can be terminated at any time.



(10)As the Funds invest in Class I Shares of the Underlying Funds, shareholders in the Funds bear indirectly the Class I Share expenses of the Underlying Funds. Because the amount of the Funds' assets invested in each of the Underlying Funds changes daily, the amounts shown in the table are approximate amounts.


Example:

The following example is intended to help you compare the cost of investing in the Funds with the costs of investing in other mutual funds.


The example assumes that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar year in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:



CONSERVATIVE              ONE        THREE        FIVE        TEN
FUND                      YEAR       YEARS       YEARS       YEARS
-----------------------------------------------------------------------
Class A Shares           $1,472      $3,141      $4,654      $7,852
........................................................................
Class B Shares           $1,521      $3,198      $4,724      $7,940*
........................................................................
Class C Shares           $1,121      $2,898      $4,574      $8,021
........................................................................



                          ONE        THREE        FIVE        TEN
MODERATE FUND             YEAR       YEARS       YEARS       YEARS
-----------------------------------------------------------------------
Class A Shares           $1,074      $2,067      $3,054      $5,496
........................................................................
Class B Shares           $1,102      $2,087      $3,097      $5,613*
........................................................................
Class C Shares           $  702      $1,787      $2,947      $5,742
........................................................................



                          ONE        THREE        FIVE        TEN
GROWTH FUND               YEAR       YEARS       YEARS       YEARS
-----------------------------------------------------------------------
Class A Shares           $1,016      $1,902      $2,794      $5,050
........................................................................
Class B Shares           $1,041      $1,916      $2,832      $5,170*
........................................................................
Class C Shares           $  641      $1,616      $2,682      $5,308
........................................................................


You would pay the following expenses if you did not redeem your shares:


CONSERVATIVE              ONE        THREE        FIVE        TEN
FUND                      YEAR       YEARS       YEARS       YEARS
-----------------------------------------------------------------------
Class A Shares           $1,472      $3,141      $4,654      $7,852
........................................................................
Class B Shares           $1,021      $2,898      $4,574      $7,940*
........................................................................
Class C Shares           $1,021      $2,898      $4,574      $8,021
........................................................................



                          ONE        THREE        FIVE        TEN
MODERATE FUND             YEAR       YEARS       YEARS       YEARS
-----------------------------------------------------------------------
Class A Shares           $1,074      $2,067      $3,054      $5,496
........................................................................
Class B Shares           $  602      $1,787      $2,947      $5,613*
........................................................................
Class C Shares           $  602      $1,787      $2,947      $5,742
........................................................................

                          ONE        THREE        FIVE        TEN
GROWTH FUND               YEAR       YEARS       YEARS       YEARS
-----------------------------------------------------------------------
Class A Shares           $1,016      $1,902      $2,794      $5,050
........................................................................
Class B Shares           $  541      $1,616      $2,682      $5,170*
........................................................................
Class C Shares           $  541      $1,616      $2,682      $5,308
........................................................................



* Based on conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased.


Investment Objectives,
Principal Investment Strategies and Risks

 -------------------------------------------------------------------------------

                             INVESTMENT OBJECTIVES

The Conservative Fund's investment objective is to seek a high level of long-term total return, consistent with a low level of risk.

The Moderate Fund's investment objective is to seek a high level of long-term total return, consistent with a moderate level of risk.

The Growth Fund's investment objective is to seek a high level of long-term total return, consistent with a high level of risk.

Each Fund's investment objective may be changed by its Board of Trustees without shareholder approval, but no change is anticipated. If a Fund's investment objective changes, that Fund will notify its shareholders in writing and shareholders should consider whether that Fund remains an appropriate investment in light of the changes. There are risks inherent in all investments in securities; accordingly, there can be no assurance that any of the Funds will achieve its investment objective.

                              PRINCIPAL INVESTMENT
                              STRATEGIES AND RISKS

Each Fund's ability to achieve its investment objective depends in part on the ability of the Underlying Funds to achieve their investment objectives. There can be no assurance that the Underlying Funds, the Conservative Fund, the Moderate Fund or the Growth Fund will achieve each of their investment objectives. You may invest in the Underlying Funds directly. By investing in any of the Funds, you will incur a proportionate share of the expenses of the Underlying Funds in addition to any expenses of the respective Fund.

Each Fund's ability to achieve its investment objective depends in part on the investment adviser's analysis of macroeconomic trends and asset class valuations and its ability to select the appropriate mix of Underlying Funds. Subject to the target asset allocation weighting for each Fund, the investment adviser determines the underlying asset allocation, manages daily cash flow activities and rebalances the Funds to ensure appropriate allocations among asset classes and among Underlying Funds. The allocations for each Fund are monitored regularly and the investment adviser rebalances each Fund's investments to bring them back within its target asset allocation weighting whenever such Fund's investments are outside the ranges specified for such Fund. The investment adviser seeks to make strategic rebalancing decisions (as opposed to mechanical rebalancing decisions based solely on percentage variations or calendar-driven decisions) to achieve lower trading costs and better tax efficiencies. Factors that affect rebalancing decisions include, among other things: asset class performance over time; unanticipated events causing sharp movements, up or down, in certain asset classes or style/sector valuations in the short-term; unanticipated deviations in Underlying Fund performance versus actual asset class performance; or other changes in the Underlying Funds.

                            EQUITY UNDERLYING FUNDS

The equity Underlying Funds primarily invest in some or all of the following securities. Certain equity Underlying Funds may invest a limited portion of their assets in fixed income securities, see also "Fixed Income Underlying Funds" below.

COMMON STOCKS. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

PREFERRED STOCK. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.

Certain Underlying Funds' investments in convertible securities may include securities with enhanced convertible features or "equity-linked" features. Equity-linked securities are instruments whose value is based upon the value of one or more underlying equity securities, a reference rate or an index. Equity-linked securities come in many forms and may include features, among others, such as the following: (i) may be issued by the issuer of the underlying equity security or by a company other than the one to which the instrument is linked (usually an investment bank), (ii) may convert into equity securities, such as common stock, within a stated period from the issue date or may be redeemed for cash or some combination of cash and the linked security at a value based upon the value of the underlying equity security within a stated period from the issue date, (iii) may have various conversion features prior to maturity at the option of the holder or the issuer or both, (iv) may limit the appreciation value with caps or collars of the value of underlying equity security and (v) may have fixed, variable or no interest payments during the life of the security which reflect the actual or a structured return relative to the underlying dividends of the linked equity security. Investments in equity-linked securities may subject the Underlying Funds to additional risks not ordinarily associated with investments in convertible securities. Because equity-linked securities are sometimes issued by a third party other than the issuer of the linked security, the Underlying Funds are subject to risks if the underlying equity security, reference rate or index underperforms or if the issuer defaults on the payment of the dividend or the common stock at maturity. In addition, the trading market for particular equity-linked securities may be less liquid, making it difficult for the Underlying Funds to dispose of a particular security when necessary and reduced liquidity in the secondary market for any such securities may make it more difficult to obtain market quotations for valuing an Underlying Fund's portfolio.

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

There can be no assurance of current income on convertible securities because the issuers thereof may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying security. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

Certain Underlying Funds may purchase convertible securities rated below investment grade (i.e., Ba or lower by Moody's or BB or lower by S&P). Securities rated below investment grade are commonly known as junk bonds. Convertible securities rated in these categories are considered high risk securities and the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the

Underlying Funds, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities. See also "Fixed Income Underlying Funds--Medium- and lower-grade fixed income securities."

SMALL, MEDIUM AND LARGE-SIZED COMPANIES. The securities of smaller or medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger-sized companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. The market movements of equity securities of small capitalization companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. In addition, equity securities of small capitalization companies generally are less liquid than those of larger capitalization companies. This means that an Underlying Fund could have greater difficulty selling such securities at the time and price that the Underlying Fund would like. Thus, to the extent the Underlying Funds invest in smaller or medium-sized companies, the Underlying Funds may be subject to greater investment risk than that assumed through investment in the equity securities of larger-sized companies. In addition, investment opportunities for certain undervalued, small- to medium-sized companies may be more limited than those in other sectors of the market. To facilitate the management of certain Underlying Funds' portfolios, certain Underlying Funds may, from time to time, suspend the continuous offering of their shares to new investors.

SECTOR INVESTING. Certain of the Underlying Funds may concentrate their investments in a particular industry, such as the technology, utility and real estate industries. Concentrating investments in any industry subjects that Underlying Fund to economic, political or regulatory risks associated with that industry.

   Technology-oriented companies. Common stocks of companies that rely extensively on technology, science or communications in their product development or operations may be more volatile than the overall stock market and may or may not move in tandem with the overall stock market. Technology, science and communications are rapidly changing fields, and stocks of these companies, especially of smaller or unseasoned companies, may be subject to more abrupt or erratic market movements than the stock market in general. There are significant competitive pressures among technology-oriented companies and the products or operations of such companies may become obsolete quickly. In addition, these companies may have limited product lines, markets or financial resources and the management of such companies may be more dependent upon one or a few key people.


   Utilities industry. Companies engaged in the utilities industry historically have been subject to a variety of risks depending, in part, on such factors as the type of utility company involved and its geographic location. Such risks include increases in fuel and other operating costs, high interest expenses for capital construction programs, costs associated with compliance with environmental and nuclear safety regulations, service interruption due to environmental, operational or other mishaps, the effects of economic slowdowns, surplus capacity, competition and changes in the overall regulatory climate. In particular, regulatory changes with respect to nuclear and conventionally fueled generating facilities could increase costs or impair the ability of utility companies to operate such facilities, thus reducing utility companies' earnings or resulting in losses. There can be no assurance that regulatory policies or accounting standard changes will not negatively affect utility companies' earnings or dividends. Companies engaged in the utilities industry are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by regulatory authorities, companies engaged in the utilities industry are subject to the risk that such authority will not authorize increased rates. Regulatory authorities also may restrict a company's access to new markets, thereby diminishing the company's long-term prospects. In addition, individual sectors of the utility market are subject to additional risks.


   Real estate and REITs. Underlying Funds that concentrate their investments in real estate industry are more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. The value of securities of companies which service that real estate industry also will be affected by such risk. If the Underlying Fund has rental income or income from the disposition of real property acquired as a result of a default on securities the Underlying Fund may own, the receipt of such income may adversely affect the Underlying Fund's ability to retain its tax status as a regulated investment company. In addition, REITs depend upon specialized management skills, may have limited financial resources, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs must comply with certain requirements of the federal income tax law to maintain their federal income tax status. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in fixed income securities including changes in interest rates and the quality of credit extended. Investments in REITs may involve duplication of management fees and certain other expenses, as an Underlying Fund indirectly bears its proportionate share of any expenses paid by REITs in which it invests.

INTANGIBLE ASSETS RISK. Certain Underlying Funds invest in securities that, in the investment adviser's judgment, have among other things resilient business franchises and growth potential, such as companies with intangible assets underlying a strong business franchise (such as patents, copyrights, brand names, licenses, or distribution methods). Such intangible assets underlying strong business franchises are subject to risks which could include, among other things, that a company could lose its intangible assets, that the intangible asset may be overvalued, that new technology may make the intangible asset obsolete or less valuable and that the value of the intangible asset may be subject changes in federal or other regulations. A company that has franchise operations may also engage in other lines of business.

                               FIXED INCOME FUNDS

Fixed income securities in which the fixed income Underlying Funds primarily invest generally consist of: government securities, including mortgage-backed securities, and corporate securities, including investment grade and below investment grade corporate securities. Certain fixed income Underlying Funds may invest a limited portion of their assets in preferred stock or convertible securities, see also "Equity Underlying Funds" above.

The value of fixed income securities generally varies inversely with changes in prevailing interest rates. If interest rates rise, fixed income security prices generally fall; if interest rates fall, fixed income security prices generally rise. Shorter-term securities are generally less sensitive to interest rate changes than longer-term securities; thus, for a given change in interest rates, the market prices of shorter-maturity fixed income securities generally fluctuate less than the market prices of longer-maturity fixed income securities. Fixed income securities with longer maturities generally offer higher yields than fixed income securities with shorter maturities assuming all other factors, including credit quality, are equal; however such securities typically are more sensitive to changes in interest rates.

The value and yield of fixed income securities generally varies with credit quality. Fixed income securities with lower credit quality generally offer higher yields than fixed income securities with higher credit quality, assuming all other factors, including maturities, are equal; however, such securities are subject to greater risk of nonpayment of principal and interest.

U.S. GOVERNMENT SECURITIES. Certain Underlying Funds may invest in U.S. government securities. U.S. government securities include: (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance, (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities which are supported by: (a) the full faith and credit of the U.S. government; (b) the right of the issuer or guarantor to borrow an amount from a line of credit with the U.S. Treasury; (c) discretionary power of the U.S. government to purchase obligations of its agencies and instrumentalities; or (d) the credit of the instrumentality, (3) real estate mortgage investment conduits ("REMICs"), collateralized mortgage obligations ("CMOs") and other mortgage-backed securities issued or guaranteed by U.S. government agencies or instrumentalities, (4) "when-issued" commitments relating to any of the foregoing and (5) repurchase agreements collateralized by U.S. government securities.

MORTGAGE-BACKED SECURITIES. Certain Underlying Funds may invest in mortgage-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property ("mortgage-backed securities"). Such Underlying Funds may invest in mortgage-backed securities issued or guaranteed by U.S. government agencies or instrumentalities, including certificates issued by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Mortgage-backed securities also include mortgage pass-through certificates representing participation interests in pools of mortgage loans originated by the U.S. government or private lenders and guaranteed by U.S. government agencies such as GNMA, FNMA or FHLMC. Guarantees by GNMA are backed by the full faith and credit of the U.S. government. Guarantees by other agencies or instrumentalities of the U.S. government, such as FNMA or FHLMC, are not backed by the full faith and credit of the U.S. government, although FNMA and FHLMC are authorized to borrow from the U.S. Treasury to meet their obligations.

The yield and payment characteristics of mortgage-backed securities differ from traditional fixed income securities. Interest and principal payments are made regularly and frequently, usually monthly, over the life of the mortgage loans unlike traditional fixed income securities and principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. Faster or slower prepayments than expected on underlying mortgage loans can dramatically alter the valuation and yield to maturity of a mortgage-backed security. The value of most mortgage-backed securities, like traditional fixed income securities, tends to vary inversely with changes in prevailing interest rates (i.e., as interest rates increase, the value of such securities decrease). Mortgage-backed securities, however, may benefit less than traditional fixed income securities from declining interest rates because prepayment of mortgages tends to accelerate during periods of declining interest rates. This means some of an Underlying Fund's higher yielding securities may be converted to cash, and the Underlying Fund will be forced to accept lower interest rates when that cash is used to purchase new securities at prevailing interest rates. Prepayments shorten the life of the security and shorten the time over which the Underlying Fund receives income at the higher rate. Therefore, an Underlying Fund's ability to maintain a portfolio of higher-yielding mortgage-backed securities will be adversely affected by decreasing interest rates and the extent that prepayments occur which must be reinvested in securities which have lower yields. Any decline in an Underlying Fund's income in turn adversely affects the Underlying Fund's distributions to shareholders. Alternatively, during periods of rising interest rates, mortgage-backed securities are often more susceptible to extension risk (i.e., rising interest rates could cause a borrower to prepay a mortgage loan more slowly than expected when the security was purchased by an Underlying Fund which may further reduce the market value of such security and lengthen the duration of such security) than traditional fixed income securities.

Certain Underlying Funds may invest in REMICs and CMOs. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities held under an indenture issued by financial institutions or other mortgage lenders or issued or guaranteed by agencies or instrumentalities of the U.S. government. REMICs and CMOs generally are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. Such securities are subject to market risk, prepayment risk and extension risk. Certain of these securities may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security).

Additional information regarding U.S. government securities, mortgage-backed securities, REMICs and CMOs is contained in the Funds' Statement of Additional Information.

CORPORATE FIXED INCOME SECURITIES. A corporate bond is defined as any corporate fixed income security with an original term to maturity of greater than one year. Corporate fixed income securities with longer maturities generally tend to produce higher yields but are subject to greater market risk than fixed income securities with shorter maturities. Corporate fixed income securities with longer maturities generally tend to produce higher yields but are subject to greater market risk than fixed income securities with shorter maturities.

MEDIUM- AND LOWER-GRADE FIXED INCOME SECURITIES. Certain Underlying Funds may invest in medium- and lower-grade fixed income securities. Securities rated BBB by S&P or Baa by Moody's are in the lowest of the four investment grades and are considered by the rating agencies to be medium-grade obligations, which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer to make principal and interest payments than in the case of higher-rated securities. Securities rated BB or lower by S&P or Ba or lower by Moody's or unrated securities of comparable quality are commonly referred to as "junk bonds." Generally, medium- and lower-grade securities provide a higher yield than higher-grade securities of similar maturity but are subject to greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. Rated lower-grade fixed income securities are regarded by Moody's and S&P as predominately speculative with respect to the capacity to pay interest or repay principal in accordance with their terms.

Medium- and lower-grade securities are more susceptible to nonpayment of interest and principal and default than higher-grade securities. Adverse changes in the economy or the individual issuer often have a more significant impact on the ability of medium- and lower-grade issuers to make payments, meet projected goals or obtain additional financing. When an issuer of such securities is in financial difficulties, the Underlying Funds may incur additional expenditures or invest additional assets in an effort to obtain partial or full recovery on amounts due.

While all fixed income securities fluctuate inversely with changes in interest rates, the prices of medium- and lower-grade securities generally are less sensitive to changes in interest rates and are more sensitive to specific issuer developments or real or perceived general adverse economic changes than higher-grade securities. A projection of an economic downturn, for example, could cause a decline in prices of medium- and lower-grade securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its senior securities or obtain additional financing when necessary. A significant increase in market rates or a general economic downturn could severely disrupt the market for such securities and the market values of such securities. Such securities also often experience more volatility in prices than higher-grade securities.

The secondary trading market for medium-lower-grade securities may be less liquid than the market for higher-grade securities. Prices of medium-and lower-grade fixed income securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer, an industry or medium- and lower-grade fixed income securities generally could reduce market liquidity for such securities and make their sale by an Underlying Fund more difficult, at least in the absence of price concessions. The market for medium- and lower-grade securities also may have less available information available, further complicating evaluations and valuations of such securities and placing more emphasis on the investment adviser's experience, judgment and analysis than other securities.

Few medium- and lower-grade fixed income securities are listed for trading on any national securities exchange, and issuers of lower-grade fixed income securities may choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. As a result, the Underlying Funds' portfolios may consist of a higher portion of unlisted or unrated securities as compared with an investment company that invests solely in higher-grade securities. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make unrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Underlying Funds and may also limit the ability of the Underlying Funds to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Further, to the extent the Underlying Funds own or may acquire illiquid or restricted medium- and lower-grade securities, these securities may involve special registration responsibilities, liabilities and costs, and illiquidity and valuation difficulties.

Each Underlying Fund that invests in medium- and lower-grade securities will rely on its investment adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer. The amount of available information about the financial condition of certain medium- and lower-grade issuers may be less extensive than other issuers. In its analysis, each Underlying Fund's investment adviser may consider the credit ratings of recognized rating organizations in evaluating securities although the investment adviser does not rely primarily on these ratings. Credit ratings of securities rating organizations evaluate only the safety of principal and interest payments, not the market risk. In addition, ratings are general and not absolute standards of quality, and credit ratings are subject to the risk that creditworthiness of an issuer may change and the rating agencies may fail to change such ratings in a timely fashion. A rating downgrade does not necessarily require an Underlying Fund to dispose of a security. Because of the number of investment considerations involved in investing in lower-grade securities, achievement of the Underlying Funds' investment objective may be more dependent upon the credit analysis of the Underlying Funds' investment adviser than is the case with investing in higher-grade securities.

New or proposed laws may have an impact on the market for medium- and lower-grade securities. The Underlying Funds' investment adviser is unable to predict what effect, if any, legislation may have on the market for medium- and lower-grade securities.

ZERO COUPON AND STRIPPED SECURITIES. Certain Underlying Funds may invest in zero coupon securities and stripped securities. Zero coupon securities include U.S. Treasury bills which are initially sold at a discount to par value, and U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons, and similar obligations, receipts or certificates representing the principal only portion of fixed income or stripped fixed income obligations. A zero coupon security pays no interest in cash to its holder during its life although interest is accrued during that period. The price for a zero coupon security is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price) and the investment return is based on the difference between the face value (or resale value prior to maturity) and the investor's price to purchase the security.

Currently the principal U.S. Treasury security issued without coupons is the U.S. Treasury bill. The Treasury also has wire transferable zero coupon Treasury securities available. Certain agencies or instrumentalities of the U.S. government and a number of banks and brokerage firms separate ("strip") the principal portions from the coupon portions of the U.S. Treasury bonds and notes and sell them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are often held by a bank in a custodial or trust account).

Zero coupon securities and stripped securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations of market value in response to changing interest rates than fixed income obligations of comparable maturities which make current distributions of interest. Such securities do not entitle the holder to any periodic payments of interest prior to maturity which prevents the reinvestment of such interest payments if prevailing interest rates rise. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, such securities eliminate the reinvestment risk and may lock in a favorable rate of return to maturity if interest rates drop. Special tax considerations are associated with investing in zero coupon and stripped securities.


Stripped mortgage-backed securities (hereinafter referred to as "stripped mortgage securities") are derivative multi-class mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities usually are structured with at least two classes that receive different proportions of the interest and principal distributions on a pool of underlying assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. In the most extreme case, once class will receive all of the interest (the interest-only "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse affect on the securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an Underlying Fund may fail to fully recoup its initial investment in these securities. PO securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations or market value in response to changing interest rates than fixed income obligations of comparable maturities which make current distributions of interest. Furthermore, if the underlying mortgage assets experience less than the anticipated volume of prepayments of principal, the yield of POs could be materially adversely affected. The market value of IOs and POs are subject to greater risk of fluctuation in response to changes in market rates of interest than many other types of fixed income securities and, to the extent an Underlying Fund invests in IOs and POs, such investments increase the risk of fluctuations in the net asset value of such Underlying Fund.


                        OTHER INVESTMENTS BY EQUITY AND

                               FIXED INCOME FUNDS


SECURITIES OF FOREIGN ISSUERS. Certain Underlying Funds may (and other Underlying Funds will) invest all or a portion of their assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the Underlying Funds' investment adviser's assessment of the relative yield, appreciation potential and the relationship of a country's currency to the U.S. dollar, which is based upon such factors as fundamental economic strength, credit quality and interest rate trends. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.


In addition, there is often less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Underlying Fund may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Underlying Fund are not fully invested or attractive investment opportunities are foregone.


Certain Underlying Funds may (and other Underlying Funds will) invest all or a portion of their assets in securities of issuers determined by the Underlying Funds' investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.


Many emerging countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation, which have had a negative effect on the economies and securities markets of such countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of political reforms, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Settlement procedures in emerging countries are frequently less developed and reliable than those in developed markets. In addition, significant delays are common in certain markets in registering the transfer of securities.

Settlement or registration problems may make it more difficult for an Underlying Fund to value its portfolio securities and could cause an Underlying Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Underlying Fund has delivered or the Underlying Fund's inability to complete its contractual obligations. The creditworthiness of the local securities firms used by the Underlying Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Underlying Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The Underlying Funds may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Since certain Underlying Funds may invest in securities denominated or quoted in currencies other than the U.S. dollar, such Underlying Funds may be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Underlying Funds and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Underlying Funds' assets denominated in that currency and the Underlying Funds' return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Underlying Funds will incur costs in connection with conversions between various currencies.

In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers, including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.

Certain Underlying Funds may purchase and sell foreign currency on a spot (i.e., cash) basis in connection with the settlement of transactions in securities traded in such foreign currency. The Underlying Funds also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.

Certain Underlying Funds may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the Underlying Funds purchase a foreign security traded in the currency which the Underlying Funds anticipate acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Underlying Funds than if they had not entered into such contracts.

INVESTMENT COMPANIES. Certain Underlying Funds may invest in securities of certain issuers indirectly through investments in other investment companies. Such investments are commonly used when direct investments in certain countries are not permitted by foreign investors. Investments in other investment companies may involve duplication of management fees and certain other expenses.

USE OF DERIVATIVES. The Underlying Funds may, but are not required to, use various investment strategic transactions described below to earn income, to facilitate portfolio management and to mitigate risks. Although the Underlying Funds' investment adviser may seek to use these transactions to achieve the Underlying Funds' investment objectives, no assurance can be given that the use of these transactions will achieve this result.


The Underlying Funds may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and other interest rate indices, and other financial instruments, futures contracts and options on futures contracts (including but not limited to securities index futures contracts, foreign currency exchange futures contracts, interest rate futures contracts and other financial futures contracts), structured notes, swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures contracts. In addition, the Underlying Fund may invest in other derivative instruments that are developed over time if their use would be consistent with the objective of the Underlying Fund. Collectively, all of the above are referred to as "Strategic Transactions."


The Underlying Funds generally seek to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Underlying Funds' portfolio, protect the Underlying Funds' unrealized gains, facilitate the sale of certain securities for investment purposes, protect against changes in currency exchange rates or adjust the exposure to a particular currency, manage the effective maturity of the Underlying Fund's portfolio, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Underlying Funds may use Strategic Transactions when the Underlying Funds seek to adjust their exposure to a market in response to changes in investment strategy, when doing so provides more liquidity than the direct purchase of the securities underlying such derivatives, when the Underlying Fund is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons, or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the derivatives and securities markets or because of lower transaction costs associated with the derivatives transaction.


Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Underlying Funds' investment adviser to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Underlying Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Underlying Fund can otherwise realize on an investment, or may cause the Underlying Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Underlying Funds incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Underlying Fund to deliver or receive a specified currency. In addition, amounts paid as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Underlying Fund for investment purposes.

When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in each Underlying Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lower trading volume and liquidity.

The Underlying Funds comply with applicable regulatory requirements when implementing Strategic Transactions, including the segregation of cash and/or liquid securities on the books of the Fund's custodian, as mandated by SEC rules or SEC staff positions. A more complete discussion of Strategic Transactions and their risks is contained in the Funds' Statement of Additional Information. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.


BORROWING RISK. Certain Underlying Funds may borrow money for investment purposes, which is known as "leverage." Such Underlying Funds may use leverage to seek to enhance income to shareholders, but the use of leverage creates the likelihood of greater volatility in the net asset value of the Underlying Fund's shares. Leverage also creates the risk that fluctuations in interest rates on leverage may adversely affect the return to shareholders and the Underlying Fund's ability to make dividend payments. To the extent that income from investments made with such borrowed money exceeds the interest payable and other expenses of the leverage, the Underlying Fund's net income will be less than if the Underlying Fund did not use leverage and the amount available for distributions to shareholders of the Underlying Fund will be reduced. An Underlying Fund's use of leverage also may impair the ability of the Underlying Fund to maintain its qualification for federal income tax purposes as a regulated investment company.


                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Underlying Funds and each of the Funds may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Underlying Funds may invest in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Underlying Fund would like. Thus, the Underlying Funds may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Underlying Funds is contained in the Funds' Statement of Additional Information.


The Underlying Funds may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the Underlying Funds' investment adviser believes the potential of the security has lessened, or for other reasons. The Underlying Funds' portfolio turnover rates may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions and dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Underlying Funds' investment adviser considers portfolio changes appropriate. The Fund's portfolio turnover rate is reported in the section entitled "Financial Highlights."


TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more defensive investment strategy, the Funds or an Underlying Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in temporary investments. Under normal market conditions, the potential for total return on these securities will tend to be lower than the potential for total return on other securities that may be owned by the Funds. In taking such a defensive position, the Funds or an Underlying Fund would temporarily not be pursuing and may not achieve their investment objectives.

Investment

Advisory Services

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THE ADVISER. Van Kampen Asset Management is the Funds' investment adviser (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that services more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $123 billion under management or supervision as of June 30, 2007. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor"), is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that provides a wide range of investment banking, securities, investment management and wealth management services. The Adviser's principal office is located at 522 Fifth Avenue, New York, New York 10036.



ADVISORY AGREEMENT. The Funds retain the Adviser to manage the investment of their assets and to place orders for the purchase and sale of their portfolio securities. Under an investment advisory agreement between the Adviser and each of the Funds (the "Advisory Agreement"), each Fund pays the Adviser a monthly fee computed based upon an annual rate applied to its average daily net asset of 0.15%. Thus, each Fund's effective advisory fee rate for the fiscal year ended March 31, 2007 was 0.15% (before voluntary fee waivers; 0.00% after voluntary fee waivers) of its average daily net assets. Each Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month. The Funds also indirectly bear the investment advisory fees (and other expenses) of the Underlying Funds.


The Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Funds. The Funds pay all charges and expenses of their day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Funds (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.


Both the 1940 Act and the terms of each Fund's Advisory Agreement require that any investment advisory agreement between each Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately. On May 30, 2007, the Board of Trustees, and the independent trustees voting separately, last determined that the terms of each Fund's Advisory Agreement are fair and reasonable and approved the continuance of each Fund's Advisory Agreement as being in the best interests of each Fund and its shareholders; and a discussion regarding the basis for the Board of Trustees' approval of such Advisory Agreement will be included in each Fund's next Semi-Annual Report issued after such determination (for the semi-annual period ended September 30, 2007, which should be made available in November 2007).



PORTFOLIO MANAGEMENT. Each Fund is managed by members of the Adviser's Domestic Asset Allocation team. The Domestic Asset Allocation team consists of portfolio managers and analysts. The current members of the team primarily responsible for the day-to-day management of each Fund's portfolio are Mark A. Bavoso, a Managing Director of the Adviser, and Robert J. Rossetti, an Executive Director of the Adviser.



Mr. Bavoso has been associated with the Adviser or its affiliates in an investment management capacity since 1986 and has been managing the Fund since 2006.

Mr. Rossetti has been associated with the Adviser or its affiliates in an investment management capacity since 1995 and has been managing the Fund since 2006.


The Funds' Statement of Additional Information provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

The composition of the team may change without notice from time to time.

MANAGEMENT OF THE UNDERLYING FUNDS. The investment adviser for each Underlying Fund is responsible for deciding which securities to purchase and sell for each respective Underlying Fund. The Adviser serves as investment adviser to the Underlying Funds.

You may obtain a copy of the prospectus for any of the Underlying Funds at www.vankampen.com.


EXPENSES OF THE UNDERLYING FUNDS. In addition to the expenses that the Funds bear directly, the Funds' shareholders bear expenses of the Underlying Funds in which the Funds invest. Each Underlying Fund pays its investment adviser a monthly advisory fee as compensation for services provided to the Underlying Fund. For the fiscal year ended March 31, 2007, the Funds' indirect expenses from investing in Class I Shares of the Underlying Funds were 0.84% for the Conservative Fund, 0.93% for the Moderate Fund and 0.96% for the Growth Fund. This ratio may be higher or lower depending on the Underlying Funds selected by the Adviser in the future.


MORE INFORMATION ABOUT THE UNDERLYING FUNDS. More information about the fees, expenses, investment objectives, strategies and risks of each Underlying Fund may be found in its prospectus, which can be found on our web site at www.vankampen.com or on the EDGAR database on the SEC's web site at www.sec.gov. The complete Underlying Fund holdings of the Funds are posted on a quarterly basis on the Funds' web site. To obtain more information about the Funds' Underlying Fund holdings, call your financial adviser or visit our web site.

Purchase of Shares

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                                    GENERAL

This Prospectus offers three classes of shares of each Fund, each designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Funds may be offered through one or more separate prospectuses of the Funds. By offering multiple classes of shares, the Funds permit each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares. As described more fully below, each class of shares offers a distinct structure of sales charges, distribution and service fees and other features that are designed to address a variety of needs.


Each class of shares of each Fund represents an interest in the same portfolio of investments of each Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement,
(ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or service fee is paid,
(iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.


No offer is made in this Prospectus of shares of any of the Underlying Funds.

                              PRICING FUND SHARES

The offering price of each Fund's shares is based upon each Fund's net asset value per share (plus sales charges, where applicable). Differences in net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be due to the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.

The net asset value per share for each class of shares of each of the Funds is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m., Eastern time) each day the Exchange is open for trading. Net asset value per share for each class is determined by dividing the value of each of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding.


The assets of the Funds consist primarily of shares of the Underlying Funds, which are valued at their respective net asset values. The net asset values of the Underlying Funds or any other securities held by the Funds are calculated by using prices for portfolio securities as of the close of trading on the Exchange and valuing portfolio securities (i) for which market quotations are readily available at such market quotations (for example, using the last reported sale price for securities listed on a securities exchange or using the mean between the last reported bid and asked prices on unlisted securities) and (ii) for which market quotations are not readily available and any other assets at their fair value as determined in good faith in accordance with procedures established by the Underlying Funds' or the Funds' Boards of Trustees. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Information about how the Underlying Funds calculate their net asset value may be found in their respective prospectuses. See the financial statements and notes thereto in the Fund's Annual Report.


                       DISTRIBUTION PLAN AND SERVICE PLAN

The Funds have each adopted a distribution plan (the "Distribution Plan") with respect to each of their Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Funds also have each adopted a service plan (the "Service Plan") with respect to each such class of their shares. Under the Distribution Plan and the Service Plan, each Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.

The amount of distribution fees and service fees varies among the classes offered by the Funds. Because these fees are paid out of each Fund's respective assets on an ongoing basis, these fees will increase the cost of your investment in the respective Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the NASD. The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Funds associated with that class of shares.

To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Funds" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Funds applicable to each class of shares offered herein.

                               HOW TO BUY SHARES


The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 522 Fifth Avenue, New York, New York 10036. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). Dealers and brokers are sometimes referred to herein as authorized dealers.


Shares may be purchased on any business day by completing the account application form and forwarding it, directly or through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser, to the Funds' shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Funds, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Funds' shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.

The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Funds) to certain affiliated or unaffiliated authorized dealers in connection with the sale or retention of the Funds' shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Funds over other investment options. Any such payments will not change the net asset value or the price of the Funds' shares. For more information, please see the Funds' Statement of Additional Information and/or contact your authorized dealer.


The offering price for shares is based upon the next determined net asset value per share (plus sales charges, where applicable) after an order is received timely by Investor Services, either directly or from authorized dealers, administrators, financial advisers, custodians, trustees or record keepers. Purchases completed through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser may involve additional fees charged by such person. Orders received by Investor Services prior to the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers prior to the close of the Exchange that are properly transmitted to Investor Services by the time designated by Investor Services, are priced based on the date of receipt. Orders received by Investor Services after the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers after the close of the Exchange or orders received by such persons that are not transmitted to Investor Services until after the time designated by Investor Services, are priced based on the date of the next determined net asset value per share provided they are received timely by Investor Services on such date. It is the responsibility of authorized dealers, administrators, custodians, trustees, record keepers or financial advisers to transmit orders received by them to Investor Services so they will be received in a timely manner.



The Funds and the Distributor reserve the right to reject or limit any order to purchase any Fund shares through exchange or otherwise and to close any shareholder account. Certain patterns of past exchanges and/or purchase or sale transactions involving the Funds or other Participating Funds (as defined below) may result in any of the Funds rejecting or limiting, in the Funds' or the Distributor's discretion, additional purchases and/or exchanges or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. The Funds also reserve the right to suspend the sale of any of the Funds' shares in response to conditions in the securities markets or for other reasons. As used herein, "Participating Funds" refers to Van Kampen investment companies advised by the Adviser and distributed by the Distributor as determined from time to time by each Fund's Board of Trustees.



Investor accounts will automatically be credited with additional shares of the respective Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the respective Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the respective Fund by visiting our web site at www.vankampen.com, by writing to the respective Fund, c/o Van Kampen Investor Services Inc., PO Box 947, Jersey City, New Jersey 07303-0947, or by telephone at (800) 847-2424.



Except as described below, the minimum initial investment amount when establishing a new account with any of the Funds is $1,000 for each class of shares for regular accounts; $500 for each class of shares for retirement accounts; and $50 for each class of shares for accounts participating in a systematic investment program. The minimum subsequent investment is $50 for each class of shares and all account types, except as described below. The Funds may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has a balance of less than $500. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase (subject to any applicable sales charges) the number of additional shares needed to bring the account value to $500.

The minimum initial and subsequent investment requirements are not applicable to
(i) certain omnibus accounts at financial intermediaries, (ii) employer sponsored retirement plan accounts or pre-approved asset allocation plan accounts and (iii) qualified state tuition plan (529 plan) accounts. In addition, the minimum initial and subsequent investment requirements are not applicable to transactions conducted in any type of account resulting from (i) dividend reinvestment and dividend diversification, (ii) systematic exchange plans, (iii) unit investment trust dividend reinvestments, (iv) conversions of Class B Shares to Class A Shares, and (v) transfers between certain types of accounts, transfers from other custodians and/or transfers of ownership.



Effective November 2007, a low balance fee of $12 per year will be deducted in November of each year from all accounts with a value less than $750. This fee will be payable to the transfer agent and will be used by the transfer agent to offset amounts that would otherwise be payable by the Funds to the transfer agent under the transfer agency agreement. The low balance fee is not applicable to (i) certain omnibus accounts at financial intermediaries, (ii) fund of funds accounts, (iii) qualified state tuition plan (529 plan) accounts, (iv) accounts participating in a systematic investment plan that have been in existence for less than 12 months, (v) accounts participating in a systematic exchange plan,
(vi) accounts participating in a unit investment trust dividend reinvestment plan that have been in existence for less than 12 months and (vii) certain accounts established through a broker for which the transfer agent does not have discretion to initiate transactions.



To help the government fight the funding of terrorism and money laundering activities, the Funds have implemented an anti-money laundering compliance program and has designated an anti-money laundering compliance officer. As part of the program, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. The Funds and the Distributor reserve the right to not open your account if this information is not provided. If the Funds or the Distributor are unable to verify your identity, the Funds and the Distributor reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after the account is closed (minus any applicable sales or other charges) or take any other action required by law.


                                 CLASS A SHARES

Class A Shares of the Funds are sold at the offering price, which is net asset value plus an initial maximum sales charge of up to 5.75% (or 6.10% of the net amount invested), reduced on investments of $50,000 or more as follows:

                                 CLASS A SHARES
                             SALES CHARGE SCHEDULE*

                                      AS % OF      AS % OF
    SIZE OF                           OFFERING   NET AMOUNT
    INVESTMENT                         PRICE      INVESTED
----------------------------------------------------------------
    Less than $50,000                 5.75%       6.10%
.................................................................
    $50,000 but less than $100,000    4.75%       4.99%
.................................................................
    $100,000 but less than $250,000   3.75%       3.90%
.................................................................
    $250,000 but less than $500,000   2.75%       2.83%
.................................................................
    $500,000 but less than
    $1,000,000                        2.00%       2.04%
.................................................................
    $1,000,000 or more                  **          **
.................................................................


 * The actual sales charge that may be paid by an investor may differ slightly from the sales charge shown above due to rounding that occurs in the calculation of the offering price and in the number of shares purchased.



** No sales charge is payable at the time of purchase on investments in Class A
   Shares of $1 million or more, although such Class A Shares purchased without a sales charge may be subject to a contingent deferred sales charge of 1.00% on certain redemptions made within eighteen months of purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate the historical cost of their shares, as each of the Funds and authorized dealers may not retain this information.


No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution Plan and the Service Plan, the Funds may spend up to a total of 0.25% per year of the respective Fund's average daily net assets with respect to Class A Shares of the respective Fund.

                       CLASS A SHARES QUANTITY DISCOUNTS


Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. A person eligible for a reduced sales charge includes an individual, his or her spouse or equivalent, and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.


Investors must notify the Funds or their authorized dealer at the time of the purchase order whenever a quantity discount is applicable to purchases and may be required to provide the Funds, or their authorized dealer, with certain information or records to verify eligibility for a quantity discount. Such information or records may include account statements or other records for shares of the Funds or other Participating Funds in all accounts (e.g., retirement accounts) of the investor and other eligible persons, as described above, which may include accounts held at the Fund or at other authorized dealers. Upon such notification, an investor will pay the lowest applicable sales charge. Shareholders should retain any records necessary to substantiate the purchase price of the shares, as the Funds and authorized dealers may not retain this information.

Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact the Funds, their authorized dealer or the Distributor.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the respective Fund, or in any combination of shares of the Funds and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.

LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the current offering price of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude any of the Funds (or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Funds initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charge previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.

                                 CLASS A SHARES

                               PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Funds or the Distributor. The Funds reserve the right to modify or terminate these arrangements at any time.

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Funds permit unitholders of Van Kampen unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Funds at net asset value without a sales charge. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor. The Funds reserve the right to modify or terminate this program at any time.

NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Funds may be purchased at net asset value without a sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Funds, by:

 (1) Current or retired trustees or directors of funds advised by Morgan Stanley and any of its subsidiaries and such persons' families and their beneficial accounts.

 (2) Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.


 (3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses or equivalent and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.


 (4) Banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) that have entered into an agreement with the Distributor or one of its affiliates, purchasing shares on behalf of clients participating in a fund supermarket, wrap program, asset allocation program, or other program in which the clients pay an asset-based fee (which may be subject to a minimum flat fee) for: advisory or financial planning services, executing transactions in Participating Fund shares, or for otherwise participating in the program.

 (5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

 (6) Retirement plans funded by the rollovers of assets of Participating Funds from an employer-sponsored retirement plan and established exclusively for the benefit of an individual (specifically including, but not limited to, a Traditional IRA, Roth IRA, SIMPLE IRA, Solo 401(k), Money Purchase or Profit Sharing plan) if:

      (i) the account being funded by such rollover is to be maintained by the same trustee, custodian or administrator that maintained the plan from which the rollover funding such rollover originated, or an affiliate thereof; and

     (ii) the dealer of record with respect to the account being funded by such rollover is the same as the dealer of record with respect to the plan from which the rollover funding such rollover originated, or an affiliate thereof.

 (7) Trusts created under pension, profit sharing or other employee benefit plans (including qualified and non-qualified deferred compensation plans), provided that (a) the total plan assets are at least $1 million or (b) the plan has more than 100 eligible employees. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million.

 (8) Clients of authorized dealers purchasing shares in fixed or flat fee (rather than transaction based fee) brokerage accounts.



 (9) Certain qualified state tuition plans qualifying pursuant to Section 529 of the Internal Revenue Code of 1986, as amended (the "Code") that are approved by the Fund's Distributor.


(10) Unit investment trusts sponsored by the Distributor or its affiliates.


The term "families" includes a person's spouse or equivalent, children and grandchildren under 21 years of age, parents and the parents of the person's spouse or equivalent.


Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, financial planner, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (9) above. The Funds may terminate, or amend the terms of, offering shares of the Funds at net asset value to such groups at any time.

Eligible purchasers of Class A Shares may also be entitled to reduced or no initial sales charges through certain purchase programs offered by the Funds. For more information, see "Other Purchase Programs" herein.

                                 CLASS B SHARES

Class B Shares of the Funds are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the following table:

                                 CLASS B SHARES
                             SALES CHARGE SCHEDULE

                           CONTINGENT DEFERRED
                              SALES CHARGE
                           AS A PERCENTAGE OF
                              DOLLAR AMOUNT
    YEAR SINCE PURCHASE     SUBJECT TO CHARGE
--------------------------------------------------------
    First                         5.00%
.........................................................
    Second                        4.00%
.........................................................
    Third                         3.00%
.........................................................
    Fourth                        2.50%
.........................................................
    Fifth                         1.50%
.........................................................
    Sixth and After                None
.........................................................

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate the historical cost of their shares, as the Fund and authorized dealers may not retain this information. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Funds generally will not accept a purchase order for Class B Shares in the amount of $100,000 or more.

The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of each purchase of Class B Shares until the time of redemption of such shares.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Funds may spend up to 0.75% per year of the respective Fund's average daily net assets with respect to Class B Shares of the respective Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the respective Fund's average daily net assets with respect to Class B Shares of the respective Fund.

Eligible purchasers of Class B Shares may also be entitled to reduced or no contingent deferred sales charges through certain purchase programs offered by the Funds. For more information, see "Other Purchase Programs" herein.


CONVERSION FEATURE. Class B Shares, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of any of the Funds acquired through the exchange privilege from a Participating Fund in the exchange program is determined by reference to the Participating Fund from which such share was originally purchased.



The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in any of the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.


                                 CLASS C SHARES

Class C Shares of the Funds are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate the historical cost of their shares, as the Fund and authorized dealers may not retain this information. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Funds will not accept a purchase order for Class C Shares in the amount of $1 million or more.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Funds may spend up to 0.75% per year of the respective Fund's average daily net assets with respect to Class C Shares of the respective Fund. In addition, under the Service Plan, the respective Fund may spend up to 0.25% per year of the respective Fund's average daily net assets with respect to Class C Shares of the respective Fund. The aggregate distribution fees and service fees are currently 1.00% per year of the average daily net assets attributable to Class C Shares of the respective Fund.


Eligible purchasers of Class C Shares may also be entitled to reduced or no contingent deferred sales charges through certain purchase programs offered by the Funds. For more information, see "Other Purchase Programs" herein.


                   WAIVER OF CONTINGENT DEFERRED SALES CHARGE


The contingent deferred sales charge is waived on redemptions of Class A Shares, Class B Shares and Class C Shares purchased subject to a contingent deferred sales charge (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under each Fund's systematic withdrawal plan but limited to 12% annually of the amount of the shareholder's investment at the time the plan is established, (iv) if no commission or transaction fee is paid by the Distributor to authorized dealers at the time of purchase of such shares or (v) if made by a Funds' involuntary liquidation of a shareholder's account as described herein. With respect to Class B Shares and Class C Shares, waiver category (iv) above is only applicable with respect to shares sold through certain 401(k) plans. Subject to certain limitations, a shareholder who has redeemed Class C Shares of any of the Funds may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption provided that shares of the respective Fund are available for sale at the time of reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the Statement of Additional Information or contact your authorized dealer.


                            OTHER PURCHASE PROGRAMS

EXCHANGE PRIVILEGE. Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. Shares of the Funds may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. For more information regarding the exchange privilege, see the section of this Prospectus entitled "Shareholder Services -- Exchange privilege."


REINSTATEMENT PRIVILEGE. A Class A Shareholder or Class B Shareholder who has redeemed shares of a Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of any Participating Fund. A Class C Shareholder who has redeemed shares of a Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of any Participating Fund with credit given for any contingent deferred sales charge paid on the amount of shares reinstated from such redemption, provided that such shareholder has not previously exercised this reinstatement privilege with respect to Class C Shares of the Funds. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the contingent deferred sales charge applicable to Class C Shares to subsequent redemptions. Reinstatements are made at the net asset value per share (without a sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Participating Fund into which shareholders desire to reinstate their net proceeds of a redemption of shares of the Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in eligible retirement plans for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Participating Fund are available for sale. Shareholders must notify the Distributor or their authorized dealer of their eligibility to participate in the reinstatement privilege and may be required to provide documentation to the Participating Fund.



DIVIDEND DIVERSIFICATION. A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 847-2424, to have all dividends and capital gain dividends paid on a class of shares of the respective Funds invested into shares of the same class of any of the Participating Funds so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested. Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the respective Fund.


AVAILABILITY OF INFORMATION. Clear and prominent information regarding sales charges of the Funds and the applicability and availability of discounts from sales charges is available free of charge through our web site at www.vankampen.com, which provides links to the Prospectus and Statement of Additional Information containing the relevant information.

Redemption of Shares

 -------------------------------------------------------------------------------

Generally, shareholders may redeem for cash some or all of their shares without charge by each Fund (other than any applicable sales charge, redemption fee or exchange fee) at any time.

As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer, custodian, trustee or record keeper of a retirement plan account may involve additional fees charged by such person.

Each Fund will assess a 2% redemption fee on the proceeds of the respective Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee is paid directly to the respective Fund and is intended to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by such shareholders, thereby reducing the impact on longer-term shareholders of such costs. For purposes of determining whether the redemption fee applies, shares that were held the longest will be redeemed first. For respective Fund shares acquired by exchange, the holding period prior to the exchange is not considered in determining whether the redemption fee is applied. The redemption fee and exchange fee are not imposed on redemptions and/or exchanges made (i) through systematic withdrawal or exchange plans, (ii) through pre-approved asset allocation programs, (iii) by other mutual funds advised by the Adviser or its affiliates,
(iv) on shares received by reinvesting income dividends or capital gain distributions and (v) through check writing (with respect to certain fixed-income funds).

The redemption fee and exchange fee may not be imposed on transactions that occur through certain omnibus accounts at financial intermediaries. Certain financial intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from each Fund's redemption fee or may impose certain trading restrictions to deter market timing and frequent trading. If you invest in the Funds through a financial intermediary, please read that firm's materials carefully to learn about any other restrictions or fees that may apply.


Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A taxable gain or loss may be recognized by a shareholder upon redemption of shares, including if the redemption proceeds are paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such in-kind securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase.



WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 947, Jersey City, New Jersey 07303-0947. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name, the class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, a registered securities association or a clearing agency; a savings and loan association; or a federal savings bank.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer and must accompany a written redemption request. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Funds, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.

AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor by the time designated by the Distributor. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.


TELEPHONE REDEMPTION REQUESTS. The Funds permit redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Funds at (800) 847-2424 to establish the privilege, or may visit our web site at www.vankampen.com to download an Account Services form, which may be completed to establish the privilege. Shares may be redeemed by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Funds employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Funds will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Funds' other redemption procedures previously described. Requests received by Investor Services prior to the close of the Exchange, generally 4:00 p.m., Eastern time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check or by Automated Clearing House and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account for this account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The

Funds reserve the right at any time to terminate, limit or otherwise modify this redemption privilege.

Distributions from the Funds

 -------------------------------------------------------------------------------

In addition to any increase in the value of shares which the Funds may achieve, shareholders may receive distributions from each Fund of dividends and capital gain dividends.


DIVIDENDS. Dividends from stocks and interest from other investments are each Fund's main sources of net investment income. Each Fund's present policy, which may be changed at any time by each Fund's Board of Trustees, is to distribute at least quarterly for the Conservative Fund, and annually for the Moderate Fund and Growth Fund all, or substantially all, of their net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the respective Fund at the next determined net asset value unless the shareholder instructs otherwise.


The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

CAPITAL GAIN DIVIDENDS. Each Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. In addition, a portion of each Fund's net capital gains may be attributable to capital gain dividends received from the Underlying Funds. Each Fund intends to distribute any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the respective Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services

 -------------------------------------------------------------------------------

Listed below are some of the shareholder services the Funds offer to investors. For a more complete description of the Funds' shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.

INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet (restrictions apply to certain account and transaction types). Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Funds employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Funds will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Funds. Such shares are acquired at net asset value per share (without a sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by visiting our web site at www.vankampen.com, by writing to Investor Services or by telephone by calling (800) 847-2424. The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the respective Fund at the next determined net asset value or be reinvested in another

Participating Fund at the next determined net asset value.

AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Funds. Additional information is available from the Distributor or your authorized dealer.

EXCHANGE PRIVILEGE. Shares of the Funds may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Funds may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor or by visiting our web site at www.vankampen.com.

Shares of each Fund will be assessed an exchange fee of 2% on the proceeds of the exchanged shares held for less than seven days. See "Redemption of Shares" above for more information about when the exchange fee will apply.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.

A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by calling (800) 847-2424, our automated telephone system (which is generally accessible 24 hours a day, seven days a week), or by visiting our web site at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Funds employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Funds will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.

The Funds and the Distributor reserve the right to reject or limit any order to purchase shares of the Funds through exchange or otherwise and to close any shareholder account. Certain patterns of past exchanges and/or purchase or sale transactions involving the Funds or other Participating Funds may result in the Funds rejecting or limiting, in the Funds' or the Distributor's discretion, additional purchases and/or exchanges or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. The Funds may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment to this exchange privilege.

For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged shares and on any shares previously exchanged for such shares or for any of their predecessors shall be included. If the exchanged shares were acquired through reinvestment, those shares are deemed to have been sold with a sales charge rate equal to the rate previously paid on the shares on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's shares, the shares upon which the highest sales charge rate was previously paid are deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

Frequent Purchases and Redemptions of the Funds' Shares

 -------------------------------------------------------------------------------

Frequent purchases and redemptions of shares of the Funds by shareholders of the Funds ("market-timing" or "short-term trading") may present risks for long-term shareholders of the Funds, which may include, among other things, diluting the value of Funds' shares held by long-term shareholders, interfering with the efficient management of the Funds' portfolios, increasing trading and administrative costs, incurring unwanted taxable gains, and forcing the Funds to hold excess levels of cash.


The Funds discourage and do not accommodate frequent purchases and redemptions of shares of the Funds by shareholders of the Funds, and each Fund's Boards of Trustees has adopted policies and procedures to deter such frequent purchases and redemptions. The Funds' policies with respect to purchases, redemptions and exchanges of shares of the Funds are described in the "Fees and Expenses of the Fund of the Funds," "Purchase of Shares," "Redemption of Shares" and "Shareholder Services -- Exchange privilege" sections of this Prospectus. The Funds' policies with respect to valuing portfolio securities are described in the "Purchase of Shares" section of this Prospectus. Except as described in each of these sections and with respect to omnibus accounts, the Funds' policies regarding frequent trading of shares of the Funds are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment advisers, broker dealers, transfer agents, third party administrators and insurance companies, each Fund (i) has requested assurance that such intermediaries currently selling the Funds shares have in place internal policies and procedures reasonably designed to address market timing concerns and has instructed such intermediaries to notify the respective Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Funds' policies with respect to frequent purchases, exchanges and redemptions of shares of the Funds. On omnibus accounts at intermediaries, the intermediary generally does not provide specific shareholder transaction information to the Funds on individual shareholder accounts on an ongoing basis. Therefore, to some extent, the Funds rely on the intermediaries to monitor frequent short-term trading by shareholders. As part of the Funds' or the Distributor's agreements with intermediaries, the intermediaries are required to provide certain shareholder identification and transaction information upon the Funds' request. The Funds may use this information to help identify and prevent market-timing activity in the Funds. There can be no assurance that the Funds will be able to identify or prevent all market-timing activity.

Federal Income Taxation

 -------------------------------------------------------------------------------

Distributions of each Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to its shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of each Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are taxable to its shareholders as long-term capital gain, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. Each Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of a Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset).

Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by a Fund and received by the shareholders on the December 31st prior to the date of payment. Each Fund will inform its shareholders of the source and tax status of all distributions promptly after the close of each calendar year.


Current law provides for reduced U.S. federal income tax rates on (i) long-term capital gains received by individuals and (ii) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rate for capital gains generally applies to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and ceases to apply for taxable years beginning after December 31, 2010. The reduced rate for qualified dividend income generally applies to qualified dividend income received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2010. The Underlying Funds, the Funds and shareholders of the Funds, must also satisfy certain holding period and other requirements in order for the reduced rate for qualified dividend income to apply. Because each Fund intends to invest some portion of its assets in Underlying Funds which invest in common stocks, a portion of the ordinary income dividends paid by each Fund may be eligible for the reduced rate applicable to qualified dividend income. No assurance can be given as to what percentage of the ordinary income dividends paid by the Funds will consist of qualified dividend income. To the extent that distributions from the Funds are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains.



The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers on the sale or exchange of shares is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2010).



Backup withholding rules require the Funds, in certain circumstances, to withhold 28% (through 2010) of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Funds their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable), or who are otherwise subject to backup withholding.


Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Under current law, each Fund may pay "interest-related dividends" and "short-term capital gain dividends" to its foreign shareholders without having to withhold on such dividends at the 30% rate. The amount of interest-related dividends that a Fund may pay each year is limited to the amount of qualified interest income received by the Fund during that year, less the amount of the Fund's expenses properly allocable to such interest income. The amount of short-term capital gain dividends that a Fund may pay each year generally is limited to the excess of the Fund's net short-term capital gains over its net long-term capital losses, without any reduction for the Fund's expenses allocable to such gains (with exceptions for certain gains). The exemption from 30% withholding tax for short-term capital gain dividends does not apply with respect to foreign shareholders that are present in the United States for more than 182 days during the taxable year. If a Fund's income for a taxable year includes qualified interest income or net short-term capital gains, that Fund may designate dividends as interest-related dividends or short-term capital gain dividends by written notice mailed to its foreign shareholders not later than 60 days after the close of that Fund's taxable year. These provisions apply to dividends paid by a Fund with respect to that Fund's taxable years beginning on or after January 1, 2005 and will cease to apply to dividends paid by that Fund with respect to its taxable years beginning after December 31, 2007.


The Fund may be required to withhold U.S. withholding tax at a rate of 35% from certain distributions to its foreign shareholders that are attributable to dispositions of United States real property interests. Specifically, if the Fund distributes amounts constituting capital gain attributable to the sale or disposition (either by an Underlying Fund or by a REIT in which an underlying fund invests) of a United States real property interest (for example, stock of a REIT or stock of a corporation that invests significantly in real property located in the United States), the Fund may be required to withhold 35% of such distributions. Foreign shareholders who receive such distributions may also be required to pay tax on such distributions at regular graduated rates applicable to United States persons and file a non-resident U.S. income tax return. See the Statement of Additional Information for a more detailed discussion.


Foreign shareholders must provide documentation to the Fund certifying their non-United States status. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares of a Fund.

Each Fund and Underlying Fund intend to qualify as a regulated investment company under federal income tax law. If each Fund and Underlying Fund so qualify and distribute each year at least 90% of their investment company taxable income, they will not be required to pay federal income taxes on any income distributed to their shareholders. If a Fund or any Underlying Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, plus any amounts that were not distributed in previous taxable years, then it will be subject to a nondeductible 4% excise tax on the undistributed amounts.

The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Funds, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

Disclosure of Portfolio Holdings

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A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' Statement of Additional Information.

Financial Highlights


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The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including payment of the maximum sales charge or taxes on Fund distributions or redemptions). The information has been audited by Ernst & Young LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's most recent financial statements, may be obtained without charge from our web site at www.vankampen.com or by calling the telephone number on the back cover of this Prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Fund's Annual Report.


                                                     ASSET ALLOCATION
                                                    CONSERVATIVE FUND
                                                    SEPTEMBER 25, 2006
                                             (COMMENCEMENT OF OPERATIONS) TO
                                                      MARCH 31, 2007
                                         CLASS A       CLASS B            CLASS C
                                         SHARES        SHARES             SHARES
      ---------------------------------------------------------------------------
      Net Asset Value, Beginning of
        the Period (a)................   $10.00        $10.00             $10.00
                                         ------        ------             ------
        Net Investment Income.........      .18           .14                .14
        Net Realized and Unrealized
          Gain........................      .43           .44                .44
                                         ------        ------             ------
      Total from Investment
        Operations....................      .61           .58                .59
                                         ------        ------             ------
      Less:
        Distributions from Net
          Investment Income...........      .13           .10                .10
                                         ------        ------             ------
      Net Asset Value, End of the
        Period........................   $10.48        $10.48             $10.48
                                         ======        ======             ======
      Total Return *..................    6.16%**(b)    5.76%**(b)         5.76%**(b)
      Net Assets at End of the Period
        (In millions).................     $4.6          $1.1               $1.8
      Ratio of Expenses to Average Net
        Assets *(h)...................     .42%(e)      1.17%(e)           1.17%(e)
      Ratio of Net Investment Income
        to Average Net Assets *.......    3.38%         2.61%              2.64%
      Portfolio Turnover..............       0%**          0%**               0%**
       *If certain expenses had not been voluntarily assumed by the Adviser, total return would have been lower and the ratios would have been as follows:
         Ratio of Expenses to Average
        Net Assets (h)................    8.91%(e)      9.66%(e)           9.66%(e)
         Ratio of Net Investment Loss
        to Average Net Assets.........   (5.11%)       (5.88%)            (5.85%)

                                                    ASSET ALLOCATION
                                                     MODERATE FUND
                                                   SEPTEMBER 25, 2006
                                            (COMMENCEMENT OF OPERATIONS) TO
                                                     MARCH 31, 2007
                                        CLASS A       CLASS B            CLASS C
                                        SHARES        SHARES             SHARES
      --------------------------------  ----------------------------------------
      Net Asset Value, Beginning of
        the Period (a)................  $10.00        $10.00             $10.00
                                        ------        ------             ------
        Net Investment Income.........     .14           .10                .10
        Net Realized and Unrealized
          Gain........................     .72           .71                .72
                                        ------        ------             ------
      Total from Investment
        Operations....................     .86           .81                .82
                                        ------        ------             ------
      Less:
        Distributions from Net
          Investment Income...........     .14           .13                .13
                                        ------        ------             ------
      Net Asset Value, End of the
        Period........................  $10.72        $10.68             $10.69
                                        ======        ======             ======
      Total Return *..................   8.67%**(c)    8.14%**(c)         8.24%**(c)
      Net Assets at End of the Period
        (In millions).................   $14.2          $4.2               $2.3
      Ratio of Expenses to Average Net
        Assets *(h)...................    .42%(f)      1.17%(f)           1.17%(f)
      Ratio of Net Investment Income
        to Average Net Assets *.......   2.65%         1.83%              1.82%
      Portfolio Turnover..............      0%**          0%**               0%**
       *If certain expenses had not be
        total return would have been l
        follows:
         Ratio of Expenses to Average
        Net Assets (h)................   4.37%(f)      5.12%(f)           5.12%(f)
         Ratio of Net Investment Loss
        to Average Net Assets.........  (1.30%)       (2.12%)            (2.13%)

                                                    ASSET ALLOCATION
                                                      GROWTH FUND
                                                   SEPTEMBER 25, 2006
                                            (COMMENCEMENT OF OPERATIONS) TO
                                                     MARCH 31, 2007
                                        CLASS A       CLASS B            CLASS C
                                        SHARES        SHARES             SHARES
      --------------------------------  --------------------------------------------
      Net Asset Value, Beginning of
        the Period (a)................  $10.00        $10.00             $10.00
                                        -------       ------             ------
        Net Investment Income.........     .09           .04                .05
        Net Realized and Unrealized
          Gain........................     .95           .95                .94
                                        -------       ------             ------
      Total from Investment
        Operations....................    1.04           .99                .99
                                        -------       ------             ------
      Less:
        Distributions from Net
          Investment Income...........     .14           .13                .13
                                        -------       ------             ------
      Net Asset Value, End of the
        Period........................  $10.90        $10.86             $10.86
                                        =======       ======             ======
      Total Return *..................  10.48%**(d)    9.95%**(d)         9.96%**(d)
      Net Assets at End of the Period
        (In millions).................   $19.8          $4.0               $3.1
      Ratio of Expenses to Average Net
        Assets *(h)...................    .42%(g)      1.17%(g)           1.17%(g)
      Ratio of Net Investment Income
        to Average Net Assets *.......   1.61%         0.82%              0.86%
      Portfolio Turnover..............      0%**          0%**               0%**
       *If certain expenses had not be
        total return would have been l
        follows:
         Ratio of Expenses to Average
        Net Assets (h)................   3.71%(g)      4.46%(g)           4.46%(g)
         Ratio of Net Investment Loss
        to Average Net Assets.........  (1.68%)       (2.47%)            (2.43%)



  ** Non-Annualized


    (a) Based on average shares outstanding.


    (b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% maybe imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. This return includes combined Rule 12b-1 fees and service fees of up to .25% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



    (c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charges were included, total returns would be lower. This return includes combined Rule 12b-1 fees and service fees of up to 1% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



    (d) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. This return includes combined Rule 12b-1 fees and service fees of up to 1% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



    (e) Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds was .84% for the period ended March 31, 2007.



    (f) Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds was .93% for the period ended March 31, 2007.



    (g) Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds was .96% for the period ended March 31, 2007.



    (h) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .02% for the period ended March 31, 2007.

                                                                      Appendix A

Underlying Funds

 -------------------------------------------------------------------------------

The list below represents those Underlying Funds currently available for investment by the Funds. From time to time the Adviser may select new or different Underlying Funds other than those listed below.



UNDERLYING FUND NAME                  UNDERLYING FUND'S INVESTMENT OBJECTIVE AND PRIMARY INVESTMENT STRATEGY

Equity Funds

Aggressive Growth                     to seek capital growth. The Fund's investment adviser seeks to achieve the
                                      Fund's investment objective by investing primarily in common stocks and other equity securities of small- and medium-sized growth companies.

American Franchise                    to seek long-term capital appreciation. The Fund's portfolio management team seeks to achieve the Fund's investment objective by investing primarily in a portfolio of equity securities of U.S. issuers that, in the judgment of the
                                      Fund's portfolio management team, have, among other things, resilient business franchises and growth potential.

American Value                        to seek to provide a high total return by investing in equity securities of small- to medium-sized corporations.

Comstock                              to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

Disciplined Small Cap Value           to seek high total return. The Fund's investment adviser seeks to achieve the
                                      Fund's investment objective by investing primarily in a portfolio of equity securities of small capitalization companies that the Fund's investment adviser believes are undervalued, have attractive operating attributes and improving market price behavior.

Emerging Markets                      to seek to provide long-term capital appreciation by investing primarily in equity securities of emerging country issuers.

Enterprise                            to seek capital appreciation by investing in a portfolio of securities consisting principally of common stocks.

Equity and Income                     to seek the highest possible income consistent with safety of principal. Long-
                                      term growth of capital is an important secondary investment objective. The
                                      Fund's investment adviser seeks to achieve the Fund's investment objectives by investing primarily in income-producing equity instruments and debt securities issued by a wide group of companies in many different industries.

Equity Growth                         to seek to provide long-term capital appreciation by investing primarily in growth-oriented equity securities of medium- and large-capitalization companies.

Equity Premium Income                 to seek current income and its secondary investment objective is to seek long-
                                      term capital appreciation. The Fund's investment adviser seeks to achieve the
                                      Fund's investment objectives by investing primarily in a portfolio of equity securities of U.S. issuers and by utilizing an option writing strategy to enhance current distributions.

Global Equity Allocation              to seek long-term capital appreciation by investing in equity securities of U.S.
                                      and non-U.S. issuers in accordance with country weightings determined by the
                                      Fund's investment adviser and with stock selection within each country designed to replicate a broad market index.


Global Franchise                      to seek long-term capital appreciation. Under normal market conditions, the
                                      Fund's portfolio management team seeks to achieve the Fund's investment objective by investing primarily in a non-diversified portfolio of publicly traded equity securities of issuers located in the U.S. and other countries that, in the judgment of the Fund's portfolio management team, have resilient business franchises and growth potential.

Global Value Equity                   to seek long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers.

Growth and Income                     to seek income and long-term growth of capital. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of income-producing equity securities, including common stocks and convertible securities (although investments are also made in non-convertible preferred stocks and debt securities).

Harbor                                to seek to provide current income, capital appreciation and conservation of capital. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing principally in a portfolio of debt securities, primarily convertible bonds and convertible preferred stocks.

International Advantage               to seek long-term capital appreciation. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a diversified portfolio of equity securities of foreign issuers.

International Growth                  capital appreciation, with a secondary objective of income. The Fund's investment adviser seeks to achieve the Fund's investment objectives by investing primarily in a diversified portfolio of equity securities of issuers located in countries other than the United States.

Mid Cap Growth                        to seek capital growth. The Fund's investment adviser seeks to achieve the
                                      Fund's investment objective by investing primarily in common stocks and other equity securities of medium-sized growth companies.

Pace                                  to seek capital growth. The Fund's investment adviser seeks to achieve the
                                      Fund's investment objective by investing in a portfolio of securities consisting primarily of common stocks that the Fund's investment adviser believes have above-average potential for capital growth.

Real Estate Securities                to seek long-term growth of capital. Current income is the secondary investment objective. The Fund's investment adviser seeks to achieve the Fund's investment objectives by investing primarily in a portfolio of securities of companies operating in the real estate industry.

Select Growth                         to seek capital appreciation. The Fund's investment adviser seeks to achieve the
                                      Fund's investment objective by investing primarily in a non-diversified portfolio of common stocks and other equity securities of growth companies.

Small Cap Growth                      to seek capital appreciation. The Fund's investment adviser seeks to achieve the
                                      Fund's investment objective by investing primarily in common stocks and other equity securities of small companies that the Fund's investment adviser believes have above-average potential for capital appreciation.

Small Cap Value                       to seek capital appreciation. The Fund's investment adviser seeks to achieve the
                                      Fund's investment objective by investing primarily in a portfolio of equity securities of small capitalization companies that the Fund's investment adviser believes are undervalued.

Strategic Growth                      to seek capital appreciation. The Fund's investment adviser seeks to achieve the
                                      Fund's investment objective by investing primarily in a portfolio of common stocks of companies considered by the Fund's investment adviser to be strategic growth companies.


Technology                            to seek capital appreciation. The Fund's investment adviser seeks to achieve the
                                      Fund's investment objective by investing primarily in a portfolio of common stocks of companies considered by the Fund's investment adviser to rely extensively on technology, science or communication in their product development or operations.

Utility                               to seek to provide its shareholders with capital appreciation and current income. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of common stocks and income securities issued by companies engaged in the utilities industry.

Value Opportunities                   to seek capital growth and income. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of common stocks and other equity securities of value companies across the capitalization spectrum.

Fixed Income Funds

Core Plus Fixed Income                to seek total return. The Funds investment adviser seeks to achieve the Fund's investment objective by investing primarily in a diversified mix of U.S. dollar denominated investment grade fixed income securities, particularly U.S.
                                      government, corporate and mortgage securities.

Corporate Bond                        to seek to provide current income with preservation of capital. Capital appreciation is a secondary objective that is sought only when consistent with the Fund's primary investment objective. The Fund's investment adviser seeks to achieve the Fund's investment objectives by investing primarily in a portfolio of corporate debt securities.

Government Securities                 to provide investors with high current return consistent with preservation of capital. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing substantially all of its total assets in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-related securities issued or guaranteed by instrumentalities of the U.S. government.

High Yield                            to seek to maximize current income. Capital appreciation is a secondary objective which is sought only when consistent with the Fund's primary investment objective. The Fund's investment adviser seeks to achieve the Fund's investment objectives by investing primarily in a portfolio of high-yielding, high-risk bonds and other income securities, such as convertible securities and preferred stock.

Limited Duration                      to seek to provide investors with a high current return and relative safety of capital. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in securities issued or guaranteed by the U.S.
                                      government, its agencies or instrumentalities, investment grade corporate bonds, mortgage-related or mortgage-backed securities, asset-backed securities and certain other debt obligations.

U.S. Mortgage                         to provide a high level of current income, with liquidity and safety of principal. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in obligations issued or guaranteed by the U.S.
                                      government, its agencies or instrumentalities, including mortgage-backed securities issued or guaranteed by agencies or instrumentalities of the U.S.
                                      government.

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
  - Call your broker
  - WEB SITE
    www.vankampen.com
  - FUNDINFO(R)
    Automated Telephone System 800-847-2424

DEALERS
  - WEB SITE
    www.vankampen.com
  - FUNDINFO(R)
    Automated Telephone System 800-847-2424

  - VAN KAMPEN INVESTMENTS 800-421-5666


VAN KAMPEN ASSET ALLOCATION CONSERVATIVE FUND
VAN KAMPEN ASSET ALLOCATION MODERATE FUND
VAN KAMPEN ASSET ALLOCATION GROWTH FUND

522 Fifth Avenue


New York, New York 10036


Investment Adviser
VAN KAMPEN ASSET MANAGEMENT

522 Fifth Avenue


New York, New York 10036


Distributor
VAN KAMPEN FUNDS INC.

522 Fifth Avenue


New York, New York 10036


Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 947
Jersey City, New Jersey 07303-0947
Attn: Van Kampen Asset Allocation Conservative Fund
Attn: Van Kampen Asset Allocation Moderate Fund
Attn: Van Kampen Asset Allocation Growth Fund

Custodian
STATE STREET BANK AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111
Attn: Van Kampen Asset Allocation Conservative Fund
Attn: Van Kampen Asset Allocation Moderate Fund
Attn: Van Kampen Asset Allocation Growth Fund

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

--------------------------------------------------------------------------------
  Van Kampen Asset Allocation Conservative Fund
  Van Kampen Asset Allocation Moderate Fund
  Van Kampen Asset Allocation Growth Fund



  A Statement of Additional Information, which contains more details about the Funds, is incorporated by reference in its entirety into this Prospectus.


  You will find additional information about the Funds in their annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Funds' performance during its last fiscal year.



  You can ask questions or obtain a free copy of the Funds' reports or the Statement of Additional Information by calling 800.847.2424. Free copies of the Funds' reports and the Statement of Additional Information are available from our web site at www.vankampen.com.


  Information about the Funds, including their reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at
  202.551.8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

  This Prospectus is dated

  July 31, 2007


  CLASS A SHARES
  CLASS B SHARES
  CLASS C SHARES

  The Fund's Investment Company Act File No. is 811-4805.
--------------------------------------------------------------------------------

                                                         Van Kampen Funds Inc.

                                                  1 Parkview Plaza - Suite 100

                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555
                                                             www.vankampen.com


                  Copyright (C)2007 Van Kampen Funds Inc. All rights reserved.

                                                              Member NASD/SIPC


                                                                  AAF PRO 7/07

     (VAN KAMPEN INVESTMENTS LOGO)

                                         MUTUAL FUNDS

                                         Van Kampen Asset Allocation
                                         Conservative Fund
                                         Van Kampen Asset Allocation Moderate
                                         Fund
                                         Van Kampen Asset Allocation Growth Fund

                                         ---------------------------------------
                                         This Prospectus is dated

                                         July 31, 2007


                                         CLASS I SHARES

     (VAN KAMPEN INVESTMENTS LOGO)

                                        Van Kampen Asset Allocation Funds'
                                        respective investment objectives are
                                        to seek high levels of long-term total
                                        return consistent with varying levels
                                        of risk.

                                        Shares of the Funds have not been
                                        approved or disapproved by the
                                        Securities and Exchange Commission
                                        (SEC) or any state regulator, and
                                        neither the SEC nor any state
                                        regulator has passed upon the accuracy
                                        or adequacy of this Prospectus. Any
                                        representation to the contrary is a
                                        criminal offense.

Table of Contents


Risk/Return Summary.........................................   3
Fees and Expenses of the Fund...............................   8
Investment Objectives, Principal Investment
Strategies and Risks........................................   9
Investment Advisory Services................................  20
Purchase of Shares..........................................  21
Redemption of Shares........................................  23
Distributions from the Funds................................  24
Shareholder Services........................................  25
Frequent Purchases and Redemptions of the Funds' Shares.....  25
Federal Income Taxation.....................................  25
Disclosure of Portfolio Holdings............................  27
Financial Highlights........................................  28
Appendix A -- Underlying Funds.............................. A-1


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds, the Funds' investment adviser or the Funds' distributor. This Prospectus does not constitute an offer by the Funds or by the Funds' distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                             INVESTMENT OBJECTIVES

The Van Kampen Asset Allocation Conservative Fund's (the "Conservative Fund") investment objective is to seek a high level of long-term total return, consistent with a low level of risk.

The Van Kampen Asset Allocation Moderate Fund's (the "Moderate Fund") investment objective is to seek a high level of long-term total return, consistent with a moderate level of risk.

The Van Kampen Asset Allocation Growth Fund's (the "Growth Fund") investment objective is to seek a high level of long-term total return, consistent with a high level of risk.

                        PRINCIPAL INVESTMENT STRATEGIES

Each of the Conservative Fund, the Moderate Fund and the Growth Fund (collectively the "Funds" or the "Asset Allocation Funds") is designed to allocate its portfolio of investments among different asset classes to achieve its investment objective. Each Fund starts with an overall target asset allocation weighting as follows:

                                                 FIXED INCOME
ASSET                     EQUITY ALLOCATION       ALLOCATION
ALLOCATION FUNDS          -----------------    -----------------
                          TARGET     RANGE     TARGET     RANGE
                          ------    -------    ------    -------
Conservative Fund.......     40%    30%-50%       60%    50%-70%
Moderate Fund...........     60%    50%-70%       40%    30%-50%
Growth Fund.............     80%    70%-90%       20%    10%-30%

Each Fund is a "fund of funds," meaning that it seeks to achieve its investment objective by investing primarily in Class I Shares of other Van Kampen funds (the "Underlying Funds"). Each Underlying Fund has its own investment objective and principal investment strategy. The different Underlying Funds invest in varying percentages of equity securities and/or fixed income securities. The investment adviser for each Underlying Fund is responsible for deciding which securities to purchase and sell for such Underlying Fund. The list in Appendix A to this Prospectus represents those Underlying Funds currently available for investment by the Funds. The Funds are not required to invest in all of the Underlying Funds nor are they required to invest in any single Underlying Fund. There is no minimum percentage in which a Fund must invest in any Underlying Fund, however, no Fund may invest more than 50% of its assets in any one Underlying Fund. From time to time the investment adviser may select new or different Underlying Funds other than those listed on Appendix A without prior approval of or prior notice to shareholders.

The Fund's investment adviser utilizes a multi-factor approach to asset allocation based on the investment adviser's analysis of macroeconomic trends and asset class valuations. Subject to the target asset allocation weighting for each Fund, the investment adviser makes further allocation decisions by asset class based on various factors including, among other things: for equities, considering growth or value styles, market capitalizations (large, medium and/or small equity capitalizations) and income generation potential; and for fixed income, considering maturities, sectors and credit qualities. Subject to the target asset allocation weighting for each Fund, the investment adviser monitors each Fund's asset allocation and the selection of Underlying Funds and makes adjustments as market conditions warrant, in its discretion. In monitoring each Fund's asset allocation, the investment adviser rebalances each Fund's investments to bring them back within its target asset allocation weighting whenever such Fund's investments are outside the ranges specified above. In addition, each Fund may invest directly in government securities and cash equivalents for liquidity and when the investment adviser believes market conditions so warrant.

The Funds generally will sell an Underlying Fund when the investment adviser believes that another Underlying Fund would be more appropriate to help achieve the Fund's investment objective or to rebalance back to target weightings.

The Funds may change their target asset allocation weightings and the Underlying Funds without prior approval of or prior notice to shareholders.

                           PRINCIPAL INVESTMENT RISKS

An investment in the Funds is subject to risks, and you could lose money on your investment in the Funds. There can be no assurance that the Funds will achieve their investment objective.

                           RISKS OF INVESTING IN THE
                             ASSET ALLOCATION FUNDS

ALLOCATION RISK. Each Fund's ability to achieve its investment objective depends upon the investment adviser's analysis of macroeconomic trends and asset class valuations and its ability to select the appropriate mix of Underlying Funds. There is risk that the investment adviser's evaluations and assumptions regarding macroeconomic trends, asset class valuations and selected Underlying Funds may be incorrect in view of actual market conditions.

RISKS OF INVESTING IN THE UNDERLYING FUNDS. Each of the Underlying Funds in which the Funds invest has its own investment risks, and those risks can affect the value of the Underlying Funds' shares and therefore the value of the Funds' investments. In addition, there is no guarantee that the Underlying Funds will achieve each of their investment objectives. The Underlying Funds may change their investment objectives or policies without the approval of the Funds. If an Underlying Fund were to change its investment objective or policies, the Funds may be forced to sell their shares of the Underlying Fund at a disadvantageous time. Furthermore, in selecting among the Underlying Funds (which are also advised by the Funds' investment adviser), the investment adviser is subject to the potential conflict of interest presented because the fees paid by some Underlying Funds to the investment adviser are higher than the fees paid by other Underlying Funds; however, the investment adviser seeks to select those Underlying Funds that best satisfy its multi-level asset allocation determinations and each Fund's target asset allocation weighting.

DIVERSIFICATION STATUS AND ASSOCIATED RISKS. Each Fund is a non-diversified fund, investing only in the Underlying Funds, government securities and cash. Generally, a non-diversified fund invests a greater portion of its assets in a more limited number of issuers than a diversified fund; and, as a result, a non-diversified fund generally is subject to greater risk than a diversified fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of such non-diversified funds' shares. However, because each Fund implements its asset allocation strategy by investing in different types of Underlying Funds and because most of the Underlying Funds are themselves diversified, it is expected that the Funds are subject to less non-diversification risk than other types of non-diversified funds not pursuing this kind of strategy.

                           RISKS OF INVESTING IN THE
                                UNDERLYING FUNDS

An investment in the Underlying Funds is subject to risks, and the Funds could lose money on their investment in the Underlying Funds. There can be no assurance that the Underlying Funds achieve their investment objectives.

In summarizing the risks below of the Underlying Funds, the Funds have organized the discussion into those risks typically associated with equity Underlying Funds, those risks typically associated with fixed income Underlying Funds and those risks generally associated with either type of Underlying Funds. The risks associated with either equity Underlying Funds or fixed income Underlying Funds will have a greater or lesser impact on the risk associated with investment in an Asset Allocation Fund depending on the extent to which the Asset Allocation Fund invests in that asset class.

Equity Funds

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Underlying Funds will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. Investments in convertible securities are affected by changes similar to those of equity securities and fixed income securities (see below). The value of a convertible security tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity security.

STYLE-SPECIFIC RISK. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Underlying Funds that emphasize a growth style of investing often seek companies experiencing high rates of current growth; such companies may be more volatile than other types of investments. Underlying Funds that emphasize a value style of investing often seek undervalued companies with characteristics for improved valuations; such companies are subject to the risk that the valuations never improve. Certain Underlying Funds invest in companies with special situations or circumstances (for example: companies with new, limited or cyclical product lines, services, markets, distribution channels or financial resources, or companies where the management of such companies may be dependent upon one or a few key people, or companies with initial public offerings, or other unusual events such as acquisitions, mergers, liquidations); such companies can be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock markets in general.

SECTOR RISK. Most of the Underlying Funds do not concentrate on specific industry sectors of the market; however, certain of those Underlying Funds may from time to time emphasize certain industry sectors of the market. Alternatively, certain other Underlying Funds specifically do concentrate their investments in specific sectors of the market. To the extent an Underlying Fund invests a significant portion of its assets in securities of companies in the same sector of the market, such Underlying Fund is more susceptible to economic, political, regulatory and other occurrences influencing those sectors. Specific sectors emphasized by certain Underlying Funds include:

Technology-oriented companies. Stocks of companies that rely extensively on technology, science or communications in their product development or operations may be more volatile than the overall stock market and may or may not move in tandem with the overall stock market. Technology, science and communications are rapidly changing fields, and stocks of these companies, especially of smaller or unseasoned companies, may be subject to more abrupt or erratic market movements than the stock market in general.


Utilities industry. Companies engaged in the utilities industry historically have been subject to a variety of risks depending, in part, on such factors as the type of utility company involved and its geographic location. Such risks include increases in fuel and other operating costs, high interest expenses for capital construction programs, costs associated with compliance with environmental and nuclear safety regulations, service interruption due to environmental, operational or other mishaps, the effects of economic slowdowns, surplus capacity, competition and changes in the overall regulatory climate. In particular, regulatory changes with respect to nuclear and conventionally fueled generating facilities could increase costs or impair the ability of utility companies to operate such facilities, thus reducing utility companies' earnings or results in losses.



Real estate and real estate investment trusts ("REITs"). Underlying Funds that invest in or concentrate their investments in the real estate industry or in REITs are more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. The value of securities of companies which service the real estate industry also will be affected by such risks. In addition, REITs depend upon specialized management skills, may not be diversified, may have limited financial resources, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs must comply with certain requirements of the federal income tax law to maintain their federal income tax status. Investments in REITs may involve duplication of management fees and certain other expenses, as an Underlying Fund indirectly bears its proportionate share of any expenses paid by REITs in which it invests.


CAPITALIZATION RISK. Some Underlying Funds emphasize their investments in companies of a particular capitalization range while other Underlying Funds may invest in all companies regardless of capitalization. During an overall stock market decline, stock prices of small- or medium-capitalization companies (which certain Underlying Funds may emphasize) often fluctuate more and may fall more than stock prices of larger-capitalization companies. Stocks of small- and medium-capitalization have sometimes gone through extended periods of outperformance and underperformance relative to larger-capitalization companies.

INCOME RISK. The ability of equity funds to generate income generally depends on the earnings and the continuing declaration of dividends by the issuers of underlying securities. If dividends are reduced or discontinued, distributions from the Underlying Funds may decline as well.

Fixed Income Funds

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Underlying Funds will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in fixed income securities generally are affected by changes in interest rates and the creditworthiness of the issuer. The prices of such securities tend to fall as interest rates rise, and such declines tend to be greater among securities with longer maturities.

Certain Underlying Funds invest in U.S. government securities, which, while backed by the U.S. government, are not guaranteed against declines in their market values.

The prices of mortgage-related securities, like those of traditional fixed income securities, tend to fall as interest rates rise. Mortgage-related securities may be more susceptible to further price declines than traditional fixed income securities in periods of rising interest rates because of extension risk (described below). In addition, mortgage-related securities may benefit less than traditional fixed income securities during periods of declining interest rates because of prepayment risk (described below).

Market risk is often greater among certain types of fixed income securities, such as payment-in-kind securities or zero coupon bonds which do not make regular interest payments in cash. As interest rates change, these securities often fluctuate more in price than securities that make regular interest payments in cash and therefore subject an Underlying Fund investing in such securities to greater market risk than a fund that does not own these types of securities.

When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased. The greater an Underlying Fund's outstanding commitments for these securities, the greater the Underlying Fund's exposure to market price fluctuations.

CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. Various Underlying Funds emphasize different parts of the credit spectrum from high grade securities to investment grade securities to below investment grade securities. An Underlying Fund investing primarily in below investment grade securities generally is subject to a higher level of credit risk than an Underlying Fund investing primarily in investment grade securities. Securities rated BBB by Standard & Poor's ("S&P") or Baa by Moody's Investor Services, Inc. ("Moody's") are in the lowest of the four investment grades and are considered by the rating agencies to be medium-grade obligations, which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer to make principal and interest payments than in the case of higher-rated securities. Securities rated BB or lower by S&P or Ba or lower by Moody's or unrated securities of comparable quality are commonly referred to as "junk bonds." Lower grade securities are considered speculative by recognized rating agencies with respect to the issuer's continuing ability to pay interest and principal. Lower-grade securities may have less liquidity and a higher incidence of default than investments in higher-grade securities. An Underlying Fund may incur higher expenses to protect its interests in such securities. Such lower-grade securities, especially those with longer maturities or those not making regular interest payments, may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher-grade securities.

INCOME RISK. The interest income on the Underlying Funds' fixed income securities generally is affected by prevailing interest rates, which can vary widely over the short- and long-term. If interest rates drop, distributions from the Underlying Funds may drop as well.

CALL/PREPAYMENT RISK. If interest rates fall, it is possible that issuers of callable securities held by the Underlying Funds will call or prepay their securities before their maturity dates. In this event, the proceeds from the called or prepaid securities would most likely be reinvested by the Underlying Funds in securities bearing new, lower interest rates, resulting in a possible decline in the Underlying Fund's income and distributions to shareholders.

For Underlying Funds that invest in pools of mortgages issued or guaranteed by private organizations or U.S. government agencies, these mortgage-related securities are especially sensitive to call or prepayment risk because borrowers often refinance their mortgages when interest rates drop.

EXTENSION RISK. As discussed above, the prices of fixed income securities tend to fall as interest rates risk. For mortgage-related securities, if interest rates rise, borrowers may prepay mortgages more slowly than originally expected. This may further reduce the market value of the securities and lengthen their durations.

Equity and Fixed Income Funds


FOREIGN RISK. Because certain Underlying Funds may (and other Underlying Funds will) own securities of foreign issuers, such Underlying Funds may (will) be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues. Certain Underlying Funds may (will) also invest in issuers in developing or emerging market countries. The risks of investing in developing or emerging market countries are greater than the risks generally associated with foreign investments, including investment and trading limitations, greater credit and liquidity concerns, greater political uncertainties, an economy's dependence on international trade or development assistance, greater foreign currency exchange risk and currency transfer restrictions, and greater delays and disruptions in settlement transactions.


RISKS OF USING DERIVATIVE INSTRUMENTS. The Underlying Funds may invest to varying degrees in derivative instruments. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and currency-related transactions involving options, futures contracts, forward contracts and swaps are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

NON-DIVERSIFICATION RISK. Certain Underlying Funds are classified as non-diversified funds. This means that such an Underlying Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. As a result, such Underlying Fund may be subject to greater risk than a diversified fund because changes in a the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of such Underlying Fund's shares.

MANAGER RISK. As with any managed fund, the Underlying Funds' investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Underlying Funds' performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of each Fund's investment objective and principal investment strategies, the Funds may be appropriate for investors who:

- Seek total return over the long-term

- Seek to add to their investment portfolio a fund investing in other Van Kampen funds

- Can withstand volatility in the value of their shares of the Fund

An investment in any of the Funds is not a deposit of any bank or other insured depository institution. An investment in any of the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in one of the Funds may not be appropriate for all investors. The Funds are not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Funds. An investment in any of the Funds is intended to be a long-term investment, and the Funds should not be used as trading vehicles.

                            PERFORMANCE INFORMATION
As of the date of this Prospectus, the Funds have not yet completed a full calendar year of investment operations. When the Funds have completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark index selected for each Fund. The information could serve as a basis for investors to evaluate each Fund's performance and risks by looking at how each Fund's performance varies from year to year and how each Fund's performance compares to a broad-based market index.

Fees and Expenses
of the Fund

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.


                                                 CLASS I
                                                 SHARES
------------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
------------------------------------------------------------
Maximum sales charge (load) imposed on
purchases                                           None
.............................................................
Maximum deferred sales charge (load)                None
.............................................................
Maximum sales charge (load) imposed on
reinvested dividends                                None
.............................................................
Redemption fee(1)                                  2.00%
.............................................................
Exchange fee(1)                                    2.00%
.............................................................

ANNUAL CONSERVATIVE FUND OPERATING EXPENSES
(expenses that are deducted from Conservative Fund assets
and are based on expenses incurred during the Fund's fiscal
year ended March 31, 2007)
------------------------------------------------------------
Management fees                                    0.15%
.............................................................
Other expenses(2)                                  8.51%
.............................................................
Total annual fund operating expenses(2)            8.66%
.............................................................
Acquired Funds (i.e., Underlying Funds)
fees and expenses(3)                               0.84%
.............................................................
Total annual fund and underlying fund
operating expenses                                 9.50%
.............................................................



                                                 CLASS I
                                                 SHARES
------------------------------------------------------------

ANNUAL MODERATE FUND OPERATING EXPENSES
(expenses that are deducted from Moderate Fund assets and
are based on expenses incurred during the Fund's fiscal year ended March 31, 2007)
------------------------------------------------------------
Management fees                                    0.15%
.............................................................
Other expenses(2)                                  3.97%
.............................................................
Total annual fund operating expenses(2)            4.12%
.............................................................
Acquired Funds (i.e., Underlying Funds)
fees and expenses(3)                               0.93%
.............................................................
Total annual fund and underlying fund
operating expenses                                 5.05%
.............................................................

ANNUAL GROWTH FUND OPERATING EXPENSES
(expenses that are deducted from Growth Fund assets and are
based on expenses incurred during the Fund's fiscal year
ended March 31, 2007)
------------------------------------------------------------
Management fees                                    0.15%
.............................................................
Other expenses(2)                                  3.31%
.............................................................
Total annual fund operating expenses(2)            3.46%
.............................................................
Acquired Funds (i.e., Underlying Funds)
fees and expenses(3)                               0.96%
.............................................................
Total annual fund and underlying fund
operating expenses                                 4.42%
.............................................................



(1) The redemption fee and the exchange fee apply to the proceeds of Funds shares that are redeemed or exchanged within seven days of purchase. See "Redemption of Shares" for more information on when the fees apply.


(2) The Fund's investment adviser is currently waiving or reimbursing all or a portion of the Fund's management fees and/or other expenses such that the actual total annual fund operating expenses (exclusive of any indirect expenses from the Underlying Funds) paid for the Funds' fiscal year ended March 31, 2007 were 0.15% for Class I Shares. The fee waivers and/or expense reimbursements can be terminated at any time.


(3) As the Funds invest in Class I Shares of the Underlying Funds, shareholders in the Funds bear indirectly the Class I Share expenses of the Underlying Funds. Because the amount of the Funds' assets invested in each of the Underlying Funds changes daily, the amounts shown in the table are approximate amounts.


Example:

The following example is intended to help you compare the cost of investing in the Funds with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         ONE     THREE      FIVE      TEN
CONSERVATIVE FUND        YEAR    YEARS     YEARS     YEARS
---------------------------------------------------------------
Class I Shares           $929    $2,662    $4,244    $7,615
................................................................



                         ONE     THREE      FIVE      TEN
MODERATE FUND            YEAR    YEARS     YEARS     YEARS
---------------------------------------------------------------
Class I Shares           $505    $1,514    $2,522    $5,037
................................................................



                         ONE     THREE      FIVE      TEN
GROWTH FUND              YEAR    YEARS     YEARS     YEARS
---------------------------------------------------------------
Class I Shares           $349    $1,062    $1,798    $3,738
................................................................


Investment Objectives,
Principal Investment Strategies and Risks

 -------------------------------------------------------------------------------

                             INVESTMENT OBJECTIVES

The Conservative Fund's investment objective is to seek a high level of long-term total return, consistent with a low level of risk.

The Moderate Fund's investment objective is to seek a high level of long-term total return, consistent with a moderate level of risk.

The Growth Fund's investment objective is to seek a high level of long-term total return, consistent with a high level of risk.

Each Fund's investment objective may be changed by its Board of Trustees without shareholder approval, but no change is anticipated. If a Fund's investment objective changes, that Fund will notify its shareholders in writing and shareholders should consider whether that Fund remains an appropriate investment in light of the changes. There are risks inherent in all investments in securities; accordingly, there can be no assurance that any of the Funds will achieve its investment objective.

                              PRINCIPAL INVESTMENT
                              STRATEGIES AND RISKS

Each Fund's ability to achieve its investment objective depends in part on the ability of the Underlying Funds to achieve their investment objectives. There can be no assurance that the Underlying Funds, the Conservative Fund, the Moderate Fund or the Growth Fund will achieve each of their investment objectives. You may invest in the Underlying Funds directly. By investing in any of the Funds, you will incur a proportionate share of the expenses of the Underlying Funds in addition to any expenses of the respective Fund.

Each Fund's ability to achieve its investment objective depends in part on the investment adviser's analysis of macroeconomic trends and asset class valuations and its ability to select the appropriate mix of Underlying Funds. Subject to the target asset allocation weighting for each Fund, the investment adviser determines the underlying asset allocation, manages daily cash flow activities and rebalances the Funds to ensure appropriate allocations among asset classes and among Underlying Funds. The allocations for each Fund are monitored regularly and the investment adviser rebalances each Fund's investments to bring them back within its target asset allocation weighting whenever such Fund's investments are outside the ranges specified for such Fund. The investment adviser seeks to make strategic rebalancing decisions (as opposed to mechanical rebalancing decisions based solely on percentage variations or calendar-driven decisions) to achieve lower trading costs and better tax efficiencies. Factors that affect rebalancing decisions include, among other things: asset class performance over time; unanticipated events causing sharp movements, up or down, in certain asset classes or style/sector valuations in the short-term; unanticipated deviations in Underlying Fund performance versus actual asset class performance; or other changes in the Underlying Funds.

                            EQUITY UNDERLYING FUNDS

The equity Underlying Funds primarily invest in some or all of the following securities. Certain equity Underlying Funds may invest a limited portion of their assets in fixed income securities, see also "Fixed Income Underlying Funds" below.

COMMON STOCKS. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

PREFERRED STOCK. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.

Certain Underlying Funds' investments in convertible securities may include securities with enhanced convertible features or "equity-linked" features. Equity-linked securities are instruments whose value is based upon the value of one or more underlying equity securities, a reference rate or an index. Equity-linked securities come in many forms and may include features, among others, such as the following: (i) may be issued by the issuer of the underlying equity security or by a company other than the one to which the instrument is linked (usually an investment bank), (ii) may convert into equity securities, such as common stock, within a stated period from the issue date or may be redeemed for cash or some combination of cash and the linked security at a value based upon the value of the underlying equity security within a stated period from the issue date, (iii) may have various conversion features prior to maturity at the option of the holder or the issuer or both, (iv) may limit the appreciation value with caps or collars of the value of underlying equity security and (v) may have fixed, variable or no interest payments during the life of the security which reflect the actual or a structured return relative to the underlying dividends of the linked equity security. Investments in equity-linked securities may subject the Underlying Funds to additional risks not ordinarily associated with investments in convertible securities. Because equity-linked securities are sometimes issued by a third party other than the issuer of the linked security, the Underlying Funds are subject to risks if the underlying equity security, reference rate or index underperforms or if the issuer defaults on the payment of the dividend or the common stock at maturity. In addition, the trading market for particular equity-linked securities may be less liquid, making it difficult for the Underlying Funds to dispose of a particular security when necessary and reduced liquidity in the secondary market for any such securities may make it more difficult to obtain market quotations for valuing an Underlying Fund's portfolio.

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

There can be no assurance of current income on convertible securities because the issuers thereof may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying security. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

Certain Underlying Funds may purchase convertible securities rated below investment grade (i.e., Ba or lower by Moody's or BB or lower by S&P). Securities rated below investment grade are commonly known as junk bonds. Convertible securities rated in these categories are considered high risk securities and; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Underlying Funds, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities. See also "Fixed Income Underlying Funds -- Medium- and lower-grade fixed income securities."

SMALL, MEDIUM AND LARGE-SIZED COMPANIES. The securities of smaller or medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger-sized companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. The market movements of equity securities of small capitalization companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. In addition, equity securities of small capitalization companies generally are less liquid than those of larger capitalization companies. This means that an Underlying Fund could have greater difficulty selling such securities at the time and price that the Underlying Fund would like. Thus, to the extent the Underlying Funds invest in smaller or medium-sized companies, the Underlying Funds may be subject to greater investment risk than that assumed through investment in the equity securities of larger-sized companies. In addition, investment opportunities for certain undervalued, small- to medium-sized companies may be more limited than those in other sectors of the market. To facilitate the management of certain Underlying Funds' portfolios, certain Underlying Funds may, from time to time, suspend the continuous offering of their shares to new investors.

SECTOR INVESTING. Certain of the Underlying Funds may concentrate their investments in a particular industry, such as the technology, utility and real estate industries. Concentrating investments in any industry subjects that Underlying Fund to economic, political or regulatory risks associated with that industry.

   Technology-oriented companies. Common stocks of companies that rely extensively on technology, science or communications in their product development or operations may be more volatile than the overall stock market and may or may not move in tandem with the overall stock market. Technology, science and communications are rapidly changing fields, and stocks of these companies, especially of smaller or unseasoned companies, may be subject to more abrupt or erratic market movements than the stock market in general. There are significant competitive pressures among technology-oriented companies and the products or operations of such companies may become obsolete quickly. In addition, these companies may have limited product lines, markets or financial resources and the management of such companies may be more dependent upon one or a few key people.


   Utilities industry. Companies engaged in the utilities industry historically have been subject to a variety of risks depending, in part, on such factors as the type of utility company involved and its geographic location. Such risks include increases in fuel and other operating costs, high interest expenses for capital construction programs, costs associated with compliance with environmental and nuclear safety regulations, service interruption due to environmental, operational or other mishaps, the effects of economic slowdowns, surplus capacity, competition and changes in the overall regulatory climate. In particular, regulatory changes with respect to nuclear and conventionally fueled generating facilities could increase costs or impair the ability of utility companies to operate such facilities, thus reducing utility companies' earnings or resulting in losses. There can be no assurance that regulatory policies or accounting standard changes will not negatively affect utility companies' earnings or dividends. Companies engaged in the utilities industry are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by regulatory authorities, companies engaged in the utilities industry are subject to the risk that such authority will not authorize increased rates. Regulatory authorities also may restrict a company's access to new markets, thereby diminishing the company's long-term prospects. In addition, individual sectors of the utility market are subject to additional risks.

   Real estate and REITs. Underlying Funds that concentrate their investments in real estate industry are more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. The value of securities of companies which service that real estate industry also will be affected by such risk. If the Underlying Fund has rental income or income from the disposition of real property acquired as a result of a default on securities the Underlying Fund may own, the receipt of such income may adversely affect the Underlying Fund's ability to retain its tax status as a regulated investment company. In addition, REITs depend upon specialized management skills, may have limited financial resources, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs must comply with certain requirements of the federal income tax law to maintain their federal income tax status. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in fixed income securities including changes in interest rates and the quality of credit extended. Investments in REITs may involve duplication of management fees and certain other expenses, as an Underlying Fund indirectly bears its proportionate share of any expenses paid by REITs in which it invests.

INTANGIBLE ASSETS RISK. Certain Underlying Funds invest in securities that, in the investment adviser's judgment, have among other things resilient business franchises and growth potential, such as companies with intangible assets underlying a strong business franchise (such as patents, copyrights, brand names, licenses, or distribution methods). Such intangible assets underlying strong business franchises are subject to risks which could include, among other things, that a company could lose its intangible assets, that the intangible asset may be overvalued, that new technology may make the intangible asset obsolete or less valuable and that the value of the intangible asset may be subject changes in federal or other regulations. A company that has franchise operations may also engage in other lines of business.

                               FIXED INCOME FUNDS

Fixed income securities in which the fixed income Underlying Funds primarily invest generally consist of: government securities, including mortgage-backed securities, and corporate securities, including investment grade and below investment grade corporate securities. Certain fixed income Underlying Funds may invest a limited portion of their assets in preferred stock or convertible securities, see also "Equity Underlying Funds" above.

The value of fixed income securities generally varies inversely with changes in prevailing interest rates. If interest rates rise, fixed income security prices generally fall; if interest rates fall, fixed income security prices generally rise. Shorter-term securities are generally less sensitive to interest rate changes than longer-term securities; thus, for a given change in interest rates, the market prices of shorter-maturity fixed income securities generally fluctuate less than the market prices of longer-maturity fixed income securities. Fixed income securities with longer maturities generally offer higher yields than fixed income securities with shorter maturities assuming all other factors, including credit quality, are equal; however such securities typically are more sensitive to changes in interest rates.

The value and yield of fixed income securities generally varies with credit quality. Fixed income securities with lower credit quality generally offer higher yields than fixed income securities with higher credit quality, assuming all other factors, including maturities, are equal; however, such securities are subject to greater risk of nonpayment of principal and interest.

U.S. GOVERNMENT SECURITIES. Certain Underlying Funds may invest in U.S. government securities. U.S. government securities include: (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance, (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities which are supported by: (a) the full faith and credit of the U.S. government; (b) the right of the issuer or guarantor to borrow an amount from a line of credit with the U.S. Treasury; (c) discretionary power of the U.S. government to purchase obligations of its agencies and instrumentalities; or (d) the credit of the instrumentality, (3) real estate mortgage investment conduits ("REMICs"), collateralized mortgage obligations ("CMOs") and other mortgage-backed securities issued or guaranteed by U.S. government agencies or instrumentalities, (4) "when-issued" commitments relating to any of the foregoing and (5) repurchase agreements collateralized by U.S. government securities.

MORTGAGE-BACKED SECURITIES. Certain Underlying Funds may invest in mortgage-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property ("mortgage-backed securities"). Such Underlying Funds may invest in mortgage-backed securities issued or guaranteed by U.S. government agencies or instrumentalities, including certificates issued by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Mortgage-backed securities also include mortgage pass-through certificates representing participation interests in pools of mortgage loans originated by the U.S. government or private lenders and guaranteed by U.S. government agencies such as GNMA, FNMA or FHLMC. Guarantees by GNMA are backed by the full faith and credit of the U.S. government. Guarantees by other agencies or instrumentalities of the U.S. government, such as FNMA or FHLMC, are not backed by the full faith and credit of the U.S. government, although FNMA and FHLMC are authorized to borrow from the U.S. Treasury to meet their obligations.

The yield and payment characteristics of mortgage-backed securities differ from traditional fixed income securities. Interest and principal payments are made regularly and frequently, usually monthly, over the life of the mortgage loans unlike traditional fixed income securities and principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. Faster or slower prepayments than expected on underlying mortgage loans can dramatically alter the valuation and yield to maturity of a mortgage-backed security. The value of most mortgage-backed securities, like traditional fixed income securities, tends to vary inversely with changes in prevailing interest rates (i.e., as interest rates increase, the value of such securities decrease). Mortgage-backed securities, however, may benefit less than traditional fixed income securities from declining interest rates because prepayment of mortgages tends to accelerate during periods of declining interest rates. This means some of an Underlying Fund's higher yielding securities may be converted to cash, and the Underlying Fund will be forced to accept lower interest rates when that cash is used to purchase new securities at prevailing interest rates. Prepayments shorten the life of the security and shorten the time over which the Underlying Fund receives income at the higher rate. Therefore, an Underlying Fund's ability to maintain a portfolio of higher-yielding mortgage-backed securities will be adversely affected by decreasing interest rates and the extent that prepayments occur which must be reinvested in securities which have lower yields. Any decline in an Underlying Fund's income in turn adversely affects the Underlying Fund's distributions to shareholders. Alternatively, during periods of rising interest rates, mortgage-backed securities are often more susceptible to extension risk (i.e., rising interest rates could cause a borrower to prepay a mortgage loan more slowly than expected when the security was purchased by an Underlying Fund which may further reduce the market value of such security and lengthen the duration of such security) than traditional fixed income securities.

Certain Underlying Funds may invest in REMICs and CMOs. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities held under an indenture issued by financial institutions or other mortgage lenders or issued or guaranteed by agencies or instrumentalities of the U.S. government. REMICs and CMOs generally are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. Such securities are subject to market risk, prepayment risk and extension risk. Certain of these securities may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security).

Additional information regarding U.S. government securities, mortgage-backed securities, REMICs and CMOs is contained in the Funds' Statement of Additional Information.

CORPORATE FIXED INCOME SECURITIES. A corporate bond is defined as any corporate fixed income security with an original term to maturity of greater than one year. Corporate fixed income securities with longer maturities generally tend to produce higher yields but are subject to greater market risk than fixed income securities with shorter maturities. Corporate fixed income securities with longer maturities generally tend to produce higher yields but are subject to greater market risk than fixed income securities with shorter maturities.

MEDIUM- AND LOWER-GRADE FIXED INCOME SECURITIES. Certain Underlying Funds may invest in medium- and lower-grade fixed income securities. Securities rated BBB by S&P or Baa by Moody's are in the lowest of the four investment grades and are considered by the rating agencies to be medium-grade obligations, which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer to make principal and interest payments than in the case of higher-rated securities. Securities rated BB or lower by S&P or Ba or lower by Moody's or unrated securities of comparable quality are commonly referred to as "junk bonds." Generally, medium- and lower-grade securities provide a higher yield than higher-grade securities of similar maturity but are subject to greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. Rated lower-grade fixed income securities are regarded by Moody's and S&P as predominately speculative with respect to the capacity to pay interest or repay principal in accordance with their terms.

Medium- and lower-grade securities are more susceptible to nonpayment of interest and principal and default than higher-grade securities. Adverse changes in the economy or the individual issuer often have a more significant impact on the ability of medium- and lower-grade issuers to make payments, meet projected goals or obtain additional financing. When an issuer of such securities is in financial difficulties, the Underlying Funds may incur additional expenditures or invest additional assets in an effort to obtain partial or full recovery on amounts due.

While all fixed income securities fluctuate inversely with changes in interest rates, the prices of medium- and lower-grade securities generally are less sensitive to changes in interest rates and are more sensitive to specific issuer developments or real or perceived general adverse economic changes than higher-grade securities. A projection of an economic downturn, for example, could cause a decline in prices of medium- and lower-grade securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its senior securities or obtain additional financing when necessary. A significant increase in market rates or a general economic downturn could severely disrupt the market for such securities and the market values of such securities. Such securities also often experience more volatility in prices than higher-grade securities.

The secondary trading market for medium-lower-grade securities may be less liquid than the market for higher-grade securities. Prices of medium-and lower-grade fixed income securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer, an industry or medium- and lower-grade fixed income securities generally could reduce market liquidity for such securities and make their sale by an Underlying Fund more difficult, at least in the absence of price concessions. The market for medium- and lower-grade securities also may have less available information available, further complicating evaluations and valuations of such securities and placing more emphasis on the investment adviser's experience, judgment and analysis than other securities.

Few medium- and lower-grade fixed income securities are listed for trading on any national securities exchange, and issuers of lower-grade fixed income securities may choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. As a result, the Underlying Funds' portfolios may consist of a higher portion of unlisted or unrated securities as compared with an investment company that invests solely in higher-grade securities. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make unrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Underlying Funds and may also limit the ability of the Underlying Funds to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Further, to the extent the Underlying Funds own or may acquire illiquid or restricted medium- and lower-grade securities, these securities may involve special registration responsibilities, liabilities and costs, and illiquidity and valuation difficulties.

Each Underlying Fund that invests in medium- and lower-grade securities will rely on its investment adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer. The amount of available information about the financial condition of certain medium- and lower-grade issuers may be less extensive than other issuers. In its analysis, each Underlying Fund's investment adviser may consider the credit ratings of recognized rating organizations in evaluating securities although the investment adviser does not rely primarily on these ratings. Credit ratings of securities rating organizations evaluate only the safety of principal and interest payments, not the market risk. In addition, ratings are general and not absolute standards of quality, and credit ratings are subject to the risk that creditworthiness of an issuer may change and the rating agencies may fail to change such ratings in a timely fashion. A rating downgrade does not necessarily require an Underlying Fund to dispose of a security. Because of the number of investment considerations involved in investing in lower-grade securities, achievement of the Underlying Funds' investment objective may be more dependent upon the credit analysis of the Underlying Funds' investment adviser than is the case with investing in higher-grade securities.

New or proposed laws may have an impact on the market for medium- and lower-grade securities. The Underlying Funds' investment adviser is unable to predict what effect, if any, legislation may have on the market for medium- and lower-grade securities.

ZERO COUPON AND STRIPPED SECURITIES. Certain Underlying Funds may invest in zero coupon securities and stripped securities. Zero coupon securities include U.S. Treasury bills which are initially sold at a discount to par value, and U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons, and similar obligations, receipts or certificates representing the principal only portion of fixed income or stripped fixed income obligations. A zero coupon security pays no interest in cash to its holder during its life although interest is accrued during that period. The price for a zero coupon security is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price) and the investment return is based on the difference between the face value (or resale value prior to maturity) and the investor's price to purchase the security.

Currently the principal U.S. Treasury security issued without coupons is the U.S. Treasury bill. The Treasury also has wire transferable zero coupon Treasury securities available. Certain agencies or instrumentalities of the U.S. government and a number of banks and brokerage firms separate ("strip") the principal portions from the coupon portions of the U.S. Treasury bonds and notes and sell them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are often held by a bank in a custodial or trust account).

Zero coupon securities and stripped securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations of market value in response to changing interest rates than fixed income obligations of comparable maturities which make current distributions of interest. Such securities do not entitle the holder to any periodic payments of interest prior to maturity which prevents the reinvestment of such interest payments if prevailing interest rates rise. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, such securities eliminate the reinvestment risk and may lock in a favorable rate of return to maturity if interest rates drop. Special tax considerations are associated with investing in zero coupon and stripped securities.

Stripped mortgage-backed securities (hereinafter referred to as "stripped mortgage securities") are derivative multi-class mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities usually are structured with at least two classes that receive different proportions of the interest and principal distributions on a pool of underlying assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. In the most extreme case, once class will receive all of the interest (the interest-only "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse affect on the securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an Underlying Fund may fail to fully recoup its initial investment in these securities. PO securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations or market value in response to changing interest rates than fixed income obligations of comparable maturities which make current distributions of interest. Furthermore, if the underlying mortgage assets experience less than the anticipated volume of prepayments of principal, the yield of POs could be materially adversely affected. The market value of IOs and POs are subject to greater risk of fluctuation in response to changes in market rates of interest than many other types of fixed income securities and, to the extent an Underlying Fund invests in IOs and POs, such investments increase the risk of fluctuations in the net asset value of such Underlying Fund.


                        OTHER INVESTMENTS BY EQUITY AND
                               FIXED INCOME FUNDS


SECURITIES OF FOREIGN ISSUERS. Certain Underlying Funds may (and other Underlying Funds will) invest all or a portion of their assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the Underlying Funds' investment adviser's assessment of the relative yield, appreciation potential and the relationship of a country's currency to the U.S. dollar, which is based upon such factors as fundamental economic strength, credit quality and interest rate trends. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.



In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Underlying Fund may experience settlement difficulties or delays not usually encountered in the United States.


Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Underlying Fund are not fully invested or attractive investment opportunities are foregone.


Certain Underlying Funds may (and other Underlying Funds will) invest all or a portion of their assets in securities of issuers determined by the Underlying Funds' investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

Many emerging countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation, which have had a negative effect on the economies and securities markets of such countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of political reforms, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Settlement procedures in emerging countries are frequently less developed and reliable than those in developed markets. In addition, significant delays are common in certain markets in registering the transfer of securities.

Settlement or registration problems may make it more difficult for an Underlying Fund to value its portfolio securities and could cause an Underlying Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Underlying Fund has delivered or the Underlying Fund's inability to complete its contractual obligations. The creditworthiness of the local securities firms used by the Underlying Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Underlying Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The Underlying Funds may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Since certain Underlying Funds may invest in securities denominated or quoted in currencies other than the U.S. dollar, such Underlying Funds may be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Underlying Funds and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Underlying Funds' assets denominated in that currency and the Underlying Funds' return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Underlying Funds will incur costs in connection with conversions between various currencies.

In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers, including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.

Certain Underlying Funds may purchase and sell foreign currency on a spot (i.e., cash) basis in connection with the settlement of transactions in securities traded in such foreign currency. The Underlying Funds also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.

Certain Underlying Funds may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the Underlying Funds purchase a foreign security traded in the currency which the Underlying Funds anticipate acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Underlying Funds than if they had not entered into such contracts.

INVESTMENT COMPANIES. Certain Underlying Funds may invest in securities of certain issuers indirectly through investments in other investment companies. Such investments are commonly used when direct investments in certain countries are not permitted by foreign investors. Investments in other investment companies may involve duplication of management fees and certain other expenses.

USE OF DERIVATIVES. The Underlying Funds may, but are not required to, use various investment strategic transactions described below to earn income, to facilitate portfolio management and to mitigate risks. Although the Underlying Funds' investment adviser may seek to use these transactions to achieve the Underlying Funds' investment objectives, no assurance can be given that the use of these transactions will achieve this result.


The Underlying Funds may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and other interest rate indices, and other financial instruments, futures contracts and options on futures contracts (including but not limited to securities index futures contracts, foreign currency exchange futures contracts, interest rate futures contracts and other financial futures contracts), structured notes, swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures contracts. In addition, the Underlying Fund may invest in other derivative instruments that are developed over time if their use would be consistent with the objective of the Underlying Fund. Collectively, all of the above are referred to as "Strategic Transactions."


The Underlying Funds generally seek to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Underlying Funds' portfolio, protect the Underlying Funds' unrealized gains, facilitate the sale of certain securities for investment purposes, protect against changes in currency exchange rates or adjust the exposure to a particular currency, manage the effective maturity of the Underlying Fund's portfolio, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Underlying Funds may use Strategic Transactions when the Underlying Funds seek to adjust their exposure to a market in response to changes in investment strategy, when doing so provides more liquidity than the direct purchase of the securities underlying such derivatives, when the Underlying Fund is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons, or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the derivatives and securities markets or because of lower transaction costs associated with the derivatives transaction.


Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Underlying Funds' investment adviser to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Underlying Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Underlying Fund can otherwise realize on an investment, or may cause the Underlying Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Underlying Funds incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Underlying Fund to deliver or receive a specified currency. In addition, amounts paid as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Underlying Fund for investment purposes.

When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in each Underlying Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lower trading volume and liquidity.

The Underlying Funds comply with applicable regulatory requirements when implementing Strategic Transactions, including the segregation of cash and/or liquid securities on the books of the Fund's custodian, as mandated by SEC rules or SEC staff positions. A more complete discussion of Strategic Transactions and their risks is contained in the Funds' Statement of Additional Information. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.


BORROWING RISK. Certain Underlying Funds may borrow money for investment purposes, which is known as "leverage." Such Underlying Funds may use leverage to seek to enhance income to shareholders, but the use of leverage creates the likelihood of greater volatility in the net asset value of the Underlying Fund's shares. Leverage also creates the risk that fluctuations in interest rates on leverage may adversely affect the return to shareholders and the Underlying Fund's ability to make dividend payments. To the extent that income from investments made with such borrowed money exceeds the interest payable and other expenses of the leverage, the Underlying Fund's net income will be less than if the Underlying Fund did not use leverage and the amount available for distributions to shareholders of the Underlying Fund will be reduced. An Underlying Fund's use of leverage also may impair the ability of the Underlying Fund to maintain its qualification for federal income tax purposes as a regulated investment company.


                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Underlying Funds and each of the Funds may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Underlying Funds may invest in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Underlying Fund would like. Thus, the Underlying Funds may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Underlying Funds is contained in the Funds' Statement of Additional Information.

The Underlying Funds may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the Underlying Funds' investment adviser believes the potential of the security has lessened, or for other reasons. The Underlying Funds' portfolio turnover rates may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions and dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Underlying Funds' investment adviser considers portfolio changes appropriate. The Funds' portfolio turnover rate is reported in the section entitled "Financial Highlights."


TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more defensive investment strategy, the Funds or an Underlying Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in temporary investments. Under normal market conditions, the potential for total return on these securities will tend to be lower than the potential for total return on other securities that may be owned by the Funds. In taking such a defensive position, the Funds or an Underlying Fund would temporarily not be pursuing and may not achieve their investment objectives.

Investment
Advisory Services

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THE ADVISER. Van Kampen Asset Management is the Funds' investment adviser (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that services more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $123 billion under management or supervision as of June 30, 2007. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor"), is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that provides a wide range of investment banking, securities, investment management and wealth management services. The Adviser's principal office is located at 522 Fifth Avenue, New York, New York 10036.



ADVISORY AGREEMENT. The Funds retain the Adviser to manage the investment of their assets and to place orders for the purchase and sale of their portfolio securities. Under an investment advisory agreement between the Adviser and each of the Funds (the "Advisory Agreement"), each Fund pays the Adviser a monthly fee computed based upon an annual rate applied to its average daily net asset of 0.15%. Thus, each Fund's effective advisory fee rate for the fiscal year ended March 31, 2007 was 0.15% (before voluntary fee waivers; 0.00% after voluntary fee waivers) of its average daily net assets. Each Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month. The Funds also indirectly bear the investment advisory fees (and other expenses) of the Underlying Funds.


The Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Funds. The Funds pay all charges and expenses of their day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.


Both the 1940 Act and the terms of each Fund's Advisory Agreement require that any investment advisory agreement between each Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately. On May 30, 2007, the Board of Trustees, and the independent trustees voting separately, last determined that the terms of each Fund's Advisory Agreement are fair and reasonable and approved the continuance of each Fund's Advisory Agreement as being in the best interests of each Fund and its shareholders; and a discussion regarding the basis for the Board of Trustees' approval of such Advisory Agreement will be included in each Fund's next Semi-Annual Report issued after such determination (for the semi-annual period ended September 30, 2007, which should be made available in November 2007).


PORTFOLIO MANAGEMENT. Each Fund is managed by members of the Adviser's Domestic Asset Allocation team. The Domestic Asset Allocation team consists of portfolio managers and analysts. The current members of the team primarily responsible for the day-to-day management of each Fund's portfolio are Mark A.

Bavoso, a Managing Director of the Adviser, and Robert J. Rossetti, an Executive Director of the Adviser.



Mr. Bavoso has been associated with the Adviser or its affiliates in an investment management capacity since 1986 and has been managing the Fund since 2006.



Mr. Rossetti has been associated with the Adviser or its affiliates in an investment management capacity since 1995 and has been managing the Fund since 2006.


The Funds' Statement of Additional Information provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

The composition of the team may change without notice from time to time.

MANAGEMENT OF THE UNDERLYING FUNDS. The investment adviser for each Underlying Fund is responsible for deciding which securities to purchase and sell for each respective Underlying Fund. The Adviser serves as investment adviser to the Underlying Funds.

You may obtain a copy of the prospectus for any of the Underlying Funds at www.vankampen.com.


EXPENSES OF THE UNDERLYING FUNDS. In addition to the expenses that the Funds bear directly, the Funds' shareholders bear expenses of the Underlying Funds in which the Funds invest. Each Underlying Fund pays its investment adviser a monthly advisory fee as compensation for services provided to the Underlying Fund. For the fiscal year ended March 31, 2007, the Funds' indirect expenses from investing in Class I Shares of the Underlying Funds were 0.84% for the Conservative Fund, 0.93% for the Moderate Fund and 0.96% for the Growth Fund. This ratio may be higher or lower depending on the Underlying Funds selected by the Adviser in the future.


MORE INFORMATION ABOUT THE UNDERLYING FUNDS. More information about the fees, expenses, investment objectives, strategies and risks of each Underlying Fund may be found in its prospectus, which can be found on our web site at www.vankampen.com or on the EDGAR database on the SEC's web site at www.sec.gov. The complete Underlying Fund holdings of the Funds are posted on a quarterly basis on the Funds' web site. To obtain more information about the Funds' Underlying Fund holdings, call your financial adviser or visit our web site.

Purchase of Shares

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                                    GENERAL


This Prospectus offers Class I Shares of the Funds. Class I Shares are offered without any sales charges on purchases or sales and without any distribution (12b-1) fee and service fee. Class I Shares are available for purchase exclusively by (i) tax-exempt retirement plans with assets of at least one million dollars (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least one million dollars, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least one million dollars and (v) certain Van Kampen investment companies.


Participants in tax-exempt retirement plans must contact the plan's administrator to purchase shares. For plan administrator contact information, participants should contact their respective employer's human resources department. Participants in fee-based investment programs should contact the program's administrator or their financial adviser to purchase shares. Transactions generally are effected on behalf of a tax-exempt retirement plan participant by the administrator or a custodian, trustee or record keeper for the plan and on behalf of a fee-based investment program participant by their administrator or financial adviser. Institutional clients may purchase shares either directly or through an authorized dealer.

Other classes of shares of the Funds may be offered through one or more separate prospectuses of the Funds. Each class of shares of each of the Funds represents an interest in the same portfolio of investments of the respective Fund and generally has the same rights, except for the differing sales loads, distribution fees, service fees and any related expenses associated with each class of shares, the exclusive voting rights by each class with respect to any distribution plan or service plan for such class of shares, and some classes may have different conversion rights or shareholder servicing options.

No offer is made in this Prospectus of shares of the Underlying Funds.

                              PRICING FUND SHARES


The offering price of the Funds' shares is based upon each Fund's net asset value per share. The net asset value per share is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m., Eastern time) each day the Exchange is open for trading. Net asset value per share for Class I Shares is determined by dividing the value of each of the Fund's portfolio securities (which will consist principally of shares of the Underlying Funds), cash and other assets (including accrued interest) attributable to Class I Shares, less all liabilities (including accrued expenses) attributable to Class I Shares, by the total number of Class I Shares outstanding.



The assets of the Funds consist primarily of shares of the Underlying Funds, which are valued at their respective net asset values. The net asset values of the Underlying Funds or any other securities held by the Funds are calculated by using prices for portfolio securities as of the close of trading on the Exchange and valuing portfolio securities (i) for which market quotations are readily available at such market quotations (for example, using the last reported sale price for securities listed on a securities exchange or using the mean between the last reported bid and asked prices on unlisted securities) and (ii) for which market quotations are not readily available and any other assets at their fair value as determined in good faith in accordance with procedures established by the Underlying Funds' or the Funds' Board of Trustees. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Funds' Annual Reports.


                               HOW TO BUY SHARES


The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 522 Fifth Avenue, New York, New York 10036. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). Dealers and brokers are sometimes referred to herein as authorized dealers.



Shares may be purchased on any business day through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser, who will submit orders to the Funds' shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments.


The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Funds) to certain affiliated or unaffiliated authorized dealers in connection with the sale or retention of the Funds' shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Funds over other investment options. Any such payments will not change the net asset value or the price of the Funds' shares. For more information, please see the Funds' Statement of Additional Information and/or contact your authorized dealer.


The offering price for shares is based upon the next determined net asset value per share after an order is received timely by Investor Services, either directly or from authorized dealers, administrators, financial advisers, custodians, trustees or record keepers. Purchases completed through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser may involve additional fees charged by such person. Orders received by Investor Services prior to the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers prior to the close of the Exchange that are properly transmitted to Investor Services by the time designated by Investor Services, are priced based on the date of receipt. Orders received by Investor Services after the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers after the close of the Exchange or orders received by such persons that are not transmitted to Investor Services until after the time designated by Investor Services, are priced based on the date of the next determined net asset value per share provided they are received timely by Investor Services on such date. It is the responsibility of authorized dealers, administrators, custodians, trustees, record keepers or financial advisers to transmit orders received by them to Investor Services so they will be received in a timely manner.

The Funds and the Distributor reserve the right to reject or limit any order to purchase any Fund shares through exchange or otherwise and to close any shareholder account. Certain patterns of past exchanges and/or purchase or sale transactions involving the Funds or other Participating Funds (as defined below) may result in any of the Funds rejecting or limiting, in the Funds' or the Distributor's discretion, additional purchases and/or exchanges or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. The Funds also reserves the right to suspend the sale of any of the Funds' shares in response to conditions in the securities markets or for other reasons. As used herein, "Participating Funds" refers to Van Kampen investment companies advised by the Adviser and distributed by the Distributor as determined from time to time by each Funds' Board of Trustees.

Investor accounts will automatically be credited with additional shares of the respective Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the respective Fund otherwise. Investors wishing to receive cash instead of additional shares should contact their authorized dealer, administrator or financial adviser.


To help the government fight the funding of terrorism and money laundering activities, the Funds have implemented an anti-money laundering compliance program and has designated an anti-money laundering compliance officer. As part of the program, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. The Funds and the Distributor reserve the right to not open your account if this information is not provided. If the Funds or the Distributor are unable to verify your identity, the Funds and the Distributor reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after the account is closed (less any applicable redemption fee or exchange fee) or take any other action required by law.


Redemption of Shares

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Generally, shareholders of Class I Shares of the Funds may redeem for cash some or all of their shares without charge by each Fund (other than any applicable redemption fee or exchange fee) at any time. Participants in tax-exempt retirement plans must contact the plan's administrator to redeem shares. For plan administrator contact information, participants should contact their respective employer's human resources department. Participants in fee-based investment programs must contact the program's administrator or their financial adviser to redeem shares. Institutional clients may redeem shares either directly or through an authorized dealer. Plan administrators, custodians, trustees, record keepers or financial advisers may place redemption requests directly with Investor Services or through an authorized dealer following procedures specified by such authorized dealer.


Each Fund will assess a 2% redemption fee on the proceeds of the respective Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee is paid directly to the respective Fund and is intended to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by such shareholders, thereby reducing the impact on longer-term shareholders of such costs. For purposes of determining whether the redemption fee applies, shares that were held the longest will be redeemed first. For respective Fund shares acquired by exchange, the holding period prior to the exchange is not considered in determining whether the redemption fee is applied. The redemption fee and exchange fee are not imposed on redemptions and/or exchanges made (i) through pre-approved asset allocation programs, (ii) on shares received by reinvesting income dividends or capital gain distributions and (iii) by other funds advised by the Adviser or its affiliates.


The redemption fee and exchange fee may not be imposed on transactions that occur through certain omnibus accounts at financial intermediaries. Certain financial intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from each Fund's redemption fee or may impose certain trading restrictions to deter market timing and frequent trading. If you invest in the Funds through a financial intermediary, please read that firm's materials carefully to learn about any other restrictions or fees that may apply.

The redemption price will be the net asset value per share (less any applicable redemption fee or exchange fee) next determined after the receipt by Investor Services of a request in proper form from an administrator, custodian, trustee, record keeper or financial adviser or by the Distributor from an authorized dealer, provided such order is transmitted to Investor Services or the Distributor by the time designated by Investor Services or the Distributor. It is the responsibility of administrators, financial advisers, custodians, trustees, record keepers and authorized dealers to transmit redemption requests received by them to Investor Services or the Distributor so they will be received prior to such time. Redemptions completed through an administrator, custodian, trustee, record keeper, financial adviser or authorized dealer may involve additional fees charged by such person.


Payment for shares redeemed generally will be mailed within seven days after receipt by Investor Services of the redemption request in proper form. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A taxable gain or loss may be recognized by a shareholder upon redemption of shares, including if the redemption proceeds are paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such in-kind securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase.



Upon learning that a shareholder of Class I Shares has ceased his or her participation in the plan or program, the Funds shall convert all Class I Shares held by the shareholder to Class A Shares of the respective Fund (which are described and offered in a separate prospectus). The failure of a shareholder of a fee-based investment program to satisfy any minimum investment requirement will not constitute a conversion event. Such conversion will be on the basis of the relative net asset values of the shares, without imposition of any sales load, fee or other charge.


Distributions from
the Funds

 -------------------------------------------------------------------------------

In addition to any increase in the value of shares which the Funds may achieve, shareholders may receive distributions from each Fund of dividends and capital gain dividends.

DIVIDENDS. Dividends from stocks and interest from other investments are each Fund's main sources of net investment income. Each Fund's present policy, which may be changed at any time by each Fund's Board of Trustees, is to distribute at least quarterly for the Conservative Fund and annually for the Moderate Fund and Growth Fund all, or substantially all, of their net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the respective Fund at the next determined net asset value unless the shareholder instructs otherwise.

CAPITAL GAIN DIVIDENDS. Each Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. In addition, a portion of each Fund's net capital gains may be attributable to capital gain dividends received from the Underlying Funds. Each Fund intends to distribute any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the respective Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services

 -------------------------------------------------------------------------------

Participants in tax-exempt retirement plans and fee-based investment programs eligible to purchase the shares of the Funds must contact the administrator or their financial adviser to purchase, redeem or exchange shares. Certain shareholder services may only be available to tax-exempt retirement plan participants through a plan administrator. Participants should contact the appropriate tax-exempt retirement plan administrator for information regarding the administration of participants' investments in the shares.

Frequent Purchases
and Redemptions
of the Funds' Shares

 -------------------------------------------------------------------------------

Frequent purchases and redemptions of shares of the Funds by shareholders of the Funds ("market-timing" or "short-term trading") may present risks for long-term shareholders of the Funds, which may include, among other things, diluting the value of Funds' shares held by long-term shareholders, interfering with the efficient management of the Funds' portfolios, increasing trading and administrative costs, incurring unwanted taxable gains, and forcing the Funds to hold excess levels of cash.


The Funds discourage and do not accommodate frequent purchases and redemptions of shares of the Funds by shareholders of the Funds, and each Fund's Board of Trustees has adopted policies and procedures to deter such frequent purchases and redemptions. The Funds' policies with respect to purchases, redemptions and exchanges of Fund shares are described in the "Fees and Expenses of the Fund," "Purchase of Shares," "Redemption of Shares" and "Shareholder Services" sections of this Prospectus. The Funds' policies with respect to valuing portfolio securities are described in the "Purchase of Shares" section of this Prospectus. Except as described in each of these sections and with respect to omnibus accounts, the Funds' policies regarding frequent trading of shares of the Funds are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment advisers, broker dealers, transfer agents, third party administrators and insurance companies, each Fund (i) has requested assurance that such intermediaries currently selling the Funds shares have in place internal policies and procedures reasonably designed to address market timing concerns and has instructed such intermediaries to notify the respective Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Funds' policies with respect to frequent purchases, exchanges and redemptions of shares of the Funds. On omnibus accounts at intermediaries, the intermediary generally does not provide specific shareholder transaction information to the Funds on individual shareholder accounts on an ongoing basis. Therefore, to some extent, the Funds rely on the intermediaries to monitor frequent short-term trading by shareholders. As part of the Funds' or the Distributor's agreements with intermediaries, the intermediaries are required to provide certain shareholder identification and transaction information upon the Funds' request. The Funds may use this information to help identify and prevent market-timing activity in the Funds. There can be no assurance that the Fund will be able to identify or prevent all market-timing activity.


Federal Income Taxation

 -------------------------------------------------------------------------------

Distributions of each Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to its shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of each Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are taxable to its shareholders as long-term capital gain, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. Each Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of a Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset).

Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by a Fund and received by the shareholders on the December 31st prior to the date of payment. Each Fund will inform its shareholders of the source and tax status of all distributions promptly after the close of each calendar year.


Current law provides for reduced U.S. federal income tax rates on (i) long-term capital gains received by individuals and (ii) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rate for capital gains generally applies to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and ceases to apply for taxable years beginning after December 31, 2010. The reduced rate for qualified dividend income generally applies to qualified dividend income received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2010. The Underlying Funds, the Funds and shareholders of the Funds must also satisfy certain holding period and other requirements in order for the reduced rate for qualified dividend income to apply. Because each Fund intends to invest some portion of its assets in Underlying Funds which invest in common stocks, a portion of the ordinary income dividends paid by each Fund may be eligible for the reduced rate applicable to qualified dividend income. No assurance can be given as to what percentage of the ordinary income dividends paid by the Funds will consist of qualified dividend income. To the extent that distributions from the Funds are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains.


The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. Under current law, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers on the sale or exchange of shares is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2010).

Backup withholding rules require the Funds, in certain circumstances, to withhold 28% (through 2010) of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Funds their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable), or who are otherwise subject to backup withholding.

Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Under current law, each Fund may pay "interest-related dividends" and "short-term capital gain dividends" to its foreign shareholders without having to withhold on such dividends at the 30% rate. The amount of interest-related dividends that a Fund may pay each year is limited to the amount of qualified interest income received by the Fund during that year, less the amount of the Fund's expenses properly allocable to such interest income. The amount of short-term capital gain dividends that a Fund may pay each year generally is limited to the excess of the Fund's net short-term capital gains over its net long-term capital losses, without any reduction for the Fund's expenses allocable to such gains (with exceptions for certain gains). The exemption from 30% withholding tax for short-term capital gain dividends does not apply with respect to foreign shareholders that are present in the United States for more than 182 days during the taxable year. If a Fund's income for a taxable year includes "qualified interest income" or net short-term capital gains, the Fund may designate dividends as interest-related dividends or short-term capital gain dividends by written notice mailed to its foreign shareholders not later than 60 days after the close of that Fund's taxable year. These provisions apply to dividends paid by a Fund with respect to that Fund's taxable years beginning on or after January 1, 2005 and will cease to apply to dividends paid by that Fund with respect to its taxable years beginning after December 31, 2007.


The Fund may be required to withhold U.S. withholding tax at a rate of 35% from certain distributions to its foreign shareholders that are attributable to dispositions of United States real property interests. Specifically, if the Fund distributes amounts constituting capital gain attributable to the sale or disposition (either by an Underlying Fund or by a REIT in which an underlying fund invests) of a United States real property interest (for example, stock of a REIT or stock of a corporation that invests significantly in real property located in the United States), the Fund may be required to withhold 35% of such distributions. Foreign shareholders who receive such distributions may also be required to pay tax on such distributions at regular graduated rates applicable to United States persons and file a non-resident U.S. income tax return. See the Statement of Additional Information for a more detailed discussion.


Foreign shareholders must provide documentation to the Fund certifying their non-United States status. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares of a Fund.

Each Fund and Underlying Fund intend to qualify as a regulated investment company under federal income tax law. If each Fund and Underlying Fund so qualify and distribute each year at least 90% of their investment company taxable income, they will not be required to pay federal income taxes on any income distributed to their shareholders. If a Fund or any Underlying Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, plus any amounts that were not distributed in previous taxable years, then it will be subject to a nondeductible 4% excise tax on the undistributed amounts.

The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Funds, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

Disclosure of
Portfolio Holdings

 -------------------------------------------------------------------------------

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' Statement of Additional Information.

    Financial Highlights

     ---------------------------------------------------------------------------


    The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including taxes on Fund distributions or redemptions). The information has been audited by Ernst & Young LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's most recent financial statements, may be obtained without charge from our web site at www.vankampen.com or by calling the telephone number on the back cover of this Prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Fund's Annual Report.



                                              ASSET ALLOCATION          ASSET ALLOCATION          ASSET ALLOCATION
                                              CONSERVATIVE FUND           MODERATE FUND              GROWTH FUND
                                             SEPTEMBER 25, 2006        SEPTEMBER 25, 2006        SEPTEMBER 25, 2006
                                              (COMMENCEMENT OF          (COMMENCEMENT OF          (COMMENCEMENT OF
                                               OPERATIONS) TO            OPERATIONS) TO            OPERATIONS) TO
      CLASS I SHARES                           MARCH 31, 2007            MARCH 31, 2007            MARCH 31, 2007
      --------------------------------------------------------------------------------------------------------------
      Net Asset Value, Beginning of
        the Period....................             $10.00                    $10.00                    $ 10.00
                                                   ------                    ------                    -------
        Net Investment Income (a).....               0.19                       .15                        .10
        Net Realized and Unrealized
          Gain........................               0.45                       .74                        .97
                                                   ------                    ------                    -------
      Total from Investment
        Operations....................               0.64                       .89                       1.07
                                                   ------                    ------                    -------
      Less Distributions from Net
        Investment Income.............               0.15                       .15                       0.15
                                                   ------                    ------                    -------
      Net Asset Value, End of the
        Period........................             $10.49                    $10.74                    $ 10.92
                                                   ======                    ======                    =======

      Total Return*(b)................              6.39%**                   8.90%**                   10.71%**
      Net Assets at End of the Period
        (In millions).................             $  0.5                    $   .5                    $    .5
      Ratio of Expenses to Average Net
        Assets * (f)..................              0.17%(c)                   .17%(d)                    .17%(e)
      Ratio of Net Investment Income
        to Average Net Assets *.......              3.61%                     2.77%                      1.78%
      Portfolio Turnover..............                 0%**                      0%**                       0%**
      * If certain expenses had not been voluntarily assumed by the Adviser, total return would have been lower and the ratios would have been as follows:
      Ratio of Expenses to Average Net
        Assets(f).....................              8.66%(c)                  4.11%(d)                   3.46%(e)
      Ratio of Net Investment Loss to
        Average Net Assets............             (4.88%)                   (1.18%)                    (1.51%)



    ** Non-Annualized


    (a) Based on average shares outstanding.


    (b) Assumes reinvestment of all distributions for the period. This return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



    (c) Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds was .84% for the period ended March 31, 2007.



    (d) Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds was .93% for the period ended March 31, 2007.



    (e) Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds was .96% for the period ended March 31, 2007.



    (f) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .02% for the period ended March 31, 2007.

                                                                      Appendix A

Underlying Funds

 -------------------------------------------------------------------------------

The list below represents those Underlying Funds currently available for investment by the Funds. From time to time the Adviser may select new or different Underlying Funds other than those listed below.



UNDERLYING FUND NAME                  UNDERLYING FUND'S INVESTMENT OBJECTIVE AND PRIMARY INVESTMENT STRATEGY

Equity Funds

Aggressive Growth                     to seek capital growth. The Fund's investment adviser seeks to achieve the
                                      Fund's investment objective by investing primarily in common stocks and other equity securities of small- and medium-sized growth companies.

American Franchise                    to seek long-term capital appreciation. The Fund's portfolio management team seeks to achieve the Fund's investment objective by investing primarily in a portfolio of equity securities of U.S. issuers that, in the judgment of the
                                      Fund's portfolio management team, have, among other things, resilient business franchises and growth potential.

American Value                        to seek to provide a high total return by investing in equity securities of small- to medium-sized corporations.

Comstock                              to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

Disciplined Small Cap Value           to seek high total return. The Fund's investment adviser seeks to achieve the
                                      Fund's investment objective by investing primarily in a portfolio of equity securities of small capitalization companies that the Fund's investment adviser believes are undervalued, have attractive operating attributes and improving market price behavior.

Emerging Markets                      to seek to provide long-term capital appreciation by investing primarily in equity securities of emerging country issuers.

Enterprise                            to seek capital appreciation by investing in a portfolio of securities consisting principally of common stocks.

Equity and Income                     to seek the highest possible income consistent with safety of principal. Long-
                                      term growth of capital is an important secondary investment objective. The
                                      Fund's investment adviser seeks to achieve the Fund's investment objectives by investing primarily in income-producing equity instruments and debt securities issued by a wide group of companies in many different industries.

Equity Growth                         to seek to provide long-term capital appreciation by investing primarily in growth-oriented equity securities of medium- and large-capitalization companies.

Equity Premium Income                 to seek current income and its secondary investment objective is to seek long-
                                      term capital appreciation. The Fund's investment adviser seeks to achieve the
                                      Fund's investment objectives by investing primarily in a portfolio of equity securities of U.S. issuers and by utilizing an option writing strategy to enhance current distributions.

Global Equity Allocation              to seek long-term capital appreciation by investing in equity securities of U.S.
                                      and non-U.S. issuers in accordance with country weightings determined by the
                                      Fund's investment adviser and with stock selection within each country designed to replicate a broad market index.


Global Franchise                      to seek long-term capital appreciation. Under normal market conditions, the
                                      Fund's portfolio management team seeks to achieve the Fund's investment objective by investing primarily in a non-diversified portfolio of publicly traded equity securities of issuers located in the U.S. and other countries that, in the judgment of the Fund's portfolio management team, have resilient business franchises and growth potential.

Global Value Equity                   to seek long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers.

Growth and Income                     to seek income and long-term growth of capital. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of income-producing equity securities, including common stocks and convertible securities (although investments are also made in non-convertible preferred stocks and debt securities).

Harbor                                to seek to provide current income, capital appreciation and conservation of capital. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing principally in a portfolio of debt securities, primarily convertible bonds and convertible preferred stocks.

International Advantage               to seek long-term capital appreciation. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a diversified portfolio of equity securities of foreign issuers.

International Growth                  capital appreciation, with a secondary objective of income. The Fund's investment adviser seeks to achieve the Fund's investment objectives by investing primarily in a diversified portfolio of equity securities of issuers located in countries other than the United States.

Mid Cap Growth                        to seek capital growth. The Fund's investment adviser seeks to achieve the
                                      Fund's investment objective by investing primarily in common stocks and other equity securities of medium-sized growth companies.

Pace                                  to seek capital growth. The Fund's investment adviser seeks to achieve the
                                      Fund's investment objective by investing in a portfolio of securities consisting primarily of common stocks that the Fund's investment adviser believes have above-average potential for capital growth.

Real Estate Securities                to seek long-term growth of capital. Current income is the secondary investment objective. The Fund's investment adviser seeks to achieve the Fund's investment objectives by investing primarily in a portfolio of securities of companies operating in the real estate industry.

Select Growth                         to seek capital appreciation. The Fund's investment adviser seeks to achieve the
                                      Fund's investment objective by investing primarily in a non-diversified portfolio of common stocks and other equity securities of growth companies.

Small Cap Growth                      to seek capital appreciation. The Fund's investment adviser seeks to achieve the
                                      Fund's investment objective by investing primarily in common stocks and other equity securities of small companies that the Fund's investment adviser believes have above-average potential for capital appreciation.

Small Cap Value                       to seek capital appreciation. The Fund's investment adviser seeks to achieve the
                                      Fund's investment objective by investing primarily in a portfolio of equity securities of small capitalization companies that the Fund's investment adviser believes are undervalued.

Strategic Growth                      capital appreciation. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of common stocks of companies considered by the Fund's investment adviser to be strategic growth companies.


Technology                            to seek capital appreciation. The Fund's investment adviser seeks to achieve the
                                      Fund's investment objective by investing primarily in a portfolio of common stocks of companies considered by the Fund's investment adviser to rely extensively on technology, science or communication in their product development or operations.

Utility                               to seek to provide its shareholders with capital appreciation and current income. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of common stocks and income securities issued by companies engaged in the utilities industry.

Value Opportunities                   to seek capital growth and income. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of common stocks and other equity securities of value companies across the capitalization spectrum.

Fixed Income Funds

Core Plus Fixed Income                to seek total return. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a diversified mix of U.S. dollars denominated investment grade fixed income securities, particularly U.S.
                                      government, corporate and mortgage securities.

Corporate Bond                        to seek to provide current income with preservation of capital. Capital appreciation is a secondary objective that is sought only when consistent with the Fund's primary investment objective. The Fund's investment adviser seeks to achieve the Fund's investment objectives by investing primarily in a portfolio of corporate debt securities.

Government Securities                 to provide investors with high current return consistent with preservation of capital. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing substantially all of its total assets in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-related securities issued or guaranteed by instrumentalities of the U.S. government.

High Yield                            to seek to maximize current income. Capital appreciation is a secondary objective which is sought only when consistent with the Fund's primary investment objective. The Fund's investment adviser seeks to achieve the Fund's investment objectives by investing primarily in a portfolio of high-yielding, high-risk bonds and other income securities, such as convertible securities and preferred stock.

Limited Duration                      to seek to provide investors with a high current return and relative safety of capital. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in securities issued or guaranteed by the U.S.
                                      government, its agencies or instrumentalities, investment grade corporate bonds, mortgage-related or mortgage-backed securities, asset-backed securities and certain other debt obligations.

U.S. Mortgage                         to provide a high level of current income, with liquidity and safety of principal. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in obligations issued or guaranteed by the U.S.
                                      government, its agencies or instrumentalities, including mortgage-backed securities issued or guaranteed by agencies or instrumentalities of the U.S.
                                      government.

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
- Call your broker
- WEB SITE
  www.vankampen.com

DEALERS
- WEB SITE
  www.vankampen.com

- Van Kampen Investments 800-421-5666


VAN KAMPEN ASSET ALLOCATION CONSERVATIVE FUND
VAN KAMPEN ASSET ALLOCATION MODERATE FUND
VAN KAMPEN ASSET ALLOCATION GROWTH FUND

522 Fifth Avenue


New York, New York 10036


Investment Adviser
VAN KAMPEN ASSET MANAGEMENT

522 Fifth Avenue


New York, New York 10036


Distributor
VAN KAMPEN FUNDS INC.

522 Fifth Avenue


New York, New York 10036


Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 947
Jersey City, New Jersey 07303-0947
Attn: Van Kampen Asset Allocation Conservative Fund
Attn: Van Kampen Asset Allocation Moderate Fund
Attn: Van Kampen Asset Allocation Growth Fund

Custodian
STATE STREET BANK AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111
Attn: Van Kampen Asset Allocation Conservative Fund
Attn: Van Kampen Asset Allocation Moderate Fund
Attn: Van Kampen Asset Allocation Growth Fund

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

--------------------------------------------------------------------------------
  Van Kampen Asset Allocation Conservative Fund
  Van Kampen Asset Allocation Moderate Fund
  Van Kampen Asset Allocation Growth Fund
  A Statement of Additional Information, which contains more details about the Funds, is incorporated by reference in its entirety into this Prospectus.


  You will find additional information about the Funds in their annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Funds' performance during its last fiscal year.



  You can ask questions or obtain a free copy of the Funds' reports or the Statement of Additional Information by calling 800.847.2424. Free copies of the Funds' reports and the Statement of Additional Information are available from our web site at www.vankampen.com.


  Information about the Funds, including their reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at
  202.551.8090. You can also request a copy of the Statement of Additional Information, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

  This Prospectus is dated

  July 31, 2007


  CLASS I SHARES

  The Fund's Investment Company Act File No. is 811-4805.
--------------------------------------------------------------------------------

                                                         Van Kampen Funds Inc.

                                                  1 Parkview Plaza - Suite 100

                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555
                                                             www.vankampen.com


                  Copyright (C)2007 Van Kampen Funds Inc. All rights reserved.

                                                              Member NASD/SIPC


                                                                AAF PRO I 7/07

     (VAN KAMPEN INVESTMENTS LOGO)

                                         MUTUAL FUNDS

                                         Van Kampen
                                         Disciplined
                                         Small Cap Value Fund
                                         ---------------------------------------
                                         This Prospectus is dated

                                         July 31, 2007


                                         CLASS A SHARES
                                         CLASS B SHARES
                                         CLASS C SHARES

                                        Van Kampen Disciplined Small Cap Value
                                        Fund's investment objective is to seek
                                        high total return. The Fund's
                                        investment adviser seeks to achieve
                                        the Fund's investment objective by
                                        investing primarily in a portfolio of
                                        equity securities of small
                                        capitalization companies that the
                                        Fund's investment adviser believes are
                                        undervalued, have attractive operating
                                        attributes and improving market price
                                        behavior.

                                        Shares of the Fund have not been
                                        approved or disapproved by the
                                        Securities and Exchange Commission
                                        (SEC) or any state regulator, and
                                        neither the SEC nor any state
                                        regulator has passed upon the accuracy
                                        or adequacy of this Prospectus. Any
                                        representation to the contrary is a
                                        criminal offense.
     (VAN KAMPEN INVESTMENTS LOGO)

Table of Contents


Risk/Return Summary.........................................   3
Fees and Expenses of the Fund...............................   5
Investment Objective, Principal Investment
Strategies and Risks........................................   6
Investment Advisory Services................................  10
Purchase of Shares..........................................  11
Redemption of Shares........................................  20
Distributions from the Fund.................................  22
Shareholder Services........................................  22
Frequent Purchases and Redemptions of Fund Shares...........  24
Federal Income Taxation.....................................  24
Disclosure of Portfolio Holdings............................  26
Financial Highlights........................................  27


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek high total return.

                        PRINCIPAL INVESTMENT STRATEGIES

The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of equity securities of small capitalization companies that the Fund's investment adviser believes are undervalued, have attractive operating attributes and improving market price behavior. The Fund's investments in equity securities include common and preferred stocks and securities convertible into common and preferred stocks. The Fund emphasizes a value style of investing seeking companies that the Fund's investment adviser believes are undervalued with characteristics for improved valuations relative to other companies. In selecting securities for investment, the Fund's investment adviser quantitatively evaluates a company relative to its universe using a family of multi-factor models. The Fund's investment adviser believes that a combination of factors exists that can be used to select relatively undervalued stocks that can potentially outperform their respective universe. Portfolio securities are typically sold when they become relatively overvalued, if better opportunities are identified, or if the Fund's investment adviser determines the initial investment expectations are not being met.


The Fund may invest up to 20% of its total assets in real estate investment trusts ("REITs"). The Fund may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts (collectively, also referred to in this Prospectus as Strategic Transactions), for various portfolio management purposes, including to facilitate portfolio management and to mitigate risks.


                           PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply.

The Fund emphasizes a value style of investing and focuses primarily on small capitalization companies. Value investing is subject to the risk that the valuations never improve, and the returns on value equity securities may or may not move in tandem with the returns on other styles of investing or the overall stock market. During an overall stock market decline, stock prices of smaller-sized companies often fluctuate more and may fall more than the stock prices of larger-sized companies. It is possible that the stocks of smaller-sized companies will be more volatile and underperform the overall stock market. Historically, smaller-sized company stocks have sometimes gone through extended periods when they did not perform as well as larger-sized company stocks. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund's investments will vary and at times may be lower or higher than that of other types of investments.

RISKS OF SMALL CAPITALIZATION COMPANIES. The Fund focuses its investments on small capitalization companies which often are newer, less established companies. Investing in small capitalization companies involves risks not ordinarily associated with investments in large capitalization companies. Small capitalization companies carry additional risks because their earnings generally tend to be less predictable, they often have limited product lines, markets, distribution channels or financial resources and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of small capitalization companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. In addition, equity securities of small capitalization companies generally are less liquid than those of larger capitalization companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

RISKS OF INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS"). Investing in REITs makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. In addition, REITs depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs must comply with certain requirements of the federal income tax law to maintain their federal income tax status. Investments in REITs may involve duplication of management fees and certain other expenses.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts and options on futures contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Fund's investment objective and principal investment strategies, the Fund may be appropriate for investors who:

- Seek total return

- Are willing to take on the increased risks of investing in smaller-sized, less established companies

- Can withstand volatility in the value of their shares of the Fund

- Wish to add to their investment portfolio a fund that emphasizes a value style of investing in equity securities of small capitalization companies.

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                            PERFORMANCE INFORMATION

As of the date of this Prospectus, the Fund has not yet completed a full calendar year of investment operations. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark index selected for the Fund. The information could serve as a basis for investors to evaluate the Fund's performance and risks by looking at how the Fund's performance varies from year to year and how the Fund's performance compares to a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. Past performance of the Fund is not indicative of its future performance.

Fees and Expenses
of the Fund

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                           CLASS A      CLASS B      CLASS C
                           SHARES       SHARES       SHARES
----------------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
----------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of offering
price)                       5.75%(1)      None         None
.................................................................
Maximum deferred sales
charge (load) (as a
percentage of the lesser
of original purchase
price or redemption
proceeds)                     None(2)     5.00%(3)     1.00%(4)
.................................................................
Maximum sales charge
(load) imposed on
reinvested dividends          None         None         None
.................................................................
Redemption fee(5)            2.00%        2.00%        2.00%
.................................................................
Exchange fee(5)              2.00%        2.00%        2.00%
.................................................................
Account Maintenance (Low
Balance) Fee (for
accounts under $750)(6)     $12/yr       $12/yr       $12/yr
.................................................................

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
----------------------------------------------------------------
Management fees(7)           0.90%        0.90%        0.90%
.................................................................
Distribution and/or
service (12b-1) fees(8)      0.25%        1.00%(9)     1.00%(9)
.................................................................
Other expenses(7)(10)        0.46%        0.46%        0.46%
.................................................................
Total annual fund
operating expenses(7)        1.61%        2.36%        2.36%(8)
.................................................................


(1) Reduced for purchases of $50,000 and over. See "Purchase of Shares -- Class A Shares."

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within eighteen months of purchase. See "Purchase of Shares -- Class A Shares."

(3) The maximum deferred sales charge is 5.00% in the first year after purchase and declines thereafter as follows:

                         Year 1-5.00%
                         Year 2-4.00%
                         Year 3-3.00%
                         Year 4-2.50%
                         Year 5-1.50%
                         After-None

    See "Purchase of Shares -- Class B Shares."

(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."

(5) The redemption fee and the exchange fee apply to the proceeds of Fund shares that are redeemed or exchanged within 30 days of purchase. See "Redemption of Shares" for more information on when the fees apply.

(6) Commencing in November 2007; see "Purchase of Shares -- How to Buy Shares" for a description of the fee, including exceptions.

(7) The Fund's investment adviser intends to voluntarily waive or reimburse all or a portion of the Fund's management fees or other expenses such that the annualized actual total fund operating expenses to be paid for the Fund's fiscal year ending March 31, 2008 do not exceed 1.41% for Class A Shares, 2.16% for Class B Shares and 2.16% for Class C Shares. After March 31, 2008, the fee waivers or expense reimbursements can be terminated at any time.

(8) Class A Shares are subject to a combined annual distribution and service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."

(9) While Class B Shares and Class C Shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 and service fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A Shares.

(10) "Other expenses" are estimated for the current fiscal year.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                        ONE       THREE
                                        YEAR      YEARS
------------------------------------------------------------
Class A Shares                          $729      $1,054
.............................................................
Class B Shares                          $739      $1,036
.............................................................
Class C Shares                          $339      $  736
.............................................................


You would pay the following expenses if you did not redeem your shares:


                                        ONE       THREE
                                        YEAR      YEARS
------------------------------------------------------------
Class A Shares                          $729      $1,054
.............................................................
Class B Shares                          $239      $  736
.............................................................
Class C Shares                          $239      $  736
.............................................................


Investment Objective,
Principal Investment
Strategies and Risks

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE


The Fund's investment objective is to seek high total return. The Fund's investment objective may be changed by the Fund's Board of Trustees without shareholder approval, but no change is anticipated. If the Fund's investment objective changes, the Fund will notify shareholders and shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.


                              PRINCIPAL INVESTMENT
                              STRATEGIES AND RISKS

The Fund's investment adviser seeks to achieve the investment objective by investing primarily in a portfolio of equity securities of small capitalization companies that the Fund's investment adviser believes are undervalued, have attractive operating attributes and improving market price behavior. Because prices of common stocks and other equity securities fluctuate, the value of an investment in the Fund will vary based upon the Fund's investment performance.


Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in small capitalization companies at the time of investment. The Fund's policy in the foregoing sentence may be changed by the Fund's Board of Trustees, but no change is anticipated; if the Fund's policy in the foregoing sentence changes, the Fund will notify shareholders in writing at least 60 days prior to implementation of the change and shareholders should consider whether the Fund remains an appropriate investment in light of the changes. Under current market conditions, the Fund's investment adviser generally defines small capitalization companies as companies having market capitalizations, at the time of investment, similar to the companies in the Russell 2000(R) Index. The market capitalization of companies in the Russell 2000(R) Index ranged between $6 million and $3.3 billion as of June 29, 2007. Investments in smaller-sized companies may offer greater opportunities for capital growth than larger-sized companies, but also may involve special risks. Small capitalization companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies and often have limited product lines, markets, distribution channels or financial resources, and they may be dependent upon one or a few key people for management. The securities of such companies may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general.


In selecting securities for investment, the Fund emphasizes a value style of investing focusing on companies which are undervalued, have attractive operating attributes and improving market price behavior. "Value" securities are securities that the Fund's investment adviser determines (1) have strong or improving fundamental characteristics (including margins, working capital, leverage, cash flow, returns on equity and assets) and (2) have been overlooked by the marketplace so that they are undervalued or "underpriced" relative to the rest of the Fund's small cap universe.

In selecting securities for investments, the Fund's investment adviser applies quantitative methods to analyze the relative quality and price of the securities. In selecting securities, the Fund's investment adviser analyzes data of over one thousand companies, searching for companies which are undervalued, have attractive operating attributes and improving market price behavior. The Fund's investment adviser evaluates company operations compared to other companies (both competitors and companies in other industries).

The Fund's investment adviser generally sells a security if it becomes relatively overvalued, if better opportunities are identified, or if it determines the initial investment expectations are not being met.

The Fund invests primarily in common stocks and also may invest in other equity securities, including preferred stocks and securities convertible into common and preferred stocks.

COMMON STOCKS. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

PREFERRED STOCK. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.


REITS. The Fund may invest up to 20% of its total assets in REITs. REITs pool investors' funds for investment primarily in commercial real estate properties or real-estate related loans. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of the REIT's value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code. In addition, investments in REITs may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by REITs in which it invests.

                             RISKS OF INVESTING IN
                         SECURITIES OF FOREIGN ISSUERS

The Fund may invest in securities of foreign issuers listed or traded on a U.S. securities exchange. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), withholding taxes on income or capital transactions or other restrictions and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries.

The Fund may invest in securities of foreign issuers determined by the investment adviser to be in developing or emerging market countries, if such securities are listed or traded on a U.S. securities exchange. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

The Fund may be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. To the extent the Fund invests in depositary receipts, changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the underlying securities denominated in that currency that are represented by the depositary receipt.

The Fund may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

                             STRATEGIC TRANSACTIONS

The Fund may, but is not required to, use various investment Strategic Transactions including options, futures contracts and options on futures contracts, in several different ways depending upon the status of the Fund's investments and the expectations of the Fund's investment adviser concerning the securities or currency markets. Although the Fund's investment adviser seeks to use these transactions to achieve the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.

In times of stable or rising securities prices, the Fund generally seeks to be fully invested. Even when the Fund is fully invested, however, prudent management requires that at least a small portion of assets be available as cash to honor redemption requests and for other short-term needs. The Fund may also have cash on hand that has not yet been invested. The portion of the Fund's assets that is invested in cash or cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the Fund may underperform the market in proportion to the amount of cash or cash equivalents in its portfolio. By purchasing index options or futures contracts, however, the Fund may compensate for the cash portion of its assets.

The Fund can engage in options transactions on securities, securities indices or on futures contracts to attempt to manage the Fund's risk in advancing or declining markets. For example, the value of a put option generally increases as the value of the underlying security declines. Value is protected against a market decline to the degree the performance of the put correlates with the performance of the Fund's investment portfolio. If the market remains stable or advances, the Fund is not obligated to exercise the put and its portfolio will participate in the advance, having incurred only the premium cost for the put.

The Fund may purchase and sell listed and over-the-counter options ("OTC Options"). OTC Options are subject to certain additional risks including default by the other party to the transaction and the liquidity of the transactions.

The Fund may use futures contracts in many ways. For example, if the Fund's investment adviser forecasts a market decline, the Fund may seek to reduce its exposure to the securities markets by increasing its cash position. By selling index futures contracts instead of portfolio securities, a similar result can be achieved to the extent that the performance of the futures contracts correlates to the performance of the Fund's portfolio securities. Sales of futures contracts frequently may be accomplished more rapidly and at less cost than the actual sale of securities. Once the desired hedged position has been effected, the Fund could then liquidate securities in a more deliberate manner.

In certain cases, the options and futures contracts markets provide investment or risk management opportunities that are not available from direct investments in underlying securities. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the options and futures contracts markets rather than purchasing or selling portfolio securities. However, such transactions involve risks different from those involved with direct investments in underlying securities. For example, there may be an imperfect correlation between the value of the instruments and the underlying assets. In addition, the use of these transactions includes the risks of default by the other party to certain transactions. The Fund may incur losses in using these transactions that partially or completely offset gains in portfolio positions. These transactions may not be liquid and involve manager risk. In addition, such transactions may involve commissions and other costs, which may increase the Fund's expenses and reduce its return.

The Fund complies with applicable regulatory requirements when implementing Strategic Transactions, including the segregation of cash and/or liquid securities on the books of the Fund's custodian, as mandated by SEC rules or SEC staff positions. A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.

                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.


The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the Fund's investment adviser believes the potential for total return has lessened, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions and dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate. The Fund's portfolio turnover rate is reported in the section entitled "Financial Highlights."


TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. Under normal market conditions, the potential for total return on these securities will tend to be lower than the potential for total return on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.

Investment
Advisory Services

 -------------------------------------------------------------------------------


THE ADVISER. Van Kampen Asset Management is the Fund's investment adviser (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that services more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $123 billion under management or supervision as of June 30, 2007. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor"), is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that provides a wide range of investment banking, securities, investment management and wealth management services. The Adviser's principal office is located at 522 Fifth Avenue, New York, New York 10036.


ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund of 0.90%.

The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.

The Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.


Both the 1940 Act and the terms of the Fund's Advisory Agreement require that any investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately. On December 13, 2006, the Board of Trustees, and the independent trustees voting separately, determined that the terms of the Advisory Agreement are fair and reasonable and approved the Advisory Agreement as being in the best interests of the Fund and its shareholders; and a discussion regarding the basis for the Board of Trustees' approval of such Advisory Agreement was included in the Fund's Annual Report to shareholders for the fiscal period ended March 31, 2007.



PORTFOLIO MANAGEMENT. The Fund is managed by members of the Adviser's Disciplined Equity team. The Disciplined Equity team consists of portfolio managers and a dedicated analyst. The portfolio managers conduct research and analysis, assisted by a dedicated analyst, as part of their quantitative investment process. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund's portfolio are Kathy O'Connor and Jeff Sanders, each a Managing Director of the Adviser.

Ms. O'Connor has been associated with the Adviser in an investment management capacity since August 2006 and has been managing the Fund since its inception in March 2007. Prior to August 2006, Ms. O'Connor was a Managing Director at New York Life Investment Management since December 2000.



Mr. Sanders has been associated with the Adviser in an investment management capacity since August 2006 and has been managing the Fund since its inception in March 2007. Prior to August 2006, Mr. Sanders was a Managing Director at New York Life Investment Management since December 2000.


Ms. O'Connor and Mr. Sanders are co-managers of the Fund. Members of the team collaborate on ideas to manage the Fund's portfolio.

The Fund's Statement of Additional Information provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

The composition of the team may change without notice from time to time.

Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL

This Prospectus offers three classes of shares of the Fund, designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares. As described more fully below, each class of shares offers a distinct structure of sales charges, distribution and service fees and other features that are designed to address a variety of needs.

Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.

                              PRICING FUND SHARES

The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). Differences in net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be due to the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.

The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m., Eastern time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding.

Such computation is made by using prices as of the close of trading on the Exchange and valuing portfolio securities (i) for which market quotations are readily available at such market quotations (for example, using the last reported sale price for securities listed on a securities exchange or using the mean between the last reported bid and asked prices on unlisted securities) and (ii) for which market quotations are not readily available and any other assets at their fair value as determined in good faith in accordance with procedures established by the Fund's Board of Trustees. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Annual Report.


Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund's net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares. The Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading.

If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund's net asset value was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Fund's Board of Trustees, an effect of which may be to foreclose opportunities available to market timers or short-term traders. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean of the bid price and asked price of such currencies against the U.S. dollar as quoted by a major bank.

                       DISTRIBUTION PLAN AND SERVICE PLAN

The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund also has adopted a service plan (the "Service Plan") with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.

The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the NASD. The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares.

To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.

                               HOW TO BUY SHARES


The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 522 Fifth Avenue, New York, New York 10036. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). Dealers and brokers are sometimes referred to herein as authorized dealers.


Shares may be purchased on any business day by completing the account application form and forwarding it, directly or through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.

The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated authorized dealers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund's shares. For more information, please see the Fund's Statement of Additional Information and/or contact your authorized dealer.

The offering price for shares is based upon the next determined net asset value per share (plus sales charges, where applicable) after an order is received timely by Investor Services, either directly or from authorized dealers, administrators, financial advisers, custodians, trustees or record keepers. Purchases completed through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser may involve additional fees charged by such person. Orders received by Investor Services prior to the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers prior to the close of the Exchange that are properly transmitted to Investor Services by the time designated by Investor Services, are priced based on the date of receipt. Orders received by Investor Services after the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers after the close of the Exchange or orders received by such persons that are not transmitted to Investor Services until after the time designated by Investor Services, are priced based on the date of the next determined net asset value per share provided they are received timely by Investor Services on such date. It is the responsibility of authorized dealers, administrators, custodians, trustees, record keepers or financial advisers to transmit orders received by them to Investor Services so they will be received in a timely manner.

The Fund and the Distributor reserve the right to reject or limit any order to purchase Fund shares through exchange or otherwise and to close any shareholder account. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds (as defined below) may result in the Fund rejecting or limiting, in the Fund's or the Distributor's discretion, additional purchases and/or exchanges or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. As used herein, "Participating Funds" refers to Van Kampen investment companies advised by the Adviser and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.


Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by visiting our web site at www.vankampen.com, by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 947, Jersey City, New Jersey 07303-0947, or by telephone at (800) 847-2424.



Except as described below, the minimum initial investment amount when establishing a new account with the Fund is $1,000 for each class of shares for regular accounts; $500 for each class of shares for retirement accounts; and $50 for each class of shares for accounts participating in a systematic investment program. The minimum subsequent investment is $50 for each class of shares and all account types, except as described below. The Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has a balance of less than $500. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase (subject to any applicable sales charges) the number of additional shares needed to bring the account value to $500.


The minimum initial and subsequent investment requirements are not applicable to
(i) certain omnibus accounts at financial intermediaries, (ii) employer sponsored retirement plan accounts or pre-approved asset allocation plan accounts and (iii) qualified state tuition plan (529 plan) accounts. In addition, the minimum initial and subsequent investment requirements are not applicable to transactions conducted in any type of account resulting from (i) dividend reinvestment and dividend diversification, (ii) systematic exchange plans, (iii) unit investment trust dividend reinvestments, (iv) conversions of Class B Shares to Class A Shares, and (v) transfers between certain types of accounts, transfers from other custodians and/or transfers of ownership.



Effective November 2007, a low balance fee of $12 per year will be deducted in November of each year from all accounts with a value less than $750. This fee will be payable to the transfer agent and will be used by the transfer agent to offset amounts that would otherwise be payable by the Fund to the transfer agent under the transfer agency agreement. The low balance fee is not applicable to
(i) certain omnibus accounts at financial intermediaries, (ii) fund of funds accounts, (iii) qualified state tuition plan (529 plan) accounts, (iv) accounts participating in a systematic investment plan that have been in existence for less than 12 months, (v) accounts participating in a systematic exchange plan,
(vi) accounts participating in a unit investment trust dividend reinvestment plan that have been in existence for less than 12 months and (vii) certain accounts established through a broker for which the transfer agent does not have discretion to initiate transactions.


To help the government fight the funding of terrorism and money laundering activities, the Fund has implemented an anti-money laundering compliance program and has designated an anti-money laundering compliance officer. As part of the program, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. The Fund and the Distributor reserve the right to not open your account if this information is not provided. If the Fund or the Distributor is unable to verify your identity, the Fund and the Distributor reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after the account is closed (minus any applicable sales or other charges) or take any other action required by law.

                                 CLASS A SHARES

Class A Shares of the Fund are sold at the offering price, which is net asset value plus an initial maximum sales charge of up to 5.75% (or 6.10% of the net amount invested), reduced on investments of $50,000 or more as follows:

                                 CLASS A SHARES
                             SALES CHARGE SCHEDULE*

                                    AS % OF        AS % OF
    SIZE OF                         OFFERING      NET AMOUNT
    INVESTMENT                       PRICE         INVESTED
----------------------------------------------------------------
    Less than $50,000                5.75%          6.10%
.................................................................
    $50,000 but less than
    $100,000                         4.75%          4.99%
.................................................................
    $100,000 but less than
    $250,000                         3.75%          3.90%
.................................................................
    $250,000 but less than
    $500,000                         2.75%          2.83%
.................................................................
    $500,000 but less than
    $1,000,000                       2.00%          2.04%
.................................................................
    $1,000,000 or more                **             **
.................................................................

 * The actual sales charge that may be paid by an investor may differ slightly from the sales charge shown above due to rounding that occurs in the calculation of the offering price and in the number of shares purchased.

** No sales charge is payable at the time of purchase on investments in Class A
   Shares of $1 million or more, although such Class A Shares purchased without a sales charge may be subject to a contingent deferred sales charge of 1.00% on certain redemptions made within eighteen months of purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate the historical cost of their shares, as the Fund and authorized dealers may not retain this information.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.

                       CLASS A SHARES QUANTITY DISCOUNTS


Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. A person eligible for a reduced sales charge includes an individual, his or her spouse or equivalent, and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.


Investors must notify the Fund or their authorized dealer at the time of the purchase order whenever a quantity discount is applicable to purchases and may be required to provide the Fund, or their authorized dealer, with certain information or records to verify eligibility for a quantity discount. Such information or records may include account statements or other records for shares of the Fund or other Participating Funds in all accounts (e.g., retirement accounts) of the investor and other eligible persons, as described above, which may include accounts held at the Fund or at other authorized dealers. Upon such notification, an investor will pay the lowest applicable sales charge. Shareholders should retain any records necessary to substantiate the purchase price of the shares, as the Fund and authorized dealers may not retain this information.

Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact the Fund, their authorized dealer or the Distributor.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.

LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the current offering price of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charge previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.

                                 CLASS A SHARES
                               PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of Van Kampen unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value without a sales charge. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor. The Fund reserves the right to modify or terminate this program at any time.

NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value without a sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

 (1) Current or retired trustees or directors of funds advised by Morgan Stanley and any of its subsidiaries and such persons' families and their beneficial accounts.

 (2) Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.


 (3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses or equivalent and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.


 (4) Banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) that have entered into an agreement with the Distributor or one of its affiliates, purchasing shares on behalf of clients participating in a fund supermarket, wrap program, asset allocation program, or other program in which the clients pay an asset-based fee (which may be subject to a minimum flat fee) for: advisory or financial planning services, executing transactions in Participating Fund shares, or for otherwise participating in the program.

 (5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

 (6) Retirement plans funded by the rollovers of assets of Participating Funds from an employer-sponsored retirement plan and established exclusively for the benefit of an individual (specifically including, but not limited to, a Traditional IRA, Roth IRA, SIMPLE IRA, Solo 401(k), Money Purchase or Profit Sharing plan) if:

      (i) the account being funded by such rollover is to be maintained by the same trustee, custodian or administrator that maintained the plan from which the rollover funding such rollover originated, or an affiliate thereof; and

     (ii) the dealer of record with respect to the account being funded by such rollover is the same as the dealer of record with respect to the plan from which the rollover funding such rollover originated, or an affiliate thereof.

 (7) Trusts created under pension, profit sharing or other employee benefit plans (including qualified and non-qualified deferred compensation plans), provided that (a) the total plan assets are at least $1 million or (b) the plan has more than 100 eligible employees. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million.

 (8) Clients of authorized dealers purchasing shares in fixed or flat fee (rather than transaction based fee) brokerage accounts.

 (9) Certain qualified state tuition plans qualifying pursuant to Section 529 of the Code, that are approved by the Fund's Distributor.

(10) Unit investment trusts sponsored by the Distributor or its affiliates.


The term "families" includes a person's spouse or equivalent, children and grandchildren under 21 years of age, parents and the parents of the person's spouse or equivalent.


Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, financial planner, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

Eligible purchasers of Class A Shares may also be entitled to reduced or no initial sales charges through certain purchase programs offered by the Fund. For more information, see "Other Purchase Programs" herein.

                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the following table:

                                 CLASS B SHARES
                             SALES CHARGE SCHEDULE

                         CONTINGENT DEFERRED
                            SALES CHARGE
                         AS A PERCENTAGE OF
                            DOLLAR AMOUNT
    YEAR SINCE PURCHASE   SUBJECT TO CHARGE
------------------------------------------------
    First                       5.00%
.................................................
    Second                      4.00%
.................................................
    Third                       3.00%
.................................................
    Fourth                      2.50%
.................................................
    Fifth                       1.50%
.................................................
    Sixth and After              None
.................................................

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate the historical cost of their shares, as the Fund and authorized dealers may not retain this information. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund generally will not accept a purchase order for Class B Shares in the amount of $100,000 or more.

The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of each purchase of Class B Shares until the time of redemption of such shares.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.

Eligible purchasers of Class B Shares may also be entitled to reduced or no contingent deferred sales charges through certain purchase programs offered by the Fund. For more information, see "Other Purchase Programs" herein.

CONVERSION FEATURE. Class B Shares including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from a Participating Fund is determined by reference to the Participating Fund from which such share was originally purchased.

The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate the historical cost of their shares, as the Fund and authorized dealers may not retain this information. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.


Eligible purchasers of Class C Shares may also be entitled to reduced or no contingent deferred sales charges through certain purchase programs offered by the Fund. For more information, see "Other Purchase Programs" herein.


                              WAIVER OF CONTINGENT
                             DEFERRED SALES CHARGE


The contingent deferred sales charge is waived on redemptions of Class A Shares, Class B Shares and Class C Shares purchased subject to a contingent deferred sales charge (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the amount of the shareholder's investment at the time the plan is established, (iv) if no commission or transaction fee is paid by the Distributor to authorized dealers at the time of purchase of such shares or (v) if made by the Fund's involuntary liquidation of a shareholder's account as described herein. With respect to

Class B Shares and Class C Shares, waiver category (iv) above is only applicable with respect to shares sold through certain 401(k) plans. Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption, provided that shares of the Fund are available for sale at the time of reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the Statement of Additional Information or contact your authorized dealer.

                            OTHER PURCHASE PROGRAMS

EXCHANGE PRIVILEGE. Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. For more information regarding the exchange privilege, see the section of this Prospectus entitled "Shareholder Services -- Exchange privilege."


REINSTATEMENT PRIVILEGE. A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of any Participating Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of any Participating Fund with credit given for any contingent deferred sales charge paid on the amount of shares reinstated from such redemption, provided that such shareholder has not previously exercised this reinstatement privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the contingent deferred sales charge applicable to Class C Shares to subsequent redemptions. Reinstatements are made at the net asset value per share (without a sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Participating Fund into which shareholders desire to reinstate their net proceeds of a redemption of shares of the Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in eligible retirement plans for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Participating Fund are available for sale. Shareholders must notify the Distributor or their authorized dealer of their eligibility to participate in the reinstatement privilege and may be required to provide documentation to the Participating Fund.



DIVIDEND DIVERSIFICATION. A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 847-2424, to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any of the Participating Funds so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested. Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.


AVAILABILITY OF INFORMATION. Clear and prominent information regarding sales charges of the Fund and the applicability and availability of discounts from sales charges is available free of charge through our web site at www.vankampen.com, which provides links to the Prospectus and Statement of Additional Information containing the relevant information.

Redemption of Shares

 -------------------------------------------------------------------------------

Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than any applicable sales charge, redemption fee or exchange fee) at any time.

As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer, custodian, trustee or record keeper of a retirement plan account may involve additional fees charged by such person.

The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within 30 days of purchase. The redemption fee is paid directly to the Fund and is intended to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by such shareholders, thereby reducing the impact on longer-term shareholders of such costs. For purposes of determining whether the redemption fee applies, shares that were held the longest will be redeemed first. For Fund shares acquired by exchange, the holding period prior to the exchange is not considered in determining whether the redemption fee is applied. The redemption fee and exchange fee are not imposed on redemptions and/or exchanges made (i) through systematic withdrawal or exchange plans, (ii) through pre-approved asset allocation programs, (iii) by other funds advised by the Adviser or its affiliates, (iv) on shares received by reinvesting income dividends or capital gain distributions and (v) through check writing (with respect to certain fixed-income funds).

The redemption fee and exchange fee may not be imposed on transactions that occur through certain omnibus accounts at financial intermediaries. Certain financial intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from the Fund's redemption fee or may impose certain trading restrictions to deter market timing and frequent trading. If you invest in the Fund through a financial intermediary, please read that firm's materials carefully to learn about any other restrictions or fees that may apply.


Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A taxable gain or loss may be recognized by a shareholder upon redemption of shares, including if the redemption proceeds are paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such in-kind securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase.



WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 947, Jersey City, New Jersey 07303-0947. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name, the class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, a registered securities association or a clearing agency; a savings and loan association; or a federal savings bank.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer and must accompany a written redemption request. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.

AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor by the time designated by the Distributor. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.

TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 847-2424 to establish the privilege, or may visit our web site at www.vankampen.com to download an Account Services form, which may be completed to establish the privilege. Shares may be redeemed by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures previously described. Requests received by Investor Services prior to the close of the Exchange, generally 4:00 p.m., Eastern time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check or by Automated Clearing House and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account for this account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.

Distributions from the Fund

 -------------------------------------------------------------------------------

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

DIVIDENDS. Dividends from stocks and interest from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Trustees, is to distribute at least annually all, or substantially all, of its net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services

 -------------------------------------------------------------------------------

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.

INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet (restrictions apply to certain account and transaction types). Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without a sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by visiting our web site at www.vankampen.com, by writing to Investor Services, or by telephone by calling (800) 847-2424. The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.


AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.

EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor or by visiting our web site at www.vankampen.com.

Shares of the Fund will be assessed an exchange fee of 2% on the proceeds of the exchanged shares held for less than 30 days. See "Redemption of Shares" above for more information about when the exchange fee will apply.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.

A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by calling (800) 847-2424, our automated telephone system (which is generally accessible 24 hours a day, seven days a week), or by visiting our web site at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.

The Fund and the Distributor reserve the right to reject or limit any order to purchase Fund shares through exchange or otherwise and to close any shareholder account. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund rejecting or limiting, in the Fund's or the Distributor's discretion, additional purchases and/or exchanges or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment to this exchange privilege.

For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged shares and on any shares previously exchanged for such shares or for any of their predecessors shall be included. If the exchanged shares were acquired through reinvestment, those shares are deemed to have been sold with a sales charge rate equal to the rate previously paid on the shares on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's shares, the shares upon which the highest sales charge rate was previously paid are deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

Frequent Purchases and Redemptions of Fund Shares

 -------------------------------------------------------------------------------

Frequent purchases and redemptions of Fund shares by Fund shareholders ("market-timing" or "short-term trading") may present risks for long-term shareholders of the Fund, which may include, among other things, diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of the Fund's portfolio, increasing trading and administrative costs, incurring unwanted taxable gains, and forcing the Fund to hold excess levels of cash.

Certain types of mutual funds may be more susceptible to investors seeking to market time or short-term trade. Mutual funds that invest in securities that are, among other things, thinly traded, traded infrequently or less liquid are subject to the risk that market timers and/or short-term traders may seek to take advantage of situations where the current market price may not accurately reflect the current market value.


The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders, and the Fund's Board of Trustees has adopted policies and procedures to deter such frequent purchases and redemptions. The Fund's policies with respect to purchases, redemptions and exchanges of Fund shares are described in the "Fees and Expenses of the Fund," "Purchase of Shares," "Redemption of Shares" and "Shareholder Services -- Exchange privilege" sections of this Prospectus. The Fund's policies with respect to valuing portfolio securities are described in the "Purchase of Shares" section of this Prospectus. Except as described in each of these sections and with respect to omnibus accounts, the Fund's policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment advisers, broker dealers, transfer agents, third party administrators and insurance companies, the Fund (i) has requested assurance that such intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market timing concerns and has instructed such intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Fund's policies with respect to frequent purchases, exchanges and redemptions of Fund shares. On omnibus accounts at intermediaries, the intermediary generally does not provide specific shareholder transaction information to the Fund on individual shareholder accounts on an ongoing basis. Therefore, to some extent, the Fund relies on the intermediaries to monitor frequent short-term trading by shareholders. As part of the Fund's or the Distributor's agreements with intermediaries, the intermediaries are required to provide certain shareholder identification and transaction information upon the Fund's request. The Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that the Fund will be able to identify or prevent all market-timing activity.


Federal Income Taxation

 -------------------------------------------------------------------------------

Distributions of the Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gain, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder (assuming such shares are held as a capital asset).

Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Current law provides for reduced U.S. federal income tax rates on (i) long-term capital gains received by individuals and (ii) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rates for capital gains generally apply to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and cease to apply for taxable years beginning after December 31, 2010. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2010. Fund shareholders, as well as the Fund itself, must also satisfy certain holding period and other requirements in order for the reduced rate for dividends to apply. Because the Fund intends to invest primarily in common stocks and other equity securities, a portion of the ordinary income dividends paid by the Fund should be eligible for the reduced rate applicable to "qualified dividend income." No assurance can be given as to what percentage of the ordinary income dividends paid by the Fund will consist of "qualified dividend income." To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains.

The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers on the sale or exchange of shares is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2010).

Backup withholding rules require the Fund, in certain circumstances, to withhold 28% (through 2010) of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable), or who are otherwise subject to backup withholding.

Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Under current law, the Fund may pay "interest-related dividends" and "short-term capital gain dividends" to its foreign shareholders without having to withhold on such dividends at the 30% rate. The amount of "interest-related dividends" that the Fund may pay each year is limited to the amount of qualified interest income received by the Fund during that year, less the amount of the Fund's expenses properly allocable to such interest income. The amount of "short-term capital gain dividends" that the Fund may pay each year generally is limited to the excess of the Fund's net short-term capital gains over its net long-term capital losses, without any reduction for the Fund's expenses allocable to such gains (with exceptions for certain gains). The exemption from 30% withholding tax for "short-term capital gain dividends" does not apply with respect to foreign shareholders that are present in the United States for more than 182 days during the taxable year. If the Fund's income for a taxable year includes "qualified interest income" or net short-term capital gains, the Fund may designate dividends as "interest-related dividends" or "short-term capital gain dividends" by written notice mailed to its foreign shareholders not later than 60 days after the close of the Fund's taxable year. These provisions apply to dividends paid by the Fund with respect to the Fund's taxable years beginning on or after January 1, 2005 and will cease to apply to dividends paid by the Fund with respect to the Fund's taxable years beginning after December 31, 2007.



The Fund may be required to withhold U.S. withholding tax at a rate of 35% from certain distributions to its foreign shareholders that are attributable to dispositions of United States real property interests. Specifically, if the Fund distributes amounts constituting capital gain attributable to the sale or disposition (either by the Fund or by a REIT in which the Fund invests) of a United States real property interest (for example, stock of a REIT or stock of a corporation that invests significantly in real property located in the United States), the Fund may be required to withhold 35% of such distributions. Foreign shareholders who receive such distributions may also be required to pay tax on such distributions at regular graduated rates applicable to United States persons and file a non-resident U.S. federal income tax return. See the Statement of Additional Information for a more detailed discussion.


Foreign shareholders must provide documentation to the Fund certifying their non-United States status. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares of the Fund.

The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, plus any amounts that were not distributed in previous taxable years, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.

The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

Disclosure of Portfolio Holdings

 -------------------------------------------------------------------------------

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.

Financial Highlights


 -------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including payment of the maximum sales charge or taxes on Fund distributions or redemptions). The information has been audited by Ernst & Young LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's most recent financial statements, may be obtained without charge from our web site at www.vankampen.com or by calling the telephone number on the back cover of this Prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Fund's Annual Report.



                                              CLASS A SHARES            CLASS B SHARES            CLASS C SHARES
                                             -----------------         -----------------         -----------------
                                              MARCH 30, 2007            MARCH 30, 2007            MARCH 30, 2007
                                               (COMMENCEMENT             (COMMENCEMENT             (COMMENCEMENT
                                             OF OPERATIONS) TO         OF OPERATIONS) TO         OF OPERATIONS) TO
                                              MARCH 31, 2007            MARCH 31, 2007            MARCH 31, 2007
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period............................             $  10.00                  $  10.00                  $  10.00
                                                 --------                  --------                  --------
  Net Investment Income(a)..........                  -0-(e)                    -0-(e)                    -0-(e)
  Net Realized and Unrealized
    Gain/Loss.......................                 (.04)                     (.04)                     (.04)
                                                 --------                  --------                  --------
Total from Investment Operations....                 (.04)                     (.04)                     (.04)
                                                 --------                  --------                  --------
Net Asset Value, End of the
  Period............................             $   9.96                  $   9.96                  $   9.96
                                                 ========                  ========                  ========
Total Return *......................               -0.40%**(b)               -0.40%**(c)               -0.40%**(d)
Net Assets at End of the Period (In
  thousands)........................             $1,245.1                  $1,245.1                  $1,245.1
Ratio of Expenses to Average Net
  Assets *..........................                1.16%                     1.16%                     1.16%
Ratio of Net Investment Income to
  Average Net Assets *..............                4.06%                     4.06%                     4.06%
Portfolio Turnover..................                   0%**                      0%**                      0%**
 *If certain expenses had not been
  voluntarily assumed by the
  Adviser, total return would have
  been lower and the ratios would
  have been as follows:
Ratio of Expenses to Average Net
  Assets............................               20.84%                    20.84%                    20.84%
Ratio of Net Investment Loss to
  Average Net Assets................              (15.62%)                  (15.62%)                  (15.62%)



** Non-Annualized



(a) Based on average shares outstanding.



(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total return would be lower. This return includes combined Rule 12b-1 fees and service fees of up to .25% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



(c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total return would be lower. This return includes combined Rule 12b-1 fees and service fees of up to 1% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



(d) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total return would be lower. This return includes combined Rule 12b-1 fees and service fees of up to 1% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



(e) Amount is less than $.01 per share.

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
   - Call your broker

   - WEB SITE
     www.vankampen.com

   - FUNDINFO(R)
     Automated Telephone System 800-847-2424

DEALERS

   - WEB SITE
     www.vankampen.com
   - FUNDINFO(R)
     Automated Telephone System 800-847-2424
   - VAN KAMPEN INVESTMENTS 800-421-5666


VAN KAMPEN DISCIPLINED SMALL CAP VALUE FUND


522 Fifth Avenue


New York, New York 10036


Investment Adviser
VAN KAMPEN ASSET MANAGEMENT

522 Fifth Avenue


New York, New York 10036


Distributor
VAN KAMPEN FUNDS INC.

522 Fifth Avenue


New York, New York 10036


Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 947
Jersey City, New Jersey 07303-0947
Attn: Van Kampen Disciplined Small Cap Value Fund

Custodian
STATE STREET BANK AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111
Attn: Van Kampen Disciplined Small Cap Value Fund

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

--------------------------------------------------------------------------------
  Van Kampen Disciplined Small Cap Value Fund



  A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

  You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.


  You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling 800.847.2424. Free copies of the Fund's reports and its Statement of Additional Information are available from our web site at www.vankampen.com.


  Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at
  202.551.8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

  This Prospectus is dated

  July 31, 2007


  CLASS A SHARES
  CLASS B SHARES
  CLASS C SHARES

  The Fund's Investment Company Act File No. is 811-04805.
--------------------------------------------------------------------------------

                                                         Van Kampen Funds Inc.

                                                  1 Parkview Plaza - Suite 100


                                                                 P.O. Box 5555


                                               Oakbrook Terrace, IL 60181-5555

                                                             www.vankampen.com

                                       Copyright (C)2007 Van Kampen Funds Inc.
                                         All rights reserved. Member NASD/SIPC


                                                                 DSCV PRO 7/07

     (VAN KAMPEN INVESTMENTS LOGO)

                                         MUTUAL FUNDS

                                         Van Kampen
                                         Disciplined
                                         Small Cap Value Fund
                                         ---------------------------------------
                                         This Prospectus is dated

                                         July 31, 2007


                                         CLASS I SHARES

                                        Van Kampen Disciplined Small Cap Value
                                        Fund's investment objective is to seek
                                        high total return. The Fund's
                                        investment adviser seeks to achieve
                                        the Fund's investment objective by
                                        investing primarily in a portfolio of
                                        equity securities of small
                                        capitalization companies that the
                                        Fund's investment adviser believes are
                                        undervalued, have attractive operating
                                        attributes and improving market price
                                        behavior.

                                        Shares of the Fund have not been
                                        approved or disapproved by the
                                        Securities and Exchange Commission
                                        (SEC) or any state regulator, and
                                        neither the SEC nor any state
                                        regulator has passed upon the accuracy
                                        or adequacy of this Prospectus. Any
                                        representation to the contrary is a
                                        criminal offense.
      (VAN KAMPEN INVESTMENTS LOGO)

Table of Contents


Risk/Return Summary.........................................   3
Fees and Expenses of the Fund...............................   5
Investment Objective, Principal Investment Strategies and
Risks.......................................................   5
Investment Advisory Services................................   9
Purchase of Shares..........................................  10
Redemption of Shares........................................  13
Distributions from the Fund.................................  14
Shareholder Services........................................  14
Frequent Purchases and Redemptions of Fund Shares...........  14
Federal Income Taxation.....................................  15
Disclosure of Portfolio Holdings............................  17
Financial Highlights........................................  18


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek high total return.

                        PRINCIPAL INVESTMENT STRATEGIES

The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of equity securities of small capitalization companies that the Fund's investment adviser believes are undervalued, have attractive operating attributes and improving market price behavior. The Fund's investments in equity securities include common and preferred stocks and securities convertible into common and preferred stocks. The Fund emphasizes a value style of investing seeking companies that the Fund's investment adviser believes are undervalued with characteristics for improved valuations relative to other companies. In selecting securities for investment, the Fund's investment adviser quantitatively evaluates a company relative to its universe using a family of multi-factor models. The Fund's investment adviser believes that a combination of factors exists that can be used to select relatively undervalued stocks that can potentially outperform their respective universe. Portfolio securities are typically sold when they become relatively overvalued, if better opportunities are identified, or if the Fund's investment adviser determines the initial investment expectations are not being met.


The Fund may invest up to 20% of its total assets in real estate investment trusts ("REITs"). The Fund may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts (collectively, also referred to in this Prospectus as Strategic Transactions), for various portfolio management purposes, including to facilitate portfolio management and to mitigate risks.


                           PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply.

The Fund emphasizes a value style of investing and focuses primarily on small capitalization companies. Value investing is subject to the risk that the valuations never improve, and the returns on value equity securities may or may not move in tandem with the returns on other styles of investing or the overall stock market. During an overall stock market decline, stock prices of smaller-sized companies often fluctuate more and may fall more than the stock prices of larger-sized companies. It is possible that the stocks of smaller-sized companies will be more volatile and underperform the overall stock market. Historically, smaller-sized company stocks have sometimes gone through extended periods when they did not perform as well as larger-sized company stocks. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund's investments will vary and at times may be lower or higher than that of other types of investments.

RISKS OF SMALL CAPITALIZATION COMPANIES. The Fund focuses its investments on small capitalization companies which often are newer, less established companies. Investing in small capitalization companies involves risks not ordinarily associated with investments in large capitalization companies. Small capitalization companies carry additional risks because their earnings generally tend to be less predictable, they often have limited product lines, markets, distribution channels or financial resources and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of small capitalization companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. In addition, equity securities of small capitalization companies generally are less liquid than those of larger capitalization companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

RISKS OF INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS"). Investing in REITs makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. In addition, REITs depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs must comply with certain requirements of the federal income tax law to maintain their federal income tax status. Investments in REITs may involve duplication of management fees and certain other expenses.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts and options on futures contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Fund's investment objective and principal investment strategies, the Fund may be appropriate for investors who:

- Seek total return

- Are willing to take on the increased risks of investing in smaller-sized, less established companies

- Can withstand volatility in the value of their shares of the Fund

- Wish to add to their investment portfolio a fund that emphasizes a value style of investing in equity securities of small capitalization companies.

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                            PERFORMANCE INFORMATION

As of the date of this Prospectus, the Fund has not yet completed a full calendar year of investment operations. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark index selected for the Fund. The information could serve as a basis for investors to evaluate the Fund's performance and risks by looking at how the Fund's performance varies from year to year and how the Fund's performance compares to a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. Past performance of the Fund is not indicative of its future performance.

Fees and Expenses
of the Fund
 -------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                               CLASS I
                                               SHARES
----------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
----------------------------------------------------------
Maximum sales charge (load) imposed on
purchases                                         None
...........................................................
Maximum deferred sales charge (load)              None
...........................................................
Maximum sales charge (load) imposed on
reinvested dividends                              None
...........................................................
Redemption fee(1)                                2.00%
...........................................................
Exchange fee(1)                                  2.00%
...........................................................

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
----------------------------------------------------------
Management fees(2)                               0.90%
...........................................................
Other expenses(2)(3)                             0.46%
...........................................................
Total annual fund operating expenses(2)          1.36%
...........................................................

(1) The redemption fee and the exchange fee apply to the proceeds of Fund shares that are redeemed or exchanged within 30 days of purchase. See "Redemption of Shares" for more information on when the fees apply.

(2) The Fund's investment adviser intends to voluntarily waive or reimburse all or a portion of the Fund's management fees or other expenses such that the annualized actual total fund operating expenses to be paid for the Fund's fiscal year ending March 31, 2008 do not exceed 1.16% for Class I Shares. After March 31, 2008, the fee waivers or expense reimbursements can be terminated at any time.


(3) "Other expenses" are estimated for the current fiscal year.


Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                         ONE       THREE
                                         YEAR      YEARS
------------------------------------------------------------
Class I Shares                           $138      $431
.............................................................

Investment Objective,
Principal Investment
Strategies and Risks

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE


The Fund's investment objective is to seek high total return. The Fund's investment objective may be changed by the Fund's Board of Trustees without shareholder approval, but no change is anticipated. If the Fund's investment objective changes, the Fund will notify shareholders and shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.


                              PRINCIPAL INVESTMENT
                              STRATEGIES AND RISKS

The Fund's investment adviser seeks to achieve the investment objective by investing primarily in a portfolio of equity securities of small capitalization companies that the Fund's investment adviser believes are undervalued, have attractive operating attributes and improving market price behavior. Because prices of common stocks and other equity securities fluctuate, the value of an investment in the Fund will vary based upon the Fund's investment performance.

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in small capitalization companies at the time of investment. The Fund's policy in the foregoing sentence may be changed by the Fund's Board of Trustees, but no change is anticipated; if the Fund's policy in the foregoing sentence changes, the Fund will notify shareholders in writing at least 60 days prior to implementation of the change and shareholders should consider whether the Fund remains an appropriate investment in light of the changes. Under current market conditions, the Fund's investment adviser generally defines small capitalization companies as companies having market capitalizations, at the time of investment, similar to the companies in the Russell 2000(R) Index. The market capitalization of companies in the Russell 2000(R) Index ranged between $6 million and $3.3 billion as of June 29, 2007. Investments in smaller-sized companies may offer greater opportunities for capital growth than larger-sized companies, but also may involve special risks. Small capitalization companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies and often have limited product lines, markets, distribution channels or financial resources, and they may be dependent upon one or a few key people for management. The securities of such companies may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general.


In selecting securities for investment, the Fund emphasizes a value style of investing focusing on companies which are undervalued, have attractive operating attributes and improving market price behavior. "Value" securities are securities that the Fund's investment adviser determines (1) have strong or improving fundamental characteristics (including margins, working capital, leverage, cash flow, returns on equity and assets) and (2) have been overlooked by the marketplace so that they are undervalued or "underpriced" relative to the rest of the Fund's small cap universe.

In selecting securities for investment, the Fund's investment adviser applies quantitative methods to analyze the relative quality and price of the securities. In selecting securities, the Fund's investment adviser analyzes data of over one thousand companies, searching for companies which are undervalued, have attractive operating attributes and improving market price behavior. The Fund's investment adviser evaluates company operations compared to other companies (both competitors and companies in other industries).

The Fund's investment adviser generally sells a security if it becomes relatively overvalued, if better opportunities are identified, or if it determines the initial investment expectations are not being met.

The Fund invests primarily in common stocks and also may invest in other equity securities including preferred stocks and securities convertible into common and preferred stocks.

COMMON STOCKS. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

PREFERRED STOCK. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.


REITS. The Fund may invest up to 20% of its total assets in REITs. REITs pool investors' funds for investment primarily in commercial real estate properties or real-estate related loans. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of the REIT's value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code. In addition, investments in REITs may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by REITs in which it invests.


                             RISKS OF INVESTING IN
                         SECURITIES OF FOREIGN ISSUERS

The Fund may invest in securities of foreign issuers listed or traded on a U.S. securities exchange. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), withholding taxes on income or capital transactions or other restrictions, and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries.

The Fund may invest in securities of foreign issuers determined by the investment adviser to be in developing or emerging market countries, if such securities are listed or traded on a U.S. securities exchange. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

The Fund may be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. To the extent the Fund invests in depositary receipts, changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the underlying securities denominated in that currency that are represented by the depositary receipt.

The Fund may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

                             STRATEGIC TRANSACTIONS

The Fund may, but is not required to, use various investment Strategic Transactions including options, futures contracts and options on futures contracts, in several different ways depending upon the status of the Fund's investments and the expectations of the Fund's investment adviser concerning the securities or currency markets. Although the Fund's investment adviser seeks to use these transactions to achieve the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.

In times of stable or rising securities prices, the Fund generally seeks to be fully invested. Even when the Fund is fully invested, however, prudent management requires that at least a small portion of assets be available as cash to honor redemption requests and for other short-term needs. The Fund may also have cash on hand that has not yet been invested. The portion of the Fund's assets that is invested in cash or cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the Fund may underperform the market in proportion to the amount of cash or cash equivalents in its portfolio. By purchasing index options or futures contracts, however, the Fund may compensate for the cash portion of its assets.

The Fund can engage in options transactions on securities, securities indices or on futures contracts to attempt to manage the Fund's risk in advancing or declining markets. For example, the value of a put option generally increases as the value of the underlying security declines. Value is protected against a market decline to the degree the performance of the put correlates with the performance of the Fund's investment portfolio. If the market remains stable or advances, the Fund is not obligated to exercise the put and its portfolio will participate in the advance, having incurred only the premium cost for the put.

The Fund may purchase and sell listed and over-the-counter options ("OTC Options"). OTC Options are subject to certain additional risks including default by the other party to the transaction and the liquidity of the transactions.

The Fund may use futures contracts in many ways. For example, if the Fund's investment adviser forecasts a market decline, the Fund may seek to reduce its exposure to the securities markets by increasing its cash position. By selling index futures contracts instead of portfolio securities, a similar result can be achieved to the extent that the performance of the futures contracts correlates to the performance of the Fund's portfolio securities. Sales of futures contracts frequently may be accomplished more rapidly and at less cost than the actual sale of securities. Once the desired hedged position has been effected, the Fund could then liquidate securities in a more deliberate manner.

In certain cases, the options and futures contracts markets provide investment or risk management opportunities that are not available from direct investments in underlying securities. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the options and futures markets rather than purchasing or selling portfolio securities. However, such transactions involve risks different from those involved with direct investments in underlying securities. For example, there may be imperfect correlation between the value of the instruments and the underlying assets. In addition, the use of these transactions includes the risks of default by the other party to certain transactions. The Fund may incur losses in using these transactions that partially or completely offset gains in portfolio positions. These transactions may not be liquid and involve manager risk. In addition, such transactions may involve commissions and other costs, which may increase the Fund's expenses and reduce its return.

The Fund complies with applicable regulatory requirements when implementing Strategic Transactions, including the segregation of cash and/or liquid securities on the books of the Fund's custodian, as mandated by SEC rules or SEC staff positions. A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.

                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.


The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the Fund's investment adviser believes the potential for total return has lessened, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions and dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate. The Fund's portfolio turnover rate is reported in the section entitled "Financial Highlights."


TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. Under normal market conditions, the potential for total return on these securities will tend to be lower than the potential for total return on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.

Investment
Advisory Services

 -------------------------------------------------------------------------------


THE ADVISER. Van Kampen Asset Management is the Fund's investment adviser (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that services more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $123 billion under management or supervision as of June 30, 2007. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor"), is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that provides a wide range of investment banking, securities, investment management and wealth management services. The Adviser's principal office is located at 522 Fifth Avenue, New York, New York 10036.


ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund of 0.90%.

The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.

The Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.


Both the 1940 Act and the terms of the Fund's Advisory Agreement require that any investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately. On December 13, 2006, the Board of Trustees, and the independent trustees voting separately, determined that the terms of the Advisory Agreement are fair and reasonable and approved the Advisory Agreement as being in the best interests of the Fund and its shareholders; and a discussion regarding the basis for the Board of Trustees' approval of such Advisory Agreement was included in the Fund's Annual Report to shareholders for the fiscal period ended March 31, 2007.



PORTFOLIO MANAGEMENT. The Fund is managed by members of the Adviser's Disciplined Equity team. The Disciplined Equity team consists of portfolio managers and a dedicated analyst. The portfolio managers conduct research and analysis, assisted by a dedicated analyst, as part of their quantitative investment process. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund's portfolio are Kathy O'Connor and Jeff Sanders, each a Managing Director of the Adviser.



Ms. O'Connor has been associated with the Adviser in an investment management capacity since August 2006 and has been managing the Fund since its inception in March 2007. Prior to August 2006, Ms. O'Connor was a Managing Director at New York Life Investment Management since December 2000.



Mr. Sanders has been associated with the Adviser in an investment management capacity since August 2006 and has been managing the Fund since its inception in March 2007. Prior to August 2006, Mr. Sanders was a Managing Director at New York Life Investment Management since December 2000.


Ms. O'Connor and Mr. Sanders are co-managers of the Fund. Members of the team collaborate on ideas to manage the Fund's portfolio.

The Fund's Statement of Additional Information provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

The composition of the team may change without notice from time to time.

Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL


This Prospectus offers Class I Shares of the Fund. Class I Shares are offered without any sales charges on purchases or sales and without any distribution (12b-1) fee and service fee. Class I Shares are available for purchase exclusively by (i) tax-exempt retirement plans with assets of at least one million dollars (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least one million dollars, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least one million dollars and (v) certain Van Kampen investment companies.


Participants in tax-exempt retirement plans must contact the plan's administrator to purchase shares. For plan administrator contact information, participants should contact their respective employer's human resources department. Participants in fee-based investment programs should contact the program's administrator or their financial adviser to purchase shares. Transactions generally are effected on behalf of a tax-exempt retirement plan participant by the administrator or a custodian, trustee or record keeper for the plan and on behalf of a fee-based investment program participant by their administrator or financial adviser. Institutional clients may purchase shares either directly or through an authorized dealer.

Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and generally has the same rights, except for the differing sales loads, distribution fees, service fees and any related expenses associated with each class of shares, the exclusive voting rights by each class with respect to any distribution plan or service plan for such class of shares, and some classes may have different conversion rights or shareholder servicing options.

                              PRICING FUND SHARES

The offering price of the Fund's shares is based upon the Fund's net asset value per share. The net asset value per share is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m., Eastern time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for Class I Shares is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to Class I Shares, less all liabilities (including accrued expenses) attributable to Class I Shares, by the total number of Class I Shares outstanding.


Such computation is made by using prices as of the close of trading on the Exchange and valuing portfolio securities (i) for which market quotations are readily available at such market quotations (for example, using the last reported sale price for securities listed on a securities exchange or using the mean between the last reported bid and asked prices on unlisted securities) and
(ii) for which market quotations are not readily available and any other assets at their fair value as determined in good faith in accordance with procedures established by the Fund's Board of Trustees. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Annual Report.


Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund's net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares. The Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading.

If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund's net asset value was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Fund's Board of Trustees, an effect of which may be to foreclose opportunities available to market timers or short-term traders. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean of the bid price and asked price of such currencies against the U.S. dollar as quoted by a major bank.

                               HOW TO BUY SHARES


The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 522 Fifth Avenue, New York, New York 10036. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). Dealers and brokers are sometimes referred to herein as authorized dealers.


Shares may be purchased on any business day through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser, who will submit orders to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments.


The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated authorized dealers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund's shares. For more information, please see the Fund's Statement of Additional Information and/or contact your authorized dealer.


The offering price for shares is based upon the next determined net asset value per share after an order is received timely by Investor Services, either directly or from authorized dealers, administrators, financial advisers, custodians, trustees or record keepers. Purchases completed through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser may involve additional fees charged by such person. Orders received by Investor Services prior to the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers prior to the close of the Exchange that are properly transmitted to Investor Services by the time designated by Investor Services, are priced based on the date of receipt. Orders received by Investor Services after the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers after the close of the Exchange or orders received by such persons that are not transmitted to Investor Services until after the time designated by Investor Services, are priced based on the date of the next determined net asset value per share provided they are received timely by Investor Services on such date. It is the responsibility of authorized dealers, administrators, custodians, trustees, record keepers or financial advisers to transmit orders received by them to Investor Services so they will be received in a timely manner.


The Fund and the Distributor reserve the right to reject or limit any order to purchase Fund shares through exchange or otherwise and to close any shareholder account. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds (as defined below) may result in the Fund rejecting or limiting, in the Fund's or the Distributor's discretion, additional purchases and/or exchanges or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. As used herein, "Participating Funds" refers to Van Kampen investment companies advised by the Adviser and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact their authorized dealer, administrator or financial adviser.

To help the government fight the funding of terrorism and money laundering activities, the Fund has implemented an anti-money laundering compliance program and has designated an anti-money laundering compliance officer. As part of the program, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. The Fund and the Distributor reserve the right to not open your account if this information is not provided. If the Fund or the Distributor is unable to verify your identity, the Fund and the Distributor reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after the account is closed (less any applicable redemption fee or exchange fee) or take any other action required by law.

Redemption of Shares

 -------------------------------------------------------------------------------

Generally, shareholders of Class I Shares of the Fund may redeem for cash some or all of their shares without charge by the Fund (other than any applicable redemption fee or exchange fee) at any time. Participants in tax-exempt retirement plans must contact the plan's administrator to redeem shares. For plan administrator contact information, participants should contact their respective employer's human resources department. Participants in fee-based investment programs must contact the program's administrator or their financial adviser to redeem shares. Institutional clients may redeem shares either directly or through an authorized dealer. Plan administrators, custodians, trustees, record keepers or financial advisers may place redemption requests directly with Investor Services or through an authorized dealer following procedures specified by such authorized dealer.

The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within 30 days of purchase. The redemption fee is paid directly to the Fund and is intended to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by such shareholders, thereby reducing the impact on longer-term shareholders of such costs. For purposes of determining whether the redemption fee applies, shares that were held the longest will be redeemed first. For Fund shares acquired by exchange, the holding period prior to the exchange is not considered in determining whether the redemption fee is applied. The redemption fee and exchange fee are not imposed on redemptions and/or exchanges made (i) through pre-approved asset allocation programs, (ii) on shares received by reinvesting income dividends or capital gain distributions and (iii) by other funds advised by the Adviser or its affiliates.

The redemption fee and exchange fee may not be imposed on transactions that occur through certain omnibus accounts at financial intermediaries. Certain financial intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from the Fund's redemption fee or may impose certain trading restrictions to deter market timing and frequent trading. If you invest in the Fund through a financial intermediary, please read that firm's materials carefully to learn about any other restrictions or fees that may apply.

The redemption price will be the net asset value per share (less any applicable redemption fee or exchange fee) next determined after the receipt by Investor Services of a request in proper form from an administrator, custodian, trustee, record keeper or financial adviser or by the Distributor from an authorized dealer, provided such order is transmitted to Investor Services or the Distributor by the time designated by Investor Services or the Distributor. It is the responsibility of administrators, financial advisers, custodians, trustees, record keepers and authorized dealers to transmit redemption requests received by them to Investor Services or the Distributor so they will be received prior to such time. Redemptions completed through an administrator, custodian, trustee, record keeper, financial adviser or authorized dealer may involve additional fees charged by such person.


Payment for shares redeemed generally will be mailed within seven days after receipt by Investor Services of the redemption request in proper form. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A taxable gain or loss may be recognized by a shareholder upon redemption of shares, including if the redemption proceeds are paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such in-kind securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase.

Upon learning that a shareholder of Class I Shares has ceased his or her participation in the plan or program, the Fund shall convert all Class I Shares held by the shareholder to Class A Shares of the Fund (which are described and offered in a separate prospectus). The failure of a shareholder of a fee-based investment program to satisfy any minimum investment requirement will not constitute a conversion event. Such conversion will be on the basis of the relative net asset values of the shares, without imposition of any sales load, fee or other charge.

Distributions from
the Fund

 -------------------------------------------------------------------------------

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

DIVIDENDS. Dividends from stocks and interest from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Trustees, is to distribute at least annually all, or substantially all, of its net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services

 -------------------------------------------------------------------------------

Participants in tax-exempt retirement plans and fee-based investment programs eligible to purchase the shares of the Fund must contact the administrator or their financial adviser to purchase, redeem or exchange shares. Certain shareholder services may only be available to tax-exempt retirement plan participants through a plan administrator. Participants should contact the appropriate tax-exempt retirement plan administrator for information regarding the administration of participants' investments in the shares.

Frequent Purchases and
Redemptions of
Fund Shares

 -------------------------------------------------------------------------------

Frequent purchases and redemptions of Fund shares by Fund shareholders ("market-timing" or "short-term trading") may present risks for long-term shareholders of the Fund, which may include, among other things, diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of the Fund's portfolio, increasing trading and administrative costs, incurring unwanted taxable gains, and forcing the Fund to hold excess levels of cash.

Certain types of mutual funds may be more susceptible to investors seeking to market time or short-term trade. Mutual funds that invest in securities that are, among other things, thinly traded, traded infrequently or less liquid are subject to the risk that market timers and/or short-term traders may seek to take advantage of situations where the current market price may not accurately reflect the current market value.

The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders, and the Fund's Board of Trustees has adopted policies and procedures to deter such frequent purchases and redemptions. The Fund's policies with respect to purchases, redemptions and exchanges of Fund shares are described in the "Fees and Expenses of the Fund," "Purchase of Shares,"

"Redemption of Shares" and "Shareholder Services" sections of this Prospectus. The Fund's policies with respect to valuing portfolio securities are described in the "Purchase of Shares" section of this Prospectus. Except as described in each of these sections and with respect to omnibus accounts, the Fund's policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment advisers, broker dealers, transfer agents, third party administrators and insurance companies, the Fund (i) has requested assurance that such intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market timing concerns and has instructed such intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Fund's policies with respect to frequent purchases, exchanges and redemptions of Fund shares. On omnibus accounts at intermediaries, the intermediary generally does not provide specific shareholder transaction information to the Fund on individual shareholder accounts on an ongoing basis. Therefore, to some extent, the Fund relies on the intermediaries to monitor frequent short-term trading by shareholders. As part of the Fund's or the Distributor's agreements with intermediaries, the intermediaries are required to provide certain shareholder identification and transaction information upon the Fund's request. The Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that the Fund will be able to identify or prevent all market-timing activity.


Federal Income Taxation

 -------------------------------------------------------------------------------

Distributions of the Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gain, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder (assuming such shares are held as a capital asset).

Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Current law provides for reduced U.S. federal income tax rates on (i) long-term capital gains received by individuals and (ii) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rates for capital gains generally apply to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and cease to apply for taxable years beginning after December 31, 2010. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2010. Fund shareholders, as well as the Fund itself, must also satisfy certain holding period and other requirements in order for the reduced rate for dividends to apply. Because the Fund intends to invest primarily in common stocks and other equity securities, a portion of the ordinary income dividends paid by the Fund should be eligible for the reduced rate applicable to "qualified dividend income." No assurance can be given as to what percentage of the ordinary income dividends paid by the Fund will consist of "qualified dividend income." To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains.

The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers on the sale or exchange of shares is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2010).

Backup withholding rules require the Fund, in certain circumstances, to withhold 28% (through 2010) of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable), or who are otherwise subject to backup withholding.


Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Under current law, the Fund may pay "interest-related dividends" and "short-term capital gain dividends" to its foreign shareholders without having to withhold on such dividends at the 30% rate. The amount of "interest-related dividends" that the Fund may pay each year is limited to the amount of qualified interest income received by the Fund during that year, less the amount of the Fund's expenses properly allocable to such interest income. The amount of "short-term capital gain dividends" that the Fund may pay each year generally is limited to the excess of the Fund's net short-term capital gains over its net long-term capital losses, without any reduction for the Fund's expenses allocable to such gains (with exceptions for certain gains). The exemption from 30% withholding tax for "short-term capital gain dividends" does not apply with respect to foreign shareholders that are present in the United States for more than 182 days during the taxable year. If the Fund's income for a taxable year includes "qualified interest income" or net short-term capital gains, the Fund may designate dividends as "interest-related dividends" or "short-term capital gain dividends" by written notice mailed to its foreign shareholders not later than 60 days after the close of the Fund's taxable year. These provisions apply to dividends paid by the Fund with respect to the Fund's taxable years beginning on or after January 1, 2005 and will cease to apply to dividends paid by the Fund with respect to the Fund's taxable years beginning after December 31, 2007.



The Fund may be required to withhold U.S. with-holding tax at a rate of 35% from certain distributions to its foreign shareholders that are attributable to dispositions of United States real property interests. Specifically, if the Fund distributes amounts constituting capital gain attributable to the sale or disposition (either by the Fund or by a REIT in which the Fund invests) of a United States real property interest (for example, stock of a REIT or stock of a corporation that invests significantly in real property located in the United States), the Fund may be required to withhold 35% of such distributions. Foreign shareholders who receive such distributions may also be required to pay tax on such distributions at regular graduated rates applicable to United States persons and file a non-resident U.S. federal income tax return. See the Statement of Additional Information for a more detailed discussion.


Foreign shareholders must provide documentation to the Fund certifying their non-United States status. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares of the Fund.

The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, plus any amounts that were not distributed in previous taxable years, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.

The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

Disclosure of
Portfolio Holdings

 -------------------------------------------------------------------------------

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.

Financial Highlights


 -------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the Fund's financial performance for the period indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including taxes on Fund distributions or redemptions). The information has been audited by Ernst & Young LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's most recent financial statements, may be obtained without charge from our web site at www.vankampen.com or by calling the telephone number on the back cover of this Prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Fund's Annual Report.



                                                                      MARCH 30, 2007
                                                                       (COMMENCEMENT
                                                                     OF OPERATIONS) TO
CLASS I SHARES                                                        MARCH 31, 2007
----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................             $  10.00
                                                                         --------
  Net Investment Income(a)..................................                  -0-(c)
  Net Realized and Unrealized Gain/Loss.....................                 (.04)
                                                                         --------
Total from Investment Operations............................                 (.04)
                                                                         --------
NET ASSET VALUE, END OF THE PERIOD..........................             $   9.96
                                                                         ========

Total Return()*(b)..........................................               -0.40%**
Net Assets at End of the Period (In thousands)..............             $1,245.1
Ratio of Expenses to Average Net Assets()*..................                1.16%
Ratio of Net Investment Income to Average Net Assets()*.....                4.06%
Portfolio Turnover..........................................                   0%**



* If certain expenses had not been voluntarily assumed by the Adviser, total return would have been lower and the ratios would have been as follows:



Ratio of Expenses to Average Net Assets.....................               20.84%
Ratio of Net Investment Loss to Average Net Assets..........              (15.62%)



** Non-Annualized



(a) Based on average shares outstanding.



(b) Assumes reinvestment of all distributions for the period. This return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



(c) Amount is less than $.01 per share.

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
   - Call your broker
   - WEB SITE
     www.vankampen.com

DEALERS
   - WEB SITE
     www.vankampen.com
   - VAN KAMPEN INVESTMENTS 800-421-5666


VAN KAMPEN DISCIPLINED SMALL CAP VALUE FUND


522 Fifth Avenue


New York, New York 10036


Investment Adviser
VAN KAMPEN ASSET MANAGEMENT

522 Fifth Avenue


New York, New York 10036


Distributor
VAN KAMPEN FUNDS INC.

522 Fifth Avenue


New York, New York 10036


Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 947
Jersey City, New Jersey 07303-0947
Attn: Van Kampen Disciplined Small Cap Value Fund

Custodian
STATE STREET BANK AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111
Attn: Van Kampen Disciplined Small Cap Value Fund

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

--------------------------------------------------------------------------------
  Van Kampen Disciplined Small Cap Value Fund
  A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

  You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.


  You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling 800.847.2424. Free copies of the Fund's reports and its Statement of Additional Information are available from our web site at www.vankampen.com.


  Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at
  202.551.8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

  This Prospectus is dated

  July 31, 2007


  CLASS I SHARES

  The Fund's Investment Company Act File No. is 811-04805.
--------------------------------------------------------------------------------

                                                         Van Kampen Funds Inc.

                                                  1 Parkview Plaza - Suite 100


                                                                 P.O. Box 5555


                                               Oakbrook Terrace, IL 60181-5555

                                                             www.vankampen.com

                                       Copyright (C)2007 Van Kampen Funds Inc.
                                         All rights reserved. Member NASD/SIPC


                                                               DSCV PRO I 7/07

     (VAN KAMPEN INVESTMENTS LOGO)

                                         MUTUAL FUNDS

                                         Van Kampen
                                         Leaders Fund
                                         ---------------------------------------
                                         This Prospectus is dated

                                         July 31, 2007


                                         CLASS A SHARES
                                         CLASS B SHARES
                                         CLASS C SHARES

                                        Van Kampen Leaders Fund's principal
                                        investment objective is capital
                                        appreciation. The Fund's secondary
                                        investment objective is income.

                                        Shares of the Fund have not been
                                        approved or disapproved by the
                                        Securities and Exchange Commission
                                        (SEC) or any state regulator, and
                                        neither the SEC nor any state
                                        regulator has passed upon the accuracy
                                        or adequacy of this Prospectus. Any
                                        representation to the contrary is a
                                        criminal offense.

     (VAN KAMPEN INVESTMENTS LOGO)

Table of Contents


Risk/Return Summary.........................................   3
Fees and Expenses of the Fund...............................   6
Investment Objectives, Principal Investment
Strategies and Risks........................................   8
Investment Advisory Services................................  13
Purchase of Shares..........................................  14
Redemption of Shares........................................  23
Distributions from the Fund.................................  25
Shareholder Services........................................  25
Frequent Purchases and Redemptions of Fund Shares...........  27
Federal Income Taxation.....................................  28
Disclosure of Portfolio Holdings............................  29
Financial Highlights........................................  30


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                             INVESTMENT OBJECTIVES

The Fund's principal investment objective is capital appreciation. The Fund's secondary investment objective is income.

                        PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing primarily in a combination of Van Kampen funds ("underlying funds") on a fixed percentage allocation basis. The underlying funds invest in U.S. and foreign equity securities and fixed income and money market securities. The investment policies of the underlying funds are described below. The Fund makes equal allocations of its assets to the following three underlying funds: Van Kampen Comstock Fund ("Comstock Fund"), Van Kampen Equity and Income Fund ("Equity and Income Fund") and Van Kampen International Growth Fund ("International Growth Fund"). The investment results of the underlying funds will vary. As a result, the percentage allocations to the underlying funds will be monitored daily by the Fund's investment adviser and the Fund's allocations to the underlying funds will be rebalanced whenever the actual allocations exceed plus or minus 5% of the pre-determined fixed percentage allocation basis.

                            VAN KAMPEN COMSTOCK FUND

INVESTMENT OBJECTIVE. The Comstock Fund's investment objective is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.


PRINCIPAL INVESTMENT STRATEGIES. Under normal market conditions, the Comstock Fund's investment adviser seeks to achieve the Comstock Fund's investment objective by investing in a portfolio of equity securities, consisting principally of common stocks. The Comstock Fund emphasizes a value style of investing seeking well-established, undervalued companies believed by the Comstock Fund's investment adviser to possess the potential for capital growth and income. Portfolio securities are typically sold when the assessments of the Comstock Fund's investment adviser of the capital growth and income potential of such securities materially change. The Comstock Fund may invest up to 25% of its total assets in securities of foreign issuers. The Comstock Fund may invest up to 10% of its total assets in real estate investment trusts ("REITs"). The Comstock Fund may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, to facilitate portfolio management and to mitigate risks.


                       VAN KAMPEN EQUITY AND INCOME FUND

INVESTMENT OBJECTIVES. The Equity and Income Fund's investment objective is to seek the highest possible income consistent with safety of principal. Long-term growth of capital is an important secondary investment objective.


PRINCIPAL INVESTMENT STRATEGIES. The Equity and Income Fund's investment adviser seeks to achieve the Equity and Income Fund's investment objectives by investing primarily in income-producing equity instruments (including common stocks, preferred stocks and convertible securities) and investment grade quality debt securities. Investment grade securities are securities rated BBB or higher by Standard & Poor's ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's") or unrated securities determined by the Equity and Income Fund's investment adviser to be of comparable quality. The composition of the Equity and Income Fund's portfolio will vary over time based upon evaluations of economic conditions by the Equity and Income Fund's investment adviser and its belief about which securities would best accomplish the Equity and Income Fund's investment objectives. The Equity and Income Fund emphasizes a value style of investing, seeking well-established, undervalued companies that the Equity and Income Fund's investment adviser believes offer the potential for income with safety of principal and long-term growth of capital. Portfolio securities are typically sold when the assessments of the Equity and Income Fund's investment adviser of the income or growth potential of such securities materially change. Under normal market conditions, the Equity and Income Fund invests at least 65% of its total assets in income-producing equity securities. The Equity and Income Fund may invest up to 25% of its total assets in securities of foreign issuers. The Equity and Income Fund may invest up to 15% of its total assets in REITs. The Equity and Income Fund may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts for various portfolio management purposes, including to earn income, to facilitate portfolio management and to mitigate risks.

                      VAN KAMPEN INTERNATIONAL GROWTH FUND

INVESTMENT OBJECTIVES. The International Growth Fund's investment objective is capital appreciation, with a secondary objective of income.

PRINCIPAL INVESTMENT STRATEGIES. Under normal market conditions, the International Growth Fund's investment adviser seeks to achieve the International Growth Fund's investment objectives by investing primarily in a diversified portfolio of equity securities of issuers located in countries other than the United States.

The International Growth Fund's investment adviser seeks to identify securities of issuers that it believes share the following characteristics: (1) industry leaders in their country, their region or the world, (2) strong balance sheets,
(3) market capitalization typically greater than $1 billion, (4) attractive price-to-earnings ratios compared with earnings growth potential (PEG ratio) and
(5) attractive earnings momentum as measured by earnings estimates revisions. Portfolio securities may be sold when, among other things, a security no longer fits the International Growth Fund's investment criteria or has had a substantial decline within the investment adviser's quantitative rankings, or a more attractive opportunity elsewhere in the market has been identified. While a substantial portion of the International Growth Fund's assets generally are invested in the developed countries of Europe and the Far East, the International Growth Fund may invest in securities of issuers determined by the International Growth Fund's investment adviser to be in developing or emerging market countries. The International Growth Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts and currency-related transactions involving options, futures contracts, forward contracts and swaps, for various portfolio management purposes, including to facilitate portfolio management and to mitigate risks.

                           PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objectives.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund or the underlying funds will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.

Investments in equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. During an overall stock market decline, stock prices of small- or medium-sized companies (in which the underlying funds may invest) often fluctuate more than stock prices of larger companies.

Investments in debt securities generally are affected by changes in interest rates and the creditworthiness of the issuer. The prices of such securities tend to fall as interest rates rise, and such declines tend to be greater among securities with longer maturities.

The International Growth Fund will, and each of the other underlying funds may, invest in foreign markets, which may include emerging markets. Investments in foreign markets may, but often do not, move in tandem with U.S. markets, and foreign markets, especially developing or emerging market countries, may be more volatile than U.S. markets.

Investments in convertible securities are affected by changes similar to those of debt and equity securities. The value of a convertible security tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity security.

A value style of investing (used by the Comstock Fund and the Equity and Income
Fund) emphasizes undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value securities are less than returns on other styles of investing or the overall market.

A growth style of investing (used by the International Growth Fund) emphasizes companies with growth characteristics. The market values of growth securities may be more volatile than those of other types of investments. The returns on growth securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets.

INCOME RISK. The ability of the underlying funds' equity securities to generate income generally depends on the earnings and the continuing declaration of dividends by the issuers of such securities. The interest income on the underlying funds' debt securities generally is affected by prevailing interest rates, which can vary widely over the short- and long-term. If dividends are reduced or discontinued or interest rates drop, distributions to shareholders from the Fund may drop as well.

CALL RISK. If interest rates fall, it is possible that issuers of callable securities held by the underlying funds will call or prepay their securities before their maturity dates. In this event, the proceeds from the called securities would most likely be reinvested by the underlying funds in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders and termination of any conversion option on convertible securities.

CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. Because an underlying fund generally invests only in investment grade-quality debt securities, it is subject to a lower level of credit risk than a fund investing in lower-quality securities. Securities rated BBB by S&P or Baa by Moody's are in the lowest of the four investment grades and are considered by the rating agencies to be medium-grade obligations, which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer to make principal and interest payments than in the case of higher-rated securities.


FOREIGN RISKS. Because the International Growth Fund will, and the other underlying funds may, own securities of foreign issuers, the Fund will be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues. The underlying funds may also invest in issuers in developing or emerging market countries. The risks of investing in developing or emerging market countries are greater than the risks generally associated with foreign investments, including investment and trading limitations, greater credit and liquidity concerns, greater political uncertainties, an economy's dependence on international trade or development assistance, greater foreign currency exchange risk and currency transfer restrictions, and greater delays and disruptions in settlement transactions.



RISKS OF INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS"). The underlying funds may invest in REITs. Investing in REITs makes the underlying funds more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. In addition, REITs depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs must comply with certain requirements of the federal income tax law to maintain their federal income tax status. Investments in REITs may involve duplication of management fees and certain other expenses.



DIVERSIFICATION STATUS AND ASSOCIATED RISKS. The Fund is a "non-diversified" fund as it invests primarily just in the underlying funds. Generally, a non-diversified fund invests a greater portion of its assets in a more limited number of issuers than a diversified fund; and, as a result, a non-diversified fund generally is subject to greater risk than a diversified fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of such non-diversified funds' shares. However, because the Fund implements its asset allocation strategy by investing in the underlying funds and because each of the underlying funds are diversified, it is expected that the Fund is subject to less non-diversification risk than other types of non-diversified funds not pursuing this kind of strategy.


RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and currency-related transactions involving options, futures contracts, forward contracts and swaps are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

MANAGER RISK. As with any managed fund, the underlying funds' investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Fund's investment objective and principal investment strategies, the Fund may be appropriate for investors who:

- Seek capital appreciation and secondarily, income over the long-term

- Seek to add to their investment portfolio a fund investing in other Van Kampen funds that invest primarily in domestic and foreign equity securities and to a more limited degree in debt securities

- Are willing to take on the increased risks associated with investing in foreign securities

- Can withstand volatility in the value of their shares of the Fund

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                            PERFORMANCE INFORMATION

As of the date of this Prospectus, the Fund has not yet completed a full calendar year of investment operations. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark index selected for the Fund. The information could serve as a basis for investors to evaluate the Fund's performance and risks by looking at how the Fund's performance varies from year to year and how the Fund's performance compares to a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. Past performance of the Fund is not indicative of its future performance.

Fees and Expenses
of the Fund

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                           CLASS A      CLASS B      CLASS C
                           SHARES       SHARES       SHARES
----------------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
----------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of offering
price)                       5.75%(1)      None         None
.................................................................
Maximum deferred sales
charge (load) (as a
percentage of the lesser
of original purchase
price or redemption
proceeds)                     None(2)     5.00%(3)     1.00%(4)
.................................................................
Maximum sales charge
(load) imposed on
reinvested dividends          None         None         None
.................................................................
Redemption fee(5)            2.00%        2.00%        2.00%
.................................................................
Exchange fee(5)              2.00%        2.00%        2.00%
.................................................................
Account Maintenance
(Low Balance) Fee
(for accounts under
$750)(6)                    $12/yr       $12/yr       $12/yr
.................................................................

                           CLASS A      CLASS B      CLASS C
                           SHARES       SHARES       SHARES
----------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets and are based on expenses incurred during the Fund's fiscal year ended March 31,
2007)
----------------------------------------------------------------
Management fees               None(7)      None(7)      None(7)
.................................................................
Distribution and/or
service (12b-1) fees(8)      0.25%        1.00%(9)     1.00%(9)
.................................................................
Other expenses(10)           0.64%        0.64%        0.64%
.................................................................
Total annual fund
operating expenses(10)       0.89%        1.64%        1.64%
.................................................................
Acquired Funds (i.e.
underlying funds) fees
and expenses(11)             0.84%        0.84%        0.84%
.................................................................
Total annual fund and
underlying funds
operating expenses           1.73%        2.48%        2.48%
.................................................................


(1) Reduced for purchases of $50,000 and over. See "Purchase of Shares -- Class A Shares."

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within eighteen months of purchase. See "Purchase of Shares -- Class A Shares."

(3) The maximum deferred sales charge is 5.00% in the first year after purchase and declines thereafter as follows:

                         Year 1-5.00%
                         Year 2-4.00%
                         Year 3-3.00%
                         Year 4-2.50%
                         Year 5-1.50%
                         After-None

    See "Purchase of Shares -- Class B Shares."

(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."

(5) The redemption fee and the exchange fee apply to the proceeds of Fund shares that are redeemed or exchanged within seven days of purchase. See "Redemption of Shares" for more information on when the fees apply.


(6) Commencing in November 2007; see "Purchase of Shares -- How to Buy Shares" for a description of the fee, including exceptions.



(7) The Fund does not directly bear an investment advisory fee but the Fund indirectly bears the investment advisory fee (and other expenses) of the underlying funds. See note (11) below.



(8) Class A Shares are subject to a combined annual distribution and service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares." The Fund will not pay any sales load or 12b-1 fee in connection with its investment in shares of the underlying funds.



(9) While Class B Shares and Class C Shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 and service fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A Shares.



(10) The Fund's investment adviser is currently waiving and/or reimbursing all or a portion of the Fund's other expenses such that actual total annual fund operating expenses (exclusive of any indirect expenses from the underlying funds) paid for the Fund's fiscal year ended March 31, 2007 were 0.50% for Class A Shares, 1.25% for Class B Shares and 1.25% for Class C Shares. The fee waivers and/or expense reimbursements can be terminated at any time.



(11)Shareholders in the Fund bear indirectly the Class I Share expenses of the underlying funds. Because the amount of the Fund's assets invested in each of the underlying funds changes daily, the amounts shown in the table are approximate amounts.


Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.


The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                         ONE       THREE        FIVE        TEN
                         YEAR      YEARS       YEARS       YEARS
---------------------------------------------------------------------
Class A Shares           $741      $1,088      $1,459      $2,498
......................................................................
Class B Shares           $751      $1,073      $1,471      $2,631
......................................................................
Class C Shares           $351      $  773      $1,321      $2,816
......................................................................


You would pay the following expenses if you did not redeem your shares:


                         ONE       THREE        FIVE        TEN
                         YEAR      YEARS       YEARS       YEARS
---------------------------------------------------------------------
Class A Shares           $741      $1,088      $1,459      $2,498
......................................................................
Class B Shares           $251      $  773      $1,321      $2,631
......................................................................
Class C Shares           $251      $  773      $1,321      $2,816
......................................................................

Investment Objectives,
Principal Investment Strategies and Risks

 -------------------------------------------------------------------------------

                             INVESTMENT OBJECTIVES

The Fund's principal investment objective is capital appreciation. The Fund's secondary investment objective is income. The Fund's investment objectives may be changed by the Fund's Board of Trustees without shareholder approval, but no change is anticipated. If the Fund's investment objectives change, the Fund will notify shareholders in writing and shareholders should consider whether the Fund remains an appropriate investment in light of the changes. There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objectives.

                              PRINCIPAL INVESTMENT
                              STRATEGIES AND RISKS

The Fund seeks to achieve its investment by investing primarily in the underlying funds on a fixed percentage allocation basis. The Fund's ability to achieve its investment objectives depends on the ability of the underlying funds to achieve their investment objectives. There can be no assurance that the underlying funds or the Fund will achieve their investment objectives.

The Fund makes equal allocations of its assets to Comstock Fund, Equity and Income Fund and International Growth Fund. You may invest in the underlying funds directly. By investing in the Fund, you will incur a proportionate share of the expenses of the underlying funds in addition to any expenses of the Fund.

The underlying funds invest primarily in common stocks and other equity securities, including preferred stocks and securities convertible into common and preferred stocks. The Equity and Income Fund also invests in investment grade quality debt securities.

COMMON STOCKS. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

PREFERRED STOCK. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

The underlying funds may purchase convertible securities rated below investment grade (i.e. Ba or lower by Moody's or BB or lower by S&P). Securities rated below investment grade are commonly known as junk bonds. Although the underlying funds select these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the underlying funds, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.

DEBT SECURITIES. The Equity and Income Fund also invests in debt securities of various maturities. The Equity and Income Fund invests only in debt securities that are investment grade at the time of investment, and a subsequent reduction in rating does not require the underlying fund to dispose of a security. Securities rated BBB by S&P or Baa by Moody's are in the lowest of the four investment grades and are considered by the rating agencies to be medium-grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher-rated securities. The market prices of debt securities generally fluctuate inversely with changes in interest rates so that the value of investments in such securities can be expected to decrease as interest rates rise and increase as interest rates fall and such changes may be greater among debt securities with longer maturities.

SMALL, MEDIUM AND LARGE-SIZED COMPANIES. The underlying funds may invest in companies of any size. The securities of smaller or medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger-sized companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent the underlying funds invests in smaller or medium-sized companies, the underlying funds may be subject to greater investment risk than that assumed through investment in the equity securities of larger-sized companies.


REITS. The underlying funds may invest in REITs. REITs pool investors' funds for investment primarily in commercial real estate properties or real-estate related loans. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of the REIT's value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code. In addition, investments in REITs may involve duplication of management fees and certain other expenses, as the underlying funds indirectly bear their proportionate share of any expenses paid by REITs in which they invest.


                             RISKS OF INVESTING IN
                         SECURITIES OF FOREIGN ISSUERS

The International Growth Fund will, and the other underlying funds may, invest in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the underlying funds' investment adviser's assessment of the relative yield, appreciation potential and the relationship of a country's currency to the U.S. dollar, which is based upon such factors as fundamental economic strength, credit quality and interest rate trends. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.


In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the underlying funds may experience settlement difficulties or delays not usually encountered in the United States.


Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the underlying funds are not fully invested or attractive investment opportunities are foregone.

The underlying funds may invest in securities of issuers determined by the underlying funds' investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

The underlying funds may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Since the underlying funds may invest in securities denominated or quoted in currencies other than the U.S. dollar, the underlying funds may be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the underlying funds and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the underlying funds' assets denominated in that currency and the underlying funds' return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the underlying funds will incur costs in connection with conversions between various currencies.

In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers, including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.

The underlying funds may purchase and sell foreign currency on a spot (i.e., cash) basis in connection with the settlement of transactions in securities traded in such foreign currency. The underlying funds also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.

The underlying funds may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the underlying funds purchase a foreign security traded in the currency which the underlying funds anticipate acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the underlying funds than if they had not entered into such contracts.

Investors should consider carefully the risks of foreign investments before investing in the Fund.

                             STRATEGIC TRANSACTIONS

The underlying funds may, but are not required to, use various investment Strategic Transactions described below to earn income, to facilitate portfolio management and to mitigate risks. Although the underlying funds' investment adviser seeks to use these transactions to achieve the underlying funds' investment objectives, no assurance can be given that the use of these transactions will achieve this result.


The underlying funds may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and other interest rate indices, and other financial instruments, futures contracts, and options on futures contracts (including but not limited to securities index futures contracts, foreign currency exchange futures contracts, interest rate futures contracts and other financial futures contracts), structured notes, swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures contracts. In addition, the underlying funds may invest in other derivative instruments that are developed over time if their use would be consistent with the objective of the underlying fund. Collectively, all of the above are referred to as "Strategic Transactions."


The underlying funds generally seek to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the underlying funds' portfolio, protect the underlying funds' unrealized gains, facilitate the sale of certain securities for investment purposes, protect against changes in currency exchange rates or adjust the exposure to a particular currency, manage the effective maturity of the underlying funds' portfolios, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The underlying funds may use Strategic Transactions when the underlying funds seek to adjust its exposure to a market in response to changes in investment strategy, when doing so provides more liquidity than the direct purchase of the securities underlying such derivatives, when the underlying funds are restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons, or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the derivatives and securities markets or because of lower transaction costs associated with the derivatives transaction.


Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instrument. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the underlying funds' investment adviser to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the underlying funds to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the underlying funds can otherwise realize on an investment, or may cause the underlying funds to hold a security that they might otherwise sell. The use of currency transactions can result in the underlying funds incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the underlying funds to deliver or receive a specified currency. In addition, amounts paid as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the underlying funds for investment purposes.

When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in each underlying fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lower trading volume and liquidity.


The underlying funds comply with applicable regulatory requirements when implementing Strategic Transactions, including the segregation of cash and/or liquid securities on the books of the underlying funds' custodian, as mandated by SEC rules or SEC staff positions. A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.


                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the underlying funds and the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The International Growth Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Each of the Equity and Income Fund and the Comstock Fund may invest up to 10% of its net assets on illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the underlying fund would like. Thus, the underlying funds may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the underlying funds is contained in the Fund's Statement of Additional Information.

The underlying funds may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the underlying funds' investment adviser believes the potential of the security has lessened, or for other reasons. The underlying funds' portfolio turnover rates may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions and dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the underlying funds' investment adviser considers portfolio changes appropriate. The Fund's portfolio turnover rate is reported in the section entitled "Financial Highlights". Each underlying fund's portfolio turnover rate is reported in the respective underlying fund's prospectus.

TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more defensive investment strategy, the Fund or an underlying fund may, on a temporary basis, hold cash or invest a portion or all of its assets in temporary investments. Under normal market conditions, the potential for capital appreciation and income on these securities will tend to be lower than the potential for capital appreciation and income on other securities that may be owned by the underlying funds. In taking such a defensive position, the Fund or an underlying fund would temporarily not be pursuing and may not achieve their investment objectives.

Investment Advisory Services
 -------------------------------------------------------------------------------


THE ADVISER. Van Kampen Asset Management is the Fund's investment adviser (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that services more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $123 billion under management or supervision as of June 30, 2007. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor"), is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that provides a wide range of investment banking, securities, investment management and wealth management services. The Adviser's principal office is located at 522 Fifth Avenue, New York, New York 10036.


ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. The Adviser and the Fund have entered into an investment advisory agreement (the "Advisory Agreement"). The Fund does not directly pay the Adviser a fee pursuant to such agreement, in recognition of the fact that under an investment advisory agreement between the Adviser and each of the underlying funds, each underlying fund pays the Adviser a fee based on the assets of such underlying fund. The Fund indirectly bears the investment advisory fee (and other expenses) of the underlying funds.

The underlying funds pay the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of such underlying fund as follows:

    AVERAGE DAILY NET ASSETS
    OF COMSTOCK FUND          % PER ANNUM
--------------------------------------------------
    First $1 billion             0.50%
...................................................
    Next $1 billion              0.45%
...................................................
    Next $1 billion              0.40%
...................................................
    Over $3 billion              0.35%
...................................................

    AVERAGE DAILY NET ASSETS
    OF EQUITY AND INCOME FUND  % PER ANNUM
---------------------------------------------------
    First $150 million            0.50%
....................................................
    Next $100 million             0.45%
....................................................
    Next $100 million             0.40%
....................................................
    Over $350 million             0.35%
....................................................

    AVERAGE DAILY NET ASSETS
    OF INTERNATIONAL
    GROWTH FUND               % PER ANNUM
--------------------------------------------------
    First $1 billion             0.75%
...................................................
    Over $1 billion              0.70%
...................................................


Each underlying fund's average daily net assets is determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.


The Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

Both the 1940 Act and the terms of the Fund's Advisory Agreement require that any investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately. On May 30, 2007, the Board of Trustees, and the independent trustees voting separately, last determined that the terms of the Advisory Agreement are fair and reasonable and approved the continuance of the Advisory Agreement as being in the best interests of the Fund and its shareholders; and a discussion regarding the basis for the Board of Trustees' approval of such Advisory Agreement will be included in the Fund's next semi-annual report issued (for the semi-annual period ended September 30, 2007), which should be available in November 2007.


PORTFOLIO MANAGEMENT. The Fund is managed by a member of the Adviser's Domestic Asset Allocation team. The Domestic Asset Allocation team consists of portfolio managers and analysts. The current member of the team primarily responsible for the day-to-day management of the Fund's portfolio is Mark Bavoso, a Managing Director of the Adviser.


Mr. Bavoso has been associated with the Adviser or affiliates of the Adviser in an investment management capacity since 1986 and has been managing the Fund since February 2006.



The Fund's Statement of Additional Information provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio manager and the portfolio managers' ownership of securities in the Fund.


The composition of the team may change without notice from time to time.

Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL

This Prospectus offers three classes of shares of the Fund, designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares. As described more fully below, each class of shares offers a distinct structure of sales charges, distribution and service fees and other features that are designed to address a variety of needs.

Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.

No offer is made in this Prospectus of shares of the Comstock Fund, the Equity and Income Fund or the International Growth Fund.

                              PRICING FUND SHARES

The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). Differences in net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be due to the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.

The assets of the Fund consist primarily of shares of the underlying funds, which are valued at their respective net asset values.

The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m., Eastern time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the underlying funds' portfolio securities such that the underlying funds' net asset value per share might be materially affected. The underlying funds' Boards of

Trustees reserve the right to calculate the net asset value per share of the underlying funds and adjust the offering price more frequently than once daily if deemed desirable. The Fund's Board of Trustees reserves the right to calculate the net asset value per share of the Fund and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding.

Such computation for the Fund and the underlying funds is made by using prices as of the close of trading on the Exchange and valuing portfolio securities (i) for which market quotations are readily available at such market quotations (for example, using the last reported sale price for securities listed on a securities exchange or using the mean between the last reported bid and asked prices on unlisted securities) and (ii) for which market quotations are not readily available and any other assets at their fair value as determined in good faith in accordance with procedures established by the Fund's Board of Trustees. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Annual Report.

Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the underlying funds' net asset value is not calculated and on which the underlying funds do not effect sales, redemptions and exchanges of its shares. The Fund and the underlying funds calculate net asset value per share, and therefore effects sales, redemptions and exchanges of their shares, as of the close of trading on the Exchange each day the Exchange is open for trading.

If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the underlying funds' net asset value was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the underlying funds' Board of Trustees, an effect of which may be to foreclose opportunities available to market timers or short-term traders. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean of the bid price and asked price of such currencies against the U.S. dollar as quoted by a major bank.

                       DISTRIBUTION PLAN AND SERVICE PLAN

The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.

The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the NASD. The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares.

To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.

                               HOW TO BUY SHARES


The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 522 Fifth Avenue, New York, New York 10036. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). Dealers and brokers are sometimes referred to herein as authorized dealers.


Shares may be purchased on any business day by completing the account application form and forwarding it, directly or through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.

The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated authorized dealers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund's shares. For more information, please see the Fund's Statement of Additional Information and/or contact your authorized dealer.


The offering price for shares is based upon the next determined net asset value per share (plus sales charges, where applicable) after an order is received timely by Investor Services, either directly or from authorized dealers, administrators, financial advisers, custodians, trustees or record keepers. Purchases completed through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser may involve additional fees charged by such person. Orders received by Investor Services prior to the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers prior to the close of the Exchange that are properly transmitted to Investor Services by the time designated by Investor Services, are priced based on the date of receipt. Orders received by Investor Services after the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers after the close of the Exchange or orders received by such persons that are not transmitted to Investor Services until after the time designated by Investor Services, are priced based on the date of the next determined net asset value per share provided they are received timely by Investor Services on such date. It is the responsibility of authorized dealers, administrators, custodians, trustees, record keepers or financial advisers to transmit orders received by them to Investor Services so they will be received in a timely manner.


The Fund and the Distributor reserve the right to reject or limit any order to purchase Fund shares through exchange or otherwise and to close any shareholder account. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds (as defined below) may result in the Fund rejecting or limiting, in the Fund's or the Distributor's discretion, additional purchases and/or exchanges or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. As used herein, "Participating Funds" refers to Van Kampen investment companies advised by the Adviser and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distribu-tions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by visiting our web site at www.vankampen.com, by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 947, Jersey City, New Jersey 07303-0947 or by telephone at (800) 847-2424.



Except as described below, the minimum initial investment amount when establishing a new account with the Fund is $1,000 for each class of shares for regular accounts; $500 for each class of shares for retirement accounts; and $50 for each class of shares for accounts participating in a systematic investment program. The minimum subsequent investment is $50 for each class of shares and all account types, except as described below. The Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has a balance of less than $500. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase (subject to any applicable sales charges) the number of additional shares needed to bring the account value to $500.



The minimum initial and subsequent investment requirements are not applicable to
(i) certain omnibus accounts at financial intermediaries, (ii) employer sponsored retirement plan accounts or pre-approved asset allocation plan accounts and (iii) qualified state tuition plan (529 plan) accounts. In addition, the minimum initial and subsequent investment requirements are not applicable to transactions conducted in any type of account resulting from (i) dividend reinvestment and dividend diversification, (ii) systematic exchange plans, (iii) unit investment trust dividend reinvestments, (iv) conversions of Class B Shares to Class A Shares, and (v) transfers between certain types of accounts, transfers from other custodians and/or transfers of ownership.



Effective November 2007, a low balance fee of $12 per year will be deducted in November of each year from all accounts with a value less than $750. The fee will be payable to the transfer agent and will be used by the transfer agent to offset amounts that would otherwise be payable by the Fund to the transfer agent under the transfer agency agreement. This low balance fee is not applicable to
(i) certain omnibus accounts at financial intermediaries, (ii) fund of funds accounts, (iii) qualified state tuition plan (529 plan) accounts, (iv) accounts participating in a systematic investment plan that have been in existence for less than 12 months, (v) accounts participating in a systematic exchange plan,
(vi) accounts participating in a unit investment trust dividend reinvestment plan that have been in existence for less than 12 months and (vii) certain accounts established through a broker for which the transfer agent does not have discretion to initiate transactions.



To help the government fight the funding of terrorism and money laundering activities, the Fund has implemented an anti-money laundering compliance program and has designated an anti-money laundering compliance officer. As part of the program, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. The Fund and the Distributor reserve the right to not open your account if this information is not provided. If the Fund or the Distributor is unable to verify your identity, the Fund and the Distributor reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after the account is closed (minus any applicable sales or other charges) or take any other action required by law.

                                 CLASS A SHARES

Class A Shares of the Fund are sold at the offering price, which is net asset value plus an initial maximum sales charge of up to 5.75% (or 6.10% of the net amount invested), reduced on investments of $50,000 or more as follows:

                                 CLASS A SHARES
                             SALES CHARGE SCHEDULE*

                                      AS % OF      AS % OF
    SIZE OF                           OFFERING   NET AMOUNT
    INVESTMENT                         PRICE      INVESTED
----------------------------------------------------------------
    Less than $50,000                 5.75%       6.10%
.................................................................
    $50,000 but less than $100,000    4.75%       4.99%
.................................................................
    $100,000 but less than $250,000   3.75%       3.90%
.................................................................
    $250,000 but less than $500,000   2.75%       2.83%
.................................................................
    $500,000 but less than
    $1,000,000                        2.00%       2.04%
.................................................................
    $1,000,000 or more                  **          **
.................................................................

 * The actual sales charge that may be paid by an investor may differ slightly from the sales charge shown above due to rounding that occurs in the calculation of the offering price and in the number of shares purchased.


** No sales charge is payable at the time of purchase on investments in Class A
   Shares of $1 million or more, although such Class A Shares purchased without a sales charge may be subject to a contingent deferred sales charge of 1.00% on certain redemptions made within eighteen months of purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate the historical cost of their shares, as the Fund and authorized dealers may not retain this information.


No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.

                       CLASS A SHARES QUANTITY DISCOUNTS


Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. A person eligible for a reduced sales charge includes an individual, his or her spouse or equivalent, and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.


Investors must notify the Fund or their authorized dealer at the time of the purchase order whenever a quantity discount is applicable to purchases and may be required to provide the Fund, or their authorized dealer, with certain information or records to verify eligibility for a quantity discount. Such information or records may include account statements or other records for shares of the Fund or other Participating Funds in all accounts (e.g., retirement accounts) of the investor and other eligible persons, as described above, which may include accounts held at the Fund or at other authorized dealers. Upon such notification, an investor will pay the lowest applicable sales charge. Shareholders should retain any records necessary to substantiate the purchase price of the shares, as the Fund and authorized dealers may not retain this information.

Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact the Fund, their authorized dealer or the Distributor.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.

LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the current offering price of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating
Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charge previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.

                                 CLASS A SHARES
                               PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of Van Kampen unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value without a sales charge. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor. The Fund reserves the right to modify or terminate this program at any time.

NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value without a sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

 (1) Current or retired trustees or directors of funds advised by Morgan Stanley and any of its subsidiaries and such persons' families and their beneficial accounts.

 (2) Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.


 (3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses or equivalent and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.


 (4) Banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) that have entered into an agreement with the Distributor or one of its affiliates, purchasing shares on behalf of clients participating in a fund supermarket, wrap program, asset allocation program, or other program in which the clients pay an asset-based fee (which may be subject to a minimum flat fee) for: advisory or financial planning services, executing transactions in Participating Fund shares, or for otherwise participating in the program.

 (5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

 (6) Retirement plans funded by the rollovers of assets of Participating Funds from an employer-sponsored retirement plan and established exclusively for the benefit of an individual (specifically including, but not limited to, a Traditional IRA, Roth IRA, SIMPLE IRA, Solo 401(k), Money Purchase or Profit Sharing plan) if:

      (i) the account being funded by such rollover is to be maintained by the same trustee, custodian or administrator that maintained the plan from which the rollover funding such rollover originated, or an affiliate thereof; and

     (ii) the dealer of record with respect to the account being funded by such rollover is the same as the dealer of record with respect to the plan from which the rollover funding such rollover originated, or an affiliate thereof.

 (7) Trusts created under pension, profit sharing or other employee benefit plans (including qualified and non-qualified deferred compensation plans), provided that (a) the total plan assets are at least $1 million or (b) the plan has more than 100 eligible employees. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million.

 (8) Clients of authorized dealers purchasing shares in fixed or flat fee (rather than transaction based fee) brokerage accounts.


 (9) Certain qualified state tuition plans qualifying pursuant to Section 529 of the Code that are approved by the Fund's Distributor.

(10) Unit investment trusts sponsored by the Distributor or its affiliates.


The term "families" includes a person's spouse or equivalent, children and grandchildren under 21 years of age, parents and the parents of the person's spouse or equivalent.


Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, financial planner, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

Eligible purchasers of Class A Shares may also be entitled to reduced or no initial sales charges through certain purchase programs offered by the Fund. For more information, see "Other Purchase Programs" herein.

                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the following table:

                                 CLASS B SHARES
                             SALES CHARGE SCHEDULE

                           CONTINGENT DEFERRED
                              SALES CHARGE
                           AS A PERCENTAGE OF
                              DOLLAR AMOUNT
    YEAR SINCE PURCHASE     SUBJECT TO CHARGE
--------------------------------------------------------
    First                         5.00%
.........................................................
    Second                        4.00%
.........................................................
    Third                         3.00%
.........................................................
    Fourth                        2.50%
.........................................................
    Fifth                         1.50%
.........................................................
    Sixth and After                None
.........................................................

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate the historical cost of their shares, as the Fund and authorized dealers may not retain this information. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund generally will not accept a purchase order for Class B Shares in the amount of $100,000 or more.

The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of each purchase of Class B Shares until the time of redemption of such shares.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.

Eligible purchasers of Class B Shares may also be entitled to reduced or no contingent deferred sales charges through certain purchase programs offered by the Fund. For more information, see "Other Purchase Programs" herein.


CONVERSION FEATURE. Class B Shares, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from a Participating Fund is determined by reference to the Participating Fund from which such share was originally purchased.



The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.


                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate the historical cost of their shares, as the Fund and authorized dealers may not retain this information. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. The aggregate distribution fees and service fees are currently 1.00% per year of the average daily net assets attributable to Class C Shares of the Fund.

Eligible purchasers of Class C Shares may also be entitled to reduced or no contingent deferred sales charges through certain purchase programs offered by the Fund. For more information, see "Other Purchase Programs" herein.


                   WAIVER OF CONTINGENT DEFERRED SALES CHARGE



The contingent deferred sales charge is waived on redemptions of Class A Shares, Class B Shares and Class C Shares purchased subject to a contingent deferred sales charge (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the amount of the shareholder's investment at the time the plan is established, (iv) if no commission or transaction fee is paid by the Distributor to authorized dealers at the time of purchase of such shares or (v) if made by the Fund's involuntary liquidation of a shareholder's account as described herein. With respect to Class B Shares and Class C Shares, waiver category (iv) above is only applicable with respect to shares sold through certain 401(k) plans. Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption, provided that shares of the Fund are available for sale at the time of reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the Statement of Additional Information or contact your authorized dealer.


                            OTHER PURCHASE PROGRAMS

EXCHANGE PRIVILEGE. Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. For more information regarding the exchange privilege, see the section of this Prospectus entitled "Shareholder Services -- Exchange privilege."


REINSTATEMENT PRIVILEGE. A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of any Participating Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of any Participating Fund with credit given for any contingent deferred sales charge paid on the amount of shares reinstated from such redemption, provided that such shareholder has not previously exercised this reinstatement privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the contingent deferred sales charge applicable to Class C Shares to subsequent redemptions. Reinstatements are made at the net asset value per share (without a sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Participating Fund into which shareholders desire to reinstate their net proceeds of a redemption of shares of the Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in eligible retirement plans for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Participating Fund are available for sale. Shareholders must notify the Distributor or their authorized dealer of their eligibility to participate in the reinstatement privilege and may be required to provide documentation to the Participating Fund.



DIVIDEND DIVERSIFICATION. A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 847-2424 to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any of the Participating Funds so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested. Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.

AVAILABILITY OF INFORMATION. Clear and prominent information regarding sales charges of the Fund and the applicability and availability of discounts from sales charges is available free of charge through our web site at www.vankampen.com, which provides links to the Prospectus and Statement of Additional Information containing the relevant information.

Redemption of Shares

 -------------------------------------------------------------------------------

Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than any applicable sales charge, redemption fee or exchange fee) at any time.

As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer, custodian, trustee or record keeper of a retirement plan account may involve additional fees charged by such person.

The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee is paid directly to the Fund and is intended to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by such shareholders, thereby reducing the impact on longer-term shareholders of such costs. For purposes of determining whether the redemption fee applies, shares that were held the longest will be redeemed first. For Fund shares acquired by exchange, the holding period prior to the exchange is not considered in determining whether the redemption fee is applied. The redemption fee and exchange fee are not imposed on redemptions and/or exchanges made (i) through systematic withdrawal or exchange plans, (ii) through pre-approved asset allocation programs, (iii) by other funds advised by the Adviser or its affiliates, (iv) on shares received by reinvesting income dividends or capital gain distributions and (v) through check writing (with respect to certain fixed-income funds).

The redemption fee and exchange fee may not be imposed on transactions that occur through certain omnibus accounts at financial intermediaries. Certain financial intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from the Fund's redemption fee or may impose certain trading restrictions to deter market timing and frequent trading. If you invest in the Fund through a financial intermediary, please read that firm's materials carefully to learn about any other restrictions or fees that may apply.


Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A taxable gain or loss may be recognized by a shareholder upon redemption of shares, including if the redemption proceeds are paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such in-kind securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase.



WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 947, Jersey City, New Jersey 07303-0947. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name, the class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, a registered securities association or a clearing agency; a savings and loan association; or a federal savings bank.


Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer and must accompany a written redemption request. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.

AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor by the time designated by the Distributor. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.

TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 847-2424 to establish the privilege, or may visit our web site at www.vankampen.com to download an Account Services form, which may be completed to establish the privilege. Shares may be redeemed by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor

Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures previously described. Requests received by Investor Services prior to the close of the Exchange, generally 4:00 p.m., Eastern time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check or by Automated Clearing House and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account for this account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.

Distributions from the Fund

 -------------------------------------------------------------------------------

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.


DIVIDENDS. Dividends from stocks and interest from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Trustees, is to distribute at least quarterly all, or substantially all, of its net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. In addition, a portion of the Fund's net capital gains may be attributable to capital gain dividends received from the underlying funds. The Fund intends to distribute any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services

 -------------------------------------------------------------------------------

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.

INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet (restrictions apply to certain account and transaction types). Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirma-tion of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without a sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by visiting our web site at www.vankampen.com, by writing to Investor Services or by telephone by calling (800) 847-2424. The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.


AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.

EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor or by visiting our web site at www.vankampen.com.

Shares of the Fund will be assessed an exchange fee of 2% on the proceeds of the exchanged shares held for less than seven days. See "Redemption of Shares" above for more information about when the exchange fee will apply.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.

A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by calling (800) 847-2424, our automated telephone system (which is generally accessible 24 hours a day, seven days a week), or by visiting our web site at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.

The Fund and the Distributor reserve the right to reject or limit any order to purchase Fund shares through exchange or otherwise and to close any shareholder account. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund rejecting or limiting, in the Fund's or the Distributor's discretion, additional purchases and/or exchanges or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment to this exchange privilege.

For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged shares and on any shares previously exchanged for such shares or for any of their predecessors shall be included. If the exchanged shares were acquired through reinvestment, those shares are deemed to have been sold with a sales charge rate equal to the rate previously paid on the shares on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's shares, the shares upon which the highest sales charge rate was previously paid are deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

Frequent Purchases and Redemptions of Fund Shares

 -------------------------------------------------------------------------------

Frequent purchases and redemptions of Fund shares by Fund shareholders ("market-timing" or "short-term trading") may present risks for long-term shareholders of the Fund, which may include, among other things, diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of the Fund's portfolio, increasing trading and administrative costs, incurring unwanted taxable gains, and forcing the Fund to hold excess levels of cash.


The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders, and the Fund's Board of Trustees has adopted policies and procedures to deter such frequent purchases and redemptions. The Fund's policies with respect to purchases, redemptions and exchanges of Fund shares are described in the "Fees and Expenses of the Fund," "Purchase of Shares," "Redemption of Shares" and "Shareholder Services -- Exchange privilege" sections of this Prospectus. The Fund's policies with respect to valuing portfolio securities are described in the "Purchase of Shares" section of this Prospectus. Except as described in each of these sections and with respect to omnibus accounts, the Fund's policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment advisers, broker dealers, transfer agents, third party administrators and insurance companies, the Fund (i) has requested assurance that such intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market timing concerns and has instructed such intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Fund's policies with respect to frequent purchases, exchanges and redemptions of Fund shares. On omnibus accounts at intermediaries, the intermediary generally does not provide specific shareholder transaction information to the Fund on individual shareholder accounts on an ongoing basis.

Therefore, to some extent, the Fund relies on the intermediaries to monitor frequent short-term trading by shareholders. As part of the Fund's or the Distributor's agreements with intermediaries, the intermediaries are required to provide certain shareholder identification and transaction information upon the Fund's request. The Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that the Fund will be able to identify or prevent all market-timing activity.


Federal Income Taxation

 -------------------------------------------------------------------------------


Distributions of the Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gain, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder (assuming such shares are held as a capital asset).


Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.


Current law provides for reduced U.S. federal income tax rates on (i) long-term capital gains received by individuals and (ii) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rates for capital gains generally apply to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and cease to apply for taxable years beginning after December 31, 2010. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2010. The underlying funds, the Fund and Fund shareholders must also satisfy certain holding period and other requirements in order for the reduced rate for dividends to apply. Because the underlying funds intend to invest a portion of their assets in common stocks, a portion of the ordinary income dividends paid by the Fund may be eligible for the reduced rate applicable to "qualified dividend income." No assurance can be given as to what percentage of the ordinary income dividends paid by the Fund will consist of "qualified dividend income." To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains.


The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers on the sale or exchange of shares is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2010).

Backup withholding rules require the Fund, in certain circumstances, to withhold 28% (through 2010) of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications

(including certifications as to foreign status, if applicable), or who are otherwise subject to backup withholding.



Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Under current law, the Fund may pay "interest-related dividends" and "short-term capital gain dividends" to its foreign shareholders without having to withhold on such dividends at the 30% rate. The amount of "interest-related dividends" that the Fund may pay each year is limited to the amount of qualified interest income received by the Fund during that year, less the amount of the Fund's expenses properly allocable to such interest income. The amount of "short-term capital gain dividends" that the Fund may pay each year generally is limited to the excess of the Fund's net short-term capital gains over its net long-term capital losses, without any reduction for the Fund's expenses allocable to such gains (with exceptions for certain gains). The exemption from 30% withholding tax for "short-term capital gain dividends" does not apply with respect to foreign shareholders that are present in the United States for more than 182 days during the taxable year. If the Fund's income for a taxable year includes "qualified interest income" or net short-term capital gains, the Fund may designate dividends as "interest-related dividends" or "short-term capital gain dividends" by written notice mailed to its foreign shareholders not later than 60 days after the close of the Fund's taxable year. These provisions apply to dividends paid by the Fund with respect to the Fund's taxable years beginning on or after January 1, 2005 and will cease to apply to dividends paid by the Fund with respect to the Fund's taxable years beginning after December 31, 2007.



The Fund may be required to withhold U.S. withholding tax at a rate of 35% from certain distributions to its foreign shareholders that are attributable to dispositions of United States real property interests. Specifically, if the Fund distributes amounts constituting capital gain attributable to the sale or disposition (either by an underlying fund or by a REIT in which an underlying fund invests) of a United States real property interest (for example, stock of a REIT or stock of a corporation that invests significantly in real property located in the United States), the Fund may be required to withhold 35% of such distributions. Foreign shareholders who receive such distributions may also be required to pay tax on such distributions at regular graduated rates applicable to United States persons and file a non-resident U.S. income tax return. See the Statement of Additional Information for a more detailed discussion.


Foreign shareholders must provide documentation to the Fund certifying their non-United States status. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares of the Fund.


The Fund and each underlying fund intend to qualify as a regulated investment company under federal income tax law. If the Fund and each underlying fund so qualify and distribute each year at least 90% of their investment company taxable income, they will not be required to pay federal income taxes on any income it distributes to their shareholders. If the Fund or any underlying fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, plus any amounts that were not distributed in previous taxable years, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.


The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

Disclosure of Portfolio Holdings

 -------------------------------------------------------------------------------

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.

    Financial Highlights

     ---------------------------------------------------------------------------

    The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including payment of the maximum sales charge or taxes on Fund distributions or redemptions). The information has been audited by Ernst & Young LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's most recent financial statements, may be obtained without charge from our web site at www.vankampen.com or by calling the telephone number on the back cover of this Prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Fund's Annual Report.

                                                           CLASS A SHARES                         CLASS B SHARES
                                                          FEBRUARY 27, 2006                      FEBRUARY 27, 2006
                                                            (COMMENCEMENT                          (COMMENCEMENT
                                          YEAR ENDED      OF OPERATIONS) TO      YEAR ENDED      OF OPERATIONS) TO
                                        MARCH 31, 2007     MARCH 31, 2006      MARCH 31, 2007     MARCH 31, 2006
      ------------------------------------------------------------------------------------------------------------

      Net Asset Value, Beginning of
       the Period...................       $  10.08            $ 10.00            $  10.08            $ 10.00
                                           --------            -------            --------            -------
       Net Investment Income(a).....           0.16               0.01                0.08               0.01
       Net Realized and Unrealized
         Gain.......................           1.18               0.07                1.18               0.07
                                           --------            -------            --------            -------
      Total from Investment
       Operations...................           1.34               0.08                1.26               0.08
                                           --------            -------            --------            -------
      Less:
       Distributions from Net
         Investment Income..........           0.16                -0-                0.09                -0-
       Distributions from Net
         Realized Gain..............           0.00(g)             -0-                0.00(g)             -0-
                                           --------            -------            --------            -------
      Total Distributions...........           0.16                -0-                0.09                -0-
                                           --------            -------            --------            -------
      Net Asset Value, End of the
       Period.......................       $  11.26            $ 10.08            $  11.25            $ 10.08
                                           ========            =======            ========            =======
      Total Return *................         13.47%(b)           0.80%**(b)         12.56%(c)           0.80%**(c)
      Net Assets at End of the
       Period (In millions).........       $  130.9            $   5.0            $   37.8            $   1.6
      Ratio of Expenses to Average
       Net Assets* (e)(f)...........          0.51%              0.50%               1.26%              1.25%
      Ratio of Net Investment Income
       to Average Net Assets*.......          1.51%              2.50%               0.74%              2.54%
      Portfolio Turnover............             0%                 0%**                0%                 0%**
       *If certain expenses had not
        been voluntarily assumed by
        the Adviser, total return
        would have been lower and
        the ratios would have been
        as follows:
      Ratio of Expenses to Average
       Net Assets (e)(f)............          0.89%             24.16%               1.64%             27.15%
      Ratio of Net Investment
       Income/Loss to Average Net
       Assets.......................          1.13%            (21.16%)              0.37%            (23.37%)

                                                         CLASS C SHARES
                                                        FEBRUARY 27, 2006
                                                          (COMMENCEMENT
                                        YEAR ENDED      OF OPERATIONS) TO
                                      MARCH 31, 2007     MARCH 31, 2006
      ------------------------------  -----------------------------------------------
      Net Asset Value, Beginning of
       the Period...................     $  10.08            $ 10.00
                                         --------            -------
       Net Investment Income(a).....         0.08               0.01
       Net Realized and Unrealized
         Gain.......................         1.18               0.07
                                         --------            -------
      Total from Investment
       Operations...................         1.26               0.08
                                         --------            -------
      Less:
       Distributions from Net
         Investment Income..........         0.09                -0-
       Distributions from Net
         Realized Gain..............         0.00(g)             -0-
                                         --------            -------
      Total Distributions...........         0.09                -0-
                                         --------            -------
      Net Asset Value, End of the
       Period.......................     $  11.25            $ 10.08
                                         ========            =======
      Total Return *................       12.56%(d)           0.80%**(d)
      Net Assets at End of the
       Period (In millions).........     $   31.3            $   1.3
      Ratio of Expenses to Average
       Net Assets* (e)(f)...........        1.26%              1.25%
      Ratio of Net Investment Income
       to Average Net Assets*.......        0.75%              2.27%
      Portfolio Turnover............           0%                 0%**
       *If certain expenses had not
        been voluntarily assumed by
        the Adviser, total return
        would have been lower and
        the ratios would have been
        as follows:
      Ratio of Expenses to Average
       Net Assets (e)(f)............        1.64%             27.74%
      Ratio of Net Investment
       Income/Loss to Average Net
       Assets.......................        0.38%            (24.22%)


    ** Non-Annualized

    (a) Based on average shares outstanding.


    (b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



    (c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



    (d) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and services fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



    (e) Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds were .84% and .54% at March 31, 2007 and 2006, respectively.



    (f) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% for the year ended March 31, 2007.



    (g) Amount is less than $0.01.

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
  - Call your broker
  - WEB SITE
    www.vankampen.com
  - FUNDINFO(R)
    Automated Telephone System 800-847-2424

DEALERS
  - WEB SITE
    www.vankampen.com
  - FUNDINFO(R)
    Automated Telephone System 800-847-2424
  - VAN KAMPEN INVESTMENTS 800-421-5666


VAN KAMPEN LEADERS FUND


522 Fifth Avenue


New York, New York 10036


Investment Adviser
VAN KAMPEN ASSET MANAGEMENT

522 Fifth Avenue


New York, New York 10036


Distributor
VAN KAMPEN FUNDS INC.

522 Fifth Avenue


New York, New York 10036


Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 947
Jersey City, New Jersey 07303-0947
Attn: Van Kampen Leaders Fund

Custodian
STATE STREET BANK AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111
Attn: Van Kampen Leaders Fund

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

--------------------------------------------------------------------------------
  Van Kampen Leaders Fund
  A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.


  You will find additional information about the Fund in its annual and semi annual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.



  You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling 800.847.2424. Free copies of the Fund's reports and its Statement of Additional Information are available from our web site at www.vankampen.com.


  Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at
  202.551.8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

  This Prospectus is dated

  July 31, 2007


  CLASS A SHARES
  CLASS B SHARES
  CLASS C SHARES

  The Fund's Investment Company Act File No. is 811-04805.
--------------------------------------------------------------------------------

                                                         Van Kampen Funds Inc.

                                                  1 Parkview Plaza - Suite 100

                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555

                                                             www.vankampen.com


                  Copyright (C)2007 Van Kampen Funds Inc. All rights reserved.

                                                              Member NASD/SIPC


                                                                   LF PRO 7/07

     (VAN KAMPEN INVESTMENTS LOGO)

                                         MUTUAL FUNDS

                                         Van Kampen
                                         Leaders Fund

                                         ---------------------------------------
                                         This Prospectus is dated

                                         July 31, 2007


                                         CLASS I SHARES

                                        Van Kampen Leaders Fund's principal
                                        investment objective is capital
                                        appreciation. The Fund's secondary
                                        investment objective is income.

                                        Shares of the Fund have not been
                                        approved or disapproved by the
                                        Securities and Exchange Commission
                                        (SEC) or any state regulator, and
                                        neither the SEC nor any state
                                        regulator has passed upon the accuracy
                                        or adequacy of this Prospectus. Any
                                        representation to the contrary is a
                                        criminal offense.
     (VAN KAMPEN INVESTMENTS LOGO)

Table of Contents


Risk/Return Summary.........................................   3
Fees and Expenses of the Fund...............................   6
Investment Objectives, Principal Investment
Strategies and Risks........................................   7
Investment Advisory Services................................  12
Purchase of Shares..........................................  13
Redemption of Shares........................................  16
Distributions from the Fund.................................  17
Shareholder Services........................................  17
Frequent Purchases and Redemptions of Fund Shares...........  17
Federal Income Taxation.....................................  18
Disclosure of Portfolio Holdings............................  20
Financial Highlights........................................  21


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                             INVESTMENT OBJECTIVES

The Fund's principal investment objective is capital appreciation. The Fund's secondary investment objective is income.

                        PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing primarily in a combination of Van Kampen funds ("underlying funds") on a fixed percentage allocation basis. The underlying funds invest in U.S. and foreign equity securities and fixed income and money market securities. The investment policies of the underlying funds are described below. The Fund makes equal allocations of its assets to the following three underlying funds: Van Kampen Comstock Fund ("Comstock Fund"), Van Kampen Equity and Income Fund ("Equity and Income Fund") and Van Kampen International Growth Fund ("International Growth Fund"). The investment results of the underlying funds will vary. As a result, the percentage allocations to the underlying funds will be monitored daily by the Fund's investment adviser and the Fund's allocations to the underlying funds will be rebalanced whenever the actual allocations exceed plus or minus 5% of the pre-determined fixed percentage allocation basis.

                            VAN KAMPEN COMSTOCK FUND

INVESTMENT OBJECTIVE. The Comstock Fund's investment objective is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.


PRINCIPAL INVESTMENT STRATEGIES. Under normal market conditions, the Comstock Fund's investment adviser seeks to achieve the Comstock Fund's investment objective by investing in a portfolio of equity securities, consisting principally of common stocks. The Comstock Fund emphasizes a value style of investing seeking well-established, undervalued companies believed by the Comstock Fund's investment adviser to possess the potential for capital growth and income. Portfolio securities are typically sold when the assessments of the Comstock Fund's investment adviser of the capital growth and income potential of such securities materially change. The Comstock Fund may invest up to 25% of its total assets in securities of foreign issuers. The Comstock Fund may invest up to 10% of its total assets in real estate investment trusts ("REITs"). The Comstock Fund may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, to facilitate portfolio management and to mitigate risks.


                       VAN KAMPEN EQUITY AND INCOME FUND

INVESTMENT OBJECTIVES. The Equity and Income Fund's investment objective is to seek the highest possible income consistent with safety of principal. Long-term growth of capital is an important secondary investment objective.


PRINCIPAL INVESTMENT STRATEGIES. The Equity and Income Fund's investment adviser seeks to achieve the Equity and Income Fund's investment objectives by investing primarily in income-producing equity instruments (including common stocks, preferred stocks and convertible securities) and investment grade quality debt securities. Investment grade securities are securities rated BBB or higher by Standard & Poor's ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's") or unrated securities determined by the Equity and Income Fund's investment adviser to be of comparable quality. The composition of the Equity and Income Fund's portfolio will vary over time based upon evaluations of economic conditions by the Equity and Income Fund's investment adviser and its belief about which securities would best accomplish the Equity and Income Fund's investment objectives. The Equity and Income Fund emphasizes a value style of investing, seeking well-established, undervalued companies that the Equity and Income Fund's investment adviser believes offer the potential for income with safety of principal and long-term growth of capital. Portfolio securities are typically sold when the assessments of the Equity and Income Fund's investment adviser of the income or growth potential of such securities materially change. Under normal market conditions, the Equity and Income Fund invests at least 65% of its total assets in income-producing equity securities. The Equity and Income Fund may invest up to 25% of its total assets in securities of foreign issuers. The Equity and Income Fund may invest up to 15% of its total assets in REITs. The Equity and Income Fund may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts for various portfolio management purposes, including to earn income, to facilitate portfolio management and to mitigate risks.


                      VAN KAMPEN INTERNATIONAL GROWTH FUND

INVESTMENT OBJECTIVES. The International Growth Fund's investment objective is capital appreciation, with a secondary objective of income.

PRINCIPAL INVESTMENT STRATEGIES. Under normal market conditions, the International Growth Fund's investment adviser seeks to achieve the International Growth Fund's investment objectives by investing primarily in a diversified portfolio of equity securities of issuers located in countries other than the United States.

The International Growth Fund's investment adviser seeks to identify securities of issuers that it believes share the following characteristics: (1) industry leaders in their country, their region or the world, (2) strong balance sheets,
(3) market capitalization typically greater than $1 billion, (4) attractive price-to-earnings ratios compared with earnings growth potential (PEG ratio) and
(5) attractive earnings momentum as measured by earnings estimates revisions. Portfolio securities may be sold when, among other things, a security no longer fits the International Growth Fund's investment criteria or has had a substantial decline within the investment adviser's quantitative rankings, or a more attractive opportunity elsewhere in the market has been identified. While a substantial portion of the International Growth Fund's assets generally are invested in the developed countries of Europe and the Far East, the International Growth Fund may invest in securities of issuers determined by the International Growth Fund's investment adviser to be in developing or emerging market countries. The International Growth Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts and currency-related transactions involving options, futures contracts, forward contracts and swaps, for various portfolio management purposes, including to facilitate portfolio management and to mitigate risks.

                           PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objectives.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund or the underlying funds will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.

Investments in equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. During an overall stock market decline, stock prices of small- or medium-sized companies (in which the underlying funds may invest) often fluctuate more than stock prices of larger companies.

Investments in debt securities generally are affected by changes in interest rates and the creditworthiness of the issuer. The prices of such securities tend to fall as interest rates rise, and such declines tend to be greater among securities with longer maturities.

The International Growth Fund will, and each of the other underlying funds may, invest in foreign markets, which may include emerging markets. Investments in foreign markets may, but often do not, move in tandem with U.S. markets, and foreign markets, especially developing or emerging market countries, may be more volatile than U.S. markets.

Investments in convertible securities are affected by changes similar to those of debt and equity securities. The value of a convertible security tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity security.

A value style of investing (used by the Comstock Fund and the Equity and Income
Fund) emphasizes undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value securities are less than returns on other styles of investing or the overall market.

A growth style of investing (used by the International Growth Fund) emphasizes companies with growth characteristics. The market values of growth securities may be more volatile than those of other types of investments. The returns on growth securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets.

INCOME RISK. The ability of the underlying funds' equity securities to generate income generally depends on the earnings and the continuing declaration of dividends by the issuers of such securities. The interest income on the underlying funds' debt securities generally is affected by prevailing interest rates, which can vary widely over the short- and long-term. If dividends are reduced or discontinued or interest rates drop, distributions to shareholders from the Fund may drop as well.

CALL RISK. If interest rates fall, it is possible that issuers of callable securities held by the underlying funds will call or prepay their securities before their maturity dates. In this event, the proceeds from the called securities would most likely be reinvested by the underlying funds in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders and termination of any conversion option on convertible securities.

CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. Because an underlying fund generally invests only in investment grade-quality debt securities, it is subject to a lower level of credit risk than a fund investing in lower-quality securities. Securities rated BBB by S&P or Baa by Moody's are in the lowest of the four investment grades and are considered by the rating agencies to be medium-grade obligations, which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer to make principal and interest payments than in the case of higher-rated securities.


FOREIGN RISKS. Because the International Growth Fund will, and the other underlying funds may, own securities of foreign issuers, the Fund will be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues. The underlying funds may also invest in issuers in developing or emerging market countries. The risks of investing in developing or emerging market countries are greater than the risks generally associated with foreign investments, including investment and trading limitations, greater credit and liquidity concerns, greater political uncertainties, an economy's dependence on international trade or development assistance, greater foreign currency exchange risk and currency transfer restrictions, and greater delays and disruptions in settlement transactions.


RISKS OF INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS"). The underlying funds may invest in REITs. Investing in REITs makes the underlying funds more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. In addition, REITs depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs must comply with certain requirements of the federal income tax law to maintain their federal income tax status. Investments in REITs may involve duplication of management fees and certain other expenses.


DIVERSIFICATION STATUS AND ASSOCIATED RISKS. The Fund is a "non-diversified" fund as it invests primarily just in the underlying funds. Generally, a non-diversified fund invests a greater portion of its assets in a more limited number of issuers than a diversified fund; and, as a result, a non-diversified fund generally is subject to greater risk than a diversified fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of such non-diversified funds' shares. However, because the Fund implements its asset allocation strategy by investing in the underlying funds and because each of the underlying funds are diversified, it is expected that the Fund is subject to less non-diversification risk than other types of non-diversified funds not pursuing this kind of strategy.


RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and currency-related transactions involving options, futures contracts, forward contracts and swaps are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

MANAGER RISK. As with any managed fund, the underlying funds' investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Fund's investment objective and principal investment strategies, the Fund may be appropriate for investors who:

- Seek capital appreciation and secondarily, income over the long-term

- Seek to add to their investment portfolio a fund investing in other Van Kampen funds that invest primarily in domestic and foreign equity securities and to a more limited degree in debt securities

- Are willing to take on the increased risks associated with investing in foreign securities

- Can withstand volatility in the value of their shares of the Fund

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                            PERFORMANCE INFORMATION

As of the date of this Prospectus, the Fund has not yet completed a full calendar year of investment operations. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark index selected for the Fund. The information could serve as a basis for investors to evaluate the Fund's performance and risks by looking at how the Fund's performance varies from year to year and how the Fund's performance compares to a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. Past performance of the Fund is not indicative of its future performance.

Fees and Expenses
of the Fund

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                                                 CLASS I
                                                 SHARES
------------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
------------------------------------------------------------
Maximum sales charge (load) imposed on
purchases                                           None
.............................................................
Maximum deferred sales charge (load)                None
.............................................................
Maximum sales charge (load) imposed on
reinvested dividends                                None
.............................................................
Redemption fee(1)                                  2.00%
.............................................................
Exchange fee(1)                                    2.00%
.............................................................

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets and are based
on expenses incurred during the Fund's fiscal year ended
March 31, 2007)
------------------------------------------------------------
Management fees                                     None(2)
.............................................................
Other expenses(3)                                  1.14%
.............................................................
Total annual fund operating expenses(3)            1.14%
.............................................................
Acquired Funds (i.e., underlying funds)
fees and expenses(4)                               0.84%
.............................................................
Total annual fund operating expenses               1.98%
.............................................................



(1) The redemption fee and the exchange fee apply to the proceeds of Fund shares that are redeemed or exchanged within seven days of purchase. See "Redemption of Shares" for more information on when the fees apply.


(2) The Fund does not directly bear an investment advisory fee but the Fund indirectly bears the investment advisory fee (and other expenses) of the underlying funds. See note (5) below.

(3) The Fund's investment adviser is currently waiving and/or reimbursing all or a portion of the Fund's other expenses such that annualized actual total fund operating expenses (exclusive of any indirect expenses from the underlying funds) for the Fund's fiscal year ended March 31, 2007 were 0.25% for Class I Shares. The fee waivers and/or expense reimbursements can be terminated at any time.


(4) Shareholders in the Fund bear indirectly the Class I share expenses of the underlying funds. Because the amount of the Fund's assets invested in each of the underlying funds changes daily, the amounts shown in the table are approximate amounts.


Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         ONE     THREE     FIVE      TEN
                         YEAR    YEARS    YEARS     YEARS
--------------------------------------------------------------
Class I Shares           $201    $621     $1,068    $2,306
...............................................................


Investment Objectives,
Principal Investment Strategies and Risks

 -------------------------------------------------------------------------------

                             INVESTMENT OBJECTIVES

The Fund's principal investment objective is capital appreciation. The Fund's secondary investment objective is income. The Fund's investment objectives may be changed by the Fund's Board of Trustees without shareholder approval, but no change is anticipated. If the Fund's investment objectives change, the Fund will notify shareholders in writing and shareholders should consider whether the Fund remains an appropriate investment in light of the changes. There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objectives.

                              PRINCIPAL INVESTMENT
                              STRATEGIES AND RISKS

The Fund seeks to achieve its investment by investing primarily in the underlying funds on a fixed percentage allocation basis. The Fund's ability to achieve its investment objectives depends on the ability of the underlying funds to achieve their investment objectives. There can be no assurance that the underlying funds or the Fund will achieve their investment objectives.

The Fund makes equal allocations of its assets to Comstock Fund, Equity and Income Fund and International Growth Fund. You may invest in the underlying funds directly. By investing in the Fund, you will incur a proportionate share of the expenses of the underlying funds in addition to any expenses of the Fund.

The underlying funds invest primarily in common stocks and other equity securities, including preferred stocks and securities convertible into common and preferred stocks. The Equity and Income Fund also invests in investment grade quality debt securities.

COMMON STOCKS. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

PREFERRED STOCK. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

The underlying funds may purchase convertible securities rated below investment grade (i.e. Ba or lower by Moody's or BB or lower by S&P). Securities rated below investment grade are commonly known as junk bonds. Although the underlying funds select these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the underlying funds, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.

DEBT SECURITIES. The Equity and Income Fund also invests in debt securities of various maturities. The Equity and Income Fund invests only in debt securities that are investment grade at the time of investment, and a subsequent reduction in rating does not require the underlying fund to dispose of a security. Securities rated BBB by S&P or Baa by Moody's are in the lowest of the four investment grades and are considered by the rating agencies to be medium-grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher-rated securities. The market prices of debt securities generally fluctuate inversely with changes in interest rates so that the value of investments in such securities can be expected to decrease as interest rates rise and increase as interest rates fall and such changes may be greater among debt securities with longer maturities.

SMALL, MEDIUM AND LARGE-SIZED COMPANIES. The underlying funds may invest in companies of any size. The securities of smaller or medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger-sized companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent the underlying funds invests in smaller or medium-sized companies, the underlying funds may be subject to greater investment risk than that assumed through investment in the equity securities of larger-sized companies.


REITS. The underlying funds may invest in REITs. REITs pool investors' funds for investment primarily in commercial real estate properties or real-estate related loans. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of the REIT's value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code. In addition, investments in REITs may involve duplication of management fees and certain other expenses, as the underlying funds indirectly bear their proportionate share of any expenses paid by REITs in which they invest.



                             RISKS OF INVESTING IN
                         SECURITIES OF FOREIGN ISSUERS


The International Growth Fund will, and the other underlying funds may, invest in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the underlying funds' investment adviser's assessment of the relative yield, appreciation potential and the relationship of a country's currency to the U.S. dollar, which is based upon such factors as fundamental economic strength, credit quality and interest rate trends. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the underlying funds may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the underlying funds are not fully invested or attractive investment opportunities are foregone.

The underlying funds may invest in securities of issuers determined by the underlying funds' investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

The underlying funds may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Since the underlying funds may invest in securities denominated or quoted in currencies other than the U.S. dollar, the underlying funds may be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the underlying funds and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the underlying funds' assets denominated in that currency and the underlying funds' return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the underlying funds will incur costs in connection with conversions between various currencies.

In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers, including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.

The underlying funds may purchase and sell foreign currency on a spot (i.e., cash) basis in connection with the settlement of transactions in securities traded in such foreign currency. The underlying funds also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.

The underlying funds may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the underlying funds purchase a foreign security traded in the currency which the underlying funds anticipate acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the underlying funds than if they had not entered into such contracts.

Investors should consider carefully the risks of foreign investments before investing in the Fund.

                             STRATEGIC TRANSACTIONS

The underlying funds may, but are not required to, use various investment Strategic Transactions described below to earn income, to facilitate portfolio management and to seek to mitigate risks. Although the underlying funds' investment adviser seeks to use these transactions to achieve the underlying funds' investment objectives, no assurance can be given that the use of these transactions will achieve this result.


The underlying funds may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and other interest rate indices, and other financial instruments, futures contracts and options on futures contracts (including but not limited to securities index futures contracts, foreign currency exchange futures contracts, interest rate futures contracts and other financial futures contracts), structured notes, swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures contracts. In addition, the underlying funds may invest in other derivative instruments that are developed over time if their use would be consistent with the objective of the underlying fund. Collectively, all of the above are referred to as "Strategic Transactions."


The underlying funds generally seek to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the underlying funds' portfolio, protect the underlying funds' unrealized gains, facilitate the sale of certain securities for investment purposes, protect against changes in currency exchange rates or adjust the exposure to a particular currency, manage the effective maturity of the underlying funds' portfolios, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The underlying funds may use Strategic Transactions when the underlying funds seek to adjust its exposure to a market in response to changes in investment strategy, when doing so provides more liquidity than the direct purchase of the securities underlying such derivatives, when the underlying funds are restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons, or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the derivatives and securities markets or because of lower transaction costs associated with the derivatives transaction.


Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instrument. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the underlying funds' investment adviser to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the underlying funds to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the underlying funds can otherwise realize on an investment, or may cause the underlying funds to hold a security that they might otherwise sell. The use of currency transactions can result in the underlying funds incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the underlying funds to deliver or receive a specified currency. In addition, amounts paid as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the underlying funds for investment purposes.


When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in each underlying fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lower trading volume and liquidity.


The underlying funds comply with applicable regulatory requirements when implementing Strategic Transactions, including the segregation of cash and/or liquid securities on the books of the underlying funds' custodian, as mandated by SEC rules or SEC staff positions. A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.


                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the underlying funds and the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The International Growth Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Each of the Equity and Income Fund and the Comstock Fund may invest up to 10% of its net assets on illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the underlying fund would like. Thus, the underlying funds may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the underlying funds is contained in the Fund's Statement of Additional Information.

The underlying funds may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the underlying funds' investment adviser believes the potential of the security has lessened, or for other reasons. The underlying funds' portfolio turnover rates may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions and dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the underlying funds' investment adviser considers portfolio changes appropriate. The Fund's portfolio turnover rate is reported in the section entitled "Financial Highlights". Each underlying fund's portfolio turnover rate is reported in the respective underlying fund's prospectus.

TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more defensive investment strategy, the Fund or an underlying fund may, on a temporary basis, hold cash or invest a portion or all of its assets in temporary investments. Under normal market conditions, the potential for capital appreciation and income on these securities will tend to be lower than the potential for capital appreciation and income on other securities that may be owned by the underlying funds. In taking such a defensive position, the Fund or an underlying fund would temporarily not be pursuing and may not achieve their investment objectives.

Investment Advisory Services

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THE ADVISER. Van Kampen Asset Management is the Fund's investment adviser (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that services more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $123 billion under management or supervision as of June 30, 2007. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor"), is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that provides a wide range of investment banking, securities, investment management and wealth management services. The Adviser's principal office is located at 522 Fifth Avenue, New York, New York 10036.


ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. The Adviser and the Fund have entered into an investment advisory agreement (the "Advisory Agreement"). The Fund does not directly pay the Adviser a fee pursuant to such agreement, in recognition of the fact that under an investment advisory agreement between the Adviser and each of the underlying funds, each underlying fund pays the Adviser a fee based on the assets of such underlying fund. The Fund indirectly bears the investment advisory fee (and other expenses) of the underlying funds.

The underlying funds pay the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of such underlying fund as follows:

    AVERAGE DAILY NET ASSETS
    OF COMSTOCK FUND          % PER ANNUM
--------------------------------------------------
    First $1 billion             0.50%
...................................................
    Next $1 billion              0.45%
...................................................
    Next $1 billion              0.40%
...................................................
    Over $3 billion              0.35%
...................................................

    AVERAGE DAILY NET ASSETS
    OF EQUITY AND INCOME FUND  % PER ANNUM
---------------------------------------------------
    First $150 million            0.50%
....................................................
    Next $100 million             0.45%
....................................................
    Next $100 million             0.40%
....................................................
    Over $350 million             0.35%
....................................................

    AVERAGE DAILY NET ASSETS
    OF INTERNATIONAL
    GROWTH FUND               % PER ANNUM
--------------------------------------------------
    First $1 billion             0.75%
...................................................
    Over $1 billion              0.70%
...................................................

Each underlying fund's average daily net assets is determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.


The Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.


Both the 1940 Act and the terms of the Fund's Advisory Agreement require that any investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately. On May 30, 2007, the Board of Trustees, and the independent trustees voting separately, last determined that the terms of the Advisory Agreement are fair and reasonable and approved the continuance of the Advisory Agreement as being in the best interests of the Fund and its shareholders; and a discussion regarding the basis for the Board of Trustees' approval of such Advisory Agreement will be included in the Fund's next Semi-Annual Report issued (for the semi-annual period ended September 30, 2007), which should be available in November 2007.


PORTFOLIO MANAGEMENT. The Fund is managed by a member of the Adviser's Domestic Asset Allocation team. The Domestic Asset Allocation team consists of portfolio managers and analysts. The current member of the team primarily responsible for the day-to-day management of the Fund's portfolio is Mark Bavoso, a Managing Director of the Adviser.


Mr. Bavoso has been associated with the Adviser or affiliates of the Adviser in an investment management capacity since 1986 and has been managing the Fund since February 2006.



The Fund's Statement of Additional Information provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio manager and the portfolio managers' ownership of securities in the Fund.


The composition of the team may change without notice from time to time.

Purchase of Shares

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                                    GENERAL


This Prospectus offers Class I Shares of the Fund. Class I Shares are offered without any sales charges on purchases or sales and without any distribution (12b-1) fee and service fee. Class I Shares are available for purchase exclusively by (i) tax-exempt retirement plans with assets of at least one million dollars (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least one million dollars, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least one million dollars and (v) certain Van Kampen investment companies.


Participants in tax-exempt retirement plans must contact the plan's administrator to purchase shares. For plan administrator contact information, participants should contact their respective employer's human resources department. Participants in fee-based investment programs should contact the program's administrator or their financial adviser to purchase shares. Transactions generally are effected on behalf of a tax-exempt retirement plan participant by the administrator or a custodian, trustee or record keeper for the plan and on behalf of a fee-based investment program participant by their administrator or financial adviser. Institutional clients may purchase shares either directly or through an authorized dealer.

Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. Each class of shares of the Fund represents an interest in the same portfolio of investments of the

Fund and generally has the same rights, except for the differing sales loads, distribution fees, service fees and any related expenses associated with each class of shares, the exclusive voting rights by each class with respect to any distribution plan or service plan for such class of shares, and some classes may have different conversion rights or shareholder servicing options.

No offer is made in this Prospectus of shares of the Comstock Fund, the Equity and Income Fund or the International Growth Fund.

                              PRICING FUND SHARES


The offering price of the Fund's shares is based upon the Fund's net asset value per share. The net asset value per share is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m., Eastern time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the underlying funds' portfolio securities such that the underlying funds' net asset value per share might be materially affected. The underlying funds' Boards of Trustees reserve the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. The Fund's Board of Trustees also reserves the right to calculate the net asset value per share of the Fund and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for Class I Shares is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to Class I Shares, less all liabilities (including accrued expenses) attributable to Class I Shares, by the total number of Class I Shares outstanding. The assets of the Fund consist primarily of shares of the underlying funds, which are valued at their respective net asset values.


Such computation for the Fund and the underlying funds is made by using prices as of the close of trading on the Exchange and valuing portfolio securities (i) for which market quotations are readily available at such market quotations (for example, using the last reported sale price for securities listed on a securities exchange or using the mean between the last reported bid and asked prices on unlisted securities) and (ii) for which market quotations are not readily available and any other assets at their fair value as determined in good faith in accordance with procedures established by the Fund's Board of Trustees. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Annual Report.

Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the underlying funds' net asset value is not calculated and on which the underlying funds do not effect sales, redemptions and exchanges of its shares. The Fund and the underlying funds calculate net asset value per share, and therefore effects sales, redemptions and exchanges of their shares, as of the close of trading on the Exchange each day the Exchange is open for trading.

If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the underlying funds' net asset value was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the underlying funds' Board of Trustees, an effect of which may be to foreclose opportunities available to market timers or short-term traders. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean of the bid price and asked price of such currencies against the U.S. dollar as quoted by a major bank.

                               HOW TO BUY SHARES


The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 522 Fifth Avenue, New York, New York 10036. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). Dealers and brokers are sometimes referred to herein as authorized dealers.


Shares may be purchased on any business day through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser, who will submit orders to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments.


The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated authorized dealers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund's shares. For more information, please see the Fund's Statement of Additional Information and/or contact your authorized dealer.


The offering price for shares is based upon the next determined net asset value per share after an order is received timely by Investor Services, either directly or from authorized dealers, administrators, financial advisers, custodians, trustees or record keepers. Purchases completed through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser may involve additional fees charged by such person. Orders received by Investor Services prior to the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers prior to the close of the Exchange that are properly transmitted to Investor Services by the time designated by Investor Services, are priced based on the date of receipt. Orders received by Investor Services after the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers after the close of the Exchange or orders received by such persons that are not transmitted to Investor Services until after the time designated by Investor Services, are priced based on the date of the next determined net asset value per share provided they are received timely by Investor Services on such date. It is the responsibility of authorized dealers, administrators, custodians, trustees, record keepers or financial advisers to transmit orders received by them to Investor Services so they will be received in a timely manner.


The Fund and the Distributor reserve the right to reject or limit any order to purchase Fund shares through exchange or otherwise and to close any shareholder account. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds (as defined below) may result in the Fund rejecting or limiting, in the Fund's or the Distributor's discretion, additional purchases and/or exchanges or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. As used herein, "Participating Funds" refers to Van Kampen investment companies advised by the Adviser and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact their authorized dealer, administrator or financial adviser.


To help the government fight the funding of terrorism and money laundering activities, the Fund has implemented an anti-money laundering compliance program and has designated an anti-money laundering compliance officer. As part of the program, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. The Fund and the Distributor reserve the right to not open your account if this information is not provided. If the Fund or the

Distributor is unable to verify your identity, the Fund and the Distributor reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after the account is closed (less any applicable redemption fee or exchange fee) or take any other action required by law.

Redemption of Shares

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Generally, shareholders of Class I Shares of the Fund may redeem for cash some or all of their shares without charge by the Fund (other than any applicable redemption fee or exchange fee) at any time. Participants in tax-exempt retirement plans must contact the plan's administrator to redeem shares. For plan administrator contact information, participants should contact their respective employer's human resources department. Participants in fee-based investment programs must contact the program's administrator or their financial adviser to redeem shares. Institutional clients may redeem shares either directly or through an authorized dealer. Plan administrators, custodians, trustees, record keepers or financial advisers may place redemption requests directly with Investor Services or through an authorized dealer following procedures specified by such authorized dealer.


The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee is paid directly to the Fund and is intended to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by such shareholders, thereby reducing the impact on longer-term shareholders of such costs. For purposes of determining whether the redemption fee applies, shares that were held the longest will be redeemed first. For Fund shares acquired by exchange, the holding period prior to the exchange is not considered in determining whether the redemption fee is applied. The redemption fee and exchange fee are not imposed on redemptions and/or exchanges made (i) through pre-approved asset allocation programs, (ii) on shares received by reinvesting income dividends or capital gain distributions and (iii) by other funds advised by the Adviser or its affiliates.


The redemption fee and exchange fee may not be imposed on transactions that occur through certain omnibus accounts at financial intermediaries. Certain financial intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from the Fund's redemption fee or may impose certain trading restrictions to deter market timing and frequent trading. If you invest in the Fund through a financial intermediary, please read that firm's materials carefully to learn about any other restrictions or fees that may apply.

The redemption price will be the net asset value per share (less any applicable redemption fee or exchange fee) next determined after the receipt by Investor Services of a request in proper form from an administrator, custodian, trustee, record keeper or financial adviser or by the Distributor from an authorized dealer, provided such order is transmitted to Investor Services or the Distributor by the time designated by Investor Services or the Distributor. It is the responsibility of administrators, financial advisers, custodians, trustees, record keepers and authorized dealers to transmit redemption requests received by them to Investor Services or the Distributor so they will be received prior to such time. Redemptions completed through an administrator, custodian, trustee, record keeper, financial adviser or authorized dealer may involve additional fees charged by such person.


Payment for shares redeemed generally will be mailed within seven days after receipt by Investor Services of the redemption request in proper form. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A taxable gain or loss may be recognized by a shareholder upon redemption of shares, including if the redemption proceeds are paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such in-kind securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase.


Upon learning that a shareholder of Class I Shares has ceased his or her participation in the plan or program, the Fund shall convert all Class I Shares held by the shareholder to Class A Shares of the Fund (which are described and offered in a separate prospectus). The failure of a shareholder of a fee-based investment program to satisfy any minimum investment requirement will not constitute a conversion event. Such conversion will be on the basis of the relative net asset values of the shares, without imposition of any sales load, fee or other charge.

Distributions from
the Fund

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In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

DIVIDENDS. Dividends from stocks and interest from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Trustees, is to distribute at least quarterly all, or substantially all, of its net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. In addition, a portion of the Fund's net capital gains may be attributable to capital gain dividends received from the underlying funds. The Fund intends to distribute any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services

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Participants in tax-exempt retirement plans and fee-based investment programs eligible to purchase the shares of the Fund must contact the administrator or their financial adviser to purchase, redeem or exchange shares. Certain shareholder services may only be available to tax-exempt retirement plan participants through a plan administrator. Participants should contact the appropriate tax-exempt retirement plan administrator for information regarding the administration of participants' investments in the shares.

Frequent Purchases
and Redemptions
of Fund Shares

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Frequent purchases and redemptions of Fund shares by Fund shareholders ("market-timing" or "short-term trading") may present risks for long-term shareholders of the Fund, which may include, among other things, diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of the Fund's portfolio, increasing trading and administrative costs, incurring unwanted taxable gains, and forcing the Fund to hold excess levels of cash.


The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders, and the Fund's Board of Trustees has adopted policies and procedures to deter such frequent purchases and redemptions. The Fund's policies with respect to purchases, redemptions and exchanges of Fund shares are described in the "Fees and Expenses of the Fund," "Purchase of Shares," "Redemption of Shares" and "Shareholder Services" sections of this Prospectus. The Fund's policies with respect to valuing portfolio securities are described in the "Purchase of Shares" section of this Prospectus.

Except as described in each of these sections and with respect to omnibus accounts, the Fund's policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment advisers, broker dealers, transfer agents, third party administrators and insurance companies, the Fund
(i) has requested assurance that such intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market timing concerns and has instructed such intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Fund's policies with respect to frequent purchases, exchanges and redemptions of Fund shares. On omnibus accounts at intermediaries, the intermediary generally does not provide specific shareholder transaction information to the Fund on individual shareholder accounts on an ongoing basis. Therefore, to some extent, the Fund relies on the intermediaries to monitor frequent short-term trading by shareholders. As part of the Fund's or the Distributor's agreements with intermediaries, the intermediaries are required to provide certain shareholder identification and transaction information upon the Fund's request. The Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that the Fund will be able to identify or prevent all market-timing activity.


Federal Income Taxation

 -------------------------------------------------------------------------------

Distributions of the Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gain, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder (assuming such shares are held as a capital asset).

Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.


Current law provides for reduced U.S. federal income tax rates on (i) long-term capital gains received by individuals and (ii) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rates for capital gains generally apply to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and cease to apply for taxable years beginning after December 31, 2010. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2010. The underlying funds, the Fund and Fund shareholders, must also satisfy certain holding period and other requirements in order for the reduced rate for dividends to apply. Because the underlying funds intend to invest a portion of their assets in common stocks, a portion of the ordinary income dividends paid by the Fund may be eligible for the reduced rate applicable to "qualified dividend income." No assurance can be given as to what percentage of the ordinary income dividends paid by the Fund will consist of "qualified dividend income." To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains.


The sale or exchange of shares may be a taxable transaction for federal income tax purposes.

Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers on the sale or exchange of shares is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or
(ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2010).

Backup withholding rules require the Fund, in certain circumstances, to withhold 28% (through 2010) of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable), or who are otherwise subject to backup withholding.


Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Under current law, the Fund may pay "interest-related dividends" and "short-term capital gain dividends" to its foreign shareholders without having to withhold on such dividends at the 30% rate. The amount of "interest-related dividends" that the Fund may pay each year is limited to the amount of qualified interest income received by the Fund during that year, less the amount of the Fund's expenses properly allocable to such interest income. The amount of "short-term capital gain dividends" that the Fund may pay each year generally is limited to the excess of the Fund's net short-term capital gains over its net long-term capital losses, without any reduction for the Fund's expenses allocable to such gains (with exceptions for certain gains). The exemption from 30% withholding tax for "short-term capital gain dividends" does not apply with respect to foreign shareholders that are present in the United States for more than 182 days during the taxable year. If the Fund's income for a taxable year includes "qualified interest income" or net short-term capital gains, the Fund may designate dividends as "interest-related dividends" or "short-term capital gain dividends" by written notice mailed to its foreign shareholders not later than 60 days after the close of the Fund's taxable year. These provisions apply to dividends paid by the Fund with respect to the Fund's taxable years beginning on or after January 1, 2005 and will cease to apply to dividends paid by the Fund with respect to the Fund's taxable years beginning after December 31, 2007.


The Fund may be required to withhold U.S. withholding tax at a rate of 35% from certain distributions to its foreign shareholders that are attributable to dispositions of United States real property interests. Specifically, if the Fund distributes amounts constituting capital gain attributable to the sale or disposition (either by an underlying fund or by a REIT in which an underlying fund invests) of a United States real property interest (for example, stock of a REIT or stock of a corporation that invests significantly in real property located in the United States), the Fund may be required to withhold 35% of such distributions. Foreign shareholders who receive such distributions may also be required to pay tax on such distributions at regular graduated rates applicable to United States persons and file a non-resident U.S. income tax return. See the Statement of Additional Information for a more detailed discussion.

Foreign shareholders must provide documentation to the Fund certifying their non-United States status. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares of the Fund.


The Fund and each underlying fund intend to qualify as a regulated investment company under federal income tax law. If the Fund and each underlying fund so qualify and distribute each year at least 90% of their investment company taxable income, they will not be required to pay federal income taxes on any income distributes to their shareholders. If the Fund or any underlying fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, plus any amounts that were not distributed in previous taxable years, then it will be subject to a nondeductible 4% excise tax on the undistributed amounts.

The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

Disclosure of
Portfolio Holdings

 -------------------------------------------------------------------------------

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.

Financial Highlights

 -------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including taxes on Fund distributions or redemptions). The information has been audited by Ernst & Young LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's most recent financial statements, may be obtained without charge from our web site at www.vankampen.com or by calling the telephone number on the back cover of this Prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Fund's Annual Report.



                                                                                           FEBRUARY 27, 2006
                                                                                           (COMMENCEMENT OF
                                                                      YEAR ENDED            OPERATIONS) TO
CLASS I SHARES                                                      MARCH 31, 2007          MARCH 31, 2006
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period...................            $ 10.09                  $ 10.00
                                                                       -------                  -------
  Net Investment Income (a)................................               0.17                     0.02
  Net Realized and Unrealized Gain.........................               1.20                     0.07
                                                                       -------                  -------
Total from Investment Operations...........................               1.37                     0.09
                                                                       -------                  -------
Less:
  Distributions from Net Investment Income.................               0.19                      -0-
  Distributions from Net Realized Gain.....................               0.00(e)                   -0-
                                                                       -------                  -------
Total Distributions........................................               0.19                      -0-
                                                                       -------                  -------
Net Asset Value, End of the Period.........................            $ 11.27                  $ 10.09
                                                                       =======                  =======

Total Return * (b).........................................             13.73%                    0.90%**
Net Assets at End of the Period (In millions)..............            $   0.3                  $   0.2
Ratio of Expenses to Average Net Assets * (c)(d)...........              0.26%                    0.25%
Ratio of Net Investment Income to Average Net Assets *.....              1.57%                    2.43%
Portfolio Turnover.........................................                 0%                       0%**
 *If certain expenses had not been voluntarily assumed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c)(d).............              1.14%                   39.58%
Ratio of Net Investment Income/Loss to Average Net
  Assets...................................................              0.69%                  (36.91%)


** Non-Annualized

(a) Based on average shares outstanding.


(b) Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



(c) Does not include expenses of the underlying funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the underlying funds were .84% and .54% at March 31, 2007 and 2006, respectively.



(d) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% for the year ended March 31, 2007.



(e) Amount is less than $0.01.

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
- Call your broker
- WEB SITE
  www.vankampen.com

DEALERS
- WEB SITE
  www.vankampen.com
- Van Kampen Investments 800-421-5666


VAN KAMPEN LEADERS FUND


522 Fifth Avenue


New York, New York 10036


Investment Adviser
VAN KAMPEN ASSET MANAGEMENT

522 Fifth Avenue


New York, New York 10036


Distributor
VAN KAMPEN FUNDS INC.

522 Fifth Avenue


New York, New York 10036


Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 947
Jersey City, New Jersey 07303-0947
Attn: Van Kampen Leaders Fund

Custodian
STATE STREET BANK AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111
Attn: Van Kampen Leaders Fund

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

--------------------------------------------------------------------------------
  Van Kampen Leaders Fund
  A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.


  You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.



  You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling 800.847.2424. Free copies of the Fund's reports and its Statement of Additional Information are available from our web site at www.vankampen.com.



  Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at
  202.551.8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.


  This Prospectus is dated

  July 31, 2007


  CLASS I SHARES

  The Fund's Investment Company Act File No. is 811-04805.
--------------------------------------------------------------------------------

                                                         Van Kampen Funds Inc.

                                                  1 Parkview Plaza - Suite 100

                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555

                                                             www.vankampen.com


                  Copyright (C)2007 Van Kampen Funds Inc. All rights reserved.

                                                              Member NASD/SIPC


                                                                 LF PRO I 7/07

     (VAN KAMPEN INVESTMENTS LOGO)

                                         MUTUAL FUNDS

                                         Van Kampen
                                         Mid Cap Growth Fund

                                         ---------------------------------------
                                         This Prospectus is dated

                                         July 31, 2007


                                         CLASS A SHARES
                                         CLASS B SHARES
                                         CLASS C SHARES

                                        Van Kampen Mid Cap Growth Fund's
                                        investment objective is to seek
                                        capital growth. The Fund's investment
                                        adviser seeks to achieve the Fund's
                                        investment objective by investing
                                        primarily in common stocks and other
                                        equity securities of medium-sized
                                        growth companies.

                                        Shares of the Fund have not been
                                        approved or disapproved by the
                                        Securities and Exchange Commission
                                        (SEC) or any state regulator, and
                                        neither the SEC nor any state
                                        regulator has passed upon the accuracy
                                        or adequacy of this Prospectus. Any
                                        representation to the contrary is a
                                        criminal offense.
     (VAN KAMPEN INVESTMENTS LOGO)

Table of Contents


Risk/Return Summary.........................................   3
Fees and Expenses of the Fund...............................   6
Investment Objective, Principal Investment Strategies and
Risks.......................................................   7
Investment Advisory Services................................  11
Purchase of Shares..........................................  12
Redemption of Shares........................................  21
Distributions from the Fund.................................  23
Shareholder Services........................................  23
Frequent Purchases and Redemptions of Fund Shares...........  25
Federal Income Taxation.....................................  26
Disclosure of Portfolio Holdings............................  27
Financial Highlights........................................  28


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek capital growth.

                        PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in common stocks and other equity securities of medium-sized growth companies. Other equity securities include preferred stocks, convertible securities and rights and warrants to purchase common stock. The investment adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The investment adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The investment adviser generally considers selling an investment when it determines that the holding no longer satisfies its investment criteria. The Fund may invest up to 25% of its total assets in securities of foreign issuers. The Fund may invest up to 10% of its total assets in real estate investment trusts ("REITs"). The Fund may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts (collectively, also referred to in this Prospectus as Strategic Transactions), for various portfolio management purposes, including to facilitate portfolio management and to mitigate risks.


                           PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. The Fund emphasizes a growth style of investing. The market values of growth securities may be more volatile than other types of investments. The returns on growth securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund's investments will vary and at times may be lower or higher than that of other types of investments.

RISKS OF MEDIUM-SIZED COMPANIES. The Fund invests primarily in medium-sized companies which often are newer or less established companies than larger-sized companies. Investments in medium-sized companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or few key people. The market movements of equity securities of medium-sized companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, medium-sized companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of medium-sized companies generally are less liquid than larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.


FOREIGN RISKS. Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues. The Fund may also invest in issuers in developing or emerging market countries, which are subject to greater risks than investments in securities of issuers in developed countries.



RISKS OF INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS"). Investing in REITs makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. In addition, REITs depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs must comply with certain requirements of the federal income tax law to maintain their federal income tax status. Investments in REITs may involve duplication of management fees and certain other expenses.


RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts and options on futures contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Fund's investment objective and principal investment strategies, the Fund may be appropriate for investors who:

- Seek capital growth over the long-term

- Do not seek current income from their investment

- Can withstand substantial volatility in the value of their shares of the Fund

- Wish to add to their investment portfolio a fund that emphasizes a growth style of investing in common stocks and other equity securities of medium-sized companies

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the ten calendar years prior to the date of this Prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that past performance of the Fund is not indicative of its future performance.

[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
1997                                                                             27.01
1998                                                                             23.30
1999                                                                             59.07
2000                                                                             -2.77
2001                                                                            -19.64
2002                                                                            -25.09
2003                                                                             27.52
2004                                                                             21.03
2005                                                                             17.61
2006                                                                              9.00


The Fund's return for the six-month period ended June 30, 2007 for Class A Shares was 9.03%. As a result of market activity, current performance may vary from the figures shown.


The annual returns of the Fund's Class B Shares and Class C Shares would have similar variability from year to year as shown in the preceding chart for Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.

During the ten-year period shown in the bar chart, the highest quarterly return for Class A Shares was 46.43% (for the quarter ended December 31, 1999) and the lowest quarterly return for Class A Shares was -24.24% (for the quarter ended December 31, 2000).
                            COMPARATIVE PERFORMANCE

As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Russell Midcap(R) Growth Index*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures include the maximum sales charges paid by investors. The index's performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index.

In addition to before tax returns for each class of shares, the table shows after tax returns for the Fund's Class A Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. The after tax returns for the Fund's Class B Shares and Class C Shares will vary from the Class A Shares' returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after tax return may be higher than the before tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.


Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2006 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance (before and after taxes) of the Fund is not indicative of its future performance.



    AVERAGE ANNUAL
    TOTAL RETURNS
    FOR THE
    PERIODS ENDED              PAST     PAST       PAST
    DECEMBER 31, 2006         1 YEAR   5 YEARS   10 YEARS
-------------------------------------------------------------
    Van Kampen Mid Cap
    Growth Fund -- Class A
    Shares
      Return Before Taxes      2.74%    6.91%     10.52%
      Return After Taxes on
      Distributions            1.97%    6.66%      8.84%
      Return After Taxes on
      Distributions and Sale
      of Fund Shares           2.82%    5.98%      8.41%
    Russell Midcap(R) Growth
    Index*                    10.66%    8.22%      8.62%
..............................................................
    Van Kampen Mid Cap
    Growth Fund -- Class B
    Shares
      Return Before Taxes      3.18%    7.14%     10.49%**
    Russell Midcap(R) Growth
    Index*                    10.66%    8.22%      8.62%
..............................................................
    Van Kampen Mid Cap
    Growth Fund -- Class C
    Shares
      Return Before Taxes      7.18%    7.38%     10.32%
    Russell Midcap(R) Growth
    Index*                    10.66%    8.22%      8.62%
..............................................................



 * The Russell Midcap(R) Growth Index is an unmanaged index that measures the performance of those Russell Midcap(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index. The Russell 1000(R) Index is an index of the largest 1,000 U.S. companies based on total market capitalization.



 ** The "Past 10 Years" performance for Class B Shares reflects the conversion of such shares into Class A Shares eight years after the end of the calendar month in which the shares were purchased. See "Purchase of Shares."

Fees and Expenses
of the Fund

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                           CLASS A      CLASS B      CLASS C
                           SHARES       SHARES       SHARES
----------------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
----------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of offering
price)                       5.75%(1)      None         None
.................................................................
Maximum deferred sales
charge (load) (as a
percentage of the lesser
of original purchase
price or redemption
proceeds)                     None(2)     5.00%(3)     1.00%(4)
.................................................................
Maximum sales charge
(load) imposed on
reinvested dividends          None         None         None
.................................................................
Redemption fee(5)            2.00%        2.00%        2.00%
.................................................................
Exchange fee(5)              2.00%        2.00%        2.00%
.................................................................
Account Maintenance (Low
Balance) Fee (for
accounts under $750)(6)     $12/yr       $12/yr       $12/yr
.................................................................

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets and are based on expenses incurred during the Fund's fiscal year ended March 31,
2007)
----------------------------------------------------------------
Management fees              0.71%        0.71%        0.71%
.................................................................
Distribution and/or
service (12b-1) fees(7)      0.25%        1.00%(8)     1.00%(8)
.................................................................
Other expenses               0.30%        0.31%        0.31%
.................................................................
Total annual fund
operating expenses           1.26%        2.02%        2.02%
.................................................................


(1) Reduced for purchases of $50,000 and over. See "Purchase of Shares -- Class A Shares."

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within eighteen months of purchase. See "Purchase of Shares -- Class A Shares."


(3) The maximum deferred sales charge is 5.00% in the first year after purchase and declines thereafter as follows:

                         Year 1-5.00%
                         Year 2-4.00%
                         Year 3-3.00%
                         Year 4-2.50%
                         Year 5-1.50%
                         After-None

    See "Purchase of Shares -- Class B Shares."

(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."

(5) The redemption fee and the exchange fee apply to the proceeds of Fund shares that are redeemed or exchanged within seven days of purchase. See "Redemption of Shares" for more information on when the fees apply.


(6) Commencing in November 2007; see "Purchase of Shares -- How to Buy Shares" for a description of the fee, including exceptions.



(7) Class A Shares are subject to a combined annual distribution and service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."



(8) While Class B Shares and Class C Shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 and service fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A Shares.


Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         ONE       THREE       FIVE        TEN
                         YEAR      YEARS      YEARS       YEARS
--------------------------------------------------------------------
Class A Shares           $696      $952       $1,227      $2,010
.....................................................................
Class B Shares           $705      $934       $1,238      $2,152*
.....................................................................
Class C Shares           $305      $634       $1,088      $2,348
.....................................................................

You would pay the following expenses if you did not redeem your shares:


                         ONE       THREE       FIVE        TEN
                         YEAR      YEARS      YEARS       YEARS
--------------------------------------------------------------------
Class A Shares           $696      $952       $1,227      $2,010
.....................................................................
Class B Shares           $205      $634       $1,088      $2,152*
.....................................................................
Class C Shares           $205      $634       $1,088      $2,348
.....................................................................


* Based on conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased.

Investment Objective,
Principal Investment
Strategies and Risks

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek capital growth. Any income received from the investment of portfolio securities is incidental to the Fund's investment objective. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.


                              PRINCIPAL INVESTMENT
                              STRATEGIES AND RISKS



The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of common stocks and other equity securities of medium-sized companies that the Fund's investment adviser believes have long-term growth potential. The investment adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The investment adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The investment adviser generally considers selling an investment when it determines that the holding no longer satisfies its investment criteria.



Under normal market conditions, the Fund invests at least 80% of its net assets (including any borrowings for investment purposes) in securities of medium-sized companies at the time of investment. The Fund's policy in the foregoing sentence may be changed by the Fund's Board of Trustees without shareholder approval, but no change is anticipated; if the Fund's policy in the foregoing sentence changes, the Fund will notify shareholders in writing at least 60 days prior to implementation of the change and shareholders should consider whether the Fund remains an appropriate investment in light of the changes. Under current market conditions, the Fund's investment adviser defines medium-sized companies by reference to those companies represented in the Russell Midcap(R) Index (which consists of companies in the capitalization range of up to $22.4 billion as of June 30, 2007). The Fund may also invest in common stocks and other equity securities of small- and large-sized companies.


The Fund invests primarily in common stocks and also may invest in other equity securities, including preferred stock, convertible securities rights or warrants to purchase equity securities and debt securities.

COMMON STOCKS. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

PREFERRED STOCK. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

DEBT SECURITIES. The Fund also may invest in debt securities of various maturities considered "investment grade" at the time of investment. A subsequent reduction in rating does not require the Fund to dispose of a security. Investment grade securities are securities rated BBB or higher by Standard & Poor's ("S&P") or rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or comparably rated by any other nationally recognized statistical rating organization or, if unrated, are considered by the Fund's investment adviser to be of comparable quality. Securities rated BBB by S&P or Baa by Moody's are in the lowest of the four investment grade categories and are considered by the rating agencies to be medium-grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher-rated securities. The market prices of debt securities generally fluctuate inversely with changes in interest rates so that the value of investments in such securities can be expected to decrease as interest rates rise and increase as interest rates fall. The market prices of longer-term debt securities generally tend to fluctuate more in response to changes in interest rates than shorter-term debt securities.


REITS. The Fund may invest up to 10% of its total assets in REITs. REITs pool investors' funds for investment primarily in commercial real estate properties or real-estate related loans. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of the REIT's value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code. In addition, investments in REITs may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by REITs in which it invests.

                             RISKS OF INVESTING IN
                         SECURITIES OF FOREIGN ISSUERS

The Fund may invest up to 25% of its total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.

The Fund may invest in securities of issuers determined by the investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers, including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.

Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Fund may be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.

The Fund may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

                             STRATEGIC TRANSACTIONS

The Fund may, but is not required to, use various investment Strategic Transactions described below to facilitate portfolio management and to seek to mitigate risks. Although the Fund's investment adviser seeks to use these transactions to achieve the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options on futures contracts, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps, or options on currencies or currency futures contracts. Collectively, all of the above are referred to as "Strategic Transactions."

The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of certain securities for investment purposes, protect against changes in currency exchange rates, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instrument. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Fund's investment adviser to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. In addition, amounts paid as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

The Fund complies with applicable regulatory requirements when implementing Strategic Transactions, including the segregation of cash and/or liquid securities on the books of the Fund's custodian, as mandated by SEC rules or SEC staff positions. A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.

                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Fund may purchase and sell securities on a when-issued and delayed delivery basis. The Fund accrues no income on such securities until the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price. The value or yield generally available on comparable securities when delivery occurs may be higher than the value or yield on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The Fund will engage in when-issued and delayed delivery transactions for the purpose of acquiring securities consistent with the Fund's investment objective and policies and not for the purpose of investment leverage.

The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.

The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the Fund's investment adviser believes the potential for capital growth has lessened, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions and dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate. The Fund's portfolio turnover rate is reported in the section entitled "Financial Highlights."

TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks, and in investment grade corporate debt securities. Under normal market conditions, the potential for capital growth on these securities will tend to be lower than the potential for capital growth on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.

Investment
Advisory Services

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THE ADVISER. Van Kampen Asset Management is the Fund's investment adviser (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that services more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $123 billion under management or supervision as of June 30, 2007. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor"), is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that provides wide range of investment banking, securities, investment management and wealth management services. The Adviser's principal office is located at 522 Fifth Avenue, New York, New York 10036.


ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

    AVERAGE DAILY NET ASSETS  % PER ANNUM
---------------------------------------------
    First $500 million           0.75%
..............................................
    Next $500 million            0.70%
..............................................
    Over $1 billion              0.65%
..............................................


Applying this fee schedule, the Fund's effective advisory fee rate was 0.71% of the Fund's average daily net assets for the Fund's fiscal year ended March 31, 2007. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.


The Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.


Both the 1940 Act and the terms of the Fund's Advisory Agreement require that any investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately. On May 30, 2007, the Board of Trustees, and the independent trustees voting separately, last determined that the terms of the Advisory Agreement are fair and reasonable and approved the continuance of the Advisory Agreement as being in the best interests of the Fund and its shareholders; and a discussion regarding the basis for the Board of Trustees' approval of such Advisory Agreement will be included in the Fund's next Semi-Annual Report issued (for the semi-annual period ended September 30, 2007, which will be available in November
2007).


PORTFOLIO MANAGEMENT. The Fund is managed by members of the Adviser's U.S. Growth team. The U.S. Growth team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund's portfolio are Dennis Lynch and David Cohen, each a Managing Director of the Adviser, and Sam Chainani and Alexander Norton, each an Executive Director of the Adviser.


Mr. Lynch has been associated with the Adviser in an investment management capacity since 1998 and has been managing the Fund since 2003. Mr. Cohen has been associated with the Adviser in an investment management capacity since 1993 and has been managing the Fund since 2003. Mr. Chainani has been associated with the Adviser as a strategy specialist since 1996 and has been managing the Fund since 2004. Mr. Norton has been associated with the Adviser in an investment management capacity since 2000 and has been managing the Fund since 2005.


Mr. Lynch is the lead manager of the Fund and Messrs. Cohen, Chainani and Norton are co-portfolio managers. Mr. Lynch is responsible for the execution of the overall strategy of the Fund.

The Fund's Statement of Additional Information provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

The composition of the team may change without notice from time to time.

Purchase of Shares

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                                    GENERAL

This Prospectus offers three classes of shares of the Fund, designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares. As described more fully below, each class of shares offers a distinct structure of sales charges, distribution and service fees and other features that are designed to address a variety of needs.

Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.

                              PRICING FUND SHARES

The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). Differences in net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be due to the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.

The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m., Eastern time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding.

Such computation is made by using prices as of the close of trading on the Exchange and valuing portfolio securities (i) for which market quotations are readily available at such market quotations (for example, using the last reported sale price for securities listed on a securities exchange or using the mean between the last reported bid and asked prices on unlisted securities) and
(ii) for which market quotations are not readily available and any other assets at their fair value as determined in good faith in accordance with procedures established by the Fund's Board of Trustees. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Annual Report.

Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund's net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares. The Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading.

If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund's net asset value was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Fund's Board of Trustees, an effect of which may be to foreclose opportunities available to market timers or short-term traders. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean of the bid price and asked price of such currencies against the U.S. dollar as quoted by a major bank.

                       DISTRIBUTION PLAN AND SERVICE PLAN

The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.

The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the NASD. The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares.

To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.

                               HOW TO BUY SHARES


The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 522 Fifth Avenue, New York, New York 10036. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). Dealers and brokers are sometimes referred to herein as authorized dealers.


Shares may be purchased on any business day by completing the account application form and forwarding it, directly or through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.

The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated authorized dealers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund's shares. For more information, please see the Fund's Statement of Additional Information and/or contact your authorized dealer.


The offering price for shares is based upon the next determined net asset value per share (plus sales charges, where applicable) after an order is received timely by Investor Services, either directly or from authorized dealers, administrators, financial advisers, custodians, trustees or record keepers. Purchases completed through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser may involve additional fees charged by such person. Orders received by Investor Services prior to the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers prior to the close of the Exchange that are properly transmitted to Investor Services by the time designated by Investor Services, are priced based on the date of receipt. Orders received by Investor Services after the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers after the close of the Exchange or orders received by such persons that are not transmitted to Investor Services until after the time designated by Investor Services, are priced based on the date of the next determined net asset value per share provided they are received timely by Investor Services on such date. It is the responsibility of authorized dealers, administrators, custodians, trustees, record keepers or financial advisers to transmit orders received by them to Investor Services so they will be received in a timely manner.


The Fund and the Distributor reserve the right to reject or limit any order to purchase Fund shares through exchange or otherwise and to close any shareholder account. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds (as defined below) may result in the Fund rejecting or limiting, in the Fund's or the Distributor's discretion, additional purchases and/or exchanges or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. As used herein, "Participating Funds" refers to Van Kampen investment companies advised by the Adviser and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by visiting our web site at www.vankampen.com, by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 947, Jersey City, New Jersey 07303-0947 or by telephone at
(800) 847-2424.


Except as described below, the minimum initial investment amount when establishing a new account with the Fund is $1,000 for each class of shares for regular accounts; $500 for each class of shares for retirement accounts; and $50 for each class of shares for accounts participating in a systematic investment program. The minimum subsequent investment is $50 for each class of shares and all account types, except as described below. The Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has a balance of less than $500. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase (subject to any applicable sales charges) the number of additional shares needed to bring the account value to $500.



The minimum initial and subsequent investment requirements are not applicable to
(i) certain omnibus accounts at financial intermediaries, (ii) employer sponsored retirement plan accounts or pre-approved asset allocation plan accounts and (iii) qualified state tuition plan (529 plan) accounts. In addition, the minimum initial and subsequent investment requirements are not applicable to transactions conducted in any type of account resulting from (i) dividend reinvestment and dividend diversification, (ii) systematic exchange plans, (iii) unit investment trust dividend reinvestments, (iv) conversions of Class B Shares to Class A Shares, and (v) transfers between certain types of accounts, transfers from other custodians and/or transfers of ownership.



Effective November 2007, a low balance fee of $12 per year will be deducted in November of each year from all accounts with a value less than $750. This fee will be payable to the transfer agent and will be used by the transfer agent to offset amounts that would otherwise be payable by the Fund to the transfer agent under the transfer agency agreement. The low balance fee is not applicable to
(i) certain omnibus accounts at financial intermediaries, (ii) fund of funds accounts, (iii) qualified state tuition plan (529 plan) accounts, (iv) accounts participating in a systematic investment plan that have been in existence for less than 12 months, (v) accounts participating in a systematic exchange plan,
(vi) accounts participating in a unit investment trust dividend reinvestment plan that have been in existence for less than 12 months and (vii) certain accounts established through a broker for which the transfer agent does not have discretion to initiate transactions.



To help the government fight the funding of terrorism and money laundering activities, the Fund has implemented an anti-money laundering compliance program and has designated an anti-money laundering compliance officer. As part of the program, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. The Fund and the Distributor reserve the right to not open your account if this information is not provided. If the Fund or the Distributor is unable to verify your identity, the Fund and the Distributor reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after the account is closed (minus any applicable sales or other charges) or take any other action required by law.

                                 CLASS A SHARES

Class A Shares of the Fund are sold at the offering price, which is net asset value plus an initial maximum sales charge of up to 5.75% (or 6.10% of the net amount invested), reduced on investments of $50,000 or more as follows:

                                 CLASS A SHARES
                             SALES CHARGE SCHEDULE*

                                    AS % OF        AS % OF
    SIZE OF                         OFFERING      NET AMOUNT
    INVESTMENT                       PRICE         INVESTED
----------------------------------------------------------------
    Less than $50,000                5.75%          6.10%
.................................................................
    $50,000 but less than
    $100,000                         4.75%          4.99%
.................................................................
    $100,000 but less than
    $250,000                         3.75%          3.90%
.................................................................
    $250,000 but less than
    $500,000                         2.75%          2.83%
.................................................................
    $500,000 but less than
    $1,000,000                       2.00%          2.04%
.................................................................
    $1,000,000 or more                **            **
.................................................................

 * The actual sales charge that may be paid by an investor may differ slightly from the sales charge shown above due to rounding that occurs in the calculation of the offering price and in the number of shares purchased.


** No sales charge is payable at the time of purchase on investments in Class A
   Shares of $1 million or more, although such Class A Shares purchased without a sales charge may be subject to a contingent deferred sales charge of 1.00% on certain redemptions made within eighteen months of purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate the historical cost of their shares, as the Fund and authorized dealers may not retain this information.


No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.

                       CLASS A SHARES QUANTITY DISCOUNTS


Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. A person eligible for a reduced sales charge includes an individual, his or her spouse or equivalent, and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.


Investors must notify the Fund or their authorized dealer at the time of the purchase order whenever a quantity discount is applicable to purchases and may be required to provide the Fund, or their authorized dealer, with certain information or records to verify eligibility for a quantity discount. Such information or records may include account statements or other records for shares of the Fund or other Participating Funds in all accounts (e.g., retirement accounts) of the investor and other eligible persons, as described above, which may include accounts held at the Fund or at other authorized dealers. Upon such notification, an investor will pay the lowest applicable sales charge. Shareholders should retain any records necessary to substantiate the purchase price of the shares, as the Fund and authorized dealers may not retain this information.

Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact the Fund, their authorized dealer or the Distributor.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.

LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the current offering price of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charge previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.


                                 CLASS A SHARES
                               PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of Van Kampen unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value without a sales charge. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor. The Fund reserves the right to modify or terminate this program at any time.

NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value without a sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

 (1) Current or retired trustees or directors of funds advised by Morgan Stanley and any of its subsidiaries and such persons' families and their beneficial accounts.

 (2) Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.


 (3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses or equivalent and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.


 (4) Banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) that have entered into an agreement with the Distributor or one of its affiliates, purchasing shares on behalf of clients participating in a fund supermarket, wrap program, asset allocation program, or other program in which the clients pay an asset-based fee (which may be subject to a minimum flat fee) for: advisory or financial planning services, executing transactions in Participating Fund shares, or for otherwise participating in the program.

 (5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

 (6) Retirement plans funded by the rollovers of assets of Participating Funds from an employer-sponsored retirement plan and established exclusively for the benefit of an individual (specifically including, but not limited to, a Traditional IRA, Roth IRA, SIMPLE IRA, Solo 401(k) Money Purchase or Profit Sharing plan) if:

      (i) the account being funded by such rollover is to be maintained by the same trustee, custodian or administrator that maintained the plan from which the rollover funding such rollover originated, or an affiliate thereof; and

     (ii) the dealer of record with respect to the account being funded by such rollover is the same as the dealer of record with respect to the plan from which the rollover funding such rollover originated, or an affiliate thereof.

 (7) Trusts created under pension, profit sharing or other employee benefit plans (including qualified and non-qualified deferred compensation plans), provided that (a) the total plan assets are at least $1 million or (b) the plan has more than 100 eligible employees. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million.

 (8) Clients of authorized dealers purchasing shares in fixed or flat fee (rather than transaction based fee) brokerage accounts.


 (9) Certain qualified state tuition plans qualifying pursuant to Section 529 of the Code that are approved by the Fund's Distributor.


(10) Unit investment trusts sponsored by the Distributor or its affiliates.


The term "families" includes a person's spouse or equivalent, children and grandchildren under 21 years of age, parents and the parents of the person's spouse or equivalent.


Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, financial planner, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

Eligible purchasers of Class A Shares may also be entitled to reduced or no initial sales charges through certain purchase programs offered by the Fund. For more information, see "Other Purchase Programs" herein.

                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the following table:

                                 CLASS B SHARES
                             SALES CHARGE SCHEDULE

                         CONTINGENT DEFERRED
                            SALES CHARGE
                         AS A PERCENTAGE OF
                            DOLLAR AMOUNT
    YEAR SINCE PURCHASE   SUBJECT TO CHARGE
------------------------------------------------
    First                       5.00%
.................................................
    Second                      4.00%
.................................................
    Third                       3.00%
.................................................
    Fourth                      2.50%
.................................................
    Fifth                       1.50%
.................................................
    Sixth and After              None
.................................................

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate the historical cost of their shares, as the Fund and authorized dealers may not retain this information. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund generally will not accept a purchase order for Class B Shares in the amount of $100,000 or more.

The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of each purchase of Class B Shares until the time of redemption of such shares.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.

Eligible purchasers of Class B Shares may also be entitled to reduced or no contingent deferred sales charges through certain purchase programs offered by the Fund. For more information, see "Other Purchase Programs" herein.


CONVERSION FEATURE. Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from a Participating Fund is determined by reference to the Participating Fund from which such share was originally purchased.



The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.


                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares

(which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate the historical cost of their shares, as the Fund and authorized dealers may not retain this information. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.

Eligible purchasers of Class C Shares may also be entitled to reduced or no contingent deferred sales charges through certain purchase programs offered by the Fund. For more information, see "Other Purchase Programs" herein.


                              WAIVER OF CONTINGENT
                             DEFERRED SALES CHARGE



The contingent deferred sales charge is waived on redemptions of Class A Shares, Class B Shares and Class C Shares purchased subject to a contingent deferred sales charge (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the amount of the shareholder's investment at the time the plan is established, (iv) if no commission or transaction fee is paid by the Distributor to authorized dealers at the time of purchase of such shares or (iv) if made by the Fund's involuntary liquidation of a shareholder's account as described herein. With respect to Class B Shares and Class C Shares, waiver category (iv) above is only applicable with respect to shares sold through certain 401(k) plans. Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption, provided that shares of the Fund are available for sale at the time of reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the Statement of Additional Information or contact your authorized dealer.


                            OTHER PURCHASE PROGRAMS

EXCHANGE PRIVILEGE. Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. For more information regarding the exchange privilege, see the section of this Prospectus entitled "Shareholder Services -- Exchange privilege."


REINSTATEMENT PRIVILEGE. A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of any Participating Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of any Participating Fund with credit given for any contingent deferred sales charge paid on the amount of shares reinstated from such redemption, provided that such shareholder has not previously exercised this reinstatement privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the contingent deferred sales charge applicable to Class C Shares to subsequent redemptions. Reinstatements are made at the net asset value per share (without a sales charge) next deter-mined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Participating Fund into which shareholders desire to reinstate their net proceeds of a redemption of shares of the Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in eligible retirement plans for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Participating Fund are available for sale. Shareholders must notify the Distributor or their authorized dealer of their eligibility to participate in the reinstatement privilege and may be required to provide documentation to the Participating Fund.



DIVIDEND DIVERSIFICATION. A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 847-2424, to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any of the Participating Funds so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested. Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.


AVAILABILITY OF INFORMATION. Clear and prominent information regarding sales charges of the Fund and the applicability and availability of discounts from sales charges is available free of charge through our web site at www.vankampen.com, which provides links to the Prospectus and Statement of Additional Information containing the relevant information.

Redemption of Shares

 -------------------------------------------------------------------------------

Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than any applicable sales charge, redemption fee or exchange fee) at any time.

As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer, custodian, trustee or record keeper of a retirement plan account may involve additional fees charged by such person.

The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee is paid directly to the Fund and is intended to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by such shareholders, thereby reducing the impact on longer-term shareholders of such costs. For purposes of determining whether the redemption fee applies, shares that were held the longest will be redeemed first. For Fund shares acquired by exchange, the holding period prior to the exchange is not considered in determining whether the redemption fee is applied. The redemption fee and exchange fee are not imposed on redemptions and/or exchanges made (i) through systematic withdrawal or exchange plans, (ii) through pre-approved asset allocation programs, (iii) by other funds advised by the Adviser or its affiliates, (iv) on shares received by reinvesting income dividends or capital gain distributions and (v) through check writing (with respect to certain fixed-income funds).

The redemption fee and exchange fee may not be imposed on transactions that occur through certain omnibus accounts at financial intermediaries. Certain financial intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from the Fund's redemption fee or may impose certain trading restrictions to deter market timing and frequent trading. If you invest in the Fund through a financial intermediary, please read that firm's materials carefully to learn about any other restrictions or fees that may apply.


Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A taxable gain or loss may be recognized by a shareholder upon redemption of shares, including if the redemption proceeds are paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes upon the shareholder's disposition of such in-kind securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase.



WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 947, Jersey City, New Jersey 07303-0947. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name, the class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, a registered securities association or a clearing agency; a savings and loan association; or a federal savings bank.


Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer and must accompany a written redemption request. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.

AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor by the time designated by the Distributor. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.

TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 847-2424 to establish the privilege, or may visit our web site at www.vankampen.com to download an Account Services form, which may be completed to establish the privilege. Shares may be redeemed by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures previously described. Requests received by Investor Services prior to the close of the Exchange, generally 4:00 p.m., Eastern time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check or by Automated Clearing House and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account for this account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.

Distributions from the Fund

 -------------------------------------------------------------------------------

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

DIVIDENDS. Dividends from stocks and interest from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Trustees, is to distribute at least annually all, or substantially all, of its net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services

 -------------------------------------------------------------------------------

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.

INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet (restrictions apply to certain account and transaction types). Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without a sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by visiting our web site at www.vankampen.com, by writing to Investor Services or by telephone by calling (800) 847-2424. The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.


AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.

EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor or by visiting our web site at www.vankampen.com.

Shares of the Fund will be assessed an exchange fee of 2% on the proceeds of the exchanged shares held for less than seven days. See "Redemption of Shares" above for more information about when the exchange fee will apply.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.

A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by calling (800) 847-2424, our automated telephone system (which is generally accessible 24 hours a day, seven days a week), or by visiting our web site at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.

The Fund and the Distributor reserve the right to reject or limit any order to purchase Fund shares through exchange or otherwise and to close any shareholder account. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund rejecting or limiting, in the Fund's or the Distributor's discretion, additional purchases and/or exchanges or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment to this exchange privilege.

For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged shares and on any shares previously exchanged for such shares or for any of their predecessors shall be included. If the exchanged shares were acquired through reinvestment, those shares are deemed to have been sold with a sales charge rate equal to the rate previously paid on the shares on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's shares, the shares upon which the highest sales charge rate was previously paid are deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

Frequent Purchases and Redemptions of Fund Shares

 -------------------------------------------------------------------------------


Frequent purchases and redemptions of Fund shares by Fund shareholders ("market-timing" or "short-term trading") may present risks for long-term shareholders of the Fund, which may include, among other things, diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of the Fund's portfolio, increasing trading and administrative costs, incurring unwanted taxable gains, and forcing the Fund to hold excess levels of cash.


The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders, and the Fund's Board of Trustees has adopted policies and procedures to deter such frequent purchases and redemptions. The Fund's policies with respect to purchases, redemptions and exchanges of Fund shares are described in the "Fees and Expenses of the Fund," "Purchase of Shares," "Redemption of Shares" and "Shareholder Services -- Exchange privilege" sections of this Prospectus. The Fund's policies with respect to valuing portfolio securities are described in the "Purchase of Shares" section of this Prospectus. Except as described in each of these sections and with respect to omnibus accounts, the Fund's policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment advisers, broker dealers, transfer agents, third party administrators and insurance companies, the Fund (i) has requested assurance that such intermediaries currently selling Fund shares have in place internal polices and procedures reasonably designed to address market timing concerns and has instructed such intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Fund's policies with respect to frequent purchases, exchanges and redemptions of Fund shares. On omnibus accounts at intermediaries, the intermediary generally does not provide specific shareholder transaction information to the Fund on individual shareholder accounts on an ongoing basis. Therefore, to some extent, the Fund relies on the intermediaries to monitor frequent short-term trading by shareholders. As part of the Fund's or the Distributor's agreements with intermediaries, the intermediaries are required to provide certain shareholder identification and transaction information upon the Fund's request. The Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that the Fund will be able to identify or prevent all market-timing activity.


Federal Income Taxation

 -------------------------------------------------------------------------------

Distributions of the Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gain, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder (assuming such shares are held as a capital asset).

Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Current law provides for reduced U.S. federal income tax rates on (i) long-term capital gains received by individuals and (ii) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rates for capital gains generally apply to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and cease to apply for taxable years beginning after December 31, 2010. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2010. Fund shareholders, as well as the Fund itself, must also satisfy certain holding period and other requirements in order for the reduced rate for dividends to apply. Because the Fund intends to invest primarily in common stocks and other equity securities, a portion of the ordinary income dividends paid by the Fund should be eligible for the reduced rate applicable to "qualified dividend income." No assurance can be given as to what percentage of the ordinary income dividends paid by the Fund will consist of "qualified dividend income." To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains.

The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers on the sale or exchange of shares is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2010).

Backup withholding rules require the Fund, in certain circumstances, to withhold 28% (through 2010) of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable), or who are otherwise subject to backup withholding.


Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Under current law, the Fund may pay "interest-related dividends" and "short-term capital gain dividends" to its foreign shareholders without having to withhold on such dividends at the 30% rate. The amount of "interest-related dividends" that the Fund may pay each year is limited to the amount of qualified interest income received by the Fund during that year, less the amount of the Fund's expenses properly allocable to such interest income. The amount of "short-term capital gain dividends" that the Fund may pay each year generally is limited to the excess of the Fund's net short-term capital gains over its net long-term capital losses, without any reduction for the Fund's expenses allocable to such gains (with exceptions for certain gains). The exemption from 30% withholding tax for "short-term capital gain dividends" does not apply with respect to foreign shareholders that are present in the United States for more than 182 days during the taxable year. If the Fund's income for a taxable year includes "qualified interest income" or net short-term capital gains, the Fund may designate dividends as "interest-related dividends" or "short-term capital gain dividends" by written notice mailed to its foreign shareholders not later than 60 days after the close of the Fund's taxable year. Foreign shareholders must provide documentation to the Fund certifying their non-United States status. These provisions apply to dividends paid by the Fund with respect to the Fund's taxable years beginning on or after January 1, 2005 and will cease to apply to dividends paid by the Fund with respect to the Fund's taxable years beginning after December 31, 2007. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares of the Fund.


The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, plus any amounts that were not distributed in previous taxable years, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.

The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

Disclosure of Portfolio Holdings

 -------------------------------------------------------------------------------

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.

    Financial Highlights

     ---------------------------------------------------------------------------

    The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including payment of the maximum sales charge or taxes on Fund distributions or redemptions). The information has been audited by Ernst & Young LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's most recent financial statements, may be obtained without charge from our web site at www.vankampen.com or by calling the telephone number on the back cover of this Prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Fund's Annual Report.

                                                                          CLASS A SHARES
                                                                       YEAR ENDED MARCH 31,
                                         --------------------------------------------------------------------------------
                                           2007               2006            2005             2004               2003
      -----------------------------------------------------------------------------------------------------------------------
      Net Asset Value, Beginning of
       the Period.....................      $27.26             $21.37          $19.07           $13.89             $18.95
                                         ---------          ---------       ---------       ----------          ---------
       Net Investment Loss............        (.06)(a)           (.11)(a)        (.19)(a)         (.18)(a)           (.13)(a)
       Net Realized and Unrealized
         Gain/Loss....................         .85               6.72            2.49             5.36              (4.93)
                                         ---------          ---------       ---------       ----------          ---------
      Total from Investment
       Operations.....................         .79               6.61            2.30             5.18              (5.06)
      Less Distributions from Net
       Realized Gain..................        1.37                .72             -0-              -0-                -0-
                                         ---------          ---------       ---------       ----------          ---------
      Net Asset Value, End of the
       Period.........................      $26.68             $27.26          $21.37           $19.07             $13.89
                                         =========          =========       =========       ==========          =========
      Total Return*...................       2.99%(b)          31.18%(b)       12.06%(b)        37.29%(b)         -26.70%(b)
      Net Assets at End of the Period
       (In millions)..................    $1,025.4             $784.6          $429.2           $260.2             $190.7
      Ratio of Expenses to Average Net
       Assets*........................       1.26%              1.32%           1.40%            1.48%              1.54%
      Ratio of Net Investment Loss to
       Average Net Assets *...........       (.25%)             (.44%)          (.93%)          (1.05%)             (.89%)
      Portfolio Turnover..............         61%                86%             96%             268%               180%
       *If certain expenses had not
        been voluntarily assumed by
        the Adviser, total return
        would have been lower and the
        ratios would have been as
        follows:
      Ratio of Expenses to Average Net
       Assets.........................         N/A              1.32%           1.41%              N/A                N/A
      Ratio of Net Investment Loss to
       Average Net Assets.............         N/A              (.44%)          (.94%)             N/A                N/A

                                                                     CLASS B SHARES
                                                                  YEAR ENDED MARCH 31,
                                        -------------------------------------------------------------------------
                                          2007           2006            2005             2004            2003
      --------------------------------  -----------------------------------------------------------------------------
      Net Asset Value, Beginning of
       the Period.....................     $24.92         $19.73          $17.74           $13.02          $17.90
                                        ---------      ---------       ---------       ----------       ---------
       Net Investment Loss............       (.24)(a)       (.27)(a)        (.31)(a)         (.29)(a)        (.24)(a)
       Net Realized and Unrealized
         Gain/Loss....................        .76           6.18            2.30             5.01           (4.64)
                                        ---------      ---------       ---------       ----------       ---------
      Total from Investment
       Operations.....................        .52           5.91            1.99             4.72           (4.88)
      Less Distributions from Net
       Realized Gain..................       1.37            .72             -0-              -0-             -0-
                                        ---------      ---------       ---------       ----------       ---------
      Net Asset Value, End of the
       Period.........................     $24.07         $24.92          $19.73           $17.74          $13.02
                                        =========      =========       =========       ==========       =========
      Total Return*...................      2.18%(c)      30.22%(c)       11.22%(c)        36.25%(c)      -27.26%(c)
      Net Assets at End of the Period
       (In millions)..................     $175.0         $178.8          $137.3           $107.7           $81.1
      Ratio of Expenses to Average Net
       Assets*........................      2.02%          2.08%           2.15%            2.24%           2.27%
      Ratio of Net Investment Loss to
       Average Net Assets *...........     (1.02%)        (1.24%)         (1.68%)          (1.81%)         (1.63%)
      Portfolio Turnover..............        61%            86%             96%             268%            180%
       *If certain expenses had not
        been voluntarily assumed by
        the Adviser, total return
        would have been lower and the
        ratios would have been as
        follows:
      Ratio of Expenses to Average Net
       Assets.........................        N/A          2.08%           2.16%              N/A             N/A
      Ratio of Net Investment Loss to
       Average Net Assets.............        N/A         (1.24%)         (1.69%)             N/A             N/A

                                                                     CLASS C SHARES
                                                                  YEAR ENDED MARCH 31,
                                        -------------------------------------------------------------------------
                                          2007           2006            2005             2004            2003
      --------------------------------  ---------------------------------------------------------------------------------
      Net Asset Value, Beginning of
       the Period.....................     $24.92         $19.73          $17.74           $13.02          $17.89
                                        ---------      ---------       ---------       ----------       ---------
       Net Investment Loss............       (.24)(a)       (.27)(a)        (.31)(a)         (.29)(a)        (.23)(a)
       Net Realized and Unrealized
         Gain/Loss....................        .77           6.18            2.30             5.01           (4.64)
                                        ---------      ---------       ---------       ----------       ---------
      Total from Investment
       Operations.....................        .53           5.91            1.99             4.72           (4.87)
      Less Distributions from Net
       Realized Gain..................       1.37            .72             -0-              -0-             -0-
                                        ---------      ---------       ---------       ----------       ---------
      Net Asset Value, End of the
       Period.........................     $24.08         $24.92          $19.73           $17.74          $13.02
                                        =========      =========       =========       ==========       =========
      Total Return*...................      2.22%(d)      30.22%(d)       11.22%(d)        36.25%(d)      -27.22%(d)
      Net Assets at End of the Period
       (In millions)..................      $91.2          $77.0           $44.9            $28.2           $21.5
      Ratio of Expenses to Average Net
       Assets*........................      2.02%          2.08%           2.15%            2.24%           2.29%
      Ratio of Net Investment Loss to
       Average Net Assets *...........     (1.01%)        (1.21%)         (1.68%)          (1.81%)         (1.62%)
      Portfolio Turnover..............        61%            86%             96%             268%            180%
       *If certain expenses had not
        been voluntarily assumed by
        the Adviser, total return
        would have been lower and the
        ratios would have been as
        follows:
      Ratio of Expenses to Average Net
       Assets.........................        N/A          2.08%           2.16%              N/A             N/A
      Ratio of Net Investment Loss to
       Average Net Assets.............        N/A         (1.21%)         (1.69%)             N/A             N/A


    (a) Based on average shares outstanding.


    (b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



    (c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



    (d) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


    N/A = Not Applicable.

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
   - Call your broker
   - WEB SITE
     www.vankampen.com
   - FUNDINFO(R)
     Automated Telephone System 800-847-2424

DEALERS
   - WEB SITE
     www.vankampen.com

   - FUNDINFO(R)


     Automated Telephone System 800-847-2424



   - VAN KAMPEN INVESTMENTS 800-421-5666



VAN KAMPEN MID CAP GROWTH FUND


522 Fifth Avenue


New York, New York 10036


Investment Adviser
VAN KAMPEN ASSET MANAGEMENT

522 Fifth Avenue


New York, New York 10036


Distributor
VAN KAMPEN FUNDS INC.

522 Fifth Avenue


New York, New York 10036


Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 947
Jersey City, New Jersey 07303-0947
Attn: Van Kampen Mid Cap Growth Fund

Custodian
STATE STREET BANK AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111
Attn: Van Kampen Mid Cap Growth Fund

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

--------------------------------------------------------------------------------
  Van Kampen Mid Cap Growth Fund
  A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

  You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.


  You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling 800.847.2424. Free copies of the Fund's reports and its Statement of Additional Information are available from our web site at www.vankampen.com.


  Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at
  202.551.8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

  This Prospectus is dated

  July 31, 2007


  CLASS A SHARES
  CLASS B SHARES
  CLASS C SHARES

  The Fund's Investment Company Act File No. is 811-04805.
--------------------------------------------------------------------------------

                                                         Van Kampen Funds Inc.

                                                  1 Parkview Plaza - Suite 100

                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555
                                                             www.vankampen.com


                  Copyright (C)2007 Van Kampen Funds Inc. All rights reserved.

                                                              Member NASD/SIPC


                                                                   GF PRO 7/07


     (VAN KAMPEN INVESTMENTS LOGO)

                                         MUTUAL FUNDS

                                         Van Kampen
                                         Mid Cap Growth Fund

                                         ---------------------------------------
                                         This Prospectus is dated

                                         July 31, 2007


                                         CLASS I SHARES

                                        Van Kampen Mid Cap Growth Fund's
                                        investment objective is to seek
                                        capital growth. The Fund's investment
                                        adviser seeks to achieve the Fund's
                                        investment objective by investing
                                        primarily in common stocks and other
                                        equity securities of medium-sized
                                        growth companies.

                                        Shares of the Fund have not been
                                        approved or disapproved by the
                                        Securities and Exchange Commission
                                        (SEC) or any state regulator, and
                                        neither the SEC nor any state
                                        regulator has passed upon the accuracy
                                        or adequacy of this Prospectus. Any
                                        representation to the contrary is a
                                        criminal offense.
     (VAN KAMPEN INVESTMENTS LOGO)

Table of Contents


Risk/Return Summary.........................................   3
Fees and Expenses of the Fund...............................   5
Investment Objective, Principal Investment Strategies and
Risks.......................................................   6
Investment Advisory Services................................  10
Purchase of Shares..........................................  11
Redemption of Shares........................................  13
Distributions from the Fund.................................  14
Shareholder Services........................................  15
Frequent Purchases and Redemptions of Fund Shares...........  15
Federal Income Taxation.....................................  16
Disclosure of Portfolio Holdings............................  17
Financial Highlights........................................  18


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek capital growth.

                        PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in common stocks and other equity securities of medium-sized growth companies. Other equity securities include preferred stocks, convertible securities and rights and warrants to purchase common stock. The investment adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The investment adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The investment adviser generally considers selling an investment when it determines that the holding no longer satisfies its investment criteria. The Fund may invest up to 25% of its total assets in securities of foreign issuers. The Fund may invest up to 10% of its total assets in real estate investment trusts ("REITs"). The Fund may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts (collectively, also referred to in this Prospectus as Strategic Transactions), for various portfolio management purposes, including to facilitate portfolio management and to mitigate risks.


                           PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. The Fund emphasizes a growth style of investing. The market values of growth securities may be more volatile than other types of investments. The returns on growth securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund's investments will vary and at times may be lower or higher than that of other types of investments.

RISKS OF MEDIUM-SIZED COMPANIES. The Fund invests primarily in medium-sized companies which often are newer or less established companies than larger-sized companies. Investments in medium-sized companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or few key people. The market movements of equity securities of medium-sized companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, medium-sized companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of medium-sized companies generally are less liquid than larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.


FOREIGN RISKS. Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues. The Fund may also invest in issuers in developing or emerging market countries, which are subject to greater risks than investments in securities of issuers in developed countries.



RISKS OF INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS"). Investing in REITs makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. In addition, REITs depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs must comply with certain requirements of the federal income tax law to maintain their federal income tax status. Investments in REITs may involve duplication of management fees and certain other expenses.


RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts and options on futures contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Fund's investment objective and principal investment strategies, the Fund may be appropriate for investors who:

- Seek capital growth over the long-term

- Do not seek current income from their investment

- Can withstand substantial volatility in the value of their shares of the Fund

- Wish to add to their investment portfolio a fund that emphasizes a growth style of investing in common stocks and other equity securities of medium-sized companies

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund's Class I Shares over the one calendar year prior to the date of this Prospectus. Remember that past performance of the Fund is not indicative of its future performance.

[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
2006                                                                             9.28


The Fund's return for the six-month period ended June 30, 2007 for Class I Shares was 9.10%. As a result of market activity, current performance may vary from the figures shown.



During the one-year period shown in the bar chart, the highest quarterly return for Class I Shares was 8.76% (for the quarter ended March 31, 2006) and the lowest quarterly return for Class I Shares was -5.09% (for the quarter ended June 30, 2006).


                            COMPARATIVE PERFORMANCE

As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Russell Midcap(R) Growth Index*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The index's performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index.



In addition to before tax returns, the table shows after tax returns for the Fund's Class I Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after tax return may be higher than the before tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.



Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2006 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance (before and after taxes) of the Fund is not indicative of its future performance.



    AVERAGE ANNUAL
    TOTAL RETURNS
    FOR THE
    PERIODS ENDED                    PAST       SINCE
    DECEMBER 31, 2006               1 YEAR   INCEPTION(1)
-------------------------------------------------------------
    Van Kampen Mid Cap Growth
    Fund -- Class I Shares
      Return Before Taxes            9.28%      12.32%
      Return After Taxes on
      Distributions                  8.46%      11.38%
      Return After Taxes on
      Distributions and Sale of
      Fund Shares                    7.13%      10.49%
    Russell Midcap(R) Growth Index
    *                               10.66%      11.46%
..............................................................



Return information is provided since: (1) 8/12/05.



 * The Russell Midcap(R) Growth Index is an unmanaged index that measures the performance of those Russell Midcap(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index. The Russell 1000(R) Index is an index of the largest 1,000 U.S. companies based on total market capitalization.


Fees and Expenses
of the Fund

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                                               CLASS I
                                               SHARES
----------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
----------------------------------------------------------
Maximum sales charge (load) imposed on
purchases                                         None
...........................................................
Maximum deferred sales charge (load)              None
...........................................................
Maximum sales charge (load) imposed on
reinvested dividends                              None
...........................................................
Redemption fee(1)                                2.00%
...........................................................
Exchange fee(1)                                  2.00%
...........................................................

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets and are based
on expenses incurred during the Fund's fiscal year ended
March 31, 2007)
----------------------------------------------------------
Management fees                                  0.71%
...........................................................
Other expenses                                   0.31%
...........................................................
Total annual fund operating expenses             1.02%
...........................................................


(1) The redemption fee and the exchange fee apply to the proceeds of Fund shares that are redeemed or exchanged within seven days of purchase. See "Redemption of Shares" for more information on when the fees apply.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         ONE       THREE      FIVE        TEN
                         YEAR      YEARS      YEARS      YEARS
-------------------------------------------------------------------
Class I Shares           $104      $325       $563       $1,248
....................................................................

Investment Objective,
Principal Investment
Strategies and Risks

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek capital growth. Any income received from the investment of portfolio securities is incidental to the Fund's investment objective. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.

                              PRINCIPAL INVESTMENT
                              STRATEGIES AND RISKS


The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of common stocks and other equity securities of medium-sized companies that the Fund's investment adviser believes have long-term growth potential. The investment adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The investment adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The investment adviser generally considers selling an investment when it determines that the holding no longer satisfies its investment criteria.



Under normal market conditions, the Fund invests at least 80% of its net assets (including any borrowings for investment purposes) in securities of medium-sized companies at the time of investment. The Fund's policy in the foregoing sentence may be changed by the Fund's Board of Trustees without shareholder approval, but no change is anticipated; if the Fund's policy in the foregoing sentence changes, the Fund will notify shareholders in writing at least 60 days prior to implementation of the change and shareholders should consider whether the Fund remains an appropriate investment in light of the changes. Under current market conditions, the Fund's investment adviser defines medium-sized companies by reference to those companies represented in the Russell Midcap(R) Index (which consists of companies in the capitalization range of up to $22.4 billion as of June 30, 2007). The Fund may also invest in common stocks and other equity securities of small- and large-sized companies.


The Fund invests primarily in common stocks and also may invest in other equity securities, including preferred stocks, convertible securities, rights or warrants to purchase equity securities and debt securities.

COMMON STOCKS. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

PREFERRED STOCK. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

DEBT SECURITIES. The Fund also may invest in debt securities of various maturities considered "investment grade" at the time of investment. A subsequent reduction in rating does not require the Fund to dispose of a security. Investment grade securities are securities rated BBB or higher by Standard & Poor's ("S&P") or rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or comparably rated by any other nationally recognized statistical rating organization or, if unrated, are considered by the Fund's investment adviser to be of comparable quality. Securities rated BBB by S&P or Baa by Moody's are in the lowest of the four investment grade categories and are considered by the rating agencies to be medium-grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher-rated securities. The market prices of debt securities generally fluctuate inversely with changes in interest rates so that the value of investments in such securities can be expected to decrease as interest rates rise and increase as interest rates fall. The market prices of longer-term debt securities generally tend to fluctuate more in response to changes in interest rates than shorter-term debt securities.


REITS. The Fund may invest up to 10% of its total assets in REITs. REITs pool investors' funds for investment primarily in commercial real estate properties or real-estate related loans. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of the REIT's value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code. In addition, investments in REITs may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by REITs in which it invests.


                             RISKS OF INVESTING IN
                         SECURITIES OF FOREIGN ISSUERS

The Fund may invest up to 25% of its total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custo-dial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.

The Fund may invest in securities of issuers determined by the investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers, including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.

Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Fund may be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.

The Fund may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

                             STRATEGIC TRANSACTIONS

The Fund may, but is not required to, use various investment Strategic Transactions described below to facilitate portfolio management and to seek to mitigate risks. Although the Fund's investment adviser seeks to use these transactions to achieve the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options on futures contracts, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps, or options on currencies or currency futures contracts. Collectively, all of the above are referred to as "Strategic Transactions."

The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of certain securities for investment purposes, protect against changes in currency exchange rates, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instrument. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Fund's investment adviser to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. In addition, amounts paid as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

The Fund complies with applicable regulatory requirements when implementing Strategic Transactions, including the segregation of cash and/or liquid securities on the books of the Fund's custodian, as mandated by SEC rules or SEC staff positions. A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.

                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Fund may purchase and sell securities on a when-issued and delayed delivery basis. The Fund accrues no income on such securities until the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price. The value or yield generally available on comparable securities when delivery occurs may be higher than the value or yield on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The Fund will engage in when-issued and delayed delivery transactions for the purpose of acquiring securities consistent with the Fund's investment objective and policies and not for the purpose of investment leverage.

The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.

The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the Fund's investment adviser believes the potential for capital growth has lessened, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions and dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate. The Fund's portfolio turnover rate is reported in the section entitled "Financial Highlights."

TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks, and in investment grade corporate debt securities. Under normal market conditions, the potential for capital growth on these securities will tend to be lower than the potential for capital growth on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.

Investment
Advisory Services

 -------------------------------------------------------------------------------


THE ADVISER. Van Kampen Asset Management is the Fund's investment adviser (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that services more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $123 billion under management or supervision as of June 30, 2007. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor"), is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that provides a wide range of investment banking, securities, investment management and wealth management services. The Adviser's principal office is located at 522 Fifth Avenue, New York, New York 10036.


ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

    AVERAGE DAILY NET ASSETS  % PER ANNUM
---------------------------------------------
    First $500 million           0.75%
..............................................
    Next $500 million            0.70%
..............................................
    Over $1 billion              0.65%
..............................................


Applying this fee schedule, the Fund's effective advisory fee rate was 0.71% of the Fund's average daily net assets for the Fund's fiscal year ended March 31, 2007. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.


The Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.


Both the 1940 Act and the terms of the Fund's Advisory Agreement require that any investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately. On May 30, 2007, the Board of Trustees, and the independent trustees voting separately, last determined that the terms of the Advisory Agreement are fair and reasonable and approved the continuance of the Advisory Agreement as being in the best interests of the Fund and its shareholders; and a discussion regarding the basis for the Board of Trustees' approval of such Advisory Agreement will be included in the Fund's next Semi-Annual Report issued (for the semi-annual period ended September 30, 2007, which should be available in November 2007).


PORTFOLIO MANAGEMENT. The Fund is managed by members of the Adviser's U.S. Growth team. The U.S. Growth team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund's portfolio are Dennis Lynch and David Cohen, each a Managing Director of the Adviser, and Sam Chainani and Alexander T. Norton, each an Executive Director of the Adviser.


Mr. Lynch has been associated with the Adviser in an investment management capacity since 1998 and has been managing the Fund since 2003. Mr. Cohen has been associated with the Adviser in an investment management capacity since 1993 and has been managing the Fund since 2003. Mr. Chainani has been associated with the Adviser as a strategy specialist since 1996 and has been managing the Fund since 2004. Mr. Norton has been associated with the Adviser in an investment management capacity since 2000 and has been managing the Fund since 2005.


Mr. Lynch is the lead manager of the Fund and Messrs. Cohen, Chainani and Norton are co-portfolio managers. Mr. Lynch is responsible for the execution of the overall strategy of the Fund.

The Fund's Statement of Additional Information provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

The composition of the team may change without notice from time to time.

Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL


This Prospectus offers Class I Shares of the Fund. Class I Shares are offered without any sales charges on purchases or sales and without any distribution (12b-1) fee and service fee. Class I Shares are available for purchase exclusively through (i) tax-exempt retirement plans with assets of at least one million dollars (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least one million dollars, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least one million dollars and (v) certain Van Kampen investment companies.


Participants in tax-exempt retirement plans must contact the plan's administrator to purchase shares. For plan administrator contact information, participants should contact their respective employer's human resources department. Participants in fee-based investment programs should contact the program's administrator or their financial adviser to purchase shares. Transactions generally are effected on behalf of a tax-exempt retirement plan participant by the administrator or a custodian, trustee or record keeper for the plan and on behalf of a fee-based investment program participant by their administrator or financial adviser. Institutional clients may purchase shares either directly or through an authorized dealer.

Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and generally has the same rights, except for the differing sales loads, distribution fees, service fees and any related expenses associated with each class of shares, the exclusive voting rights by each class with respect to any distribution plan or service plan for such class of shares, and some classes may have different conversion rights or shareholder servicing options.

                              PRICING FUND SHARES


The offering price of the Fund's shares is based upon the Fund's net asset value per share. The net asset value per share is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m., Eastern time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for Class I Shares is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to Class I Shares, less all liabilities (including accrued expenses) attributable to Class I Shares, by the total number of Class I Shares outstanding.

Such computation is made by using prices as of the close of trading on the Exchange and valuing portfolio securities (i) for which market quotations are readily available at such market quotations (for example, using the last reported sale price for securities listed on a securities exchange or using the mean between the last reported bid and asked prices on unlisted securities) and
(ii) for which market quotations are not readily available and any other assets at their fair value as determined in good faith in accordance with procedures established by the Fund's Board of Trustees. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Annual Report.

Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund's net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares. The Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading.

If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund's net asset value was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Fund's Board of Trustees, an effect of which may be to foreclose opportunities available to market timers or short-term traders. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean of the bid price and asked price of such currencies against the U.S. dollar as quoted by a major bank.

                               HOW TO BUY SHARES


The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 522 Fifth Avenue, New York, New York 10036. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). Dealers and brokers are sometimes referred to herein as authorized dealers.



Shares may be purchased on any business day through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser, who will submit orders to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments.


The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated authorized dealers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund's shares. For more information, please see the Fund's Statement of Additional Information and/or contact your authorized dealer.


The offering price for shares is based upon the next determined net asset value per share after an order is received timely by Investor Services, either directly or from authorized dealers, administrators, financial advisers, custodians, trustees or record keepers.

Purchases completed through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser may involve additional fees charged by such person. Orders received by Investor Services prior to the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers prior to the close of the Exchange that are properly transmitted to Investor Services by the time designated by Investor Services, are priced based on the date of receipt. Orders received by Investor Services after the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers after the close of the Exchange or orders received by such persons that are not transmitted to Investor Services until after the time designated by Investor Services, are priced based on the date of the next determined net asset value per share provided they are received timely by Investor Services on such date. It is the responsibility of authorized dealers, administrators, custodians, trustees, record keepers or financial advisers to transmit orders received by them to Investor Services so they will be received in a timely manner.

The Fund and the Distributor reserve the right to reject or limit any order to purchase Fund shares through exchange or otherwise and to close any shareholder account. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds (as defined below) may result in the Fund rejecting or limiting, in the Fund's or the Distributor's discretion, additional purchases and/or exchanges or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. As used herein, "Participating Funds" refers to Van Kampen investment companies advised by the Adviser and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact their authorized dealer, administrator or financial adviser.


To help the government fight the funding of terrorism and money laundering activities, the Fund has implemented an anti-money laundering compliance program and has designated an anti-money laundering compliance officer. As part of the program, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. The Fund and the Distributor reserve the right to not open your account if this information is not provided. If the Fund or the Distributor is unable to verify your identity, the Fund and the Distributor reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after the account is closed (less any applicable redemption fee or exchange fee) or take any other action required by law.


Redemption of Shares

 -------------------------------------------------------------------------------

Generally, shareholders of Class I Shares of the Fund may redeem for cash some or all of their shares without charge by the Fund (other than any applicable redemption fee or exchange fee) at any time. Participants in tax-exempt retirement plans must contact the plan's administrator to redeem shares. For plan administrator contact information, participants should contact their respective employer's human resources department. Participants in fee-based investment programs must contact the program's administrator or their financial adviser to redeem shares. Institutional clients may redeem shares either directly or through an authorized dealer. Plan administrators, custodians, trustees, record keepers or financial advisers may place redemption requests directly with Investor Services or through an authorized dealer following procedures specified by such authorized dealer.

The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee is paid directly to the Fund and is intended to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by such shareholders, thereby reducing the impact on longer-term shareholders of such costs. For purposes of determining whether the redemption fee applies, shares that were held the longest will be redeemed first. For Fund shares acquired by exchange, the holding period prior to the exchange is not considered in determining whether the redemption fee is applied. The redemption fee and exchange fee are not imposed on redemptions and/or exchanges made (i) through pre-approved asset allocation programs, (ii) on shares received by reinvesting income dividends or capital gain distributions and (iii) by other funds advised by the Adviser or its affiliates.


The redemption fee and exchange fee may not be imposed on transactions that occur through certain omnibus accounts at financial intermediaries. Certain financial intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from the Fund's redemption fee or may impose certain trading restrictions to deter market timing and frequent trading. If you invest in the Fund through a financial intermediary, please read that firm's materials carefully to learn about any other restrictions or fees that may apply.

The redemption price will be the net asset value per share (less any applicable redemption fee or exchange fee) next determined after the receipt by Investor Services of a request in proper form from an administrator, custodian, trustee, record keeper or financial adviser, or by the Distributor from an authorized dealer, provided such order is transmitted to Investor Services or the Distributor by the time designated by Investor Services or the Distributor. It is the responsibility of administrators, financial advisers, custodians, trustees, record keepers and authorized dealers to transmit redemption requests received by them to Investor Services or the Distributor so they will be received prior to such time. Redemptions completed through an administrator, custodian, trustee, record keeper, financial adviser or authorized dealer may involve additional fees charged by such person.


Payment for shares redeemed generally will be mailed within seven days after receipt by Investor Services of the redemption request in proper form. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A taxable gain or loss may be recognized by a shareholder upon redemption of shares, including if the redemption proceeds are paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such in-kind securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase.


Upon learning that a shareholder of Class I Shares has ceased his or her participation in the plan or program, the Fund shall convert all Class I Shares held by the shareholder to Class A Shares of the Fund (which are described and offered in a separate prospectus). The failure of a shareholder of a fee-based investment program to satisfy any minimum investment requirement will not constitute a conversion event. Such conversion will be on the basis of the relative net asset values of the shares, without imposition of any sales load, fee or other charge.

Distributions from
the Fund

 -------------------------------------------------------------------------------

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

DIVIDENDS. Dividends from stocks and interest from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Trustees, is to distribute at least annually all, or substantially all, of its net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services

 -------------------------------------------------------------------------------

Participants in tax-exempt retirement plans and fee-based investment programs eligible to purchase the shares of the Fund must contact the administrator or their financial adviser to purchase, redeem or exchange shares. Certain shareholder services may only be available to tax-exempt retirement plan participants through a plan administrator. Participants should contact the appropriate tax-exempt retirement plan administrator for information regarding the administration of participants' investments in the shares.

Frequent Purchases and
Redemptions of Fund
Shares

 -------------------------------------------------------------------------------

Frequent purchases and redemptions of Fund shares by Fund shareholders ("market-timing" or "short-term trading") may present risks for long-term shareholders of the Fund, which may include, among other things, diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of the Fund's portfolio, increasing trading and administrative costs, incurring unwanted taxable gains, and forcing the Fund to hold excess levels of cash.


The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders, and the Fund's Board of Trustees has adopted policies and procedures to deter such frequent purchases and redemptions. The Fund's policies with respect to purchases, redemptions and exchanges of Fund shares are described in the "Fees and Expenses of the Fund," "Purchase of Shares," "Redemption of Shares" and "Shareholder Services" sections of this Prospectus. The Fund's policies with respect to valuing portfolio securities are described in the "Purchase of Shares" section of this Prospectus. Except as described in each of these sections and with respect to omnibus accounts, the Fund's policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment advisers, broker dealers, transfer agents, third party administrators and insurance companies, the Fund
(i) has requested assurance that such intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market timing concerns and has instructed such intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Fund's policies with respect to frequent purchases, exchanges and redemptions of Fund shares. On omnibus accounts at intermediaries, the intermediary generally does not provide specific shareholder transaction information to the Fund on individual shareholder accounts on an ongoing basis. Therefore, to some extent, the Fund relies on the intermediaries to monitor frequent short-term trading by shareholders. As part of the Fund's or the Distributor's agreements with intermediaries, the intermediaries are required to provide certain shareholder identification and transaction information upon the Fund's request. The Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that the Fund will be able to identify or prevent all market-timing activity.

Federal Income Taxation

 -------------------------------------------------------------------------------


Distributions of the Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gain, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder (assuming such shares are held as a capital asset).


Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Current law provides for reduced U.S. federal income tax rates on (i) long-term capital gains received by individuals and (ii) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rates for capital gains generally apply to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and cease to apply for taxable years beginning after December 31, 2010. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2010. Fund shareholders, as well as the Fund itself, must also satisfy certain holding period and other requirements in order for the reduced rate for dividends to apply. Because the Fund intends to invest primarily in common stocks and other equity securities, ordinary income dividends paid by the Fund should be eligible for the reduced rate applicable to "qualified dividend income." No assurance can be given as to what percentage of the ordinary income dividends paid by the Fund will consist of "qualified dividend income." To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains.

The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers on the sale or exchange of shares is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2010).

Backup withholding rules require the Fund, in certain circumstances, to withhold 28% (through 2010) of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable), or who are otherwise subject to backup withholding.

Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Under current law, the Fund may pay "interest-related dividends" and "short-term capital gain dividends" to its foreign shareholders without having to withhold on such dividends at the 30% rate. The amount of "interest-related dividends" that the Fund may pay each year is limited to the amount of qualified interest income received by the Fund during that year, less the amount of the Fund's expenses properly allocable to such interest income. The amount of "short-term capital gain dividends" that the Fund may pay each year generally is limited to the excess of the Fund's net short-term capital gains over its net long-term capital losses, without any reduction for the Fund's expenses allocable to such gains (with exceptions for certain gains). The exemption from 30% withholding tax for "short-term capital gain dividends" does not apply with respect to foreign shareholders that are present in the United States for more than 182 days during the taxable year. If the Fund's income for a taxable year includes "qualified interest income" or net short-term capital gains, the Fund may designate dividends as "interest-related dividends" or "short-term capital gain dividends" by written notice mailed to its foreign shareholders not later than 60 days after the close of the Fund's taxable year. Foreign shareholders must provide documentation to the Fund certifying their non-United States status. These provisions apply to dividends paid by the Fund with respect to the Fund's taxable years beginning on or after January 1, 2005 and will cease to apply to dividends paid by the Fund with respect to the Fund's taxable years beginning after December 31, 2007. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares of the Fund.


The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, plus any amounts that were not distributed in previous taxable years, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.

The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

Disclosure of
Portfolio Holdings

 -------------------------------------------------------------------------------

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.

Financial Highlights

 -------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including taxes on Fund distributions or redemptions). The information has been audited by Ernst & Young LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's most recent financial statements may be obtained without charge from our web site at www.vankampen.com or by calling the telephone number on the back cover of this Prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Fund's Annual Report.


                                                                                     AUGUST 12, 2005
                                                                   YEAR ENDED         (COMMENCEMENT
                                                                   MARCH 31,        OF OPERATIONS) TO
CLASS I SHARES                                                        2007            MARCH 31, 2006
------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....................         $27.30               $24.01
                                                                     ------               ------
  Net Investment Income/Loss................................            .01(a)              (.08)(a)
  Net Realized and Unrealized Gain..........................            .86                 4.09
                                                                     ------               ------
Total from Investment Operations............................            .87                 4.01
Less Distributions from Net Realized Gain...................           1.37                  .72
                                                                     ------               ------
Net Asset Value, End of the Period..........................         $26.80               $27.30
                                                                     ------               ------

Total Return................................................          3.28%(b)            16.93%*(b)
Net Assets at End of the Period (In millions)...............         $ 10.2               $  2.9
Ratio of Expenses to Average Net Assets.....................          1.02%                1.07%
Ratio of Net Investment Income/Loss to Average Net Assets...           .05%                (.48%)
Portfolio Turnover..........................................            61%                  86%


* Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
   - Call your broker
   - WEB SITE
     www.vankampen.com

DEALERS
   - WEB SITE
     www.vankampen.com
   - VAN KAMPEN INVESTMENTS 800-421-5666


VAN KAMPEN MID CAP GROWTH FUND


522 Fifth Avenue


New York, New York 10036


Investment Adviser
VAN KAMPEN ASSET MANAGEMENT

522 Fifth Avenue


New York, New York 10036


Distributor
VAN KAMPEN FUNDS INC.

522 Fifth Avenue


New York, New York 10036


Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 947
Jersey City, New Jersey 07303-0947
Attn: Van Kampen Mid Cap Growth Fund

Custodian
STATE STREET BANK AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111
Attn: Van Kampen Mid Cap Growth Fund

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

--------------------------------------------------------------------------------
  Van Kampen Mid Cap Growth Fund
  A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

  You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.


  You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling 800.847.2424. Free copies of the Fund's reports and its Statement of Additional Information are available from our web site at www.vankampen.com.


  Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at
  202.551.8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

  This Prospectus is dated

  July 31, 2007


  CLASS I SHARES

  The Fund's Investment Company Act File No. is 811-04805.
--------------------------------------------------------------------------------

                                                         Van Kampen Funds Inc.

                                                  1 Parkview Plaza - Suite 100

                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555
                                                             www.vankampen.com


                  Copyright (C)2007 Van Kampen Funds Inc. All rights reserved.

                                                              Member NASD/SIPC


                                                                 GF PRO I 7/07

     (VAN KAMPEN INVESTMENTS LOGO)

                                         MUTUAL FUNDS

                                         Van Kampen
                                         Select Growth Fund

                                         ---------------------------------------
                                         This Prospectus is dated

                                         July 31, 2007


                                         CLASS A SHARES
                                         CLASS B SHARES
                                         CLASS C SHARES

     (VAN KAMPEN INVESTMENTS LOGO)


                                        Van Kampen Select Growth Fund's
                                        investment objective is to seek
                                        capital appreciation. The Fund's
                                        investment adviser seeks to achieve
                                        the Fund's investment objective by
                                        investing primarily in a portfolio of
                                        common stocks and other equity
                                        securities of growth companies.


                                        Shares of the Fund have not been
                                        approved or disapproved by the
                                        Securities and Exchange Commission
                                        (SEC) or any state regulator, and
                                        neither the SEC nor any state
                                        regulator has passed upon the accuracy
                                        or adequacy of this Prospectus. Any
                                        representation to the contrary is a
                                        criminal offense.

Table of Contents


Risk/Return Summary.........................................   3
Fees and Expenses of the Fund...............................   6
Investment Objective, Principal Investment
Strategies and Risks........................................   7
Investment Advisory Services................................  11
Purchase of Shares..........................................  13
Redemption of Shares........................................  21
Distributions from the Fund.................................  24
Shareholder Services........................................  24
Frequent Purchases and Redemptions of Fund Shares...........  26
Federal Income Taxation.....................................  27
Disclosure of Portfolio Holdings............................  28
Financial Highlights........................................  29


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek capital appreciation.

                        PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of common stocks and other equity securities of growth companies. The Fund's investment adviser uses a bottom-up stock selection process seeking attractive growth opportunities on an individual company basis. The Fund's investment adviser believes that stock prices are driven by expected earnings growth, the expected long-term sustainability of that growth and the market's valuation of those factors. Therefore, in selecting securities for investment, the Fund's investment adviser seeks those companies that it believes are currently mispriced based on growth expectations and the sustainability of that growth in the market. The Fund's investment adviser generally sells securities of a company when it believes the company's growth potential, and/or the sustainability of that growth, flattens or declines.



The Fund may invest in companies of any size. The Fund emphasizes a strategy that generally focuses its investments in a relatively small number of companies and may invest up to (but not including) 25% of its total assets in a single issuer. The Fund may also invest all or a portion of its total assets in securities of foreign issuers. The Fund may invest up to 10% of its total assets in real estate investment trusts ("REITs"). The Fund may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts (collectively, also referred to in this Prospectus as Strategic Transactions), for various portfolio management purposes, including to facilitate portfolio management and to mitigate risks.


                           PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. The Fund emphasizes a growth style of investing. The market values of growth securities may be more volatile than other types of investments. The returns on growth securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund's investments will vary and at times may be lower or higher than that of other types of investments. During an overall stock market decline, stock prices of smaller- and medium-sized companies (in which the Fund may invest) often fluctuate more and may fall more than stock prices of larger-sized companies. Historically, smaller- and medium-sized company stocks have sometimes gone through extended periods when they did not perform as well as stocks of larger-sized companies. The Fund may from time to time emphasize certain sectors of the market. To the extent the Fund invests a significant portion of its assets in securities of companies in the same sector of the market, the Fund is more susceptible to economic, political, regulatory and other occurrences influencing those sectors.


FOREIGN RISKS. Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues. The Fund may also invest in issuers in developing or emerging market countries, which are subject to greater risks than investments in securities of issuers in developed countries.


RISKS OF INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS"). Investing in REITs makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. In addition, REITs depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs must comply with certain requirements of the federal income tax law to maintain their federal income tax status. Investments in REITs may involve duplication of management fees and certain other expenses.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts and options on futures contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.


                                INVESTOR PROFILE

In light of the Fund's investment objective and principal investment strategies, the Fund may be appropriate for investors who:

- Seek capital appreciation over the long-term

- Do not seek current income from their investment

- Can withstand substantial volatility in the value of their shares of the Fund

- Seek a fund with an investment strategy which selects a relatively small number of companies

- Wish to add to their investment portfolio a fund that emphasizes a growth style of investing in a portfolio of common stocks

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other govern-ment agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the six calendar years prior to the date of this Prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that past performance of the Fund is not indicative of its future performance.


[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
2001                                                                            -37.94
2002                                                                            -27.81
2003                                                                             27.32
2004                                                                              9.87
2005                                                                              5.27
2006                                                                              5.38


The Fund's return for the six-month period ended June 30, 2007 for Class A Shares was 9.68%. As a result of market activity, current performance may vary from the figures shown.


The annual returns of the Fund's Class B Shares and Class C Shares would have similar variability from year to year as shown in the preceding chart for Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.

During the six-year period shown in the bar chart, the highest quarterly return for Class A Shares was 12.92% (for the quarter ended December 31, 2001) and the lowest quarterly return for Class A Shares was -29.50% (for the quarter ended March 31, 2001).


                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Russell 1000(R) Growth Index*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures include the maximum sales charges paid by investors. The index's performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index.



In addition to before tax returns for each class of shares, the table shows after tax returns for the Fund's Class A Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. The after tax returns for the Fund's Class B Shares and Class C Shares will vary from the Class A Shares' returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after tax return may be higher than the before tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.


Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2006 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance (before and after taxes) of the Fund is not indicative of its future performance.



    AVERAGE ANNUAL
    TOTAL RETURNS
    FOR THE
    PERIODS ENDED                  PAST     PAST       SINCE
    DECEMBER 31, 2006             1 YEAR   5 YEARS   INCEPTION
--------------------------------------------------------------
    Van Kampen Select Growth
    Fund -- Class A Shares

      Return Before Taxes         -0.70%    1.09%      -9.15%(1)

      Return After Taxes on
      Distributions               -0.70%    1.09%      -9.15%(1)

      Return After Taxes on
      Distributions and Sale of
      Fund Shares                 -0.45%    0.93%      -7.42%(1)
    Russell 1000(R) Growth Index
    *                              9.07%    2.69%      -5.59%(1)
...................................................................
    Van Kampen Select Growth
    Fund -- Class B Shares
      Return Before Taxes         -0.36%    1.22%      -9.00%(1)
    Russell 1000(R) Growth Index
    *                              9.07%    2.69%      -5.59%(1)
...................................................................
    Van Kampen Select Growth
    Fund -- Class C Shares
      Return Before Taxes          3.64%    1.51%      -9.00%(1)
    Russell 1000(R) Growth Index
    *                              9.07%    2.69%      -5.59%(1)
...................................................................



Return information is provided since: (1) 6/26/00.



* The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those Russell 1000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index is an index of the 1,000 largest U.S. companies based on total market capitalization.

Fees and Expenses
of the Fund

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                           CLASS A      CLASS B      CLASS C
                           SHARES       SHARES       SHARES
----------------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
----------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of offering
price)                      5.75%(1)      None         None
.................................................................
Maximum deferred sales
charge (load)(as a
percentage of the lesser
of original purchase
price or redemption
proceeds)                    None(2)     5.00%(3)     1.00%(4)
.................................................................
Maximum sales charge
(load) imposed on
reinvested dividends         None         None         None
.................................................................
Redemption fee(5)           2.00%        2.00%        2.00%
.................................................................
Exchange fee(5)             2.00%        2.00%        2.00%
.................................................................
Account Maintenance (Low
Balance) Fee (for
accounts under $750)(6)    $12/yr       $12/yr       $12/yr
.................................................................

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets and are based on expenses incurred during the Fund's fiscal year ended March 31,
2007)
----------------------------------------------------------------
Management fees             0.75%        0.75%        0.75%
.................................................................
Distribution and/or
service (12b-1) fees(7)     0.25%        1.00%(8)     1.00%(8)
.................................................................
Other expenses              0.72%        0.73%        0.73%
.................................................................
Total annual fund
operating expenses          1.72%        2.48%        2.48%
.................................................................


(1) Reduced for purchases of $50,000 and over. See "Purchase of Shares -- Class A Shares."

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within eighteen months of purchase. See "Purchase of Shares -- Class A Shares."

(3) The maximum deferred sales charge is 5.00% in the first year after purchase and declines thereafter as follows:

                         Year 1-5.00%
                         Year 2-4.00%
                         Year 3-3.00%
                         Year 4-2.50%
                         Year 5-1.50%
                         After-None

    See "Purchase of Shares -- Class B Shares."

(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."

(5) The redemption fee and the exchange fee apply to the proceeds of Fund shares that are redeemed or exchanged within seven days of purchase. See "Redemption of Shares" for more information on when the fees apply.


(6) Commencing in November 2007; see "Purchase of Shares -- How to Buy Shares" for a description of the fee, including exceptions.



(7) Class A Shares are subject to a combined annual distribution and service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."



(8) While Class B Shares and Class C Shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 and service fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A Shares.


Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         ONE       THREE        FIVE        TEN
                         YEAR      YEARS       YEARS       YEARS
---------------------------------------------------------------------
Class A Shares           $740      $1,086      $1,455      $2,488
......................................................................
Class B Shares           $751      $1,073      $1,471      $2,629*
......................................................................
Class C Shares           $351      $  773      $1,321      $2,816
......................................................................

You would pay the following expenses if you did not redeem your shares:


                         ONE       THREE        FIVE        TEN
                         YEAR      YEARS       YEARS       YEARS
---------------------------------------------------------------------
Class A Shares           $740      $1,086      $1,455      $2,488
......................................................................
Class B Shares           $251      $  773      $1,321      $2,629*
......................................................................
Class C Shares           $251      $  773      $1,321      $2,816
......................................................................


* Based on conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased.

Investment Objective,
Principal Investment
Strategies and Risks

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek capital appreciation. Any income received from portfolio securities is incidental to the Fund's investment objective. The Fund's investment objective may be changed by the Fund's Board of Trustees without shareholder approval, but no change is anticipated. If the Fund's investment objective changes, the Fund will notify shareholders and shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.

                              PRINCIPAL INVESTMENT
                              STRATEGIES AND RISKS


Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of common stocks and other equity securities of growth companies. The Fund's primary approach is to seek what the Fund's investment adviser believes to be attractive growth opportunities on an individual company basis. The Fund's investment adviser uses a bottom-up disciplined style of investing that emphasizes the analysis of individual stocks rather than economic and market cycles. The Fund's investment adviser relies on its research capabilities and company/analyst meetings in reviewing companies. The Fund's investment adviser believes that stock prices are driven by expected earnings growth, the expected long-term sustainability of that growth and the market's valuation of those factors. Therefore, in selecting securities for investment, the Fund's investment adviser seeks those companies that it believes are currently mispriced based on growth expectations and the sustainability of that growth in the market. The Fund generally seeks companies that appear to be positioned to produce an attractive level of future earnings through the development of new products, services or markets or as a result of changing markets or industry conditions. The Fund's investment adviser expects that many of the companies in which the Fund invests may, at the time of investment, be experiencing higher rates of earnings growth than average. The securities of such companies may trade at higher price to earnings ratios relative to more established companies and rates of earnings growth may be volatile.



The Fund does not limit its investments to any single group or type of security. The Fund may invest in unseasoned issuers or in securities involving special circumstances, such as initial public offerings, companies with new management or management reliant upon one or a few key people, special products and techniques, limited or cyclical product lines, services, markets or resources, or unusual developments, such as acquisitions, mergers, liquidations, bankruptcies or leveraged buyouts. Investments in unseasoned companies or companies with special circumstances (in which the Fund may invest) often involve much greater risks than are inherent in other types of investments and securities of such companies may be more likely to experience unexpected fluctuations in price. In addition, investments made in anticipation of future events may, if the events are delayed or never achieved, decline in value.



The Fund emphasizes a strategy that focuses on larger investments in a few companies rather than smaller investments in a large number of companies. To the extent the Fund focuses its investments in this way, it may be subject to more risk than a more broadly diversified fund because changes affecting a single issuer may cause greater fluctuations in the value of the Fund's shares. The Fund's investment adviser believes that an effective way to maximize return and reduce the risks associated with its focused investment approach is through a program of intensive research, careful selection of individual securities and continual supervision of the Fund's portfolio. In addition, the Fund's stock selection process may result in a significant portion of the Fund's assets being invested in companies in the same industry or sector of the market. To the extent the Fund's investments are invested in this way, it may be more susceptible to economic, political, regulatory and other occurrences influencing those industries or market sectors.


The Fund may invest in companies of any size. To the extent the Fund invests in securities of smaller- and medium-sized companies, the Fund will be subject to risks of such securities, including being subject to more abrupt or erratic market movements of such securities compared to securities of larger-sized companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger-sized companies. From time to time, under various market conditions, the Fund may favor one market capitalization over another.

The Fund may dispose of a security whenever, in the opinion of the Fund's investment adviser, factors indicate it is advisable to do so. The Fund's investment adviser generally sells securities of a company when it believes the company's growth potential, and/or the sustainability of that growth, flattens or declines. Other factors may include changes in the company's operations or relative market performance, changes in the appreciation possibilities offered by individual securities, changes in the market trends or other factors affecting an individual security, changes in economic or market factors in general or with respect to a particular industry, and other circumstances bearing on the desirability of a given investment. In addition, if an individual stock position appreciates to a point where it begins to account for a larger percentage of the Fund's assets, the Fund's investment adviser may sell a portion of the position held.

The Fund invests primarily in common stocks and also may invest in other equity securities, including preferred stocks, convertible securities and rights and warrants to purchase common or preferred stock.

COMMON STOCKS. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

PREFERRED STOCK. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.


REITS. The Fund may invest up to 10% of its total assets in REITs. REITs pool investors' funds for investment primarily in commercial real estate properties or real-estate related loans. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of the REIT's value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code. In addition, investments in REITs may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by REITs in which it invests.


                             RISKS OF INVESTING IN
                         SECURITIES OF FOREIGN ISSUERS

The Fund may invest all or a portion of its total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.

The Fund may invest in securities of issuers determined by the investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers, including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.

Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Fund may be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.

The Fund may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

                             STRATEGIC TRANSACTIONS

The Fund may, but is not required to, use various investment Strategic Transactions, including options, futures contracts and options on futures contracts, in several different ways depending upon the status of the Fund's investments and the expectations of the Fund's investment adviser concerning the securities or currency markets. Although the Fund's investment adviser seeks to use these transactions to achieve the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.

In times of stable or rising securities prices, the Fund generally seeks to be fully invested. Even when the Fund is fully invested, however, prudent management requires that at least a small portion of assets be available as cash to honor redemption requests and for other short-term needs. The Fund may also have cash on hand that has not yet been invested. The portion of the Fund's assets that is invested in cash or cash equivalents does not fluctuate with overall market prices, so that, in times of rising market prices, the Fund may underperform the market in proportion to the amount of cash or cash equivalents in its portfolio. By purchasing index options or futures contracts, however, the Fund can compensate for the cash portion of its assets.

The Fund can engage in options transactions on securities (or stock index options or options on futures contracts) to attempt to manage the Fund's risk in advancing or declining markets. For example, the value of a put option generally increases as the value of the underlying security declines. Value is protected against a market decline to the degree the performance of the put correlates with the performance of the Fund's investment portfolio. If the market remains stable or advances, the Fund is not obligated to exercise the put and its portfolio will participate in the advance, having incurred only the premium cost for the put.

The Fund may purchase and sell listed and over-the-counter options ("OTC Options"). OTC Options are subject to certain additional risks including default by the other party to the transaction and the liquidity of the transactions.

The Fund may use futures contracts in many ways. For example, if the Fund's investment adviser forecasts a market decline, the Fund may seek to reduce its exposure to the securities markets by increasing its cash position. By selling stock index futures contracts instead of portfolio securities, a similar result can be achieved to the extent that the performance of the futures contracts correlates to the performance of the Fund's portfolio securities. Sales of futures contracts frequently may be accomplished more rapidly and at less cost than the actual sale of securities. Once the desired hedged position has been reached, the Fund could then liquidate securities in a more deliberate manner.

In certain cases, the options and futures contracts markets provide investment or risk management opportunities that are not available from direct investments in underlying securities. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the options and futures contracts markets rather than purchasing or selling portfolio securities. However, such transactions involve risks different from those involved with direct investments in underlying securities. For example, there may be an imperfect correlation between the value of the instruments and the underlying assets. In addition, the use of these transactions includes the risks of default by the other party to certain transactions. The Fund may incur losses in using these transactions that partially or completely offset gains in portfolio positions. These transactions may not be liquid and involve manager risk. In addition, such transactions may involve commissions and other costs, which may increase the Fund's expenses and reduce its return.

The Fund complies with applicable regulatory requirements when implementing Strategic Transactions, including the segregation of cash and/or liquid securities on the books of the Fund's custodian, as mandated by SEC rules or SEC staff positions. A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.

                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.

The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the Fund's investment adviser believes the potential for capital appreciation has lessened, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions and dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate. The Fund's portfolio turnover rate is reported in the section entitled "Financial Highlights."

TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.

Investment Advisory Services

 -------------------------------------------------------------------------------


THE ADVISER. Van Kampen Asset Management is the Fund's investment adviser (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that services more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $123 billion under management or supervision as of June 30, 2007. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor"), is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that provides a wide range of investment banking, securities, investment management and wealth manage-ment services. The Adviser's principal office is located at 522 Fifth Avenue, New York, New York 10036.


ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

    AVERAGE DAILY NET ASSETS  % PER ANNUM
---------------------------------------------
    First $500 million           0.75%
..............................................
    Next $500 million            0.70%
..............................................
    Over $1 billion              0.65%
..............................................


Applying this fee schedule, the Fund's effective advisory fee rate was 0.75% of the Fund's average daily net assets for the Fund's fiscal year ended March 31, 2007. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.


The Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.


Both the 1940 Act and the terms of the Fund's Advisory Agreement require that any investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately. On May 30, 2007, the Board of Trustees, and the independent trustees voting separately, last determined that the terms of the Advisory Agreement are fair and reasonable and approved the continuance of the Advisory Agreement as being in the best interests of the Fund and its shareholders; and a discussion regarding the basis for the Board of Trustees' approval of such Advisory Agreement will be included in the Fund's next Semi-Annual Report issued after such determination (for the semi-annual period ended September 30, 2007, which should be available in November 2007).



PORTFOLIO MANAGEMENT. The Fund is managed by members of the Adviser's Multi-Cap Growth team. The Multi-Cap Growth team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund's portfolio are Gary M. Lewis, a Managing Director of the Adviser, Dudley Brickhouse, Janet Luby and Matthew Hart, each an Executive Director of the Adviser, and Scott Miller, a Vice President of the Adviser.



Mr. Lewis has been associated with the Adviser in an investment management capacity since 1986 and has been managing the Fund since 2000. Mr. Brickhouse has been associated with the Adviser in an investment management capacity since 1997 and has been managing the Fund since 2000. Ms. Luby has been associated with the Adviser in an investment management capacity since 1995 and has been managing the Fund since 2000. Mr. Hart has been associated with the Adviser in an investment management capacity since 1997 and has been managing the Fund since 2000. Mr. Miller has been associated with the Adviser in an investment management capacity since 2001 and has been managing the Fund since 2001.



Mr. Lewis is the lead manager of the Fund and Messrs. Brickhouse, Hart and Miller and Ms. Luby are co-portfolio managers. Each team member is responsible for specific sectors. All team members are responsible for the day-to-day management of the Fund and Mr. Lewis is responsible for the execution of the overall strategy of the Fund.


The Fund's Statement of Additional Information provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

The composition of the team may change without notice from time to time.

Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL

This Prospectus offers three classes of shares of the Fund, designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares. As described more fully below, each class of shares offers a distinct structure of sales charges, distribution and service fees and other features that are designed to address a variety of needs.

Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.

                              PRICING FUND SHARES

The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). Differences in net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be due to the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.

The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m., Eastern time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding.

Such computation is made by using prices as of the close of trading on the Exchange and valuing portfolio securities (i) for which market quotations are readily available at such market quotations (for example, using the last reported sale price for securities listed on a securities exchange or using the mean between the last reported bid and asked prices on unlisted securities) and
(ii) for which market quotations are not readily available and any other assets at their fair value as determined in good faith in accordance with procedures established by the Fund's Board of Trustees. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Annual Report.

Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund's net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares. The Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading.

If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund's net asset value was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Fund's Board of Trustees, an effect of which may be to foreclose opportunities available to market timers or short-term traders. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean of the bid price and asked price of such currencies against the U.S. dollar as quoted by a major bank.

                       DISTRIBUTION PLAN AND SERVICE PLAN

The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund also has adopted a service plan (the "Service Plan") with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.

The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the NASD. The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares.

To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.

                               HOW TO BUY SHARES


The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 522 Fifth Avenue, New York, New York 10036. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). Dealers and brokers are sometimes referred to herein as authorized dealers.


Shares may be purchased on any business day by completing the account application form and forwarding it, directly or through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.

The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated authorized dealers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund's shares. For more information, please see the Fund's Statement of Additional Information and/or contact your authorized dealer.


The offering price for shares is based upon the next determined net asset value per share (plus sales charges, where applicable) after an order is received timely by Investor Services, either directly or from authorized dealers, administrators, financial advisers, custodians, trustees or record keepers. Purchases completed through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser may involve additional fees charged by such person. Orders received by Investor Services prior to the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers prior to the close of the Exchange that are properly transmitted to Investor Services by the time designated by Investor Services, are priced based on the date of receipt. Orders received by Investor Services after the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers after the close of the Exchange or orders received by such persons that are not transmitted to Investor Services until after the time designated by Investor Services, are priced based on the date of the next determined net asset value per share provided they are received timely by Investor Services on such date. It is the responsibility of authorized dealers, administrators, custodians, trustees, record keepers or financial advisers to transmit orders received by them to Investor Services so they will be received in a timely manner.


The Fund and the Distributor reserve the right to reject or limit any order to purchase Fund shares through exchange or otherwise and to close any shareholder account. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds (as defined below) may result in the Fund rejecting or limiting, in the Fund's or the Distributor's discretion, additional purchases and/or exchanges or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. As used herein, "Participating Funds" refers to Van Kampen investment companies advised by the Adviser and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by visiting our web site at www.vankampen.com, by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 947, Jersey City, New Jersey 07303-0947, or by telephone at (800) 847-2424.


Except as described below, the minimum initial investment amount when establishing a new account with the Fund is $1,000 for each class of shares for regular accounts; $500 for each class of shares for retirement accounts; and $50 for each class of shares for accounts participating in a systematic investment program. The minimum subsequent investment is $50 for each class of shares and all account types, except as described below. The Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has a balance of less than $500. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase (subject to any applicable sales charges) the number of additional shares needed to bring the account value to $500.



The minimum initial and subsequent investment requirements are not applicable to
(i) certain omnibus accounts at financial intermediaries, (ii) employer sponsored retirement plan accounts or pre-approved asset allocation plan accounts and (iii) qualified state tuition plan (529 plan) accounts. In addition, the minimum initial and subsequent investment requirements are not applicable to transactions conducted in any type of account resulting from (i) dividend reinvestment and dividend diversification, (ii) systematic exchange plans, (iii) unit investment trust dividend reinvestments, (iv) conversions of Class B Shares to Class A Shares, and (v) transfers between certain types of accounts, transfers from other custodians and/or transfers of ownership.

Effective November 2007, a low balance fee of $12 per year will be deducted in November of each year from all accounts with a value less than $750. This fee will be payable to the transfer agent and will be used by the transfer agent to offset amounts that would otherwise be payable by the Fund to the transfer agent under the transfer agency agreement. The low balance fee is not applicable to
(i) certain omnibus accounts at financial intermediaries, (ii) fund of funds accounts, (iii) qualified state tuition plan (529 plan) accounts, (iv) accounts participating in a systematic investment plan that have been in existence for less than 12 months, (v) accounts participating in a systematic exchange plan,
(vi) accounts participating in a unit investment trust dividend reinvestment plan that have been in existence for less than 12 months and (vii) certain accounts established through a broker for which the transfer agent does not have discretion to initiate transactions.



To help the government fight the funding of terrorism and money laundering activities, the Fund has implemented an anti-money laundering compliance program and has designated an anti-money laundering compliance officer. As part of the program, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. The Fund and the Distributor reserve the right to not open your account if this information is not provided. If the Fund or the Distributor is unable to verify your identity, the Fund and the Distributor reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after the account is closed (minus any applicable sales or other charges) or take any other action required by law.


                                 CLASS A SHARES

Class A Shares of the Fund are sold at the offering price, which is net asset value plus an initial maximum sales charge of up to 5.75% (or 6.10% of the net amount invested), reduced on investments of $50,000 or more as follows:

                                 CLASS A SHARES
                             SALES CHARGE SCHEDULE*

                                    AS % OF        AS % OF
    SIZE OF                         OFFERING      NET AMOUNT
    INVESTMENT                       PRICE         INVESTED
----------------------------------------------------------------
    Less than $50,000                5.75%          6.10%
.................................................................
    $50,000 but less than
    $100,000                         4.75%          4.99%
.................................................................
    $100,000 but less than
    $250,000                         3.75%          3.90%
.................................................................
    $250,000 but less than
    $500,000                         2.75%          2.83%
.................................................................
    $500,000 but less than
    $1,000,000                       2.00%          2.04%
.................................................................
    $1,000,000 or more                 **             **
.................................................................

 * The actual sales charge that may be paid by an investor may differ slightly from the sales charge shown above due to rounding that occurs in the calculation of the offering price and in the number of shares purchased.


** No sales charge is payable at the time of purchase on investments in Class A
   Shares of $1 million or more, although such Class A Shares purchased without a sales charge may be subject to a contingent deferred sales charge of 1.00% on certain redemptions made within eighteen months of purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate the historical cost of their shares, as the Fund and authorized dealers may not retain this information.


No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.

                                 CLASS A SHARES
                               QUANTITY DISCOUNTS


Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. A person eligible for a reduced sales charge includes an individual, his or her spouse or equivalent, and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.


Investors must notify the Fund or their authorized dealer at the time of the purchase order whenever a quantity discount is applicable to purchases and may be required to provide the Fund, or their authorized dealer, with certain information or records to verify eligibility for a quantity discount. Such information or records may include account statements or other records for shares of the Fund or other Participating Funds in all accounts (e.g., retirement accounts) of the investor and other eligible persons, as described above, which may include accounts held at the Fund or at other authorized dealers. Upon such notification, an investor will pay the lowest applicable sales charge. Shareholders should retain any records necessary to substantiate the purchase price of the shares, as the Fund and authorized dealers may not retain this information.

Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact the Fund, their authorized dealer or the Distributor.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.

LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the current offering price of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charge previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.

                                 CLASS A SHARES
                               PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of Van Kampen unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value without a sales charge. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor. The Fund reserves the right to modify or terminate this program at any time.

NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value without a sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

 (1) Current or retired trustees or directors of funds advised by Morgan Stanley and any of its subsidiaries and such persons' families and their beneficial accounts.

 (2) Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.


 (3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses or equivalent and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.


 (4) Banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) that have entered into an agreement with the Distributor or one of its affiliates, purchasing shares on behalf of clients participating in a fund supermarket, wrap program, asset allocation program, or other program in which the clients pay an asset-based fee (which may be subject to a minimum flat fee) for: advisory or financial planning services, executing transactions in Participating Fund shares, or for otherwise participating in the program.

 (5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

 (6) Retirement plans funded by the rollovers of assets of Participating Funds from an employer-sponsored retirement plan and established exclusively for the benefit of an individual (specifically including, but not limited to, a Traditional IRA, Roth IRA, SIMPLE IRA, Solo 401(k), Money Purchase or Profit Sharing plan) if:

      (i) the account being funded by such rollover is to be maintained by the same trustee, custodian or administrator that maintained the plan from which the rollover funding such rollover originated, or an affiliate thereof; and

     (ii) the dealer of record with respect to the account being funded by such rollover is the same as the dealer of record with respect to the plan from which the rollover funding such rollover originated, or an affiliate thereof.

 (7) Trusts created under pension, profit sharing or other employee benefit plans (including qualified and non-qualified deferred compensation plans), provided that (a) the total plan assets are at least $1 million or (b) the plan has more than 100 eligible employees. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million.

 (8) Clients of authorized dealers purchasing shares in fixed or flat fee (rather than transaction based fee) brokerage accounts.


 (9) Certain qualified state tuition plans qualifying pursuant to Section 529 of the Code that are approved by the Fund's Distributor.



(10) Unit investment trusts sponsored by the Distributor or its affiliates.


The term "families" includes a person's spouse or equivalent, children and grandchildren under 21 years of age, parents and the parents of the person's spouse or equivalent.


Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, financial planner, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

Eligible purchasers of Class A Shares may also be entitled to reduced or no initial sales charges through certain purchase programs offered by the Fund. For more information, see "Other Purchase Programs" herein.

                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the following table:

                                 CLASS B SHARES
                             SALES CHARGE SCHEDULE

                         CONTINGENT DEFERRED
                            SALES CHARGE
                         AS A PERCENTAGE OF
                            DOLLAR AMOUNT
    YEAR SINCE PURCHASE   SUBJECT TO CHARGE
------------------------------------------------
    First                       5.00%
.................................................
    Second                      4.00%
.................................................
    Third                       3.00%
.................................................
    Fourth                      2.50%
.................................................
    Fifth                       1.50%
.................................................
    Sixth and After              None
.................................................

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate the historical cost of their shares, as the Fund and authorized dealers may not retain this information. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund generally will not accept a purchase order for Class B Shares in the amount of $100,000 or more.

The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of each purchase of Class B Shares until the time of redemption of such shares.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.

Eligible purchasers of Class B Shares may also be entitled to reduced or no contingent deferred sales charges through certain purchase programs offered by the Fund. For more information, see "Other Purchase Programs" herein.


CONVERSION FEATURE. Class B Shares, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from a Participating Fund is determined by reference to the Participating Fund from which such share was originally purchased.



The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.


                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate the historical cost of their shares, as the Fund and authorized dealers may not retain this information. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.


Eligible purchasers of Class C Shares may also be entitled to reduced or no contingent deferred sales charges through certain purchase programs offered by the Fund. For more information, see "Other Purchase Programs" herein.


                              WAIVER OF CONTINGENT
                             DEFERRED SALES CHARGE


The contingent deferred sales charge is waived on redemptions of Class A Shares, Class B Shares and Class C Shares purchased subject to a contingent deferred sales charge (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the amount of the shareholder's investment at the time the plan is established, (iv) if no commission or transaction fee is paid by the Distributor to authorized dealers at the time of purchase of such shares or (v) if made by the Fund's involuntary liquidation of a shareholder's account as described herein. With respect to Class B Shares and Class C Shares, waiver category (iv) above is only applicable with respect to shares sold through certain 401(k) plans. Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption, provided that shares of the Fund are available for sale at the time of reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the Statement of Additional Information or contact your authorized dealer.


                            OTHER PURCHASE PROGRAMS

EXCHANGE PRIVILEGE. Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. For more information regarding the exchange privilege, see the section of this Prospectus entitled "Shareholder Services -- Exchange privilege."


REINSTATEMENT PRIVILEGE. A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of any Participating Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of any Participating Fund with credit given for any contingent deferred sales charge paid on the amount of shares reinstated from such redemption, provided that such shareholder has not previously exercised this reinstatement privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the contingent deferred sales charge applicable to Class C Shares to subsequent redemptions. Reinstatements are made at the net asset value per share (without a sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Participating Fund into which shareholders desire to reinstate their net proceeds of a redemption of shares of the Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in eligible retirement plans for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Participating Fund are available for sale. Shareholders must notify the Distributor or their authorized dealer of their eligibility to participate in the reinstatement privilege and may be required to provide documentation to the Participating Fund.



DIVIDEND DIVERSIFICATION. A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 847-2424 to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any of the Participating Funds so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested. Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.


AVAILABILITY OF INFORMATION. Clear and prominent information regarding sales charges of the Fund and the applicability and availability of discounts from sales charges is available free of charge through our web site at www.vankampen.com, which provides links to the Prospectus and Statement of Additional Information containing the relevant information.

Redemption of Shares

 -------------------------------------------------------------------------------

Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than any applicable sales charge, redemption fee or exchange fee) at any time.

As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer, custodian, trustee or record keeper of a retirement plan account may involve additional fees charged by such person.

The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee is paid directly to the Fund and is intended to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by such shareholders, thereby reducing the impact on longer-term shareholders of such costs. For purposes of determining whether the redemption fee applies, shares that were held the longest will be redeemed first. For Fund shares acquired by exchange, the holding period prior to the exchange is not considered in determining whether the redemption fee is applied. The redemption fee and exchange fee are not imposed on redemptions and/or exchanges made (i) through systematic withdrawal or exchange plans, (ii) through pre-approved asset allocation programs, (iii) by other funds advised by the Adviser or its affiliates, (iv) on shares received by reinvesting income dividends or capital gain distributions and (v) through check writing (with respect to certain fixed-income funds).

The redemption fee and exchange fee may not be imposed on transactions that occur through certain omnibus accounts at financial intermediaries. Certain financial intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from the Fund's redemption fee or may impose certain trading restrictions to deter market timing and frequent trading. If you invest in the Fund through a financial intermediary, please read that firm's materials carefully to learn about any other restrictions or fees that may apply.


Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A taxable gain or loss may be recognized by a shareholder upon redemption of shares, including if the redemption proceeds are paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such in-kind securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase.



WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 947, Jersey City, New Jersey 07303-0947. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name, the class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, a registered securities association or a clearing agency; a savings and loan association; or a federal savings bank.


Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary.

Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer and must accompany a written redemption request. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.

AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor by the time designated by the Distributor. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.

TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 847-2424 to establish the privilege, or may visit our web site at www.vankampen.com to download an Account Services form, which may be completed to establish the privilege. Shares may be redeemed by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures previously described. Requests received by Investor Services prior to the close of the Exchange, generally 4:00 p.m., Eastern time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check or by Automated Clearing House and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account for this account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.

Distributions from the Fund

 -------------------------------------------------------------------------------

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

DIVIDENDS. Dividends from stocks and interest from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Trustees, is to distribute at least annually all, or substantially all, of its net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services

 -------------------------------------------------------------------------------

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.

INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet (restrictions apply to certain account and transaction types). Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without a sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by visiting our web site at www.vankampen.com, by writing to Investor Services or by telephone by calling (800) 847-2424. The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.


AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.

EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor or by visiting our web site at www.vankampen.com.

Shares of the Fund will be assessed an exchange fee of 2% on the proceeds of the exchanged shares held for less than seven days. See "Redemption of Shares" above for more information about when the exchange fee will apply.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.

A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by calling (800) 847-2424, our automated telephone system (which is generally accessible 24 hours a day, seven days a week), or by visiting our web site at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.

The Fund and the Distributor reserve the right to reject or limit any order to purchase Fund shares through exchange or otherwise and to close any shareholder account. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund rejecting or limiting, in the Fund's or the Distributor's discretion, additional purchases and/or exchanges or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment to this exchange privilege.

For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged shares and on any shares previously exchanged for such shares or for any of their predecessors shall be included. If the exchanged shares were acquired through reinvestment, those shares are deemed to have been sold with a sales charge rate equal to the rate previously paid on the shares on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's shares, the shares upon which the highest sales charge rate was previously paid are deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

Frequent Purchases
and Redemptions
of Fund Shares

 -------------------------------------------------------------------------------

Frequent purchases and redemptions of Fund shares by Fund shareholders ("market-timing" or "short-term trading") may present risks for long-term shareholders of the Fund, which may include, among other things, diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of the Fund's portfolio, increasing trading and administrative costs, incurring unwanted taxable gains, and forcing the Fund to hold excess levels of cash.

Certain types of mutual funds may be more susceptible to investors seeking to market time or short-term trade. Mutual funds that invest in securities that primarily are listed on foreign exchanges are subject to the risk that market timers and/or short-term traders may seek to take advantage of time zone differences between the foreign markets on which the mutual fund's portfolio securities trade and the U.S. markets, which generally determine the time as of which the fund's net asset value is calculated ("time-zone arbitrage").


The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders, and the Fund's Board of Trustees has adopted policies and procedures to deter such frequent purchases and redemptions. The Fund's policies with respect to purchases, redemptions and exchanges of Fund shares are described in the "Fees and Expenses of the Fund," "Purchase of Shares," "Redemption of Shares" and "Shareholder Services
-- Exchange privilege" sections of this Prospectus. The Fund's policies with respect to valuing portfolio securities are described in the "Purchase of Shares" section of this Prospectus. Except as described in each of these sections and with respect to omnibus accounts, the Fund's policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment advisers, broker dealers, transfer agents, third party administrators and insurance companies, the Fund (i) has requested assurance that such intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market timing concerns and has instructed such intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Fund's policies with respect to frequent purchases, exchanges and redemptions of Fund shares. On omnibus accounts at intermediaries, the intermediary generally does not provide specific shareholder transaction information to the Fund on individual shareholder accounts on an ongoing basis. Therefore, to some extent, the Fund relies on the intermediaries to monitor frequent short-term trading by shareholders. As part of the Fund's or the Distributor's agreements with intermediaries, the intermediaries are required to provide certain shareholder identification and transaction information upon the Fund's request. The Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that the Fund will be able to identify or prevent all market-timing activity.

Federal Income Taxation

 -------------------------------------------------------------------------------

Distributions of the Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gain, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder (assuming such shares are held as a capital asset).

Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Current law provides for reduced U.S. federal income tax rates on (i) long-term capital gains received by individuals and (ii) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rates for capital gains generally apply to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and cease to apply for taxable years beginning after December 31, 2010. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002 and ceases to apply for taxable years beginning after December 31, 2010. Fund shareholders, as well as the Fund itself, must also satisfy certain holding period and other requirements in order for the reduced rate for dividends to apply. Because the Fund intends to invest primarily in common stocks and other equity securities, a portion of the ordinary income dividends paid by the Fund should be eligible for the reduced rate applicable to "qualified dividend income." No assurance can be given as to what percentage of the ordinary income dividends paid by the Fund will consist of "qualified dividend income." To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains.

The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers on the sale or exchange of shares is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2010).

Backup withholding rules require the Fund, in certain circumstances, to withhold 28% (through 2010) of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable), or who are otherwise subject to backup withholding.

Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Under current law, the Fund may pay "interest-related dividends" and "short-term capital gain dividends" to its foreign shareholders without having to withhold on such dividends at the 30% rate. The amount of "interest-related dividends" that the Fund may pay each year is limited to the amount of qualified interest income received by the Fund during that year, less the amount of the Fund's expenses properly allocable to such interest income. The amount of "short-term capital gain dividends" that the Fund may pay each year generally is limited to the excess of the Fund's net short-term capital gains over its net long-term capital losses, without any reduction for the Fund's expenses allocable to such gains (with exceptions for certain gains). The exemption from 30% withholding tax for "short-term capital gain dividends" does not apply with respect to foreign shareholders that are present in the United States for more than 182 days during the taxable year. If the Fund's income for a taxable year includes "qualified interest income" or net short-term capital gains, the Fund may designate dividends as "interest-related dividends" or "short-term capital gain dividends" by written notice mailed to its foreign shareholders not later than 60 days after the close of the Fund's taxable year. These provisions apply to dividends paid by the Fund with respect to the Fund's taxable years beginning on or after January 1, 2005 and will cease to apply to dividends paid by the Fund with respect to the Fund's taxable years beginning after December 31, 2007.



The Fund may be required to withhold U.S. withholding tax at a rate of 35% from certain distributions to its foreign shareholders that are attributable to dispositions of United States real property interests. Specifically, if the Fund distributes amounts constituting capital gain attributable to the sale or disposition (either by the Fund or by a REIT in which the Fund invests) of a United States real property interest (for example, stock of a REIT or stock of a corporation that invests significantly in real property located in the United States), the Fund may be required to withhold 35% of such distributions. Foreign shareholders who receive such distributions may also be required to pay tax on such distributions at regular graduated rates applicable to United States persons and file a non-resident U.S. federal income tax return. See the Statement of Additional Information for a more detailed discussion.


Foreign shareholders must provide documentation to the Fund certifying their non-United States status. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares of the Fund.

The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, plus any amounts that were not distributed in previous taxable years, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.

The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

Disclosure of
Portfolio Holdings

 -------------------------------------------------------------------------------

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.

    Financial Highlights

     ---------------------------------------------------------------------------

    The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including payment of the maximum sales charge or taxes on Fund distributions or redemptions). The information has been audited by Ernst & Young LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's most recent financial statements, may be obtained without charge from our web site at www.vankampen.com or by calling the telephone number on the back cover of this Prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Fund's Annual Report.

                                                            CLASS A SHARES
                                                         YEAR ENDED MARCH 31,
                                         2007        2006       2005        2004         2003
      -----------------------------------------------------------------------------------------
      Net Asset Value, Beginning of
       the Period.....................  $ 5.57      $ 4.86      $4.74      $ 3.64       $  4.93
                                        ------      ------      -----      ------       -------
       Net Investment Loss............    (.05)(a)    (.05)(a)   (.03)(a)    (.05)(a)      (.04)(a)
       Net Realized and Unrealized
         Gain/Loss....................     .30         .76        .15        1.15         (1.25)
                                        ------      ------      -----      ------       -------
      Total from Investment
       Operations.....................     .25         .71        .12        1.10         (1.29)
                                        ------      ------      -----      ------       -------

      Net Asset Value, End of the
       Period.........................  $ 5.82      $ 5.57      $4.86      $ 4.74       $  3.64
                                        ======      ======      =====      ======       =======

      Total Return....................   4.49%(b)   14.61%(b)   2.53%(b)   30.22%(b)    -26.17%(b)
      Net Assets at End of the Period
       (In millions)..................  $ 28.9      $ 36.5      $41.6      $ 54.5       $  50.9
      Ratio of Expenses to Average Net
       Assets.........................   1.72%       1.69%      1.69%       1.66%         1.66%
      Ratio of Net Investment Loss to
       Average Net Assets.............  (1.00%)      (.89%)     (.64%)     (1.15%)       (1.06%)
      Portfolio Turnover..............    159%        154%       192%        249%          302%

                                                             CLASS B SHARES
                                                          YEAR ENDED MARCH 31,
                                         2007        2006        2005        2004         2003
      --------------------------------  --------------------------------------------------------
      Net Asset Value, Beginning of
       the Period.....................  $ 5.34      $ 4.69      $ 4.60      $ 3.57       $  4.86
                                        ------      ------      ------      ------       -------
       Net Investment Loss............    (.09)(a)    (.08)(a)    (.06)(a)    (.08)(a)      (.07)(a)
       Net Realized and Unrealized
         Gain/Loss....................     .27         .73         .15        1.11         (1.22)
                                        ------      ------      ------      ------       -------
      Total from Investment
       Operations.....................     .18         .65         .09        1.03         (1.29)
                                        ------      ------      ------      ------       -------
      Net Asset Value, End of the
       Period.........................  $ 5.52      $ 5.34      $ 4.69      $ 4.60       $  3.57
                                        ======      ======      ======      ======       =======
      Total Return....................   3.37%(c)   13.86%(c)    1.96%(c)   28.85%(c)    -26.54%(c)
      Net Assets at End of the Period
       (In millions)..................  $ 94.6      $127.7      $157.5      $207.4       $ 191.6
      Ratio of Expenses to Average Net
       Assets.........................   2.48%       2.45%       2.45%       2.41%         2.42%
      Ratio of Net Investment Loss to
       Average Net Assets.............  (1.76%)     (1.65%)     (1.40%)     (1.90%)       (1.82%)
      Portfolio Turnover..............    159%        154%        192%        249%          302%

                                                             CLASS C SHARES
                                                          YEAR ENDED MARCH 31,
                                         2007        2006        2005        2004         2003
      --------------------------------  --------------------------------------------------------
      Net Asset Value, Beginning of
       the Period.....................  $ 5.34      $ 4.69      $ 4.60      $ 3.57       $  4.86
                                        ------      ------      ------      ------       -------
       Net Investment Loss............    (.09)(a)    (.08)(a)    (.06)(a)    (.08)(a)      (.07)(a)
       Net Realized and Unrealized
         Gain/Loss....................     .28         .73         .15        1.11         (1.22)
                                        ------      ------      ------      ------       -------
      Total from Investment
       Operations.....................     .19         .65         .09        1.03         (1.29)
                                        ------      ------      ------      ------       -------
      Net Asset Value, End of the
       Period.........................  $ 5.53      $ 5.34      $ 4.69      $ 4.60       $  3.57
                                        ======      ======      ======      ======       =======
      Total Return....................   3.56%(d)   13.86%(d)    1.96%(d)   28.85%(d)    -26.54%(d)
      Net Assets at End of the Period
       (In millions)..................  $ 21.3      $ 25.9      $ 31.1      $ 42.5       $  42.6
      Ratio of Expenses to Average Net
       Assets.........................   2.48%       2.45%       2.45%       2.41%         2.42%
      Ratio of Net Investment Loss to
       Average Net Assets.............  (1.76%)     (1.65%)     (1.40%)     (1.91%)       (1.82%)
      Portfolio Turnover..............    159%        154%        192%        249%          302%


    (a) Based on average shares outstanding.

    (b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

    (c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

    (d) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
   - Call your broker
   - WEB SITE
     www.vankampen.com
   - FUNDINFO(R)
     Automated Telephone System 800-847-2424

DEALERS
   - WEB SITE
     www.vankampen.com
   - FUNDINFO(R)
     Automated Telephone System 800-847-2424
   - VAN KAMPEN INVESTMENTS 800-421-5666


VAN KAMPEN SELECT GROWTH FUND


522 Fifth Avenue


New York, New York 10036


Investment Adviser
VAN KAMPEN ASSET MANAGEMENT

522 Fifth Avenue


New York, New York 10036


Distributor
VAN KAMPEN FUNDS INC.

522 Fifth Avenue


New York, New York 10036


Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 947
Jersey City, New Jersey 07303-0947
Attn: Van Kampen Select Growth Fund

Custodian
STATE STREET BANK AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111
Attn: Van Kampen Select Growth Fund

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

--------------------------------------------------------------------------------
  Van Kampen Select Growth Fund



  A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

  You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.


  You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling 800.847.2424. Free copies of the Fund's reports and its Statement of Additional Information are available from our web site at www.vankampen.com.


  Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at
  202.551.8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

  This Prospectus is dated

  July 31, 2007


  CLASS A SHARES
  CLASS B SHARES
  CLASS C SHARES

  The Fund's Investment Company Act File No. is 811-04805.
--------------------------------------------------------------------------------

                                                         Van Kampen Funds Inc.

                                                  1 Parkview Plaza - Suite 100

                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555
                                                             www.vankampen.com


                                       Copyright (C)2007 Van Kampen Funds Inc.

                                         All rights reserved. Member NASD/SIPC


                                                                   SG PRO 7/07

     (VAN KAMPEN INVESTMENTS LOGO)

                                         MUTUAL FUNDS

                                         Van Kampen
                                         Select Growth Fund

                                         ---------------------------------------
                                         This Prospectus is dated

                                         July 31, 2007


                                         CLASS I SHARES

     (VAN KAMPEN INVESTMENTS LOGO)


                                        Van Kampen Select Growth Fund's
                                        investment objective is to seek
                                        capital appreciation. The Fund's
                                        investment adviser seeks to achieve
                                        the Fund's investment objective by
                                        investing primarily in a portfolio of
                                        common stocks and other equity
                                        securities of growth companies.


                                        Shares of the Fund have not been
                                        approved or disapproved by the
                                        Securities and Exchange Commission
                                        (SEC) or any state regulator, and
                                        neither the SEC nor any state
                                        regulator has passed upon the accuracy
                                        or adequacy of this Prospectus. Any
                                        representation to the contrary is a
                                        criminal offense.

Table of Contents

Risk/Return Summary.........................................   3
Fees and Expenses of the Fund...............................   6
Investment Objective, Principal Investment
Strategies and Risks........................................   6
Investment Advisory Services................................  11
Purchase of Shares..........................................  12
Redemption of Shares........................................  14
Distributions from the Fund.................................  15
Shareholder Services........................................  16
Frequent Purchases and Redemptions of Fund Shares...........  16
Federal Income Taxation.....................................  17
Disclosure of Portfolio Holdings............................  18

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek capital appreciation.

                        PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of common stocks and other equity securities of growth companies. The Fund's investment adviser uses a bottom-up stock selection process seeking attractive growth opportunities on an individual company basis. The Fund's investment adviser believes that stock prices are driven by expected earnings growth, the expected long-term sustainability of that growth and the market's valuation of those factors. Therefore, in selecting securities for investment, the Fund's investment adviser seeks those companies that it believes are currently mispriced based on growth expectations and the sustainability of that growth in the market. The Fund's investment adviser generally sells securities of a company when it believes the company's growth potential, and/or the sustainability of that growth, flattens or declines.



The Fund may invest in companies of any size. The Fund emphasizes a strategy that generally focuses its investments in a relatively small number of companies and may invest up to (but not including) 25% of its total assets in a single issuer. The Fund may also invest a portion or all of its total assets in securities of foreign issuers. The Fund may invest up to 10% of its total assets in real estate investment trusts ("REITs"). The Fund may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts (collectively, also referred to in this Prospectus as Strategic Transactions), for various portfolio management purposes, including to facilitate portfolio management and to mitigate risks.


                           PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. The Fund emphasizes a growth style of investing. The market values of growth securities may be more volatile than other types of investments. The returns on growth securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund's investments will vary and at times may be lower or higher than that of other types of investments. During an overall stock market decline, stock prices of smaller- and medium-sized companies (in which the Fund may invest) often fluctuate more and may fall more than stock prices of larger-sized companies. Historically, smaller- and medium-sized company stocks have sometimes gone through extended periods when they did not perform as well as stocks of larger-sized companies. The Fund may from time to time emphasize certain sectors of the market. To the extent the Fund invests a significant portion of its assets in securities of companies in the same sector of the market, the Fund is more susceptible to economic, political, regulatory and other occurrences influencing those sectors.


FOREIGN RISKS. Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues. The Fund may also invest in issuers in developing or emerging market countries, which are subject to greater risks than investments in securities of issuers in developed countries.


RISKS OF INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS"). Investing in REITs makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. In addition, REITs depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs must comply with certain requirements of the federal income tax law to maintain their federal income tax status. Investments in REITs may involve duplication of management fees and certain other expenses.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts and options on futures contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Fund's investment objective and principal investment strategies, the Fund may be appropriate for investors who:

- Seek capital appreciation over the long-term

- Do not seek current income from their investment

- Can withstand substantial volatility in the value of their shares of the Fund

- Seek a fund with an investment strategy which selects a relatively small number of companies

- Wish to add to their investment portfolio a fund that emphasizes a growth style of investing in a portfolio of common stocks

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other govern-ment agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund's Class A Shares* over the six calendar years prior to the date of this Prospectus. Remember that past performance of the Fund is not indicative of its future performance.


[BAR GRAPH]

                                                                    CLASS A SHARES'* ANNUAL RETURN
                                                                    ------------------------------
2001                                                                            -37.94
2002                                                                            -27.81
2003                                                                             27.32
2004                                                                              9.87
2005                                                                              5.27
2006                                                                              5.38


* Class I Shares of the Fund have not commenced operations as of July 31, 2007 and therefore do not have a full calendar year of return information to report. The returns shown in the Annual Performance chart above (and in the Comparative Performance chart below) are for Class A Shares of the Fund (which are offered in a separate prospectus). The Class A Shares' sales loads are not reflected in this chart. If these sales loads had been included, the returns shown above would have been lower. The annual returns of the Fund's Class I Shares would have similar variability from year to year as shown in the preceding chart for Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of Class I Shares will differ from the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares. Return information for the Fund's Class I Shares will be shown in future prospectuses offering the Fund's Class I Shares after the Fund's Class I Shares have a full calendar year of return information to report.

The Fund's return for the six-month period ended June 30, 2007 for Class A Shares was 9.68%. As a result of market activity, current performance may vary from the figures shown.



During the six-year period shown in the bar chart, the highest quarterly return for Class A Shares was 12.92% (for the quarter ended December 31, 2001) and the lowest quarterly return for Class A Shares was -29.50% (for the quarter ended March 31, 2001).


                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Russell 1000(R) Growth Index*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures are for the Fund's Class A Shares** and include the maximum sales charges paid by investors on such Class A Shares. The index's performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index.



In addition to before tax returns, the table shows after tax returns for the Fund's Class A Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. The after tax returns for the Fund's Class I Shares will vary from the Class A Shares' returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after tax return may be higher than the before tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.


Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2006 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance (before and after taxes) of the Fund is not indicative of its future performance.



    AVERAGE ANNUAL
    TOTAL RETURNS
    FOR THE
    PERIODS ENDED                 PAST     PAST       SINCE
    DECEMBER 31, 2006            1 YEAR   5 YEARS   INCEPTION
-------------------------------------------------------------
    Van Kampen Select Growth
    Fund -- Class A Shares**

      Return Before Taxes        -0.70%    1.09%      -9.15%(1)

      Return After Taxes on
      Distributions              -0.70%    1.09%      -9.15%(1)

      Return After Taxes on
      Distributions and Sale of
      Fund Shares                -0.45%    0.93%      -7.42%(1)
    Russell 1000(R) Growth
    Index*                        9.07%    2.69%      -5.59%(1)
..................................................................



Return information is provided since: (1) 6/26/00.



 * The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those Russell 1000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index is an index of the 1,000 largest U.S. companies based on total market capitalization.



** Class I Shares of the Fund have not commenced operations as of July 31, 2007 and therefore do not have a full calendar year of return information to report. The returns shown in the Comparative Performance chart are for Class A Shares of the Fund (which are offered in a separate prospectus). Although all of the Fund's shares are invested in the same portfolio of securities, the actual annual returns of Class I Shares will differ from the annual returns shown for the Fund's Class A Shares because of differences in the sales charges and expenses borne by each class of shares. Return information for the Fund's Class I Shares will be shown in future prospectuses offering the Fund's Class I Shares after the Fund's Class I Shares have a full calendar year of return information to report.

Fees and Expenses
of the Fund
 -------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                                                  CLASS I
                                                  SHARES
-------------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
-------------------------------------------------------------
Maximum sales charge (load) imposed on
purchases                                           None
..............................................................
Maximum deferred sales charge (load)                None
..............................................................
Maximum sales charge (load) imposed on
reinvested dividends                                None
..............................................................
Redemption fee(1)                                  2.00%
..............................................................
Exchange fee(1)                                    2.00%
..............................................................

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets and are based on expenses incurred during the Fund's fiscal year ended March
31, 2007, except as noted below)
-------------------------------------------------------------
Management fees                                    0.75%
..............................................................
Other expenses(2)                                  0.72%
..............................................................
Total annual fund operating expenses               1.47%
..............................................................


(1) The redemption fee and the exchange fee apply to the proceeds of Fund shares that are redeemed or exchanged within seven days of purchase. See "Redemption of Shares" for more information on when the fees apply.

(2) Other expenses are based on estimated expenses for the current fiscal year.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         ONE       THREE      FIVE        TEN
                         YEAR      YEARS      YEARS      YEARS
-------------------------------------------------------------------
Class I Shares           $150      $465       $803       $1,757
....................................................................


Investment Objective,
Principal Investment
Strategies and Risks

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek capital appreciation. Any income received from portfolio securities is incidental to the Fund's investment objective. The Fund's investment objective may be changed by the Fund's Board of Trustees without shareholder approval, but no change is anticipated. If the Fund's investment objective changes, the Fund will notify shareholders and shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.

                              PRINCIPAL INVESTMENT
                              STRATEGIES AND RISKS


Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of common stocks and other equity securities of growth companies. The Fund's primary approach is to seek what the Fund's investment adviser believes to be attractive growth opportunities on an individual company basis. The Fund's investment adviser uses a bottom-up disciplined style of investing that emphasizes the analysis of individual stocks rather than economic and market cycles. The Fund's investment adviser relies on its research capabilities and company/analyst meetings in reviewing companies. The Fund's investment adviser believes that stock prices are driven by expected earnings growth, the expected long-term sustainability of that growth and the market's valuation of those factors. Therefore, in selecting securities for investment, the Fund's investment adviser seeks those companies that it believes are currently mispriced based on growth expectations and the sustainability of that growth in the market. The Fund generally seeks companies that appear to be positioned to produce an attractive level of future earnings through the development of new products, services or markets or as a result of changing markets or industry conditions. The Fund's investment adviser expects that many of the companies in which the Fund invests may, at the time of investment, be experiencing higher rates of earnings growth than average. The securities of such companies may trade at higher price to earnings ratios relative to more established companies and rates of earnings growth may be volatile.

The Fund does not limit its investments to any single group or type of security. The Fund may invest in unseasoned issuers or in securities involving special circumstances, such as initial public offerings, companies with new management or management reliant upon one or a few key people, special products and techniques, limited or cyclical product lines, services, markets or resources, or unusual developments, such as acquisitions, mergers, liquidations, bankruptcies or leveraged buyouts. Investments in unseasoned companies or companies with special circumstances (in which the Fund may invest) often involve much greater risks than are inherent in other types of investments and securities of such companies may be more likely to experience unexpected fluctuations in price. In addition, investments made in anticipation of future events may, if the events are delayed or never achieved, decline in value.


The Fund emphasizes a strategy that focuses on larger investments in a few companies rather than smaller investments in a large number of companies. To the extent the Fund focuses its investments in this way, it may be subject to more risk than a more broadly diversified fund because changes affecting a single issuer may cause greater fluctuations in the value of the Fund's shares. The Fund's investment adviser believes that an effective way to maximize return and reduce the risks associated with its focused investment approach is through a program of intensive research, careful selection of individual securities and continual supervision of the Fund's portfolio. In addition, the Fund's stock selection process may result in a significant portion of the Fund's assets being invested in companies in the same industry or sector of the market. To the extent the Fund's investments are invested in this way, it may be more susceptible to economic, political, regulatory and other occurrences influencing those industries or market sectors.



The Fund may invest in companies of any size. To the extent the Fund invests in securities of smaller- and medium-sized companies, the Fund will be subject to risks of such securities, including being subject to more abrupt or erratic market movements of such securities compared to securities of larger-sized companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger-sized companies. From time to time, under various market conditions, the Fund may favor one market capitalization over another.



The Fund may dispose of a security whenever, in the opinion of the Fund's investment adviser, factors indicate it is advisable to do so. The Fund's investment adviser generally sells securities of a company when it believes the company's growth potential, and/or the sustainability of that growth, flattens or declines. Other factors may include changes in the company's operations or relative market performance, changes in the appreciation possibilities offered by individual securities, changes in the market trends or other factors affecting an individual security, changes in economic or market factors in general or with respect to a particular industry, and other circumstances bearing on the desirability of a given investment. In addition, if an individual stock position appreciates to a point where it begins to account for a larger percentage of the Fund's assets, the Fund's investment adviser may sell a portion of the position held.


The Fund invests primarily in common stocks and also may invest in other equity securities, including preferred stocks, convertible securities and rights and warrants to purchase common or preferred stock.

COMMON STOCKS. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

PREFERRED STOCK. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.


REITS. The Fund may invest up to 10% of its total assets in REITs. REITs pool investors' funds for investment primarily in commercial real estate properties or real-estate related loans. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of the REIT's value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code. In addition, investments in REITs may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by REITs in which it invests.


                             RISKS OF INVESTING IN
                         SECURITIES OF FOREIGN ISSUERS

The Fund may invest all or a portion of its total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.

The Fund may invest in securities of issuers determined by the investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers, including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.

Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Fund may be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.

The Fund may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

                             STRATEGIC TRANSACTIONS

The Fund may, but is not required to, use various investment Strategic Transactions, including options, futures contracts and options on futures contracts, in several different ways depending upon the status of the Fund's investments and the expectations of the Fund's investment adviser concerning the securities or currency markets. Although the Fund's investment adviser seeks to use these transactions to achieve the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.

In times of stable or rising securities prices, the Fund generally seeks to be fully invested. Even when the Fund is fully invested, however, prudent management requires that at least a small portion of assets be available as cash to honor redemption requests and for other short-term needs. The Fund may also have cash on hand that has not yet been invested. The portion of the Fund's assets that is invested in cash or cash equivalents does not fluctuate with overall market prices, so that, in times of rising market prices, the Fund may underperform the market in proportion to the amount of cash or cash equivalents in its portfolio. By purchasing index options or futures contracts, however, the Fund can compensate for the cash portion of its assets.

The Fund can engage in options transactions on securities (or stock index options or options on futures contracts) to attempt to manage the Fund's risk in advancing or declining markets. For example, the value of a put option generally increases as the value of the underlying security declines. Value is protected against a market decline to the degree the performance of the put correlates with the performance of the Fund's investment portfolio. If the market remains stable or advances, the Fund is not obligated to exercise the put and its portfolio will participate in the advance, having incurred only the premium cost for the put.

The Fund may purchase and sell listed and over-the-counter options ("OTC Options"). OTC Options are subject to certain additional risks including default by the other party to the transaction and the liquidity of the transactions.

The Fund may use futures contracts in many ways. For example, if the Fund's investment adviser forecasts a market decline, the Fund may seek to reduce its exposure to the securities markets by increasing its cash position. By selling stock index futures contracts instead of portfolio securities, a similar result can be achieved to the extent that the performance of the futures contracts correlates to the performance of the Fund's portfolio securities. Sales of futures contracts frequently may be accomplished more rapidly and at less cost than the actual sale of securities. Once the desired hedged position has been reached, the Fund could then liquidate securities in a more deliberate manner.

In certain cases, the options and futures contracts markets provide investment or risk management opportunities that are not available from direct investments in underlying securities. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the options and futures contracts markets rather than purchasing or selling portfolio securities. However, such transactions involve risks different from those involved with direct investments in underlying securities. For example, there may be imperfect correlation between the value of the instruments and the underlying assets. In addition, the use of these transactions includes the risks of default by the other party to certain transactions. The Fund may incur losses in using these transactions that partially or completely offset gains in portfolio positions. These transactions may not be liquid and involve manager risk. In addition, such transactions may involve commissions and other costs, which may increase the Fund's expenses and reduce its return.

The Fund complies with applicable regulatory requirements when implementing Strategic Transactions, including the segregation of cash and/or liquid securities on the books of the Fund's custodian, as mandated by SEC rules or SEC staff positions. A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.

                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.

The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the Fund's investment adviser believes the potential for capital appreciation has lessened, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions and dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.

TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.

Investment Advisory Services

 -------------------------------------------------------------------------------


THE ADVISER. Van Kampen Asset Management is the Fund's investment adviser (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that services more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $123 billion under management or supervision as of June 30, 2007. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor"), is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that provides a wide range of investment banking, securities, investment management and wealth management services. The Adviser's principal office is located at 522 Fifth Avenue, New York, New York 10036.


ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

    AVERAGE DAILY NET ASSETS          % PER ANNUM
---------------------------------------------------------
    First $500 million                   0.75%
..........................................................
    Next $500 million                    0.70%
..........................................................
    Over $1 billion                      0.65%
..........................................................


Applying this fee schedule, the Fund's effective advisory fee rate was 0.75% of the Fund's average daily net assets for the Fund's fiscal year ended March 31, 2007. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.


The Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.


Both the 1940 Act and the terms of the Fund's Advisory Agreement require that any investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately. On May 30, 2007, the Board of Trustees, and the independent trustees voting separately, last determined that the terms of the Advisory Agreement are fair and reasonable and approved the continuance of the Advisory Agreement as being in the best interests of the Fund and its shareholders; and a discussion regarding the basis for the Board of Trustees' approval of such Advisory Agreement will be included in the Fund's next Semi-Annual Report issued after such determination (for the semi-annual period ended September 30, 2007, which should be available in November 2007).


PORTFOLIO MANAGEMENT. The Fund is managed by members of the Adviser's Multi-Cap Growth team. The Multi-Cap Growth team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund's portfolio are Gary M. Lewis, a Managing Director of the Adviser, Dudley Brickhouse, Janet Luby and Matthew Hart, each an Executive Director of the Adviser, and Scott Miller, a Vice President of the Adviser.



Mr. Lewis has been associated with the Adviser in an investment management capacity since 1986 and has been managing the Fund since 2000. Mr. Brickhouse has been associated with the Adviser in an investment management capacity since 1997 and has been managing the Fund since 2000. Ms. Luby has been associated with the Adviser in an investment management capacity since 1995 and has been managing the Fund since 2000. Mr. Hart has been associated with the Adviser in an investment management capacity since 1997 and has been managing the Fund since 2000. Mr. Miller has been associated with the Adviser in an investment management capacity since 2001 and has been managing the Fund since 2001.



Mr. Lewis is the lead manager of the Fund and Messrs. Brickhouse, Hart and Miller and Ms. Luby are co-portfolio managers. Each team member is responsible for specific sectors. All team members are responsible for the day-to-day management of the Fund and Mr. Lewis is responsible for the execution of the overall strategy of the Fund.


The Fund's Statement of Additional Information provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

The composition of the team may change without notice from time to time.

Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL


This Prospectus offers Class I Shares of the Fund. Class I Shares are offered without any sales charges on purchases or sales and without any distribution (12b-1) fee and service fee. Class I Shares are available for purchase exclusively by (i) tax-exempt retirement plans with assets of at least one million dollars (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least one million dollars, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least one million dollars and (v) certain Van Kampen investment companies.


Participants in tax-exempt retirement plans must contact the plan's administrator to purchase shares. For plan administrator contact information, participants should contact their respective employer's human resources department. Participants in fee-based investment programs should contact the program's administrator or their financial adviser to purchase shares. Transactions generally are effected on behalf of a tax-exempt retirement plan participant by the administrator or a custodian, trustee or record keeper for the plan and on behalf of a fee-based investment program participant by their administrator or financial adviser. Institutional clients may purchase shares either directly or through an authorized dealer.

Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and generally has the same rights, except for the differing sales loads, distribution fees, service fees and any related expenses associated with each class of shares, the exclusive voting rights by each class with respect to any distribution plan or service plan for such class of shares, and some classes may have different conversion rights or shareholder servicing options.

                              PRICING FUND SHARES


The offering price of the Fund's shares is based upon the Fund's net asset value per share. The net asset value per share is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m., Eastern time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for Class I Shares is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to Class I Shares, less all liabilities (including accrued expenses) attributable to Class I Shares, by the total number of Class I Shares outstanding.

Such computation is made by using prices as of the close of trading on the Exchange and valuing portfolio securities (i) for which market quotations are readily available at such market quotations (for example, using the last reported sale price for securities listed on a securities exchange or using the mean between the last reported bid and asked prices on unlisted securities) and
(ii) for which market quotations are not readily available and any other assets at their fair value as determined in good faith in accordance with procedures established by the Fund's Board of Trustees. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Annual Report.

Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund's net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares. The Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading.

If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund's net asset value was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Fund's Board of Trustees, an effect of which may be to foreclose opportunities available to market timers or short-term traders. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean of the bid price and asked price of such currencies against the U.S. dollar as quoted by a major bank.

                               HOW TO BUY SHARES


The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 522 Fifth Avenue, New York, New York 10036. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). Dealers and brokers are sometimes referred to herein as authorized dealers.



Shares may be purchased on any business day through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser, who will submit orders to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments.


The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated authorized dealers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund's shares. For more information, please see the Fund's Statement of Additional Information and/or contact your authorized dealer.


The offering price for shares is based upon the next determined net asset value per share after an order is received timely by Investor Services, either directly or from authorized dealers, administrators, financial advisers, custodians, trustees or record keepers. Purchases completed through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser may involve additional fees charged by such person. Orders received by Investor Services prior to the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers prior to the close of the Exchange that are properly transmitted to Investor Services by the time designated by Investor Services, are priced based on the date of receipt. Orders received by Investor Services after the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers after the close of the Exchange or orders received by such persons that are not transmitted to Investor Services until after the time designated by Investor Services, are priced based on the date of the next determined net asset value per share provided they are received timely by Investor Services on such date. It is the responsibility of authorized dealers, administrators, custodians, trustees, record keepers or financial advisers to transmit orders received by them to Investor Services so they will be received in a timely manner.


The Fund and the Distributor reserve the right to reject or limit any order to purchase Fund shares through exchange or otherwise and to close any shareholder account. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds (as defined below) may result in the Fund rejecting or limiting, in the Fund's or the Distributor's discretion, additional purchases and/or exchanges or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. As used herein, "Participating Funds" refers to Van Kampen investment companies advised by the Adviser and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact their authorized dealer, administrator or financial adviser.


To help the government fight the funding of terrorism and money laundering activities, the Fund has implemented an anti-money laundering compliance program and has designated an anti-money laundering compliance officer. As part of the program, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. The Fund and the Distributor reserve the right to not open your account if this information is not provided. If the Fund or the Distributor is unable to verify your identity, the Fund and the Distributor reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after the account is closed (less any applicable redemption fee or exchange fee) or take any other action required by law.


Redemption of Shares

 -------------------------------------------------------------------------------

Generally, shareholders of Class I Shares of the Fund may redeem for cash some or all of their shares without charge by the Fund (other than any applicable redemption fee or exchange fee) at any time. Participants in tax-exempt retirement plans must contact the plan's administrator to redeem shares. For plan administrator contact information, participants should contact their respective employer's human resources department. Participants in fee-based investment programs must contact the program's administrator or their financial adviser to redeem shares. Institutional clients may redeem shares either directly or through an authorized dealer. Plan administrators, custodians, trustees, record keepers or financial advisers may place redemption requests directly with Investor Services or through an authorized dealer following procedures specified by such authorized dealer.

The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee is paid directly to the Fund and is intended to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by such shareholders, thereby reducing the impact on longer-term shareholders of such costs. For purposes of determining whether the redemption fee applies, shares that were held the longest will be redeemed first. For Fund shares acquired by exchange, the holding period prior to the exchange is not considered in determining whether the redemption fee is applied. The redemption fee and exchange fee are not imposed on redemptions and/or exchanges made (i) through pre-approved asset allocation programs, (ii) on shares received by reinvesting income dividends or capital gain distributions and (iii) by other funds advised by the Adviser or its affiliates.


The redemption fee and exchange fee may not be imposed on transactions that occur through certain omnibus accounts at financial intermediaries. Certain financial intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from the Fund's redemption fee or may impose certain trading restrictions to deter market timing and frequent trading. If you invest in the Fund through a financial intermediary, please read that firm's materials carefully to learn about any other restrictions or fees that may apply.

The redemption price will be the net asset value per share (less any applicable redemption fee or exchange fee) next determined after the receipt by Investor Services of a request in proper form from an administrator, custodian, trustee, record keeper or financial adviser, or by the Distributor from an authorized dealer, provided such order is transmitted to Investor Services or the Distributor by the time designated by Investor Services or the Distributor. It is the responsibility of administrators, financial advisers, custodians, trustees, record keepers and authorized dealers to transmit redemption requests received by them to Investor Services or the Distributor so they will be received prior to such time. Redemptions completed through an administrator, custodian, trustee, record keeper, financial adviser or authorized dealer may involve additional fees charged by such person.


Payment for shares redeemed generally will be mailed within seven days after receipt by Investor Services of the redemption request in proper form. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A taxable gain or loss may be recognized by a shareholder upon redemption of shares, including if the redemption proceeds are paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such in-kind securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase.


Upon learning that a shareholder of Class I Shares has ceased his or her participation in the plan or program, the Fund shall convert all Class I Shares held by the shareholder to Class A Shares of the Fund (which are described and offered in a separate prospectus). The failure of a shareholder of a fee-based investment program to satisfy any minimum investment requirement will not constitute a conversion event. Such conversion will be on the basis of the relative net asset values of the shares, without imposition of any sales load, fee or other charge.

Distributions from the Fund

 -------------------------------------------------------------------------------

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

DIVIDENDS. Dividends from stocks and interest from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Trustees, is to distribute at least annually all, or substantially all, of its net investment income as dividends to shareholders.

Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services

 -------------------------------------------------------------------------------

Participants in tax-exempt retirement plans and fee-based investment programs eligible to purchase the shares of the Fund must contact the administrator or their financial adviser to purchase, redeem or exchange shares. Certain shareholder services may only be available to tax-exempt retirement plan participants through a plan administrator. Participants should contact the appropriate tax-exempt retirement plan administrator for information regarding the administration of participants' investments in the shares.

Frequent Purchases
and Redemptions
of Fund Shares

 -------------------------------------------------------------------------------

Frequent purchases and redemptions of Fund shares by Fund shareholders ("market-timing" or "short-term trading") may present risks for long-term shareholders of the Fund, which may include, among other things, diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of the Fund's portfolio, increasing trading and administrative costs, incurring unwanted taxable gains, and forcing the Fund to hold excess levels of cash.

Certain types of mutual funds may be more susceptible to investors seeking to market time or short-term trade. Mutual funds that invest in securities that primarily are listed on foreign exchanges are subject to the risk that market timers and/or short-term traders may seek to take advantage of time zone differences between the foreign markets on which the mutual fund's portfolio securities trade and the U.S. markets, which generally determine the time as of which the fund's net asset value is calculated ("time-zone arbitrage").


The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders, and the Fund's Board of Trustees has adopted policies and procedures to deter such frequent purchases and redemptions. The Fund's policies with respect to purchases, redemptions and exchanges of Fund shares are described in the "Fees and Expenses of the Fund," "Purchase of Shares," "Redemption of Shares" and "Shareholder Services" sections of this Prospectus. The Fund's policies with respect to valuing portfolio securities are described in the "Purchase of Shares" section of this Prospectus. Except as described in each of these sections and with respect to omnibus accounts, the Fund's policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment advisers, broker dealers, transfer agents, third party administrators and insurance companies, the Fund
(i) has requested assurance that such intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market timing concerns and has instructed such intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Fund's policies with respect to frequent purchases, exchanges and redemptions of Fund shares. On omnibus accounts at intermediaries, the intermediary generally does not provide specific shareholder transaction information to the Fund on individual shareholder accounts on an ongoing basis. Therefore, to some extent, the Fund relies on the intermediaries to monitor frequent short-term trading by shareholders. As part of the Fund's or the Distributor's agreements with intermediaries, the intermediaries are required to provide certain shareholder identification and transaction information upon the Fund's request. The Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that the Fund will be able to identify or prevent all market-timing activity.


Federal Income Taxation

 -------------------------------------------------------------------------------

Distributions of the Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gain, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder (assuming such shares are held as a capital asset).

Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Current law provides for reduced U.S. federal income tax rates on (i) long-term capital gains received by individuals and (ii) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rates for capital gains generally apply to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and cease to apply for taxable years beginning after December 31, 2010. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002 and ceases to apply for taxable years beginning after December 31, 2010. Fund shareholders, as well as the Fund itself, must also satisfy certain holding period and other requirements in order for the reduced rate for dividends to apply. Because the Fund intends to invest primarily in common stocks and other equity securities, a portion of the ordinary income dividends paid by the Fund should be eligible for the reduced rate applicable to "qualified dividend income." No assurance can be given as to what percentage of the ordinary income dividends paid by the Fund will consist of "qualified dividend income." To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains.

The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers on the sale or exchange of shares is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2010).

Backup withholding rules require the Fund, in certain circumstances, to withhold 28% (through 2010) of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable), or who are otherwise subject to backup withholding.

Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Under current law, the Fund may pay "interest-related dividends" and "short-term capital gain dividends" to its foreign shareholders without having to withhold on such dividends at the 30% rate. The amount of "interest-related dividends" that the Fund may pay each year is limited to the amount of qualified interest income received by the Fund during that year, less the amount of the Fund's expenses properly allocable to such interest income. The amount of "short-term capital gain dividends" that the Fund may pay each year generally is limited to the excess of the Fund's net short-term capital gains over its net long-term capital losses, without any reduction for the Fund's expenses allocable to such gains (with exceptions for certain gains). The exemption from 30% withholding tax for "short-term capital gain dividends" does not apply with respect to foreign shareholders that are present in the United States for more than 182 days during the taxable year. If the Fund's income for a taxable year includes "qualified interest income" or net short-term capital gains, the Fund may designate dividends as "interest-related dividends" or "short-term capital gain dividends" by written notice mailed to its foreign shareholders not later than 60 days after the close of the Fund's taxable year. These provisions apply to dividends paid by the Fund with respect to the Fund's taxable years beginning on or after January 1, 2005 and will cease to apply to dividends paid by the Fund with respect to the Fund's taxable years beginning after December 31, 2007. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares of the Fund.


The Fund may be required to withhold U.S. withholding tax at a rate of 35% from certain distributions to its foreign shareholders that are attributable to dispositions of United States real property interests. Specifically, if the Fund distributes amounts constituting capital gain attributable to the sale or disposition (either by the Fund or by a REIT in which the Fund invests) of a United States real property interest (for example, stock of a REIT or stock of a corporation that invests significantly in real property located in the United States), the Fund may be required to withhold 35% of such distributions. Foreign shareholders who receive such distributions may also be required to pay tax on such distributions at regular graduated rates applicable to United States persons and file a non-resident U.S. income tax return. See the Statement of Additional Information for a more detailed discussion.

Foreign shareholders must provide documentation to the Fund certifying their non-United States status. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares of the Fund.

The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, plus any amounts that were not distributed in previous taxable years, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.

The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

Disclosure of
Portfolio Holdings

 -------------------------------------------------------------------------------

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
   - Call your broker
   - WEB SITE
     www.vankampen.com

DEALERS
   - WEB SITE
     www.vankampen.com
   - VAN KAMPEN INVESTMENTS 800-421-5666


VAN KAMPEN SELECT GROWTH FUND


522 Fifth Avenue


New York, New York 10036


Investment Adviser
VAN KAMPEN ASSET MANAGEMENT

522 Fifth Avenue


New York, New York 10036


Distributor
VAN KAMPEN FUNDS INC.

522 Fifth Avenue


New York, New York 10036


Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 947
Jersey City, New Jersey 07303-0947
Attn: Van Kampen Select Growth Fund

Custodian
STATE STREET BANK AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111
Attn: Van Kampen Select Growth Fund

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

--------------------------------------------------------------------------------
  Van Kampen Select Growth Fund
  A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

  You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.


  You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling 800.847.2424. Free copies of the Fund's reports and its Statement of Additional Information are available from our web site at www.vankampen.com.


  Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at
  202.551.8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

  This Prospectus is dated

  July 31, 2007


  CLASS I SHARES

  The Fund's Investment Company Act File No. is 811-04805.
--------------------------------------------------------------------------------

                                                         Van Kampen Funds Inc.

                                                  1 Parkview Plaza - Suite 100

                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555
                                                             www.vankampen.com


                  Copyright (C)2007 Van Kampen Funds Inc. All rights reserved.

                                                              Member NASD/SIPC


                                                                 SG PRO I 7/07

     (VAN KAMPEN INVESTMENTS LOGO)

                                         MUTUAL FUNDS

                                         Van Kampen
                                         Small Cap Growth Fund

                                         ---------------------------------------
                                         This Prospectus is dated

                                         July 31, 2007


                                         CLASS A SHARES
                                         CLASS B SHARES
                                         CLASS C SHARES

                                        Van Kampen Small Cap Growth Fund's
                                        investment objective is to seek
                                        capital appreciation. The Fund's
                                        investment adviser seeks to achieve
                                        the Fund's investment objective by
                                        investing primarily in common stocks
                                        and other equity securities of small
                                        companies that the Fund's investment
                                        adviser believes have above-average
                                        potential for capital appreciation.

                                        Shares of the Fund have not been
                                        approved or disapproved by the
                                        Securities and Exchange Commission
                                        (SEC) or any state regulator, and
                                        neither the SEC nor any state
                                        regulator has passed upon the accuracy
                                        or adequacy of this Prospectus. Any
                                        representation to the contrary is a
                                        criminal offense.
     (VAN KAMPEN INVESTMENTS LOGO)

Table of Contents


Risk/Return Summary.........................................   3
Fees and Expenses of the Fund...............................   6
Investment Objective, Principal Investment Strategies and
  Risks.....................................................   7
Investment Advisory Services................................  12
Purchase of Shares..........................................  13
Redemption of Shares........................................  22
Distributions from the Fund.................................  24
Shareholder Services........................................  24
Frequent Purchases and Redemptions of Fund Shares...........  26
Federal Income Taxation.....................................  27
Disclosure of Portfolio Holdings............................  29
Financial Highlights........................................  30


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek capital appreciation.

                        PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in common stocks and other equity securities of small companies that the Fund's investment adviser believes have above-average potential for capital appreciation.

The Fund's investment adviser uses a bottom-up stock selection process seeking attractive growth opportunities on an individual company basis. The Fund's investment adviser believes that stock prices are driven by expected earnings growth, the expected long-term sustainability of that growth and the market's valuation of those factors. Therefore, in selecting securities for investment, the Fund's investment adviser seeks those companies that it believes are currently mispriced based on growth expectations and the sustainability of that growth in the market. The Fund's investment adviser generally sells securities of a company when it believes the company's growth potential, and/or the sustainability of that growth, flattens or declines.


The Fund may invest up to 25% of its total assets in securities of foreign issuers. The Fund may invest up to 10% of its total assets in real estate investment trusts ("REITs"). The Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts and forward contracts (collectively, also referred to in this Prospectus as Strategic Transactions), for various portfolio management purposes, including to earn income, to facilitate portfolio management and to mitigate risks.


Investment opportunities for small capitalization, growth company securities may be more limited than those in other sectors of the market. To facilitate the management of the Fund's portfolio, the Fund may from time to time suspend the continuous offering of its shares to investors. As market conditions permit, the Fund may reopen sales of the Fund's shares to investors. Any such limited offerings of the Fund may commence and terminate without any prior notice.

                           PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply.

The Fund emphasizes a growth style of investing and focuses primarily on small companies. The market values of growth securities may be more volatile than other types of investments. The returns on growth securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund's investments will vary and at times may be lower or higher than that of other types of investments. During an overall stock market decline, stock prices of small or unseasoned companies often fluctuate more and may fall more than stock prices of larger, more established companies. Historically, stocks of small companies have sometimes gone through extended periods when they did not perform as well as stocks of larger companies.

The Fund may from time to time emphasize certain sectors of the market. To the extent the Fund invests a significant portion of its assets in securities of companies in the same sector of the market, the Fund is more susceptible to economic, political, regulatory and other occurrences influencing those sectors.

RISKS OF SMALL CAPITALIZATION COMPANIES. The Fund focuses its investments on small capitalization companies which often are newer, less established companies. Investing in small capitalization companies involves risks not ordinarily associated with investments in large capitalization companies. Small capitalization companies carry additional risks because their earnings generally tend to be less predictable, they often have limited product lines, markets, distribution channels or financial resources and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of small capitalization companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. In addition, equity securities of small capitalization companies generally are less liquid than those of larger capitalization companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.


FOREIGN RISKS. Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues. The Fund may also invest in issuers in developing or emerging market countries, which are subject to greater risks than investments in securities of issuers in developed countries.


RISKS OF INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS"). Investing in REITs makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. In addition, REITs depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs must comply with certain requirements of the federal income tax law to maintain their federal income tax status. Investments in REITs may involve duplication of management fees and certain other expenses.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and forward contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Fund's investment objective and principal investment strategies, the Fund may be appropriate for investors who:

- Seek capital appreciation over the long-term

- Do not seek current income from their investment

- Are willing to take on the increased risks of investing in smaller companies

- Can withstand substantial volatility in the value of their shares of the Fund

- Wish to add to their investment portfolio a fund that emphasizes a growth style of investing in common stocks and other equity securities of small companies

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the six calendar years prior to the date of this Prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that past performance of the Fund is not indicative of its future performance.

[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
2001                                                                            -38.92
2002                                                                            -26.86
2003                                                                             39.00
2004                                                                             21.79
2005                                                                             12.87
2006                                                                             12.81


The Fund's return for the six-month period ended June 30, 2007 for Class A Shares was 12.22%. As a result of market activity, current performance may vary from the figures shown.


The annual returns of the Fund's Class B Shares and Class C Shares would have similar variability from year to year as shown in the preceding chart for Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.


During the six-year period shown in the bar chart, the highest quarterly return for Class A Shares was 18.82% (for the quarter ended June 30, 2003) and the lowest quarterly return for Class A Shares was -31.42% (for the quarter ended March 31, 2001).


                            COMPARATIVE PERFORMANCE

As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Russell 2000(R) Growth Index*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures include the maximum sales charges paid by investors. The index's performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index.

In addition to before tax returns for each class of shares, the table shows after tax returns for the Fund's Class A Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. The after tax returns for the Fund's Class B Shares and Class C Shares will vary from the Class A Shares' returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after tax return may be higher than the before tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.


Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2006 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance

(before and after taxes) of the Fund is not indicative of its future performance.


    AVERAGE ANNUAL
    TOTAL RETURNS
    FOR THE
    PERIODS ENDED               PAST      PAST        SINCE
    DECEMBER 31, 2006          1 YEAR    5 YEARS    INCEPTION
-----------------------------------------------------------------
    Van Kampen Small Cap
    Growth Fund --
    Class A Shares
      Return Before Taxes       6.35%     8.25%      -0.34%(1)

      Return After Taxes on
      Distributions             6.35%     8.25%      -0.34%(1)

      Return After Taxes on
      Distributions and
      Sale of Fund Shares       4.12%     7.17%      -0.29%(1)
    Russell 2000(R) Growth
    Index*                     13.35%     6.93%       3.35%(1)
..................................................................
    Van Kampen Small Cap
    Growth Fund --
    Class B Shares
      Return Before Taxes       6.94%     8.55%      -0.10%(1)
    Russell 2000(R) Growth
    Index*                     13.35%     6.93%       3.35%(1)
..................................................................
    Van Kampen Small Cap
    Growth Fund --
    Class C Shares
      Return Before Taxes      10.95%     8.74%      -0.12%(1)
    Russell 2000(R) Growth
    Index*                     13.35%     6.93%       3.35%(1)
..................................................................



Return information is provided since: (1) 11/27/00.


* The Russell 2000(R) Growth Index measures the performance of those Russell 2000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000(R) Index includes the 2,000 smallest companies in the Russell 3000(R) Index, which in turn consists of the 3,000 largest U.S. companies based on total market capitalization.


Fees and Expenses
of the Fund

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                           CLASS A      CLASS B      CLASS C
                           SHARES       SHARES       SHARES
----------------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
----------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of offering
price)                       5.75%(1)      None         None
.................................................................
Maximum deferred sales
charge (load) (as a
percentage of the lesser
of original purchase
price or redemption
proceeds)                     None(2)     5.00%(3)     1.00%(4)
.................................................................
Maximum sales charge
(load) imposed on
reinvested dividends          None         None         None
.................................................................
Redemption fee(5)            2.00%        2.00%        2.00%
.................................................................
Exchange fee(5)              2.00%        2.00%        2.00%
.................................................................
Account Maintenance (Low
Balance) Fee (for
accounts under $750)(6)     $12/yr       $12/yr       $12/yr
.................................................................

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets and are based on expenses incurred during the Fund's fiscal year ended March 31,
2007)
----------------------------------------------------------------
Management fees()            0.80%        0.80%        0.80%
.................................................................
Distribution and/or
service (12b-1) fees(7)      0.25%        1.00%(8)     1.00%(8)
.................................................................
Other expenses()             0.42%        0.42%        0.42%
.................................................................
Total annual fund
operating expenses()         1.47%        2.22%        2.22%
.................................................................


(1) Reduced for purchases of $50,000 and over. See "Purchase of Shares -- Class A Shares."

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within eighteen months of purchase. See "Purchase of Shares -- Class A Shares."

(3) The maximum deferred sales charge is 5.00% in the first year after purchase and declines thereafter as follows:

                         Year 1-5.00%
                         Year 2-4.00%
                         Year 3-3.00%
                         Year 4-2.50%
                         Year 5-1.50%
                         After-None

    See "Purchase of Shares -- Class B Shares."
(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."

(5) The redemption fee and the exchange fee apply to the proceeds of Fund shares that are redeemed or exchanged within 30 days of purchase. See "Redemption of Shares" for more information on when the fees apply.


(6) Commencing in November 2007; see "Purchase of Shares -- How to Buy Shares" for a description of the fee, including exceptions.



(7) Class A Shares are subject to a combined annual distribution and service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."



(8) While Class B Shares and Class C Shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 and service fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A Shares.


Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         ONE       THREE        FIVE        TEN
                         YEAR      YEARS       YEARS       YEARS
---------------------------------------------------------------------
Class A Shares           $716      $1,013      $1,332      $2,231
......................................................................
Class B Shares           $725      $  994      $1,340      $2,365*
......................................................................
Class C Shares           $325      $  694      $1,190      $2,554
......................................................................


You would pay the following expenses if you did not redeem your shares:


                         ONE       THREE        FIVE        TEN
                         YEAR      YEARS       YEARS       YEARS
---------------------------------------------------------------------
Class A Shares           $716      $1,013      $1,332      $2,231
......................................................................
Class B Shares           $225      $  694      $1,190      $2,365*
......................................................................
Class C Shares           $225      $  694      $1,190      $2,554
......................................................................


* Based on conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased.

Investment Objective,
Principal Investment
Strategies and Risks

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek capital appreciation. Any income received from the investment of portfolio securities is incidental to the Fund's objective. The Fund's investment objective may be changed by the Fund's Board of Trustees without shareholder approval, but no change is anticipated. If the Fund's investment objective changes, the Fund will notify shareholders and shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.

                              PRINCIPAL INVESTMENT
                              STRATEGIES AND RISKS

Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in common stocks and other equity securities of small companies that the Fund's investment adviser believes have above-average potential for capital appreciation. The Fund's investment adviser uses a bottom-up disciplined style of investing that emphasizes the analysis of individual stocks rather than economic and market cycles. The Fund's investment adviser relies on its research capabilities and company/analyst meetings in reviewing companies. The Fund's investment adviser believes that stock prices are driven by expected earnings growth, the expected long-term sustainability of that growth and the market's valuation of those factors. Therefore, in selecting securities for investment, the Fund's investment adviser seeks those companies that it believes are currently mispriced based on growth expectations and the sustainability of that growth in the market. The Fund generally seeks companies that appear to be positioned to produce an attractive level of future earnings through the development of new products, services or markets or as a result of changing markets or industry conditions. The Fund's investment adviser expects that many of the companies in which the Fund invests may, at the time of investment, be experiencing higher rates of earnings growth than average. The securities of such companies may trade at higher prices to earnings ratios relative to more established companies and rates of earnings growth may be higher than the market average. Stock prices of these companies may tend to be more volatile.


Under normal market conditions, the Fund invests at least 80% of its net assets (including any borrowings for investment purposes) in securities of small companies at the time of investment. The Fund's policy in the foregoing sentence may be changed by the Fund's Board of Trustees without shareholder approval, but no change is anticipated; if the Fund's policy in the foregoing sentence changes, the Fund will notify shareholders in writing at least 60 days prior to implementation of the change and shareholders should consider whether the Fund remains an appropriate investment in light of the changes. Under current market conditions, the Fund's investment adviser generally defines small companies as having market capitalizations, at the time of investment, similar to the companies in the Russell 2000(R) Index. The Russell 2000(R) Index consists of companies up to the capitalization range of approximately $3.3 billion as of June 30, 2007. Investments in such companies may offer greater opportunities for capital appreciation than larger, more established companies, but also may involve special risks. The securities of small companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger-sized companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger, more established companies. Thus, the Fund may be subject to greater investment risk than that assumed through investment in the securities of larger, more established companies.


The companies and industries in which the Fund invests will change over time depending on the assessment of the Fund's investment adviser of growth opportunities. Although the Fund limits its investments to up to (but not including) 25% of its total assets in any single industry, a significant portion of the Fund's assets may be invested in securities of companies in the same sector of the market. This may occur, for example, when the Fund's investment adviser believes that several companies in the same sector each offer attractive growth opportunities. To the extent that the Fund invests a significant portion of its assets in a limited number of market sectors, the Fund will be more susceptible to economic, political, regulatory and other factors influencing such sectors.

The Fund does not limit its investments to any single group or type of security. The Fund may invest in unseasoned issuers or in securities involving special circumstances, such as initial public offerings, companies with new management or management reliant upon one or a few key people, special products and techniques, limited or cyclical product lines, services, markets or resources, or unusual developments, such as acquisitions, mergers, liquidations, bankruptcies or leveraged buyouts. Investments in unseasoned companies, or companies with special circumstances or unusual developments, often involve much greater risks than are inherent in other types of investments, and securities of such companies may be more likely to experience unexpected fluctuations in price. In addition, investments made in anticipation of future events may, if the events are delayed or never achieved, cause stock prices to fall.

The Fund may dispose of a security whenever, in the opinion of the Fund's investment adviser, factors indicate it is desirable to do so. The Fund's investment adviser generally sells securities of a company when it believes the company's growth potential, and/or the sustainability of that growth, flattens or declines. Other factors may include changes in the company's operations or relative market performance, changes in the appreciation possibilities offered by individual securities, changes in the market trends or other factors affecting an individual security, changes in economic or market factors in general or with respect to a particular industry, and other circumstances bearing on the desirability of a given investment. In addition, if an individual stock position appreciates to a point where it begins to account for a larger percentage of the Fund's assets, the Fund's investment adviser may sell a portion of the position held.

The Fund invests primarily in common stocks and also may invest in other equity securities, including preferred stocks, convertible securities and rights and warrants to purchase common or preferred stock.

COMMON STOCKS. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

PREFERRED STOCK. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.


REITS. The Fund may invest up to 10% of its total assets in REITs. REITs pool investors' funds for investment primarily in commercial real estate properties or real estate related loans. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of the REIT's value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code. In addition, investments in REITs may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by REITs in which it invests.


                             RISKS OF INVESTING IN
                         SECURITIES OF FOREIGN ISSUERS

The Fund may invest up to 25% of its total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.

The Fund may invest in securities of issuers determined by the investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers, including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.

Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Fund may be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.

The Fund may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

                             STRATEGIC TRANSACTIONS

The Fund may, but is not required to, use various investment Strategic Transactions described below to earn income, to facilitate portfolio management and to seek to mitigate risks. Although the Fund's investment adviser seeks to use these transactions to achieve the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.


The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, equity indices, and other financial instruments; financial futures contracts and options on futures contracts (including but not limited to security index futures contracts, foreign currency exchange futures contracts and other financial futures contracts); and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps, or options on currencies or currency futures contracts. In addition, the Fund may invest in other derivative instruments that are developed over time if their use would be consistent with the Fund's investment objective and is approved by the Fund's Board of Trustees. Collectively, all of the above are referred to as "Strategic Transactions."


The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of certain securities for investment purposes, protect against changes in currency exchange rates, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instrument. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Fund's investment adviser to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. In addition, amounts paid as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

The Fund complies with applicable regulatory requirements when implementing Strategic Transactions, including the segregation of cash and/or liquid securities on the books of the Fund's custodian, as mandated by SEC rules or SEC staff positions. A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.

                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.

The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the Fund's investment adviser believes the potential for capital appreciation has lessened, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions and dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate. The Fund's portfolio turnover rate is reported in the section entitled "Financial Highlights."

TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks and in investment grade corporate debt securities. Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.

Investment
Advisory Services

 -------------------------------------------------------------------------------


THE ADVISER. Van Kampen Asset Management is the Fund's investment adviser (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that services more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $123 billion under management or supervision as of June 30, 2007. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor"), is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that provides a wide range of investment banking, securities, investment management and wealth management services. The Adviser's principal office is located at 522 Fifth Avenue, New York, New York 10036.


ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $500 million           0.80%
...................................................
    Next $500 million            0.75%
...................................................
    Over $1 billion              0.70%
...................................................


Applying this fee schedule, the Fund's effective advisory fee rate was 0.80% of the Fund's average daily net assets for the Fund's fiscal year ended March 31, 2007. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.


The Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.


Both the 1940 Act and the terms of the Fund's Advisory Agreement require that any investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately. On May 30, 2007, the Board of Trustees, and the independent trustees voting separately, last determined that the terms of the Advisory Agreement are fair and reasonable and approved the continuance of the Advisory Agreement as being in the best interests of the Fund and its shareholders; and a discussion regarding the basis for the Board of Trustees' approval of such Advisory Agreement will be included in the Fund's next Semi-Annual Report issued after such determination (for the semi-annual period ended September 30, 2007, which should be available in November 2007).


PORTFOLIO MANAGEMENT. The Fund is managed by members of the Adviser's Multi-Cap Growth team. The Multi-Cap Growth team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund's portfolio are Gary M. Lewis, a Managing Director of the Adviser, Matthew Hart, Dudley Brickhouse and Janet Luby, each an Executive Director of the Adviser, and Scott Miller, a Vice President of the Adviser.


Mr. Lewis has been associated with the Adviser in an investment management capacity since 1986 and has been managing the Fund since 2000. Mr. Hart has been associated with the Adviser in an investment management capacity since 1997 and has been managing the Fund since 2000. Mr. Brickhouse has been associated with the Adviser in an investment management capacity since 1997 and has been managing the Fund since 2000. Ms. Luby has been associated with the Adviser in an investment management capacity since 1995 and has been managing the Fund since 2000. Mr. Miller has been associated with the Adviser in an investment management capacity since 2001 and has been managing the Fund since 2001.


Mr. Hart is the lead manager of the Fund. Members of the team collaborate to identify investments that fit the team's criteria. Mr. Hart is responsible for the execution of the overall strategy of the Fund.

The Fund's Statement of Additional Information provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

The composition of the team may change without notice from time to time.

Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL

This Prospectus offers three classes of shares of the Fund, designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares. As described more fully below, each class of shares offers a distinct structure of sales charges, distribution and service fees and other features that are designed to address a variety of needs.

Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.

                              PRICING FUND SHARES

The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). Differences in net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be due to the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.

The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the

"Exchange") (generally 4:00 p.m., Eastern time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding.

Such computation is made by using prices as of the close of trading on the Exchange and valuing portfolio securities (i) for which market quotations are readily available at such market quotations (for example, using the last reported sale price for securities listed on a securities exchange or using the mean between the last reported bid and asked prices on unlisted securities) and
(ii) for which market quotations are not readily available and any other assets at their fair value as determined in good faith in accordance with procedures established by the Fund's Board of Trustees. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Annual Report.

Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund's net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares. The Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading.

If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund's net asset value was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Fund's Board of Trustees, an effect of which may be to foreclose opportunities available to market timers or short-term traders. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean of the bid price and asked price of such currencies against the U.S. dollar as quoted by a major bank.

                       DISTRIBUTION PLAN AND SERVICE PLAN

The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund also has adopted a service plan (the "Service Plan") with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.

The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the NASD. The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares.

To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.

                               HOW TO BUY SHARES


The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 522 Fifth Avenue, New York, New York 10036. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). Dealers and brokers are sometimes referred to herein as authorized dealers.


Shares may be purchased on any business day by completing the account application form and forwarding it, directly or through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.

The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated authorized dealers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund's shares. For more information, please see the Fund's Statement of Additional Information and/or contact your authorized dealer.


The offering price for shares is based upon the next determined net asset value per share (plus sales charges, where applicable) after an order is received timely by Investor Services, either directly or from authorized dealers, administrators, financial advisers, custodians, trustees or record keepers. Purchases completed through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser may involve additional fees charged by such person. Orders received by Investor Services prior to the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers prior to the close of the Exchange that are properly transmitted to Investor Services by the time designated by Investor Services, are priced based on the date of receipt. Orders received by Investor Services after the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers after the close of the Exchange or orders received by such persons that are not transmitted to Investor Services until after the time designated by Investor Services, are priced based on the date of the next determined net asset value per share provided they are received timely by Investor Services on such date. It is the responsibility of authorized dealers, administrators, custodians, trustees, record keepers or financial advisers to transmit orders received by them to Investor Services so they will be received in a timely manner.


The Fund and the Distributor reserve the right to reject or limit any order to purchase Fund shares through exchange or otherwise and to close any shareholder account. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds (as defined below) may result in the Fund rejecting or limiting, in the Fund's or the Distributor's discretion, additional purchases and/or exchanges or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. As used herein, "Participating Funds" refers to Van Kampen investment companies advised by the Adviser and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by visiting our web site at www.vankampen.com, by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 947, Jersey City, New Jersey 07303-0947, or by telephone at (800) 847-2424.


Except as described below, the minimum initial investment amount when establishing a new account with the Fund is $1,000 for each class of shares for regular accounts; $500 for each class of shares for retirement accounts; and $50 for each class of shares for accounts participating in a systematic investment program. The minimum subsequent investment is $50 for each class of shares and all account types, except as described below. The Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has a balance of less than $500. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase (subject to any applicable sales charges) the number of additional shares needed to bring the account value to $500.



The minimum initial and subsequent investment requirements are not applicable to
(i) certain omnibus accounts at financial intermediaries, (ii) employer sponsored retirement plan accounts or pre-approved asset allocation plan accounts and (iii) qualified state tuition plan (529 plan) accounts. In addition, the minimum initial and subsequent investment requirements are not applicable to transactions conducted in any type of account resulting from (i) dividend reinvestment and dividend diversification, (ii) systematic exchange plans, (iii) unit investment trust dividend reinvestments, (iv) conversions of Class B Shares to Class A Shares, and (v) transfers between certain types of accounts, transfers from other custodians and/or transfers of ownership.



Effective November 2007, a low balance fee of $12 per year will be deducted in November of each year from all accounts with a value less than $750. This fee will be payable to the transfer agent and will be used by the transfer agent to offset amounts that would otherwise be payable by the Fund to the transfer agent under the transfer agency agreement. The low balance fee is not applicable to
(i) certain omnibus accounts at financial intermediaries, (ii) fund of funds accounts, (iii) qualified state tuition plan (529 plan) accounts, (iv) accounts participating in a systematic investment plan that have been in existence for less than 12 months, (v) accounts participating in a systematic exchange plan,
(vi) accounts participating in a unit investment trust dividend reinvestment plan that have been in existence for less than 12 months and (vii) certain accounts established through a broker for which the transfer agent does not have discretion to initiate transactions.



To help the government fight the funding of terrorism and money laundering activities, the Fund has implemented an anti-money laundering compliance program and has designated an anti-money laundering compliance officer. As part of the program, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. The Fund and the Distributor reserve the right to not open your account if this information is not provided. If the Fund or the Distributor is unable to verify your identity, the Fund and the Distributor reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after the account is closed (minus any applicable sales or other charges) or take any other action required by law.

                                 CLASS A SHARES

Class A Shares of the Fund are sold at the offering price, which is net asset value plus an initial maximum sales charge of up to 5.75% (or 6.10% of the net amount invested), reduced on investments of $50,000 or more as follows:

                                 CLASS A SHARES
                             SALES CHARGE SCHEDULE*

                                    AS % OF        AS % OF
    SIZE OF                         OFFERING      NET AMOUNT
    INVESTMENT                       PRICE         INVESTED
----------------------------------------------------------------
    Less than $50,000                5.75%          6.10%
.................................................................
    $50,000 but less than
    $100,000                         4.75%          4.99%
.................................................................
    $100,000 but less than
    $250,000                         3.75%          3.90%
.................................................................
    $250,000 but less than
    $500,000                         2.75%          2.83%
.................................................................
    $500,000 but less than
    $1,000,000                       2.00%          2.04%
.................................................................
    $1,000,000 or more                 **             **
.................................................................

 * The actual sales charge that may be paid by an investor may differ slightly from the sales charge shown above due to rounding that occurs in the calculation of the offering price and in the number of shares purchased.


** No sales charge is payable at the time of purchase on investments in Class A
   Shares of $1 million or more, although such Class A Shares purchased without a sales charge may be subject to a contingent deferred sales charge of 1.00% on certain redemptions made within eighteen months of purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate the historical cost of their shares, as the Fund and authorized dealers may not retain this information.


No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.

                                 CLASS A SHARES
                               QUANTITY DISCOUNTS


Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. A person eligible for a reduced sales charge includes an individual, his or her spouse or equivalent, and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.


Investors must notify the Fund or their authorized dealer at the time of the purchase order whenever a quantity discount is applicable to purchases and may be required to provide the Fund, or their authorized dealer, with certain information or records to verify eligibility for a quantity discount. Such information or records may include account statements or other records for shares of the Fund or other Participating Funds in all accounts (e.g., retirement accounts) of the investor and other eligible persons, as described above, which may include accounts held at the Fund or at other authorized dealers. Upon such notification, an investor will pay the lowest applicable sales charge. Shareholders should retain any records necessary to substantiate the purchase price of the shares, as the Fund and authorized dealers may not retain this information.

Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact the Fund, their authorized dealer or the Distributor.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.

LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the current offering price of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charge previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.

                                 CLASS A SHARES
                               PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of Van Kampen unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value without a sales charge. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor. The Fund reserves the right to modify or terminate this program at any time.

NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value without a sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

 (1) Current or retired trustees or directors of funds advised by Morgan Stanley and any of its subsidiaries and such persons' families and their beneficial accounts.

 (2) Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.


 (3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses or equivalent and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.


 (4) Banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) that have entered into an agreement with the Distributor or one of its affiliates, purchasing shares on behalf of clients participating in a fund supermarket, wrap program, asset allocation program, or other program in which the clients pay an asset-based fee (which may be subject to a minimum flat fee) for: advisory or financial planning services, executing transactions in Participating Fund shares, or for otherwise participating in the program.

 (5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

 (6) Retirement plans funded by the rollovers of assets of Participating Funds from an employer-sponsored retirement plan and established exclusively for the benefit of an individual (specifically including, but not limited to, a Traditional IRA, Roth IRA, SIMPLE IRA, Solo 401(k), Money Purchase or Profit Sharing plan) if:

      (i) the account being funded by such rollover is to be maintained by the same trustee, custodian or administrator that maintained the plan from which the rollover funding such rollover originated, or an affiliate thereof; and

     (ii) the dealer of record with respect to the account being funded by such rollover is the same as the dealer of record with respect to the plan from which the rollover funding such rollover originated, or an affiliate thereof.

 (7) Trusts created under pension, profit sharing or other employee benefit plans (including qualified and non-qualified deferred compensation plans), provided that (a) the total plan assets are at least $1 million or (b) the plan has more than 100 eligible employees. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million.

 (8) Clients of authorized dealers purchasing shares in fixed or flat fee (rather than transaction based fee) brokerage accounts.


 (9) Certain qualified state tuition plans qualifying pursuant to Section 529 of the Code that are approved by the Fund's Distributor.


(10) Unit investment trusts sponsored by the Distributor or its affiliates.


The term "families" includes a person's spouse or equivalent, children and grandchildren under 21 years of age, parents and the parents of the person's spouse or equivalent.


Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, financial planner, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

Eligible purchasers of Class A Shares may also be entitled to reduced or no initial sales charges through certain purchase programs offered by the Fund. For more information, see "Other Purchase Programs" herein.

                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the following table:

                                 CLASS B SHARES
                             SALES CHARGE SCHEDULE

                         CONTINGENT DEFERRED
                            SALES CHARGE
                         AS A PERCENTAGE OF
                            DOLLAR AMOUNT
    YEAR SINCE PURCHASE   SUBJECT TO CHARGE
------------------------------------------------
    First                       5.00%
.................................................
    Second                      4.00%
.................................................
    Third                       3.00%
.................................................
    Fourth                      2.50%
.................................................
    Fifth                       1.50%
.................................................
    Sixth and After              None
.................................................

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate the historical cost of their shares, as the Fund and authorized dealers may not retain this information. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund generally will not accept a purchase order for Class B Shares in the amount of $100,000 or more.

The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of each purchase of Class B Shares until the time of redemption of such shares.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.

Eligible purchasers of Class B Shares may also be entitled to reduced or no contingent deferred sales charges through certain purchase programs offered by the Fund. For more information, see "Other Purchase Programs" herein.


CONVERSION FEATURE. Class B Shares, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from a Participating Fund is determined by reference to the Participating Fund from which such share was originally purchased.



The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.


                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares

(which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate the historical cost of their shares, as the Fund and authorized dealers may not retain this information. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.

Eligible purchasers of Class C Shares may also be entitled to reduced or no contingent deferred sales charges through certain purchase programs offered by the Fund. For more information, see "Other Purchase Programs" herein.


                              WAIVER OF CONTINGENT
                             DEFERRED SALES CHARGE



The contingent deferred sales charge is waived on redemptions of Class A Shares, Class B Shares and Class C Shares purchased subject to a contingent deferred sales charge (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the amount of the shareholder's investment at the time the plan is established, (iv) if no commission or transaction fee is paid by the Distributor to authorized dealers at the time of purchase of such shares or (v) if made by the Fund's involuntary liquidation of a shareholder's account as described herein. With respect to Class B Shares and Class C Shares, waiver category (iv) above is only applicable with respect to shares sold through certain 401(k) plans. Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption, provided that shares of the Fund are available for sale at the time of reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the Statement of Additional Information or contact your authorized dealer.


                            OTHER PURCHASE PROGRAMS

EXCHANGE PRIVILEGE. Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. For more information regarding the exchange privilege, see the section of this Prospectus entitled "Shareholder Services -- Exchange privilege."


REINSTATEMENT PRIVILEGE. A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of any Participating Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of any Participating Fund with credit given for any contingent deferred sales charge paid on the amount of shares reinstated from such redemption, provided that such shareholder has not previously exercised this reinstatement privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the contingent deferred sales charge applicable to Class C Shares to subsequent redemptions. Reinstatements are made at the net asset value per share (without a sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Participating Fund into which shareholders desire to reinstate their net proceeds of a redemption of shares of the Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in eligible retirement plans for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Participating Fund are available for sale. Shareholders must notify the Distributor or their authorized dealer of their eligibility to participate in the reinstatement privilege and may be required to provide documentation to the Participating Fund.



DIVIDEND DIVERSIFICATION. A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 847-2424, to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any of the Participating Funds so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested. Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.


AVAILABILITY OF INFORMATION. Clear and prominent information regarding sales charges of the Fund and the applicability and availability of discounts from sales charges is available free of charge through our web site at www.vankampen.com, which provides links to the Prospectus and Statement of Additional Information containing the relevant information.

Redemption of Shares

 -------------------------------------------------------------------------------

Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than any applicable sales charge, redemption fee or exchange fee) at any time.

As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer, custodian, trustee or record keeper of a retirement plan account may involve additional fees charged by such person.

The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within 30 days of purchase. The redemption fee is paid directly to the Fund and is intended to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by such shareholders, thereby reducing the impact on longer-term shareholders of such costs. For purposes of determining whether the redemption fee applies, shares that were held the longest will be redeemed first. For Fund shares acquired by exchange, the holding period prior to the exchange is not considered in determining whether the redemption fee is applied. The redemption fee and exchange fee are not imposed on redemptions and/or exchanges made (i) through systematic withdrawal or exchange plans, (ii) through pre-approved asset allocation programs, (iii) by other funds advised by the Adviser or its affiliates, (iv) on shares received by reinvesting income dividends or capital gain distributions and (v) through check writing (with respect to certain fixed-income funds).

The redemption fee and exchange fee may not be imposed on transactions that occur through certain omnibus accounts at financial intermediaries. Certain financial intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from the Fund's redemption fee or may impose certain trading restrictions to deter market timing and frequent trading. If you invest in the Fund through a financial intermediary, please read that firm's materials carefully to learn about any other restrictions or fees that may apply.


Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A taxable gain or loss may be recognized by a shareholder upon redemption of shares, including if the redemption proceeds are paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such in-kind securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase.



WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 947, Jersey City, New Jersey 07303-0947. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name, the class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, a registered securities association or a clearing agency; a savings and loan association; or a federal savings bank.


Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer and must accompany a written redemption request. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.

AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor by the time designated by the Distributor. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.

TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 847-2424 to establish the privilege, or may visit our web site at www.vankampen.com to download an Account Services form, which may be completed to establish the privilege. Shares may be redeemed by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures previously described. Requests received by Investor Services prior to the close of the Exchange, generally 4:00 p.m., Eastern time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check or by Automated Clearing House and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account for this account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.

Distributions from the Fund

 -------------------------------------------------------------------------------

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

DIVIDENDS. Dividends from stocks and interest from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Trustees, is to distribute at least annually all, or substantially all, of its net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services

 -------------------------------------------------------------------------------

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.

INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet (restrictions apply to certain account and transaction types). Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without a sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by visiting our web site at www.vankampen.com, by writing to Investor Services or by telephone by calling (800) 847-2424. The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.


AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.

EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor or by visiting our web site at www.vankampen.com.

Shares of the Fund will be assessed an exchange fee of 2% on the proceeds of the exchanged shares held for less than 30 days. See "Redemption of Shares" above for more information about when the exchange fee will apply.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.

A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by calling (800) 847-2424, our automated telephone system (which is generally accessible 24 hours a day, seven days a week), or by visiting our web site at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.

The Fund and the Distributor reserve the right to reject or limit any order to purchase Fund shares through exchange or otherwise and to close any shareholder account. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund rejecting or limiting, in the Fund's or the Distributor's discretion, additional purchases and/or exchanges or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment to this exchange privilege.

For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged shares and on any shares previously exchanged for such shares or for any of their predecessors shall be included. If the exchanged shares were acquired through reinvestment, those shares are deemed to have been sold with a sales charge rate equal to the rate previously paid on the shares on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's shares, the shares upon which the highest sales charge rate was previously paid are deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

Frequent Purchases
and Redemptions
of Fund Shares

 -------------------------------------------------------------------------------

Frequent purchases and redemptions of Fund shares by Fund shareholders ("market-timing" or "short-term trading") may present risks for long-term shareholders of the Fund, which may include, among other things, diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of the Fund's portfolio, increasing trading and administrative costs, incurring unwanted taxable gains, and forcing the Fund to hold excess levels of cash.

Certain types of mutual funds may be more susceptible to investors seeking to market time or short-term trade. Mutual funds that invest in securities that are, among other things, thinly traded, traded infrequently or less liquid are subject to the risk that market timers and/or short-term traders may seek to take advantage of situations where the current market price may not accurately reflect the current market value.

The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders, and the Fund's Board of Trustees has adopted policies and procedures to deter such frequent purchases and redemptions. The Fund's policies with respect to purchases, redemptions and exchanges of Fund shares are described in the "Fees and Expenses of the Fund," "Purchase of Shares," "Redemption of Shares" and "Shareholder Services -- Exchange privilege" sections of this Prospectus. The Fund's policies with respect to valuing portfolio securities are described in the "Purchase of Shares" section of this Prospectus. Except as described in each of these sections and with respect to omnibus accounts, the Fund's policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment advisers, broker dealers, transfer agents, third party administrators and insurance companies, the Fund (i) has requested assurance that such intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market timing concerns and has instructed such intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Fund's policies with respect to frequent purchases, exchanges and redemptions of Fund shares. On omnibus accounts at intermediaries, the intermediary generally does not provide specific shareholder transaction information to the Fund on individual shareholder accounts on an ongoing basis. Therefore, to some extent, the Fund relies on the intermediaries to monitor frequent short-term trading by shareholders. As part of the Fund's or the Distributor's agreements with intermediaries, the intermediaries are required to provide certain shareholder identification and transaction information upon the Fund's request. The Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that the Fund will be able to identify or prevent all market-timing activity.


Federal Income Taxation

 -------------------------------------------------------------------------------

Distributions of the Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gain, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder (assuming such shares are held as a capital asset).

Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Current law provides for reduced U.S. federal income tax rates on (i) long-term capital gains received by individuals and (ii) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rates for capital gains generally apply to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and cease to apply for taxable years beginning after December 31, 2010. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2010. Fund shareholders, as well as the Fund itself, must also satisfy certain holding period and other requirements in order for the reduced rate for dividends to apply. Because the Fund intends to invest primarily in common stocks and other equity securities, a portion of the ordinary income dividends paid by the Fund should be eligible for the reduced rate applicable to "qualified dividend income." No assurance can be given as to what percentage of the ordinary income dividends paid by the Fund will consist of

"qualified dividend income." To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains.

The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers on the sale or exchange of shares is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2010).

Backup withholding rules require the Fund, in certain circumstances, to withhold 28% (through 2010) of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable), or who are otherwise subject to backup withholding.


Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Under current law, the Fund may pay "interest-related dividends" and "short-term capital gain dividends" to its foreign shareholders without having to withhold on such dividends at the 30% rate. The amount of "interest-related dividends" that the Fund may pay each year is limited to the amount of qualified interest income received by the Fund during that year, less the amount of the Fund's expenses properly allocable to such interest income. The amount of "short-term capital gain dividends" that the Fund may pay each year generally is limited to the excess of the Fund's net short-term capital gains over its net long-term capital losses, without any reduction for the Fund's expenses allocable to such gains (with exceptions for certain gains). The exemption from 30% withholding tax for "short-term capital gain dividends" does not apply with respect to foreign shareholders that are present in the United States for more than 182 days during the taxable year. If the Fund's income for a taxable year includes "qualified interest income" or net short-term capital gains, the Fund may designate dividends as "interest-related dividends" or "short-term capital gain dividends" by written notice mailed to its foreign shareholders not later than 60 days after the close of the Fund's taxable year. These provisions apply to dividends paid by the Fund with respect to the Fund's taxable years beginning on or after January 1, 2005 and will cease to apply to dividends paid by the Fund with respect to the Fund's taxable years beginning after December 31, 2007.



The Fund may be required to withhold U.S. withholding tax at a rate of 35% from certain distributions to its foreign shareholders that are attributable to dispositions of United States real property interests. Specifically, if the Fund distributes amounts constituting capital gain attributable to the sale or disposition (either by the Fund or by a REIT in which the Fund invests) of a United States real property interest (for example, stock of a REIT or stock of a corporation that invests significantly in real property located in the United States), the Fund may be required to withhold 35% of such distributions. Foreign shareholders who receive such distributions may also be required to pay tax on such distributions at regular graduated rates applicable to United States persons and file a non-resident U.S. federal income tax return. See the Statement of Additional Information for a more detailed discussion.


Foreign shareholders must provide documentation to the Fund certifying their non-United States status. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares of the Fund.

The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the

Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, plus any amounts that were not distributed in previous taxable years, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.

The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

Disclosure of
Portfolio Holdings

 -------------------------------------------------------------------------------

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.

    Financial Highlights

     ---------------------------------------------------------------------------

    The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including payment of the maximum sales charge or taxes on Fund distributions or redemptions). The information has been audited by Ernst & Young LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's most recent financial statements, may be obtained without charge from our web site at www.vankampen.com or by calling the telephone number on the back cover of this Prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Fund's Annual Report.

                                                                                       CLASS A SHARES
                                                                                    YEAR ENDED MARCH 31,
                                                                    ----------------------------------------------------
                                                                     2007       2006       2005       2004        2003
      ------------------------------------------------------------------------------------------------------------------
      Net Asset Value, Beginning of the Period....................  $10.80     $ 7.98     $ 7.11     $  4.73     $  6.32
                                                                    ------     ------     ------     -------     -------
       Net Investment Loss(a).....................................    (.09)      (.10)      (.09)       (.08)       (.06)
       Net Realized and Unrealized Gain/Loss......................    (.01)      2.92        .96        2.46       (1.53)
                                                                    ------     ------     ------     -------     -------
      Total from Investment Operations............................    (.10)      2.82        .87        2.38       (1.59)
                                                                    ------     ------     ------     -------     -------
      Net Asset Value, End of the Period..........................  $10.70     $10.80     $ 7.98     $  7.11     $  4.73
                                                                    ======     ======     ======     =======     =======
      Total Return*...............................................   -.83%(b)  35.21%(b)  12.08%(b)   50.53%(b)  -25.16%(b)
      Net Assets at End of the Period (in millions)...............  $226.6     $146.9     $ 57.2     $  47.2     $  23.7
      Ratio of Expenses to Average Net Assets*(e).................   1.47%      1.61%      1.60%       1.60%       1.60%
      Ratio of Net Investment Loss to Average Net Assets*.........   (.92%)    (1.06%)    (1.15%)     (1.30%)     (1.20%)
      Portfolio Turnover..........................................    321%       277%       281%        332%        232%
       *If certain expenses had not been voluntarily assumed by
        the Adviser, total returns would have been lower and the
        ratios would have been as follows:
      Ratio of Expenses to Average Net Assets(e)..................     N/A      1.63%      1.74%       1.77%       1.79%
      Ratio of Net Investment Loss to Average Net Assets..........     N/A     (1.09%)    (1.29%)     (1.47%)     (1.39%)

                                                                                       CLASS B SHARES
                                                                                    YEAR ENDED MARCH 31,
                                                                    -----------------------------------------------------
                                                                     2007        2006       2005       2004        2003
      ------------------------------------------------------------  -----------------------------------------------------
      Net Asset Value, Beginning of the Period....................  $10.39      $ 7.74     $ 6.95     $  4.65     $  6.26
                                                                    ------      ------     ------     -------     -------
       Net Investment Loss(a).....................................    (.16)       (.16)      (.14)       (.13)       (.10)
       Net Realized and Unrealized Gain/Loss......................    (.01)       2.81        .93        2.43       (1.51)
                                                                    ------      ------     ------     -------     -------
      Total from Investment Operations............................    (.17)       2.65        .79        2.30       (1.61)
                                                                    ------      ------     ------     -------     -------
      Net Asset Value, End of the Period..........................  $10.22      $10.39     $ 7.74     $  6.95     $  4.65
                                                                    ======      ======     ======     =======     =======
      Total Return*...............................................  -1.64%(c)   34.24%(c)  11.37%(c)   49.46%(c)  -25.60%(c)
      Net Assets at End of the Period (in millions)...............  $ 50.6      $ 59.1     $ 43.7     $  42.9     $  21.8
      Ratio of Expenses to Average Net Assets*(e).................   2.22%       2.36%      2.35%       2.35%       2.35%
      Ratio of Net Investment Loss to Average Net Assets*.........  (1.68%)     (1.83%)    (1.91%)     (2.06%)     (1.95%)
      Portfolio Turnover..........................................    321%        277%       281%        332%        232%
       *If certain expenses had not been voluntarily assumed by
        the Adviser, total returns would have been lower and the
        ratios would have been as follows:
      Ratio of Expenses to Average Net Assets(e)..................     N/A       2.39%      2.49%       2.52%       2.54%
      Ratio of Net Investment Loss to Average Net Assets..........     N/A      (1.86%)    (2.05%)     (2.23%)     (2.14%)

                                                                                       CLASS C SHARES
                                                                                    YEAR ENDED MARCH 31,
                                                                    ----------------------------------------------------
                                                                     2007       2006       2005       2004        2003
      ------------------------------------------------------------  -------------------------------------------------------------
      Net Asset Value, Beginning of the Period....................  $10.38     $ 7.73     $ 6.94     $  4.65     $  6.25
                                                                    ------     ------     ------     -------     -------
       Net Investment Loss(a).....................................    (.16)      (.16)      (.14)       (.13)       (.10)
       Net Realized and Unrealized Gain/Loss......................    (.01)      2.81        .93        2.42       (1.50)
                                                                    ------     ------     ------     -------     -------
      Total from Investment Operations............................    (.17)      2.65        .79        2.29       (1.60)
                                                                    ------     ------     ------     -------     -------
      Net Asset Value, End of the Period..........................  $10.21     $10.38     $ 7.73     $  6.94     $  4.65
                                                                    ======     ======     ======     =======     =======
      Total Return*...............................................  -1.64%(d)  34.28%(d)  11.22%(d)   49.46%(d)  -25.60%(d)
      Net Assets at End of the Period (in millions)...............  $ 31.7     $ 28.0     $ 16.3     $  18.3     $  10.7
      Ratio of Expenses to Average Net Assets*(e).................   2.22%      2.36%      2.35%       2.35%       2.35%
      Ratio of Net Investment Loss to Average Net Assets*.........  (1.68%)    (1.83%)    (1.91%)     (2.06%)     (1.95%)
      Portfolio Turnover..........................................    321%       277%       281%        332%        232%
       *If certain expenses had not been voluntarily assumed by
        the Adviser, total returns would have been lower and the
        ratios would have been as follows:
      Ratio of Expenses to Average Net Assets(e)..................     N/A      2.39%      2.49%       2.52%       2.54%
      Ratio of Net Investment Loss to Average Net Assets..........     N/A     (1.86%)    (2.05%)     (2.23%)     (2.14%)



    N/A = Not Applicable


    (a) Based on average shares outstanding.

    (b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

    (c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

    (d) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

    (e) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% for the year ended March 31, 2006.

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
   - Call your broker
   - WEB SITE
     www.vankampen.com
   - FUNDINFO(R)
     Automated Telephone System 800-847-2424

DEALERS
   - WEB SITE
     www.vankampen.com
   - FUNDINFO(R)
     Automated Telephone System 800-847-2424
   - VAN KAMPEN INVESTMENTS 800-421-5666


VAN KAMPEN SMALL CAP GROWTH FUND

522 Fifth Avenue


New York, New York 10036


Investment Adviser
VAN KAMPEN ASSET MANAGEMENT

522 Fifth Avenue


New York, New York 10036


Distributor
VAN KAMPEN FUNDS INC.

522 Fifth Avenue


New York, New York 10036


Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 947
Jersey City, New Jersey 07303-0947
Attn: Van Kampen Small Cap Growth Fund

Custodian
STATE STREET BANK AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111
Attn: Van Kampen Small Cap Growth Fund

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

--------------------------------------------------------------------------------
  Van Kampen Small Cap Growth Fund
  A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

  You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.


  You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling 800.847.2424. Free copies of the Fund's reports and its Statement of Additional Information are available from our web site at www.vankampen.com.


  Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at
  202.551.8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

  This Prospectus is dated

  July 31, 2007


  CLASS A SHARES
  CLASS B SHARES
  CLASS C SHARES

  The Fund's Investment Company Act File No. is 811-04805.
--------------------------------------------------------------------------------

                                                         Van Kampen Funds Inc.

                                                  1 Parkview Plaza - Suite 100

                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555
                                                             www.vankampen.com


                  Copyright (C)2007 Van Kampen Funds Inc. All rights reserved.

                                                              Member NASD/SIPC


                                                                  SCG PRO 7/07


     (VAN KAMPEN INVESTMENTS LOGO)

                                         MUTUAL FUNDS

                                         Van Kampen
                                         Small Cap Growth Fund

                                         ---------------------------------------
                                         This Prospectus is dated

                                         July 31, 2007


                                         CLASS I SHARES

                                        Van Kampen Small Cap Growth Fund's
                                        investment objective is to seek
                                        capital appreciation. The Fund's
                                        investment adviser seeks to achieve
                                        the Fund's investment objective by
                                        investing primarily in common stocks
                                        and other equity securities of small
                                        companies that the Fund's investment
                                        adviser believes have above-average
                                        potential for capital appreciation.

                                        Shares of the Fund have not been
                                        approved or disapproved by the
                                        Securities and Exchange Commission
                                        (SEC) or any state regulator, and
                                        neither the SEC nor any state
                                        regulator has passed upon the accuracy
                                        or adequacy of this Prospectus. Any
                                        representation to the contrary is a
                                        criminal offense.
     (VAN KAMPEN INVESTMENTS LOGO)

Table of Contents


Risk/Return Summary.........................................   3
Fees and Expenses of the Fund...............................   6
Investment Objective, Principal Investment Strategies and
Risks.......................................................   7
Investment Advisory Services................................  11
Purchase of Shares..........................................  12
Redemption of Shares........................................  15
Distributions from the Fund.................................  16
Shareholder Services........................................  16
Frequent Purchases and Redemptions of Fund Shares...........  16
Federal Income Taxation.....................................  17
Disclosure of Portfolio Holdings............................  19
Financial Highlights........................................  20


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek capital appreciation.

                        PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in common stocks and other equity securities of small companies that the Fund's investment adviser believes have above-average potential for capital appreciation.

The Fund's investment adviser uses a bottom-up stock selection process seeking attractive growth opportunities on an individual company basis. The Fund's investment adviser believes that stock prices are driven by expected earnings growth, the expected long-term sustainability of that growth and the market's valuation of those factors. Therefore, in selecting securities for investment, the Fund's investment adviser seeks those companies that it believes are currently mispriced based on growth expectations and the sustainability of that growth in the market. The Fund's investment adviser generally sells securities of a company when it believes the company's growth potential, and/or the sustainability of that growth, flattens or declines.


The Fund may invest up to 25% of its total assets in securities of foreign issuers. The Fund may invest up to 10% of its total assets in real estate investment trusts ("REITs"). The Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts and forward contracts (collectively, also referred to in this Prospectus as Strategic Transactions), for various portfolio management purposes, including to earn income, to facilitate portfolio management and to mitigate risks.


Investment opportunities for small capitalization, growth company securities may be more limited than those in other sectors of the market. To facilitate the management of the Fund's portfolio, the Fund may from time to time suspend the continuous offering of its shares to investors. As market conditions permit, the Fund may reopen sales of the Fund's shares to investors. Any such limited offerings of the Fund may commence and terminate without any prior notice.

                           PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply.

The Fund emphasizes a growth style of investing and focuses primarily on small companies. The market values of growth securities may be more volatile than other types of investments. The returns on growth securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund's investments will vary and at times may be lower or higher than that of other types of investments. During an overall stock market decline, stock prices of small or unseasoned companies often fluctuate more and may fall more than stock prices of larger, more established companies. Historically, stocks of small companies have sometimes gone through extended periods when they did not perform as well as stocks of larger companies.

The Fund may from time to time emphasize certain sectors of the market. To the extent the Fund invests a significant portion of its assets in securities of companies in the same sector of the market, the Fund is more susceptible to economic, political, regulatory and other occurrences influencing those sectors.

RISKS OF SMALL CAPITALIZATION COMPANIES. The Fund focuses its investments on small capitalization companies which often are newer, less established companies. Investing in small capitalization companies involves risks not ordinarily associated with investments in large capitalization companies. Small capitalization companies carry additional risks because their earnings generally tend to be less predictable, they often have limited product lines, markets, distribution channels or financial resources and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of small capitalization companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. In addition, equity securities of small capitalization companies generally are less liquid than those of larger capitalization companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.


FOREIGN RISKS. Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues. The Fund may also invest in issuers in developing or emerging market countries, which are subject to greater risks than investments in securities of issuers in developed countries.


RISKS OF INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS"). Investing in REITs makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. In addition, REITs depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs must comply with certain requirements of the federal income tax law to maintain their federal income tax status. Investments in REITs may involve duplication of management fees and certain other expenses.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and forward contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.


MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Fund's investment objective and principal investment strategies, the Fund may be appropriate for investors who:

- Seek capital appreciation over the long-term

- Do not seek current income from their investment

- Are willing to take on the increased risks of investing in smaller companies

- Can withstand substantial volatility in the value of their shares of the Fund

- Wish to add to their investment portfolio a fund that emphasizes a growth style of investing in common stocks and other equity securities of small companies

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund's Class A Shares* over the six calendar years prior to the date of this Prospectus. Remember that past performance of the Fund is not indicative of its future performance.


[BAR GRAPH]

                                                                     CLASS A SHARES* ANNUAL RETURN
                                                                     -----------------------------
2001                                                                            -38.92
2002                                                                            -26.86
2003                                                                             39.00
2004                                                                             21.79
2005                                                                             12.07
2006                                                                             12.81





* Class I Shares of the Fund commenced operations on February 2, 2006 and therefore do not have a full calendar year of return information to report. The returns shown in the Annual Performance chart above (and in the Comparative Performance chart below) are for Class A Shares of the Fund (which are offered in a separate prospectus). The Class A Shares' sales loads are not reflected in this chart. If these sales loads had been included, the returns shown above would have been lower. The annual returns of the Fund's Class I Shares would have similar variability from year to year as shown in the preceding chart for Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of Class I Shares will differ from the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares. Return information for the Fund's Class I Shares will be shown in future prospectuses offering the Fund's Class I Shares after the Fund's Class I Shares have a full calendar year of return information to report.



The Fund's return for the six-month period ended June 30, 2007 for Class A Shares was 12.22%. As a result of market activity, current performance may vary from the figures shown.



During the six-year period shown in the bar chart, the highest quarterly return for Class A Shares was 18.82% (for the quarter ended June 30, 2003) and the lowest quarterly return for Class A Shares was -31.42% (for the quarter ended March 31, 2001).


                            COMPARATIVE PERFORMANCE

As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Russell 2000(R) Growth Index*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures are for the Fund's Class A Shares** and include the maximum sales charges paid by investors on such Class A Shares. The index's performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index.

In addition to before tax returns, the table shows after tax returns for the Fund's Class A Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. The after tax returns for the Fund's Class I Shares will vary from the Class A Shares' returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after tax return may be higher than the before tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.


Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2006 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance

(before and after taxes) of the Fund is not indicative of its future performance.


    AVERAGE ANNUAL
    TOTAL RETURNS
    FOR THE
    PERIODS ENDED                PAST      PAST        SINCE
    DECEMBER 31, 2006           1 YEAR    5 YEARS    INCEPTION
------------------------------------------------------------------
    Van Kampen Small Cap
    Growth Fund --
    Class A Shares**
      Return Before Taxes       6.35%      8.25%      -0.34%(1)

      Return After Taxes on
      Distributions             6.35%      8.25%      -0.34%(1)

      Return After Taxes on
      Distributions and Sale
      of Fund Shares            4.12%      7.17%      -0.29%(1)
    Russell 2000(R) Growth
    Index*                      13.35%     6.93%       3.35%(1)
...................................................................



Return information is provided since: (1) 11/27/00.


 * The Russell 2000(R) Growth Index measures the performance of those Russell 2000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000(R) Index includes the 2,000 smallest companies in the Russell 3000(R) Index, which in turn consists of the 3,000 largest U.S. companies based on total market capitalization.


** Class I Shares of the Fund commenced operations on February 2, 2006 and do not have a full calendar year of return information to report. The returns shown in the Comparative Performance chart are for Class A Shares of the Fund (which are offered in a separate prospectus). Although all of the Fund's shares are invested in the same portfolio of securities, the actual annual returns of Class I Shares will differ from the annual returns shown for the Fund's Class A Shares because of differences in the sales charges and expenses borne by each class of shares. Return information for the Fund's Class I Shares will be shown in future prospectuses offering the Fund's Class I Shares after the Fund's Class I Shares have a full calendar year of return information to report.

Fees and Expenses
of the Fund

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                CLASS I
                                                SHARES
-----------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
-----------------------------------------------------------
Maximum sales charge (load) imposed on
purchases                                          None
............................................................
Maximum deferred sales charge (load)               None
............................................................
Maximum sales charge (load) imposed on
reinvested dividends                               None
............................................................
Redemption fee(1)                                 2.00%
............................................................
Exchange fee(1)                                   2.00%
............................................................



ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets and are based
on expenses incurred during the Fund's fiscal year ended
March 31, 2007)
-----------------------------------------------------------
Management fees                                   0.80%
............................................................
Other expenses                                    0.42%
............................................................
Total annual fund operating expenses              1.22%
............................................................



(1) The redemption fee and the exchange fee apply to the proceeds of Fund shares that are redeemed or exchanged within 30 days of purchase. See "Redemption of Shares" for more information on when the fees apply.


Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         ONE       THREE      FIVE        TEN
                         YEAR      YEARS      YEARS      YEARS
-------------------------------------------------------------------
Class I Shares           $124      $387       $670       $1,477
....................................................................


Investment Objective,
Principal Investment
Strategies and Risks

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek capital appreciation. Any income received from the investment of portfolio securities is incidental to the Fund's objective. The Fund's investment objective may be changed by the Fund's Board of Trustees without shareholder approval, but no change is anticipated. If the Fund's investment objective changes, the Fund will notify shareholders and shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.

                              PRINCIPAL INVESTMENT

                              STRATEGIES AND RISKS

Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in common stocks and other equity securities of small companies that the Fund's investment adviser believes have above-average potential for capital appreciation. The Fund's investment adviser uses a bottom-up disciplined style of investing that emphasizes the analysis of individual stocks rather than economic and market cycles. The Fund's investment adviser relies on its research capabilities and company/analyst meetings in reviewing companies. The Fund's investment adviser believes that stock prices are driven by expected earnings growth, the expected long-term sustainability of that growth and the market's valuation of those factors. Therefore, in selecting securities for investment, the Fund's investment adviser seeks those companies that it believes are currently mispriced based on growth expectations and the sustainability of that growth in the market. The Fund generally seeks companies that appear to be positioned to produce an attractive level of future earnings through the development of new products, services or markets or as a result of changing markets or industry conditions. The Fund's investment adviser expects that many of the companies in which the Fund invests may, at the time of investment, be experiencing higher rates of earnings growth than average. The securities of such companies may trade at higher prices to earnings ratios relative to more established companies and rates of earnings growth may be higher than the market average. Stock prices of these companies may tend to be more volatile.


Under normal market conditions, the Fund invests at least 80% of its net assets (including any borrowings for investment purposes) in securities of small companies at the time of investment. The Fund's policy in the foregoing sentence may be changed by the Fund's Board of Trustees without shareholder approval, but no change is anticipated; if the Fund's policy in the foregoing sentence changes, the Fund will notify shareholders in writing at least 60 days prior to implementation of the change and shareholders should consider whether the Fund remains an appropriate investment in light of the changes. Under current market conditions, the Fund's investment adviser generally defines small companies as having market capitalizations, at the time of investment, similar to the companies in the Russell 2000(R) Index. The Russell 2000(R) Index consists of companies up to the capitalization range of approximately $3.3 billion as of June 30, 2007. Investments in such companies may offer greater opportunities for capital appreciation than larger, more established companies, but also may involve special risks. The securities of small companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger-sized companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger, more established companies. Thus, the Fund may be subject to greater investment risk than that assumed through investment in the securities of larger, more established companies.

The companies and industries in which the Fund invests will change over time depending on the assessment of the Fund's investment adviser of growth opportunities. Although the Fund limits its investments to up to (but not including) 25% of its total assets in any single industry, a significant portion of the Fund's assets may be invested in securities of companies in the same sector of the market. This may occur, for example, when the Fund's investment adviser believes that several companies in the same sector each offer attractive growth opportunities. To the extent that the Fund invests a significant portion of its assets in a limited number of market sectors, the Fund will be more susceptible to economic, political, regulatory and other factors influencing such sectors.

The Fund does not limit its investments to any single group or type of security. The Fund may invest in unseasoned issuers or in securities involving special circumstances, such as initial public offerings, companies with new management or management reliant upon one or a few key people, special products and techniques, limited or cyclical product lines, services, markets or resources, or unusual developments, such as acquisitions, mergers, liquidations, bankruptcies or leveraged buyouts. Investments in unseasoned companies, or companies with special circumstances or unusual developments, often involve much greater risks than are inherent in other types of investments, and securities of such companies may be more likely to experience unexpected fluctuations in price. In addition, investments made in anticipation of future events may, if the events are delayed or never achieved, cause stock prices to fall.

The Fund may dispose of a security whenever, in the opinion of the Fund's investment adviser, factors indicate it is desirable to do so. The Fund's investment adviser generally sells securities of a company when it believes the company's growth potential, and/or the sustainability of that growth, flattens or declines. Other factors may include changes in the company's operations or relative market performance, changes in the appreciation possibilities offered by individual securities, changes in the market trends or other factors affecting an individual security, changes in economic or market factors in general or with respect to a particular industry, and other circumstances bearing on the desirability of a given investment. In addition, if an individual stock position appreciates to a point where it begins to account for a larger percentage of the Fund's assets, the Fund's investment adviser may sell a portion of the position held.

The Fund invests primarily in common stocks and also may invest in other equity securities, including preferred stocks, convertible securities and rights and warrants to purchase common or preferred stock.

COMMON STOCKS. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

PREFERRED STOCK. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.


REITS. The Fund may invest up to 10% of its total assets in REITs. REITs pool investors' funds for investment primarily in commercial real estate properties or real-estate related loans. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of the REIT's value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code. In addition, investments in REITs may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by REITs in which it invests.


                             RISKS OF INVESTING IN
                         SECURITIES OF FOREIGN ISSUERS

The Fund may invest up to 25% of its total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.

The Fund may invest in securities of issuers determined by the investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers, including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.

Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Fund may be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.

The Fund may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

                             STRATEGIC TRANSACTIONS

The Fund may, but is not required to, use various investment Strategic Transactions described below to earn income, to facilitate portfolio management and to seek to mitigate risks. Although the Fund's investment adviser seeks to use these transactions to achieve the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.


The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, equity indices, and other financial instruments; financial futures contracts and options on futures contracts (including but not limited to security index futures contracts, foreign currency exchange futures contracts and other financial futures contracts); and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps, or options on currencies or currency futures contracts. In addition, the Fund may invest in other derivative instruments that are developed over time if their use would be consistent with the Fund's investment objective and is approved by the Fund's Board of Trustees. Collectively, all of the above are referred to as "Strategic Transactions."


The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of certain securities for investment purposes, protect against changes in currency exchange rates, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instrument. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Fund's investment adviser to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. In addition, amounts paid as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

The Fund complies with applicable regulatory requirements when implementing Strategic Transactions, including the segregation of cash and/or liquid securities on the books of the Fund's custodian, as mandated by SEC rules or SEC staff positions. A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.

                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.

The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the Fund's investment adviser believes the potential for capital appreciation has lessened, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions and dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate. The Fund's portfolio turnover rate is reported in the section entitled "Financial Highlights."

TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks and in investment grade corporate debt securities. Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.

Investment
Advisory Services

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THE ADVISER. Van Kampen Asset Management is the Fund's investment adviser (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that services more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $123 billion under management or supervision as of June 30, 2007. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor"), is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that provides a wide range of investment banking, securities, investment management and wealth management services. The Adviser's principal office is located at 522 Fifth Avenue, New York, New York 10036.


ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory

Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $500 million           0.80%
...................................................
    Next $500 million            0.75%
...................................................
    Over $1 billion              0.70%
...................................................


Applying this fee schedule, the Fund's effective advisory fee rate was 0.80% of the Fund's average daily net assets for the Fund's fiscal year ended March 31, 2007. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.


The Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.


Both the 1940 Act and the terms of the Fund's Advisory Agreement require that any investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately. On May 30, 2007, the Board of Trustees, and the independent trustees voting separately, last determined that the terms of the Advisory Agreement are fair and reasonable and approved the continuance of the Advisory Agreement as being in the best interests of the Fund and its shareholders; and a discussion regarding the basis for the Board of Trustees' approval of such Advisory Agreement will be included in the Fund's next Semi-Annual Report issued after such determination (for the semi-annual period ended September 30, 2007, which should be available in November 2007).



PORTFOLIO MANAGEMENT. The Fund is managed by members of the Adviser's Multi-Cap Growth team. The Multi-Cap Growth team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund's portfolio are Gary M. Lewis, a Managing Director of the Adviser, Matthew Hart, Dudley Brickhouse and Janet Luby, each an Executive Director of the Adviser, and Scott Miller, a Vice President of the Adviser.



Mr. Lewis has been associated with the Adviser in an investment management capacity since 1986 and has been managing the Fund since 2000. Mr. Hart has been associated with the Adviser in an investment management capacity since 1997 and has been managing the Fund since 2000. Mr. Brickhouse has been associated with the Adviser in an investment management capacity since 1997 and has been managing the Fund since 2000. Ms. Luby has been associated with the Adviser in an investment management capacity since 1995 and has been managing the Fund since 2000. Mr. Miller has been associated with the Adviser in an investment management capacity since 2001 and has been managing the Fund since 2001.


Mr. Hart is the lead manager of the Fund. Members of the team collaborate to identify investments that fit the team's criteria. Mr. Hart is responsible for the execution of the overall strategy of the Fund.

The Fund's Statement of Additional Information provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

The composition of the team may change without notice from time to time.

Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL


This Prospectus offers Class I Shares of the Fund. Class I Shares are offered without any sales charges on purchases or sales and without any distribution (12b-1) fee and service fee. Class I Shares are available for purchase exclusively by (i) tax-exempt retirement plans with assets of at least one million dollars

(including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least one million dollars, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least one million dollars and (v) certain Van Kampen investment companies.


Participants in tax-exempt retirement plans must contact the plan's administrator to purchase shares. For plan administrator contact information, participants should contact their respective employer's human resources department. Participants in fee-based investment programs should contact the program's administrator or their financial adviser to purchase shares. Transactions generally are effected on behalf of a tax-exempt retirement plan participant by the administrator or a custodian, trustee or record keeper for the plan and on behalf of a fee-based investment program participant by their administrator or financial adviser. Institutional clients may purchase shares either directly or through an authorized dealer.

Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and generally has the same rights, except for the differing sales loads, distribution fees, service fees and any related expenses associated with each class of shares, the exclusive voting rights by each class with respect to any distribution plan or service plan for such class of shares, and some classes may have different conversion rights or shareholder servicing options.

                              PRICING FUND SHARES


The offering price of the Fund's shares is based upon the Fund's net asset value per share. The net asset value per share is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m., Eastern time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for Class I Shares is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to Class I Shares, less all liabilities (including accrued expenses) attributable to Class I Shares, by the total number of Class I Shares outstanding.


Such computation is made by using prices as of the close of trading on the Exchange and valuing portfolio securities (i) for which market quotations are readily available at such market quotations (for example, using the last reported sale price for securities listed on a securities exchange or using the mean between the last reported bid and asked prices on unlisted securities) and
(ii) for which market quotations are not readily available and any other assets at their fair value as determined in good faith in accordance with procedures established by the Fund's Board of Trustees. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Annual Report.

Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund's net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares. The Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading.

If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund's net asset value was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Fund's Board of Trustees, an effect of which may be to foreclose opportunities available to market timers or short-term traders. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean of the bid price and asked price of such currencies against the U.S. dollar as quoted by a major bank.

                               HOW TO BUY SHARES


The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 522 Fifth Avenue, New York, New York 10036. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). Dealers and brokers are sometimes referred to herein as authorized dealers.



Shares may be purchased on any business day through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser, who will submit orders to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments.


The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated authorized dealers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund's shares. For more information, please see the Fund's Statement of Additional Information and/or contact your authorized dealer.


The offering price for shares is based upon the next determined net asset value per share after an order is received timely by Investor Services, either directly or from authorized dealers, administrators, financial advisers, custodians, trustees or record keepers. Purchases completed through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser may involve additional fees charged by such person. Orders received by Investor Services prior to the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers prior to the close of the Exchange that are properly transmitted to Investor Services by the time designated by Investor Services, are priced based on the date of receipt. Orders received by Investor Services after the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers after the close of the Exchange or orders received by such persons that are not transmitted to Investor Services until after the time designated by Investor Services, are priced based on the date of the next determined net asset value per share provided they are received timely by Investor Services on such date. It is the responsibility of authorized dealers, administrators, custodians, trustees, record keepers or financial advisers to transmit orders received by them to Investor Services so they will be received in a timely manner.


The Fund and the Distributor reserve the right to reject or limit any order to purchase Fund shares through exchange or otherwise and to close any shareholder account. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds (as defined below) may result in the Fund rejecting or limiting, in the Fund's or the Distributor's discretion, additional purchases and/or exchanges or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. As used herein, "Participating Funds" refers to Van Kampen investment companies advised by the Adviser and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact their authorized dealer, administrator or financial adviser.


To help the government fight the funding of terrorism and money laundering activities, the Fund has implemented an anti-money laundering compliance program and has designated an anti-money laundering compliance officer. As part of the program, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. The Fund and the Distributor reserve the right to not open your account if this information is not provided. If the Fund or the Distributor is unable to verify your identity, the Fund and the Distributor reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after the account is closed (less any applicable redemption fee or exchange fee) or take any other action required by law.


Redemption of Shares

 -------------------------------------------------------------------------------

Generally, shareholders of Class I Shares of the Fund may redeem for cash some or all of their shares without charge by the Fund (other than any applicable redemption fee or exchange fee) at any time. Participants in tax-exempt retirement plans must contact the plan's administrator to redeem shares. For plan administrator contact information, participants should contact their respective employer's human resources department. Participants in fee-based investment programs must contact the program's administrator or their financial adviser to redeem shares. Institutional clients may redeem shares either directly or through an authorized dealer. Plan administrators, custodians, trustees, record keepers or financial advisers may place redemption requests directly with Investor Services or through an authorized dealer following procedures specified by such authorized dealer.


The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within 30 days of purchase. The redemption fee is paid directly to the Fund and is intended to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by such shareholders, thereby reducing the impact on longer-term shareholders of such costs. For purposes of determining whether the redemption fee applies, shares that were held the longest will be redeemed first. For Fund shares acquired by exchange, the holding period prior to the exchange is not considered in determining whether the redemption fee is applied. The redemption fee and exchange fee are not imposed on redemptions and/or exchanges made (i) through pre-approved asset allocation programs, (ii) on shares received by reinvesting income dividends or capital gain distributions and (iii) by other funds advised by the Adviser or its affiliates.


The redemption fee and exchange fee may not be imposed on transactions that occur through certain omnibus accounts at financial intermediaries. Certain financial intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from the Fund's redemption fee or may impose certain trading restrictions to deter market timing and frequent trading. If you invest in the Fund through a financial intermediary, please read that firm's materials carefully to learn about any other restrictions or fees that may apply.

The redemption price will be the net asset value per share (less any applicable redemption fee or exchange fee) next determined after the receipt by Investor Services of a request in proper form from an administrator, custodian, trustee, record keeper or financial adviser, or by the Distributor from an authorized dealer, provided such order is transmitted to Investor Services or the Distributor by the time designated by Investor Services or the Distributor. It is the responsibility of administrators, financial advisers, custodians, trustees, record keepers and authorized dealers to transmit redemption requests received by them to Investor Services or the Distributor so they will be received prior to such time. Redemptions completed through an administrator, custodian, trustee, record keeper, financial adviser or authorized dealer may involve additional fees charged by such person.

Payment for shares redeemed generally will be mailed within seven days after receipt by Investor Services of the redemption request in proper form. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A taxable gain or loss may be recognized by a shareholder upon redemption of shares, including if the redemption proceeds are paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such in-kind securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase.


Upon learning that a shareholder of Class I Shares has ceased his or her participation in the plan or program, the Fund shall convert all Class I Shares held by the shareholder to Class A Shares of the Fund (which are described and offered in a separate prospectus). The failure of a shareholder of a fee-based investment program to satisfy any minimum investment requirement will not constitute a conversion event. Such conversion will be on the basis of the relative net asset values of the shares, without imposition of any sales load, fee or other charge.

Distributions from
the Fund

 -------------------------------------------------------------------------------

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

DIVIDENDS. Dividends from stocks and interest from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Trustees, is to distribute at least annually all, or substantially all, of its net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services

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Participants in tax-exempt retirement plans and fee-based investment programs eligible to purchase the shares of the Fund must contact the administrator or their financial adviser to purchase, redeem or exchange shares. Certain shareholder services may only be available to tax-exempt retirement plan participants through a plan administrator. Participants should contact the appropriate tax-exempt retirement plan administrator for information regarding the administration of participants' investments in the shares.

Frequent Purchases
and Redemptions
of Fund Shares

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Frequent purchases and redemptions of Fund shares by Fund shareholders ("market-timing" or "short-term trading") may present risks for long-term shareholders of the Fund, which may include, among other things, diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of the Fund's portfolio, increasing trading and administrative costs, incurring unwanted taxable gains, and forcing the Fund to hold excess levels of cash.

Certain types of mutual funds may be more susceptible to investors seeking to market time or short-term trade. Mutual funds that invest in securities that are, among other things, thinly traded, traded infrequently or less liquid are subject to the risk that market timers and/or short-term traders may seek to take advantage of situations where the current market price may not accurately reflect the current market value.


The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders, and the Fund's Board of Trustees has adopted policies and procedures to deter such frequent purchases and redemptions. The Fund's policies with respect to purchases, redemptions and exchanges of Fund shares are described in the "Fees and Expenses of the Fund," "Purchase of Shares," "Redemption of Shares" and "Shareholder Services" sections of this Prospectus. The Fund's policies with respect to valuing portfolio securities are described in the "Purchase of Shares" section of this Prospectus. Except as described in each of these sections and with respect to omnibus accounts, the Fund's policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment advisers, broker dealers, transfer agents, third party administrators and insurance companies, the Fund
(i) has requested assurance that such intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market timing concerns and has instructed such intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Fund's policies with respect to frequent purchases, exchanges and redemptions of Fund shares. On omnibus accounts at intermediaries, the intermediary generally does not provide specific shareholder transaction information to the Fund on individual shareholder accounts on an ongoing basis. Therefore, to some extent, the Fund relies on the intermediaries to monitor frequent short-term trading by shareholders. As part of the Fund's or the Distributor's agreements with intermediaries, the intermediaries are required to provide certain shareholder identification and transaction information upon the Fund's request. The Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that the Fund will be able to identify or prevent all market-timing activity.


Federal Income Taxation

 -------------------------------------------------------------------------------

Distributions of the Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gain, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder (assuming such shares are held as a capital asset).

Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Current law provides for reduced U.S. federal income tax rates on (i) long-term capital gains received by individuals and (ii) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rates for capital gains generally apply to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and cease to apply for taxable years beginning after December 31, 2010. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2010. Fund shareholders, as well as the Fund itself, must also satisfy certain holding period and other requirements in order for the reduced rate for dividends to apply. Because the Fund intends to invest primarily in common stocks and other equity securities, ordinary income dividends paid by the Fund should be eligible for the reduced rate applicable to "qualified dividend income." No assurance can be given as to what percentage of the ordinary income dividends paid by the Fund will consist of "qualified dividend income." To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains.

The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers on the sale or exchange of shares is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2010).

Backup withholding rules require the Fund, in certain circumstances, to withhold 28% (through 2010) of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable), or who are otherwise subject to backup withholding.


Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Under current law, the Fund may pay "interest-related dividends" and "short-term capital gain dividends" to its foreign shareholders without having to withhold on such dividends at the 30% rate. The amount of "interest-related dividends" that the Fund may pay each year is limited to the amount of qualified interest income received by the Fund during that year, less the amount of the Fund's expenses properly allocable to such interest income. The amount of "short-term capital gain dividends" that the Fund may pay each year generally is limited to the excess of the Fund's net short-term capital gains over its net long-term capital losses, without any reduction for the Fund's expenses allocable to such gains (with exceptions for certain gains). The exemption from 30% withholding tax for "short-term capital gain dividends" does not apply with respect to foreign shareholders that are present in the United States for more than 182 days during the taxable year. If the Fund's income for a taxable year includes "qualified interest income" or net short-term capital gains, the Fund may designate dividends as "interest-related dividends" or "short-term capital gain dividends" by written notice mailed to its foreign shareholders not later than 60 days after the close of the Fund's taxable year. These provisions apply to dividends paid by the Fund with respect to the Fund's taxable years beginning on or after January 1, 2005 and will cease to apply to dividends paid by the Fund with respect to the Fund's taxable years beginning after December 31, 2007.



The Fund may be required to withhold U.S. withholding tax at a rate of 35% from certain distributions to its foreign shareholders that are attributable to dispositions of United States real property interests. Specifically, if the Fund distributes amounts constituting capital gain attributable to the sale or disposition (either by the Fund or by a REIT in which the Fund invests) of a United States real property interest (for example, stock of a REIT or stock of a corporation that invests significantly in real property located in the United States), the Fund may be required to withhold 35% of such distributions. Foreign shareholders who receive such distributions may also be required to pay tax on such distributions at regular graduated rates applicable to United States persons and file a non-resident U.S. federal income tax return. See the Statement of Additional Information for a more detailed discussion.


Foreign shareholders must provide documentation to the Fund certifying their non-United States status. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares of the Fund.

The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, plus any amounts that were not distributed in previous taxable years, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.

The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

Disclosure of
Portfolio Holdings

 -------------------------------------------------------------------------------

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.

Financial Highlights

 -------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including taxes on Fund distributions or redemptions). The information has been audited by Ernst & Young LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's most recent financial statements, may be obtained without charge from our web site at www.vankampen.com or by calling the telephone number on the back cover of this Prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Fund's Annual Report.


                                                                                              FEBRUARY 2, 2006
                                                                                                (COMMENCEMENT
                                                                        YEAR ENDED            OF OPERATIONS) TO
CLASS I SHARES                                                        MARCH 31, 2007           MARCH 31, 2006
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................              $10.80                   $10.00
                                                                          ------                   ------
  Net Investment Loss(a)....................................                (.07)                    (.01)
  Net Realized and Unrealized Gain..........................                 .01                      .81
                                                                          ------                   ------
Total from Investment Operations............................                (.06)                     .80
                                                                          ------                   ------
NET ASSET VALUE, END OF THE PERIOD..........................              $10.74                   $10.80
                                                                          ======                   ======

Total Return()*(b)..........................................               -.56%                    8.00%**
Net Assets at End of the Period (In millions)...............              $ 15.5                   $   .1
Ratio of Expenses to Average Net Assets()*(c)...............               1.22%                    1.36%
Ratio of Net Investment Loss to Average Net Assets()*.......               (.67%)                   (.68%)
Portfolio Turnover..........................................                321%                     277%



* If certain expenses had not been voluntarily assumed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets (c).................                 N/A                     1.42%
Ratio of Net Investment Loss to Average Net Assets..........                 N/A                     (.75%)



N/A = Not Applicable


** Non-Annualized

(a) Based on average shares outstanding.


(b) Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% for the period ended March 31, 2006.

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
   - Call your broker
   - WEB SITE
     www.vankampen.com

DEALERS
   - WEB SITE
     www.vankampen.com
   - VAN KAMPEN INVESTMENTS 800-421-5666


VAN KAMPEN SMALL CAP GROWTH FUND

522 Fifth Avenue


New York, New York 10036


Investment Adviser
VAN KAMPEN ASSET MANAGEMENT

522 Fifth Avenue


New York, New York 10036


Distributor
VAN KAMPEN FUNDS INC.

522 Fifth Avenue


New York, New York 10036


Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 947
Jersey City, New Jersey 07303-0947
Attn: Van Kampen Small Cap Growth Fund

Custodian
STATE STREET BANK AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111
Attn: Van Kampen Small Cap Growth Fund

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

--------------------------------------------------------------------------------
  Van Kampen Small Cap Growth Fund
  A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

  You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.


  You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling 800.847.2424. Free copies of the Fund's reports and its Statement of Additional Information are available from our web site at www.vankampen.com.


  Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at
  202.551.8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

  This Prospectus is dated

  July 31, 2007


  CLASS I SHARES

  The Fund's Investment Company Act File No. is 811-04805.
--------------------------------------------------------------------------------

                                                         Van Kampen Funds Inc.

                                                  1 Parkview Plaza - Suite 100

                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555
                                                             www.vankampen.com


                  Copyright (C)2007 Van Kampen Funds Inc. All rights reserved.

                                                              Member NASD/SIPC


                                                                SCG PRO I 7/07

     (VAN KAMPEN INVESTMENTS LOGO)

                                         MUTUAL FUNDS

                                         Van Kampen
                                         Small Cap Value Fund

                                         ---------------------------------------
                                         This Prospectus is dated

                                         July 31, 2007


                                         CLASS A SHARES
                                         CLASS B SHARES
                                         CLASS C SHARES

                                        Van Kampen Small Cap Value Fund's
                                        investment objective is to seek
                                        capital appreciation. The Fund's
                                        investment adviser seeks to achieve
                                        the Fund's investment objective by
                                        investing primarily in a portfolio of
                                        equity securities of small
                                        capitalization companies that the
                                        Fund's investment adviser believes are
                                        undervalued.

                                        Shares of the Fund have not been
                                        approved or disapproved by the
                                        Securities and Exchange Commission
                                        (SEC) or any state regulator, and
                                        neither the SEC nor any state
                                        regulator has passed upon the accuracy
                                        or adequacy of this Prospectus. Any
                                        representation to the contrary is a
                                        criminal offense.
     (VAN KAMPEN INVESTMENTS LOGO)

Table of Contents


Risk/Return Summary.........................................   3
Fees and Expenses of the Fund...............................   6
Investment Objective, Principal Investment
Strategies and Risks........................................   7
Investment Advisory Services................................  11
Purchase of Shares..........................................  12
Redemption of Shares........................................  22
Distributions from the Fund.................................  24
Shareholder Services........................................  24
Frequent Purchases and Redemptions of Fund Shares...........  26
Federal Income Taxation.....................................  27
Disclosure of Portfolio Holdings............................  28
Financial Highlights........................................  29


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek capital appreciation.

                        PRINCIPAL INVESTMENT STRATEGIES


The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of equity securities of small capitalization companies that the Fund's investment adviser believes are undervalued. The Fund's investments in equity securities include common and preferred stocks and securities convertible into common and preferred stocks. The Fund emphasizes a value style of investing seeking companies that the Fund's investment adviser believes are undervalued with characteristics for improved valuations relative to other companies. In selecting securities for investment, the Fund uses a bottom up approach that focuses on individual stock selection over economic and industry trends. Portfolio securities are typically sold when the assessments of the Fund's investment adviser of the capital appreciation potential of such securities materially change. The Fund may invest up to 25% of its total assets in securities of foreign issuers. The Fund may invest up to 15% of its total assets in real estate investment trusts ("REITs"). The Fund may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts (collectively, also referred to in this Prospectus as Strategic Transactions), for various portfolio management purposes, including to facilitate portfolio management and to mitigate risks.


                           PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply.

The Fund emphasizes a value style of investing and focuses primarily on small capitalization companies. Value investing is subject to the risk that the valuations never improve, and the returns on value equity securities may or may not move in tandem with the returns on other styles of investing or the overall stock market. During an overall stock market decline, stock prices of smaller-sized companies often fluctuate more and may fall more than the stock prices of larger-sized companies. It is possible that the stocks of smaller-sized companies will be more volatile and underperform the overall stock market. Historically, smaller-sized company stocks have sometimes gone through extended periods when they did not perform as well as larger-sized company stocks. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund's investments will vary and at times may be lower or higher than that of other types of investments.

RISKS OF SMALL CAPITALIZATION COMPANIES. The Fund focuses its investments on small capitalization companies which often are newer, less established companies. Investing in small capitalization companies involves risks not ordinarily associated with investments in large capitalization companies. Small capitalization companies carry additional risks because their earnings generally tend to be less predictable, they often have limited product lines, markets, distribution channels or financial resources and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of small capitalization companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. In addition, equity securities of small capitalization companies generally are less liquid than those of larger capitalization companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.


FOREIGN RISKS. Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues. The Fund may also invest in issuers in developing or emerging market countries, which are subject to greater risks than investments in securities of issuers in developed countries.

RISKS OF INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS"). Investing in REITs makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. In addition, REITs depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs must comply with certain requirements of the federal income tax law to maintain their federal income tax status. Investments in REITs may involve duplication of management fees and certain other expenses.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts and options on futures contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Fund's investment objective and principal investment strategies, the Fund may be appropriate for investors who:


- Seek capital appreciation over the long-term


- Do not seek current income from their investment

- Are willing to take on the increased risks of investing in smaller-sized, less established companies

- Can withstand volatility in the value of their shares of the Fund

- Wish to add to their investment portfolio a fund that emphasizes a value style of investing in equity securities of small capitalization companies.

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the seven calendar years prior to the date of this Prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that past performance of the Fund is not indicative of its future performance.

[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
2000                                                                             22.86
2001                                                                             14.27
2002                                                                            -14.15
2003                                                                             39.13
2004                                                                             17.08
2005                                                                              7.78
2006                                                                             25.23


The Fund's return for the six-month period ended June 30, 2007 for Class A Shares was 10.81%. As a result of market activity, current performance may vary from the figures shown.

The annual returns of the Fund's Class B Shares and Class C Shares would have similar variability from year to year as shown in the preceding chart for Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.


During the seven-year period shown in the bar chart, the highest quarterly return for Class A Shares was 19.49% (for the quarter ended June 30, 2003) and the lowest quarterly return for Class A Shares was -20.04% (for the quarter ended September 30, 2002).


                            COMPARATIVE PERFORMANCE

As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Russell 2000(R) Value Index*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures include the maximum sales charges paid by investors. The index's performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index.

In addition to before tax returns for each class of shares, the table shows after tax returns for the Fund's Class A Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. The after tax returns for the Fund's Class B Shares and Class C Shares will vary from the Class A Shares' returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after tax return may be higher than the before tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.


Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2006 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance (before and after taxes) of the Fund is not indicative of its future performance.



    AVERAGE ANNUAL
    TOTAL RETURNS
    FOR THE
    PERIODS ENDED                  PAST     PAST        SINCE
    DECEMBER 31, 2006             1 YEAR   5 YEARS   INCEPTION(1)
-----------------------------------------------------------------
    Van Kampen Small Cap
    Value Fund --
    Class A Shares

      Return Before Taxes         18.02%   12.21%     12.60%

      Return After Taxes on
      Distributions               14.95%   11.01%     11.53%

      Return After Taxes on
      Distributions and Sale of
      Fund Shares                 15.79%   10.55%     10.91%

    Russell 2000(R) Value Index*  23.48%   15.37%     14.20%
    Van Kampen Small Cap
    Value Fund --
    Class B Shares

      Return Before Taxes         19.36%   12.50%     12.63%

    Russell 2000(R) Value Index*  23.48%   15.37%     14.20%
    Van Kampen Small Cap
    Value Fund --
    Class C Shares

      Return Before Taxes         23.31%   12.70%     12.65%

    Russell 2000(R) Value Index*  23.48%   15.37%     14.20%



Return information is provided since: (1) 6/21/99.


* The Russell 2000(R) Value Index measures the performance of those Russell 2000(R) Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000(R) Index includes the 2,000 smallest companies in the Russell 3000(R) Index, which in turn consists of the 3,000 largest U.S. companies based on total market capitalization.

Fees and Expenses
of the Fund

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                           CLASS A      CLASS B      CLASS C
                           SHARES       SHARES       SHARES
----------------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
----------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of offering
price)                       5.75%(1)      None         None
.................................................................
Maximum deferred sales
charge (load) (as a
percentage of the lesser
of original purchase
price or redemption
proceeds)                     None(2)     5.00%(3)     1.00%(4)
.................................................................
Maximum sales charge
(load) imposed on
reinvested dividends          None         None         None
.................................................................
Redemption fee(5)            2.00%        2.00%        2.00%
.................................................................
Exchange fee(5)              2.00%        2.00%        2.00%
.................................................................
Account Maintenance (Low
Balance) Fee (for
accounts under $ 750)(6)    $12/yr       $12/yr       $12/yr
.................................................................

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets and are based on expenses incurred during the Fund's fiscal year ended March 31,
2007)
----------------------------------------------------------------
Management fees              0.67%        0.67%        0.67%
.................................................................
Distribution and/or
service (12b-1) fees(7)      0.25%        1.00%(8)     1.00%(8)
.................................................................
Other expenses               0.40%        0.41%        0.40%
.................................................................
Total annual fund
operating expenses           1.32%        2.08%        2.07%
.................................................................


(1) Reduced for purchases of $50,000 and over. See "Purchase of Shares -- Class A Shares."

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within eighteen months of purchase. See "Purchase of Shares -- Class A Shares."

(3) The maximum deferred sales charge is 5.00% in the first year after purchase and declines thereafter as follows:
                         Year 1-5.00%
                         Year 2-4.00%
                         Year 3-3.00%
                         Year 4-2.50%
                         Year 5-1.50%
                         After-None

    See "Purchase of Shares -- Class B Shares."

(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."

(5) The redemption fee and the exchange fee apply to the proceeds of Fund shares that are redeemed or exchanged within 30 days of purchase. See "Redemption of Shares" for more information on when the fees apply.


(6) Commencing in November 2007; see "Purchase of Shares -- How to Buy Shares" for a description of the fee, including exceptions.



(7) Class A Shares are subject to a combined annual distribution and service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."



(8) While Class B Shares and Class C Shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 and service fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A Shares.


Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         ONE       THREE       FIVE        TEN
                         YEAR      YEARS      YEARS       YEARS
--------------------------------------------------------------------
Class A Shares           $701      $968       $1,255      $2,071
.....................................................................
Class B Shares           $711      $952       $1,270      $2,217*
.....................................................................
Class C Shares           $310      $649       $1,114      $2,402
.....................................................................

You would pay the following expenses if you did not redeem your shares:


                         ONE       THREE       FIVE        TEN
                         YEAR      YEARS      YEARS       YEARS
--------------------------------------------------------------------
Class A Shares           $701      $968       $1,255      $2,071
.....................................................................
Class B Shares           $211      $652       $1,120      $2,217*
.....................................................................
Class C Shares           $210      $649       $1,114      $2,402
.....................................................................


* Based on conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased.

Investment Objective,
Principal Investment
Strategies and Risks

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE


The Fund's investment objective is to seek capital appreciation. Any income received from the investment of portfolio securities is incidental to the Fund's investment objective. The Fund's investment objective may be changed by the Fund's Board of Trustees without shareholder approval, but no change is anticipated. If the Fund's investment objective changes, the Fund will notify shareholders and shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.


                              PRINCIPAL INVESTMENT
                              STRATEGIES AND RISKS

The Fund's investment adviser seeks to achieve the investment objective by investing primarily in a portfolio of equity securities of small capitalization companies that the Fund's investment adviser believes are undervalued. Because prices of common stocks and other equity securities fluctuate, the value of an investment in the Fund will vary based upon the Fund's investment performance. The Fund attempts to reduce overall exposure to risk from declines in securities prices by spreading its investments over many different companies in a variety of industries.


Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in small capitalization companies at the time of investment. The Fund's policy in the foregoing sentence may be changed by the Fund's Board of Trustees, but no change is anticipated; if the Fund's policy in the foregoing sentence changes, the Fund will notify shareholders in writing at least 60 days prior to implementation of the change and shareholders should consider whether the Fund remains an appropriate investment in light of the changes. Under current market conditions, the Fund's investment adviser generally defines small capitalization companies by reference to those companies having market capitalizations of up to the greater of $2 billion or the high end of the range of companies represented in the Russell 2000(R) Index, a small capitalization company index (which consists of U.S. companies in the market capitalization range of up to $3.3 billion as of June 30, 2007). Investments in smaller-sized companies may offer greater opportunities for capital growth than larger-sized companies, but also may involve special risks. Small capitalization companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies and often have limited product lines, markets, distribution channels or financial resources, and they may be dependent upon one or a few key people for management. The securities of such companies may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general.


In selecting securities for investment, the Fund emphasizes a value style of investing focusing on companies with promising growth prospects and attractive valuations. The Fund seeks to identify those companies that are undervalued with characteristics that might lead to improved valuation relative to other companies. The catalyst for improved valuations could include, among other things, changes in management, new product introductions or new industry regulations. Stocks of different types, such as value or growth stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund's investments will vary and at times may be lower or higher than that of other types of funds. The Fund's investment adviser uses a bottom-up investment approach, seeking attractive valuations and growth opportunities on an individual company basis. This approach focuses on selecting particular companies before looking at economic and industry trends.

The Fund does not limit its investments to any single group or type of security. The Fund may invest in unseasoned companies and companies with special circumstances such as initial public offerings, companies with new management or management reliant upon one or a few key people, special products and techniques, limited or cyclical product lines, services, markets or resources, or unusual developments, such as acquisitions, mergers, liquidations, bankruptcies or leveraged buyouts. Investments in unseasoned companies and special circumstances often involve much greater risks than are inherent in other types of investments, and securities of such companies may be more likely to experience unexpected significant fluctuations in price. In addition, investments made in anticipation of future events may, if the events are delayed or never achieved, cause stock prices to fall.

The Fund may dispose of a security whenever, in the opinion of the Fund's investment adviser, factors indicate it is desirable to do so. The Fund's investment adviser generally sells a security when it believes such security has become overvalued or the company shows deteriorating fundamentals. Other factors may include changes in the relative market performance or appreciation possibilities offered by individual securities, changes in the market trend or other factors affecting an individual security, changes in economic or market factors in general or with respect to a particular industry, and other circumstances bearing on the desirability of a given investment.

The Fund invests primarily in common stocks and also may invest in other equity securities, including preferred stocks and securities convertible into common and preferred stocks.

COMMON STOCKS. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

PREFERRED STOCK. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

REITS. The Fund may invest up to 15% of its total assets in REITs. REITs pool investors' funds for investment primarily in commercial real estate properties or real-estate related loans. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of the REIT's value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code. In addition, investments in REITs may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by REITs in which it invests.


                             RISKS OF INVESTING IN
                         SECURITIES OF FOREIGN ISSUERS

The Fund may invest up to 25% of its total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.

The Fund may invest in securities of issuers determined by the investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers, including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.

Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, the

Fund may be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.

The Fund may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

                             STRATEGIC TRANSACTIONS

The Fund may, but is not required to, use various investment Strategic Transactions including options, futures contracts and options on futures contracts, in several different ways depending upon the status of the Fund's investments and the expectations of the Fund's investment adviser concerning the securities or currency markets. Although the Fund's investment adviser seeks to use these transactions to achieve the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.

In times of stable or rising securities prices, the Fund generally seeks to be fully invested. Even when the Fund is fully invested, however, prudent management requires that at least a small portion of assets be available as cash to honor redemption requests and for other short-term needs. The Fund may also have cash on hand that has not yet been invested. The portion of the Fund's assets that is invested in cash or cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the Fund may underperform the market in proportion to the amount of cash or cash equivalents in its portfolio. By purchasing index options or futures contracts, however, the Fund may compensate for the cash portion of its assets.

The Fund can engage in options transactions on securities, securities indices or on futures contracts to attempt to manage the Fund's risk in advancing or declining markets. For example, the value of a put option generally increases as the value of the underlying security declines. Value is protected against a market decline to the degree the performance of the put correlates with the performance of the Fund's investment portfolio. If the market remains stable or advances, the Fund is not obligated to exercise the put and its portfolio will participate in the advance, having incurred only the premium cost for the put.

The Fund may purchase and sell listed and over-the-counter options ("OTC Options"). OTC Options are subject to certain additional risks including default by the other party to the transaction and the liquidity of the transactions.

The Fund may use futures contracts in many ways. For example, if the Fund's investment adviser forecasts a market decline, the Fund may seek to reduce its exposure to the securities markets by increasing its cash position. By selling index futures contracts instead of portfolio securities, a similar result can be achieved to the extent that the performance of the futures contracts correlates to the performance of the Fund's portfolio securities. Sales of futures contracts frequently may be accomplished more rapidly and at less cost than the actual sale of securities. Once the desired hedged position has been effected, the Fund could then liquidate securities in a more deliberate manner.


In certain cases, the options and futures contracts markets provide investment or risk management opportunities that are not available from direct investments in underlying securities. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the options and futures markets rather than purchasing or selling portfolio securities. However, such transactions involve risks different from those involved with direct investments in underlying securities. For example, there may be an imperfect correlation between the value of the instruments and the underlying assets. In addition, the use of these transactions includes the risks of default by the other party to certain transactions. The Fund may incur losses in using these transactions that partially or completely offset gains in portfolio positions. These transactions may not be liquid and involve manager risk. In addition, such transactions may involve commissions and other costs, which may increase the Fund's expenses and reduce its return.

The Fund complies with applicable regulatory requirements when implementing Strategic Transactions, including the segregation of cash and/or liquid securities on the books of the Fund's custodian, as mandated by SEC rules or SEC staff positions. A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.

                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.

The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the Fund's investment adviser believes the potential for capital appreciation has lessened, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions and dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate. The Fund's portfolio turnover rate is reported in the section entitled "Financial Highlights."

TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.

Investment
Advisory Services

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THE ADVISER. Van Kampen Asset Management is the Fund's investment adviser (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that services more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $123 billion under management or supervision as of June 30, 2007. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor"), is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that provides a wide range of investment banking, securities, investment management and wealth management services. The Adviser's principal office is located at 522 Fifth Avenue, New York, New York 10036.

ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $500 million          0.670%
...................................................
    Next $500 million           0.645%
...................................................
    Over $1 billion             0.620%
...................................................


Applying this fee schedule, the Fund's effective advisory fee rate was 0.67% of the Fund's average daily net assets for the Fund's fiscal year ended March 31, 2007. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.


The Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.


Both the 1940 Act and the terms of the Fund's Advisory Agreement require that any investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately. On May 30, 2007, the Board of Trustees, and the independent trustees voting separately, last determined that the terms of the Advisory Agreement are fair and reasonable and approved the continuance of the Advisory Agreement as being in the best interests of the Fund and its shareholders; and a discussion regarding the basis for the Board of Trustees' approval of such Advisory Agreement will be included in the Fund's next Semi-annual Report issued (for the semi-annual period ended September 30, 2007, which should be available in November 2007).



PORTFOLIO MANAGEMENT. The Fund is managed by members of the Adviser's Small/Mid-Cap Value team. The Small/Mid-Cap Value team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund's portfolio are Richard Glass, a Managing Director of the Adviser, and Alexander Yaggy, a Vice President of the Adviser.



Mr. Glass has been associated with the Adviser in an investment management capacity since 1999 and has been managing the Fund since 2001. Mr. Yaggy has been associated with the Adviser as a small/mid cap research analyst since July 2004 and has been managing the Fund since March 2006. Mr. Yaggy was a senior analyst at Neuberger Berman from 1996 to June 2004.


Mr. Glass is the lead manager of the Fund. Members of the team collaborate on ideas to manage the Fund's portfolio. Mr. Glass is responsible for the execution of the overall strategy of the Fund.

The Fund's Statement of Additional Information provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

The composition of the team may change without notice from time to time.

Purchase of Shares

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                                    GENERAL

This Prospectus offers three classes of shares of the Fund, designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares. As described more fully below, each class of shares offers a distinct structure of sales charges, distribution and service fees and other features that are designed to address a variety of needs.

Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.

                              PRICING FUND SHARES

The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). Differences in net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be due to the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.

The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m., Eastern time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding.

Such computation is made by using prices as of the close of trading on the Exchange and valuing portfolio securities (i) for which market quotations are readily available at such market quotations (for example, using the last reported sale price for securities listed on a securities exchange or using the mean between the last reported bid and asked prices on unlisted securities) and
(ii) for which market quotations are not readily available and any other assets at their fair value as determined in good faith in accordance with procedures established by the Fund's Board of Trustees. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Annual Report.

Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund's net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares. The Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading.

If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund's net asset value was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Fund's Board of Trustees, an effect of which may be to foreclose opportunities available to market timers or short-term traders. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean of the bid price and asked price of such currencies against the U.S. dollar as quoted by a major bank.

                       DISTRIBUTION PLAN AND SERVICE PLAN

The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund also has adopted a service plan (the "Service Plan") with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.

The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the NASD. The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares.

To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.

                               HOW TO BUY SHARES


The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 522 Fifth Avenue, New York, New York 10036. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). Dealers and brokers are sometimes referred to herein as authorized dealers.


Shares may be purchased on any business day by completing the account application form and forwarding it, directly or through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.

The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated authorized dealers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund's shares. For more information, please see the Fund's Statement of Additional Information and/or contact your authorized dealer.


The offering price for shares is based upon the next determined net asset value per share (plus sales charges, where applicable) after an order is received timely by Investor Services, either directly or from authorized dealers, administrators, financial advisers, custodians, trustees or record keepers. Purchases completed through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser may involve additional fees charged by such person. Orders received by Investor Services prior to the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers prior to the close of the Exchange that are properly transmitted to Investor Services by the time designated by Investor Services, are priced based on the date of receipt. Orders received by Investor Services after the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers after the close of the Exchange or orders received by such persons that are not transmitted to Investor Services until after the time designated by Investor Services, are priced based on the date of the next determined net asset value per share provided they are received timely by Investor Services on such date. It is the responsibility of authorized dealers, administrators, custodians, trustees, record keepers or financial advisers to transmit orders received by them to Investor Services so they will be received in a timely manner.

The Fund and the Distributor reserve the right to reject or limit any order to purchase Fund shares through exchange or otherwise and to close any shareholder account. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds (as defined below) may result in the Fund rejecting or limiting, in the Fund's or the Distributor's discretion, additional purchases and/or exchanges or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. As used herein, "Participating Funds" refers to Van Kampen investment companies advised by the Adviser and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by visiting our web site at www.vankampen.com, by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 947, Jersey City, New Jersey 07303-0947 or by telephone at
(800) 847-2424.


Except as described below, the minimum initial investment amount when establishing a new account with the Fund is $1,000 for each class of shares for regular accounts; $500 for each class of shares for retirement accounts; and $50 for each class of shares for accounts participating in a systematic investment program. The minimum subsequent investment is $50 for each class of shares and all account types, except as described below. The Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has a balance of less than $500. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase (subject to any applicable sales charges) the number of additional shares needed to bring the account value to $500.



The minimum initial and subsequent investment requirements are not applicable to
(i) certain omnibus accounts at financial intermediaries, (ii) employer sponsored retirement plan accounts or pre-approved asset allocation plan accounts and (iii) qualified state tuition plan (529 plan) accounts. In addition, the minimum initial and subsequent investment requirements are not applicable to transactions conducted in any type of account resulting from (i) dividend reinvestment and dividend diversification, (ii) systematic exchange plans, (iii) unit investment trust dividend reinvestments, (iv) conversions of Class B Shares to Class A Shares, and (v) transfers between certain types of accounts, transfers from other custodians and/or transfers of ownership.



Effective November 2007, a low balance fee of $12 per year will be deducted in November of each year from all accounts with a value less than $750. This fee will be payable to the transfer agent and will be used by the transfer agent to offset amounts that would otherwise be payable by the Fund to the transfer agent under the transfer agency agreement. The low balance fee is not applicable to
(i) certain omnibus accounts at financial intermediaries, (ii) fund of funds accounts, (iii) qualified state tuition plan (529 plan) accounts,

(iv) accounts participating in a systematic investment plan that have been in existence for less than 12 months, (v) accounts participating in a systematic exchange plan, (vi) accounts participating in a unit investment trust dividend reinvestment plan that have been in existence for less than 12 months and (vii) certain accounts established through a broker for which the transfer agent does not have discretion to initiate transactions.



To help the government fight the funding of terrorism and money laundering activities, the Fund has implemented an anti-money laundering compliance program and has designated an anti-money laundering compliance officer. As part of the program, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. The Fund and the Distributor reserve the right to not open your account if this information is not provided. If the Fund or the Distributor is unable to verify your identity, the Fund and the Distributor reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after the account is closed (minus any applicable sales or other charges) or take any other action required by law.


                                 CLASS A SHARES

Class A Shares of the Fund are sold at the offering price, which is net asset value plus an initial maximum sales charge of up to 5.75% (or 6.10% of the net amount invested), reduced on investments of $50,000 or more as follows:

                                 CLASS A SHARES
                             SALES CHARGE SCHEDULE*

                                    AS % OF        AS % OF
    SIZE OF                         OFFERING      NET AMOUNT
    INVESTMENT                       PRICE         INVESTED
----------------------------------------------------------------
    Less than $50,000                5.75%          6.10%
.................................................................
    $50,000 but less than
    $100,000                         4.75%          4.99%
.................................................................
    $100,000 but less than
    $250,000                         3.75%          3.90%
.................................................................
    $250,000 but less than
    $500,000                         2.75%          2.83%
.................................................................
    $500,000 but less than
    $1,000,000                       2.00%          2.04%
.................................................................
    $1,000,000 or more                **             **
.................................................................

 * The actual sales charge that may be paid by an investor may differ slightly from the sales charge shown above due to rounding that occurs in the calculation of the offering price and in the number of shares purchased.


** No sales charge is payable at the time of purchase on investments in Class A
   Shares of $1 million or more, although such Class A Shares purchased without a sales charge may be subject to a contingent deferred sales charge of 1.00% on certain redemptions made within eighteen months of purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate the historical cost of their shares, as the Fund and authorized dealers may not retain this information.


No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.

                       CLASS A SHARES QUANTITY DISCOUNTS


Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. A person eligible for a reduced sales charge includes an individual, his or her spouse or equivalent, and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.


Investors must notify the Fund or their authorized dealer at the time of the purchase order whenever a quantity discount is applicable to purchases and may be required to provide the Fund, or their authorized dealer, with certain information or records to verify eligibility for a quantity discount. Such information or records may include account statements or other records for shares of the Fund or other Participating Funds in all accounts (e.g., retirement accounts) of the investor and other eligible persons, as described above, which may include accounts held at the Fund or at other authorized dealers. Upon such notification, an investor will pay the lowest applicable sales charge. Shareholders should retain any records necessary to substantiate the purchase price of the shares, as the Fund and authorized dealers may not retain this information.

Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact the Fund, their authorized dealer or the Distributor.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.

LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the current offering price of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charge previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.

                                 CLASS A SHARES
                               PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of Van Kampen unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value without a sales charge. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor. The Fund reserves the right to modify or terminate this program at any time.

NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value without a sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

 (1) Current or retired trustees or directors of funds advised by Morgan Stanley and any of its subsidiaries and such persons' families and their beneficial accounts.

 (2) Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.


 (3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses or equivalent and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.


 (4) Banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) that have entered into an agreement with the Distributor or one of its affiliates, purchasing shares on behalf of clients participating in a fund supermarket, wrap program, asset allocation program, or other program in which the clients pay an asset-based fee (which may be subject to a minimum flat fee) for: advisory or financial planning services, executing transactions in Participating Fund shares, or for otherwise participating in the program.

 (5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

 (6) Retirement plans funded by the rollovers of assets of Participating Funds from an employer-sponsored retirement plan and established exclusively for the benefit of an individual (specifically including, but not limited to, a Traditional IRA, Roth IRA, SIMPLE IRA, Solo 401(k), Money Purchase or Profit Sharing plan) if:

      (i) the account being funded by such rollover is to be maintained by the same trustee, custodian or administrator that maintained the plan from which the rollover funding such rollover originated, or an affiliate thereof; and

     (ii) the dealer of record with respect to the account being funded by such rollover is the same as the dealer of record with respect to the plan from which the rollover funding such rollover originated, or an affiliate thereof.

 (7) Trusts created under pension, profit sharing or other employee benefit plans (including qualified and non-qualified deferred compensation plans), provided that (a) the total plan assets are at least $1 million or (b) the plan has more than 100 eligible employees. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million.

 (8) Clients of authorized dealers purchasing shares in fixed or flat fee (rather than transaction based fee) brokerage accounts.


 (9) Certain qualified state tuition plans qualifying pursuant to Section 529 of the Code, that are approved by the Fund's Distributor.


(10) Unit investment trusts sponsored by the Distributor or its affiliates.


The term "families" includes a person's spouse or equivalent, children and grandchildren under 21 years of age, parents and the parents of the person's spouse or equivalent.


Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, financial planner, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

Eligible purchasers of Class A Shares may also be entitled to reduced or no initial sales charges through certain purchase programs offered by the Fund. For more information, see "Other Purchase Programs" herein.

                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the following table:

                                 CLASS B SHARES
                             SALES CHARGE SCHEDULE

                         CONTINGENT DEFERRED
                            SALES CHARGE
                         AS A PERCENTAGE OF
                            DOLLAR AMOUNT
    YEAR SINCE PURCHASE   SUBJECT TO CHARGE
------------------------------------------------
    First                       5.00%
.................................................
    Second                      4.00%
.................................................
    Third                       3.00%
.................................................
    Fourth                      2.50%
.................................................
    Fifth                       1.50%
.................................................
    Sixth and After              None
.................................................

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate the historical cost of their shares, as the Fund and authorized dealers may not retain this information. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund generally will not accept a purchase order for Class B Shares in the amount of $100,000 or more.

The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of each purchase of Class B Shares until the time of redemption of such shares.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.

Eligible purchasers of Class B Shares may also be entitled to reduced or no contingent deferred sales charges through certain purchase programs offered by the Fund. For more information, see "Other Purchase Programs" herein.


CONVERSION FEATURE. Class B Shares, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from a Participating Fund is determined by reference to the Participating Fund from which such share was originally purchased.



The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.


                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate the historical cost of their shares, as the Fund and authorized dealers may not retain this information. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.


Eligible purchasers of Class C Shares may also be entitled to reduced or no contingent deferred sales charges through certain purchase programs offered by the Fund. For more information, see "Other Purchase Programs" herein.


                              WAIVER OF CONTINGENT
                             DEFERRED SALES CHARGE


The contingent deferred sales charge is waived on redemptions of Class A Shares, Class B Shares and Class C Shares purchased subject to a contingent deferred sales charge (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the amount of the shareholder's investment at the time the plan is established, (iv) if no commission or transaction fee is paid by the Distributor to authorized dealers at the time of purchase of such shares or (v) if made by the Fund's involuntary liquidation of a shareholder's account as described herein. With respect to

Class B Shares and Class C Shares, waiver category (iv) above is only applicable with respect to shares sold through certain 401(k) plans. Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption, provided that shares of the Fund are available for sale at the time of reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the Statement of Additional Information or contact your authorized dealer.


                            OTHER PURCHASE PROGRAMS

EXCHANGE PRIVILEGE. Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. For more information regarding the exchange privilege, see the section of this Prospectus entitled "Shareholder Services -- Exchange privilege."


REINSTATEMENT PRIVILEGE. A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of any Participating Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of any Participating Fund with credit given for any contingent deferred sales charge paid on the amount of shares reinstated from such redemption, provided that such shareholder has not previously exercised this reinstatement privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the contingent deferred sales charge applicable to Class C Shares to subsequent redemptions. Reinstatements are made at the net asset value per share (without a sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Participating Fund into which shareholders desire to reinstate their net proceeds of a redemption of shares of the Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in eligible retirement plans for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Participating Fund are available for sale. Shareholders must notify the Distributor or their authorized dealer of their eligibility to participate in the reinstatement privilege and may be required to provide documentation to the Participating Fund.



DIVIDEND DIVERSIFICATION. A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 847-2424, to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any of the Participating Funds so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested. Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.


AVAILABILITY OF INFORMATION. Clear and prominent information regarding sales charges of the Fund and the applicability and availability of discounts from sales charges is available free of charge through our web site at www.vankampen.com, which provides links to the Prospectus and Statement of Additional Information containing the relevant information.

Redemption of Shares

 -------------------------------------------------------------------------------

Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than any applicable sales charge, redemption fee or exchange fee) at any time.

As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer, custodian, trustee or record keeper of a retirement plan account may involve additional fees charged by such person.

The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within 30 days of purchase. The redemption fee is paid directly to the Fund and is intended to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by such shareholders, thereby reducing the impact on longer-term shareholders of such costs. For purposes of determining whether the redemption fee applies, shares that were held the longest will be redeemed first. For Fund shares acquired by exchange, the holding period prior to the exchange is not considered in determining whether the redemption fee is applied. The redemption fee and exchange fee are not imposed on redemptions and/or exchanges made (i) through systematic withdrawal or exchange plans, (ii) through pre-approved asset allocation programs, (iii) by other funds advised by the Adviser or its affiliates, (iv) on shares received by reinvesting income dividends or capital gain distributions and (v) through check writing (with respect to certain fixed-income funds).

The redemption fee and exchange fee may not be imposed on transactions that occur through certain omnibus accounts at financial intermediaries. Certain financial intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from the Fund's redemption fee or may impose certain trading restrictions to deter market timing and frequent trading. If you invest in the Fund through a financial intermediary, please read that firm's materials carefully to learn about any other restrictions or fees that may apply.


Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A taxable gain or loss may be recognized by a shareholder upon redemption of shares, including if the redemption proceeds are paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such in-kind securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase.



WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 947, Jersey City, New Jersey 07303-0947. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name, the class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, a registered securities association or a clearing agency; a savings and loan association; or a federal savings bank.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer and must accompany a written redemption request. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.

AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor by the time designated by the Distributor. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.

TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 847-2424 to establish the privilege, or may visit our web site at www.vankampen.com to download an Account Services form, which may be completed to establish the privilege. Shares may be redeemed by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures previously described. Requests received by Investor Services prior to the close of the Exchange, generally 4:00 p.m., Eastern time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check or by Automated Clearing House and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account for this account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The

Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.

Distributions from the Fund

 -------------------------------------------------------------------------------

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

DIVIDENDS. Dividends from stocks and interest from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Trustees, is to distribute at least annually all, or substantially all, of its net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services

 -------------------------------------------------------------------------------

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.

INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet (restrictions apply to certain account and transaction types). Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without a sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by visiting our web site at www.vankampen.com, by writing to Investor Services, or by telephone by calling (800) 847-2424. The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.


AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.

EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor or by visiting our web site at www.vankampen.com.

Shares of the Fund will be assessed an exchange fee of 2% on the proceeds of the exchanged shares held for less than 30 days. See "Redemption of Shares" above for more information about when the exchange fee will apply.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.

A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by calling (800) 847-2424, our automated telephone system (which is generally accessible 24 hours a day, seven days a week), or by visiting our web site at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.


The Fund and the Distributor reserve the right to reject or limit any order to purchase Fund shares through exchange or otherwise and to close any shareholder account. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund rejecting or limiting, in the Fund's or the Distributor's discretion, additional purchases and/or exchanges or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment to this exchange privilege.


For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged shares and on any shares previously exchanged for such shares or for any of their predecessors shall be included. If the exchanged shares were acquired through reinvestment, those shares are deemed to have been sold with a sales charge rate equal to the rate previously paid on the shares on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's shares, the shares upon which the highest sales charge rate was previously paid are deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

Frequent Purchases and Redemptions of Fund Shares

 -------------------------------------------------------------------------------

Frequent purchases and redemptions of Fund shares by Fund shareholders ("market-timing" or "short-term trading") may present risks for long-term shareholders of the Fund, which may include, among other things, diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of the Fund's portfolio, increasing trading and administrative costs, incurring unwanted taxable gains, and forcing the Fund to hold excess levels of cash.

Certain types of mutual funds may be more susceptible to investors seeking to market time or short-term trade. Mutual funds that invest in securities that are, among other things, thinly traded, traded infrequently or less liquid are subject to the risk that market timers and/or short-term traders may seek to take advantage of situations where the current market price may not accurately reflect the current market value.


The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders, and the Fund's Board of Trustees has adopted policies and procedures to deter such frequent purchases and redemptions. The Fund's policies with respect to purchases, redemptions and exchanges of Fund shares are described in the "Fees and Expenses of the Fund," "Purchase of Shares," "Redemption of Shares" and "Shareholder Services -- Exchange privilege" sections of this Prospectus. The Fund's policies with respect to valuing portfolio securities are described in the "Purchase of Shares" section of this Prospectus. Except as described in each of these sections and with respect to omnibus accounts, the Fund's policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment advisers, broker dealers, transfer agents, third party administrators and insurance companies, the Fund (i) has requested assurance that such intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market timing concerns and has instructed such intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Fund's policies with respect to frequent purchases, exchanges and redemptions of Fund shares. On omnibus accounts at intermediaries, the intermediary generally does not provide specific shareholder transaction information to the Fund on individual shareholder accounts on an ongoing basis. Therefore, to some extent, the Fund relies on the intermediaries to monitor frequent short-term trading by shareholders. As part of the Fund's or the Distributor's agreements with intermediaries, the intermediaries are required to provide certain shareholder identification and transaction information upon the Fund's request. The Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that the Fund will be able to identify or prevent all market-timing activity.

Federal Income Taxation

 -------------------------------------------------------------------------------

Distributions of the Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gain, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder (assuming such shares are held as a capital asset).

Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Current law provides for reduced U.S. federal income tax rates on (i) long-term capital gains received by individuals and (ii) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rates for capital gains generally apply to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and cease to apply for taxable years beginning after December 31, 2010. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2010. Fund shareholders, as well as the Fund itself, must also satisfy certain holding period and other requirements in order for the reduced rate for dividends to apply. Because the Fund intends to invest primarily in common stocks and other equity securities, a portion of the ordinary income dividends paid by the Fund should be eligible for the reduced rate applicable to "qualified dividend income." No assurance can be given as to what percentage of the ordinary income dividends paid by the Fund will consist of "qualified dividend income." To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains.

The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers on the sale or exchange of shares is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2010).

Backup withholding rules require the Fund, in certain circumstances, to withhold 28% (through 2010) of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable), or who are otherwise subject to backup withholding.

Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Under current law, the Fund may pay "interest-related dividends" and "short-term capital gain dividends" to its foreign shareholders without having to withhold on such dividends at the 30% rate. The amount of

"interest-related dividends" that the Fund may pay each year is limited to the amount of qualified interest income received by the Fund during that year, less the amount of the Fund's expenses properly allocable to such interest income. The amount of "short-term capital gain dividends" that the Fund may pay each year generally is limited to the excess of the Fund's net short-term capital gains over its net long-term capital losses, without any reduction for the Fund's expenses allocable to such gains (with exceptions for certain gains). The exemption from 30% withholding tax for "short-term capital gain dividends" does not apply with respect to foreign shareholders that are present in the United States for more than 182 days during the taxable year. If the Fund's income for a taxable year includes "qualified interest income" or net short-term capital gains, the Fund may designate dividends as "interest-related dividends" or "short-term capital gain dividends" by written notice mailed to its foreign shareholders not later than 60 days after the close of the Fund's taxable year. These provisions apply to dividends paid by the Fund with respect to the Fund's taxable years beginning on or after January 1, 2005 and will cease to apply to dividends paid by the Fund with respect to the Fund's taxable years beginning after December 31, 2007.



The Fund may be required to withhold U.S. withholding tax at a rate of 35% from certain distributions to its foreign shareholders that are attributable to dispositions of United States real property interests. Specifically, if the Fund distributes amounts constituting capital gain attributable to the sale or disposition (either by the Fund or by a REIT in which the Fund invests) of a United States real property interest (for example, stock of a REIT or stock of a corporation that invests significantly in real property located in the United States), the Fund may be required to withhold 35% of such distributions. Foreign shareholders who receive such distributions may also be required to pay tax on such distributions at regular graduated rates applicable to United States persons and file a non-resident U.S. federal income tax return. See the Statement of Additional Information for a more detailed discussion.


Foreign shareholders must provide documentation to the Fund certifying their non-United States status. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares of the Fund.

The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, plus any amounts that were not distributed in previous taxable years, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.

The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

Disclosure of Portfolio Holdings

 -------------------------------------------------------------------------------

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.

    Financial Highlights

     ---------------------------------------------------------------------------

    The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including payment of the maximum sales charge or taxes on Fund distributions or redemptions). The information has been audited by Ernst & Young LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's most recent financial statements, may be obtained without charge from our web site at www.vankampen.com or by calling the telephone number on the back cover of this Prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Fund's Annual Report.

                                                                 CLASS A SHARES
                                                              YEAR ENDED MARCH 31,
                                              ----------------------------------------------------
                                               2007       2006        2005       2004       2003
      --------------------------------------------------------------------------------------------
      Net Asset Value, Beginning of the
       Period.............................    $18.23     $17.17      $16.28     $10.62     $ 14.13
                                              ------     ------      ------     ------     -------
       Net Investment Income/Loss.........     (0.03)(a)  (0.03)(a)   (0.05)(a)  (0.07)(a)   (0.05)
       Net Realized and Unrealized
         Gain/Loss........................      2.91       3.52        1.52       5.73       (3.31)
                                              ------     ------      ------     ------     -------
      Total from Investment Operations....      2.88       3.55        1.47       5.66       (3.36)
       Less Distributions from Net
         Realized Gain....................      3.54       2.49        0.58        -0-        0.15
                                              ------     ------      ------     ------     -------
      Net Asset Value, End of the
       Period.............................    $17.57     $18.23      $17.17     $16.28     $ 10.62
                                              ======     ======      ======     ======     =======
      Total Return*                           16.70%(b)  22.13%(b)    9.12%(b)  53.30%(b)  -23.84%(b)
      Net Assets at End of the Period (In
       millions)..........................    $192.7     $154.4      $202.2     $204.8     $ 118.2
      Ratio of Expenses to Average Net
       Assets*............................     1.32%      1.38%       1.45%      1.50%       1.50%
      Ratio of Net Investment Income/Loss
       to Average Net Assets*                 (0.16%)     0.14%      (0.30%)    (0.49%)     (0.39%)
      Portfolio Turnover..................       53%        40%         40%        48%         66%
       *If certain expenses had not been
        voluntarily assumed by the
        Adviser, total return would have
        been lower and the ratios would
        have been as follows:
      Ratio of Expenses to Average Net
       Assets.............................       N/A        N/A         N/A      1.50%       1.59%
      Ratio of Net Investment Loss to
       Average Net Assets.................       N/A        N/A         N/A      (.49%)      (.48%)

                                                              CLASS B SHARES
                                                           YEAR ENDED MARCH 31,
                                            ---------------------------------------------------
                                             2007       2006       2005       2004       2003
      ------------------------------------  ---------------------------------------------------
      Net Asset Value, Beginning of the
       Period.............................  $17.30     $16.53     $15.81     $10.39     $ 13.94
                                            ------     ------     ------     ------     -------
       Net Investment Income/Loss.........   (0.16)(a)  (0.12)(a)  (0.17)(a)  (0.17)(a)   (0.12)
       Net Realized and Unrealized
         Gain/Loss........................    2.75       3.38       1.47       5.59       (3.28)
                                            ------     ------     ------     ------     -------
      Total from Investment Operations....    2.59       3.26       1.30       5.42       (3.40)
       Less Distributions from Net
         Realized Gain....................    3.54       2.49       0.58        -0-        0.15
                                            ------     ------     ------     ------     -------
      Net Asset Value, End of the
       Period.............................  $16.35     $17.30     $16.53     $15.81     $ 10.39
                                            ======     ======     ======     ======     =======
      Total Return*                         15.81%(c)  21.19%(c)   8.31%(c)  52.17%(c)  -24.46%(c)
      Net Assets at End of the Period (In
       millions)..........................  $115.1     $116.4     $131.4     $135.0     $  85.2
      Ratio of Expenses to Average Net
       Assets*............................   2.08%      2.15%      2.21%      2.25%       2.25%
      Ratio of Net Investment Income/Loss
       to Average Net Assets*               (0.92%)    (0.70%)    (1.06%)    (1.24%)     (1.13%)
      Portfolio Turnover..................     53%        40%        40%        48%         66%
       *If certain expenses had not been
        voluntarily assumed by the
        Adviser, total return would have
        been lower and the ratios would
        have been as follows:
      Ratio of Expenses to Average Net
       Assets.............................     N/A        N/A        N/A      2.25%       2.34%
      Ratio of Net Investment Loss to
       Average Net Assets.................     N/A        N/A        N/A     (1.24%)     (1.22%)

                                                                         CLASS C SHARES
                                                                      YEAR ENDED MARCH 31,
                                            -------------------------------------------------------------------------
                                             2007        2006              2005              2004              2003
      ------------------------------------  -------------------------------------------------------------------------
      Net Asset Value, Beginning of the
       Period.............................  $17.33      $16.55            $15.83            $10.40            $ 13.95
                                            ------      ------            ------            ------            -------
       Net Investment Income/Loss.........   (0.16)(a)   (0.11)(a)         (0.16)(a)         (0.17)(a)          (0.13)
       Net Realized and Unrealized
         Gain/Loss........................    2.75        3.38              1.46              5.60              (3.27)
                                            ------      ------            ------            ------            -------
      Total from Investment Operations....    2.59        3.27              1.30              5.43              (3.40)
       Less Distributions from Net
         Realized Gain....................    3.54        2.49              0.58               -0-               0.15
                                            ------      ------            ------            ------            -------
      Net Asset Value, End of the
       Period.............................  $16.38      $17.33            $16.55            $15.83            $ 10.40
                                            ======      ======            ======            ======            =======
      Total Return*                         15.78%(d)(e) 21.23%(d)(e)      8.30%(d)(e)      52.21%(d)         -24.44%(d)
      Net Assets at End of the Period (In
       millions)..........................  $ 42.7      $ 36.7            $ 38.0            $ 43.7            $  25.8
      Ratio of Expenses to Average Net
       Assets*............................   2.07%(e)    2.12%(e)          2.16%(e)          2.25%              2.25%
      Ratio of Net Investment Income/Loss
       to Average Net Assets*               (0.91%)(e)  (0.67%)(e)        (1.01%)(e)        (1.24%)            (1.13%)
      Portfolio Turnover..................     53%         40%               40%               48%                66%
       *If certain expenses had not been
        voluntarily assumed by the
        Adviser, total return would have
        been lower and the ratios would
        have been as follows:
      Ratio of Expenses to Average Net
       Assets.............................     N/A         N/A               N/A             2.25%              2.34%
      Ratio of Net Investment Loss to
       Average Net Assets.................     N/A         N/A               N/A            (1.24%)            (1.22%)



    (a)  Based on average shares outstanding.


    (b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

    (c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
    (d) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

    (e) The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income/Loss to Average Net Assets reflect actual 12b-1 fees of less than 1%.

    N/A = Not Applicable

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
   - Call your broker

   - WEB SITE
     www.vankampen.com

   - FUNDINFO(R)
     Automated Telephone System 800-847-2424

DEALERS

   - WEB SITE
     www.vankampen.com



   - FUNDINFO(R)


     Automated Telephone System 800-847-2424



   - VAN KAMPEN INVESTMENTS 800-421-5666


VAN KAMPEN SMALL CAP VALUE FUND

522 Fifth Avenue


New York, New York 10036


Investment Adviser
VAN KAMPEN ASSET MANAGEMENT

522 Fifth Avenue


New York, New York 10036


Distributor
VAN KAMPEN FUNDS INC.

522 Fifth Avenue


New York, New York 10036


Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 947
Jersey City, New Jersey 07303-0947
Attn: Van Kampen Small Cap Value Fund

Custodian
STATE STREET BANK AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111
Attn: Van Kampen Small Cap Value Fund

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

--------------------------------------------------------------------------------
  Van Kampen Small Cap Value Fund
  A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

  You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.


  You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling 800.847.2424. Free copies of the Fund's reports and its Statement of Additional Information are available from our web site at www.vankampen.com.


  Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at
  202.551.8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

  This Prospectus is dated

  July 31, 2007


  CLASS A SHARES
  CLASS B SHARES
  CLASS C SHARES

  The Fund's Investment Company Act File No. is 811-04805.
--------------------------------------------------------------------------------

                                                         Van Kampen Funds Inc.

                                                  1 Parkview Plaza - Suite 100

                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555
                                                             www.vankampen.com


                  Copyright (C)2007 Van Kampen Funds Inc. All rights reserved.

                                                              Member NASD/SIPC


                                                                  SCV PRO 7/07


     (VAN KAMPEN INVESTMENTS LOGO)

                                         MUTUAL FUNDS

                                         Van Kampen
                                         Small Cap Value Fund

                                         ---------------------------------------
                                         This Prospectus is dated

                                         July 31, 2007


                                         CLASS I SHARES

                                        Van Kampen Small Cap Value Fund's
                                        investment objective is to seek
                                        capital appreciation. The Fund's
                                        investment adviser seeks to achieve
                                        the Fund's investment objective by
                                        investing primarily in a portfolio of
                                        equity securities of small
                                        capitalization companies that the
                                        Fund's investment adviser believes are
                                        undervalued.

                                        Shares of the Fund have not been
                                        approved or disapproved by the
                                        Securities and Exchange Commission
                                        (SEC) or any state regulator, and
                                        neither the SEC nor any state
                                        regulator has passed upon the accuracy
                                        or adequacy of this Prospectus. Any
                                        representation to the contrary is a
                                        criminal offense.
     (VAN KAMPEN INVESTMENTS LOGO)

                               Table of Contents


Risk/Return Summary.........................................   3
Fees and Expenses of the Fund...............................   5
Investment Objective, Principal Investment Strategies and
Risks.......................................................   6
Investment Advisory Services................................  11
Purchase of Shares..........................................  12
Redemption of Shares........................................  14
Distributions from the Fund.................................  15
Shareholder Services........................................  16
Frequent Purchases and Redemptions of Fund Shares...........  16
Federal Income Taxation.....................................  16
Disclosure of Portfolio Holdings............................  18
Financial Highlights........................................  19


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek capital appreciation.

                        PRINCIPAL INVESTMENT STRATEGIES


The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of equity securities of small capitalization companies that the Fund's investment adviser believes are undervalued. The Fund's investments in equity securities include common and preferred stocks and securities convertible into common and preferred stocks. The Fund emphasizes a value style of investing seeking companies that the Fund's investment adviser believes are undervalued with characteristics for improved valuations relative to other companies. In selecting securities for investment, the Fund uses a bottom up approach that focuses on individual stock selection over economic and industry trends. Portfolio securities are typically sold when the assessments of the Fund's investment adviser of the capital appreciation potential of such securities materially change. The Fund may invest up to 25% of its total assets in securities of foreign issuers. The Fund may invest up to 15% of its total assets in real estate investment trusts ("REITs"). The Fund may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts (collectively, also referred to in this Prospectus as Strategic Transactions), for various portfolio management purposes, including to facilitate portfolio management and to mitigate risks.


                           PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply.

The Fund emphasizes a value style of investing and focuses primarily on small capitalization companies. Value investing is subject to the risk that the valuations never improve, and the returns on value equity securities may or may not move in tandem with the returns on other styles of investing or the overall stock market. During an overall stock market decline, stock prices of smaller-sized companies often fluctuate more and may fall more than the stock prices of larger-sized companies. It is possible that the stocks of smaller-sized companies will be more volatile and underperform the overall stock market. Historically, smaller-sized company stocks have sometimes gone through extended periods when they did not perform as well as larger-sized company stocks. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund's investments will vary and at times may be lower or higher than that of other types of investments.

RISKS OF SMALL CAPITALIZATION COMPANIES. The Fund focuses its investments on small capitalization companies which often are newer, less established companies. Investing in small capitalization companies involves risks not ordinarily associated with investments in large capitalization companies. Small capitalization companies carry additional risks because their earnings generally tend to be less predictable, they often have limited product lines, markets, distribution channels or financial resources and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of small capitalization companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. In addition, equity securities of small capitalization companies generally are less liquid than those of larger capitalization companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.


FOREIGN RISKS. Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues. The Fund may also invest in issuers in developing or emerging market countries, which are subject to greater risks than investments in securities of issuers in developed countries.

RISKS OF INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS"). Investing in REITs makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. In addition, REITs depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs must comply with certain requirements of the federal income tax law to maintain their federal income tax status. Investments in REITs may involve duplication of management fees and certain other expenses.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts and options on futures contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.
MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Fund's investment objective and principal investment strategies, the Fund may be appropriate for investors who:


- Seek capital appreciation over the long-term


- Do not seek current income from their investment

- Are willing to take on the increased risks of investing in smaller-sized, less established companies

- Can withstand volatility in the value of their shares of the Fund

- Wish to add to their investment portfolio a fund that emphasizes a value style of investing in equity securities of small capitalization companies.

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual return of the Fund's Class I Shares over the past calendar year prior to the date of this Prospectus. Remember that past performance of the Fund is not indicative of its future performance.

[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
2006                                                                             25.23





The Fund's return for the six-month period ended June 30, 2007 for Class I Shares was 10.94%. As a result of market activity, current performance may vary from the figures shown.


During the one-year period shown in the bar chart, the highest quarterly return for Class I Shares was 11.85% (for the quarter ended December 31, 2006) and the lowest quarterly return for Class I Shares was -2.57% (for the quarter ended June 30, 2006).


                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Russell 2000(R) Value Index*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The index's performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index.



In addition to before tax returns, the table shows after tax returns for the Fund's Class I Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after tax return may be higher than the before tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.



Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2006 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance (before and after taxes) of the Fund is not indicative of its future performance.



    AVERAGE ANNUAL
    TOTAL RETURNS
    FOR THE
    PERIODS ENDED                     PAST      SINCE
    DECEMBER 31, 2006                1 YEAR   INCEPTION
-----------------------------------------------------------
    Van Kampen Small Cap
    Value Fund --
    Class I Shares

      Return Before Taxes            25.59%   18.53%(1)

      Return After Taxes on
      Distributions                  22.32%   14.65%(1)

      Return After Taxes on
      Distributions and Sale of
      Fund Shares                    20.95%   15.54%(1)

    Russell 2000(R) Value Index*     23.48%   17.63%(1)
............................................................



Return information is provided since: (1) 8/12/05.



 * The Russell 2000(R) Value Index measures the performance of those Russell 2000(R) Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000(R) Index includes the 2,000 smallest companies in the Russell 3000(R) Index, which in turn consists of the 3,000 largest U.S. companies based on total market capitalization.


Fees and Expenses
of the Fund

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                               CLASS I
                                               SHARES
----------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
----------------------------------------------------------
Maximum sales charge (load) imposed on
purchases                                         None
...........................................................
Maximum deferred sales charge (load)              None
...........................................................
Maximum sales charge (load) imposed on
reinvested dividends                              None
...........................................................
Redemption fee(1)                                2.00%
...........................................................
Exchange fee(1)                                  2.00%
...........................................................

                                               CLASS I
                                               SHARES
----------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets and are based
on expenses incurred during the Fund's fiscal year ended
March 31, 2007)
----------------------------------------------------------
Management fees                                  0.67%
...........................................................
Other expenses                                   0.40%
...........................................................
Total annual fund operating expenses             1.07%
...........................................................


(1) The redemption fee and the exchange fee apply to the proceeds of Fund shares that are redeemed or exchanged within 30 days of purchase. See "Redemption of Shares" for more information on when the fees apply.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         ONE       THREE      FIVE        TEN
                         YEAR      YEARS      YEARS      YEARS
-------------------------------------------------------------------
Class I Shares           $109      $341       $591       $1,308
....................................................................


Investment Objective,
Principal Investment
Strategies and Risks

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek capital appreciation. Any income received from the investment of portfolio securities is incidental to the Fund's investment objective. The Fund's investment objective may be changed by the Fund's Board of Trustees without shareholder approval, but no change is anticipated. If the Fund's investment objective changes, the Fund will notify shareholders and shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial positions and needs. There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.

                              PRINCIPAL INVESTMENT
                              STRATEGIES AND RISKS

The Fund's investment adviser seeks to achieve the investment objective by investing primarily in a portfolio of equity securities of small capitalization companies that the Fund's investment adviser believes are undervalued. Because prices of common stocks and other equity securities fluctuate, the value of an investment in the Fund will vary based upon the Fund's investment performance. The Fund attempts to reduce overall exposure to risk from declines in securities prices by spreading its investments over many different companies in a variety of industries.


Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in small capitalization companies at the time of investment. The Fund's policy in the foregoing sentence may be changed by the Fund's Board of Trustees, but no change is anticipated; if the Fund's policy in the foregoing sentence changes, the Fund will notify shareholders in writing at least 60 days prior to implementation of the change and shareholders should consider whether the Fund remains an appropriate investment in light of the changes. Under current market conditions, the Fund's investment adviser generally defines small capitalization companies by reference to those companies having market capitalizations of up to the greater of $2 billion or the higher end of the range of companies represented in the Russell 2000(R) Index, a small capitalization company index (which consists of U.S. companies in the market capitalization range of up to $3.3 billion as of June 30, 2007. Investments in smaller-sized companies may offer greater opportunities for capital growth than larger-sized companies, but also may involve special risks. Small capitalization companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies and often have limited product lines, markets, distribution channels or financial resources, and they may be dependent upon one or a few key people for management. The securities of such companies may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general.

In selecting securities for investment, the Fund emphasizes a value style of investing focusing on companies with promising growth prospects and attractive valuations. The Fund seeks to identify those companies that are undervalued with characteristics that might lead to improved valuation relative to other companies. The catalyst for improved valuations could include, among other things, changes in management, new product introductions or new industry regulations. Stocks of different types, such as value or growth stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund's investments will vary and at times may be lower or higher than that of other types of funds. The Fund's investment adviser uses a bottom-up investment approach, seeking attractive valuations and growth opportunities on an individual company basis. This approach focuses on selecting particular companies before looking at economic and industry trends.

The Fund does not limit its investments to any single group or type of security. The Fund may invest in unseasoned companies and companies with special circumstances such as initial public offerings, companies with new management or management reliant upon one or a few key people, special products and techniques, limited or cyclical product lines, services, markets or resources, or unusual developments, such as acquisitions, mergers, liquidations, bankruptcies or leveraged buyouts. Investments in unseasoned companies and special circumstances often involve much greater risks than are inherent in other types of investments, and securities of such companies may be more likely to experience unexpected significant fluctuations in price. In addition, investments made in anticipation of future events may, if the events are delayed or never achieved, cause stock prices to fall.

The Fund may dispose of a security whenever, in the opinion of the Fund's investment adviser, factors indicate it is desirable to do so. The Fund's investment adviser generally sells a security when it believes such security has become overvalued or the company shows deteriorating fundamentals. Other factors may include changes in the relative market performance or appreciation possibilities offered by individual securities, changes in the market trend or other factors affecting an individual security, changes in economic or market factors in general or with respect to a particular industry, and other circumstances bearing on the desirability of a given investment.

The Fund invests primarily in common stocks and also may invest in other equity securities including preferred stocks and securities convertible into common and preferred stocks.

COMMON STOCKS. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

PREFERRED STOCK. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.


REITS. The Fund may invest up to 15% of its total assets in REITs. REITs pool investors' funds for investment primarily in commercial real estate properties or real-estate related loans. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of the REIT's value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code. In addition, investments in REITs may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by REITs in which it invests.


                             RISKS OF INVESTING IN
                         SECURITIES OF FOREIGN ISSUERS

The Fund may invest up to 25% of its total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.

The Fund may invest in securities of issuers determined by the investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.


In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers, including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.


Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Fund may be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.

The Fund may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

                             STRATEGIC TRANSACTIONS

The Fund may, but is not required to, use various investment Strategic Transactions including options, futures contracts and options on futures contracts, in several different ways depending upon the status of the Fund's investments and the expectations of the Fund's investment adviser concerning the securities or currency markets. Although the Fund's investment adviser seeks to use these transactions to achieve the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.

In times of stable or rising securities prices, the Fund generally seeks to be fully invested. Even when the Fund is fully invested, however, prudent management requires that at least a small portion of assets be available as cash to honor redemption requests and for other short-term needs. The Fund may also have cash on hand that has not yet been invested. The portion of the Fund's assets that is invested in cash or cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the Fund may underperform the market in proportion to the amount of cash or cash equivalents in its portfolio. By purchasing index options or futures contracts, however, the Fund may compensate for the cash portion of its assets.

The Fund can engage in options transactions on securities, securities indices or on futures contracts to attempt to manage the Fund's risk in advancing or declining markets. For example, the value of a put option generally increases as the value of the underlying security declines. Value is protected against a market decline to the degree the performance of the put correlates with the performance of the Fund's investment portfolio. If the market remains stable or advances, the Fund is not obligated to exercise the put and its portfolio will participate in the advance, having incurred only the premium cost for the put.

The Fund may purchase and sell listed and over-the-counter options ("OTC Options"). OTC Options are subject to certain additional risks including default by the other party to the transaction and the liquidity of the transactions.

The Fund may use futures contracts in many ways. For example, if the Fund's investment adviser forecasts a market decline, the Fund may seek to reduce its exposure to the securities markets by increasing its cash position. By selling index futures contracts instead of portfolio securities, a similar result can be achieved to the extent that the performance of the futures contracts correlates to the performance of the Fund's portfolio securities. Sales of futures contracts frequently may be accomplished more rapidly and at less cost than the actual sale of securities. Once the desired hedged position has been effected, the Fund could then liquidate securities in a more deliberate manner.

In certain cases, the options and futures contracts markets provide investment or risk management opportunities that are not available from direct investments in underlying securities. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the options and futures markets rather than purchasing or selling portfolio securities. However, such transactions involve risks different from those involved with direct investments in underlying securities. For example, there may be imperfect correlation between the value of the instruments and the underlying assets. In addition, the use of these transactions includes the risks of default by the other party to certain transactions. The Fund may incur losses in using these transactions that partially or completely offset gains in portfolio positions. These transactions may not be liquid and involve manager risk. In addition, such transactions may involve commissions and other costs, which may increase the Fund's expenses and reduce its return.

The Fund complies with applicable regulatory requirements when implementing Strategic Transactions, including the segregation of cash and/or liquid securities on the books of the Fund's custodian, as mandated by SEC rules or SEC staff positions. A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.

                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.


The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the Fund's investment adviser believes the potential for capital appreciation has lessened, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions and dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate. The Fund's portfolio turnover rate is reported in the section entitled "Financial Highlights."


TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.

Investment
Advisory Services

 -------------------------------------------------------------------------------


THE ADVISER. Van Kampen Asset Management is the Fund's investment adviser (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that services more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $123 billion under management or supervision as of June 30, 2007. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor"), is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that provides a wide range of investment banking, securities, investment management and wealth management services. The Adviser's principal office is located at 522 Fifth Avenue, New York, New York 10036.


ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $500 million           0.670%
...................................................
    Next $500 million            0.645%
...................................................
    Over $1 billion              0.620%
...................................................


Applying this fee schedule, the Fund's effective advisory fee rate was 0.67% of the Fund's average daily net assets for the Fund's fiscal year ended March 31, 2007. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.


The Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.


Both the 1940 Act and the terms of the Fund's Advisory Agreement require that any investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately. On May 30, 2007, the Board of Trustees, and the independent trustees voting separately, last determined that the terms of the Advisory Agreement are fair and reasonable and approved the continuance of the Advisory Agreement as being in the best interests of the Fund and its shareholders; and a discussion regarding the basis for the Board of Trustees' approval of such Advisory Agreement will be included in the Fund's next Semi-Annual Report issued (for the semi-annual period ended September 30, 2007, which should be available in November 2007).



PORTFOLIO MANAGEMENT. The Fund is managed by members of the Adviser's Small/Mid-Cap Value team. The Small/Mid-Cap Value team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund's portfolio are Richard Glass, a Managing Director of the Adviser, and Alexander Yaggy, a Vice President of the Adviser.



Mr. Glass has been associated with the Adviser in an investment management capacity since 1999 and has been managing the Fund since 2001. Mr. Yaggy has been associated with the Adviser as a small/mid cap research analyst since July 2004 and has been managing the Fund since March 2006. Mr. Yaggy was a senior analyst at Neuberger Berman from 1996 to June 2004.


Mr. Glass is the lead manager of the Fund. Members of the team collaborate on ideas to manage the Fund's portfolio. Mr. Glass is responsible for the execution of the overall strategy of the Fund.

The Fund's Statement of Additional Information provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

The composition of the team may change without notice from time to time.

Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL


This Prospectus offers Class I Shares of the Fund. Class I Shares are offered without any sales charges on purchases or sales and without any distribution (12b-1) fee and service fee. Class I Shares are available for purchase exclusively by (i) tax-exempt retirement plans with assets of at least one million dollars (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least one million dollars, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least one million dollars and (v) certain Van Kampen investment companies.


Participants in tax-exempt retirement plans must contact the plan's administrator to purchase shares. For plan administrator contact information, participants should contact their respective employer's human resources department. Participants in fee-based investment programs should contact the program's administrator or their financial adviser to purchase shares. Transactions generally are effected on behalf of a tax-exempt retirement plan participant by the administrator or a custodian, trustee or record keeper for the plan and on behalf of a fee-based investment program participant by their administrator or financial adviser. Institutional clients may purchase shares either directly or through an authorized dealer.

Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and generally has the same rights, except for the differing sales loads, distribution fees, service fees and any related expenses associated with each class of shares, the exclusive voting rights by each class with respect to any distribution plan or service plan for such class of shares, and some classes may have different conversion rights or shareholder servicing options.

                              PRICING FUND SHARES


The offering price of the Fund's shares is based upon the Fund's net asset value per share. The net asset value per share is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m., Eastern time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for Class I Shares is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to Class I Shares, less all liabilities (including accrued expenses) attributable to Class I Shares, by the total number of Class I Shares outstanding.


Such computation is made by using prices as of the close of trading on the Exchange and valuing portfolio securities (i) for which market quotations are readily available at such market quotations (for example, using the last reported sale price for securities listed on a securities exchange or using the mean between the last reported bid and asked prices on unlisted securities) and
(ii) for which market quotations are not readily available and any other assets at their fair value as determined in good faith in accordance with procedures established by the Fund's Board of Trustees. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Annual Report.

Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund's net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares. The Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading.

If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund's net asset value was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Fund's Board of Trustees, an effect of which may be to foreclose opportunities available to market timers or short-term traders. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean of the bid price and asked price of such currencies against the U.S. dollar as quoted by a major bank.

                               HOW TO BUY SHARES


The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 522 Fifth Avenue, New York, New York 10036. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). Dealers and brokers are sometimes referred to herein as authorized dealers.



Shares may be purchased on any business day through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser, who will submit orders to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments.


The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated authorized dealers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund's shares. For more information, please see the Fund's Statement of Additional Information and/or contact your authorized dealer.


The offering price for shares is based upon the next determined net asset value per share after an order is received timely by Investor Services, either directly or from authorized dealers, administrators, financial advisers, custodians, trustees or record keepers. Purchases completed through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser may involve additional fees charged by such person. Orders received by Investor Services prior to the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers prior to the close of the Exchange that are properly transmitted to Investor Services by the time designated by Investor Services, are priced based on the date of receipt. Orders received by Investor Services after the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers after the close of the Exchange or orders received by such persons that are not transmitted to Investor Services until after the time designated by Investor Services, are priced based on the date of the next determined net asset value per share provided they are received timely by Investor Services on such date. It is the responsibility of authorized dealers, administrators, custodians, trustees, record keepers or financial advisers to transmit orders received by them to Investor Services so they will be received in a timely manner.


The Fund and the Distributor reserve the right to reject or limit any order to purchase Fund shares through exchange or otherwise and to close any shareholder account. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds (as defined below) may result in the Fund rejecting or limiting, in the Fund's or the Distributor's discretion, additional purchases and/or exchanges or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. As used herein, "Participating Funds" refers to Van Kampen investment companies advised by the Adviser and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact their authorized dealer, administrator or financial adviser.


To help the government fight the funding of terrorism and money laundering activities, the Fund has implemented an anti-money laundering compliance program and has designated an anti-money laundering compliance officer. As part of the program, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. The Fund and the Distributor reserve the right to not open your account if this information is not provided. If the Fund or the Distributor is unable to verify your identity, the Fund and the Distributor reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after the account is closed (less any applicable redemption fee or exchange fee) or take any other action required by law.


Redemption of Shares

 -------------------------------------------------------------------------------

Generally, shareholders of Class I Shares of the Fund may redeem for cash some or all of their shares without charge by the Fund (other than any applicable redemption fee or exchange fee) at any time. Participants in tax-exempt retirement plans must contact the plan's administrator to redeem shares. For plan administrator contact information, participants should contact their respective employer's human resources department. Participants in fee-based investment programs must contact the program's administrator or their financial adviser to redeem shares. Institutional clients may redeem shares either directly or through an authorized dealer. Plan administrators, custodians, trustees, record keepers or financial advisers may place redemption requests directly with Investor Services or through an authorized dealer following procedures specified by such authorized dealer.


The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within 30 days of purchase. The redemption fee is paid directly to the Fund and is intended to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by such shareholders, thereby reducing the impact on longer-term shareholders of such costs. For purposes of determining whether the redemption fee applies, shares that were held the longest will be redeemed first. For Fund shares acquired by exchange, the holding period prior to the exchange is not considered in determining whether the redemption fee is applied. The redemption fee and exchange fee are not imposed on redemptions and/or exchanges made (i) through pre-approved asset allocation programs, (ii) on shares received by reinvesting income dividends or capital gain distributions and (iii) by other funds advised by the Adviser or its affiliates.


The redemption fee and exchange fee may not be imposed on transactions that occur through certain omnibus accounts at financial intermediaries. Certain financial intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from the Fund's redemption fee or may impose certain trading restrictions to deter market timing and frequent trading. If you invest in the Fund through a financial intermediary, please read that firm's materials carefully to learn about any other restrictions or fees that may apply.

The redemption price will be the net asset value per share (less any applicable redemption fee or exchange fee) next determined after the receipt by Investor Services of a request in proper form from an administrator, custodian, trustee, record keeper or financial adviser or by the Distributor from an authorized dealer, provided such order is transmitted to Investor Services or the Distributor by the time designated by Investor Services or the Distributor. It is the responsibility of administrators, financial advisers, custodians, trustees, record keepers and authorized dealers to transmit redemption requests received by them to Investor Services or the Distributor so they will be received prior to such time. Redemptions completed through an administrator, custodian, trustee, record keeper, financial adviser or authorized dealer may involve additional fees charged by such person.


Payment for shares redeemed generally will be mailed within seven days after receipt by Investor Services of the redemption request in proper form. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A taxable gain or loss may be recognized by a shareholder upon redemption of shares, including if the redemption proceeds are paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such in-kind securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase.


Upon learning that a shareholder of Class I Shares has ceased his or her participation in the plan or program, the Fund shall convert all Class I Shares held by the shareholder to Class A Shares of the Fund (which are described and offered in a separate prospectus). The failure of a shareholder of a fee-based investment program to satisfy any minimum investment requirement will not constitute a conversion event. Such conversion will be on the basis of the relative net asset values of the shares, without imposition of any sales load, fee or other charge.

Distributions from the Fund

 -------------------------------------------------------------------------------

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

DIVIDENDS. Dividends from stocks and interest from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Trustees, is to distribute at least annually all, or substantially all, of its net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services

 -------------------------------------------------------------------------------

Participants in tax-exempt retirement plans and fee-based investment programs eligible to purchase the shares of the Fund must contact the administrator or their financial adviser to purchase, redeem or exchange shares. Certain shareholder services may only be available to tax-exempt retirement plan participants through a plan administrator. Participants should contact the appropriate tax-exempt retirement plan administrator for information regarding the administration of participants' investments in the shares.

Frequent Purchases and Redemptions of Fund Shares

 -------------------------------------------------------------------------------

Frequent purchases and redemptions of Fund shares by Fund shareholders ("market-timing" or "short-term trading") may present risks for long-term shareholders of the Fund, which may include, among other things, diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of the Fund's portfolio, increasing trading and administrative costs, incurring unwanted taxable gains, and forcing the Fund to hold excess levels of cash.

Certain types of mutual funds may be more susceptible to investors seeking to market time or short-term trade. Mutual funds that invest in securities that are, among other things, thinly traded, traded infrequently or less liquid are subject to the risk that market timers and/or short-term traders may seek to take advantage of situations where the current market price may not accurately reflect the current market value.


The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders, and the Fund's Board of Trustees has adopted policies and procedures to deter such frequent purchases and redemptions. The Fund's policies with respect to purchases, redemptions and exchanges of Fund shares are described in the "Fees and Expenses of the Fund," "Purchase of Shares," "Redemption of Shares" and "Shareholder Services" sections of this Prospectus. The Fund's policies with respect to valuing portfolio securities are described in the "Purchase of Shares" section of this Prospectus. Except as described in each of these sections and with respect to omnibus accounts, the Fund's policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment advisers, broker dealers, transfer agents, third party administrators and insurance companies, the Fund
(i) has requested assurance that such intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market timing concerns and has instructed such intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Fund's policies with respect to frequent purchases, exchanges and redemptions of Fund shares. On omnibus accounts at intermediaries, the intermediary generally does not provide specific shareholder transaction information to the Fund on individual shareholder accounts on an ongoing basis. Therefore, to some extent, the Fund relies on the intermediaries to monitor frequent short-term trading by shareholders. As part of the Fund's or the Distributor's agreements with intermediaries, the intermediaries are required to provide certain shareholder identification and transaction information upon the Fund's request. The Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that the Fund will be able to identify or prevent all market-timing activity.


Federal Income Taxation

 -------------------------------------------------------------------------------

Distributions of the Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are taxable to share-holders as long-term capital gain, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder (assuming such shares are held as a capital asset).

Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Current law provides for reduced U.S. federal income tax rates on (i) long-term capital gains received by individuals and (ii) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rates for capital gains generally apply to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and cease to apply for taxable years beginning after December 31, 2010. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2010. Fund shareholders, as well as the Fund itself, must also satisfy certain holding period and other requirements in order for the reduced rate for dividends to apply. Because the Fund intends to invest primarily in common stocks and other equity securities, a portion of the ordinary income dividends paid by the Fund should be eligible for the reduced rate applicable to "qualified dividend income." No assurance can be given as to what percentage of the ordinary income dividends paid by the Fund will consist of "qualified dividend income." To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains.

The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers on the sale or exchange of shares is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2010).

Backup withholding rules require the Fund, in certain circumstances, to withhold 28% (through 2010) of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable), or who are otherwise subject to backup withholding.

Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Under current law, the Fund may pay "interest-related dividends" and "short-term capital gain dividends" to its foreign shareholders without having to withhold on such dividends at the 30% rate. The amount of "interest-related dividends" that the Fund may pay each year is limited to the amount of qualified interest income received by the Fund during that year, less the amount of the Fund's expenses properly allocable to such interest income. The amount of "short-term capital gain dividends" that the Fund may pay each year generally is limited to the excess of the Fund's net short-term capital gains over its net long-term capital losses, without any reduction for the Fund's expenses allocable to such gains (with exceptions for certain gains). The exemption from 30% withholding tax for "short-term capital gain dividends" does not apply with respect to foreign shareholders that are present in the United States for more than 182 days during the taxable year. If the Fund's income for a taxable year includes "qualified interest income" or net short-term capital gains, the Fund may designate dividends as "interest-related dividends" or "short-term capital gain dividends" by written notice mailed to its foreign shareholders not later than 60 days after the close of the Fund's taxable year. These provisions apply to dividends paid by the Fund with respect to the Fund's taxable years beginning on or after January 1, 2005 and will cease to apply to dividends paid by the Fund with respect to the Fund's taxable years beginning after December 31, 2007.



The Fund may be required to withhold U.S. withholding tax at a rate of 35% from certain distributions to its foreign shareholders that are attributable to dispositions of United States real property interests. Specifically, if the Fund distributes amounts constituting capital gain attributable to the sale or disposition (either by the Fund or by a REIT in which the Fund invests) of a United States real property interest (for example, stock of a REIT or stock of a corporation that invests significantly in real property located in the United States), the Fund may be required to withhold 35% of such distributions. Foreign shareholders who receive such distributions may also be required to pay tax on such distributions at regular graduated rates applicable to United States persons and file a non-resident U.S. federal income tax return. See the Statement of Additional Information for a more detailed discussion.


Foreign shareholders must provide documentation to the Fund certifying their non-United States status. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares of the Fund.

The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, plus any amounts that were not distributed in previous taxable years, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.

The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

Disclosure of
Portfolio Holdings

 -------------------------------------------------------------------------------

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.

Financial Highlights

 -------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including taxes on Fund distributions or redemptions). The information has been audited by Ernst & Young LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's most recent financial statements, may be obtained without charge from our web site at www.vankampen.com or by calling the telephone number on the back cover of this Prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Fund's Annual Report.



                                                                                             AUGUST 12, 2005
                                                                                              (COMMENCEMENT
                                                                       YEAR ENDED           OF OPERATIONS) TO
CLASS I SHARES                                                       MARCH 31, 2007          MARCH 31, 2006
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....................             $18.26                  $18.68
                                                                         ------                  ------
  Net Investment Income/Loss................................               0.01(b)                (0.01)
  Net Realized and Unrealized Gain..........................               2.93                    2.08
                                                                         ------                  ------
Total from Investment Operations............................               2.94                    2.07
Less Distributions from Net Realized Gain...................               3.54                    2.49
                                                                         ------                  ------
Net Asset Value, End of the Period..........................             $17.66                  $18.26
                                                                         ======                  ======

Total Return (a)............................................             16.96%                  12.42%*
Net Assets at End of the Period (In millions)...............             $  8.8                  $  9.8
Ratio of Expenses to Average Net Assets.....................              1.07%                   1.13%
Ratio of Net Investment Income/Loss to Average Net Assets...              0.08%                  (0.11%)
Portfolio Turnover..........................................                53%                     40%


*  Non-Annualized


(a) Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



(b) Based on average shares outstanding.

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
   - Call your broker
   - WEB SITE
     www.vankampen.com

DEALERS
   - WEB SITE
     www.vankampen.com
   - VAN KAMPEN INVESTMENTS 800-421-5666


VAN KAMPEN SMALL CAP VALUE FUND


522 Fifth Avenue


New York, New York 10036


Investment Adviser
VAN KAMPEN ASSET MANAGEMENT

522 Fifth Avenue


New York, New York 10036


Distributor
VAN KAMPEN FUNDS INC.

522 Fifth Avenue


New York, New York 10036


Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 947
Jersey City, New Jersey 07303-0947
Attn: Van Kampen Small Cap Value Fund

Custodian
STATE STREET BANK AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111
Attn: Van Kampen Small Cap Value Fund

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

--------------------------------------------------------------------------------
  Van Kampen Small Cap Value Fund
  A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

  You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.


  You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling 800.847.2424. Free copies of the Fund's reports and its Statement of Additional Information are available from our web site at www.vankampen.com.


  Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at
  202.551.8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

  This Prospectus is dated

  July 31, 2007


  CLASS I SHARES

  The Fund's Investment Company Act File No. is 811-04805.
--------------------------------------------------------------------------------

                                                         Van Kampen Funds Inc.

                                                  1 Parkview Plaza - Suite 100

                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555

                                                             www.vankampen.com


                  Copyright (C)2007 Van Kampen Funds Inc. All rights reserved.

                                                              Member NASD/SIPC


                                                                SCV PRO I 7/07

     (VAN KAMPEN INVESTMENTS LOGO)

                                         MUTUAL FUNDS

                                         Van Kampen
                                         Utility Fund

                                         ---------------------------------------
                                         This Prospectus is dated

                                         July 31, 2007


                                         CLASS A SHARES
                                         CLASS B SHARES
                                         CLASS C SHARES

                                        Van Kampen Utility Fund's investment
                                        objective is to seek to provide its
                                        shareholders with capital appreciation
                                        and current income. The Fund's
                                        investment adviser seeks to achieve
                                        the Fund's investment objective by
                                        investing primarily in a portfolio of
                                        common stocks and income securities
                                        issued by companies engaged in the
                                        utilities industry.

                                        Shares of the Fund have not been
                                        approved or disapproved by the
                                        Securities and Exchange Commission
                                        (SEC) or any state regulator, and
                                        neither the SEC nor any state
                                        regulator has passed upon the accuracy
                                        or adequacy of this Prospectus. Any
                                        representation to the contrary is a
                                        criminal offense.
     (VAN KAMPEN INVESTMENTS LOGO)

Table of Contents


Risk/Return Summary.........................................   3
Fees and Expenses of the Fund...............................   6
Investment Objective, Principal Investment Strategies and
Risks.......................................................   7
Investment Advisory Services................................  13
Purchase of Shares..........................................  14
Redemption of Shares........................................  23
Distributions from the Fund.................................  25
Shareholder Services........................................  25
Frequent Purchases and Redemptions of Fund Shares...........  27
Federal Income Taxation.....................................  28
Disclosure of Portfolio Holdings............................  29
Financial Highlights........................................  30


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek to provide its shareholders with capital appreciation and current income.

                        PRINCIPAL INVESTMENT STRATEGIES

The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of common stocks and income securities issued by companies engaged in the utilities industry. Companies engaged in the utilities industry include those involved in the production, transmission, or distribution of electric energy, gas, telecommunications services, or the provision of other utility or utility-related goods or services. In selecting securities for investment, the Fund's investment adviser focuses on securities that it believes offer capital appreciation and current income at a reasonable risk. As a result, the Fund will not necessarily invest in the highest-yielding securities permitted by the Fund's investment policies if such investments would subject the Fund to excessive risk. Portfolio securities are typically sold when the assessments of the Fund's investment adviser of the capital appreciation and current income potential of such securities materially change.

The Fund's investments in income securities may include preferred stock and debt securities, including convertible securities, of various maturities which are considered "investment-grade" quality at the time of investment. The Fund may invest up to 20% of its total assets in lower-grade securities at the time of investment, which securities are commonly referred to as "junk bonds" and involve special risks as compared to investments in higher-grade securities.

The Fund may invest up to 35% of its total assets in securities of foreign issuers. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts (collectively, also referred to in this Prospectus as Strategic Transactions), for various portfolio management purposes, including to earn income, to facilitate portfolio management and to mitigate risks.

                           PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. Investments in income securities generally are affected by changes in interest rates and the creditworthiness of the issuer. Generally, the market prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities. The prices of convertible securities are affected by changes similar to those of debt and equity securities. The value of a convertible security tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity security. The values of securities of companies in the utilities industry may exhibit volatility and may not move in tandem with the values of other industries or with overall changes in the markets.

RISKS OF INVESTING IN A UTILITIES INDUSTRY-CONCENTRATED FUND. Because of the Fund's policy of investing primarily in securities issued by companies engaged in the utilities industry, the Fund is susceptible to economic, political or regulatory (or deregulatory) risks or other occurrences associated with the utilities industry. These risks can include, for example, increases in fuel and other operating costs; high interest expenses for capital construction programs; failure of regulatory authorities to approve rate changes; costs associated with compliance of environmental and nuclear safety regulations; service interruption due to environmental, operational or other mishaps; the effects of economic slowdowns; surplus capacity and competition; changes in the overall regulatory climate that may result in increased costs or the impairment of utility companies to operate their facilities; or deregulation of certain utilities creating competitive challenges, or mergers and acquisitions opportunities. The rates charged by utility companies for utility-related goods or services and the operations of utilities companies often are subject to review and limitations by utilities' regulatory commissions which may directly impact utility companies' growth and distributions.

CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. The Fund may invest in investment grade securities and may invest up to 20% of its total assets in securities below investment grade credit quality. Therefore, the Fund is subject to a higher level of credit risk than a fund that invests solely in investment grade securities. "Noninvestment grade" securities are considered speculative by recognized rating agencies with respect to the issuer's continuing ability to pay interest and principal, and such securities have less liquidity and a higher incidence of default than investments in higher-grade securities.

INCOME RISK. The ability of the Fund's common stocks and preferred stocks to generate income generally depends on the earnings and the continuing declaration of dividends by the issuers of such securities. The interest on the Fund's debt securities, including convertible bonds, is generally affected by prevailing interest rates, which can vary widely over the short- and long-term. If dividends are reduced or discontinued or interest rates drop, your income from the Fund may drop as well.


FOREIGN RISKS. Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues. The Fund may also invest in issuers in developing or emerging market countries, which are subject to greater risks than investments in securities of issuers in developed countries.


RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts and options on futures contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Fund's investment objective and principal investment strategies, the Fund may be appropriate for investors who:

- Seek capital appreciation over the long-term

- Seek current income

- Are willing to take on the increased risks of an investment concentrated in securities of companies operating in the same industry

- Wish to add to their investment portfolio a fund that invests primarily in common stocks and income securities issued by companies engaged in the utilities industry

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the ten calendar years prior to the date of this Prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that past performance of the Fund is not indicative of its future performance.

[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
1997                                                                             25.70
1998                                                                             18.00
1999                                                                             14.51
2000                                                                             20.63
2001                                                                            -21.37
2002                                                                            -18.58
2003                                                                             17.77
2004                                                                             20.12
2005                                                                             15.06
2006                                                                             19.58


The Fund's return for the six-month period ended June 30, 2007 for Class A Shares was 1.46%. As a result of market activity, current performance may vary from the figures shown.


The annual returns of the Fund's Class B Shares and Class C Shares would have similar variability from year to year as shown in the preceding chart for Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.

During the ten-year period shown in the bar chart, the highest quarterly return for Class A Shares was 15.08% (for the quarter ended June 30, 2003) and the lowest quarterly return for Class A Shares was -16.68% (for the quarter ended September 30, 2002).

                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Standard & Poor's 500(R) Utilities Index* and the Standard & Poor's 500(R) Index**, two indices that the Fund's investment adviser believes are appropriate benchmarks for the Fund. The Fund's performance figures include the maximum sales charges paid by investors. The indices' performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the indices. An investment cannot be made directly in the indices.


In addition to before tax returns for each class of shares, the table shows after tax returns for the Fund's Class A Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. The after tax returns for the Fund's Class B Shares and Class C Shares will vary from the Class A Shares' returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after tax return may be higher than the before tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.


Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2006 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance

(before and after taxes) of the Fund is not indicative of its future performance.


    AVERAGE ANNUAL
    TOTAL RETURNS
    FOR THE
    PERIODS ENDED         PAST     PAST       PAST
    DECEMBER 31, 2006    1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------
    Van Kampen Utility
    Fund -- Class A
    Shares

      Return Before
      Taxes              12.69%    8.36%     9.18%

      Return After
      Taxes on
      Distributions      12.27%    7.65%     7.47%

      Return After
      Taxes on
      Distributions and
      Sale of Fund
      Shares              8.73%    6.90%     7.10%

    Standard & Poor's
    500(R) Utilities
    Index*               20.99%    9.20%     8.22%

    Standard & Poor's
    500(R) Index**       15.79%    6.19%     8.42%
.........................................................
    Van Kampen Utility
    Fund -- Class B
    Shares

      Return Before
      Taxes              14.66%    8.59%    9.15%***

    Standard & Poor's
    500(R) Utilities
    Index*               20.99%    9.20%     8.22%

    Standard & Poor's
    500(R) Index**       15.79%    6.19%     8.42%
.........................................................
    Van Kampen Utility
    Fund -- Class C
    Shares

      Return Before
      Taxes              17.66%    8.82%     9.00%

    Standard & Poor's
    500(R) Utilities
    Index*               20.99%    9.20%     8.22%

    Standard & Poor's
    500(R) Index**       15.79%    6.19%     8.42%
.........................................................



 * The Standard & Poor's 500(R) Utilities Index is an unmanaged index that reflects the general performance of utility stocks.



 ** The Standard & Poor's 500(R) Index is a broad-based, market-value weighted index of 500 widely held common stocks of companies chosen for market size, liquidity and industry group representation.



*** The "Past 10 Years" performance for Class B Shares reflects the conversion of such shares into Class A Shares eight years after the end of the calendar month in which the shares were purchased. See "Purchase of Shares."


Fees and Expenses
of the Fund

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                           CLASS A      CLASS B      CLASS C
                           SHARES       SHARES       SHARES
----------------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
----------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of offering
price)                       5.75%(1)      None         None
.................................................................
Maximum deferred sales
charge (load) (as a
percentage of the lesser
of original purchase
price or redemption
proceeds)                     None(2)     4.00%(3)     1.00%(4)
.................................................................
Maximum sales charge
(load) imposed on
reinvested dividends          None         None         None
.................................................................
Redemption fee(5)            2.00%        2.00%        2.00%
.................................................................
Exchange fee(5)              2.00%        2.00%        2.00%
.................................................................
Account Maintenance (Low
Balance) Fee (for
accounts under $750)(6)     $12/yr       $12/yr       $12/yr
.................................................................

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets and are based on expenses incurred during the Fund's fiscal year ended March 31,
2007)
----------------------------------------------------------------
Management fees              0.65%        0.65%        0.65%
.................................................................
Distribution and/or
service (12b-1) fees(7)      0.25%        1.00%(8)     1.00%(8)
.................................................................
Other expenses               0.37%        0.38%        0.38%
.................................................................
Total annual fund
operating expenses           1.27%        2.03%        2.03%
.................................................................


(1) Reduced for purchases of $50,000 and over. See "Purchase of Shares -- Class A Shares."

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within eighteen months of purchase. See "Purchase of Shares -- Class A Shares."

(3) The maximum deferred sales charge is 4.00% in the first year after purchase and declines thereafter as follows:

                         Year 1-4.00%
                         Year 2-3.75%
                         Year 3-3.50%
                         Year 4-2.50%
                         Year 5-1.50%
                         Year 6-1.00%
                         After-None

   See "Purchase of Shares -- Class B Shares."

(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."

(5) The redemption fee and the exchange fee apply to the proceeds of Fund shares that are redeemed or exchanged within 30 days of purchase. See "Redemption of Shares" for more information on when the fees apply.


(6) Commencing in November 2007; see "Purchase of Shares -- How to Buy Shares" for a description of the fee, including exceptions.



(7) Class A Shares are subject to a combined annual distribution and service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."



(8) While Class B Shares and Class C Shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 and service fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A Shares.


Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         ONE       THREE       FIVE        TEN
                         YEAR      YEARS      YEARS       YEARS
--------------------------------------------------------------------
Class A Shares           $697      $954       $1,231      $2,018
.....................................................................
Class B Shares           $606      $986       $1,241      $2,160*
.....................................................................
Class C Shares           $306      $635       $1,091      $2,353
.....................................................................


You would pay the following expenses if you did not redeem your shares:


                         ONE       THREE       FIVE        TEN
                         YEAR      YEARS      YEARS       YEARS
--------------------------------------------------------------------
Class A Shares           $697      $954       $1,231      $2,018
.....................................................................
Class B Shares           $206      $636       $1,091      $2,160*
.....................................................................
Class C Shares           $206      $635       $1,091      $2,353
.....................................................................


* Based on conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased.

Investment Objective,
Principal Investment
Strategies and Risks

 -------------------------------------------------------------------------------

The Fund operates under the following fundamental investment policies which may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.

- The Fund's investment objective is to provide its shareholders with capital appreciation and current income. The Fund seeks to achieve its investment objective by investing in a portfolio of common stocks and income securities issued by companies engaged in the utilities industry. Income securities include preferred stock and debt securities of various maturities. Companies engaged in the utilities industry include those involved in the production, transmission, or distribution of electric energy, gas, telecommunications services, or the provision of other utility or utility-related goods or services. Under normal market conditions, the Fund invests at least 80% of the Fund's total assets in the securities of such companies.

- Under normal market conditions, the Fund may invest up to 20% of its total assets in cash and securities (including common stocks, income securities and money market instruments) of companies outside the utilities industry.

- The Fund may invest in income securities which are rated, at the time of investment, BBB or higher by Standard & Poor's ("S&P") or rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or comparably rated by any other nationally recognized statistical rating organization ("NRSRO"). The Fund may also invest up to 20% of its total assets in income securities rated BB or B by S&P or Ba or B by Moody's or comparably rated by any other NRSRO or unrated securities determined by the Fund's investment adviser to be of comparable or higher quality. Lower-grade income securities are commonly referred to as "junk bonds" and are regarded by S&P and Moody's as predominately speculative with respect to the capacity to pay interest or repay principal in accordance with their terms, assurance of interest and principal payments or maintenance of other terms of the securities over any long period of time may be small. While offering opportunities for higher yields, lower-grade securities involve a greater degree of credit risk than investment grade income securities.

- The Fund may invest up to 35% of its total assets in securities of foreign issuers.

The Fund's investment adviser seeks securities offering capital appreciation together with current income that entail reasonable credit risk considered in relation to the Fund's investment policies. In selecting securities for investment, the Fund's investment adviser will consider a number of factors, including historical growth rates; rates of return on capital; financial condition and resources; geographic location and service area; management skills and such factors pertinent to the utilities industry. Factors pertaining to the utilities industry include the regulatory environment, energy sources, the costs of alternative fuels and, in the case of electric utilities, the extent and nature of involvement with nuclear powers. The Fund focuses on a security's potential for capital appreciation, current and projected yields, prospective growth in earnings and dividends in relation to price or earnings ratios and investment risk. The Fund's investment adviser believes that securities issued by utility companies often provide above-average dividend returns and below-average price or earnings ratios which are factors that not only provide current income but also generally tend to moderate risk. The Fund may not necessarily invest in the highest-yielding utility securities permitted by the Fund's investment policies if such investments would subject the Fund to excessive risk.

Companies engaged in the utilities industry include a variety of entities involved in (i) the production, transmission or distribution of electric energy,
(ii) the provision of natural gas, (iii) the provision of telephone, mobile communication and other telecommunications services or (iv) the provision of other utility or utility-related goods or services. The rate of return of issuers of utility securities are often subject to review and limitations by utilities' regulatory commissions and tend to fluctuate with marginal financing costs. Rate changes generally lag changes in financing costs, and thus can favorably or unfavorably affect the earnings or dividend payments on utility securities depending upon whether such rates and costs are declining or rising. The public utilities industry has experienced significant changes in recent years, primarily due to increased competition through deregulation.

Legislation and regulation have significant impacts on the utility industry. Competition and technological advances have over time often provided better-positioned utility companies with opportunities for enhanced profitability, although increased competition and other structural changes have often adversely affected the profitability of other utilities.

The telecommunications industry has experienced significant changes as local and long distance telephone companies, wireless communications companies and cable television providers compete to provide services and as new technologies develop. Regulation may limit rates charged by such providers based on an authorized level of earnings, a price index or another formula. Regulation may also limit the use of new technologies and hamper efficient depreciation of existing assets.

Gas and electric utility companies are affected by changes in fuel prices and interest rates. Gas utilities may be adversely affected by supply conditions and increased competition from other providers of utility services. Certain electric utilities with uncompleted nuclear power facilities may have problems completing and licensing such facilities. Regulatory changes with respect to nuclear and conventionally fueled generating facilities could increase costs or impair the ability of electric companies to operate such facilities.

Other utility companies are emerging as new technologies develop and as old technologies are refined. Such issuers include entities engaged in cogeneration, waste disposal system provision, solid waste electric generation, independent power producers and non-utility generators.

Companies engaged in the public utilities industry historically have been subject to a variety of risks depending, in part, on such factors as the type of utility company involved and its geographic location. Such risks include increases in fuel and other operating costs, high interest expenses for capital construction programs, costs associated with compliance with environmental and nuclear safety regulations, service interruption due to environmental, operational or other mishaps, the effects of economic slowdowns, surplus capacity, competition and changes in the overall regulatory climate. In particular, regulatory changes with respect to nuclear and conventionally fueled generating facilities could increase costs or impair the ability of utility companies to operate such facilities, thus reducing utility companies' earnings or resulting in losses. There can be no assurance that regulatory policies or accounting standard changes will not negatively affect utility companies' earnings or dividends. Companies engaged in the public utilities industry are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by regulatory authorities, companies engaged in the public utilities industry are subject to the risk that such authority will not authorize increased rates. Regulatory authorities also may restrict a company's access to new markets, thereby diminishing the company's long-term prospects. In addition, individual sectors of the utility market are subject to additional risks. In addition, because of the Fund's policy of concentrating its investments in utility securities, the Fund may be more susceptible than a fund without such a policy to any single economic, political or regulatory occurrence affecting the public utilities industry.

The Fund may dispose of a security whenever, in the opinion of the Fund's investment adviser, factors indicate it is desirable to do so. Such factors include changes in economic or market factors in general or with respect to the utilities industry, changes in the market trends or other factors affecting an individual security, changes in the relative market performance or appreciation possibilities offered by individual securities and other circumstances affecting the desirability of a given investment.

The Fund invests in common stocks and also may invest in other equity securities, including preferred stocks, warrants and securities convertible into common stocks.

COMMON STOCKS. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

PREFERRED STOCK. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. The ability of common stocks and preferred stocks to generate income is dependent on the earnings and continuing declaration of dividends by the issuers of such securities.

CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

DEBT SECURITIES. The Fund may invest in debt securities of various maturities. Debt securities of a corporation or other entity generally entitle the holder to receive interest, at a fixed, variable or floating interest rate, during the term of the security and repayment of principal at maturity or redemption. The Fund invests primarily in debt securities rated investment grade at the time of purchase. A subsequent reduction in rating does not require the Fund to dispose of a security. Investment grade securities are securities rated BBB or higher by S&P or rated Baa or higher by Moody's or comparably rated by any other NRSRO. Securities rated BBB by S&P or rated Baa by Moody's are in the lowest of the four investment grade categories and are considered by the rating agencies to be medium-grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher-rated securities. The market prices of debt securities generally fluctuate inversely with changes in interest rates so that the value of investments in such securities can be expected to decrease as interest rates rise and increase as interest rates fall and such changes may be greater among debt securities with longer durations. The ratings assigned by the ratings agencies represent their opinions of the quality of the debt securities they undertake to rate, but not the market risk of such securities. It should be emphasized that ratings are general and are not absolute standards of quality. For further description of securities ratings, see the appendix to the Fund's Statement of Additional Information. The Fund may invest up to 20% of its total assets in securities rated below investment grade which involve, among other things, greater credit risk. See "Risk of Investing in Lower-Grade Debt Securities" below.

                             RISKS OF INVESTING IN
                         SECURITIES OF FOREIGN ISSUERS

The Fund may invest up to 35% of its total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.

The Fund may invest in securities of issuers determined by the investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers, including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.

Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Fund may be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.

The Fund may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

                              RISK OF INVESTING IN
                          LOWER-GRADE DEBT SECURITIES

Under normal market conditions, the Fund may invest up to 20% of its total assets in debt securities below investment grade. The Fund may invest in lower-grade debt securities rated at the time of purchase BB or B by S&P or rated Ba or B by Moody's or comparably rated by any other NRSRO or, if unrated, believed by the Fund's investment adviser to be of comparable quality. Such lower-grade debt securities are commonly referred to as "junk bonds" and involve special risks as compared to investments in higher-grade securities. Lower-grade debt securities are regarded by S&P and Moody's as predominately speculative with respect to the capacity to pay interest or repay principal in accordance with their terms. Lower-grade debt securities involve greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. For a complete description of securities ratings, see the appendix to the Fund's Statement of Additional Information.

Lower-grade debt securities are more susceptible to nonpayment of interest and principal and default than higher-grade securities. Adverse changes in the economy or the individual issuer often have a more significant impact on the ability of lower-grade issuers to make payments, meet projected goals or obtain additional financing. When an issuer of such securities is in financial difficulties, the Fund may incur additional expenditures or invest additional assets in an effort to obtain partial or full recovery on amounts due. While all debt securities fluctuate inversely with changes in interest rates, the prices of lower-grade securities generally are less sensitive to changes in interest rates and are more sensitive to real or perceived general adverse economic changes or specific issuer developments. A significant increase in market interest rates or general economic developments could severely disrupt the market for such securities and the market values of such securities. Such securities also often experience more volatility in prices than higher-grade securities. Lack of liquidity in a security makes the sale of the security in a timely manner more difficult, at least without price concessions. The market for lower-grade securities may have less available information available, further complicating evaluations and valuations of such securities, and placing more emphasis on the investment adviser's experience, judgment and analysis than other securities.

                                 UNDERSTANDING
                                QUALITY RATINGS

   Securities ratings are based on the issuer's ability to pay interest and repay the principal. Securities with ratings above the bold line in the table are considered "investment grade," while those with ratings below the bold line are regarded as "noninvestment grade," or "junk bonds."

         S&P       MOODY'S       MEANING
-------------------------------------------------------
         AAA       Aaa           Highest quality
........................................................
          AA       Aa            High quality
........................................................
           A       A             Above-average grade
........................................................
         BBB       Baa           Average grade
-------------------------------------------------------
          BB       Ba            Below-average grade
........................................................
           B       B             Marginal grade
........................................................
         CCC       Caa           Poor grade
........................................................
          CC       Ca            Highly speculative
........................................................
           C       C             Lowest grade
........................................................
           D       --            In default
........................................................

For further information regarding investing in lower-grade securities, see the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.

                             STRATEGIC TRANSACTIONS

The Fund may, but is not required to, use various investment Strategic Transactions described below to earn income, to facilitate portfolio management and to seek to mitigate risks. Although the Fund's investment adviser seeks to use these transactions to achieve the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.


The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, equity and fixed-income indices, and other financial instruments; purchase and sell financial futures contracts and options on futures contracts; and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps, or options on currencies or currency futures contracts. Collectively, all of the above are referred to as "Strategic Transactions."


The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of certain securities for investment purposes, protect against changes in currency exchange rates, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instrument. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Fund's investment adviser to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. In addition, amounts paid as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

The Fund complies with applicable regulatory requirements when implementing Strategic Transactions, including the segregation of cash and/or liquid securities on the books of the Fund's custodian, as mandated by SEC rules or SEC staff positions. A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information.

                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Fund may purchase and sell securities on a when-issued and delayed delivery basis. The Fund accrues no income on such securities until the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price. The value or yield generally available on comparable securities when delivery occurs may be higher than the value or yield on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The Fund will engage in when-issued and delayed delivery transactions for the purpose of acquiring securities consistent with the Fund's investment objective and policies and not for the purpose of investment leverage.

The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.

The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the Fund's investment adviser believes the potential for capital appreciation or income has lessened, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions and dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate. The Fund's portfolio turnover rate is reported in the section entitled "Financial Highlights."

TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks and in investment grade corporate debt securities. Under normal market conditions, the potential for capital appreciation and current income on these securities will tend to be lower than the potential for capital appreciation and current income on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.

Investment
Advisory Services

 -------------------------------------------------------------------------------


THE ADVISER. Van Kampen Asset Management is the Fund's investment adviser (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that services more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $123 billion under management or supervision as of June 30, 2007. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor"), is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that provides a wide range of investment banking, securities, investment management and wealth management services. The Adviser's principal office is located at 522 Fifth Avenue, New York, New York 10036.

ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

    AVERAGE DAILY NET ASSETS    % PER ANNUM
-------------------------------------------------
    First $500 million             0.65%
..................................................
    Next $500 million              0.60%
..................................................
    Over $1 billion                0.55%
..................................................


Applying this fee schedule, the Fund's effective advisory fee rate was 0.65% of the Fund's average daily net assets for the Fund's fiscal year ended March 31, 2007. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.


The Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.


Both the 1940 Act and the terms of the Fund's Advisory Agreement require that any investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately. On May 30, 2007, the Board of Trustees, and the independent trustees voting separately, last determined that the terms of the Advisory Agreement are fair and reasonable and approved the continuance of the Advisory Agreement as being in the best interests of the Fund and its shareholders; and a discussion regarding the basis for the Board of Trustees' approval of such Advisory Agreement will be included in the Fund's next Semi-Annual Report issued (for the semi-annual period ended September 30, 2007, which should be available in November 2007).



PORTFOLIO MANAGEMENT. The Fund is managed by members of the Adviser's Sector Funds team. The Sector Funds team consists of portfolio managers. The current member of the team responsible for the day-to-day management of the Fund's portfolio is Mary Jayne Maly, a Managing Director of the Adviser.



Ms. Maly has been associated with the Adviser in an investment management capacity since 1992 and has been managing the Fund since January 2006.



Ms. Maly is the lead manager of the Fund and is responsible for the execution of the overall strategy of the Fund.


The Fund's Statement of Additional Information provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

The composition of the team may change without notice from time to time.

Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL

This Prospectus offers three classes of shares of the Fund, designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares. As described more fully below, each class of shares offers a distinct structure of sales charges, distribution and service fees and other features that are designed to address a variety of needs.

Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.

                              PRICING FUND SHARES

The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). Differences in net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be due to the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.

The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m., Eastern time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding.

Such computation is made by using prices as of the close of trading on the Exchange and valuing portfolio securities (i) for which market quotations are readily available at such market quotations (for example, using the last reported sale price for securities listed on a securities exchange or using the mean between the last reported bid and asked prices on unlisted securities) and
(ii) for which market quotations are not readily available and any other assets at their fair value as determined in good faith in accordance with procedures established by the Fund's Board of Trustees. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Annual Report.

Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund's net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares. The Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading.

If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund's net asset value was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Fund's Board of Trustees, an effect of which may be to foreclose opportunities available to market timers or short-term traders. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean of the bid price and asked price of such currencies against the U.S. dollar as quoted by a major bank.

                       DISTRIBUTION PLAN AND SERVICE PLAN

The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.

The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the NASD. The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares.

To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.

                               HOW TO BUY SHARES


The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 522 Fifth Avenue, New York, New York 10036. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). Dealers and brokers are sometimes referred to herein as authorized dealers.


Shares may be purchased on any business day by completing the account application form and forwarding it, directly or through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.

The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated authorized dealers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund's shares. For more information, please see the Fund's Statement of Additional Information and/or contact your authorized dealer.


The offering price for shares is based upon the next determined net asset value per share (plus sales charges, where applicable) after an order is received timely by Investor Services, either directly or from authorized dealers, administrators, financial advisers, custodians, trustees or record keepers. Purchases completed through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser may involve additional fees charged by such person. Orders received by Investor Services prior to the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers prior to the close of the Exchange that are properly transmitted to Investor Services by the time designated by Investor Services, are priced based on the date of receipt. Orders received by Investor Services after the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers after the close of the Exchange or orders received by such persons that are not transmitted to Investor Services until after the time designated by Investor Services, are priced based on the date of the next determined net asset value per share provided they are received timely by Investor Services on such date. It is the responsibility of authorized dealers, administrators, custodians, trustees, record keepers or financial advisers to transmit orders received by them to Investor Services so they will be received in a timely manner.

The Fund and the Distributor reserve the right to reject or limit any order to purchase Fund shares through exchange or otherwise and to close any shareholder account. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds (as defined below) may result in the Fund rejecting or limiting, in the Fund's or the Distributor's discretion, additional purchases and/or exchanges or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. As used herein, "Participating Funds" refers to Van Kampen investment companies advised by the Adviser and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.


Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by visiting our web site at www.vankampen.com, by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 947, Jersey City, New Jersey 07303-0947, or by telephone at (800) 847-2424.



Except as described below, the minimum initial investment amount when establishing a new account with the Fund is $1,000 for each class of shares for regular accounts; $500 for each class of shares for retirement accounts; and $50 for each class of shares for accounts participating in a systematic investment program. The minimum subsequent investment is $50 for each class of shares and all account types, except as described below. The Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has a balance of less than $500. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase (subject to any applicable sales charges) the number of additional shares needed to bring the account value to $500.



The minimum initial and subsequent investment requirements are not applicable to
(i) certain omnibus accounts at financial intermediaries, (ii) employer sponsored retirement plan accounts or pre-approved asset allocation plan accounts and (iii) qualified state tuition plan (529 plan) accounts. In addition, the minimum initial and subsequent investment requirements are not applicable to transactions conducted in any type of account resulting from (i) dividend reinvestment and dividend diversification, (ii) systematic exchange plans, (iii) unit investment trust dividend reinvestments, (iv) conversions of Class B Shares to Class A Shares, and (v) transfers between certain types of accounts, transfers from other custodians and/or transfers of ownership.



Effective November 2007, a low balance fee of $12 per year will be deducted in November of each year from all accounts with a value less than $750. This fee will be payable to the transfer agent and will be used by the transfer agent to offset amounts that would otherwise be payable by the Fund to the transfer agent under the transfer agency agreement. The low balance fee is not applicable to
(i) certain omnibus accounts at financial intermediaries, (ii) fund of funds accounts, (iii) qualified state tuition plan (529 plan) accounts, (iv) accounts participating in a systematic investment plan that have been in existence for less than 12 months, (v) accounts participating in a systematic exchange plan,
(vi) accounts participating in a unit investment trust dividend reinvestment plan that have been in existence for less than 12 months and (vii) certain accounts established through a broker for which the transfer agent does not have discretion to initiate transactions.



To help the government fight the funding of terrorism and money laundering activities, the Fund has implemented an anti-money laundering compliance program and has designated an anti-money laundering compliance officer. As part of the program, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. The Fund and the Distributor reserve the right to not open your account if this information is not provided. If the Fund or the Distributor is unable to verify your identity, the Fund and the Distributor reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after the account is closed (minus any applicable sales or other charges) or take any other action required by law.


                                 CLASS A SHARES

Class A Shares of the Fund are sold at the offering price, which is net asset value plus an initial maximum sales charge of up to 5.75% (or 6.10% of the net amount invested), reduced on investments of $50,000 or more as follows:

                                 CLASS A SHARES
                            SALES CHARGE SCHEDULE *

                                    AS % OF        AS % OF
    SIZE OF                         OFFERING      NET AMOUNT
    INVESTMENT                       PRICE         INVESTED
----------------------------------------------------------------
    Less than $50,000                5.75%          6.10%
.................................................................
    $50,000 but less than
    $100,000                         4.75%          4.99%
.................................................................
    $100,000 but less than
    $250,000                         3.75%          3.90%
.................................................................
    $250,000 but less than
    $500,000                         2.75%          2.83%
.................................................................
    $500,000 but less than
    $1,000,000                       2.00%          2.04%
.................................................................
    $1,000,000 or more                **            **
.................................................................

* The actual sales charge that may be paid by an investor may differ slightly from the sales charge shown above due to rounding that occurs in the calculation of the offering price and in the number of shares purchased.


** No sales charge is payable at the time of purchase on investments in Class A
   Shares of $1 million or more, although such Class A Shares purchased without a sales charge may be subject to a contingent deferred sales charge of 1.00% on certain redemptions made within eighteen months of purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate the historical cost of their shares, as the Fund and authorized dealers may not retain this information.


No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.

                                 CLASS A SHARES
                               QUANTITY DISCOUNTS


Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. A person eligible for a reduced sales charge includes an individual, his or her spouse or equivalent, and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.


Investors must notify the Fund or their authorized dealer at the time of the purchase order whenever a quantity discount is applicable to purchases and may be required to provide the Fund, or their authorized dealer, with certain information or records to verify eligibility for a quantity discount. Such information or records may include account statements or other records for shares of the Fund or other Participating Funds in all accounts (e.g., retirement accounts) of the investor and other eligible persons, as described above, which may include accounts held at the Fund or at other authorized dealers. Upon such notification, an investor will pay the lowest applicable sales charge. Shareholders should retain any records necessary to substantiate the purchase price of the shares, as the Fund and authorized dealers may not retain this information.

Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact the Fund, their authorized dealer or the Distributor.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.

LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the current offering price of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charge previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.

                                 CLASS A SHARES
                               PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of Van Kampen unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value without a sales charge. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor. The Fund reserves the right to modify or terminate this program at any time.

NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value without a sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

 (1) Current or retired trustees or directors of funds advised by Morgan Stanley and any of its subsidiaries and such persons' families and their beneficial accounts.

 (2) Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.


 (3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses or equivalent and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

 (4) Banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) that have entered into an agreement with the Distributor or one of its affiliates, purchasing shares on behalf of clients participating in a fund supermarket, wrap program, asset allocation program, or other program in which the clients pay an asset-based fee (which may be subject to a minimum flat fee) for: advisory or financial planning services, executing transactions in Participating Fund shares, or for otherwise participating in the program.

 (5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

 (6) Retirement plans funded by the rollovers of assets of Participating Funds from an employer-sponsored retirement plan and established exclusively for the benefit of an individual (specifically including, but not limited to, a Traditional IRA, Roth IRA, SIMPLE IRA, Solo 401(k), Money Purchase or Profit Sharing plan) if:

      (i) the account being funded by such rollover is to be maintained by the same trustee, custodian or administrator that maintained the plan from which the rollover funding such rollover originated, or an affiliate thereof; and

     (ii) the dealer of record with respect to the account being funded by such rollover is the same as the dealer of record with respect to the plan from which the rollover funding such rollover originated, or an affiliate thereof.

 (7) Trusts created under pension, profit sharing or other employee benefit plans (including qualified and non-qualified deferred compensation plans), provided that (a) the total plan assets are at least $1 million or (b) the plan has more than 100 eligible employees. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million.

 (8) Clients of authorized dealers purchasing shares in fixed or flat fee (rather than transaction based fee) brokerage accounts.


 (9) Certain qualified state tuition plans qualifying pursuant to Section 529 of the Internal Revenue Code of 1986, as amended, that are approved by the Fund's Distributor.


(10) Unit investment trusts sponsored by the Distributor or its affiliates.


The term "families" includes a person's spouse or equivalent, children and grandchildren under 21 years of age, parents and the parents of the person's spouse or equivalent.


Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, financial planner, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

Eligible purchasers of Class A Shares may also be entitled to reduced or no initial sales charges through certain purchase programs offered by the Fund. For more information, see "Other Purchase Programs" herein.

                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within six years of purchase as shown in the following table:

                                 CLASS B SHARES
                             SALES CHARGE SCHEDULE

                         CONTINGENT DEFERRED
                            SALES CHARGE
                         AS A PERCENTAGE OF
                            DOLLAR AMOUNT
    YEAR SINCE PURCHASE   SUBJECT TO CHARGE
------------------------------------------------
    First                       4.00%
.................................................
    Second                      3.75%
.................................................
    Third                       3.50%
.................................................
    Fourth                      2.50%
.................................................
    Fifth                       1.50%
.................................................
    Sixth                       1.00%
.................................................
    Seventh and After            None
.................................................

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate the historical cost of their shares, as the Fund and authorized dealers may not retain this information. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund generally will not accept a purchase order for Class B Shares in the amount of $100,000 or more.

The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of each purchase of Class B Shares until the time of redemption of such shares.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.

Eligible purchasers of Class B Shares may also be entitled to reduced or no contingent deferred sales charges through certain purchase programs offered by the Fund. For more information, see "Other Purchase Programs" herein.


CONVERSION FEATURE. Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from a Participating Fund is determined by reference to the Participating Fund from which such share was originally purchased.



The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate the historical cost of their shares, as the Fund and authorized dealers may not retain this information. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.

Eligible purchasers of Class C Shares may also be entitled to reduced or no contingent deferred sales charges through certain purchase programs offered by the Fund. For more information, see "Other Purchase Programs" herein.


                              WAIVER OF CONTINGENT
                             DEFERRED SALES CHARGE



The contingent deferred sales charge is waived on redemptions of Class A Shares, Class B Shares and Class C Shares purchased subject to a contingent deferred sales charge (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the amount of the shareholder's investment at the time the plan is established, (iv) if no commission or transaction fee is paid by the Distributor to authorized dealers at the time of purchase of such shares or (v) if made by the Fund's involuntary liquidation of a shareholder's account as described herein. With respect to Class B Shares and Class C Shares, waiver category (iv) above is only applicable with respect to shares sold through certain 401(k) plans. Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption, provided that shares of the Fund are available for sale at the time of reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the Statement of Additional Information or contact your authorized dealer.


                            OTHER PURCHASE PROGRAMS

EXCHANGE PRIVILEGE. Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. For more information regarding the exchange privilege, see the section of this Prospectus entitled "Shareholder Services -- Exchange privilege."


REINSTATEMENT PRIVILEGE. A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of any Participating Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of any Participating Fund with credit given for any contingent deferred sales charge paid on the amount of shares reinstated from such redemption, provided that such shareholder has not previously exercised this reinstatement privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the contingent deferred sales charge applicable to Class C Shares to subsequent redemptions. Reinstatements are made at the net asset value per share (without a sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Participating Fund into which shareholders desire to reinstate their net proceeds of a redemption of shares of the Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in eligible retirement plans for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Participating Fund are available for sale. Shareholders must notify the Distributor or their authorized dealer of their eligibility to participate in the reinstatement privilege and may be required to provide documentation to the Participating Fund.



DIVIDEND DIVERSIFICATION. A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 847-2424, to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any of the Participating Funds so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested. Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.


AVAILABILITY OF INFORMATION. Clear and prominent information regarding sales charges of the Fund and the applicability and availability of discounts from sales charges is available free of charge through our web site at www.vankampen.com, which provides links to the Prospectus and Statement of Additional Information containing the relevant information.

Redemption of Shares

 -------------------------------------------------------------------------------

Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than any applicable sales charge, redemption fee or exchange fee) at any time.

As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer, custodian, trustee or record keeper of a retirement plan account may involve additional fees charged by such person.

The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within 30 days of purchase. The redemption fee is paid directly to the Fund and is intended to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by such shareholders, thereby reducing the impact on longer-term shareholders of such costs. For purposes of determining whether the redemption fee applies, shares that were held the longest will be redeemed first. For Fund shares acquired by exchange, the holding period prior to the exchange is not considered in determining whether the redemption fee is applied. The redemption fee and exchange fee are not imposed on redemptions and/or exchanges made (i) through systematic withdrawal or exchange plans, (ii) through pre-approved asset allocation programs, (iii) by other funds advised by the Adviser or its affiliates, (iv) on shares received by reinvesting income dividends or capital gain distributions and (v) through check writing (with respect to certain fixed-income funds).

The redemption fee and exchange fee may not be imposed on transactions that occur through certain omnibus accounts at financial intermediaries. Certain financial intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from the Fund's redemption fee or may impose certain trading restrictions to deter market timing and frequent trading. If you invest in the Fund through a financial intermediary, please read that firm's materials carefully to learn about any other restrictions or fees that may apply.


Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A taxable gain or loss may be recognized by a shareholder upon redemption of shares, including if the redemption proceeds are paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such in-kind securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase.



WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 947, Jersey City, New Jersey 07303-0947. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name, the class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, a registered securities association or a clearing agency; a savings and loan association; or a federal savings bank.


Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer and must accompany a written redemption request. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.

AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor by the time designated by the Distributor. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.

TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 847-2424 to establish the privilege, or may visit our web site at www.vankampen.com to download an Account Services form, which may be completed to establish the privilege. Shares may be redeemed by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures previously described. Requests received by Investor Services prior to the close of the Exchange, generally 4:00 p.m., Eastern time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check or by Automated Clearing House and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account for this account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.

Distributions from
the Fund

 -------------------------------------------------------------------------------

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

DIVIDENDS. Dividends from stocks and interest from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Trustees, is to distribute quarterly all, or substantially all, of its net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services

 -------------------------------------------------------------------------------

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.

INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet (restrictions apply to certain account and transaction types). Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without a sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by visiting our web site at www.vankampen.com, by writing to Investor Services or by telephone by calling (800) 847-2424. The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.


AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.

EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor or by visiting our web site at www.vankampen.com.

Shares of the Fund will be assessed an exchange fee of 2% on the proceeds of the exchanged shares held for less than 30 days. See "Redemption of Shares" above for more information about when the exchange fee will apply.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.

A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by calling (800) 847-2424, our automated telephone system (which is generally accessible 24 hours a day, seven days a week), or by visiting our web site at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.

The Fund and the Distributor reserve the right to reject or limit any order to purchase Fund shares through exchange or otherwise and to close any shareholder account. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund rejecting or limiting, in the Fund's or the Distributor's discretion, additional purchases and/or exchanges or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment to this exchange privilege.

For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged shares and on any shares previously exchanged for such shares or for any of their predecessors shall be included. If the exchanged shares were acquired through reinvestment, those shares are deemed to have been sold with a sales charge rate equal to the rate previously paid on the shares on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's shares, the shares upon which the highest sales charge rate was previously paid are deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

Frequent Purchases
and Redemptions
of Fund Shares

 -------------------------------------------------------------------------------

Frequent purchases and redemptions of Fund shares by Fund shareholders ("market-timing" or "short-term trading") may present risks for long-term shareholders of the Fund, which may include, among other things, diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of the Fund's portfolio, increasing trading and administrative costs, incurring unwanted taxable gains, and forcing the Fund to hold excess levels of cash.

The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders, and the Fund's Board of Trustees has adopted policies and procedures to deter such frequent purchases and redemptions. The Fund's policies with respect to purchases, redemptions and exchanges of Fund shares are described in the "Fees and Expenses of the Fund," "Purchase of Shares," "Redemption of Shares" and "Shareholder Services-- Exchange privilege" sections of this Prospectus. The

Fund's policies with respect to valuing portfolio securities are described in the "Purchase of Shares" section of this Prospectus. Except as described in each of these sections and with respect to omnibus accounts, the Fund's policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment advisers, broker dealers, transfer agents, third party administrators and insurance companies, the Fund (i) has requested assurance that such intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market timing concerns and has instructed such intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Fund's policies with respect to frequent purchases, exchanges and redemptions of Fund shares. On omnibus accounts at intermediaries, the intermediary generally does not provide specific shareholder transaction information to the Fund on individual shareholder accounts on an ongoing basis. Therefore, to some extent, the Fund relies on the intermediaries to monitor frequent short-term trading by shareholders. As part of the Fund's or the Distributor's agreements with intermediaries, the intermediaries are required to provide certain shareholder identification and transaction information upon the Fund's request. The Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that the Fund will be able to identify or prevent all market-timing activity.


Federal Income Taxation

 -------------------------------------------------------------------------------

Distributions of the Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gain, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder (assuming such shares are held as a capital asset).

Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Current law provides for reduced U.S. federal income tax rates on (i) long-term capital gains received by individuals and (ii) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rates for capital gains generally apply to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and cease to apply for taxable years beginning after December 31, 2010. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2010. Fund shareholders, as well as the Fund itself, must also satisfy certain holding period and other requirements in order for the reduced rate for dividends to apply. Because the Fund intends to invest a portion of its assets in common stocks and preferred stocks, a portion of the ordinary income dividends paid by the Fund should be eligible for the reduced rate applicable to "qualified dividend income." No assurance can be given as to what percentage of the ordinary income dividends paid by the Fund will consist of "qualified dividend income." To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains.

The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers on the sale or exchange of shares is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2010).

Backup withholding rules require the Fund, in certain circumstances, to withhold 28% (through 2010) of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable), or who are otherwise subject to backup withholding.


Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Under current law, the Fund may pay "interest-related dividends" and "short-term capital gain dividends" to its foreign shareholders without having to withhold on such dividends at the 30% rate. The amount of "interest-related dividends" that the Fund may pay each year is limited to the amount of qualified interest income received by the Fund during that year, less the amount of the Fund's expenses properly allocable to such interest income. The amount of "short-term capital gain dividends" that the Fund may pay each year generally is limited to the excess of the Fund's net short-term capital gains over its net long-term capital losses, without any reduction for the Fund's expenses allocable to such gains (with exceptions for certain gains). The exemption from 30% withholding tax for "short-term capital gain dividends" does not apply with respect to foreign shareholders that are present in the United States for more than 182 days during the taxable year. If the Fund's income for a taxable year includes "qualified interest income" or net short-term capital gains, the Fund may designate dividends as "interest-related dividends" or "short-term capital gain dividends" by written notice mailed to its foreign shareholders not later than 60 days after the close of the Fund's taxable year. Foreign shareholders must provide documentation to the Fund certifying their non-United States status. These provisions apply to dividends paid by the Fund with respect to the Fund's taxable years beginning on or after January 1, 2005 and will cease to apply to dividends paid by the Fund with respect to the Fund's taxable years beginning after December 31, 2007. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares of the Fund.


The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, plus any amounts that were not distributed in previous taxable years, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.

The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

Disclosure of
Portfolio Holdings

 -------------------------------------------------------------------------------

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.

    Financial Highlights

     ---------------------------------------------------------------------------

    The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including payment of the maximum sales charge or taxes on Fund distributions or redemptions). The information has been audited by Ernst & Young LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's most recent financial statements, may be obtained without charge from our web site at www.vankampen.com or by calling the telephone number on the back cover of this Prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Fund's Annual Report.

                                                                     CLASS A SHARES
                                                                  YEAR ENDED MARCH 31,
                                              2007          2006          2005          2004          2003
      -------------------------------------------------------------------------------------------------------
      Net Asset Value, Beginning of
       the Period.....................       $18.90        $17.15        $15.04        $12.12         $16.17
                                             ------        ------        ------        ------        -------
       Net Investment Income..........          .31(a)        .33(a)        .45(a)        .48(a)         .45(a)
       Net Realized and Unrealized
         Gain/Loss....................         5.15          1.94          2.27          2.89          (4.14)
                                             ------        ------        ------        ------        -------
      Total from Investment
       Operations.....................         5.46          2.27          2.72          3.37          (3.69)
      Less Distributions from Net
       Investment Income..............          .50           .52           .61           .45            .36
                                             ------        ------        ------        ------        -------
      Net Asset Value, End of the
       Period.........................       $23.86        $18.90        $17.15        $15.04         $12.12
                                             ======        ======        ======        ======        =======
      Total Return....................       29.30%(b)     13.24%(b)     18.45%(b)     28.10%(b)     -22.90%(b)
      Net Assets at End of the Period
       (In millions)..................       $159.7        $130.2        $109.5         $98.7          $88.1
      Ratio of Expenses to Average Net
       Assets.........................        1.27%         1.30%         1.31%         1.33%          1.33%
      Ratio of Net Investment Income
       to Average Net Assets..........        1.50%         1.74%         2.89%         3.44%          3.40%
      Portfolio Turnover..............          30%           46%           27%           27%            29%

                                                           CLASS B SHARES
                                                        YEAR ENDED MARCH 31,
                                         2007         2006      2005     2004         2003
      --------------------------------  -----------------------------------------------------
      Net Asset Value, Beginning of
       the Period.....................  $18.85       $17.13    $15.03   $12.12        $16.10
                                        ------       ------    ------   ------       -------
       Net Investment Income..........     .15(a)       .18(a)    .33(a)    .37(a)       .35(a)
       Net Realized and Unrealized
         Gain/Loss....................    5.14         1.94      2.26     2.88         (4.11)
                                        ------       ------    ------   ------       -------
      Total from Investment
       Operations.....................    5.29         2.12      2.59     3.25         (3.76)
      Less Distributions from Net
       Investment Income..............     .38          .40       .49      .34           .22
                                        ------       ------    ------   ------       -------
      Net Asset Value, End of the
       Period.........................  $23.76       $18.85    $17.13   $15.03        $12.12
                                        ======       ======    ======   ======       =======
      Total Return....................  28.40%(c)    12.39%(c) 17.54%(c) 27.05%(c)   -23.41%(c)
      Net Assets at End of the Period
       (In millions)..................   $47.5        $44.2     $42.8    $42.6         $38.0
      Ratio of Expenses to Average Net
       Assets.........................   2.03%        2.06%     2.07%    2.09%         2.09%
      Ratio of Net Investment Income
       to Average Net Assets..........    .74%         .99%     2.13%    2.68%         2.64%
      Portfolio Turnover..............     30%          46%       27%      27%           29%

                                                          CLASS C SHARES
                                                       YEAR ENDED MARCH 31,
                                         2007         2006       2005      2004      2003
      --------------------------------  -------------------------------------------------------
      Net Asset Value, Beginning of
       the Period.....................  $18.85       $17.13     $15.02    $12.12     $16.10
                                        ------       ------     ------    ------    ------- ---
       Net Investment Income..........     .15(a)       .18(a)     .33(a)    .37(a)     .35(a)
       Net Realized and Unrealized
         Gain/Loss....................    5.13         1.94       2.27      2.87      (4.11)
                                        ------       ------     ------    ------    ------- ---
      Total from Investment
       Operations.....................    5.28         2.12       2.60      3.24      (3.76)
      Less Distributions from Net
       Investment Income..............     .38          .40        .49       .34        .22
                                        ------       ------     ------    ------    ------- ---
      Net Asset Value, End of the
       Period.........................  $23.75       $18.85     $17.13    $15.02     $12.12
                                        ======       ======     ======    ======    =======
      Total Return....................  28.34%(d)    12.39%(d)  17.61%(d) 26.96%(d) -23.41%(d)
      Net Assets at End of the Period
       (In millions)..................   $17.0        $15.0      $14.4     $13.9      $12.1
      Ratio of Expenses to Average Net
       Assets.........................   2.03%        2.06%      2.07%     2.09%      2.09%
      Ratio of Net Investment Income
       to Average Net Assets..........    .74%         .99%      2.13%     2.68%      2.64%
      Portfolio Turnover..............     30%          46%        27%       27%        29%


    (a) Based on average shares outstanding.

    (b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

    (c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

    (d) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
   - Call your broker
   - WEB SITE
     www.vankampen.com
   - FUNDINFO(R)
     Automated Telephone System 800-847-2424

DEALERS
   - WEB SITE
     www.vankampen.com
   - FUNDINFO(R)
     Automated Telephone System 800-847-2424
   - VAN KAMPEN INVESTMENTS 800-421-5666


VAN KAMPEN UTILITY FUND


522 Fifth Avenue


New York, New York 10036


Investment Adviser
VAN KAMPEN ASSET MANAGEMENT

522 Fifth Avenue


New York, New York 10036


Distributor
VAN KAMPEN FUNDS INC.

522 Fifth Avenue


New York, New York 10036


Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 947
Jersey City, New Jersey 07303-0947
Attn: Van Kampen Utility Fund

Custodian
STATE STREET BANK AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111
Attn: Van Kampen Utility Fund

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

--------------------------------------------------------------------------------
  Van Kampen Utility Fund
  A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

  You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.


  You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling 800.847.2424. Free copies of the Fund's reports and its Statement of Additional Information are available from our web site at www.vankampen.com.


  Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at
  202.551.8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

  This Prospectus is dated

  July 31, 2007


  CLASS A SHARES
  CLASS B SHARES
  CLASS C SHARES

  The Fund's Investment Company Act File No. is 811-04805.
--------------------------------------------------------------------------------

                                                         Van Kampen Funds Inc.

                                                  1 Parkview Plaza - Suite 100


                                                                 P.O. Box 5555

                                               Oakbrook Terrace, IL 60181-5555
                                                             www.vankampen.com


                                       Copyright (C)2007 Van Kampen Funds Inc.

                                         All rights reserved. Member NASD/SIPC


                                                                 UTLF PRO 7/07



     (VAN KAMPEN INVESTMENTS LOGO)

                                         MUTUAL FUNDS

                                         Van Kampen
                                         Utility Fund
                                         ---------------------------------------
                                         This Prospectus is dated

                                         July 31, 2007


                                         CLASS I SHARES

                                        Van Kampen Utility Fund's investment
                                        objective is to seek to provide its
                                        shareholders with capital appreciation
                                        and current income. The Fund's
                                        investment adviser seeks to achieve
                                        the Fund's investment objective by
                                        investing primarily in a portfolio of
                                        common stocks and income securities
                                        issued by companies engaged in the
                                        utilities industry.

                                        Shares of the Fund have not been
                                        approved or disapproved by the
                                        Securities and Exchange Commission
                                        (SEC) or any state regulator, and
                                        neither the SEC nor any state
                                        regulator has passed upon the accuracy
                                        or adequacy of this Prospectus. Any
                                        representation to the contrary is a
                                        criminal offense.
     (VAN KAMPEN INVESTMENTS LOGO)

Table of Contents


Risk/Return Summary.........................................   3
Fees and Expenses of the Fund...............................   6
Investment Objective, Principal Investment Strategies and
  Risks.....................................................   7
Investment Advisory Services................................  13
Purchase of Shares..........................................  14
Redemption of Shares........................................  16
Distributions from the Fund.................................  17
Shareholder Services........................................  18
Frequent Purchases and Redemptions of Fund Shares...........  18
Federal Income Taxation.....................................  18
Disclosure of Portfolio Holdings............................  20


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek to provide its shareholders with capital appreciation and current income.

                        PRINCIPAL INVESTMENT STRATEGIES

The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of common stocks and income securities issued by companies engaged in the utilities industry. Companies engaged in the utilities industry include those involved in the production, transmission, or distribution of electric energy, gas, telecommunications services, or the provision of other utility or utility-related goods or services. In selecting securities for investment, the Fund's investment adviser focuses on securities that it believes offer capital appreciation and current income at a reasonable risk. As a result, the Fund will not necessarily invest in the highest-yielding securities permitted by the Fund's investment policies if such investments would subject the Fund to excessive risk. Portfolio securities are typically sold when the assessments of the Fund's investment adviser of the capital appreciation and current income potential of such securities materially change.

The Fund's investments in income securities may include preferred stock and debt securities, including convertible securities, of various maturities which are considered "investment-grade" quality at the time of investment. The Fund may invest up to 20% of its total assets in lower-grade securities at the time of investment, which securities are commonly referred to as "junk bonds" and involve special risks as compared to investments in higher-grade securities.

The Fund may invest up to 35% of its total assets in securities of foreign issuers. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts (collectively, also referred to in this Prospectus as Strategic Transactions), for various portfolio management purposes, including to earn income, to facilitate portfolio management and to mitigate risks.

                           PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. Investments in income securities generally are affected by changes in interest rates and the creditworthiness of the issuer. Generally, the market prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities. The prices of convertible securities are affected by changes similar to those of debt and equity securities. The value of a convertible security tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity security. The values of securities of companies in the utilities industry may exhibit volatility and may not move in tandem with the values of other industries or with overall changes in the markets.

RISKS OF INVESTING IN A UTILITIES INDUSTRY-CONCENTRATED FUND. Because of the Fund's policy of investing primarily in securities issued by companies engaged in the utilities industry, the Fund is susceptible to economic, political or regulatory (or deregulatory) risks or other occurrences associated with the utilities industry. These risks can include, for example, increases in fuel and other operating costs; high interest expenses for capital construction programs; failure of regulatory authorities to approve rate changes; costs associated with compliance of environmental and nuclear safety regulations; service interruption due to environmental, operational or other mishaps; the effects of economic slowdowns; surplus capacity and competition; changes in the overall regulatory climate that may result in increased costs or the impairment of utility companies to operate their facilities; or deregulation of certain utilities creating competitive challenges, or mergers and acquisitions opportunities. The rates charged by utility companies for utility-related goods or services and the operations of utilities companies often are subject to review and limitations by utilities' regulatory commissions which may directly impact utility companies' growth and distributions.

CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. The Fund may invest in investment grade securities and may invest up to 20% of its total assets in securities below investment grade credit quality. Therefore, the Fund is subject to a higher level of credit risk than a fund that invests solely in investment grade securities. "Noninvestment grade" securities are considered speculative by recognized rating agencies with respect to the issuer's continuing ability to pay interest and principal, and such securities have less liquidity and a higher incidence of default than investments in higher-grade securities.

INCOME RISK. The ability of the Fund's common stocks and preferred stocks to generate income generally depends on the earnings and the continuing declaration of dividends by the issuers of such securities. The interest on the Fund's debt securities, including convertible bonds, is generally affected by prevailing interest rates, which can vary widely over the short- and long-term. If dividends are reduced or discontinued or interest rates drop, your income from the Fund may drop as well.


FOREIGN RISKS. Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues. The Fund may also invest in issuers in developing or emerging market countries, which are subject to greater risks than investments in securities of issuers in developed countries.


RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts and options on futures contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Fund's investment objective and principal investment strategies, the Fund may be appropriate for investors who:

- Seek capital appreciation over the long-term

- Seek current income

- Are willing to take on the increased risks of an investment concentrated in securities of companies operating in the same industry

- Wish to add to their investment portfolio a fund that invests primarily in common stocks and income securities issued by companies engaged in the utilities industry

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the ten calendar years prior to the date of this Prospectus. Remember that past performance of the Fund is not indicative of its future performance.

[BAR GRAPH]

                                                                     CLASS A SHARES* ANNUAL RETURN
                                                                     -----------------------------
1997                                                                             25.70
1998                                                                             18.00
1999                                                                             14.51
2000                                                                             20.63
2001                                                                            -21.37
2002                                                                            -18.58
2003                                                                             17.77
2004                                                                             20.12
2005                                                                             15.06
2006                                                                             19.58


* Class I Shares of the Fund have not commenced operations as of July 31, 2007 and therefore do not have a full calendar year of return information to report. The returns shown in the Annual Performance chart above (and in the Comparative Performance chart below) are for Class A Shares of the Fund (which are offered in a separate prospectus). The Class A Shares' sales loads are not reflected in this chart. If these sales loads had been included, the returns shown above would have been lower. The annual returns of the Fund's Class I Shares would have similar variability from year to year as shown in the preceding chart for Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of Class I Shares will differ from the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares. Return information for the Fund's Class I Shares will be shown in future prospectuses offering the Fund's Class I Shares after the Fund's Class I Shares have a full calendar year of return information to report.



The Fund's return for the six-month period ended June 30, 2007 for Class A Shares was 1.46%. As a result of market activity, current performance may vary from the figures shown.


During the ten-year period shown in the bar chart, the highest quarterly return for Class A Shares was 15.08% (for the quarter ended June 30, 2003) and the lowest quarterly return for Class A Shares was -16.68% (for the quarter ended September 30, 2002).

                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Standard & Poor's 500(R) Utilities Index* and the Standard & Poor's 500(R) Index**, two indices that the Fund's investment adviser believes are appropriate benchmarks for the Fund. The Fund's performance figures are for the Fund's Class A Shares*** and include the maximum sales charges paid by investors on such Class A Shares. The indices' performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the indices. An investment cannot be made directly in the indices.


In addition to before tax returns, the table shows after tax returns for the Fund's Class A Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. The after tax returns for the Fund's Class I Shares will vary from the Class A Shares' returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after tax return may be higher than the before tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.


Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2006 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance

(before and after taxes) of the Fund is not indicative of its future performance.


    AVERAGE ANNUAL
    TOTAL RETURNS FOR THE
    PERIODS ENDED            PAST     PAST       PAST
    DECEMBER 31, 2006       1 YEAR   5 YEARS   10 YEARS
------------------------------------------------------------
    Van Kampen Utility
    Fund -- Class A
    Shares***

      Return Before Taxes   12.69%    8.36%      9.18%

      Return After Taxes
      on Distributions      12.27%    7.65%      7.47%

      Return After Taxes
      on Distributions and
      Sale of Fund Shares    8.73%    6.90%      7.10%

    Standard & Poor's
    500(R) Utilities
    Index*                  20.99%    9.20%      8.22%

    Standard & Poor's
    500(R) Index**          15.79%    6.19%      8.42%
.............................................................



 * The Standard & Poor's 500(R) Utilities Index is an unmanaged index that reflects the general performance of utility stocks.



 ** The Standard & Poor's 500(R) Index is a broad-based, market-value weighted index of 500 widely held common stocks of companies chosen for market size, liquidity and industry group representation.



*** Class I Shares of the Fund have not commenced operations as of July 31, 2007 and therefore do not have a full calendar year of return information to report. The returns shown in the Comparative Performance chart are for Class A Shares of the Fund (which are offered in a separate prospectus). Although all of the Fund's shares are invested in the same portfolio of securities, the actual annual returns of Class I Shares will differ from the annual returns shown for the Fund's Class A Shares because of differences in the sales charges and expenses borne by each class of shares. Return information for the Fund's Class I Shares will be shown in future prospectuses offering the Fund's Class I Shares after the Fund's Class I Shares have a full calendar year of return information to report.


Fees and Expenses
of the Fund

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                                                 CLASS I
                                                 SHARES
------------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
------------------------------------------------------------
Maximum sales charge (load) imposed on
purchases                                           None
.............................................................
Maximum deferred sales charge (load)                None
.............................................................
Maximum sales charge (load) imposed on
reinvested dividends                                None
.............................................................
Redemption fee(1)                                  2.00%
.............................................................
Exchange fee(1)                                    2.00%
.............................................................

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets and are based
on expenses incurred during the Fund's fiscal year ended
March 31, 2007, except as noted below)
------------------------------------------------------------
Management fees                                    0.65%
.............................................................
Other expenses(2)                                  0.37%
.............................................................
Total annual fund operating expenses               1.02%
.............................................................


(1) The redemption fee and the exchange fee apply to the proceeds of Fund shares that are redeemed or exchanged within 30 days of purchase. See "Redemption of Shares" for more information on when the fees apply.

(2) Other expenses are based on estimated expenses for the current fiscal year.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         ONE       THREE      FIVE        TEN
                         YEAR      YEARS      YEARS      YEARS
-------------------------------------------------------------------
Class I Shares           $104      $325       $563       $1,248
....................................................................


Investment Objective,
Principal Investment
Strategies and Risks

 -------------------------------------------------------------------------------

The Fund operates under the following fundamental investment policies which may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.

- The Fund's investment objective is to provide its shareholders with capital appreciation and current income. The Fund seeks to achieve its investment objective by investing in a portfolio of common stocks and income securities issued by companies engaged in the utilities industry. Income securities include preferred stock and debt securities of various maturities. Companies engaged in the utilities industry include those involved in the production, transmission, or distribution of electric energy, gas, telecommunications services, or the provision of other utility or utility-related goods or services. Under normal market conditions, the Fund invests at least 80% of the Fund's total assets in the securities of such companies.

- Under normal market conditions, the Fund may invest up to 20% of its total assets in cash and securities (including common stocks, income securities and money market instruments) of companies outside the utilities industry.

- The Fund may invest in income securities which are rated, at the time of investment, BBB or higher by Standard & Poor's ("S&P") or rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or comparably rated by any other nationally recognized statistical rating organization ("NRSRO"). The Fund may also invest up to 20% of its total assets in income securities rated BB or B by S&P or Ba or B by Moody's or comparably rated by any other NRSRO or unrated securities determined by the Fund's investment adviser to be of comparable or higher quality. Lower-grade income securities are commonly referred to as "junk bonds" and are regarded by S&P and Moody's as predominately speculative with respect to the capacity to pay interest or repay principal in accordance with their terms, assurance of interest and principal payments or maintenance of other terms of the securities over any long period of time may be small. While offering opportunities for higher yields, lower-grade securities involve a greater degree of credit risk than investment grade income securities.

- The Fund may invest up to 35% of its total assets in securities of foreign issuers.

The Fund's investment adviser seeks securities offering capital appreciation together with current income that entail reasonable credit risk considered in relation to the Fund's investment policies. In selecting securities for investment, the Fund's investment adviser will consider a number of factors, including historical growth rates; rates of return on capital; financial condition and resources; geographic location and service area; management skills and such factors pertinent to the utilities industry. Factors pertaining to the utilities industry include the regulatory environment, energy sources, the costs of alternative fuels and, in the case of electric utilities, the extent and nature of involvement with nuclear powers. The Fund focuses on a security's potential for capital appreciation, current and projected yields, prospective growth in earnings and dividends in relation to price or earnings ratios and investment risk. The Fund's investment adviser believes that securities issued by utility companies often provide above-average dividend returns and below-average price or earnings ratios which are factors that not only provide current income but also generally tend to moderate risk. The Fund may not necessarily invest in the highest-yielding utility securities permitted by the Fund's investment policies if such investments would subject the Fund to excessive risk.

Companies engaged in the utilities industry include a variety of entities involved in (i) the production, transmission or distribution of electric energy, (ii) the provision of natural gas, (iii) the provision of telephone, mobile communication and other telecommunications services or (iv) the provision of other utility or utility-related goods or services. The rate of return of issuers of utility securities are often subject to review and limitations by utilities' regulatory commissions and tend to fluctuate with marginal financing costs. Rate changes generally lag changes in financing costs, and thus can favorably or unfavorably affect the earnings or dividend payments on utility securities depending upon whether such rates and costs are declining or rising. The public utilities industry has experienced significant changes in recent years, primarily due to increased competition through deregulation.

Legislation and regulation have significant impacts on the utility industry. Competition and technological advances have over time often provided better-positioned utility companies with opportunities for enhanced profitability, although increased competition and other structural changes have often adversely affected the profitability of other utilities.

The telecommunications industry has experienced significant changes as local and long distance telephone companies, wireless communications companies and cable television providers compete to provide services and as new technologies develop. Regulation may limit rates charged by such providers based on an authorized level of earnings, a price index or another formula. Regulation may also limit the use of new technologies and hamper efficient depreciation of existing assets.

Gas and electric utility companies are affected by changes in fuel prices and interest rates. Gas utilities may be adversely affected by supply conditions and increased competition from other providers of utility services. Certain electric utilities with uncompleted nuclear power facilities may have problems completing and licensing such facilities. Regulatory changes with respect to nuclear and conventionally fueled generating facilities could increase costs or impair the ability of electric companies to operate such facilities.

Other utility companies are emerging as new technologies develop and as old technologies are refined. Such issuers include entities engaged in cogeneration, waste disposal system provision, solid waste electric generation, independent power producers and non-utility generators.

Companies engaged in the public utilities industry historically have been subject to a variety of risks depending, in part, on such factors as the type of utility company involved and its geographic location. Such risks include increases in fuel and other operating costs, high interest expenses for capital construction programs, costs associated with compliance with environmental and nuclear safety regulations, service interruption due to environmental, operational or other mishaps, the effects of economic slowdowns, surplus capacity, competition and changes in the overall regulatory climate. In particular, regulatory changes with respect to nuclear and conventionally fueled generating facilities could increase costs or impair the ability of utility companies to operate such facilities, thus reducing utility companies' earnings or resulting in losses. There can be no assurance that regulatory policies or accounting standard changes will not negatively affect utility companies' earnings or dividends. Companies engaged in the public utilities industry are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by regulatory authorities, companies engaged in the public utilities industry are subject to the risk that such authority will not authorize increased rates. Regulatory authorities also may restrict a company's access to new markets, thereby diminishing the company's long-term prospects. In addition, individual sectors of the utility market are subject to additional risks. In addition, because of the Fund's policy of concentrating its investments in utility securities, the Fund may be more susceptible than a fund without such a policy to any single economic, political or regulatory occurrence affecting the public utilities industry.

The Fund may dispose of a security whenever, in the opinion of the Fund's investment adviser, factors indicate it is desirable to do so. Such factors include changes in economic or market factors in general or with respect to the utilities industry, changes in the market trends or other factors affecting an individual security, changes in the relative market performance or appreciation possibilities offered by individual securities and other circumstances affecting the desirability of a given investment.

The Fund invests in common stocks and also may invest in other equity securities, including preferred stocks, warrants and securities convertible into common stocks.

COMMON STOCKS. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

PREFERRED STOCK. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. The ability of common stocks and preferred stocks to generate income is dependent on the earnings and continuing declaration of dividends by the issuers of such securities.

CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

DEBT SECURITIES. The Fund may invest in debt securities of various maturities. Debt securities of a corporation or other entity generally entitle the holder to receive interest, at a fixed, variable or floating interest rate, during the term of the security and repayment of principal at maturity or redemption. The Fund invests primarily in debt securities rated investment grade at the time of purchase. A subsequent reduction in rating does not require the Fund to dispose of a security. Investment grade securities are securities rated BBB or higher by S&P or rated Baa or higher by Moody's or comparably rated by any other NRSRO. Securities rated BBB by S&P or rated Baa by Moody's are in the lowest of the four investment grade categories and are considered by the rating agencies to be medium-grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher-rated securities. The market prices of debt securities generally fluctuate inversely with changes in interest rates so that the value of investments in such securities can be expected to decrease as interest rates rise and increase as interest rates fall and such changes may be greater among debt securities with longer durations. The ratings assigned by the ratings agencies represent their opinions of the quality of the debt securities they undertake to rate, but not the market risk of such securities. It should be emphasized that ratings are general and are not absolute standards of quality. For further description of securities ratings, see the appendix to the Fund's Statement of Additional Information. The Fund may invest up to 20% of its total assets in securities rated below investment grade which involve, among other things, greater credit risk. See "Risk of Investing in Lower-Grade Debt Securities" below.

                             RISKS OF INVESTING IN
                         SECURITIES OF FOREIGN ISSUERS

The Fund may invest up to 35% of its total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.

The Fund may invest in securities of issuers determined by the investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers, including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.

Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Fund may be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.

The Fund may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

                              RISK OF INVESTING IN
                          LOWER-GRADE DEBT SECURITIES

Under normal market conditions, the Fund may invest up to 20% of its total assets in debt securities below investment grade. The Fund may invest in lower-grade debt securities rated at the time of purchase BB or B by

S&P or rated Ba or B by Moody's or comparably rated by any other NRSRO or, if unrated, believed by the Fund's investment adviser to be of comparable quality. Such lower-grade debt securities are commonly referred to as "junk bonds" and involve special risks as compared to investments in higher-grade securities. Lower-grade debt securities are regarded by S&P and Moody's as predominately speculative with respect to the capacity to pay interest or repay principal in accordance with their terms. Lower-grade debt securities involve greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. For a complete description of securities ratings, see the appendix to the Fund's Statement of Additional Information.

Lower-grade debt securities are more susceptible to nonpayment of interest and principal and default than higher-grade securities. Adverse changes in the economy or the individual issuer often have a more significant impact on the ability of lower-grade issuers to make payments, meet projected goals or obtain additional financing. When an issuer of such securities is in financial difficulties, the Fund may incur additional expenditures or invest additional assets in an effort to obtain partial or full recovery on amounts due. While all debt securities fluctuate inversely with changes in interest rates, the prices of lower-grade securities generally are less sensitive to changes in interest rates and are more sensitive to real or perceived general adverse economic changes or specific issuer developments. A significant increase in market interest rates or general economic developments could severely disrupt the market for such securities and the market values of such securities. Such securities also often experience more volatility in prices than higher-grade securities. Lack of liquidity in a security makes the sale of the security in a timely manner more difficult, at least without price concessions. The market for lower-grade securities may have less available information available, further complicating evaluations and valuations of such securities, and placing more emphasis on the investment adviser's experience, judgment and analysis than other securities.

                                 UNDERSTANDING
                                QUALITY RATINGS

   Securities ratings are based on the issuer's ability to pay interest and repay the principal. Securities with ratings above the bold line in the table are considered "investment grade," while those with ratings below the bold line are regarded as "noninvestment grade," or "junk bonds."

         S&P       MOODY'S       MEANING
-------------------------------------------------------
         AAA       Aaa           Highest quality
........................................................
          AA       Aa            High quality
........................................................
           A       A             Above-average grade
........................................................
         BBB       Baa           Average grade
-------------------------------------------------------
          BB       Ba            Below-average grade
........................................................
           B       B             Marginal grade
........................................................
         CCC       Caa           Poor grade
........................................................
          CC       Ca            Highly speculative
........................................................
           C       C             Lowest grade
........................................................
           D       --            In default
........................................................

For further information regarding investing in lower-grade securities, see the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.

                             STRATEGIC TRANSACTIONS

The Fund may, but is not required to, use various investment Strategic Transactions described below to earn income, to facilitate portfolio management and to seek to mitigate risks. Although the Fund's investment adviser seeks to use these transactions to achieve the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.


The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, equity and fixed-income indices, and other financial instruments; purchase and sell financial futures contracts and options on futures contracts; and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps, or options on currencies or currency futures contracts. Collectively, all of the above are referred to as "Strategic Transactions."

The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of certain securities for investment purposes, protect against changes in currency exchange rates, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instrument. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Fund's investment adviser to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. In addition, amounts paid as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

The Fund complies with applicable regulatory requirements when implementing Strategic Transactions, including the segregation of cash and/or liquid securities on the books of the Fund's custodian, as mandated by SEC rules or SEC staff positions. A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information.

                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Fund may purchase and sell securities on a when-issued and delayed delivery basis. The Fund accrues no income on such securities until the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price. The value or yield generally available on comparable securities when delivery occurs may be higher than the value or yield on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The Fund will engage in when-issued and delayed delivery transactions for the purpose of acquiring securities consistent with the Fund's investment objective and policies and not for the purpose of investment leverage.

The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.

The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the Fund's investment adviser believes the potential for capital appreciation or income has lessened, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions and dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the

Fund's investment adviser considers portfolio changes appropriate.

TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks and in investment grade corporate debt securities. Under normal market conditions, the potential for capital appreciation and current income on these securities will tend to be lower than the potential for capital appreciation and current income on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.

Investment
Advisory Services

 -------------------------------------------------------------------------------


THE ADVISER. Van Kampen Asset Management is the Fund's investment adviser (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that services more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $123 billion under management or supervision as of June 30, 2007. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor"), is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that provides a wide range of investment banking, securities, investment management and wealth management services. The Adviser's principal office is located at 522 Fifth Avenue, New York, New York 10036.


ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

    AVERAGE DAILY NET ASSETS          % PER ANNUM
---------------------------------------------------------
    First $500 million                   0.65%
..........................................................
    Next $500 million                    0.60%
..........................................................
    Over $1 billion                      0.55%
..........................................................


Applying this fee schedule, the Fund's effective advisory fee rate was 0.65% of the Fund's average daily net assets for the Fund's fiscal year ended March 31, 2007. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.


The Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.


Both the 1940 Act and the terms of the Fund's Advisory Agreement require that any investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately. On May 30, 2007, the Board of Trustees, and the independent trustees voting separately, last determined that the terms of the Advisory Agreement are fair and reasonable and approved the continuance of the Advisory Agreement as being in the best interests of the Fund and its shareholders; and a discussion regarding the basis for the Board of Trustees' approval of such Advisory Agreement will be included in the Fund's next Semi-Annual Report issued (for the semi-annual period ended September 30, 2007, which should be available in November 2007).

PORTFOLIO MANAGEMENT. The Fund is managed by members of the Adviser's Sector Funds team. The Sector Funds team consists of portfolio managers. The current member of the team responsible for the day-to-day management of the Fund's portfolio is Mary Jayne Maly, a Managing Director of the Adviser.



Ms. Maly has been associated with the Adviser in an investment management capacity since 1992 and has been managing the Fund since January 2006.



Ms. Maly is the lead manager of the Fund and is responsible for the execution of the overall strategy of the Fund.


The Fund's Statement of Additional Information provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

The composition of the team may change without notice from time to time.

Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL


This Prospectus offers Class I Shares of the Fund. Class I Shares are offered without any sales charges on purchases or sales and without any distribution (12b-1) fee and service fee. Class I Shares are available for purchase exclusively by (i) tax-exempt retirement plans with assets of at least one million dollars (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least one million dollars, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least one million dollars and (v) certain Van Kampen investment companies.


Participants in tax-exempt retirement plans must contact the plan's administrator to purchase shares. For plan administrator contact information, participants should contact their respective employer's human resources department. Participants in fee-based investment programs should contact the program's administrator or their financial adviser to purchase shares. Transactions generally are effected on behalf of a tax-exempt retirement plan participant by the administrator or a custodian, trustee or record keeper for the plan and on behalf of a fee-based investment program participant by their administrator or financial adviser. Institutional clients may purchase shares either directly or through an authorized dealer.

Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and generally has the same rights, except for the differing sales loads, distribution fees, service fees and any related expenses associated with each class of shares, the exclusive voting rights by each class with respect to any distribution plan or service plan for such class of shares, and some classes may have different conversion rights or shareholder servicing options.

                              PRICING FUND SHARES


The offering price of the Fund's shares is based upon the Fund's net asset value per share. The net asset value per share is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m., Eastern time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for Class I Shares is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to Class I Shares, less all liabilities (including accrued expenses) attributable to Class I Shares, by the total number of Class I Shares outstanding.


Such computation is made by using prices as of the close of trading on the Exchange and valuing portfolio securities (i) for which market quotations are readily available at such market quotations (for example, using the last reported sale price for securities listed on a securities exchange or using the mean between the last reported bid and asked prices on unlisted securities) and (ii) for which market quotations are not readily available and any other assets at their fair value as determined in good faith in accordance with procedures established by the Fund's Board of Trustees. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Annual Report.

Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund's net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares. The Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading.

If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund's net asset value was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Fund's Board of Trustees, an effect of which may be to foreclose opportunities available to market timers or short-term traders. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean of the bid price and asked price of such currencies against the U.S. dollar as quoted by a major bank.

                               HOW TO BUY SHARES


The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 522 Fifth Avenue, New York, New York 10036. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). Dealers and brokers are sometimes referred to herein as authorized dealers.



Shares may be purchased on any business day through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser, who will submit orders to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments.


The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated authorized dealers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund's shares. For more information, please see the Fund's Statement of Additional Information and/or contact your authorized dealer.


The offering price for shares is based upon the next determined net asset value per share after an order is received timely by Investor Services, either directly or from authorized dealers, administrators, financial advisers, custodians, trustees or record keepers. Purchases completed through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser may involve additional fees charged by such person. Orders received by Investor Services prior to the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers prior to the close of the Exchange that are properly transmitted to Investor Services by the time designated by Investor Services, are priced based on the date of receipt. Orders received by

Investor Services after the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers after the close of the Exchange or orders received by such persons that are not transmitted to Investor Services until after the time designated by Investor Services, are priced based on the date of the next determined net asset value per share provided they are received timely by Investor Services on such date. It is the responsibility of authorized dealers, administrators, custodians, trustees, record keepers or financial advisers to transmit orders received by them to Investor Services so they will be received in a timely manner.

The Fund and the Distributor reserve the right to reject or limit any order to purchase Fund shares through exchange or otherwise and to close any shareholder account. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds (as defined below) may result in the Fund rejecting or limiting, in the Fund's or the Distributor's discretion, additional purchases and/or exchanges or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. As used herein, "Participating Funds" refers to Van Kampen investment companies advised by the Adviser and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact their authorized dealer, administrator or financial adviser.


To help the government fight the funding of terrorism and money laundering activities, the Fund has implemented an anti-money laundering compliance program and has designated an anti-money laundering compliance officer. As part of the program, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. The Fund and the Distributor reserve the right to not open your account if this information is not provided. If the Fund or the Distributor is unable to verify your identity, the Fund and the Distributor reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after the account is closed (less any applicable redemption fee or exchange fee) or take any other action required by law.


Redemption of Shares

 -------------------------------------------------------------------------------

Generally, shareholders of Class I Shares of the Fund may redeem for cash some or all of their shares without charge by the Fund (other than any applicable redemption fee or exchange fee) at any time. Participants in tax-exempt retirement plans must contact the plan's administrator to redeem shares. For plan administrator contact information, participants should contact their respective employer's human resources department. Participants in fee-based investment programs must contact the program's administrator or their financial adviser to redeem shares. Institutional clients may redeem shares either directly or through an authorized dealer. Plan administrators, custodians, trustees, record keepers or financial advisers may place redemption requests directly with Investor Services or through an authorized dealer following procedures specified by such authorized dealer.

The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within 30 days of purchase. The redemption fee is paid directly to the Fund and is intended to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by such shareholders, thereby reducing the impact on longer-term shareholders of such costs. For purposes of determining whether the redemption fee applies, shares that were held the longest will be redeemed first. For Fund shares acquired by exchange, the holding period prior to the exchange is not considered in determining whether the redemption fee is applied. The redemption fee and exchange fee are not imposed on redemptions and/or exchanges made

(i) through pre-approved asset allocation programs, (ii) on shares received by reinvesting income dividends or capital gain distributions and (iii) by other funds advised by the Adviser or its affiliates.


The redemption fee and exchange fee may not be imposed on transactions that occur through certain omnibus accounts at financial intermediaries. Certain financial intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from the Fund's redemption fee or may impose certain trading restrictions to deter market timing and frequent trading. If you invest in the Fund through a financial intermediary, please read that firm's materials carefully to learn about any other restrictions or fees that may apply.

The redemption price will be the net asset value per share (less any applicable redemption fee or exchange fee) next determined after the receipt by Investor Services of a request in proper form from an administrator, custodian, trustee, record keeper or financial adviser or by the Distributor from an authorized dealer, provided such order is transmitted to Investor Services or the Distributor by the time designated by Investor Services or the Distributor. It is the responsibility of administrators, financial advisers, custodians, trustees, record keepers and authorized dealers to transmit redemption requests received by them to Investor Services or the Distributor so they will be received prior to such time. Redemptions completed through an administrator, custodian, trustee, record keeper, financial adviser or authorized dealer may involve additional fees charged by such person.


Payment for shares redeemed generally will be mailed within seven days after receipt by Investor Services of the redemption request in proper form. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A taxable gain or loss may be recognized by a shareholder upon redemption of shares, including if the redemption proceeds are paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such in-kind securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase.


Upon learning that a shareholder of Class I Shares has ceased his or her participation in the plan or program, the Fund shall convert all Class I Shares held by the shareholder to Class A Shares of the Fund (which are described and offered in a separate prospectus). The failure of a shareholder of a fee-based investment program to satisfy any minimum investment requirement will not constitute a conversion event. Such conversion will be on the basis of the relative net asset values of the shares, without imposition of any sales load, fee or other charge.

Distributions from
the Fund

 -------------------------------------------------------------------------------

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

DIVIDENDS. Dividends from stocks and interest from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Trustees, is to distribute quarterly all, or substantially all, of its net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services

 -------------------------------------------------------------------------------

Participants in tax-exempt retirement plans and fee-based investment programs eligible to purchase the shares of the Fund must contact the administrator or their financial adviser to purchase, redeem or exchange shares. Certain shareholder services may only be available to tax-exempt retirement plan participants through a plan administrator. Participants should contact the appropriate tax-exempt retirement plan administrator for information regarding the administration of participants' investments in the shares.

Frequent Purchases
and Redemptions
of Fund Shares

 -------------------------------------------------------------------------------

Frequent purchases and redemptions of Fund shares by Fund shareholders ("market-timing" or "short-term trading") may present risks for long-term shareholders of the Fund, which may include, among other things, diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of the Fund's portfolio, increasing trading and administrative costs, incurring unwanted taxable gains, and forcing the Fund to hold excess levels of cash.


The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders, and the Fund's Board of Trustees has adopted policies and procedures to deter such frequent purchases and redemptions. The Fund's policies with respect to purchases, redemptions and exchanges of Fund shares are described in the "Fees and Expenses of the Fund," "Purchase of Shares," "Redemption of Shares" and "Shareholder Services" sections of this Prospectus. The Fund's policies with respect to valuing portfolio securities are described in the "Purchase of Shares" section of this Prospectus. Except as described in each of these sections and with respect to omnibus accounts, the Fund's policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment advisers, broker dealers, transfer agents, third party administrators and insurance companies, the Fund
(i) has requested assurance that such intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market timing concerns and has instructed such intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Fund's policies with respect to frequent purchases, exchanges and redemptions of Fund shares. On omnibus accounts at intermediaries, the intermediary generally does not provide specific shareholder transaction information to the Fund on individual shareholder accounts on an ongoing basis. Therefore, to some extent, the Fund relies on the intermediaries to monitor frequent short-term trading by shareholders. As part of the Fund's or the Distributor's agreements with intermediaries, the intermediaries are required to provide certain shareholder identification and transaction information upon the Fund's request. The Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that the Fund will be able to identify or prevent all market-timing activity.


Federal Income Taxation

 -------------------------------------------------------------------------------

Distributions of the Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gain, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder (assuming such shares are held as a capital asset).

Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Current law provides for reduced U.S. federal income tax rates on (i) long-term capital gains received by individuals and (ii) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rates for capital gains generally apply to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and cease to apply for taxable years beginning after December 31, 2010. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2010. Fund shareholders, as well as the Fund itself, must also satisfy certain holding period and other requirements in order for the reduced rate for dividends to apply. Because the Fund intends to invest a portion of its assets in common stocks and preferred stocks, a portion of the ordinary income dividends paid by the Fund should be eligible for the reduced rate applicable to "qualified dividend income." No assurance can be given as to what percentage of the ordinary income dividends paid by the Fund will consist of "qualified dividend income." To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains.

The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers on the sale or exchange of shares is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2010).

Backup withholding rules require the Fund, in certain circumstances, to withhold 28% (through 2010) of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable), or who are otherwise subject to backup withholding.

Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Under current law, the Fund may pay "interest-related dividends" and "short-term capital gain dividends" to its foreign shareholders without having to withhold on such dividends at the 30% rate. The amount of "interest-related dividends" that the Fund may pay each year is limited to the amount of qualified interest income received by the Fund during that year, less the amount of the Fund's expenses properly allocable to such interest income. The amount of "short-term capital gain dividends" that the Fund may pay each year generally is limited to the excess of the Fund's net short-term capital gains over its net long-term capital losses, without any reduction for the Fund's expenses allocable to such gains (with exceptions for certain gains). The exemption from 30% withholding tax for "short-term capital gain dividends" does not apply with respect to foreign shareholders that are present in the United States for more than 182 days during the taxable year. If the Fund's income for a taxable year includes "qualified interest income" or net short-term capital gains, the Fund may designate dividends as "interest-related dividends" or "short-term capital gain dividends" by written notice mailed to its foreign shareholders not later than 60 days after the close of the Fund's taxable year. Foreign shareholders must provide documentation to the Fund certifying their non-United States status. These provisions apply to dividends paid by the Fund with respect to the Fund's taxable years beginning on or after January 1, 2005 and will cease to apply to dividends paid by the Fund with respect to the Fund's taxable years beginning after December 31, 2007. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares of the Fund.


The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, plus any amounts that were not distributed in previous taxable years, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.

The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

Disclosure of
Portfolio Holdings

 -------------------------------------------------------------------------------

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
   - Call your broker
   - WEB SITE
     www.vankampen.com

DEALERS
   - WEB SITE
     www.vankampen.com
   - VAN KAMPEN INVESTMENTS 800-421-5666


VAN KAMPEN UTILITY FUND


522 Fifth Avenue


New York, New York 10036


Investment Adviser
VAN KAMPEN ASSET MANAGEMENT

522 Fifth Avenue


New York, New York 10036


Distributor
VAN KAMPEN FUNDS INC.

522 Fifth Avenue


New York, New York 10036


Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 947
Jersey City, New Jersey 07303-0947
Attn: Van Kampen Utility Fund

Custodian
STATE STREET BANK AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111
Attn: Van Kampen Utility Fund

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

--------------------------------------------------------------------------------
  Van Kampen Utility Fund
  A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

  You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.


  You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling 800.847.2424. Free copies of the Fund's reports and its Statement of Additional Information are available from our web site at www.vankampen.com.


  Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at
  202.551.8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

  This Prospectus is dated

  July 31, 2007


  CLASS I SHARES

  The Fund's Investment Company Act File No. is 811-04805.
--------------------------------------------------------------------------------

                                                         Van Kampen Funds Inc.

                                                  1 Parkview Plaza - Suite 100


                                                                 P.O. Box 5555

                                               Oakbrook Terrace, IL 60181-5555
                                                             www.vankampen.com


                                       Copyright (C)2007 Van Kampen Funds Inc.

                                         All rights reserved. Member NASD/SIPC


                                                               UTLF PRO I 7/07

     (VAN KAMPEN INVESTMENTS LOGO)

                                         MUTUAL FUNDS

                                         Van Kampen
                                         Value Opportunities Fund

                                         ---------------------------------------
                                         This Prospectus is dated

                                         July 31, 2007


                                         CLASS A SHARES
                                         CLASS B SHARES
                                         CLASS C SHARES

                                        Van Kampen Value Opportunities Fund's
                                        investment objective is to seek
                                        capital growth and income. The Fund's
                                        investment adviser seeks to achieve
                                        the Fund's investment objective by
                                        investing primarily in a portfolio of
                                        common stocks and other equity
                                        securities of value companies across
                                        the capitalization spectrum.

                                        Shares of the Fund have not been
                                        approved or disapproved by the
                                        Securities and Exchange Commission
                                        (SEC) or any state regulator, and
                                        neither the SEC nor any state
                                        regulator has passed upon the accuracy
                                        or adequacy of this Prospectus. Any
                                        representation to the contrary is a
                                        criminal offense.
     (VAN KAMPEN INVESTMENTS LOGO)

Table of Contents


Risk/Return Summary.........................................   3
Fees and Expenses of the Fund...............................   6
Investment Objective, Principal Investment Strategies and
Risks.......................................................   7
Investment Advisory Services................................  11
Purchase of Shares..........................................  12
Redemption of Shares........................................  21
Distributions from the Fund.................................  23
Shareholder Services........................................  23
Frequent Purchases and Redemptions of Fund Shares...........  25
Federal Income Taxation.....................................  26
Disclosure of Portfolio Holdings............................  28
Financial Highlights........................................  29


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek capital growth and income.

                        PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of common stocks and other equity securities of value companies across the capitalization spectrum. The Fund emphasizes a value style of investing seeking well-established, undervalued companies believed by the Fund's investment adviser to possess the potential for capital growth and income. Portfolio securities are typically sold when the assessments of the Fund's investment adviser of the capital growth and income potential of such securities materially change. The Fund may invest in companies of any size. The Fund may invest up to 25% of its total assets in securities of foreign issuers. The Fund may invest up to 10% of its total assets in real estate investment trusts ("REITs"). The Fund may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts (collectively, also referred to in this Prospectus as Strategic Transactions), for various portfolio management purposes, including to earn income, to facilitate portfolio management and to mitigate risks.


                           PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. The Fund emphasizes a value style of investing. A value style of investing seeks to emphasize undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value securities are less than returns on other styles of investing or the overall markets. During an overall stock market decline, stock prices of smaller- and medium-sized companies (in which the Fund may invest) often fluctuate more and may fall more than the stock prices of larger-sized companies. Historically, smaller- and medium-sized company stocks have sometimes gone through extended periods when they did not perform as well as stocks of larger-sized companies. In addition, as a result of the Fund's stock selection process, a significant portion of the Fund's assets may be invested in companies within the same industries or sectors of the market. To the extent the Fund focuses its investments in this way, it may be more susceptible to economic, political, regulatory and other occurrences influencing those industries or market sectors.


FOREIGN RISKS. Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues. The Fund may also invest in issuers in developing or emerging market countries, which are subject to greater risks than investments in securities of issuers in developed countries.



RISKS OF INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS"). Investing in REITs makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. In addition, REITs depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs must comply with certain requirements of the federal income tax law to maintain their federal income tax status. Investments in REITs may involve duplication of management fees and certain other expenses.


RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts and options on futures contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Fund's investment objective and principal investment strategies, the Fund may be appropriate for investors who:

- Seek capital growth and income over the long-term

- Can withstand volatility in the value of their shares of the Fund

- Wish to add to their investment portfolio a fund that emphasizes a value style of investing in equity securities

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual return of the Fund's Class A Shares over the five calendar years prior to the date of this Prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the return shown below would have been lower. Remember that past performance of the Fund is not indicative of its future performance.


[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
2002                                                                            -16.43
2003                                                                             37.01
2004                                                                             17.22
2005                                                                              6.83
2006                                                                             15.11


The Fund's return for the six-month period ended June 30, 2007 for Class A Shares was 6.41%. As a result of market activity, current performance may vary from the figures shown.


The annual returns of the Fund's Class B Shares and Class C Shares would have similar variability from year to year as shown in the preceding chart for Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.


During the five-year period shown in the bar chart, the highest quarterly return for Class A Shares was 20.91% (for the quarter ended June 30, 2003) and the lowest quarterly return for Class A Shares was -20.48% (for the quarter ended September 30, 2002).


                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with two broad-based market indices that the Fund's investment adviser believes are appropriate benchmarks for the
Fund: Russell 1000(R)

Value Index* and Standard & Poor's 500(R) Index**. The Fund's performance figures include the maximum sales charges paid by investors. The indices performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the indices. An investment cannot be made directly in the indices.


In addition to before tax returns for each class of shares, the table shows after tax returns for the Fund's Class A Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. The after tax returns for the Fund's Class B Shares and Class C Shares will vary from the Class A Shares' returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after tax return may be higher than the before tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.


Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2006 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance (before and after taxes) of the Fund is not indicative of its future performance.

    AVERAGE ANNUAL
    TOTAL RETURNS
    FOR THE
    PERIODS ENDED                  PAST      PAST        SINCE
    DECEMBER 31, 2006             1 YEAR    5 YEARS   INCEPTION(1)
------------------------------------------------------------------
    Van Kampen Value
    Opportunities Fund -- Class
    A Shares
      Return Before Taxes           8.51%     9.23%       7.33%
      Return After Taxes on
      Distributions                 7.09%     8.47%       6.61%
      Return After Taxes on
      Distributions and Sale of
      Fund Shares                   6.69%     7.82%       6.14%
    Russell 1000(R) Value Index*   22.25%    10.86%       9.01%
    Standard & Poor's 500(R)
    Index**                        15.79%     6.19%       4.60%
.......................................................................
    Van Kampen Value
    Opportunities Fund --
    Class B Shares
      Return Before Taxes           9.24%     9.51%       7.68%
    Russell 1000(R) Value Index*   22.25%    10.86%       9.01%
    Standard & Poor's 500(R)
    Index**                        15.79%     6.19%       4.60%
.......................................................................
    Van Kampen Value
    Opportunities Fund --
    Class C Shares
      Return Before Taxes          13.24%     9.71%       7.68%
    Russell 1000(R) Value Index*   22.25%    10.86%       9.01%
    Standard & Poor's 500(R)
    Index**                        15.79%     6.19%       4.60%
.......................................................................


Return information is provided since: (1) 6/25/01.


 * Russell 1000(R) Value Index measures the performance of those Russell 1000(R) Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index is an index of the 1,000 largest U.S. companies based on total market capitalization.


 ** The Standard & Poor's 500(R) Index is a market-weighted index of 500 widely held common stocks of companies chosen for market size, liquidity and industry group representation.

Fees and Expenses
of the Fund

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                           CLASS A      CLASS B      CLASS C
                           SHARES       SHARES       SHARES
----------------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
----------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of offering
price)                      5.75%(1)      None         None
.................................................................
Maximum deferred sales
charge (load)(as a
percentage of the lesser
of original purchase
price or redemption
proceeds)                    None(2)     5.00%(3)     1.00%(4)
.................................................................
Maximum sales charge
(load) imposed on
reinvested dividends         None         None         None
.................................................................
Redemption fee(5)           2.00%        2.00%        2.00%
.................................................................
Exchange fee(5)             2.00%        2.00%        2.00%
.................................................................
Account Maintenance (Low
Balance) Fee (for
accounts under $750)(6)     $12/yr       $12/yr       $12/yr
.................................................................

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets and are based on expenses incurred during the Fund's fiscal year ended March 31,
2007)
----------------------------------------------------------------
Management fees             0.75%        0.75%        0.75%
.................................................................
Distribution and/or
service (12b-1) fees(7)     0.25%        1.00%(8)     1.00%(8)
.................................................................
Other expenses              0.28%        0.29%        0.29%
.................................................................
Total annual fund
operating expenses          1.28%        2.04%        2.04%
.................................................................


(1) Reduced for purchases of $50,000 and over. See "Purchase of Shares -- Class A Shares."

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within eighteen months of purchase. See "Purchase of Shares -- Class A Shares."

(3) The maximum deferred sales charge is 5.00% in the first year after purchase and declines thereafter as follows:

                         Year 1-5.00%
                         Year 2-4.00%
                         Year 3-3.00%
                         Year 4-2.50%
                         Year 5-1.50%
                         After-None

    See "Purchase of Shares -- Class B Shares."

(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."

(5) The redemption fee and the exchange fee apply to the proceeds of Fund shares that are redeemed or exchanged within seven days of purchase. See "Redemption of Shares" for more information on when the fees apply.


(6) Commencing in November 2007; see "Purchase of Shares -- How to Buy Shares" for a description of the fee, including exceptions.



(7) Class A Shares are subject to a combined annual distribution and service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."



(8) While Class B Shares and Class C Shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 and service fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A Shares.


Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         ONE       THREE       FIVE        TEN
                         YEAR      YEARS      YEARS       YEARS
--------------------------------------------------------------------
Class A Shares           $698      $958       $1,237      $2,031
.....................................................................
Class B Shares           $707      $940       $1,248      $2,174*
.....................................................................
Class C Shares           $307      $640       $1,098      $2,369
.....................................................................

You would pay the following expenses if you did not redeem your shares:


                         ONE       THREE       FIVE        TEN
                         YEAR      YEARS      YEARS       YEARS
--------------------------------------------------------------------
Class A Shares           $698      $958       $1,237      $2,031
.....................................................................
Class B Shares           $207      $640       $1,098      $2,174*
.....................................................................
Class C Shares           $207      $640       $1,098      $2,369
.....................................................................


* Based on conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased.

Investment Objective,
Principal Investment Strategies and Risks

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek capital growth and income. The Fund's investment objective may be changed by the Fund's Board of Trustees without shareholder approval, but no change is anticipated. If the Fund's investment objective changes, the Fund will notify shareholders and shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.

                   PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of common stocks and other equity securities of value companies across the capitalization spectrum. The Fund emphasizes a value style of investing seeking well-established, undervalued companies. The Fund's investment adviser generally seeks to identify companies that are undervalued and have identifiable factors that might lead to improved valuations. This catalyst could come from within the company in the form of new management, operational enhancements, restructuring or reorganization. It could also be an external factor, such as an improvement in industry conditions or a regulatory change. The Fund's style presents the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market.

The Fund may invest in unseasoned issuers or in securities involving special circumstances, such as initial public offerings, companies with new management or management reliant upon one or a few key people, special products and techniques, limited or cyclical product lines, services, markets or resources or unusual developments, such as acquisitions, mergers, liquidations, bankruptcies or leveraged buyouts. Investments in unseasoned companies or companies with special circumstances often involve much greater risks than are inherent in other types of investments and securities of such companies may be more likely to experience unexpected fluctuations in price. In addition, investments made in anticipation of future events may, if the events are delayed or never achieved, cause stock prices to fall.

The Fund may invest in companies of any size. To the extent the Fund invests in securities of smaller- and medium-sized companies, the Fund will be subject to the risks of such securities, including being subject to more abrupt or erratic market movements of such securities compared to securities of larger-sized companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger-sized companies. From time to time, under various market conditions, the Fund may favor one market capitalization over another.

The Fund may dispose of a security whenever, in the opinion of the Fund's investment adviser, factors indicate it is desirable to do so. Such factors include changes in the company's operations or relative market performance, changes in the market trends or other factors affecting an individual security, changes in economic or market factors in general or with respect to a particular industry, and other circumstances bearing on the desirability of a given investment. In addition, if an individual stock position appreciates to a point where it begins to account for a larger percentage of the Fund's assets, the Fund's investment adviser may sell a portion of the position held.

The Fund invests primarily in common stocks and also may invest in other equity securities, including preferred stocks, convertible securities and rights and warrants to purchase common or preferred stock.

COMMON STOCKS. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

PREFERRED STOCK. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.


REITS. The Fund may invest up to 10% of its total assets in REITs. REITs pool investors' funds for investment primarily in commercial real estate properties or real-estate related loans. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of the REIT's value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code. In addition, investments in REITs may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by REITs in which it invests.

                             RISKS OF INVESTING IN
                         SECURITIES OF FOREIGN ISSUERS

The Fund may invest up to 25% of its total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.

The Fund may invest in securities of issuers determined by the investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.

Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Fund may be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.

The Fund may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

                             STRATEGIC TRANSACTIONS

The Fund may, but is not required to, use various investment Strategic Transactions, including options, futures contracts and options on futures contracts, in several different ways depending upon the status of the Fund's investments and the expectations of the Fund's investment adviser concerning the securities or currency markets. Although the Fund's investment adviser seeks to use these transactions to achieve the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.

In times of stable or rising securities prices, the Fund generally seeks to be fully invested. Even when the Fund is fully invested, however, prudent management requires that at least a small portion of assets be available as cash to honor redemption requests and for other short-term needs. The Fund may also have cash on hand that has not yet been invested. The portion of the Fund's assets that is invested in cash or cash equivalents does not fluctuate with overall market prices, so that, in times of rising market prices, the Fund may underperform the market in proportion to the amount of cash or cash equivalents in its portfolio. By purchasing index options or futures contracts, however, the Fund can compensate for the cash portion of its assets.

The Fund can engage in options transactions on securities (or stock index options or options on futures contracts) to attempt to manage the Fund's risk in advancing or declining markets. For example, the value of a put option generally increases as the value of the underlying security declines. Value is protected against a market decline to the degree the performance of the put correlates with the performance of the Fund's investment portfolio. If the market remains stable or advances, the Fund is not obligated to exercise the put and its portfolio will participate in the advance, having incurred only the premium cost for the put.

The Fund may purchase and sell listed and over-the-counter options ("OTC Options"). OTC Options are subject to certain additional risks including default by the other party to the transaction and the liquidity of the transactions.

The Fund may use futures contracts in many ways. For example, if the Fund's investment adviser forecasts a market decline, the Fund may seek to reduce its exposure to the securities markets by increasing its cash position. By selling stock index futures contracts instead of portfolio securities, a similar result can be achieved to the extent that the performance of the futures contracts correlates to the performance of the Fund's portfolio securities. Sales of futures contracts frequently may be accomplished more rapidly and at less cost than the actual sale of securities. Once the desired hedged position has been reached, the Fund could then liquidate securities in a more deliberate manner.

In certain cases, the options and futures contracts markets provide investment or risk management opportunities that are not available from direct investments in underlying securities. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the options and futures contracts markets rather than purchasing or selling portfolio securities. However, such transactions involve risks different from those involved with direct investments in underlying securities. For example, there may be an imperfect correlation between the value of the instruments and the underlying assets. In addition, the use of these transactions includes the risks of default by the other party to certain transactions. The Fund may incur losses in using these transactions that partially or completely offset gains in portfolio positions. These transactions may not be liquid and may involve manager risk. In addition, such transactions may involve commissions and other costs, which may increase the Fund's expenses and reduce its return.

The Fund complies with applicable regulatory requirements when implementing Strategic Transactions, including the segregation of cash and/or liquid securities on the books of the Fund's custodian, as mandated by SEC rules or SEC staff positions. A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.

                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.

The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, or when the Fund's investment adviser believes the potential for capital growth and income has lessened, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions and dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate. The Fund's portfolio turnover rate is reported in the section entitled "Financial Highlights."

TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of banks, and repurchase agreements. Under normal market conditions, the potential for capital growth and income on these securities will tend to be lower than the potential for capital growth and income on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.

Investment
Advisory Services

 -------------------------------------------------------------------------------


THE ADVISER. Van Kampen Asset Management is the Fund's investment adviser (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that services more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $123 billion under management or supervision as of June 30, 2007. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor"), is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that provides a wide range of investment banking, securities, investment management and wealth management services. The Adviser's principal office is located at 522 Fifth Avenue, New York, New York 10036.


ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $500 million           0.75%
...................................................
    Next $500 million            0.70%
...................................................
    Over $1 billion              0.65%
...................................................


Applying this fee schedule, the Fund's effective advisory fee rate was 0.75% of the Fund's average daily net assets for the Fund's fiscal year ended March 31, 2007. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.


The Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the

Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.


Both the 1940 Act and the terms of the Fund's Advisory Agreement require that any investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately. On May 30, 2007, the Board of Trustees, and the independent trustees voting separately, last determined that the terms of the Advisory Agreement are fair and reasonable and approved the continuance of the Advisory Agreement as being in the best interests of the Fund and its shareholders; and a discussion regarding the basis for the Board of Trustees' approval of such Advisory Agreement will be included in the Fund's next Semi-Annual Report issued (for the semi-annual period ended September 30, 2007, which will be available in November 2007).



PORTFOLIO MANAGEMENT. The Fund is managed by members of the Adviser's Multi-Cap Value team. The Multi-Cap Value team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund's portfolio are B. Robert Baker, Jr., Jason S. Leder and Kevin C. Holt, each a Managing Director of the Adviser and Devin E. Armstrong and James N. Warwick, each a Vice President of the Adviser.



Mr. Baker has been associated with the Adviser in an investment capacity since 1991 and has been managing the Fund since 2001. Mr. Leder has been associated with the Adviser in an investment capacity since 1995 and has been managing the Fund since 2001. Mr. Holt has been associated with the Adviser in an investment capacity since 1999 and has been managing the Fund since 2001. Mr. Armstrong has been associated with the Adviser in a research capacity since August 2004 and has been managing the Fund since July 2007. Prior to August 2004, Mr. Armstrong was attending Columbia Business School (August 2002-May 2004) and prior to that, he was a research associate at William Blair & Company. Mr. Warwick has been associated with the Adviser in an investment management capacity since May 2002 and has been managing the Fund since July 2007.



Mr. Leder is the lead manager of the Fund and Messrs. Baker, Holt, Armstrong and Warwick are co-portfolio managers. Each team member is responsible for specific sectors. All team members are responsible for the day-to-day management of the Fund and Messrs. Baker and Leder are responsible for the execution of the overall strategy of the Fund.


The Fund's Statement of Additional Information provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

The composition of the team may change without notice from time to time.

Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL

This Prospectus offers three classes of shares of the Fund, designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares. As described more fully below, each class of shares offers a distinct structure of sales charges, distribution and service fees and other features that are designed to address a variety of needs.

Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.

                              PRICING FUND SHARES

The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). Differences in net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be due to the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.

The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m., Eastern time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding.

Such computation is made by using prices as of the close of trading on the Exchange and valuing portfolio securities (i) for which market quotations are readily available at such market quotations (for example, using the last reported sale price for securities listed on a securities exchange or using the mean between the last reported bid and asked prices on unlisted securities) and
(ii) for which market quotations are not readily available and any other assets at their fair value as determined in good faith in accordance with procedures established by the Fund's Board of Trustees. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Annual Report.

Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund's net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares. The Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading.

If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund's net asset value was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Fund's Board of Trustees, an effect of which may be to foreclose opportunities available to market timers or short-term traders. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean of the bid price and asked price of such currencies against the U.S. dollar as quoted by a major bank.

                       DISTRIBUTION PLAN AND SERVICE PLAN

The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund also has adopted a service plan (the "Service Plan") with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.

The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the NASD. The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares.

To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.

                               HOW TO BUY SHARES


The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 522 Fifth Avenue, New York, New York 10036. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). Dealers and brokers are sometimes referred to herein as authorized dealers.


Shares may be purchased on any business day by completing the account application form and forwarding it, directly or through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.

The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated authorized dealers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund's shares. For more information, please see the Fund's Statement of Additional Information and/or contact your authorized dealer.


The offering price for shares is based upon the next determined net asset value per share (plus sales charges, where applicable) after an order is received timely by Investor Services, either directly or from authorized dealers, administrators, financial advisers, custodians, trustees or record keepers. Purchases completed through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser may involve additional fees charged by such person. Orders received by Investor Services prior to the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers prior to the close of the Exchange that are properly transmitted to Investor Services by the time designated by Investor Services, are priced based on the date of receipt. Orders received by Investor Services after the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers after the close of the

Exchange or orders received by such persons that are not transmitted to Investor Services until after the time designated by Investor Services, are priced based on the date of the next determined net asset value per share provided they are received timely by Investor Services on such date. It is the responsibility of authorized dealers, administrators, custodians, trustees, record keepers or financial advisers to transmit orders received by them to Investor Services so they will be received in a timely manner.

The Fund and the Distributor reserve the right to reject or limit any order to purchase Fund shares through exchange or otherwise and to close any shareholder account. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds (as defined below) may result in the Fund rejecting or limiting, in the Fund's or the Distributor's discretion, additional purchases and/or exchanges or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. As used herein, "Participating Funds" refers to Van Kampen investment companies advised by the Adviser and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by visiting our web site at www.vankampen.com, by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 947, Jersey City, New Jersey 07303-0947, or by telephone at (800) 847-2424.


Except as described below, the minimum initial investment amount when establishing a new account with the Fund is $1,000 for each class of shares for regular accounts; $500 for each class of shares for retirement accounts; and $50 for each class of shares for accounts participating in a systematic investment program. The minimum subsequent investment is $50 for each class of shares and all account types, except as described below. The Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has a balance of less than $500. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase (subject to any applicable sales charges) the number of additional shares needed to bring the account value to $500.



The minimum initial and subsequent investment requirements are not applicable to
(i) certain omnibus accounts at financial intermediaries, (ii) employer sponsored retirement plan accounts or pre-approved asset allocation plan accounts and (iii) qualified state tuition plan (529 plan) accounts. In addition, the minimum initial and subsequent investment requirements are not applicable to transactions conducted in any type of account resulting from (i) dividend reinvestment and dividend diversification, (ii) systematic exchange plans, (iii) unit investment trust dividend reinvestments, (iv) conversions of Class B Shares to Class A Shares, and (v) transfers between certain types of accounts, transfers from other custodians and/or transfers of ownership.



Effective November 2007, a low balance fee of $12 per year will be deducted in November of each year from all accounts with a value less than $750. This fee will be payable to the transfer agent and will be used by the transfer agent to offset amounts that would otherwise be payable by the Fund to the transfer agent under the transfer agency agreement. The low balance fee is not applicable to
(i) certain omnibus accounts at financial intermediaries, (ii) fund of funds accounts, (iii) qualified state tuition plan (529 plan) accounts, (iv) accounts participating in a systematic investment plan that have been in existence for less than 12 months, (v) accounts participating in a systematic exchange plan,
(vi) accounts participating in a unit investment trust dividend reinvestment plan that have been in existence for less than 12 months and (vii) certain accounts established through a broker for which the transfer agent does not have discretion to initiate transactions.



To help the government fight the funding of terrorism and money laundering activities, the Fund has implemented an anti-money laundering compliance program and has designated an anti-money laundering compliance officer. As part of the program, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. The Fund and the Distributor reserve the right to not open your account if this information is not provided. If the Fund or the Distributor is unable to verify your identity, the Fund and the Distributor reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after the account is closed (minus any applicable sales or other charges) or take any other action required by law.


                                 CLASS A SHARES

Class A Shares of the Fund are sold at the offering price, which is net asset value plus an initial maximum sales charge of up to 5.75% (or 6.10% of the net amount invested), reduced on investments of $50,000 or more as follows:

                                 CLASS A SHARES
                             SALES CHARGE SCHEDULE*

                                    AS % OF        AS % OF
    SIZE OF                         OFFERING      NET AMOUNT
    INVESTMENT                       PRICE         INVESTED
----------------------------------------------------------------
    Less than $50,000                5.75%          6.10%
.................................................................
    $50,000 but less than
    $100,000                         4.75%          4.99%
.................................................................
    $100,000 but less than
    $250,000                         3.75%          3.90%
.................................................................
    $250,000 but less than
    $500,000                         2.75%          2.83%
.................................................................
    $500,000 but less than
    $1,000,000                       2.00%          2.04%
.................................................................
    $1,000,000 or more                 **             **
.................................................................

 * The actual sales charge that may be paid by an investor may differ slightly from the sales charge shown above due to rounding that occurs in the calculation of the offering price and in the number of shares purchased.


** No sales charge is payable at the time of purchase on investments in Class A
   Shares of $1 million or more, although such Class A Shares purchased without a sales charge may be subject to a contingent deferred sales charge of 1.00% on certain redemptions made within eighteen months of purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate the historical cost of their shares, as the Fund and authorized dealers may not retain this information.


No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.

                       CLASS A SHARES QUANTITY DISCOUNTS


Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. A person eligible for a reduced sales charge includes an individual, his or her spouse or equivalent, and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.


Investors must notify the Fund or their authorized dealer at the time of the purchase order whenever a quantity discount is applicable to purchases and may be required to provide the Fund, or their authorized dealer, with certain information or records to verify eligibility for a quantity discount. Such information or records may include account statements or other records for shares of the Fund or other Participating Funds in all accounts (e.g., retirement accounts) of the investor and other eligible persons, as described above, which may include accounts held at the Fund or at other authorized dealers. Upon such notification, an investor will pay the lowest applicable sales charge. Shareholders should retain any records necessary to substantiate the purchase price of the shares, as the Fund and authorized dealers may not retain this information.

Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact the Fund, their authorized dealer or the Distributor.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.


LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the current offering price of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charge previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.


                                 CLASS A SHARES
                               PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of Van Kampen unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value without a sales charge. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor. The Fund reserves the right to modify or terminate this program at any time.

NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value without a sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

 (1) Current or retired trustees or directors of funds advised by Morgan Stanley and any of its subsidiaries and such persons' families and their beneficial accounts.

 (2) Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.


 (3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses or equivalent and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

 (4) Banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) that have entered into an agreement with the Distributor or one of its affiliates, purchasing shares on behalf of clients participating in a fund supermarket, wrap program, asset allocation program, or other program in which the clients pay an asset-based fee (which may be subject to a minimum flat fee) for: advisory or financial planning services, executing transactions in Participating Fund shares, or for otherwise participating in the program.

 (5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

 (6) Retirement plans funded by the rollovers of assets of Participating Funds from an employer-sponsored retirement plan and established exclusively for the benefit of an individual (specifically including, but not limited to, a Traditional IRA, Roth IRA, SIMPLE IRA, Solo 401(k) Money Purchase or Profit Sharing plan) if:

      (i) the account being funded by such rollover is to be maintained by the same trustee, custodian or administrator that maintained the plan from which the rollover funding such rollover originated, or an affiliate thereof; and

     (ii) the dealer of record with respect to the account being funded by such rollover is the same as the dealer of record with respect to the plan from which the rollover funding such rollover originated, or an affiliate thereof.

 (7) Trusts created under pension, profit sharing or other employee benefit plans (including qualified and non-qualified deferred compensation plans), provided that (a) the total plan assets are at least $1 million or (b) the plan has more than 100 eligible employees. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million.

 (8) Clients of authorized dealers purchasing shares in fixed or flat fee (rather than transaction based fee) brokerage accounts.


 (9) Certain qualified state tuition plans qualifying pursuant to Section 529 of the Code that are approved by the Fund's Distributor.


(10) Unit investment trusts sponsored by the Distributor or its affiliates.


The term "families" includes a person's spouse or equivalent, children and grandchildren under 21 years of age, parents and the parents of the person's spouse or equivalent.


Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, financial planner, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

Eligible purchasers of Class A Shares may also be entitled to reduced or no initial sales charges through certain purchase programs offered by the Fund. For more information, see "Other Purchase Programs" herein.

                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the following table:

                                 CLASS B SHARES
                             SALES CHARGE SCHEDULE

                         CONTINGENT DEFERRED
                            SALES CHARGE
                         AS A PERCENTAGE OF
                            DOLLAR AMOUNT
    YEAR SINCE PURCHASE   SUBJECT TO CHARGE
-----------------------------------------------------
    First                       5.00%
......................................................
    Second                      4.00%
......................................................
    Third                       3.00%
......................................................
    Fourth                      2.50%
......................................................
    Fifth                       1.50%
......................................................
    Sixth and After              None
......................................................

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate the historical cost of their shares, as the Fund and authorized dealers may not retain this information. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund generally will not accept a purchase order for Class B Shares in the amount of $100,000 or more.

The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of each purchase of Class B Shares until the time of redemption of such shares.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.


Eligible purchasers of Class B Shares may also be entitled to reduced or no contingent deferred sales charges through certain purchase programs offered by the Fund. For more information, see "Other Purchase Programs" herein.



CONVERSION FEATURE. Class B Shares, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from a Participating Fund is determined by reference to the Participating Fund from which such share was originally purchased.



The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.


                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares

(which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate the historical cost of their shares, as the Fund and authorized dealers may not retain this information. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.

Eligible purchasers of Class C Shares may also be entitled to reduced or no contingent deferred sales charges through certain purchase programs offered by the Fund. For more information, see "Other Purchase Programs" herein.


                              WAIVER OF CONTINGENT
                             DEFERRED SALES CHARGE



The contingent deferred sales charge is waived on redemptions of Class A Shares, Class B Shares and Class C Shares purchased subject to a contingent deferred sales charge (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the amount of the shareholder's investment at the time the plan is established, (iv) if no commission or transaction fee is paid by the Distributor to authorized dealers at the time of purchase of such shares or (v) if made by the Fund's involuntary liquidation of a shareholder's account as described herein. With respect to Class B Shares and Class C Shares, waiver category (iv) above is only applicable with respect to shares sold through certain 401(k) plans. Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption, provided that shares of the Fund are available for sale at the time of reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the Statement of Additional Information or contact your authorized dealer.


                            OTHER PURCHASE PROGRAMS

EXCHANGE PRIVILEGE. Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. For more information regarding the exchange privilege, see the section of this Prospectus entitled "Shareholder Services -- Exchange privilege."


REINSTATEMENT PRIVILEGE. A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of any Participating Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of any Participating Fund with credit given for any contingent deferred sales charge paid on the amount of shares reinstated from such redemption, provided that such shareholder has not previously exercised this reinstatement privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the contingent deferred sales charge applicable to Class C Shares to subsequent redemptions. Reinstatements are made at the net asset value per share (without a sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Participating Fund into which shareholders desire to reinstate their net proceeds of a redemption of shares of the Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in eligible retirement plans for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Participating Fund are available for sale. Shareholders must notify the Distributor or their authorized dealer of their eligibility to participate in the reinstatement privilege and may be required to provide documentation to the Participating Fund.



DIVIDEND DIVERSIFICATION. A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 847-2424, to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any of the Participating Funds so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested. Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.


AVAILABILITY OF INFORMATION. Clear and prominent information regarding sales charges of the Fund and the applicability and availability of discounts from sales charges is available free of charge through our web site at www.vankampen.com, which provides links to the Prospectus and Statement of Additional Information containing the relevant information.

Redemption of Shares

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Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than any applicable sales charge, redemption fee or exchange fee) at any time.

As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer, custodian, trustee or record keeper of a retirement plan account may involve additional fees charged by such person.

The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee is paid directly to the Fund and is intended to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by such shareholders, thereby reducing the impact on longer-term shareholders of such costs. For purposes of determining whether the redemption fee applies, shares that were held the longest will be redeemed first. For Fund shares acquired by exchange, the holding period prior to the exchange is not considered in determining whether the redemption fee is applied. The redemption fee and exchange fee are not imposed on redemptions and/or exchanges made (i) through systematic withdrawal or exchange plans, (ii) through pre-approved asset allocation programs, (iii) by other funds advised by the Adviser or its affiliates, (iv) on shares received by reinvesting income dividends or capital gain distributions and (v) through check writing (with respect to certain fixed-income funds).

The redemption fee and exchange fee may not be imposed on transactions that occur through certain omnibus accounts at financial intermediaries. Certain financial intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from the Fund's redemption fee or may impose certain trading restrictions to deter market timing and frequent trading. If you invest in the Fund through a financial intermediary, please read that firm's materials carefully to learn about any other restrictions or fees that may apply.


Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A taxable gain or loss may be recognized by a shareholder upon redemption of shares, including if the redemption proceeds are paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such in-kind securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase.



WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 947, Jersey City, New Jersey 07303-0947. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name, the class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, a registered securities association or a clearing agency; a savings and loan association; or a federal savings bank.


Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer and must accompany a written redemption request. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.

AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor by the time designated by the Distributor. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.

TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 847-2424 to establish the privilege, or may visit our web site at www.vankampen.com to download an Account Services form, which may be completed to establish the privilege. Shares may be redeemed by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures previously described. Requests received by Investor Services prior to the close of the Exchange, generally 4:00 p.m., Eastern time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check or by Automated Clearing House and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account for this account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.

Distributions from the Fund

 -------------------------------------------------------------------------------

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

DIVIDENDS. Dividends from stocks and interest from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Trustees, is to distribute at least annually all, or substantially all, of its net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services

 -------------------------------------------------------------------------------

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.

INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet (restrictions apply to certain account and transaction types). Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without a sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by visiting our web site at www.vankampen.com, by writing to Investor Services or by telephone by calling (800) 847-2424. The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.


AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.

EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor or by visiting our web site at www.vankampen.com.

Shares of the Fund will be assessed an exchange fee of 2% on the proceeds of the exchanged shares held for less than seven days. See "Redemption of Shares" above for more information about when the exchange fee will apply.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.

A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by calling (800) 847-2424, our automated telephone system (which is generally accessible 24 hours a day, seven days a week), or by visiting our web site at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.

The Fund and the Distributor reserve the right to reject or limit any order to purchase Fund shares through exchange or otherwise and to close any shareholder account. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund rejecting or limiting, in the Fund's or the Distributor's discretion, additional purchases and/or exchanges or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment to this exchange privilege.

For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged shares and on any shares previously exchanged for such shares or for any of their predecessors shall be included. If the exchanged shares were acquired through reinvestment, those shares are deemed to have been sold with a sales charge rate equal to the rate previously paid on the shares on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's shares, the shares upon which the highest sales charge rate was previously paid are deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

Frequent Purchases and Redemptions of Fund Shares

 -------------------------------------------------------------------------------

Frequent purchases and redemptions of Fund shares by Fund shareholders ("market-timing" or "short-term trading") may present risks for long-term shareholders of the Fund, which may include, among other things, diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of the Fund's portfolio, increasing trading and administrative costs, incurring unwanted taxable gains, and forcing the Fund to hold excess levels of cash.

The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders, and the Fund's Board of Trustees has adopted policies and procedures to deter such frequent purchases and redemptions. The Fund's policies with respect to purchases, redemptions and exchanges of Fund shares are described in the "Fees and Expenses of the Fund," "Purchase of Shares," "Redemption of Shares" and "Shareholder Services --
 Exchange privilege" sections of this Prospectus. The

Fund's policies with respect to valuing portfolio securities are described in the "Purchase of Shares" section of this Prospectus. Except as described in each of these sections and with respect to omnibus accounts, the Fund's policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment advisers, broker dealers, transfer agents, third party administrators and insurance companies, the Fund (i) has requested assurance that such intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market timing concerns and has instructed such intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Fund's policies with respect to frequent purchases, exchanges and redemptions of Fund shares. On omnibus accounts at intermediaries, the intermediary generally does not provide specific shareholder transaction information to the Fund on individual shareholder accounts on an ongoing basis. Therefore, to some extent, the Fund relies on the intermediaries to monitor frequent short-term trading by shareholders. As part of the Fund's or the Distributor's agreements with intermediaries, the intermediaries are required to provide certain shareholder identification and transaction information upon the Fund's request. The Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that the Fund will be able to identify or prevent all market-timing activity.


Federal Income Taxation

 -------------------------------------------------------------------------------

Distributions of the Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gain, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder (assuming such shares are held as a capital asset).

Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.


Current law provides for reduced U.S. federal income tax rates on (i) long-term capital gains received by individuals and (ii) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rates for capital gains generally apply to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and cease to apply for taxable years beginning after December 31, 2010. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2010. Fund shareholders, as well as the Fund itself, must also satisfy certain holding period and other requirements in order for the reduced rate for dividends to apply. Because the Fund intends to invest primarily in common stocks and other equity securities, a portion of the ordinary income dividends paid by the Fund should be eligible for the reduced rate applicable to "qualified dividend income." No assurance can be given as to what percentage of the ordinary income dividends paid by the Fund will consist of "qualified dividend income." To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains.

The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers on the sale or exchange of shares is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2010).

Backup withholding rules require the Fund, in certain circumstances, to withhold 28% (through 2010) of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable), or who are otherwise subject to backup withholding.


Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Under current law, the Fund may pay "interest-related dividends" and "short-term capital gain dividends" to its foreign shareholders without having to withhold on such dividends at the 30% rate. The amount of "interest-related dividends" that the Fund may pay each year is limited to the amount of qualified interest income received by the Fund during that year, less the amount of the Fund's expenses properly allocable to such interest income. The amount of "short-term capital gain dividends" that the Fund may pay each year generally is limited to the excess of the Fund's net short-term capital gains over its net long-term capital losses, without any reduction for the Fund's expenses allocable to such gains (with exceptions for certain gains). The exemption from 30% withholding tax for "short-term capital gain dividends" does not apply with respect to foreign shareholders that are present in the United States for more than 182 days during the taxable year. If the Fund's income for a taxable year includes "qualified interest income" or net short-term capital gains, the Fund may designate dividends as "interest-related dividends" or "short-term capital gain dividends" by written notice mailed to its foreign shareholders not later than 60 days after the close of the Fund's taxable year. These provisions apply to dividends paid by the Fund with respect to the Fund's taxable years beginning on or after January 1, 2005 and will cease to apply to dividends paid by the Fund with respect to the Fund's taxable years beginning after December 31, 2007.



The Fund may be required to withhold U.S. withholding tax at a rate of 35% from certain distributions to its foreign shareholders that are attributable to dispositions of United States real property interests. Specifically, if the Fund distributes amounts constituting capital gain attributable to the sale or disposition (either by the Fund or by a REIT in which the Fund invests) of a United States real property interest (for example, stock of a REIT or stock of a corporation that invests significantly in real property located in the United States), the Fund may be required to withhold 35% of such distributions. Foreign shareholders who receive such distributions may also be required to pay tax on such distributions at regular graduated rates applicable to United States persons and file a non-resident U.S. federal income tax return. See the Statement of Additional Information for a more detailed discussion.



Foreign shareholders must provide documentation to the Fund certifying their non-United States status. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares of the Fund.


The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, plus any amounts that were not distributed in previous taxable years, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.

The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

Disclosure of Portfolio Holdings

 -------------------------------------------------------------------------------

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.

    Financial Highlights

     ---------------------------------------------------------------------------

    The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including payment of the maximum sales charge or taxes on Fund distributions or redemptions). The information has been audited by Ernst & Young LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's most recent financial statements, may be obtained without charge from our web site at www.vankampen.com or by calling the telephone number on the back cover of this Prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Fund's Annual Report.

                                                                  CLASS A SHARES
                                                               YEAR ENDED MARCH 31,
                                               2007      2006      2005        2004         2003
      ----------------------------------------------------------------------------------------------
      Net Asset Value, Beginning of the
       Period...............................  $12.45    $12.24    $11.02       $7.46        $10.06
                                              ------    ------    ------      ------       -------
       Net Investment Income(a).............     .13       .10       .06         .06           .05
       Net Realized and Unrealized
         Gain/Loss..........................    1.47      1.22      1.38        3.54         (2.57)
                                              ------    ------    ------      ------       -------
      Total from Investment Operations......    1.60      1.32      1.44        3.60         (2.52)
                                              ------    ------    ------      ------       -------
      Less:
         Distributions from Net Investment
       Income...............................     .13       .07       .03         .04           .03
         Distributions from Net Realized
       Gain.................................     .81      1.04       .19         -0-           .05
                                              ------    ------    ------      ------       -------
      Total Distributions...................     .94      1.11       .22         .04           .08
                                              ------    ------    ------      ------       -------
      Net Asset Value, End of the Period....  $13.11    $12.45    $12.24      $11.02         $7.46
                                              ======    ======    ======      ======       =======

      Total Return*.........................  13.02%(b) 11.11%(b) 13.12%(b)   48.29%(b)    -25.09%(b)
      Net Assets at End of the Period (In
       millions)............................  $206.3    $171.7    $105.8       $52.4          $7.4
      Ratio of Expenses to Average Net
       Assets*(e)...........................   1.28%     1.38%     1.41%       1.45%         1.46%
      Ratio of Net Investment Income to
       Average Net Assets*..................   1.05%      .80%      .55%        .57%          .67%
      Portfolio Turnover....................     60%       56%       46%         61%           70%
       *If certain expenses had not been
        voluntarily assumed by the Adviser,
        total return would have been lower
        and the ratios would have been as
        follows:
      Ratio of Expenses to Average Net
       Assets(e)............................     N/A       N/A       N/A       1.71%         2.11%
      Ratio of Net Investment Income/Loss to
       Average Net Assets...................     N/A       N/A       N/A        .31%          .02%

                                                                  CLASS B SHARES
                                                               YEAR ENDED MARCH 31,
                                               2007      2006      2005        2004         2003
      --------------------------------------  ------------------------------------------------------
      Net Asset Value, Beginning of the
       Period...............................  $12.22    $12.07    $10.92       $7.41        $10.05
                                              ------    ------    ------      ------       -------
       Net Investment Income(a).............     .04       .01      (.02)       (.02)         (.01)
       Net Realized and Unrealized
         Gain/Loss..........................    1.44      1.18      1.36        3.53         (2.58)
                                              ------    ------    ------      ------       -------
      Total from Investment Operations......    1.48      1.19      1.34        3.51         (2.59)
                                              ------    ------    ------      ------       -------
      Less:
         Distributions from Net Investment
       Income...............................     .04       -0-       -0-         -0-           -0-
         Distributions from Net Realized
       Gain.................................     .81      1.04       .19         -0-           .05
                                              ------    ------    ------      ------       -------
      Total Distributions...................     .85      1.04       .19         -0-           .05
                                              ------    ------    ------      ------       -------
      Net Asset Value, End of the Period....  $12.85    $12.22    $12.07      $10.92         $7.41
                                              ======    ======    ======      ======       =======
      Total Return*.........................  12.24%(c) 10.18%(c) 12.30%(c)   47.37%(c)    -25.75%(c)
      Net Assets at End of the Period (In
       millions)............................   $34.4     $35.5     $34.5       $24.2         $13.6
      Ratio of Expenses to Average Net
       Assets*(e)...........................   2.04%     2.13%     2.17%       2.20%         2.21%
      Ratio of Net Investment Income to
       Average Net Assets*..................    .30%      .05%     (.21%)      (.25%)        (.09%)
      Portfolio Turnover....................     60%       56%       46%         61%           70%
       *If certain expenses had not been
        voluntarily assumed by the Adviser,
        total return would have been lower
        and the ratios would have been as
        follows:
      Ratio of Expenses to Average Net
       Assets(e)............................     N/A       N/A       N/A       2.46%         2.86%
      Ratio of Net Investment Income/Loss to
       Average Net Assets...................     N/A       N/A       N/A       (.51%)        (.74%)

                                                                  CLASS C SHARES
                                                               YEAR ENDED MARCH 31,
                                               2007      2006      2005        2004         2003
      --------------------------------------  ------------------------------------------------------
      Net Asset Value, Beginning of the
       Period...............................  $12.22    $12.07    $10.92       $7.41        $10.05
                                              ------    ------    ------      ------       -------
       Net Investment Income(a).............     .04       .01      (.02)       (.02)          -0-
       Net Realized and Unrealized
         Gain/Loss..........................    1.44      1.18      1.36        3.53         (2.59)
                                              ------    ------    ------      ------       -------
      Total from Investment Operations......    1.48      1.19      1.34        3.51         (2.59)
                                              ------    ------    ------      ------       -------
      Less:
         Distributions from Net Investment
       Income...............................     .03       -0-       -0-         -0-           -0-
         Distributions from Net Realized
       Gain.................................     .81      1.04       .19         -0-           .05
                                              ------    ------    ------      ------       -------
      Total Distributions...................     .84      1.04       .19         -0-           .05
                                              ------    ------    ------      ------       -------
      Net Asset Value, End of the Period....  $12.86    $12.22    $12.07      $10.92         $7.41
                                              ======    ======    ======      ======       =======
      Total Return*.........................  12.24%(d) 10.18%(d) 12.30%(d)   47.37%(d)    -25.75%(d)
      Net Assets at End of the Period (In
       millions)............................   $30.5     $27.5     $27.9       $17.8          $6.1
      Ratio of Expenses to Average Net
       Assets*(e)...........................   2.04%     2.13%     2.17%       2.20%         2.21%
      Ratio of Net Investment Income to
       Average Net Assets*..................    .29%      .05%     (.21%)      (.23%)        (.09%)
      Portfolio Turnover....................     60%       56%       46%         61%           70%
       *If certain expenses had not been
        voluntarily assumed by the Adviser,
        total return would have been lower
        and the ratios would have been as
        follows:
      Ratio of Expenses to Average Net
       Assets(e)............................     N/A       N/A       N/A       2.46%         2.86%
      Ratio of Net Investment Income/Loss to
       Average Net Assets...................     N/A       N/A       N/A       (.49%)        (.74%)



    (a) Based on average shares outstanding.



    (b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



    (c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



    (d) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


    (e) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended March 31, 2003.

    N/A = Not Applicable

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
  - Call your broker
  - WEB SITE
    www.vankampen.com
  - FUNDINFO(R)
    Automated Telephone System 800-847-2424

DEALERS
  - WEB SITE
    www.vankampen.com



  - FUNDINFO(R)


    Automated Telephone System 800-847-2424


  - VAN KAMPEN INVESTMENTS 800-421-5666


VAN KAMPEN VALUE OPPORTUNITIES FUND

522 Fifth Avenue


New York, New York 10036


Investment Adviser
VAN KAMPEN ASSET MANAGEMENT

522 Fifth Avenue


New York, New York 10036


Distributor
VAN KAMPEN FUNDS INC.

522 Fifth Avenue


New York, New York 10036


Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 947
Jersey City, New Jersey 07303-0947
Attn: Van Kampen Value Opportunities Fund

Custodian
STATE STREET BANK AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111
Attn: Van Kampen Value Opportunities Fund

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

--------------------------------------------------------------------------------
  Van Kampen Value Opportunities Fund
  A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

  You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.


  You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling 800.847.2424. Free copies of the Fund's reports and its Statement of Additional Information are available from our web site at www.vankampen.com.


  Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at
  202.551.8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

  This Prospectus is dated

  July 31, 2007


  CLASS A SHARES
  CLASS B SHARES
  CLASS C SHARES

  The Fund's Investment Company Act File No. is 811-04805.
--------------------------------------------------------------------------------

                                                         Van Kampen Funds Inc.

                                                  1 Parkview Plaza - Suite 100

                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555
                                                             www.vankampen.com


                  Copyright (C)2007 Van Kampen Funds Inc. All rights reserved.

                                                              Member NASD/SIPC


                                                                  OPP PRO 7/07

     (VAN KAMPEN INVESTMENTS LOGO)

                                         MUTUAL FUNDS

                                         Van Kampen
                                         Value Opportunities Fund

                                         ---------------------------------------
                                         This Prospectus is dated

                                         July 31, 2007


                                         CLASS I SHARES

     (VAN KAMPEN INVESTMENTS LOGO)

                                        Van Kampen Value Opportunities Fund's
                                        investment objective is to seek
                                        capital growth and income. The Fund's
                                        investment adviser seeks to achieve
                                        the Fund's investment objective by
                                        investing primarily in a portfolio of
                                        common stocks and other equity
                                        securities of value companies across
                                        the capitalization spectrum.

                                        Shares of the Fund have not been
                                        approved or disapproved by the
                                        Securities and Exchange Commission
                                        (SEC) or any state regulator, and
                                        neither the SEC nor any state
                                        regulator has passed upon the accuracy
                                        or adequacy of this Prospectus. Any
                                        representation to the contrary is a
                                        criminal offense.

Table of Contents


Risk/Return Summary.........................................   3
Fees and Expenses of the Fund...............................   5
Investment Objective, Principal Investment Strategies and
Risks.......................................................   6
Investment Advisory Services................................  10
Purchase of Shares..........................................  11
Redemption of Shares........................................  13
Distributions from the Fund.................................  15
Shareholder Services........................................  15
Frequent Purchases and Redemptions of Fund Shares...........  15
Federal Income Taxation.....................................  16
Disclosure of Portfolio Holdings............................  18
Financial Highlights........................................  19


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek capital growth and income.

                        PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of common stocks and other equity securities of value companies across the capitalization spectrum. The Fund emphasizes a value style of investing seeking well-established, undervalued companies believed by the Fund's investment adviser to possess the potential for capital growth and income. Portfolio securities are typically sold when the assessments of the Fund's investment adviser of the capital growth and income potential of such securities materially change. The Fund may invest in companies of any size. The Fund may invest up to 25% of its total assets in securities of foreign issuers. The Fund may invest up to 10% of its total assets in real estate investment trusts ("REITs"). The Fund may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts (collectively, also referred to in this Prospectus as Strategic Transactions), for various portfolio management purposes, including to earn income, to facilitate portfolio management and to mitigate risks.


                           PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. The Fund emphasizes a value style of investing. A value style of investing seeks to emphasize undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value securities are less than returns on other styles of investing or the overall markets. During an overall stock market decline, stock prices of smaller- and medium-sized companies (in which the Fund may invest) often fluctuate more and may fall more than the stock prices of larger-sized companies. Historically, smaller- and medium-sized company stocks have sometimes gone through extended periods when they did not perform as well as stocks of larger-sized companies. In addition, as a result of the Fund's stock selection process, a significant portion of the Fund's assets may be invested in companies within the same industries or sectors of the market. To the extent the Fund focuses its investments in this way, it may be more susceptible to economic, political, regulatory and other occurrences influencing those industries or market sectors.


FOREIGN RISKS. Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues. The Fund may also invest in issuers in developing or emerging market countries, which are subject to greater risks than investments in securities of issuers in developed countries.



RISKS OF INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS"). Investing in REITs makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. In addition, REITs depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs must comply with certain requirements of the federal income tax law to maintain their federal income tax status. Investments in REITs may involve duplication of management fees and certain other expenses.


RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts and options on futures contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Fund's investment objective and principal investment strategies, the Fund may be appropriate for investors who:

- Seek capital growth and income over the long-term

- Can withstand volatility in the value of their shares of the Fund

- Wish to add to their investment portfolio a fund that emphasizes a value style of investing in equity securities

- An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual return of the Fund's Class I Shares over the one calendar year prior to the date of this Prospectus. Remember that past performance of the Fund is not indicative of its future performance.


[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
2006                                                                             15.38


The Fund's return for the six-month period ended June 30, 2007 for Class I Shares was 6.47%. As a result of market activity, current performance may vary from the figures shown.



During the one-year period shown in the bar chart, the highest quarterly return for Class I Shares was 6.43% (for the quarter ended December 31, 2006) and the lowest quarterly return for Class I Shares was -1.20% (for the quarter ended June 30, 2006).


                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with two broad-based market indices that the Fund's investment adviser believes are appropriate investments for the
Fund: Russell 1000(R) Value Index* and Standard & Poor's 500(R) Index**. The indices' performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the indices. An investment cannot be made directly in the indices.



In addition to before tax returns, the table shows after tax returns for the Fund's Class I Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after tax return may be higher than the before tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.

Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2006 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance (before and after taxes) of the Fund is not indicative of its future performance.



    AVERAGE ANNUAL
    TOTAL RETURNS
    FOR THE
    PERIODS ENDED                  PAST        SINCE
    DECEMBER 31, 2006             1 YEAR    INCEPTION(1)
------------------------------------------------------------
    Van Kampen Value
    Opportunities Fund -- Class
    I Shares
      Return Before Taxes          15.38%      13.73%
      Return After Taxes on
      Distributions                13.82%      11.94%
      Return After Taxes on
      Distributions and Sale of
      Shares of Fund Shares        11.25%      11.35%
    Russell 1000(R) Value Index*   22.25%      16.98%
    Standard & Poor's 500(R)
    Index**                        15.79%      13.41%
.............................................................



Return information is provided since: (1) 3/23/05.


  * Russell 1000(R) Value Index measures the performance of those Russell 1000(R) Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index is an index of the 1,000 largest U.S. companies based on total market capitalization.


 ** The Standard & Poor's 500(R) Index is a market-weighted index of 500 widely held common stocks of companies chosen for market size, liquidity and industry group representation.


Fees and Expenses
of the Fund

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                                                CLASS I
                                                SHARES
-----------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
-----------------------------------------------------------
Maximum sales charge (load) imposed on
purchases                                         None
............................................................
Maximum deferred sales charge (load)              None
............................................................
Maximum sales charge (load) imposed on
reinvested dividends                              None
............................................................
Redemption fee(1)                                2.00%
............................................................
Exchange fee(1)                                  2.00%
............................................................

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets and are based
on expenses incurred during the Fund's fiscal year ended
March 31, 2007)
-----------------------------------------------------------
Management fees                                  0.75%
............................................................
Other expenses                                   0.33%
............................................................
Total annual fund operating expenses             1.08%
............................................................


(1) The redemption fee and the exchange fee apply to the proceeds of Fund shares that are redeemed or exchanged within seven days of purchase. See "Redemption of Shares" for more information on when the fees apply.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         ONE       THREE      FIVE        TEN
                         YEAR      YEARS      YEARS      YEARS
-------------------------------------------------------------------
Class I Shares           $110      $343       $595       $1,317
....................................................................


Investment Objective,
Principal Investment
Strategies and Risks

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek capital growth and income. The Fund's investment objective may be changed by the Fund's Board of Trustees without shareholder approval, but no change is anticipated. If the Fund's investment objective changes, the Fund will notify shareholders and shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.

                              PRINCIPAL INVESTMENT
                              STRATEGIES AND RISKS

Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of common stocks and other equity securities of value companies across the capitalization spectrum. The Fund emphasizes a value style of investing seeking well-established, undervalued companies. The Fund's investment adviser generally seeks to identify companies that are undervalued and have identifiable factors that might lead to improved valuations. This catalyst could come from within the company in the form of new management, operational enhancements, restructuring or reorganization. It could also be an external factor, such as an improvement in industry conditions or a regulatory change. The Fund's style presents the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market.

The Fund may invest in unseasoned issuers or in securities involving special circumstances, such as initial public offerings, companies with new management or management reliant upon one or a few key people, special products and techniques, limited or cyclical product lines, services, markets or resources or unusual developments, such as acquisitions, mergers, liquidations, bankruptcies or leveraged buyouts. Investments in unseasoned companies or companies with special circumstances often involve much greater risks than are inherent in other types of investments and securities of such companies may be more likely to experience unexpected fluctuations in price. In addition, investments made in anticipation of future events may, if the events are delayed or never achieved, cause stock prices to fall.

The Fund may invest in companies of any size. To the extent the Fund invests in securities of smaller- and medium-sized companies, the Fund will be subject to the risks of such securities, including being subject to more abrupt or erratic market movements of such securities compared to securities of larger-sized companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger-sized companies. From time to time, under various market conditions, the Fund may favor one market capitalization over another.

The Fund may dispose of a security whenever, in the opinion of the Fund's investment adviser, factors indicate it is desirable to do so. Such factors include changes in the company's operations or relative market performance, changes in the market trends or other factors affecting an individual security, changes in economic or market factors in general or with respect to a particular industry, and other circumstances bearing on the desirability of a given investment. In addition, if an individual stock position appreciates to a point where it begins to account for a larger percentage of the Fund's assets, the Fund's investment adviser may sell a portion of the position held.

The Fund invests primarily in common stocks and also may invest in other equity securities, including preferred stocks, convertible securities and rights and warrants to purchase common or preferred stock.

COMMON STOCKS. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

PREFERRED STOCK. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.


REITS. The Fund may invest up to 10% of its total assets in REITs. REITs pool investors' funds for investment primarily in commercial real estate properties or real-estate related loans. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of the REIT's value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code. In addition, investments in REITs may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by REITs in which it invests.


                             RISKS OF INVESTING IN
                         SECURITIES OF FOREIGN ISSUERS

The Fund may invest up to 25% of its total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.

The Fund may invest in securities of issuers determined by the investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.

Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Fund may be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.

The Fund may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

                             STRATEGIC TRANSACTIONS

The Fund may, but is not required to, use various investment Strategic Transactions, including options, futures contracts and options on futures contracts, in several different ways depending upon the status of the Fund's investments and the expectations of the Fund's investment adviser concerning the securities or currency markets. Although the Fund's investment adviser seeks to use these transactions to achieve the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.

In times of stable or rising securities prices, the Fund generally seeks to be fully invested. Even when the Fund is fully invested, however, prudent management requires that at least a small portion of assets be available as cash to honor redemption requests and for other short-term needs. The Fund may also have cash on hand that has not yet been invested. The portion of the Fund's assets that is invested in cash or cash equivalents does not fluctuate with overall market prices, so that, in times of rising market prices, the Fund may underperform the market in proportion to the amount of cash or cash equivalents in its portfolio. By purchasing index options or futures contracts, however, the Fund can compensate for the cash portion of its assets.

The Fund can engage in options transactions on securities (or stock index options or options on futures contracts) to attempt to manage the Fund's risk in advancing or declining markets. For example, the value of a put option generally increases as the value of the underlying security declines. Value is protected against a market decline to the degree the performance of the put correlates with the performance of the Fund's investment portfolio. If the market remains stable or advances, the Fund is not obligated to exercise the put and its portfolio will participate in the advance, having incurred only the premium cost for the put.

The Fund may purchase and sell listed and over-the-counter options ("OTC Options"). OTC Options are subject to certain additional risks including default by the other party to the transaction and the liquidity of the transactions.

The Fund may use futures contracts in many ways. For example, if the Fund's investment adviser forecasts a market decline, the Fund may seek to reduce its exposure to the securities markets by increasing its cash position. By selling stock index futures contracts instead of portfolio securities, a similar result can be achieved to the extent that the performance of the futures contracts correlates to the performance of the Fund's portfolio securities. Sales of futures contracts frequently may be accomplished more rapidly and at less cost than the actual sale of securities. Once the desired hedged position has been reached, the Fund could then liquidate securities in a more deliberate manner.

In certain cases, the options and futures contracts markets provide investment or risk management opportunities that are not available from direct investments in underlying securities. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the options and futures contracts markets rather than purchasing or selling portfolio securities. However, such transactions involve risks different from those involved with direct investments in underlying securities. For example, there may be imperfect correlation between the value of the instruments and the underlying assets. In addition, the use of these transactions includes the risks of default by the other party to certain transactions. The Fund may incur losses in using these transactions that partially or completely offset gains in portfolio positions. These transactions may not be liquid and may involve manager risk. In addition, such transactions may involve commissions and other costs, which may increase the Fund's expenses and reduce its return.

The Fund complies with applicable regulatory requirements when implementing Strategic Transactions, including the segregation of cash and/or liquid securities on the books of the Fund's custodian, as mandated by SEC rules or SEC staff positions. A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.

                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.

The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the Fund's invest-ment adviser believes the potential for capital growth and income has lessened, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions and dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate. The Fund's portfolio turnover rate is reported in the section entitled "Financial Highlights."

TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of banks, and repurchase agreements. Under normal market conditions, the potential for capital growth and income on these securities will tend to be lower than the potential for capital growth and income on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.

Investment
Advisory Services

 -------------------------------------------------------------------------------


THE ADVISER. Van Kampen Asset Management is the Fund's investment adviser (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that services more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $123 billion under management or supervision as of June 30, 2007. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor"), is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that provides a wide range of investment banking, securities, investment management and wealth management services. The Adviser's principal office is located at 522 Fifth Avenue, New York, New York 10036.


ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $500 million           0.75%
...................................................
    Next $500 million            0.70%
...................................................
    Over $1 billion              0.65%
...................................................


Applying this fee schedule, the Fund's effective advisory fee rate was 0.75% of the Fund's average daily net assets for the Fund's fiscal year ended March 31, 2007. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.


The Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.


Both the 1940 Act and the terms of the Fund's Advisory Agreement require that any investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately. On May 30, 2007, the Board of Trustees, and the independent trustees voting separately, last determined that the terms of the

Advisory Agreement are fair and reasonable and approved the continuance of the Advisory Agreement as being in the best interests of the Fund and its shareholders; and a discussion regarding the basis for the Board of Trustees' approval of such Advisory Agreement will be included in the Fund's next Semi-Annual Report issued (for the semi-annual period ended September 30, 2007, which should be available in November 2007).



PORTFOLIO MANAGEMENT. The Fund is managed by members of the Adviser's Multi-Cap Value team. The Multi-Cap Value team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund's portfolio are B. Robert Baker, Jr., Jason S. Leder and Kevin C. Holt, each a Managing Director of the Adviser, and Devin E. Armstrong and James N. Warwick, each a Vice President of the Adviser.



Mr. Baker has been associated with the Adviser in an investment capacity since 1991 and has been managing the Fund since 2001. Mr. Leder has been associated with the Adviser in an investment capacity since 1995 and has been managing the Fund since 2001. Mr. Holt has been associated with the Adviser in an investment capacity since 1999 and has been managing the Fund since 2001. Mr. Armstrong has been associated with the Adviser in a research capacity since August 2004 and has been managing the Fund since July 2007. Prior to August 2004, Mr. Armstrong was attending Columbia Business School (August 2002-May 2004) and prior to that, he was a research associate at William Blair & Company. Mr. Warwick has been associated with the Adviser in an investment management capacity since May 2002 and has been managing the Fund since July 2007.



Mr. Leder is the lead manager of the Fund and Messrs. Baker, Holt, Armstrong and Warwick are co-portfolio managers. Each team member is responsible for specific sectors. All team members are responsible for the day-to-day management of the Fund and Messrs. Baker and Leder are responsible for the execution of the overall strategy of the Fund.


The Fund's Statement of Additional Information provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

The composition of the team may change without notice from time to time.

Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL


This Prospectus offers Class I Shares of the Fund. Class I Shares are offered without any sales charges on purchases or sales and without any distribution (12b-1) fee and service fee. Class I Shares are available for purchase exclusively by (i) tax-exempt retirement plans with assets of at least one million dollars (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least one million dollars, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least one million dollars and (v) certain Van Kampen investment companies.


Participants in tax-exempt retirement plans must contact the plan's administrator to purchase shares. For plan administrator contact information, participants should contact their respective employer's human resources department. Participants in fee-based investment programs should contact the program's administrator or their financial adviser to purchase shares. Transactions generally are effected on behalf of a tax-exempt retirement plan participant by the administrator or a custodian, trustee or record keeper for the plan and on behalf of a fee-based investment program participant by their administrator or financial adviser. Institutional clients may purchase shares either directly or through an authorized dealer.

Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and generally has the same rights, except for the differing sales loads, distribution fees, service fees and any related expenses associated with each class of shares, the exclusive voting rights by each class with respect to any distribution plan or service plan for such class of shares, and some classes may have different conversion rights or shareholder servicing options.

                              PRICING FUND SHARES


The offering price of the Fund's shares is based upon the Fund's net asset value per share. The net asset value per share is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m., Eastern time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for Class I Shares is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to Class I Shares, less all liabilities (including accrued expenses) attributable to Class I Shares, by the total number of Class I Shares outstanding.


Such computation is made by using prices as of the close of trading on the Exchange and valuing portfolio securities (i) for which market quotations are readily available at such market quotations (for example, using the last reported sale price for securities listed on a securities exchange or using the mean between the last reported bid and asked prices on unlisted securities) and
(ii) for which market quotations are not readily available and any other assets at their fair value as determined in good faith in accordance with procedures established by the Fund's Board of Trustees. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Annual Report.

Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund's net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares. The Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading.

If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund's net asset value was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Fund's Board of Trustees, an effect of which may be to foreclose opportunities available to market timers or short-term traders. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean of the bid price and asked price of such currencies against the U.S. dollar as quoted by a major bank.

                               HOW TO BUY SHARES


The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 522 Fifth Avenue, New York, New York 10036. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). Dealers and brokers are sometimes referred to herein as authorized dealers.



Shares may be purchased on any business day through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser, who will submit orders to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments.

The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated authorized dealers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund's shares. For more information, please see the Fund's Statement of Additional Information and/or contact your authorized dealer.


The offering price for shares is based upon the next determined net asset value per share after an order is received timely by Investor Services, either directly or from authorized dealers, administrators, financial advisers, custodians, trustees or record keepers. Purchases completed through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser may involve additional fees charged by such person. Orders received by Investor Services prior to the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers prior to the close of the Exchange that are properly transmitted to Investor Services by the time designated by Investor Services, are priced based on the date of receipt. Orders received by Investor Services after the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers after the close of the Exchange or orders received by such persons that are not transmitted to Investor Services until after the time designated by Investor Services, are priced based on the date of the next determined net asset value per share provided they are received timely by Investor Services on such date. It is the responsibility of authorized dealers, administrators, custodians, trustees, record keepers or financial advisers to transmit orders received by them to Investor Services so they will be received in a timely manner.


The Fund and the Distributor reserve the right to reject or limit any order to purchase Fund shares through exchange or otherwise and to close any shareholder account. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds (as defined below) may result in the Fund rejecting or limiting, in the Fund's or the Distributor's discretion, additional purchases and/or exchanges or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. As used herein, "Participating Funds" refers to Van Kampen investment companies advised by the Adviser and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact their authorized dealer, administrator or financial adviser.


To help the government fight the funding of terrorism and money laundering activities, the Fund has implemented an anti-money laundering compliance program and has designated an anti-money laundering compliance officer. As part of the program, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. The Fund and the Distributor reserve the right to not open your account if this information is not provided. If the Fund or the Distributor is unable to verify your identity, the Fund and the Distributor reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after the account is closed (less any applicable redemption fee or exchange fee) or take any other action required by law.


Redemption of Shares

 -------------------------------------------------------------------------------

Generally, shareholders of Class I Shares of the Fund may redeem for cash some or all of their shares without charge by the Fund (other than any applicable redemption fee or exchange fee) at any time. Participants in tax-exempt retirement plans must contact the plan's administrator to redeem shares. For plan administrator contact information, participants should contact their respective employer's human resources department. Participants in fee-based investment programs must contact the program's administrator or their financial adviser to redeem shares. Institutional clients may redeem shares either directly or through an authorized dealer. Plan administrators, custodians, trustees, record keepers or financial advisers may place redemption requests directly with Investor Services or through an authorized dealer following procedures specified by such authorized dealer.


The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee is paid directly to the Fund and is intended to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by such shareholders, thereby reducing the impact on longer-term shareholders of such costs. For purposes of determining whether the redemption fee applies, shares that were held the longest will be redeemed first. For Fund shares acquired by exchange, the holding period prior to the exchange is not considered in determining whether the redemption fee is applied. The redemption fee and exchange fee are not imposed on redemptions and/or exchanges made (i) through pre-approved asset allocation programs, (ii) on shares received by reinvesting income dividends or capital gain distributions and (iii) by other funds advised by the Adviser or its affiliates.


The redemption fee and exchange fee may not be imposed on transactions that occur through certain omnibus accounts at financial intermediaries. Certain financial intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from the Fund's redemption fee or may impose certain trading restrictions to deter market timing and frequent trading. If you invest in the Fund through a financial intermediary, please read that firm's materials carefully to learn about any other restrictions or fees that may apply.

The redemption price will be the net asset value per share (less any applicable redemption fee or exchange fee) next determined after the receipt by Investor Services of a request in proper form from an administrator, custodian, trustee, record keeper or financial adviser or by the Distributor from an authorized dealer, provided such order is transmitted to Investor Services or the Distributor by the time designated by Investor Services or the Distributor. It is the responsibility of administrators, financial advisers, custodians, trustees, record keepers and authorized dealers to transmit redemption requests received by them to Investor Services or the Distributor so they will be received prior to such time. Redemptions completed through an administrator, custodian, trustee, record keeper, financial adviser or authorized dealer may involve additional fees charged by such person.


Payment for shares redeemed generally will be mailed within seven days after receipt by Investor Services of the redemption request in proper form. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A taxable gain or loss may be recognized by a shareholder upon redemption of shares including if the redemption proceeds are paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such in-kind securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase.

Upon learning that a shareholder of Class I Shares has ceased his or her participation in the plan or program, the Fund shall convert all Class I Shares held by the shareholder to Class A Shares of the Fund (which are described and offered in a separate prospectus). The failure of a shareholder of a fee-based investment program to satisfy any minimum investment requirement will not constitute a conversion event. Such conversion will be on the basis of the relative net asset values of the shares, without imposition of any sales load, fee or other charge.

Distributions from the Fund

 -------------------------------------------------------------------------------

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

DIVIDENDS. Dividends from stocks and interest from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Trustees, is to distribute at least annually all, or substantially all, of its net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services

 -------------------------------------------------------------------------------

Participants in tax-exempt retirement plans and fee-based investment programs eligible to purchase the shares of the Fund must contact the administrator or their financial adviser to purchase, redeem or exchange shares. Certain shareholder services may only be available to tax-exempt retirement plan participants through a plan administrator. Participants should contact the appropriate tax-exempt retirement plan administrator for information regarding the administration of participants' investments in the shares.

Frequent Purchases and Redemptions of Fund Shares

 -------------------------------------------------------------------------------

Frequent purchases and redemptions of Fund shares by Fund shareholders ("market-timing" or "short-term trading") may present risks for long-term shareholders of the Fund, which may include, among other things, diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of the Fund's portfolio, increasing trading and administrative costs, incurring unwanted taxable gains, and forcing the Fund to hold excess levels of cash.


The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders, and the Fund's Board of Trustees has adopted policies and procedures to deter such frequent purchases and redemptions. The Fund's policies with respect to purchases, redemptions and exchanges of Fund shares are described in the "Fees and Expenses of the Fund," "Purchase of Shares," "Redemption of Shares" and "Shareholder Services" sections of this Prospectus. The Fund's policies with respect to valuing portfolio securities are described in the "Purchase of Shares" section of this Prospectus. Except as described in each of these sections and with respect to omnibus accounts, the Fund's policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment advisers, broker dealers, transfer agents, third party administrators and insurance companies, the Fund
(i) has requested assurance that such intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market timing concerns and has instructed such intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Fund's policies with respect to frequent purchases, exchanges and redemptions of Fund shares. On omnibus accounts at intermediaries, the intermediary generally does not provide specific shareholder transaction information to the Fund on individual shareholder accounts on an ongoing basis. Therefore, to some extent, the Fund relies on the intermediaries to monitor frequent short-term trading by shareholders. As part of the Fund's or the Distributor's agreements with intermediaries, the intermediaries are required to provide certain shareholder identification and transaction information upon the Fund's request. The Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that the Fund will be able to identify or prevent all market-timing activity.


Federal Income Taxation

 -------------------------------------------------------------------------------

Distributions of the Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gain, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset).

Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.


Current law provides for reduced U.S. federal income tax rates on (i) long-term capital gains received by individuals and (ii) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rates for capital gains generally apply to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and cease to apply for taxable years beginning after December 31, 2010. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2010. Fund shareholders, as well as the Fund itself, must also satisfy certain holding period and other requirements in order for the reduced rate for dividends to apply. Because the Fund intends to invest primarily in common stocks and other equity securities, ordinary income dividends paid by the Fund should be eligible for the reduced rate applicable to "qualified dividend income." No assurance can be given as to what percentage of the ordinary income dividends paid by the Fund will consist of "qualified dividend income." To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains.


The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers on the sale or exchange of shares is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or
(ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2010).

Backup withholding rules require the Fund, in certain circumstances, to withhold 28% (through 2010) of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable), or who are otherwise subject to backup withholding.


Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Under current law, the Fund may pay "interest-related dividends" and "short-term capital gain dividends" to its foreign shareholders without having to withhold on such dividends at the 30% rate. The amount of "interest-related dividends" that the Fund may pay each year is limited to the amount of qualified interest income received by the Fund during that year, less the amount of the Fund's expenses properly allocable to such interest income. The amount of "short-term capital gain dividends" that the Fund may pay each year generally is limited to the excess of the Fund's net short-term capital gains over its net long-term capital losses, without any reduction for the Fund's expenses allocable to such gains (with exceptions for certain gains). The exemption from 30% withholding tax for "short-term capital gain dividends" does not apply with respect to foreign shareholders that are present in the United States for more than 182 days during the taxable year. If the Fund's income for a taxable year includes "qualified interest income" or net short-term capital gains, the Fund may designate dividends as "interest-related dividends" or "short-term capital gain dividends" by written notice mailed to its foreign shareholders not later than 60 days after the close of the Fund's taxable year. These provisions apply to dividends paid by the Fund with respect to the Fund's taxable years beginning on or after January 1, 2005 and will cease to apply to dividends paid by the Fund with respect to the Fund's taxable years beginning after December 31, 2007.



The Fund may be required to withhold U.S. withholding tax at a rate of 35% from certain distributions to its foreign shareholders that are attributable to dispositions of United States real property interests. Specifically, if the Fund distributes amounts constituting capital gain attributable to the sale or disposition (either by the Fund or by a REIT in which the Fund invests) of a United States real property interest (for example, stock of a REIT or stock of a corporation that invests significantly in real property located in the United States), the Fund may be required to withhold 35% of such distributions. Foreign shareholders who receive such distributions may also be required to pay tax on such distributions at regular graduated rates applicable to United States persons and file a non-resident U.S. federal income tax return. See the Statement of Additional Information for a more detailed discussion.



Foreign shareholders must provide documentation to the Fund certifying their non-United States status. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares of the Fund.


The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, plus any amounts that were not distributed in previous taxable years, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.

The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

Disclosure of
Portfolio Holdings

 -------------------------------------------------------------------------------

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.

Financial Highlights

 -------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including taxes on Fund distributions or redemptions). The information has been audited by Ernst & Young LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's most recent financial statements, may be obtained without charge from our web site at www.vankampen.com or by calling the telephone number on the back cover of this Prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Fund's Annual Report.



                                                                                                MARCH 23, 2005
                                                                         YEAR ENDED              (COMMENCEMENT
                                                                         MARCH 31,             OF OPERATIONS) TO
CLASS I SHARES                                                       2007          2006         MARCH 31, 2005
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....................       $  12.46      $  12.24           $12.06
                                                                   --------      --------           ------
  Net Investment Income(a)..................................            .17           .13              -0-(c)
  Net Realized and Unrealized Gain..........................           1.46          1.21              .18
                                                                   --------      --------           ------
  Total from Investment Operations..........................           1.63          1.34              .18
                                                                   --------      --------           ------
  Less:
    Distributions from Net Investment Income................            .15           .08              -0-
    Distributions from Net Realized Gain....................            .81          1.04              -0-
                                                                   --------      --------           ------
Total Distributions.........................................            .96          1.12              -0-
                                                                   --------      --------           ------
Net Asset Value, End of the Period..........................       $  13.13      $  12.46           $12.24
                                                                   ========      ========           ======

Total Return(b).............................................         13.28%        11.33%            1.49%*
Net Assets at End of the Period (In thousands)..............       $  191.5      $3,040.6           $924.4
Ratio of Expenses to Average Net Assets.....................          1.08%         1.13%            1.08%
Ratio of Net Investment Income to Average Net Assets........          1.39%         1.02%             .97%
Portfolio Turnover..........................................            60%           56%              46%


*  Non-Annualized

(a) Based on average shares outstanding.


(b) Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares.



(c) Amount is less than $.01 per share.

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
  - Call your broker
  - WEB SITE
    www.vankampen.com

DEALERS
  - WEB SITE
    www.vankampen.com

  - VAN KAMPEN INVESTMENTS 800-421-5666


VAN KAMPEN VALUE OPPORTUNITIES FUND

522 Fifth Avenue


New York, New York 10036


Investment Adviser
VAN KAMPEN ASSET MANAGEMENT

522 Fifth Avenue


New York, New York 10036


Distributor
VAN KAMPEN FUNDS INC.

522 Fifth Avenue


New York, New York 10036


Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 947
Jersey City, New Jersey 07303-0947
Attn: Van Kampen Value Opportunities Fund

Custodian
STATE STREET BANK AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111
Attn: Van Kampen Value Opportunities Fund

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

--------------------------------------------------------------------------------
  Van Kampen Value Opportunities Fund
  A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

  You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.


  You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling 800.847.2424. Free copies of the Fund's reports and its Statement of Additional Information are available from our web site at www.vankampen.com.


  Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at
  202.551.8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

  This Prospectus is dated

  July 31, 2007


  CLASS I SHARES

  The Fund's Investment Company Act File No. is 811-04805.
--------------------------------------------------------------------------------

                                                         Van Kampen Funds Inc.

                                                  1 Parkview Plaza - Suite 100

                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555
                                                             www.vankampen.com


                  Copyright (C)2007 Van Kampen Funds Inc. All rights reserved.

                                                              Member NASD/SIPC


                                                                OPP PRO I 7/07

     (VAN KAMPEN INVESTMENTS LOGO)

                      STATEMENT OF ADDITIONAL INFORMATION

                                   VAN KAMPEN
                             AGGRESSIVE GROWTH FUND

     Van Kampen Aggressive Growth Fund's (the "Fund") investment objective is to seek capital growth. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in common stocks and other equity securities of small- and medium-sized growth companies.

     The Fund is organized as a diversified series of the Van Kampen Equity Trust, an open-end management investment company (the "Trust").


     This Statement of Additional Information is not a prospectus. Shares of the Fund are subject to two different prospectuses. Class A Shares, Class B Shares and Class C Shares are subject to one prospectus dated July 31, 2007 and Class I Shares and Class R Shares are subject to a separate prospectus dated July 31, 2007 (collectively referred to herein as the "Prospectuses" or individually as a "Prospectus"). This Statement of Additional Information should be read in conjunction with a Prospectus of the Fund. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read a Prospectus prior to purchasing shares of the Fund. A Class A Shares, Class B Shares and Class C Shares Prospectus, a Class I Shares and Class R Shares Prospectus, the Statement of Additional Information and the Fund's Annual and Semiannual Reports may be obtained without charge from our web site at www.vankampen.com or any of these materials may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza - Suite 100, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 847-2424.


                               TABLE OF CONTENTS


                                                                Page
                                                                ----
General Information.........................................    B-2
Investment Objective, Investment Strategies and Risks.......    B-4
Strategic Transactions......................................    B-10
Investment Restrictions.....................................    B-17
Trustees and Officers.......................................    B-20
Investment Advisory Agreement...............................    B-33
Fund Management.............................................    B-34
Other Agreements............................................    B-37
Distribution and Service....................................    B-38
Transfer Agent..............................................    B-44
Portfolio Transactions and Brokerage Allocation.............    B-44
Shareholder Services........................................    B-46
Redemption of Shares........................................    B-49
Contingent Deferred Sales Charge-Class A....................    B-49
Waiver of Contingent Deferred Sales Charges.................    B-50
Taxation....................................................    B-52
Fund Performance............................................    B-59
Other Information...........................................    B-63
Financial Statements........................................    B-70
Appendix A - Proxy Voting Policy and Procedures.............    A-1



        THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED JULY 31, 2007.



                                                                    AGG SAI 7/07

                              GENERAL INFORMATION

     The Trust is an unincorporated statutory trust organized under the laws of the State of Delaware by an Agreement and Declaration of Trust (the "Declaration of Trust") dated May 10, 1995. The Trust was originally organized in 1987 under the name Van Kampen Merritt Equity Trust as a Massachusetts business trust (the "Massachusetts Trust"). The Massachusetts Trust was reorganized into the Trust under the name Van Kampen American Capital Equity Trust on July 31, 1995. The Trust was created for facilitating the Massachusetts Trust reorganization into a Delaware statutory trust. On July 14, 1998, the Trust adopted its current name.

     The Fund was originally organized as a series of the Trust under the name Van Kampen American Capital Aggressive Growth Fund on April 26, 1996. On July 14, 1998, the Fund adopted its current name.


     Van Kampen Asset Management (the "Adviser"), Van Kampen Funds Inc. (the "Distributor") and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley. The principal office of each of the Trust, the Fund, the Adviser, the Distributor and Van Kampen Investments is located at 522 Fifth Avenue, New York, New York 10036. The principal office of Investor Services is located at 2800 Post Oak Boulevard, Houston, Texas 77056.


     The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Fund, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.

     The Fund currently offers five classes of shares, designated as Class A Shares, Class B Shares, Class C Shares, Class I Shares and Class R Shares. Other classes may be established from time to time in accordance with the provisions of the Declaration of Trust. Each class of shares of the Fund generally is identical in all respects except that each class of shares is subject to its own sales charge schedule and its own distribution and service expenses. Each class of shares also has exclusive voting rights with respect to its distribution and service fees.

     Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution or service fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in a Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

     The Trust does not contemplate holding regular meetings of shareholders to elect trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").

     In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. The liquidation proceeds to holders of classes of shares with higher distribution fees and transfer agency costs are likely to be less than the liquidation proceeds to holders of classes of shares with lower distribution fees and transfer agency costs.

     The trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series outstanding and entitled to vote (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the trustees without approval from each affected shareholder or trustee, as the case may be.

     Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.


     As of July 2, 2007, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares, Class C Shares, Class I Shares or Class R Shares of the Fund, except as follows below. Prior to July 30, 2004, the Class I Shares of the Fund were designated as Class D Shares. All issued and outstanding Class D Shares were redesignated as Class I Shares as of that date.



                                                                             APPROXIMATE
                                                                            PERCENTAGE OF
                                                                 CLASS      OWNERSHIP ON
NAME AND ADDRESS OF HOLDER                                     OF SHARES    JULY 2, 2007
--------------------------                                     ---------    -------------
Morgan Stanley & Co. ......................................        C              11%
2000 Westchester Avenue                                            I              68%
Purchase, NY 10577

Edward Jones & Co. ........................................        A               7%
Attn: Mutual Fund
Shareholder Accounting
201 Progress Parkway
Maryland Heights, MO 63043-3009

MLPF&S For the Sole Benefit of its Customers ..............        A               8%
Attn: Fund Administration 97J79
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL 32246-6484

                                                                             APPROXIMATE
                                                                            PERCENTAGE OF
                                                                 CLASS      OWNERSHIP ON
NAME AND ADDRESS OF HOLDER                                     OF SHARES    JULY 2, 2007
--------------------------                                     ---------    -------------

PFPC Brokerage Services....................................        A              19%
FBO Primerica Financial Services                                   B              23%
760 Moore Road
King of Prussia, PA 19406-1212

MLPF&S For the Sole Benefit of its Customers ..............        B              30%
Attn: Fund Administration 97J80
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL 32246-6484

MLPF&S For the Sole Benefit of its Customers ..............        C               7%
Attn: Fund Administration 97J81
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL 32246-6484

Citigroup Global Markets Inc. .............................        C              10%
Attn: Cindy Tempesta, 7(th) Floor
333 West 34(th) Street
New York, NY 10001-2402

Pershing LLC ..............................................        C              11%
1 Pershing Plaza
Jersey City, NJ 07399-0002

MAC & Co. .................................................        I              27%
Start/DPSP Plan
Attn: Mutual Funds Operations
PO Box 3198
Pittsburgh, PA 15230-3198

Morgan Stanley Investment Management ......................        R             100%
Financial Control Group
Attn: Karen Romero
195 Broadway, 19th Floor
New York, NY 10007-3100


             INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RISKS

     The following disclosure supplements the disclosure set forth under the caption "Investment Objective, Principal Investment Strategies and Risks" in a Prospectus and does not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in a Prospectus for a complete presentation of the matters disclosed below.

REPURCHASE AGREEMENTS

     The Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash.
The Fund may invest an amount up to 25% of its total assets at the time of purchase in securities subject to repurchase agreements. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. The Fund may enter into repurchase agreements with broker-dealers, banks and other financial institutions deemed to be creditworthy by the Adviser under guidelines approved by the Fund's Board of Trustees. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, would exceed the Fund's limitation on illiquid securities described herein. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.

     For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an exemptive order from the SEC permitting this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

     Repurchase agreements are fully collateralized by the underlying securities and are considered to be loans under the 1940 Act. The Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. government, its agencies or instrumentalities) may have maturity dates exceeding one year.

BORROWING AND REVERSE REPURCHASE AGREEMENTS

     The Fund may borrow money for investment purposes up to the limits specified in the Fund's investment restrictions. The Fund may borrow money from banks and engage in reverse repurchase agreements in an amount up to 33 1/3% of the Fund's total assets (including the amount borrowed). The Fund also may borrow money in an amount up to 5% of the Fund's total assets for temporary purposes. The Fund has no current intention to borrow money other than for temporary purposes.

     Borrowing by the Fund creates special risk considerations such as greater potential volatility in the net asset value of the shares and in the yield on the Fund's portfolio. To the extent that the Fund is otherwise fully invested and the Adviser believes that additional investment opportunities exist with the potential for capital growth, the Fund may employ leverage for the purpose of acquiring portfolio securities. Such utilization of leverage is considered speculative, and involves risks. The assets of the Fund, including any additional assets which may be purchased with the proceeds of any borrowings, will consist primarily of common stocks and other equity securities of growth companies, the prices of which may be volatile. In the event that the values of the Fund's portfolio securities do not appreciate or, in fact, depreciate, the Fund would be forced to liquidate a portion of its portfolio, which could be significant depending upon the magnitude of the decline in value of the Fund's assets, to pay interest on, and repay the principal of, any such borrowings. Even in the event that any assets purchased with the proceeds of such borrowings appreciate as anticipated by the Adviser, a portion of the Fund's assets may be required to be liquidated to meet scheduled principal and interest payments with respect to such borrowings. Any such liquidations may be at inopportune times and prices. Utilization of investment leverage would result in a higher volatility of the net asset value of the Fund. The effect of leverage in a declining market would result in a greater decrease in net asset value to holders of the Fund's shares than if the Fund were not leveraged. The extent to which the Fund may borrow will depend upon the availability of credit. No assurance can be given that the Fund will be able to borrow on terms acceptable to the Fund and the Adviser. The Fund's use of leverage may impair the ability of the Fund to maintain its qualification for federal income tax purposes as a regulated investment company. The rights of any lenders to the Fund to receive payments of interest on and repayments of principal of borrowings will be senior to the rights of the Fund's shareholders, and the terms of the Fund's borrowings may contain provisions that limit certain activities of the Fund and could result in precluding the purchase of securities and instruments that the Fund would otherwise purchase.

     Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. The Fund will segregate an amount of cash and/or liquid securities equal in value to its obligations in respect of reverse repurchase agreements and, accordingly, the Fund will not treat such obligations as senior securities for purposes of the 1940 Act. Reverse repurchase agreements involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

     The Fund may purchase and sell portfolio securities on a when-issued and delayed delivery basis. No income accrues to the Fund on securities in connection with such purchase transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price, and yields generally available on comparable securities when delivery occurs may be higher or lower than yields on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will segregate cash and/or liquid securities having an aggregate value at least equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objectives and policies and not for the purpose of investment leverage.

SHORT SALES AGAINST THE BOX

     The Fund may engage in "short-sales against the box." A short sale is a transaction in which the Fund would sell securities it does not own (but has borrowed) in anticipation of a decline in the market price of securities. A short-sale against the box is a transaction where at all times when the short position is open the Fund owns an equal amount of such securities or securities convertible or exchangeable into such securities without payment of additional consideration. The Fund will not engage in short sales other than against the box.

ILLIQUID SECURITIES


     The Fund may invest up to 15% of its net assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with procedures approved by the Fund's Board of Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which typically range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities, which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief (such as "no action" letters issued by the staff of the SEC interpreting or providing guidance on the 1940 Act or regulations thereunder) from the provisions of the 1940 Act, as amended from time to time.

CONVERTIBLE SECURITIES


     The Fund's investments in convertible securities may include securities with enhanced convertible features or "equity-linked" features. These securities come in many forms and may include features, among others, such as the following: (i) may be issued by the issuer of the underlying equity security on its own securities or securities it holds of another company or be issued by a third party (typically a brokerage firm or other financial entity) on a security of another company, (ii) may convert into equity securities, such as common stock, or may be redeemed for cash or some combination of cash and the linked security at a value based upon the value of the underlying equity security,
(iii) may have various conversion features prior to maturity at the option of the holder or the issuer or both, (iv) may limit the appreciation value with caps or collars of the value of the underlying equity security and (v) may have fixed, variable or no interest payments during the life of the security which reflect the actual or a structured return relative to the underlying dividends of the linked equity security. Generally these securities are designed to give investors enhanced yield opportunities to the equity securities of an issuer, but these securities may involve a limited appreciation potential, downside exposure, or a finite time in which to capture the yield advantage. For example, certain securities may provide a higher current dividend income than the dividend income on the underlying security while capping participation in the capital appreciation of such security. Other securities may involve arrangements with no interest or dividend payments made until maturity of the security or an enhanced principal amount received at maturity based on the yield and value of the underlying equity security during the security's term or at maturity. Besides enhanced yield opportunities, another advantage of using such securities is that they may be used for portfolio management or hedging purposes to reduce the risk of investing in a more volatile underlying equity security. There may be additional types of convertible securities with features not specifically referred to herein in which the Fund may invest consistent with its investment objective and policies.


     Investments in enhanced convertible or equity-linked securities may subject the Fund to additional risks not ordinarily associated with investments in traditional convertible securities. Particularly when such securities are issued by a third party on an underlying linked security of another company, the Fund is subject to risks if the underlying security underperforms or the issuer defaults on the payment of the dividend or the underlying security at maturity. In addition, the trading market for certain securities may be less liquid than for other convertible securities making it difficult for the Fund to dispose of a particular security in a timely manner, and reduced liquidity in the secondary market for any such securities may make it more difficult to obtain market quotations for valuing the Fund's portfolio.

     Up to 5% of the Fund's net assets may be invested in convertible securities that are below investment grade. Debt securities rated below investment grade are commonly known as junk bonds. Although the Fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Fund, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.

WARRANTS

     Warrants are in effect longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Of course, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

SECURITIES OF FOREIGN ISSUERS

     The Fund also may purchase foreign securities in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") or other securities representing underlying shares of foreign companies. These securities may not necessarily be denominated in the same currency as the underlying securities but generally are denominated in the currency of the market in which they are traded. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid by the ADR holders. In addition, less information generally is available for an unsponsored ADR than about a sponsored ADR and financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The Fund may invest in ADRs through both sponsored and unsponsored arrangements. EDRs are receipts issued in Europe by banks or depositaries which evidence similar ownership arrangements.

                             STRATEGIC TRANSACTIONS

     The Fund may, but is not required to, use various investment strategies as described below ("Strategic Transactions") to facilitate portfolio management and to mitigate risks. Techniques and instruments may change over time as new instruments and strategies are developed or as regulatory changes occur. Although the Adviser seeks to use such transactions to further the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result. The Fund's activities involving Strategic Transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code" or "Code"), for qualification as a regulated investment company.

     In the course of pursuing these investment strategies, the Fund may purchase and sell derivative securities such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, equity, fixed-income and interest rate indices and other financial instruments, purchase and sell financial futures contracts and options on futures contracts, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures contracts. Among other things, Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange markets, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

     Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

     Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices other than current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. The use of options and futures contracts transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures contracts markets and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures contracts and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. Income earned or deemed to be earned, if any, by the Fund from its Strategic Transactions will generally be taxable.

OPTIONS

     Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

     A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

     With certain exceptions, OCC issued and exchange-listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties.


     Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied.


     If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

     The Fund may purchase and sell call or put options on securities, including U.S. Treasury and agency securities, foreign sovereign debt, mortgage-backed securities, corporate debt securities, Eurodollar instruments and foreign debt securities that are traded on U.S. and foreign securities exchanges and in the OTC markets and related futures contracts on such securities, indices, currencies and futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

FUTURES CONTRACTS

     The Fund may enter into financial futures contracts or purchase or sell put and call options on futures contracts as a hedge against anticipated interest rate, currency, equity or fixed-income market changes and for risk management purposes. Futures contracts generally are bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller of the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts and Eurodollar instruments, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

     The Fund's use of financial futures contracts and options on futures contracts will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management, or other portfolio management purposes. Typically, maintaining a futures contract or selling an option on a futures contract requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures contracts involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures contract position just as it would for any position. Futures contracts and options on futures contracts are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

     The Fund will not enter into a futures contract or an option on a futures contract (except for closing transactions) for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options on futures contracts would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options on futures contracts are described below.

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

     The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

CURRENCY TRANSACTIONS


     The Fund may engage in currency transactions with counterparties to manage the value of currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures contracts, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below.


     The Fund's dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

     The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended to wholly or partially offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency other than with respect to cross-hedging or proxy hedging as described below.


     The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies.


     To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

     Risks of Currency Transactions. Currency transactions are subject to risks different from other transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

COMBINED TRANSACTIONS

     The Fund may enter into multiple transactions, including multiple options transactions, multiple futures contracts transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures contracts, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

RISKS OF STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES

     When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

     Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash and/or liquid securities to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, the Fund must segregate cash and/or liquid securities in an amount at least equal to the current amount of the obligation. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash and/or liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash and/or liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash and/or liquid securities equal to the exercise price. A currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency and/or liquid securities denominated in that currency equal to the Fund's obligations or to segregate cash and/or liquid securities equal to the amount of the Fund's obligation.

     OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash and/or liquid securities equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash and/or liquid securities equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of cash and/or liquid securities equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

     In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and/or liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract.

     Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund also may enter into offsetting transactions so that its combined position, coupled with any segregated cash and/or liquid securities, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash and/or liquid securities if the Fund held a futures contract or forward contract, it could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions also may be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash and/or liquid securities equal to any remaining obligation would need to be segregated.

                            INVESTMENT RESTRICTIONS


     The Fund has adopted the following fundamental investment restrictions which may not be changed without shareholder approval by the vote of a majority of its outstanding voting securities, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund's voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitations on illiquid securities and borrowings, the percentage limitations apply at the time of purchase and on an ongoing basis. These restrictions provide that the Fund shall not:


   1. Purchase any securities (other than obligations issued or guaranteed by the U.S. government or by its instrumentalities), if, as a result, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or, if, as a result, such Fund would hold more than 10% of the outstanding voting securities of an issuer; except that up to 25% of the Fund's total assets may be invested without regard to such limitation and except that the Fund may purchase securities of other investment companies without regard to such limitation to the extent permitted by (i) the 1940 Act, as amended from time to time,
      (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time or

      (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

   2. Invest more than 25% of its assets in a single industry, provided, however, that this limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company. (Neither the U.S. government nor any of its agencies or instrumentalities will be considered an industry for purposes of this restriction.)

   3. Issue senior securities, borrow money from banks or enter into reverse repurchase agreements with banks in the aggregate in excess of 33 1/3% of the Fund's total assets (after giving effect to any such borrowing); which amount excludes no more than 5% of its total assets in borrowings and reverse repurchase agreements with any entity for temporary purposes. The Fund will not mortgage, pledge or hypothecate any assets other than in connection with issuances of senior securities, borrowings, delayed delivery and when issued transactions and strategic transactions.

   4. Make loans of money or property to any person, except (i) to the extent the securities in which the Fund may invest are considered to be loans,
      (ii) through the loan of portfolio securities, and (iii) to the extent that the Fund may lend money or property in connection with maintenance of the value of, or the Fund's interest with respect to, the securities owned by the Fund.

   5. Sell any securities "short," unless at all times when a short position is open the Fund owns an equal amount of the securities or of securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

   6. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

   7. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under agreements related to portfolio securities would be deemed to constitute such control or participation and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

   8. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

   9. Invest in interests in oil, gas, or other mineral exploration or development programs, except pursuant to the exercise by the Fund of its rights under agreements relating to portfolio securities.

  10. Purchase or sell real estate, commodities or commodity contracts, except to the extent that the securities that the Fund may invest in are considered to be interests in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to portfolio securities (in which case the Fund may liquidate real estate acquired as a result of a default on a mortgage), and except to the extent that Strategic Transactions the Fund may engage in are considered to be commodities or commodities contracts.


     The latter part of certain of the Fund's fundamental investment restrictions (i.e., the references to "as may otherwise be permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or
(iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time") provide the Fund with flexibility to change its limitations in connection with changes in applicable law, rules, regulations or exemptive relief. The language used in these restrictions provides the necessary flexibility to allow the Fund's Board to respond efficiently to these kinds of developments without the delay and expense of a shareholder meeting.


NON-FUNDAMENTAL POLICIES:


     The Fund has adopted the following operating policies which may be amended by its Board of Trustees. The Fund shall not:



     1. Invest in other investment companies in reliance on Section 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the 1940 Act.



     2. Invest 25% or more of its assets in a single industry, provided, however, that this limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company. (Neither the U.S. government nor any of its agencies or instrumentalities will be considered an industry for purposes of this restriction.)

                             TRUSTEES AND OFFICERS



     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.



                              INDEPENDENT TRUSTEES



                                                                                          NUMBER OF
                                               TERM OF                                     FUNDS IN
                                              OFFICE AND                                     FUND
                                 POSITION(S)  LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)          OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS             BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (62)               Trustee          +       Chairman and Chief Executive        72       Trustee/Director/
Blistex Inc.                                              Officer of Blistex Inc., a                   Managing General
1800 Swift Drive                                          consumer health care products                Partner of funds in
Oak Brook, IL 60523                                       manufacturer.                                the Fund Complex.
                                                                                                       Director of the
                                                                                                       Heartland Alliance, a
                                                                                                       nonprofit
                                                                                                       organization serving
                                                                                                       human needs based in
                                                                                                       Chicago. Board member
                                                                                                       of the Illinois
                                                                                                       Manufacturers'
                                                                                                       Association.

Jerry D. Choate (68)             Trustee          +       Prior to January 1999,              72       Trustee/Director/
33971 Selva Road                                          Chairman and Chief Executive                 Managing General
Suite 130                                                 Officer of the Allstate                      Partner of funds in
Dana Point, CA 92629                                      Corporation ("Allstate") and                 the Fund Complex.
                                                          Allstate Insurance Company.                  Director of H&R
                                                          Prior to January 1995,                       Block, Amgen Inc., a
                                                          President and Chief Executive                biotechnological
                                                          Officer of Allstate. Prior to                company, and Valero
                                                          August 1994, various                         Energy Corporation,
                                                          management positions at                      an independent
                                                          Allstate.                                    refining company.


                                                                                          NUMBER OF
                                               TERM OF                                     FUNDS IN
                                              OFFICE AND                                     FUND
                                 POSITION(S)  LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)          OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS             BY TRUSTEE   HELD BY TRUSTEE
Rod Dammeyer (66)                Trustee          +       President of CAC, L.L.C., a         72       Trustee/Director/
CAC, L.L.C.                                               private company offering                     Managing General
4350 LaJolla Village Drive                                capital investment and                       Partner of funds in
Suite 980                                                 management advisory services.                the Fund Complex.
San Diego, CA 92122-6223                                                                               Director of Quidel
                                                                                                       Corporation,
                                                                                                       Stericycle, Inc., and
                                                                                                       Ventana Medical
                                                                                                       Systems, Inc. and
                                                                                                       Trustee of The
                                                                                                       Scripps Research
                                                                                                       Institute. Prior to
                                                                                                       April 2007, Director
                                                                                                       of GATX Corporation.
                                                                                                       Prior to April 2004,
                                                                                                       Director of
                                                                                                       TheraSense, Inc.
                                                                                                       Prior to January
                                                                                                       2004, Director of
                                                                                                       TeleTech Holdings
                                                                                                       Inc. and Arris Group,
                                                                                                       Inc.

Linda Hutton Heagy++ (59)        Trustee          +       Managing Partner of Heidrick &      72       Trustee/Director/
Heidrick & Struggles                                      Struggles, an international                  Managing General
233 South Wacker Drive                                    executive search firm. Prior                 Partner of funds in
Suite 7000                                                to 1997, Partner of Ray &                    the Fund Complex.
Chicago, IL 60606                                         Berndtson, Inc., an executive                Trustee on the
                                                          recruiting firm. Prior to                    University of Chicago
                                                          1995, Executive Vice President               Hospitals Board, Vice
                                                          of ABN AMRO, N.A., a bank                    Chair of the Board of
                                                          holding company. Prior to                    the YMCA of
                                                          1990, Executive Vice President               Metropolitan Chicago
                                                          of The Exchange National Bank.               and a member of the
                                                                                                       Women's Board of the
                                                                                                       University of
                                                                                                       Chicago.

R. Craig Kennedy (55)            Trustee          +       Director and President of the       72       Trustee/Director/
1744 R Street, NW                                         German Marshall Fund of the                  Managing General
Washington, DC 20009                                      United States, an independent                Partner of funds in
                                                          U.S. foundation created to                   the Fund Complex.
                                                          deepen understanding, promote
                                                          collaboration and stimulate
                                                          exchanges of practical
                                                          experience between Americans
                                                          and Europeans. Formerly,
                                                          advisor to the Dennis Trading
                                                          Group Inc., a managed futures
                                                          and option company that
                                                          invests money for individuals
                                                          and institutions. Prior to
                                                          1992, President and Chief
                                                          Executive Officer, Director
                                                          and member of the Investment
                                                          Committee of the Joyce
                                                          Foundation, a private
                                                          foundation.

                                                                                          NUMBER OF
                                               TERM OF                                     FUNDS IN
                                              OFFICE AND                                     FUND
                                 POSITION(S)  LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)          OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS             BY TRUSTEE   HELD BY TRUSTEE

Howard J Kerr (71)               Trustee          +       Prior to 1998, President and        72       Trustee/Director/
14 Huron Trace                                            Chief Executive Officer of                   Managing General
Galena, IL 61036                                          Pocklington Corporation, Inc.,               Partner of funds in
                                                          an investment holding company.               the Fund Complex.
                                                                                                       Director of the Lake
                                                                                                       Forest Bank & Trust.
                                                                                                       Director of the
                                                                                                       Marrow Foundation.

Jack E. Nelson (71)              Trustee          +       President of Nelson Investment      72       Trustee/Director/
423 Country Club Drive                                    Planning Services, Inc., a                   Managing General
Winter Park, FL 32789                                     financial planning company and               Partner of funds in
                                                          registered investment adviser                the Fund Complex.
                                                          in the State of Florida.
                                                          President of Nelson Ivest
                                                          Brokerage Services Inc., a
                                                          member of the NASD, Securities
                                                          Investors Protection Corp. and
                                                          the Municipal Securities
                                                          Rulemaking Board. President of
                                                          Nelson Sales and Services
                                                          Corporation, a marketing and
                                                          services company to support
                                                          affiliated companies.

Hugo F. Sonnenschein (66)        Trustee          +       President Emeritus and              72       Trustee/Director/
1126 E. 59th Street                                       Honorary Trustee of the                      Managing General
Chicago, IL 60637                                         University of Chicago and the                Partner of funds in
                                                          Adam Smith Distinguished                     the Fund Complex.
                                                          Service Professor in the                     Trustee of the
                                                          Department of Economics at the               University of
                                                          University of Chicago. Prior                 Rochester and a
                                                          to July 2000, President of the               member of its
                                                          University of Chicago.                       investment committee.
                                                                                                       Member of the
                                                                                                       National Academy of
                                                                                                       Sciences, the
                                                                                                       American
                                                                                                       Philosophical Society
                                                                                                       and a fellow of the
                                                                                                       American Academy of
                                                                                                       Arts and Sciences.

                                                                                          NUMBER OF
                                               TERM OF                                     FUNDS IN
                                              OFFICE AND                                     FUND
                                 POSITION(S)  LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)          OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS             BY TRUSTEE   HELD BY TRUSTEE

Suzanne H. Woolsey, Ph.D. (65)   Trustee          +       Chief Communications Officer        72       Trustee/Director/
815 Cumberstone Road                                      of the National Academy of                   Managing General
Harwood, MD 20776                                         Sciences/National Research                   Partner of funds in
                                                          Council, an independent,                     the Fund Complex.
                                                          federally chartered policy                   Director of Fluor
                                                          institution, from 2001 to                    Corp., an
                                                          November 2003 and Chief                      engineering,
                                                          Operating Officer from 1993 to               procurement and
                                                          2001. Prior to 1993, Executive               construction
                                                          Director of the Commission on                organization, since
                                                          Behavioral and Social Sciences               January 2004.
                                                          and Education at the National                Director of
                                                          Academy of Sciences/National                 Intelligent Medical
                                                          Research Council. From 1980                  Devices, Inc., a
                                                          through 1989, Partner of                     symptom based
                                                          Coopers & Lybrand.                           diagnostic tool for
                                                                                                       physicians and
                                                                                                       clinical labs.
                                                                                                       Director of the
                                                                                                       Institute for Defense
                                                                                                       Analyses, a federally
                                                                                                       funded research and
                                                                                                       development center,
                                                                                                       Director of the
                                                                                                       German Marshall Fund
                                                                                                       of the United States,
                                                                                                       Director of the Rocky
                                                                                                       Mountain Institute
                                                                                                       and Trustee of
                                                                                                       California Institute
                                                                                                       of Technology and the
                                                                                                       Colorado College.



                              INTERESTED TRUSTEE*



                                                                                           NUMBER OF
                                            TERM OF                                         FUNDS IN
                                           OFFICE AND                                         FUND
                              POSITION(S)  LENGTH OF                                        COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)              OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS                 BY TRUSTEE   HELD BY TRUSTEE
Wayne W. Whalen* (67)         Trustee          +       Partner in the law firm of              72       Trustee/Director/
333 West Wacker Drive                                  Skadden, Arps, Slate, Meagher &                  Managing General
Chicago, IL 60606                                      Flom LLP, legal counsel to funds                 Partner of funds in
                                                       in the Fund Complex.                             the Fund Complex.
                                                                                                        Director of the
                                                                                                        Abraham Lincoln
                                                                                                        Presidential Library
                                                                                                        Foundation.


------------------------------------


+  See Table D below.



++ As indicated above, Ms. Heagy is an employee of Heidrick and Struggles, an international executive search firm ("Heidrick"). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been unrelated to Van Kampen's or Morgan Stanley's asset management businesses and have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley. Ms. Heagy does own common shares of Heidrick (representing less than 1% of Heidrick's outstanding common shares).



* Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

                                    OFFICERS



                                                     TERM OF
                                                    OFFICE AND
                                   POSITION(S)      LENGTH OF
NAME, AGE AND                       HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND           SERVED    DURING PAST 5 YEARS

Ronald E. Robison (68)          President and          +++      President of funds in the Fund Complex since September 2005
522 Fifth Avenue                Principal                       and Principal Executive Officer of funds in the Fund Complex
New York, NY 10036              Executive                       since May 2003. Managing Director of Van Kampen Advisors
                                Officer                         Inc. since June 2003. Director of Investor Services since
                                                                September 2002. Director of the Adviser, Van Kampen
                                                                Investments and Van Kampen Exchange Corp. since January
                                                                2005. Managing Director of Morgan Stanley and Morgan Stanley
                                                                & Co. Incorporated. Managing Director and Director of Morgan
                                                                Stanley Investment Management Inc. Chief Administrative
                                                                Officer, Managing Director and Director of Morgan Stanley
                                                                Investment Advisors Inc. and Morgan Stanley Services Company
                                                                Inc. Managing Director and Director of Morgan Stanley
                                                                Distributors Inc. and Morgan Stanley Distribution Inc. Chief
                                                                Executive Officer and Director of Morgan Stanley Trust.
                                                                Executive Vice President and Principal Executive Officer of
                                                                the Institutional and Retail Morgan Stanley Funds. Director
                                                                of Morgan Stanley SICAV. Previously, Chief Global Operations
                                                                Officer of Morgan Stanley Investment Management Inc. and
                                                                Executive Vice President of funds in the Fund Complex from
                                                                May 2003 to September 2005.

Dennis Shea (54)                Vice President         +++      Managing Director of Morgan Stanley Investment Advisors
522 Fifth Avenue                                                Inc., Morgan Stanley Investment Management Inc., the Adviser
New York, NY 10036                                              and Van Kampen Advisors Inc. Chief Investment
                                                                Officer--Global Equity of the same entities since February
                                                                2006. Vice President of Morgan Stanley Institutional and
                                                                Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006. Previously, Managing
                                                                Director and Director of Global Equity Research at Morgan
                                                                Stanley from April 2000 to February 2006.

J. David Germany (52)           Vice President         +++      Managing Director of Morgan Stanley Investment Advisors
20 Bank Street,                                                 Inc., Morgan Stanley Investment Management Inc., the Adviser
Canary Wharf                                                    and Van Kampen Advisors Inc. Chief Investment
London, GBR E14 4AD                                             Officer--Global Fixed Income of the same entities since
                                                                December 2005. Managing Director and Director of Morgan
                                                                Stanley Investment Management Ltd. Director of Morgan
                                                                Stanley Investment Management (ACD) Limited since December
                                                                2003. Vice President of Morgan Stanley Institutional and
                                                                Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006.

Amy R. Doberman (45)            Vice President         +++      Managing Director and General Counsel--U.S. Investment
522 Fifth Avenue                                                Management; Managing Director of Morgan Stanley Investment
New York, NY 10036                                              Management Inc., Morgan Stanley Investment Advisors Inc. and
                                                                the Adviser. Vice President of the Morgan Stanley
                                                                Institutional and Retail Funds since July 2004 and Vice
                                                                President of funds in the Fund Complex since August 2004.
                                                                Previously, Managing Director and General Counsel of
                                                                Americas, UBS Global Asset Management from July 2000 to July
                                                                2004 and General Counsel of Aeltus Investment Management,
                                                                Inc. from January 1997 to July 2000.

Stefanie V. Chang (40)          Vice President         +++      Executive Director of Morgan Stanley Investment Management
522 Fifth Avenue                and Secretary                   Inc. Vice President and Secretary of funds in the Fund
New York, NY 10036                                              Complex.

John L. Sullivan (51)           Chief Compliance       +++      Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza - Suite 100    Officer                         August 2004. Prior to August 2004, Director and Managing
P.O. Box 5555                                                   Director of Van Kampen Investments, the Adviser, Van Kampen
Oakbrook Terrace, IL 60181                                      Advisors Inc. and certain other subsidiaries of Van Kampen
                                                                Investments, Vice President, Chief Financial Officer and
                                                                Treasurer of funds in the Fund Complex and head of Fund
                                                                Accounting for Morgan Stanley Investment Management Inc.
                                                                Prior to December 2002, Executive Director of Van Kampen
                                                                Investments, the Adviser and Van Kampen Advisors Inc.

                                                     TERM OF
                                                    OFFICE AND
                                   POSITION(S)      LENGTH OF
NAME, AGE AND                       HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND           SERVED    DURING PAST 5 YEARS

Stuart N. Schuldt (45)          Chief Financial        +++      Executive Director of Morgan Stanley Investment Management
1 Parkview Plaza - Suite 100    Officer and                     Inc. since June 2007; Chief Financial Officer and Treasurer
P.O. Box 5555                   Treasurer                       of funds in the Fund Complex since June 2007. Prior to June
Oakbrook Terrace, IL 60181                                      2007, Senior Vice President of Northern Trust Company,
                                                                Treasurer and Principal Financial Officer of Northern Trust
                                                                U.S. mutual fund complex.


------------------------------------


+++ See Table E below.


COMPENSATION

     Each trustee/director/managing general partner (hereinafter referred to in this section as "trustee") who is not an affiliated person (as defined in the 1940 Act) of Van Kampen Investments, the Adviser or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to funds in the Fund Complex. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a deferred compensation plan to its Non-Affiliated Trustees that allows such trustees to defer receipt of their compensation until retirement and earn a return on such deferred amounts. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund. Deferring compensation has the same economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met. Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from the Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit per year for each of the 10 years following such retirement from the Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from the Fund.

     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE


                                                                Fund Complex
                                                ---------------------------------------------
                                                                 Aggregate
                                                 Aggregate       Estimated
                                                Pension or        Maximum           Total
                                                Retirement        Annual        Compensation
                                 Aggregate       Benefits      Benefits from       before
                                Compensation    Accrued as       the Fund       Deferral from
                                  from the        Part of      Complex Upon         Fund
             Name                 Trust(1)      Expenses(2)    Retirement(3)     Complex(4)
             ----               ------------    -----------    -------------    -------------
INDEPENDENT TRUSTEES
David C. Arch                     $17,577        $ 35,373        $105,000         $259,418
Jerry D. Choate                    17,602          80,600         105,000          254,394
Rod Dammeyer                       17,577          64,051         105,000          259,418
Linda Hutton Heagy                 17,602          25,769         105,000          254,394
R. Craig Kennedy                   17,602          18,372         105,000          254,394
Howard J Kerr                      17,577         140,735         143,750          259,418
Jack E. Nelson                     15,770          92,953         105,000          238,523
Hugo F. Sonnenschein               17,577          64,671         105,000          259,418
Suzanne H. Woolsey                 17,602          57,060         105,000          254,394

INTERESTED TRUSTEE
Wayne W. Whalen                    17,577          67,997         105,000          259,418


------------------------------------


(1) The amounts shown in this column represent the aggregate compensation before deferral from all operating series of the Trust during the fiscal year ended March 31, 2007. The details of aggregate compensation before deferral for each operating series of the Trust during the fiscal year ended March 31, 2007 are shown in Table A below. The details of compensation deferred for each operating series of the Trust during the fiscal year ended March 31, 2007 are shown in Table B below. The details of cumulative deferred compensation (including interest) for each operating series of the Trust as of March 31, 2007 are shown in Table C below. The deferred compensation plan is described above the Compensation Table.



(2) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating funds in the Fund Complex for each of the trustees for the funds' respective fiscal years ended in 2006. The retirement plan is described above the Compensation Table.


(3) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex as of the date of this Statement of Additional Information for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The retirement plan is described above the Compensation Table. Each trustee has served as a member of the Board of Trustees since the year set forth in Table D below.


(4) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2006 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund

    Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

                                    TABLE A

                  FISCAL YEAR 2007 AGGREGATE COMPENSATION FROM

                           THE TRUST AND EACH SERIES


                                                                       INDEPENDENT TRUSTEES
                                     FISCAL    --------------------------------------------------------------------
             FUND NAME              YEAR-END    ARCH     CHOATE    DAMMEYER    HEAGY    KENNEDY    KERR     NELSON
             ---------              --------    ----     ------    --------    -----    -------    ----     ------
Aggressive Growth Fund.............   3/31     $ 3,084   $ 3,087   $ 3,084    $ 3,087   $3,087    $ 3,084   $ 2,858
Asset Allocation Conservative
 Fund..............................   3/31         469       469       469        469      469        469       469
Asset Allocation Moderate Fund.....   3/31         471       471       471        471      471        471       471
Asset Allocation Growth Fund.......   3/31         471       471       471        471      471        471       471
Core Equity Fund*..................   3/31           0         0         0          0        0          0         0
Disciplined Small Cap Value Fund...   3/31           0         0         0          0        0          0         0
Leaders Fund.......................   3/31       1,570     1,572     1,570      1,572    1,572      1,570     1,343
Mid Cap Growth Fund................   3/31       2,938     2,942     2,938      2,942    2,942      2,938     2,713
Select Growth Fund.................   3/31       1,528     1,531     1,528      1,531    1,531      1,528     1,302
Small Cap Growth Fund..............   3/31       1,814     1,817     1,814      1,817    1,817      1,814     1,588
Small Cap Value Fund...............   3/31       1,867     1,870     1,867      1,870    1,870      1,867     1,641
Small Company Growth Fund*.........   3/31           0         0         0          0        0          0         0
Utility Fund.......................   3/31       1,577     1,581     1,577      1,581    1,581      1,577     1,352
Value Opportunities Fund...........   3/31       1,788     1,791     1,788      1,791    1,791      1,788     1,562
                                               -------   -------   --------   -------   -------   -------   -------
 Equity Trust Total................            $17,577   $17,602   $17,577    $17,602   $17,602   $17,577   $15,770

                                                              INTERESTED
                                      INDEPENDENT TRUSTEES     TRUSTEE
                                     ----------------------   ----------
             FUND NAME               SONNENSCHEIN   WOOLSEY     WHALEN
             ---------               ------------   -------     ------
Aggressive Growth Fund.............    $ 3,084      $3,087     $ 3,084
Asset Allocation Conservative
 Fund..............................        469         469         469
Asset Allocation Moderate Fund.....        471         471         471
Asset Allocation Growth Fund.......        471         471         471
Core Equity Fund*..................          0           0           0
Disciplined Small Cap Value Fund...          0           0           0
Leaders Fund.......................      1,570       1,572       1,570
Mid Cap Growth Fund................      2,938       2,942       2,938
Select Growth Fund.................      1,528       1,531       1,528
Small Cap Growth Fund..............      1,814       1,817       1,814
Small Cap Value Fund...............      1,867       1,870       1,867
Small Company Growth Fund*.........          0           0           0
Utility Fund.......................      1,577       1,581       1,577
Value Opportunities Fund...........      1,788       1,791       1,788
                                     ------------   -------   ----------
 Equity Trust Total................    $17,577      $17,602    $17,577


------------------------------------


* Had not commenced investment operations as of March 31, 2007.


                                    TABLE B


             FISCAL YEAR 2007 AGGREGATE COMPENSATION DEFERRED FROM

                           THE TRUST AND EACH SERIES


                                                                                                                  INTERESTED
                                                                     INDEPENDENT TRUSTEES                          TRUSTEE
                                      FISCAL    ---------------------------------------------------------------   ----------
             FUND NAME               YEAR-END   CHOATE    DAMMEYER    HEAGY    KENNEDY   NELSON    SONNENSCHEIN     WHALEN
             ---------               --------   ------    --------    -----    -------   ------    ------------     ------
Aggressive Growth Fund.............    3/31     $ 3,087   $ 3,084    $ 3,087   $1,544    $ 2,858     $ 3,084       $ 3,084
Asset Allocation Conservative
  Fund.............................    3/31         469       469        469      235        469         469           469
Asset Allocation Moderate Fund.....    3/31         471       471        471      236        471         471           471
Asset Allocation Growth Fund.......    3/31         471       471        471      236        471         471           471
Core Equity Fund*..................    3/31           0         0          0        0          0           0             0
Disciplined Small Cap Value Fund...    3/31           0         0          0        0          0           0             0
Leaders Fund.......................    3/31       1,572     1,570      1,572      786      1,343       1,570         1,570
Mid Cap Growth Fund................    3/31       2,942     2,938      2,942    1,471      2,713       2,938         2,938
Select Growth Fund.................    3/31       1,531     1,528      1,531      766      1,302       1,528         1,528
Small Cap Growth Fund..............    3/31       1,817     1,814      1,817      909      1,588       1,814         1,814
Small Cap Value Fund...............    3/31       1,870     1,867      1,870      935      1,641       1,867         1,867
Small Company Growth Fund*.........    3/31           0         0          0        0          0           0             0
Utility Fund.......................    3/31       1,581     1,577      1,581      791      1,352       1,577         1,577
Value Opportunities Fund...........    3/31       1,791     1,788      1,791      896      1,562       1,788         1,788
                                                -------   --------   -------   -------   -------   ------------   ----------
  Equity Trust Total...............             $17,602   $17,577    $17,602   $8,805    $15,770     $17,577       $17,577


------------------------------------


* Had not commenced investment operations as of March 31, 2007.

                                    TABLE C

                        CUMULATIVE COMPENSATION DEFERRED
                 (PLUS INTEREST) FROM THE TRUST AND EACH SERIES


                                                                  CURRENT INDEPENDENT TRUSTEES
                                     FISCAL    ------------------------------------------------------------------
FUND NAME                           YEAR-END    CHOATE    DAMMEYER    HEAGY     KENNEDY    NELSON    SONNENSCHEIN
---------                           --------    ------    --------    -----     -------    ------    ------------
Aggressive Growth Fund.............   3/31     $ 24,128   $ 9,767    $ 28,830   $12,403   $ 38,744     $11,302
Asset Allocation Conservative
 Fund..............................   3/31          477       474         480      242         475         482
Asset Allocation Moderate Fund.....   3/31          479       476         482      243         477         484
Asset Allocation Growth Fund.......   3/31          479       476         482      243         477         484
Core Equity Fund*..................   3/31            0         0           0        0           0           0
Disciplined Small Cap Value Fund...   3/31            0         0           0        0           0           0
Leaders Fund.......................   3/31        1,684     1,669       1,722      866       1,428       1,728
Mid Cap Growth Fund................   3/31       21,907     8,822      24,729   11,616      34,144      10,479
Select Growth Fund.................   3/31       12,766     5,641      12,711    3,723      12,654       6,667
Small Cap Growth Fund..............   3/31       10,201     5,602      10,323    2,611      10,216       6,565
Small Cap Value Fund...............   3/31       12,903     6,154      12,505    3,677      12,678       7,214
Small Company Growth Fund*.........   3/31            0         0           0        0           0           0
Utility Fund.......................   3/31       12,626     5,473      18,504   22,891      48,242       6,452
Value Opportunities Fund...........   3/31        9,313     5,588       9,501    2,014       9,370       6,549
                                               --------   --------   --------   -------   --------   ------------
 Equity Trust Total................            $106,963   $50,142    $120,269   $60,529   $168,905     $58,406

                                                                    CURRENT
                                         FORMER INDEPENDENT        INTERESTED
                                              TRUSTEES              TRUSTEE
                                     ---------------------------   ----------
FUND NAME                            BRANAGAN    REES     SISTO      WHALEN
---------                            --------    ----     -----      ------
Aggressive Growth Fund.............  $11,949    $    0   $ 3,945    $ 33,902
Asset Allocation Conservative
 Fund..............................        0         0         0         477
Asset Allocation Moderate Fund.....        0         0         0         479
Asset Allocation Growth Fund.......        0         0         0         479
Core Equity Fund*..................        0         0         0           0
Disciplined Small Cap Value Fund...        0         0         0           0
Leaders Fund.......................        0         0         0       1,689
Mid Cap Growth Fund................    9,648       226     3,173      29,798
Select Growth Fund.................    2,628         0       222      13,084
Small Cap Growth Fund..............    1,474         0         0      10,630
Small Cap Value Fund...............    2,582         0       530      13,012
Small Company Growth Fund*.........        0         0         0           0
Utility Fund.......................    7,996     1,979     4,199      30,239
Value Opportunities Fund...........    1,057         0         0       9,787
                                     --------   ------   -------   ----------
 Equity Trust Total................  $37,334    $2,205   $12,069    $143,576


------------------------------------


* Had not commenced investment operations as of March 31, 2007.


                                    TABLE D

          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST


                                                                                                                       INTERESTED
                                                                INDEPENDENT TRUSTEES                                    TRUSTEE
                                 -----------------------------------------------------------------------------------   ----------
           FUND NAME             ARCH   CHOATE   DAMMEYER   HEAGY   KENNEDY   KERR   NELSON   SONNENSCHEIN   WOOLSEY     WHALEN
           ---------             ----   ------   --------   -----   -------   ----   ------   ------------   -------     ------
Aggressive Growth Fund.........  2003    1999      2003     1996     1996     2003    1996        2003        1999        1996
Asset Allocation Conservative
  Fund.........................  2006    2006      2006     2006     2006     2006    2006        2006        2006        2006
Asset Allocation Moderate
  Fund.........................  2006    2006      2006     2006     2006     2006    2006        2006        2006        2006
Asset Allocation Growth Fund...  2006    2006      2006     2006     2006     2006    2006        2006        2006        2006
Core Equity Fund*..............  2007    2007      2007     2007     2007     2007    2007        2007        2007        2007
Disciplined Small Cap Value
  Fund.........................  2006    2006      2006     2006     2006     2006    2006        2006        2006        2006
Leaders Fund...................  2005    2005      2005     2005     2005     2005    2005        2005        2005        2005
Mid Cap Growth Fund............  2003    1999      2003     1995     1995     2003    1999        1999        1999        1995
Select Growth Fund.............  2003    2000      2003     2000     2000     2003    2000        2000        2000        2000
Small Cap Growth Fund..........  2003    2000      2003     2000     2000     2003    2000        2003        2000        2000
Small Cap Value Fund...........  2003    1999      2003     1999     1999     2003    1999        2003        1999        1999
Small Company Growth Fund*.....  2003    2000      2003     2000     2000     2003    2000        2003        2000        2000
Utility Fund...................  2003    1999      2003     1995     1993     2003    1993        2003        1999        1993
Value Opportunities Fund.......  2003    2001      2003     2001     2001     2003    2001        2003        2001        2001


------------------------------------


* Had not commenced investment operations as of March 31, 2007.

                                    TABLE E

          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST


                                                                                          OFFICERS
                                                              ----------------------------------------------------------------
FUND NAME                                                     CHANG   DOBERMAN   GERMANY   ROBISON   SCHULDT   SHEA   SULLIVAN
---------                                                     -----   --------   -------   -------   -------   ----   --------
Aggressive Growth Fund......................................  2003      2004      2006      2003      2007     2006     1996
Asset Allocation Conservative Fund..........................  2006      2006      2006      2006      2007     2006     2006
Asset Allocation Moderate Fund..............................  2006      2006      2006      2006      2007     2006     2006
Asset Allocation Growth Fund................................  2006      2006      2006      2006      2007     2006     2006
Core Equity Fund*...........................................  2007      2007      2007      2007      2007     2007     2007
Disciplined Small Cap Value Fund............................  2006      2006      2006      2006      2007     2006     2006
Leaders Fund................................................  2005      2005      2006      2005      2007     2005     2005
Mid Cap Growth Fund.........................................  2003      2004      2006      2003      2007     2006     1996
Select Growth Fund..........................................  2003      2004      2006      2003      2007     2006     2000
Small Cap Growth Fund.......................................  2003      2004      2006      2003      2007     2006     2000
Small Cap Value Fund........................................  2003      2004      2006      2003      2007     2006     1999
Small Company Growth Fund*..................................  2003      2004      2006      2003      2007     2006     2000
Utility Fund................................................  2003      2004      2006      2003      2007     2006     1996
Value Opportunities Fund....................................  2003      2004      2006      2003      2007     2006     2001


------------------------------------


* Had not commenced investment operations as of March 31, 2007.


BOARD COMMITTEES

     The Board of Trustees has three standing committees (an audit committee, a brokerage and services committee and a governance committee). Each committee is comprised solely of "Independent Trustees", which is defined for purposes herein as trustees who: (1) are not "interested persons" of the Fund as defined by the 1940 Act and (2) are "independent" of the Fund as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards.

     The Board's audit committee consists of Jerry D. Choate, Rod Dammeyer and
R. Craig Kennedy. In addition to being Independent Trustees as defined above, each of these trustees also meets the additional independence requirements for audit committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The audit committee makes recommendations to the Board of Trustees concerning the selection of the Fund's independent registered public accounting firm, reviews with such independent registered public accounting firm the scope and results of the Fund's annual audit and considers any comments which the independent registered public accounting firm may have regarding the Fund's financial statements, accounting records or internal controls. The Board of Trustees has adopted a formal written charter for the audit committee which sets forth the audit committee's responsibilities. The audit committee has reviewed and discussed the financial statements of the Fund with management as well as with the independent registered public accounting firm of the Fund, and discussed with the independent registered public accounting firm the matters required to be discussed under the Statement of Auditing Standards No. 61. The audit committee has received the written disclosures and the letter from the independent registered public accounting firm required under Independence Standards Board Standard No. 1 and has discussed with the independent registered public accounting firm its independence. Based on this review, the audit committee recommended to the Board of Trustees of the Fund that the Fund's audited financial statements be included in the Fund's annual report to shareholders for the most recent fiscal year for filing with the SEC.

     The Board's brokerage and services committee consists of Linda Hutton Heagy, Hugo F. Sonnenschein and Suzanne H. Woolsey. The brokerage and services committee reviews the Fund's allocation of brokerage transactions and soft-dollar practices and reviews the transfer agency and shareholder servicing arrangements with Investor Services.

     The Board's governance committee consists of David C. Arch, Howard J Kerr and Jack E. Nelson. In addition to being Independent Trustees as defined above, each of these trustees also meets the additional independence requirements for nominating committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The governance committee identifies individuals qualified to serve as Independent Trustees on the Board and on committees of the Board, advises the Board with respect to Board composition, procedures and committees, develops and recommends to the Board a set of corporate governance principles applicable to the Fund, monitors corporate governance matters and makes recommendations to the Board, and acts as the administrative committee with respect to Board policies and procedures, committee policies and procedures and codes of ethics. The Independent Trustees of the Fund select and nominate any other nominee Independent Trustees for the Fund. While the Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board of Trustees as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below.


     During the Fund's last fiscal year, the Board of Trustees held 8 meetings. During the Fund's last fiscal year, the audit committee of the Board held 7 meetings, the brokerage and services committee of the Board held 4 meetings and the governance committee of the Board held 2 meetings.


SHAREHOLDER COMMUNICATIONS

     Shareholders may send communications to the Board of Trustees. Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for such trustee above. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

SHARE OWNERSHIP


     Excluding deferred compensation balances as described in the Compensation Table, as of December 31, 2006, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of the Trust beneficially owned equity securities of each series of the Trust and all of the funds in the Fund Complex overseen by the trustee in the dollar range amounts specified below.


                2006 TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES


INDEPENDENT TRUSTEES

DOLLAR RANGE OF EQUITY                                                 TRUSTEES
SECURITIES IN EACH                   ----------------------------------------------------------------------------
SERIES OF THE TRUST                     ARCH      CHOATE    DAMMEYER    HEAGY       KENNEDY      KERR     NELSON
----------------------                  ----      ------    --------    -----       -------      ----     ------
Aggressive Growth Fund.............     none       none      none        none     $1-$10,000     none      none
Asset Allocation Conservative
 Fund..............................     none       none      none        none        none        none      none
Asset Allocation Moderate Fund.....     none       none      none        none        none        none      none
Asset Allocation Growth Fund.......     none       none      none        none        none        none      none
Core Equity Fund*..................     none       none      none        none        none        none      none
Disciplined Small Cap Value
 Fund*.............................     none       none      none        none        none        none      none
Leaders Fund.......................     none       none      none        none     $1-$10,000     none      none
Mid Cap Growth Fund................     none       none      none        none     $1-$10,000     none      none
Select Growth Fund.................     none       none      none        none     $1-$10,000     none      none
Small Cap Growth Fund..............     none       none      none        none      $50,001-      none      none
                                                                                   $100,000
Small Cap Value Fund...............     none       none      none        none      $10,001-      none      none
                                                                                    $50,000
Small Company Growth Fund*.........     none       none      none        none        none        none      none
Utility Fund.......................     none       none      none        none        none        none      none
Value Opportunities Fund...........   $10,001-     none      none        none      $50,001-      none      none
                                      $50,000                                      $100,000

AGGREGATE DOLLAR RANGE OF EQUITY
 SECURITIES IN ALL REGISTERED
 INVESTMENT COMPANIES OVERSEEN BY
 TRUSTEE IN THE FUND COMPLEX.......     over      $10,001-   over      $50,001-      over         $1-       $1-
                                      $100,000    $50,000   $100,000   $100,000    $100,000     $10,000   $10,000

DOLLAR RANGE OF EQUITY                      TRUSTEES
SECURITIES IN EACH                   -----------------------
SERIES OF THE TRUST                  SONNENSCHEIN   WOOLSEY
----------------------               ------------   -------
Aggressive Growth Fund.............     none          none
Asset Allocation Conservative
 Fund..............................     none          none
Asset Allocation Moderate Fund.....     none          none
Asset Allocation Growth Fund.......     none          none
Core Equity Fund*..................     none          none
Disciplined Small Cap Value
 Fund*.............................     none          none
Leaders Fund.......................     none          none
Mid Cap Growth Fund................     none          none
Select Growth Fund.................     none          none
Small Cap Growth Fund..............     none          none
Small Cap Value Fund...............     none          none
Small Company Growth Fund*.........     none          none
Utility Fund.......................     none          none
Value Opportunities Fund...........     none          none

AGGREGATE DOLLAR RANGE OF EQUITY
 SECURITIES IN ALL REGISTERED
 INVESTMENT COMPANIES OVERSEEN BY
 TRUSTEE IN THE FUND COMPLEX.......   $50,001-        over
                                       $100,000     $100,000


INTERESTED TRUSTEE


                                                                   TRUSTEE
                                                               ---------------
DOLLAR RANGE OF EQUITY SECURITIES IN EACH SERIES OF THE TRUST      WHALEN
-------------------------------------------------------------      ------
Aggressive Growth Fund......................................   $10,001-$50,000
Asset Allocation Conservative Fund..........................     $1-$10,000
Asset Allocation Moderate Fund..............................     $1-$10,000
Asset Allocation Growth Fund................................     $1-$10,000
Core Equity Fund*...........................................        none
Disciplined Small Cap Value Fund*...........................        none
Leaders Fund................................................   $10,001-$50,000
Mid Cap Growth Fund.........................................        none
Select Growth Fund..........................................        none
Small Cap Growth Fund.......................................     $1-$10,000
Small Cap Value Fund........................................   $10,001-$50,000
Small Company Growth Fund*..................................        none
Utility Fund................................................     $1-$10,000
Value Opportunities Fund....................................     $1-$10,000
AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED
  INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN THE FUND
  COMPLEX...................................................    over $100,000


------------------------------------


* Had not commenced investment operations as of December 31, 2006.



     Including deferred compensation balances (which are amounts deferred and thus retained by each Fund as described in the Compensation Table), as of December 31, 2006, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of the Trust had in the aggregate, combining beneficially owned equity securities and deferred compensation of each series of the Trust and of all of the funds in the Fund Complex overseen by the trustee, the dollar range amounts specified below.


          2006 TRUSTEE BENEFICIAL OWNERSHIP AND DEFERRED COMPENSATION


INDEPENDENT TRUSTEES

DOLLAR RANGE OF EQUITY SECURITIES AND                             TRUSTEES
DEFERRED COMPENSATION IN EACH SERIES   --------------------------------------------------------------
OF THE TRUST                             ARCH       CHOATE      DAMMEYER       HEAGY        KENNEDY
-------------------------------------    ----       ------      --------       -----        -------
Aggressive Growth Fund...............  $50,001-      none         none          none      $1-$10,000
                                       $100,000
Asset Allocation Conservative Fund...    none        none         none          none         none
Asset Allocation Moderate Fund.......    none        none         none          none         none
Asset Allocation Growth Fund.........    none        none         none          none         none
Core Equity Fund*....................    none        none         none          none         none
Disciplined Small Cap Value Fund*....    none        none         none          none         none
Leaders Fund.........................    none        none         none          none      $1-$10,000
Mid Cap Growth Fund..................    none        none         none          none      $1-$10,000
Select Growth Fund...................    none        none         none          none      $1-$10,000
Small Cap Growth Fund................    none        none         none          none       $50,001-
                                                                                           $100,000
Small Cap Value Fund.................    none        none         none          none       $10,001-
                                                                                            $50,000
Small Company Growth Fund*...........    none        none         none          none         none
Utility Fund.........................    none        none         none          none         none
Value Opportunities Fund.............  $10,001-      none         none          none       $50,001-
                                       $50,000                                             $100,000

AGGREGATE DOLLAR RANGE OF EQUITY
 SECURITIES AND DEFERRED COMPENSATION
 IN ALL REGISTERED INVESTMENT
 COMPANIES OVERSEEN BY TRUSTEE IN THE
 FUND COMPLEX........................    over        over         over          over         over
                                       $100,000    $100,000     $100,000      $100,000     $100,000

DOLLAR RANGE OF EQUITY SECURITIES AND                        TRUSTEES
DEFERRED COMPENSATION IN EACH SERIES   -----------------------------------------------------
OF THE TRUST                              KERR         NELSON     SONNENSCHEIN     WOOLSEY
-------------------------------------     ----         ------     ------------     -------
Aggressive Growth Fund...............     none          over         none           none
                                                      $100,000
Asset Allocation Conservative Fund...     none          none         none           none
Asset Allocation Moderate Fund.......     none          none         none           none
Asset Allocation Growth Fund.........     none          none         none           none
Core Equity Fund*....................     none          none         none           none
Disciplined Small Cap Value Fund*....     none          none         none           none
Leaders Fund.........................     none          none         none           none
Mid Cap Growth Fund..................     none          none         none           none
Select Growth Fund...................     none          none         none           none
Small Cap Growth Fund................     none          none         none           none
Small Cap Value Fund.................     none          none         none           none
Small Company Growth Fund*...........     none          none         none           none
Utility Fund.........................     none          none         none           none
Value Opportunities Fund.............     none          none         none           none

AGGREGATE DOLLAR RANGE OF EQUITY
 SECURITIES AND DEFERRED COMPENSATION
 IN ALL REGISTERED INVESTMENT
 COMPANIES OVERSEEN BY TRUSTEE IN THE
 FUND COMPLEX........................     over          over         over           over
                                        $100,000      $100,000      $100,000      $100,000


INTERESTED TRUSTEE


                                                                                TRUSTEE
DOLLAR RANGE OF EQUITY SECURITIES AND DEFERRED COMPENSATION IN EACH SERIES  ---------------
OF THE TRUST                                                                    WHALEN
--------------------------------------------------------------------------      ------
Aggressive Growth Fund.............................................         $10,001-$50,000
Asset Allocation Conservative Fund.................................           $1-$10,000
Asset Allocation Moderate Fund.....................................           $1-$10,000
Asset Allocation Growth Fund.......................................           $1-$10,000
Core Equity Fund*..................................................              none
Disciplined Small Cap Value Fund*..................................              none
Leaders Fund.......................................................         $10,001-$50,000
Mid Cap Growth Fund................................................              none
Select Growth Fund.................................................              none
Small Cap Growth Fund..............................................           $1-$10,000
Small Cap Value Fund...............................................         $10,001-$50,000
Small Company Growth Fund*.........................................              none
Utility Fund.......................................................           $1-$10,000
Value Opportunities Fund...........................................           $1-$10,000

AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES AND DEFERRED COMPENSATION IN
  ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN THE FUND
  COMPLEX..........................................................          over $100,000


------------------------------------


* Had not commenced investment operations as of December 31, 2006.

     As of July 2, 2007, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.


CODE OF ETHICS

     The Fund, the Adviser and the Distributor have adopted a Code of Ethics (the "Code of Ethics") that sets forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by the Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or other Van Kampen funds, or that such employees take unfair advantage of their relationship with the Fund. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other reporting matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of the Fund or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                         INVESTMENT ADVISORY AGREEMENT

     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement the Fund's investment objective. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, renders periodic reports to the Fund's Board of Trustees and permits its officers and employees to serve without compensation as trustees or officers of the Fund if elected to such positions. The Fund, however, bears the costs of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement.

     The Advisory Agreement also provides that, in the event the expenses of the Fund for any fiscal year exceed the most restrictive expense limitation applicable in any jurisdiction in which the Fund's shares are qualified for offer and sale (excluding any expenses permitted to be excluded from the computation under applicable law or regulation), the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the fiscal year.

ADVISORY FEES


                                                      FISCAL YEAR ENDED MARCH 31,
                                                 --------------------------------------
                                                    2007         2006          2005
                                                 ----------   -----------   -----------
The Adviser received the approximate advisory
  fees of......................................  $8,825,600   $10,110,700   $10,496,100


LITIGATION INVOLVING THE ADVISER


     The Adviser and one of the investment companies advised by the Adviser are named as defendants in a class action complaint generally alleging that the defendants breached their duties of care to long-term shareholders of the investment company by valuing portfolio securities at the closing prices of the foreign exchanges on which they trade without accounting for significant market information that became available after the close of the foreign exchanges but before calculation of net asset value. As a result, the complaint alleges, short-term traders were able to exploit stale pricing information to capture arbitrage profits that diluted the value of shares held by long-term investors. The complaint seeks unspecified compensatory damages, punitive damages, fees and costs. On October 16, 2006, pursuant to an order of the United States Supreme Court finding a lack of appellate jurisdiction, the federal court of appeals vacated a prior order of the federal district court dismissing the case with prejudice, and remanded the case to the Illinois state court where it had been filed. In November 2006, defendants again removed the case to the federal district court based on intervening authority. In December 2006, plaintiff moved to remand the case back to Illinois state court. In May 2007, the district court entered an order staying proceedings in the case pending developments in similar cases currently on appeal to the federal court of appeals. While defendants believe that they have meritorious defenses, the ultimate outcome of this matter is not presently determinable at this stage in the litigation.


                                FUND MANAGEMENT

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS


     As of March 31, 2007, Gary Lewis managed seven registered investment companies with a total of approximately $6.1 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.



     As of March 31, 2007, Dudley Brickhouse managed seven registered investment companies with a total of approximately $6.1 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.



     As of March 31, 2007, Janet Luby managed seven registered investment companies with a total of approximately $6.1 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

     As of March 31, 2007, Matthew Hart managed seven registered investment companies with a total of approximately $6.1 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.



     As of March 31, 2007, Scott Miller managed six registered investment companies with a total of approximately $6.0 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.



     Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The portfolio managers of the Fund do not currently manage assets for other investment companies, pooled investment vehicles or other accounts that charge a performance fee. In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser's employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.


PORTFOLIO MANAGER COMPENSATION STRUCTURE

     Portfolio managers receive a combination of base compensation and discretionary compensation, comprised of a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

     BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

     DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

     Discretionary compensation can include:

     - Cash Bonus;


     - Morgan Stanley's Long-Term Incentive Compensation Program awards -- a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards or other investments based on Morgan Stanley common stock that are subject to vesting and other conditions;



     - Investment Management Alignment Plan (IMAP) awards -- a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated funds they manage that are included in the IMAP fund menu;


     - Voluntary Deferred Compensation Plans -- voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

     Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:


     - Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against an appropriate securities market index (or indices) for the funds/accounts managed by the portfolio manager. In the case of the Fund, the Fund's investment performance is measured against the Russell Midcap(R) Growth Index and against appropriate rankings or ratings prepared by Morningstar Inc. or similar independent services which monitor Fund performance. Other funds/accounts managed by the same portfolio manager may be measured against this same index and same rankings or ratings, if appropriate, or against other indices and other rankings or ratings that are deemed more appropriate given the size and/or style of such funds/accounts as set forth in such funds'/accounts' disclosure materials and guidelines. The assets managed by the portfolio managers in funds, pooled investment vehicles and other accounts are described in "Other Accounts Managed by the Portfolio Managers" above. Generally, the greatest weight is placed on the three- and five-year periods.


     - Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

     - Contribution to the business objectives of the Adviser.

     - The dollar amount of assets managed by the portfolio manager.

     - Market compensation survey research by independent third parties.

     - Other qualitative factors, such as contributions to client objectives.


     - Performance of Morgan Stanley and Morgan Stanley Investment Management Inc., and the overall performance of the investment team(s) of which the portfolio manager is a member.


SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS


     As of March 31, 2007, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:



     Gary M. Lewis--$500,001-$1 million;


     Dudley Brickhouse--$50,001-$100,000;


     Janet Luby--$100,001-$500,000;


     Matthew Hart--$10,001-$50,000;

     Scott Miller--$10,001-$50,000.

                                OTHER AGREEMENTS


ACCOUNTING SERVICES AGREEMENT

     The Fund has entered into an accounting services agreement pursuant to which the Adviser provides accounting services to the Fund supplementary to those provided by the custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. The Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.

LEGAL SERVICES AGREEMENT

     The Fund and certain other Van Kampen funds have entered into legal services agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of each fund's minute books and records, preparation and oversight of each fund's regulatory reports and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the funds for such services is made on a cost basis for the salary and salary-related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.

CHIEF COMPLIANCE OFFICER EMPLOYMENT AGREEMENT

     The Fund has entered into an employment agreement with John Sullivan and Morgan Stanley pursuant to which Mr. Sullivan, an employee of Morgan Stanley, serves as Chief Compliance Officer of the Fund and other Van Kampen funds. The Fund's Chief Compliance Officer and his staff are responsible for administering the compliance policies and procedures of the Fund and other Van Kampen funds. The Fund reimburses Morgan Stanley for the costs and expenses of such services, including compensation and benefits, insurance, occupancy and equipment, information processing and communication, office services, conferences and travel, postage and shipping. The Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.

FUND PAYMENTS PURSUANT TO THESE AGREEMENTS


                                                        FISCAL YEAR ENDED
                                                            MARCH 31,
                                                  ------------------------------
                                                    2007       2006       2005
                                                    ----       ----       ----
Pursuant to these agreements, Morgan Stanley or
  its affiliates have received from the Fund
  approximately*................................  $158,900   $169,200   $125,300


------------------------------------

* The Fund began accruing expenses under the Chief Compliance Officer Employment Agreement on July 15, 2004.

                            DISTRIBUTION AND SERVICE

     The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. The approximate total underwriting commissions on the sale of shares of the Fund for the last three fiscal years are shown in the chart below.


                                                                Total            Amounts
                                                             Underwriting      Retained by
                                                             Commissions       Distributor
                                                             ------------      -----------
Fiscal year ended March 31, 2007.......................       $  659,200         $ 94,700
Fiscal year ended March 31, 2006.......................       $  853,200         $114,800
Fiscal year ended March 31, 2005.......................       $1,167,400         $146,300

     With respect to sales of Class A Shares of the Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLE

                                                     Total Sales Charge
                                                  -------------------------         Reallowed
                                                  As % of       As % of Net        To Dealers
                  Size of                         Offering        Amount            As a % of
                 Investment                        Price         Invested        Offering Price
------------------------------------------------------------------------------------------------
Less than $50,000...........................       5.75%           6.10%              5.00%
$50,000 but less than $100,000..............       4.75%           4.99%              4.00%
$100,000 but less than $250,000.............       3.75%           3.90%              3.00%
$250,000 but less than $500,000.............       2.75%           2.83%              2.25%
$500,000 but less than $1,000,000...........       2.00%           2.04%              1.75%
$1,000,000 or more..........................           *               *                  *
------------------------------------------------------------------------------------------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within eighteen months of the purchase. The eighteen-month period ends on the first business day of the nineteenth month after the purchase date. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million. No commission will be paid on such investments by retirement plans of the type described in the Class A Shares, Class B Shares and Class C Shares Prospectus in the section entitled "Purchase of Shares--Other Purchase Programs--Net asset value purchase options" option (7). Authorized dealers will be eligible to receive the ongoing service fee with respect to such shares commencing in the second year following purchase. Proceeds from the distribution and service fees paid by the Fund during the first twelve months are paid to the Distributor and are used by the Distributor to defray its distribution and service related expenses.

     With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.

     Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally receive from the Distributor ongoing distribution fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares annually, commencing in the second year after purchase.

     With respect to Class I Shares, there are no sales charges paid by investors. Commissions or transaction fees may be paid by the Distributor to authorized dealers.

     With respect to Class R Shares, there are no sales charges paid by investors and no commissions or transaction fees paid to authorized dealers. Distribution fees on Class R Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's Class R Shares. With respect to Class R Shares, the authorized dealers generally receive from the Distributor the ongoing distribution fees of up to 0.50% of the average daily net assets of the Fund's Class R Shares.

     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares, Class C Shares and Class R Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also adopted a service plan (the "Service Plan") with respect to each of its Class A Shares, Class B Shares, Class C Shares and Class R Shares. There is no distribution plan or service plan in effect for Class I Shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans." The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each such class of shares in connection with the distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor of each such class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

     Certain financial intermediaries may be prohibited under law from providing certain underwriting or distribution services. If a financial intermediary was prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a financial intermediary would result in any material adverse consequences to the Fund.

     The Distributor must submit quarterly reports to the Fund's Board of Trustees setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the trustees, and also by a vote of the disinterested trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the trustees and also by the disinterested trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested trustees or by a vote of a majority of the outstanding voting shares of such class.

     For Class A Shares and Class R Shares in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the amount of the Distributor's actual expenses incurred during such year less, with respect to Class A Shares only, any deferred sales charges it received during such year (the "actual net expenses") or (ii) the distribution and service fees at the rates specified in the Prospectus applicable to that class of shares (the "plan fees"). Therefore, to the extent the Distributor's actual net expenses in a given year are less than the plan fees for such year, the Fund only pays the actual net expenses. Alternatively, to the extent the Distributor's actual net expenses in a given year exceed the plan fees for such year, the Fund only pays the plan fees for such year. For Class A Shares and Class R Shares, there is no carryover of any unreimbursed actual net expenses to succeeding years.

     The Plans for Class B Shares and Class C Shares are similar to the Plans for Class A Shares and Class R Shares, except that any actual net expenses which exceed plan fees for a given year are carried forward and are eligible for payment in future years by the Fund so long as the Plans remain in effect. Thus, for each of the Class B Shares and Class C Shares, in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the applicable amount of the Distributor's actual net expenses incurred during such year for such class of shares plus any actual net expenses from prior years that are still unpaid by the Fund for such class of shares or (ii) the applicable plan fees for such class of shares. Except as may be mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed actual net expenses may be carried forward (on a Fund level basis). These unreimbursed actual net expenses may or may not be recovered through plan fees or contingent deferred sales charges in future years.

     Because of fluctuations in net asset value, the plan fees with respect to a particular Class B Share or Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class.


     As of March 31, 2007, there were approximately $2,355,200 and $80,100 of unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares, respectively, representing approximately 1% and less than 1% of the Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Plans are terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.


     Because the Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares.


     For the fiscal year ended March 31, 2007, the Fund's aggregate expenses paid under the Plans for Class A Shares were $1,308,128 or 0.25% of the Class A Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for distributing and servicing Class A Shareholders and for administering the Class A Share Plans. For the fiscal year ended March 31, 2007, the Fund's aggregate expenses paid under the Plans for Class B Shares were $3,773,380 or 1.00% of the Class B Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $2,830,538 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B Shares of the Fund and $942,842 for fees paid to financial intermediaries for servicing Class B Shareholders and administering the Class B Share Plans. For the fiscal year ended March 31, 2007, the Fund's aggregate expenses paid under the Plans for Class C Shares were $605,618 or 1.00% of the Class C Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $39,373 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C Shares of the Fund and $566,245 for fees paid to financial intermediaries for servicing Class C Shareholders and administering the Class C Share Plans. For the fiscal year ended March 31, 2007, the Fund paid $0 under the Plans for Class R Shares.


     In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature.


     The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co.") and certain other authorized dealers in connection with the sale or retention of Fund shares and/or shareholder servicing. For example, the Adviser or the Distributor may pay additional compensation to Morgan Stanley & Co. and to other authorized dealers for the purpose of promoting the sale of Fund shares, providing the Fund and other Van Kampen funds with "shelf space" or a higher profile with the authorized dealer's financial advisors and consultants, placing the Fund and other Van Kampen funds on the authorized dealer's preferred or recommended fund list, granting the Distributor access to the authorized dealer's financial advisors and consultants, providing assistance in training and educating the authorized dealer's personnel, furnishing marketing support and other specified services, maintaining share balances and/or for sub-accounting, administrative or transaction processing services. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Van Kampen funds), amount of assets invested by the authorized dealer's customers (which could include current or aged assets of the Fund and/or some or all other Van Kampen funds), the Fund's advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Adviser and/or Distributor.


     With respect to Morgan Stanley & Co. financial advisers and intermediaries, these payments currently include the following amounts: (1) for Class A Shares, Class B Shares and Class C Shares and Class R Shares for which the Adviser and/or the Distributor are not engaged in revenue sharing with a 401(k) platform provider (excluding shares, if any, held by participants in the Morgan Stanley Fund Solution(SM) Program, the Morgan Stanley Personal Portfolio(SM) Program and Morgan Stanley Corporate Retirement Solutions), (a) an amount equal to 0.11% of the value (at the time of sale) of gross sales of such Fund shares and (b) an ongoing annual fee in an amount up to 0.03% of the value of such Fund shares held (to the extent assets held by Morgan Stanley & Co. accounts in certain Van Kampen Funds exceed $600 million); (2) for Class I Shares (excluding sales through Morgan Stanley Fund Solution(SM) Program, Morgan Stanley Funds Portfolio Architect(SM) Program, the Morgan Stanley Personal Portfolio(SM) Program and Morgan Stanley Corporate Retirement Solutions), an ongoing annual fee in an amount up to 0.05% of the value of such shares held; and (3) for shares sold through 401(k) platforms in Morgan Stanley Corporate Retirement Solutions, an ongoing annual fee in an amount up to 0.20% of the value of such Fund shares held.


     With respect to other authorized dealers, these payments currently include the following amounts: (1) other than sales through 401(k) platforms, (a) an amount up to 0.25% of the value (at the time of sale) of gross sales of Fund shares and/or (b) an ongoing annual fee in an amount up to 0.13% of the value of such Fund shares; and (2) for shares sold through 401(k) platforms, an ongoing annual fee in an amount up to 0.20% of the value of such Fund shares held. You should review carefully any disclosure by your authorized dealer as to its compensation.


     The prospect of receiving, or the receipt of, such compensation, as described above, by Morgan Stanley & Co. or other authorized dealers may provide Morgan Stanley & Co. or other authorized dealers, and their representatives or employees, with an incentive to favor sales of shares of the Fund over other investment options with respect to which Morgan Stanley & Co. or an authorized dealer does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.


     The Distributor has entered into agreements with the following firms whereby certain shares of the Fund will be offered pursuant to such firms' retirement plan alliance program(s): (i) Fidelity Investments Institutional Operations Company, Inc., (ii) Fidelity Brokerage Services, Inc. & National Financial Services Corporation, (iii) First Union National Bank, (iv) Great West Life & Annuity Insurance Company/BenefitsCorp Equities, Inc., (v) Hewitt Associates, LLC, (vi) Huntington Bank, (vii) AMVESCAP

Retirement, Inc., (viii) Lincoln National Life Insurance Company, (ix) Merrill Lynch Pierce, Fenner & Smith Incorporated, (x) Morgan Stanley DW Inc., (xi) National Deferred Compensation, Inc., (xii) Nationwide Investment Services Corporation, (xiii) Wells Fargo Bank, N.A. on behalf of itself and its Affiliated Banks, (xiv) The Prudential Insurance Company of America, (xv) Delaware Charter Guarantee & Trust under the trade name of Trustar(SM) Retirement Services, (xvi) Union Bank of California, N.A., (xvii) Vanguard Marketing Corporation (a wholly owned subsidiary of the Vanguard Group Inc.), (xviii) Buck Consultants, Inc., (xix) American Century Retirement Plan Services,
(xx) Key Bank, N.A., (xxi) Franklin Templeton, Inc., (xxii) SunGard Institutional Brokerage Inc., (xxiii) Putnam Fiduciary Trust Company, (xxiv) GoldK Investment Services, Inc., (xxv) Union Bank of California, N.A., (xxvi) ABN AMRO Trust Services Co., (xxvii) Northern Trust Retirement Consulting, LLC., (xxviii) MetLife Securities, Inc., (xxix) ExpertPlan, (xxx) Hartford Life Insurance Company, (xxxi) Hartford Securities Distribution Company, Inc., (xxxii) JPMorgan Retirement Plan Services LLC, (xxxiii) Massachusetts Mutual Life Insurance Company, (xxxiv) Reliance Trust Company and (xxxv) The Princeton Retirement Group, Inc. Trustees and other fiduciaries of retirement plans seeking to invest in multiple fund families through a broker-dealer retirement plan alliance program should contact the firms mentioned above for further information concerning the program(s) including, but not limited to, minimum size and operational requirements, as well as the ability to purchase Class A Shares at net asset value or the availability of other share classes.


                                 TRANSFER AGENT

     The Fund's transfer agent, shareholder service agent and dividend disbursing agent is Van Kampen Investor Services Inc. The transfer agency fees are determined through negotiations with the Fund and are approved by the Fund's Board of Trustees. The transfer agency fees are based on competitive benchmarks.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard are subject to review by the Fund's Board of Trustees.


     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. In selecting among firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. In certain instances, the Adviser may instruct certain broker-dealers to pay for research services provided by executing brokers or third party research providers, which are selected independently by the Adviser. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund. To the extent that the Adviser receives these services from broker-dealers, it will not have to pay for these services itself.



     The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms (and futures commission merchants) affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.


     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.


     Certain broker-dealers (and futures commission merchants), through which the Fund may effect securities (or futures) transactions, are affiliated persons (as defined in the 1940 Act) of the Fund or affiliated persons of such affiliates, including Morgan Stanley or its subsidiaries. The Fund's Board of Trustees has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities or instruments during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission paid to affiliated brokers.


     Unless otherwise described below, the Fund paid no commissions to affiliated brokers during the last three fiscal years. The Fund paid the following commissions to brokers during the fiscal years shown:



                                                                          Affiliated
                                                                           Brokers
                                                                          ----------
                                                                            Morgan
                                                                All        Stanley
                                                              Brokers       & Co.
Commissions Paid:                                             -------      -------
  Fiscal year ended March 31, 2007........................  $3,159,023     $142,201
  Fiscal year ended March 31, 2006........................  $4,179,374     $255,534
  Fiscal year ended March 31, 2005........................  $5,818,416     $353,414
Fiscal Year 2007 Percentages:
  Commissions with affiliate to total commissions......................       4.50%
  Value of brokerage transactions with affiliate to total
     transactions......................................................       1.20%



     During the fiscal year ended March 31, 2007, the Fund paid $2,597,192 in brokerage commissions on transactions totaling $2,405,061,009 to brokers selected primarily on the basis of research services provided to the Adviser.


                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectuses captioned "Shareholder Services."

INVESTMENT ACCOUNT

     Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectuses and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Van Kampen funds will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends and systematic purchases or redemptions. Additional shares may be purchased at any time through authorized dealers or by mailing a check and detailed instructions directly to Investor Services.

SHARE CERTIFICATES

     Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon an exchange or redemption of the shares represented by the certificate. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds Inc., c/o Investor Services, PO Box 947, Jersey City, New Jersey 07303-0947, requesting an "Affidavit of Loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate the fee for replacing the lost certificate equal to no more than 1.50% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.

RETIREMENT PLANS

     Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor.

AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS


     Shareholders can use ACH to have redemption proceeds up to $50,000 deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. To utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application form. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services or by calling (800) 847-2424.


DIVIDEND DIVERSIFICATION


     A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 847-2424, to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any of the Participating Funds (as defined in the Prospectuses) so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested. Distributions are invested into the selected

Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.

SYSTEMATIC WITHDRAWAL PLAN


     A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $5,000 or more at the next determined net asset value per share at the time the plan is established. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which any capital gain or loss will be recognized. The plan holder may arrange for periodic checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan and may be established on a form made available by the Fund. See "Shareholder
Services -- Retirement Plans."



     Class B Shareholders and Class C Shareholders (as well as Class A Shareholders subject to a contingent deferred sales charge) who establish a systematic withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the plan is established.


     Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gain dividends on shares held in accounts with systematic withdrawal plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days' notice to its shareholders.

REINSTATEMENT PRIVILEGE


     A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of any Participating Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of any Participating Fund with credit given for any contingent deferred sales charge paid on the amount of shares reinstated from such redemption, provided that such shareholder has not previously exercised this reinstatement privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the contingent deferred sales charge (if any) to subsequent redemptions. Reinstatements are made at the net asset value per share (without a sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Participating

Fund into which shareholders desire to reinstate their net proceeds of a redemption of shares of the Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in eligible retirement plans for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Participating Fund are available for sale. There is no reinstatement privilege for Class I Shares or Class R Shares of the Fund. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event regardless of whether the shareholder reinstates all or any portion of the net proceeds of the redemption. Any such loss may be disallowed, to the extent of the reinstatement, under the so-called "wash sale" rules if the reinstatement occurs within 30 days after such redemption. In that event, the shareholder's tax basis in the shares acquired pursuant to the reinstatement will be increased by the amount of the disallowed loss, and the shareholder's holding period for such shares will include the holding period for the redeemed shares.


                              REDEMPTION OF SHARES

     Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays;
(b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.


     In addition, if the Fund's Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such in-kind securities.


                    CONTINGENT DEFERRED SALES CHARGE-CLASS A

     As described in the Fund's Class A Shares, Class B Shares and Class C Shares Prospectus under "Purchase of Shares -- Class A Shares," there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge ("CDSC-Class A") may be imposed on certain redemptions made within eighteen months of purchase. For purposes of the CDSC-Class A, when shares of a Participating Fund are exchanged for shares of another Participating Fund, the purchase date for the shares acquired by exchange will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares being redeemed first are any shares in the shareholder's account not subject to a CDSC-Class A, followed by shares held the longest in the shareholder's account. The CDSC-Class A is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no CDSC-Class A is imposed on increases in net asset value above the initial purchase price. In addition, no CDSC-Class A is assessed on shares derived from reinvestment of dividends or capital gain dividends.

                  WAIVER OF CONTINGENT DEFERRED SALES CHARGES

     As described in the Fund's Class A Shares, Class B Shares and Class C Shares Prospectus under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge ("CDSC-Class B and C"). The CDSC-Class A (defined above) and CDSC-Class B and C are waived on redemptions in the circumstances described below:

REDEMPTION UPON DEATH OR DISABILITY


     The Fund will waive the CDSC-Class A and the CDSC-Class B and C on redemptions following the death or disability of a Class A Shareholder, a Class B Shareholder or a Class C Shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class A or the CDSC-Class B and C.



     In cases of death or disability, the CDSC-Class A and the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class A and the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.


REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS

     The Fund will waive the CDSC-Class A and the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The CDSC-Class A and the CDSC-Class B and C will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class A or CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The CDSC-Class A and the CDSC-Class B and C also will be waived on any redemption which results from the return of an excess contribution or other contribution pursuant to Internal Revenue Code Section 408(d)(4) or (5), the return of excess contributions or excess deferral amounts pursuant to Code
Section 401(k)(8) or 402(g)(2) or the financial hardship of the employee pursuant to U.S. Treasury regulation Section 1.401(k)-1(d)(2). In addition, the CDSC-Class A and the CDSC-Class B and C will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

     The Fund does not intend to waive the CDSC-Class A or the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.

REDEMPTION PURSUANT TO THE FUND'S SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in the Fund. Under the systematic withdrawal plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds sent to the designated payee of record. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan.


     The amount of the shareholder's investment in the Fund at the time the plan is established with respect to the Fund is hereinafter referred to as the "initial account balance." If the initial account balance is $1 million or more and the shareholder purchased Class A Shares without a sales charge, those Class A Shares will, in most instances, be subject to a CDSC-Class A if redeemed within eighteen months of their date of purchase. However, if the shareholder participates in a systematic withdrawal program as described herein, any applicable CDSC-Class A will be waived on those Class A Shares. The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class A and CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the systematic withdrawal plan and the ability to offer the systematic withdrawal plan.


NO INITIAL COMMISSION OR TRANSACTION FEE

     The Fund will waive the CDSC-Class A in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of Class A Shares. The Fund will waive the CDSC-Class B and C in certain 401(k) plans in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of Class B Shares and Class C Shares. See "Purchase of Shares -- Waiver of Contingent Deferred Sales Charge" in the Class A Shares, Class B Shares and Class C Shares Prospectus.

INVOLUNTARY REDEMPTIONS OF SHARES

     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Class A Shares, Class B Shares and Class C Shares Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. The Fund will waive the CDSC-Class A and the CDSC-Class B and C upon such involuntary redemption.

REDEMPTION BY ADVISER

     The Fund may waive the CDSC-Class A and the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

                                    TAXATION

FEDERAL INCOME TAXATION OF THE FUND

     The Trust and each of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets.


     If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss), and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders and designated as capital gain dividends.


     To avoid a nondeductible 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), and (iii) any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

     If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.


     Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain or "qualified dividend income" into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash,
(v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and/or (vii) produce income that will not qualify as good income for purposes of the annual gross income requirement that the Fund must meet to be treated as a regulated investment company. The Fund intends to monitor its transactions and may make certain tax elections or take other actions to mitigate the effect of these provisions and prevent disqualification of the Fund as a regulated investment company.


PASSIVE FOREIGN INVESTMENT COMPANIES

     The Fund may invest in non-U.S. corporations that could be classified as "passive foreign investment companies" as defined for federal income tax purposes. For federal income tax purposes, such an investment may, among other things, cause the Fund to recognize income or gain without a corresponding receipt of cash, to incur an interest charge on taxable income that is deemed to have been deferred and/or to recognize ordinary income that would otherwise have been treated as capital gain.

DISTRIBUTIONS TO SHAREHOLDERS

     Distributions of the Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder (assuming such shares are held as a capital asset).

     Current law provides for reduced U.S. federal income tax rates on (i) long-term capital gains received by individuals and (ii) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rates for capital gains generally apply to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and cease to apply for taxable years beginning after December 31, 2010. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2010. Fund shareholders, as well as the Fund itself, must also satisfy certain holding period and other requirements in order for the reduced rate for dividends to apply. Because the Fund intends to invest primarily in common stocks and other equity securities, a portion of the ordinary income dividends paid by the Fund should be eligible for the reduced rate applicable to "qualified dividend income." No assurance can be given as to what percentage of the ordinary income dividends paid by the Fund will consist of "qualified dividend income." To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains. For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below.

     Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The tax basis of such shares will equal their fair market value on the distribution date.


     Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements (401(k) plans) and other tax-exempt entities, generally are exempt from U.S. federal income taxation except with respect to their unrelated business taxable income ("UBTI"). To the extent that the Fund invests in residual interests of a real estate mortgage investment conduit ("REMIC") or in a REIT that invests in REMIC residual interests, a portion of the Fund's income that is attributable to these residual interests (and which is referred to in the Code as an "excess inclusion") will be subject to U.S. federal income tax in all events. Treasury regulations that have yet to be issued in final form are expected to provide that excess inclusion income of regulated investment companies, such as the Fund, will be allocated through the Fund to its shareholders in proportion to the dividends received by such shareholders, with the same consequences as if the Fund shareholders had held the related REMIC residual interests directly. In general, excess inclusion income allocated to tax-exempt shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute UBTI to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a Non-U.S. Shareholder (as defined below), will not qualify for any reduction in U.S. federal withholding tax. Tax-exempt shareholders and Non-U.S. Shareholders should consult their tax advisors about the implications of these rules on their particular tax situations.


     The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Some portion of the distributions from the Fund may be eligible for the corporate dividends received deduction if the Fund receives qualifying dividends during the year and if certain requirements of the Code are satisfied.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the nondeductible 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

     Income from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions. Such taxes will not be deductible or creditable by shareholders. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

     Certain foreign currency gains or losses attributable to currency exchange rate fluctuations are treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) the Fund's income available for distribution. If, under the rules governing the tax treatment of foreign currency gains and losses, the Fund's income available for distribution is decreased or eliminated, all or a portion of the dividends declared by the Fund may be treated for federal income tax purposes as a return of capital, or in some circumstances, as capital gains. Generally, a shareholder's tax basis in Fund shares will be reduced to the extent that an amount distributed to such shareholder is treated as a return of capital.

SALE OF SHARES

     The sale of shares (including transfers in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the maximum tax rates applicable to capital gains, see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

CAPITAL GAINS RATES

     Under current law, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in the Fund is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2010). The maximum long-term capital gains rate for corporations is 35%.

WITHHOLDING ON PAYMENTS TO NON-U.S. SHAREHOLDERS

     For purposes of this and the following paragraphs, a "Non-U.S. Shareholder" shall include any shareholder who is not:

     - an individual who is a citizen or resident of the United States;

     - a corporation or partnership created or organized under the laws of the United States or any state or political subdivision thereof;

     - an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

     - a trust that (i) is subject to the primary supervision of a U.S. court and which has one or more U.S. fiduciaries who have the authority to control all substantial decisions of the trust, or (ii) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

     A Non-U.S. Shareholder generally will be subject to withholding of U.S. federal income tax at a 30% rate (or lower applicable treaty rate), rather than backup withholding (discussed below), on dividends from the Fund (other than capital gain dividends, interest-related dividends, short-term capital gain dividends and dividends attributable to the sale or disposition of U.S. real property interests) that are not "effectively connected" with a U.S. trade or business carried on by such shareholder, provided that the shareholder furnishes to the Fund a properly completed Internal Revenue Service ("IRS") Form W-8BEN certifying the shareholder's non-United States status.

     Under current law, the Fund may pay "interest-related dividends" and "short-term capital gain dividends" to Non-U.S. Shareholders without having to withhold on such dividends at the 30% rate. The amount of interest related dividends that the Fund may pay each year is limited to the amount of qualified interest income received by the Fund during that year, less the amount of the Fund's expenses properly allocable to such interest income. "Qualified interest income" includes among other items, interest paid on debt obligations of a U.S. issuer and interest paid on deposits with U.S. banks, subject to certain exceptions. The amount of short-term capital gain dividends that the Fund may pay each year generally is limited to the excess of the Fund's net short-term capital gains over its net long-term capital losses, without any reduction for the Fund's expenses allocable to such gains (with exceptions for certain gains). The exemption from 30% withholding tax for "short-term capital gain dividends" does not apply with respect to Non-U.S. Shareholders that are present in the United States for more than 182 days during the taxable year. Also, the exemption for "short-term capital gain dividends" does not apply to the extent a dividend is attributable to gains from U.S. real property interests (including shares of stock of REITs or other corporations that are treated as U.S. real property holding corporations for U.S. federal income tax purposes). If the Fund's income for a taxable year includes "qualified interest income" or net short-term capital gains, the Fund may designate dividends as "interest-related dividends" or "short-term capital gain dividends" by written notice mailed to Non-U.S. Shareholders not later than 60 days after the close of the Fund's taxable year. These provisions apply to dividends paid by the Fund with respect to the Fund's taxable years beginning on or after January 1, 2005 and will cease to apply to dividends paid by the Fund with respect to the Fund's taxable years beginning after December 31, 2007.


     Non-effectively connected capital gain dividends and gains realized from the sale of shares generally will not be subject to U.S. federal income tax in the case of (i) a Non-U.S. Shareholder that is a corporation and (ii) an individual Non-U.S. Shareholder who is not present in the United States for more than 182 days during the taxable year (assuming that certain other conditions are met). However, certain Non-U.S. Shareholders may nonetheless be subject to backup withholding and information reporting on capital gain dividends and redemption proceeds paid to them upon the sale of their shares. See "Backup Withholding" and "Information Reporting" below.


     If income from the Fund or gains realized from the sale of shares are effectively connected with a Non-U.S. Shareholder's U.S. trade or business, then such amounts will not be subject to the 30% withholding described above, but rather will be subject to U.S. federal income tax on a net basis at the tax rates applicable to U.S. citizens and residents or domestic corporations. To establish that income from the Fund or gains realized from the sale of shares are effectively connected with a U.S. trade or business, a Non-U.S. Shareholder must provide the Fund with a properly completed IRS Form W-8ECI certifying that such amounts are effectively connected with the Non-U.S. Shareholder's U.S. trade or business. Non-U.S. Shareholders that are corporations may also be subject to an additional "branch profits tax" with respect to income from the Fund that is effectively connected with a U.S. trade or business.


     The Fund may invest in securities of REITs or corporations that invest significantly in real property and are treated as "United States real property holding corporations" for U.S. federal income tax purposes. The Foreign Investment in Real Property Tax Act of 1980 ("FIRPTA") subjects a non-United States person to U.S. federal income tax on gain from the disposition of interests in U.S. real property as if such person were a United States person. Such gain is sometimes referred to as "FIRPTA gain." If the Fund recognizes FIRPTA gain from the sale or other disposition of REIT securities or securities of any other "United States real property holding corporation" (as defined in the Code), or receives a distribution from a REIT that is attributable to the REIT's sale of "United States real property interests" (as defined in the Code), then a portion of the Fund's distributions to its Non-U.S. Shareholders will be attributable to such FIRPTA gain. The Fund may be required to withhold U.S. withholding tax at a rate of 35% from distributions to its Non-U.S. Shareholders that are attributable to the Fund's receipt of FIRPTA gain distributions from a REIT in which the Fund invests. The Fund also may be required to withhold from distributions to its Non-U.S. Shareholders that are attributable to the Fund's own recognition of FIRPTA gain (e.g., from the Fund's sale of United States real property interests). Non-U.S. Shareholders who receive such distributions may be required to pay tax on such distributions at regular graduated rates applicable to United States persons and file a non-resident U.S. federal income tax return. While the Fund intends to make every effort to identify and pass through any FIRPTA gain that it receives from its investments in REITs (or that it recognizes directly), and to make any required withholdings on distributions of this income paid directly to Non-U.S. Shareholders, intermediaries who have assumed tax reporting responsibilities on managed omnibus accounts may not have the capacity to identify Non-U.S. Shareholders who are paid distributions attributable to FIRPTA gain and to properly withhold U.S. federal income taxes on these distributions. Non-U.S. Shareholders of these accounts should consult their investment representatives and tax advisers about any additional tax that may be due on FIRPTA gain.


     The tax consequences to a Non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. To claim tax treaty benefits, Non-U.S. Shareholders will be required to provide the Fund with a properly completed IRS Form W-8BEN certifying their entitlement to the benefits. In addition, in certain cases where payments are made to a Non-U.S. Shareholder that is a partnership or other pass-through entity, both the entity and the persons holding an interest in the entity will need to provide certification. For example, an individual Non-U.S. Shareholder who holds shares in the Fund through a non-U.S. partnership must provide an IRS Form W-8BEN to claim the benefits of an applicable tax treaty. Non-U.S. Shareholders are advised to consult their advisers with respect to the tax implications of purchasing, holding and disposing of shares of the Fund.

BACKUP WITHHOLDING

     The Fund may be required to withhold federal income tax at a rate of 28% (through 2010) ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends paid to a shareholder (other than a Non-U.S. Shareholder that properly certifies its non-United States status) if (i) the shareholder fails to properly furnish the Fund with its correct taxpayer identification number or to certify its non-U.S. status (in the case of a Non-U.S. Shareholder), (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that the taxpayer identification number provided is correct, that the shareholder is not subject to backup withholding and that the shareholder is a U.S. person (as defined for U.S. federal income tax purposes). Redemption proceeds may be subject to backup withholding under the circumstances described in (i) above.

     Generally, dividends paid to Non-U.S. Shareholders that are subject to the 30% federal income tax withholding described above under "Withholding on Payments to Non-U.S. Shareholders" are not subject to backup withholding. To avoid backup withholding on capital gain dividends, interest-related dividends, short-term capital gain dividends and redemption proceeds from the sale of shares, Non-U.S. Shareholders must provide a properly completed IRS Form W-8BEN certifying their non-United States status.

     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

INFORMATION REPORTING


     The Fund must report annually to the IRS and to each shareholder (other than a Non-U.S. Shareholder that properly certifies its non-United States status) the amount of dividends, capital gain dividends and redemption proceeds paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such amounts. In the case of a Non-U.S. Shareholder, the Fund must report to the IRS and such shareholder the amount of dividends, capital gain dividends, interest-related dividends, short-term capital gain dividends and redemption proceeds paid that are subject to withholding (including backup withholding, if any) and the amount of tax withheld, if any, with respect to such amounts. This information may also be made available to the tax authorities in the Non-U.S. Shareholder's country of residence.


GENERAL

     The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

                                FUND PERFORMANCE

     From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one-year, five-year and ten-year periods (or life of the Fund, if shorter). Other total return quotations, aggregate or average, over other time periods may also be included.

     The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge for Class A Shares); that all income dividends or capital gain dividends during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends or capital gain dividends paid by the Fund or to reflect that 12b-1 fees may have changed over time.

     Average annual total return quotations are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

     Total return is calculated separately for Class A Shares, Class B Shares, Class C Shares, Class I Shares and Class R Shares of the Fund. Total return figures for Class A Shares include the maximum sales charge. Total return figures for Class B Shares and Class C Shares include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each class of shares will differ.

     The after-tax returns of the Fund may also be advertised or otherwise reported. This is generally calculated in a manner similar to the computation of average annual total returns discussed above, except that the calculation also reflects the effect of taxes on returns.

     The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares. Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.

     From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.

     From time to time, the Fund's marketing materials may include an update from the portfolio manager or the Adviser and a discussion of general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top sector holdings and largest holdings. Materials may also mention how the Distributor believes the Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten-year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of whether shareholders purchased their funds' shares in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The performance of the funds purchased by investors in the Dalbar study and the conclusions based thereon are not necessarily indicative of future performance of such funds or conclusions that may result from similar studies in the future. The Fund may also be marketed on the internet.

     In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, the Dow Jones Industrial Average, Standard & Poor's indices, NASDAQ Composite Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking or rating services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce the Fund's performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.

     The Fund may also utilize performance information in hypothetical illustrations. For example, the Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.

     The Fund's Annual Report and Semiannual Report contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge from our web site at www.vankampen.com or by calling or writing the Fund at the telephone number or address printed on the cover of this Statement of Additional Information.

     The results shown below are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objective and policies as well as the risks incurred in the Fund's investment practices.

CLASS A SHARES


     The Fund's average annual total return, assuming payment of the maximum sales charge, for Class A Shares of the Fund for (i) the one-year period ended March 31, 2007 was -6.19, (ii) the five-year period ended March 31, 2007 was 5.00% and (iii) the ten-year period from May 29, 1996 (commencement of distribution of Class A Shares of the Fund) to March 31, 2007 was 10.61%.



     The Fund's cumulative non-standardized total return, including payment of the maximum sales charge, with respect to Class A Shares from May 29, 1996 (commencement of distribution of Class A Shares of the Fund) to March 31, 2007 was 135.34%.



     The Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to Class A Shares from May 29, 1996 (commencement of distribution of Class A Shares of the Fund) to March 31, 2007 was 149.81%.


CLASS B SHARES

     The Fund's average annual total return for Class B Shares listed below reflects the conversion of such shares into Class A Shares. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically converted to Class A Shares six years after the end of the calendar month in which the shares were purchased. Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased.

     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class B Shares of the Fund for (i) the one-year period ended March 31,

2007 was -6.26%, (ii) the five-year period ended March 31, 2007 was 5.17% and
(iii) the ten-year period from May 29, 1996 (commencement of distribution of Class B Shares of the Fund) to March 31, 2007 was 10.58%.



     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to Class B Shares from May 29, 1996 (commencement of distribution of Class B Shares of the Fund) to March 31, 2007 was 134.80%.



     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to Class B Shares from May 29, 1996 (commencement of distribution of Class B Shares of the Fund) to March 31, 2007 was 134.80%.


CLASS C SHARES


     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class C Shares of the Fund for (i) the one-year period ended March 31, 2007 was -2.25%, (ii) the five-year period ended March 31, 2007 was 5.43% and (iii) the ten-year period from May 29, 1996 (commencement of distribution of Class C Shares of the Fund) to March 31, 2007 was 10.43%.



     The Fund's cumulative non-standardized total return for Class C Shares listed below reflects the conversion of such shares into Class A Shares. Class C Shares purchased before January 1, 1997, including Class C Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares were purchased.



     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to Class C Shares from May 29, 1996 (commencement of distribution of Class C Shares of the Fund) to March 31, 2007 was 131.84%.



     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to Class C Shares from May 29, 1996 (commencement of distribution of Class C Shares of the Fund) to March 31, 2007 was 131.84%.


CLASS I SHARES


     The Fund's average annual total return for Class I Shares of the Fund for
(i) the one-year period ended March 31, 2007 was -0.29%, (ii) the five-year period ended March 31, 2007 was 6.50% and (iii) the approximately six-year, five-month period from October 16, 2000 (commencement of distribution of Class I Shares of the Fund) to March 31, 2007 was -7.06%.



     The Fund's cumulative non-standardized total return with respect to Class I Shares from October 16, 2000 (commencement of distribution of Class I Shares of the Fund) to March 31, 2007 was -37.64%.

CLASS R SHARES


     In reports or other communications to shareholders or in advertising material for Class R Shares, the Fund may include historical performance information reflecting the following method of calculation: (a) for periods prior to the commencement of distribution of Class R Shares, a restated figure based on Class A Shares which has been adjusted to exclude the effect of the Class A Shares' maximum sales charge and to reflect the Class R Shares' distribution and service fees of up to 0.50%, which are higher than Class A Shares, and (b) for periods after the commencement of distribution of Class R Shares, actual Class R Share performance. According to this method of calculation, the Fund's average annual total return for Class R Shares of the Fund for (i) the one-year period ended March 31, 2007 was -0.71%, (ii) the five-year period ended March 31, 2007 was 5.98%, (iii) the ten-year period ended March 31, 2007 was 10.99%; and the Fund's cumulative non-standardized total return, with respect to Class R Shares, from May 29, 1996 (commencement of distribution of Class A Shares of the Fund) to March 31, 2007 was 143.16%.


                               OTHER INFORMATION

DISCLOSURE OF PORTFOLIO HOLDINGS

     The Fund's Board of Trustees and the Adviser have adopted policies and procedures regarding disclosure of portfolio holdings information (the "Policy"). Pursuant to the Policy, information concerning the Fund's portfolio holdings may be disclosed only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the fiduciary duties owed by the Fund and the Adviser to the Fund's shareholders. The Fund and the Adviser may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or any affiliated person of the Adviser) in connection with the disclosure of portfolio holdings information of the Fund. The Fund's Policy is implemented and overseen by the Portfolio Holdings Review Committee (the "PHRC"), which is described in more detail below.

     Public Portfolio Holdings Information Disclosure Policy. Portfolio holdings information will be deemed public when it has been posted to the Fund's public web site. On its public web site, the Fund currently makes available:

     - Calendar Quarters: Complete portfolio holdings as of the end of each calendar quarter disclosed with a minimum lag time of 30 calendar days.

     - Monthly: Top 10 (or top 15) largest portfolio holdings as of the end of each month disclosed with a minimum lag time of 15 business days.

The Fund provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its Semiannual and Annual Reports, and for the first and third fiscal quarters in its filings with the SEC on Form N-Q.

     Non-Public Portfolio Holdings Information Policy. All portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is considered non-public portfolio holdings information for the purposes of the Policy. Pursuant to the Policy, disclosing non-public portfolio holdings information to third parties may occur only when the Fund has a legitimate business purpose for doing so and the recipients of such information are subject to a duty of confidentiality, which prohibits such recipients from disclosing or trading on the basis of the non-public portfolio holdings information. Any disclosure of non-public portfolio holdings information made to third parties must be approved by both the Fund's Board of Trustees (or a designated committee thereof) and the PHRC. The Policy provides for disclosure of non-public portfolio holdings information to certain pre-authorized categories of entities, executing broker-dealers and shareholders, in each case under specific restrictions and limitations described below, and the Policy provides a process for approving any other entities.

     Pre-Authorized Categories. Pursuant to the Policy, the Fund may disclose non-public portfolio holdings information to certain third parties who fall within pre-authorized categories. These third parties include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers, and service providers, provided that the third party expressly agrees to maintain the non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information. Subject to the terms and conditions of any agreement between the Adviser or the Fund and the third party, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply. In addition, persons who owe a duty of trust or confidence to the Fund or the Adviser (including legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement. The PHRC is responsible for monitoring and reporting on such entities to the Fund's Board of Trustees. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the material non-public portfolio holdings information.

     Broker-Dealer Interest Lists. Pursuant to the Policy, the Adviser may provide "interest lists" to broker-dealers who execute securities transactions for the Fund. Interest lists may specify only the CUSIP numbers and/or ticker symbols of the securities held in all registered management investment companies advised by the Adviser or affiliates of the Adviser on an aggregate basis. Interest lists will not disclose portfolio holdings on a fund by fund basis and will not contain information about the number or value of shares owned by a specified fund. The interest lists may identify the investment strategy to which the list relates, but will not identify particular funds or portfolio managers/management teams. Broker-dealers need not execute a non-disclosure agreement to receive interest lists.

     Shareholders In-Kind Distributions. The Fund's shareholders may, in some circumstances, elect to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the Fund. In such circumstances, pursuant to the Policy, such Fund shareholders may receive a complete listing of the portfolio holdings of the Fund up to seven (7) calendar days prior to making the redemption request provided that they represent orally or in writing that they agree not to disclose or trade on the basis of the portfolio holdings information.

     Attribution Analyses. Pursuant to the Policy, the Fund may discuss or otherwise disclose performance attribution analyses (i.e., mention the effects of having a particular security in the portfolio) where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly. Any discussion of the analyses may not be more current than the date the holding was disclosed publicly.


     Transition Managers. Pursuant to the Policy, the Fund may disclose portfolio holdings to transition managers, provided that the Fund has entered into a non-disclosure or confidentiality agreement with the party requesting that the information be provided to the transition manager and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager.

     Other Entities. Pursuant to the Policy, the Fund or the Adviser may disclose non-public portfolio holdings information to a third party who does not fall within the pre-approved categories, and who are not executing broker-dealers, shareholders receiving in-kind distributions, persons receiving attribution analyses, or transition managers; however, prior to the receipt of any non-public portfolio holdings information by such third party, the recipient must have entered into a non-disclosure agreement and the disclosure arrangement must have been approved by the PHRC and the Fund's Board of Trustees (or a designated committee thereof). The PHRC will report to the Board of Trustees of the Fund on a quarterly basis regarding any other approved recipients of non-public portfolio holdings information.

     PHRC and Board of Trustees Oversight. The PHRC, which consists of executive officers of the Fund and the Adviser, is responsible for overseeing and implementing the Policy and determining how portfolio holdings information will be disclosed on an ongoing basis. The PHRC will periodically review and has the authority to amend the Policy as necessary. The PHRC will meet at least quarterly to (among other matters):

     - address any outstanding issues relating to the Policy;

     - monitor the use of information and compliance with non-disclosure agreements by current recipients of portfolio holdings information;

     - review non-disclosure agreements that have been executed with prospective third parties and determine whether the third parties will receive portfolio holdings information;

     - generally review the procedures to ensure that disclosure of portfolio holdings information is in the best interests of Fund shareholders; and


     - monitor potential conflicts of interest between Fund shareholders, on the one hand and those of the Adviser, the Distributor or affiliated persons of the Fund, the Adviser or the Distributor, on the other hand, regarding disclosure of portfolio holdings information.


The PHRC will regularly report to the Board of Trustees on the Fund's disclosure of portfolio holdings information and the proceedings of PHRC meetings.

     Ongoing Arrangements of Portfolio Holdings Information. The Adviser and/or the Fund have entered into ongoing arrangements to make available public and/or non-public information about the Fund's portfolio holdings. The Fund currently may disclose portfolio holdings information based on ongoing arrangements to the following pre-authorized parties:

NAME                          INFORMATION DISCLOSED     FREQUENCY(1)           LAG TIME
----                          ---------------------  -------------------   -----------------
SERVICE PROVIDERS
State Street Bank and Trust
  Company (*)...............  Full portfolio         Daily basis                  (2)
                              holdings
Institutional Shareholder
  Services (ISS) (proxy
  voting
  agent) (*)................  Full portfolio         Twice a month                (2)
                              holdings
FT Interactive Data Pricing
  Service Provider (*)......  Full portfolio         As needed                    (2)
                              holdings
Van Kampen Investor
  Services Inc. (*).........  Full portfolio         As needed                    (2)
                              holdings
David Hall (*)..............  Full portfolio         On a semi-annual             (3)
                              holdings               and annual fiscal
                                                     basis
Windawi (*).................  Full portfolio         On a semi-annual             (3)
                              holdings               and annual fiscal
                                                     basis
FUND RATING AGENCIES
Lipper (*)..................  Full portfolio         Monthly and           Approximately 1
                              holdings               quarterly basis       day after
                                                                           previous month
                                                                           end and
                                                                           approximately 30
                                                                           days after
                                                                           quarter end,
                                                                           respectively
Morningstar (**)............  Full portfolio         Quarterly basis       Approximately 30
                              holdings                                     days after
                                                                           quarter end
Standard & Poor's (*).......  Full portfolio         Monthly               As of previous
                              holdings                                     month end
CONSULTANTS AND ANALYSTS
Arnerich Massena &
  Associates, Inc. (*)......  Top Ten and Full       Quarterly basis (6)   Approximately
                              portfolio holdings                           10-12 days after
                                                                           quarter end
Bloomberg (*)...............  Full portfolio         Quarterly basis       Approximately
                              holdings                                     10-12 days after
                                                                           quarter end
Callan Associates (*).......  Top Ten and Full       Monthly and           Approximately
                              portfolio holdings     quarterly basis,      10-12 days after
                                                     respectively (6)      month/quarter end
Cambridge Associates (*)....  Top Ten and Full       Quarterly basis (6)   Approximately
                              portfolio holdings                           10-12 days after
                                                                           quarter end

NAME                          INFORMATION DISCLOSED     FREQUENCY(1)           LAG TIME
----                          ---------------------  -------------------   -----------------
CTC Consulting, Inc.
  (**) .....................  Top Ten and Full       Quarterly basis       Approximately 15
                              portfolio holdings                           days after
                                                                           quarter end and
                                                                           approximately 30
                                                                           days after
                                                                           quarter end,
                                                                           respectively
Credit Suisse
  First Boston (*)..........  Top Ten and Full       Monthly and           Approximately
                              portfolio holdings     quarterly basis,      10-12 days after
                                                     respectively (6)      month/quarter end
Evaluation Associates (*)...  Top Ten and Full       Monthly and           Approximately
                              portfolio holdings     quarterly basis,      10-12 days after
                                                     respectively (6)      month/quarter end
Fund Evaluation Group
  (**)......................  Top Ten portfolio      Quarterly basis       At least 15 days
                              holdings (4)                                 after quarter end
Jeffrey Slocum & Associates
  (*).......................  Full portfolio         Quarterly basis (6)   Approximately
                              holdings (5)                                 10-12 days after
                                                                           quarter end
Hammond Associates (**).....  Full portfolio         Quarterly basis       At least 30 days
                              holdings (5)                                 after quarter end
Hartland & Co. (**).........  Full portfolio         Quarterly basis       At least 30 days
                              holdings (5)                                 after quarter end
Hewitt Associates (*).......  Top Ten and Full       Monthly and           Approximately
                              portfolio holdings     quarterly basis,      10-12 days after
                                                     respectively (6)      month/quarter end
Merrill Lynch (*)...........  Full portfolio         Monthly basis         Approximately 1
                              holdings                                     day after
                                                                           previous month
                                                                           end
Mobius (**).................  Top Ten portfolio      Monthly basis         At least 15 days
                              holdings (4)                                 after month end
Nelsons (**)................  Top Ten holdings (4)   Quarterly basis       At least 15 days
                                                                           after quarter end
Prime Buchholz & Associates,
  Inc. (**).................  Full portfolio         Quarterly basis       At least 30 days
                              holdings (5)                                 after quarter end
PSN (**)....................  Top Ten holdings (4)   Quarterly basis       At least 15 days
                                                                           after quarter end
PFM Asset Management LLC
  (*).......................  Top Ten and Full       Quarterly basis (6)   Approximately
                              portfolio holdings                           10-12 days after
                                                                           quarter end

NAME                          INFORMATION DISCLOSED     FREQUENCY(1)           LAG TIME
----                          ---------------------  -------------------   -----------------
Russell Investment Group/
  Russell/Mellon Analytical
  Services, Inc. (**).......  Top Ten and Full       Monthly and           At least 15 days
                              portfolio holdings     quarterly basis       after month end
                                                                           and at least 30
                                                                           days after
                                                                           quarter end,
                                                                           respectively
Stratford Advisory Group,
  Inc. (*)..................  Top Ten portfolio      Quarterly basis (6)   Approximately
                              holdings (7)                                 10-12 days after
                                                                           quarter end
Thompson Financial (**).....  Full portfolio         Quarterly basis       At least 30 days
                              holdings (5)                                 after quarter end
Watershed Investment
  Consultants, Inc. (*).....  Top Ten and Full       Quarterly basis (6)   Approximately
                              portfolio holdings                           10-12 days after
                                                                           quarter end
Yanni Partners (**).........  Top Ten portfolio      Quarterly basis       At least 15 days
                              holdings (4)                                 after quarter end
PORTFOLIO ANALYTICS PROVIDER
  Fact Set (*)..............  Complete portfolio     Daily                 One day
                              holdings

------------------------------------

 (*) This entity has agreed to maintain Fund non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.

(**) The Fund does not currently have a non-disclosure agreement in place with this entity and therefore this entity can only receive publicly available information.

 (1) Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).

 (2) Information will typically be provided on a real time basis or as soon thereafter as possible.

 (3) As needed after the end of the semi-annual and/or annual period.

 (4) Full portfolio holdings will also be provided upon request from time to time on a quarterly basis, with at least a 30 day lag.

 (5) Top Ten portfolio holdings will also be provided upon request from time to time, with at least a 15 day lag.

 (6) This information will also be provided upon request from time to time.

 (7) Full portfolio holdings will also be provided upon request from time to time.

     The Fund may also provide Fund portfolio holdings information, as part of its normal business activities, to persons who owe a duty of trust or confidence to the Fund or the Adviser. These persons currently are (i) the Fund's independent registered public accounting firm (as of the Fund's fiscal year end and on an as needed basis), (ii) counsel to the Fund (on an as needed basis),
(iii) counsel to the independent trustees (on an as needed basis) and (iv) members of the Board of Trustees (on an as needed basis).

CUSTODY OF ASSETS

     Except for segregated assets held by a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, all securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, as custodian. The custodian also provides accounting services to the Fund.

SHAREHOLDER REPORTS

     Semiannual statements are furnished to shareholders, and annually such statements are audited by the Fund's independent registered public accounting firm.

PROXY VOTING POLICY AND PROXY VOTING RECORD


     The Board of Trustees believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. The Board has delegated the day-to-day responsibility to the Adviser to vote such proxies, pursuant to the Board approved Proxy Voting Policy, a copy of which is currently in effect as of the date of this Statement of Additional Information is attached hereto as Appendix A.



     The Proxy Voting Policy is subject to change over time and investors seeking the most current copy of the Proxy Voting Policy should go to our web site at www.vankampen.com. The Fund's most recent proxy voting record filed with the SEC is also available without charge on our web site at www.vankampen.com. The Fund's proxy voting record is also available without charge on the SEC's web site at www.sec.gov.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


     An independent registered public accounting firm for the Fund performs an annual audit of the Fund's financial statements. The Fund's Board of Trustees has engaged Ernst & Young LLP, located at 233 South Wacker Drive, Chicago, Illinois 60606, to be the Fund's independent registered public accounting firm.


LEGAL COUNSEL

     Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom LLP.

                              FINANCIAL STATEMENTS


     The audited financial statements of the Fund are incorporated herein by reference to the Annual Report to shareholders of the Fund dated March 31, 2007. The Annual Report may be obtained by following the instructions on the cover of this Statement of Additional Information. The Annual Report is included as part of the Trust's filing on Form N-CSR as filed with the SEC on May 29, 2007. The Annual Report may be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

               APPENDIX A -- MORGAN STANLEY INVESTMENT MANAGEMENT


                       PROXY VOTING POLICY AND PROCEDURES



I. POLICY STATEMENT



     Introduction -- Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Policy") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.



     The MSIM entities covered by this Policy currently include the following:
Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates" or as "we" below).



     Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds -- collectively referred to herein as the "MSIM Funds"), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy.



     Proxy Research Services -- Institutional Shareholder Services ("ISS") and Glass Lewis (together with other proxy research providers as we may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of the Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping.



     Voting Proxies for Certain Non-U.S. Companies -- Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and
(vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients' non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.



II.GENERAL PROXY VOTING GUIDELINES



     To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein), including the guidelines set forth below. These guidelines address a broad range of issues, and provide general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.



     We endeavor to integrate governance and proxy voting policy with investment goals and to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers, but such a split vote must be approved by the Proxy Review Committee.



A. ROUTINE MATTERS. We generally support routine management proposals. The following are examples of routine management proposals:



          - Approval of financial statements and auditor reports.



          - General updating/corrective amendments to the charter.



          - Most proposals related to the conduct of the annual meeting, with the following exceptions. We may oppose proposals that relate to "the transaction of such other business which may come before the meeting," and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this Policy to be carried out (i.e. an uncontested corporate transaction), the adjournment request will be supported. Finally, we generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B. BOARD OF DIRECTORS



     1. Election of directors: In the absence of a proxy contest, we generally support the board's nominees for director except as follows:



             a. We withhold or vote against interested directors if the company's board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards, generally as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for a NYSE company with dispersed ownership, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Non-independent directors under NYSE standards include an employee or an individual with an immediate family member who is an executive (or in either case was in such position within the previous three years). A director's consulting arrangements with the company, or material business relationships between the director's employer and the company, also impair independence. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards.



             b. Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company's compensation, nominating or audit committees.



             c. We consider withholding support or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders. This includes consideration for withholding support or voting against individual board members or an entire slate if we believe the board is entrenched and dealing inadequately with performance problems, and/or with insufficient independence between the board and management.



             d. We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a "bright line" test. In the context of the U.S. market, these would include elimination of dead hand or slow hand poison pills, requiring audit, compensation or nominating committees to be composed of independent directors and requiring a majority independent board.



             e. We generally withhold support from or vote against a nominee who has failed to attend at least 75% of board meetings within a given year without a reasonable excuse.



             f. We consider withholding support from or voting against a nominee who serves on the board of directors of more than six companies (excluding investment companies). We also consider voting against a director who otherwise appears to have too many commitments to serve adequately on the board of the company.



     2. Board independence: We generally support proposals requiring that a certain percentage (up to 66 2/3%) of the company's board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.



     3. Board diversity: We consider on a case-by-case basis proposals urging diversity of board membership with respect to social, religious or ethnic group.



     4. Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.



     5. Proposals to elect all directors annually: We generally support proposals to elect all directors annually at public companies (to "declassify" the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis.



     6. Cumulative voting: We generally support proposals to eliminate cumulative voting (which provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board). Proposals to establish cumulative voting in the election of directors generally will not be supported.



     7. Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.



     8. Director retirement age: Proposals recommending set director retirement ages are voted on a case-by-case basis.



     9. Proposals to limit directors' liability and/or broaden indemnification of directors. Generally, we will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.



C. CORPORATE TRANSACTIONS AND PROXY FIGHTS. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis. However, proposals for mergers or other significant transactions that are friendly and approved by the Research Providers generally will be supported and in those instances will not need to be reviewed by the Proxy Review Committee, where there is no portfolio manager objection and where there is no material conflict of interest. We also analyze proxy contests on a case-by-case basis.



D. CHANGES IN LEGAL AND CAPITAL STRUCTURE. We generally vote in favor of management proposals for technical and administrative changes to a company's charter, articles of association or bylaws. We review non-routine proposals, including reincorporation to a different jurisdiction, on a case-by-case basis.



     1. We generally support the following:



          - Proposals that eliminate other classes of stock and/or eliminate unequal voting rights.



          - Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.



          - Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.



          - Proposals to authorize share repurchase plans.



          - Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.



          - Proposals to effect stock splits.



          - Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.



          - Proposals for higher dividend payouts.



     2. We generally oppose the following (notwithstanding management support):



          - Proposals that add classes of stock that would substantially dilute the voting interests of existing shareholders.



          - Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.



          - Proposals to create "blank check" preferred stock.



          - Proposals relating to changes in capitalization by 100% or more.



E. TAKEOVER DEFENSES AND SHAREHOLDER RIGHTS



     1. Shareholder rights plans: We support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills).



     2. Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.



     3.Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.

     4. Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal:
        (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.



F. AUDITORS. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). Proposals requiring auditors to attend the annual meeting of shareholders will be supported. We generally vote against proposals to indemnify auditors.



G. EXECUTIVE AND DIRECTOR REMUNERATION.



     1. We generally support the following proposals:



          - Proposals relating to director fees, provided the amounts are not excessive relative to other companies in the country or industry.



          - Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.



          - Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage ("run rate") of equity compensation in the recent past; or if there are objectionable plan design and provisions.



          - Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.



     2. Blanket proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported.



     3. Proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its current and past practices.



     4. Proposals to U.S. companies that request disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations generally will not be supported.

     5. We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in option exercises.



     6. Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company's reasons and justifications for a re-pricing, the company's competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.



H. SOCIAL, POLITICAL AND ENVIRONMENTAL ISSUES. We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine whether they will have a financial impact on shareholder value. However, we generally vote against proposals requesting reports that are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We generally oppose proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.



I. FUND OF FUNDS. Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.



III. ADMINISTRATION OF POLICY



     The MSIM Proxy Review Committee (the "Committee") has overall responsibility for creating and implementing the Policy, working with an MSIM staff group (the "Corporate Governance Team"). The Committee, which is appointed by MSIM's Chief Investment Officer of Global Equities ("CIO"), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.



     The Committee Chairperson is the head of the Corporate Governance Team, and is responsible for identifying issues that require Committee deliberation or ratification. The Corporate Governance Team, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The Corporate Governance Team has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance, and to refer other case-by-case decisions to the Proxy Review Committee.



     The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

A. COMMITTEE PROCEDURES



     The Committee will meet at least monthly to (among other matters) address any outstanding issues relating to the Policy or its implementation. The Corporate Governance Team will timely communicate to ISS MSIM's Policy (and any amendments and/or any additional guidelines or procedures the Committee may adopt).



     The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy.



     Members of the Committee may take into account Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.



B. MATERIAL CONFLICTS OF INTEREST



     In addition to the procedures discussed above, if the Committee determines that an issue raises a material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee").



     The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Chief Compliance Officer or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM's relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the Chairperson. The Special Committee may request the assistance of MSIM's General Counsel or his/her designee who will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C. IDENTIFICATION OF MATERIAL CONFLICTS OF INTEREST



     A potential material conflict of interest could exist in the following situations, among others:



     1.The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer.



     2.The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.



     3.Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).



If the Chairperson of the Committee determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the Chairperson will address the issue as follows:



     1.If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.



     2.If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM's Client Proxy Standard.



     3.If the Research Providers' recommendations differ, the Chairperson will refer the matter to the Committee to vote on the proposal. If the Committee determines that an issue raises a material conflict of interest, the Committee will request a Special Committee to review and recommend a course of action, as described above. Notwithstanding the above, the Chairperson of the Committee may request a Special Committee to review a matter at any time as he/she deems necessary to resolve a conflict.



D.PROXY VOTING REPORTING



     The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM Fund, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those Funds at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.



     The Corporate Governance Team will timely communicate to applicable portfolio managers and to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

     MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.



     MSIM's Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund's holdings.



APPENDIX A



     The following procedures apply to accounts managed by Morgan Stanley AIP GP LP ("AIP").



     Generally, AIP will follow the guidelines set forth in Section II of MSIM's Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Liquid Markets investment team and the Private Markets investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.



     In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.



Waiver of Voting Rights


For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the "Fund") that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:



     1.Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a "Designated Person," and collectively, the "Designated Persons"), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person's death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and



     2.Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund's organizational documents; provided, however, that, if the Fund's organizational documents require the consent of the Fund's general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

                      STATEMENT OF ADDITIONAL INFORMATION

                 VAN KAMPEN ASSET ALLOCATION CONSERVATIVE FUND
                   VAN KAMPEN ASSET ALLOCATION MODERATE FUND
                    VAN KAMPEN ASSET ALLOCATION GROWTH FUND

     The Van Kampen Asset Allocation Conservative Fund, Van Kampen Asset Allocation Moderate Fund and Van Kampen Asset Allocation Growth Fund's (the "Asset Allocation Funds" or the "Funds") respective investment objectives are to seek high levels of long-term total return, consistent with varying levels of risk.

     Each Fund is organized as a non-diversified series of the Van Kampen Equity Trust, an open-end management investment company (the "Trust").


     This Statement of Additional Information is not a prospectus. Shares of the Funds are subject to two different prospectuses. Class A Shares, Class B Shares and Class C Shares are subject to one prospectus dated July 31, 2007, and Class I Shares are subject to a separate prospectus dated July 31, 2007 (collectively referred to herein as the "Prospectuses" or individually as a "Prospectus"). This Statement of Additional Information should be read in conjunction with a Prospectus of the Funds. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of any of the Funds. Investors should obtain and read a Prospectus prior to purchasing shares of the Funds. A Class A Shares, Class B Shares, Class C Shares Prospectus, a Class I Shares, the Statement of Additional Information and the Funds' Annual and Semiannual Reports may be obtained without charge from our web site at www.vankampen.com or any of these materials may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza -- Suite 100, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 847-2424.


                               TABLE OF CONTENTS


                                                              Page
                                                              ----
General Information.........................................  B-2
Investment Objectives, Investment Strategies and Risks......  B-5
Strategic Transactions......................................  B-33
Investment Restrictions.....................................  B-45
Trustees and Officers.......................................  B-48
Investment Advisory Agreement...............................  B-61
Fund Management.............................................  B-62
Other Agreements............................................  B-65
Distribution and Service....................................  B-66
Transfer Agent..............................................  B-73
Portfolio Transactions and Brokerage Allocation.............  B-73
Shareholder Services........................................  B-75
Redemption of Shares........................................  B-77
Contingent Deferred Sales Charge-Class A....................  B-78
Waiver of Contingent Deferred Sales Charges.................  B-78
Taxation....................................................  B-80
Fund Performance............................................  B-87
Other Information...........................................  B-94
Financial Statements........................................  B-99
Appendix A -- Proxy Voting Policy and Procedures............  A-1



        THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED JULY 31, 2007.


                                                                    AAF SAI 7/07

                              GENERAL INFORMATION

     The Funds are an unincorporated statutory trust organized under the laws of the State of Delaware by an Agreement and Declaration of Trust (the "Declaration of Trust") dated May 10, 1995. The Trust was originally organized in 1987 under the name Van Kampen Merritt Equity Trust as a Massachusetts business trust (the "Massachusetts Trust"). The Massachusetts Trust was reorganized into the Trust under the name Van Kampen American Capital Equity Trust on July 31, 1995. The Trust was created for facilitating the Massachusetts Trust reorganization into a Delaware statutory trust. On July 14, 1998, the Trust adopted its current name.

     The Funds were organized as series of the Trust on June 14, 2006.


     Van Kampen Asset Management (the "Adviser"), Van Kampen Funds Inc. (the "Distributor"), and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley. The principal office of each of the Trust, the Funds, the Adviser, the Distributor and Van Kampen Investments is located at 522 Fifth Avenue, New York, New York 10036. The principal office of Investor Services is located at 2800 Post Oak Boulevard, Houston, Texas 77056.


     The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as each Fund, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.

     The Funds currently offer four classes of shares, designated as Class A Shares, Class B Shares, Class C Shares and Class I Shares. Other classes may be established from time to time in accordance with the provisions of the Declaration of Trust. Each class of shares of each of the Funds generally is identical in all respects except that each class of shares is subject to its own sales charge schedule and its own distribution and service expenses. Each class of shares also has exclusive voting rights with respect to its distribution and service fees.

     Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution or service fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in a Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

     The Trust does not contemplate holding regular meetings of shareholders to elect trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of trustees by a vote of a majority of the shares then outstanding cast in person or by proxy at such meeting. The

Funds will assist such holders in communicating with other shareholders of the Funds to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").

     In the event of liquidation, each of the shares of each of the Funds is entitled to its portion of all of the respective Fund's net assets after all debts and expenses of the respective Fund have been paid. The liquidation proceeds to holders of classes of shares with higher distribution fees and transfer agency costs are likely to be less than the liquidation proceeds to holders of classes of shares with lower distribution fees and transfer agency costs.

     The trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series outstanding and entitled to vote (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the trustees without approval from each affected shareholder or trustee, as the case may be.

     Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.


     As of July 2, 2007, no person owned beneficially or held of record 5% or more of the outstanding Class A Shares, Class B Shares, Class C Shares or Class I Shares of any of the Funds, except as follows:



                                                                    APPROXIMATE
                                                                   PERCENTAGE OF
                                                         CLASS     OWNERSHIP ON
NAME AND ADDRESS OF HOLDER                             OF SHARES   JULY 2, 2007
--------------------------                             ---------   -------------
ASSET ALLOCATION CONSERVATIVE FUND
Edward Jones & Co....................................      A            37%
Attn: Mutual Fund                                          B            12%
Shareholder Accounting                                     C             7%
201 Progress Pkwy
Maryland Hts, MO 63043-3009
First Clearing LLC...................................      A             9%
Rittenhouse Development
210 W. Rittenhouse Sq.
Philadelphia, PA 19103-5726
Morgan Stanley Investment Mgmt.......................      A             6%
Financial Control Group                                    B            33%
Attn: Karen Romero                                         C            20%
195 Broadway                                               I           100%
New York, NY 10007-3100

                                                                    APPROXIMATE
                                                                   PERCENTAGE OF
                                                         CLASS     OWNERSHIP ON
NAME AND ADDRESS OF HOLDER                             OF SHARES   JULY 2, 2007
--------------------------                             ---------   -------------
A G Edwards & Sons Inc...............................      A             5%
Mutual Fund Omnibus Acct
1 N. Jefferson Ave.
Saint Louis, MO 63103-2287
Pershing LLC.........................................      B             6%
1 Pershing Plaza
Jersey City, NJ 07399-0002
LPL Financial Services...............................      C             9%
9785 Towne Centre Dr.                                      C             8%
San Diego, CA 92121-1968
NFS LLC FEBO Childs Trust............................      C             5%
1 Riverside Place
Covington, KY 41011-1766
ASSET ALLOCATION MODERATE FUND
Edward Jones & Co....................................      A            50%
Attn: Mutual Fund                                          B             6%
Shareholder Accounting                                     C            13%
201 Progress Pkwy
Maryland Hts, MO 63043-3009
Pershing LLC.........................................      A             7%
1 Pershing Plaza                                           B             7%
Jersey City, NJ 07399-0002                                 C             6%
Morgan Stanley & Co..................................      A             5%
Financial Control Group                                    B             9%
Attn: Karen Romero                                         C            16%
195 Broadway                                               C            13%
New York, NY 10007-3100                                    I           100%
NFS LLC FEBO David Hayers II Living Trust............      B             6%
ASSET ALLOCATION GROWTH FUND
Edward Jones & Co....................................      A            62%
Attn Mutual Fund                                           B             9%
Shareholder Accounting
201 Progress Pkwy
Maryland Hts, MO 63043-3009
Pershing LLC.........................................      A             6%
1 Pershing Plaza                                           B             6%
Jersey City, NJ 07399-0002
Morgan Stanley & Co..................................      B             9%
Financial Control Group                                    C            12%
Attn: Karen Romero                                         C             8%
195 Broadway                                               I           100%
New York, NY 10007-3100
MLPF&S for the sole benefit of its customers.........      C            10%
Attn Fund Administration
4800 Deer Lake Drive
Jacksonville, FL 32246-6484

             INVESTMENT OBJECTIVES, INVESTMENT STRATEGIES AND RISKS

     The Van Kampen Asset Allocation Conservative Fund's (the "Conservative Fund") principal investment objective is to seek a high level of long-term total return, consistent with a low level of risk.

     The Van Kampen Asset Allocation Moderate Fund's (the "Moderate Fund") principal investment objective is to seek a high level of long-term total return, consistent with a moderate level of risk.

     The Van Kampen Asset Allocation Growth Fund's (the "Growth Fund") investment objective is to seek a high level of long-term total return, consistent with a high level of risk.

     Each Fund is a "fund of funds," meaning that it seeks to achieve its investment objective by investing primarily in other Van Kampen funds (the "Underlying Funds"). Additional information regarding the manner in which the Funds allocate their investments among the Underlying Funds is set forth in the Funds' Prospectus. The following disclosure supplements the disclosure set forth under the caption "Investment Objectives, Principal Investment Strategies and Risks" in the Prospectus and does not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in a Prospectus for a complete presentation of the matters disclosed below.

     The Underlying Funds may invest in some or all of the following securities.

REPURCHASE AGREEMENTS

     The Funds and the Underlying Funds may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Funds or the Underlying Funds) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. The Funds and the Underlying Funds may enter into repurchase agreements with broker-dealers, banks and other financial institutions deemed to be creditworthy by the Adviser under guidelines approved by the Funds' or the Underlying Funds' Board of Trustees. The Funds and the Underlying Funds will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by such fund, would exceed such fund's limitation on illiquid securities. The Funds and the Underlying Funds do not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Funds and the Underlying Funds could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying security during the period while such fund seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.

     For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Funds and the Underlying Funds than would be available to such funds investing separately. The manner in which the joint account is managed is subject to conditions set forth in an exemptive order from the SEC permitting this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

     Repurchase agreements are fully collateralized by the underlying securities and are considered to be loans under the 1940 Act. The Funds and the Underlying Funds pay for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. government, its agencies or instrumentalities) may have maturity dates exceeding one year.

NON-DIVERSIFICATION

     The Funds and certain of the Underlying Funds are "non-diversified" investment companies, which means the Funds and such Underlying Funds are not limited in the proportion of their respective assets that may be invested in the securities of a single issuer. However, the Funds and such Underlying Funds intend to conduct their operations so as to each qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code" or "Code"). If a fund qualifies as a regulated investment company under the Code, it will be relieved of any liability for federal income tax to the extent its earnings are distributed to shareholders. In order to qualify, among other requirements, a fund must limit its investments so that, at the close of each quarter of the fund's taxable year, (i) not more than 25% of the market value of a fund's total assets is invested in securities of a single issuer (other than the U.S. government, its agencies and instrumentalities, or other regulated investment companies) or of two or more issuers which the fund controls and which are determined to be in the same or similar, or related, trades on businesses and (ii) at least 50% of the market value of its total assets is invested in cash, cash items, securities of the U.S. government, its agencies and instrumentalities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to an amount not greater than 5% of the market value of a Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer. Since the Funds and certain Underlying Funds, as non-diversified investment companies, may invest in a smaller number of individual issuers than diversified investment companies, an investment in the Funds and such Underlying Funds may, under certain circumstances, present greater risks to an investor than an investment in a diversified company.

ILLIQUID SECURITIES

     The Underlying Funds may invest in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with procedures approved by the Underlying Funds' Board of Trustees. Ordinarily, the Underlying Funds would invest in restricted securities only when they receive the issuer's commitment to register the securities without expense to the Underlying Funds. However, registration and underwriting expenses (which typically range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Underlying Funds. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Underlying Funds' Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Funds and the Underlying Funds in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief (such as "no action" letters issued by the staff of the SEC interpreting or providing guidance on the 1940 Act or regulations thereunder) from the provisions of the 1940 Act, as amended from time to time.

LOWER-RATED SECURITIES

     Certain Underlying Funds may invest in lower-grade securities. Securities which are in the lower-grade categories generally offer higher yields than are offered by higher-grade securities of similar maturities, but they also generally involve greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk.

     Credit risk relates to the issuer's ability to make timely payment of interest and principal when due. Lower-grade securities are considered more susceptible to nonpayment of interest and principal or default than higher-grade securities. Increases in interest rates or changes in the economy may significantly affect the ability of issuers of lower-grade debt securities to pay interest and to repay principal, to meet projected financial goals or to obtain additional financing. In the event that an issuer of securities held by an Underlying Fund experiences difficulties in the timely payment of principal and interest and such issuer seeks to restructure the terms of its borrowings, such Underlying Fund may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which such Underlying Fund's securities relate. Further, such Underlying Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings, and such Underlying Fund may be unable to obtain full recovery on such amounts.

     Market risk relates to changes in market value of a security that occur as a result of variation in the level of prevailing interest rates and yield relationships in the fixed income securities market and as a result of real or perceived changes in credit risk. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. Securities with longer maturities, which may have higher yields, may increase or decrease in value more than securities with shorter maturities. However, the secondary market prices of lower-grade securities generally are less sensitive to changes in interest rate and are more sensitive to general adverse economic changes or specific developments with respect to the particular issuers than are the secondary market prices of higher-grade securities. A significant increase in interest rates or a general economic downturn could severely disrupt the market for lower-grade securities and adversely affect the market value of such securities. Such events also could lead to a higher incidence of default by issuers of lower-grade securities as compared with higher-grade securities. In addition, changes in credit risks, interest rates, the credit markets or periods of general economic uncertainty can be expected to result in increased volatility in the market price of the lower-grade securities in certain Underlying Funds and thus in the net asset value of such Underlying Funds and the Fund. Adverse publicity and investor perceptions, whether or not based on rational analysis, may affect the value, volatility and liquidity of lower-grade securities.

     The markets for lower-grade securities may be less liquid than the markets for higher-grade securities. Liquidity relates to the ability of a fund to sell a security in a timely manner at a price which reflects the value of that security. To the extent that there is no established retail market for some of the lower-grade securities in which certain Underlying Funds may invest, trading in such securities may be relatively inactive. Prices of lower-grade securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer of lower-grade securities generally could reduce market liquidity for such securities and make their sale by such Underlying Funds more difficult, at least in the absence of price concessions. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. An economic downturn or an increase in interest rates could severely disrupt the market for such securities and adversely affect the value of outstanding securities or the ability of the issuers to repay principal and interest. Further, such Underlying Funds may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market does exist.

     During periods of reduced market liquidity or in the absence of readily available market quotations for lower-grade securities held in certain Underlying Funds' portfolios, the ability of such Underlying Funds to value such Underlying Funds' securities becomes more difficult and the judgment of such Underlying Funds' investment adviser may play a greater role in the valuation of such Underlying Funds' securities due to the reduced availability of reliable objective data.

     Certain Underlying Funds may invest in securities not producing immediate cash income, including securities in default, zero coupon securities or pay-in-kind securities, when their effective yield over comparable instruments producing cash income make these investments attractive. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer's financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative. Special tax considerations are associated with investing in certain lower-grade securities, such as zero coupon or pay-in-kind securities.

     Certain Underlying Funds' investments in lower-grade securities could include securities rated D by S&P or C by Moody's (the lowest-grade assigned) and unrated securities of comparable quality. Securities rated D by S&P or C by Moody's include those of companies that are in default or are in bankruptcy or reorganization. Securities of such companies are regarded by the rating agencies as having extremely poor prospects of ever attaining any real investment standing and are usually available at deep discounts from the face values of the instruments. A security purchased at a deep discount may currently pay a very high effective yield. In addition, if the financial condition of the issuer improves, the underlying value of the security may increase, resulting in capital appreciation. If the company defaults on its obligations or remains in default, or if the plan of reorganization does not provide sufficient payments for debtholders, the deep discount securities may stop generating income and lose value or become worthless. While a diversified portfolio may reduce the overall impact of a deep discount security that is in default or loses its value, the risk cannot be eliminated.

     The Underlying Funds that invest in lower-grade securities will rely on the investment adviser's judgment, analysis and experience in evaluating the creditworthiness of an issue. The amount of available information about the financial condition of certain lower-grade issuers may be less extensive than other issuers. In its analysis, the investment adviser may consider the credit ratings of S&P and Moody's in evaluating securities although the investment adviser does not rely primarily on these ratings. Ratings evaluate only the safety of principal and interest payments, not the market value risk. Additionally, ratings are general and not absolute standards of quality, and credit ratings are subject to the risk that the creditworthiness of an issuer may change and the rating agencies may fail to change such ratings in a timely fashion. A rating downgrade does not require an Underlying Fund to dispose of a security. Additionally, since most foreign debt securities are not rated, such Underlying Funds will invest in such securities based on the investment adviser's analysis without any guidance from published ratings. Because of the number of investment considerations involved in investing in lower-grade securities and foreign fixed income securities, achievement of such Underlying Funds' investment objectives may be more dependent upon the investment adviser's credit analysis than is the case with investing in higher-grade securities.

VARIABLE AND FLOATING RATE SECURITIES, INVERSE FLOATING RATE SECURITIES

     Certain Underlying Funds may invest in variable and floating rate securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and generally range from daily up to annually, or may be event based, such as based on a change in the prime rate.

     Certain Underlying Funds may invest in floating rate fixed income instruments ("floaters") and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide such Underlying Funds with a certain degree of protection against rises in interest rates, such Underlying Funds will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

     Certain Underlying Funds may invest in inverse floaters. An inverse floater has a coupon rate that moves in the direction opposite to that of a designated interest rate index. Like most other fixed income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.

INFLATION-INDEXED BONDS

     Certain Underlying Funds invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

     Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Underlying Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years' inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

     If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Certain Underlying Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.


     The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.


     While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

     The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

     Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

PREFERRED STOCKS

     Preferred stock generally has a preference as to dividends and upon liquidation over an issuer's common stock but ranks junior to other income securities in an issuer's capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate but, unlike interest payments on other income securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may provide that, in the event the issuer fails to make a specified number of dividend payments, the holders of the preferred stock will have the right to elect a specified number of directors to the issuer's board. Preferred stock also may be subject to optional or mandatory redemption provisions.

INTEREST RATE TRANSACTIONS

     Certain Underlying Funds may enter into interest rate swaps and may purchase or sell interest rate caps, floors and collars. Such Underlying Funds generally expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. Such Underlying Funds may also enter into these transactions to protect against any increase in the price of securities such Underlying Funds anticipate purchasing at a later date. Such Underlying Funds generally do not intend to use these transactions as speculative investments and generally will not enter into interest rate swaps or sell interest rate caps or floors where such Underlying Funds do not own or have the right to acquire the underlying securities or other instruments providing the income stream such Underlying Funds may be obligated to pay. Interest rate swaps involve the exchange by such Underlying Funds with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate floor. An interest rate collar combines the elements of purchasing a cap and selling a floor. The collar protects against an interest rate rise above the maximum amount but foregoes the benefit of an interest rate decline below the minimum amount.

     Certain Underlying Funds may enter into interest rate swaps, caps, floors and collars on either an asset-based or liability-based basis, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with such Underlying Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of such Underlying Funds' obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and such Underlying Funds segregate an amount of cash and/or liquid securities having an aggregate net asset value at least equal to the accrued excess. If an Underlying Fund enters into an interest rate swap on other than a net basis, such Underlying Fund would segregate the full amount accrued on a daily basis of such Underlying Fund's obligations with respect to the swap. Interest rate transactions do not constitute senior securities under the 1940 Act when a fund segregates assets to cover the obligations under the transactions. The Underlying Funds' investment adviser will monitor the creditworthiness of counterparties to its interest rate swap, cap, floor and collar transactions on an ongoing basis. If there is a default by the other party to such a transaction, the Underlying Funds will have contractual remedies pursuant to the agreements related to the transaction. To the extent an Underlying Fund sells (i.e., writes) caps, floors and collars, it will segregate cash and liquid securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the such Underlying Fund's net obligations with respect to the caps, floors or collars. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Underlying Funds' investment adviser is incorrect in its forecasts of the market values, interest rates and other applicable factors, the investment performance of such Underlying Funds would diminish compared with what it would have been if these investment techniques were not used. The use of interest rate swaps, caps, collars and floors may also have the effect of shifting the recognition of income between current and future periods.

     These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that an Underlying Fund is contractually obligated to make. If the other party to an interest rate swap defaults, an Underlying Fund's risk of loss consists of the net amount of interest payments that such Underlying Fund contractually is entitled to receive.

CONVERTIBLE SECURITIES

     Certain Underlying Funds may invest in convertible securities. Convertible securities include corporate bonds, notes, preferred stock warrant or other security that can be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issue or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities combine the fixed income characteristics of bonds and capital appreciation potential of stock. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividends yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying security.

     Certain Underlying Funds' investments in convertible securities may include securities with enhanced convertible features or "equity-linked" features. These securities come in many forms and may include features, among others, such as the following: (i) may be issued by the issuer of the underlying equity security on its own securities or securities it holds of another company or be issued by a third party (typically a brokerage firm or other financial entity) on a security of another company, (ii) may convert into equity securities, such as common stock, or may be redeemed for cash or some combination of cash and the linked security at a value based upon the value of the underlying equity security, (iii) may have various conversion features prior to maturity at the option of the holder or the issuer or both, (iv) may limit the appreciation value with caps or collars of the value of underlying equity security and (v) may have fixed, variable or no interest payments during the life of the security which reflect the actual or a structured return relative to the underlying dividends of the linked equity security. Generally these securities are designed to give investors enhanced yield opportunities to the equity securities of an issuer, but these securities may involve a limited appreciation potential, downside exposure, or a finite time in which to capture the yield advantage. For example, certain securities may provide a higher current dividend income than the dividend income on the underlying security while capping participation in the capital appreciation of such security. Other securities may involve arrangements with no interest or dividend payments made until maturity of the security or an enhanced principal amount received at maturity based on the yield and value of the underlying equity security during the security's term or at maturity. Besides enhanced yield opportunities, another advantage of using such securities is that they may be used for portfolio management or hedging purposes to reduce the risk of investing in a more volatile underlying equity security. There may be additional types of convertible securities with features not specifically referred to herein in which each of the Underlying Funds may invest consistent with its respective investment objective and policies.

     Investments in enhanced convertible or equity-linked securities may subject the Underlying Funds to additional risks not ordinarily associated with investments in traditional convertible securities. Particularly when such securities are issued by a third party on an underlying linked security of another company, the Underlying Funds are subject to risks if the underlying security underperforms or the issuer defaults on the payment of the dividend or the underlying security at maturity. In addition, the trading market for certain securities may be less liquid than for other convertible securities making it difficult for the Underlying Funds to dispose of a particular security in a timely manner, and reduced liquidity in the secondary market for any such securities may make it more difficult to obtain market quotations for valuing the Underlying Funds' portfolio.

     The Underlying Funds may invest in convertible securities that are below investment grade. Fixed income securities rated below investment grade are commonly known as junk bonds. Although the Underlying Funds' select these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by an Underlying Fund, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.

     Warrants and rights are instruments that permit the holder to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant or right expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant or right, thus giving him a profit. Of course, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant or right varies with the exercise price of such security, the current market value of the underlying security, the life of the warrant or right and various other investment factors.

MUNICIPAL OBLIGATIONS

     Certain Underlying Funds may invest a portion of their assets in municipal obligations that pay interest exempt from federal income tax. Municipal obligations are securities issued by state and local governments and regional government authorities. These securities typically are "general obligation" or "revenue" bonds, notes or commercial paper. General obligation securities are secured by the issuer's faith and credit, as well as its taxing power, for payment of principal and interest. Revenue bonds, however, are generally payable from a specific revenue source. They are issued to fund a wide variety of public and private projects in sectors such as transportation, education and industrial development. Included within the revenue bonds category are participations in lease obligations and installment contracts of municipalities.

U.S. GOVERNMENT SECURITIES

     U.S. Treasury Securities. Certain Underlying Funds may invest in U.S. Treasury securities, including bills, notes and bonds issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

     Obligations Issued or Guaranteed by U.S. Government Agencies and Instrumentalities. Certain Underlying Funds may invest in obligations issued by agencies of the U.S. government or instrumentalities established or sponsored by the U.S. government. These obligations, including those that are guaranteed by federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export-Import Bank are backed by the full faith and credit of the United States. Securities in which certain Underlying Funds may invest that are not backed by the full faith and credit of the United States include, among others, obligations issued by the Tennessee Valley Authority, the Resolution Trust Corporation, the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") and the United States Postal Service, each of which has the right to borrow from the United States Treasury to meet its obligations, and obligations of the Federal Farm Credit Bank and the Federal Home Loan Bank, the obligations of which may be satisfied only by the individual credit of the issuing agency. Investments in FHLMC, FNMA and other obligations may include collateralized mortgage obligations and real estate mortgage investment conduits issued or guaranteed by such entities. In the case of securities not backed by the full faith and credit of the United States, such Underlying Funds must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments.

MORTGAGE-BACKED SECURITIES

     Certain Underlying Funds may invest in investment grade quality mortgage-backed fixed income securities. Mortgage loans made by banks, savings and loan institutions, and other lenders are often assembled into pools. Interests in such pools may then be issued or guaranteed by agencies or instrumentalities of the U.S. government (some of which are backed by the full faith and credit of the United States and others of which are backed only by the right of the issuer to borrow from the U.S. Treasury or the credit of the issuer) or private entities.

     The yield and payment characteristics of mortgage-backed securities differ from traditional fixed income securities. Mortgage-backed securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans less fees paid to the guarantor and the servicer of such mortgage loans. The payments to the holders of mortgage-backed securities, like the payments on the underlying mortgage loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the holders of mortgage-backed securities frequently receive prepayments of principal, in addition to the principal which is part of the regular monthly payment. Faster or slower prepayments than expected on underlying mortgage loans can dramatically alter the valuation and yield-to-maturity of mortgage-backed securities. The value of most mortgage-backed securities, like traditional fixed income securities, tends to vary inversely with changes in prevailing interest rates. Mortgage-backed securities, however, may benefit less than traditional fixed income securities from declining interest rates because a property owner is more likely to refinance a mortgage which bears a relatively high rate of interest during a period of declining interest rates. This means some of an Underlying Fund's higher yielding securities might be converted to cash, and the Underlying Fund will be forced to accept lower interest rates when that cash is used to purchase new securities at prevailing interest rates. The increased likelihood of prepayment when interest rates decline limits market price appreciation of mortgage-backed securities. Alternatively, during periods of rising interest rates, mortgage-backed securities are often more susceptible to further price declines than traditional fixed income securities because of extension risk (i.e., rising interest rates could cause property owners to prepay their mortgage loans more slowly than expected when the security was purchased by the Underlying Fund which may further reduce the market value of such security and lengthen the duration of such security). If the Underlying Fund buys mortgage-backed securities at a premium, mortgage foreclosures or mortgage prepayments may result in a loss to the Underlying Fund of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed.

     Mortgage-Backed Securities Issued or Guaranteed by U.S. Governmental Instrumentalities. Certain Underlying Funds may invest in mortgage-backed securities issued or guaranteed by U.S. government agencies such as GNMA, FNMA or FHLMC and representing undivided ownership interests in pools of mortgages. The mortgages backing those securities may include conventional 30-year fixed rate mortgages, 15-year fixed rate mortgages and adjustable rate mortgages. The U.S. government or the issuing agency guarantees the payment of the interest on and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of such Underlying Funds' shares. These securities are in most cases "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Because the principal amounts of such underlying mortgages may generally be prepaid in whole or in part by the mortgages at any time without penalty and the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through securities. Mortgage-backed securities are subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. The remaining maturity of a mortgage-backed security will be deemed to be equal to the average maturity of the mortgages underlying such security determined by the Underlying Funds' investment adviser on the basis of assumed prepayment rates with respect to such mortgages. The remaining expected average life of a pool of mortgages underlying a mortgage-backed security is a prediction of when the mortgages will be repaid and is based upon a variety of factors such as the demographic and geographic characteristics of the borrowers and the mortgaged properties, the length of time that each of the mortgages has been outstanding, the interest rates payable on the mortgages and the current interest rate environment. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations are prepaid, such Underlying Funds reinvest the prepaid amounts in other income producing securities, the yields of which reflect interest rates prevailing at the time. Therefore, such Underlying Funds' ability to maintain a portfolio of high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgage-backed securities. Moreover, prepayments of mortgages which underlie securities purchased by such Underlying Funds at a premium would result in capital losses.

     Collateralized Mortgage Obligations and Multiclass Pass-Through
Securities. Certain Underlying Funds may invest in collateralized mortgage obligations ("CMOs"). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates, but also may be collateralized by whole loans or private pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs deemed to be U.S. government securities are those issued or guaranteed as to principal and interest by a person controlled or supervised by and acting as an agency or instrumentality of the U.S. government. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (a "REMIC").

     In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche", is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways.

     Certain Underlying Funds may invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes. Substantially all of the CMOs in which such Underlying Fund invest are PAC Bonds.

     Adjustable Rate Mortgage Securities. Adjustable rate mortgage securities ("ARMS") are mortgage-related securities collateralized by mortgages with adjustable, rather than fixed, interest rates. The ARMS in which certain Underlying Funds invest are issued primarily by GNMA, FNMA and FHLMC, and are actively traded in the secondary market. The underlying mortgages which collateralize ARMS issued by GNMA are fully guaranteed by the Federal Housing Administration or the Veterans Administration. The underlying mortgages which collateralize ARMS issued by FHLMC or FNMA are typically conventional residential mortgages conforming to standard underwriting size and maturity constraints.

     For certain types of ARMS in which certain Underlying Funds may invest, the rate of amortization of principal and interest payments changes in accordance with movements in a predetermined interest rate index. The interest rates paid on such ARMS generally are readjusted at intervals of one year or less to an increment over this predetermined interest rate index. The amount of interest due is calculated by adding a specified additional amount (margin) to the index, subject to limitations (caps and floors) on the maximum and minimum interest charged to the mortgagor during the life of the mortgage or to the maximum and minimum changes to that interest rate during a given period.

     ARMS allow certain Underlying Funds to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in higher current yields and lower price fluctuations than if such periodic adjustments were not available. Such Underlying Funds, however, will not benefit from increases in interest rates if they rise to the point where they cause the current coupon to exceed the maximum allowable cap rates for a particular mortgage. Alternatively, such Underlying Funds participate in decreases in interest rates through periodic adjustments which means income to such Underlying Funds and distributions to shareholders also decline. The resetting of the interest rates should cause the net asset value of such Underlying Funds to fluctuate less dramatically than it would with investments in long-term fixed-rate fixed income securities. However, during periods of rising interest rates, changes in the coupon rate lag behind changes in the market rate resulting in possibly a slightly lower net asset value until the coupon resets to market rates. In addition, when interest rates decline, there may be less potential for capital appreciation than other investments of similar maturities due to the likelihood of increased prepayments.

     Stripped Mortgage-Related Securities. Stripped mortgage-related securities (hereinafter referred to as "stripped mortgage securities") are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities usually are structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, certain Underlying Funds may fail to fully recoup their initial investments in these securities even if the security is rated the highest quality by a NRSRO. Holders of PO securities are not entitled to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Special tax considerations are associated with investing in stripped securities. Furthermore, if the underlying mortgage assets experience less than the anticipated volume of prepayments of principal, the yield of POs could be materially adversely affected. The market values of IOs and POs are subject to greater risk of fluctuation in response to changes in market rates of interest than many other types of government securities and, to the extent the Underlying Fund invests in IOs and POs, such investments increase the risk of fluctuations in the net asset value of the Underlying Fund.

     Commercial Mortgage-Backed Securities ("CMBS"). CMBS are generally multi-class or passthrough securities issued by special purpose entities that represent an undivided interest in a portfolio of mortgage loans backed by commercial properties, including, but not limited to, industrial and warehouse properties, office buildings, retail space and shopping malls, hotels, healthcare facilities, multifamily properties and cooperative apartments. Private lenders, such as banks or insurance companies, originate these loans and then sell the loans directly into a CMBS trust or other entity. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of this property. An extension of the final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in lower yield for discount bonds and a higher yield for premium bonds. Unlike most single family residential mortgages, commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and, in some cases, there may be prohibitions on principal prepayments for several years following origination.

     CMBS are subject to credit risk and prepayment risk. Certain Underlying Funds invest in CMBS that are rated in the top rating category by a nationally-recognized statistical rating organization (e.g., AAA by S&P or Aaa by Moody's). Although prepayment risk is present, it is of a lesser degree in the CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g. significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

REVERSE REPURCHASE AGREEMENTS, MORTGAGE DOLLAR ROLLS AND SIMILAR TRANSACTIONS

     Certain Underlying Funds may enter into reverse repurchase agreements, mortgage dollar rolls, and economically similar transactions. A reverse repurchase agreement involves the sale of a portfolio-eligible security by a certain Underlying Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, an Underlying Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Such Underlying Fund typically will segregate cash and/or liquid securities equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Underlying Fund may decline below the repurchase price of the securities sold by the Underlying Fund which it is obligated to repurchase. To the extent that positions in reverse repurchase agreements are not covered through the segregation of cash and/or liquid securities at least equal to the amount of any purchase commitment, such transactions would be subject to the such Underlying Fund's limitations on borrowings.

     A mortgage "dollar roll" is similar to a reverse repurchase agreement in certain respects. In a "dollar roll" transaction an Underlying Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which an Underlying Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which an Underlying Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by that Underlying Fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to an Underlying Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates;
(5) have similar market yields (and therefore price); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.

     An Underlying Funds' obligations under a dollar roll agreement must be covered by segregated cash and/or liquid securities equal in value to the securities subject to repurchase by that Underlying Funds. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated cash and/or liquid securities at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Underlying Funds' restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed "illiquid" and subject to the Underlying Fund's overall limitations on investments in illiquid securities.

     Certain Underlying Funds also may effect simultaneous purchase and sale transactions that are known as "sale-buybacks." A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of an underlying Fund's repurchase of the underlying security. An Underlying Fund's obligations under a sale-buyback typically would be offset by cash and/or liquid securities equal in value to the amount of the Underlying Fund's forward commitment to repurchase the subject security.

ASSET-BACKED SECURITIES

     Certain Underlying Funds may invest in investment grade quality asset-backed fixed income securities. Asset-backed securities are similar to mortgage-backed securities, however, the underlying assets include assets such as automobile and credit card receivables. Although the collateral supporting asset-backed securities generally is of a shorter maturity than mortgage loans and historically has been less likely to experience substantial prepayments, no assurance can be given as to the actual maturity of an asset-backed security because prepayments of principal may be made at any time. Investments in asset-backed securities present certain risks not ordinarily associated with investments in mortgage-backed securities because asset-backed securities do not have the benefit of the same type of security interest in the backed collateral as mortgage-backed securities. Credit card receivables are generally unsecured and a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance, and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

ZERO COUPON SECURITIES

     Certain Underlying Funds may invest in zero coupon securities which generally are sold at a substantial discount from their value at maturity. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis. Zero coupon securities include U.S. Treasury bills which are initially sold at a discount to par value, and U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons, and similar obligations, receipts or certificates representing the principal only portion of debt or stripped debt obligations. A zero coupon security pays no interest in cash to its holder during its life although interest is accrued during that period. The price for a zero coupon security is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price) and the investment return is based on the difference between the face value (or resale value prior to maturity) and the investor's price to purchase the security. Such securities do not entitle the holder to any periodic payments of interest prior to maturity which prevents the reinvestment of such interest payments if prevailing interest rates rise. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, such securities eliminate the reinvestment risk and may lock in a favorable rate of return to maturity if interest rates drop. Special tax considerations are associated with investing in zero coupon securities.

WARRANTS

     Certain Underlying Funds may invest in or acquire warrants. Warrants are instruments that give the holder the right, but not the obligation, to buy a security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit such Underlying Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

LOAN PARTICIPATIONS AND ASSIGNMENTS

     Certain Underlying Funds may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign or corporate debt obligations and one or more financial institutions ("Lenders"). Such Underlying Funds' investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties.

     In the case of Participations, such Underlying Funds will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, a Underlying Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. A Underlying Fund will acquire Participations only if such Underlying Fund determines that the Lender interpositioned between such Underlying Fund and the borrower is creditworthy.

     When such Underlying Funds purchase Assignments from Lenders they will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by such Underlying Funds as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

     Such Underlying Funds anticipate that such loan interests may be sold only to a limited number of institutional investors. The lack of a broad secondary market may have an adverse impact on the value of such securities and such Underlying Funds' ability to dispose of particular Assignments or Participations when necessary to meet such Underlying Funds' liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a broad secondary market for Assignments and Participations also may make it more difficult for such Underlying Funds to value these securities for purposes of valuing such Underlying Funds' portfolios and calculating its net asset value.

BANK OBLIGATIONS

     Bank obligations in which certain Underlying Funds may invest include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.

     Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

DEPOSITARY RECEIPTS

     Certain Underlying Funds may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and other depositary receipts, to the extent that such depositary receipts become available. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer (the "underlying issuer") and deposited with the depositary. ADRs include American Depositary Shares and New York Shares and may be "sponsored" or "unsponsored." Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADRs may be established by a depositary without participation by the underlying issuer. GDRs, EDRs and other types of depositary receipts are typically issued by foreign depositaries, although they may also be issued by U.S. depositaries, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Holders of unsponsored depositary receipts generally bear all the costs associated with establishing the unsponsored depositary receipt. The depositary of an unsponsored depositary receipt is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored depositary receipt voting rights with respect to the deposited securities or pool of securities. Depositary receipts are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States. For purposes of certain Underlying Funds' investment policies, such Underlying Funds' investments in depositary receipts will be deemed to be investments in the underlying securities.

EURODOLLAR AND YANKEE OBLIGATIONS

     Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

FOREIGN CURRENCY EXCHANGE RISKS

     To the extent that certain Underlying Funds invest in securities denominated or quoted in currencies other than the U.S. dollar, such Underlying Funds will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in such Underlying Funds and the income and appreciation or depreciation of the investments. Changes in foreign currency exchange ratios relative to the U.S. dollar will affect the U.S. dollar value of such Underlying Fund's assets denominated in that currency and such Underlying Funds' yield on such assets. In addition, such Underlying Funds will incur costs in connection with conversions between various currencies.

     Certain Underlying Funds' foreign currency exchange transactions may be conducted on a spot basis (that is, cash basis) at the spot rate for purchasing or selling currency prevailing in the foreign currency exchange market. Certain Underlying Funds also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.

     Certain Underlying Funds may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before such Underlying Funds purchase a foreign security traded in the currency which such Underlying Funds anticipate acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for such Underlying Funds than if it had not entered into such contracts.

     Certain Underlying Funds are not required to enter into such transactions with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. In addition, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

     Certain Underlying Funds may cross-hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a portfolio has or expects to have portfolio exposure. Certain Underlying Funds may also engage in proxy hedging, which is defined as entering into positions in one currency to hedge investments denominated in another currency, where two currencies are economically linked. An Underlying Fund's entry into forward contracts, as well as any use of proxy or cross hedging techniques, will generally require such Underlying Fund to segregate cash and/or liquid securities at least equal to such Underlying Fund's obligations throughout the duration of the contract. Certain Underlying Funds may combine forward contracts with investments in securities denominated in other currencies to achieve desired security and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign bond, certain Underlying Funds may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, an Underlying Fund may be able to lock in the foreign currency value of the security and adopt a synthetic position reflecting the credit quality of the U.S. dollar-denominated security.

     To the extent required by the rules and regulations of the SEC, the Underlying Funds will segregate cash and/or liquid securities in an amount at least equal to the value of the Underlying Funds' total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the segregated assets declines, additional cash and/or liquid securities will be segregated on a daily basis so that the value of the segregated assets will be at least equal to the amount of the Underlying Funds' commitments with respect to such contracts.

INVESTING IN EMERGING MARKET COUNTRIES

     Certain Underlying Funds may invest in securities of issuers in emerging market countries. The risks of foreign investment are heightened when the issuer is from an emerging market country. The extent of economic development, political stability and market depth of such countries varies widely and investments in the securities of issuers in such countries typically involve greater potential gain or loss than investments in securities of issuers in more developed countries. Emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed markets. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed markets and the financial condition of issuers in emerging market countries may be more precarious than in other countries. Certain countries depend to a larger degree upon international trade or development assistance and, therefore, are vulnerable to changes in trade or assistance which, in turn, may be affected by a variety of factors. The Underlying Funds may be particularly sensitive to changes in the economies of certain countries resulting from any reversal of economic liberalization, political unrest or the imposition of sanctions by the U.S. or other countries.

     Certain Underlying Funds' purchase and sale of portfolio securities in emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic or sporadic trading or settlement or limitations on aggregate holdings by foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Underlying Funds, the Underlying Funds' investment adviser, its affiliates or their respective clients or other service providers. The Underlying Funds may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. Foreign investment in the securities markets of certain emerging market countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain countries may require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Underlying Funds. The repatriation of both investment income and capital from certain emerging market countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in securities in certain countries, it is anticipated that certain Underlying Funds may invest in such countries through other investment funds in such countries.

     Many emerging market countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation, which have had a negative effect on the economics and securities markets of such countries. Economies in emerging market countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures or negotiated by the countries with which they trade.

     Many emerging market countries are subject to a substantial degree of economic, political and social instability, governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging market countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of political reforms, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging market countries. Unanticipated political or social developments may result in sudden and significant investment losses.

     Settlement procedures in emerging market countries are frequently less developed and reliable than those in developed markets. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Underlying Funds to value their portfolio securities and could cause the Underlying Funds to miss attractive investment opportunities, to have a portion of their assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Underlying Funds have delivered or the Underlying Funds' inability to complete their contractual obligations. The creditworthiness of the local securities firms used by the Underlying Funds in emerging market countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Underlying Funds may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

     The small size and inexperience of the securities markets in certain emerging market countries and the limited volume of trading in securities in those countries may make the Underlying Funds' investments in such countries less liquid and more volatile than investments in countries with more developed securities markets. The Underlying Funds' investments in emerging market countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Underlying Funds may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging market countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

     Certain Underlying Funds' use of foreign currency management techniques in emerging market countries may be limited. Due to the limited market for these instruments in emerging market countries, the Underlying Funds' investment adviser does not currently anticipate that a significant portion of the Underlying Funds' currency exposure in emerging market countries, if any, will be covered by such instruments.

BRADY BONDS

     Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady (the "Brady Plan"). Brady Bonds may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. Certain Underlying Funds may purchase Brady Bonds either in the primary or secondary markets. The price and yield of Brady Bonds purchased in the secondary market will reflect the market conditions at the time of purchase, regardless of the stated face amount and the stated interest rate. With respect to

Brady Bonds with no or limited collateralization, such Underlying Funds will rely for payment of interest and principal primarily on the willingness and ability of the issuing government to make payment in accordance with the terms of the bonds.

     U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity;
(ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held to the scheduled maturity of the defaulted Brady Bonds by the collateral agent, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of the Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds should be viewed as speculative.

INVESTMENT COMPANY SECURITIES

     Certain Underlying Funds may invest in securities of other open-end or closed-end investment companies, by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations or as may otherwise be permitted by the 1940 Act.

     Some emerging market countries have laws and regulations that currently preclude direct foreign investments in the securities of their companies. However, indirect foreign investments in the securities of companies listed and traded on the stock exchanges in these countries are permitted by certain emerging market countries through investment funds which have been specifically authorized. Certain Underlying Funds may invest in these investment funds, including those advised by the investment adviser of certain Underlying Funds or their affiliates, subject to applicable provisions of the 1940 Act, and other applicable laws.

     If a Underlying Fund invests in such investment companies or investment funds, that Underling Fund's shareholders will bear not only their proportionate share of the expenses of that Underlying Fund (including operating expenses and the fees of the investment adviser), but also will indirectly bear similar expenses of the underlying investment companies or investment funds.

MONEY MARKET SECURITIES

     Certain Underlying Funds may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bankers' acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities, obligations of savings institutions and repurchase agreements. Such securities are limited to:

     U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, FHA and GNMA) or its instrumentalities (such as the FHLB), including Treasury bills, notes and bonds;

     Bank Obligations. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

     Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

     Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

     Fully insured Certificates of Deposit. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC);

     Commercial Paper. Commercial paper rated within the two highest grades by Standard & Poor's Corporation ("S&P") or by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's.

REAL ESTATE INVESTMENT TRUSTS

     Certain Underlying Funds may invest in equity Real Estate Investment Trusts ("REITs"). Equity REITs pool investors' funds for investment primarily in commercial real estate properties. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. Equity REITs generally derive their income from rents on the underlying properties and their value is impacted by changes in the value of the underlying property owned by the trusts. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. REITs are dependent upon specialized management skills, may not be diversified (which may increase the volatility of the REITs value) and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain exemption from the 1940 Act. In addition, the Underlying Funds indirectly will bear its proportionate share of any expenses paid by REITs in which it invests.

     Certain Underlying Funds may invest in foreign real estate companies. Investing in foreign real estate companies makes the Underlying Fund susceptible to the risks associated with the ownership of real estate and with the real estate industry in general, as well as risks that relate specifically to the way foreign real estate companies are organized and operated. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. In addition, foreign real estate companies, like U.S. REITS and mutual funds, have expenses, including management and administration fees, that are paid by their shareholders. As a result, shareholders will absorb their proportional share of duplicate levels of fees when the Underlying Funds invest in foreign real estate companies.

UTILITIES INDUSTRY

     Certain Underlying Funds may focus their investments in the utilities industry. The utilities industry has experienced significant changes in recent years. Many companies in the utilities industry have been favorably effected by lower fuel and financing costs, deregulation, the full or near completion of major construction programs and an increasing customer base. In addition, many utility companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Some electric utilities have also taken advantage of the right to sell power outside of their historical territories.

     The telecommunications industry is experiencing significant changes as local and long distance telephone companies, wireless communications companies and cable television providers begin to compete to provide telecommunications services and as new technologies develop. It is anticipated that telecommunications legislation also will have a significant impact on the telecommunications industry. Competition and technological advances may over time provide better-positioned utility companies with opportunities for enhanced profitability although increased competition. However, other structural changes could adversely affect the profitability of such utilities or other negative factors affecting the utilities industry could develop in the future.

     Gas and electric utility companies continue to be affected by changes in fuel prices and interest rates. There has been a convergence of gas utilities and electric utilities, as electric utilities begin to deregulate and customers begin to use a single energy provider instead of multiple energy providers. Gas companies have been deregulated to a greater extent than electric utilities and appear to have developed more of the business practices necessary to operate in a non-monopoly environment. Electric utilities, generally new to deregulation, may be more likely to experience significant changes than gas companies which may increase the risk of investing in electric utilities.

     Other utility companies securities appear to be emerging as new technologies develop and as old technologies are refined. Such issuers include entities engaged in cogeneration, waste disposal system provision, solid waste electric generation, independent power producers and non-utility generators.

     Utility companies that issue securities may be subject to a variety of risks depending, in part, on such factors as the type of utility involved and its geographic location. Such risks may include potential increases in operating costs, increases in interest expenses for capital construction programs, government regulation of rates charged to customers, cost associated with compliance with environmental and other regulations, service interruption due to environmental, operational or other mishaps, the effects of economic slowdowns, surplus capacity and increased competition from other providers of utility services. Utility companies often have their rates determined by state utility commissions or other governmental authorities or, depending on the jurisdiction and the nature of the issuer, such issuers may set their own rates. Changes in service rates generally lag changes in financing costs, and thus can favorably or unfavorably affect the ability of utility companies to maintain or increase dividend rates on such securities, depending upon whether such rates and costs are declining or rising. To the extent that rates are established or reviewed by governmental authorities, the utility is subject to the risk that such authority will not authorize increased rates. Utility companies are often subject to regulation by various authorities and may be affected by the imposition of special tariffs and charges. There can be no assurance that regulatory policies or accounting standard changes will not negatively affect the ability of utility companies to service principal, interest and dividend payments.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

     Certain Underlying Funds may purchase or sell fixed income securities on a when-issued or delayed delivery basis. These transactions occur when securities are purchased or sold by the Underlying Fund with payment and delivery taking place in the future, frequently a month or more after such transaction. This price is fixed on the date of the commitment, and the seller continues to accrue interest on the securities covered until delivery and payment take place. No income accrues to the Underlying Fund on securities in connection with such transactions prior to the date the Underlying Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price, and yields generally available on securities when delivery occurs may be higher or lower than yields on the securities obtained pursuant to such transactions. An Underlying Fund may either settle a commitment by taking delivery of the securities or may either resell or repurchase a commitment on or before the settlement date in which event the Underlying Fund may reinvest the proceeds in another when-issued commitment. An Underlying Fund's use of when-issued and delayed delivery transactions may increase its overall investment exposure and thus its potential for gain or loss. When engaging in such transactions, an Underlying Fund relies on the other party to complete the transaction; should the other party fail to do so, the Underlying Fund might lose a purchase or sale opportunity that could be more advantageous than alternative opportunities at the time of the failure. An Underlying Fund maintains segregated assets (which is marked to market daily) of cash, liquid securities or the security covered by the commitment (in the case of a sale) with the Underlying Fund's custodian in an aggregate amount at least equal to the amount of its commitment as long as the obligation to purchase or sell continues.

     Since the market value of both the securities or currency subject to the commitment and the securities or currency held as segregated assets may fluctuate, the use of commitments may magnify the impact of interest rate changes on the Underlying Fund's net asset value. A commitment sale is covered if the Underlying Fund owns or has the right to acquire the underlying securities or currency subject to the commitment. A commitment sale is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in value of a security or currency which the Underlying

Fund owns or has the right to acquire. By entering into a commitment sale transaction, the Underlying Fund foregoes or reduces the potential for both gain and loss in the security which is being hedged by the commitment sale.

SHORT SALES AGAINST THE BOX

     Certain Underlying Funds may from time to time make short sales of securities they own or have the right to acquire. A short sale is "against the box" to the extent that an Underlying Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. In a short sale, an Underlying Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. An Underlying Fund is required to recognize gain from the short sale for federal income tax purposes at the time it enters into the short sale, even though it does not receive the sales proceeds until it delivers the securities. An Underlying Fund is said to have a short position in the securities sold until it delivers such securities at which time it receives the proceeds of the sale. An Underlying Fund may not make short sales or maintain a short position if to do so would cause more than 25% of its total assets, taken at market value, to be involved in such sales. An Underlying Fund may close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Underlying Fund, because the Underlying Fund may want to continue to receive interest and dividend payments on securities in its portfolio.

BORROWING AND LEVERAGE

     Certain Underlying Funds may engage in borrowing for temporary or emergency purposes. Certain Underlying Funds may also engage in borrowing for investment purposes, also known as leverage. Leveraging will magnify declines as well as increases in the net asset value of a Underlying Fund's shares and in the return on a Underlying Fund's investments. The extent to which certain Underlying Funds may borrow will depend upon the availability of credit. No assurance can be given that such Underlying Funds will be able to borrow on terms acceptable to the Underlying Funds. Borrowing by certain Underlying Funds will create the opportunity for increased net income but, at the same time, will involve special risk considerations. Borrowing will create interest expenses for such Underlying Funds which can exceed the income from the assets obtained with the proceeds. To the extent the income derived from securities purchased with funds obtained through borrowing exceeds the interest and other expenses that such Underlying Funds will have to pay in connection with such borrowing, such Underlying Funds' net income will be greater than if the Underlying Funds did not borrow. Conversely, if the income from the assets obtained through borrowing is not sufficient to cover the cost of borrowing, the net income of such Underlying Funds will be less than if such Underlying Funds did not borrow, and therefore the amount available for distribution to shareholders will be reduced. An Underlying Fund's use of leverage may impair the ability of the Underlying Fund to maintain its qualification for federal income tax purposes as a regulated investment company. The rights of any lenders to such Underlying Funds to receive payments of interest on and repayments of principal of borrowings will be senior to the rights of such Underlying Funds' shareholders, and the terms of such Underlying Funds' borrowings may contain provisions that limit certain activities of such Underlying Funds and could result in precluding the purchase of securities and instruments that such Underlying Funds would otherwise purchase.

                             STRATEGIC TRANSACTIONS

     The Underlying Funds may, but are not required to, use various investment strategies as described below ("Strategic Transactions") to earn income, to facilitate portfolio management and to mitigate risks. Techniques and instruments may change over time as new instruments and strategies are developed or as regulatory changes occur. Although the Underlying Funds' investment adviser seeks to use such transactions to further each Underlying Funds' investment objective(s), no assurance can be given that the use of these transactions will achieve this result. The Underlying Funds' activities involving Strategic Transactions may be limited by the requirements of the Code for qualification as a regulated investment company.

SELLING CALL AND PUT OPTIONS

     Purpose. The principal reason for selling options is to obtain, through receipt of premiums, a greater current return than would be realized on the underlying securities alone. Such current return could be expected to fluctuate because premiums earned from an option selling program and dividend or interest income yields on portfolio securities vary as economic and market conditions change. Selling options on portfolio securities is likely to result in a higher portfolio turnover rate.

     Selling Options. The purchaser of a call option pays a premium to the seller (i.e., the writer) for the right to buy the underlying security from the seller at a specified price during a certain period. An Underlying Fund would write call options only on a covered basis or for cross-hedging purposes. A call option is covered if, at all times during the option period, the Underlying Fund owns or has the right to acquire the securities of the type that it would be obligated to deliver if any outstanding option were exercised. An option is for cross-hedging purposes if it is not covered by the security subject to the option, but is designed to provide a hedge against another security which the Underlying Fund owns or has the right to acquire. In such circumstances, the Underlying Funds collateralize the option by segregating cash and/or liquid securities in an amount at least equal to the market value of the underlying security, marked to market daily, while the option is outstanding.

     The purchaser of a put option pays a premium to the seller (i.e., the writer) for the right to sell the underlying security to the writer at a specified price during a certain period. The Underlying Funds would sell put options only on a secured basis, which means that, at all times during the option period, the Underlying Funds would segregate cash and/or liquid securities in an amount at least equal to the exercise price of the option, or would hold a put on the same underlying security at an equal or greater exercise price.

     Closing Purchase Transactions and Offsetting Transactions. To terminate its position as a writer of a call or put option, the Underlying Funds could enter into a "closing purchase transaction," which is the purchase of a call (put) on the same underlying security and having the same exercise price and expiration date as the call (put) previously sold by the Underlying Funds. The Underlying Funds would realize a gain (loss) if the premium plus commission paid in the closing purchase transaction is lesser (greater) than the premium it received on the sale of the option. The Underlying Funds would also realize a gain if an option it has written lapses unexercised.

     Risks of Writing Options. By selling a call option, the Underlying Funds lose the potential for gain on the underlying security above the exercise price while the option is outstanding; by selling a put option the Underlying Funds might become obligated to purchase the underlying security at an exercise price that exceeds the then current market price.

PURCHASING CALL AND PUT OPTIONS

     The Underlying Funds could purchase call options to protect against anticipated increases in the prices of securities it wishes to acquire. Alternatively, call options could be purchased for capital appreciation. Since the premium paid for a call option is typically a small fraction of the price of the underlying security, a given amount of funds will purchase call options covering a much larger quantity of such security than could be purchased directly. By purchasing call options, the Underlying Funds could benefit from any significant increase in the price of the underlying security to a greater extent than had it invested the same amount in the security directly. However, because of the very high volatility of option premiums, the Underlying Funds would bear a significant risk of losing the entire premium if the price of the underlying security did not rise sufficiently, or if it did not do so before the option expired.

     Put options may be purchased to protect against anticipated declines in the market value of either specific portfolio securities or of the Underlying Funds' assets generally. Alternatively, put options may be purchased for capital appreciation in anticipation of a price decline in the underlying security and a corresponding increase in the value of the put option. The purchase of put options for capital appreciation involves the same significant risk of loss as described above for call options.

     In any case, the purchase of options for capital appreciation would increase the Underlying Funds' volatility by increasing the impact of changes in the market price of the underlying securities on the Underlying Funds' net asset value.

OVER-THE-COUNTER OPTIONS

     Certain Underlying Funds are authorized to purchase and sell over-the-counter options ("OTC Options"). OTC Options are purchased from or sold to securities dealers, financial institutions of other parties ("Counterparties") through direct bilateral agreement with the Counterparty. Such Underlying Funds will sell only OTC Options (other than OTC currency options) that are subject to a buy-back provision permitting such Underlying Fund to require to the Counterparty to sell the option back to such Underlying Fund at a formula price within seven days.

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

     Certain Underlying Funds also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

OPTIONS ON U.S. GOVERNMENT SECURITIES

     Treasury Bonds and Notes. Because trading interest in options written on Treasury bonds and notes tends to center on the most recently auctioned issues, the exchanges will not continue indefinitely to introduce options with new expirations to replace expiring options on particular issues. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each issue of bonds or notes will thus be phased out as new options are listed on more recent issues, and options representing a full range of expirations will not ordinarily be available for every issue on which options are traded.

     Treasury Bills. Because the deliverable Treasury bill changes from week to week, writers of Treasury bill calls cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if an Underlying Fund holds a long position in Treasury bills with a principal amount of the securities deliverable upon exercise of the option, the position may be hedged from a risk standpoint by the writing of a call option. For so long as the call option is outstanding, such Underlying Fund will segregate the Treasury bills so that it will be treated as being covered.

     Mortgage-Related Securities. The following special considerations will be applicable to options on mortgage-related securities. Currently such options are only traded over-the-counter. Since the remaining principal balance of a mortgage-related security declines each month as a result of mortgage payments, an Underlying Fund as a writer of a mortgage-related call holding mortgage-related securities as "cover" to satisfy its delivery obligation in the event of exercise may find that the mortgage-related securities it holds no longer have a sufficient remaining principal balance for this purpose. Should this occur, such Underlying Fund will purchase additional mortgage-related securities from the same pool (if obtainable) or replacement mortgage-related securities in the cash market to maintain its cover. A mortgage-related security held by an Underlying Fund to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. If this should occur, such Underlying Fund will no longer be covered, and such Underlying Fund will either enter into a closing purchase transaction or replace such mortgage-related security with a mortgage-related security which represents cover. When an Underlying Fund closes its position or replaces such mortgage-related security, it may realize an unanticipated loss and incur transaction costs.

OPTIONS ON FOREIGN CURRENCIES

     Certain Underlying Funds may purchase and write options on foreign currencies in a manner similar to that in which forward contracts or futures contracts on foreign currencies will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. To protect against such diminutions in the value of portfolio securities, certain Underlying Funds may purchase put options on the foreign currency. If the value of the currency does decline, such Underlying Funds will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

     Conversely, where a rise in the dollar value of a foreign currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, certain Underlying Funds may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to such Underlying Funds deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated such Underlying Funds could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

     Certain Underlying Funds may write options on foreign currencies for the same types of purposes. For example, where an Underlying Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

     Similarly, instead of purchasing a call option to protect against an anticipated increase in the dollar cost of securities to be acquired, an Underlying Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow such Underlying Fund to protect against such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and such Underlying Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Underlying Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

     Certain Underlying Funds may write covered call options on foreign currencies. A call option written on a foreign currency by an Underlying Fund is "covered" if such

Underlying Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration as segregated by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if such Underlying Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is segregated by such Underlying Fund in cash and/or liquid securities.

     The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market (conducted directly between currency traders, usually large commercial banks, and their customers) involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

     Certain Underlying Funds may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to protect against a decline in the U.S. dollar value of a security which the Underlying Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, an Underlying Fund collateralizes the option by segregating cash and/or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

COMBINED TRANSACTIONS

     Certain Underlying Funds may enter into multiple transactions, including multiple options transactions, multiple futures contracts transactions and multiple interest rate transactions and any combination of futures contracts, options and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of such Underlying Funds to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

FUTURES CONTRACTS

     Certain Underlying Funds may engage in transactions involving futures contracts and options on futures contracts in accordance with the rules and interpretations of the Commodity Futures Trading Commission ("CFTC") under which the Underlying Funds would be exempt from registration as a "commodity pool."

     An index futures contract is an agreement pursuant to which a party agrees to take or make delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the index value at a specified time and the price at which the futures contract originally was struck. No physical delivery of the underlying securities in the index is made.

     Certain Underlying Funds may enter into contracts for the purchase or sale for future delivery of securities or foreign currencies, or contracts based on financial indices including any stock index or index of U.S. government securities, foreign government securities or corporate debt securities.

     Currently, securities index futures contracts can be purchased with respect to several indices on various exchanges. Differences in the securities included in the indices may result in differences in correlation of the futures contracts with movements in the value of the securities being hedged. The Underlying Funds also may invest in foreign stock index futures contracts traded outside the United States which involve additional risks including fluctuations in foreign exchange rates, foreign currency exchange controls, political and economic instability, differences in financial reporting and securities regulation and trading, and foreign taxation issues.

     Initial and Variation Margin. In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale of a futures contract. Initially, the Underlying Funds are required to deposit an amount of cash and/or liquid securities equal to a percentage (which will normally range between 1% and 10%) of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act or with its custodian in an account in the broker's name. This amount is known as initial margin. The nature of initial margin in futures contract transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Underlying Funds upon termination of the futures contract and satisfaction of its contractual obligations. Subsequent payments to and from the initial margin account, called variation margin, are made on a daily basis as the price of the underlying securities or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to market.

     For example, when an Underlying Fund purchases a futures contract and the price of the underlying security or index rises, that position increases in value, and the Underlying Fund receives a variation margin payment equal to that increase in value. Conversely, where an underlying fund purchases a futures contract and the value of the underlying security or index declines, the position is less valuable, and the Underlying Fund is required to make a variation margin payment.

     At any time prior to expiration of the futures contract, an Underlying Fund may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Underlying Fund, and the Underlying Fund realizes a loss or a gain.

     Futures Contract Strategies. When an Underlying Fund anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when such Underlying Fund is otherwise fully invested ("anticipatory hedge"). Such purchase of a futures contract would serve as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The Underlying Funds may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Underlying Funds' securities ("defensive hedge"). To the extent that the Underlying Funds' portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts would substantially reduce the risk to the Underlying Funds of a market decline and, by so doing, provides an alternative to the liquidation of securities positions in the Underlying Funds. Ordinarily, transaction costs associated with futures contract transactions are lower than transaction costs that would be incurred in the purchase and sale of the underlying securities.

     Special Risks Associated with Futures Contract Transactions. There are several risks connected with the use of futures contracts. These include the risk of imperfect correlation between movements in the price of the futures contracts and of the underlying securities or index; the risk of market distortion; the risk of illiquidity; and the risk of error in anticipating price movement.

     There may be an imperfect correlation (or no correlation) between movements in the price of the futures contracts and of the securities being hedged. The risk of imperfect correlation increases as the composition of the securities being hedged diverges from the securities upon which the futures contract is based. If the price of the futures contract moves less than the price of the securities being hedged, the hedge will not be fully effective. To compensate for the imperfect correlation, the Underlying Funds could buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is greater than the historical volatility of the securities underlying the futures contract. Conversely, the Underlying Funds could buy or sell futures contracts in a lesser dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is less than the historical volatility of the securities underlying the futures contracts. It is also possible that the value of futures contracts held by the Underlying Funds could decline at the same time as portfolio securities being hedged; if this occurred, the Underlying Funds would lose money on the futures contract in addition to suffering a decline in value in the portfolio securities being hedged.

     There is also the risk that the price of futures contracts may not correlate perfectly with movements in the securities or index underlying the futures contract due to certain market distortions. First, all participants in the futures contract market are subject to margin depository and maintenance requirements. Rather than meet additional margin depository requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the futures contract market and the securities or index underlying the futures contract. Second, from the point of view of speculators, the deposit requirements in the futures contract market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures contract markets may cause temporary price distortions. Due to the possibility of price distortion in the futures contract markets and because of the imperfect correlation between movements in futures contracts and movements in the securities underlying them, a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction.

     There is also the risk that futures contract markets may not be sufficiently liquid. Futures contracts may be closed out only on an exchange or board of trade that provides a market for such futures contracts. Although the Underlying Funds intend to purchase or sell futures contracts only on exchanges and boards of trade where there appears to be an active secondary market, there can be no assurance that an active secondary market will exist for any particular contract or at any particular time. In the event of such illiquidity, it might not be possible to close a futures contract position and, in the event of adverse price movement, the Underlying Funds would continue to be required to make daily payments of variation margin. Since the securities being hedged would not be sold until the related futures contract is sold, an increase, if any, in the price of the securities may to some extent offset losses on the related futures contract. In such event, the Underlying Funds would lose the benefit of the appreciation in value of the securities.

     Successful use of futures contracts is also subject to the Adviser's ability to correctly predict the direction of movements in the market. For example, if the Underlying Funds hedge against a decline in the market, and market prices instead advance, the Underlying Funds will lose part or all of the benefit of the increase in value of its securities holdings because it will have offsetting losses in futures contracts. In such cases, if the Underlying Funds have insufficient cash, it may have to sell portfolio securities at a time when it is disadvantageous to do so to meet the daily variation margin.

     Although certain Underlying Funds intend to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most U.S. futures contract exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices would move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures contract positions and subjecting some futures contract traders to substantial losses. In such event, and in the event of adverse price movements, the Underlying Funds would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

     The Underlying Funds will not enter into futures contracts or options transactions (except for closing transactions) other than for bona fide hedging purposes if, immediately thereafter, the sum of its initial margin and premiums on open futures contracts and options exceed 5% of the fair market value of the Underlying Funds' assets; however, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. To prevent leverage in connection with the purchase of futures contracts by the Underlying Funds, the Underlying Funds will segregate cash and/or liquid securities in an amount at least equal to the market value of the obligation under the futures contracts (less any related margin deposits).

OPTIONS ON FUTURES CONTRACTS

     Certain Underlying Funds could also purchase and write options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option period. As a writer of an option on a futures contract, an Underlying Fund would be subject to initial margin and maintenance requirements similar to those applicable to futures contracts. In addition, net option premiums received by an Underlying Fund are required to be included as initial margin deposits. When an option on a futures contract is exercised, delivery of the futures contract position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The Underlying Funds could purchase put options on futures contracts in lieu of, and for the same purposes as, the sale of a futures contract; at the same time, they could write put options at a lower strike price (a "put bear spread") to offset part of the cost of the strategy to the Underlying Funds. The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contracts.

     Risks of Transactions in Options on Futures Contracts. In addition to the risks described above which apply to all options transactions, there are several special risks relating to options on futures contracts. The Underlying Funds' investment adviser will not purchase options on futures contracts on any exchange unless in the Underlying Funds' investment adviser's opinion, a liquid secondary exchange market for such options exists. Compared to the use of futures contracts, the purchase of options on futures contracts involves less potential risk to the Underlying Funds because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances, such as when there is no movement in the price of the underlying security or index, when the use of an option on a futures contract would result in a loss to the Underlying Funds when the use of a futures contract would not.

ADDITIONAL RISKS OF OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Option positions of all investment companies advised by the Adviser are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions.

These position limits may restrict the number of listed options which the Underlying Funds may write.

     In the event of the bankruptcy of a broker through which the Underlying Funds engage in transactions in options, futures contracts or options on futures contracts, the Underlying Funds could experience delays or losses in liquidating open positions purchased or incur a loss of all or part of its margin deposits. Transactions are entered into by the Underlying Funds only with brokers or financial institutions deemed creditworthy by the Adviser.

     Unlike transactions entered into by the Underlying Funds in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, subject to SEC regulation. Similarly, options on currencies may be traded OTC. In an OTC trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could, therefore, continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

     Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the International Growth Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

     The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

     In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the International Growth Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume.

EURODOLLAR INSTRUMENTS

     Certain Underlying Funds may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. Underlying Funds might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR to which many interest rate swaps and income instruments are linked.

RISKS OF STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES

     When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in an Underlying Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.

STRUCTURED NOTES

     Structured Notes are derivatives, the amount of principal repayment and/or interest payments of which is based upon the movement of one or more factors. These factors may include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices such as the S&P 500 Index. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The International Growth Fund may use structured notes to tailor their investments to the specific risks and returns that the International Growth Fund is willing to accept, while avoiding or reducing certain other risks.

SWAP CONTRACTS

     A swap contract is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and an agreed upon notional amount. The term "specified index" may include, but is not limited to, currencies, fixed interest rates, prices, total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, an Underlying Fund may agree to swap the return generated by a fixed-income index for the return generated by a second fixed-income index. The currency swaps in which the Underlying Fund may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

     The swaps in which certain Underlying Funds may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Underlying Fund is contractually obligated to make. If the other party to a swap defaults, the Underlying Fund's risk of loss consists of the net amount of payments that the Underlying Fund is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Underlying Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

     The Underlying Funds will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Underlying Fund receiving or paying, as the case may be, only the net amount of the two payments. The Underlying Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the portfolio) and, to avoid any potential leveraging of the Underlying Fund, the Underlying Fund will segregate cash or liquid securities in an amount at least equal to any accrued but unpaid net amounts owed to the swap counterparty. To the extent that these swaps, caps, floors, and collars are entered into for hedging purposes, the Underlying Fund believes such obligations do not constitute "senior securities" under the 1940 Act and, accordingly, will not treat them as being subject to the Underlying Fund's borrowing restrictions. The Underlying Fund may enter into over-the-counter derivatives transactions (swaps, caps, floors, puts, etc., but excluding foreign exchange contracts) with counterparties that are approved by the Adviser in accordance with guidelines established by the Board of Trustees. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties with ratings below AA.

     The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the International Growth Fund's investment adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the portfolio would be less favorable than it would have been if this investment technique were not used.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

     Many Strategic Transactions, in addition to other requirements, require that the Underlying Funds segregate cash and/or liquid securities to the extent the Underlying Funds' obligations are not otherwise "covered" as described above. In general, either the full amount of any obligation by the Underlying Funds to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered (or securities convertible into the needed securities without additional consideration), or, subject to applicable regulatory restrictions, the Underlying Funds must segregate cash and/or liquid securities in an amount at least equal to the current amount of the obligation. In the case of a futures contract or an option on a futures contract, the Underlying Funds must deposit initial margin and possible daily variation margin in addition to segregating cash and/or liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. With respect to swaps, the Underlying Funds will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash and/or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of cash and/or liquid securities with a value equal to the Underlying Fund's net obligation, if any. Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Underlying Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated cash and/or liquid securities, equals its net outstanding obligation. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate.

                            INVESTMENT RESTRICTIONS

     The Funds have adopted the following fundamental investment restrictions which may not be changed without shareholder approval by the vote of a majority of its outstanding voting securities which is defined by the 1940 Act as the lesser of (i) 67% or more of the respective Fund's voting securities present at a meeting, if the holders of more than 50% of the respective Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the respective Fund's outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitations on illiquid securities and borrowings, the percentage limitations apply at the time of purchase and on an ongoing basis. These restrictions provide that the Fund shall not:

     1. Issue senior securities nor borrow money, except each Fund may issue senior securities or borrow money to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

     2. Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

     3. Invest in any security if, as a result, 25% or more of the value of the respective Fund's total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except (a) excluding securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or securities of state and municipal governments or their political subdivisions, (b) when the Fund has taken a temporary defensive position, or (c) as otherwise provided by (i) the 1940 Act, as amended from time to time,
        (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

     4. Purchase or sell real estate except that each Fund may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (f) as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

     5. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

     6. Make loans of money or property to any person, except (a) to the extent that securities or interests in which the respective Fund may invest are considered to be loans, (b) through the loan of portfolio securities,
        (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the respective Fund from the provisions of the 1940 Act, as amended from time to time.


     The latter part of certain of the Fund's fundamental investment restrictions (i.e., the references to "as may otherwise be permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or
(iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time") provide the Fund with flexibility to change its limitations in connection with changes in applicable law, rules, regulations or exemptive relief. The language used in these restrictions provides the necessary flexibility to allow the Fund's Board to respond efficiently to these kinds of developments without the delay and expense of a shareholder meeting.


     The Funds have an operating policy, which may be changed by the Funds' Boards of Trustees, not to borrow money except for temporary purposes and then in an amount not in excess of 5% of the value of the total assets of the respective Fund at the time the borrowing is made.

     Each Underlying Fund has also adopted investment restrictions, which may be more restrictive than the restrictions above.

                             TRUSTEES AND OFFICERS

     The business and affairs of the Funds are managed under the direction of the Funds' Boards of Trustees and the Funds' officers appointed by the Boards of Trustees. The tables below list the trustees and executive officers of the Funds and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

                              INDEPENDENT TRUSTEES


                                                                                          NUMBER OF
                                              TERM OF                                      FUNDS IN
                                             OFFICE AND                                      FUND
                                POSITION(S)  LENGTH OF                                     COMPLEX
NAME, AGE AND ADDRESS            HELD WITH      TIME     PRINCIPAL OCCUPATION(S)           OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE             FUNDS       SERVED    DURING PAST 5 YEARS              BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (62)              Trustee          +       Chairman and Chief Executive         72       Trustee/Director/
Blistex Inc.                                             Officer of Blistex Inc., a                    Managing General
1800 Swift Drive                                         consumer health care products                 Partner of funds in
Oak Brook, IL 60523                                      manufacturer.                                 the Fund Complex.
                                                                                                       Director of the
                                                                                                       Heartland Alliance, a
                                                                                                       nonprofit
                                                                                                       organization serving
                                                                                                       human needs based in
                                                                                                       Chicago. Board member
                                                                                                       of the Illinois
                                                                                                       Manufacturers'
                                                                                                       Association.

Jerry D. Choate (68)            Trustee          +       Prior to January 1999, Chairman      72       Trustee/Director/
33971 Selva Road                                         and Chief Executive Officer of                Managing General
Suite 130                                                the Allstate Corporation                      Partner of funds in
Dana Point, CA 92629                                     ("Allstate") and Allstate                     the Fund Complex.
                                                         Insurance Company. Prior to                   Director of H & R
                                                         January 1995, President and                   Block, Amgen Inc., a
                                                         Chief Executive Officer of                    biotechnological
                                                         Allstate. Prior to August 1994,               company, and Valero
                                                         various management positions at               Energy Corporation,
                                                         Allstate.                                     an independent
                                                                                                       refining company.


                                                                                          NUMBER OF
                                              TERM OF                                      FUNDS IN
                                             OFFICE AND                                      FUND
                                POSITION(S)  LENGTH OF                                     COMPLEX
NAME, AGE AND ADDRESS            HELD WITH      TIME     PRINCIPAL OCCUPATION(S)           OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE             FUNDS       SERVED    DURING PAST 5 YEARS              BY TRUSTEE   HELD BY TRUSTEE
Rod Dammeyer (66)               Trustee          +       President of CAC, L.L.C., a          72       Trustee/Director/Managing
CAC, L.L.C.                                              private company offering                      General Partner of
4350 LaJolla Village Drive                               capital investment and                        funds in the Fund
Suite 980                                                management advisory services.                 Complex. Director of
San Diego, CA 92122-6223                                                                               Quidel Corporation,
                                                                                                       Stericycle, Inc.,
                                                                                                       Ventana Medical
                                                                                                       Systems, Inc. and
                                                                                                       Trustee of The
                                                                                                       Scripps Research
                                                                                                       Institute. Prior to
                                                                                                       April 2007, Director
                                                                                                       of GATX Corporation.
                                                                                                       Prior to April 2004,
                                                                                                       Director of
                                                                                                       TheraSense, Inc.
                                                                                                       Prior to January
                                                                                                       2004, Director of
                                                                                                       TeleTech Holdings
                                                                                                       Inc. and Arris Group,
                                                                                                       Inc.

Linda Hutton Heagy++ (59)       Trustee          +       Managing Partner of Heidrick &       72       Trustee/Director/
Heidrick & Struggles                                     Struggles, an international                   Managing General
233 South Wacker Drive                                   executive search firm. Prior to               Partner of funds in
Suite 7000                                               1997, Partner of Ray &                        the Fund Complex.
Chicago, IL 60606                                        Berndtson, Inc., an executive                 Trustee on the
                                                         recruiting firm. Prior to 1995,               University of Chicago
                                                         Executive Vice President of ABN               Hospitals Board, Vice
                                                         AMRO, N.A., a bank holding                    Chair of the Board of
                                                         company. Prior to 1990,                       the YMCA of
                                                         Executive Vice President of The               Metropolitan Chicago
                                                         Exchange National Bank.                       and a member of the
                                                                                                       Women's Board of the
                                                                                                       University of
                                                                                                       Chicago.

R. Craig Kennedy (55)           Trustee          +       Director and President of the        72       Trustee/Director/
1744 R Street, NW                                        German Marshall Fund of the                   Managing General
Washington, DC 20009                                     United States, an independent                 Partner of funds in
                                                         U.S. foundation created to                    the Fund Complex.
                                                         deepen understanding, promote
                                                         collaboration and stimulate
                                                         exchanges of practical
                                                         experience between Americans
                                                         and Europeans. Formerly,
                                                         advisor to the Dennis Trading
                                                         Group Inc., a managed futures
                                                         and option company that invests
                                                         money for individuals and
                                                         institutions. Prior to 1992,
                                                         President and Chief Executive
                                                         Officer, Director and member of
                                                         the Investment Committee of the
                                                         Joyce Foundation, a private
                                                         foundation.

Howard J Kerr (71)              Trustee          +       Prior to 1998, President and         72       Trustee/Director/
14 Huron Trace                                           Chief Executive Officer of                    Managing General
Galena, IL 61036                                         Pocklington Corporation, Inc.,                Partner of funds in
                                                         an investment holding company.                the Fund Complex.
                                                                                                       Director of the Lake
                                                                                                       Forest Bank & Trust.
                                                                                                       Director of the
                                                                                                       Marrow Foundation.


                                                                                          NUMBER OF
                                              TERM OF                                      FUNDS IN
                                             OFFICE AND                                      FUND
                                POSITION(S)  LENGTH OF                                     COMPLEX
NAME, AGE AND ADDRESS            HELD WITH      TIME     PRINCIPAL OCCUPATION(S)           OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE             FUNDS       SERVED    DURING PAST 5 YEARS              BY TRUSTEE   HELD BY TRUSTEE
Jack E. Nelson (71)             Trustee          +       President of Nelson Investment       72       Trustee/Director/
423 Country Club Drive                                   Planning Services, Inc., a                    Managing General
Winter Park, FL 32789                                    financial planning company and                Partner of funds in
                                                         registered investment adviser                 the Fund Complex.
                                                         in the State of Florida.
                                                         President of Nelson Ivest
                                                         Brokerage Services Inc., a
                                                         member of the NASD, Securities
                                                         Investors Protection Corp. and
                                                         the Municipal Securities
                                                         Rulemaking Board. President of
                                                         Nelson Sales and Services
                                                         Corporation, a marketing and
                                                         services company to support
                                                         affiliated companies.

Hugo F. Sonnenschein (66)       Trustee          +       President Emeritus and Honorary      72       Trustee/Director/
1126 E. 59th Street                                      Trustee of the University of                  Managing General
Chicago, IL 60637                                        Chicago and the Adam Smith                    Partner of funds in
                                                         Distinguished Service Professor               the Fund Complex.
                                                         in the Department of Economics                Trustee of the
                                                         at the University of Chicago.                 University of
                                                         Prior to July 2000, President                 Rochester and a
                                                         of the University of Chicago.                 member of its
                                                                                                       investment committee.
                                                                                                       Member of the
                                                                                                       National Academy of
                                                                                                       Sciences, the
                                                                                                       American
                                                                                                       Philosophical Society
                                                                                                       and a fellow of the
                                                                                                       American Academy of
                                                                                                       Arts and Sciences.

Suzanne H. Woolsey, Ph.D. (65)  Trustee          +       Chief Communications Officer of      72       Trustee/Director/
815 Cumberstone Road                                     the National Academy of                       Managing General
Harwood, MD 20776                                        Sciences/ National Research                   Partner of funds in
                                                         Council, an independent,                      the Fund Complex.
                                                         federally chartered policy                    Director of Fluor
                                                         institution, from 2001 to                     Corp., an
                                                         November 2003 and Chief                       engineering,
                                                         Operating Officer from 1993 to                procurement and
                                                         2001. Prior to 1993, Executive                construction
                                                         Director of the Commission on                 organization, since
                                                         Behavioral and Social Sciences                January 2004.
                                                         and Education at the National                 Director of
                                                         Academy of Sciences/National                  Intelligent Medical
                                                         Research Council. From 1980                   Devices, Inc., a
                                                         through 1989, Partner of                      symptom based
                                                         Coopers & Lybrand.                            diagnostic tool for
                                                                                                       physicians and
                                                                                                       clinical labs.
                                                                                                       Director of the
                                                                                                       Institute for Defense
                                                                                                       Analyses, a federally
                                                                                                       funded research and
                                                                                                       development center,
                                                                                                       Director of the
                                                                                                       German Marshall Fund
                                                                                                       of the United States,
                                                                                                       Director of the Rocky
                                                                                                       Mountain Institute
                                                                                                       and Trustee of
                                                                                                       California Institute
                                                                                                       of Technology and the
                                                                                                       Colorado College.

                              INTERESTED TRUSTEE*


                                                                                          NUMBER OF
                                              TERM OF                                      FUNDS IN
                                             OFFICE AND                                      FUND
                                POSITION(S)  LENGTH OF                                     COMPLEX
NAME, AGE AND ADDRESS            HELD WITH      TIME     PRINCIPAL OCCUPATION(S)           OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE              FUNDS       SERVED    DURING PAST 5 YEARS              BY TRUSTEE   HELD BY TRUSTEE
Wayne W. Whalen* (67)             Trustee        +       Partner in the law firm of           72       Trustee/Director/
333 West Wacker Drive                                    Skadden, Arps, Slate, Meagher &               Managing General
Chicago, IL 60606                                        Flom LLP, legal counsel to                    Partner of funds in
                                                         funds in the Fund Complex.                    the Fund Complex.
                                                                                                       Director of the
                                                                                                       Abraham Lincoln
                                                                                                       Presidential Library
                                                                                                       Foundation.


------------------------------------

 + See Table D below.


++ As indicated above, Ms. Heagy is an employee of Heidrick and Struggles, an international executive search firm ("Heidrick"). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been unrelated to Van Kampen's or Morgan Stanley's asset management businesses and have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not own common shares of Heidrick (representing less than 1% of Heidrick's outstanding common shares).


 * Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

                                    OFFICERS


                                                     TERM OF
                                                    OFFICE AND
                                   POSITION(S)      LENGTH OF
NAME, AGE AND                       HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                    FUNDS           SERVED    DURING PAST 5 YEARS

Ronald E. Robison (68)          President and          +++      President of funds in the Fund Complex since September 2005
522 Fifth Avenue                Principal                       and Principal Executive Officer of funds in the Fund Complex
New York, NY 10036              Executive                       since May 2003. Managing Director of Van Kampen Advisors
                                Officer                         Inc. since June 2003. Director of Investor Services since
                                                                September 2002. Director of the Adviser, Van Kampen
                                                                Investments and Van Kampen Exchange Corp. since January
                                                                2005. Managing Director of Morgan Stanley and Morgan Stanley
                                                                & Co. Incorporated. Managing Director and Director of Morgan
                                                                Stanley Investment Management Inc. Chief Administrative
                                                                Officer, Managing Director and Director of Morgan Stanley
                                                                Investment Advisors Inc. and Morgan Stanley Services Company
                                                                Inc. and Managing Director and Director of Morgan Stanley
                                                                Distributors Inc. and Morgan Stanley Distribution Inc. Chief
                                                                Executive Officer and Director of Morgan Stanley Trust.
                                                                Executive Vice President and Principal Executive Officer of
                                                                the Institutional and Retail Morgan Stanley Funds. Director
                                                                of Morgan Stanley SICAV. Previously, Chief Global Operations
                                                                Officer of Morgan Stanley Investment Management Inc. and
                                                                Executive Vice President of funds in the Fund Complex from
                                                                May 2003 to September 2005.

Dennis Shea (54)                Vice President      +++         Managing Director of Morgan Stanley Investment Advisors
522 Fifth Avenue                                                Inc., Morgan Stanley Investment Management Inc., the Adviser
New York, NY 10036                                              and Van Kampen Advisors Inc. Chief Investment
                                                                Officer--Global Equity of the same entities since February
                                                                2006. Vice President of Morgan Stanley Institutional and
                                                                Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006. Previously, Managing
                                                                Director and Director of Global Equity Research at Morgan
                                                                Stanley from April 2000 to February 2006.

J. David Germany (53)           Vice President      +++         Managing Director of Morgan Stanley Investment Advisors
20 Bank Street,                                                 Inc., Morgan Stanley Investment Management Inc., the Adviser
Canary Wharf                                                    and Van Kampen Advisors Inc. Chief Investment
London, GBR E14 AD                                              Officer--Global Fixed Income of the same entities since
                                                                December 2005. Managing Director and Director of Morgan
                                                                Stanley Investment Management Ltd. Director of Morgan
                                                                Stanley Investment Management (ACD) Limited since December
                                                                2003. Vice President of Morgan Stanley Institutional and
                                                                Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006.

Amy R. Doberman (45)            Vice President         +++      Managing Director and General Counsel-U.S. Investment
522 Fifth Avenue                                                Management; Managing Director of Morgan Stanley Investment
New York, NY 10036                                              Management Inc., Morgan Stanley Investment Advisors Inc. and
                                                                the Adviser. Vice President of the Morgan Stanley
                                                                Institutional and Retail Funds since July 2004 and Vice
                                                                President of funds in the Fund Complex since August 2004.
                                                                Previously, Managing Director and General Counsel of
                                                                Americas, UBS Global Asset Management from July 2000 to July
                                                                2004 and General Counsel of Aeltus Investment Management,
                                                                Inc from January 1997 to July 2000.

Stefanie V. Chang (40)          Vice President         +++      Executive Director of Morgan Stanley Investment Management
522 Fifth Avenue                and Secretary                   Inc. Vice President and Secretary of funds in the Fund
New York, NY 10036                                              Complex.

                                                     TERM OF
                                                    OFFICE AND
                                   POSITION(S)      LENGTH OF
NAME, AGE AND                       HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                    FUNDS           SERVED    DURING PAST 5 YEARS

John L. Sullivan (51)           Chief Compliance       +++      Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza--Suite 100     Officer                         August 2004. Prior to August 2004, Director and Managing
Oakbrook Terrace, IL 60181                                      Director of Van Kampen Investments, the Adviser, Van Kampen
                                                                Advisors Inc. and certain other subsidiaries of Van Kampen
                                                                Investments, Vice President, Chief Financial Officer and
                                                                Treasurer of funds in the Fund Complex and head of Fund
                                                                Accounting for Morgan Stanley Investment Management Inc.
                                                                Prior to December 2002, Executive Director of Van Kampen
                                                                Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (45)          Chief Financial        +++      Executive Director of Morgan Stanley Investment Management
One Parkview Plaza--Suite 100   Officer and                     Inc. since June 2007. Chief Financial Officer and Treasurer
Oakbrook Terrace, IL 60181      Treasurer                       of funds in the Fund Complex since June 2007. Prior to June
                                                                2007, Senior Vice President of Northern Trust Company,
                                                                Treasurer and Principal Financial Officer of Northern Trust
                                                                U.S. mutual fund complex.


------------------------------------

+++ See Table E below.


COMPENSATION

     Each trustee/director/managing general partner (hereinafter referred to in this section as "trustee") who is not an affiliated person (as defined in the 1940 Act) of Van Kampen Investments, the Adviser or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to funds in the Fund Complex. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a deferred compensation plan to its Non-Affiliated Trustees that allows such trustees to defer receipt of their compensation until retirement and earn a return on such deferred amounts. Amounts deferred are retained by the Funds and earn a rate of return determined by reference to the return on the common shares of the Funds or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Funds may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the respective Fund. Deferring compensation has the same economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met. Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from the Funds prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit per year for each of the 10 years following such retirement from the respective Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from the respective Fund.

     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE


                                                              Fund Complex
                                              ---------------------------------------------
                                                               Aggregate
                                               Aggregate       Estimated
                                              Pension or        Maximum           Total
                                              Retirement        Annual        Compensation
                               Aggregate       Benefits      Benefits from       before
                              Compensation    Accrued as       the Fund       Deferral from
                                from the        Part of      Complex Upon         Fund
            Name                Trust(1)      Expenses(2)    Retirement(3)     Complex(4)
            ----              ------------    -----------    -------------    -------------
INDEPENDENT TRUSTEES
David C. Arch                   $17,577        $ 35,373        $105,000         $259,418
Jerry D. Choate                  17,602          80,600         105,000          254,394
Rod Dammeyer                     17,577          64,051         105,000          259,418
Linda Hutton Heagy               17,602          25,769         105,000          254,394
R. Craig Kennedy                 17,602          18,372         105,000          254,394
Howard J Kerr                    17,577         140,735         143,750          259,418
Jack E. Nelson                   15,770          92,953         105,000          238,523
Hugo F. Sonnenschein             17,577          64,671         105,000          259,418
Suzanne H. Woolsey               17,602          57,060         105,000          254,394
INTERESTED TRUSTEE
Wayne W. Whalen                  17,577          67,997         105,000          259,418


------------------------------------

(2) The amounts shown in this column represent the aggregate compensation before deferral from all operating series of the Trust during the fiscal year ended March 31, 2007. The details of aggregate compensation before deferral for each operating series of the Trust during the fiscal year ended March 31, 2007 are shown in Table A below. The details of compensation deferred for each operating series of the Trust during the fiscal year ended March 31, 2007 are shown in Table B below. The details of cumulative deferred compensation (including interest) for each operating series of the Trust as of March 31, 2007 are shown in Table C below. The deferred compensation plan is described above the Compensation Table.



(3) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating funds in the Fund Complex for each of the trustees for the funds' respective fiscal years ended in 2006. The retirement plan is described above the Compensation Table.


(4) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex as of the date of this Statement of Additional Information for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The retirement plan is described above the Compensation Table. Each trustee has served as a member of the Board of Trustees since the year set forth in Table D below.

(5) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2006 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.


                                    TABLE A

                    FISCAL YEAR 2007 AGGREGATE COMPENSATION

                         FROM THE TRUST AND EACH SERIES


                                                                     INDEPENDENT TRUSTEES
                                    FISCAL   --------------------------------------------------------------------
FUND NAME                          YEAR-END   ARCH     CHOATE    DAMMEYER    HEAGY    KENNEDY    KERR     NELSON
---------                          --------   ----     ------    --------    -----    -------    ----     ------
Aggressive Growth Fund............     3/31  $ 3,084   $ 3,087   $ 3,084    $ 3,087   $3,087    $ 3,084   $ 2,858
Asset Allocation Conservative
 Fund.............................     3/31      469       469       469        469      469        469       469
Asset Allocation Growth Fund......     3/31      471       471       471        471      471        471       471
Asset Allocation Moderate Fund....     3/31      471       471       471        471      471        471       471
Core Equity Fund*.................     3/31        0         0         0          0        0          0         0
Disciplined Small Cap Value
 Fund.............................     3/31        0         0         0          0        0          0         0
Leaders Fund......................     3/31    1,570     1,572     1,570      1,572    1,572      1,570     1,343
Mid Cap Growth Fund...............     3/31    2,938     2,942     2,938      2,942    2,942      2,938     2,713
Select Growth Fund................     3/31    1,528     1,531     1,528      1,531    1,531      1,528     1,302
Small Cap Growth Fund.............     3/31    1,814     1,817     1,814      1,817    1,817      1,814     1,588
Small Cap Value Fund..............     3/31    1,867     1,870     1,867      1,870    1,870      1,867     1,641
Small Company Growth Fund*........     3/31        0         0         0          0        0          0         0
Utility Fund......................     3/31    1,577     1,581     1,577      1,581    1,581      1,577     1,352
Value Opportunities Fund..........     3/31    1,788     1,791     1,788      1,791    1,791      1,788     1,562
                                   --------  -------   -------   --------   -------   -------   -------   -------
 Equity Trust Total...............           $17,577   $17,602   $17,577    $17,602   $17,602   $17,577   $15,770

                                                             INTERESTED
                                     INDEPENDENT TRUSTEES     TRUSTEE
                                    ----------------------   ----------
FUND NAME                           SONNENSCHEIN   WOOLSEY     WHALEN
---------                           ------------   -------     ------
Aggressive Growth Fund............    $ 3,084      $3,087     $ 3,084
Asset Allocation Conservative
 Fund.............................        469         469         469
Asset Allocation Growth Fund......        471         471         471
Asset Allocation Moderate Fund....        471         471         471
Core Equity Fund*.................          0           0           0
Disciplined Small Cap Value
 Fund.............................          0           0           0
Leaders Fund......................      1,570       1,572       1,570
Mid Cap Growth Fund...............      2,938       2,942       2,938
Select Growth Fund................      1,528       1,531       1,528
Small Cap Growth Fund.............      1,814       1,817       1,814
Small Cap Value Fund..............      1,867       1,870       1,867
Small Company Growth Fund*........          0           0           0
Utility Fund......................      1,577       1,581       1,577
Value Opportunities Fund..........      1,788       1,791       1,788
                                    ------------   -------   ----------
 Equity Trust Total...............    $17,577      $17,602    $17,577


------------------------------------


* Had not commenced investment operations as of March 31, 2007.


                                    TABLE B


                FISCAL YEAR 2007 AGGREGATE COMPENSATION DEFERRED

                         FROM THE TRUST AND EACH SERIES


                                                                                                             INTERESTED
                                                                INDEPENDENT TRUSTEES                          TRUSTEE
                                 FISCAL    ---------------------------------------------------------------   ----------
FUND NAME                       YEAR-END   CHOATE    DAMMEYER    HEAGY    KENNEDY   NELSON    SONNENSCHEIN     WHALEN
---------                       --------   ------    --------    -----    -------   ------    ------------     ------
Aggressive Growth Fund.........   3/31     $ 3,087   $ 3,084    $ 3,087   $1,544    $ 2,858     $ 3,084       $ 3,084
Asset Allocation Conservative
  Fund.........................   3/31         469       469        469      235        469         469           469
Asset Allocation Growth Fund...   3/31         471       471        471      236        471         471           471
Asset Allocation Moderate
  Fund.........................   3/31         471       471        471      236        471         471           471
Core Equity Fund*..............   3/31           0         0          0        0          0           0             0
Disciplined Small Cap Value
  Fund.........................   3/31           0         0          0        0          0           0             0
Leaders Fund...................   3/31       1,572     1,570      1,572      786      1,343       1,570         1,570
Mid Cap Growth Fund............   3/31       2,942     2,938      2,942    1,471      2,713       2,938         2,938
Select Growth Fund.............   3/31       1,531     1,528      1,531      766      1,302       1,528         1,528
Small Cap Growth Fund..........   3/31       1,817     1,814      1,817      909      1,588       1,814         1,814
Small Cap Value Fund...........   3/31       1,870     1,867      1,870      935      1,641       1,867         1,867
Small Company Growth Fund*.....   3/31           0         0          0        0          0           0             0
Utility Fund...................   3/31       1,581     1,577      1,581      791      1,352       1,577         1,577
Value Opportunities Fund.......   3/31       1,791     1,788      1,791      896      1,562       1,788         1,788
                                --------   -------   --------   -------   -------   -------   ------------
  Equity Trust Total...........            $17,602   $17,577    $17,602   $8,805    $15,770     $17,577       $17,577
                                --------   -------   --------   -------   -------   -------   ------------


------------------------------------


* Had not commenced investment operations as of March 31, 2007.

                                    TABLE C

                     2007 CUMULATIVE COMPENSATION DEFERRED

                 (PLUS INTEREST) FROM THE TRUST AND EACH SERIES


                                                                            CURRENT INDEPENDENT TRUSTEES
                                                FISCAL   ------------------------------------------------------------------
FUND NAME                                      YEAR-END   CHOATE    DAMMEYER    HEAGY     KENNEDY    NELSON    SONNENSCHEIN
---------                                      --------   ------    --------    -----     -------    ------    ------------
Aggressive Growth Fund........................   3/31    $ 24,128   $ 9,767    $ 28,830   $12,403   $ 38,744     $11,302
Asset Allocation Conservative Fund............   3/31         477       474         480      242         475         482
Asset Allocation Growth Fund..................   3/31         479       476         482      243         477         484
Asset Allocation Moderate Fund................   3/31         479       476         482      243         477         484
Core Equity Fund*.............................   3/31           0         0           0        0           0           0
Disciplined Small Cap Value Fund..............   3/31           0         0           0        0           0           0
Leaders Fund..................................   3/31       1,684     1,669       1,722      866       1,428       1,728
MidCap Growth Fund............................   3/31      21,907     8,822      24,729   11,616      34,144      10,479
Select Growth Fund............................   3/31      12,766     5,641      12,711    3,723      12,654       6,667
Small Cap Growth Fund.........................   3/31      10,201     5,602      10,323    2,611      10,216       6,565
Small Cap Value Fund..........................   3/31      12,903     6,154      12,505    3,677      12,678       7,214
Small Company Growth Fund*....................   3/31           0         0           0        0           0           0
Utility Fund..................................   3/31      12,626     5,473      18,504   22,891      48,242       6,452
Value Opportunities Fund......................   3/31       9,313     5,588       9,501    2,014       9,370       6,549
                                                         --------   --------   --------   -------   --------   ------------
 Equity Trust Total...........................           $106,963   $50,142    $120,269   $60,529   $168,905     $58,406
                                                         ========   ========   ========   =======   ========   ============

                                                                                CURRENT
                                                     FORMER INDEPENDENT        INTERESTED
                                                          TRUSTEES              TRUSTEE
                                                ----------------------------   ----------
FUND NAME                                       BRANAGAN    REES      SISTO      WHALEN
---------                                       --------    ----      -----      ------
Aggressive Growth Fund........................  $11,949    $     0   $ 3,945    $ 33,902
Asset Allocation Conservative Fund............        0          0         0         477
Asset Allocation Growth Fund..................        0          0         0         479
Asset Allocation Moderate Fund................        0          0         0         479
Core Equity Fund*.............................        0          0         0           0
Disciplined Small Cap Value Fund..............        0          0         0           0
Leaders Fund..................................        0          0         0       1,689
MidCap Growth Fund............................    9,648        226     3,173      29,798
Select Growth Fund............................    2,628          0       222      13,084
Small Cap Growth Fund.........................    1,474          0         0      10,630
Small Cap Value Fund..........................    2,582          0       530      13,012
Small Company Growth Fund*....................        0          0         0           0
Utility Fund..................................    7,996      1,979     4,199      30,239
Value Opportunities Fund......................    1,057          0         0       9,787
                                                --------   -------   -------   ----------
 Equity Trust Total...........................  $37,334    $ 2,205   $12,069    $143,576
                                                ========   =======   =======   ==========


------------------------------------


* The Small Company Growth Fund had not commenced investment operations as of March 31, 2007.


                                    TABLE D

          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST


                                               INDEPENDENT TRUSTEES
                                 -------------------------------------------------
FUND NAME                        ARCH   CHOATE   DAMMEYER   HEAGY   KENNEDY   KERR
---------                        ----   ------   --------   -----   -------   ----
Aggressive Growth Fund.........  2003    1999      2003     1996     1996     2003
Asset Allocation Moderate
 Fund..........................  2006    2006      2006     2006     2006     2006
Asset Allocation Conservative
 Fund..........................  2006    2006      2006     2006     2006     2006
Asset Allocation Growth Fund...  2006    2006      2006     2006     2006     2006
Core Equity Fund*..............  2007    2007      2007     2007     2007     2007
Disciplined Small Cap Value
 Fund..........................  2006    2006      2006     2006     2006     2006
Leaders Fund...................  2005    2005      2005     2005     2005     2005
Mid Cap Growth Fund............  2003    1999      2003     1995     1995     2003
Select Growth Fund.............  2003    2000      2003     2000     2000     2003
Small Cap Growth Fund..........  2003    2000      2003     2000     2000     2003
Small Cap Value Fund...........  2003    1999      2003     1999     1999     2003
Small Company Growth Fund*.....  2003    2000      2003     2000     2000     2003
Utility Fund...................  2003    1999      2003     1995     1993     2003
Value Opportunities Fund.......  2003    2001      2003     2001     2001     2003

                                                                   INTERESTED
                                      INDEPENDENT TRUSTEES          TRUSTEE
                                 -------------------------------   ----------
FUND NAME                        NELSON   SONNENSCHEIN   WOOLSEY     WHALEN
---------                        ------   ------------   -------     ------
Aggressive Growth Fund.........   1996        2003        1999        1996
Asset Allocation Moderate
 Fund..........................   2006        2006        2006        2006
Asset Allocation Conservative
 Fund..........................   2006        2006        2006        2006
Asset Allocation Growth Fund...   2006        2006        2006        2006
Core Equity Fund*..............   2007        2007        2007        2007
Disciplined Small Cap Value
 Fund..........................   2006        2006        2006        2006
Leaders Fund...................   2005        2005        2005        2005
Mid Cap Growth Fund............   1995        2003        1999        1995
Select Growth Fund.............   2000        2003        2000        2000
Small Cap Growth Fund..........   2000        2003        2000        2000
Small Cap Value Fund...........   1999        2003        1999        1999
Small Company Growth Fund*.....   2000        2003        2000        2000
Utility Fund...................   1993        2003        1999        1993
Value Opportunities Fund.......   2001        2003        2001        2001


------------------------------------


* Had not commenced investment operations as of March 31, 2007.

                                    TABLE E

          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST


                                                                   OFFICERS
                                       ----------------------------------------------------------------
FUND NAME                              CHANG   DOBERMAN   GERMANY   ROBISON   SCHULDT   SHEA   SULLIVAN
---------                              -----   --------   -------   -------   -------   ----   --------
Aggressive Growth Fund...............  2003      2004      2006      2003      2007     2006     1996
Asset Allocation Moderate Fund.......  2006      2006      2006      2006      2007     2006     2006
Asset Allocation Conservative Fund...  2006      2006      2006      2006      2007     2006     2006
Asset Allocation Growth Fund.........  2006      2006      2006      2006      2007     2006     2006
Core Equity Fund*....................  2007      2007      2007      2007      2007     2007     2007
Disciplined Small Cap Value Fund.....  2006      2006      2006      2006      2007     2006     2006
Leaders Fund.........................  2005      2005      2006      2005      2007     2006     2005
Mid Cap Growth Fund..................  2003      2004      2006      2003      2007     2006     1996
Select Growth Fund...................  2003      2004      2006      2003      2007     2006     2000
Small Cap Growth Fund................  2003      2004      2006      2003      2007     2006     2000
Small Cap Value Fund.................  2003      2004      2006      2003      2007     2006     1999
Small Company Growth Fund*...........  2003      2004      2006      2003      2007     2006     2000
Utility Fund.........................  2003      2004      2006      2003      2007     2006     1996
Value Opportunities Fund.............  2003      2004      2006      2003      2007     2006     2001


------------------------------------


* Had not commenced investment operations as of March 31, 2007.


BOARD COMMITTEES

     The Board of Trustees has three standing committees (an audit committee, a brokerage and services committee and a governance committee). Each committee is comprised solely of "Independent Trustees", which is defined for purposes herein as trustees who: (1) are not "interested persons" of the Funds as defined by the 1940 Act and (2) are "independent" of the Funds as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards.


     The Board's audit committee consists of Jerry D. Choate, Rod Dammeyer and
R. Craig Kennedy. In addition to being Independent Trustees as defined above, each of these trustees also meets the additional independence requirements for audit committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The audit committee makes recommendations to the Board of Trustees concerning the selection of the Funds' independent registered public accounting firm, reviews with such independent registered public accounting firm the scope and results of the Fund's annual audit and considers any comments which the independent registered public accounting firm may have regarding the Funds' financial statements, accounting records or internal controls. The Board of Trustees has adopted a formal written charter for the audit committee which sets forth the audit committee's responsibilities. The audit committee has reviewed and discussed the financial statements of the Funds with management as well as with the independent registered public accounting firm of the Funds, and discussed with the independent registered public accounting firm the matters required to be discussed under the Statement of Auditing Standards No. 61. The audit committee has received the written disclosures and the letter from the independent registered public accounting firm required under Independence Standards Board Standard No. 1 and has discussed with the independent registered public accounting firm its independence. Based on this review, the audit committee recommended to the Board of Trustees of the Funds that the Funds' audited financial statements be included in the Funds' annual report to shareholders for the most recent fiscal year for filing with the SEC.

     The Board's brokerage and services committee consists of Linda Hutton Heagy, Hugo F. Sonnenschein and Suzanne H. Woolsey. The brokerage and services committee reviews the Funds' allocation of brokerage transactions and soft-dollar practices and reviews the transfer agency and shareholder servicing arrangements with Investor Services.

     The Board's governance committee consists of David C. Arch, Howard J Kerr and Jack E. Nelson. In addition to being Independent Trustees as defined above, each of these trustees also meets the additional independence requirements for nominating committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The governance committee identifies individuals qualified to serve as Independent Trustees on the Board and on committees of the Board, advises the Board with respect to Board composition, procedures and committees, develops and recommends to the Board a set of corporate governance principles applicable to the Funds, monitors corporate governance matters and makes recommendations to the Board, and acts as the administrative committee with respect to Board policies and procedures, committee policies and procedures and codes of ethics. The Independent Trustees of the Funds select and nominate any other nominees for Independent Trustees for the Funds. While the Independent Trustees of the Funds expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board of Trustees as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below.


     During the Funds' last fiscal year, the Board of Trustees held 4 meetings. During the Funds' last fiscal year, the audit committee of the Board held 3 meetings, the brokerage and services committee of the Board held 3 meetings and the governance committee of the Board held 3 meetings.


SHAREHOLDER COMMUNICATIONS

     Shareholders may send communications to the Board of Trustees. Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Funds' office or directly to such Board member(s) at the address specified for such trustee above. Other shareholder communications received by the Funds not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

SHARE OWNERSHIP


     Excluding deferred compensation balances as described in the Compensation Table, as of December 31, 2006, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of the Funds beneficially owned equity securities of each series of the Trust and of all of the funds in the Fund Complex overseen by the trustee in the dollar range amounts specified below.



                2006 TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES

INDEPENDENT TRUSTEES

                                                     TRUSTEES
                               -----------------------------------------------------
                                 ARCH     CHOATE    DAMMEYER    HEAGY      KENNEDY
                               --------   -------   --------   --------   ----------
DOLLAR RANGE OF EQUITY
 SECURITIES IN EACH SERIES OF
 THE TRUST
Aggressive Growth Fund.......    none      none      none        none     $1-$10,000
Asset Allocation Conservative
 Fund........................    none      none      none        none        none
Asset Allocation Moderate
 Fund........................    none      none      none        none        none
Asset Allocation Growth
 Fund........................    none      none      none        none        none
Core Equity Fund*............    none      none      none        none        none
Disciplined Small Cap Value
 Fund*.......................    none      none      none        none        none
Leaders Fund.................    none      none      none        none     $1-$10,000
Mid Cap Growth Fund..........    none      none      none        none     $1-$10,000
Select Growth Fund...........    none      none      none        none     $1-$10,000
Small Cap Growth Fund........    none      none      none        none      $50,001-
                                                                           $100,000
Small Cap Value Fund.........    none      none      none        none      $10,001-
                                                                           $50,000
Small Company Growth Fund*...    none      none      none        none        none
Utility Fund.................    none      none      none        none        none
Value Opportunities Fund.....    none      none      none        none        over
                                                                           $100,000
AGGREGATE DOLLAR RANGE OF
 EQUITY SECURITIES IN ALL
 REGISTERED INVESTMENT
 COMPANIES OVERSEEN BY
 TRUSTEE IN THE FUND
 COMPLEX.....................    over     $10,001-   over      $50,001-      over
                               $100,000   $50,000   $100,000   $100,000    $100,000

                                                TRUSTEES
                               ------------------------------------------
                                KERR     NELSON    SONNENSCHEIN  WOOLSEY
                               -------   -------   ------------  --------
DOLLAR RANGE OF EQUITY
 SECURITIES IN EACH SERIES OF
 THE TRUST
Aggressive Growth Fund.......   none      none         none        none
Asset Allocation Conservative
 Fund........................   none      none         none        none
Asset Allocation Moderate
 Fund........................   none      none         none        none
Asset Allocation Growth
 Fund........................   none      none         none        none
Core Equity Fund*............   none      none         none        none
Disciplined Small Cap Value
 Fund*.......................   none      none         none        none
Leaders Fund.................   none      none         none        none
Mid Cap Growth Fund..........   none      none         none        none
Select Growth Fund...........   none      none         none        none
Small Cap Growth Fund........   none      none         none        none
Small Cap Value Fund.........   none      none         none        none
Small Company Growth Fund*...   none      none         none        none
Utility Fund.................   none      none         none        none
Value Opportunities Fund.....   none      none         none        none
AGGREGATE DOLLAR RANGE OF
 EQUITY SECURITIES IN ALL
 REGISTERED INVESTMENT
 COMPANIES OVERSEEN BY
 TRUSTEE IN THE FUND
 COMPLEX.....................    $1-       $1-       $50,001       over
                               $10,000   $10,000     $100,000    $100,000


INTERESTED TRUSTEE


                                                                    TRUSTEE
                                                               -----------------
                                                                    WHALEN
                                                               -----------------
DOLLAR RANGE OF EQUITY SECURITIES IN EACH SERIES OF THE
  TRUST
Aggressive Growth Fund......................................   $10,001-$150,000
Asset Allocation Conservative Fund..........................      $1-$10,000
Asset Allocation Moderate Fund..............................      $1-$10,000
Asset Allocation Growth Fund................................      $1-$10,000
Core Equity Fund*...........................................         none
Disciplined Small Cap Value Fund*...........................         none
Leaders Fund................................................   $50,001-$100,000
Mid Cap Growth Fund.........................................         none
Select Growth Fund..........................................         none
Small Cap Growth Fund.......................................      $1-$10,000
Small Cap Value Fund........................................    $10,001-$50,000
Small Company Growth Fund*..................................         none
Utility Fund................................................      $1-$10,000
Value Opportunities Fund....................................      $1-$10,000
AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
  REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN THE
  FUND COMPLEX..............................................     over $100,000



* Had not commenced investment operations as of December 31, 2006.



     Including deferred compensation balances (which are amounts deferred and thus retained by each Fund as described in the Compensation Table), as of December 31, 2006, the most recently completed calendar year prior to the date of this Statement of

Additional Information, each trustee of the Trust had in the aggregate, combining beneficially owned equity securities and deferred compensation of each series of the Trust and of all of the funds in the Fund Complex overseen by the trustee, the dollar range amounts specified below.


          2006 TRUSTEE BENEFICIAL OWNERSHIP AND DEFERRED COMPENSATION


INDEPENDENT TRUSTEES


                                                                              TRUSTEES
                                   ----------------------------------------------------------------------------------------------
                                     ARCH     CHOATE   DAMMEYER   HEAGY     KENNEDY      KERR     NELSON   SONNENSCHEIN  WOOLSEY
                                   --------  --------  --------  --------  ----------  --------  --------  ------------  --------
DOLLAR RANGE OF EQUITY SECURITIES
 AND DEFERRED COMPENSATION IN
 EACH SERIES OF THE TRUST
Aggressive Growth Fund...........  $50,001-    none      none      none    $1-$10,000    none      over        none        none
                                   $100,000                                                      $100,000
Asset Allocation Conservative
 Fund............................    none      none      none      none       none       none      none        none        none
Asset Allocation Moderate Fund...    none      none      none      none       none       none      none        none        none
Asset Allocation Growth Fund.....    none      none      none      none       none       none      none        none        none
Core Equity Fund*................    none      none      none      none       none       none      none        none        none
Disciplined Small Cap Value
 Fund*...........................    none      none      none      none       none       none      none        none        none
Leaders Fund.....................    none      none      none      none    $1-$10,000    none      none        none        none
Mid Cap Growth Fund..............    none      none      none      none    $1-$10,000    none      none        none        none
Select Growth Fund...............    none      none      none      none    $1-$10,000    none      none        none        none
Small Cap Growth Fund*...........    none      none      none      none     $50,001-     none      none        none        none
                                                                            $100,000
Small Cap Value Fund.............    none      none      none      none     $10,001-     none      none        none        none
                                                                            $50,000
Small Company Growth Fund........    none      none      none      none       none       none      none        none        none
Utility Fund.....................    none      none      none      none       none       none      none        none        none
Value Opportunities Fund.........    none      none      none      none       over       none      none        none        none
                                                                            $100,000
AGGREGATE DOLLAR RANGE OF EQUITY
 SECURITIES AND DEFERRED
 COMPENSATION IN ALL REGISTERED
 INVESTMENT COMPANIES OVERSEEN BY
 TRUSTEE IN THE FUND COMPLEX.....    over      over      over      over       over       over      over        over        over
                                   $100,000  $100,000  $100,000  $100,000   $100,000   $100,000  $100,000    $100,000    $100,000


INTERESTED TRUSTEE


                                                                   TRUSTEE
                                                               ----------------
                                                                    WHALEN
                                                               ----------------
DOLLAR RANGE OF EQUITY SECURITIES AND DEFERRED COMPENSATION
  IN EACH SERIES OF THE TRUST
Aggressive Growth Fund......................................   $10,001-$50,000
Asset Allocation Conservative Fund..........................      $1-$10,000
Asset Allocation Moderate Fund..............................      $1-$10,000
Asset Allocation Growth Fund................................      $1-$10,000
Core Equity Fund*...........................................         none
Disciplined Small Cap Value Fund*...........................         none
Leaders Fund................................................   $10,001-$50,000
Mid Cap Growth Fund.........................................         none
Select Growth Fund..........................................         none
Small Cap Growth Fund.......................................      $1-$10,000
Small Cap Value Fund........................................   $10,001-$50,000
Small Company Growth Fund*..................................         none
Utility Fund................................................      $1-$10,000
Value Opportunities Fund....................................      $1-$10,000
AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES AND DEFERRED
  COMPENSATION IN ALL REGISTERED INVESTMENT COMPANIES
  OVERSEEN BY TRUSTEE IN THE FUND COMPLEX...................    over $100,000



* Had not commenced investment operations as of December 31, 2006.



     As of July 2, 2007, the trustees and officers of the Funds as a group did not own any shares of the Funds.

CODE OF ETHICS

     The Funds, the Adviser and the Distributor have adopted a Code of Ethics (the "Code of Ethics") that sets forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by the Funds, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Funds or other Van Kampen funds, or that such employees take unfair advantage of their relationship with the Funds. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other reporting matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of the Funds or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                         INVESTMENT ADVISORY AGREEMENT

     The Funds and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Funds retain the Adviser to manage the investment of each of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement each of the Fund's investment objectives. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to the Funds, renders periodic reports to the Funds' Board of Trustees and permits its officers and employees to serve without compensation as trustees or officers of the Funds if elected to such positions. The Funds, however, bear the costs of their day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Funds (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Funds for any actions or omissions in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its obligations and duties under the Advisory Agreement.

     The Advisory Agreement will continue for an initial term of two years and may be continued from year to year if specifically approved at least annually
(a)(i) by the Funds' Board of Trustees or (ii) by a vote of a majority of the Funds' outstanding voting securities and (b) by a vote of a majority of the trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.

ADVISORY FEES



                                                     FISCAL YEAR ENDED MARCH 31, 2007
                                          -------------------------------------------------------
                                          ASSET ALLOCATION    ASSET ALLOCATION   ASSET ALLOCATION
                                          CONSERVATIVE FUND    MODERATE FUND       GROWTH FUND
                                          -----------------   ----------------   ----------------
The Adviser received the approximate
  advisory fees (net of fee waivers)
  of....................................       $  -0-              $  -0-             $  -0-
The Adviser waived the approximate
  advisory fees of......................       $3,500              $7,200             $8,600


LITIGATION INVOLVING THE ADVISER


     The Adviser and one of the investment companies advised by the Adviser are named as defendants in a class action complaint generally alleging that the defendants breached their duties of care to long-term shareholders of the investment company by valuing portfolio securities at the closing prices of the foreign exchanges on which they trade without accounting for significant market information that became available after the close of the foreign exchanges but before calculation of net asset value. As a result, the complaint alleges, short-term traders were able to exploit stale pricing information to capture arbitrage profits that diluted the value of shares held by long-term investors. The complaint seeks unspecified compensatory damages, punitive damages, fees and costs. On October 16, 2006, pursuant to an order of the United States Supreme Court finding a lack of appellate jurisdiction, the federal court of appeals vacated a prior order of the federal district court dismissing the case with prejudice, and remanded the case to the Illinois state court where it had been filed. In November 2006, defendants again removed the case to the federal district court based on intervening authority. In December 2006, plaintiff moved to remand the case back to Illinois state court. In May 2007, the district court entered an order staying proceedings in the case pending developments in similar cases currently on appeal to the federal court of appeals. While defendants believe that they have meritorious defenses, the ultimate outcome of this matter is not presently determinable at this stage in the litigation.


                                FUND MANAGEMENT

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS


     As of March 31, 2007, Mark A. Bavoso managed 10 registered investment companies with a total of approximately $2 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.



     As of March 31, 2007, Robert J. Rossetti managed four registered investment company with a total of approximately $256.5 million in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.


     Because the portfolio manager manages assets for other investment companies, there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Funds, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the Funds. The portfolio managers of the Funds do not currently manage assets for other investment companies, pooled investment vehicles or other accounts that charge a performance fee. In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser's employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.


PORTFOLIO MANAGER COMPENSATION STRUCTURE


     Portfolio managers receive a combination of base compensation and discretionary compensation, comprised of a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.



     BASE SALARY COMPENSATION. Generally, the portfolio managers receive base salary compensation based on the level of their position with the Adviser.



     DISCRETIONARY COMPENSATION. In addition to base compensation, the portfolio managers may receive discretionary compensation.


     Discretionary compensation can include:

     - Cash Bonus;


     - Morgan Stanley's Long-Term Incentive Compensation Program awards--a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards or other investments based on Morgan Stanley common stock that are subject to vesting and other conditions;



     - Investment Management Alignment Plan (IMAP) awards--a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated funds they manage that are included in the IMAP fund menu;


     - Voluntary Deferred Compensation Plans--voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

     Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:


     - Investment performance. Portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager.

Investment performance is calculated for one-, three- and five-year periods measured against an appropriate securities market index (or indices) for the funds/accounts managed by the portfolio manager. In the case of the Funds, the
      Funds' investment performance is measured against the Lehman Brothers U.S. Aggregate Bond Index for Asset Allocation Conservative Fund and the S&P 500(R) Index for Asset Allocation Moderate Fund and Asset Allocation Growth Fund and against appropriate rankings or ratings prepared by Morningstar Inc. or similar independent services which monitor the Funds performance. Other funds/ accounts managed by the same portfolio manager may be measured against this same index and same rankings or ratings, if appropriate, or against other indices and other rankings or ratings that are deemed more appropriate given the size and/or style of such funds/accounts as set forth in such funds'/accounts' disclosure materials and guidelines. The assets managed by the portfolio manager in funds, pooled investment vehicles and other accounts are described in "Other Accounts Managed by the Portfolio Managers" above. Generally, the greatest weight is placed on three- and five-year periods.


     - Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

     - Contribution to the business objectives of the Adviser.

     - The dollar amount of assets managed by the portfolio manager.

     - Market compensation survey research by independent third parties.

     - Other qualitative factors, such as contributions to client objectives.


     - Performance of Morgan Stanley and Morgan Stanley Investment Management Inc., and the overall performance of the investment team(s) of which the portfolio manager is a member.


SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS


     As of March 31, 2007, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:



     Mark A. Bavoso--None


     Robert J. Rossetti--None

                                OTHER AGREEMENTS

ACCOUNTING SERVICES AGREEMENT

     The Funds have entered into an accounting services agreement pursuant to which the Adviser provides accounting services to the Funds supplementary to those provided by the custodian. Such services are expected to enable the Funds to more closely monitor and maintain its accounts and records. The Funds pay all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. The Funds share together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.

LEGAL SERVICES AGREEMENT

     The Funds and certain other Van Kampen funds have entered into legal services agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of each fund's minute books and records, preparation and oversight of each fund's regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the funds for such services is made on a cost basis for the salary and salary-related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.

CHIEF COMPLIANCE OFFICER EMPLOYMENT AGREEMENT

     The Funds have entered into an employment agreement with John Sullivan and Morgan Stanley pursuant to which Mr. Sullivan, an employee of Morgan Stanley, serves as Chief Compliance Officer of the Funds and other Van Kampen funds. The Fund's Chief Compliance Officer and his staff are responsible for administering the compliance policies and procedures of the Funds and other Van Kampen funds. The Funds reimburse Morgan Stanley for the costs and expenses of such services, including compensation and benefits, insurance, occupancy and equipment, information processing and communication, office services, conferences and travel, postage and shipping. The Funds share together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.

FUND PAYMENTS PURSUANT TO THESE AGREEMENTS



                                                               FISCAL PERIOD ENDED
                                                                  MARCH 31, 2007
                                                      --------------------------------------
                                                         ASSET         ASSET        ASSET
                                                       ALLOCATION    ALLOCATION   ALLOCATION
                                                      CONSERVATIVE    MODERATE      GROWTH
                                                          FUND          FUND         FUND
                                                      ------------   ----------   ----------
Pursuant to these agreements, Morgan Stanley or its
  affiliates have received from the Fund
  approximately.....................................    $29,900       $25,500      $24,500



                            DISTRIBUTION AND SERVICE



     The Distributor acts as the principal underwriter of the Funds' shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Funds through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Funds as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Funds' Boards of Trustees or (ii) by a vote of a majority of the Funds' outstanding voting securities and (b) by a vote of a majority of trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. The approximate total underwriting commissions on the sale of shares of each Fund for the fiscal period ended March 31, 2007 are shown in the chart below.



                                                                Total            Amounts
                                                             Underwriting      Retained by
                                                             Commissions       Distributor
                                                             ------------      -----------
Asset Allocation Conservative Fund.....................        $105,300          $17,300
Asset Allocation Moderate Fund.........................        $417,100          $66,900
Asset Allocation Growth Fund...........................        $405,800          $66,900

     With respect to sales of Class A Shares of the Funds, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLE

                                                     Total Sales Charge
                                                  -------------------------         Reallowed
                                                  As % of       As % of Net        To Dealers
Size of                                           Offering        Amount            As a % of
Investment                                         Price         Invested        Offering Price
------------------------------------------------------------------------------------------------
Less than $50,000...........................       5.75%           6.10%              5.00%
$50,000 but less than $100,000..............       4.75%           4.99%              4.00%
$100,000 but less than $250,000.............       3.75%           3.90%              3.00%
$250,000 but less than $500,000.............       2.75%           2.83%              2.25%
$500,000 but less than $1,000,000...........       2.00%           2.04%              1.75%
$1,000,000 or more..........................           *               *                  *
------------------------------------------------------------------------------------------------


* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Funds may impose a contingent deferred sales charge of 1.00% on certain redemptions made within eighteen months of the purchase. The eighteen-month period ends on the first business day of the nineteenth month after the purchase date. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million. Authorized dealers will be eligible to receive the ongoing service fee with respect to such shares commencing in the second year following purchase. Proceeds from the distribution and service fees paid by the Funds during the first twelve months are paid to the Distributor and are used by the Distributor to defray its distribution and service related expenses.


     With respect to sales of Class B Shares and Class C Shares of the Funds, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of any of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.

     Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Funds are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Funds' shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally receive from the Distributor ongoing distribution fees of up to 0.75% of the average daily net assets of the Funds' Class C Shares annually commencing in the second year after purchase.

     With respect to Class I Shares, there are no sales charges paid by investors. Commissions or transaction fees may be paid by the Distributor to authorized dealers.

     The Funds have adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Funds also adopted a service plan (the "Service Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares. There is no distribution plan or service plan in effect for Class I Shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans." The Plans provide that the Funds may spend a portion of the respective Fund's average daily net assets attributable to each such class of shares in connection with the distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor of each such class of the respective Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Funds and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Funds, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Funds are referred to herein as "financial intermediaries."


     Certain financial intermediaries may be prohibited under law from providing certain underwriting or distribution services. If a financial intermediary was prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a financial intermediary would result in any material adverse consequences to the Funds.

     The Distributor must submit quarterly reports to the Funds' Boards of Trustees setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the trustees, and also by a vote of the disinterested trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the trustees and also by the disinterested trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested trustees or by a vote of a majority of the outstanding voting shares of such class.

     For Class A Shares in any given year in which the Plans are in effect, the Plans generally provide for the Funds to pay the Distributor the lesser of (i) the amount of the Distributor's actual expenses incurred during such year less any deferred sales charges it received during such year (the "actual net expenses") or (ii) the distribution and service fees at the rates specified in the Prospectus applicable to that class of shares (the "plan fees"). Therefore, to the extent the Distributor's actual net expenses in a given year are less than the plan fees for such year, the Funds only pay the actual net expenses. Alternatively, to the extent the Distributor's actual net expenses in a given year exceed the plan fees for such year, the Funds only pay the plan fees for such year. For Class A Shares, there is no carryover of any unreimbursed actual net expenses to succeeding years.

     The Plans for Class B Shares and Class C Shares are similar to the Plans for Class A Shares, except that any actual net expenses which exceed plan fees for a given year are carried forward and are eligible for payment in future years by the Funds so long as the Plans remain in effect. Thus, for each of the Class B Shares and Class C Shares, in any given year in which the Plans are in effect, the Plans generally provide for the Funds to pay the Distributor the lesser of (i) the applicable amount of the Distributor's actual net expenses incurred during such year for such class of shares plus any actual net expenses from prior years that are still unpaid by the Funds for such class of shares or
(ii) the applicable plan fees for such class of shares. Except as may be mandated by applicable law, the Funds do not impose any limit with respect to the number of years into the future that such unreimbursed actual net expenses may be carried forward (on a Funds level basis). These unreimbursed actual net expenses may or may not be recovered through plan fees or contingent deferred sales charges in future years.


     ASSET ALLOCATION CONSERVATIVE FUND. As of March 31, 2007, there were approximately $3,700 and $5,700 of unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares, respectively, representing in each case less than 1% of the Fund's net assets attributable to Class B Shares and Class C Shares. If the Plans are terminated or not continued, the Asset Allocation Conservative Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Asset Allocation Conservative Fund or recovered through contingent deferred sales charges.



     ASSET ALLOCATION MODERATE FUND. As of March 31, 2007, there were approximately $26,700 and $6,100 of unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares, respectively, representing in each case less than 1% of the Fund's net assets attributable to Class B Shares and Class C Shares. If the Plans are terminated or not continued, the Asset Allocation Moderate Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Asset Allocation Moderate Fund or recovered through contingent deferred sales charges.



     ASSET ALLOCATION GROWTH FUND. As of March 31, 2007, there were approximately $41,400 and $8,000 of unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares, respectively, representing approximately 1% and less than 1% of the Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Plans are terminated or not continued, the Asset Allocation Growth Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Asset Allocation Growth Fund or recovered through contingent deferred sales charges.


     Because of fluctuations in net asset value, the plan fees with respect to a particular Class B Share or Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share.

In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class.

     Because the Funds are series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares.


     ASSET ALLOCATION CONSERVATIVE FUND. For the fiscal period ended March 31, 2007, the Asset Allocation Conservative Fund's aggregate expenses paid under the Plans for Class A Shares were $1,310 or 0.25% of the Class A Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for distributing and servicing Class A Shareholders and for administering the Class A Share Plans. For the fiscal year ended March 31, 2007, the Asset Allocation Conservative Fund's aggregate expenses paid under the Plans for Class B Shares were $2,135 or 1.00% of the Class B Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $1,601 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B Shares of the Asset Allocation Conservative Fund and $534 for fees paid to financial intermediaries for servicing Class B Shareholders and administering the Class B Share Plans. For the fiscal year ended March 31, 2007, the Asset Allocation Conservative Fund's aggregate expenses paid under the Plans for Class C Shares were $3,696 or 1.00% of the Class C Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments:
$3,646 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C Shares of the Asset Allocation Conservative Fund and $50 for fees paid to financial intermediaries for servicing Class C Shareholders and administering the Class C Share Plans.



     ASSET ALLOCATION MODERATE FUND. For the fiscal period ended March 31, 2007, the Asset Allocation Moderate Fund's aggregate expenses paid under the Plans for Class A Shares were $3,292 or 0.25% of the Class A Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for distributing and servicing Class A Shareholders and for administering the Class A Share Plans. For the fiscal year ended March 31, 2007, the Asset Allocation Moderate Fund's aggregate expenses paid under the Plans for Class B Shares were $3,661 or 1.00% of the Class B Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $2,746 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B Shares of the Asset Allocation Moderate Fund and $915 for fees paid to financial intermediaries for servicing Class B Shareholders and administering the Class B Share Plans. For the fiscal year ended March 31, 2007, the Asset Allocation Moderate Fund's aggregate expenses paid under the Plans for Class C Shares were $3,338 or 1.00% of the Class C Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $3,258 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C Shares of the Asset Allocation Moderate Fund and $80 for fees paid to financial intermediaries for servicing Class C Shareholders and administering the Class C Share Plans.

     ASSET ALLOCATION GROWTH FUND. For the fiscal period ended March 31, 2007, the Asset Allocation Growth Fund's aggregate expenses paid under the Plans for Class A Shares were $2,964 or 0.25% of the Class A Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for distributing and servicing Class A Shareholders and for administering the Class A Share Plans. For the fiscal year ended March 31, 2007, the Asset Allocation Growth Fund's aggregate expenses paid under the Plans for Class B Shares were $4,423 or 1.00% of the Class B Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $3,317 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B Shares of the Asset Allocation Growth Fund and $1,106 for fees paid to financial intermediaries for servicing Class B Shareholders and administering the Class B Share Plans. For the fiscal year ended March 31, 2007, the Asset Allocation Growth Fund's aggregate expenses paid under the Plans for Class C Shares were $4,207 or 1.00% of the Class C Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $3,841 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C Shares of the Asset Allocation Growth Fund and $366 for fees paid to financial intermediaries for servicing Class C Shareholders and administering the Class C Share Plans.


     In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Funds or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature.


     The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of the Funds, to Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co.") and certain other authorized dealers in connection with the sale or retention of Fund shares and/or shareholder servicing. For example, the Adviser or the Distributor may pay additional compensation to Morgan Stanley & Co. and to other authorized dealers for the purpose of promoting the sale of the Funds shares, providing the Funds and other Van Kampen funds with "shelf space" or a higher profile with the authorized dealer's financial advisors and consultants, placing the Funds and other Van Kampen funds on the authorized dealer's preferred or recommended fund list, granting the Distributor access to the authorized dealer's financial advisors and consultants, providing assistance in training and educating the authorized dealer's personnel, furnishing marketing support and other specified services, maintaining share balances and/or for sub-accounting, administrative or transaction processing services. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Funds. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Funds and/or some or all other Van Kampen funds), amount of assets invested by the authorized dealer's customers (which could include current or aged assets of the Fund and/or some or all other Van Kampen funds), the Funds' advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Adviser and/or Distributor.


     With respect to Morgan Stanley & Co. financial advisers and intermediaries, these payments currently include the following amounts: (1) for Class A Shares, Class B Shares and Class C Shares (excluding shares, if any, held by participants in the Morgan Stanley Fund Solution(SM) Program, the Morgan Stanley Personal Portfolio(SM) Program and Morgan Stanley Corporate Retirement Solutions), (a) an amount equal to 0.11% of the value (at the time of sale) of gross sales of such Fund shares and (b) an ongoing annual fee in an amount up to 0.03% of the value of such Fund shares held (to the extent assets held by Morgan Stanley & Co. accounts in certain Van Kampen Funds exceed $600 million); (2) for Class I Shares (excluding sales through Morgan Stanley Fund Solution(SM) Program, Morgan Stanley Funds Portfolio Architect(SM) Program, the Morgan Stanley Personal Portfolio(SM) Program and Morgan Stanley Corporate Retirement Solutions), an ongoing annual fee in an amount up to 0.05% of the value of such shares held; and (3) for shares sold through 401(k) platforms in Morgan Stanley Corporate Retirement Solutions, an ongoing annual fee in an amount up to 0.20% of the value of such Fund shares held.


     With respect to other authorized dealers, these payments currently include the following amounts: (1) other than sales through 401(k) platforms, (a) an amount up to 0.25% of the value (at the time of sale) of gross sales of Fund shares and/or (b) an ongoing annual fee in an amount up to 0.13% of the value of such Fund shares; and (2) for shares sold through 401(k) platforms, an ongoing annual fee in an amount up to 0.20% of the value of such Fund shares held. You should review carefully any disclosure by your authorized dealer as to its compensation.


     The prospect of receiving, or the receipt of, such compensation, as described above, by Morgan Stanley & Co. or other authorized dealers may provide Morgan Stanley & Co. or other authorized dealers, and their representatives or employees, with an incentive to favor sales of shares of the Fund over other investment options with respect to which Morgan Stanley & Co. or an authorized dealer does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.



     The Distributor has entered into agreements with the following firms whereby certain shares of the Fund will be offered pursuant to such firms' retirement plan alliance program(s): (i) Expert Plan, (ii) Hartford Life Insurance Company, (iii) Hartford Securities Distribution Company, Inc., (iv) JPMorgan Retirement Plan Services LLC, (v) Massachusetts Mutual Life Insurance Company, (vi) Reliance Trust Company and (vii) The Princeton Retirement Group, Inc. Trustees and other fiduciaries of retirement plans seeking to invest in multiple fund families through a broker-dealer retirement plan alliance program should contact the firms mentioned above for further information concerning the program(s) including, but not limited to, minimum size and operational requirements, as well as the ability to purchase Class A Shares at net asset value or the availability of other share classes.


                                 TRANSFER AGENT

     The Funds' transfer agent, shareholder service agent and dividend disbursing agent is Van Kampen Investor Services Inc. The transfer agency fees are determined through negotiations with the Funds and are approved by the Funds' Boards of Trustees. The transfer agency fees are based on competitive benchmarks.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     The Adviser is responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. The Funds' investments in the Underlying Funds will be at each Underlying Fund's net asset value for its Class I Shares with no sales charges. The Funds, to the extent the Funds invest in securities other than the Underlying Funds, and the Underlying Funds follow the same policies and procedures with respect to portfolio transactions and brokerage allocation as described below. While the Adviser will be primarily responsible for the placement of the Funds' portfolio business, the policies and practices in this regard are subject to review by the Funds' Boards of Trustees.


     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Funds and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. In selecting among firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. In certain instances, the Adviser may instruct certain broker-dealers to pay for research services provided by executing brokers or third party research providers, which are selected independently by the Adviser. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Funds. To the extent that the Adviser receives these services from broker-dealers, it will not have to pay for these services itself.



     The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms (and futures commission merchants) affiliated with the Funds, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.


     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Funds. In making such allocations among the Funds and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Funds and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.


     Certain broker-dealers (and futures commission merchants), through which the Funds may effect securities (or futures) transactions, are affiliated persons (as defined in the 1940 Act) of the Fund or affiliated persons of such affiliates, including Morgan Stanley or its subsidiaries. The Funds' Boards of Trustees has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities or instruments during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Funds will be reduced by all or a portion of the brokerage commission paid to affiliated brokers.



     The Funds paid no commissions to brokers, including affiliated brokers, during the last fiscal period.



     During the fiscal year ended March 31, 2007, the Funds did not pay any brokerage commissions to brokers selected primarily on the basis of research services provided to the Adviser.

                              SHAREHOLDER SERVICES


     The Funds offer a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Funds' Prospectuses captioned "Shareholder Services."

INVESTMENT ACCOUNT

     Each shareholder has an investment account under which the investor's shares of the Funds are held by Investor Services, the Funds' transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectuses and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Van Kampen funds will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends and systematic purchases or redemptions. Additional shares may be purchased at any time through authorized dealers or by mailing a check and detailed instructions directly to Investor Services.

SHARE CERTIFICATES

     Generally, the Funds will not issue share certificates. However, upon written or telephone request to the Funds, a share certificate will be issued representing shares (with the exception of fractional shares) of the respective Fund. A shareholder will be required to surrender such certificates upon an exchange or redemption of the shares represented by the certificate. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds Inc., c/o Investor Services, PO Box 947, Jersey City, New Jersey 07303-0947, requesting an "Affidavit of Loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate the fee for replacing the lost certificate equal to no more than 1.50% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.

RETIREMENT PLANS

     Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor.

AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS

     Shareholders can use ACH to have redemption proceeds up to $50,000 deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. To utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application form. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services or by calling (800) 847-2424.


DIVIDEND DIVERSIFICATION


     A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 847-2424, to have all dividends and capital gain dividends paid on a class of shares of the Funds invested into shares of the same class of any of the Participating Funds (as defined in the Prospectuses) so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested. Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Funds.


SYSTEMATIC WITHDRAWAL PLAN


     A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $5,000 or more at the next determined net asset value per share at the time the plan is established. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which any capital gain or loss will be recognized. The plan holder may arrange for periodic checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan and may be established on a form made available by the Fund. See "Shareholder
Services -- Retirement Plans."



     Class B Shareholders and Class C Shareholders (as well as Class A Shareholders subject to a contingent deferred sales charge) who establish a systematic withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the plan is established.


     Under the plan, sufficient shares of the respective Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gain dividends on shares held in accounts with systematic withdrawal plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days' notice to its shareholders.

REINSTATEMENT PRIVILEGE


     A Class A Shareholder or Class B Shareholder who has redeemed shares of the respective Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of any Participating Fund. A Class C Shareholder who has redeemed shares of the respective Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of any Participating Fund with credit given for any contingent deferred sales charge paid on the amount of shares reinstated from such redemption, provided that such shareholder has not previously exercised this reinstatement privilege with respect to Class C Shares of the respective Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the contingent deferred sales charge (if any) to subsequent redemptions. Reinstatements are made at the net asset value per share (without a sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Participating Fund into which shareholders desire to reinstate their net proceeds of a redemption of shares of the Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in eligible retirement plans for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Participating Fund are available for sale. There is no reinstatement privilege for Class I Shares of the Funds. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event regardless of whether the shareholder reinstates all or any portion of the net proceeds of the redemption. Any such loss may be disallowed, to the extent of the reinstatement, under the so-called "wash sale" rules if the reinstatement occurs within 30 days after such redemption. In that event, the shareholder's tax basis in the shares acquired pursuant to the reinstatement will be increased by the amount of the disallowed loss, and the shareholder's holding period for such shares will include the holding period for the redeemed shares.


                              REDEMPTION OF SHARES

     Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays;
(b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Funds of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.


     In addition, if the Funds' Boards of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Funds in lieu of cash in conformity with applicable rules of the SEC. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such in-kind securities.


                    CONTINGENT DEFERRED SALES CHARGE-CLASS A

     As described in the Funds' Class A Shares, Class B Shares and Class C Shares Prospectus under "Purchase of Shares -- Class A Shares," there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge ("CDSC-Class A") may be imposed on certain redemptions made within eighteen months of purchase. For purposes of the CDSC-Class A, when shares of a Participating Fund are exchanged for shares of another Participating Fund, the purchase date for the shares acquired by exchange will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares being redeemed first are any shares in the shareholder's account not subject to a CDSC-Class A followed by shares held the longest in the shareholder's account. The CDSC-Class A is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no CDSC-Class A is imposed on increases in net asset value above the initial purchase price. In addition, no CDSC-Class A is assessed on shares derived from reinvestment of dividends or capital gain dividends.

                  WAIVER OF CONTINGENT DEFERRED SALES CHARGES

     As described in the Funds' Class A Shares, Class B Shares and Class C Shares Prospectus under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge ("CDSC-Class B and C"). The CDSC-Class A (defined above) and the CDSC-Class B and C are waived on redemptions in the circumstances described below:

REDEMPTION UPON DEATH OR DISABILITY


     The Funds will waive the CDSC-Class A and the CDSC-Class B and C on redemptions following the death or disability of a Class A Shareholder, a Class B Shareholder or a Class C Shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Funds do not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class A or the CDSC-Class B and C.



     In cases of death or disability, the CDSC-Class A and the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class A and the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.


REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS

     The Funds will waive the CDSC-Class A and the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The CDSC-Class A and the CDSC Class B and C will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Funds will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class A or CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The CDSC-Class A and the CDSC-Class B and C also will be waived on any redemption which results from the return of an excess contribution or other contribution pursuant to Internal Revenue Code Section 408(d)(4) or
(5), the return of excess contributions or excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2) or the financial hardship of the employee pursuant to U.S. Treasury regulation Section 1.401(k)-(1)(d)(2). In addition, the CDSC-Class A and the CDSC-Class B and C will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

     The Funds do not intend to waive the CDSC-Class A or the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.

REDEMPTION PURSUANT TO THE FUND'S SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in the Funds. Under the systematic withdrawal plan, a dollar amount of a participating shareholder's investment in the respective Fund will be redeemed systematically by the respective Fund on a periodic basis, and the proceeds sent to the designated payee of record. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan.


     The amount of the shareholder's investment in the respective Fund at the time the plan is established with respect to the respective Fund is hereinafter referred to as the "initial account balance." If the initial account balance is $1 million or more and the shareholder purchased Class A Shares without a sales charge, those Class A shares will, in most instances, be subject to a CDSC-Class A if redeemed within eighteen months of their date of purchase. However, if the shareholder participates in a systematic withdrawal program as described herein, any applicable CDSC-Class A will be waived on those Class A Shares. The amount to be systematically redeemed from the respective Fund without the imposition of a CDSC-Class A and CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Funds reserve the right to change the terms and conditions of the systematic withdrawal plan and the ability to offer the systematic withdrawal plan.

NO INITIAL COMMISSION OR TRANSACTION FEE

     The Funds will waive the CDSC-Class A in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of Class A Shares. The Funds will waive the CDSC-Class B and C in certain 401(k) plans in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of Class B Shares and Class C Shares. See "Purchase of Shares -- Waiver of Contingent Deferred Sales Charge" in the Class A Shares, Class B Shares and Class C Shares Prospectus.

INVOLUNTARY REDEMPTIONS OF SHARES

     The Funds reserve the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Class A Shares, Class B Shares and Class C Shares Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. The Funds will waive the CDSC-Class A and the CDSC-Class B and C upon such involuntary redemption.

REDEMPTION BY ADVISER

     The Funds may waive the CDSC-Class A and the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Funds.

                                    TAXATION

FEDERAL INCOME TAXATION OF THE FUNDS AND THE UNDERLYING FUNDS

     The Trust and each of its series, including the Funds, will be treated as separate corporations for federal income tax purposes. Each Fund intends, and each Underlying Fund intends, to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. To qualify as a regulated investment company, each Fund and each Underlying Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets.


     If each Fund and each Underlying Fund so qualify and distribute each year at least an amount equal to the sum of (i) 90% of their investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and (ii) 90% of their net tax-exempt interest income and meets certain other requirements, they will not be required to pay federal income taxes on any income distributed to their shareholders. Each Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. A Fund will not be subject to federal income tax on any net capital gain distributed to its shareholders and designated as capital gain dividends.


     To avoid a nondeductible 4% excise tax, each Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year) and (iii) any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, a Fund or the applicable Underlying Fund will be treated as having been distributed.

     If any of the Funds failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, that Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. If any of the Underlying Funds failed to qualify as a regulated investment company in any taxable year (and therefore were taxed as an ordinary corporation), then any Fund investing in that Underlying Fund also could fail to qualify as a regulated investment company due to a violation of the asset diversification requirements applicable to regulated investment companies. The Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.


     Some of the Underlying Funds' investment practices are subject to special provisions of the Code that, among other things, may (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain or "qualified dividend income" into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited),
(iv) cause the Underlying Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and/or (vii) produce income that will not qualify as good income for purposes of the annual gross income requirement that the Underlying Fund must meet to be treated as a regulated investment company. Each Underlying Fund intends to monitor its transactions and may make certain tax elections and may be required to dispose of securities to mitigate the effect of these provisions and prevent disqualification of the Underlying Fund as a regulated investment company.


DISTRIBUTIONS TO SHAREHOLDERS

     Distributions of a Fund's investment company taxable income are taxable to its shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of a Fund's net capital gains designated as capital gain dividends, if any, are taxable to its shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of a Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder (assuming such shares are held as a capital asset).

     Current law provides for reduced U.S. federal income tax rates on (1) long-term capital gains received by individuals and (2) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rate for capital gains generally applies to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and ceases to apply for taxable years beginning after December 31, 2010. The reduced rate for dividends generally applies to qualified dividend income received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2010. The Underlying Funds, the Funds and shareholders of the Funds must also satisfy certain holding period and other requirements in order for the reduced rate for qualified dividend income to apply. Because the Funds intend to invest some portion of their assets in Underlying Funds which invest in common stocks and other equity securities, a portion of the ordinary income dividends paid by the Funds may be eligible for the reduced rate applicable to qualified dividend income. No assurance can be given as to what percentage of the ordinary income dividends paid by the Funds will consist of qualified dividend income. To the extent that distributions from the Funds are designated as capital gains dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains. For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below.

     Shareholders receiving distributions in the form of additional shares issued by the Funds will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The tax basis of such shares will equal their fair market value on the distribution date.


     Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements (401(k) plans) and other tax-exempt entities, generally are exempt from U.S. federal income taxation except with respect to their unrelated business taxable income ("UBTI"). To the extent that an Underlying Fund invests in residual interests of a real estate mortgage investment conduit ("REMIC") or in a REIT that invests in REMIC residual interests, a portion of that Underlying Fund's income that is attributable to these residual interests (and which is referred to in the Code as an "excess inclusion") will be subject to U.S. federal income tax in all events. Treasury regulations that have yet to be issued in final form are expected to provide that excess inclusion income of regulated investment companies, such as the Underlying Funds, will be allocated through the Fund to its shareholders in proportion to the dividends received by such shareholders, with the same consequences as if the Fund shareholders had held the related REMIC residual interests directly. In general, excess inclusion income allocated to tax-exempt shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute UBTI to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a Non-U.S. Shareholder (as defined below), will not qualify for any reduction in U.S. federal withholding tax. Tax-exempt shareholders and Non-U.S. Shareholders should consult their tax advisers about the implications of these rules on their particular tax situations.


     Income from investments in foreign securities received by an Underlying Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of the Funds will not be entitled to claim U.S. foreign tax credits or deductions with respect to such foreign taxes.

     Certain Underlying Funds may invest a portion of their assets in municipal obligations that pay interest exempt from federal income tax. Distributions paid by a Fund to its shareholders that are attributable to such tax-exempt interest will not be tax-exempt in the hands of the Fund's shareholders.

     The Funds will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Some portion of the distributions from a Fund may be eligible for the corporate dividends received deduction.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by a Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of a Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the nondeductible 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

SALE OF SHARES

     The sale of shares (including transfers in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the maximum tax rates applicable to capital gains, see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

CAPITAL GAINS RATES

     Under current law, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in the Fund is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2010). The maximum long-term capital gains rate for corporations is 35%.

WITHHOLDING ON PAYMENTS TO NON-U.S. SHAREHOLDERS

     For purposes of this and the following paragraphs, a "Non-U.S. Shareholder" shall include any shareholder who is not:

     - an individual who is a citizen or resident of the United States;

     - a corporation or partnership created or organized under the laws of the United States or any state or political subdivision thereof;

     - an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

     - a trust that (i) is subject to the primary supervision of a U.S. court and which has one or more U.S. fiduciaries who have the authority to control all substantial decisions of the trust, or (ii) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

     A Non-U.S. Shareholder generally will be subject to withholding of U.S. federal income tax at a 30% rate (or lower applicable treaty rate), rather than backup withholding (discussed below), on dividends from the Funds (other than capital gain dividends, interest-related dividends, short-term capital gain dividends and dividends attributable to the sale or disposition of U.S. real property interests) that are not "effectively connected" with a U.S. trade or business carried on by such shareholder, provided that the shareholder furnishes to the applicable Fund a properly completed IRS Form W-8BEN certifying the shareholder's non-United States status.

     Under current law, a Fund may pay "interest-related dividends" and "short-term capital gain dividends" to Non-U.S. Shareholders without having to withhold on such dividends at the 30% rate. The amount of interest-related dividends that a Fund may pay each year is limited to the amount of "qualified interest income" received by the Fund during that year, less the amount of the Fund's expenses properly allocable to such interest income. "Qualified interest income" includes, among other items, interest paid on debt obligations of a U.S. issuer and interest paid on deposits with U.S. banks, subject to certain exceptions. The amount of short-term capital gain dividends that a Fund may pay each year generally is limited to the excess of the Fund's net short-term capital gains over its net long-term capital losses, without any reduction for the Fund's expenses allocable to such gains (with exceptions for certain gains). The exemption from 30% withholding tax for short-term capital gain dividends does not apply with respect to Non-U.S. Shareholders that are present in the United States for more than 182 days during the taxable year. Also, the exemption for short-term capital gain dividends does not apply to the extent a dividend is attributable to gains from U.S. real property interests (including shares of stock of

REITs or other corporations that are treated as U.S. real property holding corporations for U.S. federal income tax purposes). If a Fund's income for a taxable year includes qualified interest income or net short-term capital gains, the Fund may designate dividends interest-related dividends or short-term capital gain dividends by written notice mailed to Non-U.S. Shareholders not later than 60 days after the close of the Fund's taxable year. These provisions apply to dividends paid by the Funds with respect to their taxable years beginning on or after January 1, 2005 and will cease to apply to dividends as paid by the Funds with respect to their taxable years beginning after December 31, 2007.


     Non-effectively connected capital gain dividends and gains realized from the sale of shares generally will not be subject to U.S. federal income tax in the case of (i) a Non-U.S. Shareholder that is a corporation and (ii) an individual Non-U.S. Shareholder who is not present in the United States for more than 182 days during the taxable year (assuming that certain other conditions are met). However, certain Non-U.S. Shareholders may nonetheless be subject to backup withholding and information reporting on capital gain dividends and redemption proceeds paid to them upon the sale of their shares. See "Backup Withholding" and "Information Reporting" below.

     If income from the Funds or gains realized from the sale of shares are effectively connected with a Non-U.S. Shareholder's U.S. trade or business, then such amounts will not be subject to the 30% withholding described above, but rather will be subject to U.S. federal income tax on a net basis at the tax rates applicable to U.S. citizens and residents or domestic corporations. To establish that income from the Funds or gains realized from the sale of shares are effectively connected with a U.S. trade or business, a Non-U.S. Shareholder must provide the Funds with a properly completed IRS Form W-8ECI certifying that such amounts are effectively connected with the Non-U.S. Shareholder's U.S. trade or business. Non-U.S. Shareholders that are corporations may also be subject to an additional "branch profits tax" with respect to income from the Funds that is effectively connected with a U.S. trade or business.


     Certain Underlying Funds may invest in securities of REITs or corporations that invest significantly in real property and are treated as "United States real property holding corporations" for U.S. federal income tax purposes. The Foreign Investment in Real Property Tax Act of 1980 ("FIRPTA") subjects a non-United States person to U.S. federal income tax on gain from the disposition of interests in U.S. real property as if such person were a United States person. Such gain is sometimes referred to as "FIRPTA gain." If an Underlying Fund recognizes FIRPTA gain from the sale or other disposition of REIT securities or securities of any other "United States real property holding corporation" (as defined in the Code), or receives a distribution from a REIT that is attributable to the REIT's sale of "United States real property interests" (as defined in the Code), then a portion of that Underlying Fund's distributions to a Fund will be attributable to such FIRPTA gain. Each Fund may be required to withhold U.S. withholding tax at a rate of 35% from distributions to its Non-U.S. Shareholders that are attributable to such Fund's receipt of FIRPTA gain distributions from an Underlying Fund. Each Fund also may be required to withhold from distributions to its Non-U.S. Shareholders that are attributable to such Fund's own recognition of FIRPTA gain (e.g., from such Fund's sale of United States real property interests). Non-U.S. Shareholders who receive such distributions may be required to pay tax on such distributions at regular graduated rates applicable to United States persons and file a non-resident U.S. federal income tax return. While each Fund intends to make every effort to identify and pass through any FIRPTA gain that it receives from its investments in the Underlying Funds (or that it recognizes directly), and to make any required withholdings on distributions of this income paid directly to Non-U.S. Shareholders, intermediaries who have assumed tax reporting responsibilities on managed omnibus accounts may not have the capacity to identify Non-U.S. Shareholders who are paid distributions attributable to FIRPTA gain and to properly withhold U.S. federal income taxes on these distributions. Non-U.S. Shareholders of these accounts should consult their investment representatives and tax advisers about any additional tax that may be due on FIRPTA gain.


     The tax consequences to a Non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. To claim tax treaty benefits, Non-U.S. Shareholders will be required to provide the Funds with a properly completed IRS Form W-8BEN certifying their entitlement to the benefits. In addition, in certain cases where payments are made to a Non-U.S. Shareholder that is a partnership or other pass-through entity, both the entity and the persons holding an interest in the entity will need to provide certification. For example, an individual Non-U.S. Shareholder who holds shares in the Fund through a non-U.S. partnership must provide an IRS Form W-8BEN to claim the benefits of an applicable tax treaty. Non-U.S. Shareholders are advised to consult their advisers with respect to the tax implications of purchasing, holding and disposing of shares of the Funds.

BACKUP WITHHOLDING

     The Funds may be required to withhold federal income tax at a rate of 28% (through 2010) ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends paid to a shareholder (other than a Non-U.S. Shareholder that properly certifies its non-United States status) if (i) the shareholder fails to properly furnish the Fund with its correct taxpayer identification number, (ii) the IRS notifies the applicable Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that the taxpayer identification number provided is correct, that the shareholder is not subject to backup withholding and that the shareholder is a U.S. person (as defined for U.S. federal income tax purposes). Redemption proceeds may be subject to backup withholding under the circumstances described in (i) above.

     Generally, dividends paid to Non-U.S. Shareholders that are subject to the 30% federal income tax withholding described above under "Withholding on Payments to Non-U.S. Shareholders" are not subject to backup withholding. To avoid backup withholding on capital gain dividends, interest-related dividends, short-term capital gain dividends and redemption proceeds from the sale of shares, Non-U.S. Shareholders must provide a properly completed IRS Form W-8BEN certifying their non-United States status.

     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

INFORMATION REPORTING


     The Funds must report annually to the IRS and to each shareholder (other than a Non-U.S. Shareholder that properly certifies its non-United States status) the amount of dividends, capital gain dividends or redemption proceeds paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such amounts. In the case of a Non-U.S. Shareholder, the Funds must report to the IRS and such shareholder the amount of dividends, capital gain dividends, interest-related dividends, short-term capital gain dividends and redemption proceeds paid that are subject to withholding (including backup withholding, if any) and the amount of tax withheld, if any, with respect to such amounts. This information may also be made available to the tax authorities in the Non-U.S. Shareholder's country of residence.


GENERAL

     The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Funds, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

                                FUND PERFORMANCE

     From time to time the Funds may advertise their total return for prior periods. Any such advertisement would include at least average annual total return quotations for one-year, five-year and ten-year periods (or life of the respective Fund, if shorter). Other total return quotations, aggregate or average, over other time periods may also be included.

     The total return of the respective Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the respective Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge for Class A Shares); that all income dividends or capital gain dividends during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Funds' total returns will vary depending on market conditions, the securities comprising the respective Fund's portfolio, the respective Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends or capital gain dividends paid by the Fund or to reflect that 12b-1 fees may have changed over time.

     Average annual total return quotations are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

     Total return is calculated separately for Class A Shares, Class B Shares, Class C Shares and Class I Shares of the Funds. Total return figures for Class A Shares include the maximum sales charge. Total return figures for Class B Shares and Class C Shares include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each class of shares will differ.

     The after-tax returns of the Funds may also be advertised or otherwise reported. This is generally calculated in a manner similar to the computation of average annual total returns discussed above, except that the calculation also reflects the effect of taxes on returns.

     The Funds may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Funds at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares.

     Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.

     From time to time, the Funds may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Funds. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Funds' investments, and from total return which is a measure of the income actually earned by the Funds' investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Funds' performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Funds. Distribution rates will be computed separately for each class of the Funds' shares.

     From time to time, the Funds' marketing materials may include an update from the portfolio manager or the Adviser and a discussion of general economic conditions and outlooks. The Funds' marketing materials may also show the Funds' asset class diversification, top sector holdings and largest holdings. Materials may also mention how the Distributor believes the Funds compare relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten-year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of whether shareholders purchased their funds' shares in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The performance of the funds purchased by the investors in the Dalbar study and the conclusions based thereon are not necessarily indicative of future performance of such funds or conclusions that may result from similar studies in the future. The Funds may also be marketed on the internet.

     In reports or other communications to shareholders or in advertising material, the Funds may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, the Dow Jones Industrial Average, Standard & Poor's indices, NASDAQ Composite Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Funds published by nationally recognized ranking or rating services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Funds' shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce the Funds' performance. The Funds will include performance data for each class of shares of the Funds in any advertisement or information including performance data of the Funds.

     The Funds may also utilize performance information in hypothetical illustrations. For example, the Funds may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.


    CLASS I SHARE PERFORMANCE FOR THE UNDERLYING FUNDS AS OF MARCH 31, 2007



                                                                                       CLASS I
VAN KAMPEN FUND                 ONE YEAR   FIVE YEAR   TEN YEAR   SINCE INCEPTION   INCEPTION DATE
Equity Funds
Aggressive Growth............     0.00%       6.50%       N/A          -7.06%           10/16/2000
American Franchise...........    13.71%        N/A        N/A          12.92%            6/23/2005
American Value...............    15.80%        N/A        N/A          17.73%            2/07/2006
Comstock.....................    13.65%        N/A        N/A          12.57%           10/29/2004
Disciplined Small Cap              N/A         N/A        N/A
  Value......................                                            N/A                   N/A
Emerging Markets.............      N/A         N/A        N/A          18.59%            4/06/2006
Enterprise...................     5.29%        N/A        N/A           8.72%            8/12/2005
Equity and Income............    10.58%        N/A        N/A           9.66%           12/22/2004
Equity Growth................     8.06%        N/A        N/A          11.62%            8/12/2005
Equity Premium Income........      N/A         N/A        N/A          13.02%            6/26/2006
Global Equity Allocation.....      N/A         N/A        N/A            N/A                   N/A
Global Franchise.............      N/A         N/A        N/A          12.67%           10/13/2006
Global Value Equity..........      N/A         N/A        N/A           3.62%           12/13/2006
Growth and Income............    12.41%        N/A        N/A          15.59%           10/19/2004

                                                                                       CLASS I
VAN KAMPEN FUND                 ONE YEAR   FIVE YEAR   TEN YEAR   SINCE INCEPTION   INCEPTION DATE
Harbor.......................     9.05%        N/A        N/A           9.85%            3/23/2005
International Advantage......    19.30%        N/A        N/A          22.68%            8/12/2005
International Growth.........    18.73%      16.12%     10.31%          9.70%            8/03/1995
Mid Cap Growth...............     3.59%        N/A        N/A          12.27%            8/12/2005
Pace.........................     6.32%        N/A        N/A          10.69%            8/12/2005
Real Estate Securities.......    26.15%        N/A        N/A          27.11%            7/21/2005
Select Growth................      N/A         N/A        N/A            N/A                   N/A
Small Cap Growth.............     0.28%        N/A        N/A           6.38%             2/2/2006
Small Cap Value..............    17.86%        N/A        N/A          18.29%            8/12/2005
Strategic Growth.............     0.25%       1.88%       N/A          -8.77%           10/16/2000
Technology...................      N/A         N/A        N/A            N/A                   N/A
Utility......................      N/A         N/A        N/A            N/A                   N/A
Value Opportunities..........    12.83%        N/A        N/A          13.01%            3/23/2005
Fixed Income Funds
Core Plus Fixed Income.......      N/A         N/A        N/A            N/A                   N/A
Corporate Bond...............     6.57%        N/A        N/A           3.71%            8/12/2005
Government Securities........     5.51%        N/A        N/A           3.35%            8/12/2005
High Yield...................     9.00%        N/A        N/A           6.69%            3/23/2005
Limited Duration.............     4.79%        N/A        N/A           3.90%            8/12/2005
U.S. Mortgage................      N/A         N/A        N/A           2.68%            9/25/2006



     N/A = Not Available.



     The results shown below are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objective and policies as well as the risks incurred in the Fund's investment practices.



ASSET ALLOCATION CONSERVATIVE FUND



  CLASS A SHARES



     The Asset Allocation Conservative Fund's average annual total return, assuming payment of the maximum sales charge, for Class A Shares of the Asset Allocation Conservative Fund for (i) the approximately six-month period from September 25, 2006 (commencement of distribution of Class A Shares of the Asset Allocation Conservative Fund) to March 31, 2007 was 0.06%.



     The Asset Allocation Conservative Fund's cumulative non-standardized total return, including payment of the maximum sales charge, with respect to Class A Shares from September 25, 2006 (commencement of distribution of Class A Shares of the Asset Allocation Conservative Fund) to March 31, 2007 was 0.06%.



     The Asset Allocation Conservative Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to Class A Shares from September 25, 2006 (commencement of distribution of Class A Shares of the Asset Allocation Conservative Fund) to March 31, 2007 was 6.16%.

  CLASS B SHARES



     The Asset Allocation Conservative Fund's average annual total return, assuming payment of the maximum sales charge, for Class B Shares of the Asset Allocation Conservative Fund for (i) the approximately six-month period from September 25, 2006 (commencement of distribution of Class B Shares of the Asset Allocation Conservative Fund) to March 31, 2007 was 0.76%.



     The Asset Allocation Conservative Fund's cumulative non-standardized total return, including payment of the maximum sales charge, with respect to Class B Shares from September 25, 2006 (commencement of distribution of Class B Shares of the Asset Allocation Conservative Fund) to March 31, 2007 was 0.76%.



     The Asset Allocation Conservative Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to Class B Shares from September 25, 2006 (commencement of distribution of Class B Shares of the Asset Allocation Conservative Fund) to March 31, 2007 was 6.76%.



  CLASS C SHARES



     The Asset Allocation Conservative Fund's average annual total return, assuming payment of the maximum sales charge, for Class C Shares of the Asset Allocation Conservative Fund for (i) the approximately six-month period from September 25, 2006 (commencement of distribution of Class C Shares of the Asset Allocation Conservative Fund) to March 31, 2007 was 4.76%.



     The Asset Allocation Conservative Fund's cumulative non-standardized total return, including payment of the maximum sales charge, with respect to Class C Shares from September 25, 2006 (commencement of distribution of Class C Shares of the Asset Allocation Conservative Fund) to March 31, 2007 was 4.76%.



     The Asset Allocation Conservative Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to Class C Shares from September 25, 2006 (commencement of distribution of Class C Shares of the Asset Allocation Conservative Fund) to March 31, 2007 was 5.76%.



  CLASS I SHARES



     The Asset Allocation Conservative Fund's average annual total return for Class I Shares of the Asset Allocation Conservative Fund for (i) the approximately six-month period from September 25, 2006 (commencement of distribution of Class C Shares of the Asset Allocation Conservative Fund) to March 31, 2007 was 6.39%.



     The Asset Allocation Conservative Fund's cumulative non-standardized total return with respect to Class I Shares from September 25, 2006 (commencement of distribution of Class I Shares of the Asset Allocation Conservative Fund) to March 31, 2007 was 6.39%.

ASSET ALLOCATION MODERATE FUND



  CLASS A SHARES



     The Asset Allocation Moderate Fund's average annual total return, assuming payment of the maximum sales charge, for Class A Shares of the Asset Allocation Moderate Fund for (i) the approximately six-month period from September 25, 2006 (commencement of distribution of Class A Shares of the Asset Allocation Moderate
Fund) to March 31, 2007 was 2.42%.



     The Asset Allocation Moderate Fund's cumulative non-standardized total return, including payment of the maximum sales charge, with respect to Class A Shares from September 25, 2006 (commencement of distribution of Class A Shares of the Asset Allocation Moderate Fund) to March 31, 2007 was 2.42%.



     The Asset Allocation Moderate Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to Class A Shares from September 25, 2006 (commencement of distribution of Class A Shares of the Asset Allocation Moderate Fund) to March 31, 2007 was 8.67%.



  CLASS B SHARES



     The Asset Allocation Moderate Fund's average annual total return, assuming payment of the maximum sales charge, for Class B Shares of the Asset Allocation Moderate Fund for (i) the approximately six-month period from September 25, 2006 (commencement of distribution of Class B Shares of the Asset Allocation Moderate
Fund) to March 31, 2007 was 3.14%.



     The Asset Allocation Moderate Fund's cumulative non-standardized total return, including payment of the maximum sales charge, with respect to Class B Shares from September 25, 2006 (commencement of distribution of Class B Shares of the Asset Allocation Moderate Fund) to March 31, 2007 was 3.14%.



     The Asset Allocation Moderate Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to Class B Shares from September 25, 2006 (commencement of distribution of Class B Shares of the Asset Allocation Moderate Fund) to March 31, 2007 was 8.14%.



  CLASS C SHARES



     The Asset Allocation Moderate Fund's average annual total return, assuming payment of the maximum sales charge, for Class C Shares of the Asset Allocation Moderate Fund for (i) the approximately six-month period from September 25, 2006 (commencement of distribution of Class C Shares of the Asset Allocation Moderate
Fund) to March 31, 2007 was 7.24%.



     The Asset Allocation Moderate Fund's cumulative non-standardized total return, including payment of the maximum sales charge, with respect to Class C Shares from September 25, 2006 (commencement of distribution of Class C Shares of the Asset Allocation Moderate Fund) to March 31, 2007 was 7.24%.

     The Asset Allocation Moderate Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to Class C Shares from September 25, 2006 (commencement of distribution of Class C Shares of the Asset Allocation Moderate Fund) to March 31, 2007 was 8.24%.



  CLASS I SHARES



     The Asset Allocation Moderate Fund's average annual total return for Class I Shares of the Asset Allocation Moderate Fund for (i) the approximately six-month period from September 25, 2006 (commencement of distribution of Class C Shares of the Asset Allocation Moderate Fund) to March 31, 2007 was 9.90%.



     The Asset Allocation Moderate Fund's cumulative non-standardized total return with respect to Class I Shares from September 25, 2006 (commencement of distribution of Class I Shares of the Asset Allocation Moderate Fund) to March 31, 2007 was 8.90%.



ASSET ALLOCATION GROWTH FUND



  CLASS A SHARES



     The Asset Allocation Growth Fund's average annual total return, assuming payment of the maximum sales charge, for Class A Shares of the Asset Allocation Growth Fund for (i) the approximately six-month period from September 25, 2006 (commencement of distribution of Class A Shares of the Asset Allocation Growth
Fund) to March 31, 2007 was 4.13%.



     The Asset Allocation Growth Fund's cumulative non-standardized total return, including payment of the maximum sales charge, with respect to Class A Shares from September 25, 2006 (commencement of distribution of Class A Shares of the Asset Allocation Growth Fund) to March 31, 2007 was 4.13%.



     The Asset Allocation Growth Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to Class A Shares from September 25, 2006 (commencement of distribution of Class A Shares of the Asset Allocation Growth Fund) to March 31, 2007 was 10.48%.



  CLASS B SHARES



     The Asset Allocation Growth Fund's average annual total return, assuming payment of the maximum sales charge, for Class B Shares of the Asset Allocation Growth Fund for (i) the approximately six-month period from September 25, 2006 (commencement of distribution of Class B Shares of the Asset Allocation Growth
Fund) to March 31, 2007 was 4.95%.



     The Asset Allocation Growth Fund's cumulative non-standardized total return, including payment of the maximum sales charge, with respect to Class B Shares from September 25, 2006 (commencement of distribution of Class B Shares of the Asset Allocation Growth Fund) to March 31, 2007 was 4.95%.



     The Asset Allocation Growth Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to Class B Shares from

September 25, 2006 (commencement of distribution of Class B Shares of the Asset Allocation Growth Fund) to March 31, 2007 was 9.95%.



  CLASS C SHARES



     The Asset Allocation Growth Fund's average annual total return, assuming payment of the maximum sales charge, for Class C Shares of the Asset Allocation Growth Fund for (i) the approximately six-month period from September 25, 2006 (commencement of distribution of Class C Shares of the Asset Allocation Growth
Fund) to March 31, 2007 was 8.96%.



     The Asset Allocation Growth Fund's cumulative non-standardized total return, including payment of the maximum sales charge, with respect to Class C Shares from September 25, 2006 (commencement of distribution of Class C Shares of the Asset Allocation Growth Fund) to March 31, 2007 was 8.96%.



     The Asset Allocation Growth Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to Class C Shares from September 25, 2006 (commencement of distribution of Class C Shares of the Asset Allocation Growth Fund) to March 31, 2007 was 9.96%.



  CLASS I SHARES



     The Asset Allocation Growth Fund's average annual total return for Class I Shares of the Asset Allocation Growth Fund for (i) the approximately six-month period from September 25, 2006 (commencement of distribution of Class C Shares of the Asset Allocation Growth Fund) to March 31, 2007 was 10.71%.



     The Asset Allocation Growth Fund's cumulative non-standardized total return with respect to Class I Shares from September 25, 2006 (commencement of distribution of Class I Shares of the Asset Allocation Growth Fund) to March 31, 2007 was 10.71%.


                               OTHER INFORMATION

DISCLOSURE OF PORTFOLIO HOLDINGS

     The Funds' Boards of Trustees and the Adviser have adopted policies and procedures regarding disclosure of portfolio holdings information (the "Policy"). Pursuant to the Policy, information concerning the Funds' portfolio holdings may be disclosed only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the fiduciary duties owed by the Funds and the Adviser to the Funds' shareholders. The Funds and the Adviser may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Funds or in other investment companies or accounts managed by the Adviser or any affiliated person of the Adviser) in connection with the disclosure of portfolio holdings information of the Funds. The Funds' Policy is implemented and overseen by the Portfolio Holdings Review Committee (the "PHRC"), which is described in more detail below.

     Public Portfolio Holdings Information Disclosure Policy. Portfolio holdings information will be deemed public when it has been posted to the Funds' public web site. On its public web site, the Funds currently makes available:

     - Calendar Quarters: Complete portfolio holdings of the Funds and the Underlying Funds as of the end of each calendar quarter disclosed, with a minimum lag time of 30 calendar days.

     - Monthly: Top 10 (or top 15) largest portfolio holdings of the Funds and the Underlying Funds as of the end of each month disclosed, with a minimum lag time of 15 business days.

     The Funds provide a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its Semiannual and Annual Reports, and for the first and third fiscal quarters in its filings with the SEC on Form N-Q.


     Non-Public Portfolio Holdings Information Policy. All portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is considered non-public portfolio holdings information for the purposes of the Policy. Pursuant to the Policy, disclosing non-public portfolio holdings information to third parties may occur only when the Funds have a legitimate business purpose for doing so and the recipients of such information are subject to a duty of confidentiality, which prohibits such recipients from disclosing or trading on the basis of the non-public portfolio holdings information. Any disclosure of non-public portfolio holdings information made to third parties must be approved by both the Funds' Boards of Trustees (or a designated committee thereof) and the PHRC. The Policy provides for disclosure of non-public portfolio holdings information to certain pre-authorized categories of entities, executing broker-dealers and shareholders, in each case under specific restrictions and limitations described below, and the Policy provides a process for approving any other entities.


     Pre-Authorized Categories. Pursuant to the Policy, the Funds may disclose non-public portfolio holdings information to certain third parties who fall within pre-authorized categories. These third parties include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers, and service providers, provided that the third party expressly agrees to maintain the non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information. Subject to the terms and conditions of any agreement between the Adviser or the Funds and the third party, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Funds non-public portfolio holdings information is released, and no lag period shall apply. In addition, persons who owe a duty of trust or confidence to the Funds or the Adviser (including legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement. The PHRC is responsible for monitoring and reporting on such entities to the Funds' Board of Trustees. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the material non-public portfolio holdings information.

     Broker-Dealer Interest Lists. Pursuant to the Policy, the Adviser may provide "interest lists" to broker-dealers who execute securities transactions for the Fund. Interest lists may specify only the CUSIP numbers and/or ticker symbols of the securities held in all registered management investment companies advised by the Adviser or affiliates of the Adviser on an aggregate basis. Interest lists will not disclose portfolio holdings on a fund by fund basis and will not contain information about the number or value of shares owned by a specified fund. The interest lists may identify the investment strategy to which the list relates, but will not identify particular funds or portfolio managers/management teams. Broker-dealers need not execute a non-disclosure agreement to receive interest lists.

     Shareholders In-Kind Distributions. The Funds' shareholders may, in some circumstances, elect to redeem their shares of the Funds in exchange for their pro rata share of the securities held by the Funds. In such circumstances, pursuant to the Policy, such Funds shareholders may receive a complete listing of the portfolio holdings of the Fund up to seven (7) calendar days prior to making the redemption request provided that they represent orally or in writing that they agree not to disclose or trade on the basis of the portfolio holdings information.

     Attribution Analyses. Pursuant to the Policy, the Funds may discuss or otherwise disclose performance attribution analyses (i.e., mention the effects of having a particular security in the portfolio(s)) where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly. Any discussion of the analyses may not be more current than the date the holding was disclosed publicly.

     Transition Managers. Pursuant to the Policy, the Funds may disclose portfolio holdings to transition managers, provided that the Funds have entered into a non-disclosure or confidentiality agreement with the party requesting that the information be provided to the transition manager and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager.


     Other Entities. Pursuant to the Policy, the Funds or the Adviser may disclose non-public portfolio holdings information to a third party who does not fall within the pre-approved categories, and who are not executing broker-dealers, shareholders receiving in-kind distributions, persons receiving attribution analyses or transition managers; however, prior to the receipt of any non-public portfolio holdings information by such third party, the recipient must have entered into a non-disclosure agreement and the disclosure arrangement must have been approved by the PHRC and the Funds' Board of Trustees (or a designated committee thereof). The PHRC will report to the Board of Trustees of the Fund on a quarterly basis regarding any other approved recipients of non-public portfolio holdings information.


     PHRC and Board of Trustees Oversight. The PHRC, which consists of executive officers of the Funds and the Adviser, is responsible for overseeing and implementing the Policy and determining how portfolio holdings information will be disclosed on an ongoing basis. The PHRC will periodically review and has the authority to amend the Policy as necessary. The PHRC will meet at least quarterly to (among other matters):

     - address any outstanding issues relating to the Policy;

     - monitor the use of information and compliance with non-disclosure agreements by current recipients of portfolio holdings information;

     - review non-disclosure agreements that have been executed with prospective third parties and determine whether the third parties will receive portfolio holdings information;

     - generally review the procedures to ensure that disclosure of portfolio holdings information is in the best interests of Funds shareholders; and

     - monitor potential conflicts of interest between Funds shareholders, on the one hand, and those of the Adviser, the Distributor or affiliated persons of the Funds, the Adviser or the Distributor, on the other hand, regarding disclosure of portfolio holdings information.

The PHRC will regularly report to the Board of Trustees on the Funds' disclosure of portfolio holdings information and the proceedings of PHRC meetings.

     Ongoing Arrangements of Portfolio Holdings Information. The Adviser and/or the Funds have entered into ongoing arrangements to make available public and/or non-public information about the Funds' portfolio holdings. The Funds currently may disclose portfolio holdings information based on ongoing arrangements to the following pre-authorized parties:

NAME                            INFORMATION DISCLOSED     FREQUENCY (1)         LAG TIME
----                            ---------------------  -------------------  -----------------
SERVICE PROVIDERS
State Street Bank and Trust
  Company (*).................  Full portfolio         Daily basis                 (2)
                                holdings
Institutional Shareholder
  Services (ISS) (proxy voting
  agent) (*)..................  Full portfolio         Twice a month               (2)
                                holdings
FT Interactive Data Pricing
  Service Provider (*)........  Full portfolio         As needed                   (2)
                                holdings
Van Kampen Investor
  Services Inc. (*)...........  Full portfolio         As needed                   (2)
                                holdings
FUND RATING AGENCIES
Morningstar (**)..............  Full portfolio         Quarterly basis      Approximately 30
                                holdings                                    days after
                                                                            quarter end
CONSULTANTS AND ANALYSTS
CTC Consulting, Inc. (**) ....  Top Ten and Full       Quarterly basis      Approximately 15
                                portfolio holdings                          days after
                                                                            quarter end and
                                                                            approximately 30
                                                                            days after
                                                                            quarter end,
                                                                            respectively
Fund Evaluation Group (**)....  Top Ten portfolio      Quarterly basis      At least 15 days
                                holdings (3)                                after quarter end
Hammond Associates (**).......  Full portfolio         Quarterly basis      At least 30 days
                                holdings (4)                                after quarter end
Hartland & Co. (**)...........  Full portfolio         Quarterly basis      At least 30 days
                                holdings (4)                                after quarter end

NAME                            INFORMATION DISCLOSED     FREQUENCY (1)         LAG TIME
----                            ---------------------  -------------------  -----------------
Mobius (**)...................  Top Ten portfolio      Monthly basis        At least 15 days
                                holdings (3)                                after month end
Nelsons (**)..................  Top Ten holdings (3)   Quarterly basis      At least 15 days
                                                                            after quarter end
Prime Buchholz & Associates,
  Inc. (**)...................  Full portfolio         Quarterly basis      At least 30 days
                                holdings (4)                                after quarter end
PSN (**)......................  Top Ten holdings (3)   Quarterly basis      At least 15 days
                                                                            after quarter end
Russell Investment Group/
  Russell/Mellon Analytical
  Services, Inc. (**).........  Top Ten and Full       Monthly and          At least 15 days
                                portfolio holdings     quarterly basis      after month end
                                                                            and at least 30
                                                                            days after
                                                                            quarter end,
                                                                            respectively
Thompson Financial (**).......  Full portfolio         Quarterly basis      At least 30 days
                                holdings (4)                                after quarter end
Yanni Partners (**)...........  Top Ten portfolio      Quarterly basis      At least 15 days
                                holdings (3)                                after quarter end

------------------------------------

 (*) This entity has agreed to maintain the Funds non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.

(**) The Funds do not currently have a non-disclosure agreement in place with this entity and therefore this entity can only receive publicly available information.

 (1) Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).

 (2) Information will typically be provided on a real time basis or as soon thereafter as possible.

 (3) Full portfolio holdings will also be provided upon request from time to time on a quarterly basis, with at least a 30 day lag.

 (4) Top Ten portfolio holdings will also be provided upon request from time to time, with at least a 15 day lag.

     The Funds may also provide Funds' portfolio holdings information, as part of its normal business activities, to persons who owe a duty of trust or confidence to the Funds or the Adviser. These persons currently are (i) the Funds' independent registered public accounting firm (as of the Funds' fiscal year end and on an as needed basis), (ii) counsel to the Funds (on an as needed basis), (iii) counsel to the independent trustees (on an as needed basis) and
(iv) members of the Board of Trustees (on an as needed basis).

CUSTODY OF ASSETS

     Except for segregated assets held by a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, all securities owned by the Funds and all cash, including proceeds from the sale of shares of the Funds and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, as custodian. The custodian also provides accounting services to the Fund.

SHAREHOLDER REPORTS

     Semiannual statements are furnished to shareholders, and annually such statements are audited by the Funds' independent registered public accounting firm.

PROXY VOTING POLICY AND PROXY VOTING RECORD


     The Board of Trustees believes that the voting of proxies on securities held by the Funds is an important element of the overall investment process. The Board has delegated the day-to-day responsibility to the Adviser to vote such proxies, pursuant to the Board approved Proxy Voting Policy, a copy of which is currently in effect as of the date of this Statement of Additional Information is attached hereto as Appendix A.



     The Proxy Voting Policy is subject to change over time and investors seeking the most current copy of the Proxy Voting Policy should go to our web site at www.vankampen.com. The Funds' most recent proxy voting record filed with the SEC is also available without charge on our web site at www.vankampen.com. The Funds' proxy voting record is also available without charge on the SEC's web site at www.sec.gov.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     An independent registered public accounting firm for the Funds perform an annual audit of the Funds' financial statements. The Funds' Boards of Trustees has engaged Ernst & Young LLP located at 233 South Wacker Drive, Chicago, Illinois 60606, to be the Funds' independent registered public accounting firm.

LEGAL COUNSEL

     Counsel to the Funds is Skadden, Arps, Slate, Meagher & Flom LLP.


                              FINANCIAL STATEMENTS



     The audited financial statements of the Fund are incorporated herein by reference to the Annual Report to shareholders of the Fund dated March 31, 2007. The Annual Report may be obtained by following the instructions on the cover of this Statement of Additional Information. The Annual Report is included as part of the Trust's filing on Form N-CSR as filed with the SEC on May 29, 2007. The Annual Report may be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202)-551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

               APPENDIX A -- MORGAN STANLEY INVESTMENT MANAGEMENT
                       PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT

     Introduction -- Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Policy") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

     The MSIM entities covered by this Policy currently include the following:
Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates" or as "we" below).

     Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds -- collectively referred to herein as the "MSIM Funds"), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy.

     Proxy Research Services -- Institutional Shareholder Services ("ISS") and Glass Lewis (together with other proxy research providers as we may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of the Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping.

     Voting Proxies for Certain Non-U.S. Companies -- Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and
(vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients' non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II. GENERAL PROXY VOTING GUIDELINES

     To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein), including the guidelines set forth below. These guidelines address a broad range of issues, and provide general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

     We endeavor to integrate governance and proxy voting policy with investment goals and to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers, but such a split vote must be approved by the Proxy Review Committee.

A. ROUTINE MATTERS. We generally support routine management proposals. The following are examples of routine management proposals:

          - Approval of financial statements and auditor reports.

          - General updating/corrective amendments to the charter.

          - Most proposals related to the conduct of the annual meeting, with the following exceptions. We may oppose proposals that relate to "the transaction of such other business which may come before the meeting," and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this Policy to be carried out (i.e. an uncontested corporate transaction), the adjournment request will be supported. Finally, we generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B. BOARD OF DIRECTORS

     1. Election of directors: In the absence of a proxy contest, we generally support the board's nominees for director except as follows:

             a. We withhold or vote against interested directors if the company's board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards, generally as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for a NYSE company with dispersed ownership, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Non-independent directors under NYSE standards include an employee or an individual with an immediate family member who is an executive (or in either case was in such position within the previous three years). A director's consulting arrangements with the company, or material business relationships between the director's employer and the company, also impair independence. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards.

             b. Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company's compensation, nominating or audit committees.

             c. We consider withholding support or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders. This includes consideration for withholding support or voting against individual board members or an entire slate if we believe the board is entrenched and dealing inadequately with performance problems, and/or with insufficient independence between the board and management.

             d. We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a "bright line" test. In the context of the U.S. market, these would include elimination of dead hand or slow hand poison pills, requiring audit, compensation or nominating committees to be composed of independent directors and requiring a majority independent board.

             e. We generally withhold support from or vote against a nominee who has failed to attend at least 75% of board meetings within a given year without a reasonable excuse.

             f. We consider withholding support from or voting against a nominee who serves on the board of directors of more than six companies (excluding investment companies). We also consider voting against a director who otherwise appears to have too many commitments to serve adequately on the board of the company.

     2. Board independence: We generally support proposals requiring that a certain percentage (up to 66 2/3%) of the company's board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

     3. Board diversity: We consider on a case-by-case basis proposals urging diversity of board membership with respect to social, religious or ethnic group.

     4. Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

     5. Proposals to elect all directors annually: We generally support proposals to elect all directors annually at public companies (to "declassify" the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis.

     6. Cumulative voting: We generally support proposals to eliminate cumulative voting (which provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board). Proposals to establish cumulative voting in the election of directors generally will not be supported.

     7. Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.

     8. Director retirement age: Proposals recommending set director retirement ages are voted on a case-by-case basis.

     9. Proposals to limit directors' liability and/or broaden indemnification of directors. Generally, we will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

C. CORPORATE TRANSACTIONS AND PROXY FIGHTS. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis. However, proposals for mergers or other significant transactions that are friendly and approved by the Research Providers generally will be supported and in those instances will not need to be reviewed by the Proxy Review Committee, where there is no portfolio manager objection and where there is no material conflict of interest. We also analyze proxy contests on a case-by-case basis.

D. CHANGES IN LEGAL AND CAPITAL STRUCTURE. We generally vote in favor of management proposals for technical and administrative changes to a company's charter, articles of association or bylaws. We review non-routine proposals, including reincorporation to a different jurisdiction, on a case-by-case basis.

     1. We generally support the following:

          - Proposals that eliminate other classes of stock and/or eliminate unequal voting rights.

          - Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

          - Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

          - Proposals to authorize share repurchase plans.

          - Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

          - Proposals to effect stock splits.

          - Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

          - Proposals for higher dividend payouts.

     2. We generally oppose the following (notwithstanding management support):

          - Proposals that add classes of stock that would substantially dilute the voting interests of existing shareholders.

          - Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

          - Proposals to create "blank check" preferred stock.

          - Proposals relating to changes in capitalization by 100% or more.

E. TAKEOVER DEFENSES AND SHAREHOLDER RIGHTS

     1. Shareholder rights plans: We support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills).

     2. Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

     3. Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.

     4. Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal:
        (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

F. AUDITORS. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). Proposals requiring auditors to attend the annual meeting of shareholders will be supported. We generally vote against proposals to indemnify auditors.

G. EXECUTIVE AND DIRECTOR REMUNERATION.

     1. We generally support the following proposals:

          - Proposals relating to director fees, provided the amounts are not excessive relative to other companies in the country or industry.

          - Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

          - Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage ("run rate") of equity compensation in the recent past; or if there are objectionable plan design and provisions.

          - Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

     2. Blanket proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported.

     3. Proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its current and past practices.

     4. Proposals to U.S. companies that request disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations generally will not be supported.

     5. We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in option exercises.

     6. Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company's reasons and justifications for a re-pricing, the company's competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

H. SOCIAL, POLITICAL AND ENVIRONMENTAL ISSUES. We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine whether they will have a financial impact on shareholder value. However, we generally vote against proposals requesting reports that are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We generally oppose proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.

I. FUND OF FUNDS. Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III. ADMINISTRATION OF POLICY

     The MSIM Proxy Review Committee (the "Committee") has overall responsibility for creating and implementing the Policy, working with an MSIM staff group (the "Corporate Governance Team"). The Committee, which is appointed by MSIM's Chief Investment Officer of Global Equities ("CIO"), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

     The Committee Chairperson is the head of the Corporate Governance Team, and is responsible for identifying issues that require Committee deliberation or ratification. The Corporate Governance Team, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The Corporate Governance Team has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance, and to refer other case-by-case decisions to the Proxy Review Committee.

     The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

A. COMMITTEE PROCEDURES

     The Committee will meet at least monthly to (among other matters) address any outstanding issues relating to the Policy or its implementation. The Corporate Governance Team will timely communicate to ISS MSIM's Policy (and any amendments and/or any additional guidelines or procedures the Committee may adopt).

     The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy.

     Members of the Committee may take into account Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

B. MATERIAL CONFLICTS OF INTEREST

     In addition to the procedures discussed above, if the Committee determines that an issue raises a material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee").

     The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Chief Compliance Officer or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM's relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the Chairperson. The Special Committee may request the assistance of MSIM's General Counsel or his/her designee who will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C. IDENTIFICATION OF MATERIAL CONFLICTS OF INTEREST

     A potential material conflict of interest could exist in the following situations, among others:

     1. The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer.

     2. The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

     3. Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the Chairperson of the Committee determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the Chairperson will address the issue as follows:

     1. If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

     2. If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM's Client Proxy Standard.

     3. If the Research Providers' recommendations differ, the Chairperson will refer the matter to the Committee to vote on the proposal. If the Committee determines that an issue raises a material conflict of interest, the Committee will request a Special Committee to review and recommend a course of action, as described above. Notwithstanding the above, the Chairperson of the Committee may request a Special Committee to review a matter at any time as he/she deems necessary to resolve a conflict.

D. PROXY VOTING REPORTING

     The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM Fund, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those Funds at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

     The Corporate Governance Team will timely communicate to applicable portfolio managers and to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

     MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

     MSIM's Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund's holdings.

APPENDIX A

     The following procedures apply to accounts managed by Morgan Stanley AIP GP LP ("AIP").

     Generally, AIP will follow the guidelines set forth in Section II of MSIM's Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Liquid Markets investment team and the Private Markets investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

     In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights
For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the "Fund") that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

     1. Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a "Designated Person," and collectively, the "Designated Persons"), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person's death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

     2. Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund's organizational documents; provided, however, that, if the Fund's organizational documents require the consent of the Fund's general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

                      STATEMENT OF ADDITIONAL INFORMATION

                             VAN KAMPEN DISCIPLINED
                              SMALL CAP VALUE FUND

     Van Kampen Disciplined Small Cap Value Fund's (the "Fund") investment objective is to seek high total return. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of equity securities of small capitalization companies that the Fund's investment adviser believes are undervalued, have attractive operating attributes and improving market price behavior.

     The Fund is organized as a diversified series of the Van Kampen Equity Trust, an open-end management investment company (the "Trust").


     This Statement of Additional Information is not a prospectus. Shares of the Fund are subject to two different prospectuses. Class A Shares, Class B Shares and Class C Shares are subject to one prospectus dated July 31, 2007 and Class I Shares are subject to a separate prospectus dated July 31, 2007 (collectively referred to herein as the "Prospectuses" or individually as a "Prospectus"). This Statement of Additional Information should be read in conjunction with a Prospectus of the Fund. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read a Prospectus prior to purchasing shares of the Fund. A Class A Shares, Class B Shares and Class C Shares Prospectus, a Class I Shares Prospectus, the Statement of Additional Information and the Fund's Annual and Semiannual Reports may be obtained without charge from our web site at www.vankampen.com or any of these materials may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza - Suite 100, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 847-2424.


                               TABLE OF CONTENTS


                                                                Page
                                                                ----
General Information.........................................    B-2
Investment Objective, Investment Strategies and Risks.......    B-3
Strategic Transactions......................................    B-7
Investment Restrictions.....................................    B-14
Trustees and Officers.......................................    B-16
Investment Advisory Agreement...............................    B-29
Fund Management.............................................    B-30
Other Agreements............................................    B-32
Distribution and Service....................................    B-33
Transfer Agent..............................................    B-38
Portfolio Transactions and Brokerage Allocation.............    B-38
Shareholder Services........................................    B-40
Redemption of Shares........................................    B-42
Contingent Deferred Sales Charge-Class A....................    B-43
Waiver of Contingent Deferred Sales Charges.................    B-43
Taxation....................................................    B-45
Fund Performance............................................    B-52
Other Information...........................................    B-54
Financial Statements........................................    B-61
Appendix A -- Proxy Voting Policy and Procedures............    A-1



        THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED JULY 31, 2007.



                                                                   DSCV SAI 7/07

                              GENERAL INFORMATION

     The Trust is an unincorporated statutory trust organized under the laws of the State of Delaware by an Agreement and Declaration of Trust (the "Declaration of Trust") dated May 10, 1995. The Trust was originally organized in 1987 under the name Van Kampen Merritt Equity Trust as a Massachusetts business trust (the "Massachusetts Trust"). The Massachusetts Trust was reorganized into the Trust under the name Van Kampen American Capital Equity Trust on July 31, 1995. The Trust was created for facilitating the Massachusetts Trust reorganization into a Delaware statutory trust. On July 14, 1998, the Trust adopted its current name.

     The Fund was originally organized as a series of the Trust on December 13, 2006.


     Van Kampen Asset Management (the "Adviser"), Van Kampen Funds Inc. (the "Distributor") and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley. The principal office of each of the Trust, the Fund, the Adviser, the Distributor and Van Kampen Investments is located at 522 Fifth Avenue, New York, New York 10036. The principal office of Investor Services is located at 2800 Post Oak Boulevard, Houston, Texas 77056.


     The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Fund, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.

     The Fund currently offers four classes of shares, designated as Class A Shares, Class B Shares, Class C Shares and Class I Shares. Other classes may be established from time to time in accordance with the provisions of the Declaration of Trust. Each class of shares of the Fund generally is identical in all respects except that each class of shares is subject to its own sales charge schedule and its own distribution and service expenses. Each class of shares also has exclusive voting rights with respect to its distribution and service fees.

     Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution or service fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in a Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

     The Trust does not contemplate holding regular meetings of shareholders to elect trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").

     In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. The liquidation proceeds to holders of classes of shares with higher distribution fees and transfer agency costs are likely to be less than the liquidation proceeds to holders of classes of shares with lower distribution fees and transfer agency costs.

     The trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series outstanding and entitled to vote (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the trustees without approval from each affected shareholder or trustee, as the case may be.

     Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.


     As of July 2, 2007, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares, Class C Shares or Class I Shares of the Fund, except as follows below.



                                                                             APPROXIMATE
                                                                            PERCENTAGE OF
                                                                 CLASS      OWNERSHIP ON
NAME AND ADDRESS OF HOLDER                                     OF SHARES    JULY 2, 2007
--------------------------                                     ---------    -------------
Morgan Stanley Investment Management.......................      A                73%
Financial Control Group                                          B                48%
Attn: Karen Romero                                               C                99%
185 Broadway, 19th Floor                                         I               100%
New York, NY 10007-3100


             INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RISKS

     The following disclosure supplements the disclosure set forth under the caption "Investment Objective, Principal Investment Strategies and Risks" in a Prospectus and does not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in a Prospectus for a complete presentation of the matters disclosed below.

REPURCHASE AGREEMENTS

     The Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. The Fund may enter into repurchase agreements with broker-dealers, banks and other financial institutions deemed to be creditworthy by the Adviser under guidelines approved by the Fund's Board of Trustees. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, would exceed the Fund's limitation on illiquid securities described herein. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.

     For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an exemptive order from the SEC permitting this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

     Repurchase agreements are fully collateralized by the underlying securities and are considered to be loans under the 1940 Act. The Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. government, its agencies or instrumentalities) may have maturity dates exceeding one year.

ILLIQUID SECURITIES

     The Fund may invest up to 15% of its net assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets.

Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with procedures approved by the Fund's Board of Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which typically range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief (such as "no-action" letters issued by the staff of the SEC interpreting or providing guidance on the 1940 Act or regulations thereunder) from the provisions of the 1940 Act, as amended from time to time.

CONVERTIBLE SECURITIES

     The Fund's investments in convertible securities may include securities with enhanced convertible features or "equity-linked" features. These securities come in many forms and may include features, among others, such as the following: (i) may be issued by the issuer of the underlying equity security on its own securities or securities it holds of another company or be issued by a third party (typically a brokerage firm or other financial entity) on a security of another company, (ii) may convert into equity securities, such as common stock, or may be redeemed for cash or some combination of cash and the linked security at a value based upon the value of the underlying equity security,
(iii) may have various conversion features prior to maturity at the option of the holder or the issuer or both, (iv) may limit the appreciation value with caps or collars of the value of underlying equity security and (v) may have fixed, variable or no interest payments during the life of the security which reflect the actual or a structured return relative to the underlying dividends of the linked equity security. Generally these securities are designed to give investors enhanced yield opportunities to the equity securities of an issuer, but these securities may involve a limited appreciation potential, downside exposure, or a finite time in which to capture the yield advantage. For example, certain securities may provide a higher current dividend income than the dividend income on the underlying security while capping participation in the capital appreciation of such security. Other securities may involve arrangements with no interest or dividend payments made until maturity of the security or an enhanced principal amount received at maturity based on the yield and value of the underlying equity security during the security's term or at maturity. Besides enhanced yield opportunities, another advantage of using such securities is that they may be used for portfolio management or hedging purposes to reduce the risk of investing in a more volatile underlying equity security. There may be additional types of convertible securities with features not specifically referred to herein in which the Fund may invest consistent with its investment objective and policies.

     Investments in enhanced convertible or equity-linked securities may subject the Fund to additional risks not ordinarily associated with investments in traditional convertible securities. Particularly when such securities are issued by a third party on an underlying linked security of another company, the Fund is subject to risks if the underlying security underperforms or the issuer defaults on the payment of the dividend or the underlying security at maturity. In addition, the trading market for certain securities may be less liquid than for other convertible securities making it difficult for the Fund to dispose of a particular security in a timely manner, and reduced liquidity in the secondary market for any such securities may make it more difficult to obtain market quotations for valuing the Fund's portfolio.

     Up to 5% of the Fund's net assets may be invested in convertible securities that are below investment grade. Debt securities rated below investment grade are commonly known as junk bonds. Although the Fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Fund, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.

WARRANTS

     Warrants are in effect longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Of course, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.


SECURITIES OF FOREIGN ISSUERS


     The Fund also may purchase foreign securities in the form of American Depositary Receipts ("ADRs") or other securities representing underlying shares of foreign companies. These securities may not necessarily be denominated in the same currency as the underlying securities but generally are denominated in the currency of the market in which they are traded. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid by the ADR holders. In addition, less information generally is available for an unsponsored ADR than about a sponsored ADR and financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The Fund may invest in ADRs through both sponsored and unsponsored arrangements.

OTHER INVESTMENT VEHICLES

     The Fund may acquire shares in other investment companies. The Fund may invest in shares of various exchange-traded funds ("ETFs"), including exchange-traded index and bond funds. Exchange-traded index funds seek to track the performance of various securities indices. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or bonds rises and falls. The market value of their shares may differ from the net asset value of the particular fund. As a shareholder in an investment company, the Fund would bear its ratable share of that entity's expenses, including its investment advisory and administration fees. At the same time, the Fund would continue to pay its own advisory and administration fees and other expenses. As a result, the Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies.

                             STRATEGIC TRANSACTIONS

     The Fund may, but is not required to, use various investment strategies as described below ("Strategic Transactions") to facilitate portfolio management and to mitigate risks. Techniques and instruments may change over time as new instruments and strategies are developed or as regulatory changes occur. Although the Adviser seeks to use such transactions to further the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result. The Fund's activities involving Strategic Transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code" or "Code"), for qualification as a regulated investment company.

SELLING CALL AND PUT OPTIONS

     Purpose. The principal reason for selling options is to obtain, through receipt of premiums, a greater current return than would be realized on the underlying securities alone. Such current return could be expected to fluctuate because premiums earned from an option selling program and dividend or interest income yields on portfolio securities vary as economic and market conditions change. Selling options on portfolio securities is likely to result in a higher portfolio turnover rate.

     Selling Options. The purchaser of a call option pays a premium to the seller (i.e., the writer) for the right to buy the underlying security from the seller at a specified price during a certain period. The Fund would write call options only on a covered basis or for cross-hedging purposes. A call option is covered if, at all times during the option period, the Fund owns or has the right to acquire the securities of the type that it would be obligated to deliver if any outstanding option were exercised. An option is for cross-hedging purposes if it is not covered by the security subject to the option, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire. In such circumstances, the Fund collateralizes the option by segregating cash and/or liquid securities in an amount at least equal to the market value of the underlying security, marked to market daily, while the option is outstanding.

     The purchaser of a put option pays a premium to the seller (i.e., the writer) for the right to sell the underlying security to the writer at a specified price during a certain period. The Fund would sell put options only on a secured basis, which means that, at all times during the option period, the Fund would segregate cash and/or liquid securities in an amount at least equal to the exercise price of the option, or would hold a put on the same underlying security at an equal or greater exercise price.

     Closing Purchase Transactions and Offsetting Transactions. To terminate its position as a writer of a call or put option, the Fund could enter into a "closing purchase transaction," which is the purchase of a call (put) on the same underlying security and having the same exercise price and expiration date as the call (put) previously sold by the Fund. The Fund would realize a gain
(loss) if the premium plus commission paid in the closing purchase transaction is lesser (greater) than the premium it received on the sale of the option. The Fund would also realize a gain if an option it has written lapses unexercised.

     The Fund could sell options that are listed on an exchange as well as options which are privately negotiated in over-the-counter transactions. The Fund could close out its position as a seller of an option only if a liquid secondary market exists for options of that series, but there is no assurance that such a market will exist, particularly in the case of over-the-counter options, since they can be closed out only with the other party to the transaction. Alternatively, the Fund could purchase an offsetting option, which would not close out its position as a seller, but would provide an asset of equal value to its obligation under the option sold. If the Fund is not able to enter into a closing purchase transaction or to purchase an offsetting option with respect to an option it has sold, it will be required to maintain the securities subject to the call or the collateral securing the option until a closing purchase transaction can be entered into (or the option is exercised or expires) even though it might not be advantageous to do so.

     Risks of Writing Options. By selling a call option, the Fund loses the potential for gain on the underlying security above the exercise price while the option is outstanding; by selling a put option the Fund might become obligated to purchase the underlying security at an exercise price that exceeds the then current market price.

PURCHASING CALL AND PUT OPTIONS

     The Fund could purchase call options to protect against anticipated increases in the prices of securities it wishes to acquire. Alternatively, call options could be purchased for capital appreciation. Since the premium paid for a call option is typically a small fraction of the price of the underlying security, a given amount of funds will purchase call options covering a much larger quantity of such security than could be purchased directly. By purchasing call options, the Fund could benefit from any significant increase in the price of the underlying security to a greater extent than had it invested the same amount in the security directly. However, because of the very high volatility of option premiums, the Fund would bear a significant risk of losing the entire premium if the price of the underlying security did not rise sufficiently, or if it did not do so before the option expired.

     Put options may be purchased to protect against anticipated declines in the market value of either specific portfolio securities or of the Fund's assets generally. Alternatively, put options may be purchased for capital appreciation in anticipation of a price decline in the underlying security and a corresponding increase in the value of the put option. The purchase of put options for capital appreciation involves the same significant risk of loss as described above for call options.

     In any case, the purchase of options for capital appreciation would increase the Fund's volatility by increasing the impact of changes in the market price of the underlying securities on the Fund's net asset value.

OPTIONS ON STOCK INDICES

     Options on stock indices are similar to options on stock, but the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive an amount of cash which amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

     Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower index such as the Standard & Poor's 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. A stock index fluctuates with changes in the market values of the stocks included in the index. Options are currently traded on several exchanges.

     Gain or loss to the Fund on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities. As with stock options, the Fund may offset its position in stock index options prior to expiration by entering into a closing transaction or it may let the option expire unexercised.

FUTURES CONTRACTS

     The Fund may engage in transactions involving futures contracts and options on futures contracts in accordance with the rules and interpretations of the Commodity Futures Trading Commission under which the Fund would be exempt from registration as a "commodity pool."

     An index futures contract is an agreement pursuant to which a party agrees to take or make delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the index value at a specified time and the price at which the futures contract originally was struck. No physical delivery of the underlying securities in the index is made.

     Currently, securities index futures contracts can be purchased with respect to several indices on various exchanges. Differences in the securities included in the indices may result in differences in correlation of the futures contracts with movements in the value of the securities being hedged.

     The Fund also may invest in foreign securities index futures contracts traded outside the United States which involve additional risks including fluctuations in foreign exchange rates, foreign currency exchange controls, political and economic instability, differences in financial reporting and securities regulation and trading and foreign taxation issues.

     Initial and Variation Margin. In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale of a futures contract. Initially, the Fund is required to deposit an amount of cash and/or liquid securities equal to a percentage (which will normally range between 1% and 10%) of the contract amount with either a futures commission merchant pursuant to the rules and regulations promulgated under the 1940 Act or with its custodian in an account in the broker's name. This amount is known as initial margin. The nature of initial margin in futures contract transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract and satisfaction of its contractual obligations. Subsequent payments to and from the initial margin account, called variation margin, are made on a daily basis as the price of the underlying securities or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to market.

     For example, when the Fund purchases a futures contract and the price of the underlying security or index rises, that position increases in value, and the Fund receives a variation margin payment equal to that increase in value. Conversely, where the Fund purchases a futures contract and the value of the underlying security or index declines, the position is less valuable, and the Fund is required to make a variation margin payment.

     At any time prior to expiration of the futures contract, the Fund may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

     Futures Contract Strategies. When the Fund anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when the Fund is otherwise fully invested ("anticipatory hedge"). Such purchase of a futures contract would serve as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The Fund may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Fund's securities ("defensive hedge"). To the extent that the Fund's portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts would substantially reduce the risk to the Fund of a market decline and, by so doing, provides an alternative to the liquidation of securities positions in the Fund. Ordinarily transaction costs associated with futures contract transactions are lower than transaction costs that would be incurred in the purchase and sale of the underlying securities.

     Special Risks Associated with Futures Contract Transactions. There are several risks connected with the use of futures contracts. These include the risk of imperfect correlation between movements in the price of the futures contracts and of the underlying securities or index; the risk of market distortion; the risk of illiquidity; and the risk of error in anticipating price movement.

     There may be an imperfect correlation (or no correlation) between movements in the price of the futures contracts and of the securities being hedged. The risk of imperfect correlation increases as the composition of the securities being hedged diverges from the securities upon which the futures contract is based. If the price of the futures contract moves less than the price of the securities being hedged, the hedge will not be fully effective. To compensate for the imperfect correlation, the Fund could buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is greater than the historical volatility of the securities underlying the futures contract. Conversely, the Fund could buy or sell futures contracts in a lesser dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is less than the historical volatility of the securities underlying the futures contracts. It is also possible that the value of futures contracts held by the Fund could decline at the same time as portfolio securities being hedged; if this occurred, the Fund would lose money on the futures contract in addition to suffering a decline in value in the portfolio securities being hedged.

     There is also the risk that the price of futures contracts may not correlate perfectly with movements in the securities or index underlying the futures contract due to certain market distortions. First, all participants in the futures contract market are subject to margin depository and maintenance requirements. Rather than meet additional margin depository requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the futures contract market and the securities or index underlying the futures contract. Second, from the point of view of speculators, the deposit requirements in the futures contract market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures contract markets may cause temporary price distortions. Due to the possibility of price distortion in the futures contract markets and because of the imperfect correlation between movements in futures contracts and movements in the securities underlying them, a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction.

     There is also the risk that futures contract markets may not be sufficiently liquid. Futures contracts may be closed out only on an exchange or board of trade that provides a market for such futures contracts. Although the Fund intends to purchase or sell futures contracts only on exchanges and boards of trade where there appears to be an active secondary market, there can be no assurance that an active secondary market will exist for any particular contract or at any particular time. In the event of such illiquidity, it might not be possible to close a futures contract position and, in the event of adverse price movement, the Fund would continue to be required to make daily payments of variation margin. Since the securities being hedged would not be sold until the related futures contract is sold, an increase, if any, in the price of the securities may to some extent offset losses on the related futures contract. In such event, the Fund would lose the benefit of the appreciation in value of the securities.

     Successful use of futures contracts is also subject to the Adviser's ability to correctly predict the direction of movements in the market. For example, if the Fund hedges against a decline in the market, and market prices instead advance, the Fund will lose part or all of the benefit of the increase in value of its securities holdings because it will have offsetting losses in futures contracts. In such cases, if the Fund has insufficient cash, it may have to sell portfolio securities at a time when it is disadvantageous to do so to meet the daily variation margin.

     Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most U.S. futures contract exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices would move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures contract positions and subjecting some futures contract traders to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

     The Fund will not enter into futures contracts or options transactions (except for closing transactions) other than for bona fide hedging purposes if, immediately thereafter, the sum of its initial margin and premiums on open futures contracts and options exceed 5% of the fair market value of the Fund's assets; however, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. To prevent leverage in connection with the purchase of futures contracts by the Fund, the Fund will segregate cash and/or liquid securities in an amount at least equal to the market value of the obligation under the futures contracts (less any related margin deposits).

OPTIONS ON FUTURES CONTRACTS

     The Fund could also purchase and write options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option period. As a writer of an option on a futures contract, the Fund would be subject to initial margin and maintenance requirements similar to those applicable to futures contracts. In addition, net option premiums received by the Fund are required to be included as initial margin deposits. When an option on a futures contract is exercised, delivery of the futures contracts position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The Fund could purchase put options on futures contracts in lieu of, and for the same purposes as, the sale of a futures contract; at the same time, it could write put options at a lower strike price (a "put bear spread") to offset part of the cost of the strategy to the Fund. The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contracts.

     Risks of Transactions in Options on Futures Contracts. In addition to the risks described above which apply to all options transactions, there are several special risks relating to options on futures contracts. The Adviser will not purchase options on futures contracts on any exchange unless in the Adviser's opinion, a liquid secondary exchange market for such options exists. Compared to the use of futures contracts, the purchase of options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances, such as when there is no movement in the price of the underlying security or index, when the use of an option on a futures contract would result in a loss to the Fund when the use of a futures contract would not.

ADDITIONAL RISKS OF OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Option positions of all investment companies advised by the Adviser are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, futures contracts or options on futures contracts, the Fund could experience delays or losses in liquidating open positions purchased or incur a loss of all or part of its margin deposits. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Adviser.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

     Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash and/or liquid securities to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered (or securities convertible into the needed securities without additional consideration), or, subject to any regulatory restrictions, the Fund must segregate cash and/or liquid securities in an amount at least equal to the current amount of the obligation. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate. In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and/or liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Strategic Transactions may be covered by other means when consistent with applicable regulatory policies.

                            INVESTMENT RESTRICTIONS


     The Fund has adopted the following fundamental investment restrictions which may not be changed without shareholder approval by the vote of a majority of its outstanding voting securities, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund's voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitations on illiquid securities and borrowings, the percentage limitations apply at the time of purchase and on an ongoing basis. These restrictions provide that the Fund shall not:


      1. Invest in a manner inconsistent with its classification as a "diversified company" as provided by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

      2. Issue senior securities nor borrow money, except the Fund may issue senior securities or borrow money to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

      3. Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

      4. Invest in any security if, as a result, 25% or more of the value of the Fund's total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except (a) excluding securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or securities of state and municipal governments or their political subdivisions, (b) when the Fund has taken a temporary defensive position, or (c) as otherwise provided by (i) the 1940 Act, as amended from time to time,
         (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

      5. Purchase or sell real estate except that the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (f) as otherwise permitted by (i) the 1940 Act, as amended from time to time,
         (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

      6. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

      7. Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities,
         (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.


     The latter part of certain of the Fund's fundamental investment restrictions (i.e., the references to "as may otherwise be permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or
(iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time") provide the Fund with flexibility to change its limitations in connection with changes in applicable law, rules, regulations or exemptive relief. The language used in these restrictions provides the necessary flexibility to allow the Fund's Board to respond efficiently to these kinds of developments without the delay and expense of a shareholder meeting.


NON-FUNDAMENTAL POLICIES

     The Fund has adopted the following operating policies which may be amended by its Board of Trustees. The Fund shall not:


      1. Invest in other investment companies in reliance on section 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the 1940 Act.



      2. Borrow money except for temporary purposes and then in an amount not in excess of 5% of the value of the total assets of the Fund at the time the borrowing is made.

                             TRUSTEES AND OFFICERS



     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.



                              INDEPENDENT TRUSTEES



                                                                                          NUMBER OF
                                               TERM OF                                     FUNDS IN
                                              OFFICE AND                                     FUND
                                 POSITION(S)  LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)          OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS             BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (62)               Trustee          +       Chairman and Chief Executive        72       Trustee/Director/
Blistex Inc.                                              Officer of Blistex Inc., a                   Managing General
1800 Swift Drive                                          consumer health care products                Partner of funds in
Oak Brook, IL 60523                                       manufacturer.                                the Fund Complex.
                                                                                                       Director of the
                                                                                                       Heartland Alliance, a
                                                                                                       nonprofit
                                                                                                       organization serving
                                                                                                       human needs based in
                                                                                                       Chicago. Board member
                                                                                                       of the Illinois
                                                                                                       Manufacturers'
                                                                                                       Association.

Jerry D. Choate (68)             Trustee          +       Prior to January 1999,              72       Trustee/Director/
33971 Selva Road                                          Chairman and Chief Executive                 Managing General
Suite 130                                                 Officer of the Allstate                      Partner of funds in
Dana Point, CA 92629                                      Corporation ("Allstate") and                 the Fund Complex.
                                                          Allstate Insurance Company.                  Director of H&R
                                                          Prior to January 1995,                       Block, Amgen Inc., a
                                                          President and Chief Executive                biotechnological
                                                          Officer of Allstate. Prior to                company, and Valero
                                                          August 1994, various                         Energy Corporation,
                                                          management positions at                      an independent
                                                          Allstate.                                    refining company.


                                                                                          NUMBER OF
                                               TERM OF                                     FUNDS IN
                                              OFFICE AND                                     FUND
                                 POSITION(S)  LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)          OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS             BY TRUSTEE   HELD BY TRUSTEE
Rod Dammeyer (66)                Trustee          +       President of CAC, L.L.C., a         72       Trustee/Director/
CAC, L.L.C.                                               private company offering                     Managing General
4350 LaJolla Village Drive                                capital investment and                       Partner of funds in
Suite 980                                                 management advisory services.                the Fund Complex.
San Diego, CA 92122-6223                                                                               Director of Quidel
                                                                                                       Corporation,
                                                                                                       Stericycle, Inc., and
                                                                                                       Ventana Medical
                                                                                                       Systems, Inc. and
                                                                                                       Trustee of The
                                                                                                       Scripps Research
                                                                                                       Institute. Prior to
                                                                                                       April 2007, Director
                                                                                                       of GATX Corporation.
                                                                                                       Prior to April 2004,
                                                                                                       Director of
                                                                                                       TheraSense, Inc.
                                                                                                       Prior to January
                                                                                                       2004, Director of
                                                                                                       TeleTech Holdings
                                                                                                       Inc. and Arris Group,
                                                                                                       Inc.

Linda Hutton Heagy++ (59)        Trustee          +       Managing Partner of Heidrick &      72       Trustee/Director/
Heidrick & Struggles                                      Struggles, an international                  Managing General
233 South Wacker Drive                                    executive search firm. Prior                 Partner of funds in
Suite 7000                                                to 1997, Partner of Ray &                    the Fund Complex.
Chicago, IL 60606                                         Berndtson, Inc., an executive                Trustee on the
                                                          recruiting firm. Prior to                    University of Chicago
                                                          1995, Executive Vice President               Hospitals Board, Vice
                                                          of ABN AMRO, N.A., a bank                    Chair of the Board of
                                                          holding company. Prior to                    the YMCA of
                                                          1990, Executive Vice President               Metropolitan Chicago
                                                          of The Exchange National Bank.               and a member of the
                                                                                                       Women's Board of the
                                                                                                       University of
                                                                                                       Chicago.

R. Craig Kennedy (55)            Trustee          +       Director and President of the       72       Trustee/Director/
1744 R Street, NW                                         German Marshall Fund of the                  Managing General
Washington, DC 20009                                      United States, an independent                Partner of funds in
                                                          U.S. foundation created to                   the Fund Complex.
                                                          deepen understanding, promote
                                                          collaboration and stimulate
                                                          exchanges of practical
                                                          experience between Americans
                                                          and Europeans. Formerly,
                                                          advisor to the Dennis Trading
                                                          Group Inc., a managed futures
                                                          and option company that
                                                          invests money for individuals
                                                          and institutions. Prior to
                                                          1992, President and Chief
                                                          Executive Officer, Director
                                                          and member of the Investment
                                                          Committee of the Joyce
                                                          Foundation, a private
                                                          foundation.

                                                                                          NUMBER OF
                                               TERM OF                                     FUNDS IN
                                              OFFICE AND                                     FUND
                                 POSITION(S)  LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)          OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS             BY TRUSTEE   HELD BY TRUSTEE

Howard J Kerr (71)               Trustee          +       Prior to 1998, President and        72       Trustee/Director/
14 Huron Trace                                            Chief Executive Officer of                   Managing General
Galena, IL 61036                                          Pocklington Corporation, Inc.,               Partner of funds in
                                                          an investment holding company.               the Fund Complex.
                                                                                                       Director of the Lake
                                                                                                       Forest Bank & Trust.
                                                                                                       Director of the
                                                                                                       Marrow Foundation.

Jack E. Nelson (71)              Trustee          +       President of Nelson Investment      72       Trustee/Director/
423 Country Club Drive                                    Planning Services, Inc., a                   Managing General
Winter Park, FL 32789                                     financial planning company and               Partner of funds in
                                                          registered investment adviser                the Fund Complex.
                                                          in the State of Florida.
                                                          President of Nelson Ivest
                                                          Brokerage Services Inc., a
                                                          member of the NASD, Securities
                                                          Investors Protection Corp. and
                                                          the Municipal Securities
                                                          Rulemaking Board. President of
                                                          Nelson Sales and Services
                                                          Corporation, a marketing and
                                                          services company to support
                                                          affiliated companies.

Hugo F. Sonnenschein (66)        Trustee          +       President Emeritus and              72       Trustee/Director/
1126 E. 59th Street                                       Honorary Trustee of the                      Managing General
Chicago, IL 60637                                         University of Chicago and the                Partner of funds in
                                                          Adam Smith Distinguished                     the Fund Complex.
                                                          Service Professor in the                     Trustee of the
                                                          Department of Economics at the               University of
                                                          University of Chicago. Prior                 Rochester and a
                                                          to July 2000, President of the               member of its
                                                          University of Chicago.                       investment committee.
                                                                                                       Member of the
                                                                                                       National Academy of
                                                                                                       Sciences, the
                                                                                                       American
                                                                                                       Philosophical Society
                                                                                                       and a fellow of the
                                                                                                       American Academy of
                                                                                                       Arts and Sciences.

                                                                                          NUMBER OF
                                               TERM OF                                     FUNDS IN
                                              OFFICE AND                                     FUND
                                 POSITION(S)  LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)          OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS             BY TRUSTEE   HELD BY TRUSTEE

Suzanne H. Woolsey, Ph.D. (65)   Trustee          +       Chief Communications Officer        72       Trustee/Director/
815 Cumberstone Road                                      of the National Academy of                   Managing General
Harwood, MD 20776                                         Sciences/National Research                   Partner of funds in
                                                          Council, an independent,                     the Fund Complex.
                                                          federally chartered policy                   Director of Fluor
                                                          institution, from 2001 to                    Corp., an
                                                          November 2003 and Chief                      engineering,
                                                          Operating Officer from 1993 to               procurement and
                                                          2001. Prior to 1993, Executive               construction
                                                          Director of the Commission on                organization, since
                                                          Behavioral and Social Sciences               January 2004.
                                                          and Education at the National                Director of
                                                          Academy of Sciences/National                 Intelligent Medical
                                                          Research Council. From 1980                  Devices, Inc., a
                                                          through 1989, Partner of                     symptom based
                                                          Coopers & Lybrand.                           diagnostic tool for
                                                                                                       physicians and
                                                                                                       clinical labs.
                                                                                                       Director of the
                                                                                                       Institute for Defense
                                                                                                       Analyses, a federally
                                                                                                       funded research and
                                                                                                       development center,
                                                                                                       Director of the
                                                                                                       German Marshall Fund
                                                                                                       of the United States,
                                                                                                       Director of the Rocky
                                                                                                       Mountain Institute
                                                                                                       and Trustee of
                                                                                                       California Institute
                                                                                                       of Technology and the
                                                                                                       Colorado College.



                              INTERESTED TRUSTEE*



                                                                                          NUMBER OF
                                            TERM OF                                        FUNDS IN
                                           OFFICE AND                                        FUND
                              POSITION(S)  LENGTH OF                                       COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)             OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS                BY TRUSTEE   HELD BY TRUSTEE
Wayne W. Whalen* (67)         Trustee          +       Partner in the law firm of             72       Trustee/Director/
333 West Wacker Drive                                  Skadden, Arps, Slate, Meagher &                 Managing General
Chicago, IL 60606                                      Flom LLP, legal counsel to funds                Partner of funds in
                                                       in the Fund Complex.                            the Fund Complex.
                                                                                                       Director of the
                                                                                                       Abraham Lincoln
                                                                                                       Presidential Library
                                                                                                       Foundation.


------------------------------------


 + See Table D below.



++ As indicated above, Ms. Heagy is an employee of Heidrick and Struggles, an international executive search firm ("Heidrick"). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been unrelated to Van Kampen's or Morgan Stanley's asset management businesses and have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley. Ms. Heagy does own common shares of Heidrick (representing less than 1% of Heidrick's outstanding common shares).



 * Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

                                    OFFICERS



                                                     TERM OF
                                                    OFFICE AND
                                   POSITION(S)      LENGTH OF
NAME, AGE AND                       HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND           SERVED    DURING PAST 5 YEARS

Ronald E. Robison (68)          President and          +++      President of funds in the Fund Complex since September 2005
522 Fifth Avenue                Principal                       and Principal Executive Officer of funds in the Fund Complex
New York, NY 10036              Executive                       since May 2003. Managing Director of Van Kampen Advisors
                                Officer                         Inc. since June 2003. Director of Investor Services since
                                                                September 2002. Director of the Adviser, Van Kampen
                                                                Investments and Van Kampen Exchange Corp. since January
                                                                2005. Managing Director of Morgan Stanley and Morgan Stanley
                                                                & Co. Incorporated. Managing Director and Director of Morgan
                                                                Stanley Investment Management Inc. Chief Administrative
                                                                Officer, Managing Director and Director of Morgan Stanley
                                                                Investment Advisors Inc. and Morgan Stanley Services Company
                                                                Inc. Managing Director and Director of Morgan Stanley
                                                                Distributors Inc. and Morgan Stanley Distribution Inc. Chief
                                                                Executive Officer and Director of Morgan Stanley Trust.
                                                                Executive Vice President and Principal Executive Officer of
                                                                the Institutional and Retail Morgan Stanley Funds. Director
                                                                of Morgan Stanley SICAV. Previously, Chief Global Operations
                                                                Officer of Morgan Stanley Investment Management Inc. and
                                                                Executive Vice President of funds in the Fund Complex from
                                                                May 2003 to September 2005.

Dennis Shea (54)                Vice President         +++      Managing Director of Morgan Stanley Investment Advisors
522 Fifth Avenue                                                Inc., Morgan Stanley Investment Management Inc., the Adviser
New York, NY 10036                                              and Van Kampen Advisors Inc. Chief Investment
                                                                Officer--Global Equity of the same entities since February
                                                                2006. Vice President of Morgan Stanley Institutional and
                                                                Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006. Previously, Managing
                                                                Director and Director of Global Equity Research at Morgan
                                                                Stanley from April 2000 to February 2006.

J. David Germany (52)           Vice President         +++      Managing Director of Morgan Stanley Investment Advisors
20 Bank Street,                                                 Inc., Morgan Stanley Investment Management Inc., the Adviser
Canary Wharf                                                    and Van Kampen Advisors Inc. Chief Investment
London, GBR E14 4AD                                             Officer--Global Fixed Income of the same entities since
                                                                December 2005. Managing Director and Director of Morgan
                                                                Stanley Investment Management Ltd. Director of Morgan
                                                                Stanley Investment Management (ACD) Limited since December
                                                                2003. Vice President of Morgan Stanley Institutional and
                                                                Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006.

Amy R. Doberman (45)            Vice President         +++      Managing Director and General Counsel--U.S. Investment
522 Fifth Avenue                                                Management; Managing Director of Morgan Stanley Investment
New York, NY 10036                                              Management Inc., Morgan Stanley Investment Advisors Inc. and
                                                                the Adviser. Vice President of the Morgan Stanley
                                                                Institutional and Retail Funds since July 2004 and Vice
                                                                President of funds in the Fund Complex since August 2004.
                                                                Previously, Managing Director and General Counsel of
                                                                Americas, UBS Global Asset Management from July 2000 to July
                                                                2004 and General Counsel of Aeltus Investment Management,
                                                                Inc. from January 1997 to July 2000.

Stefanie V. Chang (40)          Vice President         +++      Executive Director of Morgan Stanley Investment Management
522 Fifth Avenue                and Secretary                   Inc. Vice President and Secretary of funds in the Fund
New York, NY 10036                                              Complex.

John L. Sullivan (51)           Chief Compliance       +++      Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza - Suite 100    Officer                         August 2004. Prior to August 2004, Director and Managing
P.O. Box 5555                                                   Director of Van Kampen Investments, the Adviser, Van Kampen
Oakbrook Terrace, IL 60181                                      Advisors Inc. and certain other subsidiaries of Van Kampen
                                                                Investments, Vice President, Chief Financial Officer and
                                                                Treasurer of funds in the Fund Complex and head of Fund
                                                                Accounting for Morgan Stanley Investment Management Inc.
                                                                Prior to December 2002, Executive Director of Van Kampen
                                                                Investments, the Adviser and Van Kampen Advisors Inc.

                                                     TERM OF
                                                    OFFICE AND
                                   POSITION(S)      LENGTH OF
NAME, AGE AND                       HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND           SERVED    DURING PAST 5 YEARS

Stuart N. Schuldt (45)          Chief Financial        +++      Executive Director of Morgan Stanley Investment Management
1 Parkview Plaza - Suite 100    Officer and                     Inc. since June 2007. Chief Financial Officer and Treasurer
P.O. Box 5555                   Treasurer                       of funds in the Fund Complex since June 2007. Prior to June
Oakbrook Terrace, IL 60181                                      2007, Senior Vice President of Northern Trust Company,
                                                                Treasurer and Principal Financial Officer of Northern Trust
                                                                U.S. mutual fund complex.


------------------------------------


+++ See Table E below.


COMPENSATION

     Each trustee/director/managing general partner (hereinafter referred to in this section as "trustee") who is not an affiliated person (as defined in the 1940 Act) of Van Kampen Investments, the Adviser or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to funds in the Fund Complex. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a deferred compensation plan to its Non-Affiliated Trustees that allows such trustees to defer receipt of their compensation until retirement and earn a return on such deferred amounts. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund. Deferring compensation has the same economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met. Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from the Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit per year for each of the 10 years following such retirement from the Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from the Fund.

     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE


                                                                Fund Complex
                                                ---------------------------------------------
                                                                 Aggregate
                                                 Aggregate       Estimated
                                                Pension or        Maximum           Total
                                                Retirement        Annual        Compensation
                                 Aggregate       Benefits      Benefits from       before
                                Compensation    Accrued as       the Fund       Deferral from
                                  from the        Part of      Complex Upon         Fund
             Name                 Trust(1)      Expenses(2)    Retirement(3)     Complex(4)
             ----               ------------    -----------    -------------    -------------
INDEPENDENT TRUSTEES
David C. Arch                     $17,577        $ 35,373        $105,000         $259,418
Jerry D. Choate                    17,602          80,600         105,000          254,394
Rod Dammeyer                       17,577          64,051         105,000          259,418
Linda Hutton Heagy                 17,602          25,769         105,000          254,394
R. Craig Kennedy                   17,602          18,372         105,000          254,394
Howard J Kerr                      17,577         140,735         143,750          259,418
Jack E. Nelson                     15,770          92,953         105,000          238,523
Hugo F. Sonnenschein               17,577          64,671         105,000          259,418
Suzanne H. Woolsey                 17,602          57,060         105,000          254,394
INTERESTED TRUSTEE
Wayne W. Whalen                    15,577          67,997         105,000          259,418


------------------------------------


(1) The amounts shown in this column represent the aggregate compensation before deferral from all operating series of the Trust during the fiscal year ended March 31, 2007. The details of aggregate compensation before deferral for each operating series of the Trust during the fiscal year ended March 31, 2007 are shown in Table A below. The details of compensation deferred for each operating series of the Trust during the fiscal year ended March 31, 2007 are shown in Table B below. The details of cumulative deferred compensation (including interest) for each operating series of the Trust as of March 31, 2007 are shown in Table C below. The deferred compensation plan is described above the Compensation Table.


(2) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating funds in the Fund Complex for each of the trustees for the funds' respective fiscal years ended in 2006. The retirement plan is described above the Compensation Table.

(3) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex as of the date of this Statement of Additional Information for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The retirement plan is described above the Compensation Table. Each trustee has served as a member of the Board of Trustees since the year set forth in Table D below.

(4) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2006 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

                                    TABLE A

                  FISCAL YEAR 2007 AGGREGATE COMPENSATION FROM

                           THE TRUST AND EACH SERIES


                                                             INDEPENDENT TRUSTEES
                           FISCAL    ---------------------------------------------------------------------
        FUND NAME         YEAR-END    ARCH     CHOATE    DAMMEYER    HEAGY    KENNEDY     KERR     NELSON
        ---------         --------    ----     ------    --------    -----    -------     ----     ------
Aggressive Growth Fund...   3/31     $ 3,084   $ 3,087   $ 3,084    $ 3,087   $ 3,087    $ 3,084   $ 2,858
Asset Allocation
 Conservative Fund.......   3/31         469       469       469        469       469        469       469
Asset Allocation Growth
 Fund....................   3/31         471       471       471        471       471        471       471
Asset Allocation Moderate
 Fund....................   3/31         471       471       471        471       471        471       471
Core Equity Fund*........   3/31           0         0         0          0         0          0         0
Disciplined Small Cap
 Value Fund..............   3/31           0         0         0          0         0          0         0
Leaders Fund.............   3/31       1,570     1,572     1,570      1,572     1,572      1,570     1,343
Mid Cap Growth Fund......   3/31       2,938     2,942     2,938      2,942     2,942      2,938     2,713
Select Growth Fund.......   3/31       1,528     1,531     1,528      1,531     1,531      1,528     1,302
Small Cap Growth Fund....   3/31       1,814     1,817     1,814      1,817     1,817      1,814     1,588
Small Cap Value Fund.....   3/31       1,867     1,870     1,867      1,870     1,870      1,867     1,641
Small Company Growth
 Fund*...................   3/31           0         0         0          0         0          0         0
Utility Fund.............   3/31       1,577     1,581     1,577      1,581     1,581      1,577     1,352
Value Opportunities
 Fund....................   3/31       1,788     1,791     1,788      1,791     1,791      1,788     1,562
                                     -------   -------   --------   -------   --------   -------   -------
 Equity Trust Total......            $17,577   $17,602   $17,577    $17,602   $17,602    $17,577   $15,770

                                                     INTERESTED
                            INDEPENDENT TRUSTEES      TRUSTEE
                           -----------------------   ----------
        FUND NAME          SONNENSCHEIN   WOOLSEY      WHALEN
        ---------          ------------   -------      ------
Aggressive Growth Fund...    $ 3,084      $ 3,087     $ 3,084
Asset Allocation
 Conservative Fund.......        469          469         469
Asset Allocation Growth
 Fund....................        471          471         471
Asset Allocation Moderate
 Fund....................        471          471         471
Core Equity Fund*........          0            0           0
Disciplined Small Cap
 Value Fund..............          0            0           0
Leaders Fund.............      1,570        1,572       1,570
Mid Cap Growth Fund......      2,938        2,942       2,938
Select Growth Fund.......      1,528        1,531       1,528
Small Cap Growth Fund....      1,814        1,817       1,814
Small Cap Value Fund.....      1,867        1,870       1,867
Small Company Growth
 Fund*...................          0            0           0
Utility Fund.............      1,577        1,581       1,577
Value Opportunities
 Fund....................      1,788        1,791       1,788
                           ------------   --------   ----------
 Equity Trust Total......    $17,577      $17,602     $17,577


------------------------------------


* Had not commenced investment operations as of March 31, 2007.


                                    TABLE B

             FISCAL YEAR 2007 AGGREGATE COMPENSATION DEFERRED FROM

                           THE TRUST AND EACH SERIES


                                                                                                                  INTERESTED
                                                                     INDEPENDENT TRUSTEES                          TRUSTEE
                                      FISCAL    ---------------------------------------------------------------   ----------
             FUND NAME               YEAR-END   CHOATE    DAMMEYER    HEAGY    KENNEDY   NELSON    SONNENSCHEIN     WHALEN
             ---------               --------   ------    --------    -----    -------   ------    ------------     ------
Aggressive Growth Fund.............    3/31     $ 3,087   $ 3,084    $ 3,087   $1,544    $ 2,858     $ 3,084       $ 3,084
Asset Allocation Conservative
 Fund..............................    3/31         469       469        469      235        469         469           469
Asset Allocation Growth Fund.......    3/31         471       471        471      236        471         471           471
Asset Allocation Moderate Fund.....    3/31         471       471        471      236        471         471           471
Core Equity Fund*..................    3/31           0         0          0        0          0           0             0
Disciplined Small Cap Value Fund...    3/31           0         0          0        0          0           0             0
Leaders Fund.......................    3/31       1,572     1,570      1,572      786      1,343       1,570         1,570
Mid Cap Growth Fund................    3/31       2,942     2,938      2,942    1,471      2,713       2,938         2,938
Select Growth Fund.................    3/31       1,531     1,528      1,531      766      1,302       1,528         1,528
Small Cap Growth Fund..............    3/31       1,817     1,814      1,817      909      1,588       1,814         1,814
Small Cap Value Fund...............    3/31       1,870     1,867      1,870      935      1,641       1,867         1,867
Small Company Growth Fund*.........    3/31           0         0          0        0          0           0             0
Utility Fund.......................    3/31       1,581     1,577      1,581      791      1,352       1,577         1,577
Value Opportunities Fund...........    3/31       1,791     1,788      1,791      896      1,562       1,788         1,788
                                                -------   --------   -------   -------   -------   ------------   ----------
 Equity Trust Total................             $17,602   $17,577    $17,602   $8,805    $15,770     $17,577       $17,577


------------------------------------


* Had not commenced investment operations as of March 31, 2007.

                                    TABLE C
                        CUMULATIVE COMPENSATION DEFERRED
                 (PLUS INTEREST) FROM THE TRUST AND EACH SERIES


                                                                   CURRENT
                                                            INDEPENDENT TRUSTEES
                           FISCAL    -------------------------------------------------------------------
        FUND NAME         YEAR-END    CHOATE    DAMMEYER    HEAGY     KENNEDY     NELSON    SONNENSCHEIN
        ---------         --------    ------    --------    -----     -------     ------    ------------
Aggressive Growth Fund...   3/31     $ 24,128   $ 9,767    $ 28,830   $12,403    $ 38,744      $11,302
Asset Allocation
 Conservative Fund.......   3/31          477       474         480       242         475          482
Asset Allocation Growth
 Fund....................   3/31          479       476         482       243         477          484
Asset Allocation Moderate
 Fund....................   3/31          479       476         482       243         477          484
Core Equity Fund*........   3/31            0         0           0         0           0            0
Disciplined Small Cap
 Value Fund..............   3/31            0         0           0         0           0            0
Leaders Fund.............   3/31        1,684     1,669       1,722       866       1,428        1,728
Mid Cap Growth Fund......   3/31       21,907     8,822      24,729    11,616      34,144       10,479
Select Growth Fund.......   3/31       12,766     5,641      12,711     3,723      12,654        6,667
Small Cap Growth Fund....   3/31       10,201     5,602      10,323     2,611      10,216        6,565
Small Cap Value Fund.....   3/31       12,903     6,154      12,505     3,677      12,678        7,214
Small Company Growth
 Fund*...................   3/31            0         0           0         0           0            0
Utility Fund.............   3/31       12,626     5,473      18,504    22,891      48,242        6,452
Value Opportunities
 Fund....................   3/31        9,313     5,588       9,501     2,014       9,370        6,549
                                     --------   -------    --------   -------    --------      -------
 Equity Trust Total......            $106,963   $50,142    $120,269   $60,529    $168,905      $58,406

                                                           CURRENT
                                     FORMER               INTERESTED
                              INDEPENDENT TRUSTEES         TRUSTEE
                           ---------------------------   ------------
        FUND NAME          BRANAGAN    REES     SISTO       WHALEN
        ---------          --------    ----     -----       ------
Aggressive Growth Fund...  $11,949    $    0   $ 3,945     $ 33,902
Asset Allocation
 Conservative Fund.......        0         0         0          477
Asset Allocation Growth
 Fund....................        0         0         0          479
Asset Allocation Moderate
 Fund....................        0         0         0          479
Core Equity Fund*........        0         0         0            0
Disciplined Small Cap
 Value Fund..............        0         0         0            0
Leaders Fund.............        0         0         0        1,689
Mid Cap Growth Fund......    9,648       226     3,173       29,798
Select Growth Fund.......    2,628         0       222       13,084
Small Cap Growth Fund....    1,474         0         0       10,630
Small Cap Value Fund.....    2,582         0       530       13,012
Small Company Growth
 Fund*...................        0         0         0            0
Utility Fund.............    7,996     1,979     4,199       30,239
Value Opportunities
 Fund....................    1,057         0         0        9,787
                           -------    ------   -------     --------
 Equity Trust Total......  $37,334    $2,205   $12,069     $143,576


------------------------------------


* Had not commenced investment operations as of March 31, 2007.


                                    TABLE D
          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST


                                                                                                                       INTERESTED
                                                                INDEPENDENT TRUSTEES                                    TRUSTEE
                                 -----------------------------------------------------------------------------------   ----------
FUND NAME                        ARCH   CHOATE   DAMMEYER   HEAGY   KENNEDY   KERR   NELSON   SONNENSCHEIN   WOOLSEY     WHALEN
---------                        ----   ------   --------   -----   -------   ----   ------   ------------   -------     ------
Aggressive Growth Fund.........  2003    1999      2003     1996     1996     2003    1996        2003        1999        1996
Asset Allocation Conservative
 Fund..........................  2006    2006      2006     2006     2006     2006    2006        2006        2006        2006
Asset Allocation Growth Fund...  2006    2006      2006     2006     2006     2006    2006        2006        2006        2006
Asset Allocation Moderate
 Fund..........................  2006    2006      2006     2006     2006     2006    2006        2006        2006        2006
Core Equity Fund*..............  2007    2007      2007     2007     2007     2007    2007        2007        2007        2007
Disciplined Small Cap Value
 Fund..........................  2006    2006      2006     2006     2006     2006    2006        2006        2006        2006
Leaders Fund...................  2005    2005      2005     2005     2005     2005    2005        2005        2005        2005
Mid Cap Growth Fund............  2003    1999      2003     1995     1995     2003    1995        2003        1999        1995
Select Growth Fund.............  2003    2000      2003     2000     2000     2003    2000        2003        2000        2000
Small Cap Growth Fund..........  2003    2000      2003     2000     2000     2003    2000        2003        2000        2000
Small Cap Value Fund...........  2003    1999      2003     1999     1999     2003    1999        2003        1999        1999
Small Company Growth Fund*.....  2003    2000      2003     2000     2000     2003    2000        2003        2000        2000
Utility Fund...................  2003    1999      2003     1995     1993     2003    1993        2003        1999        1993
Value Opportunities Fund.......  2003    2001      2003     2001     2001     2003    2001        2003        2001        2001


------------------------------------


* Had not commenced investment operations as of March 31, 2007.

                                    TABLE E

          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST


                                                                           OFFICERS
                                               ----------------------------------------------------------------
FUND NAME                                      CHANG   DOBERMAN   GERMANY   ROBISON   SCHULDT   SHEA   SULLIVAN
---------                                      -----   --------   -------   -------   -------   ----   --------
Aggressive Growth Fund.......................  2003      2004      2006      2003      2007     2006     1996
Asset Allocation Conservative Fund...........  2006      2006      2006      2006      2007     2006     2006
Asset Allocation Growth Fund.................  2006      2006      2006      2006      2007     2006     2006
Asset Allocation Moderate Fund...............  2006      2006      2006      2006      2007     2006     2006
Core Equity Fund*............................  2007      2007      2007      2007      2007     2007     2007
Disciplined Small Cap Value Fund.............  2006      2006      2006      2006      2007     2006     2006
Leaders Fund.................................  2005      2005      2006      2006      2007     2006     2005
Mid Cap Growth Fund..........................  2003      2004      2006      2003      2007     2006     1996
Select Growth Fund...........................  2003      2004      2006      2003      2007     2006     2000
Small Cap Growth Fund........................  2003      2004      2006      2003      2007     2006     2000
Small Cap Value Fund.........................  2003      2004      2006      2003      2007     2006     1999
Small Company Growth Fund*...................  2003      2004      2006      2003      2007     2006     2000
Utility Fund.................................  2003      2004      2006      2003      2007     2006     1996
Value Opportunities Fund.....................  2003      2004      2006      2003      2007     2006     2001


------------------------------------


* Had not commenced investment operations as of March 31, 2007.


BOARD COMMITTEES

     The Board of Trustees has three standing committees (an audit committee, a brokerage and services committee and a governance committee). Each committee is comprised solely of "Independent Trustees", which is defined for purposes herein as trustees who: (1) are not "interested persons" of the Fund as defined by the 1940 Act and (2) are "independent" of the Fund as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards.


     The Board's audit committee consists of Jerry D. Choate, Rod Dammeyer and
R. Craig Kennedy. In addition to being Independent Trustees as defined above, each of these trustees also meets the additional independence requirements for audit committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The audit committee makes recommendations to the Board of Trustees concerning the selection of the Fund's independent registered public accounting firm, reviews with such independent registered public accounting firm the scope and results of the Fund's annual audit and considers any comments which the independent registered public accounting firm may have regarding the Fund's financial statements, accounting records or internal controls. The Board of Trustees has adopted a formal written charter for the audit committee which sets forth the audit committee's responsibilities. The audit committee has reviewed and discussed the financial statements of the Fund with management as well as with the independent registered public accounting firm of the Fund, and discussed with the independent registered public accounting firm the matters required to be discussed under the Statement of Auditing Standards No. 61. The audit committee has received the written disclosures and the letter from the independent registered public accounting firm required under Independence Standards Board Standard No. 1 and has discussed with the independent registered public accounting firm its independence. Based on this review, the audit committee recommended to the Board of

Trustees of the Fund that the Fund's audited financial statements be included in the Fund's annual report to shareholders for the most recent fiscal year for filing with the SEC.


     The Board's brokerage and services committee consists of Linda Hutton Heagy, Hugo F. Sonnenschein and Suzanne H. Woolsey. The brokerage and services committee reviews the Fund's allocation of brokerage transactions and soft-dollar practices and reviews the transfer agency and shareholder servicing arrangements with Investor Services.

     The Board's governance committee consists of David C. Arch, Howard J Kerr and Jack E. Nelson. In addition to being Independent Trustees as defined above, each of these trustees also meets the additional independence requirements for nominating committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The governance committee identifies individuals qualified to serve as Independent Trustees on the Board and on committees of the Board, advises the Board with respect to Board composition, procedures and committees, develops and recommends to the Board a set of corporate governance principles applicable to the Fund, monitors corporate governance matters and makes recommendations to the Board, and acts as the administrative committee with respect to Board policies and procedures, committee policies and procedures and codes of ethics. The Independent Trustees of the Fund select and nominate any other nominee Independent Trustees for the Fund. While the Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board of Trustees as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below.

SHAREHOLDER COMMUNICATIONS

     Shareholders may send communications to the Board of Trustees. Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for such trustee above. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

SHARE OWNERSHIP


     Excluding deferred compensation balances as described in the Compensation Table, as of December 31, 2006, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of the Trust beneficially owned equity securities of each series of the Trust and all of the funds in the Fund Complex overseen by the trustee in the dollar range amounts specified below.


                2006 TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES


INDEPENDENT TRUSTEES

                                                                              TRUSTEES
DOLLAR RANGE OF EQUITY SECURITIES        ----------------------------------------------------------------------------------
IN EACH SERIES OF THE TRUST                  ARCH         CHOATE      DAMMEYER       HEAGY         KENNEDY         KERR
---------------------------------            ----         ------      --------       -----         -------         ----
Aggressive Growth Fund.................      none         none         none           none           $1-           none
                                                                                                   $10,000
Asset Allocation Conservative Fund.....      none         none         none           none           none          none
Asset Allocation Growth Fund...........      none         none         none           none           none          none
Asset Allocation Moderate Fund.........      none         none         none           none           none          none
Core Equity Fund*......................      none         none         none           none           none          none
Disciplined Small Cap Value Fund*......      none         none         none           none           none          none
Leaders Fund...........................      none         none         none           none           $1-           none
                                                                                                   $10,000
Mid Cap Growth Fund....................      none         none         none           none           $1-           none
                                                                                                   $10,000
Select Growth Fund.....................      none         none         none           none           $1-           none
                                                                                                   $10,000
Small Cap Growth Fund..................      none         none         none           none         $50,001-        none
                                                                                                   $100,000
Small Cap Value Fund...................      none         none         none           none         $10,001-        none
                                                                                                   $50,000
Small Company Growth Fund*.............      none         none         none           none           none          none
Utility Fund...........................      none         none         none           none           none          none
Value Opportunities Fund...............    $10,001-       none         none           none         $50,001-        none
                                           $50,000                                                 $100,000
AGGREGATE DOLLAR RANGE OF EQUITY
 SECURITIES IN ALL REGISTERED
 INVESTMENT COMPANIES OVERSEEN BY
 TRUSTEE IN THE FUND COMPLEX...........      over       $10,001-       over         $50,001-         over           $1-
                                           $100,000      $50,000     $100,000       $100,000       $100,000       $10,000

                                                         TRUSTEES
DOLLAR RANGE OF EQUITY SECURITIES        ----------------------------------------
IN EACH SERIES OF THE TRUST                NELSON     SONNENSCHEIN     WOOLSEY
---------------------------------          ------     ------------     -------
Aggressive Growth Fund.................    none          none            none
Asset Allocation Conservative Fund.....    none          none            none
Asset Allocation Growth Fund...........    none          none            none
Asset Allocation Moderate Fund.........    none          none            none
Core Equity Fund*......................    none          none            none
Disciplined Small Cap Value Fund*......    none          none            none
Leaders Fund...........................    none          none            none
Mid Cap Growth Fund....................    none          none            none
Select Growth Fund.....................    none          none            none
Small Cap Growth Fund..................    none          none            none
Small Cap Value Fund...................    none          none            none
Small Company Growth Fund*.............    none          none            none
Utility Fund...........................    none          none            none
Value Opportunities Fund...............    none          none            none
AGGREGATE DOLLAR RANGE OF EQUITY
 SECURITIES IN ALL REGISTERED
 INVESTMENT COMPANIES OVERSEEN BY
 TRUSTEE IN THE FUND COMPLEX...........    $1-         $50,001-          over
                                         $10,000        $100,000       $100,000


INTERESTED TRUSTEE


                                                                   TRUSTEE
                                                               ---------------
DOLLAR RANGE OF EQUITY SECURITIES IN EACH SERIES OF THE TRUST      WHALEN
-------------------------------------------------------------      ------
Aggressive Growth Fund......................................   $10,001-$50,000
Asset Allocation Conservative Fund..........................     $1-$10,000
Asset Allocation Growth Fund................................     $1-$10,000
Asset Allocation Moderate Fund..............................     $1-$10,000
Core Equity Fund*...........................................        none
Disciplined Small Cap Value Fund*...........................        none
Leaders Fund................................................   $10,001-$50,000
Mid Cap Growth Fund.........................................        none
Select Growth Fund..........................................        none
Small Cap Growth Fund.......................................     $1-$10,000
Small Cap Value Fund........................................   $10,001-$50,000
Small Company Growth Fund*..................................        none
Utility Fund................................................     $1-$10,000
Value Opportunities Fund....................................     $1-$10,000
AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED
  INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN THE FUND
  COMPLEX...................................................    over $100,000


------------------------------------


* Had not commenced investment operations as of December 31, 2006.

     Including deferred compensation balances (which are amounts deferred and thus retained by each Fund as described in the Compensation Table), as of December 31, 2006, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of the Trust had in the aggregate, combining beneficially owned equity securities and deferred compensation of each series of the Trust and of all of the funds in the Fund Complex overseen by the trustee, the dollar range amounts specified below.



          2006 TRUSTEE BENEFICIAL OWNERSHIP AND DEFERRED COMPENSATION


INDEPENDENT TRUSTEES

                                                                                 TRUSTEES
DOLLAR RANGE OF EQUITY SECURITIES AND DEFERRED  ---------------------------------------------------------------------------
COMPENSATION IN EACH SERIES OF THE TRUST           ARCH        CHOATE      DAMMEYER      HEAGY       KENNEDY        KERR
----------------------------------------------     ----        ------      --------      -----       -------        ----
Aggressive Growth Fund.......................   $50,001-       none         none         none          $1-         none
                                                $100,000                                             $10,000
Asset Allocation Conservative Fund...........     none         none         none         none         none         none
Asset Allocation Growth Fund.................     none         none         none         none         none         none
Asset Allocation Moderate Fund...............     none         none         none         none         none         none
Core Equity Fund*............................     none         none         none         none         none         none
Disciplined Small Cap Value Fund*............     none         none         none         none         none         none
Leaders Fund.................................     none         none         none         none          $1-         none
                                                                                                     $10,000
Mid Cap Growth Fund..........................     none         none         none         none          $1-         none
                                                                                                     $10,000
Select Growth Fund...........................     none         none         none         none          $1-         none
                                                                                                     $10,000
Small Cap Growth Fund........................     none         none         none         none       $50,001-       none
                                                                                                    $100,000
Small Cap Value Fund.........................     none         none         none         none       $10,001-       none
                                                                                                     $50,000
Small Company Growth Fund*...................     none         none         none         none         none         none
Utility Fund.................................     none         none         none         none         none         none
Value Opportunities Fund.....................   $10,001-       none         none         none       $50,001-       none
                                                 $50,000                                            $100,000
AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
 AND DEFERRED COMPENSATION IN ALL REGISTERED
 INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN
 THE FUND COMPLEX............................     over         over         over         over         over         over
                                                $100,000     $100,000      $100,000    $100,000      $100,000    $100,000

                                                               TRUSTEES
DOLLAR RANGE OF EQUITY SECURITIES AND DEFERRED  --------------------------------------
COMPENSATION IN EACH SERIES OF THE TRUST          NELSON     SONNENSCHEIN    WOOLSEY
----------------------------------------------    ------     ------------    -------
Aggressive Growth Fund.......................     over          none          none
                                                $100,000
Asset Allocation Conservative Fund...........     none          none          none
Asset Allocation Growth Fund.................     none          none          none
Asset Allocation Moderate Fund...............     none          none          none
Core Equity Fund*............................     none          none          none
Disciplined Small Cap Value Fund*............     none          none          none
Leaders Fund.................................     none          none          none
Mid Cap Growth Fund..........................     none          none          none
Select Growth Fund...........................     none          none          none
Small Cap Growth Fund........................     none          none          none
Small Cap Value Fund.........................     none          none          none
Small Company Growth Fund*...................     none          none          none
Utility Fund.................................     none          none          none
Value Opportunities Fund.....................     none          none          none
AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
 AND DEFERRED COMPENSATION IN ALL REGISTERED
 INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN
 THE FUND COMPLEX............................     over          over          over
                                                $100,000       $100,000      $100,000


INTERESTED TRUSTEE


                                                                                             TRUSTEE
                                                                                         ---------------
DOLLAR RANGE OF EQUITY SECURITIES AND DEFERRED COMPENSATION IN EACH SERIES OF THE TRUST      WHALEN
---------------------------------------------------------------------------------------      ------
Aggressive Growth Fund...................................................                $10,001-$50,000
Asset Allocation Conservative Fund.......................................                  $1-$10,000
Asset Allocation Growth Fund.............................................                  $1-$10,000
Asset Allocation Moderate Fund...........................................                  $1-$10,000
Core Equity Fund*........................................................                     none
Disciplined Small Cap Value Fund*........................................                     none
Leaders Fund.............................................................                $10,001-$50,000
Mid Cap Growth Fund......................................................                     none
Select Growth Fund.......................................................                     none
Small Cap Growth Fund....................................................                  $1-$10,000
Small Cap Value Fund.....................................................                $10,001-$50,000
Small Company Growth Fund*...............................................                     none
Utility Fund.............................................................                  $1-$10,000
Value Opportunities Fund.................................................                  $1-$10,000
AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES AND DEFERRED COMPENSATION IN ALL REGISTERED
  INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN THE FUND COMPLEX...........                 over $100,000


------------------------------------


* Had not commenced investment operations as of December 31, 2006.

     As of July 2, 2007, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.


CODE OF ETHICS

     The Fund, the Adviser and the Distributor have adopted a Code of Ethics (the "Code of Ethics") that sets forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by the Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or other Van Kampen funds, or that such employees take unfair advantage of their relationship with the Fund. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other reporting matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of the Fund or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                         INVESTMENT ADVISORY AGREEMENT


     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement the Fund's investment objective. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, renders periodic reports to the Fund's Board of Trustees and permits its officers and employees to serve without compensation as trustees or officers of the Fund if elected to such positions. The Fund however, bears the costs of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement.


     The Advisory Agreement also provides that, in the event the expenses of the Fund for any fiscal year exceed the most restrictive expense limitation applicable in any jurisdiction in which the Fund's shares are qualified for offer and sale (excluding any expenses permitted to be excluded from the computation under applicable law or regulation), the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the fiscal year.


LITIGATION INVOLVING THE ADVISER



     The Adviser and one of the investment companies advised by the Adviser are named as defendants in a class action complaint generally alleging that the defendants breached their duties of care to long-term shareholders of the investment company by valuing portfolio securities at the closing prices of the foreign exchanges on which they trade without accounting for significant market information that became available after the close of the foreign exchanges but before calculation of net asset value. As a result, the complaint alleges, short-term traders were able to exploit stale pricing information to capture arbitrage profits that diluted the value of shares held by long-term investors. The complaint seeks unspecified compensatory damages, punitive damages, fees and costs. On October 16, 2006, pursuant to an order of the United States Supreme Court finding a lack of appellate jurisdiction, the federal court of appeals vacated a prior order of the federal district court dismissing the case with prejudice, and remanded the case to the Illinois state court where it had been filed. In November 2006, defendants again removed the case to the federal district court based on intervening authority. In December 2006, plaintiff moved to remand the case back to Illinois state court. In May 2007, the district court entered an order staying proceedings in the case pending developments in similar cases currently on appeal to the federal court of appeals. While defendants believe that they have meritorious defenses, the ultimate outcome of this matter is not presently determinable at this stage in the litigation.


                                FUND MANAGEMENT

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS


     As of March 31, 2007, Ms. O'Connor managed one registered investment company with a total of approximately $10.0 million in assets; no pooled investment vehicles other than investment companies; and four other accounts with a total of approximately $78.3 million in assets.



     As of March 31, 2007, Mr. Sanders managed one registered investment company with a total of approximately $10.0 million in assets; no pooled investment vehicles other than investment companies; and four other accounts with a total of approximately $78.3 million in assets.


     Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The portfolio managers of the Fund do not currently manage assets for other investment companies, pooled investment vehicles or other accounts that charge a performance fee. In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser's employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.


PORTFOLIO MANAGER COMPENSATION STRUCTURE

     Portfolio managers receive a combination of base compensation and discretionary compensation, comprised of a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

     BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

     DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

     Discretionary compensation can include:

     - Cash Bonus;

     - Morgan Stanley's Long-Term Incentive Compensation Program awards--a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards or other investments based on Morgan Stanley common stock that are subject to vesting and other conditions;

     - Investment Management Alignment Plan (IMAP) awards--a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated funds they manage that are included in the IMAP fund menu;

     - Voluntary Deferred Compensation Plans -- voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

     Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

     - Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against an appropriate securities market index for the funds/accounts managed by the portfolio manager. In the case of the Fund, the Fund's investment performance is measured against the Russell 2000(R) Value Index and against appropriate rankings or ratings prepared by Morningstar Inc. or similar independent services which monitor Fund performance. Other funds/accounts managed by the same portfolio manager may be measured against this same index and same rankings or ratings, if appropriate, or against other indices and other rankings or ratings that are deemed more appropriate given the size and/or style of such funds/accounts as set forth in such funds'/accounts' disclosure materials and guidelines. The assets managed by the portfolio manager in funds, pooled investment vehicles and other accounts are described in "Other Accounts Managed by the Portfolio Managers" above. Generally, the greatest weight is placed on the three- and five-year periods.

     - Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

     - Contribution to the business objectives of the Adviser.

     - The dollar amount of assets managed by the portfolio manager.

     - Market compensation survey research by independent third parties.

     - Other qualitative factors, such as contributions to client objectives.


     - Performance of Morgan Stanley and Morgan Stanley Investment Management Inc., and the overall performance of the investment team(s) of which the portfolio manager is a member.


SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS

     The portfolio managers did not beneficially own shares of the Fund as of the date of this Statement of Additional Information.

                                OTHER AGREEMENTS

ACCOUNTING SERVICES AGREEMENT

     The Fund has entered into an accounting services agreement pursuant to which the Adviser provides accounting services to the Fund supplementary to those provided by the custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. The Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.

LEGAL SERVICES AGREEMENT

     The Fund and certain other Van Kampen funds have entered into legal services agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of each fund's minute books and records, preparation and oversight of each fund's regulatory reports and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the funds for such services is made on a cost basis for the salary and salary-related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.

CHIEF COMPLIANCE OFFICER EMPLOYMENT AGREEMENT

     The Fund has entered into an employment agreement with John Sullivan and Morgan Stanley pursuant to which Mr. Sullivan, an employee of Morgan Stanley, serves as Chief Compliance Officer of the Fund and other Van Kampen funds. The Fund's Chief Compliance Officer and his staff are responsible for administering the compliance policies and procedures of the Fund and other Van Kampen funds. The Fund reimburses Morgan Stanley for the costs and expenses of such services, including compensation and benefits, insurance, occupancy and equipment, information processing and communication, office services, conferences and travel, postage and shipping. The Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.

                            DISTRIBUTION AND SERVICE

     The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice.

     With respect to sales of Class A Shares of the Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLE

                                                     Total Sales Charge
                                                  -------------------------         Reallowed
                                                  As % of       As % of Net        To Dealers
Size of                                           Offering        Amount            As a % of
Investment                                         Price         Invested        Offering Price
------------------------------------------------------------------------------------------------
Less than $50,000...........................       5.75%           6.10%              5.00%
$50,000 but less than $100,000..............       4.75%           4.99%              4.00%
$100,000 but less than $250,000.............       3.75%           3.90%              3.00%
$250,000 but less than $500,000.............       2.75%           2.83%              2.25%
$500,000 but less than $1,000,000...........       2.00%           2.04%              1.75%
$1,000,000 or more..........................           *               *                  *
------------------------------------------------------------------------------------------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within eighteen months of the purchase. The eighteen-month period ends on the first business day of the nineteenth month after the purchase date. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million. Authorized dealers will be eligible to receive the ongoing service fee with respect to such shares commencing in the second year following purchase. Proceeds from the distribution and service fees paid by the Fund during the first twelve months are paid to the Distributor and are used by the Distributor to defray its distribution and service related expenses.

     With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.

     Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally receive from the Distributor ongoing distribution fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares annually, commencing in the second year after purchase.

     With respect to Class I Shares, there are no sales charges paid by investors. Commissions or transaction fees may be paid by the Distributor to authorized dealers.

     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also adopted a service plan (the "Service Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares. There is no distribution plan or service plan in effect for Class I Shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans." The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each such class of shares in connection with the distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor of each such class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

     Certain financial intermediaries may be prohibited under law from providing certain underwriting or distribution services. If a financial intermediary was prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a financial intermediary would result in any material adverse consequences to the Fund.

     The Distributor must submit quarterly reports to the Fund's Board of Trustees setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the trustees, and also by a vote of the disinterested trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the trustees and also by the disinterested trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested trustees or by a vote of a majority of the outstanding voting shares of such class.

     For Class A Shares in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the amount of the Distributor's actual expenses incurred during such year less any deferred sales charges it received during such year (the "actual net expenses") or (ii) the distribution and service fees at the rates specified in the Prospectus applicable to that class of shares (the "plan fees"). Therefore, to the extent the Distributor's actual net expenses in a given year are less than the plan fees for such year, the Fund only pays the actual net expenses. Alternatively, to the extent the Distributor's actual net expenses in a given year exceed the plan fees for such year, the Fund only pays the plan fees for such year. For Class A Shares, there is no carryover of any unreimbursed actual net expenses to succeeding years.

     The Plans for Class B Shares and Class C Shares are similar to the Plans for Class A Shares, except that any actual net expenses which exceed plan fees for a given year are carried forward and are eligible for payment in future years by the Fund so long as the Plans remain in effect. Thus, for each of the Class B Shares and Class C Shares, in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the applicable amount of the Distributor's actual net expenses incurred during such year for such class of shares plus any actual net expenses from prior years that are still unpaid by the Fund for such class of shares or
(ii) the applicable plan fees for such class of shares. Except as may be mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed actual net expenses may be carried forward (on a Fund level basis). These unreimbursed actual net expenses may or may not be recovered through plan fees or contingent deferred sales charges in future years.

     Because of fluctuations in net asset value, the plan fees with respect to a particular Class B Share or Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class.

     Because the Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares.

     In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature.


     The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co.") and certain other authorized dealers in connection with the sale or retention of Fund shares and/or shareholder servicing. For example, the Adviser or the Distributor may pay additional compensation to Morgan Stanley & Co. and to other authorized dealers for the purpose of promoting the sale of Fund shares, providing the Fund and other Van Kampen funds with "shelf space" or a higher profile with the authorized dealer's financial advisors and consultants, placing the Fund and other Van Kampen funds on the authorized dealer's preferred or recommended fund list, granting the Distributor access to the authorized dealer's financial advisors and consultants, providing assistance in training and educating the authorized dealer's personnel, furnishing marketing support and other specified services, maintaining share balances and/or for sub-accounting, administrative or transaction processing services. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Van Kampen funds), amount of assets invested by the authorized dealer's customers (which could include current or aged assets of the Fund and/or some or all other Van Kampen funds), the Fund's advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Adviser and/or Distributor.



     With respect to Morgan Stanley & Co. financial advisers and intermediaries, these payments currently include the following amounts: (1) for Class A Shares, Class B Shares and Class C Shares (excluding shares, if any, held by participants in the Morgan Stanley Fund Solution(SM) Program, the Morgan Stanley Personal Portfolio(SM) Program and Morgan Stanley Corporate Retirement Solutions), (a) an amount equal to 0.11% of the value (at the time of sale) of gross sales of such Fund shares and (b) an ongoing annual fee in an amount up to 0.03% of the value of such Fund shares held (to the extent assets held by Morgan Stanley & Co. accounts in certain Van Kampen Funds exceed $600 million); (2) for Class I Shares (excluding sales through Morgan Stanley Fund Solution(SM)Program, Morgan Stanley Funds Portfolio Architect(SM) Program, the Morgan Stanley Personal Portfolio(SM )Program and Morgan Stanley Corporate Retirement Solutions), an ongoing annual fee in an amount up to 0.05% of the value of such shares held; and (3) for shares sold through 401(k) platforms in Morgan Stanley Corporate Retirement Solutions, an ongoing annual fee in an amount up to 0.20% of the value of such Fund shares held.


     With respect to other authorized dealers, these payments currently include the following amounts: (1) other than sales through 401(k) platforms, (a) an amount up to 0.25% of the value (at the time of sale) of gross sales of Fund shares and/or (b) an ongoing annual fee in an amount up to 0.13% of the value of such Fund shares; and (2) for shares sold through 401(k) platforms, an ongoing annual fee in an amount up to 0.20% of the value of such Fund shares held. You should review carefully any disclosure by your authorized dealer as to its compensation.


     The prospect of receiving, or the receipt of, such compensation, as described above, by Morgan Stanley & Co. or other authorized dealers may provide Morgan Stanley & Co. or other authorized dealers, and their representatives or employees, with an incentive to favor sales of shares of the Fund over other investment options with respect to which Morgan Stanley & Co. or an authorized dealer does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.


     From time to time, the Distributor may enter into agreements with broker-dealers to offer the Funds through retirement plan alliance programs that offer multiple fund families. These programs may have special investment minimums and operational requirements. For more information, trustees and other fiduciaries should contact the Distributor.


                                 TRANSFER AGENT

     The Fund's transfer agent, shareholder service agent and dividend disbursing agent is Van Kampen Investor Services Inc. The transfer agency fees are determined through negotiations with the Fund and are approved by the Fund's Board of Trustees. The transfer agency fees are based on competitive benchmarks.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard are subject to review by the Fund's Board of Trustees.


     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. In certain instances, the Adviser may instruct certain broker-dealers to pay for research services provided by executing brokers or third party research providers, which are selected independently by the Adviser. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund. To the extent that the Adviser receives these services from broker-dealers, it will not have to pay for these services itself.



     The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms (and futures commission merchants) affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.


     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.


     Certain broker-dealers (and futures commission merchants), through which the Fund may effect securities (or futures) transactions, are affiliated persons (as defined in the 1940 Act) of the Fund or affiliated persons of such affiliates, including Morgan Stanley or its subsidiaries. The Fund's Board of Trustees has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities or instruments during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission paid to affiliated brokers.



     During the last fiscal period ended March 31, 2007, the Fund paid $2,056.10 in commissions to brokers, none of which was paid to affiliated brokers. During the fiscal period ended March 31, 2007, the Fund paid no commissions to brokers selected primarily on the basis of research services provided to the Adviser.

                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectuses captioned "Shareholder Services."

INVESTMENT ACCOUNT

     Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectuses and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Van Kampen funds will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends and systematic purchases or redemptions. Additional shares may be purchased at any time through authorized dealers or by mailing a check and detailed instructions directly to Investor Services.

SHARE CERTIFICATES

     Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon an exchange or redemption of the shares represented by the certificate. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds Inc., c/o Investor Services, PO Box 947, Jersey City, New Jersey 07303-0947, requesting an "Affidavit of Loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate the fee for replacing the lost certificate equal to no more than 1.50% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.

RETIREMENT PLANS

     Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor.

AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS

     Shareholders can use ACH to have redemption proceeds up to $50,000 deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. To utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application form. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services or by calling (800) 847-2424.


DIVIDEND DIVERSIFICATION


     A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 847-2424, to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any of the Participating Funds (as defined in the Prospectuses) so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested. Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.


SYSTEMATIC WITHDRAWAL PLAN


     A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $5,000 or more at the next determined net asset value per share at the time the plan is established. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which any capital gain or loss will be recognized. The plan holder may arrange for periodic checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan and may be established on a form made available by the Fund. See "Shareholder Services -- Retirement Plans."



     Class B Shareholders and Class C Shareholders (as well as Class A Shareholders subject to a contingent deferred sales charge) who establish a systematic withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the plan is established.


     Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gain dividends on shares held in accounts with systematic withdrawal plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days' notice to its shareholders.

REINSTATEMENT PRIVILEGE


     A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of any Participating Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of any Participating Fund with credit given for any contingent deferred sales charge paid on the amount of shares reinstated from such redemption, provided that such shareholder has not previously exercised this reinstatement privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the contingent deferred sales charge (if any) to subsequent redemptions. Reinstatements are made at the net asset value per share (without a sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Participating Fund into which shareholders desire to reinstate their net proceeds of a redemption of shares of the Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in eligible retirement plans for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Participating Fund are available for sale. There is no reinstatement privilege for Class I Shares of the Fund. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event regardless of whether the shareholder reinstates all or any portion of the net proceeds of the redemption. Any such loss may be disallowed, to the extent of the reinstatement, under the so-called "wash sale" rules if the reinstatement occurs within 30 days after such redemption. In that event, the shareholder's tax basis in the shares acquired pursuant to the reinstatement will be increased by the amount of the disallowed loss, and the shareholder's holding period for such shares will include the holding period for the redeemed shares.


                              REDEMPTION OF SHARES

     Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays;
(b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

     In addition, if the Fund's Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the

Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such in-kind securities.

                    CONTINGENT DEFERRED SALES CHARGE-CLASS A

     As described in the Fund's Class A Shares, Class B Shares and Class C Shares Prospectus under "Purchase of Shares -- Class A Shares," there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge ("CDSC-Class A") may be imposed on certain redemptions made within eighteen months of purchase. For purposes of the CDSC-Class A, when shares of a Participating Fund are exchanged for shares of another Participating Fund, the purchase date for the shares acquired by exchange will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares being redeemed first are any shares in the shareholder's account not subject to a CDSC-Class A, followed by shares held the longest in the shareholder's account. The CDSC-Class A is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no CDSC-Class A is imposed on increases in net asset value above the initial purchase price. In addition, no CDSC-Class A is assessed on shares derived from reinvestment of dividends or capital gain dividends.

                  WAIVER OF CONTINGENT DEFERRED SALES CHARGES

     As described in the Fund's Class A Shares, Class B Shares and Class C Shares Prospectus under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge ("CDSC-Class B and C"). The CDSC-Class A (defined above) and CDSC-Class B and C are waived on redemptions in the circumstances described below:

REDEMPTION UPON DEATH OR DISABILITY

     The Fund will waive the CDSC-Class A and the CDSC-Class B and C on redemptions following the death or disability of a Class A Shareholder, a Class B Shareholder or a Class C Shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class A or the CDSC-Class B and C.

     In cases of death or disability, the CDSC-Class A and the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class A and the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS

     The Fund will waive the CDSC-Class A and the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The CDSC-Class A and the CDSC-Class B and C will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class A or CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The CDSC-Class A and the CDSC-Class B and C also will be waived on any redemption which results from the return of an excess contribution or other contribution pursuant to Internal Revenue Code Section 408(d)(4) or
(5), the return of excess contributions or excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2) or the financial hardship of the employee pursuant to U.S. Treasury regulation Section 1.401(k)-1(d)(2). In addition, the CDSC-Class A and the CDSC-Class B and C will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

     The Fund does not intend to waive the CDSC-Class A or the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.

REDEMPTION PURSUANT TO THE FUND'S SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in the Fund. Under the systematic withdrawal plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds sent to the designated payee of record. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan.


     The amount of the shareholder's investment in the Fund at the time the plan is established with respect to the Fund is hereinafter referred to as the "initial account balance." If the initial account balance is $1 million or more and the shareholder purchased Class A Shares without a sales charge, those Class A Shares will, in most instances be subject to a CDSC-Class A if redeemed within eighteen months of their date of purchase. However, if the shareholder participates in a systematic withdrawal program as described herein, any applicable CDSC-Class A will be waived on those Class A Shares. The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class A and CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the systematic withdrawal plan and the ability to offer the systematic withdrawal plan.

NO INITIAL COMMISSION OR TRANSACTION FEE

     The Fund will waive the CDSC-Class A in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of Class A Shares. The Fund will waive the CDSC-Class B and C in certain 401(k) plans in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of Class B Shares and Class C Shares. See "Purchase of Shares -- Waiver of Contingent Deferred Sales Charge" in the Class A Shares, Class B Shares and Class C Shares Prospectus.

INVOLUNTARY REDEMPTIONS OF SHARES

     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Class A Shares, Class B Shares and Class C Shares Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. The Fund will waive the CDSC-Class A and the CDSC-Class B and C upon such involuntary redemption.

REDEMPTION BY ADVISER

     The Fund may waive the CDSC-Class A and the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

                                    TAXATION

FEDERAL INCOME TAXATION OF THE FUND

     The Trust and each of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets.

     If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss), and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders and designated as capital gain dividends.

     To avoid a nondeductible 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), and (iii) any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

     If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.


     Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain or "qualified dividend income" into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and/or (vii) produce income that will not qualify as good income for purposes of the annual gross income requirement that the Fund must meet to be treated as a regulated investment company. The Fund intends to monitor its transactions and may make certain tax elections or take other actions to mitigate the effect of these provisions and prevent disqualification of the Fund as a regulated investment company.


PASSIVE FOREIGN INVESTMENT COMPANIES

     The Fund may invest in non-U.S. corporations that could be classified as "passive foreign investment companies" as defined for federal income tax purposes. For federal income tax purposes, such an investment may, among other things, cause the Fund to recognize income or gain without a corresponding receipt of cash, to incur an interest charge on taxable income that is deemed to have been deferred and/or to recognize ordinary income that would otherwise have been treated as capital gain.

DISTRIBUTIONS TO SHAREHOLDERS

     Distributions of the Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder (assuming such shares are held as a capital asset).

     Current law provides for reduced U.S. federal income tax rates on (i) long-term capital gains received by individuals and (ii) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rates for capital gains generally apply to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and cease to apply for taxable years beginning after December 31, 2010. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2010. Fund shareholders, as well as the Fund itself, must also satisfy certain holding period and other requirements in order for the reduced rate for dividends to apply. Because the Fund intends to invest primarily in common stocks and other equity securities, a portion of the ordinary income dividends paid by the Fund should be eligible for the reduced rate applicable to "qualified dividend income." No assurance can be given as to what percentage of the ordinary income dividends paid by the Fund will consist of "qualified dividend income." To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains. For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below.


     Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The tax basis of such shares will equal their fair market value on the distribution date.


     Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements (401(k) plans) and other tax-exempt entities, generally are exempt from U.S. federal income taxation except with respect to their unrelated business taxable income ("UBTI"). To the extent that the Fund invests in residual interests of a real estate mortgage investment conduit ("REMIC") or in a REIT that invests in REMIC residual interests, a portion of the Fund's income that is attributable to these residual interests (and which is referred to in the Code as an "excess inclusion") will be subject to U.S. federal income tax in all events. Treasury regulations that have yet to be issued in final form are expected to provide that excess inclusion income of regulated investment companies, such as the Fund, will be allocated through the Fund to its shareholders in proportion to the dividends received by such shareholders, with the same consequences as if the Fund shareholders had held the related REMIC residual interests directly. In general, excess inclusion income allocated to tax-exempt shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute UBTI to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a Non-U.S. Shareholder (as defined below), will not qualify for any reduction in U.S. federal withholding tax. Tax-exempt shareholders and Non-U.S. Shareholders should consult their tax advisors about the implications of these rules on their particular tax situations.

     The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Some portion of the distributions from the Fund may be eligible for the corporate dividends received deduction if the Fund receives qualifying dividends during the year and if certain requirements of the Code are satisfied.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the nondeductible 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

     Income from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions. Such taxes will not be deductible or creditable by shareholders. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

     Certain foreign currency gains or losses attributable to currency exchange rate fluctuations are treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) the Fund's income available for distribution. If, under the rules governing the tax treatment of foreign currency gains and losses, the Fund's income available for distribution is decreased or eliminated, all or a portion of the dividends declared by the Fund may be treated for federal income tax purposes as a return of capital, or in some circumstances, as capital gains. Generally, a shareholder's tax basis in Fund shares will be reduced to the extent that an amount distributed to such shareholder is treated as a return of capital.

SALE OF SHARES

     The sale of shares (including transfers in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the maximum tax rates applicable to capital gains, see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

CAPITAL GAINS RATES

     Under current law, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in the Fund is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or

(ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2010). The maximum long-term capital gains rate for corporations is 35%.

WITHHOLDING ON PAYMENTS TO NON-U.S. SHAREHOLDERS

     For purposes of this and the following paragraphs, a "Non-U.S. Shareholder" shall include any shareholder who is not:

     - an individual who is a citizen or resident of the United States;

     - a corporation or partnership created or organized under the laws of the United States or any state or political subdivision thereof;

     - an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

     - a trust that (i) is subject to the primary supervision of a U.S. court and which has one or more U.S. fiduciaries who have the authority to control all substantial decisions of the trust, or (ii) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

     A Non-U.S. Shareholder generally will be subject to withholding of U.S. federal income tax at a 30% rate (or lower applicable treaty rate), rather than backup withholding (discussed below), on dividends from the Fund (other than capital gain dividends, interest-related dividends, short-term capital gain dividends and dividends attributable to the sale or disposition of U.S. real property interests) that are not "effectively connected" with a U.S. trade or business carried on by such shareholder, provided that the shareholder furnishes to the Fund a properly completed Internal Revenue Service ("IRS") Form W-8BEN certifying the shareholder's non-United States status.

     Under current law, the Fund may pay "interest-related dividends" and "short-term capital gain dividends" to Non-U.S. Shareholders without having to withhold on such dividends at the 30% rate. The amount of "interest-related dividends" that the Fund may pay each year is limited to the amount of "qualified interest income" received by the Fund during that year, less the amount of the Fund's expenses properly allocable to such interest income. "Qualified interest income" includes, among other items, interest paid on debt obligations of a U.S. issuer and interest paid on deposits with U.S. banks, subject to certain exceptions. The amount of "short-term capital gain dividends" that the Fund may pay each year generally is limited to the excess of the Fund's net short-term capital gains over its net long-term capital losses, without any reduction for the Fund's expenses allocable to such gains (with exceptions for certain gains). The exemption from 30% withholding tax for "short-term capital gain dividends" does not apply with respect to Non-U.S. Shareholders that are present in the United States for more than 182 days during the taxable year. Also, the exemption for "short-term capital gain dividends" does not apply to the extent a dividend is attributable to gains from U.S. real property interests (including shares of stock of REITs or other corporations that are treated as U.S. real property holding corporations for U.S. federal income tax purposes). If the Fund's income for a taxable year includes "qualified interest income" or net short-term capital gains, the Fund may designate dividends as "interest-related dividends" or "short-term capital gain dividends" by written notice mailed to Non-U.S. Shareholders not later than 60 days after the close of the Fund's taxable year. These provisions apply to dividends paid by the Fund with respect to the Fund's taxable years beginning on or after January 1, 2005 and will cease to apply to dividends paid by the Fund with respect to the Fund's taxable years beginning after December 31, 2007.

     Non-effectively connected capital gain dividends and gains realized from the sale of shares generally will not be subject to U.S. federal income tax in the case of (i) a Non-U.S. Shareholder that is a corporation and (ii) an individual Non-U.S. Shareholder who is not present in the United States for more than 182 days during the taxable year (assuming that certain other conditions are met). However, certain Non-U.S. Shareholders may nonetheless be subject to backup withholding and information reporting on capital gain dividends and redemption proceeds paid to them upon the sale of their shares. See "Backup Withholding" and "Information Reporting" below. Because the Fund intends to invest primarily in common stocks and other equity securities of U.S. corporations, the ordinary income dividends paid by the Fund generally will not be eligible for the withholding exemption applicable to interest-related dividends.

     If income from the Fund or gains realized from the sale of shares are effectively connected with a Non-U.S. Shareholder's U.S. trade or business, then such amounts will not be subject to the 30% withholding described above, but rather will be subject to U.S. federal income tax on a net basis at the tax rates applicable to U.S. citizens and residents or domestic corporations. To establish that income from the Fund or gains realized from the sale of shares are effectively connected with a U.S. trade or business, a Non-U.S. Shareholder must provide the Fund with a properly completed IRS Form W-8ECI certifying that such amounts are effectively connected with the Non-U.S. Shareholder's U.S. trade or business. Non-U.S. Shareholders that are corporations may also be subject to an additional "branch profits tax" with respect to income from the Fund that is effectively connected with a U.S. trade or business.


     The Fund may invest in securities of REITs or corporations that invest significantly in real property and are treated as "United States real property holding corporations" for U.S. federal income tax purposes. The Foreign Investment in Real Property Tax Act of 1980 ("FIRPTA") subjects a non-United States person to U.S. federal income tax on gain from the disposition of interests in U.S. real property as if such person were a United States person. Such gain is sometimes referred to as "FIRPTA gain." If the Fund recognizes FIRPTA gain from the sale or other disposition of REIT securities or securities of any other "United States real property holding corporation" (as defined in the Code), or receives a distribution from a REIT that is attributable to the REIT's sale of "United States real property interests" (as defined in the Code), then a portion of the Fund's distributions to its Non-U.S. Shareholders will be attributable to such FIRPTA gain. The Fund may be required to withhold U.S. withholding tax at a rate of 35% from distributions to its Non-U.S. Shareholders that are attributable to the Fund's receipt of FIRPTA gain distributions from a REIT in which the Fund invests. The Fund also may be required to withhold from distributions to its Non-U.S. Shareholders that are attributable to the Fund's own recognition of FIRPTA gain (e.g., from the Fund's sale of United States real property interests). Non-U.S. Shareholders who receive such distributions may be required to pay tax on such distributions at regular graduated rates applicable to United States persons and file a non-resident U.S. federal income tax return. While the

Fund intends to make every effort to identify and pass through any FIRPTA gain that it receives from its investments in REITs (or that it recognizes directly), and to make any required withholdings on distributions of this income paid directly to Non-U.S. Shareholders, intermediaries who have assumed tax reporting responsibilities on managed omnibus accounts may not have the capacity to identify Non-U.S. Shareholders who are paid distributions attributable to FIRPTA gain and to properly withhold U.S. federal income taxes on these distributions. Non-U.S. Shareholders of these accounts should consult their investment representatives and tax advisers about any additional tax that may be due on FIRPTA gain.


     The tax consequences to a Non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. To claim tax treaty benefits, Non-U.S. Shareholders will be required to provide the Fund with a properly completed IRS Form W-8BEN certifying their entitlement to the benefits. In addition, in certain cases where payments are made to a Non-U.S. Shareholder that is a partnership or other pass-through entity, both the entity and the persons holding an interest in the entity will need to provide certification. For example, an individual Non-U.S. Shareholder who holds shares in the Fund through a non-U.S. partnership must provide an IRS Form W-8BEN to claim the benefits of an applicable tax treaty. Non-U.S. Shareholders are advised to consult their advisers with respect to the tax implications of purchasing, holding and disposing of shares of the Fund.

BACKUP WITHHOLDING

     The Fund may be required to withhold federal income tax at a rate of 28% (through 2010) ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends paid to a shareholder (other than a Non-U.S. Shareholder that properly certifies its non-United States status) if (i) the shareholder fails to properly furnish the Fund with its correct taxpayer identification number or to certify its non-U.S. status (in the case of a Non-U.S. Shareholder), (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that the taxpayer identification number provided is correct, that the shareholder is not subject to backup withholding and that the shareholder is a U.S. person (as defined for U.S. federal income tax purposes). Redemption proceeds may be subject to backup withholding under the circumstances described in (i) above.

     Generally, dividends paid to Non-U.S. Shareholders that are subject to the 30% federal income tax withholding described above under "Withholding on Payments to Non-U.S. Shareholders" are not subject to backup withholding. To avoid backup withholding on capital gain dividends, interest-related dividends, short-term capital gain dividends and redemption proceeds from the sale of shares, Non-U.S. Shareholders must provide a properly completed IRS Form W-8BEN certifying their non-United States status.

     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

INFORMATION REPORTING


     The Fund must report annually to the IRS and to each shareholder (other than a Non-U.S. Shareholder that properly certifies its non-United States status) the amount of dividends, capital gain dividends and redemption proceeds paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such amounts. In the case of a Non-U.S. Shareholder, the Fund must report to the IRS and such shareholder the amount of dividends, capital gain dividends, interest-related dividends, short-term capital gain dividends and redemption proceeds paid that are subject to withholding (including backup withholding, if any) and the amount of tax withheld, if any, with respect to such amounts. This information may also be made available to the tax authorities in the Non-U.S. Shareholder's country of residence.


GENERAL

     The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

                                FUND PERFORMANCE

     From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one year, five-year and ten-year periods (or life of the Fund, if shorter). Other total return quotations, aggregate or average, over other time periods may also be included.

     The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge for Class A Shares); that all income dividends or capital gain dividends during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends or capital gain dividends paid by the Fund or to reflect that 12b-1 fees may have changed over time.

     Average annual total return quotations are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

     Total return is calculated separately for Class A Shares, Class B Shares, Class C Shares and Class I Shares of the Fund. Total return figures for Class A Shares include the maximum sales charge. Total return figures for Class B Shares and Class C Shares include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each class of shares will differ.

     The after-tax returns of the Fund may also be advertised or otherwise reported. This is generally calculated in a manner similar to the computation of average annual total returns discussed above, except that the calculation also reflects the effect of taxes on returns.

     The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares. Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.

     From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.

     From time to time, the Fund's marketing materials may include an update from the portfolio manager or the Adviser and a discussion of general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top sector holdings and largest holdings. Materials may also mention how the Distributor believes the Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten-year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of whether shareholders purchased their funds' shares in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The performance of the funds purchased by investors in the Dalbar study and the conclusions based thereon are not necessarily indicative of future performance of such funds or conclusions that may result from similar studies in the future. The Fund may also be marketed on the internet.

     In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, the Dow Jones Industrial Average, Standard & Poor's indices, NASDAQ Composite Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking or rating services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce the Fund's performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.

     The Fund may also utilize performance information in hypothetical illustrations. For example, the Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.


     The Fund's Annual Report and Semiannual Report contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge by calling or writing the Fund at the telephone number or address printed on the cover of this Statement of Additional Information.



     The Fund commenced operations on March 30, 2007 and ended its fiscal period on March 31, 2007. The Fund is not providing performance information herein because the two-day performance numbers would not provide meaningful information to investors.


                               OTHER INFORMATION

DISCLOSURE OF PORTFOLIO HOLDINGS

     The Fund's Board of Trustees and the Adviser have adopted policies and procedures regarding disclosure of portfolio holdings information (the "Policy"). Pursuant to the Policy, information concerning the Fund's portfolio holdings may be disclosed only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the fiduciary duties owed by the Fund and the Adviser to the Fund's shareholders. The Fund and the Adviser may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or any affiliated person of the Adviser) in connection with the disclosure of portfolio holdings information of the Fund. The Fund's Policy is implemented and overseen by the Portfolio Holdings Review Committee (the "PHRC"), which is described in more detail below.

     Public Portfolio Holdings Information Disclosure Policy. Portfolio holdings information will be deemed public when it has been posted to the Fund's public web site. On its public web site, the Fund currently makes available:

     - Calendar Quarters: Complete portfolio holdings as of the end of each calendar quarter disclosed with a minimum lag time of 30 calendar days.

     - Monthly: Top 10 (or top 15) largest portfolio holdings as of the end of each month disclosed with a minimum lag time of 15 business days.

     The Fund provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its Semiannual and Annual Reports, and for the first and third fiscal quarters in its filings with the SEC on Form N-Q.

     Non-Public Portfolio Holdings Information Policy. All portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is considered non-public portfolio holdings information for the purposes of the Policy. Pursuant to the Policy, disclosing non-public portfolio holdings information to third parties may occur only when the Fund has a legitimate business purpose for doing so and the recipients of such information are subject to a duty of confidentiality, which prohibits such recipients from disclosing or trading on the basis of the non-public portfolio holdings information. Any disclosure of non-public portfolio holdings information made to third parties must be approved by both the Fund's Board of Trustees (or a designated committee thereof) and the PHRC. The Policy provides for disclosure of non-public portfolio holdings information to certain pre-authorized categories of entities, executing broker-dealers and shareholders, in each case under specific restrictions and limitations described below, and the Policy provides a process for approving any other entities.

     Pre-Authorized Categories. Pursuant to the Policy, the Fund may disclose non-public portfolio holdings information to certain third parties who fall within pre-authorized categories. These third parties include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers, and service providers, provided that the third party expressly agrees to maintain the non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information. Subject to the terms and conditions of any agreement between the Adviser or the Fund and the third party, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply. In addition, persons who owe a duty of trust or confidence to the Fund or the Adviser (including legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement. The PHRC is responsible for monitoring and reporting on such entities to the Fund's Board of Trustees. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the material non-public portfolio holdings information.

     Broker-Dealer Interest Lists. Pursuant to the Policy, the Adviser may provide "interest lists" to broker-dealers who execute securities transactions for the Fund. Interest lists may specify only the CUSIP numbers and/or ticker symbols of the securities held in all registered management investment companies advised by the Adviser or affiliates of the Adviser on an aggregate basis. Interest lists will not disclose portfolio holdings on a fund by fund basis and will not contain information about the number or value of shares owned by a specified fund. The interest lists may identify the investment strategy to which the list relates, but will not identify particular funds or portfolio managers/management teams. Broker-dealers need not execute a non-disclosure agreement to receive interest lists.

     Shareholders In-Kind Distributions. The Fund's shareholders may, in some circumstances, elect to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the Fund. In such circumstances, pursuant to the Policy, such Fund shareholders may receive a complete listing of the portfolio holdings of the Fund up to seven (7) calendar days prior to making the redemption request provided that they represent orally or in writing that they agree not to disclose or trade on the basis of the portfolio holdings information.


     Attribution Analyses. Pursuant to the Policy, the Fund may discuss or otherwise disclose performance attribution analyses (i.e., mention the effects of having a particular security in the portfolio) where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly. Any discussion of the analyses may not be more current than the date the holding was disclosed publicly.


     Transition Managers. Pursuant to the Policy, the Fund may disclose portfolio holdings to transition managers, provided that the Fund has entered into a non-disclosure or confidentiality agreement with the party requesting that the information be provided to the transition manager and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager.

     Other Entities. Pursuant to the Policy, the Fund or the Adviser may disclose non-public portfolio holdings information to a third party who does not fall within the pre-approved categories, and who are not executing broker-dealers, shareholders receiving in-kind distributions, persons receiving attribution analyses, or transition managers; however, prior to the receipt of any non-public portfolio holdings information by such third party, the recipient must have entered into a non-disclosure agreement and the disclosure arrangement must have been approved by the PHRC and the Fund's Board of Trustees (or a designated committee thereof). The PHRC will report to the Board of Trustees of the Fund on a quarterly basis regarding any other approved recipients of non-public portfolio holdings information.

     PHRC and Board of Trustees Oversight. The PHRC, which consists of executive officers of the Fund and the Adviser, is responsible for overseeing and implementing the Policy and determining how portfolio holdings information will be disclosed on an ongoing basis. The PHRC will periodically review and has the authority to amend the Policy as necessary. The PHRC will meet at least quarterly to (among other matters):

     - address any outstanding issues relating to the Policy;

     - monitor the use of information and compliance with non-disclosure agreements by current recipients of portfolio holdings information;

     - review non-disclosure agreements that have been executed with prospective third parties and determine whether the third parties will receive portfolio holdings information;

     - generally review the procedures to ensure that disclosure of portfolio holdings information is in the best interests of Fund shareholders; and


     - monitor potential conflicts of interest between Fund shareholders, on the one hand and those of the Adviser, the Distributor or affiliated persons of the Fund, the Adviser or the Distributor, on the other hand, regarding disclosure of portfolio holdings information.


     The PHRC will regularly report to the Board of Trustees on the Fund's disclosure of portfolio holdings information and the proceedings of PHRC meetings.

     Ongoing Arrangements of Portfolio Holdings Information. The Adviser and/or the Fund have entered into ongoing arrangements to make available public and/or non-public information about the Fund's portfolio holdings. The Fund currently may disclose portfolio holdings information based on ongoing arrangements to the following pre-authorized parties:


         NAME           INFORMATION DISCLOSED      FREQUENCY (1)           LAG TIME
         ----           ----------------------  -------------------   -------------------
SERVICE PROVIDERS
State Street
  Bank and Trust
  Company (*).........  Full portfolio          Daily basis                   (2)
                        holdings
Institutional
  Shareholder Services
  (ISS) (proxy voting
  agent) (*)..........  Full portfolio          Twice a month                 (2)
                        holdings
FT Interactive Data
  Pricing Service
  Provider (*)........  Full portfolio          As needed                     (2)
                        holdings
Van Kampen Investor
  Services Inc. (*)...  Full portfolio          As needed                     (2)
                        holdings
David Hall (*)........  Full portfolio          On a semi-annual              (3)
                        holdings                and annual fiscal
                                                basis
Windawi (*)...........  Full portfolio          On a semi-annual              (3)
                        holdings                and annual fiscal
                                                basis
FUND RATING AGENCIES
Lipper (*)............  Full portfolio          Monthly and           Approximately 1 day
                        holdings                quarterly basis       after previous
                                                                      month end and
                                                                      approximately 30
                                                                      days after quarter
                                                                      end, respectively
Morningstar (**)......  Full portfolio          Quarterly basis       Approximately 30
                        holdings                                      days after quarter
                                                                      end
Standard & Poor's
  (*).................  Full portfolio          Monthly               As of previous
                        holdings                                      month end

         NAME           INFORMATION DISCLOSED      FREQUENCY (1)           LAG TIME
         ----           ----------------------  -------------------   -------------------
CONSULTANTS AND
  ANALYSTS
Arnerich Massena &
  Associates, Inc.
  (*).................  Top Ten and Full        Quarterly basis (6)   Approximately 10-12
                        portfolio holdings                            days after quarter
                                                                      end
Bloomberg (**)........  Full portfolio          Quarterly basis       Approximately 30
                        holdings                                      days after quarter
                                                                      end
Callan Associates
  (*).................  Top Ten and Full        Monthly and           Approximately 10-12
                        portfolio holdings      quarterly basis,      days after
                                                respectively (6)      month/quarter end
Cambridge
  Associates (*)......  Top Ten and Full        Quarterly basis (6)   Approximately 10-12
                        portfolio holdings                            days after quarter
                                                                      end
CTC Consulting,
  Inc. (**) ..........  Top Ten and Full        Quarterly basis       Approximately 15
                        portfolio holdings                            days after quarter
                                                                      end and
                                                                      approximately 30
                                                                      days after quarter
                                                                      end, respectively
Credit Suisse First
  Boston (*)..........  Top Ten and Full        Monthly and           Approximately 10-12
                        portfolio holdings      quarterly basis,      days after
                                                respectively (6)      month/quarter end
Evaluation
  Associates(*).......  Top Ten and Full        Monthly and           Approximately 10-12
                        portfolio holdings      quarterly basis,      days after
                                                respectively (6)      month/quarter end
Fund Evaluation Group
  (**)................  Top Ten portfolio       Quarterly basis       At least 15 days
                        holdings (4)                                  after quarter end
Jeffrey Slocum &
  Associates (*)......  Full portfolio          Quarterly basis (6)   Approximately 10-12
                        holdings (5)                                  days after quarter
                                                                      end
Hammond
  Associates (**).....  Full portfolio          Quarterly basis       At least 30 days
                        holdings (5)                                  after quarter end
Hartland & Co. (**)...  Full portfolio          Quarterly basis       At least 30 days
                        holdings (5)                                  after quarter end
Hewitt Associates
  (*).................  Top Ten and Full        Monthly and           Approximately 10-12
                        portfolio holdings      quarterly basis,      days after
                                                respectively (6)      month/quarter end
Merrill Lynch (*).....  Full portfolio          Monthly basis         Approximately 1 day
                        holdings                                      after previous
                                                                      month end

         NAME           INFORMATION DISCLOSED      FREQUENCY (1)           LAG TIME
         ----           ----------------------  -------------------   -------------------
Mobius (**)...........  Top Ten portfolio       Monthly basis         At least 15 days
                        holdings (4)                                  after month end
Nelsons (**)..........  Top Ten holdings (4)    Quarterly basis       At least 15 days
                                                                      after quarter end
Prime Buchholz &
  Associates,
  Inc. (**)...........  Full portfolio          Quarterly basis       At least 30 days
                        holdings (5)                                  after quarter end
PSN (**)..............  Top Ten holdings (4)    Quarterly basis       At least 15 days
                                                                      after quarter end
PFM Asset
  Management LLC (*)..  Top Ten and Full        Quarterly basis (6)   Approximately 10-12
                        portfolio holdings                            days after quarter
                                                                      end
Russell Investment
  Group/Russell/Mellon
  Analytical Services,
  Inc. (**)...........  Top Ten and Full        Monthly and           At least 15 days
                        portfolio holdings      quarterly basis       after month end and
                                                                      at least 30 days
                                                                      after quarter end,
                                                                      respectively
Stratford Advisory
  Group, Inc. (*).....  Top Ten portfolio       Quarterly basis (6)   Approximately 10-12
                        holdings (7)                                  days after quarter
                                                                      end
Thompson
  Financial (**)......  Full portfolio          Quarterly basis       At least 30 days
                        holdings (5)                                  after quarter end
Watershed Investment
  Consultants,
  Inc. (*)............  Top Ten and Full        Quarterly basis (6)   Approximately 10-12
                        portfolio holdings                            days after quarter
                                                                      end
Yanni Partners (**)...  Top Ten portfolio       Quarterly basis       At least 15 days
                        holdings (4)                                  after quarter end
PORTFOLIO ANALYTICS PROVIDER
  Fact Set (*)........  Complete portfolio      Daily                 One day
                        holdings

------------------------------------

 (*) This entity has agreed to maintain Fund non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.

(**) The Fund does not currently have a non-disclosure agreement in place with this entity and therefore this entity can only receive publicly available information.

 (1) Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).

 (2) Information will typically be provided on a real time basis or as soon thereafter as possible.

 (3) As needed after the end of the semi-annual and/or annual period.

 (4) Full portfolio holdings will also be provided upon request from time to time on a quarterly basis, with at least a 30 day lag.

 (5) Top Ten portfolio holdings will also be provided upon request from time to time, with at least a 15 day lag.

 (6) This information will also be provided upon request from time to time.

 (7) Full portfolio holdings will also be provided upon request from time to time.

     The Fund may also provide Fund portfolio holdings information, as part of its normal business activities, to persons who owe a duty of trust or confidence to the Fund or the Adviser. These persons currently are (i) the Fund's independent registered public accounting firm (as of the Fund's fiscal year end and on an as needed basis), (ii) counsel to the Fund (on an as needed basis),
(iii) counsel to the independent trustees (on an as needed basis) and (iv) members of the Board of Trustees (on an as needed basis).

CUSTODY OF ASSETS

     Except for segregated assets held by a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, all securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, as custodian. The custodian also provides accounting services to the Fund.

SHAREHOLDER REPORTS

     Semiannual statements are furnished to shareholders, and annually such statements are audited by the Fund's independent registered public accounting firm.

PROXY VOTING POLICY AND PROXY VOTING RECORD


     The Board of Trustees believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. The Board has delegated the day-to-day responsibility to the Adviser to vote such proxies, pursuant to the Board approved Proxy Voting Policy, a copy of which is currently in effect as of the date of this Statement of Additional Information is attached hereto as Appendix A.



     The Proxy Voting Policy is subject to change over time and investors seeking the most current copy of the Proxy Voting Policy should go to our web site at www.vankampen.com. The Fund's most recent proxy voting record filed with the SEC is also available without charge on our web site at www.vankampen.com. The Fund's proxy voting record is also available without charge on the SEC's web site at www.sec.gov.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     An independent registered public accounting firm for the Fund performs an annual audit of the Fund's financial statements. The Fund's Board of Trustees has engaged Ernst & Young LLP, located at 233 South Wacker Drive, Chicago, Illinois 60606, to be the Fund's independent registered public accounting firm.

LEGAL COUNSEL

     Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom LLP.


                              FINANCIAL STATEMENTS



     The audited financial statements of the Fund are incorporated herein by reference to the Annual Report to shareholders of the Fund dated March 31, 2007. The Annual Report may be obtained by following the instructions on the cover of this Statement of Additional Information. The Annual Report is included as part of the Trust's filing on Form N-CSR as filed with the SEC on May 29, 2007. The Annual Report may be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

               APPENDIX A -- MORGAN STANLEY INVESTMENT MANAGEMENT


                       PROXY VOTING POLICY AND PROCEDURES



I.POLICY STATEMENT



     Introduction -- Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Policy") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.



     The MSIM entities covered by this Policy currently include the following:
Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates" or as "we" below).



     Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds -- collectively referred to herein as the "MSIM Funds"), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy.



     Proxy Research Services -- Institutional Shareholder Services ("ISS") and Glass Lewis (together with other proxy research providers as we may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of the Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping.



     Voting Proxies for Certain Non-U.S. Companies -- Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients' non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.



II.GENERAL PROXY VOTING GUIDELINES



     To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein), including the guidelines set forth below. These guidelines address a broad range of issues, and provide general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.



     We endeavor to integrate governance and proxy voting policy with investment goals and to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers, but such a split vote must be approved by the Proxy Review Committee.



A. ROUTINE MATTERS. We generally support routine management proposals. The following are examples of routine management proposals:



          - Approval of financial statements and auditor reports.



          - General updating/corrective amendments to the charter.



          - Most proposals related to the conduct of the annual meeting, with the following exceptions. We may oppose proposals that relate to "the transaction of such other business which may come before the meeting," and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this Policy to be carried out (i.e. an uncontested corporate transaction), the adjournment request will be supported. Finally, we generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B. BOARD OF DIRECTORS



     1.Election of directors: In the absence of a proxy contest, we generally support the board's nominees for director except as follows:



             a.We withhold or vote against interested directors if the company's board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards, generally as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for a NYSE company with dispersed ownership, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Non-independent directors under NYSE standards include an employee or an individual with an immediate family member who is an executive (or in either case was in such position within the previous three years). A director's consulting arrangements with the company, or material business relationships between the director's employer and the company, also impair independence. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards.



             b.Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company's compensation, nominating or audit committees.



             c.We consider withholding support or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders. This includes consideration for withholding support or voting against individual board members or an entire slate if we believe the board is entrenched and dealing inadequately with performance problems, and/or with insufficient independence between the board and management.



             d.We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a "bright line" test. In the context of the U.S. market, these would include elimination of dead hand or slow hand poison pills, requiring audit, compensation or nominating committees to be composed of independent directors and requiring a majority independent board.



             e.We generally withhold support from or vote against a nominee who has failed to attend at least 75% of board meetings within a given year without a reasonable excuse.



             f.We consider withholding support from or voting against a nominee who serves on the board of directors of more than six companies (excluding investment companies). We also consider voting against a director who otherwise appears to have too many commitments to serve adequately on the board of the company.



     2.Board independence: We generally support proposals requiring that a certain percentage (up to 66 2/3%) of the company's board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.



     3.Board diversity: We consider on a case-by-case basis proposals urging diversity of board membership with respect to social, religious or ethnic group.



     4.Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.



     5.Proposals to elect all directors annually: We generally support proposals to elect all directors annually at public companies (to "declassify" the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis.



     6.Cumulative voting: We generally support proposals to eliminate cumulative voting (which provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board). Proposals to establish cumulative voting in the election of directors generally will not be supported.



     7.Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.



     8.Director retirement age: Proposals recommending set director retirement ages are voted on a case-by-case basis.



     9.Proposals to limit directors' liability and/or broaden indemnification of directors. Generally, we will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.



C. CORPORATE TRANSACTIONS AND PROXY FIGHTS. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis. However, proposals for mergers or other significant transactions that are friendly and approved by the Research Providers generally will be supported and in those instances will not need to be reviewed by the Proxy Review Committee, where there is no portfolio manager objection and where there is no material conflict of interest. We also analyze proxy contests on a case-by-case basis.

D. CHANGES IN LEGAL AND CAPITAL STRUCTURE. We generally vote in favor of management proposals for technical and administrative changes to a company's charter, articles of association or bylaws. We review non-routine proposals, including reincorporation to a different jurisdiction, on a case-by-case basis.



     1.We generally support the following:



          - Proposals that eliminate other classes of stock and/or eliminate unequal voting rights.



          - Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.



          - Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.



          - Proposals to authorize share repurchase plans.



          - Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.



          - Proposals to effect stock splits.



          - Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.



          - Proposals for higher dividend payouts.



     2.We generally oppose the following (notwithstanding management support):



          - Proposals that add classes of stock that would substantially dilute the voting interests of existing shareholders.



          - Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.



          - Proposals to create "blank check" preferred stock.



          - Proposals relating to changes in capitalization by 100% or more.



E. TAKEOVER DEFENSES AND SHAREHOLDER RIGHTS



     1.Shareholder rights plans: We support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills).



     2.Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.



     3.Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.



     4.Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal:
       (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.



F. AUDITORS. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). Proposals requiring auditors to attend the annual meeting of shareholders will be supported. We generally vote against proposals to indemnify auditors.



G. EXECUTIVE AND DIRECTOR REMUNERATION.



     1.We generally support the following proposals:



          - Proposals relating to director fees, provided the amounts are not excessive relative to other companies in the country or industry.



          - Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.



          - Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage ("run rate") of equity compensation in the recent past; or if there are objectionable plan design and provisions.



          - Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.



     2.Blanket proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported.

     3.Proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its current and past practices.



     4.Proposals to U.S. companies that request disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations generally will not be supported.



     5.We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in option exercises.



     6.Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company's reasons and justifications for a re-pricing, the company's competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.



H. SOCIAL, POLITICAL AND ENVIRONMENTAL ISSUES. We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine whether they will have a financial impact on shareholder value. However, we generally vote against proposals requesting reports that are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We generally oppose proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.



I. FUND OF FUNDS. Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.



III.ADMINISTRATION OF POLICY



     The MSIM Proxy Review Committee (the "Committee") has overall responsibility for creating and implementing the Policy, working with an MSIM staff group (the "Corporate Governance Team"). The Committee, which is appointed by MSIM's Chief Investment Officer of Global Equities ("CIO"), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.



     The Committee Chairperson is the head of the Corporate Governance Team, and is responsible for identifying issues that require Committee deliberation or ratification. The Corporate Governance Team, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The Corporate Governance Team has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance, and to refer other case-by-case decisions to the Proxy Review Committee.



     The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.



A.COMMITTEE PROCEDURES



     The Committee will meet at least monthly to (among other matters) address any outstanding issues relating to the Policy or its implementation. The Corporate Governance Team will timely communicate to ISS MSIM's Policy (and any amendments and/or any additional guidelines or procedures the Committee may adopt).



     The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy.



     Members of the Committee may take into account Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.



B.MATERIAL CONFLICTS OF INTEREST



     In addition to the procedures discussed above, if the Committee determines that an issue raises a material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee").



     The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Chief Compliance Officer or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM's relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the Chairperson. The Special Committee may request the assistance of MSIM's General Counsel or his/her designee who will have sole discretion to cast a vote. In addition to the research provided by

Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.



C.IDENTIFICATION OF MATERIAL CONFLICTS OF INTEREST



     A potential material conflict of interest could exist in the following situations, among others:



     1.The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer.



     2.The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.



     3.Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).



If the Chairperson of the Committee determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the Chairperson will address the issue as follows:



     1.If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.



     2.If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM's Client Proxy Standard.



     3.If the Research Providers' recommendations differ, the Chairperson will refer the matter to the Committee to vote on the proposal. If the Committee determines that an issue raises a material conflict of interest, the Committee will request a Special Committee to review and recommend a course of action, as described above. Notwithstanding the above, the Chairperson of the Committee may request a Special Committee to review a matter at any time as he/she deems necessary to resolve a conflict.



D.PROXY VOTING REPORTING



     The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM Fund, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those Funds at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

     The Corporate Governance Team will timely communicate to applicable portfolio managers and to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.



     MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.



     MSIM's Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund's holdings.



APPENDIX A



     The following procedures apply to accounts managed by Morgan Stanley AIP GP LP ("AIP").



     Generally, AIP will follow the guidelines set forth in Section II of MSIM's Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Liquid Markets investment team and the Private Markets investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.



     In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.



Waiver of Voting Rights


For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the "Fund") that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:



     1.Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a "Designated Person," and collectively, the "Designated Persons"), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person's death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and



     2.Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund's organizational documents; provided, however, that, if the Fund's organizational documents require the consent of the Fund's general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

                      STATEMENT OF ADDITIONAL INFORMATION

                                   VAN KAMPEN

                                  LEADERS FUND

     Van Kampen Leaders Fund's (the "Fund") principal investment objective is capital appreciation. The Fund's secondary investment objective is income.

     The Fund is organized as a non-diversified series of the Van Kampen Equity Trust, an open-end management investment company (the "Trust").


     This Statement of Additional Information is not a prospectus. Shares of the Fund are subject to two different prospectuses. Class A Shares, Class B Shares and Class C Shares are subject to one prospectus dated July 31, 2007, and Class I Shares are subject to a separate prospectus dated July 31, 2007 (collectively referred to herein as the "Prospectuses" or individually as a "Prospectus"). This Statement of Additional Information should be read in conjunction with a Prospectus of the Fund. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read a Prospectus prior to purchasing shares of the Fund. A Class A Shares, Class B Shares, Class C Shares Prospectus, a Class I Shares, the Statement of Additional Information and the Fund's Annual and Semiannual Reports may be obtained without charge from our web site at www.vankampen.com or any of these materials may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza - Suite 100, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 847-2424.


                               TABLE OF CONTENTS


                                                              Page
                                                              ----
General Information.........................................  B-2
Investment Objectives, Investment Strategies and Risks......  B-4
Strategic Transactions......................................  B-15
Investment Restrictions.....................................  B-26
Trustees and Officers.......................................  B-28
Investment Advisory Agreement...............................  B-40
Fund Management.............................................  B-42
Other Agreements............................................  B-44
Distribution and Service....................................  B-45
Transfer Agent..............................................  B-50
Portfolio Transactions and Brokerage Allocation.............  B-50
Shareholder Services........................................  B-52
Redemption of Shares........................................  B-55
Contingent Deferred Sales Charge-Class A....................  B-55
Waiver of Contingent Deferred Sales Charges.................  B-56
Taxation....................................................  B-58
Fund Performance............................................  B-64
Other Information...........................................  B-70
Financial Statements........................................  B-76
Appendix A - Proxy Voting Policy and Procedures.............  A-1



        THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED JULY 31, 2007.



                                                                     LF SAI 7/07

                              GENERAL INFORMATION

     The Fund is an unincorporated statutory trust organized under the laws of the State of Delaware by an Agreement and Declaration of Trust (the "Declaration of Trust") dated May 10, 1995. The Trust was originally organized in 1987 under the name Van Kampen Merritt Equity Trust as a Massachusetts business trust (the "Massachusetts Trust"). The Massachusetts Trust was reorganized into the Trust under the name Van Kampen American Capital Equity Trust on July 31, 1995. The Trust was created for facilitating the Massachusetts Trust reorganization into a Delaware statutory trust. On July 14, 1998, the Trust adopted its current name.

     The Fund was organized as a series of the Trust on November 16, 2005.


     Van Kampen Asset Management (the "Adviser"), Van Kampen Funds Inc. (the "Distributor"), and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley. The principal office of each of the Trust, the Fund, the Adviser, the Distributor and Van Kampen Investments is located at 522 Fifth Avenue, New York, New York 10036. The principal office of Investor Services is located at 2800 Post Oak Boulevard, Houston, Texas 77056.


     The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Fund, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.

     The Fund currently offers four classes of shares, designated as Class A Shares, Class B Shares, Class C Shares and Class I Shares. Other classes may be established from time to time in accordance with the provisions of the Declaration of Trust. Each class of shares of the Fund generally is identical in all respects except that each class of shares is subject to its own sales charge schedule and its own distribution and service expenses. Each class of shares also has exclusive voting rights with respect to its distribution and service fees.

     Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution or service fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in a Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

     The Trust does not contemplate holding regular meetings of shareholders to elect trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of trustees by a vote of a majority of the shares then outstanding cast in person or by proxy at such meeting. The

Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").

     In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. The liquidation proceeds to holders of classes of shares with higher distribution fees and transfer agency costs are likely to be less than the liquidation proceeds to holders of classes of shares with lower distribution fees and transfer agency costs.

     The trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series outstanding and entitled to vote (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the trustees without approval from each affected shareholder or trustee, as the case may be.

     Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.


     As of July 2, 2007, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares, Class C Shares or Class I Shares of the Fund, except as follows:



                                                                     Approximate
                                                                    Percentage of
                                                     Class            Ownership
         Name and Address of Holder                of Shares       on July 2, 2007
--------------------------------------------    ---------------    ---------------
Edward Jones & Co ..........................       A                     37%
Attn: Mutual Fund                                  B                     13%
Shareholder Accounting
201 Progress Parkway
Maryland Heights, MO 63043-3009
Morgan Stanley & Co. .......................       C                     12%
2000 Westchester Avenue
Purchase, NY 10577
Morgan Stanley Investment Mgmt..............       I                     48%
Financial Control Group
Attn: Karen Romero
195 Broadway 19(th) fl.
New York, NY 10007-3100
PFPC Brokerage Services.....................       A                     15%
FBO Primerica Financial Services                   B                     28%
760 Moore Road
King of Prussia, PA 19406-1212

                                                                     Approximate
                                                                    Percentage of
                                                     Class            Ownership
         Name and Address of Holder                of Shares       on July 2, 2007
--------------------------------------------    ---------------    ---------------
Pershing LLC................................       B                      6%
1 Pershing Plaza                                   C                      6%
Jersey City, NJ 07399-0002                         I                     32%
Smith Barney House Account..................       C                      5%
Attn: Cindy Tempesta
333 W. 34th St.
New York, NY 10001-2402
First Clearing LLC..........................       I                      9%
Susan L. Kirkland                                  I                      6%
81 Monmouth Drive
Cranberry TWP, PA 16066-5753
Wells Fargo Investments LLC.................       I                      6%
625 Marquette Avenue
Minneapolis, MN 55402-2308


             INVESTMENT OBJECTIVES, INVESTMENT STRATEGIES AND RISKS

     The Fund seeks to achieve its investment objectives by investing primarily in a combination of the following Van Kampen Funds (collectively, the "underlying funds") on a fixed percentage allocation basis:

     Van Kampen Comstock Fund ("Comstock Fund")

     Van Kampen Equity and Income Fund ("Equity and Income Fund")

     Van Kampen International Growth Fund ("International Growth Fund")

     Additional information regarding the manner in which the Fund allocates its investments among the underlying funds is set forth in the Fund's Prospectus. The following disclosure supplements the disclosure set forth under the caption "Investment Objectives, Principal Investment Strategies and Risks" in a Prospectus and does not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in a Prospectus for a complete presentation of the matters disclosed below.

REPURCHASE AGREEMENTS

     The Fund and the underlying funds may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the underlying funds) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. The Fund and the underlying funds may enter into repurchase agreements with broker-dealers, banks and other financial institutions deemed to be creditworthy by the Adviser under guidelines approved by the underlying funds' Board of

Trustees. The Fund and the underlying funds will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by such fund, would exceed such fund's limitation on illiquid securities. The Fund and the underlying funds do not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund and the underlying funds could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying security during the period while such fund seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.

     For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund and the underlying funds than would be available to such funds investing separately. The manner in which the joint account is managed is subject to conditions set forth in an exemptive order from the SEC permitting this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

     Repurchase agreements are fully collateralized by the underlying securities and are considered to be loans under the 1940 Act. The Fund and the underlying funds pay for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. government, its agencies or instrumentalities) may have maturity dates exceeding one year.

NON-DIVERSIFICATION

     The Fund is a "non-diversified" investment company, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code" or "Code"). If the Fund qualifies as a regulated investment company under the Code, it will be relieved of any liability for federal income tax to the extent its earnings are distributed to shareholders. In order to qualify, among other requirements, the Fund must limit its investments so that, at the close of each quarter of the Fund's taxable year, (i) not more than 25% of the market value of the Fund's total assets is invested in securities of a single issuer (other than the U.S. government, its agencies and instrumentalities, or other regulated investment companies, such as the underlying funds) or of two or more issuers which the Fund controls and which are determined to be in the same or similar, or related, trades on businesses and (ii) at least 50% of the market value of its total assets is invested in cash, cash items, securities of the U.S. government, its agencies and instrumentalities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to an amount not greater than 5% of the market value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer. Since the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund may, under certain circumstances, present greater risks to an investor than an investment in a diversified company.

ILLIQUID SECURITIES

     Each of the Comstock Fund and the Equity and Income Fund may invest up to 10% of its respective net assets in illiquid securities and the International Growth Fund may invest up to 15% of its net assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with procedures approved by the underlying funds' Board of Trustees. Ordinarily, the underlying funds would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the underlying funds. However, registration and underwriting expenses (which typically range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the underlying funds. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the underlying funds' Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Fund and the underlying funds in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief (such as "no action" letters issued by the staff of the SEC interpreting or providing guidance on the 1940 Act or regulations thereunder) from the provisions of the 1940 Act, as amended from time to time.

CONVERTIBLE SECURITIES

     Convertible securities include corporate bonds, notes, preferred stock warrants and other securities that can be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issue or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities combine the fixed-income characteristics of bonds and capital appreciation potential of stock. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividends yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying security.


     The underlying funds' investments in convertible securities may include securities with enhanced convertible features or "equity-linked" features. These securities come in many forms and may include features, among others, such as the following: (i) may be issued by the issuer of the underlying equity security on its own securities or securities it holds of another company or be issued by a third party (typically a brokerage firm or other financial entity) on a security of another company, (ii) may convert into equity securities, such as common stock, or may be redeemed for cash or some combination of cash and the linked security at a value based upon the value of the underlying equity security, (iii) may have various conversion features prior to maturity at the option of the holder or the issuer or both, (iv) may limit the appreciation value with caps or collars of the value of the underlying equity security and
(v) may have fixed, variable or no interest payments during the life of the security which reflect the actual or a structured return relative to the underlying dividends of the linked equity security. Generally these securities are designed to give investors enhanced yield opportunities to the equity securities of an issuer, but these securities may involve a limited appreciation potential, downside exposure, or a finite time in which to capture the yield advantage. For example, certain securities may provide a higher current dividend income than the dividend income on the underlying security while capping participation in the capital appreciation of such security. Other securities may involve arrangements with no interest or dividend payments made until maturity of the security or an enhanced principal amount received at maturity based on the yield and value of the underlying equity security during the security's term or at maturity. Besides enhanced yield opportunities, another advantage of using such securities is that they may be used for portfolio management or hedging purposes to reduce the risk of investing in a more volatile underlying equity security. There may be additional types of convertible securities with features not specifically referred to herein in which each of the underlying funds may invest consistent with its respective investment objective and policies.


     Investments in enhanced convertible or equity-linked securities may subject the underlying funds to additional risks not ordinarily associated with investments in traditional convertible securities. Particularly when such securities are issued by a third party on an underlying linked security of another company, the underlying funds are subject to risks if the underlying security underperforms or the issuer defaults on the payment of the dividend or the underlying security at maturity. In addition, the trading market for certain securities may be less liquid than for other convertible securities making it difficult for the underlying funds to dispose of a particular security in a timely manner, and reduced liquidity in the secondary market for any such securities may make it more difficult to obtain market quotations for valuing the underlying funds' portfolio.

     Up to 5% of each of the Comstock Fund's and the International Growth Fund's respective net assets may be invested in convertible securities that are below investment grade. The Equity and Income Fund has no limit on the amount of its net assets that may be invested in convertible securities that are below investment grade which are selected primarily on the basis of their equity characteristics. Debt securities rated below investment grade are commonly known as junk bonds. Although the underlying funds select these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the underlying funds, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.

     Warrants and rights are instruments that permit the holder to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant or right expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant or right, thus giving him a profit. Of course, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant or right varies with the exercise price of such security, the current market value of the underlying security, the life of the warrant or right and various other investment factors.

MORTGAGE-BACKED SECURITIES

     The Equity and Income Fund may invest in investment grade quality mortgage-backed debt securities. Mortgage loans made by banks, savings and loan institutions, and other lenders are often assembled into pools. Interests in such pools may then be issued or guaranteed by agencies or instrumentalities of the U.S. government (some of which are backed by the full faith and credit of the United States and others of which are backed only by the right of the issuer to borrow from the U.S. Treasury or the credit of the issuer) or private entities.

     The yield and payment characteristics of mortgage-backed securities differ from traditional debt securities. Mortgage-backed securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans less fees paid to the guarantor and the servicer of such mortgage loans. The payments to the holders of mortgage-backed securities (such as the Equity and Income Fund), like the payments on the underlying mortgage loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the holders of mortgage-backed securities frequently receive prepayments of principal, in addition to the principal which is part of the regular monthly payment. Faster or slower prepayments than expected on underlying mortgage loans can dramatically alter the valuation and yield-to-maturity of mortgage-backed securities. The value of most mortgage-backed securities, like traditional debt securities, tends to vary inversely with changes in prevailing interest rates. Mortgage-backed securities, however, may benefit less than traditional debt securities from declining interest rates because a property owner is more likely to refinance a mortgage which bears a relatively high rate of interest during a period of declining interest rates. This means some of the Equity and Income Fund's higher yielding securities might be converted to cash, and the Equity and Income Fund will be forced to accept lower interest rates when that cash is used to purchase new securities at prevailing interest rates. The increased likelihood of prepayment when interest rates decline limits market price appreciation of mortgage-backed securities. Alternatively, during periods of rising interest rates, mortgage-backed securities are often more susceptible to further price declines than traditional debt securities because of extension risk (i.e., rising interest rates could cause property owners to prepay their mortgage loans more slowly than expected when the security was purchased by the Equity and Income Fund which may further reduce the market value of such security and lengthen the duration of such security). If the Equity and Income Fund buys mortgage-backed securities at a premium, mortgage foreclosures or mortgage prepayments may result in a loss to the Equity and Income Fund of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed.

ASSET-BACKED SECURITIES

     The Equity and Income Fund may invest in investment grade quality asset-backed debt securities. Asset-backed securities are similar to mortgage-backed securities, however, the underlying assets include assets such as automobile and credit card receivables. Although the collateral supporting asset-backed securities generally is of a shorter maturity than mortgage loans and historically has been less likely to experience substantial prepayments, no assurance can be given as to the actual maturity of an asset-backed security because prepayments of principal may be made at any time. Investments in asset-backed securities present certain risks not ordinarily associated with investments in mortgage-backed securities because asset-backed securities do not have the benefit of the same type of security interest in the backed collateral as mortgage-backed securities. Credit card receivables are generally unsecured and a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance, and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

ZERO COUPON SECURITIES

     The Equity and Income Fund may invest in zero coupon securities which generally are sold at a substantial discount from their value at maturity. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis. Special tax considerations are associated with investing in zero coupon securities. See "Taxation" below.

SECURITIES OF FOREIGN ISSUERS

     The International Growth Fund will and the Comstock Fund and the Equity and Income Fund may invest in securities of foreign issuers.

     The underlying funds also may purchase foreign securities in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") or other securities representing underlying shares of foreign companies. These securities may not necessarily be denominated in the same currency as the underlying securities but generally are denominated in the currency of the market in which they are traded. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid by the ADR holders. In addition, less information generally is available for an unsponsored ADR than about a sponsored ADR and financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The underlying funds may invest in ADRs through both sponsored and unsponsored arrangements. EDRs are receipts issued in Europe by banks or depositaries which evidence similar ownership arrangements.

     Foreign Currency Exchange Risks. To the extent the underlying funds invest in securities denominated or quoted in currencies other than the U.S. dollar, the underlying funds will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the underlying funds and the income and appreciation or depreciation of the investments. Changes in foreign currency exchange ratios relative to the U.S. dollar will affect the U.S. dollar value of the underlying fund's assets denominated in that currency and the underlying funds' yield on such assets. In addition, the underlying funds will incur costs in connection with conversions between various currencies.

     The underlying funds' foreign currency exchange transactions may be conducted on a spot basis (that is, cash basis) at the spot rate for purchasing or selling currency prevailing in the foreign currency exchange market. The underlying funds also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.

     The underlying funds may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the underlying funds purchase a foreign security traded in the currency which the underlying funds anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the underlying funds than if it had not entered into such contracts.

     The underlying funds are not required to enter into such transactions with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. In addition, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

     The International Growth Fund may cross-hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a portfolio has or expects to have portfolio exposure. The International Growth Fund may also engage in proxy hedging, which is defined as entering into positions in one currency to hedge investments denominated in another currency, where two currencies are economically linked. The International Growth Fund's entry into forward contracts, as well as any use of proxy or cross hedging techniques, will generally require the International Growth Fund to segregate cash and/or liquid securities at least equal to the International Growth Fund's obligations throughout the duration of the contract. The International Growth Fund may combine forward contracts with investments in securities denominated in other currencies to achieve desired security and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign bond, the International Growth Fund may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, the International Growth Fund may be able to lock in the foreign currency value of the security and adopt a synthetic position reflecting the credit quality of the U.S. dollar-denominated security.

     To the extent required by the rules and regulations of the SEC, the underlying funds will segregate cash and/or liquid securities in an amount at least equal to the value of the underlying funds' total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the segregated assets declines, additional cash and/or liquid securities will be segregated on a daily basis so that the value of the segregated assets will be at least equal to the amount of the underlying funds' commitments with respect to such contracts. See also "Strategic Transactions".

     Investing in Emerging Market Countries. The risks of foreign investment are heightened when the issuer is from an emerging market country. The extent of economic development, political stability and market depth of such countries varies widely and investments in the securities of issuers in such countries typically involve greater potential gain or loss than investments in securities of issuers in more developed countries. Emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed markets. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed markets and the financial condition of issuers in emerging market countries may be more precarious than in other countries. Certain countries depend to a larger degree upon international trade or development assistance and, therefore, are vulnerable to changes in trade or assistance which, in turn, may be affected by a variety of factors. The underlying funds may be particularly sensitive to changes in the economies of certain countries resulting from any reversal of economic liberalization, political unrest or the imposition of sanctions by the U.S. or other countries.

     The underlying funds' purchase and sale of portfolio securities in emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic or sporadic trading or settlement or limitations on aggregate holdings by foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the underlying funds, the underlying funds' Adviser, its affiliates or their respective clients or other service providers. The underlying funds may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. Foreign investment in the securities markets of certain emerging market countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain countries may require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the underlying funds. The repatriation of both investment income and capital from certain emerging market countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in securities in certain countries, it is anticipated that the underlying funds may invest in such countries through other investment funds in such countries.

     Many emerging market countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation, which have had a negative effect on the economics and securities markets of such countries. Economies in emerging market countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures or negotiated by the countries with which they trade.

     Many emerging market countries are subject to a substantial degree of economic, political and social instability, governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging market countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of political reforms, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging market countries. Unanticipated political or social developments may result in sudden and significant investment losses.

     Settlement procedures in emerging market countries are frequently less developed and reliable than those in developed markets. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the underlying funds to value their portfolio securities and could cause the underlying funds to miss attractive investment opportunities, to have a portion of their assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the underlying funds have delivered or the underlying funds' inability to complete their contractual obligations. The creditworthiness of the local securities firms used by the underlying funds in emerging market countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the underlying funds may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

     The small size and inexperience of the securities markets in certain emerging market countries and the limited volume of trading in securities in those countries may make the underlying funds' investments in such countries less liquid and more volatile than investments in countries with more developed securities markets. The underlying funds' investments in emerging market countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the underlying funds may incur losses because they will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging market countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

     The underlying funds' use of foreign currency management techniques in emerging market countries may be limited. Due to the limited market for these instruments in emerging market countries, the Adviser does not currently anticipate that a significant portion of the underlying funds' currency exposure in emerging market countries, if any, will be covered by such instruments.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

     The International Growth Fund may purchase or sell debt securities on a when-issued or delayed delivery basis. These transactions occur when securities are purchased or sold by the International Growth Fund with payment and delivery taking place in the future, frequently a month or more after such transaction. This price is fixed on the date of the commitment, and the seller continues to accrue interest on the securities covered until delivery and payment take place. No income accrues to the International Growth Fund on securities in connection with such transactions prior to the date the International Growth Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price, and yields generally available on securities when delivery occurs may be higher or lower than yields on the securities obtained pursuant to such transactions. The International Growth Fund may either settle a commitment by taking delivery of the securities or may either resell or repurchase a commitment on or before the settlement date in which event the International Growth Fund may reinvest the proceeds in another when-issued commitment. The International Growth Fund's use of when-issued and delayed delivery transactions may increase its overall investment exposure and thus its potential for gain or loss. When engaging in such transactions, the International Growth Fund relies on the other party to complete the transaction; should the other party fail to do so, the International Growth Fund might lose a purchase or sale opportunity that could be more advantageous than alternative opportunities at the time of the failure. The International Growth Fund maintains segregated assets (which are marked to market daily) of cash, liquid securities or the security covered by the commitment (in the case of a sale) with the International Growth Fund's custodian in an aggregate amount at least equal to the amount of its commitment as long as the obligation to purchase or sell continues.

     Since the market value of both the securities or currency subject to the commitment and the securities or currency held as segregated assets may fluctuate, the use of commitments may magnify the impact of interest rate changes on the International Growth Fund's net asset value. A commitment sale is covered if the International Growth Fund owns or has the right to acquire the underlying securities or currency subject to the commitment. A commitment sale is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in value of a security or currency which the International Growth Fund owns or has the right to acquire. By entering into a commitment sale transaction, the International Growth Fund foregoes or reduces the potential for both gain and loss in the security which is being hedged by the commitment sale.

SHORT SALES AGAINST THE BOX

     The International Growth Fund may from time to time make short sales of securities it owns or has the right to acquire. A short sale is "against the box" to the extent that the International Growth Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. In a short sale, the International Growth Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. The International Growth Fund is required to recognize gain from the short sale for federal income tax purposes at the time it enters into the short sale, even though it does not receive the sales proceeds until it delivers the securities. The International Growth Fund is said to have a short position in the securities sold until it delivers such securities at which time it receives the proceeds of the sale. The International Growth Fund may not make short sales or maintain a short position if to do so would cause more than 25% of its total assets, taken at market value, to be involved in such sales. The International Growth Fund may close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the International Growth Fund, because the International Growth Fund may want to continue to receive interest and dividend payments on securities in its portfolio.

                             STRATEGIC TRANSACTIONS

     The underlying funds may, but are not required to, use various investment strategies as described below ("Strategic Transactions") to earn income, to facilitate portfolio management and to mitigate risks. Techniques and instruments may change over time as new instruments and strategies are developed or as regulatory changes occur. Although the Adviser seeks to use such transactions to further the underlying funds' investment objectives, no assurance can be given that the use of these transactions will achieve this result. The underlying funds' activities involving Strategic Transactions may be limited by the requirements of the Internal Revenue Code for qualification of each underlying fund as a regulated investment company.

SELLING CALL AND PUT OPTIONS

     Purpose. The principal reason for selling options is to obtain, through receipt of premiums, a greater current return than would be realized on the underlying securities alone. Such current return could be expected to fluctuate because premiums earned from an option selling program and dividend or interest income yields on portfolio securities vary as economic and market conditions change. Selling options on portfolio securities is likely to result in a higher portfolio turnover rate.

     Selling Options. The purchaser of a call option pays a premium to the seller (i.e., the writer) for the right to buy the underlying security from the seller at a specified price during a certain period. The underlying funds would write call options only on a covered basis or for cross-hedging purposes. A call option is covered if, at all times during the option period, the underlying fund owns or has the right to acquire the securities of the type that it would be obligated to deliver if any outstanding option were exercised. An option is for cross-hedging purposes if it is not covered by the security subject to the option, but is designed to provide a hedge against another security which the underlying funds own or has the right to acquire. In such circumstances, the underlying funds collateralize the option by segregating cash and/or liquid securities in an amount at least equal to the market value of the underlying security, marked to market daily, while the option is outstanding.

     The purchaser of a put option pays a premium to the seller (i.e., the writer) for the right to sell the underlying security to the writer at a specified price during a certain period. The underlying funds would sell put options only on a secured basis, which means that, at all times during the option period, the underlying funds would segregate cash and/or liquid securities in an amount at least equal to the exercise price of the option, or would hold a put on the same underlying security at an equal or greater exercise price.

     Closing Purchase Transactions and Offsetting Transactions. To terminate its position as a writer of a call or put option, an underlying fund could enter into a "closing purchase transaction," which is the purchase of a call (put) on the same underlying security and having the same exercise price and expiration date as the call (put) previously sold by the underlying fund. The underlying fund would realize a gain (loss) if the premium plus commission paid in the closing purchase transaction is lesser (greater) than the premium it received on the sale of the option. The underlying fund would also realize a gain if an option it has written lapses unexercised.

     An underlying funds could sell options that are listed on an exchange as well as options which are privately negotiated in over-the-counter transactions. The underlying fund could close out its position as a seller of an option only if a liquid secondary market exists for options of that series, but there is no assurance that such a market will exist, particularly in the case of over-the-counter options, since they can be closed out only with the other party to the transaction. Alternatively, the underlying fund could purchase an offsetting option, which would not close out its position as a seller, but would provide an asset of equal value to its obligation under the option sold. If the underlying fund is not able to enter into a closing purchase transaction or to purchase an offsetting option with respect to an option it has sold, it will be required to maintain the securities subject to the call or the collateral securing the option until a closing purchase transaction can be entered into (or the option is exercised or expires) even though it might not be advantageous to do so.

     Risks of Writing Options. By selling a call option, the underlying funds lose the potential for gain on the underlying security above the exercise price while the option is outstanding; by selling a put option the underlying funds might become obligated to purchase the underlying security at an exercise price that exceeds the then current market price.

PURCHASING CALL AND PUT OPTIONS

     The underlying funds could purchase call options to protect against anticipated increases in the prices of securities it wishes to acquire. Alternatively, call options could be purchased for capital appreciation. Since the premium paid for a call option is typically a small fraction of the price of the underlying security, a given amount of funds will purchase call options covering a much larger quantity of such security than could be purchased directly. By purchasing call options, the underlying funds could benefit from any significant increase in the price of the underlying security to a greater extent than had they invested the same amount in the security directly. However, because of the very high volatility of option premiums, the underlying funds would bear a significant risk of losing the entire premium if the price of the underlying security did not rise sufficiently, or if it did not do so before the option expired.

     Put options may be purchased to protect against anticipated declines in the market value of either specific portfolio securities or of the underlying funds' assets generally. Alternatively, put options may be purchased for capital appreciation in anticipation of a price decline in the underlying security and a corresponding increase in the value of the put option. The purchase of put options for capital appreciation involves the same significant risk of loss as described above for call options.

     In any case, the purchase of options for capital appreciation would increase the underlying funds' volatility by increasing the impact of changes in the market price of the underlying securities on the underlying funds' net asset value.

OPTIONS ON STOCK INDICES

     Options on stock indices are similar to options on stock, but the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive an amount of cash which amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

     Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower index such as the Standard & Poor's 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. A stock index fluctuates with changes in the market values of the stocks included in the index. Options are currently traded on several exchanges.

     Gain or loss to the underlying funds on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities. As with stock options, the underlying funds may offset its position in stock index options prior to expiration by entering into a closing transaction or it may let the option expire unexercised.

OPTIONS ON FOREIGN CURRENCIES

     The International Growth Fund may purchase and write options on foreign currencies in a manner similar to that in which forward contracts or futures contracts on foreign currencies will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. To protect against such diminutions in the value of portfolio securities, the International Growth Fund may purchase put options on the foreign currency. If the value of the currency does decline, the International Growth Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

     Conversely, where a rise in the dollar value of a foreign currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the International Growth Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the International Growth Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated the International Growth Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

     The International Growth Fund may write options on foreign currencies for the same types of purposes. For example, where the International Growth Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

     Similarly, instead of purchasing a call option to protect against an anticipated increase in the dollar cost of securities to be acquired, the International Growth Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the International Growth Fund to protect against such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the International Growth Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the International Growth Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

     The International Growth Fund intends to write covered call options on foreign currencies. A call option written on a foreign currency by the International Growth Fund is "covered" if the International Growth Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration as segregated by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the International Growth Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is segregated by the Fund in cash and/or liquid securities.

     The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market (conducted directly between currency traders, usually large commercial banks, and their customers) involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

     The International Growth Fund may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to protect against a decline in the U.S. dollar value of a security which the International Growth Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the International Growth Fund collateralizes the option by segregating cash and/or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

FUTURES CONTRACTS

     The underlying funds may engage in transactions involving futures contracts and options on futures contracts in accordance with the rules and interpretations of the Commodity Futures Trading Commission ("CFTC") under which the underlying funds would be exempt from registration as a "commodity pool."

     An index futures contract is an agreement pursuant to which a party agrees to take or make delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the index value at a specified time and the price at which the futures contract originally was struck. No physical delivery of the underlying securities in the index is made.

     The International Growth Fund may enter into contracts for the purchase or sale for future delivery of securities or foreign currencies, or contracts based on financial indices including any stock index or index of U.S. government securities, foreign government securities or corporate debt securities.

     Currently, securities index futures contracts can be purchased with respect to several indices on various exchanges. Differences in the securities included in the indices may result in differences in correlation of the futures contracts with movements in the value of the securities being hedged. The International Growth Fund also may invest in foreign stock index futures contracts traded outside the United States which involve additional risks including fluctuations in foreign exchange rates, foreign currency exchange controls, political and economic instability, differences in financial reporting and securities regulation and trading, and foreign taxation issues.

     Initial and Variation Margin. In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale of a futures contract. Initially, the underlying funds are required to deposit an amount of cash and/or liquid securities equal to a percentage (which will normally range between 1% and 10%) of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act or with its custodian in an account in the broker's name. This amount is known as initial margin. The nature of initial margin in futures contract transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the underlying funds upon termination of the futures contract and satisfaction of its contractual obligations. Subsequent payments to and from the initial margin account, called variation margin, are made on a daily basis as the price of the underlying securities or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to market.

     For example, when an underlying fund purchases a futures contract and the price of the underlying security or index rises, that position increases in value, and the underlying fund receives a variation margin payment equal to that increase in value. Conversely, where an underlying fund purchases a futures contract and the value of the underlying security or index declines, the position is less valuable, and the underlying fund is required to make a variation margin payment.

     At any time prior to expiration of the futures contract, the underlying fund may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the underlying fund, and the underlying fund realizes a loss or a gain.

     Futures Contract Strategies. When the underlying funds anticipate a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when the underlying funds are otherwise fully invested ("anticipatory hedge"). Such purchase of a futures contract would serve as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The underlying funds may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the underlying funds' securities ("defensive hedge"). To the extent that the underlying funds' portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts would substantially reduce the risk to the underlying funds of a market decline and, by so doing, provides an alternative to the liquidation of securities positions in the underlying funds. Ordinarily, transaction costs associated with futures contract transactions are lower than transaction costs that would be incurred in the purchase and sale of the underlying securities.

     Special Risks Associated with Futures Contract Transactions. There are several risks connected with the use of futures contracts. These include the risk of imperfect correlation between movements in the price of the futures contracts and of the underlying securities or index; the risk of market distortion; the risk of illiquidity; and the risk of error in anticipating price movement.

     There may be an imperfect correlation (or no correlation) between movements in the price of the futures contracts and of the securities being hedged. The risk of imperfect correlation increases as the composition of the securities being hedged diverges from the securities upon which the futures contract is based. If the price of the futures contract moves less than the price of the securities being hedged, the hedge will not be fully effective. To compensate for the imperfect correlation, the underlying funds could buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is greater than the historical volatility of the securities underlying the futures contract. Conversely, the underlying funds could buy or sell futures contracts in a lesser dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is less than the historical volatility of the securities underlying the futures contracts. It is also possible that the value of futures contracts held by the underlying funds could decline at the same time as portfolio securities being hedged; if this occurred, the underlying funds would lose money on the futures contract in addition to suffering a decline in value in the portfolio securities being hedged.

     There is also the risk that the price of futures contracts may not correlate perfectly with movements in the securities or index underlying the futures contract due to certain market distortions. First, all participants in the futures contract market are subject to margin depository and maintenance requirements. Rather than meet additional margin depository requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the futures contract market and the securities or index underlying the futures contract. Second, from the point of view of speculators, the deposit requirements in the futures contract market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures contract markets may cause temporary price distortions. Due to the possibility of price distortion in the futures contract markets and because of the imperfect correlation between movements in futures contracts and movements in the securities underlying them, a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction.

     There is also the risk that futures contract markets may not be sufficiently liquid. Futures contracts may be closed out only on an exchange or board of trade that provides a market for such futures contracts. Although the underlying funds intend to purchase or sell futures contracts only on exchanges and boards of trade where there appears to be an active secondary market, there can be no assurance that an active secondary market will exist for any particular contract or at any particular time. In the event of such illiquidity, it might not be possible to close a futures contract position and, in the event of adverse price movement, the underlying funds would continue to be required to make daily payments of variation margin. Since the securities being hedged would not be sold until the related futures contract is sold, an increase, if any, in the price of the securities may to some extent offset losses on the related futures contract. In such event, the underlying funds would lose the benefit of the appreciation in value of the securities.

     Successful use of futures contracts is also subject to the Adviser's ability to correctly predict the direction of movements in the market. For example, if the underlying funds hedge against a decline in the market, and market prices instead advance, the underlying funds will lose part or all of the benefit of the increase in value of its securities holdings because it will have offsetting losses in futures contracts. In such cases, if the underlying funds have insufficient cash, it may have to sell portfolio securities at a time when it is disadvantageous to do so to meet the daily variation margin.

     Although the underlying funds intend to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most U.S. futures contract exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices would move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures contract positions and subjecting some futures contract traders to substantial losses. In such event, and in the event of adverse price movements, the underlying funds would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

     The underlying funds will not enter into futures contracts or options transactions (except for closing transactions) other than for bona fide hedging purposes if, immediately thereafter, the sum of its initial margin and premiums on open futures contracts and options exceed 5% of the fair market value of the underlying funds' assets; however, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. To prevent leverage in connection with the purchase of futures contracts by the underlying funds, the underlying funds will segregate cash and/or liquid securities in an amount at least equal to the market value of the obligation under the futures contracts (less any related margin deposits).

OPTIONS ON FUTURES CONTRACTS

     The underlying funds could also purchase and write options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option period. As a writer of an option on a futures contract, the underlying funds would be subject to initial margin and maintenance requirements similar to those applicable to futures contracts. In addition, net option premiums received by the underlying funds are required to be included as initial margin deposits. When an option on a futures contract is exercised, delivery of the futures contract position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The underlying funds could purchase put options on futures contracts in lieu of, and for the same purposes as, the sale of a futures contract; at the same time, it could write put options at a lower strike price (a "put bear spread") to offset part of the cost of the strategy to the underlying funds. The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contracts.

     Risks of Transactions in Options on Futures Contracts. In addition to the risks described above which apply to all options transactions, there are several special risks relating to options on futures contracts. The Adviser will not purchase options on futures contracts on any exchange unless in the Adviser's opinion, a liquid secondary exchange market for such options exists. Compared to the use of futures contracts, the purchase of options on futures contracts involves less potential risk to the underlying funds because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances, such as when there is no movement in the price of the underlying security or index, when the use of an option on a futures contract would result in a loss to the underlying funds when the use of a futures contract would not.

ADDITIONAL RISKS OF OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Option positions of all investment companies advised by the Adviser are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the underlying funds may write.

     In the event of the bankruptcy of a broker through which the underlying funds engage in transactions in options, futures contracts or options on futures contracts, the underlying funds could experience delays or losses in liquidating open positions purchased or incur a loss of all or part of its margin deposits. Transactions are entered into by the underlying funds only with brokers or financial institutions deemed creditworthy by the Adviser.

     Unlike transactions entered into by the International Growth Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, subject to SEC regulation. Similarly, options on currencies may be traded OTC. In an OTC trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could, therefore, continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

     Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the International Growth Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

     The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

     In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the International Growth Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume.

STRUCTURED NOTES

     Structured Notes are derivatives, the amount of principal repayment and/or interest payments of which is based upon the movement of one or more factors. These factors may include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and the London Interbank Offered
Rate) and stock indices such as the S&P 500 Index. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The International Growth Fund may use structured notes to tailor their investments to the specific risks and returns that the International Growth Fund is willing to accept, while avoiding or reducing certain other risks.

SWAP CONTRACTS

     A swap contract is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and an agreed upon notional amount. The term "specified index" may include, but is not limited to, currencies, fixed interest rates, prices, total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, the International Growth Fund may agree to swap the return generated by a fixed-income index for the return generated by a second fixed-income index. The currency swaps in which the International Growth Fund may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

     The swaps in which the International Growth Fund may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the International Growth Fund is contractually obligated to make. If the other party to a swap defaults, the International Growth Fund's risk of loss consists of the net amount of payments that the International Growth Fund is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the International Growth Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

     The International Growth Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the International Growth Fund receiving or paying, as the case may be, only the net amount of the two payments. The International Growth Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the portfolio) and, to avoid any potential leveraging of the International Growth Fund, the International Growth Fund will segregate cash or liquid securities in an amount at least equal to any accrued but unpaid net amounts owed to the swap counterparty. To the extent that these swaps, caps, floors, and collars are entered into for hedging purposes, the International Growth Fund believes such obligations do not constitute "senior securities" under the 1940 Act and, accordingly, will not treat them as being subject to the International Growth Fund's borrowing restrictions. The International Growth Fund may enter into over-the-counter derivatives transactions (swaps, caps, floors, puts, etc., but excluding foreign exchange contracts) with counterparties that are approved by the Adviser in accordance with guidelines established by the Board of Trustees. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties with ratings below AA.

     The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the International Growth Fund's investment adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the portfolio would be less favorable than it would have been if this investment technique were not used.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

     Many Strategic Transactions, in addition to other requirements, require that the underlying funds segregate cash and/or liquid securities to the extent the underlying funds' obligations are not otherwise "covered" as described above. In general, either the full amount of any obligation by the underlying funds to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered (or securities convertible into the needed securities without additional consideration), or, subject to applicable regulatory restrictions, the underlying funds must segregate cash and/or liquid securities in an amount at least equal to the current amount of the obligation. In the case of a futures contract or an option on a futures contract, the underlying funds must deposit initial margin and possible daily variation margin in addition to segregating cash and/or liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. With respect to swaps, the International Growth Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash and/or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of cash and/or liquid securities with a value equal to the International Growth Fund's net obligation, if any.


     Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The International Growth Fund also may enter into offsetting transactions so that its combined position, coupled with any segregated cash and/or liquid securities, equals its net outstanding obligation. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate.


                            INVESTMENT RESTRICTIONS

     The Fund has adopted the following fundamental investment restrictions which may not be changed without shareholder approval by the vote of a majority of its outstanding voting securities which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund's voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitations on illiquid securities and borrowings, the percentage limitations apply at the time of purchase and on an ongoing basis. These restrictions provide that the Fund shall not:

     1. Issue senior securities nor borrow money, except the Fund may issue senior securities or borrow money to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

     2. Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

     3. Invest in any security if, as a result, 25% or more of the value of the Fund's total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except (a) excluding securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or securities of state and municipal governments or their political subdivisions, (b) when the Fund has taken a temporary defensive position, or (c) as otherwise provided by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

     4. Purchase or sell real estate except that the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (f) as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

     5. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

     6. Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.


     The latter part of certain of the Fund's fundamental investment restrictions (i.e., the references to "as may otherwise be permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or
(iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time") provide the Fund with flexibility to change its limitations in connection with changes in applicable law, rules, regulations or exemptive relief. The language used in these restrictions provides the necessary flexibility to allow the Fund's Board to respond efficiently to these kinds of developments without the delay and expense of a shareholder meeting.


     The Fund has an operating policy, which may be changed by the Fund's Board of Trustees, not to borrow money except for temporary purposes and then in an amount not in excess of 5% of the value of the total assets of the Fund at the time the borrowing is made.

     Each underlying Fund has also adopted investment restrictions, which may be more restrictive than the restrictions above.

                             TRUSTEES AND OFFICERS

     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

                              INDEPENDENT TRUSTEES


                                                                                          NUMBER OF
                                              TERM OF                                      FUNDS IN
                                             OFFICE AND                                      FUND
                                POSITION(S)  LENGTH OF                                     COMPLEX
NAME, AGE AND ADDRESS            HELD WITH      TIME     PRINCIPAL OCCUPATION(S)           OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE             FUND        SERVED    DURING PAST 5 YEARS              BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (62)                Trustee        +       Chairman and Chief Executive         72       Trustee/Director/
Blistex Inc.                                             Officer of Blistex Inc., a                    Managing General
1800 Swift Drive                                         consumer health care products                 Partner of funds in
Oak Brook, IL 60523                                      manufacturer.                                 the Fund Complex.
                                                                                                       Director of the
                                                                                                       Heartland Alliance, a
                                                                                                       nonprofit
                                                                                                       organization serving
                                                                                                       human needs based in
                                                                                                       Chicago. Board member
                                                                                                       of the Illinois
                                                                                                       Manufacturers'
                                                                                                       Association.

Jerry D. Choate (68)              Trustee        +       Prior to January 1999, Chairman      72       Trustee/Director/
33971 Selva Road                                         and Chief Executive Officer of                Managing General
Suite 130                                                the Allstate Corporation                      Partner of funds in
Dana Point, CA 92629                                     ("Allstate") and Allstate                     the Fund Complex.
                                                         Insurance Company. Prior to                   Director of H&R
                                                         January 1995, President and                   Block, Amgen Inc., a
                                                         Chief Executive Officer of                    biotechnological
                                                         Allstate. Prior to August 1994,               company, and Valero
                                                         various management positions at               Energy Corporation,
                                                         Allstate.                                     an independent
                                                                                                       refining company.

Rod Dammeyer (66)                 Trustee        +       President of CAC, L.L.C., a          72       Trustee/Director/Managing
CAC, L.L.C.                                              private company offering                      General Partner of
4350 LaJolla Village Drive                               capital investment and                        funds in the Fund
Suite 980                                                management advisory services.                 Complex. Director of
San Diego, CA 92122-6223                                                                               Quidel Corporation,
                                                                                                       Stericycle, Inc.,
                                                                                                       Ventana Medical
                                                                                                       Systems, Inc. and
                                                                                                       Trustee of The
                                                                                                       Scripps Research
                                                                                                       Institute. Prior to
                                                                                                       April 2007, Director
                                                                                                       of GATX Corporation.
                                                                                                       Prior to April 2004,
                                                                                                       Director of Thera
                                                                                                       Sense, Inc. Prior to
                                                                                                       January 2004,
                                                                                                       Director of TeleTech
                                                                                                       Holdings Inc. and
                                                                                                       Arris Group, Inc.


                                                                                          NUMBER OF
                                              TERM OF                                      FUNDS IN
                                             OFFICE AND                                      FUND
                                POSITION(S)  LENGTH OF                                     COMPLEX
NAME, AGE AND ADDRESS            HELD WITH      TIME     PRINCIPAL OCCUPATION(S)           OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE             FUND        SERVED    DURING PAST 5 YEARS              BY TRUSTEE   HELD BY TRUSTEE
Linda Hutton Heagy++ (59)         Trustee        +       Managing Partner of Heidrick &       72       Trustee/Director/
Heidrick & Struggles                                     Struggles, an international                   Managing General
233 South Wacker Drive                                   executive search firm. Prior to               Partner of funds in
Suite 7000                                               1997, Partner of Ray &                        the Fund Complex.
Chicago, IL 60606                                        Berndtson, Inc., an executive                 Trustee on the
                                                         recruiting firm. Prior to 1995,               University of Chicago
                                                         Executive Vice President of ABN               Hospitals Board, Vice
                                                         AMRO, N.A., a bank holding                    Chair of the Board of
                                                         company. Prior to 1990,                       the YMCA of
                                                         Executive Vice President of The               Metropolitan Chicago
                                                         Exchange National Bank.                       and a member of the
                                                                                                       Women's Board of the
                                                                                                       University of
                                                                                                       Chicago.

R. Craig Kennedy (55)             Trustee        +       Director and President of the        72       Trustee/Director/
1744 R Street, NW                                        German Marshall Fund of the                   Managing General
Washington, DC 20009                                     United States, an independent                 Partner of funds in
                                                         U.S. foundation created to                    the Fund Complex.
                                                         deepen understanding, promote
                                                         collaboration and stimulate
                                                         exchanges of practical
                                                         experience between Americans
                                                         and Europeans. Formerly,
                                                         advisor to the Dennis Trading
                                                         Group Inc., a managed futures
                                                         and option company that invests
                                                         money for individuals and
                                                         institutions. Prior to 1992,
                                                         President and Chief Executive
                                                         Officer, Director and member of
                                                         the Investment Committee of the
                                                         Joyce Foundation, a private
                                                         foundation.

Howard J Kerr (71)                Trustee        +       Prior to 1998, President and         72       Trustee/Director/
14 Huron Trace                                           Chief Executive Officer of                    Managing General
Galena, IL 61036                                         Pocklington Corporation, Inc.,                Partner of funds in
                                                         an investment holding company.                the Fund Complex.
                                                                                                       Director of the Lake
                                                                                                       Forest Bank & Trust.
                                                                                                       Director of the
                                                                                                       Marrow Foundation.

Jack E. Nelson (71)               Trustee        +       President of Nelson Investment       72       Trustee/Director/
423 Country Club Drive                                   Planning Services, Inc., a                    Managing General
Winter Park, FL 32789                                    financial planning company and                Partner of funds in
                                                         registered investment adviser                 the Fund Complex.
                                                         in the State of Florida.
                                                         President of Nelson Ivest
                                                         Brokerage Services Inc., a
                                                         member of the NASD, Securities
                                                         Investors Protection Corp. and
                                                         the Municipal Securities
                                                         Rulemaking Board. President of
                                                         Nelson Sales and Services
                                                         Corporation, a marketing and
                                                         services company to support
                                                         affiliated companies.


                                                                                          NUMBER OF
                                              TERM OF                                      FUNDS IN
                                             OFFICE AND                                      FUND
                                POSITION(S)  LENGTH OF                                     COMPLEX
NAME, AGE AND ADDRESS            HELD WITH      TIME     PRINCIPAL OCCUPATION(S)           OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE             FUND        SERVED    DURING PAST 5 YEARS              BY TRUSTEE   HELD BY TRUSTEE
Hugo F. Sonnenschein (66)         Trustee        +       President Emeritus and Honorary      72       Trustee/Director/
1126 E. 59th Street                                      Trustee of the University of                  Managing General
Chicago, IL 60637                                        Chicago and the Adam Smith                    Partner of funds in
                                                         Distinguished Service Professor               the Fund Complex.
                                                         in the Department of Economics                Trustee of the
                                                         at the University of Chicago.                 University of
                                                         Prior to July 2000, President                 Rochester and a
                                                         of the University of Chicago.                 member of its
                                                                                                       investment committee.
                                                                                                       Member of the
                                                                                                       National Academy of
                                                                                                       Sciences, the
                                                                                                       American
                                                                                                       Philosophical Society
                                                                                                       and a fellow of the
                                                                                                       American Academy of
                                                                                                       Arts and Sciences.

Suzanne H. Woolsey, Ph.D. (65)    Trustee        +       Chief Communications Officer of      72       Trustee/Director/
815 Cumberstone Road                                     the National Academy of                       Managing General
Harwood, MD 20776                                        Sciences/ National Research                   Partner of funds in
                                                         Council, an independent,                      the Fund Complex.
                                                         federally chartered policy                    Director of Fluor
                                                         institution, from 2001 to                     Corp., an
                                                         November 2003 and Chief                       engineering,
                                                         Operating Officer from 1993 to                procurement and
                                                         2001. Prior to 1993, Executive                construction
                                                         Director of the Commission on                 organization, since
                                                         Behavioral and Social Sciences                January 2004.
                                                         and Education at the National                 Director of
                                                         Academy of Sciences/National                  Intelligent Medical
                                                         Research Council. From 1980                   Devices, Inc., a
                                                         through 1989, Partner of                      symptom based
                                                         Coopers & Lybrand.                            diagnostic tool for
                                                                                                       physicians and
                                                                                                       clinical labs.
                                                                                                       Director of the
                                                                                                       Institute for Defense
                                                                                                       Analyses, a federally
                                                                                                       funded research and
                                                                                                       development center,
                                                                                                       Director of the
                                                                                                       German Marshall Fund
                                                                                                       of the United States,
                                                                                                       Director of the Rocky
                                                                                                       Mountain Institute
                                                                                                       and Trustee of
                                                                                                       California Institute
                                                                                                       of Technology and the
                                                                                                       Colorado College.

                              INTERESTED TRUSTEE*


                                                                                          NUMBER OF
                                              TERM OF                                      FUNDS IN
                                             OFFICE AND                                      FUND
                                POSITION(S)  LENGTH OF                                     COMPLEX
NAME, AGE AND ADDRESS            HELD WITH      TIME     PRINCIPAL OCCUPATION(S)           OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS              BY TRUSTEE   HELD BY TRUSTEE
Wayne W. Whalen* (67)             Trustee        +       Partner in the law firm of           72       Trustee/Director/
333 West Wacker Drive                                    Skadden, Arps, Slate, Meagher &               Managing General
Chicago, IL 60606                                        Flom LLP, legal counsel to                    Partner of funds in
                                                         funds in the Fund Complex.                    the Fund Complex.
                                                                                                       Director of the
                                                                                                       Abraham Lincoln
                                                                                                       Presidential Library
                                                                                                       Foundation.


------------------------------------

 + See Table D below.


++ As indicated above, Ms. Heagy is an employee of Heidrick and Struggles, an international executive search firm ("Heidrick"). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been unrelated to Van Kampen's or Morgan Stanley's asset management businesses and have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley. Ms. Heagy does own common shares of Heidrick (representing less than 1% of Heidrick's outstanding common shares).


 * Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

                                    OFFICERS


                                                     TERM OF
                                                    OFFICE AND
                                   POSITION(S)      LENGTH OF
NAME, AGE AND                       HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND           SERVED    DURING PAST 5 YEARS

Ronald E. Robison (68)          President and          +++      President of funds in the Fund Complex since September 2005
522 Fifth Avenue                Principal                       and Principal Executive Officer of funds in the Fund Complex
New York, NY 10036              Executive                       since May 2003. Managing Director of Van Kampen Advisors
                                Officer                         Inc. since June 2003. Director of Investor Services since
                                                                September 2002. Director of the Adviser, Van Kampen
                                                                Investments and Van Kampen Exchange Corp. since January
                                                                2005. Managing Director of Morgan Stanley and Morgan Stanley
                                                                & Co. Incorporated. Managing Director and Director of Morgan
                                                                Stanley Investment Management Inc. Chief Administrative
                                                                Officer, Managing Director and Director of Morgan Stanley
                                                                Investment Advisors Inc. and Morgan Stanley Services Company
                                                                Inc. Managing Director and Director of Morgan Stanley
                                                                Distributors Inc. and Morgan Stanley Distribution Inc. Chief
                                                                Executive Officer and Director of Morgan Stanley Trust.
                                                                Executive Vice President and Principal Executive Officer of
                                                                the Institutional and Retail Morgan Stanley Funds. Director
                                                                of Morgan Stanley SICAV. Previously, Chief Global Operations
                                                                Officer of Morgan Stanley Investment Management Inc. and
                                                                Executive Vice President of funds in the Fund Complex from
                                                                May 2003 to September 2005.

Dennis Shea (54)                Vice President         +++      Managing Director of Morgan Stanley Investment Advisors
522 Fifth Avenue                                                Inc., Morgan Stanley Investment Management Inc., the Adviser
New York, NY 10036                                              and Van Kampen Advisors Inc., Chief Investment
                                                                Officer-Global Equity of the same entities since February
                                                                2006. Vice President of Morgan Stanley Institutional and
                                                                Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006. Previously, Managing
                                                                Director and Director of Global Equity Research at Morgan
                                                                Stanley from April 2000 to February 2006.

J. David Germany (52)           Vice President         +++      Managing Director of Morgan Stanley Investment Advisors
20 Bank Street                                                  Inc., Morgan Stanley Investment Management Inc., the Adviser
Canary Wharf                                                    and Van Kampen Advisors Inc., Chief Investment Officer -
London, GBR E14 4AD                                             Global Fixed Income of the same entities since December
                                                                2005. Managing Director and Director of Morgan Stanley
                                                                Investment Management Ltd. Director of Morgan Stanley
                                                                Investment Management (ACD) Limited since December 2003.
                                                                Vice President of Morgan Stanley Institutional and Retail
                                                                Funds since February 2006. Vice President of funds in the
                                                                Fund Complex since March 2006.

Amy R. Doberman (45)            Vice President         +++      Managing Director and General Counsel-U.S. Investment
522 Fifth Avenue                                                Management; Managing Director of Morgan Stanley Investment
New York, NY 10036                                              Management Inc., Morgan Stanley Investment Advisors Inc. and
                                                                the Adviser. Vice President of the Morgan Stanley
                                                                Institutional and Retail Funds since July 2004 and Vice
                                                                President of funds in the Fund Complex since August 2004.
                                                                Previously, Managing Director and General Counsel of
                                                                Americas, UBS Global Asset Management from July 2000 to July
                                                                2004 and General Counsel of Aeltus Investment Management,
                                                                Inc. from January 1997 to July 2000.

Stefanie V. Chang (40)          Vice President         +++      Executive Director of Morgan Stanley Investment Management
522 Fifth Avenue                and Secretary                   Inc. Vice President and Secretary of funds in the Fund
New York, NY 10036                                              Complex.

John L. Sullivan (51)           Chief Compliance       +++      Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza - Suite 100    Officer                         August 2004. Prior to August 2004, Director and Managing
Oakbrook Terrace, IL 60181                                      Director of Van Kampen Investments, the Adviser, Van Kampen
                                                                Advisors Inc. and certain other subsidiaries of Van Kampen
                                                                Investments, Vice President, Chief Financial Officer and
                                                                Treasurer of funds in the Fund Complex and head of Fund
                                                                Accounting for Morgan Stanley Investment Management Inc.
                                                                Prior to December 2002, Executive Director of Van Kampen
                                                                Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (45)          Chief Financial        +++      Executive Director of Morgan Stanley Investment Management
1 Parkview Plaza - Suite 100    Officer and                     Inc. since June 2007. Chief Financial Officer and Treasurer
Oakbrook Terrace, IL 60181      Treasurer                       of the funds in the Fund Complex since June 2007. Prior to
                                                                June 2007, Senior Vice President of Northern Trust Company,
                                                                Treasurer and Principal Financial Officer of Northern Trust
                                                                U.S. mutual fund complex.


------------------------------------


+++ See Table E below.

COMPENSATION

     Each trustee/director/managing general partner (hereinafter referred to in this section as "trustee") who is not an affiliated person (as defined in the 1940 Act) of Van Kampen Investments, the Adviser or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to funds in the Fund Complex. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a deferred compensation plan to its Non-Affiliated Trustees that allows such trustees to defer receipt of their compensation until retirement and earn a return on such deferred amounts. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund. Deferring compensation has the same economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met. Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from the Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit per year for each of the 10 years following such retirement from the Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from the Fund.

     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE


                                                              Fund Complex
                                              ---------------------------------------------
                                                               Aggregate
                                               Aggregate       Estimated
                                              Pension or        Maximum           Total
                                              Retirement        Annual        Compensation
                               Aggregate       Benefits      Benefits from       before
                              Compensation    Accrued as       the Fund       Deferral from
                                from the        Part of      Complex Upon         Fund
            Name                Trust(1)      Expenses(2)    Retirement(3)     Complex(4)
            ----              ------------    -----------    -------------    -------------
INDEPENDENT TRUSTEES
David C. Arch                   $17,577        $ 35,373        $105,000         $259,418
Jerry D. Choate                  17,602          80,600         105,000          254,394
Rod Dammeyer                     17,577          64,051         105,000          259,418
Linda Hutton Heagy               17,602          25,769         105,000          254,394
R. Craig Kennedy                 17,602          18,372         105,000          254,394
Howard J Kerr                    17,577         140,735         143,750          259,418
Jack E. Nelson                   15,770          92,953         105,000          238,523
Hugo F. Sonnenschein             17,577          64,671         105,000          259,418
Suzanne H. Woolsey               17,602          57,060         105,000          254,394
INTERESTED TRUSTEE
Wayne W. Whalen                  17,577          67,997         105,000          259,418


------------------------------------

(1) The amounts shown in this column represent the aggregate compensation before deferral from all operating series of the Trust during the fiscal year ended March 31,

2007. The details of aggregate compensation before deferral for each operating series of the Trust during the fiscal year ended March 31, 2007 are shown in Table A below. The details of compensation deferred for each operating series of the Trust during the fiscal year ended March 31, 2007 are shown in Table B below. The details of cumulative deferred compensation (including interest) for each operating series of the Trust as of March 31, 2007 are shown in Table C below. The deferred compensation plan is described above the Compensation Table.



(2) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating funds in the Fund Complex for each of the trustees for the funds' respective fiscal years ended in 2006. The retirement plan is described above the Compensation Table.



(3) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex as of the date of this Statement of Additional Information for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The retirement plan is described above the Compensation Table. Each trustee has served as a member of the Board of Trustees since the year set forth in Table D below.



(4) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2006 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.


                                    TABLE A


                    FISCAL YEAR 2007 AGGREGATE COMPENSATION

                         FROM THE TRUST AND EACH SERIES


                                                                           INDEPENDENT TRUSTEES
                             FISCAL    ---------------------------------------------------------------------------------------------
FUND NAME                   YEAR-END    ARCH     CHOATE    DAMMEYER    HEAGY    KENNEDY    KERR     NELSON    SONNENSCHEIN   WOOLSEY
---------                   --------    ----     ------    --------    -----    -------    ----     ------    ------------   -------
Aggressive Growth Fund.....   3/31     $ 3,084   $ 3,087   $ 3,084    $ 3,087   $3,087    $ 3,084   $ 2,858     $ 3,084      $3,084
Asset Allocation
 Conservative Fund.........   3/31         469       469       469        469      469        469       469         469         469
Asset Allocation Growth
 Fund......................   3/31         471       471       471        471      471        471       471         471         471
Asset Allocation Moderate
 Fund......................   3/31         471       471       471        471      471        471       471         471         471
Core Equity Fund*..........   3/31           0         0         0          0        0          0         0           0           0
Disciplined Small Cap Value
 Fund......................   3/31           0         0         0          0        0          0         0           0           0
Leaders Fund...............   3/31       1,570     1,572     1,570      1,572    1,572      1,570     1,343       1,570       1,570
Mid Cap Growth Fund........   3/31       2,938     2,942     2,938      2,942    2,942      2,938     2,713       2,938       2,938
Select Growth Fund.........   3/31       1,528     1,531     1,528      1,531    1,531      1,528     1,302       1,528       1,528
Small Cap Growth Fund......   3/31       1,814     1,817     1,814      1,817    1,817      1,814     1,588       1,814       1,814
Small Cap Value Fund.......   3/31       1,867     1,870     1,867      1,870    1,870      1,867     1,641       1,867       1,867
Small Company Growth
 Fund*.....................   3/31     0......         0         0          0        0          0         0           0           0
Utility Fund...............   3/31       1,577     1,581     1,577      1,581    1,581      1,577     1,352       1,577       1,577
Value Opportunities Fund...   3/31       1,788     1,791     1,788      1,791    1,791      1,788     1,562       1,788       1,788
                              ----     -------   -------   -------    -------   -------   -------   -------     -------      -------
 Equity Trust Total........            $17,577   $17,602   $17,577    $17,602   $17,602   $17,577   $15,770     $17,577      $17,577

                             INTERESTED
                              TRUSTEE
                             ----------
FUND NAME                      WHALEN
---------                      ------
Aggressive Growth Fund.....   $ 3,087
Asset Allocation
 Conservative Fund.........       469
Asset Allocation Growth
 Fund......................       471
Asset Allocation Moderate
 Fund......................       471
Core Equity Fund*..........         0
Disciplined Small Cap Value
 Fund......................         0
Leaders Fund...............     1,572
Mid Cap Growth Fund........     2,942
Select Growth Fund.........     1,531
Small Cap Growth Fund......     1,817
Small Cap Value Fund.......     1,870
Small Company Growth
 Fund*.....................         0
Utility Fund...............     1,581
Value Opportunities Fund...     1,791
                              -------
 Equity Trust Total........   $17,602


------------------------------------


* Had not commenced investment operations as of March 31, 2007.

                                    TABLE B


                FISCAL YEAR 2007 AGGREGATE COMPENSATION DEFERRED

                         FROM THE TRUST AND EACH SERIES


                                                                   INDEPENDENT TRUSTEES
                                      FISCAL  ---------------------------------------------------------------
FUND NAME                            YEAR-END CHOATE    DAMMEYER    HEAGY    KENNEDY   NELSON    SONNENSCHEIN
---------                            -------- ------    --------    -----    -------   ------    ------------
Aggressive Growth Fund..............   3/31   $ 3,087   $ 3,084    $ 3,087   $1,544    $ 2,858     $ 3,084
Asset Allocation Conservative
  Fund..............................   3/31       469       469        469      235        469         469
Asset Allocation Growth Fund........   3/31       471       471        471      236        471         471
Asset Allocation Moderate Fund......   3/31       471       471        471      236        471         471
Core Equity Fund*...................   3/31         0         0          0        0          0           0
Disciplined Small Cap Value Fund....   3/31         0         0          0        0          0           0
Leaders Fund........................   3/31     1,572     1,570      1,572      786      1,343       1,570
Mid Cap Growth Fund.................   3/31     2,942     2,938      2,942    1,471      2,713       2,938
Select Growth Fund..................   3/31     1,531     1,528      1,531      766      1,302       1,528
Small Cap Growth Fund...............   3/31     1,817     1,814      1,817      909      1,588       1,814
Small Cap Value Fund................   3/31     1,870     1,867      1,870      935      1,641       1,867
Small Company Growth Fund*..........   3/31         0         0          0        0          0           0
Utility Fund........................   3/31     1,581     1,577      1,581      791      1,352       1,577
Value Opportunities Fund............   3/31     1,791     1,788      1,791      896      1,562       1,788
  Equity Trust Total................          $17,602   $17,577    $17,602   $8,805    $15,770     $17,577

                                      INTERESTED
                                       TRUSTEE
                                      ----------
FUND NAME                               WHALEN
---------                               ------
Aggressive Growth Fund..............   $ 3,084
Asset Allocation Conservative
  Fund..............................       469
Asset Allocation Growth Fund........       471
Asset Allocation Moderate Fund......       471
Core Equity Fund*...................         0
Disciplined Small Cap Value Fund....         0
Leaders Fund........................     1,570
Mid Cap Growth Fund.................     2,938
Select Growth Fund..................     1,528
Small Cap Growth Fund...............     1,814
Small Cap Value Fund................     1,867
Small Company Growth Fund*..........         0
Utility Fund........................     1,577
Value Opportunities Fund............     1,788
  Equity Trust Total................   $17,577


------------------------------------


* Had not commenced investment operations as of March 31, 2007.


                                    TABLE C

                        CUMULATIVE COMPENSATION DEFERRED
                 (PLUS INTEREST) FROM THE TRUST AND EACH SERIES


                                                                                  INDEPENDENT TRUSTEES
                                                 FISCAL    ------------------------------------------------------------------
FUND NAME                                       YEAR-END    CHOATE    DAMMEYER    HEAGY     KENNEDY    NELSON    SONNENSCHEIN
---------                                       --------    ------    --------    -----     -------    ------    ------------
Aggressive Growth Fund.........................   3/31     $ 24,128   $ 9,767    $ 28,830   $12,403   $ 38,744     $11,302
Asset Allocation Conservative Fund.............   3/31          477       474         480       242        475         482
Asset Allocation Growth Fund...................   3/31          479       476         482       243        477         484
Asset Allocation Moderate Fund.................   3/31          479       476         482       243        477         484
Core Equity Fund*..............................   3/31            0         0           0         0          0           0
Disciplined Small Cap Value Fund...............   3/31            0         0           0         0          0           0
Leaders Fund...................................   3/31        1,684     1,669       1,722       866      1,428       1,728
Mid Cap Growth Fund............................   3/31       21,907     8,822      24,729    11,616     34,144      10,479
Select Growth Fund.............................   3/31       12,766     5,641      12,711     3,723     12,654       6,667
Small Cap Growth Fund..........................   3/31       10,201     5,602      10,323     2,611     10,216       6,565
Small Cap Value Fund...........................   3/31       12,903     6,154      12,505     3,677     12,678       7,214
Small Company Growth Fund*.....................   3/31            0         0           0         0          0           0
Utility Fund...................................   3/31       12,626     5,473      18,504    22,891     48,242       6,452
Value Opportunities Fund.......................   3/31        9,313     5,588       9,501     2,014      9,370       6,549
                                                           --------   -------    --------   -------   --------     -------
 Equity Trust Total............................            $106,963   $50,142    $120,269   $60,529   $168,905     $58,406
                                                           ========   =======    ========   =======   ========     =======

                                                           FORMER              INTERESTED
                                                    INDEPENDENT TRUSTEES        TRUSTEE
                                                 ---------------------------   ----------
FUND NAME                                        BRANAGAN    REES     SISTO      WHALEN
---------                                        --------    ----     -----      ------
Aggressive Growth Fund.........................  $11,949    $    0   $ 3,945    $ 33,902
Asset Allocation Conservative Fund.............        0         0         0         477
Asset Allocation Growth Fund...................        0         0         0         479
Asset Allocation Moderate Fund.................        0         0         0         479
Core Equity Fund*..............................        0         0         0           0
Disciplined Small Cap Value Fund...............        0         0         0           0
Leaders Fund...................................        0         0         0       1,689
Mid Cap Growth Fund............................    9,648       226     3,173      29,798
Select Growth Fund.............................    2,628         0       222      13,084
Small Cap Growth Fund..........................    1,474         0         0      10,630
Small Cap Value Fund...........................    2,582         0       530      13,012
Small Company Growth Fund*.....................        0         0         0           0
Utility Fund...................................    7,996     1,979     4,199      30,239
Value Opportunities Fund.......................    1,057         0         0       9,787
                                                 -------    ------   -------    --------
 Equity Trust Total............................  $37,334    $2,205   $12,069    $143,576
                                                 =======    ======   =======    ========


------------------------------------


* Had not commenced investment operations as of March 31, 2007.

                                    TABLE D

          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST


                                               INDEPENDENT TRUSTEES
                                 -------------------------------------------------
FUND NAME                        ARCH   CHOATE   DAMMEYER   HEAGY   KENNEDY   KERR
---------                        ----   ------   --------   -----   -------   ----
Aggressive Growth Fund.........  2003   1999       2003     1996     1996     2003
Asset Allocation Conservative
 Fund..........................  2006   2006       2006     2006     2006     2006
Asset Allocation Moderate
 Fund..........................  2006   2006       2006     2006     2006     2006
Asset Allocation Growth Fund...  2006   2006       2006     2006     2006     2006
Core Equity Fund*..............  2007   2007       2007     2007     2007     2007
Disciplined Small Cap Value
 Fund..........................  2006   2006       2006     2006     2006     2006
Leaders Fund...................  2005   2005       2005     2005     2005     2005
Mid Cap Growth Fund............  2003   1999       2003     1995     1995     2003
Select Growth Fund.............  2003   2000       2003     2000     2000     2003
Small Cap Growth Fund..........  2003   2000       2003     2000     2000     2003
Small Cap Value Fund...........  2003   1999       2003     1999     1999     2003
Small Company Growth Fund*.....  2003   2000       2003     2000     2000     2003
Utility Fund...................  2003   1999       2003     1995     1993     2003
Value Opportunities Fund.......  2003   2001       2003     2001     2001     2003

                                                                   INTERESTED
                                      INDEPENDENT TRUSTEES          TRUSTEE
                                 -------------------------------   ----------
FUND NAME                        NELSON   SONNENSCHEIN   WOOLSEY     WHALEN
---------                        ------   ------------   -------     ------
Aggressive Growth Fund.........  1996         2003        1999        1996
Asset Allocation Conservative
 Fund..........................  2006         2006        2006        2006
Asset Allocation Moderate
 Fund..........................  2006         2006        2006        2006
Asset Allocation Growth Fund...  2006         2006        2006        2006
Core Equity Fund*..............  2007         2007        2007        2007
Disciplined Small Cap Value
 Fund..........................  2006         2006        2006        2006
Leaders Fund...................  2005         2005        2005        2005
Mid Cap Growth Fund............  1995         2003        1999        1995
Select Growth Fund.............  2000         2003        2000        2000
Small Cap Growth Fund..........  2000         2003        2000        2000
Small Cap Value Fund...........  1999         2003        1999        1999
Small Company Growth Fund*.....  2000         2003        2000        2000
Utility Fund...................  1993         2003        1999        1993
Value Opportunities Fund.......  2001         2003        2001        2001


------------------------------------


* Had not commenced investment operations as of March 31, 2007.


                                    TABLE E

          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST


                                                                   OFFICERS
                                       ----------------------------------------------------------------
FUND NAME                              CHANG   DOBERMAN   GERMANY   ROBISON   SCHULDT   SHEA   SULLIVAN
---------                              -----   --------   -------   -------   -------   ----   --------
Aggressive Growth Fund...............  2003      2004      2006      2003      2007     2006     1996
Asset Allocation Conservative Fund...  2006      2006      2006      2006      2007     2006     2006
Asset Allocation Moderate Fund.......  2006      2006      2006      2006      2007     2006     2006
Asset Allocation Growth Fund.........  2006      2006      2006      2006      2007     2006     2006
Core Equity Fund*....................  2007      2007      2007      2007      2007     2007     2007
Disciplined Small Cap Value Fund.....  2006      2006      2006      2006      2007     2006     2006
Leaders Fund.........................  2005      2005      2006      2005      2007     2006     2005
Mid Cap Growth Fund..................  2003      2004      2006      2003      2007     2006     1996
Select Growth Fund...................  2003      2004      2006      2003      2007     2006     2000
Small Cap Growth Fund................  2003      2004      2006      2003      2007     2006     2000
Small Cap Value Fund.................  2003      2004      2006      2003      2007     2006     1999
Small Company Growth Fund*...........  2003      2004      2006      2003      2007     2006     2000
Utility Fund.........................  2003      2004      2006      2003      2007     2006     1996
Value Opportunities Fund.............  2003      2004      2006      2003      2007     2006     2001


------------------------------------


* Had not commenced investment operations as of March 31, 2007.


BOARD COMMITTEES

     The Board of Trustees has three standing committees (an audit committee, a brokerage and services committee and a governance committee). Each committee is comprised solely of "Independent Trustees", which is defined for purposes herein as trustees who: (1) are not "interested persons" of the Fund as defined by the 1940 Act and (2) are "independent" of the Fund as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards.

     The Board's audit committee consists of Jerry D. Choate, Rod Dammeyer and
R. Craig Kennedy. In addition to being Independent Trustees as defined above, each of these trustees also meets the additional independence requirements for audit committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The audit committee makes recommendations to the Board of Trustees concerning the selection of the Fund's independent registered public accounting firm, reviews with such independent registered public accounting firm the scope and results of the Fund's annual audit and considers any comments which the independent registered public accounting firm may have regarding the Fund's financial statements, accounting records or internal controls. The Board of Trustees has adopted a formal written charter for the audit committee which sets forth the audit committee's responsibilities. The audit committee has reviewed and discussed the financial statements of the Fund with management as well as with the independent registered public accounting firm of the Fund, and discussed with the independent registered public accounting firm the matters required to be discussed under the Statement of Auditing Standards No. 61. The audit committee has received the written disclosures and the letter from the independent registered public accounting firm required under Independence Standards Board Standard No. 1 and has discussed with the independent registered public accounting firm its independence. Based on this review, the audit committee recommended to the Board of Trustees of the Fund that the Fund's audited financial statements be included in the Fund's annual report to shareholders for the most recent fiscal year for filing with the SEC.


     The Board's brokerage and services committee consists of Linda Hutton Heagy, Hugo F. Sonnenschein and Suzanne H. Woolsey. The brokerage and services committee reviews the Fund's allocation of brokerage transactions and soft-dollar practices and reviews the transfer agency and shareholder servicing arrangements with Investor Services.


     The Board's governance committee consists of David C. Arch, Howard J Kerr and Jack E. Nelson. In addition to being Independent Trustees as defined above, each of these trustees also meets the additional independence requirements for nominating committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The governance committee identifies individuals qualified to serve as Independent Trustees on the Board and on committees of the Board, advises the Board with respect to Board composition, procedures and committees, develops and recommends to the Board a set of corporate governance principles applicable to the Fund, monitors corporate governance matters and makes recommendations to the Board, and acts as the administrative committee with respect to Board policies and procedures, committee policies and procedures and codes of ethics. The Independent Trustees of the Fund select and nominate any other nominee Independent Trustees for the Fund. While the Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board of Trustees as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below.



     During the Fund's last fiscal year, the Board of Trustees held 8 meeting. During the Fund's last fiscal year, the audit committee of the Board held 7 meetings, the brokerage and services committee of the Board held 4 meetings and the governance committee of the Board held 2 meetings.


SHAREHOLDER COMMUNICATIONS

     Shareholders may send communications to the Board of Trustees. Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for such trustee above. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

SHARE OWNERSHIP


     Excluding deferred compensation balances as described in the Compensation Table, as of December 31, 2006, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of the Fund beneficially owned equity securities of each series of the Trust and all of the funds in the Fund Complex overseen by the trustee in the dollar range amounts specified below.



                2006 TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES


INDEPENDENT TRUSTEES

                                                                            TRUSTEES
                                       ----------------------------------------------------------------------------------
                                         ARCH       CHOATE     DAMMEYER    HEAGY      KENNEDY        KERR        NELSON
                                       --------   ----------   --------   --------   ----------   ----------   ----------
DOLLAR RANGE OF EQUITY SECURITIES IN
 EACH SERIES OF THE TRUST
Aggressive Growth Fund...............    none        none       none        none     $1-$10,000      none         none
Asset Allocation Conservative Fund...    none        none       none        none        none         none         none
Asset Allocation Moderate Fund.......    none        none       none        none        none         none         none
Asset Allocation Growth Fund.........    none        none       none        none        none         none         none
Core Equity Fund*....................    none        none       none        none        none         none         none
Disciplined Small Cap Value Fund*....    none        none       none        none        none         none         none
Leaders Fund.........................    none        none       none        none     $1-$10,000      none         none
Mid Cap Growth Fund..................    none        none       none        none     $1-$10,000      none         none
Select Growth Fund...................    none        none       none        none     $1-$10,000      none         none
Small Cap Growth Fund................    none        none       none        none      $50,001-       none         none
                                                                                      $100,000
Small Cap Value Fund.................    none        none       none        none      $10,001-       none         none
                                                                                      $50,000
Small Company Growth Fund*...........    none        none       none        none        none         none         none
Utility Fund.........................    none        none       none        none        none         none         none
Value Opportunities Fund.............    none        none       none        none        over         none         none
                                                                                      $100,000
AGGREGATE DOLLAR RANGE OF EQUITY
 SECURITIES IN ALL REGISTERED
 INVESTMENT COMPANIES OVERSEEN BY
 TRUSTEE IN THE FUND COMPLEX.........    over      $10,001-     over      $50,001-      over         $1-          $1-
                                       $100,000    $50,000     $100,000   $100,000    $100,000     $10,000      $10,000

                                               TRUSTEES
                                       ------------------------
                                       SONNENSCHEIN   WOOLSEY
                                       ------------  ----------
DOLLAR RANGE OF EQUITY SECURITIES IN
 EACH SERIES OF THE TRUST
Aggressive Growth Fund...............      none        none
Asset Allocation Conservative Fund...      none        none
Asset Allocation Moderate Fund.......      none        none
Asset Allocation Growth Fund.........      none        none
Core Equity Fund*....................      none        none
Disciplined Small Cap Value Fund*....      none        none
Leaders Fund.........................      none        none
Mid Cap Growth Fund..................      none        none
Select Growth Fund...................      none        none
Small Cap Growth Fund................      none        none
Small Cap Value Fund.................      none        none
Small Company Growth Fund*...........      none        none
Utility Fund.........................      none        none
Value Opportunities Fund.............      none        none
AGGREGATE DOLLAR RANGE OF EQUITY
 SECURITIES IN ALL REGISTERED
 INVESTMENT COMPANIES OVERSEEN BY
 TRUSTEE IN THE FUND COMPLEX.........    $50,001-      over
                                         $100,000     $100,000

INTERESTED TRUSTEE


                                                                    TRUSTEE
                                                               -----------------
                                                                    WHALEN
                                                               -----------------
DOLLAR RANGE OF EQUITY SECURITIES IN EACH SERIES OF THE
  TRUST
Aggressive Growth Fund......................................   $10,001-$150,000
Asset Allocation Conservative Fund..........................      $1-$10,000
Asset Allocation Moderate Fund..............................      $1-$10,000
Asset Allocation Growth Fund................................      $1-$10,000
Core Equity Fund*...........................................         none
Disciplined Small Cap Value Fund*...........................      $1-$10,000
Leaders Fund................................................    $10,001-$50,000
Mid Cap Growth Fund.........................................         none
Select Growth Fund..........................................         none
Small Cap Growth Fund.......................................      $1-$10,000
Small Cap Value Fund........................................    $10,001-$50,000
Small Company Growth Fund*..................................         none
Utility Fund................................................      $1-$10,000
Value Opportunities Fund....................................      $1-$10,000
AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
  REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN THE
  FUND COMPLEX..............................................     over $100,000


------------------------------------


* Had not commenced investment operations as of December 31, 2006.



     Including deferred compensation balances (which are amounts deferred and thus retained by each Fund as described in the Compensation Table), as of December 31, 2006, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of the Trust had in the aggregate, combining beneficially owned equity securities and deferred compensation of each series of the Trust and of all of the funds in the Fund Complex overseen by the trustee, the dollar range amounts specified below.



          2006 TRUSTEE BENEFICIAL OWNERSHIP AND DEFERRED COMPENSATION


INDEPENDENT TRUSTEES


                                                                              TRUSTEES
                                   ----------------------------------------------------------------------------------------------
                                     ARCH     CHOATE   DAMMEYER   HEAGY     KENNEDY      KERR     NELSON   SONNENSCHEIN  WOOLSEY
                                   --------  --------  --------  --------  ----------  --------  --------  ------------  --------
DOLLAR RANGE OF EQUITY SECURITIES
 AND DEFERRED COMPENSATION IN
 EACH SERIES OF THE TRUST
Aggressive Growth Fund...........  $50,001-    none      none      none    $1-$10,000    none      over        none        none
                                   $100,000                                                      $100,000
Asset Allocation Conservative
 Fund............................    none      none      none      none       none       none      none        none        none
Asset Allocation Moderate Fund...    none      none      none      none       none       none      none        none        none
Asset Allocation Growth Fund.....    none      none      none      none       none       none      none        none        none
Core Equity Fund*................    none      none      none      none       none       none      none        none        none
Disciplined Small Cap Value
 Fund*...........................    none      none      none      none       none       none      none        none        none
Leaders Fund.....................    none      none      none      none    $1-$10,000    none      none        none        none
Mid Cap Growth Fund..............    none      none      none      none    $1-$10,000    none      none        none        none
Select Growth Fund...............    none      none      none      none    $1-$10,000    none      none        none        none
Small Cap Growth Fund............    none      none      none      none     $50,001-     none      none        none        none
                                                                            $100,000
Small Cap Value Fund.............    none      none      none      none     $10,001-     none      none        none        none
                                                                            $50,000
Small Company Growth Fund*.......    none      none      none      none       none       none      none        none        none
Utility Fund.....................    none      none      none      none       none       none      none        none        none
Value Opportunities Fund.........    none      none      none      none       over       none      none        none        none
                                                                            $100,000
AGGREGATE DOLLAR RANGE OF EQUITY
 SECURITIES AND DEFERRED
 COMPENSATION IN ALL REGISTERED
 INVESTMENT COMPANIES OVERSEEN BY
 TRUSTEE IN THE FUND COMPLEX.....    over      over      over      over       over       over      over        over        over
                                   $100,000  $100,000  $100,000  $100,000   $100,000   $100,000  $100,000    $100,000    $100,000

INTERESTED TRUSTEE


                                                                   TRUSTEE
                                                               ----------------
                                                                    WHALEN
                                                               ----------------
DOLLAR RANGE OF EQUITY SECURITIES AND DEFERRED COMPENSATION
  IN EACH SERIES OF THE TRUST
Aggressive Growth Fund......................................   $10,001-$50,000
Asset Allocation Conservative Fund..........................      $1-$10,000
Asset Allocation Moderate Fund..............................      $1-$10,000
Asset Allocation Growth Fund................................      $1-$10,000
Core Equity Fund*...........................................         none
Disciplined Small Cap Value Fund*...........................      $1-$10,000
Leaders Fund................................................   $50,001-$100,000
Mid Cap Growth Fund.........................................         none
Select Growth Fund..........................................         none
Small Cap Growth Fund.......................................      $1-$10,000
Small Cap Value Fund........................................   $10,001-$50,000
Small Company Growth Fund*..................................         none
Utility Fund................................................      $1-$10,000
Value Opportunities Fund....................................      $1-$10,000
AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES AND DEFERRED
  COMPENSATION IN ALL REGISTERED INVESTMENT COMPANIES
  OVERSEEN BY TRUSTEE IN THE FUND COMPLEX...................    over $100,000


------------------------------------


*  Had not commenced investment operations as of December 31, 2006.



     As of July 2, 2007, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.


CODE OF ETHICS

     The Fund, the Adviser and the Distributor have adopted a Code of Ethics (the "Code of Ethics") that sets forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by the Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or other Van Kampen funds, or that such employees take unfair advantage of their relationship with the Fund. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other reporting matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of the Fund or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                         INVESTMENT ADVISORY AGREEMENT

     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement the Fund's investment objectives. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, renders periodic reports to the Fund's Board of Trustees and permits its officers and employees to serve without compensation as trustees or officers of the Fund if elected to such positions. The Fund, however, bears the costs of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any actions or omissions in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its obligations and duties under the Advisory Agreement.

     The Advisory Agreement will continue for an initial term of two years and may be continued from year to year if specifically approved at least annually
(a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of the trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.


     The Fund does not pay the Adviser a fee pursuant to the Advisory Agreement, in recognition of the fact that under an investment advisory agreement between the Adviser and each of the underlying funds, each underlying fund pays the Adviser a fee based on the assets of such underlying fund. Thus, for the fiscal years ended 2007 and 2006, the Adviser received $0 in advisory fees from the Fund.



LITIGATION INVOLVING THE ADVISER



     The Adviser and one of the investment companies advised by the Adviser are named as defendants in a class action complaint generally alleging that the defendants breached their duties of care to long-term shareholders of the investment company by valuing portfolio securities at the closing prices of the foreign exchanges on which they trade without accounting for significant market information that became available after the close of the foreign exchanges but before calculation of net asset value. As a result, the complaint alleges, short-term traders were able to exploit stale pricing information to capture arbitrage profits that diluted the value of shares held by long-term investors. The complaint seeks unspecified compensatory damages, punitive damages, fees and costs. On October 16, 2006, pursuant to an order of the United States Supreme Court finding a lack of appellate jurisdiction, the federal court of appeals vacated a prior order of the federal district court dismissing the case with prejudice, and remanded the case to the Illinois state court where it had been filed. In November 2006, defendants again removed the case to the federal district court based on intervening authority. In December 2006, plaintiff moved to remand the case back to Illinois state court. In May 2007, the district court entered an order staying proceedings in the case pending developments in similar cases currently on appeal to the federal court of appeals. While defendants believe that they have meritorious defenses, the ultimate outcome of this matter is not presently determinable at this stage in the litigation.

                                FUND MANAGEMENT

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER


     As of March 31, 2007, Mark Bavoso managed 10 registered investment companies with a total of approximately $2 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.



     Because the portfolio manager manages assets for other investment companies, there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The portfolio manager of the Fund does not currently manage assets for other investment companies, pooled investment vehicles or other accounts that charge a performance fee. In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser's employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.


PORTFOLIO MANAGER COMPENSATION STRUCTURE

     The portfolio manager receives a combination of base compensation and discretionary compensation, comprised of a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

     BASE SALARY COMPENSATION. Generally the portfolio manager receives base salary compensation based on the level of his position with the Adviser.

     DISCRETIONARY COMPENSATION. In addition to base compensation, the portfolio manager may receive discretionary compensation.

     Discretionary compensation can include:

     - Cash Bonus;


     - Morgan Stanley's Long-Term Incentive Compensation Program awards--a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards or other investments based on Morgan Stanley common stock that are subject to vesting and other conditions;



     - Investment Management Alignment Plan (IMAP) awards--a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. The portfolio manager must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated funds he manages that are included in the IMAP fund menu;


     - Voluntary Deferred Compensation Plans--voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

     Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. Because the Fund invests only in shares of the underlying funds, the discretionary compensation paid to the portfolio manager of the Fund is not based on the performance of the Fund, but rather on other funds and accounts actively managed by the portfolio manager. The discretionary compensation paid to the portfolio managers of the underlying funds is based on a number of factors. In order of relative importance, these factors include:


     - Investment performance. The portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts actively managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against an appropriate securities market index (or indices) for the funds/accounts managed by the portfolio manager. As noted above, the investment performance of the Fund is not a factor in determining the portfolio manager's compensation. The assets managed by the portfolio manager in funds, pooled investment vehicles and other accounts are described in "Other Accounts Managed by the Portfolio Manager" above. Generally, the greatest weight is placed on the three- and five-year periods.


     - Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

     - Contribution to the business objectives of the Adviser.

     - The dollar amount of assets managed by the portfolio manager.

     - Market compensation survey research by independent third parties.

     - Other qualitative factors, such as contributions to client objectives.


     - Performance of Morgan Stanley and Morgan Stanley Investment Management Inc., and the overall performance of the investment team(s) of which the portfolio manager is a member.


SECURITIES OWNERSHIP OF PORTFOLIO MANAGER


     As of March 31, 2007, the portfolio manager did not beneficially own shares of the Fund.

                                OTHER AGREEMENTS

ACCOUNTING SERVICES AGREEMENT

     The Fund has entered into an accounting services agreement pursuant to which the Adviser provides accounting services to the Fund supplementary to those provided by the custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. The Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.

LEGAL SERVICES AGREEMENT

     The Fund and certain other Van Kampen funds have entered into legal services agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of each fund's minute books and records, preparation and oversight of each fund's regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the funds for such services is made on a cost basis for the salary and salary-related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.

CHIEF COMPLIANCE OFFICER EMPLOYMENT AGREEMENT

     The Fund has entered into an employment agreement with John Sullivan and Morgan Stanley pursuant to which Mr. Sullivan, an employee of Morgan Stanley, serves as Chief Compliance Officer of the Fund and other Van Kampen funds. The Fund's Chief Compliance Officer and his staff are responsible for administering the compliance policies and procedures of the Fund and other Van Kampen funds. The Fund reimburses Morgan Stanley for the costs and expenses of such services, including compensation and benefits, insurance, occupancy and equipment, information processing and communication, office services, conferences and travel, postage and shipping. The Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.

FUND PAYMENTS PURSUANT TO THESE AGREEMENTS



                                                              FISCAL YEAR ENDED
                                                                  MARCH 31,
                                                              ------------------
                                                                2007      2006
                                                                ----      ----
Pursuant to these agreements, Morgan Stanley or its
  affiliates have received from the Fund approximately......  $50,600    $4,900


                            DISTRIBUTION AND SERVICE


     The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. The approximate total underwriting commissions on the sale of shares of the Fund for the last two fiscal years/periods are shown in the chart below.



                                                                Total            Amounts
                                                             Underwriting      Retained by
                                                             Commissions       Distributor
                                                             ------------      -----------
Fiscal year ended March 31, 2007.......................       $4,379,400         $668,900
Fiscal period ended March 31, 2006.....................       $  192,400         $ 24,800


     With respect to sales of Class A Shares of the Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLE

                                                     Total Sales Charge
                                                  -------------------------         Reallowed
                                                  As % of       As % of Net        To Dealers
Size of                                           Offering        Amount            As a % of
Investment                                         Price         Invested        Offering Price
------------------------------------------------------------------------------------------------
Less than $50,000...........................       5.75%           6.10%              5.00%
$50,000 but less than $100,000..............       4.75%           4.99%              4.00%
$100,000 but less than $250,000.............       3.75%           3.90%              3.00%
$250,000 but less than $500,000.............       2.75%           2.83%              2.25%
$500,000 but less than $1,000,000...........       2.00%           2.04%              1.75%
$1,000,000 or more..........................           *               *                  *
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* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within eighteen months of the purchase. The eighteen-month period ends on the first business day of the nineteenth month after the purchase date. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million. Authorized dealers will be eligible to receive the ongoing service fee with respect to such shares commencing in the second year following purchase. Proceeds from the distribution and service fees paid by the Fund during the first twelve months are paid to the Distributor and are used by the Distributor to defray its distribution and service related expenses.

     With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.

     Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally receive from the Distributor ongoing distribution fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares annually commencing in the second year after purchase.

     With respect to Class I Shares, there are no sales charges paid by investors. Commissions or transaction fees may be paid by the Distributor to authorized dealers.


     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also adopted a service plan (the "Service Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares. There is no distribution plan or service plan in effect for Class I Shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans." The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each such class of shares in connection with the distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor of each such class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

     Certain financial intermediaries may be prohibited under law from providing certain underwriting or distribution services. If a financial intermediary was prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a financial intermediary would result in any material adverse consequences to the Fund.

     The Distributor must submit quarterly reports to the Fund's Board of Trustees setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the trustees, and also by a vote of the disinterested trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the trustees and also by the disinterested trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested trustees or by a vote of a majority of the outstanding voting shares of such class.

     For Class A Shares in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the amount of the Distributor's actual expenses incurred during such year less any deferred sales charges it received during such year (the "actual net expenses") or (ii) the distribution and service fees at the rates specified in the Prospectus applicable to that class of shares (the "plan fees"). Therefore, to the extent the Distributor's actual net expenses in a given year are less than the plan fees for such year, the Fund only pays the actual net expenses. Alternatively, to the extent the Distributor's actual net expenses in a given year exceed the plan fees for such year, the Fund only pays the plan fees for such year. For Class A Shares, there is no carryover of any unreimbursed actual net expenses to succeeding years.

     The Plans for Class B Shares and Class C Shares are similar to the Plans for Class A Shares, except that any actual net expenses which exceed plan fees for a given year are carried forward and are eligible for payment in future years by the Fund so long as the Plans remain in effect. Thus, for each of the Class B Shares and Class C Shares, in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the applicable amount of the Distributor's actual net expenses incurred during such year for such class of shares plus any actual net expenses from prior years that are still unpaid by the Fund for such class of shares or
(ii) the applicable plan fees for such class of shares. Except as may be mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed actual net expenses may be carried forward (on a Fund level basis). These unreimbursed actual net expenses may or may not be recovered through plan fees or contingent deferred sales charges in future years.

     Because of fluctuations in net asset value, the plan fees with respect to a particular Class B Share or Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class.


     As of March 31, 2007, there were approximately $763,300 and $123,700 of unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares, respectively, representing approximately 2% and less than 1% of the Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Plans are terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.


     Because the Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares.


     For the fiscal year ended March 31, 2007, the Fund's aggregate expenses paid under the Plans for Class A Shares were $112,286 or 0.25% of the Class A Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for distributing and servicing Class A Shareholders and for administering the Class A Share Plans. For the fiscal year ended March 31, 2007, the Fund's aggregate expenses paid under the Plans for Class B Shares were $124,940 or 1.00% of the Class B Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $93,597 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B Shares of the Fund and $31,343 for fees paid to financial intermediaries for servicing Class B Shareholders and administering the Class B Share Plans. For the fiscal year ended March 31, 2007, the Fund's aggregate expenses paid under the Plans for Class C Shares were $113,735 or 1.00% of the Class C Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $102,774 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C Shares of the Fund and $10,960 for fees paid to financial intermediaries for servicing Class C Shareholders and administering the Class C Share Plans.


     In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature.


     The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co.") and certain other authorized dealers in connection with the sale or retention of Fund shares and/or shareholder servicing. For example, the Adviser or the Distributor may pay additional compensation to Morgan Stanley & Co. and to other authorized dealers for the purpose of promoting the sale of Fund shares, providing the Fund and other Van Kampen funds with "shelf space" or a higher profile with the authorized dealer's financial advisors and consultants, placing the Fund and other Van Kampen funds on the authorized dealer's preferred or recommended fund list, granting the Distributor access to the authorized dealer's financial advisors and consultants, providing assistance in training and educating the authorized dealer's personnel, furnishing marketing support and other specified services, maintaining share balances and/or for sub-accounting, administrative or transaction processing services. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Van Kampen funds), amount of assets invested by the authorized dealer's customers (which could include current or aged assets of the Fund and/or some or all other Van Kampen funds), the Fund's advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Adviser and/or Distributor.



     With respect to Morgan Stanley & Co. financial advisers and intermediaries, these payments currently include the following amounts: (1) for Class A Shares, Class B Shares and Class C Shares (excluding shares, if any, held by participants in the Morgan Stanley Fund Solution(SM) Program, the Morgan Stanley Personal Portfolio(SM) Program and Morgan Stanley Corporate Retirement Solutions), (a) an amount equal to 0.11% of the value (at the time of sale) of gross sales of such Fund shares and (b) an ongoing annual fee in an amount up to 0.03% of the value of such Fund shares held (to the extent assets held by Morgan Stanley & Co. accounts in certain Van Kampen Funds exceed $600 million); (2) for Class I Shares (excluding sales through Morgan Stanley Fund Solution(SM) Program, Morgan Stanley Funds Portfolio Architect(SM) Program, the Morgan Stanley Personal Portfolio(SM) Program and Morgan Stanley Corporate Retirement Solutions), an ongoing annual fee in an amount up to 0.05% of the value of such shares held and (3) for shares sold through 401(k) platforms in Morgan Stanley Corporate Retirement Solutions, an ongoing annual fee in an amount up to 0.20% of the value of such Fund shares held.


     With respect to other authorized dealers, these payments currently include the following amounts: (1) other than sales through 401(k) platforms, (a) an amount up to 0.25% of the value (at the time of sale) of gross sales of Fund shares and/or (b) an ongoing annual fee in an amount up to 0.13% of the value of such Fund shares; and (2) for shares sold through 401(k) platforms, an ongoing annual fee in an amount up to

0.20% of the value of such Fund shares held. You should review carefully any disclosure by your authorized dealer as to its compensation.


     The prospect of receiving, or the receipt of, such compensation, as described above, by Morgan Stanley & Co. or other authorized dealers may provide Morgan Stanley & Co. or other authorized dealers, and their representatives or employees, with an incentive to favor sales of shares of the Fund over other investment options with respect to which Morgan Stanley & Co. or an authorized dealer does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.



     The Distributor has entered into agreements with the following firms whereby certain shares of the Fund will be offered pursuant to such firms' retirement plan alliance program(s): (i) Expert Plan, (ii) Hartford Life Insurance Company, (iii) Hartford Securities Distribution Company, Inc., (iv) JPMorgan Retirement Plan Services LLC, (v) Massachusetts Mutual Life Insurance Company, (vi) Reliance Trust Company and (vii) The Princeton Retirement Group, Inc. Trustees and other fiduciaries of retirement plans seeking to invest in multiple fund families through a broker-dealer retirement plan alliance program should contact the firms mentioned above for further information concerning the program(s) including, but not limited to, minimum size and operational requirements, as well as the ability to purchase Class A Shares at net asset value or the availability of other share classes.


                                 TRANSFER AGENT

     The Fund's transfer agent, shareholder service agent and dividend disbursing agent is Van Kampen Investor Services Inc. The transfer agency fees are determined through negotiations with the Fund and are approved by the Fund's Board of Trustees. The transfer agency fees are based on competitive benchmarks.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. The Fund's investments in the underlying funds will be at each underlying fund's net asset value for its Class I Shares with no sales charges. The Fund, to the extent the Fund invests in securities other than the underlying funds, and the underlying funds follow the same policies and procedures with respect to portfolio transactions and brokerage allocation as described below. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard are subject to review by the Fund's Board of Trustees.

     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. In selecting among firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. In certain instances, the Adviser may instruct certain broker-dealers to pay for research services provided by the executing brokers or third party research providers, which are selected independently by the Adviser. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund. To the extent that the Adviser receives these services from broker-dealers, it will not have to pay for these services itself.



     The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms (and futures commission merchants) affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.


     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.


     Certain broker-dealers (and futures commission merchants), through which the Fund may effect securities (or futures) transactions, are affiliated persons (as defined in the 1940 Act) of the Fund or affiliated persons of such affiliates, including Morgan Stanley or its subsidiaries. The Fund's Board of Trustees has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities or instruments during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission paid to affiliated brokers.



     The Fund paid no commissions to brokers, including affiliated brokers, during the last two fiscal years/periods. During the fiscal year ended March 31, 2007, the Fund did not pay any brokerage commissions to brokers selected primarily on the basis of research services provided to the Adviser.



                              SHAREHOLDER SERVICES


     The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectuses captioned "Shareholder Services."

INVESTMENT ACCOUNT

     Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectuses and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Van Kampen funds will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends and systematic purchases or redemptions. Additional shares may be purchased at any time through authorized dealers or by mailing a check and detailed instructions directly to Investor Services.

SHARE CERTIFICATES

     Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon an exchange or redemption of the shares represented by the certificate. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds Inc., c/o Investor Services, PO Box 947, Jersey City, New Jersey 07303-0947, requesting an "Affidavit of Loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate the fee for replacing the lost certificate equal to no more than 1.50% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.

RETIREMENT PLANS

     Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor.

AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS


     Shareholders can use ACH to have redemption proceeds up to $50,000 deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. To utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application form. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services or by calling (800) 847-2424.


DIVIDEND DIVERSIFICATION


     A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 847-2424, to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any of the Participating Funds (as defined in the Prospectuses) so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested. Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.


SYSTEMATIC WITHDRAWAL PLAN


     A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $5,000 or more at the next determined net asset value per share at the time the plan is established. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which any capital gain or loss will be recognized. The plan holder may arrange for periodic checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan and may be established on a form made available by the Fund. See "Shareholder Services -- Retirement Plans."


     Class B Shareholders and Class C Shareholders (as well as Class A Shareholders subject to a contingent deferred sales charge) who establish a systematic withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the plan is established.


     Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gain dividends on shares held in accounts with systematic withdrawal plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days' notice to its shareholders.

REINSTATEMENT PRIVILEGE


     A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of the Participating Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of the Participating Fund with credit given for any contingent deferred sales charge paid on the amount of shares reinstated from such redemption, provided that such shareholder has not previously exercised this reinstatement privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the contingent deferred sales charge (if any) to subsequent redemptions. Reinstatements are made at the net asset value per share (without a sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Participating Fund into which shareholders desire to reinstate their net proceeds of a redemption of shares of the Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in eligible retirement plans for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Participating Fund are available for sale. There is no reinstatement privilege for Class I Shares of the Fund. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event regardless of whether the shareholder reinstates all or any portion of the net proceeds of the redemption. Any such loss may be disallowed, to the extent of the reinstatement, under the so-called "wash sale" rules if the reinstatement occurs within 30 days after such redemption. In that event, the shareholder's tax basis in the shares acquired pursuant to the reinstatement will be increased by the amount of the disallowed loss, and the shareholder's holding period for such shares will include the holding period for the redeemed shares.

                              REDEMPTION OF SHARES

     Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays;
(b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.


     In addition, if the Fund's Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such in-kind securities.


                    CONTINGENT DEFERRED SALES CHARGE-CLASS A

     As described in the Fund's Class A Shares, Class B Shares and Class C Shares Prospectus under "Purchase of Shares -- Class A Shares," there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge ("CDSC-Class A") may be imposed on certain redemptions made within eighteen months of purchase. For purposes of the CDSC-Class A, when shares of a Participating Fund are exchanged for shares of another Participating Fund, the purchase date for the shares acquired by exchange will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares being redeemed first are any shares in the shareholder's account not subject to a CDSC-Class A followed by shares held the longest in the shareholder's account. The CDSC-Class A is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no CDSC-Class A is imposed on increases in net asset value above the initial purchase price. In addition, no CDSC-Class A is assessed on shares derived from reinvestment of dividends or capital gain dividends.

                  WAIVER OF CONTINGENT DEFERRED SALES CHARGES


     As described in the Fund's Class A Shares, Class B Shares and Class C Shares Prospectus under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge ("CDSC-Class B and C"). The CDSC-Class A (defined above) and CDSC-Class B and C are waived on redemptions in the circumstances described below:


REDEMPTION UPON DEATH OR DISABILITY


     The Fund will waive the CDSC-Class A and the CDSC-Class B and C on redemptions following the death or disability of a Class A Shareholder, a Class B Shareholder or a Class C Shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class A or the CDSC-Class B and C.



     In cases of death or disability, the CDSC-Class A and the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class A and the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.


REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS


     The Fund will waive the CDSC-Class A and the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The CDSC-Class A and the CDSC Class B and C will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class A or CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The CDSC-Class A and the CDSC-Class B and C also will be waived on any redemption which results from the return of an excess contribution or other contribution pursuant to Internal Revenue Code Section 408(d)(4) or
(5), the return of excess contributions or excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2) or the financial hardship of the employee pursuant to U.S. Treasury regulation Section 1.401(k)-1(d)(2). In addition, the CDSC-Class A and the CDSC-Class B and C will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

     The Fund does not intend to waive the CDSC-Class A or the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.

REDEMPTION PURSUANT TO THE FUND'S SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in the Fund. Under the systematic withdrawal plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds sent to the designated payee of record. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan.


     The amount of the shareholder's investment in the Fund at the time the plan is established with respect to the Fund is hereinafter referred to as the "initial account balance." If the initial account balance is $1 million or more and the shareholder purchased Class A Shares without a sales charge, those Class A Shares will, in most instances, be subject to a CDSC-Class A if redeemed within eighteen months of their date of purchase. However, if the shareholder participates in a systematic withdrawal program as described herein, any applicable CDSC-Class A will be waived on those Class A Shares. The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class A and CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the systematic withdrawal plan and the ability to offer the systematic withdrawal plan.


NO INITIAL COMMISSION OR TRANSACTION FEE

     The Fund will waive the CDSC-Class A in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of Class A Shares. The Fund will waive the CDSC-Class B and C in certain 401(k) plans in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of Class B Shares and Class C Shares. See "Purchase of Shares -- Waiver of Contingent Deferred Sales Charge" in the Class A Shares, Class B Shares and Class C Shares Prospectus.

INVOLUNTARY REDEMPTIONS OF SHARES

     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Class A Shares, Class B Shares and Class C Shares Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. The Fund will waive the CDSC-Class A and the CDSC-Class B and C upon such involuntary redemption.

REDEMPTION BY ADVISER

     The Fund may waive the CDSC-Class A and the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

                                    TAXATION

FEDERAL INCOME TAXATION OF THE FUND AND THE UNDERLYING FUNDS

     The Trust and each of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund and each of the underlying funds intend to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. To qualify as a regulated investment company, the Fund and each underlying fund must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets.


     If the Fund and each underlying fund so qualify and distribute each year at least an amount equal to the sum of (i) 90% of their investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and (ii) 90% of their net tax-exempt interest income and meets certain other requirements, they will not be required to pay federal income taxes on any income distributed to their shareholders. The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to its shareholders and designated as capital gain dividends.


     To avoid a nondeductible 4% excise tax, the Fund and each underlying fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), and (iii) any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund or the applicable underlying fund will be treated as having been distributed.

     If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. If any of the underlying funds failed to qualify as a regulated investment company in any taxable year (and therefore were taxed as an ordinary corporation), then the Fund also could fail to qualify as a regulated investment company due to a violation of the asset diversification requirements applicable to regulated investment companies. The Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.


     Some of the underlying funds' investment practices are subject to special and complex provisions of the Code that, among other things, may (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (iv) cause the underlying fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and/or (vii) produce income that will not qualify as good income for purposes of the annual gross income requirement that the underlying fund must meet to be treated as a regulated investment company. Each underlying fund intends to monitor its transactions and may make certain tax elections and may be required to dispose of securities to mitigate the effect of these provisions and prevent disqualification of the underlying fund as a regulated investment company.


DISTRIBUTIONS TO SHAREHOLDERS

     Distributions of the Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder (assuming such shares are held as a capital asset).


     Current law provides for reduced U.S. federal income tax rates on (1) long-term capital gains received by individuals and (2) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rates for capital gains generally apply to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and cease to apply for taxable years beginning after December 31, 2010. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2010. The underlying funds, the Fund and Fund shareholders must also satisfy certain holding period and other requirements in order for the reduced rate for dividends to apply. Because the underlying funds intend to invest a portion of their assets in common stocks and other equity securities, a portion of the ordinary income dividends paid by the Fund may be eligible for the reduced rate applicable to "qualified dividend income." No assurance can be given as to what percentage of the ordinary income dividends paid by the Fund will consist of "qualified dividend income." To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains. For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below.



     Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements (401(k) plans) and other tax-exempt entities, generally are exempt from U.S. federal income taxation except with respect to their unrelated business taxable income ("UBTI"). To the extent that an underlying fund invests in residual interests of a real estate mortgage investment conduit ("REMIC") or in a REIT that invests in REMIC residual interests, a portion of the underlying fund's income that is attributable to these residual interests (and which is referred to in the Code as an "excess inclusion") will be subject to U.S. federal income tax in all events. Treasury regulations that have yet to be issued in final form are expected to provide that excess inclusion income of regulated investment companies, such as the underlying funds, will be allocated through the Fund to its shareholders in proportion to the dividends received by such shareholders, with the same consequences as if the Fund shareholders had held the related REMIC residual interests directly. In general, excess inclusion income allocated to tax-exempt shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute UBTI to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a Non-U.S. Shareholder (as defined below), will not qualify for any reduction in U.S. federal withholding tax. Tax-exempt shareholders and Non-U.S. Shareholders should consult their tax advisers about the implications of these rules on their particular tax situations.


     Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The tax basis of such shares will equal their fair market value on the distribution date.

     The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Some portion of the distributions from the Fund may be eligible for the corporate dividends received deduction.


     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the nondeductible 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.



     Income from investments in foreign securities received by the underlying funds may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions. Such taxes will not be deductible or creditable by shareholders. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of the Fund will not be entitled to claim U.S. foreign tax credits or deductions with respect to such foreign taxes.


SALE OF SHARES

     The sale of shares (including transfers in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the maximum tax rates applicable to capital gains, see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

CAPITAL GAINS RATES

     Under current law, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in the Fund is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2010). The maximum long-term capital gains rate for corporations is 35%.

WITHHOLDING ON PAYMENTS TO NON-U.S. SHAREHOLDERS

     For purposes of this and the following paragraphs, a "Non-U.S. Shareholder" shall include any shareholder who is not:

     - an individual who is a citizen or resident of the United States;

     - a corporation or partnership created or organized under the laws of the United States or any state or political subdivision thereof;

     - an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

     - a trust that (i) is subject to the primary supervision of a U.S. court and which has one or more U.S. fiduciaries who have the authority to control all substantial decisions of the trust, or (ii) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

     A Non-U.S. Shareholder generally will be subject to withholding of U.S. federal income tax at a 30% rate (or lower applicable treaty rate), rather than backup withholding (discussed below), on dividends from the Fund (other than capital gain dividends, interest-related dividends, short-term capital gain dividends and dividends attributable to the sale or disposition of U.S. real property interests) that are not "effectively connected" with a U.S. trade or business carried on by such shareholder, provided that the shareholder furnishes to the Fund a properly completed IRS Form W-8 BEN certifying the shareholder's non-United States status.

     Under current law, the Fund may pay "interest-related dividends" and "short-term capital gain dividends" to Non-U.S. Shareholders without having to withhold on such dividends at the 30% rate. The amount of "interest-related dividends" that the Fund may pay each year is limited to the amount of "qualified interest income" received by the Fund during that year, less the amount of the Fund's expenses properly allocable to such interest income. "Qualified interest income" includes, among other items, interest paid on debt obligations of a U.S. issuer and interest paid on deposits with U.S. banks, subject to certain exceptions. The amount of "short-term capital gain dividends" that the Fund may pay each year generally is limited to the excess of the Fund's net short-term capital gains over its net long-term capital losses, without any reduction for the Fund's expenses allocable to such gains (with exceptions for certain gains). The exemption from 30% withholding tax for "short-term capital gain dividends" does not apply with respect to Non-U.S. Shareholders that are present in the United States for more than 182 days during the taxable year. If the Fund's income for a taxable year includes "qualified interest income" or net short-term capital gains, the Fund may designate dividends as "interest-related dividends" or "short-term capital gain dividends" by written notice mailed to Non-U.S. Shareholders not later than 60 days after the close of the Fund's taxable year. These provisions apply to dividends paid by the Fund with respect to the Fund's taxable years beginning on or after January 1, 2005 and will cease to apply to dividends paid by the Fund with respect to the Fund's taxable years beginning after December 31, 2007.

     Non-effectively connected capital gain dividends and gains realized from the sale of shares generally will not be subject to U.S. federal income tax in the case of (i) a Non-U.S. Shareholder that is a corporation and (ii) an individual Non-U.S. Shareholder who is not present in the United States for more than 182 days during the taxable year (assuming that certain other conditions are met). However, certain Non-U.S. Shareholders may nonetheless be subject to backup withholding and information reporting on capital gain dividends and redemption proceeds paid to them upon the sale of their shares. See "Backup Withholding" and "Information Reporting" below.

     If income from the Fund or gains realized from the sale of shares are effectively connected with a Non-U.S. Shareholder's U.S. trade or business, then such amounts will not be subject to the 30% withholding described above, but rather will be subject to U.S. federal income tax on a net basis at the tax rates applicable to U.S. citizens and residents or domestic corporations. To establish that income from the Fund or gains realized from the sale of shares are effectively connected with a U.S. trade or business, a Non-U.S. Shareholder must provide the Fund with a properly completed IRS Form W-8ECI certifying that such amounts are effectively connected with the Non-U.S. Shareholder's U.S. trade or business. Non-U.S. Shareholders that are corporations may also be subject to an additional "branch profits tax" with respect to income from the Fund that is effectively connected with a U.S. trade or business.


     Each underlying fund may invest in securities of REITs or corporations that invest significantly in real property and are treated as "United States real property holding corporations" for U.S. federal income tax purposes. The Foreign Investment in Real Property Tax Act of 1980 ("FIRPTA") subjects a non-United States person to U.S. federal income tax on gain from the disposition of interests in U.S. real property as if such person were a United States person. Such gain is sometimes referred to as "FIRPTA gain." If an underlying fund recognizes FIRPTA gain from the sale or other disposition of REIT securities or securities of any other "United States real property holding corporation" (as defined in the Code), or receives a distribution from a REIT that is attributable to the REIT's sale of "United States real property interests" (as defined in the Code), then a portion of that underlying fund's distributions to the Fund will be attributable to such FIRPTA gain. The Fund may be required to withhold U.S. withholding tax at a rate of 35% from distributions to its foreign shareholders that are attributable to the Fund's receipt of FIRPTA gain distributions from an underlying fund. The Fund also may be required to withhold from distributions to its foreign shareholders that are attributable to the Fund's own recognition of FIRPTA gain (e.g., from the Fund's sale of United States real property interests). Foreign shareholders who receive such distributions may be required to pay tax on such distributions at regular graduated rates applicable to United States persons and file a non-resident U.S. federal income tax return. While the Fund intends to make every effort to identify and pass through any FIRPTA gain that it receives from its investments in the underlying funds (or that it recognizes directly), and to make any required withholdings on distributions of this income paid directly to Non-U.S. Shareholders, intermediaries who have assumed tax reporting responsibilities on managed omnibus accounts may not have the capacity to identify Non-U.S. Shareholders who are paid distributions attributable to FIRPTA gain and to properly withhold U.S. federal income taxes on these distributions. Non-U.S. Shareholders of these accounts should consult their investment representatives and tax advisers about any additional tax that may be due on FIRPTA gain.


     The tax consequences to a Non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. To claim tax treaty benefits, Non-U.S. Shareholders will be required to provide the Fund with a properly completed IRS Form W-8BEN certifying their entitlement to the benefits. In addition, in certain cases where payments are made to a Non-U.S. Shareholder that is a partnership or other pass-through entity, both the entity and the persons holding an interest in the entity will need to provide certification. For example, an individual Non-U.S. Shareholder who holds shares in the Fund through a non-U.S. partnership must provide an IRS Form W-8BEN to claim the benefits of an applicable tax treaty. Non-U.S. Shareholders are advised to consult their advisers with respect to the tax implications of purchasing, holding and disposing of shares of the Fund.

BACKUP WITHHOLDING

     The Fund may be required to withhold federal income tax at a rate of 28% (through 2010) ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends paid to a shareholder (other than a Non-U.S. Shareholder that properly certifies its non-United States status) if (i) the shareholder fails to properly furnish the Fund with its correct taxpayer identification number or to certify its non-U.S. status (in the case of a Non-U.S. Shareholder), (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that the taxpayer identification number provided is correct, that the shareholder is not subject to backup withholding and that the shareholder is a U.S. person (as defined for U.S. federal income tax purposes). Redemption proceeds may be subject to backup withholding under the circumstances described in (i) above.

     Generally, dividends paid to Non-U.S. Shareholders that are subject to the 30% federal income tax withholding described above under "Withholding on Payments to Non-U.S. Shareholders" are not subject to backup withholding. To avoid backup withholding on capital gain dividends, interest-related dividends, short-term capital gain dividends and redemption proceeds from the sale of shares, Non-U.S. Shareholders must provide a properly completed IRS Form W-8BEN certifying their non-United States status.

     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

INFORMATION REPORTING


     The Fund must report annually to the IRS and to each shareholder (other than a Non-U.S. Shareholder that properly certifies its non-United States status) the amount of dividends, capital gain dividends and redemption proceeds paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such amounts. In the case of a Non-U.S. Shareholder, the Fund must report to the IRS and such shareholder the amount of dividends, capital gain dividends, interest-related dividends, short-term capital gain dividends and redemption proceeds paid that are subject to withholding (including backup withholding, if any) and the amount of tax withheld, if any, with respect to such amounts. This information may also be made available to the tax authorities in the Non-U.S. Shareholder's country of residence.


GENERAL

     The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

                                FUND PERFORMANCE

     From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one-year, five-year and ten-year periods (or life of the Fund, if shorter). Other total return quotations, aggregate or average, over other time periods may also be included.

     The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge for Class A Shares); that all income dividends or capital gain dividends during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends or capital gain dividends paid by the Fund or to reflect that 12b-1 fees may have changed over time.

     Average annual total return quotations are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

     Total return is calculated separately for Class A Shares, Class B Shares, Class C Shares and Class I Shares of the Fund. Total return figures for Class A Shares include the maximum sales charge. Total return figures for Class B Shares and Class C Shares include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each class of shares will differ.

     The after-tax returns of the Fund may also be advertised or otherwise reported. This is generally calculated in a manner similar to the computation of average annual total returns discussed above, except that the calculation also reflects the effect of taxes on returns.

     The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares. Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.

     From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.


     From time to time, the Fund's marketing materials may include an update from the portfolio manager or the Adviser and a discussion of general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top sector holdings and largest holdings. Materials may also mention how the Distributor believes the Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten-year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of whether shareholders purchased their funds' shares in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The performance of the funds purchased by investors in the Dalbar study and the conclusions based thereon are not necessarily indicative of future performance of such funds or conclusions that may result from similar studies in the future. The Fund may also be marketed on the internet.

     In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, the Dow Jones Industrial Average, Standard & Poor's indices, NASDAQ Composite Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking or rating services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce the Fund's performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.

     The Fund may also utilize performance information in hypothetical illustrations. For example, the Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.

     The Fund's Annual Report and Semiannual Report contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge from our web site at www.vankampen.com or by calling or writing the Fund at the telephone number or address printed on the cover of this Statement of Additional Information.

FUND PERFORMANCE INFORMATION

     The results shown below are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objective and policies as well as the risks incurred in the Fund's investment practices.


CLASS A SHARES



     The Fund's total return for Class A Shares for the (i) one-year period ended March 31, 2007 was 7.00% and (ii) for the approximately one-year, one-month period from February 27, 2006 (commencement of distribution of Class A Shares of the Fund) to March 31, 2007 was 7.15%.

     The Fund's cumulative non-standardized total return, including payment of the maximum sales charge, for Class A Shares of the Fund from February 27, 2006 (commencement of distribution of Class A Shares of the Fund) to March 31, 2007 was 7.80%.



     The Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, for Class A Shares of the Fund from February 27, 2006 (commencement of distribution of Class A Shares of the Fund) to March 31, 2007 was 14.38%.



CLASS B SHARES



     The Fund's total return for Class B Shares for the (i) one-year period ended March 31, 2007 was 7.56% and (ii) for the approximately one-year, one-month period from February 27, 2006 (commencement of distribution of Class B Shares of the Fund) to March 31, 2007 was 8.67%.



     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, for Class B Shares of the Fund from February 27, 2006 (commencement of distribution of Class B Shares of the Fund) to March 31, 2007 was 9.46%.



     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, for Class B Shares of the Fund from February 27, 2006 (commencement of distribution of Class B Shares of the Fund) to March 31, 2007 was 13.46%.



CLASS C SHARES



     The Fund's total return for Class C Shares for the (i) one-year period ended March 31, 2007 was 11.56% and (ii) for the approximately one-year, one month period from February 27, 2006 (commencement of distribution of Class C Shares of the Fund) to March 31, 2007 was 12.32%.



     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, for Class C Shares of the Fund from February 27, 2006 (commencement of distribution of Class C Shares of the Fund) to March 31, 2007 was 13.46%.



     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, for Class C Shares of the Fund from February 27, 2006 (commencement of distribution of Class C Shares of the Fund) to March 31, 2007 was 13.46%.



CLASS I SHARES



     The Fund's total return for Class I Shares for the (i) one-year period ended March 31, 2007 was 13.73% and (ii) for the approximately one-year, one-month period from February 27, 2006 (commencement of distribution of Class I Shares of the Fund) to March 31, 2007 was 14.75%.

     The Fund's cumulative non-standardized total return for Class I Shares of the Fund from February 27, 2006 (commencement of distribution of Class I Shares of the Fund) to March 31, 2007 was 14.75%.



COMSTOCK FUND PERFORMANCE INFORMATION


     The results shown below are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Comstock Fund's investment objective and policies as well as the risks incurred in the Comstock Fund's investment practices.


     Class A Shares. The Comstock Fund's average annual total return, assuming payment of the maximum sales charge, for Class A Shares of the Comstock Fund for
(i) the one-year period ended March 31, 2007 was 7.41%, (ii) the three-year period ended March 31, 2007 was 9.39%; (iii) the five-year period ended March 31, 2007 was 6.61%, and (iv) the ten-year period ended March 31, 2007 was 11.45%.



     The Comstock Fund's average annual total return, excluding payment of the maximum sales charge, for Class A Shares of the Comstock Fund for (i) the one-year period ended March 31, 2007 was 13.94%, (ii) the three-year period ended March 31, 2007 was 11.56%; (iii) the five-year period ended March 31, 2007 was 7.89%, and (iv) the ten-year period ended March 31, 2007 was 12.11%.



     The Comstock Fund's cumulative non-standardized total return, including payment of the maximum sales charge, with respect to Class A Shares of the Comstock Fund from October 7, 1968 (commencement of distribution of Class A Shares of the Comstock Fund) to March 31, 2007 was 7,748.89%.



     The Comstock Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to the Class A Shares of the Comstock Fund from October 7, 1968 (commencement of distribution of Class A Shares of the Comstock Fund) to March 31, 2007 was 8,223.78%.



     Class I Shares. The Comstock Fund's annual total return for Class I Shares of the Comstock Fund for (i) the one-year period ended March 31, 2007 was 14.22%, and (ii) the approximately one-year, two-month period from November 1, 2004 (commencement of distribution of Class I Shares of the Comstock Fund) to March 31, 2007 was 12.60%.



     The Comstock Fund's cumulative non-standardized total return with respect to the Class I Shares of the Comstock Fund from November 1, 2004 (commencement of distribution of Class I Shares of the Comstock Fund) to March 31, 2007 was 33.14%.


EQUITY AND INCOME FUND PERFORMANCE INFORMATION

     The results shown below are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Equity and Income Fund's investment objectives and policies as well as the risks incurred in the Equity and Income Fund's investment practices.

     Class A Shares. The Equity and Income Fund's average annual total return, assuming payment of the maximum sales charge, for Class A Shares of the Equity and Income Fund for (i) the one-year period ended March 31, 2007 was 4.32%, (ii) the three-year period ended March 31, 2007 was 7.99%; (iii) the five-year period ended March 31, 2007 was 6.89%, and (iv) the ten-year period ended March 31, 2007 was 10.28%.



     The Equity and Income Fund's average annual total return, excluding payment of the maximum sales charge, for Class A Shares of the Equity and Income Fund for (i) the one-year period ended March 31, 2007 was 10.68%, (ii) the three-year period ended March 31, 2007 was 10.15%; (iii) the five-year period ended March 31, 2007 was 8.16%, and (iv) the ten-year period ended March 31, 2007 was 10.93%.



     The Equity and Income Fund's cumulative non-standardized total return, including payment of the maximum sales charge, with respect to Class A Shares of the Equity and Income Fund from August 3, 1960 (commencement of distribution of Class A Shares of the Equity and Income Fund) to March 31, 2007 was 12,635.38%.



     The Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to the Class A Shares of the Equity and Income Fund from August 3, 1960 (commencement of distribution of Class A Shares of the Equity and Income Fund) to March 31, 2007 was 13,425.85%.



     Class I Shares. The Equity and Income Fund's annual total return for Class I Shares of the Equity and Income Fund for (i) the one-year period ended March 31, 2007 was 10.96%, and (ii) the approximately two-year, three months and one-week period from December 23, 2004 (commencement of distribution of Class I Shares of the Equity and Income Fund) to March 31, 2007 was 9.65%.



     The Equity and Income Fund's cumulative non-standardized total return with respect to the Class I Shares of the Comstock Fund from December 23, 2004 (commencement of distribution of Class I Shares of the Equity and Income Fund) to March 31, 2007 was 23.27%.


INTERNATIONAL GROWTH FUND PERFORMANCE

     Pursuant to an agreement and plan of reorganization between the International Growth Fund and 1838 International Equity Fund (the "Predecessor Fund"), on December 16, 2005 the International Growth Fund acquired substantially all of the assets and substantially all of the liabilities of the Predecessor Fund in exchange for Class I Shares of the International Growth Fund (the "Reorganization"). As a result of the Reorganization, the Class I Shares of the International Growth Fund are the accounting successor of the Predecessor Fund. The historical performance information shown below for Class I Shares of the International Growth Fund reflects, for the period prior to the Reorganization, the historical performance of the shares of the Predecessor Fund. The historical performance information shown below for Class A Shares of the International Growth Fund reflects, for periods prior to the initial offering to the public of such shares on December 19, 2005, the performance of Class I Shares of the International Growth Fund restated to reflect differences in applicable sales charges and Rule 12b-1/service fees applicable to Class A Shares.

     The results shown below are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the International Growth Fund's investment objectives and policies as well as the risks incurred in the International Growth Fund's investment practices.


     Class A Shares. The International Growth Fund's average annual total return, assuming payment of the maximum sales charge, for Class A Shares of the International Growth Fund for (i) the one-year period ended March 31, 2007 was 12.09%; (ii) the three-year period ended March 31, 2007 was 19.05%; (iii) the five-year period ended March 31, 2007 was 14.48%; and (iv) the ten-year period ended March 31, 2007 was 9.39%.



     The International Growth Fund's average annual total return, excluding payment of the maximum sales charge, for Class A Shares of the International Growth Fund for (i) the one-year period ended March 31, 2007 was 18.90%; (ii) the three-year period ended March 31, 2007 was 21.43%; (iii) the five-year period ended March 31, 2007 was 15.85%; and (iv) the ten-year period ended March 31, 2007 was 10.04%.



     The International Growth Fund's cumulative non-standardized total return, including payment of the maximum sales charge, for Class A Shares of the International Growth Fund from August 3, 1995 (commencement of distribution of the shares of the Predecessor Fund) to March 31, 2007 was 169.45%.



     The International Growth Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, for Class A Shares of the International Growth Fund from August 3, 1995 (commencement of distribution of the shares of the Predecessor Fund) to March 31, 2007 was 185.89%.



     Class I Shares. The International Growth Fund's annual total return for Class I Shares of the International Growth Fund for (i) the one-year period ended March 31, 2007 was 19.19%, (ii) the three-year period ended March 31, 2007 was 21.70%, (iii) the five-year period ended March 31, 2007 was 16.12%, and (iv) the ten-year period ended March 31, 2007 was 10.31%.



     The International Growth Fund's cumulative non-standardized total return with respect to the Class I Shares of the International Growth Fund from August 3, 1995 (commencement of distribution of shares of the Predecessor Fund) to March 31, 2007 was 194.10%.


                               OTHER INFORMATION

DISCLOSURE OF PORTFOLIO HOLDINGS

     The Fund's Board of Trustees and the Adviser have adopted policies and procedures regarding disclosure of portfolio holdings information (the "Policy"). Pursuant to the Policy, information concerning the Fund's portfolio holdings may be disclosed only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the fiduciary duties owed by the Fund and the Adviser to the Fund's shareholders. The Fund and the Adviser may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or any affiliated person of the Adviser) in connection with the disclosure of portfolio holdings information of the Fund. The Fund's Policy is implemented and overseen by the Portfolio Holdings Review Committee (the "PHRC"), which is described in more detail below.

     Public Portfolio Holdings Information Disclosure Policy. Portfolio holdings information will be deemed public when it has been posted to the Fund's public web site. On its public web site, the Fund currently makes available:

     - Calendar Quarters: Complete portfolio holdings of the Fund and the underlying funds as of the end of each calendar quarter disclosed with a minimum lag time of 30 calendar days.

     - Monthly: Top 10 (or top 15) largest portfolio holdings of the Fund and the underlying funds as of the end of each month disclosed with a minimum lag time of 15 business days.

     The Fund provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its Semiannual and Annual Reports, and for the first and third fiscal quarters in its filings with the SEC on Form N-Q.


     Non-Public Portfolio Holdings Information Policy. All portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is considered non-public portfolio holdings information for the purposes of the Policy. Pursuant to the Policy, disclosing non-public portfolio holdings information to third parties may occur only when the Fund has a legitimate business purpose for doing so and the recipients of such information are subject to a duty of confidentiality, which prohibits such recipients from disclosing or trading on the basis of the non-public portfolio holdings information. Any disclosure of non-public portfolio holdings information made to third parties must be approved by both the Fund's Board of Trustees (or a designated committee thereof) and the PHRC. The Policy provides for disclosure of non-public portfolio holdings information to certain pre-authorized categories of entities, executing broker-dealers and shareholders, in each case under specific restrictions and limitations described below, and the Policy provides a process for approving any other entities.


     Pre-Authorized Categories. Pursuant to the Policy, the Fund may disclose non-public portfolio holdings information to certain third parties who fall within pre-authorized categories. These third parties include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers, and service providers, provided that the third party expressly agrees to maintain the non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information. Subject to the terms and conditions of any agreement between the Adviser or the Fund and the third party, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply. In addition, persons who owe a duty of trust or confidence to the Fund or the Adviser (including legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement. The PHRC is responsible for monitoring and reporting on such entities to the Fund's Board of Trustees. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the material non-public portfolio holdings information.

     Broker-Dealer Interest Lists. Pursuant to the Policy, the Adviser may provide "interest lists" to broker-dealers who execute securities transactions for the Fund. Interest lists may specify only the CUSIP numbers and/or ticker symbols of the securities held in all registered management investment companies advised by the Adviser or affiliates of the Adviser on an aggregate basis. Interest lists will not disclose portfolio holdings on a fund by fund basis and will not contain information about the number or value of shares owned by a specified fund. The interest lists may identify the investment strategy to which the list relates, but will not identify particular funds or portfolio managers/management teams. Broker-dealers need not execute a non-disclosure agreement to receive interest lists.

     Shareholders In-Kind Distributions. The Fund's shareholders may, in some circumstances, elect to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the Fund. In such circumstances, pursuant to the Policy, such Fund shareholders may receive a complete listing of the portfolio holdings of the Fund up to seven (7) calendar days prior to making the redemption request provided that they represent orally or in writing that they agree not to disclose or trade on the basis of the portfolio holdings information.


     Attribution Analyses. Pursuant to the Policy, the Fund may discuss or otherwise disclose performance attribution analyses (i.e., mention the effects of having a particular security in the portfolio) where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly. Any discussion of the analyses may not be more current than the date the holding was disclosed publicly.


     Transition Managers. Pursuant to the Policy, the Fund may disclose portfolio holdings to transition managers, provided that the Fund has entered into a non-disclosure or confidentiality agreement with the party requesting that the information be provided to the transition manager and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager.


     Other Entities. Pursuant to the Policy, the Fund or the Adviser may disclose non-public portfolio holdings information to a third party who does not fall within the pre-approved categories, and who are not executing broker-dealers, shareholders receiving in-kind distributions, persons receiving attribution analyses or transition managers; however, prior to the receipt of any non-public portfolio holdings information by such third party, the recipient must have entered into a non-disclosure agreement and the disclosure arrangement must have been approved by the PHRC and the Fund's Board of Trustees (or a designated committee thereof). The PHRC will report to the Board of Trustees of the Fund on a quarterly basis regarding any other approved recipients of non-public portfolio holdings information.


     PHRC and Board of Trustees Oversight. The PHRC, which consists of executive officers of the Fund and the Adviser, is responsible for overseeing and implementing the Policy and determining how portfolio holdings information will be disclosed on an ongoing basis. The PHRC will periodically review and has the authority to amend the Policy as necessary. The PHRC will meet at least quarterly to (among other matters):

     - address any outstanding issues relating to the Policy;

     - monitor the use of information and compliance with non-disclosure agreements by current recipients of portfolio holdings information;

     - review non-disclosure agreements that have been executed with prospective third parties and determine whether the third parties will receive portfolio holdings information;

     - generally review the procedures to ensure that disclosure of portfolio holdings information is in the best interests of Fund shareholders; and

     - monitor potential conflicts of interest between Fund shareholders, on the one hand, and those of the Adviser, the Distributor or affiliated persons of the Fund, the Adviser or the Distributor, on the other hand, regarding disclosure of portfolio holdings information.

The PHRC will regularly report to the Board of Trustees on the Fund's disclosure of portfolio holdings information and the proceedings of PHRC meetings.

     Ongoing Arrangements of Portfolio Holdings Information. The Adviser and/or the Fund have entered into ongoing arrangements to make available public and/or non-public information about the Fund's portfolio holdings. The Fund currently may disclose portfolio holdings information based on ongoing arrangements to the following pre-authorized parties:

NAME                          INFORMATION DISCLOSED     FREQUENCY (1)          LAG TIME
----                          ---------------------  -------------------   -----------------
SERVICE PROVIDERS
State Street Bank and Trust
  Company (*)...............  Full portfolio         Daily basis                  (2)
                              holdings
Institutional Shareholder
  Services (ISS) (proxy
  voting
  agent) (*)................  Full portfolio         Twice a month                (2)
                              holdings
FT Interactive Data Pricing
  Service Provider (*)......  Full portfolio         As needed                    (2)
                              holdings
Van Kampen Investor
  Services Inc. (*).........  Full portfolio         As needed                    (2)
                              holdings
FUND RATING AGENCIES
Morningstar (**)............  Full portfolio         Quarterly basis       Approximately 30
                              holdings                                     days after
                                                                           quarter end

NAME                          INFORMATION DISCLOSED     FREQUENCY (1)          LAG TIME
----                          ---------------------  -------------------   -----------------
CONSULTANTS AND ANALYSTS
CTC Consulting, Inc.
  (**) .....................  Top Ten and Full       Quarterly basis       Approximately 15
                              portfolio holdings                           days after
                                                                           quarter end and
                                                                           approximately 30
                                                                           days after
                                                                           quarter end,
                                                                           respectively
Fund Evaluation Group
  (**)......................  Top Ten portfolio      Quarterly basis       At least 15 days
                              holdings (3)                                 after quarter end
Hammond Associates (**).....  Full portfolio         Quarterly basis       At least 30 days
                              holdings (4)                                 after quarter end
Hartland & Co. (**).........  Full portfolio         Quarterly basis       At least 30 days
                              holdings (4)                                 after quarter end
Mobius (**).................  Top Ten portfolio      Monthly basis         At least 15 days
                              holdings (3)                                 after month end
Nelsons (**)................  Top Ten holdings (3)   Quarterly basis       At least 15 days
                                                                           after quarter end
Prime Buchholz & Associates,
  Inc. (**).................  Full portfolio         Quarterly basis       At least 30 days
                              holdings (4)                                 after quarter end
PSN (**)....................  Top Ten holdings (3)   Quarterly basis       At least 15 days
                                                                           after quarter end
Russell Investment Group/
  Russell/Mellon Analytical
  Services, Inc. (**).......  Top Ten and Full       Monthly and           At least 15 days
                              portfolio holdings     quarterly basis       after month end
                                                                           and at least 30
                                                                           days after
                                                                           quarter end,
                                                                           respectively
Thompson Financial (**).....  Full portfolio         Quarterly basis       At least 30 days
                              holdings (4)                                 after quarter end
Yanni Partners (**).........  Top Ten portfolio      Quarterly basis       At least 15 days
                              holdings (3)                                 after quarter end
PORTFOLIO ANALYTICS PROVIDER
  Fact Set (*)..............  Complete portfolio     Daily                 One day
                              holdings

------------------------------------

 (*) This entity has agreed to maintain Fund non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.
(**) The Fund does not currently have a non-disclosure agreement in place with this entity and therefore this entity can only receive publicly available information.
 (1) Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).

 (2) Information will typically be provided on a real time basis or as soon thereafter as possible.

 (3) Full portfolio holdings will also be provided upon request from time to time on a quarterly basis, with at least a 30 day lag.

 (4) Top Ten portfolio holdings will also be provided upon request from time to time, with at least a 15 day lag.

     The Fund may also provide Fund portfolio holdings information, as part of its normal business activities, to persons who owe a duty of trust or confidence to the Fund or the Adviser. These persons currently are (i) the Fund's independent registered public accounting firm (as of the Fund's fiscal year end and on an as needed basis), (ii) counsel to the Fund (on an as needed basis),
(iii) counsel to the independent trustees (on an as needed basis) and (iv) members of the Board of Trustees (on an as needed basis).

CUSTODY OF ASSETS

     Except for segregated assets held by a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, all securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, as custodian. The custodian also provides accounting services to the Fund.

SHAREHOLDER REPORTS

     Semiannual statements are furnished to shareholders, and annually such statements are audited by the Fund's independent registered public accounting firm.

PROXY VOTING POLICY AND PROXY VOTING RECORD


     The Board of Trustees believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. The Board has delegated the day-to-day responsibility to the Adviser to vote such proxies, pursuant to the Board approved Proxy Voting Policy, a copy of which is currently in effect as of the date of this Statement of Additional Information is attached hereto as Appendix A.



     The Proxy Voting Policy is subject to change over time and investors seeking the most current copy of the Proxy Voting Policy should go to our web site at www.vankampen.com. The Fund's most recent proxy voting record filed with the SEC is also available without charge on our web site at www.vankampen.com. The Fund's proxy voting record is also available without charge on the SEC's web site at www.sec.gov.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     An independent registered public accounting firm for the Fund performs an annual audit of the Fund's financial statements. The Fund's Board of Trustees has engaged Ernst & Young LLP, located at 233 South Wacker Drive, Chicago, Illinois 60606, to be the Fund's independent registered public accounting firm.

LEGAL COUNSEL

     Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom LLP.

                              FINANCIAL STATEMENTS


     The audited financial statements of the Fund are incorporated herein by reference to the Annual Report to shareholders of the Fund dated March 31, 2007. The Annual Report may be obtained by following the instructions on the cover of this Statement of Additional Information. The Annual Report is included as part of the Fund's filing on Form N-CSR as filed with the SEC on May 29, 2007. The Annual Report may be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202)551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

               APPENDIX A -- MORGAN STANLEY INVESTMENT MANAGEMENT
                       PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT

     Introduction -- Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Policy") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

     The MSIM entities covered by this Policy currently include the following:
Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates" or as "we" below).

     Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds -- collectively referred to herein as the "MSIM Funds"), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy.

     Proxy Research Services -- Institutional Shareholder Services ("ISS") and Glass Lewis (together with other proxy research providers as we may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of the Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping.

     Voting Proxies for Certain Non-U.S. Companies -- Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and
(vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients' non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II. GENERAL PROXY VOTING GUIDELINES

     To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein), including the guidelines set forth below. These guidelines address a broad range of issues, and provide general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

     We endeavor to integrate governance and proxy voting policy with investment goals and to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers, but such a split vote must be approved by the Proxy Review Committee.

A. ROUTINE MATTERS. We generally support routine management proposals. The following are examples of routine management proposals:

          - Approval of financial statements and auditor reports.

          - General updating/corrective amendments to the charter.

          - Most proposals related to the conduct of the annual meeting, with the following exceptions. We may oppose proposals that relate to "the transaction of such other business which may come before the meeting," and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this Policy to be carried out (i.e. an uncontested corporate transaction), the adjournment request will be supported. Finally, we generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B. BOARD OF DIRECTORS

     1. Election of directors: In the absence of a proxy contest, we generally support the board's nominees for director except as follows:

             a. We withhold or vote against interested directors if the company's board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards, generally as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for a NYSE company with dispersed ownership, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Non-independent directors under NYSE standards include an employee or an individual with an immediate family member who is an executive (or in either case was in such position within the previous three years). A director's consulting arrangements with the company, or material business relationships between the director's employer and the company, also impair independence. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards.

             b. Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company's compensation, nominating or audit committees.

             c. We consider withholding support or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders. This includes consideration for withholding support or voting against individual board members or an entire slate if we believe the board is entrenched and dealing inadequately with performance problems, and/or with insufficient independence between the board and management.

             d. We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a "bright line" test. In the context of the U.S. market, these would include elimination of dead hand or slow hand poison pills, requiring audit, compensation or nominating committees to be composed of independent directors and requiring a majority independent board.

             e. We generally withhold support from or vote against a nominee who has failed to attend at least 75% of board meetings within a given year without a reasonable excuse.

             f. We consider withholding support from or voting against a nominee who serves on the board of directors of more than six companies (excluding investment companies). We also consider voting against a director who otherwise appears to have too many commitments to serve adequately on the board of the company.

     2. Board independence: We generally support proposals requiring that a certain percentage (up to 66 2/3%) of the company's board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

     3. Board diversity: We consider on a case-by-case basis proposals urging diversity of board membership with respect to social, religious or ethnic group.

     4. Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

     5. Proposals to elect all directors annually: We generally support proposals to elect all directors annually at public companies (to "declassify" the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis.

     6. Cumulative voting: We generally support proposals to eliminate cumulative voting (which provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board). Proposals to establish cumulative voting in the election of directors generally will not be supported.

     7. Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.

     8. Director retirement age: Proposals recommending set director retirement ages are voted on a case-by-case basis.

     9. Proposals to limit directors' liability and/or broaden indemnification of directors. Generally, we will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

C. CORPORATE TRANSACTIONS AND PROXY FIGHTS. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis. However, proposals for mergers or other significant transactions that are friendly and approved by the Research Providers generally will be supported and in those instances will not need to be reviewed by the Proxy Review Committee, where there is no portfolio manager objection and where there is no material conflict of interest. We also analyze proxy contests on a case-by-case basis.

D. CHANGES IN LEGAL AND CAPITAL STRUCTURE. We generally vote in favor of management proposals for technical and administrative changes to a company's charter, articles of association or bylaws. We review non-routine proposals, including reincorporation to a different jurisdiction, on a case-by-case basis.

     1. We generally support the following:

          - Proposals that eliminate other classes of stock and/or eliminate unequal voting rights.

          - Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

          - Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

          - Proposals to authorize share repurchase plans.

          - Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

          - Proposals to effect stock splits.

          - Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

          - Proposals for higher dividend payouts.

     2. We generally oppose the following (notwithstanding management support):

          - Proposals that add classes of stock that would substantially dilute the voting interests of existing shareholders.

          - Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

          - Proposals to create "blank check" preferred stock.

          - Proposals relating to changes in capitalization by 100% or more.

E. TAKEOVER DEFENSES AND SHAREHOLDER RIGHTS

     1. Shareholder rights plans: We support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills).

     2. Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

     3. Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.

     4. Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal:
        (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

F. AUDITORS. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). Proposals requiring auditors to attend the annual meeting of shareholders will be supported. We generally vote against proposals to indemnify auditors.

G. EXECUTIVE AND DIRECTOR REMUNERATION.

     1. We generally support the following proposals:

          - Proposals relating to director fees, provided the amounts are not excessive relative to other companies in the country or industry.

          - Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

          - Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage ("run rate") of equity compensation in the recent past; or if there are objectionable plan design and provisions.

          - Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

     2. Blanket proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported.

     3. Proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its current and past practices.

     4. Proposals to U.S. companies that request disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations generally will not be supported.

     5. We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in option exercises.

     6. Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company's reasons and justifications for a re-pricing, the company's competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

H. SOCIAL, POLITICAL AND ENVIRONMENTAL ISSUES. We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine whether they will have a financial impact on shareholder value. However, we generally vote against proposals requesting reports that are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We generally oppose proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.

I. FUND OF FUNDS. Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III. ADMINISTRATION OF POLICY

     The MSIM Proxy Review Committee (the "Committee") has overall responsibility for creating and implementing the Policy, working with an MSIM staff group (the "Corporate Governance Team"). The Committee, which is appointed by MSIM's Chief Investment Officer of Global Equities ("CIO"), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

     The Committee Chairperson is the head of the Corporate Governance Team, and is responsible for identifying issues that require Committee deliberation or ratification. The Corporate Governance Team, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The Corporate Governance Team has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance, and to refer other case-by-case decisions to the Proxy Review Committee.

     The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

A. COMMITTEE PROCEDURES

     The Committee will meet at least monthly to (among other matters) address any outstanding issues relating to the Policy or its implementation. The Corporate Governance Team will timely communicate to ISS MSIM's Policy (and any amendments and/or any additional guidelines or procedures the Committee may adopt).

     The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy.

     Members of the Committee may take into account Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

B. MATERIAL CONFLICTS OF INTEREST

     In addition to the procedures discussed above, if the Committee determines that an issue raises a material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee").

     The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Chief Compliance Officer or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM's relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the Chairperson. The Special Committee may request the assistance of MSIM's General Counsel or his/her designee who will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C. IDENTIFICATION OF MATERIAL CONFLICTS OF INTEREST

     A potential material conflict of interest could exist in the following situations, among others:

     1. The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer.

     2. The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

     3. Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the Chairperson of the Committee determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the Chairperson will address the issue as follows:

     1. If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

     2. If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM's Client Proxy Standard.

     3. If the Research Providers' recommendations differ, the Chairperson will refer the matter to the Committee to vote on the proposal. If the Committee determines that an issue raises a material conflict of interest, the Committee will request a Special Committee to review and recommend a course of action, as described above. Notwithstanding the above, the Chairperson of the Committee may request a Special Committee to review a matter at any time as he/she deems necessary to resolve a conflict.

D. PROXY VOTING REPORTING

     The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM Fund, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those Funds at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

     The Corporate Governance Team will timely communicate to applicable portfolio managers and to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

     MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

     MSIM's Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund's holdings.

APPENDIX A

     The following procedures apply to accounts managed by Morgan Stanley AIP GP LP ("AIP").

     Generally, AIP will follow the guidelines set forth in Section II of MSIM's Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Liquid Markets investment team and the Private Markets investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

     In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights
For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the "Fund") that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

     1. Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a "Designated Person," and collectively, the "Designated Persons"), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person's death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

     2. Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund's organizational documents; provided, however, that, if the Fund's organizational documents require the consent of the Fund's general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

                      STATEMENT OF ADDITIONAL INFORMATION

                                   VAN KAMPEN
                              MID CAP GROWTH FUND

     Van Kampen Mid Cap Growth Fund's (the "Fund") investment objective is to seek capital growth. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in common stocks and other equity securities of medium-sized growth companies.

     The Fund is organized as a diversified series of the Van Kampen Equity Trust, an open-end management investment company (the "Trust").


     This Statement of Additional Information is not a prospectus. Shares of the Fund are subject to two different prospectuses. Class A Shares, Class B Shares and Class C Shares are subject to one prospectus dated July 31, 2007 and Class I Shares are subject to a separate prospectus dated July 31, 2007 (collectively referred to herein as the "Prospectuses" or individually as a "Prospectus"). This Statement of Additional Information should be read in conjunction with a Prospectus of the Fund. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read a Prospectus prior to purchasing shares of the Fund. A Class A Shares, Class B Shares and Class C Shares Prospectus, a Class I Shares Prospectus, the Statement of Additional Information and the Fund's Annual and Semiannual Reports may be obtained without charge from our web site at www.vankampen.com or any of these materials may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza - Suite 100, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 847-2424.


                               TABLE OF CONTENTS


                                                                Page
                                                                ----
General Information.........................................    B-2
Investment Objective, Investment Strategies and Risks.......    B-4
Strategic Transactions......................................    B-9
Investment Restrictions.....................................    B-17
Trustees and Officers.......................................    B-20
Investment Advisory Agreement...............................    B-33
Fund Management.............................................    B-35
Other Agreements............................................    B-37
Distribution and Service....................................    B-38
Transfer Agent..............................................    B-44
Portfolio Transactions and Brokerage Allocation.............    B-44
Shareholder Services........................................    B-46
Redemption of Shares........................................    B-49
Contingent Deferred Sales Charge-Class A....................    B-49
Waiver of Contingent Deferred Sales Charges.................    B-50
Taxation....................................................    B-52
Fund Performance............................................    B-58
Other Information...........................................    B-62
Financial Statements........................................    B-68
Appendix A -- Proxy Voting Policy and Procedures............    A-1



        THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED JULY 31, 2007.



                                                                     GF SAI 7/07

                              GENERAL INFORMATION

     The Trust is an unincorporated statutory trust organized under the laws of the State of Delaware by an Agreement and Declaration of Trust (the "Declaration of Trust") dated May 10, 1995. The Trust was originally organized in 1987 under the name Van Kampen Merritt Equity Trust as a Massachusetts business trust (the "Massachusetts Trust"). The Massachusetts Trust was reorganized into the Trust under the name Van Kampen American Capital Equity Trust on July 31, 1995. The Trust was created for facilitating the Massachusetts Trust reorganization into a Delaware statutory trust. On July 14, 1998, the Trust adopted its current name.

     The Fund was originally organized as a series of the Trust under the name Van Kampen American Capital Growth Fund on September 7, 1995. On July 14, 1998, the Fund adopted the name Van Kampen Growth Fund. On June 25, 2004, the Fund adopted its current name.


     Van Kampen Asset Management (the "Adviser"), Van Kampen Funds Inc. (the "Distributor") and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley. The principal office of each of the Trust, the Fund, the Adviser, the Distributor and Van Kampen Investments is located at 522 Fifth Avenue, New York, New York 10036. The principal office of Investor Services is located at 2800 Post Oak Boulevard, Houston, Texas 77056.


     The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Fund, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.

     The Fund currently offers four classes of shares, designated as Class A Shares, Class B Shares, Class C Shares and Class I Shares. Other classes may be established from time to time in accordance with the provisions of the Declaration of Trust. Each class of shares of the Fund generally is identical in all respects except that each class of shares is subject to its own sales charge schedule and its own distribution and service expenses. Each class of shares also has exclusive voting rights with respect to its distribution and service fees.

     Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution or service fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in a Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

     The Trust does not contemplate holding regular meetings of shareholders to elect trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").

     In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. The liquidation proceeds to holders of classes of shares with higher distribution fees and transfer agency costs are likely to be less than the liquidation proceeds to holders of classes of shares with lower distribution fees and transfer agency costs.

     The trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series outstanding and entitled to vote (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the trustees without approval from each affected shareholder or trustee, as the case may be.

     Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.


     As of July 2, 2007, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares, Class C Shares or Class I Shares of the Fund, except as follows:



                                                                     Approximate
                                                                    Percentage of
                                                        Class         Ownership
             Name and Address of Holder               of Shares    on July 2, 2007
             --------------------------               ---------    ----------------
Van Kampen Asset Allocation Growth Fund ............      I               13%
Fund of Funds Investment
195 Broadway
New York, NY 10007-3100
Van Kampen Asset Allocation Moderate Fund ..........      I               10%
Fund of Funds Investment
195 Broadway
New York, NY 10007-3100
Morgan Stanley & Co. ...............................      B                9%
Harborside Financial Center                               C               10%
Jersey City, NJ 07311                                     I               13%

                                                                     Approximate
                                                                    Percentage of
                                                        Class         Ownership
             Name and Address of Holder               of Shares    on July 2, 2007
             --------------------------               ---------    ----------------
PFPC Brokerage Services.............................      A                6%
FBO Primerica Financial Services                          B               10%
760 Moore Road
King of Prussia, PA 19406-1212
Charles Schwab & Co. Inc. ..........................      A                7%
One Source Omnibus
Exclusive Benefit of its customers
101 Montgomery Street
San Francisco, CA 94104-4151
Citigroup Global Markets Inc. ......................      C                6%
Attn: Cindy Tempesta
333 W. 34th Street
New York, NY 10001-2402
Edward Jones & Co. .................................      A               26%
Attn: Mutual Fund                                         B               10%
Shareholder Accounting
201 Progress Pkwy.
Maryland Heights, MO 63043-3009
Pershing LLC .......................................      B                7%
1 Pershing Plaza                                          C               15%
Jersey City, NJ 07399-0002
State Street Bank & Trust Co. ......................      A                7%
FBO ADP/MSDW Alliance
105 Rosemont ROAD
Westwood, MA 02090-2318
MLPF&S For the Sole Benefit of its Customers........      C               13%
Attn: Fund Administration                                 I               47%
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL 32246-6484
NFS LLC FEBO .......................................      I               15%
Tower Trust Co.
P.O. Box 11080
Fort Wayne, IN 46855-1080


             INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RISKS

     The following disclosure supplements the disclosure set forth under the caption "Investment Objective, Principal Investment Strategies and Risks" in a Prospectus and does not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in a Prospectus for a complete presentation of the matters disclosed below.

REPURCHASE AGREEMENTS

     The Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. The Fund may invest an amount up to 20% of its total assets at the time of purchase in securities subject to repurchase agreements. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. The Fund may enter into repurchase agreements with broker-dealers, banks and other financial institutions deemed to be creditworthy by the Adviser under guidelines approved by the Fund's Board of Trustees. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, would exceed the Fund's limitation on illiquid securities described herein. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.

     For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an exemptive order from the SEC permitting this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

     Repurchase agreements are fully collateralized by the underlying securities and are considered to be loans under the 1940 Act. The Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. government, its agencies or instrumentalities) may have maturity dates exceeding one year.

BORROWING AND REVERSE REPURCHASE AGREEMENTS

     The Fund may borrow money for investment purposes up to the limits specified in the Fund's investment restrictions. The Fund may borrow money from banks and engage in reverse repurchase agreements in an amount up to 33 1/3% of the Fund's total assets (including the amount borrowed). The Fund also may borrow money in an amount up to 5% of the Fund's total assets for temporary purposes. The Fund has no current intention to borrow money other than for temporary purposes.

     Borrowing by the Fund creates special risk considerations such as greater potential volatility in the net asset value of the shares and in the yield on the Fund's portfolio. To the extent that the Fund is otherwise fully invested and the Adviser believes that additional investment opportunities exist with the potential for capital growth, the Fund may employ leverage for the purpose of acquiring portfolio securities. Such utilization of leverage is considered speculative, and involves risks. The assets of the Fund, including any additional assets which may be purchased with the proceeds of any borrowings, will consist primarily of common stocks and other equity securities of growth companies, the prices of which may be volatile. In the event that the values of the Fund's portfolio securities do not appreciate or, in fact, depreciate, the Fund would be forced to liquidate a portion of its portfolio, which could be significant depending upon the magnitude of the decline in value of the Fund's assets, to pay interest on, and repay the principal of, any such borrowings. Even in the event that any assets purchased with the proceeds of such borrowings appreciate as anticipated by the Adviser, a portion of the Fund's assets may be required to be liquidated to meet scheduled principal and interest payments with respect to such borrowings. Any such liquidations may be at inopportune times and prices. Utilization of investment leverage would result in a higher volatility of the net asset value of the Fund. The effect of leverage in a declining market would result in a greater decrease in net asset value to holders of the Fund's shares than if the Fund were not leveraged. The extent to which the Fund may borrow will depend upon the availability of credit. No assurance can be given that the Fund will be able to borrow on terms acceptable to the Fund and the Adviser. The Fund's use of leverage may impair the ability of the Fund to maintain its qualification for federal income tax purposes as a regulated investment company. The rights of any lenders to the Fund to receive payments of interest on and repayments of principal of borrowings will be senior to the rights of the Fund's shareholders, and the terms of the Fund's borrowings may contain provisions that limit certain activities of the Fund and could result in precluding the purchase of securities and instruments that the Fund would otherwise purchase.

     Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. The Fund will segregate an amount of cash and/or liquid securities equal in value to its obligations in respect of reverse repurchase agreements and, accordingly, the Fund will not treat such obligations as senior securities for purposes of the 1940 Act. Reverse repurchase agreements involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

     The Fund may purchase and sell portfolio securities on a when-issued and delayed delivery basis. No income accrues to the Fund on securities in connection with such purchase transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price, and yields generally available on comparable securities when delivery occurs may be higher or lower than yields on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will segregate cash and/or liquid securities having an aggregate value at least equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objectives and policies and not for the purpose of investment leverage.

ILLIQUID SECURITIES


     The Fund may invest up to 15% of its net assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with procedures approved by the Fund's Board of Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which typically range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief (such as "no action" letters issued by the staff of the SEC interpreting or providing guidance on the 1940 Act or regulations thereunder) from the provisions of the 1940 Act, as amended from time to time.

CONVERTIBLE SECURITIES

     The Fund's investments in convertible securities may include securities with enhanced convertible features or "equity-linked" features. These securities come in many forms and may include features, among others, such as the following: (i) may be issued by the issuer of the underlying equity security on its own securities or securities it holds of another company or be issued by a third party (typically a brokerage firm or other financial entity) on a security of another company, (ii) may convert into equity securities, such as common stock, or may be redeemed for cash or some combination of cash and the linked security at a value based upon the value of the underlying equity security,
(iii) may have various conversion features prior to maturity at the option of the holder or the issuer or both, (iv) may limit the appreciation value with caps or collars of the value of underlying equity security and (v) may have fixed, variable or no interest payments during the life of the security which reflect the actual or a structured return relative to the underlying dividends of the linked equity security. Generally these securities are designed to give investors enhanced yield opportunities to the equity securities of an issuer, but these securities may involve a limited appreciation potential, downside exposure, or a finite time in which to capture the yield advantage. For example, certain securities may provide a higher current dividend income than the dividend income on the underlying security while capping participation in the capital appreciation of such security. Other securities may involve arrangements with no interest or dividend payments made until maturity of the security or an enhanced principal amount received at maturity based on the yield and value of the underlying equity security during the security's term or at maturity. Besides enhanced yield opportunities, another advantage of using such securities is that they may be used for portfolio management or hedging purposes to reduce the risk of investing in a more volatile underlying equity security. There may be additional types of convertible securities with features not specifically referred to herein in which the Fund may invest consistent with its investment objective and policies.

     Investments in enhanced convertible or equity-linked securities may subject the Fund to additional risks not ordinarily associated with investments in traditional convertible securities. Particularly when such securities are issued by a third party on an underlying linked security of another company, the Fund is subject to risks if the underlying security underperforms or the issuer defaults on the payment of the dividend or the underlying security at maturity. In addition, the trading market for certain securities may be less liquid than for other convertible securities making it difficult for the Fund to dispose of a particular security in a timely manner, and reduced liquidity in the secondary market for any such securities may make it more difficult to obtain market quotations for valuing the Fund's portfolio.

     Up to 5% of the Fund's net assets may be invested in convertible securities that are below investment grade. Debt securities rated below investment grade are commonly known as junk bonds. Although the Fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Fund, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.

WARRANTS

     Warrants are in effect longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Of course, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

SECURITIES OF FOREIGN ISSUERS

     The Fund also may purchase foreign securities in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") or other securities representing underlying shares of foreign companies. These securities may not necessarily be denominated in the same currency as the underlying securities but generally are denominated in the currency of the market in which they are traded. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid by the ADR holders. In addition, less information generally is available for an unsponsored ADR than about a sponsored ADR and financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The Fund may invest in ADRs through both sponsored and unsponsored arrangements. EDRs are receipts issued in Europe by banks or depositaries which evidence similar ownership arrangements.

                             STRATEGIC TRANSACTIONS

     The Fund may, but is not required to, use various investment strategies as described below ("Strategic Transactions") to facilitate portfolio management and to mitigate risks. Techniques and instruments may change over time as new instruments and strategies are developed or as regulatory changes occur. Although the Adviser seeks to use such transactions to further the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result. The Fund's activities involving Strategic Transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code" or "Code"), for qualification as a regulated investment company.

     In the course of pursuing these investment strategies, the Fund may purchase and sell derivative securities such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, equity, fixed-income and interest rate indices and other financial instruments, purchase and sell financial futures contracts and options on futures contracts, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures contracts. Among other things, Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange markets, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

     Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

     Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices other than current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. The use of options and futures contracts transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures contracts markets and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures contracts and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. Income earned or deemed to be earned, if any, by the Fund from its Strategic Transactions will generally be taxable.

OPTIONS

     Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

     A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

     With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties.


     Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied.


     If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

     The Fund may purchase and sell call or put options on securities, including U.S. Treasury and agency securities, foreign sovereign debt, mortgage-backed securities, corporate debt securities, Eurodollar instruments and foreign debt securities that are traded on U.S. and foreign securities exchanges and in the OTC markets and related futures contracts on such securities, indices, currencies and futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

FUTURES CONTRACTS

     The Fund may enter into financial futures contracts or purchase or sell put and call options on futures contracts as a hedge against anticipated interest rate, currency, equity or fixed-income market changes and for risk management purposes. Futures contracts generally are bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller of the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts and Eurodollar instruments, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

     The Fund's use of financial futures contracts and options on futures contracts will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management or other portfolio management purposes. Typically, maintaining a futures contract or selling an option on a futures contract requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures contracts involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures contract position just as it would for any position. Futures contracts and options on futures contracts are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

     The Fund will not enter into a futures contract or an option on a futures contract (except for closing transactions) for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options on futures contracts would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options on futures contracts are described below.

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

     The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

CURRENCY TRANSACTIONS


     The Fund may engage in currency transactions with counterparties to manage the value of currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures contracts, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below.


     The Fund's dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

     The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended to wholly or partially offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency other than with respect to cross-hedging or proxy hedging as described below.

     The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

     To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

     Risks of Currency Transactions. Currency transactions are subject to risks different from other transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

COMBINED TRANSACTIONS

     The Fund may enter into multiple transactions, including multiple options transactions, multiple futures contracts transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures contracts, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

RISKS OF STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES

     When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

     Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash and/or liquid securities to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, the Fund must segregate cash and/or liquid securities in an amount at least equal to the current amount of the obligation. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash and/or liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash and/or liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash and/or liquid securities equal to the exercise price. A currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency and/or liquid securities denominated in that currency equal to the Fund's obligations or to segregate cash and/or liquid securities equal to the amount of the Fund's obligation.

     OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash and/or liquid securities equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash and/or liquid securities equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of cash and/or liquid securities equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

     In the case of a futures contract or an option on the futures contract, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and/or liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract.

     Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund also may enter into offsetting transactions so that its combined position, coupled with any segregated cash and/or liquid securities, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash and/or liquid securities if the Fund held a futures contract or forward contract, it could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions also may be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash and/or liquid securities equal to any remaining obligation would need to be segregated.

                            INVESTMENT RESTRICTIONS

     The Fund has adopted the following fundamental investment restrictions which may not be changed without shareholder approval by the vote of a majority of its outstanding voting securities which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund's voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitations on illiquid securities and borrowings, the percentage limitations apply at the time of purchase and on an ongoing basis. These restrictions provide that the Fund shall not:

   1. Purchase any securities (other than obligations issued or guaranteed by the U.S. government or by its instrumentalities), if, as a result, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or, if, as a result, such Fund would hold more than 10% of the outstanding voting securities of an issuer; except that up to 25% of the Fund's total assets may be invested without regard to such limitations and except that the Fund may purchase securities of other investment companies without regard to such limitation to the extent permitted by (i) the 1940 Act, as amended from time to time,
      (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

   2. Invest more than 25% of its assets in a single industry, provided, however, that this limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company. (Neither the U.S. government nor any of its agencies or instrumentalities will be considered an industry for purposes of this restriction.)

   3. Issue senior securities, borrow money from banks or enter into reverse repurchase agreements with banks in the aggregate in excess of 33 1/3% of the Fund's total assets (after giving effect to any such borrowing); which amount excludes no more than 5% in borrowings and reverse repurchase agreements with any entity for temporary purposes. The Fund will not mortgage, pledge or hypothecate any assets other than in connection with issuances of senior securities, borrowings, delayed delivery and when issued transactions and strategic transactions.

   4. Make loans of money or property to any person, except (i) to the extent the securities in which the Fund may invest are considered to be loans,
      (ii) through the loan of portfolio securities, and (iii) to the extent that the Fund may lend money or property in connection with maintenance of the value of, or the Fund's interest with respect to, the securities owned by the Fund.

   5. Sell any securities "short," unless at all times when a short position is open the Fund owns an equal amount of the securities or of securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

   6. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

   7. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under agreements related to portfolio securities would be deemed to constitute such control or participation and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

   8. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

   9. Invest in interests in oil, gas, or other mineral exploration or development programs, except pursuant to the exercise by the Fund of its rights under agreements relating to portfolio securities.

  10. Purchase or sell real estate, commodities or commodity contracts, except to the extent that the securities that the Fund may invest in are considered to be interests in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to portfolio securities (in which case the Fund may liquidate real estate acquired as a result of a default on a mortgage), and except to the extent that Strategic Transactions the Fund may engage in are considered to be commodities or commodities contracts.


     The latter part of certain of the Fund's fundamental investment restrictions (i.e., the references to "as may otherwise be permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or
(iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time") provide the Fund with flexibility to change its limitations in connection with changes in applicable law, rules, regulations or exemptive relief. The language used in these restrictions provides the necessary flexibility to allow the Fund's Board to respond efficiently to these kinds of developments without the delay and expense of a shareholder meeting.


NON-FUNDAMENTAL POLICIES:


     The Fund has adopted the following operating policies which may be amended by its Board of Trustees. The Fund shall not:


   1. Invest 25% or more of its assets in a single industry, provided, however, that this limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company. (Neither the U.S. government nor any of its agencies or instrumentalities will be considered an industry for purposes of this restriction.)

   2. Invest in other investment companies in reliance on Section 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the 1940 Act.

                             TRUSTEES AND OFFICERS

     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

                              INDEPENDENT TRUSTEES


                                                                                             NUMBER OF
                                               TERM OF                                        FUNDS IN
                                              OFFICE AND                                        FUND
                                 POSITION(S)  LENGTH OF                                       COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)             OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS                BY TRUSTEE   HELD BY TRUSTEE

David C. Arch (62)               Trustee          +       Chairman and Chief Executive           72       Trustee/Director/
Blistex Inc.                                              Officer of Blistex Inc., a                      Managing General
1800 Swift Drive                                          consumer health care products                   Partner of funds in
Oak Brook, IL 60523                                       manufacturer.                                   the Fund Complex.
                                                                                                          Director of the
                                                                                                          Heartland Alliance, a
                                                                                                          nonprofit
                                                                                                          organization serving
                                                                                                          human needs based in
                                                                                                          Chicago. Board member
                                                                                                          of the Illinois
                                                                                                          Manufacturers'
                                                                                                          Association.

Jerry D. Choate (68)             Trustee          +       Prior to January 1999, Chairman        72       Trustee/Director/
33971 Selva Road                                          and Chief Executive Officer of                  Managing General
Suite 130                                                 the Allstate Corporation                        Partner of funds in
Dana Point, CA 92629                                      ("Allstate") and Allstate                       the Fund Complex.
                                                          Insurance Company. Prior to                     Director of H&R
                                                          January 1995, President and Chief               Block, Amgen Inc., a
                                                          Executive Officer of Allstate.                  biotechnological
                                                          Prior to August 1994, various                   company, and Valero
                                                          management positions at Allstate.               Energy Corporation,
                                                                                                          an independent
                                                                                                          refining company.

                                                                                             NUMBER OF
                                               TERM OF                                        FUNDS IN
                                              OFFICE AND                                        FUND
                                 POSITION(S)  LENGTH OF                                       COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)             OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS                BY TRUSTEE   HELD BY TRUSTEE

Rod Dammeyer (66)                Trustee          +       President of CAC, L.L.C., a            72       Trustee/Director/
CAC, L.L.C.                                               private company offering capital                Managing General
4350 LaJolla Village Drive                                investment and management                       Partner of funds in
Suite 980                                                 advisory services.                              the Fund Complex.
San Diego, CA 92122-6223                                                                                  Director of Quidel
                                                                                                          Corporation,
                                                                                                          Stericycle, Inc.,
                                                                                                          Ventana Medical
                                                                                                          Systems, Inc. and
                                                                                                          Trustee of The
                                                                                                          Scripps Research
                                                                                                          Institute. Prior to
                                                                                                          April 2007, Director
                                                                                                          of GATX Corporation.
                                                                                                          Prior to April 2004,
                                                                                                          Director of
                                                                                                          TheraSense, Inc.
                                                                                                          Prior to January
                                                                                                          2004, Director of
                                                                                                          TeleTech Holdings
                                                                                                          Inc. and Arris Group,
                                                                                                          Inc.

Linda Hutton Heagy++ (59)        Trustee          +       Managing Partner of Heidrick &         72       Trustee/Director/
Heidrick & Struggles                                      Struggles, an international                     Managing General
233 South Wacker Drive                                    executive search firm. Prior to                 Partner of funds in
Suite 7000                                                1997, Partner of Ray & Berndtson,               the Fund Complex.
Chicago, IL 60606                                         Inc., an executive recruiting                   Trustee on the
                                                          firm. Prior to 1995, Executive                  University of Chicago
                                                          Vice President of ABN AMRO, N.A.,               Hospitals Board, Vice
                                                          a bank holding company. Prior to                Chair of the Board of
                                                          1990, Executive Vice President of               the YMCA of
                                                          The Exchange National Bank.                     Metropolitan Chicago
                                                                                                          and a member of the
                                                                                                          Women's Board of the
                                                                                                          University of
                                                                                                          Chicago.

R. Craig Kennedy (55)            Trustee          +       Director and President of the          72       Trustee/Director/
1744 R Street, NW                                         German Marshall Fund of the                     Managing General
Washington, DC 20009                                      United States, an independent                   Partner of funds in
                                                          U.S. foundation created to deepen               the Fund Complex.
                                                          understanding, promote
                                                          collaboration and stimulate
                                                          exchanges of practical experience
                                                          between Americans and Europeans.
                                                          Formerly, advisor to the Dennis
                                                          Trading Group Inc., a managed
                                                          futures and option company that
                                                          invests money for individuals and
                                                          institutions. Prior to 1992,
                                                          President and Chief Executive
                                                          Officer, Director and member of
                                                          the Investment Committee of the
                                                          Joyce Foundation, a private
                                                          foundation.

                                                                                             NUMBER OF
                                               TERM OF                                        FUNDS IN
                                              OFFICE AND                                        FUND
                                 POSITION(S)  LENGTH OF                                       COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)             OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS                BY TRUSTEE   HELD BY TRUSTEE

Howard J Kerr (71)               Trustee          +       Prior to 1998, President and           72       Trustee/Director/
14 Huron Trace                                            Chief Executive Officer of                      Managing General
Galena, IL 61036                                          Pocklington Corporation, Inc., an               Partner of funds in
                                                          investment holding company.                     the Fund Complex.
                                                                                                          Director of the Lake
                                                                                                          Forest Bank & Trust.
                                                                                                          Director of the
                                                                                                          Marrow Foundation.

Jack E. Nelson (71)              Trustee          +       President of Nelson Investment         72       Trustee/Director/
423 Country Club Drive                                    Planning Services, Inc., a                      Managing General
Winter Park, FL 32789                                     financial planning company and                  Partner of funds in
                                                          registered investment adviser in                the Fund Complex.
                                                          the State of Florida. President
                                                          of Nelson Ivest Brokerage
                                                          Services Inc., a member of the
                                                          NASD, Securities Investors
                                                          Protection Corp. and the
                                                          Municipal Securities Rulemaking
                                                          Board. President of Nelson Sales
                                                          and Services Corporation, a
                                                          marketing and services company to
                                                          support affiliated companies.

Hugo F. Sonnenschein (66)        Trustee          +       President Emeritus and Honorary        72       Trustee/Director/
1126 E. 59th Street                                       Trustee of the University of                    Managing General
Chicago, IL 60637                                         Chicago and the Adam Smith                      Partner of funds in
                                                          Distinguished Service Professor                 the Fund Complex.
                                                          in the Department of Economics at               Trustee of the
                                                          the University of Chicago. Prior                University of
                                                          to July 2000, President of the                  Rochester and a
                                                          University of Chicago.                          member of its
                                                                                                          investment committee.
                                                                                                          Member of the
                                                                                                          National Academy of
                                                                                                          Sciences, the
                                                                                                          American
                                                                                                          Philosophical Society
                                                                                                          and a fellow of the
                                                                                                          American Academy of
                                                                                                          Arts and Sciences.

                                                                                             NUMBER OF
                                               TERM OF                                        FUNDS IN
                                              OFFICE AND                                        FUND
                                 POSITION(S)  LENGTH OF                                       COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)             OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS                BY TRUSTEE   HELD BY TRUSTEE

Suzanne H. Woolsey, Ph.D. (65)   Trustee          +       Chief Communications Officer of        72       Trustee/Director/
815 Cumberstone Road                                      the National Academy of Sciences/               Managing General
Harwood, MD 20776                                         National Research Council, an                   Partner of funds in
                                                          independent, federally chartered                the Fund Complex.
                                                          policy institution, from 2001 to                Director of Fluor
                                                          November 2003 and Chief Operating               Corp., an
                                                          Officer from 1993 to 2001. Prior                engineering,
                                                          to 1993, Executive Director of                  procurement and
                                                          the Commission on Behavioral and                construction
                                                          Social Sciences and Education at                organization, since
                                                          the National Academy of Sciences/               January 2004 Director
                                                          National Research Council. From                 of Intelligent
                                                          1980 through 1989, Partner of                   Medical Devices,
                                                          Coopers & Lybrand.                              Inc., a symptom based
                                                                                                          diagnostic tool for
                                                                                                          physicians and
                                                                                                          clinical labs.
                                                                                                          Director of the
                                                                                                          Institute for Defense
                                                                                                          Analyses, a federally
                                                                                                          funded research and
                                                                                                          development center,
                                                                                                          Director of the
                                                                                                          German Marshall Fund
                                                                                                          of the United States,
                                                                                                          Director of the Rocky
                                                                                                          Mountain Institute
                                                                                                          and Trustee of
                                                                                                          California Institute
                                                                                                          of Technology and the
                                                                                                          Colorado College.


                              INTERESTED TRUSTEE*


                                                                                        NUMBER OF
                                          TERM OF                                        FUNDS IN
                                         OFFICE AND                                        FUND
                            POSITION(S)  LENGTH OF                                       COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)             OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE          FUND        SERVED    DURING PAST 5 YEARS                BY TRUSTEE   HELD BY TRUSTEE

Wayne W. Whalen* (67)       Trustee      +           Partner in the law firm of             72       Trustee/Director/
333 West Wacker Drive                                Skadden, Arps, Slate, Meagher &                 Managing General
Chicago, IL 60606                                    Flom LLP, legal counsel to funds                Partner of funds in
                                                     in the Fund Complex.                            the Fund Complex.
                                                                                                     Director of the
                                                                                                     Abraham Lincoln
                                                                                                     Presidential Library
                                                                                                     Foundation.


------------------------------------

+ See Table D below.


++ As indicated above, Ms. Heagy is an employee of Heidrick and Struggles, an international executive search firm ("Heidrick"). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been unrelated to Van Kampen's or Morgan Stanley's asset management businesses and have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley.

   Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley. Ms. Heagy does own common shares of Heidrick (representing less than 1% of Heidrick's outstanding common shares).


* Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

                                    OFFICERS


                                                     TERM OF
                                                    OFFICE AND
                                   POSITION(S)      LENGTH OF
NAME, AGE AND                       HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND           SERVED    DURING PAST 5 YEARS

Ronald E. Robison (68)          President and          +++      President of funds in the Fund Complex since September 2005
522 Fifth Avenue                Principal                       and Principal Executive Officer of funds in the Fund Complex
New York, NY 10036              Executive                       since May 2003. Managing Director of Van Kampen Advisors
                                Officer                         Inc. since June 2003. Director of Investor Services since
                                                                September 2002. Director of the Adviser, Van Kampen
                                                                Investments and Van Kampen Exchange Corp. since January
                                                                2005. Managing Director of Morgan Stanley and Morgan Stanley
                                                                & Co. Incorporated. Managing Director and Director of Morgan
                                                                Stanley Investment Management Inc. Chief Administrative
                                                                Officer, Managing Director and Director of Morgan Stanley
                                                                Investment Advisors Inc. and Morgan Stanley Services Company
                                                                Inc. Managing Director and Director of Morgan Stanley
                                                                Distributors Inc. and Morgan Stanley Distribution Inc. Chief
                                                                Executive Officer and Director of Morgan Stanley Trust.
                                                                Executive Vice President and Principal Executive Officer of
                                                                the Institutional and Retail Morgan Stanley Funds. Director
                                                                of Morgan Stanley SICAV. Previously, Chief Global Operations
                                                                Officer of Morgan Stanley Investment Management Inc. and
                                                                Executive Vice President of funds in the Fund Complex from
                                                                May 2003 to September 2005.

Dennis Shea (54)                Vice President         +++      Managing Director of Morgan Stanley Investment Advisors
522 Fifth Avenue                                                Inc., Morgan Stanley Investment Management Inc., the Adviser
New York, NY 10036                                              and Van Kampen Advisors Inc. Chief Investment Officer-Global
                                                                Equity of the same entities since February 2006. Vice
                                                                President of Morgan Stanley Institutional and Retail Funds
                                                                since February 2006. Vice President of funds in the Fund
                                                                Complex since March 2006. Previously, Managing Director and
                                                                Director of Global Equity Research at Morgan Stanley from
                                                                April 2000 to February 2006.

J. David Germany (52)           Vice President         +++      Managing Director of Morgan Stanley Investment Advisors
20 Bank Street                                                  Inc., Morgan Stanley Investment Management Inc., the Adviser
Canary Wharf                                                    and Van Kampen Advisors Inc. Chief Investment Officer -
London, GBR E14 4AD                                             Global Fixed Income of the same entities since December
                                                                2005. Managing Director and Director of Morgan Stanley
                                                                Investment Management Ltd. Director of Morgan Stanley
                                                                Investment Management (ACD) Limited since December 2003.
                                                                Vice President of Morgan Stanley Institutional and Retail
                                                                Funds since February 2006. Vice President of funds in the
                                                                Fund Complex since March 2006.

Amy R. Doberman (45)            Vice President         +++      Managing Director and General Counsel - U.S. Investment
522 Fifth Avenue                                                Management; Managing Director of Morgan Stanley Investment
New York, NY 10036                                              Management Inc., Morgan Stanley Investment Advisors Inc. and
                                                                the Adviser. Vice President of the Morgan Stanley
                                                                Institutional and Retail Funds since July 2004 and Vice
                                                                President of funds in the Fund Complex since August 2004.
                                                                Previously, Managing Director and General Counsel of
                                                                Americas, UBS Global Asset Management from July 2000 to July
                                                                2004 and General Counsel of Aeltus Investment Management,
                                                                Inc. from January 1997 to July 2000.

Stefanie V. Chang (40)          Vice President         +++      Executive Director of Morgan Stanley Investment Management
522 Fifth Avenue                and Secretary                   Inc. Vice President and Secretary of funds in the Fund
New York, NY 10036                                              Complex.

                                                     TERM OF
                                                    OFFICE AND
                                   POSITION(S)      LENGTH OF
NAME, AGE AND                       HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND           SERVED    DURING PAST 5 YEARS

John L. Sullivan (51)           Chief Compliance       +++      Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza - Suite 100    Officer                         August 2004. Prior to August 2004, Director and Managing
P.O. Box 5555                                                   Director of Van Kampen Investments, the Adviser, Van Kampen
Oakbrook Terrace, IL 60181                                      Advisors Inc. and certain other subsidiaries of Van Kampen
                                                                Investments, Vice President, Chief Financial Officer and
                                                                Treasurer of funds in the Fund Complex and head of Fund
                                                                Accounting for Morgan Stanley Investment Management Inc.
                                                                Prior to December 2002, Executive Director of Van Kampen
                                                                Investments, the Adviser and Van Kampen Advisors Inc.

Stuart Schuldt (45)             Chief Financial        +++      Executive Director of Morgan Stanley Investment Management
1 Parkview Plaza - Suite 100    Officer and                     Inc. since June 2007. Chief Financial Officer and Treasurer
P.O. Box 5555                   Treasurer                       of funds in the Fund Complex since June 2007. Prior to June
Oakbrook Terrace, IL 60181                                      2007, Senior Vice President of the Northern Trust Company,
                                                                Treasurer and Principal Financial Officer of Northern Trust
                                                                U.S. Mutual Fund Complex.


------------------------------------


+++ See Table E below.


COMPENSATION

     Each trustee/director/managing general partner (hereinafter referred to in this section as "trustee") who is not an affiliated person (as defined in the 1940 Act) of Van Kampen Investments, the Adviser or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to funds in the Fund Complex. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a deferred compensation plan to its Non-Affiliated Trustees that allows such trustees to defer receipt of their compensation until retirement and earn a return on such deferred amounts. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund. Deferring compensation has the same economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met. Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from the Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit per year for each of the 10 years following such retirement from the Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from the Fund.

     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE


                                                                Fund Complex
                                                ---------------------------------------------
                                                                 Aggregate
                                                 Aggregate       Estimated
                                                Pension or        Maximum           Total
                                                Retirement        Annual        Compensation
                                 Aggregate       Benefits      Benefits from       before
                                Compensation    Accrued as       the Fund       Deferral from
                                  from the        Part of      Complex Upon         Fund
           Name(1)                Trust(2)      Expenses(3)    Retirement(4)     Complex(5)
           -------              ------------    -----------    -------------    -------------
INDEPENDENT TRUSTEES
David C. Arch                     $17,577        $ 35,373        $105,000         $259,418
Jerry D. Choate                    17,602          80,600         105,000          254,394
Rod Dammeyer                       17,577          64,051         105,000          259,418
Linda Hutton Heagy                 17,602          25,769         105,000          254,394
R. Craig Kennedy                   17,602          18,372         105,000          254,394
Howard J Kerr                      17,577         140,735         143,750          259,418
Jack E. Nelson                     15,770          92,953         105,000          238,523
Hugo F. Sonnenschein               17,577          64,671         105,000          259,418
Suzanne H. Woolsey                 17,602          57,060         105,000          254,394
INTERESTED TRUSTEE
Wayne W. Whalen                    17,577          67,997         105,000          259,418


------------------------------------

(1) The amounts shown in this column represent the aggregate compensation before deferral from all operating series of the Trust during the fiscal year ended March 31, 2007. The details of aggregate compensation before deferral for each operating series of the Trust during the fiscal year ended March 31, 2007 are shown in Table A below. The details of compensation deferred for each operating series of the Trust during the fiscal year ended March 31, 2007 are shown in Table B below. The details of cumulative deferred compensation (including interest) for each operating series of the Trust as of March 31, 2007 are shown in Table C below. The deferred compensation plan is described above the Compensation Table.



(2) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating funds in the Fund Complex for each of the trustees for the funds' respective fiscal years ended in 2006. The retirement plan is described above the Compensation Table.



(3) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex as of the date of this Statement of Additional Information for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The retirement plan is described above the Compensation Table. Each trustee has served as a member of the Board of Trustees since the year set forth in Table D below.



(5) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2006 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund

Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

                                    TABLE A


                  FISCAL YEAR 2007 AGGREGATE COMPENSATION FROM
                           THE TRUST AND EACH SERIES



                                                                       INDEPENDENT TRUSTEES
                                     FISCAL    --------------------------------------------------------------------
             FUND NAME              YEAR-END    ARCH     CHOATE    DAMMEYER    HEAGY    KENNEDY    KERR     NELSON
             ---------              --------    ----     ------    --------    -----    -------    ----     ------
Aggressive Growth Fund.............   3/31     $ 3,084   $ 3,087   $ 3,084    $ 3,087   $3,087    $ 3,084   $ 2,858
Asset Allocation Conservative
 Fund..............................   3/31         469       469       469        469      469        469       469
Asset Allocation Growth Fund.......   3/31         471       471       471        471      471        471       471
Asset Allocation Moderate Fund.....   3/31         471       471       471        471      471        471       471
Core Equity Fund*..................   3/31           0         0         0          0        0          0         0
Disciplined Small Cap Value Fund...   3/31           0         0         0          0        0          0         0
Leaders Fund.......................   3/31       1,570     1,572     1,570      1,572    1,572      1,570     1,343
Mid Cap Growth Fund................   3/31       2,938     2,942     2,938      2,942    2,942      2,938     2,713
Select Growth Fund.................   3/31       1,528     1,531     1,528      1,531    1,531      1,528     1,302
Small Cap Growth Fund..............   3/31       1,814     1,817     1,814      1,817    1,817      1,814     1,588
Small Cap Value Fund...............   3/31       1,867     1,870     1,867      1,870    1,870      1,867     1,641
Small Company Growth Fund*.........   3/31           0         0         0          0        0          0         0
Utility Fund.......................   3/31       1,577     1,581     1,577      1,581    1,581      1,577     1,352
Value Opportunities Fund...........   3/31       1,788     1,791     1,788      1,791    1,791      1,788     1,562
                                               -------   -------   -------    -------   -------   -------   -------
 Equity Trust Total................            $17,577   $17,602   $17,577    $17,602   $17,602   $17,577   $15,770

                                                              INTERESTED
                                      INDEPENDENT TRUSTEES     TRUSTEE
                                     ----------------------   ----------
             FUND NAME               SONNENSCHEIN   WOOLSEY     WHALEN
             ---------               ------------   -------     ------
Aggressive Growth Fund.............    $ 3,084      $3,087     $ 3,084
Asset Allocation Conservative
 Fund..............................        469         469         469
Asset Allocation Growth Fund.......        471         471         471
Asset Allocation Moderate Fund.....        471         471         471
Core Equity Fund*..................          0           0           0
Disciplined Small Cap Value Fund...          0           0           0
Leaders Fund.......................      1,570       1,572       1,570
Mid Cap Growth Fund................      2,938       2,942       2,938
Select Growth Fund.................      1,528       1,531       1,528
Small Cap Growth Fund..............      1,814       1,817       1,814
Small Cap Value Fund...............      1,867       1,870       1,867
Small Company Growth Fund*.........          0           0           0
Utility Fund.......................      1,577       1,581       1,577
Value Opportunities Fund...........      1,788       1,791       1,788
                                       -------      -------
 Equity Trust Total................    $17,577      $17,602    $17,577


------------------------------------


* Had not commenced investment operations as of March 31, 2007.


                                    TABLE B

             FISCAL YEAR 2007 AGGREGATE COMPENSATION DEFERRED FROM
                           THE TRUST AND EACH SERIES



                                                                                                                       INTERESTED
                                                                          INDEPENDENT TRUSTEES                          TRUSTEE
                                           FISCAL    ---------------------------------------------------------------   ----------
                FUND NAME                 YEAR-END   CHOATE    DAMMEYER    HEAGY    KENNEDY   NELSON    SONNENSCHEIN     WHALEN
                ---------                 --------   ------    --------    -----    -------   ------    ------------     ------
Aggressive Growth Fund...................   3/31     $ 3,087   $ 3,084    $ 3,087   $1,544    $ 2,858     $ 3,084       $ 3,084
Asset Allocation Conservative Fund.......   3/31         469       469        469      235        469         469           469
Asset Allocation Growth Fund.............   3/31         471       471        471      236        471         471           471
Asset Allocation Moderate Fund...........   3/31         471       471        471      236        471         471           471
Core Equity Fund*........................   3/31           0         0          0        0          0           0             0
Disciplined Small Cap Value Fund.........   3/31           0         0          0        0          0           0             0
Leaders Fund.............................   3/31       1,572     1,570      1,572      786      1,343       1,570         1,570
Mid Cap Growth Fund......................   3/31       2,942     2,938      2,942    1,471      2,713       2,938         2,938
Select Growth Fund.......................   3/31       1,531     1,528      1,531      766      1,302       1,528         1,528
Small Cap Growth Fund....................   3/31       1,817     1,814      1,817      909      1,588       1,814         1,814
Small Cap Value Fund.....................   3/31       1,870     1,867      1,870      935      1,641       1,867         1,867
Small Company Growth Fund*...............   3/31           0         0          0        0          0           0             0
Utility Fund.............................   3/31       1,581     1,577      1,581      791      1,352       1,577         1,577
Value Opportunities Fund.................   3/31       1,791     1,788      1,791      896      1,562       1,788         1,788
                                                     -------   --------   -------   -------   -------   ------------
  Equity Trust Total.....................            $17,602   $17,577    $17,602   $8,805    $15,770     $17,577       $17,577


------------------------------------


* Had not commenced investment operations as of March 31, 2007.

                                    TABLE C

                        CUMULATIVE COMPENSATION DEFERRED
                 (PLUS INTEREST) FROM THE TRUST AND EACH SERIES


                                                               CURRENT INDEPENDENT TRUSTEES
                                  FISCAL    -------------------------------------------------------------------
           FUND NAME             YEAR-END    CHOATE    DAMMEYER    HEAGY     KENNEDY     NELSON    SONNENSCHEIN
           ---------             --------    ------    --------    -----     -------     ------    ------------
Aggressive Growth Fund..........   3/31     $ 24,128   $ 9,767    $ 28,830   $12,403    $ 38,744     $11,302
Asset Allocation Conservative
 Fund...........................   3/31          477       474         480       242         475         482
Asset Allocation Growth Fund....   3/31          479       476         482       243         477         484
Asset Allocation Moderate
 Fund...........................   3/31          479       476         482       243         477         484
Core Equity Fund*...............   3/31            0         0           0         0           0           0
Disciplined Small Cap Value
 Fund...........................   3/31            0         0           0         0           0           0
Leaders Fund....................   3/31        1,684     1,669       1,722       866       1,428       1,728
Mid Cap Growth Fund.............   3/31       21,907     8,822      24,729    11,616      34,144      10,479
Select Growth Fund..............   3/31       12,766     5,641      12,711     3,723      12,654       6,667
Small Cap Growth Fund...........   3/31       10,201     5,602      10,323     2,611      10,216       6,565
Small Cap Value Fund............   3/31       12,903     6,154      12,505     3,677      12,678       7,214
Small Company Growth Fund*......   3/31            0         0           0         0           0           0
Utility Fund....................   3/31       12,626     5,473      18,504    22,891      48,242       6,452
Value Opportunities Fund........   3/31        9,313     5,588       9,501     2,014       9,370       6,549
                                            --------   -------    --------   -------                 -------
 Equity Trust Total.............            $106,963   $50,142    $120,269   $60,529    $168,905     $58,406

                                                                  CURRENT
                                                                 INTERESTED
                                  FORMER INDEPENDENT TRUSTEES     TRUSTEE
                                  ----------------------------   ----------
           FUND NAME              BRANAGAN    REES     SISTO       WHALEN
           ---------              --------    ----     -----       ------
Aggressive Growth Fund..........  $11,949    $    0   $ 3,945     $ 33,902
Asset Allocation Conservative
 Fund...........................        0         0         0          477
Asset Allocation Growth Fund....        0         0         0          479
Asset Allocation Moderate
 Fund...........................        0         0         0          479
Core Equity Fund*...............        0         0         0            0
Disciplined Small Cap Value
 Fund...........................        0         0         0            0
Leaders Fund....................        0         0         0        1,689
Mid Cap Growth Fund.............    9,648       226     3,173       29,798
Select Growth Fund..............    2,628         0       222       13,084
Small Cap Growth Fund...........    1,474         0         0       10,630
Small Cap Value Fund............    2,582         0       530       13,012
Small Company Growth Fund*......        0         0         0            0
Utility Fund....................    7,996     1,979     4,199       30,239
Value Opportunities Fund........    1,057         0         0        9,787
                                  -------    ------   -------
 Equity Trust Total.............  $37,334    $2,205   $12,069     $143,576


------------------------------------


* Had not commenced investment operations as of March 31, 2007.


                                    TABLE D

          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST


                                                                                                                       INTERESTED
                                                                INDEPENDENT TRUSTEES                                    TRUSTEE
                                 -----------------------------------------------------------------------------------   ----------
           FUND NAME             ARCH   CHOATE   DAMMEYER   HEAGY   KENNEDY   KERR   NELSON   SONNENSCHEIN   WOOLSEY     WHALEN
           ---------             ----   ------   --------   -----   -------   ----   ------   ------------   -------     ------
Aggressive Growth Fund.........  2003    1999      2003     1996     1996     2003    1996        2003        1996        1999
Asset Allocation Conservative
 Fund..........................  2006    2006      2006     2006     2006     2006    2006        2006        2006        2006
Asset Allocation Growth Fund...  2006    2006      2006     2006     2006     2006    2006        2006        2006        2006
Asset Allocation Moderate
 Fund..........................  2006    2006      2006     2006     2006     2006    2006        2006        2006        2006
Core Equity Fund*..............  2007    2007      2007     2007     2007     2007    2007        2007        2007        2007
Disciplined Small Cap Value
 Fund..........................  2007    2007      2007     2007     2007     2007    2007        2007        2007        2007
Leaders Fund...................  2005    2005      2005     2005     2005     2005    2005        2005        2005        2005
Mid Cap Growth Fund............  2003    1999      2003     1995     1995     2003    1995        2003        1995        1999
Select Growth Fund.............  2003    2000      2003     2000     2000     2003    2000        2003        2000        2000
Small Cap Growth Fund..........  2003    2000      2003     2000     2000     2003    2000        2003        2000        2000
Small Cap Value Fund...........  2003    1999      2003     1999     1999     2003    1999        2003        1999        1999
Small Company Growth Fund*.....  2003    2000      2003     2000     2000     2003    2000        2003        2000        2000
Utility Fund...................  2003    1999      2003     1995     1993     2003    1993        2003        1993        1999
Value Opportunities Fund.......  2003    2001      2003     2001     2001     2003    2001        2003        2001        2001


------------------------------------


* Had not commenced investment operations as of March 31, 2007.

                                    TABLE E

          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST


                                                                                       OFFICERS
                                                           ----------------------------------------------------------------
                        FUND NAME                          CHANG   DOBERMAN   GERMANY   ROBISON   SCHULDT   SHEA   SULLIVAN
                        ---------                          -----   --------   -------   -------   -------   ----   --------
Aggressive Growth Fund...................................  2003      2004      2006      2003      2007     2006     1996
Asset Allocation Conservative Fund.......................  2006      2006      2006      2006      2007     2006     2007
Asset Allocation Growth Fund.............................  2006      2006      2006      2006      2007     2006     2007
Asset Allocation Moderate Fund...........................  2006      2006      2006      2006      2007     2006     2006
Core Equity Fund*........................................  2007      2007      2007      2007      2007     2006     2006
Disciplined Small Cap Value Fund.........................  2006      2006      2006      2006      2007     2006     2006
Leaders Fund.............................................  2005      2005      2006      2005      2007     2006     2005
Mid Cap Growth Fund......................................  2003      2004      2006      2003      2007     2006     1996
Select Growth Fund.......................................  2003      2004      2006      2003      2007     2006     2000
Small Cap Growth Fund....................................  2003      2004      2006      2003      2007     2006     2000
Small Cap Value Fund.....................................  2003      2004      2006      2003      2007     2006     1999
Small Company Growth Fund*...............................  2003      2004      2006      2003      2007     2006     2000
Utility Fund.............................................  2003      2004      2006      2003      2007     2006     1996
Value Opportunities Fund.................................  2003      2004      2006      2003      2007     2006     2001


------------------------------------


* Had not commenced investment operations as of March 31, 2007.


BOARD COMMITTEES

     The Board of Trustees has three standing committees (an audit committee, a brokerage and services committee and a governance committee). Each committee is comprised solely of "Independent Trustees", which is defined for purposes herein as trustees who: (1) are not "interested persons" of the Fund as defined by the 1940 Act and (2) are "independent" of the Fund as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards.


     The Board's audit committee consists of Jerry D. Choate, Rod Dammeyer and
R. Craig Kennedy. In addition to being Independent Trustees as defined above, each of these trustees also meets the additional independence requirements for audit committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The audit committee makes recommendations to the Board of Trustees concerning the selection of the Fund's independent registered public accounting firm, reviews with such independent registered public accounting firm the scope and results of the Fund's annual audit and considers any comments which the independent registered public accounting firm may have regarding the Fund's financial statements, accounting records or internal controls. The Board of Trustees has adopted a formal written charter for the audit committee which sets forth the audit committee's responsibilities. The audit committee has reviewed and discussed the financial statements of the Fund with management as well as with the independent registered public accounting firm of the Fund, and discussed with the independent registered public accounting firm the matters required to be discussed under the Statement of Auditing Standards No. 61. The audit committee has received the written disclosures and the letter from the independent registered public accounting firm required under Independence Standards Board Standard No. 1 and has discussed with the independent registered public accounting firm its independence. Based on this review, the audit committee recommended to the Board of Trustees of the Fund that the Fund's audited financial statements be included in the

Fund's annual report to shareholders for the most recent fiscal year for filing with the SEC.

     The Board's brokerage and services committee consists of Linda Hutton Heagy, Hugo F. Sonnenschein and Suzanne H. Woolsey. The brokerage and services committee reviews the Fund's allocation of brokerage transactions and soft-dollar practices and reviews the transfer agency and shareholder servicing arrangements with Investor Services.

     The Board's governance committee consists of David C. Arch, Howard J Kerr and Jack E. Nelson. In addition to being Independent Trustees as defined above, each of these trustees also meets the additional independence requirements for nominating committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The governance committee identifies individuals qualified to serve as Independent Trustees on the Board and on committees of the Board, advises the Board with respect to Board composition, procedures and committees, develops and recommends to the Board a set of corporate governance principles applicable to the Fund, monitors corporate governance matters and makes recommendations to the Board, and acts as the administrative committee with respect to Board policies and procedures, committee policies and procedures and codes of ethics. The Independent Trustees of the Fund select and nominate any other nominee Independent Trustees for the Fund. While the Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board of Trustees as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below.


     During the Fund's last fiscal year, the Board of Trustees held 8 meetings. During the Fund's last fiscal year, the audit committee of the Board held 7 meetings, the brokerage and services committee of the Board held 4 meetings and the governance committee of the Board held 2 meetings.


SHAREHOLDER COMMUNICATIONS

     Shareholders may send communications to the Board of Trustees. Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for such trustee above. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

SHARE OWNERSHIP


     Excluding deferred compensation balances as described in the Compensation Table, as of December 31, 2006, the most recently completed calendar year prior to the date of this

Statement of Additional Information, each trustee of the Trust beneficially owned equity securities of each series of the Trust and all of the funds in the Fund Complex overseen by the trustee in the dollar range amounts specified below.


                2006 TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES


INDEPENDENT TRUSTEES

DOLLAR RANGE OF EQUITY                                                   TRUSTEES
SECURITIES IN EACH SERIES OF THE  --------------------------------------------------------------------------------------
TRUST                               ARCH      CHOATE     DAMMEYER     HEAGY         KENNEDY           KERR       NELSON
--------------------------------    ----      ------     --------     -----         -------           ----       ------
Aggressive Growth Fund.........     none       none       none        none         $1-$10,000         none        none
Asset Allocation Conservative
 Fund..........................     none       none       none        none            none            none        none
Asset Allocation Growth Fund...     none       none       none        none            none            none        none
Asset Allocation Moderate Fund..    none       none       none        none            none            none        none
Core Equity Fund*..............     none       none       none        none            none            none        none
Disciplined Small Cap Value
 Fund*.........................     none       none       none        none            none            none        none
Leaders Fund...................     none       none       none        none         $1-$10,000         none        none
Mid Cap Growth Fund............     none       none       none        none         $1-$10,000         none        none
Select Growth Fund.............     none       none       none        none         $1-$10,000         none        none
Small Cap Growth Fund..........     none       none       none        none      $50,001-$100,000      none        none
Small Cap Value Fund...........     none       none       none        none      $10,001-$50,000       none        none
Small Company Growth Fund*.....     none       none       none        none            none            none        none
Utility Fund...................     none       none       none        none            none            none        none
Value Opportunities Fund.......     none       none       none        none            over            none        none
                                                                                    $100,000
AGGREGATE DOLLAR RANGE OF EQUITY
 SECURITIES IN ALL REGISTERED
 INVESTMENT COMPANIES OVERSEEN
 BY TRUSTEE IN THE FUND
 COMPLEX.......................     over     $10,001-     over      $50,001-     over $100,000         $1-         $1-
                                  $100,000    $50,000    $100,000   $100,000                         $10,000     $10,000

DOLLAR RANGE OF EQUITY                   TRUSTEES
SECURITIES IN EACH SERIES OF THE  -----------------------
TRUST                             SONNENSCHEIN   WOOLSEY
--------------------------------  ------------   -------
Aggressive Growth Fund.........      none          none
Asset Allocation Conservative
 Fund..........................      none          none
Asset Allocation Growth Fund...      none          none
Asset Allocation Moderate Fund..     none          none
Core Equity Fund*..............      none          none
Disciplined Small Cap Value
 Fund*.........................      none          none
Leaders Fund...................      none          none
Mid Cap Growth Fund............      none          none
Select Growth Fund.............      none          none
Small Cap Growth Fund..........      none          none
Small Cap Value Fund...........      none          none
Small Company Growth Fund*.....      none          none
Utility Fund...................      none          none
Value Opportunities Fund.......      none          none
AGGREGATE DOLLAR RANGE OF EQUITY
 SECURITIES IN ALL REGISTERED
 INVESTMENT COMPANIES OVERSEEN
 BY TRUSTEE IN THE FUND
 COMPLEX.......................    $50,001-        over
                                   $100,000      $100,000


INTERESTED TRUSTEE


                                                                   TRUSTEE
                                                               ---------------
DOLLAR RANGE OF EQUITY SECURITIES IN EACH SERIES OF THE TRUST      WHALEN
-------------------------------------------------------------      ------
Aggressive Growth Fund......................................   $10,001-$50,000
Asset Allocation Conservative Fund..........................     $1-$10,000
Asset Allocation Growth Fund................................     $1-$10,000
Asset Allocation Moderate Fund..............................     $1-$10,000
Core Equity Fund*...........................................        none
Disciplined Small Cap Value Fund*...........................        none
Leaders Fund................................................   $10,001-$50,000
Mid Cap Growth Fund.........................................        none
Select Growth Fund..........................................        none
Small Cap Growth Fund.......................................     $1-$10,000
Small Cap Value Fund........................................   $10,001-$50,000
Small Company Growth Fund*..................................        none
Utility Fund................................................     $1-$10,000
Value Opportunities Fund....................................     $1-$10,000
AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED
  INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN THE FUND
  COMPLEX...................................................    over $100,000



------------------------------------



* Had not commenced investment operations as of December 31, 2006.

     Including deferred compensation balances (which are amounts deferred and thus retained by each Fund as described in the Compensation Table), as of December 31, 2006, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of the Trust had in the aggregate, combining beneficially owned equity securities and deferred compensation of each series of the Trust and of all of the funds in the Fund Complex overseen by the trustee, the dollar range amounts specified below.



          2006 TRUSTEE BENEFICIAL OWNERSHIP AND DEFERRED COMPENSATION


INDEPENDENT TRUSTEES


DOLLAR RANGE OF EQUITY
SECURITIES AND DEFERRED                                                        TRUSTEES
COMPENSATION IN EACH                 --------------------------------------------------------------------------------------------
SERIES OF THE TRUST                    ARCH     CHOATE   DAMMEYER    HEAGY    KENNEDY     KERR     NELSON   SONNENSCHEIN  WOOLSEY
-----------------------                ----     ------   --------    -----    -------     ----     ------   ------------  -------
Aggressive Growth Fund.............  $50,001-    none     none        none      $1-       none      over        none       none
                                     $100,000                                 $10,000             $100,000
Asset Allocation Conservative
 Fund..............................    none      none     none        none      none      none      none        none       none
Asset Allocation Growth Fund.......    none      none     none        none      none      none      none        none       none
Asset Allocation Moderate Fund.....    none      none     none        none      none      none      none        none       none
Core Equity Fund*..................    none      none     none        none      none      none      none        none       none
Disciplined Small Cap Value
 Fund*.............................    none      none     none        none      none      none      none        none       none
Leaders Fund.......................    none      none     none        none      $1-       none      none        none       none
                                                                              $10,000
Mid Cap Growth Fund................    none      none     none        none      $1-       none      none        none       none
                                                                              $10,000
Select Growth Fund.................    none      none     none        none      $1-       none      none        none       none
                                                                              $10,000
Small Cap Growth Fund..............    none      none     none        none    $50,001-    none      none        none
                                                                              $100,000
Small Cap Value Fund...............    none      none     none        none    $10,001-    none      none        none       none
                                                                              $50,000
Small Company Growth Fund*.........    none      none     none        none      none      none      none        none       none
Utility Fund.......................    none      none     none        none      none      none      none        none       none
Value Opportunities Fund...........    none      none     none        none      over      none      none        none       none
                                                                              $100,000
AGGREGATE DOLLAR RANGE OF EQUITY
 SECURITIES AND DEFERRED
 COMPENSATION IN ALL REGISTERED
 INVESTMENT COMPANIES OVERSEEN BY
 TRUSTEE IN THE FUND COMPLEX.......    over      over     over        over      over      over      over        over       over
                                     $100,000  $100,000  $100,000   $100,000  $100,000  $100,000  $100,000    $100,000    $100,000

INTERESTED TRUSTEE


                                                                                             TRUSTEE
                                                                                         ---------------
DOLLAR RANGE OF EQUITY SECURITIES AND DEFERRED COMPENSATION IN EACH SERIES OF THE TRUST      WHALEN
---------------------------------------------------------------------------------------      ------
Aggressive Growth Fund...................................................                $10,001-$50,000
Asset Allocation Conservative Fund.......................................                  $1-$10,000
Asset Allocation Growth Fund.............................................                  $1-$10,000
Asset Allocation Moderate Fund...........................................                  $1-$10,000
Core Equity Fund*........................................................                     none
Disciplined Small Cap Value Fund*........................................                     none
Leaders Fund.............................................................                $10,001-$50,000
Mid Cap Growth Fund......................................................                     none
Select Growth Fund.......................................................                     none
Small Cap Growth Fund....................................................                  $1-$10,000
Small Cap Value Fund.....................................................                $10,001-$50,000
Small Company Growth Fund*...............................................                     none
Utility Fund.............................................................                  $1-$10,000
Value Opportunities Fund.................................................                  $1-$10,000
AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES AND DEFERRED COMPENSATION IN ALL REGISTERED
  INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN THE FUND COMPLEX...........                 over $100,000


------------------------------------


* Had not commenced investment operations as of December 31, 2006.



     As of July 2, 2007, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.


CODE OF ETHICS

     The Fund, the Adviser and the Distributor have adopted a Code of Ethics (the "Code of Ethics") that sets forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by the Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or other Van Kampen funds, or that such employees take unfair advantage of their relationship with the Fund. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other reporting matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of the Fund or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                         INVESTMENT ADVISORY AGREEMENT

     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement the Fund's investment objective. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, renders periodic reports to the Fund's Board of Trustees and permits its officers and employees to serve without compensation as trustees or officers of the Fund if elected to such positions. The Fund, however, bears the costs of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments), and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement.

     The Advisory Agreement also provides that, in the event the expenses of the Fund for any fiscal year exceed the most restrictive expense limitation applicable in any jurisdiction in which the Fund's shares are qualified for offer and sale (excluding any expenses permitted to be excluded from the computation under applicable law or regulation), the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the fiscal year.

ADVISORY FEES


                                                            FISCAL YEAR ENDED
                                                                MARCH 31,
                                                   ------------------------------------
                                                      2007         2006         2005
                                                      ----         ----         ----
The Adviser received the approximate advisory
  fees (net of fee waivers) of...................  $8,325,589   $5,490,300   $3,757,100
The Adviser waived the approximate advisory fees
  of.............................................  $        0   $   14,800   $   41,200


LITIGATION INVOLVING THE ADVISER


     The Adviser and one of the investment companies advised by the Adviser are named as defendants in a class action complaint generally alleging that the defendants breached their duties of care to long-term shareholders of the investment company by valuing portfolio securities at the closing prices of the foreign exchanges on which they trade without accounting for significant market information that became available after the close of the foreign exchanges but before calculation of net asset value. As a result, the complaint alleges, short-term traders were able to exploit stale pricing information to capture arbitrage profits that diluted the value of shares held by long-term investors. The complaint seeks unspecified compensatory damages, punitive damages, fees and costs. On October 16, 2006, pursuant to an order of the United States Supreme Court finding a lack of appellate jurisdiction, the federal court of appeals vacated a prior order of the federal district court dismissing the case with prejudice, and remanded the case to the Illinois state court where it had been filed. In November 2006, defendants again removed the case to the federal district court based on intervening authority. In December 2006, plaintiff moved to remand the case back to Illinois state court. In May 2007, the district court entered an order staying proceeds in the case pending developments in similar cases currently on appeal to the federal court of appeals. While defendants believe that they have meritorious defenses, the ultimate outcome of this matter is not presently determinable at this stage in the litigation.


                                FUND MANAGEMENT

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS


     As of March 31, 2007, Dennis Lynch managed 33 registered investment companies with a total of approximately $17.0 billion in assets; five pooled investment vehicles other than registered investment companies with a total of approximately $895.0 million in assets; and 8,240 other accounts (which includes separate accounts managed under certain "wrap fee programs") with a total of approximately $2.0 billion in assets.



     As of March 31, 2007, David Cohen managed 33 registered investment companies with a total of approximately $17.0 billion in assets; five pooled investment vehicles other than registered investment companies with a total of approximately $895.0 million in assets; and 8,240 other accounts (which include separate accounts managed under certain "wrap fee programs") with a total of approximately $2.0 billion in assets.



     As of March 31, 2007, Sam Chainani managed 33 registered investment companies with a total of approximately $17.0 billion in assets; five pooled investment vehicles other than registered investment companies with a total of approximately $895.0 million in assets; and 8,240 other accounts (which include separate accounts managed under certain "wrap fee programs") with a total of approximately $2.0 billion in assets.



     As of March 31, 2007, Alexander T. Norton managed 33 registered investment companies with a total of approximately $17.0 billion in assets; five pooled investment vehicles other than registered investment companies with a total of approximately $895.0 million in assets; and 8,240 other accounts (which include separate accounts managed under certain "wrap fee programs") with a total of approximately $2.0 billion in assets.



     Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The portfolio managers of the Fund do not currently manage assets for other investment companies, pooled investment vehicles or other accounts that charge a performance fee. In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser's employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.


PORTFOLIO MANAGER COMPENSATION STRUCTURE

     Portfolio managers receive a combination of base compensation and discretionary compensation, comprised of a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

     BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

     DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

     Discretionary compensation can include:

     - Cash Bonus;


     - Morgan Stanley's Long-Term Incentive Compensation Program awards--a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards or other investments based on Morgan Stanley common stock that are subject to vesting and other conditions;



     - Investment Management Alignment Plan (IMAP) awards--a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated funds they manage that are included in the IMAP fund menu;


     - Voluntary Deferred Compensation Plans--voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

     Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:


     - Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against an appropriate securities market index (or indices) for the funds/accounts managed by the portfolio manager. In the case of the Fund, the Fund's investment performance is measured against the Russell Midcap(R) Growth Index and against appropriate rankings or ratings prepared by Morningstar Inc. or similar independent services which monitor Fund performance. Other funds/accounts managed by the same portfolio manager may be measured against this same index and same rankings or ratings, if appropriate, or against other indices and other rankings or ratings that are deemed more appropriate given the size and/or style of such funds/accounts as set forth in such funds'/accounts' disclosure materials and guidelines. The assets managed by the portfolio managers in funds, pooled investment vehicles and other accounts are described in "Other Accounts Managed by the Portfolio Managers" above. Generally, the greatest weight is placed on the three- and five-year periods.

     - Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

     - Contribution to the business objectives of the Adviser.

     - The dollar amount of assets managed by the portfolio manager.

     - Market compensation survey research by independent third parties.

     - Other qualitative factors, such as contributions to client objectives.


     - Performance of Morgan Stanley and Morgan Stanley Investment Management Inc., and the overall performance of the investment team(s) of which the portfolio manager is a member.


SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS


     As of March 31, 2007, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:



    Dennis Lynch--none*



    David Cohen--$100,001-$500,000*



    Sam Chainani--none*



    Alexander Norton--none*


    (*)Not included in the table above, the portfolio manager has made investments in one or more other mutual funds managed by the same portfolio management team pursuant to a similar strategy.

                                OTHER AGREEMENTS

ACCOUNTING SERVICES AGREEMENT

     The Fund has entered into an accounting services agreement pursuant to which the Adviser provides accounting services to the Fund supplementary to those provided by the custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. The Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.

LEGAL SERVICES AGREEMENT

     The Fund and certain other Van Kampen funds have entered into legal services agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of each fund's minute books and records, preparation and oversight of each fund's regulatory reports and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the funds for such services is made on a cost basis for the salary and salary-related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.

CHIEF COMPLIANCE OFFICER EMPLOYMENT AGREEMENT

     The Fund has entered into an employment agreement with John Sullivan and Morgan Stanley pursuant to which Mr. Sullivan, an employee of Morgan Stanley, serves as Chief Compliance Officer of the Fund and other Van Kampen funds. The Fund's Chief Compliance Officer and his staff are responsible for administering the compliance policies and procedures of the Fund and other Van Kampen funds. The Fund reimburses Morgan Stanley for the costs and expenses of such services, including compensation and benefits, insurance, occupancy and equipment, information processing and communication, office services, conferences and travel, postage and shipping. The Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.

FUND PAYMENTS PURSUANT TO THESE AGREEMENTS


                                                             FISCAL YEAR ENDED
                                                                 MARCH 31,
                                                       -----------------------------
                                                         2007       2006      2005
                                                         ----       ----      ----
Pursuant to these agreements, Morgan Stanley or its
  affiliates have received from the Fund
  approximately*.....................................  $132,600   $132,900   $66,000


* The Fund began accruing expenses under the Chief Compliance Officer Employment Agreement on July 15, 2004.

                            DISTRIBUTION AND SERVICE

     The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. The approximate total underwriting commissions on the sale of shares of the Fund for the last three fiscal years are shown in the chart below.


                                                                Total            Amounts
                                                             Underwriting      Retained by
                                                             Commissions       Distributor
                                                             ------------      -----------
Fiscal year ended March 31, 2007.......................       $5,814,800         $926,100
Fiscal year ended March 31, 2006.......................       $5,608,300         $881,300
Fiscal year ended March 31, 2005.......................       $1,945,000         $304,900


     With respect to sales of Class A Shares of the Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLE

                                                     Total Sales Charge
                                                  -------------------------         Reallowed
                                                  As % of       As % of Net        To Dealers
                  Size of                         Offering        Amount            As a % of
                 Investment                        Price         Invested        Offering Price
------------------------------------------------------------------------------------------------
Less than $50,000...........................       5.75%           6.10%              5.00%
$50,000 but less than $100,000..............       4.75%           4.99%              4.00%
$100,000 but less than $250,000.............       3.75%           3.90%              3.00%
$250,000 but less than $500,000.............       2.75%           2.83%              2.25%
$500,000 but less than $1,000,000...........       2.00%           2.04%              1.75%
$1,000,000 or more..........................           *               *                  *
------------------------------------------------------------------------------------------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within eighteen months of the purchase. The eighteen-month period ends on the first business day of the nineteenth month after the purchase date. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million. Authorized dealers will be eligible to receive the ongoing service fee with respect to such shares commencing in the second year following purchase. Proceeds from the distribution and service fees paid by the Fund during the first twelve months are paid to the Distributor and are used by the Distributor to defray its distribution and service related expenses.

     With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.

     Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally receive from the Distributor ongoing distribution fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares annually commencing in the second year after purchase.

     With respect to Class I Shares, there are no sales charges paid by investors. Commissions or transaction fees may be paid by the Distributor to authorized dealers.

     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also adopted a service plan (the "Service Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares. There is no distribution plan or service plan in effect for Class I Shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans." The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each such class of shares in connection with the distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor of each such class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

     Certain financial intermediaries may be prohibited under law from providing certain underwriting or distribution services. If a financial intermediary was prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a financial intermediary would result in any material adverse consequences to the Fund.

     The Distributor must submit quarterly reports to the Fund's Board of Trustees setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the trustees, and also by a vote of the disinterested trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the trustees and also by the disinterested trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested trustees or by a vote of a majority of the outstanding voting shares of such class.

     For Class A Shares in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the amount of the Distributor's actual expenses incurred during such year less any deferred sales charges it received during such year (the "actual net expenses") or (ii) the distribution and service fees at the rates specified in the Prospectus applicable to that class of shares (the "plan fees"). Therefore, to the extent the Distributor's actual net expenses in a given year are less than the plan fees for such year, the Fund only pays the actual net expenses. Alternatively, to the extent the Distributor's actual net expenses in a given year exceed the plan fees for such year, the Fund only pays the plan fees for such year. For Class A Shares, there is no carryover of any unreimbursed actual net expenses to succeeding years.

     The Plans for Class B Shares and Class C Shares are similar to the Plans for Class A Shares, except that any actual net expenses which exceed plan fees for a given year are carried forward and are eligible for payment in future years by the Fund so long as the Plans remain in effect. Thus, for each of the Class B Shares and Class C Shares, in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the applicable amount of the Distributor's actual net expenses incurred during such year for such class of shares plus any actual net expenses from prior years that are still unpaid by the Fund for such class of shares or
(ii) the applicable plan fees for such class of shares. Except as may be mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed actual net expenses may be carried forward (on a Fund level basis). These unreimbursed actual net expenses may or may not be recovered through plan fees or contingent deferred sales charges in future years.

     Because of fluctuations in net asset value, the plan fees with respect to a particular Class B Share or Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class.


     As of March 31, 2007, there were approximately $636,200 and $98,700 of unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares, respectively, representing in each case less than 1% of the Fund's net assets attributable to Class B Shares and Class C Shares. If the Plans are terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.


     Because the Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares.


     For the fiscal year ended March 31, 2007, the Fund's aggregate expenses paid under the Plans for Class A Shares were $2,134,452 or 0.25% of the Class A Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for distributing and servicing Class A Shareholders and for administering the Class A Share Plans. For the fiscal year ended March 31, 2007, the Fund's aggregate expenses paid under the Plans for Class B Shares were $1,724,872 or 1.00% of the Class B Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $1,293,517 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B Shares of the Fund and $431,355 for fees paid to financial intermediaries for servicing Class B Shareholders and administering the Class B Share Plans. For the fiscal year ended March 31, 2007, the Fund's aggregate expenses paid under the Plans for Class C Shares were $796,871 or 1.00% of the Class C Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $255,360 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C Shares of the Fund and $541,511 for fees paid to financial intermediaries for servicing Class C Shareholders and administering the Class C Share Plans.


     In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature.


     The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co.") and certain other authorized dealers in connection with the sale or retention of Fund shares and/or shareholder servicing. For example, the Adviser or the Distributor may pay additional compensation to Morgan Stanley & Co. and to other authorized dealers for the purpose of promoting the sale of Fund shares, providing the Fund and other Van Kampen funds with "shelf space" or a higher profile with the authorized dealer's financial advisors and consultants, placing the Fund and other Van Kampen funds on the authorized dealer's preferred or recommended fund list, granting the Distributor access to the authorized dealer's financial advisors and consultants, providing assistance in training and educating the authorized dealer's personnel, furnishing marketing support and other specified services, maintaining share balances and/or for sub-accounting, administrative or transaction processing services. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Van Kampen funds), amount of assets invested by the authorized dealer's customers (which could include current or aged assets of the Fund and/or some or all other Van Kampen funds), the Fund's advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Adviser and/or Distributor.



     With respect to Morgan Stanley & Co. financial advisers and intermediaries, these payments currently include the following amounts: (1) for Class A Shares, Class B Shares and Class C Shares (excluding shares, if any, held by participants in the Morgan Stanley Fund Solution(SM) Program, the Morgan Stanley Personal Portfolio(SM) Program and Morgan Stanley Corporate Retirement Solutions), (a) an amount equal to 0.11% of the value (at the time of sale) of gross sales of such Fund shares and (b) an ongoing annual fee in an amount up to 0.03% of the value of such Fund shares held (to the extent assets held by Morgan Stanley & Co. accounts in certain Van Kampen Funds exceed $600 million); (2) for Class I Shares (excluding sales through Morgan Stanley Fund Solution(SM) Program, Morgan Stanley Funds Portfolio Architect(SM) Program, the Morgan Stanley Personal Portfolio(SM) Program and Morgan Stanley Corporate Retirement Solutions), an ongoing annual fee in an amount up to 0.05% of the value of such shares held and (3) for shares sold through 401(k) platforms in Morgan Stanley Corporate Retirement Solutions, an ongoing annual fee in an amount up to 0.20% of the value of such Fund shares held.


     With respect to other authorized dealers, these payments currently include the following amounts: (1) other than sales through 401(k) platforms, (a) an amount up to 0.25% of the value (at the time of sale) of gross sales of Fund shares and/or (b) an ongoing annual fee in an amount up to 0.13% of the value of such Fund shares; and (2) for shares sold through 401(k) platforms, an ongoing annual fee in an amount up to 0.20% of the value of such Fund shares held. You should review carefully any disclosure by your authorized dealer as to its compensation.


     The prospect of receiving, or the receipt of, such compensation, as described above, by Morgan Stanley & Co. or other authorized dealers may provide Morgan Stanley & Co. or other authorized dealers, and their representatives or employees, with an incentive to favor sales of shares of the Fund over other investment options with respect to which Morgan Stanley & Co. or an authorized dealer does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.



     The Distributor has entered into agreements with the following firms whereby certain shares of the Fund will be offered pursuant to such firm's retirement plan alliance program(s): (i) American Century Retirement Plan Services, (ii) SunGard Investment Products Inc., (iii) GoldK Investment Services, Inc., (iv) ABN Amro Trust Services Co., (v) AMVESCAP Retirement, Inc.,
(vi) Northern Trust Retirement Consulting, LLC, (vii) MetLife Securities, Inc.,
(viii) ExpertPlan, (ix) Hartford Life Insurance Company, (x) Hartford Securities Distribution Company, Inc., (xi) JPMorgan Retirement Plan Services LLC, (xii) Massachusetts Mutual Life Insurance Company, (xiii) Reliance Trust Company and
(xiv) The Princeton Retirement Group, Inc. Trustees and other fiduciaries of retirement plans seeking to invest in multiple fund families through a broker-dealer retirement plan alliance program should contact the firms mentioned above for further information concerning the program(s) including, but not limited to, minimum size and operational requirements, as well as the ability to purchase Class A Shares at net asset value or the availability of other share classes.


                                 TRANSFER AGENT

     The Fund's transfer agent, shareholder service agent and dividend disbursing agent is Van Kampen Investor Services Inc. The transfer agency fees are determined through negotiations with the Fund and are approved by the Fund's Board of Trustees. The transfer agency fees are based on competitive benchmarks.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard are subject to review by the Fund's Board of Trustees.


     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. In selecting among firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. In certain instances, the Adviser may instruct certain broker-dealers to pay for research services provided by executing brokers or third party research providers, which are selected independently by the Adviser. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund. To the extent that the Adviser receives these services from broker-dealers, it will not have to pay for these services itself.



     The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms (and futures commission merchants) affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.


     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.


     Certain broker-dealers (and futures commission merchants), through which the Fund may effect securities (or futures) transactions, are affiliated persons (as defined in the 1940 Act) of the Fund or affiliated persons of such affiliates, including Morgan Stanley or its subsidiaries. The Fund's Board of Trustees has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities or instruments during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission paid to affiliated brokers.

     Unless otherwise described below the Fund paid no commissions to affiliated brokers during the last three fiscal years. The Fund paid the following commissions to brokers during the fiscal years shown:



                                                                           AFFILIATED
                                                                             BROKERS
                                                                          -------------
                                                                             MORGAN
                                                           ALL BROKERS    STANLEY & CO.
                                                           -----------    -------------
Commissions Paid:
  Fiscal year ended March 31, 2007.....................    $1,557,856        $19,924
  Fiscal year ended March 31, 2006.....................    $1,268,073        $ 8,302
  Fiscal year ended March 31, 2005.....................    $1,127,594        $ 5,604

Fiscal Year 2007 Percentages:
  Commissions with affiliate to total commissions.....................          1.28%
  Value of brokerage transactions with affiliate to total
     transactions.....................................................          0.65%



     During the fiscal year ended March 31, 2007, the Fund paid $2,434,354 in brokerage commissions on transactions totaling $1,374,584,923 to brokers selected primarily on the basis of research services provided to the Adviser.


                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectuses captioned "Shareholder Services."

INVESTMENT ACCOUNT

     Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectuses and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Van Kampen funds will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends and systematic purchases or redemptions. Additional shares may be purchased at any time through authorized dealers or by mailing a check and detailed instructions directly to Investor Services.

SHARE CERTIFICATES

     Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon an exchange or redemption of the shares represented by the certificate. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds Inc., c/o Investor Services, PO Box 947, Jersey City, New Jersey

07303-0947, requesting an "Affidavit of Loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate the fee for replacing the lost certificate equal to no more than 1.50% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.

RETIREMENT PLANS

     Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor.

AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS


     Shareholders can use ACH to have redemption proceeds up to $50,000 deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. To utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application form. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services or by calling (800) 847-2424.


DIVIDEND DIVERSIFICATION


     A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 847-2424, to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any of the Participating Funds (as defined in the Prospectuses) so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing Keogh plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested. Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.


SYSTEMATIC WITHDRAWAL PLAN


     A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $5,000 or more at the next determined net asset value per share at the time the plan is established. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which any capital gain or loss will be recognized. The plan holder may arrange for periodic checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan and may be established on a form made available by the Fund. See "Shareholder Services -- Retirement Plans."



     Class B Shareholders and Class C Shareholders (as well as Class A Shareholders subject to a contingent deferred sales charge) who establish a systematic withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the plan is established.


     Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gain dividends on shares held in accounts with systematic withdrawal plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days' notice to its shareholders.

REINSTATEMENT PRIVILEGE


     A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of any Participating Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of any Participating Fund with credit given for any contingent deferred sales charge paid on the amount of shares reinstated from such redemption, provided that such shareholder has not previously exercised this reinstatement privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the contingent deferred sales charge (if any) to subsequent redemptions. Reinstatements are made at the net asset value per share (without a sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Participating Fund into which shareholders desire to reinstate their net proceeds of a redemption of shares of the Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in eligible retirement plans for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Participating Fund are available for sale. There is no reinstatement privilege for Class I Shares of the Fund. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event regardless of whether the shareholder reinstates all or any portion of the net proceeds of the redemption. Any such loss may be disallowed, to the extent of the reinstatement, under the so-called "wash sale" rules if the reinstatement occurs within 30 days after such redemption. In that event, the shareholder's tax basis in the shares acquired pursuant to the reinstatement will be increased by the amount of the disallowed loss, and the shareholder's holding period for such shares will include the holding period for the redeemed shares.

                              REDEMPTION OF SHARES

     Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays;
(b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.


     In addition, if the Fund's Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such in-kind securities.


                    CONTINGENT DEFERRED SALES CHARGE-CLASS A

     As described in the Fund's Class A Shares, Class B Shares and Class C Shares Prospectus under "Purchase of Shares -- Class A Shares," there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge ("CDSC-Class A") may be imposed on certain redemptions made within eighteen months of purchase. For purposes of the CDSC-Class A, when shares of a Participating Fund are exchanged for shares of another Participating Fund, the purchase date for the shares acquired by exchange will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares being redeemed first are any shares in the shareholder's account not subject to a CDSC-Class A, followed by shares held the longest in the shareholder's account. The CDSC-Class A is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no CDSC-Class A is imposed on increases in net asset value above the initial purchase price. In addition, no CDSC-Class A is assessed on shares derived from reinvestment of dividends or capital gain dividends.

                  WAIVER OF CONTINGENT DEFERRED SALES CHARGES

     As described in the Fund's Class A Shares, Class B Shares and Class C Shares Prospectus under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge ("CDSC-Class B and C"). The CDSC-Class A (defined above) and CDSC-Class B and C are waived on redemptions in the circumstances described below:

REDEMPTION UPON DEATH OR DISABILITY


     The Fund will waive the CDSC-Class A and the CDSC-Class B and C on redemptions following the death or disability of a Class A Shareholder, a Class B Shareholder or a Class C Shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class A or the CDSC-Class B and C.



     In cases of death or disability, the CDSC-Class A and the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class A and the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.


REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS

     The Fund will waive the CDSC-Class A and the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The CDSC-Class A and the CDSC-Class B and C will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class A or CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The CDSC-Class A and the CDSC-Class B and C also will be waived on any redemption which results from the return of an excess contribution or other contribution pursuant to Internal Revenue Code Section 408(d)(4) or
(5), the return of excess contributions or excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2) or the financial hardship of the employee pursuant to U.S. Treasury regulation Section 1.401(k)-1(d)(2). In addition, the CDSC-Class A and the CDSC-Class B and C will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

     The Fund does not intend to waive the CDSC-Class A or CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.

REDEMPTION PURSUANT TO THE FUND'S SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in the Fund. Under the systematic withdrawal plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds sent to the designated payee of record. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan.


     The amount of the shareholder's investment in the Fund at the time the plan is established with respect to the Fund is hereinafter referred to as the "initial account balance." If the initial account balance is $1 million or more and the shareholder purchased Class A Shares without a sales charge, those Class A Shares will, in most instances be subject to a CDSC-Class A if redeemed within eighteen months of their date of purchase. However, if the shareholder participates in a systematic withdrawal program as described herein, any applicable CDSC-Class A will be waived on those Class A Shares. The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class A and CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the systematic withdrawal plan and the ability to offer the systematic withdrawal plan.


NO INITIAL COMMISSION OR TRANSACTION FEE

     The Fund will waive the CDSC-Class A in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of Class A Shares. The Fund will waive the CDSC-Class B and C in certain 401(k) plans in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of Class B Shares and Class C Shares. See "Purchase of Shares -- Waiver of Contingent Deferred Sales Charge" in the Class A Shares, Class B Shares and Class C Shares Prospectus.

INVOLUNTARY REDEMPTIONS OF SHARES

     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Class A Shares, Class B Shares and Class C Shares Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. The Fund will waive the CDSC-Class A and the CDSC-Class B and C upon such involuntary redemption.

REDEMPTION BY ADVISER

     The Fund may waive the CDSC-Class A and the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

                                    TAXATION

FEDERAL INCOME TAXATION OF THE FUND

     The Trust and each of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets.

     If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss), and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders and designated as capital gain dividends.

     To avoid a nondeductible 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), and (iii) any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

     If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.


     Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain or "qualified dividend income" into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and/or (vii) produce income that will not qualify as good income for purposes of the annual gross income requirement that the Fund must meet to be treated as a regulated investment company. The Fund intends to monitor its transactions and may make certain tax elections or takes other actions to mitigate the effect of these provisions and prevent disqualification of the Fund as a regulated investment company.

PASSIVE FOREIGN INVESTMENT COMPANIES

     The Fund may invest in non-U.S. corporations that could be classified as "passive foreign investment companies" as defined for federal income tax purposes. For federal income tax purposes, such an investment may, among other things, cause the Fund to recognize income or gain without a corresponding receipt of cash, to incur an interest charge on taxable income that is deemed to have been deferred and/or to recognize ordinary income that would otherwise have been treated as capital gain.

DISTRIBUTIONS TO SHAREHOLDERS

     Distributions of the Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder (assuming such shares are held as a capital asset).

     Current law provides for reduced U.S. federal income tax rates on (i) long-term capital gains received by individuals and (ii) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rates for capital gains generally apply to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and cease to apply for taxable years beginning after December 31, 2010. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2010. Fund shareholders, as well as the Fund itself, must also satisfy certain holding period and other requirements in order for the reduced rate for dividends to apply. Because the Fund intends to invest primarily in common stocks and other equity securities, ordinary income dividends paid by the Fund should be eligible for the reduced rate applicable to "qualified dividend income." No assurance can be given as to what percentage of the ordinary income dividends paid by the Fund will consist of "qualified dividend income." To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains. For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below.

     Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The tax basis of such shares will equal their fair market value on the distribution date.

     The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Some portion of the distributions from the Fund may be eligible for the corporate dividends received deduction if the Fund receives qualifying dividends during the year and if certain requirements of the Code are satisfied.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the nondeductible 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

     Income from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions. Such taxes will not be deductible or creditable by shareholders. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

     Certain foreign currency gains or losses attributable to currency exchange rate fluctuations are treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) the Fund's income available for distribution. If, under the rules governing the tax treatment of foreign currency gains and losses, the Fund's income available for distribution is decreased or eliminated, all or a portion of the dividends declared by the Fund may be treated for federal income tax purposes as a return of capital, or in some circumstances, as capital gains. Generally, a shareholder's tax basis in Fund shares will be reduced to the extent that an amount distributed to such shareholder is treated as a return of capital.

SALE OF SHARES

     The sale of shares (including transfers in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the maximum tax rates applicable to capital gains, see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

CAPITAL GAINS RATES

     Under current law, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in the Fund is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or

(ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2010). The maximum long-term capital gains rate for corporations is 35%.

WITHHOLDING ON PAYMENTS TO NON-U.S. SHAREHOLDERS

     For purposes of this and the following paragraphs, a "Non-U.S. Shareholder" shall include any shareholder who is not:

     - an individual who is a citizen or resident of the United States;

     - a corporation or partnership created or organized under the laws of the United States or any state or political subdivision thereof;

     - an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

     - a trust that (i) is subject to the primary supervision of a U.S. court and which has one or more U.S. fiduciaries who have the authority to control all substantial decisions of the trust, or (ii) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

     A Non-U.S. Shareholder generally will be subject to withholding of U.S. federal income tax at a 30% rate (or lower applicable treaty rate), rather than backup withholding (discussed below), on dividends from the Fund (other than capital gain dividends, interest-related dividends and short-term capital gain dividends) that are not "effectively connected" with a U.S. trade or business carried on by such shareholder, provided that the shareholder furnishes to the Fund a properly completed Internal Revenue Service ("IRS") Form W-8BEN certifying the shareholder's non-United States status.


     Under current law, the Fund may pay "interest-related dividends" and "short-term capital gain dividends" to Non-U.S. Shareholders without having to withhold on such dividends at the 30% rate. The amount of "interest-related dividends" that the Fund may pay each year is limited to the amount of "qualified interest income" received by the Fund during that year, less the amount of the Fund's expenses properly allocable to such interest income. "Qualified interest income" includes, among other items, interest paid on debt obligations of a U.S. issuer and interest paid on deposits with U.S. banks, subject to certain exceptions. The amount of "short-term capital gain dividends" that the Fund may pay each year generally is limited to the excess of the Fund's net short-term capital gains over its net long-term capital losses, without any reduction for the Fund's expenses allocable to such gains (with exceptions for certain gains). The exemption from 30% withholding tax for "short-term capital gain dividends" does not apply with respect to Non-U.S. Shareholders that are present in the United States for more than 182 days during the taxable year. If the Fund's income for a taxable year includes "qualified interest income" or net short-term capital gains, the Fund may designate dividends as "interest-related dividends" or "short-term capital gain dividends" by written notice mailed to Non-U.S. Shareholders not later than 60 days after the close of the Fund's taxable year. These provisions apply to dividends paid by the Fund with respect to the Fund's taxable years beginning on or after January 1, 2005 and will cease to apply to dividends paid by the Fund with respect to the Fund's taxable years beginning after December 31, 2007.

     Non-effectively connected capital gain dividends and gains realized from the sale of shares generally will not be subject to U.S. federal income tax in the case of (i) a Non-U.S. Shareholder that is a corporation and (ii) an individual Non-U.S. Shareholder who is not present in the United States for more than 182 days during the taxable year (assuming that certain other conditions are met). However, certain Non-U.S. Shareholders may nonetheless be subject to backup withholding and information reporting on capital gain dividends and redemption proceeds paid to them upon the sale of their shares. See "Backup Withholding" and "Information Reporting" below.

     If income from the Fund or gains realized from the sale of shares are effectively connected with a Non-U.S. Shareholder's U.S. trade or business, then such amounts will not be subject to the 30% withholding described above, but rather will be subject to U.S. federal income tax on a net basis at the tax rates applicable to U.S. citizens and residents or domestic corporations. To establish that income from the Fund or gains realized from the sale of shares are effectively connected with a U.S. trade or business, a Non-U.S. Shareholder must provide the Fund with a properly completed IRS Form W-8ECI certifying that such amounts are effectively connected with the Non-U.S. Shareholder's U.S. trade or business. Non-U.S. Shareholders that are corporations may also be subject to an additional "branch profits tax" with respect to income from the Fund that is effectively connected with a U.S. trade or business.


     The Fund may invest in securities of REITs or corporations that invest significantly in real property and are treated as "United States real property holding corporations" for U.S. federal income tax purposes. The Foreign Investment in Real Property Tax Act of 1980 ("FIRPTA") subjects a non-United States person to U.S. federal income tax on gain from the disposition of interests in U.S. real property as if such person were a United States person. Such gain is sometimes referred to as "FIRPTA gain." If the Fund recognizes FIRPTA gain from the sale or other disposition of REIT securities or securities of any other "United States real property holding corporation" (as defined in the Code), or receives a distribution from a REIT that is attributable to the REIT's sale of "United States real property interests" (as defined in the Code), then a portion of the Fund's distributions to its Non-U.S. Shareholders will be attributable to such FIRPTA gain. The Fund may be required to withhold U.S. withholding tax at a rate of 35% from distributions to its Non-U.S. Shareholders that are attributable to the Fund's receipt of FIRPTA gain distributions from a REIT in which the Fund invests. The Fund also may be required to withhold from distributions to its Non-U.S. Shareholders that are attributable to the Fund's own recognition of FIRPTA gain (e.g., from the Fund's sale of United States real property interests). Non-U.S. Shareholders who receive such distributions may be required to pay tax on such distributions at regular graduated rates applicable to United States persons and file a non-resident U.S. federal income tax return. While the Fund intends to make every effort to identify and pass through any FIRPTA gain that it receives from its investments in REITs (or that it recognizes directly), and to make any required withholdings on distributions of this income paid directly to Non-U.S. Shareholders, intermediaries who have assumed tax reporting responsibilities on managed omnibus accounts may not have the capacity to identify Non-U.S. Shareholders who are paid distributions attributable to FIRPTA gain and to properly withhold U.S. federal income taxes on these distributions. Non-U.S. Shareholders of these accounts should consult their investment representatives and tax advisers about any additional tax that may be due on FIRPTA gain.

     The tax consequences to a Non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. To claim tax treaty benefits, Non-U.S. Shareholders will be required to provide the Fund with a properly completed IRS Form W-8BEN certifying their entitlement to the benefits. In addition, in certain cases where payments are made to a Non-U.S. Shareholder that is a partnership or other pass-through entity, both the entity and the persons holding an interest in the entity will need to provide certification. For example, an individual Non-U.S. Shareholder who holds shares in the Fund through a non-U.S. partnership must provide an IRS Form W-8BEN to claim the benefits of an applicable tax treaty. Non-U.S. Shareholders are advised to consult their advisers with respect to the tax implications of purchasing, holding and disposing of shares of the Fund.

BACKUP WITHHOLDING

     The Fund may be required to withhold federal income tax at a rate of 28% (through 2010) ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends paid to a shareholder (other than a Non-U.S. Shareholder that properly certifies its non-United States status) if (i) the shareholder fails to properly furnish the Fund with its correct taxpayer identification number or to certify its non-U.S. status (in the case of a Non-U.S. Shareholder that property certifies its non-United States status), (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that the taxpayer identification number provided is correct, that the shareholder is not subject to backup withholding and that the shareholder is a U.S. person (as defined for U.S. federal income tax purposes). Redemption proceeds may be subject to backup withholding under the circumstances described in (i) above.

     Generally, dividends paid to Non-U.S. Shareholders that are subject to the 30% federal income tax withholding described above under "Withholding on Payments to Non-U.S. Shareholders" are not subject to backup withholding. To avoid backup withholding on capital gain dividends, interest-related dividends, short-term capital gain dividends and redemption proceeds from the sale of shares, Non-U.S. Shareholders must provide a properly completed IRS Form W-8BEN certifying their non-United States status.

     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

INFORMATION REPORTING


     The Fund must report annually to the IRS and to each shareholder (other than a Non-U.S. Shareholder that properly certifies its non-United States status) the amount of dividends, capital gain dividends and redemption proceeds paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such amounts. In the case of a Non-U.S. Shareholder, the Fund must report to the IRS and such shareholder the amount of dividends, capital gain dividends, interest-related dividends, short-term capital gain dividends and redemption proceeds paid that are subject to withholding (including backup withholding, if any) and the amount of tax withheld, if any, with respect to such amounts. This information may also be made available to the tax authorities in the Non-U.S. Shareholder's country of residence.

GENERAL

     The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

                                FUND PERFORMANCE

     From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one year, five year and ten year periods (or life of the Fund, if shorter). Other total return quotations, aggregate or average, over other time periods may also be included.

     The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge for Class A Shares); that all income dividends or capital gain dividends during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends or capital gain dividends paid by the Fund or to reflect that 12b-1 fees may have changed over time.

     Average annual total return quotations are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

     Total return is calculated separately for Class A Shares, Class B Shares, Class C Shares and Class I Shares of the Fund. Total return figures for Class A Shares include the maximum sales charge. Total return figures for Class B Shares and Class C Shares include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each class of shares will differ.

     The after-tax returns of the Fund may also be advertised or otherwise reported. This is generally calculated in a manner similar to the computation of average annual total returns discussed above, except that the calculation also reflects the effect of taxes on returns.

     The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares. Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.

     From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.

     From time to time, the Fund's marketing materials may include an update from the portfolio manager or the Adviser and a discussion of general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top sector holdings and largest holdings. Materials may also mention how the Distributor believes the Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten-year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of whether shareholders purchased their funds' shares in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The performance of the funds purchased by investors in the Dalbar study and the conclusions based thereon are not necessarily indicative of future performance of such funds or conclusions that may result from similar studies in the future. The Fund may also be marketed on the internet.

     In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, the Dow Jones Industrial Average, Standard & Poor's indices, NASDAQ Composite Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking or rating services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce the Fund's performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.

     The Fund commenced investment operations on December 27, 1995. From December 27, 1995 up to February 3, 1997, the Fund operated with a limited amount of capital being invested by affiliates of the Fund's Adviser. Prior to February 3, 1997, the Fund had not engaged in a broad continuous public offering of its shares, had sold shares to only a limited number of public investors and had not been subject to redemption requests. The Fund commenced a broad public offering of its shares on February 3, 1997. The Fund was offered for a limited time and then was closed to new investors on March 14, 1997 after raising new assets of approximately $100,000,000. The Fund may, from time to time, close and reopen the offering of its shares to new investors as market conditions permit. Prior to February 3, 1997, the Fund had not engaged in a broad continuous public offering of its shares, had sold shares to only a limited number of investors and had not been subject to redemption requests. One factor impacting the Fund's 1996 performance was the Fund's investments in initial public offerings (IPOs). These investments had a greater effect on Fund's 1996 performance than similar investments made in subsequent years, in part because of the smaller size of the Fund in 1996. There is no assurance that the Fund's future investments in IPOs will have the same affect on performance as the IPOs did in 1996. The Fund's investment results are based on historical performance and are not intended to indicate future performance.

     The Fund may also utilize performance information in hypothetical illustrations. For example, the Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.

     The Fund's Annual Report and Semiannual Report contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge from our web site at www.vankampen.com or by calling or writing the Fund at the telephone number or address printed on the cover of this Statement of Additional Information.

     The results shown below are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objective and policies as well as the risks incurred in the Fund's investment practices.

CLASS A SHARES


     The Fund's average annual total return, assuming payment of the maximum sales charge, for Class A Shares of the Fund for (i) the one-year period ended March 31, 2007 was -2.92%, (ii) the five-year period ended March 31, 2007 was 7.50% and (iii) the ten-year period ended March 31, 2007 was 10.94%.



     The Fund's cumulative non-standardized total return, including payment of the maximum sales charge, with respect to Class A Shares from December 27, 1995 (commencement of distribution of Class A Shares of the Fund) to March 31, 2007 was 355.86%.



     The Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to Class A Shares from December 27, 1995 (commencement of distribution of Class A Shares of the Fund) to March 31, 2007 was 383.67%.


CLASS B SHARES

     The Fund's average annual total return for Class B Shares listed below reflects the conversion of such shares into Class A Shares. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically converted to Class A Shares six years after the end of the calendar month in which the shares were purchased. Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased.


     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class B Shares of the Fund for (i) the one-year period ended March 31, 2007 was -2.65%, (ii) the five-year period ended March 31, 2007 was 7.74% and (iii) the ten-year period ended March 31, 2007 was 10.91%.



     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to Class B Shares from December 27, 1995 (commencement of distribution of Class B Shares of the Fund) to March 31, 2007 was 357.95%.



     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to Class B Shares from December 27, 1995 (commencement of distribution of Class B Shares of the Fund) to March 31, 2007 was 357.95%.


CLASS C SHARES


     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class C Shares of the Fund for (i) the one-year period ended March 31, 2007 was 1.25%, (ii) the five-year period ended March 31, 2007 was 7.98% and (iii) the ten-year period ended March 31, 2007 was 10.75%.

     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class C Shares from December 27, 1995 (commencement of distribution of Class C Shares of the Fund) to March 31, 2007 was 347.04%.



     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class C Shares from December 27, 1995 (commencement of distribution of Class C Shares of the Fund) to March 31, 2007 was 347.04%.


CLASS I SHARES


     The Fund's average annual total return for Class I Shares of the Fund for the (i) one-year period ended March 31, 2007 was 3.28%, and (ii) the approximately one-year, eight-month period from August 12, 2005 (commencement of distribution of Class I Shares of the Fund) through March 31, 2007 was 12.25%.



     The Fund's cumulative non-standardized total return with respect to the Class I Shares from August 12, 2005 (commencement of distribution of Class I Shares of the Fund) through March 31, 2007 was 20.77%.


                               OTHER INFORMATION

DISCLOSURE OF PORTFOLIO HOLDINGS

     The Fund's Board of Trustees and the Adviser have adopted policies and procedures regarding disclosure of portfolio holdings information (the "Policy"). Pursuant to the Policy, information concerning the Fund's portfolio holdings may be disclosed only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the fiduciary duties owed by the Fund and the Adviser to the Fund's shareholders. The Fund and the Adviser may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or any affiliated person of the Adviser) in connection with the disclosure of portfolio holdings information of the Fund. The Fund's Policy is implemented and overseen by the Portfolio Holdings Review Committee (the "PHRC"), which is described in more detail below.

     Public Portfolio Holdings Information Disclosure Policy. Portfolio holdings information will be deemed public when it has been posted to the Fund's public web site. On its public web site, the Fund currently makes available:

     - Calendar Quarters: Complete portfolio holdings as of the end of each calendar quarter disclosed with a minimum lag time of 30 calendar days.

     - Monthly: Top 10 (or top 15) largest portfolio holdings as of the end of each month disclosed with a minimum lag time of 15 business days.

     The Fund provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its semiannual and annual reports, and for the first and third fiscal quarters in its filings with the SEC on Form N-Q.

     Non-Public Portfolio Holdings Information Policy. All portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is considered non-public portfolio holdings information for the purposes of the Policy. Pursuant to the Policy, disclosing non-public portfolio holdings information to third parties may occur only when the Fund has a legitimate business purpose for doing so and the recipients of such information are subject to a duty of confidentiality, which prohibits such recipients from disclosing or trading on the basis of the non-public portfolio holdings information. Any disclosure of non-public portfolio holdings information made to third parties must be approved by both the Fund's Board of Trustees (or a designated committee thereof) and the PHRC. The Policy provides for disclosure of non-public portfolio holdings information to certain pre-authorized categories of entities, executing broker-dealers and shareholders, in each case under specific restrictions and limitations described below, and the Policy provides a process for approving any other entities.

     Pre-Authorized Categories. Pursuant to the Policy, the Fund may disclose non-public portfolio holdings information to certain third parties who fall within pre-authorized categories. These third parties include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers, and service providers, provided that the third party expressly agrees to maintain the non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information. Subject to the terms and conditions of any agreement between the Adviser or the Fund and the third party, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply. In addition, persons who owe a duty of trust or confidence to the Fund or the Adviser (including legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement. The PHRC is responsible for monitoring and reporting on such entities to the Fund's Board of Trustees. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the material non-public portfolio holdings information.

     Broker-Dealer Interest Lists. Pursuant to the Policy, the Adviser may provide "interest lists" to broker-dealers who execute securities transactions for the Fund. Interest lists may specify only the CUSIP numbers and/or ticker symbols of the securities held in all registered management investment companies advised by the Adviser or affiliates of the Adviser on an aggregate basis. Interest lists will not disclose portfolio holdings on a fund by fund basis and will not contain information about the number or value of shares owned by a specified fund. The interest lists may identify the investment strategy to which the list relates, but will not identify particular funds or portfolio managers/management teams. Broker-dealers need not execute a non-disclosure agreement to receive interest lists.

     Shareholders In-Kind Distributions. The Fund's shareholders may, in some circumstances, elect to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the Fund. In such circumstances, pursuant to the Policy, such Fund shareholders may receive a complete listing of the portfolio holdings of the Fund up to seven (7) calendar days prior to making the redemption request provided that they represent orally or in writing that they agree not to disclose or trade on the basis of the portfolio holdings information.

     Attribution Analyses. Pursuant to the Policy, the Fund may discuss or otherwise disclose performance attribution analyses (i.e., mention the effects of having a particular security in the portfolio(s)) where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly. Any discussion of the analyses may not be more current than the date the holding was disclosed publicly.

     Transition Managers. Pursuant to the Policy, the Fund may disclose portfolio holdings to transition managers, provided that the Fund has entered into a non-disclosure or confidentiality agreement with the party requesting that the information be provided to the transition manager and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager.

     Other Entities. Pursuant to the Policy, the Fund or the Adviser may disclose non-public portfolio holdings information to a third party who does not fall within the pre-approved categories, and who are not executing broker-dealers, shareholders receiving in-kind distributions, persons receiving attribution analyses, or transition managers; however, prior to the receipt of any non-public portfolio holdings information by such third party, the recipient must have entered into a non-disclosure agreement and the disclosure arrangement must have been approved by the PHRC and the Fund's Board of Trustees (or a designated committee thereof). The PHRC will report to the Board of Trustees of the Fund on a quarterly basis regarding any other approved recipients of non-public portfolio holdings information.

     PHRC and Board of Trustees Oversight. The PHRC, which consists of executive officers of the Fund and the Adviser, is responsible for overseeing and implementing the Policy and determining how portfolio holdings information will be disclosed on an ongoing basis. The PHRC will periodically review and has the authority to amend the Policy as necessary. The PHRC will meet at least quarterly to (among other matters):

     - address any outstanding issues relating to the Policy;

     - monitor the use of information and compliance with non-disclosure agreements by current recipients of portfolio holdings information;

     - review non-disclosure agreements that have been executed with prospective third parties and determine whether the third parties will receive portfolio holdings information;

     - generally review the procedures to ensure that disclosure of portfolio holdings information is in the best interests of Fund shareholders; and

     - monitor potential conflicts of interest between Fund shareholders, on the one hand, and those of the Adviser, the Distributor or affiliated persons of the Fund, the Adviser or the Distributor, on the other hand, regarding disclosure of portfolio holdings information.

     The PHRC will regularly report to the Board of Trustees on the Fund's disclosure of portfolio holdings information and the proceedings of PHRC meetings.

     Ongoing Arrangements of Portfolio Holdings Information. The Adviser and/or the Fund have entered into ongoing arrangements to make available public and/or non-public information about the Fund's portfolio holdings. The Fund currently may disclose portfolio holdings information based on ongoing arrangements to the following pre-authorized parties:


NAME                         INFORMATION DISCLOSED     FREQUENCY (1)          LAG TIME
----                         ---------------------  -------------------  -------------------
SERVICE PROVIDERS
State Street
  Bank and Trust Company
  (*)......................  Full portfolio         Daily basis                  (2)
                             holdings
Institutional Shareholder
  Services (ISS) (proxy
  voting agent) (*)........  Full portfolio         Twice a month                (2)
                             holdings
FT Interactive Data Pricing
  Service Provider (*).....  Full portfolio         As needed                    (2)
                             holdings
Van Kampen Investor
  Services Inc. (*)........  Full portfolio         As needed                    (2)
                             holdings
David Hall (*).............  Full portfolio         On a semi-annual             (3)
                             holdings               and annual fiscal
                                                    basis
Windawi (*)................  Full portfolio         On a semi-annual             (3)
                             holdings               and annual fiscal
                                                    basis

FUND RATING AGENCIES
Lipper (*).................  Full portfolio         Monthly and          Approximately 1 day
                             holdings               quarterly basis      after previous
                                                                         month end and
                                                                         approximately 30
                                                                         days after quarter
                                                                         end, respectively
Morningstar (**)...........  Full portfolio         Quarterly basis      Approximately 30
                             holdings                                    days after quarter
                                                                         end
Standard & Poor's (*)......  Full portfolio         Monthly              As of previous
                             holdings                                    month end
CONSULTANTS AND ANALYSTS
Arnerich Massena &
  Associates, Inc. (*).....  Top Ten and Full       Quarterly basis (6)  Approximately 10-12
                             portfolio holdings                          days after quarter
                                                                         end
Bloomberg (**).............  Full portfolio         Quarterly basis      Approximately 30
                             holdings                                    days after quarter
                                                                         end
Callan Associates (*)......  Top Ten and Full       Monthly and          Approximately 10-12
                             portfolio holdings     quarterly basis,     days after
                                                    respectively (6)     month/quarter end
Cambridge Associates (*)...  Top Ten and Full       Quarterly basis (6)  Approximately 10-12
                             portfolio holdings                          days after quarter
                                                                         end

NAME                         INFORMATION DISCLOSED     FREQUENCY (1)          LAG TIME
----                         ---------------------  -------------------  -------------------
CTC Consulting, Inc.
  (**).....................  Top Ten and Full       Quarterly basis      Approximately 15
                             portfolio holdings                          days after quarter
                                                                         end and
                                                                         approximately 30
                                                                         days after quarter
                                                                         end, respectively
Credit Suisse First Boston
  (*)                        Top Ten and Full       Monthly and          Approximately 10-12
                             portfolio holdings     quarterly basis,     days after
                                                    respectively (6)     month/quarter end
Evaluation Associates
  (*)......................  Top Ten and Full       Monthly and          Approximately 10-12
                             portfolio holdings     quarterly basis,     days after
                                                    respectively (6)     month/quarter end
Fund Evaluation Group
  (**).....................  Top Ten portfolio      Quarterly basis      At least 15 days
                             holdings (4)                                after quarter end
Jeffrey Slocum & Associates
  (*)......................  Full portfolio         Quarterly basis (6)  Approximately 10-12
                             holdings (5)                                days after quarter
                                                                         end
Hammond Associates (**)....  Full portfolio         Quarterly basis      At least 30 days
                             holdings (5)                                after quarter end
Hartland & Co. (**)........  Full portfolio         Quarterly basis      At least 30 days
                             holdings (5)                                after quarter end
Hewitt Associates (*)......  Top Ten and Full       Monthly and          Approximately 10-12
                             portfolio holdings     quarterly basis,     days after
                                                    respectively (6)     month/quarter end
Merrill Lynch (*)..........  Full portfolio         Monthly basis (6)    Approximately 1 day
                             holdings                                    after previous
                                                                         month end
Mobius (**)................  Top Ten portfolio      Monthly basis        At least 15 days
                             holdings (4)                                after month end
Nelsons (**)...............  Top Ten holdings (4)   Quarterly basis      At least 15 days
                                                                         after quarter end
Prime Buchholz &
  Associates, Inc. (**)....  Full portfolio         Quarterly basis      At least 30 days
                             holdings (5)                                after quarter end
PSN (**)...................  Top Ten holdings (4)   Quarterly basis      At least 15 days
                                                                         after quarter end
PFM Asset Management LLC
  (*)......................  Top Ten and Full       Quarterly basis (6)  Approximately 10-12
                             portfolio holdings                          days after quarter
                                                                         end
Russell Investment Group/
  Russell/Mellon Analytical
  Services, Inc. (**)......  Top Ten and Full       Monthly and          At least 15 days
                             portfolio holdings     quarterly basis      after month end and
                                                                         at least 30 days
                                                                         after quarter end,
                                                                         respectively

NAME                         INFORMATION DISCLOSED     FREQUENCY (1)          LAG TIME
----                         ---------------------  -------------------  -------------------
Stratford Advisory Group,
  Inc. (*).................  Top Ten portfolio      Quarterly basis (6)  Approximately 10-12
                             holdings (7)                                days after quarter
                                                                         end
Thompson Financial (**)....  Full portfolio         Quarterly basis      At least 30 days
                             holdings (5)                                after quarter end
Watershed Investment
  Consultants, Inc. (*)....  Top Ten and Full       Quarterly basis (6)  Approximately 10-12
                             portfolio holdings                          days after quarter
                                                                         end
Yanni Partners (**)........  Top Ten portfolio      Quarterly basis      At least 15 days
                             holdings (4)                                after quarter end
PORTFOLIO ANALYTICS
  PROVIDER
  Fact Set (*)               Complete portfolio     Daily                One day
                             holdings

------------------------------------

 (*) This entity has agreed to maintain Fund non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.
(**) The Fund does not currently have a non-disclosure agreement in place with this entity and therefore this entity can only receive publicly available information.
 (1) Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).

 (2) Information will typically be provided on a real time basis or as soon thereafter as possible.

 (3) As needed after the end of the semi-annual and/or annual period.

 (4) Full portfolio holdings will also be provided upon request from time to time on a quarterly basis, with at least a 30 day lag.

 (5) Top Ten portfolio holdings will also be provided upon request from time to time, with at least a 15 day lag.

 (6) This information will also be provided upon request from time to time.

 (7) Full portfolio holdings will also be provided upon request from time to time.

     The Fund may also provide Fund portfolio holdings information, as part of its normal business activities, to persons who owe a duty of trust or confidence to the Fund or the Adviser. These persons currently are (i) the Fund's independent registered public accounting firm (as of the Fund's fiscal year end and on an as needed basis), (ii) counsel to the Fund (on an as needed basis),
(iii) counsel to the independent trustees (on an as needed basis) and (iv) members of the Board of Trustees (on an as needed basis).

CUSTODY OF ASSETS

     Except for segregated assets held by a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, all securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, One

Lincoln Street, Boston, Massachusetts 02111, as custodian. The custodian also provides accounting services to the Fund.

SHAREHOLDER REPORTS

     Semiannual statements are furnished to shareholders, and annually such statements are audited by the Fund's independent registered public accounting firm.

PROXY VOTING POLICY AND PROXY VOTING RECORD


     The Board of Trustees believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. The Board has delegated the day-to-day responsibility to the Adviser to vote such proxies, pursuant to the Board approved Proxy Voting Policy, a copy of which is currently in effect as of the date of this Statement of Additional Information is attached hereto as Appendix A.



     The Proxy Voting Policy is subject to change over time and investors seeking the most current copy of the Proxy Voting Policy should go to our web site at www.vankampen.com. The Fund's most recent proxy voting record filed with the SEC is also available without charge on our web site at www.vankampen.com. The Fund's proxy voting record is also available without charge on the SEC's web site at www.sec.gov.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     An independent registered public accounting firm for the Fund performs an annual audit of the Fund's financial statements. The Fund's Board of Trustees has engaged Ernst & Young LLP, located at 233 South Wacker Drive, Chicago, Illinois 60606, to be the Fund's independent registered public accounting firm.

LEGAL COUNSEL

     Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom LLP.

                              FINANCIAL STATEMENTS


     The audited financial statements of the Fund are incorporated herein by reference to the Annual Report to shareholders of the Fund dated March 31, 2007. The Annual Report may be obtained by following the instructions on the cover of this Statement of Additional Information. The Annual Report is included as part of the Trust's filing on Form N-CSR as filed with the SEC on May 29, 2007. The Annual Report may be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

               APPENDIX A -- MORGAN STANLEY INVESTMENT MANAGEMENT


                       PROXY VOTING POLICY AND PROCEDURES



I. POLICY STATEMENT



     Introduction -- Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Policy") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.



     The MSIM entities covered by this Policy currently include the following:
Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates" or as "we" below).



     Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds -- collectively referred to herein as the "MSIM Funds"), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy.



     Proxy Research Services -- Institutional Shareholder Services ("ISS") and Glass Lewis (together with other proxy research providers as we may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of the Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping.



     Voting Proxies for Certain Non-U.S. Companies -- Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and
(vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients' non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.



II. GENERAL PROXY VOTING GUIDELINES



     To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein), including the guidelines set forth below. These guidelines address a broad range of issues, and provide general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.



     We endeavor to integrate governance and proxy voting policy with investment goals and to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers, but such a split vote must be approved by the Proxy Review Committee.



A. ROUTINE MATTERS. We generally support routine management proposals. The following are examples of routine management proposals:



          - Approval of financial statements and auditor reports.



          - General updating/corrective amendments to the charter.



          - Most proposals related to the conduct of the annual meeting, with the following exceptions. We may oppose proposals that relate to "the transaction of such other business which may come before the meeting," and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this Policy to be carried out (i.e. an uncontested corporate transaction), the adjournment request will be supported. Finally, we generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B. BOARD OF DIRECTORS



     1. Election of directors: In the absence of a proxy contest, we generally support the board's nominees for director except as follows:



             a. We withhold or vote against interested directors if the company's board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards, generally as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for a NYSE company with dispersed ownership, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Non-independent directors under NYSE standards include an employee or an individual with an immediate family member who is an executive (or in either case was in such position within the previous three years). A director's consulting arrangements with the company, or material business relationships between the director's employer and the company, also impair independence. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards.



             b. Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company's compensation, nominating or audit committees.



             c. We consider withholding support or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders. This includes consideration for withholding support or voting against individual board members or an entire slate if we believe the board is entrenched and dealing inadequately with performance problems, and/or with insufficient independence between the board and management.



             d. We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a "bright line" test. In the context of the U.S. market, these would include elimination of dead hand or slow hand poison pills, requiring audit, compensation or nominating committees to be composed of independent directors and requiring a majority independent board.



             e. We generally withhold support from or vote against a nominee who has failed to attend at least 75% of board meetings within a given year without a reasonable excuse.



             f. We consider withholding support from or voting against a nominee who serves on the board of directors of more than six companies (excluding investment companies). We also consider voting against a director who otherwise appears to have too many commitments to serve adequately on the board of the company.



     2. Board independence: We generally support proposals requiring that a certain percentage (up to 66 2/3%) of the company's board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.



     3. Board diversity: We consider on a case-by-case basis proposals urging diversity of board membership with respect to social, religious or ethnic group.



     4. Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.



     5. Proposals to elect all directors annually: We generally support proposals to elect all directors annually at public companies (to "declassify" the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis.



     6. Cumulative voting: We generally support proposals to eliminate cumulative voting (which provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board). Proposals to establish cumulative voting in the election of directors generally will not be supported.



     7. Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.



     8. Director retirement age: Proposals recommending set director retirement ages are voted on a case-by-case basis.



     9. Proposals to limit directors' liability and/or broaden indemnification of directors. Generally, we will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.



C. CORPORATE TRANSACTIONS AND PROXY FIGHTS. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis. However, proposals for mergers or other significant transactions that are friendly and approved by the Research Providers generally will be supported and in those instances will not need to be reviewed by the Proxy Review Committee, where there is no portfolio manager objection and where there is no material conflict of interest. We also analyze proxy contests on a case-by-case basis.

D. CHANGES IN LEGAL AND CAPITAL STRUCTURE. We generally vote in favor of management proposals for technical and administrative changes to a company's charter, articles of association or bylaws. We review non-routine proposals, including reincorporation to a different jurisdiction, on a case-by-case basis.



     1. We generally support the following:



          - Proposals that eliminate other classes of stock and/or eliminate unequal voting rights.



          - Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.



          - Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.



          - Proposals to authorize share repurchase plans.



          - Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.



          - Proposals to effect stock splits.



          - Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.



          - Proposals for higher dividend payouts.



     2. We generally oppose the following (notwithstanding management support):



          - Proposals that add classes of stock that would substantially dilute the voting interests of existing shareholders.



          - Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.



          - Proposals to create "blank check" preferred stock.



          - Proposals relating to changes in capitalization by 100% or more.



E. TAKEOVER DEFENSES AND SHAREHOLDER RIGHTS



     1. Shareholder rights plans: We support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills).



     2. Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.



     3. Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.



     4. Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal:
        (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.



F. AUDITORS. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). Proposals requiring auditors to attend the annual meeting of shareholders will be supported. We generally vote against proposals to indemnify auditors.



G. EXECUTIVE AND DIRECTOR REMUNERATION.



     1. We generally support the following proposals:



          - Proposals relating to director fees, provided the amounts are not excessive relative to other companies in the country or industry.



          - Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.



          - Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage ("run rate") of equity compensation in the recent past; or if there are objectionable plan design and provisions.



          - Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.



     2. Blanket proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported.

     3. Proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its current and past practices.



     4. Proposals to U.S. companies that request disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations generally will not be supported.



     5. We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in option exercises.



     6. Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company's reasons and justifications for a re-pricing, the company's competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.



H. SOCIAL, POLITICAL AND ENVIRONMENTAL ISSUES. We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine whether they will have a financial impact on shareholder value. However, we generally vote against proposals requesting reports that are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We generally oppose proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.



I. FUND OF FUNDS. Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.



III. ADMINISTRATION OF POLICY



     The MSIM Proxy Review Committee (the "Committee") has overall responsibility for creating and implementing the Policy, working with an MSIM staff group (the "Corporate Governance Team"). The Committee, which is appointed by MSIM's Chief Investment Officer of Global Equities ("CIO"), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.



     The Committee Chairperson is the head of the Corporate Governance Team, and is responsible for identifying issues that require Committee deliberation or ratification. The Corporate Governance Team, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The Corporate Governance Team has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance, and to refer other case-by-case decisions to the Proxy Review Committee.



     The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.



A. COMMITTEE PROCEDURES



     The Committee will meet at least monthly to (among other matters) address any outstanding issues relating to the Policy or its implementation. The Corporate Governance Team will timely communicate to ISS MSIM's Policy (and any amendments and/or any additional guidelines or procedures the Committee may adopt).



     The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy.



     Members of the Committee may take into account Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.



B. MATERIAL CONFLICTS OF INTEREST



     In addition to the procedures discussed above, if the Committee determines that an issue raises a material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee").



     The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Chief Compliance Officer or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM's relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the Chairperson. The Special Committee may request the assistance of MSIM's General Counsel or his/her designee who will have sole discretion to cast a vote. In addition to the research provided by

Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.



C. IDENTIFICATION OF MATERIAL CONFLICTS OF INTEREST



     A potential material conflict of interest could exist in the following situations, among others:



     1. The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer.



     2. The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.



     3. Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).



If the Chairperson of the Committee determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the Chairperson will address the issue as follows:



     1. If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.



     2. If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM's Client Proxy Standard.



     3. If the Research Providers' recommendations differ, the Chairperson will refer the matter to the Committee to vote on the proposal. If the Committee determines that an issue raises a material conflict of interest, the Committee will request a Special Committee to review and recommend a course of action, as described above. Notwithstanding the above, the Chairperson of the Committee may request a Special Committee to review a matter at any time as he/she deems necessary to resolve a conflict.



D. PROXY VOTING REPORTING



     The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM Fund, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those Funds at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

     The Corporate Governance Team will timely communicate to applicable portfolio managers and to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.



     MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.



     MSIM's Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund's holdings.



APPENDIX A



     The following procedures apply to accounts managed by Morgan Stanley AIP GP LP ("AIP").



     Generally, AIP will follow the guidelines set forth in Section II of MSIM's Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Liquid Markets investment team and the Private Markets investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.



     In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.



Waiver of Voting Rights


For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the "Fund") that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:



     1. Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a "Designated Person," and collectively, the "Designated Persons"), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person's death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and



     2. Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund's organizational documents; provided, however, that, if the Fund's organizational documents require the consent of the Fund's general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

                      STATEMENT OF ADDITIONAL INFORMATION

                                   VAN KAMPEN
                               SELECT GROWTH FUND


     Van Kampen Select Growth Fund's (the "Fund") investment objective is to seek capital appreciation. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of common stocks and other equity securities of growth companies.



     The Fund is organized as a diversified series of the Van Kampen Equity Trust, an open-end management investment company (the "Trust"). Prior to April 26, 2007, the Fund was classified as a non-diversified series of the Trust.



     This Statement of Additional Information is not a prospectus. Shares of the Fund are subject to two different prospectuses. Class A Shares, Class B Shares and Class C Shares are subject to one prospectus dated July 31, 2007 and Class I Shares are subject to a separate prospectus dated July 31, 2007 (collectively referred to herein as the "Prospectuses" or individually as a "Prospectus"). This Statement of Additional Information should be read in conjunction with a Prospectus of the Fund. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read a Prospectus prior to purchasing shares of the Fund. A Class A Shares, Class B Shares and Class C Shares Prospectus, a Class I Shares Prospectus, the Statement of Additional Information and the Fund's Annual and Semiannual Reports may be obtained without charge from our web site at www.vankampen.com or any of these materials may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza - Suite 100, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 847-2424.


                               TABLE OF CONTENTS


                                                                Page
                                                                ----
General Information.........................................    B-2
Investment Objective, Investment Strategies and Risks.......    B-4
Strategic Transactions......................................    B-7
Investment Restrictions.....................................    B-14
Trustees and Officers.......................................    B-16
Investment Advisory Agreement...............................    B-30
Fund Management.............................................    B-31
Other Agreements............................................    B-34
Distribution and Service....................................    B-35
Transfer Agent..............................................    B-41
Portfolio Transactions and Brokerage Allocation.............    B-41
Shareholder Services........................................    B-43
Redemption of Shares........................................    B-45
Contingent Deferred Sales Charge-Class A....................    B-46
Waiver of Contingent Deferred Sales Charges.................    B-46
Taxation....................................................    B-48
Fund Performance............................................    B-55
Other Information...........................................    B-59
Financial Statements........................................    B-66
Appendix A -- Proxy Voting Policy and Procedures............    A-1



        THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED JULY 31, 2007.


                                                                     SG SAI 7/07

                              GENERAL INFORMATION

     The Trust is an unincorporated statutory trust organized under the laws of the State of Delaware by an Agreement and Declaration of Trust (the "Declaration of Trust") dated May 10, 1995. The Trust was originally organized in 1987 under the name Van Kampen Merritt Equity Trust as a Massachusetts business trust (the "Massachusetts Trust"). The Massachusetts Trust was reorganized into the Trust under the name Van Kampen American Capital Equity Trust on July 31, 1995. The Trust was created for facilitating the Massachusetts Trust reorganization into a Delaware statutory trust. On July 14, 1998, the Trust adopted its current name.

     The Fund was organized as a series of the Trust on January 28, 2000.


     Van Kampen Asset Management (the "Adviser"), Van Kampen Funds Inc. (the "Distributor") and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley. The principal office of each of the Trust, the Fund, the Adviser, the Distributor and Van Kampen Investments is located at 522 Fifth Avenue, New York, New York 10036. The principal office of Investor Services is located at 2800 Post Oak Boulevard, Houston, Texas 77056.


     The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Fund, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.

     The Fund currently offers four classes of shares, designated as Class A Shares, Class B Shares, Class C Shares and Class I Shares. Other classes may be established from time to time in accordance with the provisions of the Declaration of Trust. Each class of shares of the Fund generally is identical in all respects except that each class of shares is subject to its own sales charge schedule and its own distribution and service expenses. Each class of shares also has exclusive voting rights with respect to its distribution and service fees.

     Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution or service fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in a Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

     The Trust does not contemplate holding regular meetings of shareholders to elect trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").

     In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. The liquidation proceeds to holders of classes of shares with higher distribution fees and transfer agency costs are likely to be less than the liquidation proceeds to holders of classes of shares with lower distribution fees and transfer agency costs.

     The trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series outstanding and entitled to vote (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the trustees without approval from each affected shareholder or trustee, as the case may be.

     Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.


     As of July 2, 2007, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares, Class C Shares or Class I Shares of the Fund (no Class I Shares were issued or outstanding as of the date of this Statement of Additional Information), except as follows:



                                                                            APPROXIMATE
                                                                           PERCENTAGE OF
                                                              CLASS        OWNERSHIP ON
NAME AND ADDRESS OF HOLDER                                  OF SHARES      JULY 2, 2007
--------------------------                                  ---------      -------------
Morgan Stanley & Co. .....................................      A               22%
2000 Westchester Avenue                                         B               52%
Purchase, NY 10577                                              C               41%

Edward Jones & Co. .......................................      A               12%
Attn: Mutual Fund Shareholder Accounting
201 Progress Pkwy
Maryland Heights, MO 63043-3009

PFPC Brokerage Services...................................      A               15%
FBO Primerica Financial Services                                B                8%
760 Moore Road
King of Prussia, PA 19406-1212

Citigroup Global Markets Inc..............................      C                9%
Attn: Cindy Tempesta, 7th Floor
333 West 34th Street
New York, NY 10001-2402

             INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RISKS

     The following disclosure supplements the disclosure set forth under the caption "Investment Objective, Principal Investment Strategies and Risks" in a Prospectus and does not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in a Prospectus for a complete presentation of the matters disclosed below.

REPURCHASE AGREEMENTS

     The Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. The Fund may enter into repurchase agreements with broker-dealers, banks and other financial institutions deemed to be creditworthy by the Adviser under guidelines approved by the Fund's Board of Trustees. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, would exceed the Fund's limitation on illiquid securities described herein. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.

     For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an exemptive order from the SEC permitting this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

     Repurchase agreements are fully collateralized by the underlying securities and are considered to be loans under the 1940 Act. The Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. government, its agencies or instrumentalities) may have maturity dates exceeding one year.

ILLIQUID SECURITIES


     The Fund may invest up to 15% of its net assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with procedures approved by the Fund's Board of Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which typically range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief (such as "no action" letters issued by the staff of the SEC interpreting or providing guidance on the 1940 Act or regulations thereunder) from the provisions of the 1940 Act, as amended from time to time.


CONVERTIBLE SECURITIES


     The Fund's investments in convertible securities may include securities with enhanced convertible features or "equity-linked" features. These securities come in many forms and may include features, among others, such as the following: (i) may be issued by the issuer of the underlying equity security on its own securities or securities it holds of another company or be issued by a third party (typically a brokerage firm or other financial entity) on a security of another company, (ii) may convert into equity securities, such as common stock, or may be redeemed for cash or some combination of cash and the linked security at a value based upon the value of the underlying equity security,
(iii) may have various conversion features prior to maturity at the option of the holder or the issuer or both, (iv) may limit the appreciation value with caps or collars of the value of the underlying equity security and (v) may have fixed, variable or no interest payments during the life of the security which reflect the actual or a structured return relative to the underlying dividends of the linked equity security. Generally these securities are designed to give investors enhanced yield opportunities to the equity securities of an issuer, but these securities may involve a limited appreciation potential, downside exposure, or a finite time in which to capture the yield advantage. For example, certain securities may provide a higher current dividend income than the dividend income on the underlying security while capping participation in the capital appreciation of such security. Other securities may involve arrangements with no interest or dividend payments made until maturity of the security or an enhanced principal amount received at maturity based on the yield and value of the underlying equity security during the security's term or at maturity. Besides enhanced yield opportunities, another advantage of using such securities is that they may be used for portfolio management or hedging purposes to reduce the risk of investing in a more volatile underlying equity security. There may be additional types of convertible securities with features not specifically referred to herein in which the Fund may invest consistent with its investment objective and policies.

     Investments in enhanced convertible or equity-linked securities may subject the Fund to additional risks not ordinarily associated with investments in traditional convertible securities. Particularly when such securities are issued by a third party on an underlying linked security of another company, the Fund is subject to risks if the underlying security underperforms or the issuer defaults on the payment of the dividend or the underlying security at maturity. In addition, the trading market for certain securities may be less liquid than for other convertible securities making it difficult for the Fund to dispose of a particular security in a timely manner, and reduced liquidity in the secondary market for any such securities may make it more difficult to obtain market quotations for valuing the Fund's portfolio.

     Up to 5% of the Fund's net assets may be invested in convertible securities that are below investment grade. Debt securities rated below investment grade are commonly known as junk bonds. Although the Fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Fund, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.

WARRANTS

     Warrants are in effect longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Of course, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

SECURITIES OF FOREIGN ISSUERS


     The Fund also may purchase foreign securities in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") or other securities representing underlying shares of foreign companies. These securities may not necessarily be denominated in the same currency as the underlying securities but generally are denominated in the currency of the market in which they are traded. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid by the ADR holders. In addition, less information generally is available for an unsponsored ADR than about a sponsored ADR and financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The Fund may invest in ADRs through both sponsored and unsponsored arrangements. EDRs are receipts issued in Europe by banks or depositaries which evidence similar ownership arrangements.


                             STRATEGIC TRANSACTIONS

     The Fund may, but is not required to, use various investment strategies as described below ("Strategic Transactions") to earn income, to facilitate portfolio management and to mitigate risks. Techniques and instruments may change over time as new instruments and strategies are developed or as regulatory changes occur. Although the Adviser seeks to use such transactions to further the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result. The Fund's activities involving Strategic Transactions may be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company.

SELLING CALL AND PUT OPTIONS

     Purpose. The principal reason for selling options is to obtain, through receipt of premiums, a greater current return than would be realized on the underlying securities alone. Such current return could be expected to fluctuate because premiums earned from an option selling program and dividend or interest income yields on portfolio securities vary as economic and market conditions change. Selling options on portfolio securities is likely to result in a higher portfolio turnover rate.

     Selling Options. The purchaser of a call option pays a premium to the seller (i.e., the writer) for the right to buy the underlying security from the seller at a specified price during a certain period. The Fund would write call options only on a covered basis or for cross-hedging purposes. A call option is covered if, at all times during the option period, the Fund owns or has the right to acquire the securities of the type that it would be obligated to deliver if any outstanding option were exercised. An option is for cross-hedging purposes if it is not covered by the security subject to the option, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire. In such circumstances, the Fund collateralizes the option by segregating cash and/or liquid securities in an amount at least equal to the market value of the underlying security, marked to market daily, while the option is outstanding.

     The purchaser of a put option pays a premium to the seller (i.e., the writer) for the right to sell the underlying security to the writer at a specified price during a certain period. The Fund would sell put options only on a secured basis, which means that, at all times during the option period, the Fund would segregate cash and/or liquid securities in an amount at least equal to the exercise price of the option, or would hold a put on the same underlying security at an equal or greater exercise price.

     Closing Purchase Transactions and Offsetting Transactions. To terminate its position as a writer of a call or put option, the Fund could enter into a "closing purchase transaction," which is the purchase of a call (put) on the same underlying security and having the same exercise price and expiration date as the call (put) previously sold by the Fund. The Fund would realize a gain
(loss) if the premium plus commission paid in the closing purchase transaction is lesser (greater) than the premium it received on the sale of the option. The Fund would also realize a gain if an option it has written lapses unexercised.

     The Fund could sell options that are listed on an exchange as well as options which are privately negotiated in over-the-counter transactions. The Fund could close out its position as a seller of an option only if a liquid secondary market exists for options of that series, but there is no assurance that such a market will exist, particularly in the case of over-the-counter options, since they can be closed out only with the other party to the transaction. Alternatively, the Fund could purchase an offsetting option, which would not close out its position as a seller, but would provide an asset of equal value to its obligation under the option sold. If the Fund is not able to enter into a closing purchase transaction or to purchase an offsetting option with respect to an option it has sold, it will be required to maintain the securities subject to the call or the collateral securing the option until a closing purchase transaction can be entered into (or the option is exercised or expires) even though it might not be advantageous to do so.

     Risks of Writing Options. By selling a call option, the Fund loses the potential for gain on the underlying security above the exercise price while the option is outstanding; by selling a put option the Fund might become obligated to purchase the underlying security at an exercise price that exceeds the then current market price.

PURCHASING CALL AND PUT OPTIONS

     The Fund could purchase call options to protect against anticipated increases in the prices of securities it wishes to acquire. Alternatively, call options could be purchased for capital appreciation. Since the premium paid for a call option is typically a small fraction of the price of the underlying security, a given amount of funds will purchase call options covering a much larger quantity of such security than could be purchased directly. By purchasing call options, the Fund could benefit from any significant increase in the price of the underlying security to a greater extent than had it invested the same amount in the security directly. However, because of the very high volatility of option premiums, the

Fund would bear a significant risk of losing the entire premium if the price of the underlying security did not rise sufficiently, or if it did not do so before the option expired.

     Put options may be purchased to protect against anticipated declines in the market value of either specific portfolio securities or of the Fund's assets generally. Alternatively, put options may be purchased for capital appreciation in anticipation of a price decline in the underlying security and a corresponding increase in the value of the put option. The purchase of put options for capital appreciation involves the same significant risk of loss as described above for call options.

     In any case, the purchase of options for capital appreciation would increase the Fund's volatility by increasing the impact of changes in the market price of the underlying securities on the Fund's net asset value.

OPTIONS ON STOCK INDICES

     Options on stock indices are similar to options on stock, but the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive an amount of cash which amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

     Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower index such as the Standard & Poor's 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. A stock index fluctuates with changes in the market values of the stocks included in the index. Options are currently traded on several exchanges.

     Gain or loss to the Fund on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities. As with stock options, the Fund may offset its position in stock index options prior to expiration by entering into a closing transaction or it may let the option expire unexercised.

FUTURES CONTRACTS

     The Fund may engage in transactions involving futures contracts and options on futures contracts in accordance with the rules and interpretations of the Commodity Futures Trading Commission under which the Fund would be exempt from registration as a "commodity pool."

     An index futures contract is an agreement pursuant to which a party agrees to take or make delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the index value at a specified time and the price at which the futures contract originally was struck. No physical delivery of the underlying securities in the index is made.

     Currently, securities index futures contracts can be purchased with respect to several indices on various exchanges. Differences in the securities included in the indices may result in differences in correlation of the futures contracts with movements in the value of the securities being hedged.

     The Fund also may invest in foreign securities index futures contracts traded outside the United States which involve additional risks including fluctuations in foreign exchange rates, foreign currency exchange controls, political and economic instability, differences in financial reporting and securities regulation and trading and foreign taxation issues.

     Initial and Variation Margin. In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale of a futures contract. Initially, the Fund is required to deposit an amount of cash and/or liquid securities equal to a percentage (which will normally range between 1% and 10%) of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act or with its custodian in an account in the broker's name. This amount is known as initial margin. The nature of initial margin in futures contract transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract and satisfaction of its contractual obligations. Subsequent payments to and from the initial margin account, called variation margin, are made on a daily basis as the price of the underlying securities or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to market.

     For example, when the Fund purchases a futures contract and the price of the underlying security or index rises, that position increases in value, and the Fund receives a variation margin payment equal to that increase in value. Conversely, where the Fund purchases a futures contract and the value of the underlying security or index declines, the position is less valuable, and the Fund is required to make a variation margin payment.

     At any time prior to expiration of the futures contract, the Fund may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

     Futures Contract Strategies. When the Fund anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when the Fund is otherwise fully invested ("anticipatory hedge"). Such purchase of a futures contract would serve as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The Fund may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Fund's securities ("defensive hedge"). To the extent that the Fund's portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts would substantially reduce the risk to the Fund of a market decline and, by so doing, provides an alternative to the liquidation of securities positions in the Fund.

Ordinarily transaction costs associated with futures contract transactions are lower than transaction costs that would be incurred in the purchase and sale of the underlying securities.

     Special Risks Associated with Futures Contract Transactions. There are several risks connected with the use of futures contracts. These include the risk of imperfect correlation between movements in the price of the futures contracts and of the underlying securities or index; the risk of market distortion; the illiquidity risk; and the risk of error in anticipating price movement.

     There may be an imperfect correlation (or no correlation) between movements in the price of the futures contracts and of the securities being hedged. The risk of imperfect correlation increases as the composition of the securities being hedged diverges from the securities upon which the futures contract is based. If the price of the futures contract moves less than the price of the securities being hedged, the hedge will not be fully effective. To compensate for the imperfect correlation, the Fund could buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is greater than the historical volatility of the securities underlying the futures contract. Conversely, the Fund could buy or sell futures contracts in a lesser dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is less than the historical volatility of the securities underlying the futures contracts. It is also possible that the value of futures contracts held by the Fund could decline at the same time as portfolio securities being hedged; if this occurred, the Fund would lose money on the futures contract in addition to suffering a decline in value in the portfolio securities being hedged.

     There is also the risk that the price of futures contracts may not correlate perfectly with movements in the securities or index underlying the futures contract due to certain market distortions. First, all participants in the futures contract market are subject to margin depository and maintenance requirements. Rather than meet additional margin depository requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the futures contract market and the securities or index underlying the futures contract. Second, from the point of view of speculators, the deposit requirements in the futures contract market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures contract markets may cause temporary price distortions. Due to the possibility of price distortion in the futures contract markets and because of the imperfect correlation between movements in futures contracts and movements in the securities underlying them, a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction.

     There is also the risk that futures contract markets may not be sufficiently liquid. Futures contracts may be closed out only on an exchange or board of trade that provides a market for such futures contracts. Although the Fund intends to purchase or sell futures contracts only on exchanges and boards of trade where there appears to be an active secondary market, there can be no assurance that an active secondary market will exist for any particular contract or at any particular time. In the event of such illiquidity, it might not be possible to close a futures contract position and, in the event of adverse price movement, the Fund would continue to be required to make daily payments of variation margin. Since the securities being hedged would not be sold until the related futures contract is sold, an increase, if any, in the price of the securities may to some extent offset losses on the related futures contract. In such event, the Fund would lose the benefit of the appreciation in value of the securities.

     Successful use of futures contracts is also subject to the Adviser's ability to correctly predict the direction of movements in the market. For example, if the Fund hedges against a decline in the market, and market prices instead advance, the Fund will lose part or all of the benefit of the increase in value of its securities holdings because it will have offsetting losses in futures contracts. In such cases, if the Fund has insufficient cash, it may have to sell portfolio securities at a time when it is disadvantageous to do so to meet the daily variation margin.

     Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most U.S. futures contract exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices would move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures contract positions and subjecting some futures contract traders to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

     The Fund will not enter into futures contracts or options transactions (except for closing transactions) other than for bona fide hedging purposes if, immediately thereafter, the sum of its initial margin and premiums on open futures contracts and options exceed 5% of the fair market value of the Fund's assets; however, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. To prevent leverage in connection with the purchase of futures contracts by the Fund, the Fund will segregate cash and/or liquid securities in an amount at least equal to the market value of the obligation under the futures contracts (less any related margin deposits).

OPTIONS ON FUTURES CONTRACTS

     The Fund could also purchase and write options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option period. As a writer of an option on a futures contract, the Fund would be subject to initial margin and maintenance requirements similar to those applicable to futures contracts. In addition, net option premiums received by the Fund are required to be included as initial margin deposits. When an option on a futures contract is exercised, delivery of the futures contracts position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The Fund could purchase put options on futures contracts in lieu of, and for the same purposes as, the sale of a futures contract; at the same time, it could write put options at a lower strike price (a "put bear spread") to offset part of the cost of the strategy to the Fund. The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contracts.

     Risks of Transactions in Options on Futures Contracts. In addition to the risks described above which apply to all options transactions, there are several special risks relating to options on futures contracts. The Adviser will not purchase options on futures contracts on any exchange unless in the Adviser's opinion, a liquid secondary exchange market for such options exists. Compared to the use of futures contracts, the purchase of options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances, such as when there is no movement in the price of the underlying security or index, when the use of an option on a futures contract would result in a loss to the Fund when the use of a futures contract would not.

ADDITIONAL RISKS OF OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Option positions of all investment companies advised by the Adviser are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, futures contracts or options on futures contracts, the Fund could experience delays or losses in liquidating open positions purchased or incur a loss of all or part of its margin deposits. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Adviser.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

     Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash and/or liquid securities to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, the Fund must segregate cash and/or liquid securities in an amount at least equal to the current amount of the obligation. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate. In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and/or liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Strategic Transactions may be covered by other means when consistent with applicable regulatory policies.

                            INVESTMENT RESTRICTIONS


     The Fund has adopted the following fundamental investment restrictions which may not be changed without shareholder approval by the vote of a majority of its outstanding voting securities, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund's voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitations on illiquid securities and borrowings, the percentage limitations apply at the time of purchase and on an ongoing basis. These restrictions provide that the Fund shall not:


     1. Issue senior securities nor borrow money, except the Fund may issue senior securities or borrow money to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

     2. Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

     3. Invest in any security if, as a result, 25% or more of the value of the Fund's total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except (a) excluding securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or securities of state and municipal governments or their political subdivisions, (b) when the Fund has taken a temporary defensive position, or (c) as otherwise provided by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

     4. Purchase or sell real estate except that the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (f) as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

     5. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and options on futures contracts, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

     6. Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.


     The latter part of certain of the Fund's fundamental investment restrictions (i.e., the references to "as may otherwise be permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or
(iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time") provide the Fund with flexibility to change its limitations in connection with changes in applicable law, rules, regulations or exemptive relief. The language used in these restrictions provides the necessary flexibility to allow the Fund's Board to respond efficiently to these kinds of developments without the delay and expense of a shareholder meeting.


NON-FUNDAMENTAL POLICIES

     The Fund has adopted the following operating policies, which may be amended by its Board of Trustees. The Fund shall not:


     1. Invest in other investment companies in reliance on Section 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the 1940 Act.



     2. Borrow money except for temporary purposes and then in an amount not in excess of 5% of the value of the total assets of the Fund at the time the borrowing is made.

                             TRUSTEES AND OFFICERS



     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.



                              INDEPENDENT TRUSTEES



                                                                                          NUMBER OF
                                               TERM OF                                     FUNDS IN
                                              OFFICE AND                                     FUND
                                 POSITION(S)  LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)          OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS             BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (62)               Trustee          +       Chairman and Chief Executive        72       Trustee/Director/
Blistex Inc.                                              Officer of Blistex Inc., a                   Managing General
1800 Swift Drive                                          consumer health care products                Partner of funds in
Oak Brook, IL 60523                                       manufacturer.                                the Fund Complex.
                                                                                                       Director of the
                                                                                                       Heartland Alliance, a
                                                                                                       nonprofit
                                                                                                       organization serving
                                                                                                       human needs based in
                                                                                                       Chicago. Board member
                                                                                                       of the Illinois
                                                                                                       Manufacturers'
                                                                                                       Association.

Jerry D. Choate (68)             Trustee          +       Prior to January 1999,              72       Trustee/Director/
33971 Selva Road                                          Chairman and Chief Executive                 Managing General
Suite 130                                                 Officer of the Allstate                      Partner of funds in
Dana Point, CA 92629                                      Corporation ("Allstate") and                 the Fund Complex.
                                                          Allstate Insurance Company.                  Director of H&R
                                                          Prior to January 1995,                       Block, Amgen Inc., a
                                                          President and Chief Executive                biotechnological
                                                          Officer of Allstate. Prior to                company, and Valero
                                                          August 1994, various                         Energy Corporation,
                                                          management positions at                      an independent
                                                          Allstate.                                    refining company.


                                                                                          NUMBER OF
                                               TERM OF                                     FUNDS IN
                                              OFFICE AND                                     FUND
                                 POSITION(S)  LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)          OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS             BY TRUSTEE   HELD BY TRUSTEE
Rod Dammeyer (66)                Trustee          +       President of CAC, L.L.C., a         72       Trustee/Director/
CAC, L.L.C.                                               private company offering                     Managing General
4350 LaJolla Village Drive                                capital investment and                       Partner of funds in
Suite 980                                                 management advisory services.                the Fund Complex.
San Diego, CA 92122-6223                                                                               Director of Quidel
                                                                                                       Corporation,
                                                                                                       Stericycle, Inc., and
                                                                                                       Ventana Medical
                                                                                                       Systems, Inc. and
                                                                                                       Trustee of The
                                                                                                       Scripps Research
                                                                                                       Institute. Prior to
                                                                                                       April 2007, Director
                                                                                                       of GATX Corporation.
                                                                                                       Prior to April 2004,
                                                                                                       Director of
                                                                                                       TheraSense, Inc.
                                                                                                       Prior to January
                                                                                                       2004, Director of
                                                                                                       TeleTech Holdings
                                                                                                       Inc. and Arris Group,
                                                                                                       Inc.

Linda Hutton Heagy++ (59)        Trustee          +       Managing Partner of Heidrick &      72       Trustee/Director/
Heidrick & Struggles                                      Struggles, an international                  Managing General
233 South Wacker Drive                                    executive search firm. Prior                 Partner of funds in
Suite 7000                                                to 1997, Partner of Ray &                    the Fund Complex.
Chicago, IL 60606                                         Berndtson, Inc., an executive                Trustee on the
                                                          recruiting firm. Prior to                    University of Chicago
                                                          1995, Executive Vice President               Hospitals Board, Vice
                                                          of ABN AMRO, N.A., a bank                    Chair of the Board of
                                                          holding company. Prior to                    the YMCA of
                                                          1990, Executive Vice President               Metropolitan Chicago
                                                          of The Exchange National Bank.               and a member of the
                                                                                                       Women's Board of the
                                                                                                       University of
                                                                                                       Chicago.

R. Craig Kennedy (55)            Trustee          +       Director and President of the       72       Trustee/Director/
1744 R Street, NW                                         German Marshall Fund of the                  Managing General
Washington, DC 20009                                      United States, an independent                Partner of funds in
                                                          U.S. foundation created to                   the Fund Complex.
                                                          deepen understanding, promote
                                                          collaboration and stimulate
                                                          exchanges of practical
                                                          experience between Americans
                                                          and Europeans. Formerly,
                                                          advisor to the Dennis Trading
                                                          Group Inc., a managed futures
                                                          and option company that
                                                          invests money for individuals
                                                          and institutions. Prior to
                                                          1992, President and Chief
                                                          Executive Officer, Director
                                                          and member of the Investment
                                                          Committee of the Joyce
                                                          Foundation, a private
                                                          foundation.

                                                                                          NUMBER OF
                                               TERM OF                                     FUNDS IN
                                              OFFICE AND                                     FUND
                                 POSITION(S)  LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)          OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS             BY TRUSTEE   HELD BY TRUSTEE

Howard J Kerr (71)               Trustee          +       Prior to 1998, President and        72       Trustee/Director/
14 Huron Trace                                            Chief Executive Officer of                   Managing General
Galena, IL 61036                                          Pocklington Corporation, Inc.,               Partner of funds in
                                                          an investment holding company.               the Fund Complex.
                                                                                                       Director of the Lake
                                                                                                       Forest Bank & Trust.
                                                                                                       Director of the
                                                                                                       Marrow Foundation.

Jack E. Nelson (71)              Trustee          +       President of Nelson Investment      72       Trustee/Director/
423 Country Club Drive                                    Planning Services, Inc., a                   Managing General
Winter Park, FL 32789                                     financial planning company and               Partner of funds in
                                                          registered investment adviser                the Fund Complex.
                                                          in the State of Florida.
                                                          President of Nelson Ivest
                                                          Brokerage Services Inc., a
                                                          member of the NASD, Securities
                                                          Investors Protection Corp. and
                                                          the Municipal Securities
                                                          Rulemaking Board. President of
                                                          Nelson Sales and Services
                                                          Corporation, a marketing and
                                                          services company to support
                                                          affiliated companies.

Hugo F. Sonnenschein (66)        Trustee          +       President Emeritus and              72       Trustee/Director/
1126 E. 59th Street                                       Honorary Trustee of the                      Managing General
Chicago, IL 60637                                         University of Chicago and the                Partner of funds in
                                                          Adam Smith Distinguished                     the Fund Complex.
                                                          Service Professor in the                     Trustee of the
                                                          Department of Economics at the               University of
                                                          University of Chicago. Prior                 Rochester and a
                                                          to July 2000, President of the               member of its
                                                          University of Chicago.                       investment committee.
                                                                                                       Member of the
                                                                                                       National Academy of
                                                                                                       Sciences, the
                                                                                                       American
                                                                                                       Philosophical Society
                                                                                                       and a fellow of the
                                                                                                       American Academy of
                                                                                                       Arts and Sciences.

                                                                                          NUMBER OF
                                               TERM OF                                     FUNDS IN
                                              OFFICE AND                                     FUND
                                 POSITION(S)  LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)          OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS             BY TRUSTEE   HELD BY TRUSTEE

Suzanne H. Woolsey, Ph.D. (65)   Trustee          +       Chief Communications Officer        72       Trustee/Director/
815 Cumberstone Road                                      of the National Academy of                   Managing General
Harwood, MD 20776                                         Sciences/National Research                   Partner of funds in
                                                          Council, an independent,                     the Fund Complex.
                                                          federally chartered policy                   Director of Fluor
                                                          institution, from 2001 to                    Corp., an
                                                          November 2003 and Chief                      engineering,
                                                          Operating Officer from 1993 to               procurement and
                                                          2001. Prior to 1993, Executive               construction
                                                          Director of the Commission on                organization, since
                                                          Behavioral and Social Sciences               January 2004.
                                                          and Education at the National                Director of
                                                          Academy of Sciences/National                 Intelligent Medical
                                                          Research Council. From 1980                  Devices, Inc., a
                                                          through 1989, Partner of                     symptom based
                                                          Coopers & Lybrand.                           diagnostic tool for
                                                                                                       physicians and
                                                                                                       clinical labs.
                                                                                                       Director of the
                                                                                                       Institute for Defense
                                                                                                       Analyses, a federally
                                                                                                       funded research and
                                                                                                       development center,
                                                                                                       Director of the
                                                                                                       German Marshall Fund
                                                                                                       of the United States,
                                                                                                       Director of the Rocky
                                                                                                       Mountain Institute
                                                                                                       and Trustee of
                                                                                                       California Institute
                                                                                                       of Technology and the
                                                                                                       Colorado College.



                              INTERESTED TRUSTEE*



                                                                                           NUMBER OF
                                            TERM OF                                         FUNDS IN
                                           OFFICE AND                                         FUND
                              POSITION(S)  LENGTH OF                                        COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)              OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS                 BY TRUSTEE   HELD BY TRUSTEE
Wayne W. Whalen* (67)         Trustee          +       Partner in the law firm of              72       Trustee/Director/
333 West Wacker Drive                                  Skadden, Arps, Slate, Meagher &                  Managing General
Chicago, IL 60606                                      Flom LLP, legal counsel to funds                 Partner of funds in
                                                       in the Fund Complex.                             the Fund Complex.
                                                                                                        Director of the
                                                                                                        Abraham Lincoln
                                                                                                        Presidential Library
                                                                                                        Foundation.


------------------------------------


+ See Table D below.



++ As indicated above, Ms. Heagy is an employee of Heidrick and Struggles, an international executive search firm ("Heidrick"). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been unrelated to Van Kampen's or Morgan Stanley's asset management businesses and have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley. Ms. Heagy does own common shares of Heidrick (representing less than 1% of Heidrick's outstanding common shares).



* Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

                                    OFFICERS



                                                     TERM OF
                                                    OFFICE AND
                                   POSITION(S)      LENGTH OF
NAME, AGE AND                       HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND           SERVED    DURING PAST 5 YEARS

Ronald E. Robison (68)          President and          +++      President of funds in the Fund Complex since September 2005
522 Fifth Avenue                Principal                       and Principal Executive Officer of funds in the Fund Complex
New York, NY 10036              Executive                       since May 2003. Managing Director of Van Kampen Advisors
                                Officer                         Inc. since June 2003. Director of Investor Services since
                                                                September 2002. Director of the Adviser, Van Kampen
                                                                Investments and Van Kampen Exchange Corp. since January
                                                                2005. Managing Director of Morgan Stanley and Morgan Stanley
                                                                & Co. Incorporated. Managing Director and Director of Morgan
                                                                Stanley Investment Management Inc. Chief Administrative
                                                                Officer, Managing Director and Director of Morgan Stanley
                                                                Investment Advisors Inc. and Morgan Stanley Services Company
                                                                Inc. Managing Director and Director of Morgan Stanley
                                                                Distributors Inc. and Morgan Stanley Distribution Inc. Chief
                                                                Executive Officer and Director of Morgan Stanley Trust.
                                                                Executive Vice President and Principal Executive Officer of
                                                                the Institutional and Retail Morgan Stanley Funds. Director
                                                                of Morgan Stanley SICAV. Previously, Chief Global Operations
                                                                Officer of Morgan Stanley Investment Management Inc. and
                                                                Executive Vice President of funds in the Fund Complex from
                                                                May 2003 to September 2005.

Dennis Shea (54)                Vice President         +++      Managing Director of Morgan Stanley Investment Advisors
522 Fifth Avenue                                                Inc., Morgan Stanley Investment Management Inc., the Adviser
New York, NY 10036                                              and Van Kampen Advisors Inc. Chief Investment
                                                                Officer--Global Equity of the same entities since February
                                                                2006. Vice President of Morgan Stanley Institutional and
                                                                Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006. Previously, Managing
                                                                Director and Director of Global Equity Research at Morgan
                                                                Stanley from April 2000 to February 2006.

J. David Germany (52)           Vice President         +++      Managing Director of Morgan Stanley Investment Advisors
20 Bank Street,                                                 Inc., Morgan Stanley Investment Management Inc., the Adviser
Canary Wharf                                                    and Van Kampen Advisors Inc. Chief Investment
London, GBR E14 4AD                                             Officer--Global Fixed Income of the same entities since
                                                                December 2005. Managing Director and Director of Morgan
                                                                Stanley Investment Management Ltd. Director of Morgan
                                                                Stanley Investment Management (ACD) Limited since December
                                                                2003. Vice President of Morgan Stanley Institutional and
                                                                Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006.

Amy R. Doberman (45)            Vice President         +++      Managing Director and General Counsel--U.S. Investment
522 Fifth Avenue                                                Management; Managing Director of Morgan Stanley Investment
New York, NY 10036                                              Management Inc., Morgan Stanley Investment Advisors Inc. and
                                                                the Adviser. Vice President of the Morgan Stanley
                                                                Institutional and Retail Funds since July 2004 and Vice
                                                                President of funds in the Fund Complex since August 2004.
                                                                Previously, Managing Director and General Counsel of
                                                                Americas, UBS Global Asset Management from July 2000 to July
                                                                2004 and General Counsel of Aeltus Investment Management,
                                                                Inc. from January 1997 to July 2000.

Stefanie V. Chang (40)          Vice President         +++      Executive Director of Morgan Stanley Investment Management
522 Fifth Avenue                and Secretary                   Inc. Vice President and Secretary of funds in the Fund
New York, NY 10036                                              Complex.

John L. Sullivan (51)           Chief Compliance       +++      Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza - Suite 100    Officer                         August 2004. Prior to August 2004, Director and Managing
P.O. Box 5555                                                   Director of Van Kampen Investments, the Adviser, Van Kampen
Oakbrook Terrace, IL 60181                                      Advisors Inc. and certain other subsidiaries of Van Kampen
                                                                Investments, Vice President, Chief Financial Officer and
                                                                Treasurer of funds in the Fund Complex and head of Fund
                                                                Accounting for Morgan Stanley Investment Management Inc.
                                                                Prior to December 2002, Executive Director of Van Kampen
                                                                Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (45)          Chief Financial        +++      Executive Director of Morgan Stanley Investment Management
1 Parkview Plaza - Suite 100    Officer and                     Inc. since June 2007. Chief Financial Officer and Treasurer
P.O. Box 5555                   Treasurer                       of funds in the Fund Complex since June 2007. Prior to June
Oakbrook Terrace, IL 60181                                      2007, Senior Vice President of Northern Trust Company,
                                                                Treasurer and Principal Financial Officer of Northern Trust
                                                                U.S. mutual fund complex.


------------------------------------


+++ See Table E below.

COMPENSATION

     Each trustee/director/managing general partner (hereinafter referred to in this section as "trustee") who is not an affiliated person (as defined in the 1940 Act) of Van Kampen Investments, the Adviser or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to funds in the Fund Complex. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a deferred compensation plan to its Non-Affiliated Trustees that allows such trustees to defer receipt of their compensation until retirement and earn a return on such deferred amounts. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund. Deferring compensation has the same economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met. Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from the Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit per year for each of the 10 years following such retirement from the Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from the Fund.

     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE


                                                                Fund Complex
                                                ---------------------------------------------
                                                                 Aggregate
                                                 Aggregate       Estimated
                                                Pension or        Maximum           Total
                                                Retirement        Annual        Compensation
                                 Aggregate       Benefits      Benefits from       before
                                Compensation    Accrued as       the Fund       Deferral from
                                  from the        Part of      Complex Upon         Fund
             Name                 Trust(1)      Expenses(2)    Retirement(3)     Complex(4)
             ----               ------------    -----------    -------------    -------------
INDEPENDENT TRUSTEES
David C. Arch                     $17,577        $ 35,373        $105,000         $259,418
Jerry D. Choate                    17,602          80,600         105,000          254,394
Rod Dammeyer                       17,577          64,051         105,000          259,418
Linda Hutton Heagy                 17,602          25,769         105,000          254,394
R. Craig Kennedy                   17,602          18,372         105,000          254,394
Howard J Kerr                      17,577         140,735         143,750          259,418
Jack E. Nelson                     15,770          92,953         105,000          238,523
Hugo F. Sonnenschein               17,577          64,671         105,000          259,418
Suzanne H. Woolsey                 17,602          57,060         105,000          254,394
INTERESTED TRUSTEE
Wayne W. Whalen                    17,577          67,997         105,000          259,418


------------------------------------


(1) The amounts shown in this column represent the aggregate compensation before deferral from all operating series of the Trust during the fiscal year ended March 31, 2007. The details of aggregate compensation before deferral for each operating series of the Trust during the fiscal year ended March 31, 2007 are shown in Table A below. The details of compensation deferred for each operating series of the Trust during the fiscal year ended March 31, 2007 are shown in Table B below. The details of cumulative deferred compensation (including interest) for each operating series of the Trust as of March 31, 2007 are shown in Table C below. The deferred compensation plan is described above the Compensation Table.



(2) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating funds in the Fund Complex for each of the trustees for the funds' respective fiscal years ended in 2006. The retirement plan is described above the Compensation Table.

(3) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex as of the date of this Statement of Additional Information for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The retirement plan is described above the Compensation Table. Each trustee has served as a member of the Board of Trustees since the year set forth in Table D below.



(4) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2006 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.


                                    TABLE A

                  FISCAL YEAR 2007 AGGREGATE COMPENSATION FROM

                           THE TRUST AND EACH SERIES


                                                                       INDEPENDENT TRUSTEES
                                     FISCAL    --------------------------------------------------------------------
             FUND NAME              YEAR-END    ARCH     CHOATE    DAMMEYER    HEAGY    KENNEDY    KERR     NELSON
             ---------              --------    ----     ------    --------    -----    -------    ----     ------
Aggressive Growth Fund.............   3/31     $ 3,084   $ 3,087   $ 3,084    $ 3,087   $3,087    $ 3,084   $ 2,858
Asset Allocation Conservative
 Fund..............................   3/31         469       469       469        469      469        469       469
Asset Allocation Moderate Fund.....   3/31         471       471       471        471      471        471       471
Asset Allocation Growth Fund.......   3/31         471       471       471        471      471        471       471
Core Equity Fund*..................   3/31           0         0         0          0        0          0         0
Disciplined Small Cap Value Fund...   3/31           0         0         0          0        0          0         0
Leaders Fund.......................   3/31       1,570     1,572     1,570      1,572    1,572      1,570     1,343
Mid Cap Growth Fund................   3/31       2,938     2,942     2,938      2,942    2,942      2,938     2,713
Select Growth Fund.................   3/31       1,528     1,531     1,528      1,531    1,531      1,528     1,302
Small Cap Growth Fund..............   3/31       1,814     1,817     1,814      1,817    1,817      1,814     1,588
Small Cap Value Fund...............   3/31       1,867     1,870     1,867      1,870    1,870      1,867     1,641
Small Company Growth Fund*.........   3/31           0         0         0          0        0          0         0
Utility Fund.......................   3/31       1,577     1,581     1,577      1,581    1,581      1,577     1,352
Value Opportunities Fund...........   3/31       1,788     1,791     1,788      1,791    1,791      1,788     1,562
                                               -------   -------   --------   -------   -------   -------   -------
 Equity Trust Total................            $17,577   $17,602   $17,577    $17,602   $17,602   $17,577   $15,770
                                               =======   =======   =======    =======   =======   =======   =======

                                                              INTERESTED
                                      INDEPENDENT TRUSTEES     TRUSTEE
                                     ----------------------   ----------
             FUND NAME               SONNENSCHEIN   WOOLSEY     WHALEN
             ---------               ------------   -------     ------
Aggressive Growth Fund.............    $ 3,084      $3,087     $ 3,084
Asset Allocation Conservative
 Fund..............................        469         469         469
Asset Allocation Moderate Fund.....        471         471         471
Asset Allocation Growth Fund.......        471         471         471
Core Equity Fund*..................          0           0           0
Disciplined Small Cap Value Fund...          0           0           0
Leaders Fund.......................      1,570       1,572       1,570
Mid Cap Growth Fund................      2,938       2,942       2,938
Select Growth Fund.................      1,528       1,531       1,528
Small Cap Growth Fund..............      1,814       1,817       1,814
Small Cap Value Fund...............      1,867       1,870       1,867
Small Company Growth Fund*.........          0           0           0
Utility Fund.......................      1,577       1,581       1,577
Value Opportunities Fund...........      1,788       1,791       1,788
                                     ------------   -------   ----------
 Equity Trust Total................    $17,577      $17,602    $17,577
                                       =======      =======    =======


------------------------------------


* Had not commenced investment operations as of March 31, 2007.

                                    TABLE B


             FISCAL YEAR 2007 AGGREGATE COMPENSATION DEFERRED FROM

                           THE TRUST AND EACH SERIES


                                                                                                                     INTERESTED
                                                                         INDEPENDENT TRUSTEES                         TRUSTEE
                                          FISCAL    --------------------------------------------------------------   ----------
               FUND NAME                 YEAR-END   CHOATE    DAMMEYER    HEAGY    KENNEDY   NELSON    SONNENCHEIN     WHALEN
               ---------                 --------   ------    --------    -----    -------   ------    -----------     ------
Aggressive Growth Fund.................    3/31     $ 3,087   $ 3,084    $ 3,087   $1,544    $ 2,858     $ 3,084      $ 3,084
Asset Allocation Conservative Fund.....    3/31         469       469        469      235        469         469          469
Asset Allocation Moderate Fund.........    3/31         471       471        471      236        471         471          471
Asset Allocation Growth Fund...........    3/31         471       471        471      236        471         471          471
Core Equity Fund*......................    3/31           0         0          0        0          0           0            0
Disciplined Small Cap Value Fund.......    3/31           0         0          0        0          0           0            0
Leaders Fund...........................    3/31       1,572     1,570      1,572      786      1,343       1,570        1,570
Mid Cap Growth Fund....................    3/31       2,942     2,938      2,942    1,471      2,713       2,938        2,938
Select Growth Fund.....................    3/31       1,531     1,528      1,531      766      1,302       1,528        1,528
Small Cap Growth Fund..................    3/31       1,817     1,814      1,817      909      1,588       1,814        1,814
Small Cap Value Fund...................    3/31       1,870     1,867      1,870      935      1,641       1,867        1,867
Small Company Growth Fund*.............    3/31           0         0          0        0          0           0            0
Utility Fund...........................    3/31       1,581     1,577      1,581      791      1,352       1,577        1,577
Value Opportunities Fund...............    3/31       1,791     1,788      1,791      896      1,562       1,788        1,788
                                                    -------   -------    -------   ------    -------     -------      -------
  Equity Trust Total...................             $17,602   $17,577    $17,602   $8,805    $15,770     $17,577      $17,577
                                                    =======   =======    =======   ======    =======     =======      =======


------------------------------------


* Had not commenced investment operations as of March 31, 2007.


                                    TABLE C

                        CUMULATIVE COMPENSATION DEFERRED
                 (PLUS INTEREST) FROM THE TRUST AND EACH SERIES


                                                                                CURRENT INDEPENDENT TRUSTEES
                                                   FISCAL    -------------------------------------------------------------------
                   FUND NAME                      YEAR-END    CHOATE    DAMMEYER    HEAGY     KENNEDY     NELSON    SONNENSCHEIN
                   ---------                      --------    ------    --------    -----     -------     ------    ------------
Aggressive Growth Fund..........................    3/31     $ 24,128   $ 9,767    $ 28,830   $12,403    $ 38,744     $11,302
Asset Allocation Conservative Fund..............    3/31          477       474         480       242         475         482
Asset Allocation Moderate Fund..................    3/31          479       476         482       243         477         484
Asset Allocation Growth Fund....................    3/31          479       476         482       243         477         484
Core Equity Fund*...............................    3/31            0         0           0         0           0           0
Disciplined Small Cap Value Fund................    3/31            0         0           0         0           0           0
Leaders Fund....................................    3/31        1,684     1,669       1,722       866       1,428       1,728
Mid Cap Growth Fund.............................    3/31       21,907     8,822      24,729    11,616      34,144      10,479
Select Growth Fund..............................    3/31       12,766     5,641      12,711     3,723      12,654       6,667
Small Cap Growth Fund...........................    3/31       10,201     5,602      10,323     2,611      10,216       6,565
Small Cap Value Fund............................    3/31       12,903     6,154      12,505     3,677      12,678       7,214
Small Company Growth Fund*......................    3/31            0         0           0         0           0           0
Utility Fund....................................    3/31       12,626     5,473      18,504    22,891      48,242       6,452
Value Opportunities Fund........................    3/31        9,313     5,588       9,501     2,014       9,370       6,549
                                                             --------   -------    --------   -------    --------     -------
 Equity Trust Total.............................             $106,963   $50,142    $120,269   $60,529    $168,905     $58,406
                                                             ========   =======    ========   =======    ========     =======

                                                                                 CURRENT
                                                            FORMER              INTERESTED
                                                     INDEPENDENT TRUSTEES        TRUSTEE
                                                  ---------------------------   ----------
                   FUND NAME                      BRANAGAN    REES     SISTO      WHALEN
                   ---------                      --------    ----     -----      ------
Aggressive Growth Fund..........................  $11,949    $    0   $ 3,945    $ 33,902
Asset Allocation Conservative Fund..............        0         0         0         477
Asset Allocation Moderate Fund..................        0         0         0         479
Asset Allocation Growth Fund....................        0         0         0         479
Core Equity Fund*...............................        0         0         0           0
Disciplined Small Cap Value Fund................        0         0         0           0
Leaders Fund....................................        0         0         0       1,689
Mid Cap Growth Fund.............................    9,648       226     3,173      29,798
Select Growth Fund..............................    2,628         0       222      13,084
Small Cap Growth Fund...........................    1,474         0         0      10,630
Small Cap Value Fund............................    2,582         0       530      13,012
Small Company Growth Fund*......................        0         0         0           0
Utility Fund....................................    7,996     1,979     4,199      30,239
Value Opportunities Fund........................    1,057         0         0       9,787
                                                  -------    ------   -------    --------
 Equity Trust Total.............................  $37,334    $2,205   $12,069    $143,576
                                                  =======    ======   =======    ========


------------------------------------


* Had not commenced investment operations as of March 31, 2007.

                                    TABLE D

          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST


                                                                                                                       INTERESTED
                                                                INDEPENDENT TRUSTEES                                    TRUSTEE
                                 -----------------------------------------------------------------------------------   ----------
           FUND NAME             ARCH   CHOATE   DAMMEYER   HEAGY   KENNEDY   KERR   NELSON   SONNENSCHEIN   WOOLSEY     WHALEN
           ---------             ----   ------   --------   -----   -------   ----   ------   ------------   -------     ------
Aggressive Growth Fund.........  2003    1999      2003     1996     1996     2003    1996        2003        1999        1996
Asset Allocation Conservative
  Fund.........................  2006    2006      2006     2006     2006     2006    2006        2006        2006        2006
Asset Allocation Moderate
  Fund.........................  2006    2006      2006     2006     2006     2006    2006        2006        2006        2006
Asset Allocation Growth Fund...  2006    2006      2006     2006     2006     2006    2006        2006        2006        2006
Core Equity Fund*..............  2007    2007      2007     2007     2007     2007    2007        2007        2007        2007
Disciplined Small Cap Value
  Fund.........................  2006    2006      2006     2006     2006     2006    2006        2006        2006        2006
Leaders Fund...................  2005    2005      2005     2005     2005     2005    2005        2005        2005        2005
Mid Cap Growth Fund............  2003    1999      2003     1995     1995     2003    1995        2003        1999        1995
Select Growth Fund.............  2003    2000      2003     2000     2000     2003    2000        2003        2000        2000
Small Cap Growth Fund..........  2003    2000      2003     2000     2000     2003    2000        2003        2000        2000
Small Cap Value Fund...........  2003    1999      2003     1999     1999     2003    1999        2003        1999        1999
Small Company Growth Fund*.....  2003    2000      2003     2000     2000     2003    2000        2003        2000        2000
Utility Fund...................  2003    1999      2003     1995     1993     2003    1993        2003        1999        1993
Value Opportunities Fund.......  2003    2001      2003     2001     2001     2003    2001        2003        2001        2001


------------------------------------


* Had not commenced investment operations as of March 31, 2007.


                                    TABLE E

          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST


                                                                                 OFFICERS
                                                  ----------------------------------------------------------------------
                   FUND NAME                      CHANG    DOBERMAN    GERMANY    ROBISON    SCHULDT    SHEA    SULLIVAN
                   ---------                      -----    --------    -------    -------    -------    ----    --------
Aggressive Growth Fund..........................  2003       2004       2006       2003       2007      2006      1996
Asset Allocation Conservative Fund..............  2006       2006       2006       2006       2007      2006      2006
Asset Allocation Moderate Fund..................  2006       2006       2006       2006       2007      2006      2006
Asset Allocation Growth Fund....................  2006       2006       2006       2006       2007      2006      2006
Core Equity Fund*...............................  2007       2007       2007       2007       2007      2007      2007
Disciplined Small Cap Value Fund................  2006       2006       2006       2006       2007      2006      2006
Leaders Fund....................................  2005       2005       2006       2005       2007      2005      2005
Mid Cap Growth Fund.............................  2003       2004       2006       2003       2007      2006      1996
Select Growth Fund..............................  2003       2004       2006       2003       2007      2006      2000
Small Cap Growth Fund...........................  2003       2004       2006       2003       2007      2006      2000
Small Cap Value Fund............................  2003       2004       2006       2003       2007      2006      1999
Small Company Growth Fund*......................  2003       2004       2006       2003       2007      2006      2000
Utility Fund....................................  2003       2004       2006       2003       2007      2006      1996
Value Opportunities Fund........................  2003       2004       2006       2003       2007      2006      2001


------------------------------------


* Had not commenced investment operations as of March 31, 2007.

BOARD COMMITTEES

     The Board of Trustees has three standing committees (an audit committee, a brokerage and services committee and a governance committee). Each committee is comprised solely of "Independent Trustees", which is defined for purposes herein as trustees who: (1) are not "interested persons" of the Fund as defined by the 1940 Act and (2) are "independent" of the Fund as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards.


     The Board's audit committee consists of Jerry D. Choate, Rod Dammeyer and
R. Craig Kennedy. In addition to being Independent Trustees as defined above, each of these trustees also meets the additional independence requirements for audit committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The audit committee makes recommendations to the Board of Trustees concerning the selection of the Fund's independent registered public accounting firm, reviews with such independent registered public accounting firm the scope and results of the Fund's annual audit and considers any comments which the independent registered public accounting firm may have regarding the Fund's financial statements, accounting records or internal controls. The Board of Trustees has adopted a formal written charter for the audit committee which sets forth the audit committee's responsibilities. The audit committee has reviewed and discussed the financial statements of the Fund with management as well as with the independent registered public accounting firm of the Fund, and discussed with the independent registered public accounting firm the matters required to be discussed under the Statement of Auditing Standards No. 61. The audit committee has received the written disclosures and the letter from the independent registered public accounting firm required under Independence Standards Board Standard No. 1 and has discussed with the independent registered public accounting firm its independence. Based on this review, the audit committee recommended to the Board of Trustees of the Fund that the Fund's audited financial statements be included in the Fund's annual report to shareholders for the most recent fiscal year for filing with the SEC.


     The Board's brokerage and services committee consists of Linda Hutton Heagy, Hugo F. Sonnenschein and Suzanne H. Woolsey. The brokerage and services committee reviews the Fund's allocation of brokerage transactions and soft-dollar practices and reviews the transfer agency and shareholder servicing arrangements with Investor Services.

     The Board's governance committee consists of David C. Arch, Howard J Kerr and Jack E. Nelson. In addition to being Independent Trustees as defined above, each of these trustees also meets the additional independence requirements for nominating committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The governance committee identifies individuals qualified to serve as Independent Trustees on the Board and on committees of the Board, advises the Board with respect to Board composition, procedures and committees, develops and recommends to the Board a set of corporate governance principles applicable to the Fund, monitors corporate governance matters and makes recommendations to the Board, and acts as the administrative committee with respect to Board policies and procedures, committee policies and procedures and codes of ethics. The Independent Trustees of the Fund select and nominate any other nominee Independent Trustees for the Fund. While the Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board of Trustees as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below.


     During the Fund's last fiscal year, the Board of Trustees held 8 meetings. During the Fund's last fiscal year, the audit committee of the Board held 7 meetings, the brokerage and services committee of the Board held 4 meetings and the governance committee of the Board held 2 meetings.


SHAREHOLDER COMMUNICATIONS

     Shareholders may send communications to the Board of Trustees. Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for such trustee above. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

SHARE OWNERSHIP


     Excluding deferred compensation balances as described in the Compensation Table, as of December 31, 2006, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of the Trust beneficially owned equity securities of each series of the Trust and all of the funds in the Fund Complex overseen by the trustee in the dollar range amounts specified below.



                2006 TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES


INDEPENDENT TRUSTEES

                                                                             TRUSTEES
DOLLAR RANGE OF EQUITY SECURITIES IN EACH  -----------------------------------------------------------------------------
SERIES OF THE TRUST                          ARCH      CHOATE    DAMMEYER    HEAGY       KENNEDY       KERR      NELSON
-----------------------------------------    ----      ------    --------    -----       -------       ----      ------
Aggressive Growth Fund..................     none       none      none        none     $1-$10,000      none       none
Asset Allocation Conservative Fund......     none       none      none        none        none         none       none
Asset Allocation Moderate Fund..........     none       none      none        none        none         none       none
Asset Allocation Growth Fund............     none       none      none        none        none         none       none
Core Equity Fund*.......................     none       none      none        none        none         none       none
Disciplined Small Cap Value Fund*.......     none       none      none        none        none         none       none
Leaders Fund............................     none       none      none        none     $1-$10,000      none       none
Mid Cap Growth Fund.....................     none       none      none        none     $1-$10,000      none       none
Select Growth Fund......................     none       none      none        none     $1-$10,000      none       none
Small Cap Growth Fund...................     none       none      none        none      $50,001-       none       none
                                                                                        $100,000
Small Cap Value Fund....................     none       none      none        none      $10,001-       none       none
                                                                                         $50,000
Small Company Growth Fund*..............     none       none      none        none        none         none       none
Utility Fund............................     none       none      none        none     $1-$10,000      none       none
Value Opportunities Fund................   $10,001-     none      none        none      $50,001-       none       none
                                           $50,000                                      $100,000
AGGREGATE DOLLAR RANGE OF EQUITY
 SECURITIES IN ALL REGISTERED INVESTMENT
 COMPANIES OVERSEEN BY TRUSTEE IN THE
 FUND COMPLEX...........................     over     $10,001-    over      $50,001-      over         $1-        $1-
                                           $100,000   $50,000    $100,000   $100,000    $100,000     $10,000    $10,000

                                                  TRUSTEES
DOLLAR RANGE OF EQUITY SECURITIES IN EACH  -----------------------
SERIES OF THE TRUST                        SONNENSCHEIN   WOOLSEY
-----------------------------------------  ------------   -------
Aggressive Growth Fund..................      none          none
Asset Allocation Conservative Fund......      none          none
Asset Allocation Moderate Fund..........      none          none
Asset Allocation Growth Fund............      none          none
Core Equity Fund*.......................      none          none
Disciplined Small Cap Value Fund*.......      none          none
Leaders Fund............................      none          none
Mid Cap Growth Fund.....................      none          none
Select Growth Fund......................      none          none
Small Cap Growth Fund...................      none          none
Small Cap Value Fund....................      none          none
Small Company Growth Fund*..............      none          none
Utility Fund............................      none          none
Value Opportunities Fund................      none          none
AGGREGATE DOLLAR RANGE OF EQUITY
 SECURITIES IN ALL REGISTERED INVESTMENT
 COMPANIES OVERSEEN BY TRUSTEE IN THE
 FUND COMPLEX...........................    $50,001-        over
                                             $100,000     $100,000

INTERESTED TRUSTEE


                                                                   TRUSTEE
                                                               ---------------
DOLLAR RANGE OF EQUITY SECURITIES IN EACH SERIES OF THE TRUST      WHALEN
-------------------------------------------------------------      ------
Aggressive Growth Fund......................................   $10,001-$50,000
Asset Allocation Conservative Fund..........................     $1-$10,000
Asset Allocation Moderate Fund..............................     $1-$10,000
Asset Allocation Growth Fund................................     $1-$10,000
Core Equity Fund*...........................................        none
Disciplined Small Cap Value Fund*...........................        none
Leaders Fund................................................   $10,001-$50,000
Mid Cap Growth Fund.........................................        none
Select Growth Fund..........................................        none
Small Cap Growth Fund.......................................     $1-$10,000
Small Cap Value Fund........................................   $10,001-$50,000
Small Company Growth Fund*..................................        none
Utility Fund................................................     $1-$10,000
Value Opportunities Fund....................................     $1-$10,000
AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED
  INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN THE FUND
  COMPLEX...................................................    over $100,000


------------------------------------


* Had not commenced investment operations as of December 31, 2006.



     Including deferred compensation balances (which are amounts deferred and thus retained by each Fund as described in the Compensation Table), as of December 31, 2006, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of the Trust had in the aggregate, combining beneficially owned equity securities and deferred compensation of each series of the Trust and of all of the funds in the Fund Complex overseen by the trustee, the dollar range amounts specified below.

          2006 TRUSTEE BENEFICIAL OWNERSHIP AND DEFERRED COMPENSATION


INDEPENDENT TRUSTEES

DOLLAR RANGE OF EQUITY SECURITIES AND                   TRUSTEES
DEFERRED COMPENSATION IN EACH SERIES OF  --------------------------------------
THE TRUST                                  ARCH     CHOATE   DAMMEYER   HEAGY
---------------------------------------    ----     ------   --------   -----
Aggressive Growth Fund.................  $50,001-    none      none      none
                                         $100,000
Asset Allocation Conservative Fund.....    none      none      none      none
Asset Allocation Moderate Fund.........    none      none      none      none
Asset Allocation Growth Fund...........    none      none      none      none
Core Equity Fund*......................    none      none      none      none
Disciplined Small Cap Value Fund*......    none      none      none      none
Leaders Fund...........................    none      none      none      none
Mid Cap Growth Fund....................    none      none      none      none
Select Growth Fund.....................    none      none      none      none
Small Cap Growth Fund..................    none      none      none      none
Small Cap Value Fund...................    none      none      none      none
Small Company Growth Fund*.............    none      none      none      none
Utility Fund...........................    none      none      none      none
Value Opportunities Fund...............  $10,001-    none      none      none
                                         $50,000
AGGREGATE DOLLAR RANGE OF EQUITY
 SECURITIES AND DEFERRED COMPENSATION
 IN ALL REGISTERED INVESTMENT COMPANIES
 OVERSEEN BY TRUSTEE IN THE FUND
 COMPLEX...............................    over      over      over      over
                                         $100,000  $100,000  $100,000  $100,000

DOLLAR RANGE OF EQUITY SECURITIES AND                         TRUSTEES
DEFERRED COMPENSATION IN EACH SERIES OF  --------------------------------------------------
THE TRUST                                KENNEDY   KERR     NELSON   SONNENSCHEIN  WOOLSEY
---------------------------------------  -------   ----     ------   ------------  -------
Aggressive Growth Fund.................    $1-     none      over        none        none
                                         $10,000           $100,000
Asset Allocation Conservative Fund.....   none     none      none        none        none
Asset Allocation Moderate Fund.........   none     none      none        none        none
Asset Allocation Growth Fund...........   none     none      none        none        none
Core Equity Fund*......................   none     none      none        none        none
Disciplined Small Cap Value Fund*......   none     none      none        none        none
Leaders Fund...........................    $1-     none      none        none        none
                                         $10,000
Mid Cap Growth Fund....................    $1-     none      none        none        none
                                         $10,000
Select Growth Fund.....................    $1-     none      none        none        none
                                         $10,000
Small Cap Growth Fund..................  $50,001-  none      none        none        none
                                         $100,000
Small Cap Value Fund...................  $10,001-  none      none        none        none
                                         $50,000
Small Company Growth Fund*.............   none     none      none        none        none
Utility Fund...........................    $1-     none      none        none        none
                                         $10,000
Value Opportunities Fund...............  $50,001-  none      none        none        none
                                         $100,000
AGGREGATE DOLLAR RANGE OF EQUITY
 SECURITIES AND DEFERRED COMPENSATION
 IN ALL REGISTERED INVESTMENT COMPANIES
 OVERSEEN BY TRUSTEE IN THE FUND
 COMPLEX...............................   over     over      over        over        over
                                         $100,000 $10,000  $100,000    $100,000    $100,000


INTERESTED TRUSTEE


                                                                                             TRUSTEE
                                                                                         ---------------
DOLLAR RANGE OF EQUITY SECURITIES AND DEFERRED COMPENSATION IN EACH SERIES OF THE TRUST      WHALEN
---------------------------------------------------------------------------------------      ------
Aggressive Growth Fund...................................................                $10,001-$50,000
Asset Allocation Conservative Fund.......................................                  $1-$10,000
Asset Allocation Moderate Fund...........................................                  $1-$10,000
Asset Allocation Growth Fund.............................................                  $1-$10,000
Core Equity Fund*........................................................                     none
Disciplined Small Cap Value Fund*........................................                     none
Leaders Fund.............................................................                $10,001-$50,000
Mid Cap Growth Fund......................................................                     none
Select Growth Fund.......................................................                     none
Small Cap Growth Fund....................................................                  $1-$10,000
Small Cap Value Fund.....................................................                $10,001-$50,000
Small Company Growth Fund*...............................................                     none
Utility Fund.............................................................                     none
Value Opportunities Fund.................................................                  $1-$10,000
AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES AND DEFERRED COMPENSATION IN ALL REGISTERED
  INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN THE FUND COMPLEX...........                 over $100,000


------------------------------------


* Had not commenced investment operations as of December 31, 2006.



     As of July 2, 2007, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.

CODE OF ETHICS

     The Fund, the Adviser and the Distributor have adopted a Code of Ethics (the "Code of Ethics") that sets forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by the Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or other Van Kampen funds, or that such employees take unfair advantage of their relationship with the Fund. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other reporting matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of the Fund or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                         INVESTMENT ADVISORY AGREEMENT

     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement the Fund's investment objective. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, renders periodic reports to the Fund's Board of Trustees and permits its officers and employees to serve without compensation as trustees or officers of the Fund if elected to such positions. The Fund, however, bears the costs of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement.

     The Advisory Agreement also provides that, in the event the expenses of the Fund for any fiscal year exceed the most restrictive expense limitation applicable in any jurisdiction in which the Fund's shares are qualified for offer and sale (excluding any expenses permitted to be excluded from the computation under applicable law or regulation), the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the fiscal year.

ADVISORY FEES


                                                        FISCAL YEAR ENDED MARCH 31,
                                                    ------------------------------------
                                                       2007         2006         2005
                                                    ----------   ----------   ----------
The Adviser received the approximate advisory fees
  of..............................................  $1,201,900   $1,581,400   $2,009,900


LITIGATION INVOLVING THE ADVISER


     The Adviser and one of the investment companies advised by the Adviser are named as defendants in a class action complaint generally alleging that the defendants breached their duties of care to long-term shareholders of the investment company by valuing portfolio securities at the closing prices of the foreign exchanges on which they trade without accounting for significant market information that became available after the close of the foreign exchanges but before calculation of net asset value. As a result, the complaint alleges, short-term traders were able to exploit stale pricing information to capture arbitrage profits that diluted the value of shares held by long-term investors. The complaint seeks unspecified compensatory damages, punitive damages, fees and costs. On October 16, 2006, pursuant to an order of the United States Supreme Court finding a lack of appellate jurisdiction, the federal court of appeals vacated a prior order of the federal district court dismissing the case with prejudice, and remanded the case to the Illinois state court where it had been filed. In November 2006, defendants again removed the case to the federal district court based on intervening authority. In December 2006, plaintiff moved to remand the case back to Illinois state court. In May 2007, the district court entered an order staying proceedings in the case pending developments in similar cases currently on appeal to the federal court of appeals. While defendants believe that they have meritorious defenses, the ultimate outcome of this matter is not presently determinable at this stage in the litigation.


                                FUND MANAGEMENT

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS


     As of March 31, 2007, Gary M. Lewis managed seven registered investment companies with a total of approximately $6.1 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.



     As of March 31, 2007, Dudley Brickhouse managed seven registered investment companies with a total of approximately $6.1 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.



     As of March 31, 2007, Janet Luby managed seven registered investment companies with a total of approximately $6.1 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.



     As of March 31, 2007, Matthew Hart managed seven registered investment companies with a total of approximately $6.1 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

     As of March 31, 2007, Scott Miller managed six registered investment companies with a total of approximately $6.0 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.



     Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The portfolio managers of the Fund do not currently manage assets for other investment companies, pooled investment vehicles or other accounts that charge a performance fee. In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser's employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.


PORTFOLIO MANAGER COMPENSATION STRUCTURE

     Portfolio managers receive a combination of base compensation and discretionary compensation, comprised of a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

     BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

     DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

     Discretionary compensation can include:

     - Cash Bonus;


     - Morgan Stanley's Long-Term Compensation Program awards -- a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards or other investments based on Morgan Stanley common stock that are subject to vesting and other conditions;



     - Investment Management Alignment Plan (IMAP) awards -- a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated funds they manage that are included in the IMAP fund menu;


     - Voluntary Deferred Compensation Plans -- voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

     Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:


     - Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against an appropriate securities market index (or indices) for the funds/accounts managed by the portfolio manager. In the case of the Fund, the Fund's investment performance is measured against the Russell 1000(R) Growth Index and against appropriate rankings or ratings prepared by Morningstar Inc. or similar independent services which monitor Fund performance. Other funds/accounts managed by the same portfolio manager may be measured against this same index and same rankings or ratings, if appropriate, or against other indices and other rankings or ratings that are deemed more appropriate given the size and/or style of such funds/accounts as set forth in such funds'/accounts' disclosure materials and guidelines. The assets managed by the portfolio managers in funds, pooled investment vehicles and other accounts are described in "Other Accounts Managed by the Portfolio Managers" above. Generally, the greatest weight is placed on the three- and five-year periods.


     - Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

     - Contribution to the business objectives of the Adviser.

     - The dollar amount of assets managed by the portfolio manager.

     - Market compensation survey research by independent third parties.

     - Other qualitative factors, such as contributions to client objectives.


     - Performance of Morgan Stanley and Morgan Stanley Investment Management Inc., and the overall performance of the investment teams(s) of which the portfolio manager is a member.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS


     As of March 31, 2007, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:



     Gary M. Lewis--None;


     Dudley Brickhouse--$10,001-$50,000;


     Janet Luby--None;


     Matthew Hart--None;


     Scott Miller--None.


                                OTHER AGREEMENTS

ACCOUNTING SERVICES AGREEMENT

     The Fund has entered into an accounting services agreement pursuant to which the Adviser provides accounting services to the Fund supplementary to those provided by the custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. The Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.

LEGAL SERVICES AGREEMENT

     The Fund and certain other Van Kampen funds have entered into legal services agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of each fund's minute books and records, preparation and oversight of each fund's regulatory reports and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the funds for such services is made on a cost basis for the salary and salary-related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.

CHIEF COMPLIANCE OFFICER EMPLOYMENT AGREEMENT

     The Fund has entered into an employment agreement with John Sullivan and Morgan Stanley pursuant to which Mr. Sullivan, an employee of Morgan Stanley, serves as Chief Compliance Officer of the Fund and other Van Kampen funds. The Fund's Chief Compliance Officer and his staff are responsible for administering the compliance policies and procedures of the Fund and other Van Kampen funds. The Fund reimburses Morgan Stanley for the costs and expenses of such services, including compensation and benefits, insurance, occupancy and equipment, information processing and communication, office services, conferences and travel, postage and shipping. The Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.

FUND PAYMENTS PURSUANT TO THESE AGREEMENTS


                                                          FISCAL YEAR ENDED
                                                              MARCH 31,
                                                     ---------------------------
                                                      2007      2006      2005
                                                      ----      ----      ----
Pursuant to these agreements, Morgan Stanley or its
  affiliates have received from the Fund
  approximately*...................................  $58,300   $69,400   $52,400


------------------------------------

* The Fund began accruing expenses under the Chief Compliance Officer Employment Agreement on July 15, 2004.

                            DISTRIBUTION AND SERVICE

     The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. The approximate total underwriting commissions on the sale of shares of the Fund for the last three fiscal years are shown in the chart below.


                                                                 Total            Amounts
                                                              Underwriting      Retained by
                                                              Commissions       Distributor
                                                              ------------      -----------
Fiscal year ended March 31, 2007........................        $42,700           $6,800
Fiscal year ended March 31, 2006........................        $52,600           $8,000
Fiscal year ended March 31, 2005........................        $55,500           $8,100

     With respect to sales of Class A Shares of the Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLE

                                                     Total Sales Charge
                                                  -------------------------         Reallowed
                                                  As % of       As % of Net        To Dealers
                  Size of                         Offering        Amount            As a % of
                 Investment                        Price         Invested        Offering Price
------------------------------------------------------------------------------------------------
Less than $50,000...........................       5.75%           6.10%              5.00%
$50,000 but less than $100,000..............       4.75%           4.99%              4.00%
$100,000 but less than $250,000.............       3.75%           3.90%              3.00%
$250,000 but less than $500,000.............       2.75%           2.83%              2.25%
$500,000 but less than $1,000,000...........       2.00%           2.04%              1.75%
$1,000,000 or more..........................           *               *                  *
------------------------------------------------------------------------------------------------


* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within eighteen months of the purchase. The eighteen-month period ends on the first business day of the nineteenth month after the purchase date. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million. Authorized dealers will be eligible to receive the ongoing service fee with respect to such shares commencing in the second year following purchase. Proceeds from the distribution and service fees paid by the Fund during the first twelve months are paid to the Distributor and are used by the Distributor to defray its distribution and service related expenses.


     With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.

     Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally receive from the Distributor ongoing distribution fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares annually commencing in the second year after purchase.

     With respect to Class I Shares, there are no sales charges paid by investors. Commissions or transaction fees may be paid by the Distributor to authorized dealers.

     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also adopted a service plan (the "Service Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares. There is no distribution plan or service plan in effect for Class I Shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans." The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each such class of shares in connection with the distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor of each such class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

     Certain financial intermediaries may be prohibited under law from providing certain underwriting or distribution services. If a financial intermediary was prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a financial intermediary would result in any material adverse consequences to the Fund.

     The Distributor must submit quarterly reports to the Fund's Board of Trustees setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the trustees, and also by a vote of the disinterested trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the trustees and also by the disinterested trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested trustees or by a vote of a majority of the outstanding voting shares of such class.

     For Class A Shares in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the amount of the Distributor's actual expenses incurred during such year less any deferred sales charges it received during such year (the "actual net expenses") or (ii) the distribution and service fees at the rates specified in the Prospectus applicable to that class of shares (the "plan fees"). Therefore, to the extent the Distributor's actual net expenses in a given year are less than the plan fees for such year, the Fund only pays the actual net expenses. Alternatively, to the extent the Distributor's actual net expenses in a given year exceed the plan fees for such year, the Fund only pays the plan fees for such year. For Class A Shares, there is no carryover of any unreimbursed actual net expenses to succeeding years.

     The Plans for Class B Shares and Class C Shares are similar to the Plans for Class A Shares, except that any actual net expenses which exceed plan fees for a given year are carried forward and are eligible for payment in future years by the Fund so long as the Plans remain in effect. Thus, for each of the Class B Shares and Class C Shares, in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the applicable amount of the Distributor's actual net expenses incurred during such year for such class of shares plus any actual net expenses from prior years that are still unpaid by the Fund for such class of shares or
(ii) the applicable plan fees for such class of shares. Except as may be mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed actual net expenses may be carried forward (on a Fund level basis). These unreimbursed actual net expenses may or may not be recovered through plan fees or contingent deferred sales charges in future years.

     Because of fluctuations in net asset value, the plan fees with respect to a particular Class B Share or Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class.


     As of March 31, 2007, there were approximately $24,889,300 and $624,700 of unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares, respectively, representing approximately 26% and 3% of the Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Plans are terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.


     Because the Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares.


     For the fiscal year ended March 31, 2007, the Fund's aggregate expenses paid under the Plans for Class A Shares were $81,503 or 0.25% of the Class A Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for distributing and servicing Class A Shareholders and for administering the Class A Share Plans. For the fiscal year ended March 31, 2007, the Fund's aggregate expenses paid under the Plans for Class B Shares were $1,123,937 or 1.00% of the Class B Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $843,319 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B Shares of the Fund and $280,618 for fees paid to financial intermediaries for servicing Class B Shareholders and administering the Class B Share Plans. For the fiscal year ended March 31, 2007, the Fund's aggregate expenses paid under the Plans for Class C Shares were $227,616 or 1.00% of the Class C Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $10,264 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C Shares of the Fund and $217,352 for fees paid to financial intermediaries for servicing Class C Shareholders and administering the Class C Share Plans.


     In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature.


     The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co.") and certain other authorized dealers in connection with the sale or retention of Fund shares and/or shareholder servicing. For example, the Adviser or the Distributor may pay additional compensation to Morgan Stanley & Co. and to other authorized dealers for the purpose of promoting the sale of Fund shares, providing the Fund and other Van Kampen funds with "shelf space" or a higher profile with the authorized dealer's financial advisors and consultants, placing the Fund and other Van Kampen funds on the authorized dealer's preferred or recommended fund list, granting the Distributor access to the authorized dealer's financial advisors and consultants, providing assistance in training and educating the authorized dealer's personnel, furnishing marketing support and other specified services, maintaining share balances and/or for sub-accounting, administrative or transaction processing services. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Van Kampen funds), amount of assets invested by the authorized dealer's customers (which could include current or aged assets of the Fund and/or some or all other Van Kampen funds), the Fund's advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Adviser and/or Distributor.



     With respect to Morgan Stanley & Co. financial advisers and intermediaries, these payments currently include the following amounts: (1) for Class A Shares, Class B Shares and Class C Shares (excluding shares, if any, held by participants in the Morgan Stanley

Fund Solution(SM) Program, the Morgan Stanley Personal Portfolio(SM) Program and Morgan Stanley Corporate Retirement Solutions), (a) an amount equal to 0.11% of the value (at the time of sale) of gross sales of such Fund shares and (b) an ongoing annual fee in an amount up to 0.03% of the value of such Fund shares held (to the extent assets held by Morgan Stanley & Co. accounts in certain Van Kampen Funds exceed $600 million); (2) for Class I Shares (excluding sales through Morgan Stanley Fund Solution(SM)Program, Morgan Stanley Funds Portfolio Architect(SM)Program, the Morgan Stanley Personal Portfolio(SM)Program and Morgan Stanley Corporate Retirement Solutions), an ongoing annual fee in an amount up to 0.05% of the value of such shares held; and (3) for shares sold through 401(k) platforms in Morgan Stanley Corporate Retirement Solutions, an ongoing annual fee in an amount up to 0.20% of the value of such Fund shares held.


     With respect to other authorized dealers, these payments currently include the following amounts: (1) other than sales through 401(k) platforms, (a) an amount up to 0.25% of the value (at the time of sale) of gross sales of Fund shares and/or (b) an ongoing annual fee in an amount up to 0.13% of the value of such Fund shares; and (2) for shares sold through 401(k) platforms, an ongoing annual fee in an amount up to 0.20% of the value of such Fund shares held. You should review carefully any disclosure by your authorized dealer as to its compensation.


     The prospect of receiving, or the receipt of, such compensation, as described above, by Morgan Stanley & Co. or other authorized dealers may provide Morgan Stanley & Co. or other authorized dealers, and their representatives or employees, with an incentive to favor sales of shares of the Fund over other investment options with respect to which Morgan Stanley & Co. or an authorized dealer does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.



     The Distributor has entered into agreements with the following firms whereby certain shares of the Fund will be offered pursuant to such firms' retirement plan alliance program(s): (i) American Century Retirement Plan Services Inc., (ii) Franklin Templeton Investor Services, Inc., (iii) Charles Schwab & Co. Inc., (iv) GoldK Investment Services, Inc. (v) SunGard Institutional Brokerage Inc., (vi) ABN Amro Trust Services Co., (vii) AMVESCAP Retirement, Inc., (viii) Northern Trust Retirement Consulting, LLC, (ix) MetLife Securities, Inc., (x) ExpertPlan, (xi) Hartford Life Insurance Company, (xii) Hartford Securities Distribution Company, Inc., (xiii) JPMorgan Retirement Plan Services LLC, (xiv) Massachusetts Mutual Life Insurance Company, (xv) Reliance Trust Company and (xvi) The Princeton Retirement Group, Inc. Trustees and other fiduciaries of retirement plans seeking to invest in multiple fund families through a broker-dealer retirement plan alliance program should contact the firms mentioned above for further information concerning the program(s) including, but not limited to, minimum size and operational requirements, as well as the ability to purchase Class A Shares at net asset value or the availability of other share classes.

                                 TRANSFER AGENT

     The Fund's transfer agent, shareholder service agent and dividend disbursing agent is Van Kampen Investor Services Inc. The transfer agency fees are determined through negotiations with the Fund and are approved by the Fund's Board of Trustees. The transfer agency fees are based on competitive benchmarks.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard are subject to review by the Fund's Board of Trustees.


     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. In selecting among firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. In certain instances, the Adviser may instruct certain broker-dealers to pay for research services provided by executing brokers or third party research providers, which are selected independently by the Adviser. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund. To the extent that the Adviser receives these services from broker-dealers, it will not have to pay for these services itself.



     The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms (and futures commission merchants) affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.

     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.


     Certain broker-dealers (and futures commission merchants), through which the Fund may effect securities (or futures) transactions, are affiliated persons (as defined in the 1940 Act) of the Fund or affiliated persons of such affiliates, including Morgan Stanley or its subsidiaries. The Fund's Board of Trustees has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities or instruments during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission paid to affiliated brokers.



     Unless otherwise described below, the Fund paid no commissions to affiliated brokers during the last three fiscal years. The Fund paid the following commissions to brokers during the fiscal years shown:



                                                                    Affiliated
                                                                     Brokers
                                                                  --------------
                                                       All        Morgan Stanley
                                                     Brokers          & Co.
Commissions Paid:                                    -------      --------------
  Fiscal year ended March 31, 2007..............    $  450,639       $114,288
  Fiscal year ended March 31, 2006..............    $  607,069       $198,478
  Fiscal year ended March 31, 2005..............    $1,024,046       $312,169
Fiscal Year 2007 Percentages:
  Commissions with affiliate to total commissions.............          25.36%
  Value of brokerage transactions with affiliate to total
     transactions.............................................           8.66%



     During the fiscal year ended March 31, 2007, the Fund paid $368,285 in brokerage commissions on transactions totaling $377,915,175 to brokers selected primarily on the basis of research services provided to the Adviser.

                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectuses captioned "Shareholder Services."

INVESTMENT ACCOUNT

     Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectuses and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Van Kampen funds will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends and systematic purchases or redemptions. Additional shares may be purchased at any time through authorized dealers or by mailing a check and detailed instructions directly to Investor Services.

SHARE CERTIFICATES

     Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon an exchange or redemption of the shares represented by the certificate. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds Inc., c/o Investor Services, PO Box 947, Jersey City, New Jersey 07303-0947, requesting an "Affidavit of Loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate the fee for replacing the lost certificate equal to no more than 1.50% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.

RETIREMENT PLANS

     Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor.

AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS

     Shareholders can use ACH to have redemption proceeds up to $50,000 deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. To utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application form. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services or by calling (800) 847-2424.


DIVIDEND DIVERSIFICATION


     A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 847-2424, to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any of the Participating Funds (as defined in the Prospectuses) so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested. Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.


SYSTEMATIC WITHDRAWAL PLAN


     A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $5,000 or more at the next determined net asset value per share at the time the plan is established. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which any capital gain or loss will be recognized. The plan holder may arrange for periodic checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan and may be established on a form made available by the Fund. See "Shareholder
Services -- Retirement Plans."



     Class B Shareholders and Class C Shareholders (as well as Class A Shareholders subject to a contingent deferred sales charge) who establish a systematic withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the plan is established.


     Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gain dividends on shares held in accounts with systematic withdrawal plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days' notice to its shareholders.

REINSTATEMENT PRIVILEGE


     A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of any Participating Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of any Participating Fund with credit given for any contingent deferred sales charge paid on the amount of shares reinstated from such redemption, provided that such shareholder has not previously exercised this reinstatement privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the contingent deferred sales charge (if any) to subsequent redemptions. Reinstatements are made at the net asset value per share (without a sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Participating Fund into which shareholders desire to reinstate their net proceeds of a redemption of shares of the Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in eligible retirement plans for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Participating Fund are available for sale. There is no reinstatement privilege for Class I Shares of the Fund. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event regardless of whether the shareholder reinstates all or any portion of the net proceeds of the redemption. Any such loss may be disallowed, to the extent of the reinstatement, under the so-called "wash sale" rules if the reinstatement occurs within 30 days after such redemption. In that event, the shareholder's tax basis in the shares acquired pursuant to the reinstatement will be increased by the amount of the disallowed loss, and the shareholder's holding period for such shares will include the holding period for the redeemed shares.


                              REDEMPTION OF SHARES

     Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays;
(b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

     In addition, if the Fund's Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such in-kind securities.


                    CONTINGENT DEFERRED SALES CHARGE-CLASS A

     As described in the Fund's Class A Shares, Class B Shares and Class C Shares Prospectus under "Purchase of Shares -- Class A Shares," there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge ("CDSC-Class A") may be imposed on certain redemptions made within eighteen months of purchase. For purposes of the CDSC-Class A, when shares of a Participating Fund are exchanged for shares of another Participating Fund, the purchase date for the shares acquired by exchange will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares being redeemed first are any shares in the shareholder's account not subject to a CDSC-Class A, followed by shares held the longest in the shareholder's account. The CDSC-Class A is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no CDSC-Class A is imposed on increases in net asset value above the initial purchase price. In addition, no CDSC-Class A is assessed on shares derived from reinvestment of dividends or capital gain dividends.

                  WAIVER OF CONTINGENT DEFERRED SALES CHARGES

     As described in the Fund's Class A Shares, Class B Shares and Class C Shares Prospectus under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge ("CDSC-Class B and C"). The CDSC-Class A (defined above) and CDSC-Class B and C are waived on redemptions in the circumstances described below:

REDEMPTION UPON DEATH OR DISABILITY


     The Fund will waive the CDSC-Class A and the CDSC-Class B and C on redemptions following the death or disability of a Class A Shareholder, a Class B Shareholder or a Class C Shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class A or the CDSC-Class B and C.



     In cases of death or disability, the CDSC-Class A and the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class A and the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.


REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS

     The Fund will waive the CDSC-Class A and the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The CDSC-Class A and the CDSC-Class B and C will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class A or CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The CDSC-Class A and the CDSC-Class B and C also will be waived on any redemption which results from the return of an excess contribution or other contribution pursuant to Internal Revenue Code Section 408(d)(4) or
(5), the return of excess contributions or excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2) or the financial hardship of the employee pursuant to U.S. Treasury regulation Section 1.401(k)-1(d)(2). In addition, the CDSC-Class A and the CDSC-Class B and C will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

     The Fund does not intend to waive the CDSC-Class A or the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.

REDEMPTION PURSUANT TO THE FUND'S SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in the Fund. Under the systematic withdrawal plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds sent to the designated payee of record. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan.


     The amount of the shareholder's investment in the Fund at the time the plan is established with respect to the Fund is hereinafter referred to as the "initial account balance." If the initial account balance is $1 million or more and the shareholder purchased Class A Shares without a sales charge, those Class A Shares will, in most instances, be subject to a CDSC-Class A if redeemed within eighteen months of their date of purchase. However, if the shareholder participates in a systematic withdrawal program as described herein, any applicable CDSC-Class A will be waived on those Class A Shares. The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class A and CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the systematic withdrawal plan and the ability to offer the systematic withdrawal plan.

NO INITIAL COMMISSION OR TRANSACTION FEE

     The Fund will waive the CDSC-Class A in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of Class A Shares. The Fund will waive the CDSC-Class B and C in certain 401(k) plans in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of Class B Shares and Class C Shares. See "Purchase of Shares -- Waiver of Contingent Deferred Sales Charge" in the Class A Shares, Class B Shares and Class C Shares Prospectus.

INVOLUNTARY REDEMPTIONS OF SHARES

     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Class A Shares, Class B Shares and Class C Shares Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. The Fund will waive the CDSC-Class A and the CDSC-Class B and C upon such involuntary redemption.

REDEMPTION BY ADVISER

     The Fund may waive the CDSC-Class A and the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

                                    TAXATION

FEDERAL INCOME TAXATION OF THE FUND

     The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets.

     If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss), and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders and designated as capital gain dividends.

     To avoid a nondeductible 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), and (iii) any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

     If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.


     Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain or "qualified dividend income" into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and/or (vii) produce income that will not qualify as good income for purposes of the annual gross income requirement that the Fund must meet to be treated as a regulated investment company. The Fund intends to monitor its transactions and may make certain tax elections or take other actions to mitigate the effect of these provisions and prevent disqualification of the Fund as a regulated investment company.


PASSIVE FOREIGN INVESTMENT COMPANIES

     The Fund may invest in non-U.S. corporations that could be classified as "passive foreign investment companies" as defined for federal income tax purposes. For federal income tax purposes, such an investment may, among other things, cause the Fund to recognize income or gain without a corresponding receipt of cash, to incur an interest charge on taxable income that is deemed to have been deferred and/or to recognize ordinary income that would otherwise have been treated as capital gain.

DISTRIBUTIONS TO SHAREHOLDERS

     Distributions of the Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder (assuming such shares are held as a capital asset).

     Current law provides for reduced U.S. federal income tax rates on (i) long-term capital gains received by individuals and (ii) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rates for capital gains generally apply to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and cease to apply for taxable years beginning after December 31, 2010. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2010. Fund shareholders, as well as the Fund itself, must also satisfy certain holding period and other requirements in order for the reduced rate for dividends to apply. Because the Fund intends to invest primarily in common stocks and other equity securities, a portion of the ordinary income dividends paid by the Fund should be eligible for the reduced rate applicable to "qualified dividend income." To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains. For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below.

     Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The tax basis of such shares will equal their fair market value on the distribution date.


     Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements (401(k) plans) and other tax-exempt entities, generally are exempt from U.S. federal income taxation except with respect to their unrelated business taxable income ("UBTI"). To the extent that the Fund invests in residual interests of a real estate mortgage investment conduit ("REMIC") or in a REIT that invests in REMIC residual interests, a portion of the Fund's income that is attributable to these residual interests (and which is referred to in the Code as an "excess inclusion") will be subject to U.S. federal income tax in all events. Treasury regulations that have yet to be issued in final form are expected to provide that excess inclusion income of regulated investment companies, such as the Fund, will be allocated through the Fund to its shareholders in proportion to the dividends received by such shareholders, with the same consequences as if the Fund shareholders had held the related REMIC residual interests directly. In general, excess inclusion income allocated to tax-exempt shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute UBTI to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a Non-U.S. Shareholder (as defined below), will not qualify for any reduction in U.S. federal withholding tax. Tax-exempt shareholders and Non-U.S. Shareholders should consult their tax advisors about the implications of these rules on their particular tax situations.


     The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Some portion of the distributions from the Fund may be eligible for the corporate dividends received deduction.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the nondeductible 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.


     Income from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of the Fund may be entitled to claim U.S. foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations and the Fund meets certain holding period requirements, the Fund will be eligible to file, and may file, an election with the Internal Revenue Service ("IRS") pursuant to which shareholders of the Fund will be required (i) to include their respective pro rata portions of such taxes in their U.S. federal income tax returns as gross income and (ii) to treat such respective pro rata portions as taxes paid by them. Each shareholder will be entitled, subject to certain limitations, either to deduct his pro rata portion of such foreign taxes in computing his taxable income or to credit them against his U.S. federal income taxes. No deduction for such foreign taxes may be claimed by a shareholder who does not itemize deductions or who does not satisfy a holding period requirement. Each shareholder of the Fund that may be eligible to file the election described in this paragraph will be notified whether the foreign taxes paid by the Fund will "pass through" for a taxable year and, if so, such notification will designate
(i) the shareholder's portion of the foreign taxes paid to each country and (ii) the portion of dividends that represent income derived from sources within each country. The amount of foreign taxes for which a shareholder may claim credit in any year will be subject to an overall limitation such that the credit may not exceed the shareholder's U.S. federal income tax attributable to the shareholder's foreign source taxable income. This limitation generally applies separately to certain specific categories of foreign source income including "passive income," which includes dividends and interest. Because the application of the foregoing rules depends on the particular circumstances of each shareholder, shareholders are urged to consult their tax advisers.


     Certain foreign currency gains or losses attributable to currency exchange rate fluctuations are treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) the Fund's income available for distribution. If, under the rules governing the tax treatment of foreign currency gains and losses, the Fund's income available for distribution is decreased or eliminated, all or a portion of the dividends declared by the Fund may be treated for federal income tax purposes as a return of capital, or in some circumstances, as capital gains. Generally, a shareholder's tax basis in Fund shares will be reduced to the extent that an amount distributed to such shareholder is treated as a return of capital.

SALE OF SHARES

     The sale of shares (including transfers in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the maximum tax rates applicable to capital gains, see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

CAPITAL GAINS RATES

     Under current law, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in the Fund is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2010). The maximum long-term capital gains rate for corporations is 35%.

WITHHOLDING ON PAYMENTS TO NON-U.S. SHAREHOLDERS

     For purposes of this and the following paragraphs, a "Non-U.S. Shareholder" shall include any shareholder who is not:

     - an individual who is a citizen or resident of the United States;

     - a corporation or partnership created or organized under the laws of the United States or any state or political subdivision thereof;

     - an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

     - a trust that (i) is subject to the primary supervision of a U.S. court and which has one or more U.S. fiduciaries who have the authority to control all substantial decisions of the trust, or (ii) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

     A Non-U.S. Shareholder generally will be subject to withholding of U.S. federal income tax at a 30% rate (or lower applicable treaty rate), rather than backup withholding (discussed below), on dividends from the Fund (other than capital gain dividends, interest-related dividends, short-term capital gain dividends and dividends attributable to the sale or disposition of U.S. real property interests) that are not "effectively connected" with a U.S. trade or business carried on by such shareholder, provided that the shareholder furnishes to the Fund a properly completed Internal Revenue Service ("IRS") Form W-8BEN certifying the shareholder's non-United States status.


     Under current law, the Fund may pay "interest-related dividends" and "short-term capital gain dividends" to Non-U.S. Shareholders without having to withhold on such dividends at the 30% rate. The amount of "interest-related dividends" that the Fund may pay each year is limited to the amount of "qualified interest income" received by the Fund during that year, less the amount of the Fund's expenses properly allocable to such interest income. "Qualified interest income" includes, among other items, interest paid on debt obligations of a U.S. issuer and interest paid on deposits with U.S. banks, subject to certain exceptions. The amount of "short-term capital gain dividends" that the Fund may pay each year generally is limited to the excess of the Fund's net short-term capital gains over its net long-term capital losses, without any reduction for the Fund's expenses allocable to such gains (with exceptions for certain gains). The exemption from 30% withholding tax for "short-term capital gain dividends" does not apply with respect to Non-U.S. Shareholders that are present in the United States for more than 182 days during the taxable year. Also, the exemption for "short-term capital gain dividends" does not apply to the extent a dividend is attributable to gains from U.S. real property interests (including shares of stock of REITs or other corporations that are treated as U.S. real property holding corporations for U.S. federal income tax purposes). If the Fund's income for a taxable year includes "qualified interest income" or net short-term capital gains, the Fund may designate dividends as "interest-related dividends" or "short-term capital gain dividends" by written notice mailed to Non-U.S. Shareholders not later than 60 days after the close of the Fund's taxable year. These provisions apply to dividends paid by the Fund with respect to the Fund's taxable years beginning on or after January 1, 2005 and will cease to apply to dividends paid by the Fund with respect to the Fund's taxable years beginning after December 31, 2007.


     Non-effectively connected capital gain dividends and gains realized from the sale of shares generally will not be subject to U.S. federal income tax in the case of (i) a Non-U.S. Shareholder that is a corporation and (ii) an individual Non-U.S. Shareholder who is not present in the United States for more than 182 days during the taxable year (assuming that certain other conditions are met). However, certain Non-U.S. Shareholders may nonetheless be subject to backup withholding and information reporting on capital gain dividends and redemption proceeds paid to them upon the sale of their shares. See "Backup Withholding" and "Information Reporting" below.


     If income from the Fund or gains realized from the sale of shares are effectively connected with a Non-U.S. Shareholder's U.S. trade or business, then such amounts will not be subject to the 30% withholding described above, but rather will be subject to U.S. federal income tax on a net basis at the tax rates applicable to U.S. citizens and residents or domestic corporations. To establish that income from the Fund or gains realized from the sale of shares are effectively connected with a U.S. trade or business, a Non-U.S. Shareholder must provide the Fund with a properly completed IRS Form W-8ECI certifying that such amounts are effectively connected with the Non-U.S. Shareholder's U.S. trade or business. Non-U.S. Shareholders that are corporations may also be subject to an additional "branch profits tax" with respect to income from the Fund that is effectively connected with a U.S. trade or business.


     The Fund may invest in securities of REITs or corporations that invest significantly in real property and are treated as "United States real property holding corporations" for U.S. federal income tax purposes. The Foreign Investment in Real Property Tax Act of 1980 ("FIRPTA") subjects a non-United States person to U.S. federal income tax on gain from the disposition of interests in U.S. real property as if such person were a United States person. Such gain is sometimes referred to as "FIRPTA gain." If the Fund recognizes FIRPTA gain from the sale or other disposition of REIT securities or securities of any other "United States real property holding corporation" (as defined in the Code), or receives a distribution from a REIT that is attributable to the REIT's sale of "United States real property interests" (as defined in the Code), then a portion of the Fund's distributions to its Non-U.S. Shareholders will be attributable to such FIRPTA gain. The Fund may be required to withhold U.S. withholding tax at a rate of 35% from distributions to its Non-U.S. Shareholders that are attributable to the Fund's receipt of FIRPTA gain distributions from a REIT in which the Fund invests. The Fund also may be required to withhold from distributions to its Non-U.S. Shareholders that are attributable to the Fund's own recognition of FIRPTA gain (e.g., from the Fund's sale of United States real property interests). Non-U.S. Shareholders who receive such distributions may be required to pay tax on such distributions at regular graduated rates applicable to United States persons and file a non-resident U.S. federal income tax return. While the Fund intends to make every effort to identify and pass through any FIRPTA gain that it receives from its investments in REITs (or that it recognizes directly), and to make any required withholdings on distributions of this income paid directly to Non-U.S. Shareholders, intermediaries who have assumed tax reporting responsibilities on managed omnibus accounts may not have the capacity to identify Non-U.S. Shareholders who are paid distributions attributable to FIRPTA gain and to properly withhold U.S. federal income taxes on these distributions. Non-U.S. Shareholders of these accounts should consult their investment representatives and tax advisers about any additional tax that may be due on FIRPTA gain.


     The tax consequences to a Non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. To claim tax treaty benefits, Non-U.S. Shareholders will be required to provide the Fund with a properly completed IRS Form W-8BEN certifying their entitlement to the benefits. In addition, in certain cases where payments are made to a Non-U.S. Shareholder that is a partnership or other pass-through entity, both the entity and the persons holding an interest in the entity will need to provide certification. For example, an individual Non-U.S. Shareholder who holds shares in the Fund through a non-U.S. partnership must provide an IRS Form W-8BEN to claim the benefits of an applicable tax treaty. Non-U.S. Shareholders are advised to consult their advisers with respect to the tax implications of purchasing, holding and disposing of shares of the Fund.

BACKUP WITHHOLDING

     The Fund may be required to withhold federal income tax at a rate of 28% (through 2010) ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends paid to a shareholder

(other than a Non-U.S. Shareholder that properly certifies its non-United States status) if (i) the shareholder fails to properly furnish the Fund with its correct taxpayer identification number or to certify its non-U.S. status (in the case of a Non-U.S. Shareholder), (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that the taxpayer identification number provided is correct, that the shareholder is not subject to backup withholding and that the shareholder is a U.S. person (as defined for U.S. federal income tax purposes). Redemption proceeds may be subject to backup withholding under the circumstances described in (i) above.

     Generally, dividends paid to Non-U.S. Shareholders that are subject to the 30% federal income tax withholding described above under "Withholding on Payments to Non-U.S. Shareholders" are not subject to backup withholding. To avoid backup withholding on capital gain dividends, interest-related dividends, short-term capital gain dividends and redemption proceeds from the sale of shares, Non-U.S. Shareholders must provide a properly completed IRS Form W-8BEN certifying their non-United States status.

     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

INFORMATION REPORTING


     The Fund must report annually to the IRS and to each shareholder (other than a Non-U.S. Shareholder that properly certifies its non-United States status) the amount of dividends, capital gain dividends and redemption proceeds paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such amounts. In the case of a Non-U.S. Shareholder, the Fund must report to the IRS and such shareholder the amount of dividends, capital gain dividends, interest-related dividends, short-term capital gain dividends and redemption proceeds paid that are subject to withholding (including backup withholding, if any) and the amount of tax withheld, if any, with respect to such amounts. This information may also be made available to the tax authorities in the Non-U.S. Shareholder's country of residence.


GENERAL

     The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.


                                FUND PERFORMANCE

     From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one-year, five-year and ten-year periods (or life of the Fund, if shorter). Other total return quotations, aggregate or average, over other time periods may also be included.

     The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge for Class A Shares); that all income dividends or capital gain dividends during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends or capital gain dividends paid by the Fund or to reflect that 12b-1 fees may have changed over time.

     Average annual total return quotations are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

     Total return is calculated separately for Class A Shares, Class B Shares and Class C Shares and Class I Shares of the Fund. Total return figures for Class A Shares include the maximum sales charge. Total return figures for Class B Shares and Class C Shares include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each class of shares will differ.

     The after-tax returns of the Fund may also be advertised or otherwise reported. This is generally calculated in a manner similar to the computation of average annual total returns discussed above, except that the calculation also reflects the effect of taxes on returns.

     The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares. Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.

     From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.

     From time to time, the Fund's marketing materials may include an update from the portfolio manager or the Adviser and a discussion of general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top sector holdings and largest holdings. Materials may also mention how the Distributor believes the Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten-year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of whether shareholders purchased their funds' shares in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The performance of the funds purchased by investors in the Dalbar study and the conclusions based thereon are not necessarily indicative of future performance of such funds or conclusions that may result from similar studies in the future. The Fund may also be marketed on the internet.

     In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, the Dow Jones Industrial Average, Standard & Poor's indices, NASDAQ Composite Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking or rating services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce the Fund's performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.

     The Fund may also utilize performance information in hypothetical illustrations. For example, the Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.

     The Fund's Annual Report and Semiannual Report contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge from our web site at www.vankampen.com or by calling or writing the Fund at the telephone number or address printed on the cover of this Statement of Additional Information.

     The results shown below are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objective and policies as well as the risks incurred in the Fund's investment practices.

CLASS A SHARES


     The Fund's average annual total return, assuming payment of the maximum sales charge, for Class A Shares of the Fund for (i) the one-year period ended March 31, 2007 was -1.52%, (ii) the five-year period ended March 31, 2007 was 2.16% and (iii) the six-year, nine-month period from June 26, 2000 (commencement of distribution of Class A Shares of the Fund) to March 31, 2007 was -8.50%.



     The Fund's cumulative non-standardized total return, including payment of the maximum sales charge, with respect to Class A Shares from June 26, 2000 (commencement of distribution of Class A Shares of the Fund) to March 31, 2007 was -45.15%.



     The Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to Class A Shares from June 26, 2000 (commencement of distribution of Class A Shares of the Fund) to March 31, 2007 was -41.80%.


CLASS B SHARES


     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class B Shares of the Fund for (i) the one-year period ended March 31, 2007 was -1.63%, (ii) the five-year period ended March 31, 2007 was 2.31% and (iii) the six-year, nine-month period from June 26, 2000 (commencement of distribution of Class B Shares of the Fund) to March 31, 2007 was -8.41%.



     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to Class B Shares from June 26, 2000 (commencement of distribution of Class B Shares of the Fund) to March 31, 2007 was -44.80%.



     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to Class B Shares from June 26, 2000 (commencement of distribution of Class B Shares of the Fund) to March 31, 2007 was -44.80%.

CLASS C SHARES


     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class C Shares of the Fund for (i) the one-year period ended March 31, 2007 was 2.56%, (ii) the five-year period ended March 31, 2007 was 2.62% and (iii) the six-year, nine-month period from June 26, 2000 (commencement of distribution of Class C Shares of the Fund) to March 31, 2007 was -8.39%.



     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to Class C Shares from June 26, 2000 (commencement of distribution of Class C Shares of the Fund) to March 31, 2007 was -44.70%.



     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to Class C Shares from June 26, 2000 (commencement of distribution of Class C Shares of the Fund) to March 31, 2007 was -44.70%.


CLASS I SHARES


     There were no Class I Shares of the Fund outstanding as of March 31, 2007. Thus, there is no performance information available for Class I Shares as of that date.


                               OTHER INFORMATION

DISCLOSURE OF PORTFOLIO HOLDINGS

     The Fund's Board of Trustees and the Adviser have adopted policies and procedures regarding disclosure of portfolio holdings information (the "Policy"). Pursuant to the Policy, information concerning the Fund's portfolio holdings may be disclosed only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the fiduciary duties owed by the Fund and the Adviser to the Fund's shareholders. The Fund and the Adviser may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or any affiliated person of the Adviser) in connection with the disclosure of portfolio holdings information of the Fund. The Fund's Policy is implemented and overseen by the Portfolio Holdings Review Committee (the "PHRC"), which is described in more detail below.

     Public Portfolio Holdings Information Disclosure Policy. Portfolio holdings information will be deemed public when it has been posted to the Fund's public web site. On its public web site, the Fund currently makes available:

     - Calendar Quarters: Complete portfolio holdings as of the end of each calendar quarter disclosed with a minimum lag time of 30 calendar days.


     - Monthly: Top 10 (or top 15) largest portfolio holdings as of the end of each month disclosed with a minimum lag time of 15 business days.


The Fund provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its Semiannual and Annual Reports, and for the first and third fiscal quarters in its filings with the SEC on Form N-Q.

     Non-Public Portfolio Holdings Information Policy. All portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is considered non-public portfolio holdings information for the purposes of the Policy. Pursuant to the Policy, disclosing non-public portfolio holdings information to third parties may occur only when the Fund has a legitimate business purpose for doing so and the recipients of such information are subject to a duty of confidentiality, which prohibits such recipients from disclosing or trading on the basis of the non-public portfolio holdings information. Any disclosure of non-public portfolio holdings information made to third parties must be approved by both the Fund's Board of Trustees (or a designated committee thereof) and the PHRC. The Policy provides for disclosure of non-public portfolio holdings information to certain pre-authorized categories of entities, executing broker-dealers and shareholders, in each case under specific restrictions and limitations described below, and the Policy provides a process for approving any other entities.

     Pre-Authorized Categories. Pursuant to the Policy, the Fund may disclose non-public portfolio holdings information to certain third parties who fall within pre-authorized categories. These third parties include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers, and service providers, provided that the third party expressly agrees to maintain the non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information. Subject to the terms and conditions of any agreement between the Adviser or the Fund and the third party, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply. In addition, persons who owe a duty of trust or confidence to the Fund or the Adviser (including legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement. The PHRC is responsible for monitoring and reporting on such entities to the Fund's Board of Trustees. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the material non-public portfolio holdings information.

     Broker-Dealer Interest Lists. Pursuant to the Policy, the Adviser may provide "interest lists" to broker-dealers who execute securities transactions for the Fund. Interest lists may specify only the CUSIP numbers and/or ticker symbols of the securities held in all registered management investment companies advised by the Adviser or affiliates of the Adviser on an aggregate basis. Interest lists will not disclose portfolio holdings on a fund by fund basis and will not contain information about the number or value of shares owned by a specified fund. The interest lists may identify the investment strategy to which the list relates, but will not identify particular funds or portfolio managers/management teams. Broker-dealers need not execute a non-disclosure agreement to receive interest lists.

     Shareholders In-Kind Distributions. The Fund's shareholders may, in some circumstances, elect to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the Fund. In such circumstances, pursuant to the Policy, such Fund shareholders may receive a complete listing of the portfolio holdings of the Fund up to seven (7) calendar days prior to making the redemption request provided that they represent orally or in writing that they agree not to disclose or trade on the basis of the portfolio holdings information.


     Attribution Analyses. Pursuant to the Policy, the Fund may discuss or otherwise disclose performance attribution analyses (i.e., mention the effects of having a particular security in the portfolio) where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly. Any discussion of the analyses may not be more current than the date the holding was disclosed publicly.


     Transition Managers. Pursuant to the Policy, the Fund may disclose portfolio holdings to transition managers, provided that the Fund has entered into a non-disclosure or confidentiality agreement with the party requesting that the information be provided to the transition manager and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager.

     Other Entities. Pursuant to the Policy, the Fund or the Adviser may disclose non-public portfolio holdings information to a third party who does not fall within the pre-approved categories, and who are not executing broker-dealers, shareholders receiving in-kind distributions, persons receiving attribution analyses, or transition managers; however, prior to the receipt of any non-public portfolio holdings information by such third party, the recipient must have entered into a non-disclosure agreement and the disclosure arrangement must have been approved by the PHRC and the Fund's Board of Trustees (or a designated committee thereof). The PHRC will report to the Board of Trustees of the Fund on a quarterly basis regarding any other approved recipients of non-public portfolio holdings information.

     PHRC and Board of Trustees Oversight. The PHRC, which consists of executive officers of the Fund and the Adviser, is responsible for overseeing and implementing the Policy and determining how portfolio holdings information will be disclosed on an ongoing basis. The PHRC will periodically review and has the authority to amend the Policy as necessary. The PHRC will meet at least quarterly to (among other matters):

     - address any outstanding issues relating to the Policy;

     - monitor the use of information and compliance with non-disclosure agreements by current recipients of portfolio holdings information;

     - review non-disclosure agreements that have been executed with prospective third parties and determine whether the third parties will receive portfolio holdings information;

     - generally review the procedures to ensure that disclosure of portfolio holdings information is in the best interests of Fund shareholders; and


     - monitor potential conflicts of interest between Fund shareholders, on the one hand and those of the Adviser, the Distributor or affiliated persons of the Fund, the Adviser or the Distributor, on the other hand, regarding disclosure of portfolio holdings information.


The PHRC will regularly report to the Board of Trustees on the Fund's disclosure of portfolio holdings information and the proceedings of PHRC meetings.

     Ongoing Arrangements of Portfolio Holdings Information. The Adviser and/or the Fund have entered into ongoing arrangements to make available public and/or non-public information about the Fund's portfolio holdings. The Fund currently may disclose portfolio holdings information based on ongoing arrangements to the following pre-authorized parties:

NAME                          INFORMATION DISCLOSED     FREQUENCY(1)           LAG TIME
----                          ---------------------  -------------------   -----------------
SERVICE PROVIDERS
State Street Bank and Trust
  Company (*)...............  Full portfolio         Daily basis                  (2)
                              holdings
Institutional Shareholder
  Services (ISS) (proxy
  voting
  agent) (*)................  Full portfolio         Twice a month                (2)
                              holdings
FT Interactive Data Pricing
  Service Provider (*)......  Full portfolio         As needed                    (2)
                              holdings
Van Kampen Investor
  Services Inc. (*).........  Full portfolio         As needed                    (2)
                              holdings
David Hall (*)..............  Full portfolio         On a semi-annual             (3)
                              holdings               and annual fiscal
                                                     basis
Windawi (*).................  Full portfolio         On a semi-annual             (3)
                              holdings               and annual fiscal
                                                     basis
FUND RATING AGENCIES
Lipper (*)..................  Full portfolio         Monthly and           Approximately 1
                              holdings               quarterly basis       day after
                                                                           previous month
                                                                           end and
                                                                           approximately 30
                                                                           days after
                                                                           quarter end,
                                                                           respectively
Morningstar (**)............  Full portfolio         Quarterly basis       Approximately 30
                              holdings                                     days after
                                                                           quarter end
Standard & Poor's (*).......  Full portfolio         Monthly               As of previous
                              holdings                                     month end
CONSULTANTS AND ANALYSTS
Arnerich Massena &
  Associates, Inc. (*)......  Top Ten and Full       Quarterly basis (6)   Approximately
                              portfolio holdings                           10-12 days after
                                                                           quarter end
Bloomberg (*)...............  Full portfolio         Quarterly basis       Approximately
                              holdings                                     10-12 days after
                                                                           quarter end
Callan Associates (*).......  Top Ten and Full       Monthly and           Approximately
                              portfolio holdings     quarterly basis,      10-12 days after
                                                     respectively (6)      month/quarter end

NAME                          INFORMATION DISCLOSED     FREQUENCY(1)           LAG TIME
----                          ---------------------  -------------------   -----------------
Cambridge Associates (*)....  Top Ten and Full       Quarterly basis (6)   Approximately
                              portfolio holdings                           10-12 days after
                                                                           quarter end
CTC Consulting, Inc.
  (**) .....................  Top Ten and Full       Quarterly basis       Approximately 15
                              portfolio holdings                           days after
                                                                           quarter end and
                                                                           approximately 30
                                                                           days after
                                                                           quarter end,
                                                                           respectively
Credit Suisse First
  Boston (*)................  Top Ten and Full       Monthly and           Approximately 10-
                              portfolio holdings     quarterly basis,      12 days after
                                                     respectively (6)      month/quarter end
Evaluation Associates (*)...  Top Ten and Full       Monthly and           Approximately 10-
                              portfolio holdings     quarterly basis,      12 days after
                                                     respectively (6)      month/quarter end
Fund Evaluation Group
  (**)......................  Top Ten portfolio      Quarterly basis       At least 15 days
                              holdings (4)                                 after quarter end
Jeffrey Slocum & Associates
  (*).......................  Full portfolio         Quarterly basis (6)   Approximately
                              holdings (5)                                 10-12 days after
                                                                           quarter end
Hammond Associates (**).....  Full portfolio         Quarterly basis       At least 30 days
                              holdings (5)                                 after quarter end
Hartland & Co. (**).........  Full portfolio         Quarterly basis       At least 30 days
                              holdings (5)                                 after quarter end
Hewitt Associates (*).......  Top Ten and Full       Monthly and           Approximately
                              portfolio holdings     quarterly basis,      10-12 days after
                                                     respectively (6)      month/quarter end
Merrill Lynch (*)...........  Full portfolio         Monthly basis         Approximately 1
                              holdings                                     day after
                                                                           previous month
                                                                           end
Mobius (**).................  Top Ten portfolio      Monthly basis         At least 15 days
                              holdings (4)                                 after month end
Nelsons (**)................  Top Ten holdings (4)   Quarterly basis       At least 15 days
                                                                           after quarter end
Prime Buchholz & Associates,
  Inc. (**).................  Full portfolio         Quarterly basis       At least 30 days
                              holdings (5)                                 after quarter end

NAME                          INFORMATION DISCLOSED     FREQUENCY(1)           LAG TIME
----                          ---------------------  -------------------   -----------------
PSN (**)....................  Top Ten holdings (4)   Quarterly basis       At least 15 days
                                                                           after quarter end
PFM Asset Management LLC
  (*).......................  Top Ten and Full       Quarterly basis (6)   Approximately
                              portfolio holdings                           10-12 days after
                                                                           quarter end
Russell Investment Group/
  Russell/Mellon Analytical
  Services, Inc. (**).......  Top Ten and Full       Monthly and           At least 15 days
                              portfolio holdings     quarterly basis       after month end
                                                                           and at least 30
                                                                           days after
                                                                           quarter end,
                                                                           respectively
Stratford Advisory Group,
  Inc. (*)..................  Top Ten portfolio      Quarterly basis (6)   Approximately
                              holdings (7)                                 10-12 days after
                                                                           quarter end
Thompson Financial (**).....  Full portfolio         Quarterly basis       At least 30 days
                              holdings (5)                                 after quarter end
Watershed Investment
  Consultants, Inc. (*).....  Top Ten and Full       Quarterly basis (6)   Approximately
                              portfolio holdings                           10-12 days after
                                                                           quarter end
Yanni Partners (**).........  Top Ten portfolio      Quarterly basis       At least 15 days
                              holdings (4)                                 after quarter end
PORTFOLIO ANALYTICS PROVIDER
  Fact Set (*)..............  Complete portfolio     Daily                 One day
                              holdings

------------------------------------

 (*) This entity has agreed to maintain Fund non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.

(**) The Fund does not currently have a non-disclosure agreement in place with this entity and therefore this entity can only receive publicly available information.

 (1) Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).

 (2) Information will typically be provided on a real time basis or as soon thereafter as possible.

 (3) As needed after the end of the semi-annual and/or annual period.

 (4) Full portfolio holdings will also be provided upon request from time to time on a quarterly basis, with at least a 30 day lag.

 (5) Top Ten portfolio holdings will also be provided upon request from time to time, with at least a 15 day lag.

 (6) This information will also be provided upon request from time to time.

 (7) Full portfolio holdings will also be provided upon request from time to time.

     The Fund may also provide Fund portfolio holdings information, as part of its normal business activities, to persons who owe a duty of trust or confidence to the Fund or the Adviser. These persons currently are (i) the Fund's independent registered public accounting firm (as of the Fund's fiscal year end and on an as needed basis), (ii) counsel to the Fund (on an as needed basis),
(iii) counsel to the independent trustees (on an as needed basis) and (iv) members of the Board of Trustees (on an as needed basis).

CUSTODY OF ASSETS

     Except for segregated assets held by a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, all securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, as custodian. The custodian also provides accounting services to the Fund.

SHAREHOLDER REPORTS

     Semiannual statements are furnished to shareholders, and annually such statements are audited by the Fund's independent registered public accounting firm.

PROXY VOTING POLICY AND PROXY VOTING RECORD


     The Board of Trustees believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. The Board has delegated the day-to-day responsibility to the Adviser to vote such proxies, pursuant to the Board approved Proxy Voting Policy, a copy of which is currently in effect as of the date of this Statement of Additional Information is attached hereto as Appendix A.



     The Proxy Voting Policy is subject to change over time and investors seeking the most current copy of the Proxy Voting Policy should go to our web site at www.vankampen.com. The Fund's most recent proxy voting record filed with the SEC is also available without charge on our web site at www.vankampen.com. The Fund's proxy voting record is also available without charge on the SEC's web site at www.sec.gov.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


     An independent registered public accounting firm for the Fund performs an annual audit of the Fund's financial statements. The Fund's Board of Trustees has engaged Ernst & Young LLP, located at 233 South Wacker Drive, Chicago, Illinois 60606, to be the Fund's independent registered public accounting firm.


LEGAL COUNSEL

     Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom LLP.

                              FINANCIAL STATEMENTS


     The audited financial statements of the Fund are incorporated herein by reference to the Annual Report to shareholders of the Fund dated March 31, 2007. The Annual Report may be obtained by following the instructions on the cover of this Statement of Additional Information. The Annual Report is included as part of the Trust's filing on Form N-CSR as filed with the SEC on May 29, 2007. The Annual Report may be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

               APPENDIX A -- MORGAN STANLEY INVESTMENT MANAGEMENT


                       PROXY VOTING POLICY AND PROCEDURES



I. POLICY STATEMENT



     Introduction -- Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Policy") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.



     The MSIM entities covered by this Policy currently include the following:
Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates" or as "we" below).



     Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds -- collectively referred to herein as the "MSIM Funds"), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy.



     Proxy Research Services -- Institutional Shareholder Services ("ISS") and Glass Lewis (together with other proxy research providers as we may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of the Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping.



     Voting Proxies for Certain Non-U.S. Companies -- Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and
(vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients' non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.



II. GENERAL PROXY VOTING GUIDELINES



     To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein), including the guidelines set forth below. These guidelines address a broad range of issues, and provide general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.



     We endeavor to integrate governance and proxy voting policy with investment goals and to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers, but such a split vote must be approved by the Proxy Review Committee.



A. ROUTINE MATTERS. We generally support routine management proposals. The following are examples of routine management proposals:



          - Approval of financial statements and auditor reports.



          - General updating/corrective amendments to the charter.



          - Most proposals related to the conduct of the annual meeting, with the following exceptions. We may oppose proposals that relate to "the transaction of such other business which may come before the meeting," and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this Policy to be carried out (i.e. an uncontested corporate transaction), the adjournment request will be supported. Finally, we generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B. BOARD OF DIRECTORS



     1. Election of directors: In the absence of a proxy contest, we generally support the board's nominees for director except as follows:



             a. We withhold or vote against interested directors if the company's board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards, generally as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for a NYSE company with dispersed ownership, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Non-independent directors under NYSE standards include an employee or an individual with an immediate family member who is an executive (or in either case was in such position within the previous three years). A director's consulting arrangements with the company, or material business relationships between the director's employer and the company, also impair independence. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards.



             b. Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company's compensation, nominating or audit committees.



             c. We consider withholding support or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders. This includes consideration for withholding support or voting against individual board members or an entire slate if we believe the board is entrenched and dealing inadequately with performance problems, and/or with insufficient independence between the board and management.



             d. We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a "bright line" test. In the context of the U.S. market, these would include elimination of dead hand or slow hand poison pills, requiring audit, compensation or nominating committees to be composed of independent directors and requiring a majority independent board.



             e. We generally withhold support from or vote against a nominee who has failed to attend at least 75% of board meetings within a given year without a reasonable excuse.



             f. We consider withholding support from or voting against a nominee who serves on the board of directors of more than six companies (excluding investment companies). We also consider voting against a director who otherwise appears to have too many commitments to serve adequately on the board of the company.



     2. Board independence: We generally support proposals requiring that a certain percentage (up to 66 2/3%) of the company's board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.



     3. Board diversity: We consider on a case-by-case basis proposals urging diversity of board membership with respect to social, religious or ethnic group.



     4. Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.



     5. Proposals to elect all directors annually: We generally support proposals to elect all directors annually at public companies (to "declassify" the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis.



     6. Cumulative voting: We generally support proposals to eliminate cumulative voting (which provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board). Proposals to establish cumulative voting in the election of directors generally will not be supported.



     7. Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.



     8. Director retirement age: Proposals recommending set director retirement ages are voted on a case-by-case basis.



     9. Proposals to limit directors' liability and/or broaden indemnification of directors. Generally, we will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.



C. CORPORATE TRANSACTIONS AND PROXY FIGHTS. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis. However, proposals for mergers or other significant transactions that are friendly and approved by the Research Providers generally will be supported and in those instances will not need to be reviewed by the Proxy Review Committee, where there is no portfolio manager objection and where there is no material conflict of interest. We also analyze proxy contests on a case-by-case basis.



D. CHANGES IN LEGAL AND CAPITAL STRUCTURE. We generally vote in favor of management proposals for technical and administrative changes to a company's charter, articles of association or bylaws. We review non-routine proposals, including reincorporation to a different jurisdiction, on a case-by-case basis.



     1. We generally support the following:



          - Proposals that eliminate other classes of stock and/or eliminate unequal voting rights.



          - Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.



          - Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.



          - Proposals to authorize share repurchase plans.



          - Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.



          - Proposals to effect stock splits.



          - Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.



          - Proposals for higher dividend payouts.



     2. We generally oppose the following (notwithstanding management support):



          - Proposals that add classes of stock that would substantially dilute the voting interests of existing shareholders.



          - Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.



          - Proposals to create "blank check" preferred stock.



          - Proposals relating to changes in capitalization by 100% or more.



E. TAKEOVER DEFENSES AND SHAREHOLDER RIGHTS



     1. Shareholder rights plans: We support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills).



     2. Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.



     3. Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.

     4. Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal:
        (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.



F. AUDITORS. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). Proposals requiring auditors to attend the annual meeting of shareholders will be supported. We generally vote against proposals to indemnify auditors.



G. EXECUTIVE AND DIRECTOR REMUNERATION.



     1. We generally support the following proposals:



          - Proposals relating to director fees, provided the amounts are not excessive relative to other companies in the country or industry.



          - Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.



          - Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage ("run rate") of equity compensation in the recent past; or if there are objectionable plan design and provisions.



          - Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.



     2. Blanket proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported.



     3. Proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its current and past practices.



     4. Proposals to U.S. companies that request disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations generally will not be supported.

     5. We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in option exercises.



     6. Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company's reasons and justifications for a re-pricing, the company's competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.



H. SOCIAL, POLITICAL AND ENVIRONMENTAL ISSUES. We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine whether they will have a financial impact on shareholder value. However, we generally vote against proposals requesting reports that are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We generally oppose proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.



I. FUND OF FUNDS. Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.



III. ADMINISTRATION OF POLICY



     The MSIM Proxy Review Committee (the "Committee") has overall responsibility for creating and implementing the Policy, working with an MSIM staff group (the "Corporate Governance Team"). The Committee, which is appointed by MSIM's Chief Investment Officer of Global Equities ("CIO"), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.



     The Committee Chairperson is the head of the Corporate Governance Team, and is responsible for identifying issues that require Committee deliberation or ratification. The Corporate Governance Team, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The Corporate Governance Team has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance, and to refer other case-by-case decisions to the Proxy Review Committee.



     The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

A. COMMITTEE PROCEDURES



     The Committee will meet at least monthly to (among other matters) address any outstanding issues relating to the Policy or its implementation. The Corporate Governance Team will timely communicate to ISS MSIM's Policy (and any amendments and/or any additional guidelines or procedures the Committee may adopt).



     The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy.



     Members of the Committee may take into account Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.



B. MATERIAL CONFLICTS OF INTEREST



     In addition to the procedures discussed above, if the Committee determines that an issue raises a material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee").



     The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Chief Compliance Officer or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM's relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the Chairperson. The Special Committee may request the assistance of MSIM's General Counsel or his/her designee who will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.



C. IDENTIFICATION OF MATERIAL CONFLICTS OF INTEREST



     A potential material conflict of interest could exist in the following situations, among others:



     1. The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer.

     2. The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.



     3. Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).



If the Chairperson of the Committee determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the Chairperson will address the issue as follows:



     1. If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.



     2. If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM's Client Proxy Standard.



     3. If the Research Providers' recommendations differ, the Chairperson will refer the matter to the Committee to vote on the proposal. If the Committee determines that an issue raises a material conflict of interest, the Committee will request a Special Committee to review and recommend a course of action, as described above. Notwithstanding the above, the Chairperson of the Committee may request a Special Committee to review a matter at any time as he/she deems necessary to resolve a conflict.



D. PROXY VOTING REPORTING



     The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM Fund, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those Funds at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.



     The Corporate Governance Team will timely communicate to applicable portfolio managers and to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.



     MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.



     MSIM's Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund's holdings.

APPENDIX A



     The following procedures apply to accounts managed by Morgan Stanley AIP GP LP ("AIP").



     Generally, AIP will follow the guidelines set forth in Section II of MSIM's Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Liquid Markets investment team and the Private Markets investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.



     In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.



Waiver of Voting Rights


For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the "Fund") that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:



     1. Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a "Designated Person," and collectively, the "Designated Persons"), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person's death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and



     2. Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund's organizational documents; provided, however, that, if the Fund's organizational documents require the consent of the Fund's general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

                      STATEMENT OF ADDITIONAL INFORMATION

                                   VAN KAMPEN
                             SMALL CAP GROWTH FUND

     Van Kampen Small Cap Growth Fund's (the "Fund") investment objective is to seek capital appreciation. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in common stocks and other equity securities of small companies that the Fund's investment adviser believes have above-average potential for capital appreciation.

     The Fund is organized as a diversified series of the Van Kampen Equity Trust, an open-end management investment company (the "Trust").


     This Statement of Additional Information is not a prospectus. Shares of the Fund are subject to two different prospectuses. Class A Shares, Class B Shares and Class C Shares are subject to one prospectus dated July 31, 2007 and Class I Shares are subject to a separate prospectus dated July 31, 2007 (collectively referred to herein as the "Prospectuses" or individually as a "Prospectus"). This Statement of Additional Information should be read in conjunction with a Prospectus of the Fund. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read a Prospectus prior to purchasing shares of the Fund. A Class A Shares, Class B Shares and Class C Shares Prospectus, a Class I Shares Prospectus, the Statement of Additional Information and the Fund's Annual and Semiannual Reports may be obtained without charge from our web site at www.vankampen.com or any of these materials may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza - Suite 100, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 847-2424.


                               TABLE OF CONTENTS


                                                              Page
                                                              ----
General Information.........................................  B-2
Investment Objective, Investment Strategies and Risks.......  B-4
Strategic Transactions......................................  B-16
Investment Restrictions.....................................  B-24
Trustees and Officers.......................................  B-26
Investment Advisory Agreement...............................  B-40
Fund Management.............................................  B-41
Other Agreements............................................  B-44
Distribution and Service....................................  B-45
Transfer Agent..............................................  B-50
Portfolio Transactions and Brokerage Allocation.............  B-50
Shareholder Services........................................  B-52
Redemption of Shares........................................  B-55
Contingent Deferred Sales Charge-Class A....................  B-56
Waiver of Contingent Deferred Sales Charges.................  B-56
Taxation....................................................  B-58
Fund Performance............................................  B-65
Other Information...........................................  B-69
Financial Statements........................................  B-75
Appendix A -- Proxy Voting Policy and Procedures............  A-1



        THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED JULY 31, 2007.



                                                                    SCG SAI 7/07

                              GENERAL INFORMATION

     The Trust is an unincorporated statutory trust organized under the laws of the State of Delaware by an Agreement and Declaration of Trust (the "Declaration of Trust") dated May 10, 1995. The Trust was originally organized in 1987 under the name Van Kampen Merritt Equity Trust as a Massachusetts business trust (the "Massachusetts Trust"). The Massachusetts Trust was reorganized into the Trust under the name Van Kampen American Capital Equity Trust on July 31, 1995. The Trust was created for the purpose of facilitating the Massachusetts Trust reorganization into a Delaware statutory trust. On July 14, 1998, the Trust adopted its current name.

     The Fund was organized as a series of the Trust on January 27, 2000.


     Van Kampen Asset Management (the "Adviser"), Van Kampen Funds Inc. (the "Distributor") and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley. The principal office of each of the Trust, the Fund, the Adviser, the Distributor and Van Kampen Investments is located at 522 Fifth Avenue, New York, New York 10036. The principal office of Investor Services is located at 2800 Post Oak Boulevard, Houston, Texas 77056.


     The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Fund, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.

     The Fund currently offers four classes of shares, designated as Class A Shares, Class B Shares, Class C Shares and Class I Shares. Other classes may be established from time to time in accordance with the provisions of the Declaration of Trust. Each class of shares of the Fund generally is identical in all respects except that each class of shares is subject to its own sales charge schedule and its own distribution and service expenses. Each class of shares also has exclusive voting rights with respect to its distribution and service fees.

     Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution or service fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in a Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

     The Trust does not contemplate holding regular meetings of shareholders to elect trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").

     In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. The liquidation proceeds to holders of classes of shares with higher distribution fees and transfer agency costs are likely to be less than the liquidation proceeds to holders of classes of shares with lower distribution fees and transfer agency costs.

     The trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series outstanding and entitled to vote (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the trustees without approval from each affected shareholder or trustee, as the case may be.

     Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.


     As of July 2, 2007, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares, Class C Shares or Class I Shares of the Fund, except as follows:



                                                                         APPROXIMATE
                                                                        PERCENTAGE OF
                                                             CLASS OF   OWNERSHIP ON
NAME AND ADDRESS OF HOLDER                                    SHARES    JULY 2, 2007
--------------------------                                   --------   -------------
Edward Jones & Co. ........................................     A             5%
  Attn: Mutual Fund
  Shareholder Accounting
  201 Progress Parkway
  Maryland Heights, MO 63043-3009

Charles Schwab & Co. Inc. .................................     A            24%
  Onesource Omnibus
  Exclusive Benefit of its Customers
  101 Montgomery Street
  San Francisco, CA 94104-4122
Pershing LLC ..............................................     B             9%
  1 Pershing Plaza                                              C             9%
  New Jersey, NJ 07399-0002

PFPC Brokerage Services....................................     B            20%
  FBO Primerica Financial Services
  760 Moore Road
  King of Prussia, PA 19406-1212

                                                                         APPROXIMATE
                                                                        PERCENTAGE OF
                                                             CLASS OF   OWNERSHIP ON
NAME AND ADDRESS OF HOLDER                                    SHARES    JULY 2, 2007
--------------------------                                   --------   -------------
Citigroup Global Markets Inc. .............................     C             6%
  Attn: Cindy Tempesta, 7th Floor
  333 West 34th Street
  New York, NY 10001-2402

Morgan Stanley & Co. ......................................     B             7%
  2000 Westchester Avenue                                       C             8%
  Purchase, NY 10577                                            I            97%

MLPF&S For the Sole Benefit of its Customers...............     C            23%
  Attn: Fund Administration 97238
  4800 Deer Lake Drive East, 2nd Floor
  Jacksonville, FL 32246-6484


             INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RISKS

     The following disclosure supplements the disclosure set forth under the caption "Investment Objective, Principal Investment Strategies and Risks" in a Prospectus and does not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in a Prospectus for a complete presentation of the matters disclosed below.

REPURCHASE AGREEMENTS

     The Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. The Fund also may enter into repurchase agreements with broker dealers, banks and other financial institutions deemed to be creditworthy by the Adviser under guidelines approved by the Fund's Board of Trustees. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, would exceed the Fund's limitation on illiquid securities described herein. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.

     For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an exemptive order from the SEC permitting this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

     Repurchase agreements are fully collateralized by the underlying securities and are considered to be loans under the 1940 Act. The Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. government, its agencies or instrumentalities) may have maturity dates exceeding one year.

BORROWING AND REVERSE REPURCHASE AGREEMENTS

     The Fund may borrow money for investment purposes up to the limits specified in the Fund's investment restrictions. The Fund may borrow money from banks and engage in reverse repurchase agreements up to the amounts allowable under the 1940 Act (currently, up to 33 1/3% of the Fund's total assets, including the amount borrowed). The Fund also may borrow money in an amount up to 5% of the Fund's total assets for temporary purposes. The Fund has no current intention to borrow money other than for temporary purposes.

     Borrowing by the Fund creates special risk considerations such as greater potential volatility in the net asset value of the shares and in the yield on the Fund's portfolio. To the extent that the Fund is otherwise fully invested and the Adviser believes that additional investment opportunities exist with the potential for capital appreciation, the Fund may employ leverage for the purpose of acquiring portfolio securities. Such utilization of leverage is considered speculative, and involves risks. The assets of the Fund, including any additional assets which may be purchased with the proceeds of any borrowings, will consist primarily of common stocks and other equity securities of growth companies, the prices of which may be volatile. In the event that the values of the Fund's portfolio securities do not appreciate or, in fact, depreciate, the Fund would be forced to liquidate a portion of its portfolio, which could be significant depending upon the magnitude of the decline in value of the Fund's assets, to pay interest on, and repay the principal of, any such borrowings. Even in the event that any assets purchased with the proceeds of such borrowings appreciate as anticipated by the Adviser, a portion of the Fund's assets may be required to be liquidated to meet scheduled principal and interest payments with respect to such borrowings. Any such liquidations may be at inopportune times and prices. Utilization of investment leverage would result in a higher volatility of the net asset value of the Fund. The effect of leverage in a declining market would result in a greater decrease in net asset value to holders of the Fund's shares than if the Fund were not leveraged. The extent to which the Fund may borrow will depend upon the availability of credit. No assurance can be given that the Fund will be able to borrow on terms acceptable to the Fund and the Adviser. The Fund's use of leverage may impair the ability of the Fund to maintain its qualification for federal income tax purposes as a regulated investment company. The rights of any lenders to the Fund to receive payments of interest on and repayments of principal of borrowings will be senior to the rights of the Fund's shareholders, and the terms of the Fund's borrowings may contain provisions that limit certain activities of the Fund and could result in precluding the purchase of securities and instruments that the Fund would otherwise purchase.

     Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. The Fund will segregate an amount of cash and/or liquid securities equal in value to its obligations in respect of reverse repurchase agreements and, accordingly, the Fund will not treat such obligations as senior securities for purposes of the 1940 Act. Reverse repurchase agreements involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

CONVERTIBLE SECURITIES, RIGHTS AND WARRANTS

     The Fund may invest in convertible securities, rights and warrants. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any such dividend changes or other changes in the underlying securities.

     Rights and warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period. Rights are similar to warrants except that they have a substantially shorter term. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company and may lack a secondary market.

     Equity-linked securities are convertible instruments whose value is based upon the value of one or more underlying equity securities, a reference rate or an index. Equity-linked securities come in many forms and may include features, among others, such as the following: (i) may be issued by the issuer of the underlying equity security or by a company other than the one to which the instrument is linked (usually an investment bank), (ii) may convert into equity securities, such as common stock, within a stated period from the issue date or may be redeemed for cash or some combination of cash and the linked security at a value based upon the value of the underlying equity security within a stated period from the issue date, (iii) may have various conversion features prior to maturity at the option of the holder or the issuer or both, (iv) may limit the appreciation value with caps or collars of the value of the underlying equity security and (v) may have fixed, variable or no interest payments during the life of the security which reflect the actual or a structured return relative to the underlying dividends of the linked equity security.

     Investments in equity-linked securities may subject the Fund to additional risks not ordinarily associated with investments in other equity securities. Because equity-linked securities are sometimes issued by a third party other than the issuer of the linked security, the Fund is subject to risks if the underlying stock underperforms and if the issuer defaults on the payment of the dividend or the common stock at maturity. In addition, the trading market for particular equity-linked securities may be less liquid, making it difficult for the Fund to dispose of a particular security when necessary and reduced liquidity in the secondary market for any such securities may make it more difficult to obtain market quotations for valuing the Fund's portfolio.

     Up to 5% of the Fund's net assets may be invested in convertible securities that are below investment grade. Debt securities rated below investment grade are commonly known as junk bonds. Although the Fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Fund, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

     The Fund may purchase and sell portfolio securities on a when-issued and delayed delivery basis. No income accrues to the Fund on securities in connection with such purchase transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price, and yields generally available on comparable securities when delivery occurs may be higher or lower than yields on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will segregate cash and/or liquid securities having an aggregate value at least equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objective and policies and not for the purpose of investment leverage.

SHORT SALES

     The Fund may engage in "short-sales against the box." A short sale is a transaction in which the Fund would sell securities it does not own (but has borrowed) in anticipation of a decline in the market price of securities. A short-sale against the box is a transaction where at all times when the short position is open the Fund owns an equal amount of such securities or securities convertible or exchangeable into such securities without payment of additional consideration. The Fund will not engage in short sales other than against the box. When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale to satisfy its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay to the lender any payments received on such borrowed securities. The Fund's obligation to replace the borrowed security will be secured by collateral of cash or liquid securities. Depending on arrangements made with the broker-dealer from which it borrowed the security, the Fund may not receive any payments (including interest) on its collateral. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a capital loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

FOREIGN INVESTING

     The Fund may invest in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the Adviser's assessment of the relative yield, appreciation potential and the relationship of a country's currency to the U.S. dollar, which is based upon such factors as fundamental economic strength, credit quality and interest rate trends. Investments in foreign securities present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

     In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States, and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.

     Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets are not fully invested or attractive investment opportunities are foregone.

     In addition to the increased risks of investing in foreign securities, there are often increased transaction costs associated with investing in securities of foreign issuers including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs, and higher settlement costs or custodial costs.

     The governments of some countries have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("privatization"). The Adviser believes that privatization may offer investors opportunities for significant capital appreciation and intends to invest assets of the Fund in privatization in appropriate circumstances. In certain countries, the ability of foreign entities, such as the Fund, to participate in privatization may be limited by local law, or the terms on which the Fund may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that governments will continue to sell companies currently owned or controlled by them or that any privatization programs in which the Fund participates will be successful.

     Foreign Currency Exchange Risks. To the extent the Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, the Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange ratios relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's yield on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies. The Fund does not intend to invest in any security in a country where the currency is not freely convertible to U.S. dollars, unless the Fund has obtained the necessary governmental licensing to convert such currency or other appropriately licensed or sanctioned contractual guarantee to protect such investment against loss of that currency's external value, or the Fund has a reasonable expectation at the time the investment is made that such governmental licensing or other appropriately licensed or sanctioned guarantee would be obtained or that the currency in which the security is quoted would be freely convertible at the time of any proposed sale of the security by the Fund.

     The Fund's foreign currency exchange transactions may be conducted on a spot basis (that is, cash basis) at the spot rate for purchasing or selling currency prevailing in the foreign currency exchange market. The Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

     The Fund may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the Fund purchases a foreign security traded in the currency which the Fund anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. The Fund will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out such contract. There can, however, be no assurance that such a liquid market will exist in which to close a forward contract, in which case the Fund may suffer a loss.

     It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. If the Fund engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between the Fund entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund would suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     The Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. In addition, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.


     The Fund may cross-hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies. The Fund may also engage in proxy hedging, which is defined as entering into positions in one currency to hedge investments denominated in another currency, where two currencies are economically linked. The Fund's entry into forward contracts, as well as any use of proxy or cross hedging techniques, will generally require the Fund to hold liquid securities or cash equal to the Fund's obligations in a segregated account throughout the duration of the contract. The Fund may combine forward contracts with investments in securities denominated in other currencies to achieve desired security and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign bond, the Fund may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, the Fund may be able to lock in the foreign currency value of the security and adopt a synthetic position reflecting the credit quality of the U.S. dollar-denominated security.


     To the extent required by the rules and regulations of the SEC, the Fund will earmark or place cash or other liquid assets into a segregated account in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the securities placed in the segregated account declines, additional cash or liquid assets will be placed in the account on a daily basis so that the value of the account will be at least equal to the amount of the Fund's commitments with respect to such contracts. See also "Strategic Transactions".

     Foreign Currency Exchange-Related Securities. Foreign currency warrants are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of the foreign currency. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case where the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to complex political or economic factors.

     Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" principal exchange rate linked securities are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

     Depositary Receipts. The Fund may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and other depositary receipts, to the extent that such depositary receipts become available. ADRs are securities, typically issued by a U.S. financial institution

(a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer (the "underlying issuer") and deposited with the depositary. ADRs include American Depositary Shares and New York Shares and may be "sponsored" or "unsponsored." Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADRs may be established by a depositary without participation by the underlying issuer. GDRs, EDRs and other types of depositary receipts are typically issued by foreign depositories, although they may also be issued by U.S. depositories, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation.

     Holders of unsponsored depositary receipts generally bear all the costs associated with establishing the unsponsored depositary receipt. The depositary of an unsponsored depositary receipt is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored depositary receipt voting rights with respect to the deposited securities or pool of securities. Depositary receipts are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the U.S. For purposes of the Fund's investment policies, the Fund's investments in depositary receipts will be deemed to be investments in the underlying securities, and, as such, are deemed to be investments in foreign securities.

     Eurodollar and Yankee Obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

     Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. In addition, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

     Investing in Emerging Market Countries. The risks of foreign investment are heightened when the issuer is from an emerging market country. The extent of economic development, political stability and market depth of such countries varies widely and investments in the securities of issuers in such countries typically involve greater potential gain or loss than investments in securities of issuers in more developed countries. Emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than those of developed markets. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed markets and the financial condition of issuers in emerging market countries may be more precarious than in other countries. Certain countries depend to a larger degree upon international trade or development assistance and, therefore, are vulnerable to changes in trade or assistance which, in turn, may be affected by a variety of factors. The Fund may be particularly sensitive to changes in the economies of certain countries resulting from any reversal of economic liberalization, political unrest or the imposition of sanctions by the U.S. or other countries.

     The Fund's purchase and sale of portfolio securities in emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic or sporadic trading or settlement or limitations on aggregate holdings by foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Fund, the Adviser, its affiliates or their respective clients or other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. Foreign investment in the securities markets of certain emerging market countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain countries may require governmental approval prior to investment by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Fund. The repatriation of both investment income and capital from certain emerging market countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in securities in certain countries, it is anticipated that the Fund may invest in such countries through other investment funds in such countries.

     Many emerging market countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation, which have had a negative effect on the economies and securities markets of such countries. Economies in emerging market countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures negotiated by the countries with which they trade.

     Many emerging market countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging market countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of political reforms, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging market countries. Unanticipated political or social developments may result in sudden and significant investment losses.

     Settlement procedures in emerging market countries are frequently less developed and reliable than those in developed markets. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to complete its contractual obligations. The creditworthiness of the local securities firms used by the Fund in emerging market countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

     The small size and inexperience of the securities markets in certain emerging market countries and the limited volume of trading in securities in those countries may make the Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities markets. The Fund's investments in emerging market countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging market countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

     The Fund's use of foreign currency management techniques in emerging market countries may be limited. Due to the limited market for these instruments in emerging market countries, the Adviser does not currently anticipate that a significant portion of the Fund's currency exposure in emerging market countries, if any, will be covered by such instruments.

ILLIQUID SECURITIES


     The Fund may invest up to 15% of its net assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with procedures approved by the Fund's Board of Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which typically range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief (such as "no action" letters issued by the staff of the SEC interpreting or providing guidance on the 1940 Act or regulations thereunder) from the provisions of the 1940 Act, as amended from time to time. If the Fund invests in such investment companies or investment funds, the Fund's shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment companies or investment fund.

                             STRATEGIC TRANSACTIONS

     The Fund may, but is not required to, use various investment strategies as described below ("Strategic Transactions") to earn income, to facilitate portfolio management and to mitigate risks. Techniques and instruments may change over time as new instruments and strategies are developed or as regulatory changes occur. Although the Adviser seeks to use such transactions to further the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result. The Fund's activities involving Strategic Transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code" or "Code"), for qualification as a regulated investment company.

     In the course of pursuing these investment strategies, the Fund may purchase and sell derivative securities such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, equity, fixed-income and interest rate indices and other financial instruments, purchase and sell financial futures contracts and options on futures contracts, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures contracts. Among other things, Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange markets, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

     Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

     Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices other than current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. The use of options and futures contracts transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures contracts markets and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures contracts and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. Income earned or deemed to be earned, if any, by the Fund from its Strategic Transactions will generally be taxable.

OPTIONS

     Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

     A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

     With certain exceptions, OCC issued and exchange-listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties.

     Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the

Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied.


     If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

     The Fund may purchase and sell call or put options on securities, including U.S. Treasury and agency securities, foreign sovereign debt, mortgage-backed securities, corporate debt securities, Eurodollar instruments and foreign debt securities that are traded on U.S. and foreign securities exchanges and in the OTC markets and related futures contracts on such securities, indices, currencies and futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

FUTURES CONTRACTS

     The Fund may enter into financial futures contracts or purchase or sell put and call options on futures contracts as a hedge against anticipated interest rate, currency, equity or fixed-income market changes and for risk management purposes. Futures contracts generally are bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller of the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts and Eurodollar instruments, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.


     The Fund's use of financial futures contracts and options on futures contracts will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management or other portfolio management purposes. Typically, maintaining a futures contract or selling an option on a futures contract requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures contracts involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures contract position just as it would for any position. Futures contracts and options on futures contracts are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

     The Fund will not enter into a futures contract or an option on a futures contract (except for closing transactions) for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options on futures contracts would exceed 15% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 15% limitation. The segregation requirements with respect to futures contracts and options on futures contracts are described below.

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

     The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

CURRENCY TRANSACTIONS

     The Fund may engage in currency transactions with counterparties to manage the value of currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures contracts, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below.


     The Fund's dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

     The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended to wholly or partially offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency other than with respect to cross-hedging or proxy hedging as described below.


     The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies.


     To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

     Risks of Currency Transactions. Currency transactions are subject to risks different from other transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

COMBINED TRANSACTIONS

     The Fund may enter into multiple transactions, including multiple options transactions, multiple futures contracts transactions and multiple currency transactions (including forward currency contracts) and any combination of futures contracts, options and currency transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

RISKS OF STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES

     When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

     Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash and/or liquid securities to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, the Fund must segregate cash and/or liquid securities in an amount at least equal to the current amount of the obligation. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash and/or liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash and/or liquid securities equal to the excess of the index value over the exercise price on a current basis.

A put option written by the Fund requires the Fund to segregate cash and/or liquid securities equal to the exercise price. A currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency and liquid securities denominated in that currency equal to the Fund's obligations or to segregate cash and/or liquid securities equal to the amount of the Fund's obligation.

     OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash and/or liquid securities equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash and/or liquid securities equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of cash and/or liquid securities equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

     In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and/or liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract.

     Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund also may enter into offsetting transactions so that its combined position, coupled with any segregated cash and/or liquid securities, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash and/or liquid securities if the Fund held a futures contract or forward contract, it could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions also may be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash and/or liquid securities equal to any remaining obligation would need to be segregated.

                            INVESTMENT RESTRICTIONS

     The Fund has adopted the following fundamental investment restrictions which may not be changed without shareholder approval by the vote of a majority of its outstanding voting securities, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund's voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitations on illiquid securities and borrowings, the percentage limitations apply at the time of purchase and on an ongoing basis. These restrictions provide that the Fund shall not:

     1. Invest in a manner inconsistent with its classification as a "diversified company" as provided by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

     2. Issue senior securities nor borrow money, except the Fund may issue senior securities or borrow money to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

     3. Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

     4. Invest in any security if, as a result, 25% or more of the value of the Fund's total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except (a) securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or securities of state and municipal governments or their political subdivisions, or (b) when the Fund has taken a temporary defensive position, or (c) as otherwise provided by
        (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

     5. Purchase or sell real estate except that the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (f) as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

     6. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

     7. Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.


     The latter part of certain of the Fund's fundamental investment restrictions (i.e., the references to "as may otherwise be permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or
(iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time") provide the Fund with flexibility to change its limitations in connection with changes in applicable law, rules, regulations or exemptive relief. The language used in these restrictions provides the necessary flexibility to allow the Fund's Board to respond efficiently to these kinds of developments without the delay and expense of a shareholder meeting.


NON-FUNDAMENTAL POLICIES


     The Fund has adopted the following operating policies which may be amended by its Board of Trustees. The Fund shall not:



     1. Invest in other investment companies in reliance on Section 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the 1940 Act.



     2. Borrow money except for temporary purposes and then in an amount not in excess of 5% of the value of the total assets of the Fund at the time the borrowing is made.

                             TRUSTEES AND OFFICERS



     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.



                              INDEPENDENT TRUSTEES



                                                                                          NUMBER OF
                                               TERM OF                                     FUNDS IN
                                              OFFICE AND                                     FUND
                                 POSITION(S)  LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)          OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS             BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (62)               Trustee          +       Chairman and Chief Executive        72       Trustee/Director/
Blistex Inc.                                              Officer of Blistex Inc., a                   Managing General
1800 Swift Drive                                          consumer health care products                Partner of funds in
Oak Brook, IL 60523                                       manufacturer.                                the Fund Complex.
                                                                                                       Director of the
                                                                                                       Heartland Alliance, a
                                                                                                       nonprofit
                                                                                                       organization serving
                                                                                                       human needs based in
                                                                                                       Chicago. Board member
                                                                                                       of the Illinois
                                                                                                       Manufacturers'
                                                                                                       Association.

Jerry D. Choate (68)             Trustee          +       Prior to January 1999,              72       Trustee/Director/
33971 Selva Road                                          Chairman and Chief Executive                 Managing General
Suite 130                                                 Officer of the Allstate                      Partner of funds in
Dana Point, CA 92629                                      Corporation ("Allstate") and                 the Fund Complex.
                                                          Allstate Insurance Company.                  Director of H&R
                                                          Prior to January 1995,                       Block, Amgen Inc., a
                                                          President and Chief Executive                biotechnological
                                                          Officer of Allstate. Prior to                company, and Valero
                                                          August 1994, various                         Energy Corporation,
                                                          management positions at                      an independent
                                                          Allstate.                                    refining company.


                                                                                          NUMBER OF
                                               TERM OF                                     FUNDS IN
                                              OFFICE AND                                     FUND
                                 POSITION(S)  LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)          OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS             BY TRUSTEE   HELD BY TRUSTEE
Rod Dammeyer (66)                Trustee          +       President of CAC, L.L.C., a         72       Trustee/Director/
CAC, L.L.C.                                               private company offering                     Managing General
4350 LaJolla Village Drive                                capital investment and                       Partner of funds in
Suite 980                                                 management advisory services.                the Fund Complex.
San Diego, CA 92122-6223                                                                               Director of Quidel
                                                                                                       Corporation,
                                                                                                       Stericycle, Inc.,
                                                                                                       Ventana Medical
                                                                                                       Systems, Inc. and
                                                                                                       Trustee of The
                                                                                                       Scripps Research
                                                                                                       Institute. Prior to
                                                                                                       April 2007, Director
                                                                                                       of GATX Corporation.
                                                                                                       Prior to April 2004,
                                                                                                       Director of
                                                                                                       TheraSense, Inc.
                                                                                                       Prior to January
                                                                                                       2004, Director of
                                                                                                       TeleTech Holdings
                                                                                                       Inc. and Arris Group,
                                                                                                       Inc.

Linda Hutton Heagy++ (59)        Trustee          +       Managing Partner of Heidrick &      72       Trustee/Director/
Heidrick & Struggles                                      Struggles, an international                  Managing General
233 South Wacker Drive                                    executive search firm. Prior                 Partner of funds in
Suite 7000                                                to 1997, Partner of Ray &                    the Fund Complex.
Chicago, IL 60606                                         Berndtson, Inc., an executive                Trustee on the
                                                          recruiting firm. Prior to                    University of Chicago
                                                          1995, Executive Vice President               Hospitals Board, Vice
                                                          of ABN AMRO, N.A., a bank                    Chair of the Board of
                                                          holding company. Prior to                    the YMCA of
                                                          1990, Executive Vice President               Metropolitan Chicago
                                                          of The Exchange National Bank.               and a member of the
                                                                                                       Women's Board of the
                                                                                                       University of
                                                                                                       Chicago.

R. Craig Kennedy (55)            Trustee          +       Director and President of the       72       Trustee/Director/
1744 R Street, NW                                         German Marshall Fund of the                  Managing General
Washington, DC 20009                                      United States, an independent                Partner of funds in
                                                          U.S. foundation created to                   the Fund Complex.
                                                          deepen understanding, promote
                                                          collaboration and stimulate
                                                          exchanges of practical
                                                          experience between Americans
                                                          and Europeans. Formerly,
                                                          advisor to the Dennis Trading
                                                          Group Inc., a managed futures
                                                          and option company that
                                                          invests money for individuals
                                                          and institutions. Prior to
                                                          1992, President and Chief
                                                          Executive Officer, Director
                                                          and member of the Investment
                                                          Committee of the Joyce
                                                          Foundation, a private
                                                          foundation.

                                                                                          NUMBER OF
                                               TERM OF                                     FUNDS IN
                                              OFFICE AND                                     FUND
                                 POSITION(S)  LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)          OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS             BY TRUSTEE   HELD BY TRUSTEE

Howard J Kerr (71)               Trustee          +       Prior to 1998, President and        72       Trustee/Director/
14 Huron Trace                                            Chief Executive Officer of                   Managing General
Galena, IL 61036                                          Pocklington Corporation, Inc.,               Partner of funds in
                                                          an investment holding company.               the Fund Complex.
                                                                                                       Director of the Lake
                                                                                                       Forest Bank & Trust.
                                                                                                       Director of the
                                                                                                       Marrow Foundation.

Jack E. Nelson (71)              Trustee          +       President of Nelson Investment      72       Trustee/Director/
423 Country Club Drive                                    Planning Services, Inc., a                   Managing General
Winter Park, FL 32789                                     financial planning company and               Partner of funds in
                                                          registered investment adviser                the Fund Complex.
                                                          in the State of Florida.
                                                          President of Nelson Ivest
                                                          Brokerage Services Inc., a
                                                          member of the NASD, Securities
                                                          Investors Protection Corp. and
                                                          the Municipal Securities
                                                          Rulemaking Board. President of
                                                          Nelson Sales and Services
                                                          Corporation, a marketing and
                                                          services company to support
                                                          affiliated companies.

Hugo F. Sonnenschein (66)        Trustee          +       President Emeritus and              72       Trustee/Director/
1126 E. 59th Street                                       Honorary Trustee of the                      Managing General
Chicago, IL 60637                                         University of Chicago and the                Partner of funds in
                                                          Adam Smith Distinguished                     the Fund Complex.
                                                          Service Professor in the                     Trustee of the
                                                          Department of Economics at the               University of
                                                          University of Chicago. Prior                 Rochester and a
                                                          to July 2000, President of the               member of its
                                                          University of Chicago.                       investment committee.
                                                                                                       Member of the
                                                                                                       National Academy of
                                                                                                       Sciences, the
                                                                                                       American
                                                                                                       Philosophical Society
                                                                                                       and a fellow of the
                                                                                                       American Academy of
                                                                                                       Arts and Sciences.

                                                                                          NUMBER OF
                                               TERM OF                                     FUNDS IN
                                              OFFICE AND                                     FUND
                                 POSITION(S)  LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)          OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS             BY TRUSTEE   HELD BY TRUSTEE

Suzanne H. Woolsey, Ph.D. (65)   Trustee          +       Chief Communications Officer        72       Trustee/Director/
815 Cumberstone Road                                      of the National Academy of                   Managing General
Harwood, MD 20776                                         Sciences/National Research                   Partner of funds in
                                                          Council, an independent,                     the Fund Complex.
                                                          federally chartered policy                   Director of Fluor
                                                          institution, from 2001 to                    Corp., an
                                                          November 2003 and Chief                      engineering,
                                                          Operating Officer from 1993 to               procurement and
                                                          2001. Prior to 1993, Executive               construction
                                                          Director of the Commission on                organization, since
                                                          Behavioral and Social Sciences               January 2004.
                                                          and Education at the National                Director of
                                                          Academy of Sciences/National                 Intelligent Medical
                                                          Research Council. From 1980                  Devices, Inc., a
                                                          through 1989, Partner of                     symptom based
                                                          Coopers & Lybrand.                           diagnostic tool for
                                                                                                       physicians and
                                                                                                       clinical labs.
                                                                                                       Director of the
                                                                                                       Institute for Defense
                                                                                                       Analyses, a federally
                                                                                                       funded research and
                                                                                                       development center,
                                                                                                       Director of the
                                                                                                       German Marshall Fund
                                                                                                       of the United States,
                                                                                                       Director of the Rocky
                                                                                                       Mountain Institute
                                                                                                       and Trustee of
                                                                                                       California Institute
                                                                                                       of Technology and the
                                                                                                       Colorado College.

                              INTERESTED TRUSTEE*



                                                                                          NUMBER OF
                                            TERM OF                                        FUNDS IN
                                           OFFICE AND                                        FUND
                              POSITION(S)  LENGTH OF                                       COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)             OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS                BY TRUSTEE   HELD BY TRUSTEE
Wayne W. Whalen* (67)         Trustee          +       Partner in the law firm of             72       Trustee/Director/
333 West Wacker Drive                                  Skadden, Arps, Slate, Meagher &                 Managing General
Chicago, IL 60606                                      Flom LLP, legal counsel to funds                Partner of funds in
                                                       in the Fund Complex.                            the Fund Complex.
                                                                                                       Director of the
                                                                                                       Abraham Lincoln
                                                                                                       Presidential Library
                                                                                                       Foundation.


------------------------------------


 + See Table D below.



++ As indicated above, Ms. Heagy is an employee of Heidrick and Struggles, an international executive search firm ("Heidrick"). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been unrelated to Van Kampen's or Morgan Stanley's asset management businesses and have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley. Ms. Heagy does own common shares of Heidrick (representing less than 1% of Heidrick's outstanding common shares).



 * Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

                                    OFFICERS



                                                     TERM OF
                                                    OFFICE AND
                                   POSITION(S)      LENGTH OF
NAME, AGE AND                       HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND           SERVED    DURING PAST 5 YEARS

Ronald E. Robison (68)          President and          +++      President of funds in the Fund Complex since September 2005
522 Fifth Avenue                Principal                       and Principal Executive Officer of funds in the Fund Complex
New York, NY 10036              Executive                       since May 2003. Managing Director of Van Kampen Advisors
                                Officer                         Inc. since June 2003. Director of Investor Services since
                                                                September 2002. Director of the Adviser, Van Kampen
                                                                Investments and Van Kampen Exchange Corp. since January
                                                                2005. Managing Director of Morgan Stanley and Morgan Stanley
                                                                & Co. Incorporated. Managing Director and Director of Morgan
                                                                Stanley Investment Management Inc. Chief Administrative
                                                                Officer, Managing Director and Director of Morgan Stanley
                                                                Investment Advisors Inc. and Morgan Stanley Services Company
                                                                Inc. Managing Director and Director of Morgan Stanley
                                                                Distributors Inc. and Morgan Stanley Distribution Inc. Chief
                                                                Executive Officer and Director of Morgan Stanley Trust.
                                                                Executive Vice President and Principal Executive Officer of
                                                                the Institutional and Retail Morgan Stanley Funds. Director
                                                                of Morgan Stanley SICAV. Previously, Chief Global Operations
                                                                Officer of Morgan Stanley Investment Management Inc. and
                                                                Executive Vice President of funds in the Fund Complex from
                                                                May 2003 to September 2005.

Dennis Shea (54)                Vice President         +++      Managing Director of Morgan Stanley Investment Advisors
522 Fifth Avenue                                                Inc., Morgan Stanley Investment Management Inc., the Adviser
New York, NY 10036                                              and Van Kampen Advisors Inc. Chief Investment
                                                                Officer--Global Equity of the same entities since February
                                                                2006. Vice President of Morgan Stanley Institutional and
                                                                Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006. Previously, Managing
                                                                Director and Director of Global Equity Research at Morgan
                                                                Stanley from April 2000 to February 2006.

J. David Germany (52)           Vice President         +++      Managing Director of Morgan Stanley Investment Advisors
20 Bank Street,                                                 Inc., Morgan Stanley Investment Management Inc., the Adviser
Canary Wharf                                                    and Van Kampen Advisors Inc. Chief Investment
London, GBR E14 4AD                                             Officer--Global Fixed Income of the same entities since
                                                                December 2005. Managing Director and Director of Morgan
                                                                Stanley Investment Management Ltd. Director of Morgan
                                                                Stanley Investment Management (ACD) Limited since December
                                                                2003. Vice President of Morgan Stanley Institutional and
                                                                Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006.

Amy R. Doberman (45)            Vice President         +++      Managing Director and General Counsel--U.S. Investment
522 Fifth Avenue                                                Management; Managing Director of Morgan Stanley Investment
New York, NY 10036                                              Management Inc., Morgan Stanley Investment Advisors Inc. and
                                                                the Adviser. Vice President of the Morgan Stanley
                                                                Institutional and Retail Funds since July 2004 and Vice
                                                                President of funds in the Fund Complex since August 2004.
                                                                Previously, Managing Director and General Counsel of
                                                                Americas, UBS Global Asset Management from July 2000 to July
                                                                2004 and General Counsel of Aeltus Investment Management,
                                                                Inc. from January 1997 to July 2000.

Stefanie V. Chang (40)          Vice President         +++      Executive Director of Morgan Stanley Investment Management
522 Fifth Avenue                and Secretary                   Inc. Vice President and Secretary of funds in the Fund
New York, NY 10036                                              Complex.

John L. Sullivan (51)           Chief Compliance       +++      Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza - Suite 100    Officer                         August 2004. Prior to August 2004, Director and Managing
P.O. Box 5555                                                   Director of Van Kampen Investments, the Adviser, Van Kampen
Oakbrook Terrace, IL 60181                                      Advisors Inc. and certain other subsidiaries of Van Kampen
                                                                Investments, Vice President, Chief Financial Officer and
                                                                Treasurer of funds in the Fund Complex and head of Fund
                                                                Accounting for Morgan Stanley Investment Management Inc.
                                                                Prior to December 2002, Executive Director of Van Kampen
                                                                Investments, the Adviser and Van Kampen Advisors Inc.

                                                     TERM OF
                                                    OFFICE AND
                                   POSITION(S)      LENGTH OF
NAME, AGE AND                       HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND           SERVED    DURING PAST 5 YEARS

Stuart N. Schuldt (45)          Chief Financial        +++      Executive Director of Morgan Stanley Investment Management
1 Parkview Plaza - Suite 100    Officer and                     Inc. since June 2007. Chief Financial Officer and Treasurer
P.O. Box 5555                   Treasurer                       of funds in the Fund Complex since June 2007. Prior to June
Oakbrook Terrace, IL 60181                                      2007, Senior Vice President of Northern Trust Company,
                                                                Treasurer and Principal Financial Officer of Northern Trust
                                                                U.S. mutual fund complex.


------------------------------------


+++ See Table E below.



COMPENSATION


     Each trustee/director/managing general partner (hereinafter referred to in this section as "trustee") who is not an affiliated person (as defined in the 1940 Act) of Van Kampen Investments, the Adviser or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to funds in the Fund Complex. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a deferred compensation plan to its Non-Affiliated Trustees that allows such trustees to defer receipt of their compensation until retirement and earn a return on such deferred amounts. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund. Deferring compensation has the same economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met. Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from the Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit per year for each of the 10 years following such retirement from the Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from the Fund.

     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE


                                                                Fund Complex
                                                ---------------------------------------------
                                                                 Aggregate
                                                 Aggregate       Estimated
                                                Pension or        Maximum           Total
                                                Retirement        Annual        Compensation
                                 Aggregate       Benefits      Benefits from       before
                                Compensation    Accrued as       the Fund       Deferral from
                                  from the        Part of      Complex Upon         Fund
             Name                 Trust(1)      Expenses(2)    Retirement(3)     Complex(4)
             ----               ------------    -----------    -------------    -------------
INDEPENDENT TRUSTEES
David C. Arch                     $17,577        $ 35,373        $105,000         $259,418
Jerry D. Choate                    17,602          80,600         105,000          254,394
Rod Dammeyer                       17,577          64,051         105,000          259,418
Linda Hutton Heagy                 17,602          25,769         105,000          254,394
R. Craig Kennedy                   17,602          18,372         105,000          254,394
Howard J Kerr                      17,577         140,735         143,750          259,418
Jack E. Nelson                     15,770          92,953         105,000          238,523
Hugo F. Sonnenschein               17,577          64,671         105,000          259,418
Suzanne H. Woolsey                 17,602          57,060         105,000          254,394
INTERESTED TRUSTEE
Wayne W. Whalen                    17,577          67,997         105,000          259,418


------------------------------------


(1) The amounts shown in this column represent the aggregate compensation before deferral from all operating series of the Trust during the fiscal year ended March 31, 2007. The details of aggregate compensation before deferral for each operating series of the Trust during the fiscal year ended March 31, 2007 are shown in Table A below. The details of compensation deferred for each operating series of the Trust during the fiscal year ended March 31, 2007 are shown in Table B below. The details of cumulative deferred compensation (including interest) for each operating series of the Trust as of March 31, 2007 are shown in Table C below. The deferred compensation plan is described above the Compensation Table.



(2) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating funds in the Fund Complex for each of the trustees for the funds' respective fiscal years ended in 2006. The retirement plan is described above the Compensation Table.



(3) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex as of the date of this Statement of Additional Information for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The retirement plan is described above the Compensation Table. Each trustee has served as a member of the Board of Trustees since the year set forth in Table D below.



(4) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2006 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund

Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

                                    TABLE A


                  FISCAL YEAR 2007 AGGREGATE COMPENSATION FROM

                           THE TRUST AND EACH SERIES


                                                                  INDEPENDENT TRUSTEES
                                     FISCAL    -----------------------------------------------------------
FUND NAME                           YEAR-END    ARCH     CHOATE    DAMMEYER    HEAGY    KENNEDY     KERR
---------                           --------    ----     ------    --------    -----    -------     ----
Aggressive Growth Fund.............   3/31     $ 3,084   $ 3,087   $ 3,084    $ 3,087   $ 3,087    $ 3,084
Asset Allocation Conservative
 Fund..............................   3/31         469       469       469        469       469        469
Asset Allocation Moderate Fund.....   3/31         471       471       471        471       471        471
Asset Allocation Growth Fund.......   3/31         471       471       471        471       471        471
Core Equity Fund*..................   3/31           0         0         0          0         0          0
Disciplined Small Cap Value Fund...   3/31           0         0         0          0         0          0
Leaders Fund.......................   3/31       1,570     1,572     1,570      1,572     1,572      1,570
Mid Cap Growth Fund................   3/31       2,938     2,942     2,938      2,942     2,942      2,938
Select Growth Fund.................   3/31       1,528     1,531     1,528      1,531     1,531      1,528
Small Cap Growth Fund..............   3/31       1,814     1,817     1,814      1,817     1,817      1,814
Small Cap Value Fund...............   3/31       1,867     1,870     1,867      1,870     1,870      1,867
Small Company Growth Fund*.........   3/31           0         0         0          0         0          0
Utility Fund.......................   3/31       1,577     1,581     1,577      1,581     1,581      1,577
Value Opportunities Fund...........   3/31       1,788     1,791     1,788      1,791     1,791      1,788
                                      ----     -------   -------   -------    -------   -------    -------
 Equity Trust Total................            $17,577   $17,602   $17,577    $17,602   $17,602    $17,577

                                                                        INTERESTED
                                           INDEPENDENT TRUSTEES          TRUSTEE
                                     --------------------------------   ----------
FUND NAME                            NELSON    SONNENSCHEIN   WOOLSEY     WHALEN
---------                            ------    ------------   -------     ------
Aggressive Growth Fund.............  $ 2,858     $ 3,084      $3,087     $ 3,084
Asset Allocation Conservative
 Fund..............................      469         469         469         469
Asset Allocation Moderate Fund.....      471         471         471         471
Asset Allocation Growth Fund.......      471         471         471         471
Core Equity Fund*..................        0           0           0           0
Disciplined Small Cap Value Fund...        0           0           0           0
Leaders Fund.......................    1,343       1,570       1,572       1,570
Mid Cap Growth Fund................    2,713       2,938       2,942       2,938
Select Growth Fund.................    1,302       1,528       1,531       1,528
Small Cap Growth Fund..............    1,588       1,814       1,817       1,814
Small Cap Value Fund...............    1,641       1,867       1,870       1,867
Small Company Growth Fund*.........        0           0           0           0
Utility Fund.......................    1,352       1,577       1,581       1,577
Value Opportunities Fund...........    1,562       1,788       1,791       1,788
                                     -------     -------      -------    -------
 Equity Trust Total................  $15,770     $17,577      $17,602    $17,577


------------------------------------

 * Had not commenced investment operations as of March 31, 2007.


                                    TABLE B


             FISCAL YEAR 2007 AGGREGATE COMPENSATION DEFERRED FROM

                           THE TRUST AND EACH SERIES


                                                                                                                       INTERESTED
                                                                          INDEPENDENT TRUSTEES                          TRUSTEE
                                           FISCAL    ---------------------------------------------------------------   ----------
FUND NAME                                 YEAR-END   CHOATE    DAMMEYER    HEAGY    KENNEDY   NELSON    SONNENSCHEIN     WHALEN
---------                                 --------   ------    --------    -----    -------   ------    ------------     ------
Aggressive Growth Fund..................    3/31     $3,087    $ 3,084    $ 3,087   $1,544    $2,858      $ 3,084       $ 3,084
Asset Allocation Conservative Fund......    3/31        469        469        469      235       469          469           469
Asset Allocation Moderate Fund..........    3/31        471        471        471      236       471          471           471
Asset Allocation Growth Fund............    3/31        471        471        471      236       471          471           471
Core Equity Fund*.......................    3/31          0          0          0        0         0            0             0
Disciplined Small Cap Value Fund........    3/31          0          0          0        0         0            0             0
Leaders Fund............................    3/31      1,572      1,570      1,572      786     1,343        1,570         1,570
Mid Cap Growth Fund.....................    3/31      2,942      2,938      2,942    1,471     2,713        2,938         2,938
Select Growth Fund......................    3/31      1,531      1,528      1,531      766     1,302        1,528         1,528
Small Cap Growth Fund...................    3/31      1,817      1,814      1,817      909     1,588        1,814         1,814
Small Cap Value Fund....................    3/31      1,870      1,867      1,870      935     1,641        1,867         1,867
Small Company Growth Fund*..............    3/31          0          0          0        0         0            0             0
Utility Fund............................    3/31      1,581      1,577      1,581      791     1,352        1,577         1,577
Value Opportunities Fund................    3/31      1,791      1,788      1,791      896     1,562        1,788         1,788
                                                     -------   -------    -------   ------    -------     -------       -------
 Equity Trust Total.....................             $17,602   $17,577    $17,602   $8,805    $15,770     $17,577       $17,577


------------------------------------
 * Had not commenced investment operations as of March 31, 2007.

                                    TABLE C

                        CUMULATIVE COMPENSATION DEFERRED
                 (PLUS INTEREST) FROM THE TRUST AND EACH SERIES


                                                                     CURRENT INDEPENDENT TRUSTEES
                                     FISCAL    ------------------------------------------------------------------------
FUND NAME                           YEAR-END    CHOATE     DAMMEYER        HEAGY     KENNEDY     NELSON    SONNENSCHEIN
---------                           --------    ------     --------        -----     -------     ------    ------------
Aggressive Growth Fund.............   3/31     $ 24,128    $ 9,767        $ 28,830   $12,403    $ 38,744      $11,302
Asset Allocation Conservative
 Fund..............................   3/31          477        474             480       242         475          482
Asset Allocation Moderate Fund.....   3/31          479        476             482       243         477          484
Asset Allocation Growth Fund.......   3/31          479        476             482       243         477          484
Core Equity Fund*..................   3/31            0          0               0         0           0            0
Disciplined Small Cap Value Fund...   3/31            0          0               0         0           0            0
Leaders Fund.......................   3/31        1,684      1,669           1,722       866       1,428        1,728
Mid Cap Growth Fund................   3/31       21,907      8,822          24,729    11,616      34,144       10,479
Select Growth Fund.................   3/31       12,766      5,641          12,711     3,723      12,654        6,667
Small Cap Growth Fund..............   3/31       10,201      5,602          10,323     2,611      10,216        6,565
Small Cap Value Fund...............   3/31       12,903      6,154          12,505     3,677      12,678        7,214
Small Company Growth Fund*.........   3/31            0          0               0         0           0            0
Utility Fund.......................   3/31       12,626      5,473          18,504    22,891      48,242        6,452
Value Opportunities Fund...........   3/31        9,313      5,588           9,501     2,014       9,370        6,549
                                               --------    -------        --------   -------    --------      -------
 Equity Trust Total................            $106,963    $50,142        $120,269   $60,529    $168,905      $58,406

                                                                    CURRENT
                                         FORMER INDEPENDENT        INTERESTED
                                              TRUSTEES              TRUSTEE
                                     ---------------------------   ----------
FUND NAME                            BRANAGAN    REES     SISTO      WHALEN
---------                            --------    ----     -----      ------
Aggressive Growth Fund.............  $11,949    $    0   $ 3,945    $ 33,902
Asset Allocation Conservative
 Fund..............................        0         0         0         477
Asset Allocation Moderate Fund.....        0         0         0         479
Asset Allocation Growth Fund.......        0         0         0         479
Core Equity Fund*..................        0         0         0           0
Disciplined Small Cap Value Fund...        0         0         0           0
Leaders Fund.......................        0         0         0       1,689
Mid Cap Growth Fund................    9,648       226     3,173      29,798
Select Growth Fund.................    2,628         0       222      13,084
Small Cap Growth Fund..............    1,474         0         0      10,630
Small Cap Value Fund...............    2,582         0       530      13,012
Small Company Growth Fund*.........        0         0         0           0
Utility Fund.......................    7,996     1,979     4,199      30,239
Value Opportunities Fund...........    1,057         0         0       9,787
                                     -------    ------   -------    --------
 Equity Trust Total................  $37,334    $2,205   $12,069    $143,576


------------------------------------

* Had not commenced investment operations as of March 31, 2007.


                                    TABLE D

          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST


                                                                                                                       INTERESTED
                                                                INDEPENDENT TRUSTEES                                    TRUSTEE
                                 -----------------------------------------------------------------------------------   ----------
FUND NAME                        ARCH   CHOATE   DAMMEYER   HEAGY   KENNEDY   KERR   NELSON   SONNENSCHEIN   WOOLSEY     WHALEN
---------                        ----   ------   --------   -----   -------   ----   ------   ------------   -------     ------
Aggressive Growth Fund.........  2003    1999      2003     1996     1996     2003    1996        2003        1999        1996
Asset Allocation Conservative
 Fund..........................  2006    2006      2006     2006     2006     2006    2006        2006        2006        2006
Asset Allocation Moderate
 Fund..........................  2006    2006      2006     2006     2006     2006    2006        2006        2006        2006
Asset Allocation Growth Fund...  2006    2006      2006     2006     2006     2006    2006        2006        2006        2006
Core Equity Fund*..............  2007    2007      2007     2007     2007     2007    2007        2007        2007        2007
Disciplined Small Cap Value
 Fund..........................  2006    2006      2006     2006     2006     2006    2006        2006        2006        2006
Leaders Fund...................  2005    2005      2005     2005     2005     2005    2005        2005        2005        2005
Mid Cap Growth Fund............  2003    1999      2003     1995     1995     2003    1995        2003        1999        1995
Select Growth Fund.............  2003    2000      2003     2000     2000     2003    2000        2003        2000        2000
Small Cap Growth Fund..........  2003    2000      2003     2000     2000     2003    2000        2003        2000        2000
Small Cap Value Fund...........  2003    1999      2003     1999     1999     2003    1999        2003        1999        1999
Small Company Growth Fund*.....  2003    2000      2003     2000     2000     2003    2000        2003        2000        2000
Utility Fund...................  2003    1999      2003     1995     1993     2003    1993        2003        1999        1993
Value Opportunities Fund.......  2003    2001      2003     2001     2001     2003    2001        2003        2001        2001


------------------------------------
* Had not commenced investment operations as of March 31, 2007.

                                    TABLE E

          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST


                                                                           OFFICERS
                                               ----------------------------------------------------------------
FUND NAME                                      CHANG   DOBERMAN   GERMANY   ROBISON   SCHULDT   SHEA   SULLIVAN
---------                                      -----   --------   -------   -------   -------   ----   --------
Aggressive Growth Fund.......................  2003      2004      2006      2003      2007     2006     1996
Asset Allocation Conservative Fund...........  2006      2006      2006      2006      2007     2006     2006
Asset Allocation Moderate Fund...............  2006      2006      2006      2006      2007     2006     2006
Asset Allocation Growth Fund.................  2006      2006      2006      2006      2007     2006     2006
Core Equity Fund*............................  2007      2007      2007      2007      2007     2007     2007
Disciplined Small Cap Value Fund.............  2006      2006      2006      2006      2007     2006     2006
Leaders Fund.................................  2005      2005      2006      2005      2007     2006     2005
Mid Cap Growth Fund..........................  2003      2004      2006      2003      2007     2006     1996
Select Growth Fund...........................  2003      2004      2006      2003      2007     2006     2000
Small Cap Growth Fund........................  2003      2004      2006      2003      2007     2006     2000
Small Cap Value Fund.........................  2003      2004      2006      2003      2007     2006     1999
Small Company Growth Fund*...................  2003      2004      2006      2003      2007     2006     2000
Utility Fund.................................  2003      2004      2006      2003      2007     2006     1996
Value Opportunities Fund.....................  2003      2004      2006      2003      2007     2006     2001


------------------------------------

* Had not commenced investment operations as of March 31, 2007.


BOARD COMMITTEES

     The Board of Trustees has three standing committees (an audit committee, a brokerage and services committee and a governance committee). Each committee is comprised solely of "Independent Trustees", which is defined for purposes herein as trustees who: (1) are not "interested persons" of the Fund as defined by the 1940 Act and (2) are "independent" of the Fund as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards.


     The Board's audit committee consists of Jerry D. Choate, Rod Dammeyer and
R. Craig Kennedy. In addition to being Independent Trustees as defined above, each of these trustees also meets the additional independence requirements for audit committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The audit committee makes recommendations to the Board of Trustees concerning the selection of the Fund's independent registered public accounting firm, reviews with such independent registered public accounting firm the scope and results of the Fund's annual audit and considers any comments which the independent registered public accounting firm may have regarding the Fund's financial statements, accounting records or internal controls. The Board of Trustees has adopted a formal written charter for the audit committee which sets forth the audit committee's responsibilities. The audit committee has reviewed and discussed the financial statements of the Fund with management as well as with the independent registered public accounting firm of the Fund, and discussed with the independent registered public accounting firm the matters required to be discussed under the Statement of Auditing Standards No. 61. The audit committee has received the written disclosures and the letter from the independent registered public accounting firm required under Independence Standards Board Standard No. 1 and has discussed with the independent registered public accounting firm its independence. Based on this review, the audit committee recommended to the Board of Trustees of the Fund that the Fund's audited financial statements be included in the Fund's annual report to shareholders for the most recent fiscal year for filing with the SEC.

     The Board's brokerage and services committee consists of Linda Hutton Heagy, Hugo F. Sonnenschein and Suzanne H. Woolsey. The brokerage and services committee reviews the Fund's allocation of brokerage transactions and soft-dollar practices and reviews the transfer agency and shareholder servicing arrangements with Investor Services.

     The Board's governance committee consists of David C. Arch, Howard J Kerr and Jack E. Nelson. In addition to being Independent Trustees as defined above, each of these trustees also meets the additional independence requirements for nominating committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The governance committee identifies individuals qualified to serve as Independent Trustees on the Board and on committees of the Board, advises the Board with respect to Board composition, procedures and committees, develops and recommends to the Board a set of corporate governance principles applicable to the Fund, monitors corporate governance matters and makes recommendations to the Board, and acts as the administrative committee with respect to Board policies and procedures, committee policies and procedures and codes of ethics. The Independent Trustees of the Fund select and nominate any other nominee Independent Trustees for the Fund. While the Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board of Trustees as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below.


     During the Fund's last fiscal year, the Board of Trustees held 8 meetings. During the Fund's last fiscal year, the audit committee of the Board held 7 meetings, the brokerage and services committee of the Board held 4 meetings and the governance committee of the Board held 2 meetings.


SHAREHOLDER COMMUNICATIONS

     Shareholders may send communications to the Board of Trustees. Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for such trustee above. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

SHARE OWNERSHIP


     Excluding deferred compensation balances as described in the Compensation Table, as of December 31, 2006, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of the Trust beneficially owned equity securities of each series of the Trust and all of the funds in the Fund Complex overseen by the trustee in the dollar range amounts specified below.


                2006 TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES


INDEPENDENT TRUSTEES

                                                        TRUSTEES
DOLLAR RANGE OF EQUITY SECURITIES IN  --------------------------------------------
EACH SERIES OF THE TRUST                ARCH       CHOATE      DAMMEYER    HEAGY
------------------------------------    ----       ------      --------    -----
Aggressive Growth Fund............      none        none        none        none
Asset Allocation Conservative
 Fund.............................      none        none        none        none
Asset Allocation Moderate Fund....      none        none        none        none
Asset Allocation Growth Fund......      none        none        none        none
Core Equity Fund*.................      none        none        none        none
Disciplined Small Cap Value Fund*..     none        none        none        none
Leaders Fund......................      none        none        none        none
Mid Cap Growth Fund...............      none        none        none        none
Select Growth Fund................      none        none        none        none
Small Cap Growth Fund.............      none        none        none        none
Small Cap Value Fund..............      none        none        none        none
Small Company Growth Fund*........      none        none        none        none
Utility Fund......................      none        none        none        none
Value Opportunities Fund..........    $10,001-      none        none        none
                                      $50,000

AGGREGATE DOLLAR RANGE OF EQUITY
 SECURITIES IN ALL REGISTERED
 INVESTMENT COMPANIES OVERSEEN BY
 TRUSTEE IN THE FUND COMPLEX......      over      $10,001-      over      $50,001-
                                      $100,000     $50,000     $100,000   $100,000

                                                                   TRUSTEES
DOLLAR RANGE OF EQUITY SECURITIES IN  -------------------------------------------------------------------
EACH SERIES OF THE TRUST                  KENNEDY          KERR        NELSON     SONNENSCHEIN   WOOLSEY
------------------------------------      -------          ----        ------     ------------   -------
Aggressive Growth Fund............      $1-$10,000         none         none         none          none
Asset Allocation Conservative
 Fund.............................         none            none         none         none          none
Asset Allocation Moderate Fund....         none            none         none         none          none
Asset Allocation Growth Fund......         none            none         none         none          none
Core Equity Fund*.................         none            none         none         none          none
Disciplined Small Cap Value Fund*..        none            none         none         none          none
Leaders Fund......................      $1-$10,000         none         none         none          none
Mid Cap Growth Fund...............      $1-$10,000         none         none         none          none
Select Growth Fund................      $1-$10,000         none         none         none          none
Small Cap Growth Fund.............       $50,001-          none         none         none          none
                                         $100,000
Small Cap Value Fund..............    $10,001-$50,000      none         none         none          none
Small Company Growth Fund*........         none            none         none         none          none
Utility Fund......................         none            none         none         none          none
Value Opportunities Fund..........       $50,001-          none         none         none          none
                                         $100,000

AGGREGATE DOLLAR RANGE OF EQUITY
 SECURITIES IN ALL REGISTERED
 INVESTMENT COMPANIES OVERSEEN BY
 TRUSTEE IN THE FUND COMPLEX......         over            $1-          $1-        $50,001-        over
                                         $100,000        $10,000      $10,000       $100,000     $100,000


INTERESTED TRUSTEE


                                                                   TRUSTEE
                                                               ---------------
DOLLAR RANGE OF EQUITY SECURITIES IN EACH SERIES OF THE TRUST      WHALEN
-------------------------------------------------------------      ------
Aggressive Growth Fund......................................   $10,001-$50,000
Asset Allocation Conservative Fund..........................     $1-$10,000
Asset Allocation Moderate Fund..............................     $1-$10,000
Asset Allocation Growth Fund................................     $1-$10,000
Core Equity Fund*...........................................        none
Disciplined Small Cap Value Fund*...........................        none
Leaders Fund................................................   $10,001-$50,000
Mid Cap Growth Fund.........................................        none
Select Growth Fund..........................................        none
Small Cap Growth Fund.......................................      $1-10,000
Small Cap Value Fund........................................   $10,001-$50,000
Small Company Growth Fund*..................................        none
Utility Fund................................................     $1-$10,000
Value Opportunities Fund....................................     $1-$10,000
AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED
  INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN THE FUND
  COMPLEX...................................................    over $100,000


------------------------------------

* Had not commenced investment operations as of December 31, 2006.



     Including deferred compensation balances (which are amounts deferred and thus retained by each Fund as described in the Compensation Table), as of December 31, 2006, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of the Trust had in the aggregate, combining beneficially owned equity securities and deferred compensation of each series of the Trust and of all of the funds in the Fund Complex overseen by the trustee, the dollar range amounts specified below.

          2006 TRUSTEE BENEFICIAL OWNERSHIP AND DEFERRED COMPENSATION

INDEPENDENT TRUSTEES

DOLLAR RANGE OF EQUITY SECURITIES AND                                         TRUSTEES
DEFERRED COMPENSATION IN EACH SERIES OF  ----------------------------------------------------------------------------------
THE TRUST                                  ARCH       CHOATE      DAMMEYER      HEAGY      KENNEDY       KERR       NELSON
---------------------------------------    ----       ------      --------      -----      -------       ----       ------
Aggressive Growth Fund................   $50,001-      none         none         none        $1-         none        over
                                         $100,000                                          $10,000                 $100,000
Asset Allocation Conservative Fund....     none        none         none         none        none        none        none
Asset Allocation Moderate Fund........     none        none         none         none        none        none        none
Asset Allocation Growth Fund..........     none        none         none         none        none        none        none
Core Equity Fund*.....................     none        none         none         none        none        none        none
Disciplined Small Cap Value Fund*.....     none        none         none         none        none        none        none
Leaders Fund..........................     none        none         none         none        $1-         none        none
                                                                                           $10,000
Mid Cap Growth Fund...................     none        none         none         none        $1-         none        none
                                                                                           $10,000
Select Growth Fund....................     none        none         none         none        $1-         none        none
                                                                                           $10,000
Small Cap Growth Fund.................     none        none         none         none      $50,001-      none        none
                                                                                           $100,000
Small Cap Value Fund..................     none        none         none         none      $10,001-      none        none
                                                                                           $50,000
Small Company Growth Fund*............     none        none         none         none        none        none        none
Utility Fund..........................     none        none         none         none        none        none        none
Value Opportunities Fund..............     none        none         none         none      $50,001-      none        none
                                                                                           $100,000

AGGREGATE DOLLAR RANGE OF EQUITY
 SECURITIES AND DEFERRED COMPENSATION
 IN ALL REGISTERED INVESTMENT COMPANIES
 OVERSEEN BY TRUSTEE IN THE FUND
 COMPLEX..............................     over        over         over         over        over        over        over
                                         $100,000    $100,000     $100,000     $100,000    $100,000    $100,000    $100,000

DOLLAR RANGE OF EQUITY SECURITIES AND             TRUSTEES
DEFERRED COMPENSATION IN EACH SERIES OF  --------------------------
THE TRUST                                SONNENSCHEIN     WOOLSEY
---------------------------------------  ------------     -------
Aggressive Growth Fund................      none           none
Asset Allocation Conservative Fund....      none           none
Asset Allocation Moderate Fund........      none           none
Asset Allocation Growth Fund..........      none           none
Core Equity Fund*.....................      none           none
Disciplined Small Cap Value Fund*.....      none           none
Leaders Fund..........................      none           none
Mid Cap Growth Fund...................      none           none
Select Growth Fund....................      none           none
Small Cap Growth Fund.................      none           none
Small Cap Value Fund..................      none           none
Small Company Growth Fund*............      none           none
Utility Fund..........................      none           none
Value Opportunities Fund..............      none           none

AGGREGATE DOLLAR RANGE OF EQUITY
 SECURITIES AND DEFERRED COMPENSATION
 IN ALL REGISTERED INVESTMENT COMPANIES
 OVERSEEN BY TRUSTEE IN THE FUND
 COMPLEX..............................      over           over
                                          $100,000       $100,000


INTERESTED TRUSTEE


                                                                  TRUSTEE
DOLLAR RANGE OF EQUITY SECURITIES AND DEFERRED                ---------------
COMPENSATION IN EACH SERIES OF THE TRUST                          WHALEN
----------------------------------------------                    ------
Aggressive Growth Fund......................................  $10,001-$50,000
Asset Allocation Conservative Fund..........................    $1-$10,000
Asset Allocation Moderate Fund..............................    $1-$10,000
Asset Allocation Growth Fund................................    $1-$10,000
Care Equity Fund*...........................................       none
Disciplined Small Cap Value Fund*...........................       none
Leaders Fund................................................  $10,001-$50,000
Mid Cap Growth Fund.........................................       none
Select Growth Fund..........................................       none
Small Cap Growth Fund.......................................    $1-$10,000
Small Cap Value Fund........................................  $10,001-$50,000
Small Company Growth Fund*..................................       none
Utility Fund................................................    $1-$10,000
Value Opportunities Fund....................................    $1-$10,000
AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES AND DEFERRED
  COMPENSATION IN ALL REGISTERED INVESTMENT COMPANIES
  OVERSEEN BY TRUSTEE IN THE FUND COMPLEX...................   over $100,000


------------------------------------

* Had not commenced investment operations as of December 31, 2006.



     As of July 2, 2007, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.

CODE OF ETHICS

     The Fund, the Adviser and the Distributor have adopted a Code of Ethics (the "Code of Ethics") that sets forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by the Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or other Van Kampen funds, or that such employees take unfair advantage of their relationship with the Fund. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other reporting matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of the Fund or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                         INVESTMENT ADVISORY AGREEMENT

     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement the Fund's investment objective. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, renders periodic reports to the Fund's Board of Trustees and permits its officers and employees to serve without compensation as trustees or officers of the Fund if elected to such positions. The Fund, however, bears the costs of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement.

     The Advisory Agreement also provides that, in the event the expenses of the Fund for any fiscal year exceed the most restrictive expense limitation applicable in any jurisdiction in which the Fund's shares are qualified for offer and sale (excluding any expenses permitted to be excluded from the computation under applicable law or regulation), the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the fiscal year.

ADVISORY FEES


                                                              FISCAL YEAR ENDED
                                                                  MARCH 31,
                                                      ----------------------------------
                                                         2007         2006        2005
                                                      ----------   ----------   --------
The Adviser received the approximate advisory fees
  of................................................  $2,253,300   $1,194,100   $697,000


LITIGATION INVOLVING THE ADVISER


     The Adviser and one of the investment companies advised by the Adviser are named as defendants in a class action complaint generally alleging that the defendants breached their duties of care to long-term shareholders of the investment company by valuing portfolio securities at the closing prices of the foreign exchanges on which they trade without accounting for significant market information that became available after the close of the foreign exchanges but before calculation of net asset value. As a result, the complaint alleges, short-term traders were able to exploit stale pricing information to capture arbitrage profits that diluted the value of shares held by long-term investors. The complaint seeks unspecified compensatory damages, punitive damages, fees and costs. On October 16, 2006, pursuant to an order of the United States Supreme Court finding a lack of appellate jurisdiction, the federal court of appeals vacated a prior order of the federal district court dismissing the case with prejudice, and remanded the case to the Illinois state court where it had been filed. In November 2006, defendants again removed the case to the federal district court based on intervening authority. In December 2006, plaintiff moved to remand the case back to Illinois state court. In May 2007, the district court entered an order staying proceedings in the case pending developments in similar cases currently on appeal to the federal court of appeals. While defendants believe that they have meritorious defenses, the ultimate outcome of this matter is not presently determinable at this stage in the litigation.



                                FUND MANAGEMENT


OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS


     As of March 31, 2007, Gary M. Lewis managed seven registered investment companies with a total of approximately $6.1 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.



     As of March 31, 2007, Matthew Hart managed seven registered investment companies with a total of approximately $6.1 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.



     As of March 31, 2007, Dudley Brickhouse managed seven registered investment companies with a total of approximately $6.1 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

     As of March 31, 2007, Janet Luby managed seven registered investment companies with a total of approximately $6.1 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.



     As of March 31, 2007, Scott Miller managed six registered investment companies with a total of approximately $6.0 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.



     Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The portfolio managers of the Fund do not currently manage assets for other investment companies, pooled investment vehicles or other accounts that charge a performance fee. In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser's employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.


PORTFOLIO MANAGER COMPENSATION STRUCTURE

     Portfolio managers receive a combination of base compensation and discretionary compensation, comprised of a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

     BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

     DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

     Discretionary compensation can include:

     - Cash Bonus;


     - Morgan Stanley's Long-Term Incentive Compensation Program awards -- a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards or other investments based on Morgan Stanley common stock that are subject to vesting and other conditions;



     - Investment Management Alignment Plan (IMAP) awards -- a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated funds they manage that are included in the IMAP fund menu;


     - Voluntary Deferred Compensation Plans -- voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

     Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:


     - Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against an appropriate securities market index (or indices) for the funds/accounts managed by the portfolio manager. In the case of the Fund, the Fund's investment performance is measured against the Russell 2000(R) Growth Index and against appropriate rankings or ratings prepared by Morningstar Inc. or similar independent services which monitor Fund performance. Other funds/accounts managed by the same portfolio manager may be measured against this same index and same rankings or ratings, if appropriate, or against other indices and other rankings or ratings that are deemed more appropriate given the size and/or style of such funds/accounts as set forth in such funds'/accounts' disclosure materials and guidelines. The assets managed by the portfolio managers in funds, pooled investment vehicles and other accounts are described in "Other Accounts Managed by the Portfolio Managers" above. Generally, the greatest weight is placed on the three- and five-year periods.


     - Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

     - Contribution to the business objectives of the Adviser.

     - The dollar amount of assets managed by the portfolio manager.

     - Market compensation survey research by independent third parties.

     - Other qualitative factors, such as contributions to client objectives.


     - Performance of Morgan Stanley and Morgan Stanley Investment Management Inc., and the overall performance of the investment team(s) of which the portfolio manager is a member.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS


     As of March 31, 2007, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:



     Gary M. Lewis--None;


     Matthew Hart--$10,001-$50,000;


     Dudley Brickhouse--None;


     Janet Luby--None;


     Scott Miller--None.


                                OTHER AGREEMENTS

ACCOUNTING SERVICES AGREEMENT

     The Fund has entered into an accounting services agreement pursuant to which the Adviser provides accounting services to the Fund, supplementary to those provided by the custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. The Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.

LEGAL SERVICES AGREEMENT

     The Fund and certain other Van Kampen funds have entered into legal services agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of each fund's minute books and records, preparation and oversight of each fund's regulatory reports and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the funds for such services is made on a cost basis for the salary and salary-related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.

CHIEF COMPLIANCE OFFICER EMPLOYMENT AGREEMENT

     The Fund has entered into an employment agreement with John Sullivan and Morgan Stanley pursuant to which Mr. Sullivan, an employee of Morgan Stanley, serves as Chief Compliance Officer of the Fund and other Van Kampen funds. The Fund's Chief Compliance Officer and his staff are responsible for administering the compliance policies and procedures of the Fund and other Van Kampen funds. The Fund reimburses Morgan Stanley for the costs and expenses of such services, including compensation and benefits, insurance, occupancy and equipment, information processing and communication, office services, conferences and travel, postage and shipping. The Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.

FUND PAYMENTS PURSUANT TO THESE AGREEMENTS


                                                          FISCAL YEAR ENDED
                                                              MARCH 31,
                                                     ---------------------------
                                                      2007      2006      2005
                                                      ----      ----      ----
Pursuant to these agreements, Morgan Stanley or its
  affiliates have received from the Fund
  approximately*...................................  $70,000   $69,900   $37,900


------------------------------------

* The Fund began accruing expenses under the Chief Compliance Officer Employment Agreement on July 15, 2004.

                            DISTRIBUTION AND SERVICE

     The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. The approximate total underwriting commissions on the sale of shares of the Fund for the last three fiscal years are shown in the chart below.


                                                              Total            Amounts
                                                           Underwriting      Retained by
                                                           Commissions       Distributor
                                                           ------------      -----------
Fiscal year ended March 31, 2007.....................        $808,000         $128,800
Fiscal year ended March 31, 2006.....................        $799,200         $123,400
Fiscal year ended March 31, 2005.....................        $420,700         $ 66,900

     With respect to sales of Class A Shares of the Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLE

                                                   Total Sales Charge
                                                -------------------------         Reallowed
                                                As % of       As % of Net        To Dealers
Size of                                         Offering        Amount            As a % of
Investment                                       Price         Invested        Offering Price
----------------------------------------------------------------------------------------------
Less than $50,000.........................       5.75%           6.10%              5.00%
$50,000 but less than $100,000............       4.75%           4.99%              4.00%
$100,000 but less than $250,000...........       3.75%           3.90%              3.00%
$250,000 but less than $500,000...........       2.75%           2.83%              2.25%
$500,000 but less than $1,000,000.........       2.00%           2.04%              1.75%
$1,000,000 or more........................           *               *                  *
----------------------------------------------------------------------------------------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within eighteen months of the purchase. The eighteen-month period ends on the first business day of the nineteenth month after the purchase date. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million. Authorized dealers will be eligible to receive the ongoing service fee with respect to such shares commencing in the second year following purchase. Proceeds from the distribution and service fees paid by the Fund during the first twelve months are paid to the Distributor and are used by the Distributor to defray its distribution and service related expenses.

     With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.

     Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally receive from the Distributor ongoing distribution fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares annually, commencing in the second year after purchase.

     With respect to Class I Shares, there are no sales charges paid by investors. Commissions or transaction fees may be paid by the Distributor to authorized dealers.

     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also adopted a service plan (the "Service Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares. There is no distribution plan or service plan in effect for Class I Shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans." The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each such class of shares in connection with the distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor of each such class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

     Certain financial intermediaries may be prohibited under law from providing certain underwriting or distribution services. If a financial intermediary was prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a financial intermediary would result in any material adverse consequences to the Fund.

     The Distributor must submit quarterly reports to the Fund's Board of Trustees setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the trustees, and also by a vote of the disinterested trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the trustees and also by the disinterested trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested trustees or by a vote of a majority of the outstanding voting shares of such class.

     For Class A Shares in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the amount of the Distributor's actual expenses incurred during such year less any deferred sales charges it received during such year (the "actual net expenses") or (ii) the distribution and service fees at the rates specified in the Prospectus applicable to that class of shares (the "plan fees"). Therefore, to the extent the Distributor's actual net expenses in a given year are less than the plan fees for such year, the Fund only pays the actual net expenses. Alternatively, to the extent the Distributor's actual net expenses in a given year exceed the plan fees for such year, the Fund only pays the plan fees for such year. For Class A Shares, there is no carryover of any unreimbursed actual net expenses to succeeding years.

     The Plans for Class B Shares and Class C Shares are similar to the Plans for Class A Shares, except that any actual net expenses which exceed plan fees for a given year are carried forward and are eligible for payment in future years by the Fund so long as the Plans remain in effect. Thus, for each of the Class B Shares and Class C Shares, in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the applicable amount of the Distributor's actual net expenses incurred during such year for such class of shares plus any actual net expenses from prior years that are still unpaid by the Fund for such class of shares or
(ii) the applicable plan fees for such class of shares. Except as may be mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed actual net expenses may be carried forward (on a Fund level basis). These unreimbursed actual net expenses may or may not be recovered through plan fees or contingent deferred sales charges in future years.

     Because of fluctuations in net asset value, the plan fees with respect to a particular Class B Share or Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class.


     As of March 31, 2007, there were approximately $455,500 and $47,400 of unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares, respectively, representing approximately 1% and less than 1% of the Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Plans are terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.


     Because the Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares.


     For the fiscal year ended March 31, 2007, the Fund's aggregate expenses paid under the Plans for Class A Shares were $441,026 or 0.25% of the Class A Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for distributing and servicing Class A Shareholders and for administering the Class A Share Plans. For the fiscal year ended March 31, 2007, the Fund's aggregate expenses paid under the Plans for Class B Shares were $535,242 or 1.00% of the Class B Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $401,372 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B Shares of the Fund and $133,870 for fees paid to financial intermediaries for servicing Class B

Shareholders and administering the Class B Share Plans. For the fiscal year ended March 31, 2007, the Fund's aggregate expenses paid under the Plans for Class C Shares were $283,484 or 1.00% of the Class C Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $102,352 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C Shares of the Fund and $181,132 for fees paid to financial intermediaries for servicing Class C Shareholders and administering the Class C Share Plans.


     In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature.


     The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co.") and certain other authorized dealers in connection with the sale or retention of Fund shares and/or shareholder servicing. For example, the Adviser or the Distributor may pay additional compensation to Morgan Stanley & Co. and to other authorized dealers for the purpose of promoting the sale of Fund shares, providing the Fund and other Van Kampen funds with "shelf space" or a higher profile with the authorized dealer's financial advisors and consultants, placing the Fund and other Van Kampen funds on the authorized dealer's preferred or recommended fund list, granting the Distributor access to the authorized dealer's financial advisors and consultants, providing assistance in training and educating the authorized dealer's personnel, furnishing marketing support and other specified services, maintaining share balances and/or for sub-accounting, administrative or transaction processing services. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Van Kampen funds), amount of assets invested by the authorized dealer's customers (which could include current or aged assets of the Fund and/or some or all other Van Kampen funds), the Fund's advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Adviser and/or Distributor.



     With respect to Morgan Stanley & Co. financial advisers and intermediaries, these payments currently include the following amounts: (1) for Class A Shares, Class B Shares and Class C Shares (excluding shares, if any, held by participants in the Morgan Stanley Fund Solution(SM) Program, the Morgan Stanley Personal Portfolio(SM) Program and Morgan Stanley Corporate Retirement Solutions), (a) an amount equal to 0.11% of the value (at the time of sale) of gross sales of such Fund shares and (b) an ongoing annual fee in an amount up to 0.03% of the value of such Fund shares held (to the extent assets held by Morgan Stanley & Co. accounts in certain Van Kampen Funds exceed $600 million); (2) for Class I Shares (excluding sales through Morgan Stanley Fund Solution(SM) Program, Morgan Stanley Funds Portfolio Architect(SM) Program, the Morgan Stanley Personal Portfolio(SM) Program and Morgan Stanley Corporate Retirement Solutions), an ongoing annual fee in an amount up to 0.05% of the value of such shares held; and (3) for shares sold through 401(k) platforms in Morgan Stanley Corporate Retirement Solutions, an ongoing annual fee in an amount up to 0.20% of the value of such Fund shares held.


     With respect to other authorized dealers, these payments currently include the following amounts: (1) other than sales through 401(k) platforms, (a) an amount up to 0.25% of the value (at the time of sale) of gross sales of Fund shares and/or (b) an ongoing annual fee in an amount up to 0.13% of the value of such Fund shares; and (2) for shares sold through 401(k) platforms, an ongoing annual fee in an amount up to 0.20% of the value of such Fund shares held. You should review carefully any disclosure by your authorized dealer as to its compensation.


     The prospect of receiving, or the receipt of, such compensation, as described above, by Morgan Stanley & Co. or other authorized dealers may provide Morgan Stanley & Co. or other authorized dealers, and their representatives or employees, with an incentive to favor sales of shares of the Fund over other investment options with respect to which Morgan Stanley & Co. or an authorized dealer does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.


     From time to time, the Distributor may enter into agreements with broker-dealers to offer the Fund through retirement plan alliance programs that offer multiple fund families. These programs may have special investment minimums and operational requirements. For more information, trustees and other fiduciaries should contact the Distributor.

                                 TRANSFER AGENT

     The Fund's transfer agent, shareholder service agent and dividend disbursing agent is Van Kampen Investor Services Inc. The transfer agency fees are determined through negotiations with the Fund and are approved by the Fund's Board of Trustees. The transfer agency fees are based on competitive benchmarks.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard are subject to review by the Fund's Board of Trustees.

     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. In selecting among firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. In certain instances, the Adviser may instruct certain broker-dealers to pay for research services provided by executing brokers or third party research providers, which are selected independently by the Adviser. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund. To the extent that the Adviser receives these services from broker-dealers, it will not have to pay for these services itself.



     The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms (and futures commission merchants) affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.


     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.

     Certain broker-dealers (and futures commission merchants), through which the Fund may effect securities (or futures) transactions, are affiliated persons (as defined in the 1940 Act) of the Fund or affiliated persons of such affiliates, including Morgan Stanley or its subsidiaries. The Fund's Board of Trustees has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities or instruments during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission paid to affiliated brokers.



     Unless otherwise described below, the Fund paid no commissions to affiliated brokers during the last three fiscal years. The Fund paid the following commissions to brokers during the fiscal years shown:



                                                                           Affiliated
                                                                             Brokers
                                                                          -------------
                                                                             Morgan
                                                           All Brokers    Stanley & Co.
                   Commissions Paid:                       -----------    -------------
  Fiscal year ended March 31, 2007.....................    $2,216,672       $ 72,312
  Fiscal year ended March 31, 2006.....................    $1,258,790       $111,571

  Fiscal year ended March 31, 2005.....................    $  942,344       $ 91,287
Fiscal Year 2007 Percentages:
  Commissions with affiliate to total commissions.....................         3.26%
  Value of brokerage transactions with affiliate to total
     transactions.....................................................         1.06%



     During the fiscal year ended March 31, 2007, the Fund paid $1,971,946 in brokerage commissions on transactions totaling $1,356,188,631 to brokers selected primarily on the basis of research services provided to the Adviser.


                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectuses captioned "Shareholder Services."

INVESTMENT ACCOUNT

     Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectuses and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Van Kampen funds will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends and systematic purchases or redemptions. Additional shares may be purchased at any time through authorized dealers or by mailing a check and detailed instructions directly to Investor Services.

SHARE CERTIFICATES

     Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon an exchange or redemption of the shares represented by the certificate. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds Inc., c/o Investor Services, PO Box 947, Jersey City, New Jersey 07303-0947, requesting an "Affidavit of Loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate the fee for replacing the lost certificate equal to no more than 1.50% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.

RETIREMENT PLANS

     Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor.

AUTOMATED CLEARING HOUSE("ACH") DEPOSITS


     Shareholders can use ACH to have redemption proceeds up to $50,000 deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. To utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application form. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services or by calling (800) 847-2424.


DIVIDEND DIVERSIFICATION


     A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 847-2424, to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any of the Participating Funds (as defined in the Prospectuses) so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested. Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.

SYSTEMATIC WITHDRAWAL PLAN


     A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $5,000 or more at the next determined net asset value per share at the time the plan is established. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which any capital gain or loss will be recognized. The plan holder may arrange for periodic checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan and may be established on a form made available by the Fund. See "Shareholder
Services -- Retirement Plans."



     Class B Shareholders and Class C Shareholders (as well as Class A Shareholders subject to a contingent deferred sales charge) who establish a systematic withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the plan is established.


     Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gain dividends on shares held in accounts with systematic withdrawal plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days' notice to its shareholders.

REINSTATEMENT PRIVILEGE


     A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of any Participating Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of any Participating Fund with credit given for any contingent deferred sales charge paid on the amount of shares reinstated from such redemption, provided that such shareholder has not previously exercised this reinstatement privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the contingent deferred sales charge (if any) to subsequent redemptions. Reinstatements are made at the net asset value per share (without a sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Participating Fund into which shareholders desire to reinstate their net proceeds of a redemption of shares of the Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in eligible retirement plans for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Participating Fund are available for sale. There is no reinstatement privilege for Class I Shares of the Fund. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event regardless of whether the shareholder reinstates all or any portion of the net proceeds of the redemption. Any such loss may be disallowed, to the extent of the reinstatement, under the so-called "wash sale" rules if the reinstatement occurs within 30 days after such redemption. In that event, the shareholder's tax basis in the shares acquired pursuant to the reinstatement will be increased by the amount of the disallowed loss, and the shareholder's holding period for such shares will include the holding period for the redeemed shares.


                              REDEMPTION OF SHARES

     Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays;
(b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.


     In addition, if the Fund's Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such in-kind securities.

                    CONTINGENT DEFERRED SALES CHARGE-CLASS A

     As described in the Fund's Class A Shares, Class B Shares and Class C Shares Prospectus under "Purchase of Shares -- Class A Shares," there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge ("CDSC-Class A") may be imposed on certain redemptions made within eighteen months of purchase. For purposes of the CDSC-Class A, when shares of a Participating Fund are exchanged for shares of another Participating Fund, the purchase date for the shares acquired by exchange will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares being redeemed first are any shares in the shareholder's account not subject to a CDSC-Class A, followed by shares held the longest in the shareholder's account. The CDSC-Class A is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no CDSC-Class A is imposed on increases in net asset value above the initial purchase price. In addition, no CDSC-Class A is assessed on shares derived from reinvestment of dividends or capital gain dividends.

                  WAIVER OF CONTINGENT DEFERRED SALES CHARGES

     As described in the Fund's Class A Shares, Class B Shares and Class C Shares Prospectus under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge ("CDSC-Class B and C"). The CDSC-Class A (defined above) and CDSC-Class B and C are waived on redemptions in the circumstances described below:

REDEMPTION UPON DEATH OR DISABILITY


     The Fund will waive the CDSC-Class A and the CDSC-Class B and C on redemptions following the death or disability of a Class A Shareholder, a Class B Shareholder or a Class C Shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class A or the CDSC-Class B and C.



     In cases of death or disability, the CDSC-Class A and the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class A and the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS

     The Fund will waive the CDSC-Class A and the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The CDSC-Class A and the CDSC-Class B and C will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class A or CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The CDSC-Class A and the CDSC-Class B and C also will be waived on any redemption which results from the return of an excess contribution or other contribution pursuant to Internal Revenue Code Section 408(d)(4) or
(5), the return of excess contributions or excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2) or the financial hardship of the employee pursuant to U.S. Treasury regulation Section 1.401(k)-1(d)(2). In addition, the CDSC-Class A and the CDSC-Class B and C will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

     The Fund does not intend to waive the CDSC-Class A or the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.

REDEMPTION PURSUANT TO THE FUND'S SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in the Fund. Under the systematic withdrawal plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds sent to the designated payee of record. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan.


     The amount of the shareholder's investment in the Fund at the time the plan is established with respect to the Fund is hereinafter referred to as the "initial account balance." If the initial account balance is $1 million or more and the shareholder purchased Class A Shares without a sales charge, those Class A Shares will, in most instances, be subject to a CDSC-Class A if redeemed within eighteen months of their date of purchase. However, if the shareholder participates in a systematic withdrawal program as described herein, any applicable CDSC-Class A will be waived on those Class A Shares. The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class A and CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the systematic withdrawal plan and the ability to offer the systematic withdrawal plan.

NO INITIAL COMMISSION OR TRANSACTION FEE

     The Fund will waive the CDSC-Class A in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of Class A Shares. The Fund will waive the CDSC-Class B and C in certain 401(k) plans in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of Class B Shares and Class C Shares. See "Purchase of Shares -- Waiver of Contingent Deferred Sales Charge" in the Class A Shares, Class B Shares and Class C Shares Prospectus.

INVOLUNTARY REDEMPTIONS OF SHARES

     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Class A Shares, Class B Shares and Class C Shares Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. The Fund will waive the CDSC-Class A and the CDSC-Class B and C upon such involuntary redemption.

REDEMPTION BY ADVISER

     The Fund may waive the CDSC-Class A and the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

                                    TAXATION

FEDERAL INCOME TAXATION OF THE FUND

     The Trust and each of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets.

     If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss), and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders and designated as capital gain dividends.

     To avoid a nondeductible 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), and (iii) any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

     If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.


     Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain or "qualified dividend income" into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and/or (vii) produce income that will not qualify as good income for purposes of the annual gross income requirement that the Fund must meet to be treated as a regulated investment company. The Fund intends to monitor its transactions and may make certain tax elections or take other actions to mitigate the effect of these provisions and prevent disqualification of the Fund as a regulated investment company.


PASSIVE FOREIGN INVESTMENT COMPANIES

     The Fund may invest in non-U.S. corporations that could be classified as "passive foreign investment companies" as defined for federal income tax purposes. For federal income tax purposes, such an investment may, among other things, cause the Fund to recognize income or gain without a corresponding receipt of cash, to incur an interest charge on taxable income that is deemed to have been deferred and/or to recognize ordinary income that would otherwise have been treated as capital gain.

DISTRIBUTIONS TO SHAREHOLDERS

     Distributions of the Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder (assuming such shares are held as a capital asset).

     Current law provides for reduced U.S. federal income tax rates on (i) long-term capital gains received by individuals and (ii) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rates for capital gains generally apply to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and cease to apply for taxable years beginning after December 31, 2010. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2010. Fund shareholders, as well as the Fund itself, must also satisfy certain holding period and other requirements in order for the reduced rate for dividends to apply. Because the Fund intends to invest primarily in common stocks and other equity securities, ordinary income dividends paid by the Fund should be eligible for the reduced rate applicable to "qualified dividend income." No assurance can be given as to what percentage of the ordinary income dividends paid by the Fund will consist of "qualified dividend income." To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains. For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below.

     Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The tax basis of such shares will equal their fair market value on the distribution date.


     Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements (401(k) plans) and other tax-exempt entities, generally are exempt from U.S. federal income taxation except with respect to their unrelated business taxable income ("UBTI"). To the extent that the Fund invests in residual interests of a real estate mortgage investment conduit ("REMIC") or in a REIT that invests in REMIC residual interests, a portion of the Fund's income that is attributable to these residual interests (and which is referred to in the Code as an "excess inclusion") will be subject to U.S. federal income tax in all events. Treasury regulations that have yet to be issued in final form are expected to provide that excess inclusion income of regulated investment companies, such as the Fund, will be allocated through the Fund to its shareholders in proportion to the dividends received by such shareholders, with the same consequences as if the Fund shareholders had held the related REMIC residual interests directly. In general, excess inclusion income allocated to tax-exempt shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute UBTI to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a Non-U.S. Shareholder (as defined below), will not qualify for any reduction in U.S. federal withholding tax. Tax-exempt shareholders and Non-U.S. Shareholders should consult their tax advisors about the implications of these rules on their particular tax situations.


     The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Some portion of the distributions from the

Fund may be eligible for the corporate dividends received deduction if the Fund receives qualifying dividends during the year and if certain requirements of the Code are satisfied.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the nondeductible 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

     Income from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions. Such taxes will not be deductible or creditable by shareholders. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

     Certain foreign currency gains or losses attributable to currency exchange rate fluctuations are treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) the Fund's income available for distribution. If, under the rules governing the tax treatment of foreign currency gains and losses, the Fund's income available for distribution is decreased or eliminated, all or a portion of the dividends declared by the Fund may be treated for federal income tax purposes as a return of capital, or in some circumstances, as capital gains. Generally, a shareholder's tax basis in Fund shares will be reduced to the extent that an amount distributed to such shareholder is treated as a return of capital.

SALE OF SHARES

     The sale of shares (including transfers in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the maximum tax rates applicable to capital gains, see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

CAPITAL GAINS RATES

     Under current law, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in the Fund is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2010). The maximum long-term capital gains rate for corporations is 35%.

WITHHOLDING ON PAYMENTS TO NON-U.S. SHAREHOLDERS

     For purposes of this and the following paragraphs, a "Non-U.S. Shareholder" shall include any shareholder who is not:

     - an individual who is a citizen or resident of the United States;

     - a corporation or partnership created or organized under the laws of the United States or any state or political subdivision thereof;

     - an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

     - a trust that (i) is subject to the primary supervision of a U.S. court and which has one or more U.S. fiduciaries who have the authority to control all substantial decisions of the trust, or (ii) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

     A Non-U.S. Shareholder generally will be subject to withholding of U.S. federal income tax at a 30% rate (or lower applicable treaty rate), rather than backup withholding (discussed below), on dividends from the Fund (other than capital gain dividends, interest-related dividends, short-term capital gain dividends and dividends attributable to the sale or disposition of U.S. real property interests) that are not "effectively connected" with a U.S. trade or business carried on by such shareholder, provided that the shareholder furnishes to the Fund a properly completed Internal Revenue Service ("IRS") Form W-8BEN certifying the shareholder's non-United States status.

     Under current law, the Fund may pay "interest-related dividends" and "short-term capital gain dividends" to its foreign shareholders without having to withhold on such dividends at the 30% rate. The amount of interest related dividends that the Fund may pay each year is limited to the amount of qualified interest income received by the Fund during that year, less the amount of the Fund's expenses properly allocable to such interest income. "Qualified interest income" includes among other items, interest paid on debt obligations of a U.S. issuer and interest paid on deposits with U.S. banks, subject to certain exceptions. The amount of short-term capital gain dividends that the Fund may pay each year generally is limited to the excess of the Fund's net short-term capital gains over its net long-term capital losses, without any reduction for the Fund's expenses allocable to such gains (with exceptions for certain gains). The exemption from 30% withholding tax for "short-term capital gain dividends" does not apply with respect to Non-U.S. Shareholders that are present in the United States for more than 182 days during the taxable year. Also, the exemption for "short-term capital gain dividends" does not apply to the extent a dividend is attributable to gains from U.S. real property interests (including shares of stock of REITs or other corporations that are treated as U.S. real property holding corporations for U.S. federal income tax purposes). If the Fund's income for a taxable year includes "qualified interest income" or net short-term capital gains, the Fund may designate dividends as "interest-related dividends" or "short-term capital gain dividends" by written notice mailed to Non-U.S. Shareholders not later than 60 days after the close of the Fund's taxable year. These provisions apply to dividends paid by the Fund with respect to the Fund's taxable years beginning on or after January 1, 2005 and will cease to apply to dividends paid by the Fund with respect to the Fund's taxable years beginning after December 31, 2007.


     Non-effectively connected capital gain dividends and gains realized from the sale of shares generally will not be subject to U.S. federal income tax in the case of (i) a Non-U.S. Shareholder that is a corporation and (ii) an individual Non-U.S. Shareholder who is not present in the United States for more than 182 days during the taxable year (assuming that certain other conditions are met). However, certain Non-U.S. Shareholders may nonetheless be subject to backup withholding and information reporting on capital gain dividends and redemption proceeds paid to them upon the sale of their shares. See "Backup Withholding" and "Information Reporting" below.

     If income from the Fund or gains realized from the sale of shares are effectively connected with a Non-U.S. Shareholder's U.S. trade or business, then such amounts will not be subject to the 30% withholding described above, but rather will be subject to U.S. federal income tax on a net basis at the tax rates applicable to U.S. citizens and residents or domestic corporations. To establish that income from the Fund or gains realized from the sale of shares are effectively connected with a U.S. trade or business, a Non-U.S. Shareholder must provide the Fund with a properly completed IRS Form W-8ECI certifying that such amounts are effectively connected with the Non-U.S. Shareholder's U.S. trade or business. Non-U.S. Shareholders that are corporations may also be subject to an additional "branch profits tax" with respect to income from the Fund that is effectively connected with a U.S. trade or business.


     The Fund may invest in securities of REITs or corporations that invest significantly in real property and are treated as "United States real property holding corporations" for U.S. federal income tax purposes. The Foreign Investment in Real Property Tax Act of 1980 ("FIRPTA") subjects a non-United States person to U.S. federal income tax on gain from the disposition of interests in U.S. real property as if such person were a United States person. Such gain is sometimes referred to as "FIRPTA gain." If the Fund recognizes FIRPTA gain from the sale or other disposition of REIT securities or securities of any other "United States real property holding corporation" (as defined in the Code), or receives a distribution from a REIT that is attributable to the REIT's sale of "United States real property interests" (as defined in the Code), then a portion of the Fund's distributions to its Non-U.S. Shareholders will be attributable to such FIRPTA gain. The Fund may be required to withhold U.S. withholding tax at a rate of 35% from distributions to its Non-U.S. Shareholders that are attributable to the Fund's receipt of FIRPTA gain distributions from a REIT in which the Fund invests. The Fund also may be required to withhold from distributions to its Non-U.S. Shareholders that are attributable to the Fund's own recognition of FIRPTA gain (e.g., from the Fund's sale of United States real property interests). Non-U.S. Shareholders who receive such distributions may be required to pay tax on such distributions at regular graduated rates applicable to United States persons and file a non-resident U.S. federal income tax return. While the Fund intends to make every effort to identify and pass through any FIRPTA gain that it receives from its investments in REITs (or that it recognizes directly), and to make any required withholdings on distributions of this income paid directly to Non-U.S. Shareholders, intermediaries who have assumed tax reporting responsibilities on managed omnibus accounts may not have the capacity to identify Non-U.S. Shareholders who are paid distributions attributable to FIRPTA gain and to properly withhold U.S. federal income taxes on these distributions. Non-U.S. Shareholders of these accounts should consult their investment representatives and tax advisers about any additional tax that may be due on FIRPTA gain.


     The tax consequences to a Non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. To claim tax treaty benefits, Non-U.S. Shareholders will be required to provide the Fund with a properly completed IRS Form W-8BEN certifying their entitlement to the benefits. In addition, in certain cases where payments are made to a Non-U.S. Shareholder that is a partnership or other pass-through entity, both the entity and the persons holding an interest in the entity will need to provide certification. For example, an individual Non-U.S. Shareholder who holds shares in the Fund through a non-U.S. partnership must provide an IRS Form W-8BEN to claim the benefits of an applicable tax treaty. Non-U.S. Shareholders are advised to consult their advisers with respect to the tax implications of purchasing, holding and disposing of shares of the Fund.

BACKUP WITHHOLDING

     The Fund may be required to withhold federal income tax at a rate of 28% (through 2010) ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends paid to a shareholder (other than a Non-U.S. Shareholder that properly certifies its non-United States status) if (i) the shareholder fails to properly furnish the Fund with its correct taxpayer identification number or to certify its non-U.S. status (in the case of a Non-U.S. Shareholder), (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that the taxpayer identification number provided is correct, that the shareholder is not subject to backup withholding and that the shareholder is a U.S. person (as defined for U.S. federal income tax purposes). Redemption proceeds may be subject to backup withholding under the circumstances described in (i) above.

     Generally, dividends paid to Non-U.S. Shareholders that are subject to the 30% federal income tax withholding described above under "Withholding on Payments to Non-U.S. Shareholders" are not subject to backup withholding. To avoid backup withholding on capital gain dividends, interest-related dividends, short-term capital gain dividends and redemption proceeds from the sale of shares, Non-U.S. Shareholders must provide a properly completed IRS Form W-8BEN certifying their non-United States status.

     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

INFORMATION REPORTING


     The Fund must report annually to the IRS and to each shareholder (other than a Non-U.S. Shareholder that properly certifies its non-United States status) the amount of dividends, capital gain dividends and redemption proceeds paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such amounts. In the case of a Non-U.S. Shareholder, the Fund must report to the IRS and such shareholder the amount of dividends, capital gain dividends, interest-related dividends, short-term capital gain dividends and redemption proceeds paid that are subject to withholding (including backup withholding, if any) and the amount of tax withheld, if any, with respect to such amounts. This information may also be made available to the tax authorities in the Non-U.S. Shareholder's country of residence.

GENERAL

     The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

                                FUND PERFORMANCE

     From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one-year, five-year and ten-year periods (or life of the Fund, if shorter). Other total return quotations, aggregate or average, over other time periods may also be included.

     The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge for Class A Shares); that all income dividends or capital gain dividends during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends or capital gain dividends paid by the Fund or to reflect that 12b-1 fees may have changed over time.

     Average annual total return quotations are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

     Total return is calculated separately for Class A Shares, Class B Shares, Class C Shares and Class I Shares of the Fund. Total return figures for Class A Shares include the maximum sales charge. Total return figures for Class B Shares and Class C Shares include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each class of shares will differ.

     The after-tax returns of the Fund may also be advertised or otherwise reported. This is generally calculated in a manner similar to the computation of average annual total returns discussed above, except that the calculation also reflects the effect of taxes on returns.

     The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares. Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.

     From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.

     From time to time, the Fund's marketing materials may include an update from the portfolio manager or the Adviser and a discussion of general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top sector holdings and largest holdings. Materials may also mention how the Distributor believes the Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten-year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of whether shareholders purchased their funds' shares in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The performance of the funds purchased by investors in the Dalbar study and the conclusions based thereon are not necessarily indicative of future performance of such funds or conclusions that may result from similar studies in the future. The Fund may also be marketed on the internet.

     In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, the Dow Jones Industrial Average, Standard & Poor's indices, NASDAQ Composite Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking or rating services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce the Fund's performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.

     The Fund may also utilize performance information in hypothetical illustrations. For example, the Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.

     The Fund's Annual Report and Semiannual Report contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge from our web site at www.vankampen.com or by calling or writing the Fund at the telephone number or address printed on the cover of this Statement of Additional Information.

     The results shown below are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objective and policies as well as the risks incurred in the Fund's investment practices.

CLASS A SHARES


     The Fund's average annual total return, assuming payment of the maximum sales charge, for Class A Shares of the Fund for (i) the one-year period ended March 31, 2007 was -6.55%, (ii) the five-year period ended March 31, 2007 was 9.78% and (iii) the approximately six-year, four-month period from November 27, 2000 (commencement of distribution of Class A Shares of the Fund) to March 31, 2007 was 0.13%.



     The Fund's cumulative non-standardized total return, including payment of the maximum sales charge, with respect to Class A Shares from November 27, 2000 (commencement of distribution of Class A Shares of the Fund) to March 31, 2007 was 0.85%.


     The Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to Class A Shares from November 27, 2000

(commencement of distribution of Class A Shares of the Fund) to March 31, 2007 was 7.00%.


CLASS B SHARES


     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class B Shares of the Fund for (i) the one-year period ended March 31, 2007 was -6.55%, (ii) the five-year period ended March 31, 2007 was 10.13% and (iii) the approximately six-year, four-month period from November 27, 2000 (commencement of distribution of Class B Shares of the Fund) through March 31, 2007 was 0.34%.



     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to Class B Shares from November 27, 2000 (commencement of distribution of Class B Shares of the Fund) to March 31, 2007 was 2.20%.



     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to Class B Shares from November 27, 2000 (commencement of distribution of Class B Shares of the Fund) to March 31, 2007 was 2.20%.


CLASS C SHARES


     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class C Shares of the Fund for (i) the one-year period ended March 31, 2007 was -2.62%, (ii) the five-year period ended March 31, 2007 was 10.31% and (iii) the approximately six-year, four-month period from November 27, 2000 (commencement of distribution of Class C Shares of the Fund) through March 31, 2007 was 0.33%.



     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to Class C Shares from November 27, 2000 (commencement of distribution of Class C Shares of the Fund) to March 31, 2007 was 2.10%.



     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to Class C Shares from November 27, 2000 (commencement of distribution of Class C Shares of the Fund) to March 31, 2007 was 2.10%.


CLASS I SHARES


     The Fund's average annual total return for Class I Shares of the Fund for
(i) the one-year period ended March 31, 2007 was -0.56% and (ii) the approximately one-year, two-month period from February 2, 2006 (commencement of distribution of Class I Shares of the Fund) to March 31, 2007 was 6.37%.



     The Fund's cumulative non-standardized total return with respect to Class I Shares from February 2, 2006 (commencement of distribution of Class I Shares of the Fund) to March 31, 2007 was 7.40%.

                               OTHER INFORMATION

DISCLOSURE OF PORTFOLIO HOLDINGS

     The Fund's Board of Trustees and the Adviser have adopted policies and procedures regarding disclosure of portfolio holdings information (the "Policy"). Pursuant to the Policy, information concerning the Fund's portfolio holdings may be disclosed only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the fiduciary duties owed by the Fund and the Adviser to the Fund's shareholders. The Fund and the Adviser may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or any affiliated person of the Adviser) in connection with the disclosure of portfolio holdings information of the Fund. The Fund's Policy is implemented and overseen by the Portfolio Holdings Review Committee (the "PHRC"), which is described in more detail below.

     Public Portfolio Holdings Information Disclosure Policy. Portfolio holdings information will be deemed public when it has been posted to the Fund's public web site. On its public web site, the Fund currently makes available:

     - Calendar Quarters: Complete portfolio holdings as of the end of each calendar quarter disclosed with a minimum lag time of 30 calendar days.


     - Monthly: Top 10 (or top 15) largest portfolio holdings as of the end of each month disclosed with a minimum lag time of 15 business days.


The Fund provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its Semiannual and Annual Reports, and for the first and third fiscal quarters in its filings with the SEC on Form N-Q.

     Non-Public Portfolio Holdings Information Policy. All portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is considered non-public portfolio holdings information for the purposes of the Policy. Pursuant to the Policy, disclosing non-public portfolio holdings information to third parties may occur only when the Fund has a legitimate business purpose for doing so and the recipients of such information are subject to a duty of confidentiality, which prohibits such recipients from disclosing or trading on the basis of the non-public portfolio holdings information. Any disclosure of non-public portfolio holdings information made to third parties must be approved by both the Fund's Board of Trustees (or a designated committee thereof) and the PHRC. The Policy provides for disclosure of non-public portfolio holdings information to certain pre-authorized categories of entities, executing broker-dealers and shareholders, in each case under specific restrictions and limitations described below, and the Policy provides a process for approving any other entities.

     Pre-Authorized Categories. Pursuant to the Policy, the Fund may disclose non-public portfolio holdings information to certain third parties who fall within pre-authorized categories. These third parties include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers, and service providers, provided that the third party expressly agrees to maintain the non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information. Subject to the terms and conditions of any agreement between the Adviser or the Fund and the third party, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply. In addition, persons who owe a duty of trust or confidence to the Fund or the Adviser (including legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement. The PHRC is responsible for monitoring and reporting on such entities to the Fund's Board of Trustees. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the material non-public portfolio holdings information.

     Broker-Dealer Interest Lists. Pursuant to the Policy, the Adviser may provide "interest lists" to broker-dealers who execute securities transactions for the Fund. Interest lists may specify only the CUSIP numbers and/or ticker symbols of the securities held in all registered management investment companies advised by the Adviser or affiliates of the Adviser on an aggregate basis. Interest lists will not disclose portfolio holdings on a fund by fund basis and will not contain information about the number or value of shares owned by a specified fund. The interest lists may identify the investment strategy to which the list relates, but will not identify particular funds or portfolio managers/management teams. Broker-dealers need not execute a non-disclosure agreement to receive interest lists.

     Shareholders In-Kind Distributions. The Fund's shareholders may, in some circumstances, elect to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the Fund. In such circumstances, pursuant to the Policy, such Fund shareholders may receive a complete listing of the portfolio holdings of the Fund up to seven (7) calendar days prior to making the redemption request provided that they represent orally or in writing that they agree not to disclose or trade on the basis of the portfolio holdings information.


     Attribution Analyses. Pursuant to the Policy, the Fund may discuss or otherwise disclose performance attribution analyses (i.e., mention the effects of having a particular security in the portfolio) where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly. Any discussion of the analyses may not be more current than the date the holding was disclosed publicly.


     Transition Managers. Pursuant to the Policy, the Fund may disclose portfolio holdings to transition managers, provided that the Fund has entered into a non-disclosure or confidentiality agreement with the party requesting that the information be provided to the transition manager and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager.

     Other Entities. Pursuant to the Policy, the Fund or the Adviser may disclose non-public portfolio holdings information to a third party who does not fall within the pre-approved categories, and who are not executing broker-dealers, shareholders receiving in-kind distributions, persons receiving attribution analyses, or transition managers; however, prior to the receipt of any non-public portfolio holdings information by such third party, the recipient must have entered into a non-disclosure agreement and the disclosure arrangement must have been approved by the PHRC and the Fund's Board of Trustees (or a designated committee thereof). The PHRC will report to the Board of Trustees of the Fund on a quarterly basis regarding any other approved recipients of non-public portfolio holdings information.

     PHRC and Board of Trustees Oversight. The PHRC, which consists of executive officers of the Fund and the Adviser, is responsible for overseeing and implementing the Policy and determining how portfolio holdings information will be disclosed on an ongoing basis. The PHRC will periodically review and has the authority to amend the Policy as necessary. The PHRC will meet at least quarterly to (among other matters):

     - address any outstanding issues relating to the Policy;

     - monitor the use of information and compliance with non-disclosure agreements by current recipients of portfolio holdings information;

     - review non-disclosure agreements that have been executed with prospective third parties and determine whether the third parties will receive portfolio holdings information;

     - generally review the procedures to ensure that disclosure of portfolio holdings information is in the best interests of Fund shareholders; and


     - monitor potential conflicts of interest between Fund shareholders, on the one hand and those of the Adviser, the Distributor or affiliated persons of the Fund, the Adviser or the Distributor, on the other hand, regarding disclosure of portfolio holdings information.


The PHRC will regularly report to the Board of Trustees on the Fund's disclosure of portfolio holdings information and the proceedings of PHRC meetings.

     Ongoing Arrangements of Portfolio Holdings Information. The Adviser and/or the Fund have entered into ongoing arrangements to make available public and/or non-public information about the Fund's portfolio holdings. The Fund currently may disclose portfolio holdings information based on ongoing arrangements to the following pre-authorized parties:

NAME                          INFORMATION DISCLOSED     FREQUENCY(1)           LAG TIME
----                          ---------------------  -------------------   -----------------
SERVICE PROVIDERS
State Street Bank and Trust
  Company (*)...............  Full portfolio         Daily basis                  (2)
                              holdings
Institutional Shareholder
  Services (ISS) (proxy
  voting
  agent) (*)................  Full portfolio         Twice a month                (2)
                              holdings
FT Interactive Data Pricing
  Service Provider (*)......  Full portfolio         As needed                    (2)
                              holdings
Van Kampen Investor
  Services Inc. (*).........  Full portfolio         As needed                    (2)
                              holdings
David Hall (*)..............  Full portfolio         On a semi-annual             (3)
                              holdings               and annual fiscal
                                                     basis

NAME                          INFORMATION DISCLOSED     FREQUENCY(1)           LAG TIME
----                          ---------------------  -------------------   -----------------
Windawi (*).................  Full portfolio         On a semi-annual             (3)
                              holdings               and annual fiscal
                                                     basis
FUND RATING AGENCIES
Lipper (*)..................  Full portfolio         Monthly and           Approximately 1
                              holdings               quarterly basis       day after
                                                                           previous month
                                                                           end and
                                                                           approximately 30
                                                                           days after
                                                                           quarter end,
                                                                           respectively
Morningstar (**)............  Full portfolio         Quarterly basis       Approximately 30
                              holdings                                     days after
                                                                           quarter end
Standard & Poor's (*).......  Full portfolio         Monthly               As of previous
                              holdings                                     month end
CONSULTANTS AND ANALYSTS
Arnerich Massena &
  Associates, Inc. (*)......  Top Ten and Full       Quarterly basis (6)   Approximately
                              portfolio holdings                           10-12 days after
                                                                           quarter end
Bloomberg (*)...............  Full portfolio         Quarterly basis       Approximately
                              holdings                                     10-12 days after
                                                                           quarter end
Callan Associates (*).......  Top Ten and Full       Monthly and           Approximately
                              portfolio holdings     quarterly basis,      10-12 days after
                                                     respectively (6)      month/quarter end
Cambridge Associates (*)....  Top Ten and Full       Quarterly basis (6)   Approximately
                              portfolio holdings                           10-12 days after
                                                                           quarter end
CTC Consulting, Inc.
  (**) .....................  Top Ten and Full       Quarterly basis       Approximately 15
                              portfolio holdings                           days after
                                                                           quarter end and
                                                                           approximately 30
                                                                           days after
                                                                           quarter end,
                                                                           respectively
Credit Suisse First
  Boston (*)................  Top Ten and Full       Monthly and           Approximately 10-
                              portfolio holdings     quarterly basis,      12 days after
                                                     respectively (6)      month/quarter end
Evaluation Associates (*)...  Top Ten and Full       Monthly and           Approximately 10-
                              portfolio holdings     quarterly basis,      12 days after
                                                     respectively (6)      month/quarter end
Fund Evaluation Group
  (**)......................  Top Ten portfolio      Quarterly basis       At least 15 days
                              holdings (4)                                 after quarter end

NAME                          INFORMATION DISCLOSED     FREQUENCY(1)           LAG TIME
----                          ---------------------  -------------------   -----------------
Jeffrey Slocum & Associates
  (*).......................  Full portfolio         Quarterly basis (6)   Approximately
                              holdings (5)                                 10-12 days after
                                                                           quarter end
Hammond Associates (**).....  Full portfolio         Quarterly basis       At least 30 days
                              holdings (5)                                 after quarter end
Hartland & Co. (**).........  Full portfolio         Quarterly basis       At least 30 days
                              holdings (5)                                 after quarter end
Hewitt Associates (*).......  Top Ten and Full       Monthly and           Approximately
                              portfolio holdings     quarterly basis,      10-12 days after
                                                     respectively (6)      month/quarter end
Merrill Lynch (*)...........  Full portfolio         Monthly basis         Approximately 1
                              holdings                                     day after
                                                                           previous month
                                                                           end
Mobius (**).................  Top Ten portfolio      Monthly basis         At least 15 days
                              holdings (4)                                 after month end
Nelsons (**)................  Top Ten holdings (4)   Quarterly basis       At least 15 days
                                                                           after quarter end
Prime Buchholz & Associates,
  Inc. (**).................  Full portfolio         Quarterly basis       At least 30 days
                              holdings (5)                                 after quarter end
PSN (**)....................  Top Ten holdings (4)   Quarterly basis       At least 15 days
                                                                           after quarter end
PFM Asset Management LLC
  (*).......................  Top Ten and Full       Quarterly basis (6)   Approximately
                              portfolio holdings                           10-12 days after
                                                                           quarter end
Russell Investment Group/
  Russell/Mellon Analytical
  Services, Inc. (**).......  Top Ten and Full       Monthly and           At least 15 days
                              portfolio holdings     quarterly basis       after month end
                                                                           and at least 30
                                                                           days after
                                                                           quarter end,
                                                                           respectively
Stratford Advisory Group,
  Inc. (*)..................  Top Ten portfolio      Quarterly basis (6)   Approximately
                              holdings (7)                                 10-12 days after
                                                                           quarter end

NAME                          INFORMATION DISCLOSED     FREQUENCY(1)           LAG TIME
----                          ---------------------  -------------------   -----------------
Thompson Financial (**).....  Full portfolio         Quarterly basis       At least 30 days
                              holdings (5)                                 after quarter end
Watershed Investment
  Consultants, Inc. (*).....  Top Ten and Full       Quarterly basis (6)   Approximately
                              portfolio holdings                           10-12 days after
                                                                           quarter end
Yanni Partners (**).........  Top Ten portfolio      Quarterly basis       At least 15 days
                              holdings (4)                                 after quarter end
PORTFOLIO ANALYTICS PROVIDER
  Fact Set (*)..............  Complete portfolio     Daily                 One day
                              holdings

------------------------------------

 (*) This entity has agreed to maintain Fund non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.

(**) The Fund does not currently have a non-disclosure agreement in place with this entity and therefore this entity can only receive publicly available information.

 (1) Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).

 (2) Information will typically be provided on a real time basis or as soon thereafter as possible.

 (3) As needed after the end of the semi-annual and/or annual period.

 (4) Full portfolio holdings will also be provided upon request from time to time on a quarterly basis, with at least a 30 day lag.

 (5) Top Ten portfolio holdings will also be provided upon request from time to time, with at least a 15 day lag.

 (6) This information will also be provided upon request from time to time.

 (7) Full portfolio holdings will also be provided upon request from time to time.

     The Fund may also provide Fund portfolio holdings information, as part of its normal business activities, to persons who owe a duty of trust or confidence to the Fund or the Adviser. These persons currently are (i) the Fund's independent registered public accounting firm (as of the Fund's fiscal year end and on an as needed basis), (ii) counsel to the Fund (on an as needed basis),
(iii) counsel to the independent trustees (on an as needed basis) and (iv) members of the Board of Trustees (on an as needed basis).

CUSTODY OF ASSETS

     Except for segregated assets held by a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, all securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, as custodian. The custodian also provides accounting services to the Fund.

SHAREHOLDER REPORTS

     Semiannual statements are furnished to shareholders, and annually such statements are audited by the Fund's independent registered public accounting firm.

PROXY VOTING POLICY AND PROXY VOTING RECORD


     The Board of Trustees believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. The Board has delegated the day-to-day responsibility to the Adviser to vote such proxies, pursuant to the Board approved Proxy Voting Policy, a copy of which is currently in effect as of the date of this Statement of Additional Information is attached hereto as Appendix A.



     The Proxy Voting Policy is subject to change over time and investors seeking the most current copy of the Proxy Voting Policy should go to our web site at www.vankampen.com. The Fund's most recent proxy voting record filed with the SEC is also available without charge on our web site at www.vankampen.com. The Fund's proxy voting record is also available without charge on the SEC's web site at www.sec.gov.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     An independent registered public accounting firm for the Fund performs an annual audit of the Fund's financial statements. The Fund's Board of Trustees has engaged Ernst & Young LLP, located at 233 South Wacker Drive, Chicago, Illinois 60606, to be the Fund's independent registered public accounting firm.

LEGAL COUNSEL

     Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom LLP.

                              FINANCIAL STATEMENTS


     The audited financial statements of the Fund are incorporated herein by reference to the Annual Report to shareholders of the Fund dated March 31, 2007. The Annual Report may be obtained by following the instructions on the cover of this Statement of Additional Information. The Annual Report is included as part of the Trust's filing on Form N-CSR as filed with the SEC on May 29, 2007. The Annual Report may be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

               APPENDIX A -- MORGAN STANLEY INVESTMENT MANAGEMENT


                       PROXY VOTING POLICY AND PROCEDURES



I. POLICY STATEMENT



     Introduction -- Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Policy") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.



     The MSIM entities covered by this Policy currently include the following:
Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates" or as "we" below).



     Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds -- collectively referred to herein as the "MSIM Funds"), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy.



     Proxy Research Services -- Institutional Shareholder Services ("ISS") and Glass Lewis (together with other proxy research providers as we may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of the Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping.



     Voting Proxies for Certain Non-U.S. Companies -- Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and
(vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients' non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.



II. GENERAL PROXY VOTING GUIDELINES



     To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein), including the guidelines set forth below. These guidelines address a broad range of issues, and provide general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.



     We endeavor to integrate governance and proxy voting policy with investment goals and to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers, but such a split vote must be approved by the Proxy Review Committee.



A. ROUTINE MATTERS. We generally support routine management proposals. The following are examples of routine management proposals:



          - Approval of financial statements and auditor reports.



          - General updating/corrective amendments to the charter.



          - Most proposals related to the conduct of the annual meeting, with the following exceptions. We may oppose proposals that relate to "the transaction of such other business which may come before the meeting," and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this Policy to be carried out (i.e. an uncontested corporate transaction), the adjournment request will be supported. Finally, we generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B. BOARD OF DIRECTORS



     1. Election of directors: In the absence of a proxy contest, we generally support the board's nominees for director except as follows:



             a. We withhold or vote against interested directors if the company's board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards, generally as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for a NYSE company with dispersed ownership, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Non-independent directors under NYSE standards include an employee or an individual with an immediate family member who is an executive (or in either case was in such position within the previous three years). A director's consulting arrangements with the company, or material business relationships between the director's employer and the company, also impair independence. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards.



             b. Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company's compensation, nominating or audit committees.



             c. We consider withholding support or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders. This includes consideration for withholding support or voting against individual board members or an entire slate if we believe the board is entrenched and dealing inadequately with performance problems, and/or with insufficient independence between the board and management.



             d. We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a "bright line" test. In the context of the U.S. market, these would include elimination of dead hand or slow hand poison pills, requiring audit, compensation or nominating committees to be composed of independent directors and requiring a majority independent board.



             e. We generally withhold support from or vote against a nominee who has failed to attend at least 75% of board meetings within a given year without a reasonable excuse.



             f. We consider withholding support from or voting against a nominee who serves on the board of directors of more than six companies (excluding investment companies). We also consider voting against a director who otherwise appears to have too many commitments to serve adequately on the board of the company.



     2. Board independence: We generally support proposals requiring that a certain percentage (up to 66 2/3%) of the company's board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.



     3. Board diversity: We consider on a case-by-case basis proposals urging diversity of board membership with respect to social, religious or ethnic group.



     4. Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.



     5. Proposals to elect all directors annually: We generally support proposals to elect all directors annually at public companies (to "declassify" the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis.



     6. Cumulative voting: We generally support proposals to eliminate cumulative voting (which provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board). Proposals to establish cumulative voting in the election of directors generally will not be supported.



     7. Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.



     8. Director retirement age: Proposals recommending set director retirement ages are voted on a case-by-case basis.



     9. Proposals to limit directors' liability and/or broaden indemnification of directors. Generally, we will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.



C. CORPORATE TRANSACTIONS AND PROXY FIGHTS. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis. However, proposals for mergers or other significant transactions that are friendly and approved by the Research Providers generally will be supported and in those instances will not need to be reviewed by the Proxy Review Committee, where there is no portfolio manager objection and where there is no material conflict of interest. We also analyze proxy contests on a case-by-case basis.

D. CHANGES IN LEGAL AND CAPITAL STRUCTURE. We generally vote in favor of management proposals for technical and administrative changes to a company's charter, articles of association or bylaws. We review non-routine proposals, including reincorporation to a different jurisdiction, on a case-by-case basis.



     1. We generally support the following:



          - Proposals that eliminate other classes of stock and/or eliminate unequal voting rights.



          - Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.



          - Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.



          - Proposals to authorize share repurchase plans.



          - Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.



          - Proposals to effect stock splits.



          - Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.



          - Proposals for higher dividend payouts.



     2. We generally oppose the following (notwithstanding management support):



          - Proposals that add classes of stock that would substantially dilute the voting interests of existing shareholders.



          - Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.



          - Proposals to create "blank check" preferred stock.



          - Proposals relating to changes in capitalization by 100% or more.



E. TAKEOVER DEFENSES AND SHAREHOLDER RIGHTS



     1. Shareholder rights plans: We support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills).



     2. Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.



     3. Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.



     4. Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal:
        (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.



F. AUDITORS. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). Proposals requiring auditors to attend the annual meeting of shareholders will be supported. We generally vote against proposals to indemnify auditors.



G. EXECUTIVE AND DIRECTOR REMUNERATION.



     1. We generally support the following proposals:



          - Proposals relating to director fees, provided the amounts are not excessive relative to other companies in the country or industry.



          - Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.



          - Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage ("run rate") of equity compensation in the recent past; or if there are objectionable plan design and provisions.



          - Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.



     2. Blanket proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported.

     3. Proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its current and past practices.



     4. Proposals to U.S. companies that request disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations generally will not be supported.



     5. We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in option exercises.



     6. Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company's reasons and justifications for a re-pricing, the company's competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.



H. SOCIAL, POLITICAL AND ENVIRONMENTAL ISSUES. We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine whether they will have a financial impact on shareholder value. However, we generally vote against proposals requesting reports that are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We generally oppose proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.



I. FUND OF FUNDS. Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.



III. ADMINISTRATION OF POLICY



     The MSIM Proxy Review Committee (the "Committee") has overall responsibility for creating and implementing the Policy, working with an MSIM staff group (the "Corporate Governance Team"). The Committee, which is appointed by MSIM's Chief Investment Officer of Global Equities ("CIO"), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.



     The Committee Chairperson is the head of the Corporate Governance Team, and is responsible for identifying issues that require Committee deliberation or ratification. The Corporate Governance Team, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The Corporate Governance Team has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance, and to refer other case-by-case decisions to the Proxy Review Committee.



     The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.



A. COMMITTEE PROCEDURES



     The Committee will meet at least monthly to (among other matters) address any outstanding issues relating to the Policy or its implementation. The Corporate Governance Team will timely communicate to ISS MSIM's Policy (and any amendments and/or any additional guidelines or procedures the Committee may adopt).



     The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy.



     Members of the Committee may take into account Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.



B. MATERIAL CONFLICTS OF INTEREST



     In addition to the procedures discussed above, if the Committee determines that an issue raises a material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee").



     The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Chief Compliance Officer or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM's relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the Chairperson. The Special Committee may request the assistance of MSIM's General Counsel or his/her designee who will have sole discretion to cast a vote. In addition to the research provided by

Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.



C. IDENTIFICATION OF MATERIAL CONFLICTS OF INTEREST



     A potential material conflict of interest could exist in the following situations, among others:



     1. The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer.



     2. The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.



     3. Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).



If the Chairperson of the Committee determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the Chairperson will address the issue as follows:



     1. If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.



     2. If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM's Client Proxy Standard.



     3. If the Research Providers' recommendations differ, the Chairperson will refer the matter to the Committee to vote on the proposal. If the Committee determines that an issue raises a material conflict of interest, the Committee will request a Special Committee to review and recommend a course of action, as described above. Notwithstanding the above, the Chairperson of the Committee may request a Special Committee to review a matter at any time as he/she deems necessary to resolve a conflict.



D. PROXY VOTING REPORTING



     The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM Fund, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those Funds at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

     The Corporate Governance Team will timely communicate to applicable portfolio managers and to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.



     MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.



     MSIM's Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund's holdings.



APPENDIX A



     The following procedures apply to accounts managed by Morgan Stanley AIP GP LP ("AIP").



     Generally, AIP will follow the guidelines set forth in Section II of MSIM's Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Liquid Markets investment team and the Private Markets investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.



     In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.



Waiver of Voting Rights


For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the "Fund") that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:



     1. Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a "Designated Person," and collectively, the "Designated Persons"), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person's death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and



     2. Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund's organizational documents; provided, however, that, if the Fund's organizational documents require the consent of the Fund's general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

                      STATEMENT OF ADDITIONAL INFORMATION

                                   VAN KAMPEN
                              SMALL CAP VALUE FUND

     Van Kampen Small Cap Value Fund's (the "Fund") investment objective is to seek capital appreciation. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of equity securities of small capitalization companies that the Fund's investment adviser believes are undervalued.

     The Fund is organized as a diversified series of the Van Kampen Equity Trust, an open-end management investment company (the "Trust").


     This Statement of Additional Information is not a prospectus. Shares of the Fund are subject to two different prospectuses. Class A Shares, Class B Shares and Class C Shares are subject to one prospectus dated July 31, 2007 and Class I Shares are subject to a separate prospectus dated July 31, 2007 (collectively referred to herein as the "Prospectuses" or individually as a "Prospectus"). This Statement of Additional Information should be read in conjunction with a Prospectus of the Fund. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read a Prospectus prior to purchasing shares of the Fund. A Class A Shares, Class B Shares and Class C Shares Prospectus, a Class I Shares Prospectus, the Statement of Additional Information and the Fund's Annual and Semiannual Reports may be obtained without charge from our web site at www.vankampen.com or any of these materials may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza - Suite 100, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 847-2424.


                               TABLE OF CONTENTS


                                                                Page
                                                                ----
General Information.........................................    B-2
Investment Objective, Investment Strategies and Risks.......    B-4
Strategic Transactions......................................    B-7
Investment Restrictions.....................................    B-14
Trustees and Officers.......................................    B-16
Investment Advisory Agreement...............................    B-30
Fund Management.............................................    B-31
Other Agreements............................................    B-33
Distribution and Service....................................    B-34
Transfer Agent..............................................    B-40
Portfolio Transactions and Brokerage Allocation.............    B-40
Shareholder Services........................................    B-42
Redemption of Shares........................................    B-45
Contingent Deferred Sales Charge-Class A....................    B-45
Waiver of Contingent Deferred Sales Charges.................    B-46
Taxation....................................................    B-48
Fund Performance............................................    B-54
Other Information...........................................    B-58
Financial Statements........................................    B-64
Appendix A -- Proxy Voting Policy and Procedures............    A-1



        THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED JULY 31, 2007.



                                                                    SCV SAI 7/07

                              GENERAL INFORMATION

     The Trust is an unincorporated statutory trust organized under the laws of the State of Delaware by an Agreement and Declaration of Trust (the "Declaration of Trust") dated May 10, 1995. The Trust was originally organized in 1987 under the name Van Kampen Merritt Equity Trust as a Massachusetts business trust (the "Massachusetts Trust"). The Massachusetts Trust was reorganized into the Trust under the name Van Kampen American Capital Equity Trust on July 31, 1995. The Trust was created for facilitating the Massachusetts Trust reorganization into a Delaware statutory trust. On July 14, 1998, the Trust adopted its current name.

     The Fund was originally organized as a series of the Trust on July 6, 1999.


     Van Kampen Asset Management (the "Adviser"), Van Kampen Funds Inc. (the "Distributor") and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley. The principal office of each of the Trust, the Fund, the Adviser, the Distributor and Van Kampen Investments is located at 522 Fifth Avenue, New York, New York 10036. The principal office of Investor Services is located at 2800 Post Oak Boulevard, Houston, Texas 77056.


     The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Fund, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.

     The Fund currently offers four classes of shares, designated as Class A Shares, Class B Shares, Class C Shares and Class I Shares. Other classes may be established from time to time in accordance with the provisions of the Declaration of Trust. Each class of shares of the Fund generally is identical in all respects except that each class of shares is subject to its own sales charge schedule and its own distribution and service expenses. Each class of shares also has exclusive voting rights with respect to its distribution and service fees.

     Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution or service fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in a Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

     The Trust does not contemplate holding regular meetings of shareholders to elect trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").

     In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. The liquidation proceeds to holders of classes of shares with higher distribution fees and transfer agency costs are likely to be less than the liquidation proceeds to holders of classes of shares with lower distribution fees and transfer agency costs.

     The trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series outstanding and entitled to vote (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the trustees without approval from each affected shareholder or trustee, as the case may be.

     Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.


     As of July 2, 2007, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares, Class C Shares or Class I Shares of the Fund, except as follows:



                                                                          APPROXIMATE
                                                                         PERCENTAGE OF
                                                              CLASS OF   OWNERSHIP ON
NAME AND ADDRESS OF HOLDER                                     SHARES    JULY 2, 2007
--------------------------                                    --------   -------------
Edward Jones & Co...........................................     A             14%
Attn: Mutual Fund Shareholding Accounting
201 Progress Pkwy
Maryland Hts, MO 63043-3009

Morgan Stanley & Co. .......................................     B             15%
Financial Control Group                                          C             19%
Attn: Karen Romero                                               I            100%
195 Broadway
New York, NY 10007-3100

MLPF&S For the Sole Benefit of its customers................     C             16%
Attn: Fund Administration 97FW6
4800 Deer Lake Dr. E 2nd Fl.
Jacksonville, FL 32246-6484

Pershing LLC................................................     A              8%
1 Pershing Plaza                                                 B             10%
Jersey City, NJ 07399-0002                                       C             14%

                                                                          APPROXIMATE
                                                                         PERCENTAGE OF
                                                              CLASS OF   OWNERSHIP ON
NAME AND ADDRESS OF HOLDER                                     SHARES    JULY 2, 2007
--------------------------                                    --------   -------------

PFPC Brokerage Services.....................................     A              6%
FBO Primerica Financial Services                                 B              8%
760 Moore Rd
King of Prussia, PA 19406-3101


             INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RISKS

     The following disclosure supplements the disclosure set forth under the caption "Investment Objective, Principal Investment Strategies and Risks" in a Prospectus and does not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in a Prospectus for a complete presentation of the matters disclosed below.

REPURCHASE AGREEMENTS

     The Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. The Fund may enter into repurchase agreements with broker-dealers, banks and other financial institutions deemed to be creditworthy by the Adviser under guidelines approved by the Fund's Board of Trustees. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, would exceed the Fund's limitation on illiquid securities described herein. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.

     For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an exemptive order from the SEC permitting this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

     Repurchase agreements are fully collateralized by the underlying securities and are considered to be loans under the 1940 Act. The Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. government, its agencies or instrumentalities) may have maturity dates exceeding one year.

ILLIQUID SECURITIES


     The Fund may invest up to 15% of its net assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with procedures approved by the Fund's Board of Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which typically range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief (such as "no-action" letters issued by the staff of the SEC interpreting or providing guidance on the 1940 Act or regulations thereunder) from the provisions of the 1940 Act, as amended from time to time.


CONVERTIBLE SECURITIES

     The Fund's investments in convertible securities may include securities with enhanced convertible features or "equity-linked" features. These securities come in many forms and may include features, among others, such as the following: (i) may be issued by the issuer of the underlying equity security on its own securities or securities it holds of another company or be issued by a third party (typically a brokerage firm or other financial entity) on a security of another company, (ii) may convert into equity securities, such as common stock, or may be redeemed for cash or some combination of cash and the linked security at a value based upon the value of the underlying equity security, (iii) may have various conversion features prior to maturity at the option of the holder or the issuer or both, (iv) may limit the appreciation value with caps or collars of the value of the underlying equity security and (v) may have fixed, variable or no interest payments during the life of the security which reflect the actual or a structured return relative to the underlying dividends of the linked equity security. Generally these securities are designed to give investors enhanced yield opportunities to the equity securities of an issuer, but these securities may involve a limited appreciation potential, downside exposure, or a finite time in which to capture the yield advantage. For example, certain securities may provide a higher current dividend income than the dividend income on the underlying security while capping participation in the capital appreciation of such security. Other securities may involve arrangements with no interest or dividend payments made until maturity of the security or an enhanced principal amount received at maturity based on the yield and value of the underlying equity security during the security's term or at maturity. Besides enhanced yield opportunities, another advantage of using such securities is that they may be used for portfolio management or hedging purposes to reduce the risk of investing in a more volatile underlying equity security. There may be additional types of convertible securities with features not specifically referred to herein in which the Fund may invest consistent with its investment objective and policies.


     Investments in enhanced convertible or equity-linked securities may subject the Fund to additional risks not ordinarily associated with investments in traditional convertible securities. Particularly when such securities are issued by a third party on an underlying linked security of another company, the Fund is subject to risks if the underlying security underperforms or the issuer defaults on the payment of the dividend or the underlying security at maturity. In addition, the trading market for certain securities may be less liquid than for other convertible securities making it difficult for the Fund to dispose of a particular security in a timely manner, and reduced liquidity in the secondary market for any such securities may make it more difficult to obtain market quotations for valuing the Fund's portfolio.

     Up to 5% of the Fund's net assets may be invested in convertible securities that are below investment grade. Debt securities rated below investment grade are commonly known as junk bonds. Although the Fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Fund, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.

WARRANTS

     Warrants are in effect longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Of course, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.


SECURITIES OF FOREIGN ISSUERS


     The Fund also may purchase foreign securities in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") or other securities representing underlying shares of foreign companies. These securities may not necessarily be denominated in the same currency as the underlying securities but generally are denominated in the currency of the market in which they are traded. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid by the ADR holders. In addition, less information generally is available for an unsponsored ADR than about a sponsored ADR and financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The Fund may invest in ADRs through both sponsored and unsponsored arrangements. EDRs are receipts issued in Europe by banks or depositaries which evidence similar ownership arrangements.

                             STRATEGIC TRANSACTIONS

     The Fund may, but is not required to, use various investment strategies as described below ("Strategic Transactions") to facilitate portfolio management and to mitigate risks. Techniques and instruments may change over time as new instruments and strategies are developed or as regulatory changes occur. Although the Adviser seeks to use such transactions to further the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result. The Fund's activities involving Strategic Transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code" or "Code"), for qualification as a regulated investment company.

SELLING CALL AND PUT OPTIONS

     Purpose. The principal reason for selling options is to obtain, through receipt of premiums, a greater current return than would be realized on the underlying securities alone. Such current return could be expected to fluctuate because premiums earned from an option selling program and dividend or interest income yields on portfolio securities vary as economic and market conditions change. Selling options on portfolio securities is likely to result in a higher portfolio turnover rate.

     Selling Options. The purchaser of a call option pays a premium to the seller (i.e., the writer) for the right to buy the underlying security from the seller at a specified price during a certain period. The Fund would write call options only on a covered basis or for cross-hedging purposes. A call option is covered if, at all times during the option period, the Fund owns or has the right to acquire the securities of the type that it would be obligated to deliver if any outstanding option were exercised. An option is for cross-hedging purposes if it is not covered by the security subject to the option, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire. In such circumstances, the Fund collateralizes the option by segregating cash and/or liquid securities in an amount at least equal to the market value of the underlying security, marked to market daily, while the option is outstanding.

     The purchaser of a put option pays a premium to the seller (i.e., the writer) for the right to sell the underlying security to the writer at a specified price during a certain period. The Fund would sell put options only on a secured basis, which means that, at all times during the option period, the Fund would segregate cash and/or liquid securities in an amount at least equal to the exercise price of the option, or would hold a put on the same underlying security at an equal or greater exercise price.

     Closing Purchase Transactions and Offsetting Transactions. To terminate its position as a writer of a call or put option, the Fund could enter into a "closing purchase transaction," which is the purchase of a call (put) on the same underlying security and having the same exercise price and expiration date as the call (put) previously sold by the Fund. The Fund would realize a gain
(loss) if the premium plus commission paid in the closing purchase transaction is lesser (greater) than the premium it received on the sale of the option. The Fund would also realize a gain if an option it has written lapses unexercised.

     The Fund could sell options that are listed on an exchange as well as options which are privately negotiated in over-the-counter transactions. The Fund could close out its position as a seller of an option only if a liquid secondary market exists for options of that series, but there is no assurance that such a market will exist, particularly in the case of over-the-counter options, since they can be closed out only with the other party to the transaction. Alternatively, the Fund could purchase an offsetting option, which would not close out its position as a seller, but would provide an asset of equal value to its obligation under the option sold. If the Fund is not able to enter into a closing purchase transaction or to purchase an offsetting option with respect to an option it has sold, it will be required to maintain the securities subject to the call or the collateral securing the option until a closing purchase transaction can be entered into (or the option is exercised or expires) even though it might not be advantageous to do so.

     Risks of Writing Options. By selling a call option, the Fund loses the potential for gain on the underlying security above the exercise price while the option is outstanding; by selling a put option the Fund might become obligated to purchase the underlying security at an exercise price that exceeds the then current market price.

PURCHASING CALL AND PUT OPTIONS

     The Fund could purchase call options to protect against anticipated increases in the prices of securities it wishes to acquire. Alternatively, call options could be purchased for capital appreciation. Since the premium paid for a call option is typically a small fraction of the price of the underlying security, a given amount of funds will purchase call options covering a much larger quantity of such security than could be purchased directly. By purchasing call options, the Fund could benefit from any significant increase in the price of the underlying security to a greater extent than had it invested the same amount in the security directly. However, because of the very high volatility of option premiums, the Fund would bear a significant risk of losing the entire premium if the price of the underlying security did not rise sufficiently, or if it did not do so before the option expired.

     Put options may be purchased to protect against anticipated declines in the market value of either specific portfolio securities or of the Fund's assets generally. Alternatively, put options may be purchased for capital appreciation in anticipation of a price decline in the underlying security and a corresponding increase in the value of the put option. The purchase of put options for capital appreciation involves the same significant risk of loss as described above for call options.

     In any case, the purchase of options for capital appreciation would increase the Fund's volatility by increasing the impact of changes in the market price of the underlying securities on the Fund's net asset value.

OPTIONS ON STOCK INDICES

     Options on stock indices are similar to options on stock, but the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive an amount of cash which amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

     Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower index such as the Standard & Poor's 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. A stock index fluctuates with changes in the market values of the stocks included in the index. Options are currently traded on several exchanges.

     Gain or loss to the Fund on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities. As with stock options, the Fund may offset its position in stock index options prior to expiration by entering into a closing transaction or it may let the option expire unexercised.

FUTURES CONTRACTS

     The Fund may engage in transactions involving futures contracts and options on futures contracts in accordance with the rules and interpretations of the Commodity Futures Trading Commission under which the Fund would be exempt from registration as a "commodity pool."

     An index futures contract is an agreement pursuant to which a party agrees to take or make delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the index value at a specified time and the price at which the futures contract originally was struck. No physical delivery of the underlying securities in the index is made.

     Currently, securities index futures contracts can be purchased with respect to several indices on various exchanges. Differences in the securities included in the indices may result in differences in correlation of the futures contracts with movements in the value of the securities being hedged.

     The Fund also may invest in foreign securities index futures contracts traded outside the United States which involve additional risks including fluctuations in foreign exchange rates, foreign currency exchange controls, political and economic instability, differences in financial reporting and securities regulation and trading and foreign taxation issues.

     Initial and Variation Margin. In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale of a futures contract. Initially, the Fund is required to deposit an amount of cash and/or liquid securities equal to a percentage (which will normally range between 1% and 10%) of the contract amount with either a futures commission merchant pursuant to the rules and regulations promulgated under the 1940 Act or with its custodian in an account in the broker's name. This amount is known as initial margin. The nature of initial margin in futures contract transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract and satisfaction of its contractual obligations. Subsequent payments to and from the initial margin account, called variation margin, are made on a daily basis as the price of the underlying securities or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to market.

     For example, when the Fund purchases a futures contract and the price of the underlying security or index rises, that position increases in value, and the Fund receives a variation margin payment equal to that increase in value. Conversely, where the Fund purchases a futures contract and the value of the underlying security or index declines, the position is less valuable, and the Fund is required to make a variation margin payment.

     At any time prior to expiration of the futures contract, the Fund may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

     Futures Contract Strategies. When the Fund anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when the Fund is otherwise fully invested ("anticipatory hedge"). Such purchase of a futures contract would serve as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The Fund may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Fund's securities ("defensive hedge"). To the extent that the Fund's portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts would substantially reduce the risk to the Fund of a market decline and, by so doing, provides an alternative to the liquidation of securities positions in the Fund. Ordinarily transaction costs associated with futures contract transactions are lower than transaction costs that would be incurred in the purchase and sale of the underlying securities.

     Special Risks Associated with Futures Contract Transactions. There are several risks connected with the use of futures contracts. These include the risk of imperfect correlation between movements in the price of the futures contracts and of the underlying securities or index; the risk of market distortion; the risk of illiquidity; and the risk of error in anticipating price movement.

     There may be an imperfect correlation (or no correlation) between movements in the price of the futures contracts and of the securities being hedged. The risk of imperfect correlation increases as the composition of the securities being hedged diverges from the securities upon which the futures contract is based. If the price of the futures contract moves less than the price of the securities being hedged, the hedge will not be fully effective. To compensate for the imperfect correlation, the Fund could buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is greater than the historical volatility of the securities underlying the futures contract. Conversely, the Fund could buy or sell futures contracts in a lesser dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is less than the historical volatility of the securities underlying the futures contracts. It is also possible that the value of futures contracts held by the Fund could decline at the same time as portfolio securities being hedged; if this occurred, the Fund would lose money on the futures contract in addition to suffering a decline in value in the portfolio securities being hedged.

     There is also the risk that the price of futures contracts may not correlate perfectly with movements in the securities or index underlying the futures contract due to certain market distortions. First, all participants in the futures contract market are subject to margin depository and maintenance requirements. Rather than meet additional margin depository requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the futures contract market and the securities or index underlying the futures contract. Second, from the point of view of speculators, the deposit requirements in the futures contract market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures contract markets may cause temporary price distortions. Due to the possibility of price distortion in the futures contract markets and because of the imperfect correlation between movements in futures contracts and movements in the securities underlying them, a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction.

     There is also the risk that futures contract markets may not be sufficiently liquid. Futures contracts may be closed out only on an exchange or board of trade that provides a market for such futures contracts. Although the Fund intends to purchase or sell futures contracts only on exchanges and boards of trade where there appears to be an active secondary market, there can be no assurance that an active secondary market will exist for any particular contract or at any particular time. In the event of such illiquidity, it might not be possible to close a futures contract position and, in the event of adverse price movement, the Fund would continue to be required to make daily payments of variation margin. Since the securities being hedged would not be sold until the related futures contract is sold, an increase, if any, in the price of the securities may to some extent offset losses on the related futures contract. In such event, the Fund would lose the benefit of the appreciation in value of the securities.

     Successful use of futures contracts is also subject to the Adviser's ability to correctly predict the direction of movements in the market. For example, if the Fund hedges against a decline in the market, and market prices instead advance, the Fund will lose part or all of the benefit of the increase in value of its securities holdings because it will have offsetting losses in futures contracts. In such cases, if the Fund has insufficient cash, it may have to sell portfolio securities at a time when it is disadvantageous to do so to meet the daily variation margin.

     Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most U.S. futures contract exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices would move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures contract positions and subjecting some futures contract traders to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

     The Fund will not enter into futures contracts or options transactions (except for closing transactions) other than for bona fide hedging purposes if, immediately thereafter, the sum of its initial margin and premiums on open futures contracts and options exceed 5% of the fair market value of the Fund's assets; however, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. To prevent leverage in connection with the purchase of futures contracts by the Fund, the Fund will segregate cash and/or liquid securities in an amount at least equal to the market value of the obligation under the futures contracts (less any related margin deposits).

OPTIONS ON FUTURES CONTRACTS

     The Fund could also purchase and write options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option period. As a writer of an option on a futures contract, the Fund would be subject to initial margin and maintenance requirements similar to those applicable to futures contracts. In addition, net option premiums received by the Fund are required to be included as initial margin deposits. When an option on a futures contract is exercised, delivery of the futures contracts position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The Fund could purchase put options on futures contracts in lieu of, and for the same purposes as, the sale of a futures contract; at the same time, it could write put options at a lower strike price (a "put bear spread") to offset part of the cost of the strategy to the Fund. The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contracts.

     Risks of Transactions in Options on Futures Contracts. In addition to the risks described above which apply to all options transactions, there are several special risks relating to options on futures contracts. The Adviser will not purchase options on futures contracts on any exchange unless in the Adviser's opinion, a liquid secondary exchange market for such options exists. Compared to the use of futures contracts, the purchase of options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances, such as when there is no movement in the price of the underlying security or index, when the use of an option on a futures contract would result in a loss to the Fund when the use of a futures contract would not.

ADDITIONAL RISKS OF OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Option positions of all investment companies advised by the Adviser are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, futures contracts or options on futures contracts, the Fund could experience delays or losses in liquidating open positions purchased or incur a loss of all or part of its margin deposits. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Adviser.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

     Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash and/or liquid securities to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered (or securities convertible into the needed securities without additional consideration), or, subject to any regulatory restrictions, the Fund must segregate cash and/or liquid securities in an amount at least equal to the current amount of the obligation. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate. In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and/or liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Strategic Transactions may be covered by other means when consistent with applicable regulatory policies.

                            INVESTMENT RESTRICTIONS

     The Fund has adopted the following fundamental investment restrictions which may not be changed without shareholder approval by the vote of a majority of its outstanding voting securities which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund's voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitations on illiquid securities and borrowings, the percentage limitations apply at the time of purchase and on an ongoing basis. These restrictions provide that the Fund shall not:

      1. With respect to 75% of the Fund's total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (not including federal government securities) or acquire more than 10% of any class of the outstanding voting securities of any one issuer, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      2. Issue senior securities and shall not borrow money except for temporary purposes in an amount not exceeding 5% of the Fund's total assets. Notwithstanding the foregoing, the Fund may enter into transactions in options, futures contracts and related options and may make margin deposits and payments in connection therewith.

      3. Underwrite securities of other issuers, except that the Fund may acquire restricted securities and other securities which, if sold, might make the Fund an underwriter under federal securities laws.

      4. Invest more than 25% of the value of its assets in any one industry, provided, that this limitation excludes shares of other open-end investment companies.

      5. Make loans of money or property to any person, except (i) to the extent the securities in which the Fund may invest are considered to be loans,
         (ii) through the loan of portfolio securities, and (iii) to the extent that the Fund may lend money or property in connection with maintenance of the value of, or the Fund's interest with respect to, the securities owned by the Fund.

      6. Invest in real estate interests, although the Fund may invest indirectly through media such as real estate investment trusts.

      7. Invest in commodities or commodity contracts, except that the Fund may enter into transactions in options, futures contracts or related options.

      8. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time,
         (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.


     The latter part of certain of the Fund's fundamental investment restrictions (i.e., the references to "as may otherwise be permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or
(iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time") provide the Fund with flexibility to change its limitations in connection with changes in applicable law, rules, regulations or exemptive relief. The language used in these restrictions provides the necessary flexibility to allow the Fund's Board to respond efficiently to these kinds of developments without the delay and expense of a shareholder meeting.


NON-FUNDAMENTAL POLICIES


     The Fund has adopted the following operating policies which may be amended by its Board of Trustees. The Fund shall not:


      1. Invest 25% or more of the value of its assets in any one industry, provided that this limitation excludes shares of other open-end investment companies.

      2. Invest in other investment companies in reliance on Section 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the 1940 Act.

                             TRUSTEES AND OFFICERS

     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

                              INDEPENDENT TRUSTEES


                                                                                          NUMBER OF
                                               TERM OF                                     FUNDS IN
                                              OFFICE AND                                     FUND
                                 POSITION(S)  LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)          OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS             BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (62)               Trustee          +       Chairman and Chief Executive        72       Trustee/Director/
Blistex Inc.                                              Officer of Blistex Inc., a                   Managing General
1800 Swift Drive                                          consumer health care products                Partner of funds in
Oak Brook, IL 60523                                       manufacturer.                                the Fund Complex.
                                                                                                       Director of the
                                                                                                       Heartland Alliance, a
                                                                                                       nonprofit
                                                                                                       organization serving
                                                                                                       human needs based in
                                                                                                       Chicago. Board member
                                                                                                       of the Illinois
                                                                                                       Manufacturers'
                                                                                                       Association.

Jerry D. Choate (68)             Trustee          +       Prior to January 1999,              72       Trustee/Director/
33971 Selva Road                                          Chairman and Chief Executive                 Managing General
Suite 130                                                 Officer of the Allstate                      Partner of funds in
Dana Point, CA 92629                                      Corporation ("Allstate") and                 the Fund Complex.
                                                          Allstate Insurance Company.                  Director of H&R
                                                          Prior to January 1995,                       Block, Amgen Inc., a
                                                          President and Chief Executive                biotechnological
                                                          Officer of Allstate. Prior to                company, and Valero
                                                          August 1994, various                         Energy Corporation,
                                                          management positions at                      an independent
                                                          Allstate.                                    refining company.


                                                                                          NUMBER OF
                                               TERM OF                                     FUNDS IN
                                              OFFICE AND                                     FUND
                                 POSITION(S)  LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)          OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS             BY TRUSTEE   HELD BY TRUSTEE
Rod Dammeyer (66)                Trustee          +       President of CAC, L.L.C., a         72       Trustee/Director/
CAC, L.L.C.                                               private company offering                     Managing General
4350 LaJolla Village Drive                                capital investment and                       Partner of funds in
Suite 980                                                 management advisory services.                the Fund Complex.
San Diego, CA 92122-6223                                                                               Director of Quidel
                                                                                                       Corporation,
                                                                                                       Stericycle, Inc.,
                                                                                                       Ventana Medical
                                                                                                       Systems, Inc. and
                                                                                                       Trustee of The
                                                                                                       Scripps Research
                                                                                                       Institute. Prior to
                                                                                                       April 2007, Director
                                                                                                       of GATX Corporation.
                                                                                                       Prior to April 2004,
                                                                                                       Director of
                                                                                                       TheraSense, Inc.
                                                                                                       Prior to January
                                                                                                       2004, Director of
                                                                                                       TeleTech Holdings
                                                                                                       Inc. and Arris Group,
                                                                                                       Inc.

Linda Hutton Heagy++ (59)        Trustee          +       Managing Partner of Heidrick &      72       Trustee/Director/
Heidrick & Struggles                                      Struggles, an international                  Managing General
233 South Wacker Drive                                    executive search firm. Prior                 Partner of funds in
Suite 7000                                                to 1997, Partner of Ray &                    the Fund Complex.
Chicago, IL 60606                                         Berndtson, Inc., an executive                Trustee on the
                                                          recruiting firm. Prior to                    University of Chicago
                                                          1995, Executive Vice President               Hospitals Board, Vice
                                                          of ABN AMRO, N.A., a bank                    Chair of the Board of
                                                          holding company. Prior to                    the YMCA of
                                                          1990, Executive Vice President               Metropolitan Chicago
                                                          of The Exchange National Bank.               and a member of the
                                                                                                       Women's Board of the
                                                                                                       University of
                                                                                                       Chicago.

                                                                                          NUMBER OF
                                               TERM OF                                     FUNDS IN
                                              OFFICE AND                                     FUND
                                 POSITION(S)  LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)          OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS             BY TRUSTEE   HELD BY TRUSTEE

R. Craig Kennedy (55)            Trustee          +       Director and President of the       72       Trustee/Director/
1744 R Street, NW                                         German Marshall Fund of the                  Managing General
Washington, DC 20009                                      United States, an independent                Partner of funds in
                                                          U.S. foundation created to                   the Fund Complex.
                                                          deepen understanding, promote
                                                          collaboration and stimulate
                                                          exchanges of practical
                                                          experience between Americans
                                                          and Europeans. Formerly,
                                                          advisor to the Dennis Trading
                                                          Group Inc., a managed futures
                                                          and option company that
                                                          invests money for individuals
                                                          and institutions. Prior to
                                                          1992, President and Chief
                                                          Executive Officer, Director
                                                          and member of the Investment
                                                          Committee of the Joyce
                                                          Foundation, a private
                                                          foundation.

Howard J Kerr (71)               Trustee          +       Prior to 1998, President and        72       Trustee/Director/
14 Huron Trace                                            Chief Executive Officer of                   Managing General
Galena, IL 61036                                          Pocklington Corporation, Inc.,               Partner of funds in
                                                          an investment holding company.               the Fund Complex.
                                                                                                       Director of the Lake
                                                                                                       Forest Bank & Trust.
                                                                                                       Director of the
                                                                                                       Marrow Foundation.

Jack E. Nelson (71)              Trustee          +       President of Nelson Investment      72       Trustee/Director/
423 Country Club Drive                                    Planning Services, Inc., a                   Managing General
Winter Park, FL 32789                                     financial planning company and               Partner of funds in
                                                          registered investment adviser                the Fund Complex.
                                                          in the State of Florida.
                                                          President of Nelson Ivest
                                                          Brokerage Services Inc., a
                                                          member of the NASD, Securities
                                                          Investors Protection Corp. and
                                                          the Municipal Securities
                                                          Rulemaking Board. President of
                                                          Nelson Sales and Services
                                                          Corporation, a marketing and
                                                          services company to support
                                                          affiliated companies.

Hugo F. Sonnenschein (66)        Trustee          +       President Emeritus and              72       Trustee/Director/
1126 E. 59th Street                                       Honorary Trustee of the                      Managing General
Chicago, IL 60637                                         University of Chicago and the                Partner of funds in
                                                          Adam Smith Distinguished                     the Fund Complex.
                                                          Service Professor in the                     Trustee of the
                                                          Department of Economics at the               University of
                                                          University of Chicago. Prior                 Rochester and a
                                                          to July 2000, President of the               member of its
                                                          University of Chicago.                       investment committee.
                                                                                                       Member of the
                                                                                                       National Academy of
                                                                                                       Sciences, the
                                                                                                       American
                                                                                                       Philosophical Society
                                                                                                       and a fellow of the
                                                                                                       American Academy of
                                                                                                       Arts and Sciences.

                                                                                          NUMBER OF
                                               TERM OF                                     FUNDS IN
                                              OFFICE AND                                     FUND
                                 POSITION(S)  LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)          OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS             BY TRUSTEE   HELD BY TRUSTEE

Suzanne H. Woolsey, Ph.D. (65)   Trustee          +       Chief Communications Officer        72       Trustee/Director/
815 Cumberstone Road                                      of the National Academy of                   Managing General
Harwood, MD 20776                                         Sciences/National Research                   Partner of funds in
                                                          Council, an independent,                     the Fund Complex.
                                                          federally chartered policy                   Director of Fluor
                                                          institution, from 2001 to                    Corp., an
                                                          November 2003 and Chief                      engineering,
                                                          Operating Officer from 1993 to               procurement and
                                                          2001. Prior to 1993, Executive               construction
                                                          Director of the Commission on                organization, since
                                                          Behavioral and Social Sciences               January 2004 Director
                                                          and Education at the National                of Intelligent
                                                          Academy of Sciences/National                 Medical Devices,
                                                          Research Council. From 1980                  Inc., a symptom based
                                                          through 1989, Partner of                     diagnostic tool for
                                                          Coopers & Lybrand.                           physicians and
                                                                                                       clinical labs.
                                                                                                       Director of the
                                                                                                       Institute for Defense
                                                                                                       Analyses, a federally
                                                                                                       funded research and
                                                                                                       development center,
                                                                                                       Director of the
                                                                                                       German Marshall Fund
                                                                                                       of the United States,
                                                                                                       Director of the Rocky
                                                                                                       Mountain Institute
                                                                                                       and Trustee of
                                                                                                       California Institute
                                                                                                       of Technology and the
                                                                                                       Colorado College.

                              INTERESTED TRUSTEE*


                                                                                          NUMBER OF
                                            TERM OF                                        FUNDS IN
                                           OFFICE AND                                        FUND
                              POSITION(S)  LENGTH OF                                       COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)             OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS                BY TRUSTEE   HELD BY TRUSTEE
Wayne W. Whalen* (67)         Trustee          +       Partner in the law firm of             72       Trustee/Director/
333 West Wacker Drive                                  Skadden, Arps, Slate, Meagher &                 Managing General
Chicago, IL 60606                                      Flom LLP, legal counsel to funds                Partner of funds in
                                                       in the Fund Complex.                            the Fund Complex.
                                                                                                       Director of the
                                                                                                       Abraham Lincoln
                                                                                                       Presidential Library
                                                                                                       Foundation.


------------------------------------

 + See Table D below.


++ As indicated above, Ms. Heagy is an employee of Heidrick and Struggles, an international executive search firm ("Heidrick"). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been unrelated to Van Kampen's or Morgan Stanley's asset management businesses and have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley. Ms. Heagy does own common shares of Heidrick (representing less than 1% of Heidrick's outstanding common shares).


 * Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

                                    OFFICERS


                                                     TERM OF
                                                    OFFICE AND
                                   POSITION(S)      LENGTH OF
NAME, AGE AND                       HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND           SERVED    DURING PAST 5 YEARS

Ronald E. Robison (68)          President and          +++      President of funds in the Fund Complex since September 2005
522 Fifth Avenue                Principal                       and Principal Executive Officer of funds in the Fund Complex
New York, NY 10036              Executive                       since May 2003. Managing Director of Van Kampen Advisors
                                Officer                         Inc. since June 2003. Director of Investor Services since
                                                                September 2002. Director of the Adviser, Van Kampen
                                                                Investments and Van Kampen Exchange Corp. since January
                                                                2005. Managing Director of Morgan Stanley and Morgan Stanley
                                                                & Co. Incorporated. Managing Director and Director of Morgan
                                                                Stanley Investment Management Inc. Chief Administrative
                                                                Officer, Managing Director and Director of Morgan Stanley
                                                                Investment Advisors Inc. and Morgan Stanley Services Company
                                                                Inc. Managing Director and Director of Morgan Stanley
                                                                Distributors Inc. and Morgan Stanley Distribution Inc. Chief
                                                                Executive Officer and Director of Morgan Stanley Trust.
                                                                Executive Vice President and Principal Executive Officer of
                                                                the Institutional and Retail Morgan Stanley Funds. Director
                                                                of Morgan Stanley SICAV. Previously, Chief Global Operations
                                                                Officer of Morgan Stanley Investment Management Inc. and
                                                                Executive Vice President of funds in the Fund Complex from
                                                                May 2003 to September 2005.

Dennis Shea (54)                Vice President         +++      Managing Director of Morgan Stanley Investment Advisors
522 Fifth Avenue                                                Inc., Morgan Stanley Investment Management Inc., the Adviser
New York, NY 10036                                              and Van Kampen Advisors Inc. Chief Investment Officer-Global
                                                                Equity of the same entities since February 2006. Vice
                                                                President of Morgan Stanley Institutional and Retail Funds
                                                                since February 2006. Vice President of funds in the Fund
                                                                Complex since March 2006. Previously, Managing Director and
                                                                Director of Global Equity Research at Morgan Stanley from
                                                                April 2000 to February 2006.

J. David Germany (52)           Vice President         +++      Managing Director of Morgan Stanley Investment Advisors
20 Bank Street                                                  Inc., Morgan Stanley Investment Management Inc., the Adviser
Canary Wharf                                                    and Van Kampen Advisors Inc. Chief Investment Officer -
London, GBR E14 4AD                                             Global Fixed Income of the same entities since December
                                                                2005. Managing Director and Director of Morgan Stanley
                                                                Investment Management Ltd. Director of Morgan Stanley
                                                                Investment Management (ACD) Limited since December 2003.
                                                                Vice President of Morgan Stanley Institutional and Retail
                                                                Funds since February 2006. Vice President of funds in the
                                                                Fund Complex since March 2006.

Amy R. Doberman (45)            Vice President         +++      Managing Director and General Counsel - U.S. Investment
522 Fifth Avenue                                                Management; Managing Director of Morgan Stanley Investment
New York, NY 10036                                              Management Inc., Morgan Stanley Investment Advisors Inc. and
                                                                the Adviser. Vice President of the Morgan Stanley
                                                                Institutional and Retail Funds since July 2004 and Vice
                                                                President of funds in the Fund Complex since August 2004.
                                                                Previously, Managing Director and General Counsel of
                                                                Americas, UBS Global Asset Management from July 2000 to July
                                                                2004 and General Counsel of Aeltus Investment Management,
                                                                Inc. from January 1997 to July 2000.

Stefanie V. Chang (40)          Vice President         +++      Executive Director of Morgan Stanley Investment Management
522 Fifth Avenue                and Secretary                   Inc. Vice President and Secretary of funds in the Fund
New York, NY 10036                                              Complex.

John L. Sullivan (51)           Chief Compliance       +++      Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza - Suite 100    Officer                         August 2004. Prior to August 2004, Director and Managing
Oakbrook Terrace, IL 60181                                      Director of Van Kampen Investments, the Adviser, Van Kampen
                                                                Advisors Inc. and certain other subsidiaries of Van Kampen
                                                                Investments, Vice President, Chief Financial Officer and
                                                                Treasurer of funds in the Fund Complex and head of Fund
                                                                Accounting for Morgan Stanley Investment Management Inc.
                                                                Prior to December 2002, Executive Director of Van Kampen
                                                                Investments, the Adviser and Van Kampen Advisors Inc.

                                                     TERM OF
                                                    OFFICE AND
                                   POSITION(S)      LENGTH OF
NAME, AGE AND                       HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND           SERVED    DURING PAST 5 YEARS

Stuart N. Schuldt (45)          Chief Financial        +++      Executive Director of Morgan Stanley Investment Management
1 Parkview Plaza - Suite 100    Officer and                     Inc. since June 2007. Chief Financial Officer and Treasurer
Oakbrook Terrace, IL 60181      Treasurer                       of funds in the Fund Complex since June 2007. Prior to June
                                                                2007, Senior Vice President of the Northern Trust Company,
                                                                Treasurer and Principal Financial Officer of Northern Trust
                                                                U.S. mutual fund complex.


------------------------------------

+++ See Table E below.


COMPENSATION

     Each trustee/director/managing general partner (hereinafter referred to in this section as "trustee") who is not an affiliated person (as defined in the 1940 Act) of Van Kampen Investments, the Adviser or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to funds in the Fund Complex. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a deferred compensation plan to its Non-Affiliated Trustees that allows such trustees to defer receipt of their compensation until retirement and earn a return on such deferred amounts. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund. Deferring compensation has the same economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met. Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from the Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit per year for each of the 10 years following such retirement from the Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from the Fund.

     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE


                                                                Fund Complex
                                                ---------------------------------------------
                                                                 Aggregate
                                                 Aggregate       Estimated
                                                Pension or        Maximum           Total
                                                Retirement        Annual        Compensation
                                 Aggregate       Benefits      Benefits from       before
                                Compensation    Accrued as       the Fund       Deferral from
                                  from the        Part of      Complex Upon         Fund
             Name                 Trust(1)      Expenses(2)    Retirement(3)     Complex(4)
             ----               ------------    -----------    -------------    -------------
INDEPENDENT TRUSTEES
David C. Arch                     $17,577        $ 35,373        $105,000         $259,418
Jerry D. Choate                    17,602          80,600         105,000          254,394
Rod Dammeyer                       17,577          64,051         105,000          259,418
Linda Hutton Heagy                 17,602          25,769         105,000          254,394
R. Craig Kennedy                   17,602          18,372         105,000          254,394
Howard J Kerr                      17,577         140,735         143,750          259,418
Jack E. Nelson                     15,770          92,953         105,000          238,523
Hugo F. Sonnenschein               17,577          64,671         105,000          259,418
Suzanne H. Woolsey                 17,602          57,060         105,000          254,394
INTERESTED TRUSTEE
Wayne W. Whalen                    17,577          67,997         105,000          259,418


------------------------------------


(1) The amounts shown in this column represent the aggregate compensation before deferral from all operating series of the Trust during the fiscal year ended March 31, 2007. The details of aggregate compensation before deferral for each operating series of the Trust during the fiscal year ended March 31, 2007 are shown in Table A below. The details of compensation deferred for each operating series of the Trust during the fiscal year ended March 31, 2007 are shown in Table B below. The details of cumulative deferred compensation (including interest) for each operating series of the Trust as of March 31, 2007 are shown in Table C below. The deferred compensation plan is described above the Compensation Table.



(2) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating funds in the Fund Complex for each of the trustees for the funds' respective fiscal years ended in 2006. The retirement plan is described above the Compensation Table.



(3) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex as of the date of this Statement of Additional Information for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The retirement plan is described above the Compensation Table. Each trustee has served as a member of the Board of Trustees since the year set forth in Table D below.



(5) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2006 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

                                    TABLE A

                  FISCAL YEAR 2007 AGGREGATE COMPENSATION FROM

                           THE TRUST AND EACH SERIES


                                                                         INDEPENDENT TRUSTEES
                                       FISCAL    --------------------------------------------------------------------
FUND NAME                             YEAR-END    ARCH     CHOATE    DAMMEYER    HEAGY    KENNEDY    KERR     NELSON
---------                             --------    ----     ------    --------    -----    -------    ----     ------
Aggressive Growth Fund...............   3/31     $ 3,084   $ 3,087   $ 3,084    $ 3,087   $3,087    $ 3,084   $ 2,858
Asset Allocation Conservative Fund...   3/31         469       469       469        469      469        469       469
Asset Allocation Growth Fund.........   3/31         471       471       471        471      471        471       471
Asset Allocation Moderate Fund.......   3/31         471       471       471        471      471        471       471
Core Equity Fund*....................   3/31           0         0         0          0        0          0         0
Disciplined Small Cap Value Fund.....   3/31           0         0         0          0        0          0         0
Leaders Fund.........................   3/31       1,570     1,572     1,570      1,572    1,572      1,570     1,343
Mid Cap Growth Fund..................   3/31       2,938     2,942     2,938      2,942    2,942      2,938     2,713
Select Growth Fund...................   3/31       1,528     1,531     1,528      1,531    1,531      1,528     1,302
Small Cap Growth Fund................   3/31       1,814     1,817     1,814      1,817    1,817      1,814     1,588
Small Cap Value Fund.................   3/31       1,867     1,870     1,867      1,870    1,870      1,867     1,641
Small Company Growth Fund*...........   3/31           0         0         0          0        0          0         0
Utility Fund.........................   3/31       1,577     1,581     1,577      1,581    1,581      1,577     1,352
Value Opportunities Fund.............   3/31       1,788     1,791     1,788      1,791    1,791      1,788     1,562
                                                 -------   -------   -------    -------   -------   -------   -------
 Equity Trust Total..................            $17,577   $17,602   $17,577    $17,602   $17,602   $17,577   $15,770

                                                                INTERESTED
                                        INDEPENDENT TRUSTEES     TRUSTEE
                                       ----------------------   ----------
FUND NAME                              SONNENSCHEIN   WOOLSEY     WHALEN
---------                              ------------   -------     ------
Aggressive Growth Fund...............    $ 3,084      $3,087     $ 3,084
Asset Allocation Conservative Fund...        469         469         469
Asset Allocation Growth Fund.........        471         471         471
Asset Allocation Moderate Fund.......        471         471         471
Core Equity Fund*....................          0           0           0
Disciplined Small Cap Value Fund.....          0           0           0
Leaders Fund.........................      1,570       1,572       1,570
Mid Cap Growth Fund..................      2,938       2,942       2,938
Select Growth Fund...................      1,528       1,531       1,528
Small Cap Growth Fund................      1,814       1,817       1,814
Small Cap Value Fund.................      1,867       1,870       1,867
Small Company Growth Fund*...........          0           0           0
Utility Fund.........................      1,577       1,581       1,577
Value Opportunities Fund.............      1,788       1,791       1,788
                                         -------      -------    -------
 Equity Trust Total..................    $17,577      $17,602    $17,577


------------------------------------


 * Had not commenced investment operations as of March 31, 2007.


                                    TABLE B


             FISCAL YEAR 2007 AGGREGATE COMPENSATION DEFERRED FROM

                           THE TRUST AND EACH SERIES


                                                                                                                  INTERESTED
                                                                   INDEPENDENT TRUSTEES                            TRUSTEE
                                 FISCAL     -------------------------------------------------------------------   ----------
FUND NAME                       YEAR-END    CHOATE     DAMMEYER     HEAGY     KENNEDY    NELSON    SONNENSCHEIN     WHALEN
---------                       --------    ------     --------     -----     -------    ------    ------------     ------
Aggressive Growth Fund........    3/31      $ 3,087    $ 3,084     $ 3,087    $1,544     $ 2,858     $ 3,084       $ 3,084
Asset Allocation Conservative
  Fund........................    3/31          469        469         469       235         469         469           469
Asset Allocation Growth
  Fund........................    3/31          471        471         471       236         471         471           471
Asset Allocation Moderate
  Fund........................    3/31          471        471         471       236         471         471           471
Core Equity Fund*.............    3/31            0          0           0         0           0           0             0
Disciplined Small Cap Value
  Fund........................    3/31            0          0           0         0           0           0             0
Leaders Fund..................    3/31        1,572      1,570       1,572       786       1,343       1,570         1,570
Mid Cap Growth Fund...........    3/31        2,942      2,938       2,942     1,471       2,713       2,938         2,938
Select Growth Fund............    3/31        1,531      1,528       1,531       766       1,302       1,528         1,528
Small Cap Growth Fund.........    3/31        1,817      1,814       1,817       909       1,588       1,814         1,814
Small Cap Value Fund..........    3/31        1,870      1,867       1,870       935       1,641       1,867         1,867
Small Company Growth Fund*....    3/31            0          0           0         0           0           0             0
Utility Fund..................    3/31        1,581      1,577       1,581       791       1,352       1,577         1,577
Value Opportunities Fund......    3/31        1,791      1,788       1,791       896       1,562       1,788         1,788
                                            -------    -------     -------    ------     -------     -------       -------
  Equity Trust Total..........              $17,602    $17,577     $17,602    $8,805     $15,770     $17,577       $17,577


------------------------------------


 * Had not commenced investment operations as of March 31, 2007.

                                    TABLE C

                        CUMULATIVE COMPENSATION DEFERRED
                 (PLUS INTEREST) FROM THE TRUST AND EACH SERIES


                                                                   CURRENT INDEPENDENT TRUSTEES
                                      FISCAL    -------------------------------------------------------------------
FUND NAME                            YEAR-END    CHOATE    DAMMEYER    HEAGY     KENNEDY     NELSON    SONNENSCHEIN
---------                            --------    ------    --------    -----     -------     ------    ------------
Aggressive Growth Fund.............    3/31     $ 24,128   $ 9,767    $ 28,830   $12,403    $ 38,744     $11,302
Asset Allocation Conservative
 Fund..............................    3/31          477       474         480       242         475         482
Asset Allocation Growth Fund.......    3/31          479       476         482       243         477         484
Asset Allocation Moderate Fund.....    3/31          479       476         482       243         477         484
Core Equity Fund*..................    3/31            0         0           0         0           0           0
Disciplined Small Cap Value Fund...    3/31            0         0           0         0           0           0
Leaders Fund.......................    3/31        1,684     1,669       1,722       866       1,428       1,728
Mid Cap Growth Fund................    3/31       21,907     8,822      24,729    11,616      34,144      10,479
Select Growth Fund.................    3/31       12,766     5,641      12,711     3,723      12,654       6,667
Small Cap Growth Fund..............    3/31       10,201     5,602      10,323     2,611      10,216       6,565
Small Cap Value Fund...............    3/31       12,903     6,154      12,505     3,677      12,678       7,214
Small Company Growth Fund*.........    3/31            0         0           0         0           0           0
Utility Fund.......................    3/31       12,626     5,473      18,504    22,891      48,242       6,452
Value Opportunities Fund...........    3/31        9,313     5,588       9,501     2,014       9,370       6,549
                                                --------   -------    --------   -------    --------     -------
 Equity Trust Total................             $106,963   $50,142    $120,269   $60,529    $168,905     $58,406

                                                                    CURRENT
                                         FORMER INDEPENDENT        INTERESTED
                                              TRUSTEES              TRUSTEE
                                     ---------------------------   ----------
FUND NAME                            BRANAGAN    REES     SISTO      WHALEN
---------                            --------    ----     -----      ------
Aggressive Growth Fund.............  $11,949    $    0   $ 3,945    $ 33,902
Asset Allocation Conservative
 Fund..............................        0         0         0         477
Asset Allocation Growth Fund.......        0         0         0         479
Asset Allocation Moderate Fund.....        0         0         0         479
Core Equity Fund*..................        0         0         0           0
Disciplined Small Cap Value Fund...        0         0         0           0
Leaders Fund.......................        0         0         0       1,689
Mid Cap Growth Fund................    9,648       226     3,173      29,798
Select Growth Fund.................    2,628         0       222      13,084
Small Cap Growth Fund..............    1,474         0         0      10,630
Small Cap Value Fund...............    2,582         0       530      13,012
Small Company Growth Fund*.........        0         0         0           0
Utility Fund.......................    7,996     1,979     4,199      30,239
Value Opportunities Fund...........    1,057         0         0       9,787
                                     -------    ------   -------    --------
 Equity Trust Total................  $37,334    $2,205   $12,069    $143,576


------------------------------------


* Had not commenced investment operations as of March 31, 2007.


                                    TABLE D

          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST


                                                                                                                       INTERESTED
                                                                INDEPENDENT TRUSTEES                                    TRUSTEE
                                 -----------------------------------------------------------------------------------   ----------
FUND NAME                        ARCH   CHOATE   DAMMEYER   HEAGY   KENNEDY   KERR   NELSON   SONNENSCHEIN   WOOLSEY     WHALEN
---------                        ----   ------   --------   -----   -------   ----   ------   ------------   -------     ------
Aggressive Growth Fund.........  2003    1999      2003     1996     1996     2003    1996        2003        1999        1996
Asset Allocation Conservative
 Fund..........................  2006    2006      2006     2006     2006     2006    2006        2006        2006        2006
Asset Allocation Growth Fund...  2006    2006      2006     2006     2006     2006    2006        2006        2006        2006
Asset Allocation Moderate
 Fund..........................  2006    2006      2006     2006     2006     2006    2006        2006        2006        2006
Core Equity Fund*..............  2007    2007      2007     2007     2007     2007    2007        2007        2007        2007
Disciplined Small Cap Value
 Fund..........................  2006    2006      2006     2006     2006     2006    2006        2006        2006        2006
Leaders Fund...................  2005    2005      2005     2005     2005     2005    2005        2005        2005        2005
Mid Cap Growth Fund............  2003    1999      2003     1995     1995     2003    1995        2003        1999        1995
Select Growth Fund.............  2003    2000      2003     2000     2000     2003    2000        2003        2000        2000
Small Cap Growth Fund..........  2003    2000      2003     2000     2000     2003    2000        2003        2000        2000
Small Cap Value Fund...........  2003    1999      2003     1999     1999     2003    1999        2003        1999        1999
Small Company Growth Fund*.....  2003    2000      2003     2000     2000     2003    2000        2003        2000        2000
Utility Fund...................  2003    1999      2003     1995     1993     2003    1993        2003        1999        1993
Value Opportunities Fund.......  2003    2001      2003     2001     2001     2003    2001        2003        2001        2001


------------------------------------


 * Had not commenced investment operations as of March 31, 2007.

                                    TABLE E

          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST


                                                                           OFFICERS
                                               ----------------------------------------------------------------
FUND NAME                                      CHANG   DOBERMAN   GERMANY   ROBISON   SCHULDT   SHEA   SULLIVAN
---------                                      -----   --------   -------   -------   -------   ----   --------
Aggressive Growth Fund.......................  2003      2004      2006      2003      2007     2006     1996
Asset Allocation Conservative Fund...........  2006      2006      2006      2006      2007     2006     2006
Asset Allocation Growth Fund.................  2006      2006      2006      2006      2007     2006     2006
Asset Allocation Moderate Fund...............  2006      2006      2006      2006      2007     2006     2006
Core Equity Fund*............................  2007      2007      2007      2007      2007     2007     2007
Disciplined Small Cap Value Fund.............  2006      2006      2006      2006      2007     2006     2006
Leaders Fund.................................  2005      2005      2006      2005      2007     2006     2005
Mid Cap Growth Fund..........................  2003      2004      2006      2003      2007     2006     1996
Select Growth Fund...........................  2003      2004      2006      2003      2007     2006     2000
Small Cap Growth Fund........................  2003      2004      2006      2003      2007     2006     2000
Small Cap Value Fund.........................  2003      2004      2006      2003      2007     2006     1999
Small Company Growth Fund*...................  2003      2004      2006      2003      2007     2006     2000
Utility Fund.................................  2003      2004      2006      2003      2007     2006     1996
Value Opportunities Fund.....................  2003      2004      2006      2003      2007     2006     2001


------------------------------------


 * Had not commenced investment operations as of March 31, 2007.


BOARD COMMITTEES

     The Board of Trustees has three standing committees (an audit committee, a brokerage and services committee and a governance committee). Each committee is comprised solely of "Independent Trustees", which is defined for purposes herein as trustees who: (1) are not "interested persons" of the Fund as defined by the 1940 Act and (2) are "independent" of the Fund as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards.


     The Board's audit committee consists of Jerry D. Choate, Rod Dammeyer and
R. Craig Kennedy. In addition to being Independent Trustees as defined above, each of these trustees also meets the additional independence requirements for audit committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The audit committee makes recommendations to the Board of Trustees concerning the selection of the Fund's independent registered public accounting firm, reviews with such independent registered public accounting firm the scope and results of the Fund's annual audit and considers any comments which the independent registered public accounting firm may have regarding the Fund's financial statements, accounting records or internal controls. The Board of Trustees has adopted a formal written charter for the audit committee which sets forth the audit committee's responsibilities. The audit committee has reviewed and discussed the financial statements of the Fund with management as well as with the independent registered public accounting firm of the Fund, and discussed with the independent registered public accounting firm the matters required to be discussed under the Statement of Auditing Standards No. 61. The audit committee has received the written disclosures and the letter from the independent registered public accounting firm required under Independence Standards Board Standard No. 1 and has discussed with the independent registered public accounting firm its independence. Based on this review, the audit committee recommended to the Board of Trustees of the Fund that the Fund's audited financial statements be included in the Fund's annual report to shareholders for the most recent fiscal year for filing with the SEC.

     The Board's brokerage and services committee consists of Linda Hutton Heagy, Hugo F. Sonnenschein and Suzanne H. Woolsey. The brokerage and services committee reviews the Fund's allocation of brokerage transactions and soft-dollar practices and reviews the transfer agency and shareholder servicing arrangements with Investor Services.

     The Board's governance committee consists of David C. Arch, Howard J Kerr and Jack E. Nelson. In addition to being Independent Trustees as defined above, each of these trustees also meets the additional independence requirements for nominating committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The governance committee identifies individuals qualified to serve as Independent Trustees on the Board and on committees of the Board, advises the Board with respect to Board composition, procedures and committees, develops and recommends to the Board a set of corporate governance principles applicable to the Fund, monitors corporate governance matters and makes recommendations to the Board, and acts as the administrative committee with respect to Board policies and procedures, committee policies and procedures and codes of ethics. The Independent Trustees of the Fund select and nominate any other nominee Independent Trustees for the Fund. While the Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board of Trustees as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below.


     During the Fund's last fiscal year, the Board of Trustees held 8 meetings. During the Fund's last fiscal year, the audit committee of the Board held 7 meetings, the brokerage and services committee of the Board held 4 meetings and the governance committee of the Board held 2 meetings.


SHAREHOLDER COMMUNICATIONS

     Shareholders may send communications to the Board of Trustees. Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for such trustee above. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

SHARE OWNERSHIP


     Excluding deferred compensation balances as described in the Compensation Table, as of December 31, 2006, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of the Trust beneficially owned equity securities of each series of the Trust and all of the funds in the Fund Complex overseen by the trustee in the dollar range amounts specified below.


                2006 TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES


INDEPENDENT TRUSTEES

                                                                           TRUSTEES
DOLLAR RANGE OF EQUITY SECURITIES IN  ----------------------------------------------------------------------------------
EACH SERIES OF THE TRUST                ARCH     CHOATE    DAMMEYER    HEAGY           KENNEDY           KERR     NELSON
------------------------------------    ----     ------    --------    -----           -------           ----     ------
Aggressive Growth Fund..............    none      none      none        none          $1-$10,000         none     none
Asset Allocation Conservative
 Fund...............................    none      none      none        none             none            none     none
Asset Allocation Moderate Fund......    none      none      none        none             none            none     none
Asset Allocation Growth Fund........    none      none      none        none             none            none     none
Core Equity Fund*...................    none      none      none        none             none            none     none
Disciplined Small Cap Value Fund*...    none      none      none        none             none            none     none
Leaders Fund........................    none      none      none        none          $1-$10,000         none     none
Mid Cap Growth Fund.................    none      none      none        none          $1-$10,000         none     none
Select Growth Fund..................    none      none      none        none          $1-$10,000         none     none
Small Cap Growth Fund...............    none      none      none        none       $50,001-$100,000      none     none
Small Cap Value Fund................    none      none      none        none       $10,001-$50,000       none     none
Small Company Growth Fund*..........    none      none      none        none             none            none     none
Utility Fund........................    none      none      none        none             none            none     none
Value Opportunities Fund............    none      none      none        none        over $100,000        none     none
AGGREGATE DOLLAR RANGE OF EQUITY
 SECURITIES IN ALL REGISTERED
 INVESTMENT COMPANIES OVERSEEN BY
 TRUSTEE IN THE FUND COMPLEX........    over     $10,001-   over      $50,001-           over             $1-      $1-
                                      $100,000   $50,000   $100,000   $100,000         $100,000         $10,000   $10,000

                                             TRUSTEES
DOLLAR RANGE OF EQUITY SECURITIES IN  -----------------------
EACH SERIES OF THE TRUST              SONNENSCHEIN   WOOLSEY
------------------------------------  ------------   -------
Aggressive Growth Fund..............    none           none
Asset Allocation Conservative
 Fund...............................    none           none
Asset Allocation Moderate Fund......    none           none
Asset Allocation Growth Fund........    none           none
Core Equity Fund*...................    none           none
Disciplined Small Cap Value Fund*...    none           none
Leaders Fund........................    none           none
Mid Cap Growth Fund.................    none           none
Select Growth Fund..................    none           none
Small Cap Growth Fund...............    none           none
Small Cap Value Fund................    none           none
Small Company Growth Fund*..........    none           none
Utility Fund........................    none           none
Value Opportunities Fund............    none           none
AGGREGATE DOLLAR RANGE OF EQUITY
 SECURITIES IN ALL REGISTERED
 INVESTMENT COMPANIES OVERSEEN BY
 TRUSTEE IN THE FUND COMPLEX........  $50,001-         over
                                         $100,000    $100,000


INTERESTED TRUSTEE


                                                                   TRUSTEE
                                                               ---------------
DOLLAR RANGE OF EQUITY SECURITIES IN EACH SERIES OF THE TRUST      WHALEN
-------------------------------------------------------------      ------
Aggressive Growth Fund......................................   $10,001-$50,000
Asset Allocation Conservative Fund..........................     $1-$10,000
Asset Allocation Moderate Fund..............................     $1-$10,000
Asset Allocation Growth Fund................................     $1-$10,000
Core Equity Fund*...........................................        none
Disciplined Small Cap Value Fund*...........................        none
Leaders Fund................................................   $10,001-$50,000
Mid Cap Growth Fund.........................................        none
Select Growth Fund..........................................        none
Small Cap Growth Fund.......................................     $1-$10,000
Small Cap Value Fund........................................   10,001-$50,000
Small Company Growth Fund*..................................        none
Utility Fund................................................     $1-$10,000
Value Opportunities Fund....................................     $1-$10,000
AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED
  INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN THE FUND
  COMPLEX...................................................    over $100,000


------------------------------------


 * Had not commenced investment operations as of December 31, 2006.


     Including deferred compensation balances (which are amounts deferred and thus retained by each Fund as described in the Compensation Table), as of December 31, 2006, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of the Trust had in the aggregate, combining beneficially owned equity securities and deferred compensation of each series of the Trust and of all of the funds in the Fund Complex overseen by the trustee, the dollar range amounts specified below.

          2006 TRUSTEE BENEFICIAL OWNERSHIP AND DEFERRED COMPENSATION

INDEPENDENT TRUSTEES

DOLLAR RANGE OF EQUITY
SECURITIES AND DEFERRED                                        TRUSTEES
COMPENSATION IN EACH     ------------------------------------------------------------------------------------
SERIES OF THE TRUST            ARCH          CHOATE    DAMMEYER    HEAGY      KENNEDY       KERR      NELSON
-----------------------        ----          ------    --------    -----      -------       ----      ------
Aggressive Growth
 Fund.................       $50,001-         none      none        none     $1-$10,000     none       over
                             $100,000                                                                $100,000
Asset Allocation
 Conservative Fund....         none           none      none        none        none        none       none
Asset Allocation
 Moderate Fund........         none           none      none        none        none        none       none
Asset Allocation
 Growth Fund..........         none           none      none        none        none        none       none
Core Equity Fund*.....         none           none      none        none        none        none       none
Disciplined Small Cap
 Value Fund*..........         none           none      none        none        none        none       none
Leaders Fund..........         none           none      none        none     $1-$10,000     none       none
Mid Cap Growth Fund...         none           none      none        none     $1-$10,000     none       none
Select Growth Fund....         none           none      none        none     $1-$10,000     none       none
Small Cap Growth
 Fund.................         none           none      none        none      $10,001-      none       none
                                                                              $50,000
Small Cap Value Fund..         none           none      none        none      $10,001-      none       none
                                                                              $50,000
Small Company
 Growth Fund*.........         none           none      none        none        none        none       none
Utility Fund..........         none           none      none        none     $1-$10,000     none       none
Value Opportunities
 Fund.................         none           none      none        none      $10,001-      none       none
                                                                              $50,000
AGGREGATE DOLLAR RANGE
 OF EQUITY SECURITIES
 AND DEFERRED
 COMPENSATION IN ALL
 REGISTERED INVESTMENT
 COMPANIES OVERSEEN BY
 TRUSTEE IN THE FUND
 COMPLEX..............         over           over      over        over        over        over       over
                             $100,000       $100,000   $100,000   $100,000    $100,000    $100,000   $100,000

DOLLAR RANGE OF EQUITY
SECURITIES AND DEFERRED         TRUSTEES
COMPENSATION IN EACH     -----------------------
SERIES OF THE TRUST      SONNENSCHEIN   WOOLSEY
-----------------------  ------------   -------
Aggressive Growth
 Fund.................      none          none
Asset Allocation
 Conservative Fund....      none          none
Asset Allocation
 Moderate Fund........      none          none
Asset Allocation
 Growth Fund..........      none          none
Core Equity Fund*.....      none          none
Disciplined Small Cap
 Value Fund*..........      none          none
Leaders Fund..........      none          none
Mid Cap Growth Fund...      none          none
Select Growth Fund....      none          none
Small Cap Growth
 Fund.................      none
Small Cap Value Fund..      none          none
Small Company
 Growth Fund*.........      none          none
Utility Fund..........      none          none
Value Opportunities
 Fund.................      none          none
AGGREGATE DOLLAR RANGE
 OF EQUITY SECURITIES
 AND DEFERRED
 COMPENSATION IN ALL
 REGISTERED INVESTMENT
 COMPANIES OVERSEEN BY
 TRUSTEE IN THE FUND
 COMPLEX..............      over          over
                          $100,000      $100,000


INTERESTED TRUSTEE


                                                                                             TRUSTEE
                                                                                         ---------------
DOLLAR RANGE OF EQUITY SECURITIES AND DEFERRED COMPENSATION IN EACH SERIES OF THE TRUST      WHALEN
---------------------------------------------------------------------------------------      ------
Aggressive Growth Fund...................................................                $10,001-$50,000
Asset Allocation Conservative Fund.......................................                  $1-$10,000
Asset Allocation Moderate Fund...........................................                  $1-$10,000
Asset Allocation Growth Fund.............................................                  $1-$10,000
Core Equity Fund*........................................................                     none
Disciplined Small Cap Value Fund*........................................                     none
Leaders Fund.............................................................                $10,001-$50,000
Mid Cap Growth Fund......................................................                 over $100,000
Select Growth Fund.......................................................                  $1-$10,000
Small Cap Growth Fund....................................................                  $1-$10,000
Small Cap Value Fund.....................................................                $10,001-$50,000
Small Company Growth Fund*...............................................                     none
Utility Fund.............................................................                  $1-$10,000
Value Opportunities Fund.................................................                  $1-$10,000
AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES AND DEFERRED COMPENSATION IN ALL REGISTERED
  INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN THE FUND COMPLEX...........                 over $100,000


------------------------------------


* Had not commenced investment operations as of December 31, 2006.

     As of July 2, 2007, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.


CODE OF ETHICS

     The Fund, the Adviser and the Distributor have adopted a Code of Ethics (the "Code of Ethics") that sets forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by the Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or other Van Kampen funds, or that such employees take unfair advantage of their relationship with the Fund. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other reporting matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of the Fund or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                         INVESTMENT ADVISORY AGREEMENT


     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement the Fund's investment objective. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, renders periodic reports to the Fund's Board of Trustees and permits its officers and employees to serve without compensation as trustees or officers of the Fund if elected to such positions. The Fund however, bears the costs of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement.


     The Advisory Agreement also provides that, in the event the expenses of the Fund for any fiscal year exceed the most restrictive expense limitation applicable in any jurisdiction in which the Fund's shares are qualified for offer and sale (excluding any expenses permitted to be excluded from the computation under applicable law or regulation), the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the fiscal year.


                                                              FISCAL YEAR ENDED
                                                                  MARCH 31,
                                                     ------------------------------------
ADVISORY FEES                                           2007         2006         2005
-------------                                           ----         ----         ----
The Adviser received the approximate advisory
  fees.............................................  $2,153,900   $2,345,000   $2,633,800


LITIGATION INVOLVING THE ADVISER


     The Adviser and one of the investment companies advised by the Adviser are named as defendants in a class action complaint generally alleging that the defendants breached their duties of care to long-term shareholders of the investment company by valuing portfolio securities at the closing prices of the foreign exchanges on which they trade without accounting for significant market information that became available after the close of the foreign exchanges but before calculation of net asset value. As a result, the complaint alleges, short-term traders were able to exploit stale pricing information to capture arbitrage profits that diluted the value of shares held by long-term investors. The complaint seeks unspecified compensatory damages, punitive damages, fees and costs. On October 16, 2006, pursuant to an order of the United States Supreme Court finding a lack of appellate jurisdiction, the federal court of appeals vacated a prior order of the federal district court dismissing the case with prejudice, and remanded the case to the Illinois state court where it had been filed. In November 2006, defendants again removed the case to the federal district court based on intervening authority. In December 2006, plaintiff moved to remand the case back to Illinois state court. In May 2007, the district court entered an order staying proceedings in the case pending developments in similar cases currently on appeal to the federal court of appeals. While defendants believe that they have meritorious defenses, the ultimate outcome of this matter is not presently determinable at this stage in the litigation.


                                FUND MANAGEMENT

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS


     As of March 31, 2007, Mr. Glass managed four registered investment companies with a total of approximately $2.1 billion in assets; one pooled investment vehicle other than a registered investment company with a total of approximately $198.4 million in assets; and 2,088 other accounts (which include separate accounts managed under certain "wrap fee programs") with a total of approximately $332.7 million in assets.



     As of March 31, 2007, Mr. Yaggy managed four registered investment companies with a total of approximately $2.1 billion in assets; one pooled investment vehicle other than a registered investment company with a total of approximately $198.4 million in assets; and 2,088 other accounts.


     Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The portfolio managers of the Fund do not currently manage assets for other investment companies, pooled investment vehicles or other accounts that charge a performance fee. In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser's employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.


PORTFOLIO MANAGER COMPENSATION STRUCTURE

     Portfolio managers receive a combination of base compensation and discretionary compensation, comprised of a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

     BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

     DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

     Discretionary compensation can include:

     - Cash Bonus;


     - Morgan Stanley's Long-Term Incentive Compensation Program awards--a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards or other investments based on Morgan Stanley common stock that are subject to vesting and other conditions;



     - Investment Management Alignment Plan (IMAP) awards--a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated funds they manage that are included in the IMAP fund menu;


     - Voluntary Deferred Compensation Plans -- voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

     Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:


     - Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against an appropriate securities market index (or indices) for the funds/accounts managed by the portfolio manager. In the case of the Fund, the Fund's investment performance is measured against the Russell 2000(R) Value Index and against appropriate rankings or ratings prepared by Morningstar Inc. or similar independent services which monitor Fund performance. Other funds/accounts managed by the same portfolio manager may be measured against this same index and same rankings or ratings, if appropriate, or against other indices and other rankings or ratings that are deemed more appropriate given the size and/or style of such funds/accounts as set forth in such funds'/accounts' disclosure materials and guidelines. The assets managed by the portfolio managers in funds, pooled investment vehicles and other accounts are described in "Other Accounts Managed by the Portfolio Managers" above. Generally, the greatest weight is placed on the three- and five-year periods.


     - Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

     - Contribution to the business objectives of the Adviser.

     - The dollar amount of assets managed by the portfolio manager.

     - Market compensation survey research by independent third parties.

     - Other qualitative factors, such as contributions to client objectives.


     - Performance of Morgan Stanley and Morgan Stanley Investment Management Inc., and the overall performance of the investment team(s) of which the portfolio manager is a member.


SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS


     As of March 31, 2007, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:



     Mr. Glass -- None*


     Mr. Yaggy -- None*



    (*)Not included in the table above, the portfolio manager has made investments in one or more other mutual funds managed by the same portfolio management team pursuant to a similar strategy.


                                OTHER AGREEMENTS

ACCOUNTING SERVICES AGREEMENT

     The Fund has entered into an accounting services agreement pursuant to which the Adviser provides accounting services to the Fund supplementary to those provided by the custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services.

The Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.

LEGAL SERVICES AGREEMENT

     The Fund and certain other Van Kampen funds have entered into legal services agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of each fund's minute books and records, preparation and oversight of each fund's regulatory reports and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the funds for such services is made on a cost basis for the salary and salary-related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.

CHIEF COMPLIANCE OFFICER EMPLOYMENT AGREEMENT

     The Fund has entered into an employment agreement with John Sullivan and Morgan Stanley pursuant to which Mr. Sullivan, an employee of Morgan Stanley, serves as Chief Compliance Officer of the Fund and other Van Kampen funds. The Fund's Chief Compliance Officer and his staff are responsible for administering the compliance policies and procedures of the Fund and other Van Kampen funds. The Fund reimburses Morgan Stanley for the costs and expenses of such services, including compensation and benefits, insurance, occupancy and equipment, information processing and communication, office services, conferences and travel, postage and shipping. The Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.

FUND PAYMENTS PURSUANT TO THESE AGREEMENTS


                                                              FISCAL YEAR ENDED
                                                                  MARCH 31,
                                                         ---------------------------
                                                          2007      2006      2005
                                                          ----      ----      ----
Pursuant to these agreements, Morgan Stanley or its
  affiliates have received from the Fund
  approximately*.......................................  $72,400   $88,100   $53,700


* The Fund began accruing expenses under the Chief Compliance Officer Employment Agreement on July 15, 2004.

                            DISTRIBUTION AND SERVICE

     The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. The approximate total underwriting commissions on the sale of shares of the Fund for the last three fiscal years are shown in the chart below:


                                                                 TOTAL          AMOUNTS
                                                              UNDERWRITING    RETAINED BY
                                                              COMMISSIONS     DISTRIBUTOR
                                                              ------------    -----------
Fiscal year ended March 31, 2007............................    $751,600       $115,600
Fiscal year ended March 31, 2006............................    $144,900       $ 19,300
Fiscal year ended March 31, 2005............................    $164,400       $ 23,500


     With respect to sales of Class A Shares of the Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLE

                                                     Total Sales Charge
                                                  -------------------------         Reallowed
                                                  As % of       As % of Net        To Dealers
Size of                                           Offering        Amount            As a % of
Investment                                         Price         Invested        Offering Price
------------------------------------------------------------------------------------------------
Less than $50,000...........................       5.75%           6.10%              5.00%
$50,000 but less than $100,000..............       4.75%           4.99%              4.00%
$100,000 but less than $250,000.............       3.75%           3.90%              3.00%
$250,000 but less than $500,000.............       2.75%           2.83%              2.25%
$500,000 but less than $1,000,000...........       2.00%           2.04%              1.75%
$1,000,000 or more..........................           *               *                  *
------------------------------------------------------------------------------------------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within eighteen months of the purchase. The eighteen-month period ends on the first business day of the nineteenth month after the purchase date. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million. Authorized dealers will be eligible to receive the ongoing service fee with respect to such shares commencing in the second year following purchase. Proceeds from the distribution and service fees paid by the Fund during the first twelve months are paid to the Distributor and are used by the Distributor to defray its distribution and service related expenses.

     With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.


     Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally receive from the Distributor ongoing distribution fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares annually commencing in the second year after purchase.


     With respect to Class I Shares, there are no sales charges paid by investors. Commissions or transaction fees may be paid by the Distributor to authorized dealers.

     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also adopted a service plan (the "Service Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares. There is no distribution plan or service plan in effect for Class I Shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans." The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each such class of shares in connection with the distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor of each such class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

     Certain financial intermediaries may be prohibited under law from providing certain underwriting or distribution services. If a financial intermediary was prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a financial intermediary would result in any material adverse consequences to the Fund.

     The Distributor must submit quarterly reports to the Fund's Board of Trustees setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the trustees, and also by a vote of the disinterested trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the trustees and also by the disinterested trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested trustees or by a vote of a majority of the outstanding voting shares of such class.

     For Class A Shares in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the amount of the Distributor's actual expenses incurred during such year less any deferred sales charges it received during such year (the "actual net expenses") or (ii) the distribution and service fees at the rates specified in the Prospectus applicable to that class of shares (the "plan fees"). Therefore, to the extent the Distributor's actual net expenses in a given year are less than the plan fees for such year, the Fund only pays the actual net expenses. Alternatively, to the extent the Distributor's actual net expenses in a given year exceed the plan fees for such year, the Fund only pays the plan fees for such year. For Class A Shares, there is no carryover of any unreimbursed actual net expenses to succeeding years.

     The Plans for Class B Shares and Class C Shares are similar to the Plans for Class A Shares, except that any actual net expenses which exceed plan fees for a given year are carried forward and are eligible for payment in future years by the Fund so long as the Plans remain in effect. Thus, for each of the Class B Shares and Class C Shares, in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the applicable amount of the Distributor's actual net expenses incurred during such year for such class of shares plus any actual net expenses from prior years that are still unpaid by the Fund for such class of shares or
(ii) the applicable plan fees for such class of shares. Except as may be mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed actual net expenses may be carried forward (on a Fund level basis). These unreimbursed actual net expenses may or may not be recovered through plan fees or contingent deferred sales charges in future years.

     Because of fluctuations in net asset value, the plan fees with respect to a particular Class B Share or Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class.


     As of March 31, 2007, there were approximately $424,100 and $18,000 of unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares, respectively, representing in each case less than 1% of the Fund's net assets attributable to Class B Shares and Class C Shares. If the Plans are terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.

     Because the Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares.


     For the fiscal year ended March 31, 2007, the Fund's aggregate expenses paid under the Plans for Class A Shares were $391,576 or 0.25% of the Class A Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for distributing and servicing Class A Shareholders and for administering the Class A Share Plans. For the fiscal year ended March 31, 2007, the Fund's aggregate expenses paid under the Plans for Class B Shares were $1,147,609 or 1.00% of the Class B Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $860,989 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B Shares of the Fund and $286,620 for fees paid to financial intermediaries for servicing Class B Shareholders and administering the Class B Share Plans. For the fiscal year ended March 31, 2007, the Fund's aggregate expenses paid under the Plans for Class C Shares were $360,456 or 1.00% of the Class C Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $17,149 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C Shares of the Fund and $343,307 for fees paid to financial intermediaries for servicing Class C Shareholders and administering the Class C Share Plans.


     In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature.


     The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co.") and certain other authorized dealers in connection with the sale or retention of Fund shares and/or shareholder servicing. For example, the Adviser or the Distributor may pay additional compensation to Morgan Stanley & Co. and to other authorized dealers for the purpose of promoting the sale of Fund shares, providing the Fund and other Van Kampen funds with "shelf space" or a higher profile with the authorized dealer's financial advisors and consultants, placing the Fund and other Van Kampen funds on the authorized dealer's preferred or recommended fund list, granting the Distributor access to the authorized dealer's financial advisors and consultants, providing assistance in training and educating the authorized dealer's personnel, furnishing marketing support and other specified services, maintaining share balances and/or for sub-accounting, administrative or transaction processing services. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Van Kampen funds), amount of assets invested by the authorized dealer's customers (which could include current or aged assets of the Fund and/or some or all other Van Kampen funds), the Fund's advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Adviser and/or Distributor.


     With respect to Morgan Stanley & Co. financial advisers and intermediaries, these payments currently include the following amounts: (1) for Class A Shares, Class B Shares and Class C Shares (excluding shares, if any, held by participants in the Morgan Stanley Fund Solution(SM) Program, the Morgan Stanley Personal Portfolio(SM) Program and Morgan Stanley Corporate Retirement Solutions), (a) an amount equal to 0.11% of the value (at the time of sale) of gross sales of such Fund shares and (b) an ongoing annual fee in an amount up to 0.03% of the value of such Fund shares held (to the extent assets held by Morgan Stanley & Co. accounts in certain Van Kampen Funds exceed $600 million); (2) for Class I Shares (excluding sales through Morgan Stanley Fund Solution(SM) Program, Morgan Stanley Funds Portfolio Architect(SM) Program, the Morgan Stanley Personal Portfolio(SM )Program and Morgan Stanley Corporate Retirement Solutions), an ongoing annual fee in an amount up to 0.05% of the value of such shares held; and (3) for shares sold through 401(k) platforms in Morgan Stanley Corporate Retirement Solutions, an ongoing annual fee in an amount up to 0.20% of the value of such Fund shares held.


     With respect to other authorized dealers, these payments currently include the following amounts: (1) other than sales through 401(k) platforms, (a) an amount up to 0.25% of the value (at the time of sale) of gross sales of Fund shares and/or (b) an ongoing annual fee in an amount up to 0.13% of the value of such Fund shares; and (2) for shares sold through 401(k) platforms, an ongoing annual fee in an amount up to 0.20% of the value of such Fund shares held. You should review carefully any disclosure by your authorized dealer as to its compensation.


     The prospect of receiving, or the receipt of, such compensation, as described above, by Morgan Stanley & Co. or other authorized dealers may provide Morgan Stanley & Co. or other authorized dealers, and their representatives or employees, with an incentive to favor sales of shares of the Fund over other investment options with respect to which Morgan Stanley & Co. or an authorized dealer does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.



     The Distributor has entered into agreements with the following firms whereby certain shares of the Fund will be offered pursuant to such firms' retirement plan alliance program(s): (i) American Century Retirement Plan Services Inc., (ii) First Union

National Bank, (iii) GoldK Investment Services, Inc., (iv) SunGard Institutional Brokerage Inc., (v) ABN Amro Trust Services Co., (vi) AMVESCAP Retirement, Inc.,
(vii) Northern Trust Retirement Consulting, LLC, (viii) MetLife Securities, Inc.
(ix) ExpertPlan, (x) Hartford Life Insurance Company, (xi) Hartford Securities Distribution Company, Inc., (xii) JPMorgan Retirement Plan Services LLC, (xiii) Massachusetts Mutual Life Insurance Company, (xiv) Reliance Trust Company and
(xv) The Princeton Retirement Group, Inc. Trustees and other fiduciaries of retirement plans seeking to invest in multiple fund families through a broker-dealer retirement plan alliance program should contact the firms mentioned above for further information concerning the program(s) including, but not limited to, minimum size and operational requirements, as well as the ability to purchase Class A Shares at net asset value or the availability of other share classes.


                                 TRANSFER AGENT

     The Fund's transfer agent, shareholder service agent and dividend disbursing agent is Van Kampen Investor Services Inc. The transfer agency fees are determined through negotiations with the Fund and are approved by the Fund's Board of Trustees. The transfer agency fees are based on competitive benchmarks.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard are subject to review by the Fund's Board of Trustees.


     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. In selecting among firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. In certain instances, the Adviser may instruct certain broker-dealers to pay for research services provided by executing brokers or third party research providers, which are selected independently by the Adviser. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund. To the extent that the Adviser receives these services from broker-dealers, it will not have to pay for these services itself.



     The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms (and futures commission merchants) affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.


     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.


     Certain broker-dealers (and futures commission merchants), through which the Fund may effect securities (or futures) transactions, are affiliated persons (as defined in the 1940 Act) of the Fund or affiliated persons of such affiliates, including Morgan Stanley or its subsidiaries. The Fund's Board of Trustees has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities or instruments during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission paid to affiliated brokers.

     Unless otherwise described below, the Fund paid no commissions to affiliated brokers during the last three fiscal years. The Fund paid the following commissions to brokers during the fiscal years shown:



                                                                           Affiliated
                                                                             Brokers
                                                                          -------------
                                                                 All         Morgan
                                                               Brokers    Stanley & Co.
                                                               --------   -------------
Commissions Paid:
  Fiscal year ended March 31, 2007..........................   $378,795      $  162
  Fiscal year ended March 31, 2006..........................   $490,726      $1,373
  Fiscal year ended March 31, 2005..........................   $570,348      $1,431
Fiscal Year 2007 Percentages:
  Commissions with affiliate to total commissions......................        0.04%
  Value of brokerage transactions with affiliate to total
     transactions......................................................        0.00%



     During the fiscal year ended March 31, 2007, the Fund paid $290,786 in brokerage commissions on transactions totaling $203,848,937 to brokers selected primarily on the basis of research services provided to the Adviser.


                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectuses captioned "Shareholder Services."

INVESTMENT ACCOUNT

     Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectuses and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Van Kampen funds will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends and systematic purchases or redemptions. Additional shares may be purchased at any time through authorized dealers or by mailing a check and detailed instructions directly to Investor Services.

SHARE CERTIFICATES

     Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon an exchange or redemption of the shares represented by the certificate. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds Inc., c/o Investor Services, PO Box 947, Jersey City, New Jersey 07303-0947, requesting an "Affidavit of Loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate the fee for replacing the lost certificate equal to no more than 1.50% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.

RETIREMENT PLANS

     Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor.

AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS


     Shareholders can use ACH to have redemption proceeds up to $50,000 deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. To utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application form. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services or by calling (800) 847-2424.


DIVIDEND DIVERSIFICATION


     A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 847-2424, to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any of the Participating Funds (as defined in the Prospectuses) so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested. Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.


SYSTEMATIC WITHDRAWAL PLAN


     A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $5,000 or more at the next determined net asset value per share at the time the plan is established. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which any capital gain or loss will be recognized. The plan holder may arrange for periodic checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan and may be established on a form made available by the Fund. See "Shareholder Services -- Retirement Plans."


     Class B Shareholders and Class C Shareholders (as well as Class A Shareholders subject to a contingent deferred sales charge) who establish a systematic withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the plan is established.


     Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gain dividends on shares held in accounts with systematic withdrawal plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days' notice to its shareholders.

REINSTATEMENT PRIVILEGE


     A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of any Participating Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of any Participating Fund with credit given for any contingent deferred sales charge paid on the amount of shares reinstated from such redemption, provided that such shareholder has not previously exercised this reinstatement privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the contingent deferred sales charge (if any) to subsequent redemptions. Reinstatements are made at the net asset value per share (without a sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Participating Fund into which shareholders desire to reinstate their net proceeds of a redemption of shares of the Participating Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in eligible retirement plans for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Participating Fund are available for sale. There is no reinstatement privilege for Class I Shares of the Fund. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event regardless of whether the shareholder reinstates all or any portion of the net proceeds of the redemption. Any such loss may be disallowed, to the extent of the reinstatement, under the so-called "wash sale" rules if the reinstatement occurs within 30 days after such redemption. In that event, the shareholder's tax basis in the shares acquired pursuant to the reinstatement will be increased by the amount of the disallowed loss, and the shareholder's holding period for such shares will include the holding period for the redeemed shares.

                              REDEMPTION OF SHARES

     Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays;
(b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.


     In addition, if the Fund's Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such in-kind securities.


                    CONTINGENT DEFERRED SALES CHARGE-CLASS A

     As described in the Fund's Class A Shares, Class B Shares and Class C Shares Prospectus under "Purchase of Shares -- Class A Shares," there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge ("CDSC-Class A") may be imposed on certain redemptions made within eighteen months of purchase. For purposes of the CDSC-Class A, when shares of a Participating Fund are exchanged for shares of another Participating Fund, the purchase date for the shares acquired by exchange will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares being redeemed first are any shares in the shareholder's account not subject to a CDSC-Class A, followed by shares held the longest in the shareholder's account. The CDSC-Class A is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no CDSC-Class A is imposed on increases in net asset value above the initial purchase price. In addition, no CDSC-Class A is assessed on shares derived from reinvestment of dividends or capital gain dividends.

                  WAIVER OF CONTINGENT DEFERRED SALES CHARGES

     As described in the Fund's Class A Shares, Class B Shares and Class C Shares Prospectus under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge ("CDSC-Class B and C"). The CDSC-Class A (defined above) and CDSC-Class B and C are waived on redemptions in the circumstances described below:

REDEMPTION UPON DEATH OR DISABILITY


     The Fund will waive the CDSC-Class A and the CDSC-Class B and C on redemptions following the death or disability of a Class A Shareholder, a Class B Shareholder or a Class C Shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class A or the CDSC-Class B and C.



     In cases of death or disability, the CDSC-Class A and the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class A and the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.


REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS

     The Fund will waive the CDSC-Class A and the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The CDSC-Class A and the CDSC-Class B and C will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class A or CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The CDSC-Class A and the CDSC-Class B and C also will be waived on any redemption which results from the return of an excess contribution or other contribution pursuant to Internal Revenue Code Section 408(d)(4) or
(5), the return of excess contributions or excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2) or the financial hardship of the employee pursuant to U.S. Treasury regulation Section 1.401(k)-1(d)(2). In addition, the CDSC-Class A and the CDSC-Class B and C will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

     The Fund does not intend to waive the CDSC-Class A or the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.

REDEMPTION PURSUANT TO THE FUND'S SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in the Fund. Under the systematic withdrawal plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds sent to the designated payee of record. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan.


     The amount of the shareholder's investment in the Fund at the time the plan is established with respect to the Fund is hereinafter referred to as the "initial account balance." If the initial account balance is $1 million or more and the shareholder purchased Class A Shares without a sales charge, those Class A Shares will, in most instances be subject to a CDSC-Class A if redeemed within eighteen months of their date of purchase. However, if the shareholder participates in a systematic withdrawal program as described herein, any applicable CDSC-Class A will be waived on those Class A Shares. The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class A and CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the systematic withdrawal plan and the ability to offer the systematic withdrawal plan.


NO INITIAL COMMISSION OR TRANSACTION FEE

     The Fund will waive the CDSC-Class A in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of Class A Shares. The Fund will waive the CDSC-Class B and C in certain 401(k) plans in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of Class B Shares and Class C Shares. See "Purchase of Shares -- Waiver of Contingent Deferred Sales Charge" in the Class A Shares, Class B Shares and Class C Shares Prospectus.

INVOLUNTARY REDEMPTIONS OF SHARES

     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Class A Shares, Class B Shares and Class C Shares Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. The Fund will waive the CDSC-Class A and the CDSC-Class B and C upon such involuntary redemption.

REDEMPTION BY ADVISER

     The Fund may waive the CDSC-Class A and the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

                                    TAXATION

FEDERAL INCOME TAXATION OF THE FUND


     The Trust and each of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets.


     If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss), and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders and designated as capital gain dividends.

     To avoid a nondeductible 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), and (iii) any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

     If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.


     Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain or "qualified dividend income" into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and/or (vii) produce income that will not qualify as good income for purposes of the annual gross income requirement that the Fund must meet to be treated as a regulated investment company. The Fund intends to monitor its transactions and may make certain tax elections or take other actions to mitigate the effect of these provisions and prevent disqualification of the Fund as a regulated investment company.


PASSIVE FOREIGN INVESTMENT COMPANIES

     The Fund may invest in non-U.S. corporations that could be classified as "passive foreign investment companies" as defined for federal income tax purposes. For federal income tax purposes, such an investment may, among other things, cause the Fund to recognize income or gain without a corresponding receipt of cash, to incur an interest charge on taxable income that is deemed to have been deferred and/or to recognize ordinary income that would otherwise have been treated as capital gain.

DISTRIBUTIONS TO SHAREHOLDERS

     Distributions of the Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder (assuming such shares are held as a capital asset).

     Current law provides for reduced U.S. federal income tax rates on (1) long-term capital gains received by individuals and (2) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rates for capital gains generally apply to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and cease to apply for taxable years beginning after December 31, 2010. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2010. Fund shareholders, as well as the Fund itself, must also satisfy certain holding period and other requirements in order for the reduced rate for dividends to apply. Because the Fund intends to invest primarily in common stocks and other equity securities, a portion of the ordinary income dividends paid by the Fund should be eligible for the reduced rate applicable to "qualified dividend income." No assurance can be given as to what percentage of the ordinary income dividends paid by the Fund will consist of "qualified dividend income." To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains. For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below.

     Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The tax basis of such shares will equal their fair market value on the distribution date.

     Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements (401(k) plans) and other tax-exempt entities, generally are exempt from U.S. federal income taxation except with respect to their unrelated business taxable income ("UBTI"). To the extent that the Fund invests in residual interests of a real estate mortgage investment conduit ("REMIC") or in a REIT that invests in REMIC residual interests, a portion of the Fund's income that is attributable to these residual interests (and which is referred to in the Code as an "excess inclusion") will be subject to U.S. federal income tax in all events. Treasury regulations that have yet to be issued in final form are expected to provide that excess inclusion income of regulated investment companies, such as the Fund, will be allocated through the Fund to its shareholders in proportion to the dividends received by such shareholders, with the same consequences as if the Fund shareholders had held the related REMIC residual interests directly. In general, excess inclusion income allocated to tax-exempt shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute UBTI to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a Non-U.S. Shareholder (as defined below), will not qualify for any reduction in U.S. federal withholding tax. Tax-exempt shareholders and Non-U.S. Shareholders should consult their tax advisors about the implications of these rules on their particular tax situations.


     The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Some portion of the distributions from the Fund may be eligible for the corporate dividends received deduction if the Fund receives qualifying dividends during the year and if certain requirements of the Code are satisfied.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the nondeductible 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

     Income from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions. Such taxes will not be deductible or creditable by shareholders. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

     Certain foreign currency gains or losses attributable to currency exchange rate fluctuations are treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) the Fund's income available for distribution. If, under the rules governing the tax treatment of foreign currency gains and losses, the Fund's income available for distribution is decreased or eliminated, all or a portion of the dividends declared by the Fund may be treated for federal income tax purposes as a return of capital, or in some circumstances, as capital gains. Generally, a shareholder's tax basis in Fund shares will be reduced to the extent that an amount distributed to such shareholder is treated as a return of capital.

SALE OF SHARES

     The sale of shares (including transfers in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the maximum tax rates applicable to capital gains, see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

CAPITAL GAINS RATES

     Under current law, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in the Fund is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2010). The maximum long-term capital gains rate for corporations is 35%.

WITHHOLDING ON PAYMENTS TO NON-U.S. SHAREHOLDERS

     For purposes of this and the following paragraphs, a "Non-U.S. Shareholder" shall include any shareholder who is not:

     - an individual who is a citizen or resident of the United States;

     - a corporation or partnership created or organized under the laws of the United States or any state or political subdivision thereof;

     - an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

     - a trust that (i) is subject to the primary supervision of a U.S. court and which has one or more U.S. fiduciaries who have the authority to control all substantial decisions of the trust, or (ii) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

     A Non-U.S. Shareholder generally will be subject to withholding of U.S. federal income tax at a 30% rate (or lower applicable treaty rate), rather than backup withholding (discussed below), on dividends from the Fund (other than capital gain dividends, interest-related dividends, short-term capital gain dividends and dividends attributable to the sale or disposition of U.S. real property interests) that are not "effectively connected" with a

U.S. trade or business carried on by such shareholder, provided that the shareholder furnishes to the Fund a properly completed Internal Revenue Service ("IRS") Form W-8BEN certifying the shareholder's non-United States status.


     Under current law, the Fund may pay "interest-related dividends" and "short-term capital gain dividends" to Non-U.S. Shareholders without having to withhold on such dividends at the 30% rate. The amount of "interest-related dividends" that the Fund may pay each year is limited to the amount of "qualified interest income" received by the Fund during that year, less the amount of the Fund's expenses properly allocable to such interest income. "Qualified interest income" includes, among other items, interest paid on debt obligations of a U.S. issuer and interest paid on deposits with U.S. banks, subject to certain exceptions. The amount of "short-term capital gain dividends" that the Fund may pay each year generally is limited to the excess of the Fund's net short-term capital gains over its net long-term capital losses, without any reduction for the Fund's expenses allocable to such gains (with exceptions for certain gains). The exemption from 30% withholding tax for "short-term capital gain dividends" does not apply with respect to Non-U.S. Shareholders that are present in the United States for more than 182 days during the taxable year. Also, the exemption for "short-term capital gain dividends" does not apply to the extent a dividend is attributable to gains from U.S. real property interests (including shares of stock of REITs or other corporations that are treated as U.S. real property holding corporations for U.S. federal income tax purposes). If the Fund's income for a taxable year includes "qualified interest income" or net short-term capital gains, the Fund may designate dividends as "interest-related dividends" or "short-term capital gain dividends" by written notice mailed to Non-U.S. Shareholders not later than 60 days after the close of the Fund's taxable year. These provisions apply to dividends paid by the Fund with respect to the Fund's taxable years beginning on or after January 1, 2005 and will cease to apply to dividends paid by the Fund with respect to the Fund's taxable years beginning after December 31, 2007.


     Non-effectively connected capital gain dividends and gains realized from the sale of shares generally will not be subject to U.S. federal income tax in the case of (i) a Non-U.S. Shareholder that is a corporation and (ii) an individual Non-U.S. Shareholder who is not present in the United States for more than 182 days during the taxable year (assuming that certain other conditions are met). However, certain Non-U.S. Shareholders may nonetheless be subject to backup withholding and information reporting on capital gain dividends and redemption proceeds paid to them upon the sale of their shares. See "Backup Withholding" and "Information Reporting" below.

     If income from the Fund or gains realized from the sale of shares are effectively connected with a Non-U.S. Shareholder's U.S. trade or business, then such amounts will not be subject to the 30% withholding described above, but rather will be subject to U.S. federal income tax on a net basis at the tax rates applicable to U.S. citizens and residents or domestic corporations. To establish that income from the Fund or gains realized from the sale of shares are effectively connected with a U.S. trade or business, a Non-U.S. Shareholder must provide the Fund with a properly completed IRS Form W-8ECI certifying that such amounts are effectively connected with the Non-U.S. Shareholder's U.S. trade or business. Non-U.S. Shareholders that are corporations may also be subject to an additional "branch profits tax" with respect to income from the Fund that is effectively connected with a U.S. trade or business.

     The Fund may invest in securities of REITs or corporations that invest significantly in real property and are treated as "United States real property holding corporations" for U.S. federal income tax purposes. The Foreign Investment in Real Property Tax Act of 1980 ("FIRPTA") subjects a non-United States person to U.S. federal income tax on gain from the disposition of interests in U.S. real property as if such person were a United States person. Such gain is sometimes referred to as "FIRPTA gain." If the Fund recognizes FIRPTA gain from the sale or other disposition of REIT securities or securities of any other "United States real property holding corporation" (as defined in the Code), or receives a distribution from a REIT that is attributable to the REIT's sale of "United States real property interests" (as defined in the Code), then a portion of the Fund's distributions to its Non-U.S. Shareholders will be attributable to such FIRPTA gain. The Fund may be required to withhold U.S. withholding tax at a rate of 35% from distributions to its Non-U.S. Shareholders that are attributable to the Fund's receipt of FIRPTA gain distributions from a REIT in which the Fund invests. The Fund also may be required to withhold from distributions to its Non-U.S. Shareholders that are attributable to the Fund's own recognition of FIRPTA gain (e.g., from the Fund's sale of United States real property interests). Non-U.S. Shareholders who receive such distributions may be required to pay tax on such distributions at regular graduated rates applicable to United States persons and file a non-resident U.S. federal income tax return. While the Fund intends to make every effort to identify and pass through any FIRPTA gain that it receives from its investments in REITs (or that it recognizes directly), and to make any required withholdings on distributions of this income paid directly to Non-U.S. Shareholders, intermediaries who have assumed tax reporting responsibilities on managed omnibus accounts may not have the capacity to identify Non-U.S. Shareholders who are paid distributions attributable to FIRPTA gain and to properly withhold U.S. federal income taxes on these distributions. Non-U.S. Shareholders of these accounts should consult their investment representatives and tax advisers about any additional tax that may be due on FIRPTA gain.


     The tax consequences to a Non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. To claim tax treaty benefits, Non-U.S. Shareholders will be required to provide the Fund with a properly completed IRS Form W-8BEN certifying their entitlement to the benefits. In addition, in certain cases where payments are made to a Non-U.S. Shareholder that is a partnership or other pass-through entity, both the entity and the persons holding an interest in the entity will need to provide certification. For example, an individual Non-U.S. Shareholder who holds shares in the Fund through a non-U.S. partnership must provide an IRS Form W-8BEN to claim the benefits of an applicable tax treaty. Non-U.S. Shareholders are advised to consult their advisers with respect to the tax implications of purchasing, holding and disposing of shares of the Fund.

BACKUP WITHHOLDING

     The Fund may be required to withhold federal income tax at a rate of 28% (through 2010) ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends paid to a shareholder (other than a Non-U.S. Shareholder that properly certifies its non-United States status) if (i) the shareholder fails to properly furnish the Fund with its correct taxpayer identification number or to certify its non-U.S. status (in the case of a Non-U.S.

Shareholder), (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that the taxpayer identification number provided is correct, that the shareholder is not subject to backup withholding and that the shareholder is a U.S. person (as defined for U.S. federal income tax purposes). Redemption proceeds may be subject to backup withholding under the circumstances described in (i) above.

     Generally, dividends paid to Non-U.S. Shareholders that are subject to the 30% federal income tax withholding described above under "Withholding on Payments to Non-U.S. Shareholders" are not subject to backup withholding. To avoid backup withholding on capital gain dividends, interest-related dividends, short-term capital gain dividends and redemption proceeds from the sale of shares, Non-U.S. Shareholders must provide a properly completed IRS Form W-8BEN certifying their non-United States status.

     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

INFORMATION REPORTING


     The Fund must report annually to the IRS and to each shareholder (other than a Non-U.S. Shareholder that properly certifies its non-United States status) the amount of dividends, capital gain dividends and redemption proceeds paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such amounts. In the case of a Non-U.S. Shareholder, the Fund must report to the IRS and such shareholder the amount of dividends, capital gain dividends, interest-related dividends, short-term capital gain dividends and redemption proceeds paid that are subject to withholding (including backup withholding, if any) and the amount of tax withheld, if any, with respect to such amounts. This information may also be made available to the tax authorities in the Non-U.S. Shareholder's country of residence.


GENERAL


     The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.


                                FUND PERFORMANCE

     From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one year, five-year and ten-year periods (or life of the Fund, if shorter). Other total return quotations, aggregate or average, over other time periods may also be included.

     The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge for Class A Shares); that all income dividends or capital gain dividends during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends or capital gain dividends paid by the Fund or to reflect that 12b-1 fees may have changed over time.

     Average annual total return quotations are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

     Total return is calculated separately for Class A Shares, Class B Shares, Class C Shares and Class I Shares of the Fund. Total return figures for Class A Shares include the maximum sales charge. Total return figures for Class B Shares and Class C Shares include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each class of shares will differ.

     The after-tax returns of the Fund may also be advertised or otherwise reported. This is generally calculated in a manner similar to the computation of average annual total returns discussed above, except that the calculation also reflects the effect of taxes on returns.

     The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares. Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.

     From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.

     From time to time, the Fund's marketing materials may include an update from the portfolio manager or the Adviser and a discussion of general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top sector holdings and largest holdings. Materials may also mention how the Distributor believes the Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten-year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of whether shareholders purchased their funds' shares in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The performance of the funds purchased by investors in the Dalbar study and the conclusions based thereon are not necessarily indicative of future performance of such funds or conclusions that may result from similar studies in the future. The Fund may also be marketed on the internet.

     In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, the Dow Jones Industrial Average, Standard & Poor's indices, NASDAQ Composite Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking or rating services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce the Fund's performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.

     The Fund may also utilize performance information in hypothetical illustrations. For example, the Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.

     The Fund's Annual Report and Semiannual Report contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge from our web site at www.vankampen.com or by calling or writing the Fund at the telephone number or address printed on the cover of this Statement of Additional Information.


     The results shown below are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objective and policies as well as the risks incurred in the Fund's investment practices.

CLASS A SHARES


     The Fund's average annual total return, assuming payment of the maximum sales charge, for Class A Shares of the Fund for (i) the one-year period ended March 31, 2007 was 10.01%, (ii) the five-year period ended March 31, 2007 was 11.35% and (iii) the approximately seven-year, nine-month period from June 21, 1999 (commencement of distribution of Class A Shares of the Fund) to March 31, 2007 was 12.72%.



     The Fund's cumulative non-standardized total return, including payment of the maximum sales charge, with respect to Class A Shares from June 21, 1999 (commencement of distribution of Class A Shares of the Fund) to March 31, 2007 was 153.81%.



     The Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to Class A Shares from June 21, 1999 (commencement of distribution of Class A Shares of the Fund) to March 31, 2007 was 169.29%.


CLASS B SHARES


     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class B Shares of the Fund for (i) the one-year period ended March 31, 2007 was 11.09%, (ii) the five-year period ended March 31, 2007 was 11.62% and (iii) the approximately seven-year, nine-month period from June 21, 1999 (commencement of distribution of Class B Shares of the Fund) to March 31, 2007 was 12.71%.



     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to Class B Shares from June 21, 1999 (commencement of distribution of Class B Shares of the Fund) to March 31, 2007 was 153.64%.



     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to Class B Shares from June 21, 1999 (commencement of distribution of Class B Shares of the Fund) to March 31, 2007 was 153.64%.


CLASS C SHARES


     The Fund's average annual total return, assuming payment of the contingent deferred sales charge for Class C Shares of the Fund for (i) the one-year period ended March 31, 2007 was 14.84%, (ii) the five-year period ended March 31, 2007 was 11.82% and (iii) the approximately seven-year, nine-month period from June 21, 1999 (commencement of distribution for Class C Shares of the Fund) to March 31, 2007 was 12.73%.



     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to Class C Shares from June 21, 1999 (commencement of distribution of Class C Shares of the Fund) to March 31, 2007 was 153.93%.



     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to Class C Shares from June 21, 1999 (commencement of distribution of Class C Shares of the Fund) to March 31, 2007 was 153.93%.


CLASS I SHARES


     The Fund's average annual total return for Class I Shares of the Fund for the (i) one-year period ended March 31, 2007 was 16.96% and (ii) the approximately one-year, eight-month period from August 12, 2005 (commencement of operations of Class I Shares of the Fund) to March 31, 2007 was 18.25%.



     The Fund's cumulative non-standardized total return with respect to Class I Shares from August 12, 2005 (commencement of operations of Class I Shares of the
Fund) to March 31, 2007 was 31.49%.


                               OTHER INFORMATION

DISCLOSURE OF PORTFOLIO HOLDINGS

     The Fund's Board of Trustees and the Adviser have adopted policies and procedures regarding disclosure of portfolio holdings information (the "Policy"). Pursuant to the Policy, information concerning the Fund's portfolio holdings may be disclosed only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the fiduciary duties owed by the Fund and the Adviser to the Fund's shareholders. The Fund and the Adviser may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or any affiliated person of the Adviser) in connection with the disclosure of portfolio holdings information of the Fund. The Fund's Policy is implemented and overseen by the Portfolio Holdings Review Committee (the "PHRC"), which is described in more detail below.

     Public Portfolio Holdings Information Disclosure Policy. Portfolio holdings information will be deemed public when it has been posted to the Fund's public web site. On its public web site, the Fund currently makes available:

     - Calendar Quarters: Complete portfolio holdings as of the end of each calendar quarter disclosed with a minimum lag time of 30 calendar days.

     - Monthly: Top 10 (or top 15) largest portfolio holdings as of the end of each month disclosed with a minimum lag time of 15 business days.

     The Fund provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its Semiannual and Annual Reports, and for the first and third fiscal quarters in its filings with the SEC on Form N-Q.

     Non-Public Portfolio Holdings Information Policy. All portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is considered non-public portfolio holdings information for the purposes of the Policy. Pursuant to the Policy, disclosing non-public portfolio holdings information to third parties may occur only when the Fund has a legitimate business purpose for doing so and the recipients of such information are subject to a duty of confidentiality, which prohibits such recipients from disclosing or trading on the basis of the non-public portfolio holdings information. Any disclosure of non-public portfolio holdings information made to third parties must be approved by both the Fund's Board of Trustees (or a designated committee thereof) and the PHRC. The Policy provides for disclosure of non-public portfolio holdings information to certain pre-authorized categories of entities, executing broker-dealers and shareholders, in each case under specific restrictions and limitations described below, and the Policy provides a process for approving any other entities.

     Pre-Authorized Categories. Pursuant to the Policy, the Fund may disclose non-public portfolio holdings information to certain third parties who fall within pre-authorized categories. These third parties include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers, and service providers, provided that the third party expressly agrees to maintain the non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information. Subject to the terms and conditions of any agreement between the Adviser or the Fund and the third party, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply. In addition, persons who owe a duty of trust or confidence to the Fund or the Adviser (including legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement. The PHRC is responsible for monitoring and reporting on such entities to the Fund's Board of Trustees. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the material non-public portfolio holdings information.

     Broker-Dealer Interest Lists. Pursuant to the Policy, the Adviser may provide "interest lists" to broker-dealers who execute securities transactions for the Fund. Interest lists may specify only the CUSIP numbers and/or ticker symbols of the securities held in all registered management investment companies advised by the Adviser or affiliates of the Adviser on an aggregate basis. Interest lists will not disclose portfolio holdings on a fund by fund basis and will not contain information about the number or value of shares owned by a specified fund. The interest lists may identify the investment strategy to which the list relates, but will not identify particular funds or portfolio managers/management teams. Broker-dealers need not execute a non-disclosure agreement to receive interest lists.

     Shareholders In-Kind Distributions. The Fund's shareholders may, in some circumstances, elect to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the Fund. In such circumstances, pursuant to the Policy, such Fund shareholders may receive a complete listing of the portfolio holdings of the Fund up to seven (7) calendar days prior to making the redemption request provided that they represent orally or in writing that they agree not to disclose or trade on the basis of the portfolio holdings information.

     Attribution Analyses. Pursuant to the Policy, the Fund may discuss or otherwise disclose performance attribution analyses (i.e., mention the effects of having a particular security in the portfolio(s)) where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly. Any discussion of the analyses may not be more current than the date the holding was disclosed publicly.

     Transition Managers. Pursuant to the Policy, the Fund may disclose portfolio holdings to transition managers, provided that the Fund has entered into a non-disclosure or confidentiality agreement with the party requesting that the information be provided to the transition manager and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager.

     Other Entities. Pursuant to the Policy, the Fund or the Adviser may disclose non-public portfolio holdings information to a third party who does not fall within the pre-approved categories, and who are not executing broker-dealers, shareholders receiving in-kind distributions, persons receiving attribution analyses, or transition managers; however, prior to the receipt of any non-public portfolio holdings information by such third party, the recipient must have entered into a non-disclosure agreement and the disclosure arrangement must have been approved by the PHRC and the Fund's Board of Trustees (or a designated committee thereof). The PHRC will report to the Board of Trustees of the Fund on a quarterly basis regarding any other approved recipients of non-public portfolio holdings information.

     PHRC and Board of Trustees Oversight. The PHRC, which consists of executive officers of the Fund and the Adviser, is responsible for overseeing and implementing the Policy and determining how portfolio holdings information will be disclosed on an ongoing basis. The PHRC will periodically review and has the authority to amend the Policy as necessary. The PHRC will meet at least quarterly to (among other matters):

     - address any outstanding issues relating to the Policy;

     - monitor the use of information and compliance with non-disclosure agreements by current recipients of portfolio holdings information;

     - review non-disclosure agreements that have been executed with prospective third parties and determine whether the third parties will receive portfolio holdings information;

     - generally review the procedures to ensure that disclosure of portfolio holdings information is in the best interests of Fund shareholders; and

     - monitor potential conflicts of interest between Fund shareholders, on the one hand, and those of the Adviser, the Distributor or affiliated persons of the Fund, the Adviser or the Distributor, on the other hand, regarding disclosure of portfolio holdings information.

     The PHRC will regularly report to the Board of Trustees on the Fund's disclosure of portfolio holdings information and the proceedings of PHRC meetings.

     Ongoing Arrangements of Portfolio Holdings Information. The Adviser and/or the Fund have entered into ongoing arrangements to make available public and/or non-public information about the Fund's portfolio holdings. The Fund currently may disclose portfolio holdings information based on ongoing arrangements to the following pre-authorized parties:


         NAME           INFORMATION DISCLOSED      FREQUENCY (1)           LAG TIME
         ----           ----------------------  -------------------   -------------------
SERVICE PROVIDERS
State Street
  Bank and Trust
  Company (*).........  Full portfolio          Daily basis                   (2)
                        holdings
Institutional
  Shareholder Services
  (ISS) (proxy voting
  agent) (*)..........  Full portfolio          Twice a month                 (2)
                        holdings
FT Interactive Data
  Pricing Service
  Provider (*)........  Full portfolio          As needed                     (2)
                        holdings
Van Kampen Investor
  Services Inc. (*)...  Full portfolio          As needed                     (2)
                        holdings
David Hall (*)........  Full portfolio          On a semi-annual              (3)
                        holdings                and annual fiscal
                                                basis
Windawi (*)...........  Full portfolio          On a semi-annual              (3)
                        holdings                and annual fiscal
                                                basis
FUND RATING AGENCIES
Lipper (*)............  Full portfolio          Monthly and           Approximately 1 day
                        holdings                quarterly basis       after previous
                                                                      month end and
                                                                      approximately 30
                                                                      days after quarter
                                                                      end, respectively
Morningstar (**)......  Full portfolio          Quarterly basis       Approximately 30
                        holdings                                      days after quarter
                                                                      end
Standard & Poor's
  (*).................  Full portfolio          Monthly               As of previous
                        holdings                                      month end
CONSULTANTS AND
  ANALYSTS
Arnerich Massena &
  Associates, Inc.
  (*).................  Top Ten and Full        Quarterly basis (6)   Approximately 10-12
                        portfolio holdings                            days after quarter
                                                                      end
Bloomberg (**)........  Full portfolio          Quarterly basis       Approximately 30
                        holdings                                      days after quarter
                                                                      end

         NAME           INFORMATION DISCLOSED      FREQUENCY (1)           LAG TIME
         ----           ----------------------  -------------------   -------------------
Callan Associates
  (*).................  Top Ten and Full        Monthly and           Approximately 10-12
                        portfolio holdings      quarterly basis,      days after
                                                respectively (6)      month/quarter end
Cambridge
  Associates (*)......  Top Ten and Full        Quarterly basis (6)   Approximately 10-12
                        portfolio holdings                            days after quarter
                                                                      end
CTC Consulting,
  Inc. (**) ..........  Top Ten and Full        Quarterly basis       Approximately 15
                        portfolio holdings                            days after quarter
                                                                      end and
                                                                      approximately 30
                                                                      days after quarter
                                                                      end, respectively
Credit Suisse First
  Boston (*)..........  Top Ten and Full        Monthly and           Approximately 10-12
                        portfolio holdings      quarterly basis,      days after
                                                respectively (6)      month/quarter end
Evaluation
  Associates(*).......  Top Ten and Full        Monthly and           Approximately 10-12
                        portfolio holdings      quarterly basis,      days after
                                                respectively (6)      month/quarter end
Fund Evaluation Group
  (**)................  Top Ten portfolio       Quarterly basis       At least 15 days
                        holdings (4)                                  after quarter end
Jeffrey Slocum &
  Associates (*)......  Full portfolio          Quarterly basis (6)   Approximately 10-12
                        holdings (5)                                  days after quarter
                                                                      end
Hammond
  Associates (**).....  Full portfolio          Quarterly basis       At least 30 days
                        holdings (5)                                  after quarter end
Hartland & Co. (**)...  Full portfolio          Quarterly basis       At least 30 days
                        holdings (5)                                  after quarter end
Hewitt Associates
  (*).................  Top Ten and Full        Monthly and           Approximately 10-12
                        portfolio holdings      quarterly basis,      days after
                                                respectively (6)      month/quarter end
Merrill Lynch (*).....  Full portfolio          Monthly basis (6)     Approximately 1 day
                        holdings                                      after previous
                                                                      month end
Mobius (**)...........  Top Ten portfolio       Monthly basis         At least 15 days
                        holdings (4)                                  after month end
Nelsons (**)..........  Top Ten holdings (4)    Quarterly basis       At least 15 days
                                                                      after quarter end
Prime Buchholz &
  Associates,
  Inc. (**)...........  Full portfolio          Quarterly basis       At least 30 days
                        holdings (5)                                  after quarter end

         NAME           INFORMATION DISCLOSED      FREQUENCY (1)           LAG TIME
         ----           ----------------------  -------------------   -------------------
PSN (**)..............  Top Ten holdings (4)    Quarterly basis       At least 15 days
                                                                      after quarter end
PFM Asset
  Management LLC (*)..  Top Ten and Full        Quarterly basis (6)   Approximately 10-12
                        portfolio holdings                            days after quarter
                                                                      end
Russell Investment
  Group/Russell/Mellon
  Analytical Services,
  Inc. (**)...........  Top Ten and Full        Monthly and           At least 15 days
                        portfolio holdings      quarterly basis       after month end and
                                                                      at least 30 days
                                                                      after quarter end,
                                                                      respectively
Stratford Advisory
  Group, Inc. (*).....  Top Ten portfolio       Quarterly basis (6)   Approximately 10-12
                        holdings (7)                                  days after quarter
                                                                      end
Thompson
  Financial (**)......  Full portfolio          Quarterly basis       At least 30 days
                        holdings (5)                                  after quarter end
Watershed Investment
  Consultants,
  Inc. (*)............  Top Ten and Full        Quarterly basis (6)   Approximately 10-12
                        portfolio holdings                            days after quarter
                                                                      end
Yanni Partners (**)...  Top Ten portfolio       Quarterly basis       At least 15 days
                        holdings (4)                                  after quarter end
PORTFOLIO ANALYTICS
  PROVIDER
  Fact Set (*)........  Complete portfolio      Daily                 One day
                        holdings

------------------------------------

 (*) This entity has agreed to maintain Fund non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.
(**) The Fund does not currently have a non-disclosure agreement in place with this entity and therefore this entity can only receive publicly available information.
 (1) Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).

 (2) Information will typically be provided on a real time basis or as soon thereafter as possible.

 (3) As needed after the end of the semi-annual and/or annual period.

 (4) Full portfolio holdings will also be provided upon request from time to time on a quarterly basis, with at least a 30 day lag.

 (5) Top Ten portfolio holdings will also be provided upon request from time to time, with at least a 15 day lag.

 (6) This information will also be provided upon request from time to time.

 (7) Full portfolio holdings will also be provided upon request from time to time.

     The Fund may also provide Fund portfolio holdings information, as part of its normal business activities, to persons who owe a duty of trust or confidence to the Fund or the Adviser. These persons currently are (i) the Fund's independent registered public accounting firm (as of the Fund's fiscal year end and on an as needed basis), (ii) counsel to the Fund (on an as needed basis),
(iii) counsel to the independent trustees (on an as needed basis) and (iv) members of the Board of Trustees (on an as needed basis).

CUSTODY OF ASSETS

     Except for segregated assets held by a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, all securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, as custodian. The custodian also provides accounting services to the Fund.

SHAREHOLDER REPORTS

     Semiannual statements are furnished to shareholders, and annually such statements are audited by the Fund's independent registered public accounting firm.

PROXY VOTING POLICY AND PROXY VOTING RECORD


     The Board of Trustees believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. The Board has delegated the day-to-day responsibility to the Adviser to vote such proxies, pursuant to the Board approved Proxy Voting Policy, a copy of which is currently in effect as of the date of this Statement of Additional Information is attached hereto as Appendix A.



     The Proxy Voting Policy is subject to change over time and investors seeking the most current copy of the Proxy Voting Policy should go to our web site at www.vankampen.com. The Fund's most recent proxy voting record filed with the SEC is also available without charge on our web site at www.vankampen.com. The Fund's proxy voting record is also available without charge on the SEC's web site at www.sec.gov.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     An independent registered public accounting firm for the Fund performs an annual audit of the Fund's financial statements. The Fund's Board of Trustees has engaged Ernst & Young LLP, located at 233 South Wacker Drive, Chicago, Illinois 60606, to be the Fund's independent registered public accounting firm.

LEGAL COUNSEL

     Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom LLP.

                              FINANCIAL STATEMENTS


     The audited financial statements of the Fund are incorporated herein by reference to the Annual Report to shareholders of the Fund dated March 31, 2007. The Annual Report may be obtained by following the instructions on the cover of this Statement of Additional Information. The Annual Report is included as part of the Trust's filing on Form N-CSR as filed with the SEC on May 29, 2007. The Annual Report may be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202)-551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

               APPENDIX A -- MORGAN STANLEY INVESTMENT MANAGEMENT


                       PROXY VOTING POLICY AND PROCEDURES



I. POLICY STATEMENT



     Introduction -- Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Policy") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.



     The MSIM entities covered by this Policy currently include the following:
Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates" or as "we" below).



     Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds -- collectively referred to herein as the "MSIM Funds"), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy.



     Proxy Research Services -- Institutional Shareholder Services ("ISS") and Glass Lewis (together with other proxy research providers as we may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of the Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping.



     Voting Proxies for Certain Non-U.S. Companies -- Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and
(vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients' non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.



II. GENERAL PROXY VOTING GUIDELINES



     To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein), including the guidelines set forth below. These guidelines address a broad range of issues, and provide general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.



     We endeavor to integrate governance and proxy voting policy with investment goals and to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers, but such a split vote must be approved by the Proxy Review Committee.



A. ROUTINE MATTERS. We generally support routine management proposals. The following are examples of routine management proposals:



          - Approval of financial statements and auditor reports.



          - General updating/corrective amendments to the charter.



          - Most proposals related to the conduct of the annual meeting, with the following exceptions. We may oppose proposals that relate to "the transaction of such other business which may come before the meeting," and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this Policy to be carried out (i.e. an uncontested corporate transaction), the adjournment request will be supported. Finally, we generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B. BOARD OF DIRECTORS



     1. Election of directors: In the absence of a proxy contest, we generally support the board's nominees for director except as follows:



             a. We withhold or vote against interested directors if the company's board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards, generally as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for a NYSE company with dispersed ownership, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Non-independent directors under NYSE standards include an employee or an individual with an immediate family member who is an executive (or in either case was in such position within the previous three years). A director's consulting arrangements with the company, or material business relationships between the director's employer and the company, also impair independence. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards.



             b. Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company's compensation, nominating or audit committees.



             c. We consider withholding support or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders. This includes consideration for withholding support or voting against individual board members or an entire slate if we believe the board is entrenched and dealing inadequately with performance problems, and/or with insufficient independence between the board and management.



             d. We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a "bright line" test. In the context of the U.S. market, these would include elimination of dead hand or slow hand poison pills, requiring audit, compensation or nominating committees to be composed of independent directors and requiring a majority independent board.



             e. We generally withhold support from or vote against a nominee who has failed to attend at least 75% of board meetings within a given year without a reasonable excuse.



             f. We consider withholding support from or voting against a nominee who serves on the board of directors of more than six companies (excluding investment companies). We also consider voting against a director who otherwise appears to have too many commitments to serve adequately on the board of the company.



     2. Board independence: We generally support proposals requiring that a certain percentage (up to 66 2/3%) of the company's board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.



     3. Board diversity: We consider on a case-by-case basis proposals urging diversity of board membership with respect to social, religious or ethnic group.



     4. Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.



     5. Proposals to elect all directors annually: We generally support proposals to elect all directors annually at public companies (to "declassify" the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis.



     6. Cumulative voting: We generally support proposals to eliminate cumulative voting (which provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board). Proposals to establish cumulative voting in the election of directors generally will not be supported.



     7. Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.



     8. Director retirement age: Proposals recommending set director retirement ages are voted on a case-by-case basis.



     9. Proposals to limit directors' liability and/or broaden indemnification of directors. Generally, we will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.



C. CORPORATE TRANSACTIONS AND PROXY FIGHTS. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis. However, proposals for mergers or other significant transactions that are friendly and approved by the Research Providers generally will be supported and in those instances will not need to be reviewed by the Proxy Review Committee, where there is no portfolio manager objection and where there is no material conflict of interest. We also analyze proxy contests on a case-by-case basis.



D. CHANGES IN LEGAL AND CAPITAL STRUCTURE. We generally vote in favor of management proposals for technical and administrative changes to a company's charter, articles of association or bylaws. We review non-routine proposals, including reincorporation to a different jurisdiction, on a case-by-case basis.



     1. We generally support the following:



          - Proposals that eliminate other classes of stock and/or eliminate unequal voting rights.



          - Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.



          - Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.



          - Proposals to authorize share repurchase plans.



          - Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.



          - Proposals to effect stock splits.



          - Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.



          - Proposals for higher dividend payouts.



     2. We generally oppose the following (notwithstanding management support):



          - Proposals that add classes of stock that would substantially dilute the voting interests of existing shareholders.



          - Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.



          - Proposals to create "blank check" preferred stock.



          - Proposals relating to changes in capitalization by 100% or more.



E. TAKEOVER DEFENSES AND SHAREHOLDER RIGHTS



     1. Shareholder rights plans: We support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills).



     2. Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.



     3. Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.

     4. Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal:
        (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.



F. AUDITORS. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). Proposals requiring auditors to attend the annual meeting of shareholders will be supported. We generally vote against proposals to indemnify auditors.



G. EXECUTIVE AND DIRECTOR REMUNERATION.



     1. We generally support the following proposals:



          - Proposals relating to director fees, provided the amounts are not excessive relative to other companies in the country or industry.



          - Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.



          - Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage ("run rate") of equity compensation in the recent past; or if there are objectionable plan design and provisions.



          - Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.



     2. Blanket proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported.



     3. Proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its current and past practices.



     4. Proposals to U.S. companies that request disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations generally will not be supported.

     5. We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in option exercises.



     6. Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company's reasons and justifications for a re-pricing, the company's competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.



H. SOCIAL, POLITICAL AND ENVIRONMENTAL ISSUES. We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine whether they will have a financial impact on shareholder value. However, we generally vote against proposals requesting reports that are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We generally oppose proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.



I. FUND OF FUNDS. Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.



III. ADMINISTRATION OF POLICY



     The MSIM Proxy Review Committee (the "Committee") has overall responsibility for creating and implementing the Policy, working with an MSIM staff group (the "Corporate Governance Team"). The Committee, which is appointed by MSIM's Chief Investment Officer of Global Equities ("CIO"), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.



     The Committee Chairperson is the head of the Corporate Governance Team, and is responsible for identifying issues that require Committee deliberation or ratification. The Corporate Governance Team, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The Corporate Governance Team has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance, and to refer other case-by-case decisions to the Proxy Review Committee.



     The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

A. COMMITTEE PROCEDURES



     The Committee will meet at least monthly to (among other matters) address any outstanding issues relating to the Policy or its implementation. The Corporate Governance Team will timely communicate to ISS MSIM's Policy (and any amendments and/or any additional guidelines or procedures the Committee may adopt).



     The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy.



     Members of the Committee may take into account Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.



B. MATERIAL CONFLICTS OF INTEREST



     In addition to the procedures discussed above, if the Committee determines that an issue raises a material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee").



     The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Chief Compliance Officer or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM's relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the Chairperson. The Special Committee may request the assistance of MSIM's General Counsel or his/her designee who will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.



C. IDENTIFICATION OF MATERIAL CONFLICTS OF INTEREST



     A potential material conflict of interest could exist in the following situations, among others:



     1. The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer.

     2. The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.



     3. Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).



If the Chairperson of the Committee determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the Chairperson will address the issue as follows:



     1. If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.



     2. If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM's Client Proxy Standard.



     3. If the Research Providers' recommendations differ, the Chairperson will refer the matter to the Committee to vote on the proposal. If the Committee determines that an issue raises a material conflict of interest, the Committee will request a Special Committee to review and recommend a course of action, as described above. Notwithstanding the above, the Chairperson of the Committee may request a Special Committee to review a matter at any time as he/she deems necessary to resolve a conflict.



D. PROXY VOTING REPORTING



     The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM Fund, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those Funds at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.



     The Corporate Governance Team will timely communicate to applicable portfolio managers and to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.



     MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.



     MSIM's Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund's holdings.

APPENDIX A



     The following procedures apply to accounts managed by Morgan Stanley AIP GP LP ("AIP").



     Generally, AIP will follow the guidelines set forth in Section II of MSIM's Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Liquid Markets investment team and the Private Markets investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.



     In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.



Waiver of Voting Rights


For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the "Fund") that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:



     1. Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a "Designated Person," and collectively, the "Designated Persons"), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person's death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and



     2. Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund's organizational documents; provided, however, that, if the Fund's organizational documents require the consent of the Fund's general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

                      STATEMENT OF ADDITIONAL INFORMATION

                                   VAN KAMPEN
                                  UTILITY FUND

     Van Kampen Utility Fund's (the "Fund") investment objective is to seek to provide its shareholders with capital appreciation and current income. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of common stocks and income securities issued by companies engaged in the utilities industry.

     The Fund is organized as a diversified series of the Van Kampen Equity Trust, an open-end management investment company (the "Trust").


     This Statement of Additional Information is not a prospectus. Shares of the Fund are subject to two different prospectuses. Class A Shares, Class B Shares and Class C Shares are subject to one prospectus dated July 31, 2007 and Class I Shares are subject to a separate prospectus dated July 31, 2007 (collectively referred to herein as the "Prospectuses" or individually as a "Prospectus"). This Statement of Additional Information should be read in conjunction with a Prospectus of the Fund. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read a Prospectus prior to purchasing shares of the Fund. A Class A Shares, Class B Shares and Class C Shares Prospectus, a Class I Shares Prospectus, the Statement of Additional Information and the Fund's Annual and Semiannual Reports may be obtained without charge from our web site at www.vankampen.com or any of these materials may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza - Suite 100, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 847-2424.


                               TABLE OF CONTENTS


                                                                Page
                                                                ----
General Information.........................................    B-2
Investment Objective, Investment Strategies and Risks.......    B-4
Strategic Transactions......................................    B-12
Investment Restrictions.....................................    B-21
Trustees and Officers.......................................    B-23
Investment Advisory Agreement...............................    B-36
Fund Management.............................................    B-37
Other Agreements............................................    B-39
Distribution and Service....................................    B-40
Transfer Agent..............................................    B-46
Portfolio Transactions and Brokerage Allocation.............    B-46
Shareholder Services........................................    B-48
Redemption of Shares........................................    B-51
Contingent Deferred Sales Charge-Class A....................    B-51
Waiver of Contingent Deferred Sales Charges.................    B-52
Taxation....................................................    B-54
Fund Performance............................................    B-59
Other Information...........................................    B-63
Financial Statements........................................    B-70
Appendix A -- Proxy Voting Policy and Procedures............    A-1
Appendix B -- Description of Securities Ratings.............    B-1



        THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED JULY 31, 2007.



                                                                   UTLF SAI 7/07

                              GENERAL INFORMATION

     The Trust is an unincorporated statutory trust organized under the laws of the State of Delaware by an Agreement and Declaration of Trust (the "Declaration of Trust") dated May 10, 1995. The Trust was originally organized in 1987 under the name Van Kampen Merritt Equity Trust as a Massachusetts business trust (the "Massachusetts Trust"). The Massachusetts Trust was reorganized into the Trust under the name Van Kampen American Capital Equity Trust on July 31, 1995. The Trust was created for facilitating the Massachusetts Trust reorganization into a Delaware statutory trust. On July 14, 1998, the Trust adopted its current name.

     The Fund was originally organized as a sub-trust of the Massachusetts Trust under the name Van Kampen Merritt Utility Fund. The Fund was reorganized as a series of the Trust under the name Van Kampen American Capital Utility Fund on July 31, 1995. On July 14, 1998, the Fund adopted its current name.


     Van Kampen Asset Management (the "Adviser"), Van Kampen Funds Inc. (the "Distributor") and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley. The principal office of each of the Trust, the Fund, the Adviser, the Distributor and Van Kampen Investments is located at 522 Fifth Avenue, New York, New York 10036. The principal office of Investor Services is located at 2800 Post Oak Boulevard, Houston, Texas 77056.


     The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Fund, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.

     The Fund currently offers four classes of shares, designated as Class A Shares, Class B Shares, Class C Shares and Class I Shares. Other classes may be established from time to time in accordance with the provisions of the Declaration of Trust. Each class of shares of the Fund generally is identical in all respects except that each class of shares is subject to its own sales charge schedule and its own distribution and service expenses. Each class of shares also has exclusive voting rights with respect to its distribution and service fees.

     Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution or service fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in a Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

     The Trust does not contemplate holding regular meetings of shareholders to elect trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").

     In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. The liquidation proceeds to holders of classes of shares with higher distribution fees and transfer agency costs are likely to be less than the liquidation proceeds to holders of classes of shares with lower distribution fees and transfer agency costs.

     The trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series outstanding and entitled to vote (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the trustees without approval from each affected shareholder or trustee, as the case may be.

     Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.


     As of July 2, 2007, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares, Class C Shares or Class I Shares of the Fund (no Class I Shares were issued or outstanding as of the date of this Statement of Additional Information), except as follows:



                                                                             APPROXIMATE
                                                                            PERCENTAGE OF
                                                                 CLASS      OWNERSHIP ON
                NAME AND ADDRESS OF HOLDER                     OF SHARES    JULY 2, 2007
                --------------------------                     ---------    -------------
Edward Jones & Co. ........................................        A             19%
  Attn: Mutual Fund
  Shareholder Accounting
  201 Progress Parkway
  Maryland Heights, MO 63043-3009

Pershing LLC...............................................        A              6%
  1 Pershing Plaza                                                 B              7%
  Jersey City, NJ 07399-0002                                       C             10%

PFPC Brokerage Services....................................        A              5%
  FBO Primerica Financial Services                                 B             13%
  760 Moore Road
  King of Prussia, PA 19406-1212

                                                                             APPROXIMATE
                                                                            PERCENTAGE OF
                                                                 CLASS      OWNERSHIP ON
                NAME AND ADDRESS OF HOLDER                     OF SHARES    JULY 2, 2007
                --------------------------                     ---------    -------------
Citigroup Global Markets Inc. .............................        C              6%
  Attn: Cindy Tempesta, 7th Floor
  333 West 34th Street
  New York, NY 10001-2402

Morgan Stanley & Co. ......................................        B              8%
  2000 Westchester Avenue                                          C              6%
  Purchase, NY 10577

MLPF&S For the Sole Benefit of its Customers...............        C             21%
  Attn: Fund Administration 97F04
  4800 Deer Lake Drive East, 2nd Floor
  Jacksonville, FL 32246-6484


             INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RISKS

     The following disclosure supplements the disclosure set forth under the caption "Investment Objective, Principal Investment Strategies and Risks" in a Prospectus and does not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in a Prospectus for a complete presentation of the matters disclosed below.

UTILITIES INDUSTRY

     Companies in the utilities industry are affected by fuel and financing costs, deregulation, the completion status of major construction programs and customer base levels. In addition, some utility companies may have in the past, or may in the future, generate cash flows in excess of operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Some electric utilities sell power outside of their historical territories.

     It is anticipated that telecommunications legislation will have a significant impact on the telecommunications industry. Competition among local and long distance telephone companies, wireless communications companies and cable television providers and technological advances may over time provide better-positioned utility companies with opportunities for enhanced profitability although increased competition. However, other structural changes could adversely affect the profitability of such utilities or other negative factors affecting the utilities industry could develop in the future.

     Gas and electric utility companies are affected by changes in fuel prices and interest rates. There are varying levels of regulation and deregulation among the different types of utility companies. Certain types of companies have been deregulated to a greater extent than others and have developed more of the business practices necessary to operate in a non-monopoly environment. Those companies new to deregulation may be more likely to experience significant changes than companies that have been deregulated to a greater extent for longer periods of time, which may increase the risk of investing in newly deregulated utilities.

     As new technologies develop and as old technologies are refined other utilities companies may emerge. Such issuers include entities engaged in cogeneration, waste disposal system provision, solid waste electric generation, independent power producers and non-utility generators.


RISKS OF INVESTING IN UTILITIES


     Utility companies that issue securities may be subject to a variety of risks depending, in part, on such factors as the type of utility involved and its geographic location. Such risks may include potential increases in operating costs, increases in interest expenses for capital construction programs, government regulation of rates charged to customers, costs associated with compliance with environmental and other regulations, service interruption due to environmental, operational or other mishaps, the effects of economic slowdowns, surplus capacity and increased competition from other providers of utility services. Utility companies often have their rates determined by state utility commissions or other governmental authorities or, depending on the jurisdiction and the nature of the issuer, such issuers may set their own rates. Changes in service rates generally lag changes in financing costs, and thus can favorably or unfavorably affect the ability of utility companies to maintain or increase dividend rates on such securities, depending upon whether such rates and costs are declining or rising. To the extent that rates are established or reviewed by governmental authorities, the utility is subject to the risk that such authority will not authorize increased rates. Utility companies are often subject to regulation by various authorities and may be affected by the imposition of special tariffs and charges. There can be no assurance that regulatory policies or accounting standard changes will not negatively affect the ability of utility companies to service principal, interest and dividend payments. Because of the Fund's policy of investing at least 80% of its total assets in securities issued by companies engaged in the utilities industry, the Fund is more susceptible than an investment company without such a policy to economic, political, environmental or regulatory occurrences affecting companies engaged in the utilities industry. See "Investment Objective, Principal Investment Strategies and Risks" in the Prospectus.

     Electric Utilities. Certain electric utilities with uncompleted nuclear power facilities may have problems completing and licensing such facilities, and there is public, regulatory and governmental concern with the cost and safety of nuclear power facilities in general. Regulatory changes with respect to nuclear and conventionally fueled generating facilities could increase costs or impair the ability of such electric utilities to operate such facilities, thus reducing their ability to service dividend payments with respect to utility securities. Electric utilities that utilize nuclear power facilities must apply for recommissioning from the Nuclear Regulatory Commission after 40 years. Failure to obtain recommissioning could result in an interruption of service or the need to purchase more expensive power from other entities and could subject the utility to significant capital construction costs in connection with building new nuclear or alternative-fuel power facilities, upgrading existing facilities or converting such facilities to alternative fuels. Electric utilities that utilize coal in connection with the production of electric power are particularly susceptible to environmental regulation, including the requirements of the federal Clean Air Act and of similar state laws. Such regulation may necessitate large capital expenditures in order for the utility to achieve compliance.

     Gas Utilities. Gas utilities are subject to the risks of supply conditions and increased competition from other providers of utility services. In addition, gas utilities are affected by gas prices, which may be magnified to the extent that a gas company enters into long-term contracts for the purchase or sale of gas at fixed prices, since such prices may change significantly and to the disadvantage of the gas utility in the open market. Gas utilities are particularly susceptible to supply and demand imbalances due to unpredictable climate conditions and other factors and are subject to regulatory risks as well.

     Telecommunications Utilities. Telecommunications regulation typically limits rates charged, returns earned, providers of services, types of services, ownership, areas served and terms for dealing with competitors and customers. Regulation may limit rates based on an authorized level of earnings, a price index, or another formula. Telephone rate regulation may include government-mandated cross-subsidies that limit the flexibility of existing service providers to respond to competition. Regulation may also limit the use of new technologies and hamper efficient depreciation of existing assets. If regulation limits the use of new technologies by established carriers or forces cross-subsidies, large private networks may emerge.

RISKS OF INVESTING IN LOWER-GRADE INCOME SECURITIES

     The Fund may invest up to 20% of its total assets in lower-grade securities, which securities are commonly known as "junk bonds." Securities which are in the lower-grade categories generally offer a higher current yield than is offered by higher-grade securities of similar maturities, but they also generally involve greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. Investors should carefully consider the risks of owning shares of a Fund which invests in lower-grade securities before investing in the Fund. The Fund will not invest in securities that are in default or are in bankruptcy or reorganization.

     Credit risk relates to the issuer's ability to make timely payment of interest and principal when due. Lower-grade securities are considered more susceptible to nonpayment of interest and principal or default than higher-grade securities. Increases in interest rates or changes in the economy may significantly affect the ability of issuers of lower-grade securities to pay interest and to repay principal, to meet projected financial goals or to obtain additional financing. In the event that an issuer of securities held by the Fund experiences difficulties in the timely payment of principal and interest and such issuer seeks to restructure the terms of its borrowings, the Fund may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Fund's portfolio securities relate. Further, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings, and the Fund may be unable to obtain full recovery on such amounts.

     Market risk relates to changes in market value of a security that occur as a result of variation in the level of prevailing interest rates and yield relationships in the income securities market and as a result of real or perceived changes in credit risk. The value of the Fund's portfolio securities can be expected to fluctuate over time. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. Income securities with longer maturities, which may have higher yields, may increase or decrease in value more than income securities with shorter maturities. However, the secondary market prices of lower-grade income securities generally are less sensitive to changes in interest rates and are more sensitive to general adverse economic changes or specific developments with respect to the particular issuers than are the secondary market prices of higher-grade income securities. A significant increase in interest rates or a general economic downturn could severely disrupt the market for lower-grade securities and adversely affect the market value of such securities. Such events also could lead to a higher incidence of default by issuers of lower-grade securities as compared with higher-grade securities. In addition, changes in credit risks, interest rates, the credit markets or periods of general economic uncertainty can be expected to result in increased volatility in the market price of the lower-grade securities in the Fund's portfolio and thus in the net asset value of the Fund. Adverse publicity and investor perceptions, whether or not based on rational analysis, may affect the value, volatility and liquidity of lower-grade securities.

     The markets for lower-grade securities may be less liquid than the markets for higher-grade securities. Liquidity relates to the ability of a fund to sell a security in a timely manner at a price which reflects the value of that security. To the extent that there is no established retail market for some of the lower-grade securities in which the Fund may invest, trading in such securities may be relatively inactive. Prices of lower-grade securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer or lower-grade securities generally could reduce market liquidity for such securities and make their sale by the Fund more difficult, at least in the absence of price concessions. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. An economic downturn or an increase in interest rates could severely disrupt the market for such securities and adversely affect the value of outstanding securities or the ability of the issuers to repay principal and interest. Further, the Fund may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market does exist.

     The Fund's Adviser is responsible for determining the net asset value of the Fund, subject to the supervision of the Fund's Board of Trustees. During periods of reduced market liquidity or in the absence of readily available market quotations for lower-grade securities held in the Fund's portfolio, the ability of the Fund's Adviser to value the Fund's securities becomes more difficult and the judgment of the Fund's Adviser may play a greater role in the valuation of the Fund's securities due to the reduced availability of reliable objective data.

     Many lower-grade debt securities generally are not listed for trading on any national securities exchange, and many issuers of lower-grade debt securities choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. As a result, the Fund's portfolio may consist of a higher portion of unlisted or unrated securities as compared with an investment company that invests solely in higher-grade securities. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make unrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Further, to the extent the Fund owns or may acquire illiquid or restricted lower-grade securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

     The Fund will rely on its Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer. The amount of available information about the financial condition of certain lower-grade issuers may be less extensive than other issuers. In its analysis, the Adviser may consider the credit ratings of S&P and Moody's in evaluating securities although the Adviser does not rely primarily on these ratings. Credit ratings of securities rating organization evaluate only the safety of principal and interest payments. In addition, ratings are general and not absolute standards of quality, and credit ratings are subject to the risk that the creditworthiness of an issuer may change and the rating agencies may fail to change such ratings in a timely fashion. A rating downgrade does not require the Fund to dispose of a security. The Adviser continuously monitors the issuers of securities held in the Fund's portfolio. Because of the number of investment considerations involved in investing in lower-grade securities, achievement of the Fund's investment objective may be more dependent upon the Adviser's credit analysis than is the case with investing in higher-grade securities.

     New or proposed laws may have an impact on the market for lower-grade securities. The Adviser is unable at this time to predict what effect, if any, legislation may have on the market for lower-grade securities.

     Special tax considerations are associated with investing in certain lower-grade securities, such as zero coupon or pay-in-kind securities. See "Taxation" below.

REPURCHASE AGREEMENTS

     The Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. The Fund may invest an amount up to 20% of its total assets at the time of purchase in securities subject to repurchase agreements. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. The Fund may enter into repurchase agreements with broker-dealers, banks and other financial institutions deemed to be creditworthy by the Adviser under guidelines approved by the Fund's Board of Trustees. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, would exceed the Fund's limitation on illiquid securities described herein. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.

     For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an exemptive order from the SEC permitting this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

     Repurchase agreements are fully collateralized by the underlying securities and are considered to be loans under the 1940 Act. The Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. government, its agencies or instrumentalities) may have maturity dates exceeding one year.

BORROWING AND REVERSE REPURCHASE AGREEMENTS

     The Fund may borrow money for investment purposes up to the limits specified in the Fund's investment restrictions. The Fund may borrow money from banks and engage in reverse repurchase agreements in an amount up to 33 1/3% of the Fund's total assets (including the amount borrowed). The Fund also may borrow money in an amount up to 5% of the Fund's total assets for temporary purposes. The Fund has no current intention to borrow money other than for temporary purposes.

     Borrowing by the Fund creates special risk considerations such as greater potential volatility in the net asset value of the shares and in the yield on the Fund's portfolio. To the extent that the Fund is otherwise fully invested and the Adviser believes that additional investment opportunities exist with the potential for capital growth, the Fund may employ leverage for the purpose of acquiring portfolio securities. Such utilization of leverage is considered speculative, and involves risks. The assets of the Fund, including any additional assets which may be purchased with the proceeds of any borrowings, will consist primarily of common stocks and income securities issued by companies engaged in the utilities industry, the prices of which may be volatile. In the event that the values of the Fund's portfolio securities do not appreciate or, in fact, depreciate, the Fund would be forced to liquidate a portion of its portfolio, which could be significant depending upon the magnitude of the decline in value of the Fund's assets, to pay interest on, and repay the principal of, any such borrowings. Even in the event that any assets purchased with the proceeds of such borrowings appreciate as anticipated by the Adviser, a portion of the Fund's assets may be required to be liquidated to meet scheduled principal and interest payments with respect to such borrowings. Any such liquidations may be at inopportune times and prices. Utilization of investment leverage would result in a higher volatility of the net asset value of the Fund. The effect of leverage in a declining market would result in a greater decrease in net asset value to holders of the Fund's shares than if the Fund were not leveraged. The extent to which the Fund may borrow will depend upon the availability of credit. No assurance can be given that the Fund will be able to borrow on terms acceptable to the Fund and the Adviser. The Fund's use of leverage may impair the ability of the Fund to maintain its qualification for federal income tax purposes as a regulated investment company. The rights of any lenders to the Fund to receive payments of interest on and repayments of principal of borrowings will be senior to the rights of the Fund's shareholders, and the terms of the Fund's borrowings may contain provisions that limit certain activities of the Fund and could result in precluding the purchase of securities and instruments that the Fund would otherwise purchase.

     Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. The Fund will segregate an amount of cash and/or liquid securities equal in value to its obligations in respect of reverse repurchase agreements and, accordingly, the Fund will not treat such obligations as senior securities for purposes of the 1940 Act. Reverse repurchase agreements involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

     The Fund may purchase and sell portfolio securities on a when-issued and delayed delivery basis. No income accrues to the Fund on securities in connection with such purchase transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price, and yields generally available on comparable securities when delivery occurs may be higher or lower than yields on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will segregate cash and/or liquid securities having an aggregate value at least equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objectives and policies and not for the purpose of investment leverage.


INVESTMENT COMPANY SECURITIES



     The Fund may invest in securities of other investment companies, including exchange-traded funds ("ETFs"). Those investment companies securities may include investment companies managed by the Adviser or its affiliates. The Fund may invest in investment companies to the extent permitted under the 1940 Act or as otherwise authorized by the SEC. The Fund may invest in shares of various ETFs, including exchange-traded index and bond funds. Exchange-traded index funds seek to track the performance of various securities indices. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or bond rises and falls. The market value of their shares may differ from the net asset value of the particular fund. To the extent the Fund invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company's portfolio securities, and a shareholder in the fund will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly the expenses of the purchased investment company.


ILLIQUID SECURITIES


     The Fund may invest up to 15% of its net assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with procedures approved by the Fund's Board of Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which typically range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief (such as "no action" letters issued by the staff of the SEC interpreting or providing guidance on the 1940 Act or regulations thereunder) from the provisions of the 1940 Act, as amended from time to time.

                             STRATEGIC TRANSACTIONS

     The Fund may, but is not required to, use various investment strategies as described below ("Strategic Transactions") to earn income, to facilitate portfolio management and to mitigate risks. Techniques and instruments may change over time as new instruments and strategies are developed or as regulatory changes occur. Although the Adviser seeks to use such transactions to further the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result. The Fund's activities involving Strategic Transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code" or "Code"), for qualification as a regulated investment company.

     In the course of pursuing these investment strategies, the Fund may purchase and sell derivative securities such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, equity, fixed-income and interest rate indices and other financial instruments, purchase and sell financial futures contracts and options on futures contracts, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures contracts. Among other things, Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange markets, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

     Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

     Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices other than current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. The use of options and futures contracts transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures contracts markets and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures contracts and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. Income earned or deemed to be earned, if any, by the Fund from its Strategic Transactions will generally be taxable.

OPTIONS

     Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

     A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

     With certain exceptions, OCC issued and exchange-listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties.


     Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied.


     If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

     The Fund may purchase and sell call or put options on securities, including U.S. Treasury and agency securities, foreign sovereign debt, mortgage-backed securities, corporate debt securities, Eurodollar instruments and foreign debt securities that are traded on U.S. and foreign securities exchanges and in the OTC markets and related futures contracts on such securities, indices, currencies and futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

FUTURES CONTRACTS

     The Fund may enter into financial futures contracts or purchase or sell put and call options on futures contracts as a hedge against anticipated interest rate, currency, equity or fixed-income market changes, for duration management and for risk management purposes. Futures contracts generally are bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller of the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts and Eurodollar instruments, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

     The Fund's use of financial futures contracts and options on futures contracts will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option on a futures contract requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures contracts involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures contract position just as it would for any position. Futures contracts and options on futures contracts are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

     The Fund will not enter into a futures contract or an option on a futures contract (except for closing transactions) for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options on futures contracts would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options on futures contracts are described below.

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

     The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

CURRENCY TRANSACTIONS


     The Fund may engage in currency transactions with counterparties to manage the value of currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures contracts, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below.


     The Fund's dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

     The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended to wholly or partially offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency other than with respect to cross-hedging or proxy hedging as described below.


     The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies.


     To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

     Risks of Currency Transactions. Currency transactions are subject to risks different from other transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

COMBINED TRANSACTIONS

     The Fund may enter into multiple transactions, including multiple options transactions, multiple futures contracts transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures contracts, options, currency and interest rate transactions ("component transactions") instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

SWAPS, CAPS, FLOORS AND COLLARS

     Among the Strategic Transactions into which the Fund may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.


     The Fund may enter into swaps, caps, floors and collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities and will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. A large number of banks and investment banking firms act both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

EURODOLLAR INSTRUMENTS

     The Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR to which many interest rate swaps and income instruments are linked.

RISKS OF STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES

     When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

     Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash and/or liquid securities to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, the Fund must segregate cash and/or liquid securities in an amount at least equal to the current amount of the obligation. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash and/or liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash and/or liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash and/or liquid securities equal to the exercise price. A currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency and/or liquid securities denominated in that currency equal to the Fund's obligations or to segregate cash and/or liquid securities equal to the amount of the Fund's obligation.

     OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash and/or liquid securities equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non-cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash and/or liquid securities equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of cash and/or liquid securities equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

     In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and/or liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract.

     With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash and/or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of cash and/or liquid securities with a value equal to the Fund's net obligation, if any.

     Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund also may enter into offsetting transactions so that its combined position, coupled with any segregated cash and/or liquid securities, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash and/or liquid securities if the Fund held a futures contract or forward contract, it could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions also may be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash and/or liquid securities equal to any remaining obligation would need to be segregated.

                            INVESTMENT RESTRICTIONS


     The Fund has adopted the following fundamental investment restrictions which may not be changed without shareholder approval by the vote of a majority of its outstanding voting securities, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund's voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitations on illiquid securities and borrowings, the percentage limitations apply at the time of purchase and on an ongoing basis. These restrictions provide that the Fund shall not:


     1. With respect to 75% of its total assets, purchase any securities (other than obligations guaranteed by the U.S. government or by its agencies or instrumentalities), if, as a result, more than 5% of the Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer or, if, as a result, the Fund would hold more than 10% of the outstanding voting securities of an issuer, except that the Fund may purchase securities of other investment companies without regard to such limitation to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     2. Issue senior securities, borrow money from banks or enter into reverse repurchase agreements with banks in the aggregate in excess of 33 1/3% of the Fund's total assets (after giving effect to any such borrowing); which amount includes no more than 5% in borrowings and reverse repurchase agreements with any entity for temporary purposes. The Fund will not mortgage, pledge or hypothecate any assets other than in connection with issuances, borrowings, hedging transactions and risk management techniques.

     3. Make loans of money or property to any person, except (i) to the extent the securities in which the Fund may invest are considered to be loans,
        (ii) through the loan of portfolio securities, and (iii) to the extent that the Fund may lend money or property in connection with maintenance of the value of, or the Fund's interest with respect to, the securities owned by the Fund.

     4. Buy any securities "on margin." Neither the deposit of initial or maintenance margin in connection with Strategic Transactions nor short term credits as may be necessary for the clearance of transactions is considered the purchase of a security on margin.

     5. Sell any securities "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell interest rate or other financial futures or index contracts or related options, except in connection with Strategic Transactions.

     6. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

     7. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under agreements related to portfolio securities would be deemed to constitute such control or participation and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     8. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except as permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     9. Invest in oil, gas or mineral leases or in equity interests in oil, gas, or other mineral exploration or development programs except pursuant to the exercise by the Fund of its rights under agreements relating to portfolio securities.

     10. Purchase or sell real estate, commodities or commodity contracts, except to the extent that the securities that the Fund may invest in are considered to be interests in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to portfolio securities (in which case the Fund may liquidate real estate acquired as a result of a default on a mortgage), and except to the extent that Strategic Transactions the Fund may engage in are considered to be commodities or commodities contracts.


     The latter part of certain of the Fund's fundamental investment restrictions (i.e., the references to "as may otherwise be permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or
(iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time") provide the Fund with flexibility to change its limitations in connection with changes in applicable law, rules, regulations or exemptive relief. The language used in these restrictions provides the necessary flexibility to allow the Fund's Board to respond efficiently to these kinds of developments without the delay and expense of a shareholder meeting.


NON-FUNDAMENTAL POLICY


     The Fund has adopted the following operating policy which may be amended by its Board of Trustees. The Fund shall not:



     1. Invest in other investment companies in reliance on Section 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the 1940 Act.

                             TRUSTEES AND OFFICERS



     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.



                              INDEPENDENT TRUSTEES



                                                                                          NUMBER OF
                                               TERM OF                                     FUNDS IN
                                              OFFICE AND                                     FUND
                                 POSITION(S)  LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)          OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS             BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (62)               Trustee          +       Chairman and Chief Executive        72       Trustee/Director/
Blistex Inc.                                              Officer of Blistex Inc., a                   Managing General
1800 Swift Drive                                          consumer health care products                Partner of funds in
Oak Brook, IL 60523                                       manufacturer.                                the Fund Complex.
                                                                                                       Director of the
                                                                                                       Heartland Alliance, a
                                                                                                       nonprofit
                                                                                                       organization serving
                                                                                                       human needs based in
                                                                                                       Chicago. Board member
                                                                                                       of the Illinois
                                                                                                       Manufacturers'
                                                                                                       Association.

Jerry D. Choate (68)             Trustee          +       Prior to January 1999,              72       Trustee/Director/
33971 Selva Road                                          Chairman and Chief Executive                 Managing General
Suite 130                                                 Officer of the Allstate                      Partner of funds in
Dana Point, CA 92629                                      Corporation ("Allstate") and                 the Fund Complex.
                                                          Allstate Insurance Company.                  Director of H&R
                                                          Prior to January 1995,                       Block, Amgen Inc., a
                                                          President and Chief Executive                biotechnological
                                                          Officer of Allstate. Prior to                company, and Valero
                                                          August 1994, various                         Energy Corporation,
                                                          management positions at                      an independent
                                                          Allstate.                                    refining company.


                                                                                          NUMBER OF
                                               TERM OF                                     FUNDS IN
                                              OFFICE AND                                     FUND
                                 POSITION(S)  LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)          OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS             BY TRUSTEE   HELD BY TRUSTEE
Rod Dammeyer (66)                Trustee          +       President of CAC, L.L.C., a         72       Trustee/Director/
CAC, L.L.C.                                               private company offering                     Managing General
4350 LaJolla Village Drive                                capital investment and                       Partner of funds in
Suite 980                                                 management advisory services.                the Fund Complex.
San Diego, CA 92122-6223                                                                               Director of Quidel
                                                                                                       Corporation,
                                                                                                       Stericycle, Inc., and
                                                                                                       Ventana Medical
                                                                                                       Systems, Inc. and
                                                                                                       Trustee of The
                                                                                                       Scripps Research
                                                                                                       Institute. Prior to
                                                                                                       April 2007, Director
                                                                                                       of GATX Corporation.
                                                                                                       Prior to April 2004,
                                                                                                       Director of
                                                                                                       TheraSense, Inc.
                                                                                                       Prior to January
                                                                                                       2004, Director of
                                                                                                       TeleTech Holdings
                                                                                                       Inc. and Arris Group,
                                                                                                       Inc.

Linda Hutton Heagy++ (59)        Trustee          +       Managing Partner of Heidrick &      72       Trustee/Director/
Heidrick & Struggles                                      Struggles, an international                  Managing General
233 South Wacker Drive                                    executive search firm. Prior                 Partner of funds in
Suite 7000                                                to 1997, Partner of Ray &                    the Fund Complex.
Chicago, IL 60606                                         Berndtson, Inc., an executive                Trustee on the
                                                          recruiting firm. Prior to                    University of Chicago
                                                          1995, Executive Vice President               Hospitals Board, Vice
                                                          of ABN AMRO, N.A., a bank                    Chair of the Board of
                                                          holding company. Prior to                    the YMCA of
                                                          1990, Executive Vice President               Metropolitan Chicago
                                                          of The Exchange National Bank.               and a member of the
                                                                                                       Women's Board of the
                                                                                                       University of
                                                                                                       Chicago.

R. Craig Kennedy (55)            Trustee          +       Director and President of the       72       Trustee/Director/
1744 R Street, NW                                         German Marshall Fund of the                  Managing General
Washington, DC 20009                                      United States, an independent                Partner of funds in
                                                          U.S. foundation created to                   the Fund Complex.
                                                          deepen understanding, promote
                                                          collaboration and stimulate
                                                          exchanges of practical
                                                          experience between Americans
                                                          and Europeans. Formerly,
                                                          advisor to the Dennis Trading
                                                          Group Inc., a managed futures
                                                          and option company that
                                                          invests money for individuals
                                                          and institutions. Prior to
                                                          1992, President and Chief
                                                          Executive Officer, Director
                                                          and member of the Investment
                                                          Committee of the Joyce
                                                          Foundation, a private
                                                          foundation.

                                                                                          NUMBER OF
                                               TERM OF                                     FUNDS IN
                                              OFFICE AND                                     FUND
                                 POSITION(S)  LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)          OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS             BY TRUSTEE   HELD BY TRUSTEE

Howard J Kerr (71)               Trustee          +       Prior to 1998, President and        72       Trustee/Director/
14 Huron Trace                                            Chief Executive Officer of                   Managing General
Galena, IL 61036                                          Pocklington Corporation, Inc.,               Partner of funds in
                                                          an investment holding company.               the Fund Complex.
                                                                                                       Director of the Lake
                                                                                                       Forest Bank & Trust.
                                                                                                       Director of the
                                                                                                       Marrow Foundation.

Jack E. Nelson (71)              Trustee          +       President of Nelson Investment      72       Trustee/Director/
423 Country Club Drive                                    Planning Services, Inc., a                   Managing General
Winter Park, FL 32789                                     financial planning company and               Partner of funds in
                                                          registered investment adviser                the Fund Complex.
                                                          in the State of Florida.
                                                          President of Nelson Ivest
                                                          Brokerage Services Inc., a
                                                          member of the NASD, Securities
                                                          Investors Protection Corp. and
                                                          the Municipal Securities
                                                          Rulemaking Board. President of
                                                          Nelson Sales and Services
                                                          Corporation, a marketing and
                                                          services company to support
                                                          affiliated companies.

Hugo F. Sonnenschein (66)        Trustee          +       President Emeritus and              72       Trustee/Director/
1126 E. 59th Street                                       Honorary Trustee of the                      Managing General
Chicago, IL 60637                                         University of Chicago and the                Partner of funds in
                                                          Adam Smith Distinguished                     the Fund Complex.
                                                          Service Professor in the                     Trustee of the
                                                          Department of Economics at the               University of
                                                          University of Chicago. Prior                 Rochester and a
                                                          to July 2000, President of the               member of its
                                                          University of Chicago.                       investment committee.
                                                                                                       Member of the
                                                                                                       National Academy of
                                                                                                       Sciences, the
                                                                                                       American
                                                                                                       Philosophical Society
                                                                                                       and a fellow of the
                                                                                                       American Academy of
                                                                                                       Arts and Sciences.

                                                                                          NUMBER OF
                                               TERM OF                                     FUNDS IN
                                              OFFICE AND                                     FUND
                                 POSITION(S)  LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)          OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS             BY TRUSTEE   HELD BY TRUSTEE

Suzanne H. Woolsey, Ph.D. (65)   Trustee          +       Chief Communications Officer        72       Trustee/Director/
815 Cumberstone Road                                      of the National Academy of                   Managing General
Harwood, MD 20776                                         Sciences/National Research                   Partner of funds in
                                                          Council, an independent,                     the Fund Complex.
                                                          federally chartered policy                   Director of Fluor
                                                          institution, from 2001 to                    Corp., an
                                                          November 2003 and Chief                      engineering,
                                                          Operating Officer from 1993 to               procurement and
                                                          2001. Prior to 1993, Executive               construction
                                                          Director of the Commission on                organization, since
                                                          Behavioral and Social Sciences               January 2004.
                                                          and Education at the National                Director of
                                                          Academy of Sciences/National                 Intelligent Medical
                                                          Research Council. From 1980                  Devices, Inc., a
                                                          through 1989, Partner of                     symptom based
                                                          Coopers & Lybrand.                           diagnostic tool for
                                                                                                       physicians and
                                                                                                       clinical labs.
                                                                                                       Director of the
                                                                                                       Institute for Defense
                                                                                                       Analyses, a federally
                                                                                                       funded research and
                                                                                                       development center,
                                                                                                       Director of the
                                                                                                       German Marshall Fund
                                                                                                       of the United States,
                                                                                                       Director of the Rocky
                                                                                                       Mountain Institute
                                                                                                       and Trustee of
                                                                                                       California Institute
                                                                                                       of Technology and the
                                                                                                       Colorado College.



                              INTERESTED TRUSTEE*



                                                                                           NUMBER OF
                                            TERM OF                                         FUNDS IN
                                           OFFICE AND                                         FUND
                              POSITION(S)  LENGTH OF                                        COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)              OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS                 BY TRUSTEE   HELD BY TRUSTEE
Wayne W. Whalen* (67)         Trustee          +       Partner in the law firm of              72       Trustee/Director/
333 West Wacker Drive                                  Skadden, Arps, Slate, Meagher &                  Managing General
Chicago, IL 60606                                      Flom LLP, legal counsel to funds                 Partner of funds in
                                                       in the Fund Complex.                             the Fund Complex.
                                                                                                        Director of the
                                                                                                        Abraham Lincoln
                                                                                                        Presidential Library
                                                                                                        Foundation.


------------------------------------


 + See Table D below.



++ As indicated above, Ms. Heagy is an employee of Heidrick and Struggles, an international executive search firm ("Heidrick"). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been unrelated to Van Kampen's or Morgan Stanley's asset management businesses and have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley. Ms. Heagy does own common shares of Heidrick (representing less than 1% of Heidrick's outstanding common shares).



 * Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

                                    OFFICERS



                                                     TERM OF
                                                    OFFICE AND
                                   POSITION(S)      LENGTH OF
NAME, AGE AND                       HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND           SERVED    DURING PAST 5 YEARS

Ronald E. Robison (68)          President and          +++      President of funds in the Fund Complex since September 2005
522 Fifth Avenue                Principal                       and Principal Executive Officer of funds in the Fund Complex
New York, NY 10036              Executive                       since May 2003. Managing Director of Van Kampen Advisors
                                Officer                         Inc. since June 2003. Director of Investor Services since
                                                                September 2002. Director of the Adviser, Van Kampen
                                                                Investments and Van Kampen Exchange Corp. since January
                                                                2005. Managing Director of Morgan Stanley and Morgan Stanley
                                                                & Co. Incorporated. Managing Director and Director of Morgan
                                                                Stanley Investment Management Inc. Chief Administrative
                                                                Officer, Managing Director and Director of Morgan Stanley
                                                                Investment Advisors Inc. and Morgan Stanley Services Company
                                                                Inc. Managing Director and Director of Morgan Stanley
                                                                Distributors Inc. and Morgan Stanley Distribution Inc. Chief
                                                                Executive Officer and Director of Morgan Stanley Trust.
                                                                Executive Vice President and Principal Executive Officer of
                                                                the Institutional and Retail Morgan Stanley Funds. Director
                                                                of Morgan Stanley SICAV. Previously, Chief Global Operations
                                                                Officer of Morgan Stanley Investment Management Inc. and
                                                                Executive Vice President of funds in the Fund Complex from
                                                                May 2003 to September 2005.

Dennis Shea (54)                Vice President         +++      Managing Director of Morgan Stanley Investment Advisors
522 Fifth Avenue                                                Inc., Morgan Stanley Investment Management Inc., the Adviser
New York, NY 10036                                              and Van Kampen Advisors Inc. Chief Investment
                                                                Officer--Global Equity of the same entities since February
                                                                2006. Vice President of Morgan Stanley Institutional and
                                                                Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006. Previously, Managing
                                                                Director and Director of Global Equity Research at Morgan
                                                                Stanley from April 2000 to February 2006.

J. David Germany (52)           Vice President         +++      Managing Director of Morgan Stanley Investment Advisors
20 Bank Street,                                                 Inc., Morgan Stanley Investment Management Inc., the Adviser
Canary Wharf                                                    and Van Kampen Advisors Inc. Chief Investment
London, GBR E1 44AD                                             Officer--Global Fixed Income of the same entities since
                                                                December 2005. Managing Director and Director of Morgan
                                                                Stanley Investment Management Ltd. Director of Morgan
                                                                Stanley Investment Management (ACD) Limited since December
                                                                2003. Vice President of Morgan Stanley Institutional and
                                                                Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006.

Amy R. Doberman (45)            Vice President         +++      Managing Director and General Counsel--U.S. Investment
522 Fifth Avenue                                                Management; Managing Director of Morgan Stanley Investment
New York, NY 10036                                              Management Inc., Morgan Stanley Investment Advisors Inc. and
                                                                the Adviser. Vice President of the Morgan Stanley
                                                                Institutional and Retail Funds since July 2004 and Vice
                                                                President of funds in the Fund Complex since August 2004.
                                                                Previously, Managing Director and General Counsel of
                                                                Americas, UBS Global Asset Management from July 2000 to July
                                                                2004 and General Counsel of Aeltus Investment Management,
                                                                Inc. from January 1997 to July 2000.

Stefanie V. Chang (40)          Vice President         +++      Executive Director of Morgan Stanley Investment Management
522 Fifth Avenue                and Secretary                   Inc. Vice President and Secretary of funds in the Fund
New York, NY 10036                                              Complex.

John L. Sullivan (51)           Chief Compliance       +++      Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza - Suite 100    Officer                         August 2004. Prior to August 2004, Director and Managing
P.O. Box 5555                                                   Director of Van Kampen Investments, the Adviser, Van Kampen
Oakbrook Terrace, IL 60181                                      Advisors Inc. and certain other subsidiaries of Van Kampen
                                                                Investments, Vice President, Chief Financial Officer and
                                                                Treasurer of funds in the Fund Complex and head of Fund
                                                                Accounting for Morgan Stanley Investment Management Inc.
                                                                Prior to December 2002, Executive Director of Van Kampen
                                                                Investments, the Adviser and Van Kampen Advisors Inc.

                                                     TERM OF
                                                    OFFICE AND
                                   POSITION(S)      LENGTH OF
NAME, AGE AND                       HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND           SERVED    DURING PAST 5 YEARS

Stuart N. Schuldt (45)          Chief Financial        +++      Executive Director of Morgan Stanley Investment Management
1 Parkview Plaza - Suite 100    Officer and                     Inc. since June 2007. Chief Financial Officer and Treasurer
P.O. Box 5555                   Treasurer                       of funds in the Fund Complex since June 2007. Prior to June
Oakbrook Terrace, IL 60181                                      2007, Senior Vice President of Northern Trust Company,
                                                                Treasurer and Principal Financial Officer of Northern Trust
                                                                U.S. mutual fund complex.


------------------------------------


+++ See Table E below.


COMPENSATION

     Each trustee/director/managing general partner (hereinafter referred to in this section as "trustee") who is not an affiliated person (as defined in the 1940 Act) of Van Kampen Investments, the Adviser or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to funds in the Fund Complex. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a deferred compensation plan to its Non-Affiliated Trustees that allows such trustees to defer receipt of their compensation until retirement and earn a return on such deferred amounts. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund. Deferring compensation has the same economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met. Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from the Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit per year for each of the 10 years following such retirement from the Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from the Fund.

     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE


                                                                Fund Complex
                                                ---------------------------------------------
                                                                 Aggregate
                                                 Aggregate       Estimated
                                                Pension or        Maximum           Total
                                                Retirement        Annual        Compensation
                                 Aggregate       Benefits      Benefits from       before
                                Compensation    Accrued as       the Fund       Deferral from
                                  from the        Part of      Complex Upon         Fund
             Name                 Trust(1)      Expenses(2)    Retirement(3)     Complex(4)
             ----               ------------    -----------    -------------    -------------
INDEPENDENT TRUSTEES
David C. Arch                     $17,577        $ 35,373        $105,000         $259,418
Jerry D. Choate                    17,602          80,600         105,000          254,394
Rod Dammeyer                       17,577          64,051         105,000          259,418
Linda Hutton Heagy                 17,602          25,769         105,000          254,394
R. Craig Kennedy                   17,602          18,372         105,000          254,394
Howard J Kerr                      17,577         140,735         143,750          259,418
Jack E. Nelson                     15,770          92,953         105,000          238,523
Hugo F. Sonnenschein               17,577          64,671         105,000          259,418
Suzanne H. Woolsey                 17,602          57,060         105,000          254,394

INTERESTED TRUSTEE
Wayne W. Whalen                    17,577          67,997         105,000          259,418


------------------------------------


(1) The amounts shown in this column represent the aggregate compensation before deferral from all operating series of the Trust during the fiscal year ended March 31, 2007. The details of aggregate compensation before deferral for each operating series of the Trust during the fiscal year ended March 31, 2007 are shown in Table A below. The details of compensation deferred for each operating series of the Trust during the fiscal year ended March 31, 2007 are shown in Table B below. The details of cumulative deferred compensation (including interest) for each operating series of the Trust as of March 31, 2007 are shown in Table C below. The deferred compensation plan is described above the Compensation Table.



(2) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating funds in the Fund Complex for each of the trustees for the funds' respective fiscal years ended in 2006. The retirement plan is described above the Compensation Table.



(3) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex as of the date of this Statement of Additional Information for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The retirement plan is described above the Compensation Table. Each trustee has served as a member of the Board of Trustees since the year set forth in Table D below.



(4) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2006 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

                                    TABLE A

                  FISCAL YEAR 2007 AGGREGATE COMPENSATION FROM

                           THE TRUST AND EACH SERIES


                                                                         INDEPENDENT TRUSTEES
                           FISCAL    ---------------------------------------------------------------------------------------------
        FUND NAME         YEAR-END    ARCH     CHOATE    DAMMEYER    HEAGY    KENNEDY    KERR     NELSON    SONNENSCHEIN   WOOLSEY
        ---------         --------    ----     ------    --------    -----    -------    ----     ------    ------------   -------
Aggressive Growth Fund...   3/31     $ 3,084   $ 3,087   $ 3,084    $ 3,087   $3,087    $ 3,084   $ 2,858     $ 3,084      $3,087
Asset Allocation
 Conservative Fund.......   3/31         469       469       469        469      469        469       469         469         469
Asset Allocation Growth
 Fund....................   3/31         471       471       471        471      471        471       471         471         471
Asset Allocation Moderate
 Fund....................   3/31         471       471       471        471      471        471       471         471         471
Core Equity Fund*........   3/31           0         0         0          0        0          0         0           0           0
Disciplined Small Cap
 Value Fund..............   3/31           0         0         0          0        0          0         0           0           0
Leaders Fund.............   3/31       1,570     1,572     1,570      1,572    1,572      1,570     1,343       1,570       1,572
Mid Cap Growth Fund......   3/31       2,938     2,942     2,938      2,942    2,942      2,938     2,713       2,938       2,942
Select Growth Fund.......   3/31       1,528     1,531     1,528      1,531    1,531      1,528     1,302       1,528       1,531
Small Cap Growth Fund....   3/31       1,814     1,817     1,814      1,817    1,817      1,814     1,588       1,814       1,817
Small Cap Value Fund.....   3/31       1,867     1,870     1,867      1,870    1,870      1,867     1,641       1,867       1,870
Small Company Growth
 Fund*...................   3/31           0         0         0          0        0          0         0           0           0
Utility Fund.............   3/31       1,577     1,581     1,577      1,581    1,581      1,577     1,352       1,577       1,581
Value Opportunities
 Fund....................   3/31       1,788     1,791     1,788      1,791    1,791      1,788     1,562       1,788       1,791
                                     -------   -------   -------    -------   -------   -------   -------     -------      -------
 Equity Trust Total......            $17,577   $17,602   $17,577    $17,602   $17,602   $17,577   $15,770      17,577      $17,602

                           INTERESTED
                            TRUSTEE
                           ----------
        FUND NAME            WHALEN
        ---------            ------
Aggressive Growth Fund...   $ 3,084
Asset Allocation
 Conservative Fund.......       469
Asset Allocation Growth
 Fund....................       471
Asset Allocation Moderate
 Fund....................       471
Core Equity Fund*........         0
Disciplined Small Cap
 Value Fund..............         0
Leaders Fund.............     1,570
Mid Cap Growth Fund......     2,938
Select Growth Fund.......     1,528
Small Cap Growth Fund....     1,814
Small Cap Value Fund.....     1,867
Small Company Growth
 Fund*...................         0
Utility Fund.............     1,577
Value Opportunities
 Fund....................     1,788
                            -------
 Equity Trust Total......   $17,577


------------------------------------


* Had not commenced investment operations as of March 31, 2007.


                                    TABLE B

             FISCAL YEAR 2007 AGGREGATE COMPENSATION DEFERRED FROM

                           THE TRUST AND EACH SERIES


                                                                                                                  INTERESTED
                                                                     INDEPENDENT TRUSTEES                          TRUSTEE
                                      FISCAL    ---------------------------------------------------------------   ----------
             FUND NAME               YEAR-END   CHOATE    DAMMEYER    HEAGY    KENNEDY   NELSON    SONNENSCHEIN     WHALEN
             ---------               --------   ------    --------    -----    -------   ------    ------------     ------
Aggressive Growth Fund.............    3/31     $ 3,087   $ 3,084    $ 3,087   $1,544    $ 2,858     $ 3,084       $ 3,084
Asset Allocation Conservative
 Fund..............................    3/31         469       469        469      235        469         469           469
Asset Allocation Growth Fund.......    3/31         471       471        471      236        471         471           471
Asset Allocation Moderate Fund.....    3/31         471       471        471      236        471         471           471
Core Equity Fund*..................    3/31           0         0          0        0          0           0             0
Disciplined Small Cap Value Fund...    3/31           0         0          0        0          0           0             0
Leaders Fund.......................    3/31       1,572     1,570      1,572      786      1,343       1,570         1,570
Mid Cap Growth Fund................    3/31       2,942     2,938      2,942    1,471      2,713       2,938         2,938
Select Growth Fund.................    3/31       1,531     1,528      1,531      766      1,302       1,528         1,528
Small Cap Growth Fund..............    3/31       1,817     1,814      1,817      909      1,588       1,814         1,814
Small Cap Value Fund...............    3/31       1,870     1,867      1,870      935      1,641       1,867         1,867
Small Company Growth Fund*.........    3/31           0         0          0        0          0           0             0
Utility Fund.......................    3/31       1,581     1,577      1,581      791      1,352       1,577         1,577
Value Opportunities Fund...........    3/31       1,791     1,788      1,791      896      1,562       1,788         1,788
                                                -------   -------    -------   ------    -------     -------       -------
 Equity Trust Total................             $17,602   $17,577    $17,602   $8,805    $15,770     $17,577       $17,577


------------------------------------


* Had not commenced investment operations as of March 31, 2007.

                                    TABLE C
                        CUMULATIVE COMPENSATION DEFERRED
                 (PLUS INTEREST) FROM THE TRUST AND EACH SERIES


                                                                   CURRENT
                                                            INDEPENDENT TRUSTEES
                           FISCAL    -------------------------------------------------------------------
        FUND NAME         YEAR-END    CHOATE    DAMMEYER    HEAGY     KENNEDY     NELSON    SONNENSCHEIN
        ---------         --------    ------    --------    -----     -------     ------    ------------
Aggressive Growth Fund...   3/31     $ 24,128   $ 9,767    $ 28,830   $12,403    $ 38,744      $11,302
Asset Allocation
 Conservative Fund.......   3/31          477       474         480       242         475          482
Asset Allocation Growth
 Fund....................   3/31          479       476         482       243         477          484
Asset Allocation Moderate
 Fund....................   3/31          479       476         482       243         477          484
Core Equity Fund*........   3/31            0         0           0         0           0            0
Disciplined Small Cap
 Value Fund..............   3/31            0         0           0         0           0            0
Leaders Fund.............   3/31        1,684     1,669       1,722       866       1,428        1,728
Mid Cap Growth Fund......   3/31       21,907     8,822      24,729    11,616      34,144       10,479
Select Growth Fund.......   3/31       12,766     5,641      12,711     3,723      12,654        6,667
Small Cap Growth Fund....   3/31       10,201     5,602      10,323     2,611      10,216        6,565
Small Cap Value Fund.....   3/31       12,903     6,154      12,505     3,677      12,678        7,214
Small Company Growth
 Fund*...................   3/31            0         0           0         0           0            0
Utility Fund.............   3/31       12,626     5,473      18,504    22,891      48,242        6,452
Value Opportunities
 Fund....................   3/31        9,313     5,588       9,501     2,014       9,370        6,549
                                     --------   --------   --------   --------   --------   ------------
 Equity Trust Total......            $106,963   $50,142    $120,269   $60,529    $168,905      $58,406

                                                           CURRENT
                                     FORMER               INTERESTED
                              INDEPENDENT TRUSTEES         TRUSTEE
                           ---------------------------   ------------
        FUND NAME          BRANAGAN    REES     SISTO       WHALEN
        ---------          --------    ----     -----       ------
Aggressive Growth Fund...  $11,949    $    0   $ 3,945     $ 33,902
Asset Allocation
 Conservative Fund.......        0         0         0          477
Asset Allocation Growth
 Fund....................        0         0         0          479
Asset Allocation Moderate
 Fund....................        0         0         0          479
Core Equity Fund*........        0         0         0            0
Disciplined Small Cap
 Value Fund..............        0         0         0            0
Leaders Fund.............        0         0         0        1,689
Mid Cap Growth Fund......    9,648       226     3,173       29,798
Select Growth Fund.......    2,628         0       222       13,084
Small Cap Growth Fund....    1,474         0         0       10,630
Small Cap Value Fund.....    2,582         0       530       13,012
Small Company Growth
 Fund*...................        0         0         0            0
Utility Fund.............    7,996     1,979     4,199       30,239
Value Opportunities
 Fund....................    1,057         0         0        9,787
                           --------   ------   -------   ------------
 Equity Trust Total......  $37,334    $2,205   $12,069     $143,576


------------------------------------


* Had not commenced investment operations as of March 31, 2007.


                                    TABLE D
          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST


                                                                                                                       INTERESTED
                                                                INDEPENDENT TRUSTEES                                    TRUSTEE
                                 -----------------------------------------------------------------------------------   ----------
           FUND NAME             ARCH   CHOATE   DAMMEYER   HEAGY   KENNEDY   KERR   NELSON   SONNENSCHEIN   WOOLSEY     WHALEN
           ---------             ----   ------   --------   -----   -------   ----   ------   ------------   -------     ------
Aggressive Growth Fund.........  2003    1999      2003     1996     1996     2003    1996        2003        1999        1996
Asset Allocation Conservative
 Fund..........................  2006    2006      2006     2006     2006     2006    2006        2006        2006        2006
Asset Allocation Growth Fund...  2006    2006      2006     2006     2006     2006    2006        2006        2006        2006
Asset Allocation Moderate
 Fund..........................  2006    2006      2006     2006     2006     2006    2006        2006        2006        2006
Core Equity Fund*..............  2007    2007      2007     2007     2007     2007    2007        2007        2007        2007
Disciplined Small Cap Value
 Fund..........................  2006    2006      2006     2006     2006     2006    2006        2006        2006        2006
Leaders Fund...................  2005    2005      2005     2005     2005     2005    2005        2005        2005        2005
Mid Cap Growth Fund............  2003    1999      2003     1995     1995     2003    1995        2003        1999        1995
Select Growth Fund.............  2003    2000      2003     2000     2000     2003    2000        2003        2000        2000
Small Cap Growth Fund..........  2003    2000      2003     2000     2000     2003    2000        2003        2000        2000
Small Cap Value Fund...........  2003    1999      2003     1999     1999     2003    1999        2003        1999        1999
Small Company Growth Fund*.....  2003    2000      2003     2000     2000     2003    2000        2003        2000        2000
Utility Fund...................  2003    1999      2003     1995     1993     2003    1993        2003        1999        1993
Value Opportunities Fund.......  2003    2001      2003     2001     2001     2003    2001        2003        2001        2001


------------------------------------


* Had not commenced investment operations as of March 31, 2007.

                                    TABLE E
          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST


                                                                                         OFFICERS
                                                             ----------------------------------------------------------------
                         FUND NAME                           CHANG   DOBERMAN   GERMANY   ROBISON   SCHULDT   SHEA   SULLIVAN
                         ---------                           -----   --------   -------   -------   -------   ----   --------
Aggressive Growth Fund.....................................  2003      2004      2006      2003      2007     2006     1996
Asset Allocation Conservative Fund.........................  2006      2006      2006      2006      2007     2006     2006
Asset Allocation Growth Fund...............................  2006      2006      2006      2006      2007     2006     2006
Asset Allocation Moderate Fund.............................  2006      2006      2006      2006      2007     2006     2006
Core Equity Fund*..........................................  2007      2007      2007      2007      2007     2007     2007
Disciplined Small Cap Value Fund...........................  2006      2006      2006      2006      2007     2006     2006
Leaders Fund...............................................  2005      2005      2006      2005      2007     2006     2005
Mid Cap Growth Fund........................................  2003      2004      2006      2003      2007     2006     1996
Select Growth Fund.........................................  2003      2004      2006      2003      2007     2006     2000
Small Cap Growth Fund......................................  2003      2004      2006      2003      2007     2006     2000
Small Cap Value Fund.......................................  2003      2004      2006      2003      2007     2006     1999
Small Company Growth Fund*.................................  2003      2004      2006      2003      2007     2006     2000
Utility Fund...............................................  2003      2004      2006      2003      2007     2006     1996
Value Opportunities Fund...................................  2003      2004      2006      2003      2007     2006     2001


------------------------------------


* Had not commenced investment operations as of March 31, 2007.


BOARD COMMITTEES

     The Board of Trustees has three standing committees (an audit committee, a brokerage and services committee and a governance committee). Each committee is comprised solely of "Independent Trustees", which is defined for purposes herein as trustees who: (1) are not "interested persons" of the Fund as defined by the 1940 Act and (2) are "independent" of the Fund as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards.


     The Board's audit committee consists of Jerry D. Choate, Rod Dammeyer and
R. Craig Kennedy. In addition to being Independent Trustees as defined above, each of these trustees also meets the additional independence requirements for audit committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The audit committee makes recommendations to the Board of Trustees concerning the selection of the Fund's independent registered public accounting firm, reviews with such independent registered public accounting firm the scope and results of the Fund's annual audit and considers any comments which the independent registered public accounting firm may have regarding the Fund's financial statements, accounting records or internal controls. The Board of Trustees has adopted a formal written charter for the audit committee which sets forth the audit committee's responsibilities. The audit committee has reviewed and discussed the financial statements of the Fund with management as well as with the independent registered public accounting firm of the Fund, and discussed with the independent registered public accounting firm the matters required to be discussed under the Statement of Auditing Standards No. 61. The audit committee has received the written disclosures and the letter from the independent registered public accounting firm required under Independence Standards Board Standard No. 1 and has discussed with the independent registered public accounting firm its independence. Based on this review, the audit committee recommended to the Board of Trustees of the Fund that the Fund's audited financial statements be included in the

Fund's annual report to shareholders for the most recent fiscal year for filing with the SEC.

     The Board's brokerage and services committee consists of Linda Hutton Heagy, Hugo F. Sonnenschein and Suzanne H. Woolsey. The brokerage and services committee reviews the Fund's allocation of brokerage transactions and soft-dollar practices and reviews the transfer agency and shareholder servicing arrangements with Investor Services.

     The Board's governance committee consists of David C. Arch, Howard J Kerr and Jack E. Nelson. In addition to being Independent Trustees as defined above, each of these trustees also meets the additional independence requirements for nominating committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The governance committee identifies individuals qualified to serve as Independent Trustees on the Board and on committees of the Board, advises the Board with respect to Board composition, procedures and committees, develops and recommends to the Board a set of corporate governance principles applicable to the Fund, monitors corporate governance matters and makes recommendations to the Board, and acts as the administrative committee with respect to Board policies and procedures, committee policies and procedures and codes of ethics. The Independent Trustees of the Fund select and nominate any other nominee Independent Trustees for the Fund. While the Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board of Trustees as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below.


     During the Fund's last fiscal year, the Board of Trustees held 8 meetings. During the Fund's last fiscal year, the audit committee of the Board held 7 meetings, the brokerage and services committee of the Board held 4 meetings and the governance committee of the Board held 2 meetings.


SHAREHOLDER COMMUNICATIONS

     Shareholders may send communications to the Board of Trustees. Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for such trustee above. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

SHARE OWNERSHIP


     Excluding deferred compensation balances as described in the Compensation Table, as of December 31, 2006, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of the Trust beneficially owned equity securities of each series of the Trust and all of the funds in the Fund Complex overseen by the trustee in the dollar range amounts specified below.

                2006 TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES


INDEPENDENT TRUSTEES

                                                                             TRUSTEES
DOLLAR RANGE OF EQUITY SECURITIES IN EACH  ----------------------------------------------------------------------------
SERIES OF THE TRUST                          ARCH     CHOATE    DAMMEYER    HEAGY     KENNEDY      KERR       NELSON
-----------------------------------------    ----     ------    --------    -----     -------      ----       ------
Aggressive Growth Fund..................     none      none      none       none     $1-$10,000    none        none
Asset Allocation Conservative Fund......     none      none      none       none        none       none        none
Asset Allocation Growth Fund............     none      none      none       none        none       none        none
Asset Allocation Moderate Fund..........     none      none      none       none        none       none        none
Core Equity Fund*.......................     none      none      none       none        none       none        none
Disciplined Small Cap Value Fund*.......     none      none      none       none        none       none        none
Leaders Fund............................     none      none      none       none     $1-$10,000    none        none
Mid Cap Growth Fund.....................     none      none      none       none     $1-$10,000    none        none
Select Growth Fund......................     none      none      none       none     $1-$10,000    none        none
Small Cap Growth Fund...................     none      none      none       none      $50,001-     none        none
                                                                                      $100,000
Small Cap Value Fund....................     none      none      none       none      $10,001-     none        none
                                                                                      $50,000
Small Company Growth Fund*..............     none      none      none       none        none       none        none
Utility Fund............................     none      none      none       none        none       none        none
Value Opportunities Fund................   $10,001-    none      none       none      $50,001-     none        none
                                           $50,000                                    $100,000
AGGREGATE DOLLAR RANGE OF EQUITY
 SECURITIES IN ALL REGISTERED INVESTMENT
 COMPANIES OVERSEEN BY TRUSTEE IN THE
 FUND COMPLEX...........................     over     $10,001-   over      $50,001      over        $1-         $1-
                                           $100,000   $50,000   $100,000   $100,000   $100,000    $10,000     $10,000

                                                  TRUSTEES
DOLLAR RANGE OF EQUITY SECURITIES IN EACH  -----------------------
SERIES OF THE TRUST                        SONNENSCHEIN   WOOLSEY
-----------------------------------------  ------------   -------
Aggressive Growth Fund..................      none          none
Asset Allocation Conservative Fund......      none          none
Asset Allocation Growth Fund............      none          none
Asset Allocation Moderate Fund..........      none          none
Core Equity Fund*.......................      none          none
Disciplined Small Cap Value Fund*.......      none          none
Leaders Fund............................      none          none
Mid Cap Growth Fund.....................      none          none
Select Growth Fund......................      none          none
Small Cap Growth Fund...................      none          none
Small Cap Value Fund....................      none          none
Small Company Growth Fund*..............      none          none
Utility Fund............................      none          none
Value Opportunities Fund................      none          none
AGGREGATE DOLLAR RANGE OF EQUITY
 SECURITIES IN ALL REGISTERED INVESTMENT
 COMPANIES OVERSEEN BY TRUSTEE IN THE
 FUND COMPLEX...........................    $50,001-        over
                                             $100,000     $100,000


INTERESTED TRUSTEE


                                                                    TRUSTEE
                                                                ---------------
DOLLAR RANGE OF EQUITY SECURITIES IN EACH SERIES OF THE TRUST       WHALEN
-------------------------------------------------------------       ------
Aggressive Growth Fund......................................    $10,001-$50,000
Asset Allocation Conservative Fund..........................      $1-$10,000
Asset Allocation Growth Fund................................      $1-$10,000
Asset Allocation Moderate Fund..............................      $1-$10,000
Core Equity Fund*...........................................         none
Disciplined Small Cap Value Fund*...........................         none
Leaders Fund................................................    $10,001-$50,000
Mid Cap Growth Fund.........................................         none
Select Growth Fund..........................................         none
Small Cap Growth Fund.......................................      $1-$10,000
Small Cap Value Fund........................................    $10,001-$50,000
Small Company Growth Fund*..................................         none
Utility Fund................................................      $1-$10,000
Value Opportunities Fund....................................      $1-$10,000
AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED
  INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN THE FUND
  COMPLEX...................................................     over $100,000


------------------------------------


* Had not commenced investment operations as of December 31, 2006.



     Including deferred compensation balances (which are amounts deferred and thus retained by each Fund as described in the Compensation Table), as of December 31, 2006, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of the Trust had in the aggregate, combining beneficially owned equity securities and deferred compensation of each series of the Trust and of all of the funds in the Fund Complex overseen by the trustee, the dollar range amounts specified below.

          2006 TRUSTEE BENEFICIAL OWNERSHIP AND DEFERRED COMPENSATION


INDEPENDENT TRUSTEES

DOLLAR RANGE OF EQUITY SECURITIES AND                                          TRUSTEES
DEFERRED COMPENSATION IN EACH SERIES OF THE  -----------------------------------------------------------------------------
TRUST                                          ARCH      CHOATE    DAMMEYER    HEAGY       KENNEDY       KERR      NELSON
-------------------------------------------    ----      ------    --------    -----       -------       ----      ------
Aggressive Growth Fund....................   $50,001-     none      none        none     $1-$10,000      none       over
                                             $100,000                                                             $100,000
Asset Allocation Conservative Fund........     none       none      none        none        none         none       none
Asset Allocation Growth Fund..............     none       none      none        none        none         none       none
Asset Allocation Moderate Fund............     none       none      none        none        none         none       none
Core Equity Fund*.........................     none       none      none        none        none         none       none
Disciplined Small Cap Value Fund*.........     none       none      none        none        none         none       none
Leaders Fund..............................     none       none      none        none        none         none       none
Mid Cap Growth Fund.......................     none       none      none        none     $1-$10,000      none       none
Select Growth Fund........................     none       none      none        none     $1-$10,000      none       none
Small Cap Growth Fund.....................     none       none      none        none      $50,001-       none       none
                                                                                          $100,000
Small Cap Value Fund......................     none       none      none        none      $10,001-       none       none
                                                                                           $50,000
Small Company Growth Fund*................     none       none      none        none        none         none       none
Utility Fund..............................     none       none      none        none        none         none       none
Value Opportunities Fund..................   $10,001-     none      none        none      $50,001-       none       none
                                             $50,000                                      $100,000
AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
 AND DEFERRED COMPENSATION IN ALL
 REGISTERED INVESTMENT COMPANIES OVERSEEN
 BY TRUSTEE IN THE FUND COMPLEX...........     over       over      over        over        over         over       over
                                             $100,000   $100,000   $100,000   $100,000    $100,000     $100,000   $100,000

DOLLAR RANGE OF EQUITY SECURITIES AND               TRUSTEES
DEFERRED COMPENSATION IN EACH SERIES OF THE  -----------------------
TRUST                                        SONNENSCHEIN   WOOLSEY
-------------------------------------------  ------------   -------
Aggressive Growth Fund....................      none          none
Asset Allocation Conservative Fund........      none          none
Asset Allocation Growth Fund..............      none          none
Asset Allocation Moderate Fund............      none          none
Core Equity Fund*.........................      none          none
Disciplined Small Cap Value Fund*.........      none          none
Leaders Fund..............................      none          none
Mid Cap Growth Fund.......................      none          none
Select Growth Fund........................      none          none
Small Cap Growth Fund.....................      none          none
Small Cap Value Fund......................      none          none
Small Company Growth Fund*................      none          none
Utility Fund..............................      none          none
Value Opportunities Fund..................      none          none
AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
 AND DEFERRED COMPENSATION IN ALL
 REGISTERED INVESTMENT COMPANIES OVERSEEN
 BY TRUSTEE IN THE FUND COMPLEX...........      over          over
                                              $100,000      $100,000


INTERESTED TRUSTEE


                                                                                             TRUSTEE
                                                                                         ---------------
DOLLAR RANGE OF EQUITY SECURITIES AND DEFERRED COMPENSATION IN EACH SERIES OF THE TRUST      WHALEN
---------------------------------------------------------------------------------------      ------
Aggressive Growth Fund...................................................                $10,001-$50,000
Asset Allocation Conservative Fund.......................................                  $1-$10,000
Asset Allocation Growth Fund.............................................                  $1-$10,000
Asset Allocation Moderate Fund...........................................                  $1-$10,000
Core Equity Fund*........................................................                     none
Disciplined Small Cap Value Fund*........................................                     none
Leaders Fund.............................................................                $10,001-$50,000
Mid Cap Growth Fund......................................................                     none
Select Growth Fund.......................................................                     none
Small Cap Growth Fund....................................................                  $1-$10,000
Small Cap Value Fund.....................................................                $10,001-$50,000
Small Company Growth Fund*...............................................                     none
Utility Fund.............................................................                  $1-$10,000
Value Opportunities Fund.................................................                  $1-$10,000
AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES AND DEFERRED COMPENSATION IN ALL REGISTERED
  INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN THE FUND COMPLEX...........                 over $100,000


------------------------------------


* Had not commenced investment operations as of December 31, 2006.



     As of July 2, 2007, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.

CODE OF ETHICS

     The Fund, the Adviser and the Distributor have adopted a Code of Ethics (the "Code of Ethics") that sets forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by the Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or other Van Kampen funds, or that such employees take unfair advantage of their relationship with the Fund. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other reporting matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of the Fund or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                         INVESTMENT ADVISORY AGREEMENT

     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement the Fund's investment objective. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, renders periodic reports to the Fund's Board of Trustees and permits its officers and employees to serve without compensation as trustees or officers of the Fund if elected to such positions. The Fund, however, bears the costs of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement.

     The Advisory Agreement also provides that, in the event the expenses of the Fund for any fiscal year exceed the most restrictive expense limitation applicable in any jurisdiction in which the Fund's shares are qualified for offer and sale (excluding any expenses permitted to be excluded from the computation under applicable law or regulation), the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the fiscal year.

ADVISORY FEES


                                                        FISCAL YEAR ENDED MARCH 31,
                                                    ------------------------------------
                                                       2007         2006         2005
                                                    ----------   ----------   ----------
The Adviser received the approximate advisory fees
  of..............................................  $1,298,700   $1,230,300   $1,011,200


LITIGATION INVOLVING THE ADVISER


     The Adviser and one of the investment companies advised by the Adviser are named as defendants in a class action complaint generally alleging that the defendants breached their duties of care to long-term shareholders of the investment company by valuing portfolio securities at the closing prices of the foreign exchanges on which they trade without accounting for significant market information that became available after the close of the foreign exchanges but before calculation of net asset value. As a result, the complaint alleges, short-term traders were able to exploit stale pricing information to capture arbitrage profits that diluted the value of shares held by long-term investors. The complaint seeks unspecified compensatory damages, punitive damages, fees and costs. On October 16, 2006, pursuant to an order of the United States Supreme Court finding a lack of appellate jurisdiction, the federal court of appeals vacated a prior order of the federal district court dismissing the case with prejudice, and remanded the case to the Illinois state court where it had been filed. In November 2006, defendants again removed the case to the federal district court based on intervening authority. In December 2006, plaintiff moved to remand the case back to Illinois state court. In May 2007, the district court entered an order staying proceedings in the case pending developments in similar cases currently on appeal to the federal court of appeals. While defendants believe that they have meritorious defenses, the ultimate outcome of this matter is not presently determinable at this stage in the litigation.


                                FUND MANAGEMENT

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS


     As of March 31, 2007, Mary Jayne Maly managed eight registered investment companies with a total of approximately $2.3 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.



     Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The portfolio managers of the Fund do not currently manage assets for other investment companies, pooled investment vehicles or other accounts that charge a performance fee. In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser's employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.


PORTFOLIO MANAGER COMPENSATION STRUCTURE

     Portfolio managers receive a combination of base compensation and discretionary compensation, comprised of a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

     BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

     DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

     Discretionary compensation can include:

     - Cash Bonus;


     - Morgan Stanley's Long-Term Incentive Compensation Program awards -- a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards or other investments based on Morgan Stanley common stock that are subject to vesting and other conditions;



     - Investment Management Alignment Plan (IMAP) awards -- a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated funds they manage that are included in the IMAP fund menu;


- Voluntary Deferred Compensation Plans--voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

     Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

     - Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against an appropriate securities market index (or indices) for the funds/accounts managed by the portfolio manager. In the case of the Fund, the Fund's investment performance is measured against the Standard & Poor's 500(R) Utilities Index and against appropriate rankings or ratings prepared by Morningstar Inc. or similar independent services which monitor Fund performance. Other funds/accounts managed by the same portfolio manager may be measured against this same index and same rankings or ratings, if appropriate, or against other indices and other rankings or ratings that are deemed more appropriate given the size and/or style of such funds/accounts as set forth in such funds'/accounts' disclosure materials and guidelines. The assets managed by the portfolio managers in funds, pooled investment vehicles and other accounts are described in "Other Accounts Managed by the Portfolio Managers" above. Generally, the greatest weight is placed on the three- and five-year periods.


     - Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

     - Contribution to the business objectives of the Adviser.

     - The dollar amount of assets managed by the portfolio manager.

     - Market compensation survey research by independent third parties.

     - Other qualitative factors, such as contributions to client objectives.


     - Performance of Morgan Stanley and Morgan Stanley Investment Management Inc., and the overall performance of the investment team(s) of which the portfolio manager is a member.


SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS


     As of March 31, 2007, Ms. Maly did not own shares of the Fund.


                                OTHER AGREEMENTS

ACCOUNTING SERVICES AGREEMENT

     The Fund has entered into an accounting services agreement pursuant to which the Adviser provides accounting services to the Fund supplementary to those provided by the custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. The Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.

LEGAL SERVICES AGREEMENT

     The Fund and certain other Van Kampen funds have entered into legal services agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of each fund's minute books and records, preparation and oversight of each fund's regulatory reports and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds.

Payment by the funds for such services is made on a cost basis for the salary and salary-related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.

CHIEF COMPLIANCE OFFICER EMPLOYMENT AGREEMENT

     The Fund has entered into an employment agreement with John Sullivan and Morgan Stanley pursuant to which Mr. Sullivan, an employee of Morgan Stanley, serves as Chief Compliance Officer of the Fund and other Van Kampen funds. The Fund's Chief Compliance Officer and his staff are responsible for administering the compliance policies and procedures of the Fund and other Van Kampen funds. The Fund reimburses Morgan Stanley for the costs and expenses of such services, including compensation and benefits, insurance, occupancy and equipment, information processing and communication, office services, conferences and travel, postage and shipping. The Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.

FUND PAYMENTS PURSUANT TO THESE AGREEMENTS


                                                          FISCAL YEAR ENDED
                                                              MARCH 31,
                                                     ---------------------------
                                                      2007      2006      2005
                                                      ----      ----      ----
Pursuant to these agreements, Morgan Stanley or its
  affiliates have received from the Fund
  approximately*...................................  $61,400   $75,000   $44,900


------------------------------------

* The Fund began accruing expenses under the Chief Compliance Officer Employment Agreement on July 15, 2004.

                            DISTRIBUTION AND SERVICE

     The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service

Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. The approximate total underwriting commissions on the sale of shares of the Fund for the last three fiscal years are shown in the chart below.


                                                                Total            Amounts
                                                             Underwriting      Retained by
                                                             Commissions       Distributor
                                                             ------------      -----------
Fiscal year ended March 31, 2007.......................        $281,000          $45,600
Fiscal year ended March 31, 2006.......................        $579,400          $91,000
Fiscal year ended March 31, 2005.......................        $173,500          $26,500


     With respect to sales of Class A Shares of the Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLE

                                                     Total Sales Charge
                                                  -------------------------         Reallowed
                                                  As % of       As % of Net        To Dealers
Size of                                           Offering        Amount            As a % of
Investment                                         Price         Invested        Offering Price
------------------------------------------------------------------------------------------------
Less than $50,000...........................       5.75%           6.10%              5.00%
$50,000 but less than $100,000..............       4.75%           4.99%              4.00%
$100,000 but less than $250,000.............       3.75%           3.90%              3.00%
$250,000 but less than $500,000.............       2.75%           2.83%              2.25%
$500,000 but less than $1,000,000...........       2.00%           2.04%              1.75%
$1,000,000 or more..........................           *               *                  *
------------------------------------------------------------------------------------------------


* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within eighteen months of the purchase. The eighteen-month period ends on the first business day of the nineteenth month after the purchase date. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million. Authorized dealers will be eligible to receive the ongoing service fee with respect to such shares commencing in the second year following purchase. Proceeds from the distribution and service fees paid by the Fund during the first twelve months are paid to the Distributor and are used by the Distributor to defray its distribution and service related expenses.


     With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.

     Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally receive from the Distributor ongoing distribution fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares annually, commencing in the second year after purchase.

     With respect to Class I Shares, there are no sales charges paid by investors. Commissions or transaction fees may be paid by the Distributor to authorized dealers.

     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also adopted a service plan (the "Service Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares. There is no distribution plan or service plan in effect for Class I Shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans." The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each such class of shares in connection with the distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor of each such class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

     Certain financial intermediaries may be prohibited under law from providing certain underwriting or distribution services. If a financial intermediary was prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a financial intermediary would result in any material adverse consequences to the Fund.

     The Distributor must submit quarterly reports to the Fund's Board of Trustees setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the trustees, and also by a vote of the disinterested trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the trustees and also by the disinterested trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested trustees or by a vote of a majority of the outstanding voting shares of such class.

     For Class A Shares in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the amount of the Distributor's actual expenses incurred during such year less any deferred sales charges it received during such year (the "actual net expenses") or (ii) the distribution and service fees at the rates specified in the Prospectus applicable to that class of shares (the "plan fees"). Therefore, to the extent the Distributor's actual net expenses in a given year are less than the plan fees for such year, the Fund only pays the actual net expenses. Alternatively, to the extent the Distributor's actual net expenses in a given year exceed the plan fees for such year, the Fund only pays the plan fees for such year. For Class A Shares, there is no carryover of any unreimbursed actual net expenses to succeeding years.

     The Plans for Class B Shares and Class C Shares are similar to the Plans for Class A Shares, except that any actual net expenses which exceed plan fees for a given year are carried forward and are eligible for payment in future years by the Fund so long as the Plans remain in effect. Thus, for each of the Class B Shares and Class C Shares, in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the applicable amount of the Distributor's actual net expenses incurred during such year for such class of shares plus any actual net expenses from prior years that are still unpaid by the Fund for such class of shares or
(ii) the applicable plan fees for such class of shares. Except as may be mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed actual net expenses may be carried forward (on a Fund level basis). These unreimbursed actual net expenses may or may not be recovered through plan fees or contingent deferred sales charges in future years.

     Because of fluctuations in net asset value, the plan fees with respect to a particular Class B Share or Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class.


     As of March 31, 2007, there were approximately $695,700 and $70,100 of unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares, respectively, representing approximately 1% and less than 1% of the Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Plans are terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.


     Because the Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares.


     For the fiscal year ended March 31, 2007, the Fund's aggregate expenses paid under the Plans for Class A Shares were $341,971 or 0.25% of the Class A Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for distributing and servicing Class A Shareholders and for administering the Class A Share Plans. For the fiscal year ended March 31, 2007, the Fund's aggregate expenses paid under the Plans for Class B Shares were $442,798 or 1.00% of the Class B Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $332,155 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B Shares of the Fund and $110,643 for fees paid to financial intermediaries for servicing Class B Shareholders and administering the Class B Share Plans. For the fiscal year ended March 31, 2007, the Fund's aggregate expenses paid under the Plans for Class C Shares were $153,478 or 1.00% of the Class C Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $20,919 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C Shares of the Fund and $132,559 for fees paid to financial intermediaries for servicing Class C Shareholders and administering the Class C Share Plans.


     In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature.


     The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co.") and certain other authorized dealers in connection with the sale or retention of Fund shares and/or shareholder servicing. For example, the Adviser or the Distributor may pay additional compensation to Morgan Stanley & Co. and to other authorized dealers for the purpose of promoting the sale of Fund shares, providing the Fund and other Van Kampen funds with "shelf space" or a higher profile with the authorized dealer's financial advisors and consultants, placing the Fund and other Van Kampen funds on the authorized dealer's preferred or recommended fund list, granting the Distributor access to the authorized dealer's financial advisors and consultants, providing assistance in training and educating the authorized dealer's personnel, furnishing marketing support and other specified services, maintaining share balances and/or for sub-accounting, administrative or transaction processing services. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Van Kampen funds), amount of assets invested by the authorized dealer's customers (which could include current or aged assets of the Fund and/or some or all other Van Kampen funds), the Fund's advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Adviser and/or Distributor.



     With respect to Morgan Stanley & Co. financial advisers and intermediaries, these payments currently include the following amounts: (1) for Class A Shares, Class B Shares and Class C Shares (excluding shares, if any, held by participants in the Morgan Stanley Fund Solution(SM) Program, the Morgan Stanley Personal Portfolio(SM) Program and Morgan Stanley Corporate Retirement Solutions), (a) an amount equal to 0.11% of the value (at the time of sale) of gross sales of such Fund shares and (b) an ongoing annual fee in an amount up to 0.03% of the value of such Fund shares held (to the extent assets held by Morgan Stanley & Co. accounts in certain Van Kampen Funds exceed $600 million); (2) for Class I Shares (excluding sales through Morgan Stanley Fund Solution(SM) Program, Morgan Stanley Funds Portfolio Architect(SM) Program, the Morgan Stanley Personal Portfolio(SM) Program and Morgan Stanley Corporate Retirement Solutions), an ongoing annual fee in an amount up to 0.05% of the value of such shares held; and (3) for shares sold through 401(k) platforms in Morgan Stanley Corporate Retirement Solutions, an ongoing annual fee in an amount up to 0.20% of the value of such Fund shares held.


     With respect to other authorized dealers, these payments currently include the following amounts: (1) other than sales through 401(k) platforms, (a) an amount up to 0.25% of the value (at the time of sale) of gross sales of Fund shares and/or (b) an ongoing annual fee in an amount up to 0.13% of the value of such Fund shares; and (2) for shares sold through 401(k) platforms, an ongoing annual fee in an amount up to 0.20% of the value of such Fund shares held. You should review carefully any disclosure by your authorized dealer as to its compensation.


     The prospect of receiving, or the receipt of, such compensation, as described above, by Morgan Stanley & Co. or other authorized dealers may provide Morgan Stanley & Co. or other authorized dealers, and their representatives or employees, with an incentive to favor sales of shares of the Fund over other investment options with respect to which Morgan Stanley & Co. or an authorized dealer does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.


     The Distributor has entered into agreements with the following firms whereby certain shares of the Fund will be offered pursuant to such firms' retirement plan alliance program(s): (i) Merrill Lynch, Pierce, Fenner & Smith Incorporated, (ii) First Union National Bank, (iii) The Prudential Insurance Company of America, (iv) AMVESCAP Retirement, Inc., (v) Lincoln National Life Insurance Company, (vi) National Deferred Compensation, Inc., (vii) Wells Fargo Bank, N.A. on behalf of itself and its Affiliated Banks, (viii) Union Bank of California, N.A., (ix) Vanguard Marketing Corporation (a wholly-owned subsidiary of the Vanguard Group, Inc.), (x) American Century Retirement Plan Services Inc., (xi) Fidelity Brokerage Services, Inc. & National Financial Services

Corporation, (xii) Fidelity Investments Institutional Operations Company, Inc.,
(xiii) Key Bank N.A., (xiv) Smith Barney, Inc., (xv) SunGard Institutional Brokerage Inc., (xvi) GoldK Investment Services, Inc., (xvii) Buck Consultants, Inc., (xviii) ABN Amro Trust Services Co., (xix) Northern Trust Retirement Consulting, LLC, (xx) MetLife Securities, Inc., (xxi) ExpertPlan, (xxii) Hartford Life Insurance Company, (xxiii) Hartford Securities Distribution Company, Inc., (xxiv) JPMorgan Retirement Plan Services LLC, (xxv) Massachusetts Mutual Life Insurance Company, (xxvi) Reliance Trust Company and (xxvii) The Princeton Retirement Group, Inc. Trustees and other fiduciaries of retirement plans seeking to invest in multiple fund families through a broker-dealer retirement plan alliance program should contact the firms mentioned above for further information concerning the program(s) including, but not limited to, minimum size and operational requirements, as well as the ability to purchase Class A Shares at net asset value or the availability of other share classes.


                                 TRANSFER AGENT

     The Fund's transfer agent, shareholder service agent and dividend disbursing agent is Van Kampen Investor Services Inc. The transfer agency fees are determined through negotiations with the Fund and are approved by the Fund's Board of Trustees. The transfer agency fees are based on competitive benchmarks.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard are subject to review by the Fund's Board of Trustees.


     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. In selecting among firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. In certain instances, the Adviser may instruct certain broker-dealers to pay for research services provided by executing brokers or third party research providers, which are selected independently by the Adviser. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include

(a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund. To the extent that the Adviser receives these services from broker-dealers, it will not have to pay for these services itself.



     The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms (and futures commission merchants) affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.


     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.


     Certain broker-dealers (and futures commission merchants), through which the Fund may effect securities (or futures) transactions, are affiliated persons (as defined in the 1940 Act) of the Fund or affiliated persons of such affiliates, including Morgan Stanley or its subsidiaries. The Fund's Board of Trustees has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities or instruments during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission paid to affiliated brokers.

     Unless otherwise described below, the Fund paid no commissions to affiliated brokers during the last three fiscal years. The Fund paid the following commissions to brokers during the fiscal years shown:



                                                                          Affiliated
                                                                           Brokers
                                                                          ----------
                                                                            Morgan
                                                                 All      Stanley &
                                                               Brokers       Co.
                                                               -------    ---------
Commissions Paid:
  Fiscal year ended March 31, 2007..........................   $109,212    $48,426
  Fiscal year ended March 31, 2006..........................   $177,366    $56,392
  Fiscal year ended March 31, 2005..........................   $ 89,169    $16,257
Fiscal Year 2007 Percentages:
  Commissions with affiliate to total commissions......................      44.34%
  Value of brokerage transactions with affiliate to
     total transactions................................................       7.31%



     During the fiscal year ended March 31, 2007, the Fund paid $80,818 in brokerage commissions on transactions totaling $69,693,070 to brokers selected primarily on the basis of research services provided to the Adviser.


                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectuses captioned "Shareholder Services."

INVESTMENT ACCOUNT

     Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectuses and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Van Kampen funds will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends and systematic purchases or redemptions. Additional shares may be purchased at any time through authorized dealers or by mailing a check and detailed instructions directly to Investor Services.

SHARE CERTIFICATES

     Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon an exchange or redemption of the shares represented by the certificate. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds Inc., c/o Investor Services, PO Box 947, Jersey City, New Jersey 07303-0947, requesting an "Affidavit of Loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate the fee for replacing the lost certificate equal to no more than 1.50% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.

RETIREMENT PLANS

     Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor.

AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS


     Shareholders can use ACH to have redemption proceeds up to $50,000 deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. To utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application form. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services or by calling (800) 847-2424.


DIVIDEND DIVERSIFICATION


     A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 847-2424, to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any of the Participating Funds (as defined in the Prospectuses) so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested. Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.

SYSTEMATIC WITHDRAWAL PLAN


     A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $5,000 or more at the next determined net asset value per share at the time the plan is established. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which any capital gain or loss will be recognized. The plan holder may arrange for periodic checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan and may be established on a form made available by the Fund. See "Shareholder
Services -- Retirement Plans."



     Class B Shareholders and Class C Shareholders (as well as Class A Shareholders subject to a contingent deferred sales charge) who establish a systematic withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the plan is established.


     Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gain dividends on shares held in accounts with systematic withdrawal plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days' notice to its shareholders.

REINSTATEMENT PRIVILEGE


     A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of any Participating Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of any Participating Fund with credit given for any contingent deferred sales charge paid on the amount of shares reinstated from such redemption, provided that such shareholder has not previously exercised this reinstatement privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the contingent deferred sales charge (if any) to subsequent redemptions. Reinstatements are made at the net asset value per share (without a sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Participating Fund into which shareholders desire to reinstate their net proceeds of a redemption of shares of the Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in eligible retirement plans for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Participating Fund are available for sale. There is no reinstatement privilege for Class I Shares of the Fund. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event regardless of whether the shareholder reinstates all or any portion of the net proceeds of the redemption. Any such loss may be disallowed, to the extent of the reinstatement, under the so-called "wash sale" rules if the reinstatement occurs within 30 days after such redemption. In that event, the shareholder's tax basis in the shares acquired pursuant to the reinstatement will be increased by the amount of the disallowed loss, and the shareholder's holding period for such shares will include the holding period for the redeemed shares.

                              REDEMPTION OF SHARES

     Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays;
(b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.


     In addition, if the Fund's Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such in-kind securities.


                    CONTINGENT DEFERRED SALES CHARGE-CLASS A

     As described in the Fund's Class A Shares, Class B Shares and Class C Shares Prospectus under "Purchase of Shares -- Class A Shares," there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge ("CDSC-Class A") may be imposed on certain redemptions made within eighteen months of purchase. For purposes of the CDSC-Class A, when shares of a Participating Fund are exchanged for shares of another Participating Fund, the purchase date for the shares acquired by exchange will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares being redeemed first are any shares in the shareholder's account not subject to a CDSC-Class A, followed by shares held the longest in the shareholder's account. The CDSC-Class A is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no CDSC-Class A is imposed on increases in net asset value above the initial purchase price. In addition, no CDSC-Class A is assessed on shares derived from reinvestment of dividends or capital gain dividends.

                  WAIVER OF CONTINGENT DEFERRED SALES CHARGES

     As described in the Fund's Class A Shares, Class B Shares and Class C Shares Prospectus under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge ("CDSC-Class B and C"). The CDSC-Class A (defined above) and CDSC-Class B and C are waived on redemptions in the circumstances described below:

REDEMPTION UPON DEATH OR DISABILITY


     The Fund will waive the CDSC-Class A and the CDSC-Class B and C on redemptions following the death or disability of a Class A Shareholder, a Class B Shareholder or a Class C Shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class A or the CDSC-Class B and C.



     In cases of death or disability, the CDSC-Class A and the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class A and the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.


REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS

     The Fund will waive the CDSC-Class A and the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The CDSC-Class A and the CDSC-Class B and C will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class A or CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The CDSC-Class A and the CDSC-Class B and C also will be waived on any redemption which results from the return of an excess contribution or other contribution pursuant to Internal Revenue Code Section 408(d)(4) or
(5), the return of excess contributions or excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2) or the financial hardship of the employee pursuant to U.S. Treasury regulation

Section 1.401(k)-1(d)(2). In addition, the CDSC-Class A and the CDSC-Class B and C will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

     The Fund does not intend to waive the CDSC-Class A or the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.

REDEMPTION PURSUANT TO THE FUND'S SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in the Fund. Under the systematic withdrawal plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds sent to the designated payee of record. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan.


     The amount of the shareholder's investment in the Fund at the time the plan is established with respect to the Fund is hereinafter referred to as the "initial account balance." If the initial account balance is $1 million or more and the shareholder purchased Class A Shares without a sales charge, those Class A Shares will, in most instances, be subject to a CDSC-Class A if redeemed within eighteen months of their date of purchase. However, if the shareholder participates in a systematic withdrawal program as described herein, any applicable CDSC-Class A will be waived on those Class A Shares. The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class A and CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the systematic withdrawal plan and the ability to offer the systematic withdrawal plan.


NO INITIAL COMMISSION OR TRANSACTION FEE

     The Fund will waive the CDSC-Class A in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of Class A Shares. The Fund will waive the CDSC-Class B and C in certain 401(k) plans in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of Class B Shares and Class C Shares. See "Purchase of Shares -- Waiver of Contingent Deferred Sales Charge" in the Class A Shares, Class B Shares and Class C Shares Prospectus.

INVOLUNTARY REDEMPTIONS OF SHARES

     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Class A Shares, Class B Shares and Class C Shares Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. The Fund will waive the CDSC-Class A and the CDSC-Class B and C upon such involuntary redemption.

REDEMPTION BY ADVISER

     The Fund may waive the CDSC-Class A and the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

                                    TAXATION

FEDERAL INCOME TAXATION OF THE FUND

     The Trust and each of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets.

     If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss), and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders and designated as capital gain dividends.

     To avoid a nondeductible 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), and (iii) any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

     If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.


     Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain or "qualified dividend income" into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash,(v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and/or (vii) produce income that will not qualify as good income for purposes of the annual gross income requirement that the Fund must meet to be treated as a regulated investment company. The Fund intends to monitor its transactions and may make certain tax elections or take other actions to mitigate the effect of these provisions and prevent disqualification of the Fund as a regulated investment company.


     Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund generally will be required to accrue as income each year a portion of the discount and to distribute such income each year to maintain its qualification as a regulated investment company and to avoid income and excise taxes. To generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.

PASSIVE FOREIGN INVESTMENT COMPANIES

     The Fund may invest in non-U.S. corporations that could be classified as "passive foreign investment companies" as defined for federal income tax purposes. For federal income tax purposes, such an investment may, among other things, cause the Fund to recognize income or gain without a corresponding receipt of cash, to incur an interest charge on taxable income that is deemed to have been deferred and/or to recognize ordinary income that would otherwise have been treated as capital gain.

DISTRIBUTIONS TO SHAREHOLDERS

     Distributions of the Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder (assuming such shares are held as a capital asset).

     Current law provides for reduced U.S. federal income tax rates on (i) long-term capital gains received by individuals and (ii) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rates for capital gains generally apply to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and cease to apply for taxable years beginning after December 31, 2010. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2010. Fund shareholders, as well as the Fund itself, must also satisfy certain holding period and other requirements in order for the reduced rate for dividends to apply. Because the Fund intends to invest a portion of its assets in common stocks and preferred stocks, a portion of the ordinary income dividends paid by the Fund should be eligible for the reduced rate applicable to "qualified dividend income." To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains. For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below.

     Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The tax basis of such shares will equal their fair market value on the distribution date.

     The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Some portion of the distributions from the Fund may be eligible for the corporate dividends received deduction.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the nondeductible 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

     Income from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions. Such taxes will not be deductible or creditable by shareholders. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

     Certain foreign currency gains or losses attributable to currency exchange rate fluctuations are treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) the Fund's income available for distribution. If, under the rules governing the tax treatment of foreign currency gains and losses, the Fund's income available for distribution is decreased or eliminated, all or a portion of the dividends declared by the Fund may be treated for federal income tax purposes as a return of capital, or in some circumstances, as capital gains. Generally, a shareholder's tax basis in Fund shares will be reduced to the extent that an amount distributed to such shareholder is treated as a return of capital.

SALE OF SHARES

     The sale of shares (including transfers in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the maximum tax rates applicable to capital gains, see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

CAPITAL GAINS RATES

     Under current law, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in the Fund is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2010). The maximum long-term capital gains rate for corporations is 35%.

WITHHOLDING ON PAYMENTS TO NON-U.S. SHAREHOLDERS

     For purposes of this and the following paragraphs, a "Non-U.S. Shareholder" shall include any shareholder who is not:

     - an individual who is a citizen or resident of the United States;

     - a corporation or partnership created or organized under the laws of the United States or any state or political subdivision thereof;

     - an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

     - a trust that (i) is subject to the primary supervision of a U.S. court and which has one or more U.S. fiduciaries who have the authority to control all substantial decisions of the trust, or (ii) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

     A Non-U.S. Shareholder generally will be subject to withholding of U.S. federal income tax at a 30% rate (or lower applicable treaty rate), rather than backup withholding (discussed below), on dividends from the Fund (other than capital gain dividends, interest-related dividends and short-term capital gain dividends) that are not "effectively connected" with a U.S. trade or business carried on by such shareholder, provided that the shareholder furnishes to the Fund a properly completed Internal Revenue Service ("IRS") Form W-8BEN certifying the shareholder's non-United States status.

     Under current law, the Fund may pay "interest-related dividends" and "short-term capital gain dividends" to its foreign shareholders without having to withhold on such dividends at the 30% rate. The amount of interest related dividends that the Fund may pay each year is limited to the amount of qualified interest income received by the Fund during that year, less the amount of the Fund's expenses properly allocable to such interest income. "Qualified interest income" includes among other items, interest paid on debt obligations of a U.S. issuer and interest paid on deposits with U.S. banks, subject to certain exceptions. The amount of short-term capital gain dividends that the Fund may pay each year generally is limited to the excess of the Fund's net short-term capital gains over its net long-term capital losses, without any reduction for the Fund's expenses allocable to such gains (with exceptions for certain gains). The exemption from 30% withholding tax for "short-term capital gain dividends" does not apply with respect to Non-U.S. Shareholders that are present in the United States for more than 182 days during the taxable year. If the Fund's income for a taxable year includes "qualified interest income" or net short-term capital gains, the Fund may designate dividends as "interest-related dividends" or "short-term capital gain dividends" by written notice mailed to Non-U.S. Shareholders not later than 60 days after the close of the Fund's taxable year. These provisions apply to dividends paid by the Fund with respect to the Fund's taxable years beginning on or after January 1, 2005 and will cease to apply to dividends paid by the Fund with respect to the Fund's taxable years beginning after December 31, 2007.



     Non-effectively connected capital gain dividends and gains realized from the sale of shares generally will not be subject to U.S. federal income tax in the case of (i) a Non-U.S. Shareholder that is a corporation and (ii) an individual Non-U.S. Shareholder who is not present in the United States for more than 182 days during the taxable year (assuming that certain other conditions are met). However, certain Non-U.S. Shareholders may nonetheless be subject to backup withholding and information reporting on capital gain dividends and redemption proceeds paid to them upon the sale of their shares. See "Backup Withholding" and "Information Reporting" below.


     If income from the Fund or gains realized from the sale of shares are effectively connected with a Non-U.S. Shareholder's U.S. trade or business, then such amounts will not be subject to the 30% withholding described above, but rather will be subject to U.S. federal income tax on a net basis at the tax rates applicable to U.S. citizens and residents or domestic corporations. To establish that income from the Fund or gains realized from the sale of shares are effectively connected with a U.S. trade or business, a Non-U.S. Shareholder must provide the Fund with a properly completed IRS Form W-8ECI certifying that such amounts are effectively connected with the Non-U.S. Shareholder's U.S. trade or business. Non-U.S. Shareholders that are corporations may also be subject to an additional "branch profits tax" with respect to income from the Fund that is effectively connected with a U.S. trade or business.

     The tax consequences to a Non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. To claim tax treaty benefits, Non-U.S. Shareholders will be required to provide the Fund with a properly completed IRS Form W-8BEN certifying their entitlement to the benefits. In addition, in certain cases where payments are made to a Non-U.S. Shareholder that is a partnership or other pass-through entity, both the entity and the persons holding an interest in the entity will need to provide certification. For example, an individual Non-U.S. Shareholder who holds shares in the Fund through a non-U.S. partnership must provide an IRS Form W-8BEN to claim the benefits of an applicable tax treaty. Non-U.S. Shareholders are advised to consult their advisers with respect to the tax implications of purchasing, holding and disposing of shares of the Fund.

BACKUP WITHHOLDING


     The Fund may be required to withhold federal income tax at a rate of 28% (through 2010) ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends paid to a shareholder (other than a Non-U.S. Shareholder that properly certifies its non-United States status) if

(i) the shareholder fails to properly furnish the Fund with its correct taxpayer identification number or to certify its non-U.S. status (in the case of a Non-U.S. Shareholder), (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that the taxpayer identification number provided is correct, that the shareholder is not subject to backup withholding and that the shareholder is a U.S. person (as defined for U.S. federal income tax purposes). Redemption proceeds may be subject to backup withholding under the circumstances described in (i) above.

     Generally, dividends paid to Non-U.S. Shareholders that are subject to the 30% federal income tax withholding described above under "Withholding on Payments to Non-U.S. Shareholders" are not subject to backup withholding. To avoid backup withholding on capital gain dividends, interest-related dividends, short-term capital gain dividends and redemption proceeds from the sale of shares, Non-U.S. Shareholders must provide a properly completed IRS Form W-8BEN certifying their non-United States status.

     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

INFORMATION REPORTING


     The Fund must report annually to the IRS and to each shareholder (other than a Non-U.S. Shareholder that properly certifies its non-United States status) the amount of dividends, capital gain dividends and redemption proceeds paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such amounts. In the case of a Non-U.S. Shareholder, the Fund must report to the IRS and such shareholder the amount of dividends, capital gain dividends, interest-related dividends, short-term capital gain dividends and redemption proceeds paid that are subject to withholding (including backup withholding, if any) and the amount of tax withheld, if any, with respect to such amounts. This information may also be made available to the tax authorities in the Non-U.S. Shareholder's country of residence.


GENERAL

     The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

                                FUND PERFORMANCE

     From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one-year, five-year and ten-year periods (or life of the Fund, if shorter). Other total return quotations, aggregate or average, over other time periods may also be included.

     The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge for Class A Shares); that all income dividends or capital gain dividends during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends or capital gain dividends paid by the Fund or to reflect that 12b-1 fees may have changed over time.

     Average annual total return quotations are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

     Total return is calculated separately for Class A Shares, Class B Shares, Class C Shares and Class I Shares of the Fund. Total return figures for Class A Shares include the maximum sales charge. Total return figures for Class B Shares and Class C Shares include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each class of shares will differ.

     The after-tax returns of the Fund may also be advertised or otherwise reported. This is generally calculated in a manner similar to the computation of average annual total returns discussed above, except that the calculation also reflects the effect of taxes on returns.

     The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares. Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.

     From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.

     From time to time, the Fund's marketing materials may include an update from the portfolio manager or the Adviser and a discussion of general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top sector holdings and largest holdings. Materials may also mention how the Distributor believes the Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten-year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of whether shareholders purchased their funds' shares in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The performance of the funds purchased by investors in the Dalbar study and the conclusions based thereon are not necessarily indicative of future performance of such funds or conclusions that may result from similar studies in the future. The Fund may also be marketed on the internet.

     In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, the Dow Jones Industrial Average, Standard & Poor's indices, NASDAQ Composite Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking or rating services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce the Fund's performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.

     The Fund may also utilize performance information in hypothetical illustrations. For example, the Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.

     The Fund's Annual Report and Semiannual Report contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge from our web site at www.vankampen.com or by calling or writing the Fund at the telephone number or address printed on the cover of this Statement of Additional Information.

     The results shown below are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objective and policies as well as the risks incurred in the Fund's investment practices.

CLASS A SHARES


     The Fund's average annual total return, assuming payment of the maximum sales charge, for Class A Shares of the Fund for (i) the one-year period ended March 31, 2007 was 21.89%, (ii) the five-year period ended March 31, 2007 was 10.05% and (iii) the ten-year period ended March 31, 2007 was 10.41%.



     The Fund's cumulative non-standardized total return, including payment of the maximum sales charge, with respect to Class A Shares from July 28, 1993 (commencement of distribution of Class A Shares of the Fund) to March 31, 2007 was 240.18%.



     The Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to Class A Shares from July 28, 1993 (commencement of distribution of Class A Shares of the Fund) to March 31, 2007 was 260.88%.


CLASS B SHARES

     The Fund's average annual total return for Class B Shares listed below reflects the conversion of such shares into Class A Shares. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically converted to Class A Shares six years after the end of the calendar month in which the shares were purchased. Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased.


     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class B Shares of the Fund for (i) the one-year period ended March 31, 2007 was 24.40%, (ii) the five-year period ended March 31, 2007 was 10.34% and (iii) the ten-year period ended March 31, 2007 was 10.39%.



     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to Class B Shares from July 28, 1993 (commencement of distribution of Class B Shares of the Fund) to March 31, 2007 was 239.29%.

     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to Class B Shares from July 28, 1993 (commencement of distribution of Class B Shares of the Fund) to March 31, 2007 was 239.29%.


CLASS C SHARES


     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class C Shares of the Fund for (i) the one-year period ended March 31, 2007 was 27.34%, (ii) the five-year period ended March 31, 2007 was 10.53% and (iii) the ten-year period ended March 31, 2007 was 10.23%.



     The Fund's cumulative non-standardized total return for Class C Shares listed below reflects the conversion of such shares into Class A Shares. Class C Shares purchased before January 1, 1997, including Class C Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares were purchased.



     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to Class C Shares from August 13, 1993 (commencement of distribution of Class C Shares of the Fund) to March 31, 2007 was 230.37%.



     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to Class C Shares from August 13, 1993 (commencement of distribution of Class C Shares of the Fund) to March 31, 2007 was 230.37%.


CLASS I SHARES

     There were no Class I Shares of the Fund outstanding as of March 31, 2007. Thus, there is no performance information available for Class I Shares as of that date.

                               OTHER INFORMATION

DISCLOSURE OF PORTFOLIO HOLDINGS

     The Fund's Board of Trustees and the Adviser have adopted policies and procedures regarding disclosure of portfolio holdings information (the "Policy"). Pursuant to the Policy, information concerning the Fund's portfolio holdings may be disclosed only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the fiduciary duties owed by the Fund and the Adviser to the Fund's shareholders. The Fund and the Adviser may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or any affiliated person of the Adviser) in connection with the disclosure of portfolio holdings information of the Fund. The Fund's Policy is implemented and overseen by the Portfolio Holdings Review Committee (the "PHRC"), which is described in more detail below.

     Public Portfolio Holdings Information Disclosure Policy. Portfolio holdings information will be deemed public when it has been posted to the Fund's public web site. On its public web site, the Fund currently makes available:

     - Calendar Quarters: Complete portfolio holdings as of the end of each calendar quarter disclosed with a minimum lag time of 30 calendar days.

     - Monthly: Top 10 (or top 15) largest portfolio holdings as of the end of each month disclosed with a minimum lag time of 15 business days.

The Fund provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its Semiannual and Annual Reports, and for the first and third fiscal quarters in its filings with the SEC on Form N-Q.

     Non-Public Portfolio Holdings Information Policy. All portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is considered non-public portfolio holdings information for the purposes of the Policy. Pursuant to the Policy, disclosing non-public portfolio holdings information to third parties may occur only when the Fund has a legitimate business purpose for doing so and the recipients of such information are subject to a duty of confidentiality, which prohibits such recipients from disclosing or trading on the basis of the non-public portfolio holdings information. Any disclosure of non-public portfolio holdings information made to third parties must be approved by both the Fund's Board of Trustees (or a designated committee thereof) and the PHRC. The Policy provides for disclosure of non-public portfolio holdings information to certain pre-authorized categories of entities, executing broker-dealers and shareholders, in each case under specific restrictions and limitations described below, and the Policy provides a process for approving any other entities.

     Pre-Authorized Categories. Pursuant to the Policy, the Fund may disclose non-public portfolio holdings information to certain third parties who fall within pre-authorized categories. These third parties include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers, and service providers, provided that the third party expressly agrees to maintain the non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information. Subject to the terms and conditions of any agreement between the Adviser or the Fund and the third party, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply. In addition, persons who owe a duty of trust or confidence to the Fund or the Adviser (including legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement. The PHRC is responsible for monitoring and reporting on such entities to the Fund's Board of Trustees. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the material non-public portfolio holdings information.

     Broker-Dealer Interest Lists. Pursuant to the Policy, the Adviser may provide "interest lists" to broker-dealers who execute securities transactions for the Fund. Interest lists may specify only the CUSIP numbers and/or ticker symbols of the securities held in all registered management investment companies advised by the Adviser or affiliates of the Adviser on an aggregate basis. Interest lists will not disclose portfolio holdings on a fund by fund basis and will not contain information about the number or value of shares owned by a specified fund. The interest lists may identify the investment strategy to which the list relates, but will not identify particular funds or portfolio managers/management teams. Broker-dealers need not execute a non-disclosure agreement to receive interest lists.

     Shareholders In-Kind Distributions. The Fund's shareholders may, in some circumstances, elect to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the Fund. In such circumstances, pursuant to the Policy, such Fund shareholders may receive a complete listing of the portfolio holdings of the Fund up to seven (7) calendar days prior to making the redemption request provided that they represent orally or in writing that they agree not to disclose or trade on the basis of the portfolio holdings information.


     Attribution Analyses. Pursuant to the Policy, the Fund may discuss or otherwise disclose performance attribution analyses (i.e., mention the effects of having a particular security in the portfolio) where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly. Any discussion of the analyses may not be more current than the date the holding was disclosed publicly.


     Transition Managers. Pursuant to the Policy, the Fund may disclose portfolio holdings to transition managers, provided that the Fund has entered into a non-disclosure or confidentiality agreement with the party requesting that the information be provided to the transition manager and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager.

     Other Entities. Pursuant to the Policy, the Fund or the Adviser may disclose non-public portfolio holdings information to a third party who does not fall within the pre-approved categories, and who are not executing broker-dealers, shareholders receiving in-kind distributions, persons receiving attribution analyses, or transition managers; however, prior to the receipt of any non-public portfolio holdings information by such third party, the recipient must have entered into a non-disclosure agreement and the disclosure arrangement must have been approved by the PHRC and the Fund's Board of Trustees (or a designated committee thereof). The PHRC will report to the Board of Trustees of the Fund on a quarterly basis regarding any other approved recipients of non-public portfolio holdings information.

     PHRC and Board of Trustees Oversight. The PHRC, which consists of executive officers of the Fund and the Adviser, is responsible for overseeing and implementing the Policy and determining how portfolio holdings information will be disclosed on an ongoing basis. The PHRC will periodically review and has the authority to amend the Policy as necessary. The PHRC will meet at least quarterly to (among other matters):

     - address any outstanding issues relating to the Policy;

     - monitor the use of information and compliance with non-disclosure agreements by current recipients of portfolio holdings information;

     - review non-disclosure agreements that have been executed with prospective third parties and determine whether the third parties will receive portfolio holdings information;

     - generally review the procedures to ensure that disclosure of portfolio holdings information is in the best interests of Fund shareholders; and


     - monitor potential conflicts of interest between Fund shareholders, on the one hand and those of the Adviser, the Distributor or affiliated persons of the Fund, the Adviser or the Distributor, on the other hand, regarding disclosure of portfolio holdings information.


The PHRC will regularly report to the Board of Trustees on the Fund's disclosure of portfolio holdings information and the proceedings of PHRC meetings.

     Ongoing Arrangements of Portfolio Holdings Information. The Adviser and/or the Fund have entered into ongoing arrangements to make available public and/or non-public information about the Fund's portfolio holdings. The Fund currently may disclose portfolio holdings information based on ongoing arrangements to the following pre-authorized parties:

NAME                          INFORMATION DISCLOSED     FREQUENCY(1)           LAG TIME
----                          ---------------------  -------------------   -----------------
SERVICE PROVIDERS
State Street Bank and Trust
  Company (*)...............  Full portfolio         Daily basis                  (2)
                              holdings
Institutional Shareholder
  Services (ISS) (proxy
  voting
  agent) (*)................  Full portfolio         Twice a month                (2)
                              holdings
FT Interactive Data Pricing
  Service Provider (*)......  Full portfolio         As needed                    (2)
                              holdings
Van Kampen Investor
  Services Inc. (*).........  Full portfolio         As needed                    (2)
                              holdings
David Hall (*)..............  Full portfolio         On a semi-annual             (3)
                              holdings               and annual fiscal
                                                     basis
Windawi (*).................  Full portfolio         On a semi-annual             (3)
                              holdings               and annual fiscal
                                                     basis
FUND RATING AGENCIES
Lipper (*)..................  Full portfolio         Monthly and           Approximately 1
                              holdings               quarterly basis       day after
                                                                           previous month
                                                                           end and
                                                                           approximately 30
                                                                           days after
                                                                           quarter end,
                                                                           respectively
Morningstar (**)............  Full portfolio         Quarterly basis       Approximately 30
                              holdings                                     days after
                                                                           quarter end

NAME                          INFORMATION DISCLOSED     FREQUENCY(1)           LAG TIME
----                          ---------------------  -------------------   -----------------
Standard & Poor's (*).......  Full portfolio         Monthly               As of previous
                              holdings                                     month end
CONSULTANTS AND ANALYSTS
Arnerich Massena &
  Associates, Inc. (*)......  Top Ten and Full       Quarterly basis (6)   Approximately
                              portfolio holdings                           10-12 days after
                                                                           quarter end
Bloomberg (*)...............  Full portfolio         Quarterly basis       Approximately
                              holdings                                     10-12 days after
                                                                           quarter end
Callan Associates (*).......  Top Ten and Full       Monthly and           Approximately
                              portfolio holdings     quarterly basis,      10-12 days after
                                                     respectively (6)      month/quarter end
Cambridge Associates (*)....  Top Ten and Full       Quarterly basis (6)   Approximately
                              portfolio holdings                           10-12 days after
                                                                           quarter end
CTC Consulting, Inc.
  (**) .....................  Top Ten and Full       Quarterly basis       Approximately 15
                              portfolio holdings                           days after
                                                                           quarter end and
                                                                           approximately 30
                                                                           days after
                                                                           quarter end,
                                                                           respectively
Credit Suisse First Boston
  (*).......................  Top Ten and Full       Monthly and           Approximately 10-
                              portfolio holdings     quarterly basis,      12 days after
                                                     respectively (6)      month/quarter end
Evaluation Associates (*)...  Top Ten and Full       Monthly and           Approximately 10-
                              portfolio holdings     quarterly basis,      12 days after
                                                     respectively (6)      month/quarter end
Fund Evaluation Group
  (**)......................  Top Ten portfolio      Quarterly basis       At least 15 days
                              holdings (4)                                 after quarter end
Jeffrey Slocum & Associates
  (*).......................  Full portfolio         Quarterly basis (6)   Approximately
                              holdings (5)                                 10-12 days after
                                                                           quarter end
Hammond Associates (**).....  Full portfolio         Quarterly basis       At least 30 days
                              holdings (5)                                 after quarter end
Hartland & Co. (**).........  Full portfolio         Quarterly basis       At least 30 days
                              holdings (5)                                 after quarter end
Hewitt Associates (*).......  Top Ten and Full       Monthly and           Approximately
                              portfolio holdings     quarterly basis,      10-12 days after
                                                     respectively (6)      month/quarter end

NAME                          INFORMATION DISCLOSED     FREQUENCY(1)           LAG TIME
----                          ---------------------  -------------------   -----------------
Merrill Lynch (*)...........  Full portfolio         Monthly basis         Approximately 1
                              holdings                                     day after
                                                                           previous month
                                                                           end
Mobius (**).................  Top Ten portfolio      Monthly basis         At least 15 days
                              holdings (4)                                 after month end
Nelsons (**)................  Top Ten holdings (4)   Quarterly basis       At least 15 days
                                                                           after quarter end
Prime Buchholz & Associates,
  Inc. (**).................  Full portfolio         Quarterly basis       At least 30 days
                              holdings (5)                                 after quarter end
PSN (**)....................  Top Ten holdings (4)   Quarterly basis       At least 15 days
                                                                           after quarter end
PFM Asset Management LLC
  (*).......................  Top Ten and Full       Quarterly basis (6)   Approximately
                              portfolio holdings                           10-12 days after
                                                                           quarter end
Russell Investment Group/
  Russell/Mellon Analytical
  Services, Inc. (**).......  Top Ten and Full       Monthly and           At least 15 days
                              portfolio holdings     quarterly basis       after month end
                                                                           and at least 30
                                                                           days after
                                                                           quarter end,
                                                                           respectively
Stratford Advisory Group,
  Inc. (*)..................  Top Ten portfolio      Quarterly basis (6)   Approximately
                              holdings (7)                                 10-12 days after
                                                                           quarter end
Thompson Financial (**).....  Full portfolio         Quarterly basis       At least 30 days
                              holdings (5)                                 after quarter end
Watershed Investment
  Consultants, Inc. (*).....  Top Ten and Full       Quarterly basis (6)   Approximately
                              portfolio holdings                           10-12 days after
                                                                           quarter end
Yanni Partners (**).........  Top Ten portfolio      Quarterly basis       At least 15 days
                              holdings (4)                                 after quarter end
PORTFOLIO ANALYTICS PROVIDER
  Fact Sheet (*)............  Complete portfolio     Daily                 One day
                              holdings

------------------------------------

 (*) This entity has agreed to maintain Fund non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.

(**) The Fund does not currently have a non-disclosure agreement in place with this entity and therefore this entity can only receive publicly available information.

 (1) Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).

 (2) Information will typically be provided on a real time basis or as soon thereafter as possible.

 (3) As needed after the end of the semi-annual and/or annual period.

 (4) Full portfolio holdings will also be provided upon request from time to time on a quarterly basis, with at least a 30 day lag.

 (5) Top Ten portfolio holdings will also be provided upon request from time to time, with at least a 15 day lag.

 (6) This information will also be provided upon request from time to time.

 (7) Full portfolio holdings will also be provided upon request from time to time.

     The Fund may also provide Fund portfolio holdings information, as part of its normal business activities, to persons who owe a duty of trust or confidence to the Fund or the Adviser. These persons currently are (i) the Fund's independent registered public accounting firm (as of the Fund's fiscal year end and on an as needed basis), (ii) counsel to the Fund (on an as needed basis),
(iii) counsel to the independent trustees (on an as needed basis) and (iv) members of the Board of Trustees (on an as needed basis).

CUSTODY OF ASSETS

     Except for segregated assets held by a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, all securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, as custodian. The custodian also provides accounting services to the Fund.

SHAREHOLDER REPORTS

     Semiannual statements are furnished to shareholders, and annually such statements are audited by the Fund's independent registered public accounting firm.

PROXY VOTING POLICY AND PROXY VOTING RECORD


     The Board of Trustees believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. The Board has delegated the day-to-day responsibility to the Adviser to vote such proxies, pursuant to the Board approved Proxy Voting Policy, a copy of which is currently in effect as of the date of this Statement of Additional Information is attached hereto as Appendix A.



     The Proxy Voting Policy is subject to change over time and investors seeking the most current copy of the Proxy Voting Policy should go to our web site at www.vankampen.com. The Fund's most recent proxy voting record filed with the SEC is also available without charge on our web site at www.vankampen.com. The Fund's proxy voting record is also available without charge on the SEC's web site at www.sec.gov.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


     An independent registered public accounting firm for the Fund performs an annual audit of the Fund's financial statements. The Fund's Board of Trustees has engaged Ernst & Young LLP, located at 233 South Wacker Drive, Chicago, Illinois 60606, to be the Fund's independent registered public accounting firm.


LEGAL COUNSEL

     Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom LLP.

                              FINANCIAL STATEMENTS


     The audited financial statements of the Fund are incorporated herein by reference to the Annual Report to shareholders of the Fund dated March 31, 2007. The Annual Report may be obtained by following the instructions on the cover of this Statement of Additional Information. The Annual Report is included as part of the Trust's filing on Form N-CSR as filed with the SEC on May 29, 2007. The Annual Report may be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

               APPENDIX A -- MORGAN STANLEY INVESTMENT MANAGEMENT


                       PROXY VOTING POLICY AND PROCEDURES



I.POLICY STATEMENT



     Introduction -- Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Policy") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.



     The MSIM entities covered by this Policy currently include the following:
Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates" or as "we" below).



     Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds -- collectively referred to herein as the "MSIM Funds"), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy.



     Proxy Research Services -- Institutional Shareholder Services ("ISS") and Glass Lewis (together with other proxy research providers as we may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of the Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping.



     Voting Proxies for Certain Non-U.S. Companies -- Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients' non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.



II.GENERAL PROXY VOTING GUIDELINES



     To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein), including the guidelines set forth below. These guidelines address a broad range of issues, and provide general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.



     We endeavor to integrate governance and proxy voting policy with investment goals and to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers, but such a split vote must be approved by the Proxy Review Committee.



A. ROUTINE MATTERS. We generally support routine management proposals. The following are examples of routine management proposals:



          - Approval of financial statements and auditor reports.



          - General updating/corrective amendments to the charter.



          - Most proposals related to the conduct of the annual meeting, with the following exceptions. We may oppose proposals that relate to "the transaction of such other business which may come before the meeting," and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this Policy to be carried out (i.e. an uncontested corporate transaction), the adjournment request will be supported. Finally, we generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B. BOARD OF DIRECTORS



     1.Election of directors: In the absence of a proxy contest, we generally support the board's nominees for director except as follows:



             a.We withhold or vote against interested directors if the company's board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards, generally as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for a NYSE company with dispersed ownership, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Non-independent directors under NYSE standards include an employee or an individual with an immediate family member who is an executive (or in either case was in such position within the previous three years). A director's consulting arrangements with the company, or material business relationships between the director's employer and the company, also impair independence. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards.



             b.Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company's compensation, nominating or audit committees.



             c.We consider withholding support or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders. This includes consideration for withholding support or voting against individual board members or an entire slate if we believe the board is entrenched and dealing inadequately with performance problems, and/or with insufficient independence between the board and management.



             d.We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a "bright line" test. In the context of the U.S. market, these would include elimination of dead hand or slow hand poison pills, requiring audit, compensation or nominating committees to be composed of independent directors and requiring a majority independent board.



             e.We generally withhold support from or vote against a nominee who has failed to attend at least 75% of board meetings within a given year without a reasonable excuse.



             f.We consider withholding support from or voting against a nominee who serves on the board of directors of more than six companies (excluding investment companies). We also consider voting against a director who otherwise appears to have too many commitments to serve adequately on the board of the company.



     2.Board independence: We generally support proposals requiring that a certain percentage (up to 66 2/3%) of the company's board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.



     3.Board diversity: We consider on a case-by-case basis proposals urging diversity of board membership with respect to social, religious or ethnic group.



     4.Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.



     5.Proposals to elect all directors annually: We generally support proposals to elect all directors annually at public companies (to "declassify" the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis.



     6.Cumulative voting: We generally support proposals to eliminate cumulative voting (which provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board). Proposals to establish cumulative voting in the election of directors generally will not be supported.



     7.Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.



     8.Director retirement age: Proposals recommending set director retirement ages are voted on a case-by-case basis.



     9.Proposals to limit directors' liability and/or broaden indemnification of directors. Generally, we will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.



C. CORPORATE TRANSACTIONS AND PROXY FIGHTS. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis. However, proposals for mergers or other significant transactions that are friendly and approved by the Research Providers generally will be supported and in those instances will not need to be reviewed by the Proxy Review Committee, where there is no portfolio manager objection and where there is no material conflict of interest. We also analyze proxy contests on a case-by-case basis.

D. CHANGES IN LEGAL AND CAPITAL STRUCTURE. We generally vote in favor of management proposals for technical and administrative changes to a company's charter, articles of association or bylaws. We review non-routine proposals, including reincorporation to a different jurisdiction, on a case-by-case basis.



     1.We generally support the following:



          - Proposals that eliminate other classes of stock and/or eliminate unequal voting rights.



          - Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.



          - Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.



          - Proposals to authorize share repurchase plans.



          - Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.



          - Proposals to effect stock splits.



          - Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.



          - Proposals for higher dividend payouts.



     2.We generally oppose the following (notwithstanding management support):



          - Proposals that add classes of stock that would substantially dilute the voting interests of existing shareholders.



          - Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.



          - Proposals to create "blank check" preferred stock.



          - Proposals relating to changes in capitalization by 100% or more.



E. TAKEOVER DEFENSES AND SHAREHOLDER RIGHTS



     1.Shareholder rights plans: We support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills).



     2.Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.



     3.Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.



     4.Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal:
       (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.



F. AUDITORS. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). Proposals requiring auditors to attend the annual meeting of shareholders will be supported. We generally vote against proposals to indemnify auditors.



G. EXECUTIVE AND DIRECTOR REMUNERATION.



     1.We generally support the following proposals:



          - Proposals relating to director fees, provided the amounts are not excessive relative to other companies in the country or industry.



          - Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.



          - Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage ("run rate") of equity compensation in the recent past; or if there are objectionable plan design and provisions.



          - Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.



     2.Blanket proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported.

     3.Proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its current and past practices.



     4.Proposals to U.S. companies that request disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations generally will not be supported.



     5.We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in option exercises.



     6.Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company's reasons and justifications for a re-pricing, the company's competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.



H. SOCIAL, POLITICAL AND ENVIRONMENTAL ISSUES. We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine whether they will have a financial impact on shareholder value. However, we generally vote against proposals requesting reports that are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We generally oppose proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.



I. FUND OF FUNDS. Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.



III.ADMINISTRATION OF POLICY



     The MSIM Proxy Review Committee (the "Committee") has overall responsibility for creating and implementing the Policy, working with an MSIM staff group (the "Corporate Governance Team"). The Committee, which is appointed by MSIM's Chief Investment Officer of Global Equities ("CIO"), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.



     The Committee Chairperson is the head of the Corporate Governance Team, and is responsible for identifying issues that require Committee deliberation or ratification. The Corporate Governance Team, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The Corporate Governance Team has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance, and to refer other case-by-case decisions to the Proxy Review Committee.



     The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.



A.COMMITTEE PROCEDURES



     The Committee will meet at least monthly to (among other matters) address any outstanding issues relating to the Policy or its implementation. The Corporate Governance Team will timely communicate to ISS MSIM's Policy (and any amendments and/or any additional guidelines or procedures the Committee may adopt).



     The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy.



     Members of the Committee may take into account Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.



B.MATERIAL CONFLICTS OF INTEREST



     In addition to the procedures discussed above, if the Committee determines that an issue raises a material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee").



     The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Chief Compliance Officer or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM's relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the Chairperson. The Special Committee may request the assistance of MSIM's General Counsel or his/her designee who will have sole discretion to cast a vote. In addition to the research provided by

Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.



C.IDENTIFICATION OF MATERIAL CONFLICTS OF INTEREST



     A potential material conflict of interest could exist in the following situations, among others:



     1.The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer.



     2.The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.



     3.Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).



If the Chairperson of the Committee determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the Chairperson will address the issue as follows:



     1.If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.



     2.If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM's Client Proxy Standard.



     3.If the Research Providers' recommendations differ, the Chairperson will refer the matter to the Committee to vote on the proposal. If the Committee determines that an issue raises a material conflict of interest, the Committee will request a Special Committee to review and recommend a course of action, as described above. Notwithstanding the above, the Chairperson of the Committee may request a Special Committee to review a matter at any time as he/she deems necessary to resolve a conflict.



D.PROXY VOTING REPORTING



     The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM Fund, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those Funds at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

     The Corporate Governance Team will timely communicate to applicable portfolio managers and to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.



     MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.



     MSIM's Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund's holdings.



APPENDIX A



     The following procedures apply to accounts managed by Morgan Stanley AIP GP LP ("AIP").



     Generally, AIP will follow the guidelines set forth in Section II of MSIM's Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Liquid Markets investment team and the Private Markets investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.



     In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.



Waiver of Voting Rights


For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the "Fund") that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:



     1.Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a "Designated Person," and collectively, the "Designated Persons"), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person's death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and



     2.Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund's organizational documents; provided, however, that, if the Fund's organizational documents require the consent of the Fund's general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

                APPENDIX B -- DESCRIPTION OF SECURITIES RATINGS


     STANDARD & POOR'S -- A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P) follows:


     A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.



     Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.


     Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

     Issue credit ratings are based, in varying degrees, on the following considerations:

     - Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;


     - Nature of and provisions of the obligation;


     - Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.


     The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.



     AAA: An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA: An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.



     A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.



     BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


SPECULATIVE GRADE


     BB, B, CCC, CC, C: Obligations rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.



     BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



     B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.



     CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.



     CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment.



     C: A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.



     D: An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     PLUS (+) OR MINUS (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.



     N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.


SHORT-TERM ISSUE CREDIT RATINGS

     A S&P short-term rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.


     Ratings are graded into several categories, ranging from 'A-1' for the highest quality obligations to "D" for the lowest. These categories are as follows:


     A-1: A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


     B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1,' 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



     B-1: A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.



     B-2: A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.



     B-3: A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

     C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

LOCAL CURRENCY AND FOREIGN CURRENCY RISKS

     Country risk considerations are a standard part of S&P's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

     MOODY'S INVESTORS SERVICE INC. -- A brief description of the applicable Moody's Investors Service, Inc. (Moody's) rating symbols and their meanings (as published by Moody's) follows:

                          LONG-TERM OBLIGATION RATINGS

Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

MOODY'S LONG-TERM RATING DEFINITIONS:

     AAA: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

     AA: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

     A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

     BAA: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

     BA: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

     B: Obligations rated B are considered speculative and are subject to high credit risk.

     CAA: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

     CA: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

     C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

MEDIUM-TERM NOTE RATINGS


     Moody's assigns long-term ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below.



     - Notes containing features that link interest or principal to the credit performance of any third party or parties (i.e., credit-linked notes);


     - Notes allowing for negative coupons, or negative principal;

     - Notes containing any provision that could obligate the investor to make any additional payments;

     - Notes containing provisions that subordinate the claim.

     For notes with any of these characteristics, the rating of the individual note may differ from the indicated rating of the program.

     For credit-linked securities, Moody's policy is to "look through" to the credit risk of the underlying obligor. Moody's policy with respect to non-credit linked obligations is to rate the issuer's ability to meet the contract as stated, regardless of potential losses to investors as a result of non-credit developments. In other words, as long as the obligation has debt standing in the event of bankruptcy, we will assign the appropriate debt class level rating to the instrument.

     Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.


     Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM DEBT RATINGS

     There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels--MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

     MIG 1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

     MIG 2. This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

     MIG 3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

     SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

DEMAND OBLIGATION RATINGS

     In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

     When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

     VMIG rating expirations are a function of each issue's specific structural or credit features.

     VMIG 1. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

     VMIG 2. This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

     VMIG 3. This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

     SG. This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

SHORT-TERM RATINGS

     Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

     Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

     Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

     Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3


     Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.


NP

     Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

     NOTE: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

                      STATEMENT OF ADDITIONAL INFORMATION

                                   VAN KAMPEN
                            VALUE OPPORTUNITIES FUND

     Van Kampen Value Opportunities Fund's (the "Fund") investment objective is to seek capital growth and income. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of common stocks and other equity securities of value companies across the capitalization spectrum.

     The Fund is a diversified series of the Van Kampen Equity Trust, an open-end management investment company (the "Trust"). Prior to March 31, 2005, the Fund had been classified as a non-diversified series of the Trust.


     This Statement of Additional Information is not a prospectus. Shares of the Fund are subject to two different prospectuses. Class A Shares, Class B Shares and Class C Shares are subject to one prospectus dated July 31, 2007 and Class I Shares are subject to a separate prospectus dated July 31, 2007 (collectively referred to herein as the "Prospectuses" or individually as a "Prospectus"). This Statement of Additional Information should be read in conjunction with a Prospectus of the Fund. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read a Prospectus prior to purchasing shares of the Fund. A Class A Shares, Class B Shares and Class C Shares Prospectus, a Class I Shares Prospectus, the Statement of Additional Information and the Fund's Annual and Semiannual Reports may be obtained without charge from our web site at www.vankampen.com or any of these materials may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza - Suite 100, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 847-2424.


                               TABLE OF CONTENTS


                                                                Page
                                                                ----
General Information.........................................    B-2
Investment Objective, Investment Strategies and Risks.......    B-5
Strategic Transactions......................................    B-8
Investment Restrictions.....................................    B-15
Trustees and Officers.......................................    B-17
Investment Advisory Agreement...............................    B-31
Fund Management.............................................    B-33
Other Agreements............................................    B-36
Distribution and Service....................................    B-37
Transfer Agent..............................................    B-42
Portfolio Transactions and Brokerage Allocation.............    B-42
Shareholder Services........................................    B-44
Redemption of Shares........................................    B-47
Contingent Deferred Sales Charge-Class A....................    B-48
Waiver of Contingent Deferred Sales Charges.................    B-48
Taxation....................................................    B-50
Fund Performance............................................    B-56
Other Information...........................................    B-60
Financial Statements........................................    B-67
Appendix A -- Proxy Voting Policy and Procedures............    A-1



        THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED JULY 31, 2007.



                                                                    OPP SAI 7/07

                              GENERAL INFORMATION

     The Trust is an unincorporated statutory trust organized under the laws of the State of Delaware by an Agreement and Declaration of Trust (the "Declaration of Trust") dated May 10, 1995. The Trust was originally organized in 1987 under the name Van Kampen Merritt Equity Trust as a Massachusetts business trust (the "Massachusetts Trust"). The Massachusetts Trust was reorganized into the Trust under the name Van Kampen American Capital Equity Trust on July 31, 1995. The Trust was created for facilitating the Massachusetts Trust reorganization into a Delaware statutory trust. On July 14, 1998, the Trust adopted its current name.

     The Fund was originally organized as a series of the Trust on January 31, 2001.


     Van Kampen Asset Management (the "Adviser"), Van Kampen Funds Inc. (the "Distributor") and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley. The principal office of each of the Trust, the Fund, the Adviser, the Distributor and Van Kampen Investments is located at 522 Fifth Avenue, New York, New York 10036. The principal office of Investor Services is located at 2800 Post Oak Boulevard, Houston, Texas 77056.


     The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Fund, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.

     The Fund currently offers four classes of shares, designated as Class A Shares, Class B Shares, Class C Shares, and Class I Shares. Other classes may be established from time to time in accordance with the provisions of the Declaration of Trust. Each class of shares of the Fund generally is identical in all respects except that each class of shares is subject to its own sales charge schedule and its own distribution and service expenses. Each class of shares also has exclusive voting rights with respect to its distribution and service fees.

     Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution or service fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in a Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

     The Trust does not contemplate holding regular meetings of shareholders to elect trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").

     In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. The liquidation proceeds to holders of classes of shares with higher distribution fees and transfer agency costs are likely to be less than the liquidation proceeds to holders of classes of shares with lower distribution fees and transfer agency costs.

     The trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series outstanding and entitled to vote (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the trustees without approval from each affected shareholder or trustee, as the case may be.

     Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.


     As of July 2, 2007, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares Class C Shares or Class I Shares of the Fund, except as follows:



                                                                      APPROXIMATE
                                                                     PERCENTAGE OF
                                                     CLASS OF          OWNERSHIP
NAME AND ADDRESS OF HOLDER                            SHARES        ON JULY 2, 2007
--------------------------                           --------       ---------------
Morgan Stanley & Co. ..............................     B                  22%
  Financial Control Group                               C                  18%
  Attn: Karen Romero                                    I                  13%
  195 Broadway
  New York, NY 10007-3100

Edward Jones & Co. ................................     A                  34%
  Attn: Mutual Fund                                     B                  10%
  Shareholder Accounting
  201 Progress Parkway
  Maryland Heights, MO 63043-3009

Charles Schwab & Co Inc. ..........................     A                   6%
  Wrap Fee Clients
  Attn: Mutual Fund Dept.
  101 Montgomery Street
  San Francisco, CA 94104-4151

                                                                      APPROXIMATE
                                                                     PERCENTAGE OF
                                                     CLASS OF          OWNERSHIP
NAME AND ADDRESS OF HOLDER                            SHARES        ON JULY 2, 2007
--------------------------                           --------       ---------------

Pershing LLC.......................................     B                   7%
  1 Pershing Plaza                                      C                  21%
  Jersey City, NJ 07399-0002

AG Edwards & Sons Inc. ............................     C                   8%
  Mutual Funds Omnibus Acct
  1 N. Jefferson Ave.
  Saint Louis, MO 63103-2287

Aces Trust Fund....................................     A                   8%
  HEF Aggressive Portfolio-1
  300 North Union Street, Ste 660
  Montgomery, AL 36104-3719

Citigroup Global Markets Inc. .....................     C                   6%
  Attn: Cindy Tempesta
  333 W. 34th Street
  New York, NY 10001-2402

Morgan Stanley & Co. FBO...........................     I                  13%
  X-Entity 0111
  Equity-Swaps
  1585 Broadway
  New York, NY 10036-8200

RBC Dain Rauscher Cust.............................     I                  12%
  Skott Nielsen
  3015 Greysolon Rd
  Duluth, MN 55812-2314

RBC Dain Rauscher Inc FBO..........................     I                  12%
  Kate Budd
  William Howard Trustees
  Budd Family Trust
  520 Indian Mound
  Wayzata, MN 55391

RBC Dain Rauscher Custodian........................     I                   8%
  John Hjelmeland
  John Hjelmeland SARSEP IRA
  6124 Ryan Ave.
  Edina, MN 55424-1747

RBC Dain Rauscher Custodian........................     I                   7%
  Lynn Hjelmeland
  Lynn Hjelmeland SARSEP IRA
  6124 Ryan Ave.
  Edina, MN 55424-1747

                                                                      APPROXIMATE
                                                                     PERCENTAGE OF
                                                     CLASS OF          OWNERSHIP
NAME AND ADDRESS OF HOLDER                            SHARES        ON JULY 2, 2007
--------------------------                           --------       ---------------

RBC Dain Rauscher Inc. FBO.........................     I                   5%
Russell Nelson TTEE
  Nelson Tietz & Hoye PSP
  FBO Russell Nelson
  546 Mount Curve Blvd
  St. Paul, MN 55116

RBC Dain Rauscher Cust.............................     I                   5%
  Ann K. Hem
  4530 Tonkawood Rd
  Minnetonka, MN 55345-2843


                        INVESTMENT OBJECTIVE, INVESTMENT
                              STRATEGIES AND RISKS

     The following disclosure supplements the disclosure set forth under the caption "Investment Objective, Principal Investment Strategies and Risks" in a Prospectus and does not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in a Prospectus for a complete presentation of the matters disclosed below.


REPURCHASE AGREEMENTS


     The Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. The Fund may enter into repurchase agreements with broker-dealers, banks and other financial institutions deemed to be creditworthy by the Adviser under guidelines approved by the Fund's Board of Trustees. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, would exceed the Fund's limitation on illiquid securities described herein. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.

     For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an exemptive order from the SEC permitting this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

     Repurchase agreements are fully collateralized by the underlying securities and are considered to be loans under the 1940 Act. The Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. government, its agencies or instrumentalities) may have maturity dates exceeding one year.

ILLIQUID SECURITIES


     The Fund may invest up to 15% of its net assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with procedures approved by the Fund's Board of Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which typically range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief (such as "no action" letters issued by the staff of the SEC interpreting or providing guidance on the 1940 Act or regulations thereunder) from the provisions of the 1940 Act, as amended from time to time.

CONVERTIBLE SECURITIES

     The Fund's investments in convertible securities may include securities with enhanced convertible features or "equity-linked" features. These securities come in many forms and may include features, among others, such as the following: (i) may be issued by the issuer of the underlying equity security on its own securities or securities it holds of another company or be issued by a third party (typically a brokerage firm or other financial entity) on a security of another company, (ii) may convert into equity securities, such as common stock, or may be redeemed for cash or some combination of cash and the linked security at a value based upon the value of the underlying equity security,
(iii) may have various conversion features prior to maturity at the option of the holder or the issuer or both, (iv) may limit the appreciation value with caps or collars of the value of underlying equity security and (v) may have fixed, variable or no interest payments during the life of the security which reflect the actual or a structured return relative to the underlying dividends of the linked equity security. Generally these securities are designed to give investors enhanced yield opportunities to the equity securities of an issuer, but these securities may involve a limited appreciation potential, downside exposure, or a finite time in which to capture the yield advantage. For example, certain securities may provide a higher current dividend income than the dividend income on the underlying security while capping participation in the capital appreciation of such security. Other securities may involve arrangements with no interest or dividend payments made until maturity of the security or an enhanced principal amount received at maturity based on the yield and value of the underlying equity security during the security's term or at maturity. Besides enhanced yield opportunities, another advantage of using such securities is that they may be used for portfolio management or hedging purposes to reduce the risk of investing in a more volatile underlying equity security. There may be additional types of convertible securities with features not specifically referred to herein in which the Fund may invest consistent with its investment objective and policies.

     Investments in enhanced convertible or equity-linked securities may subject the Fund to additional risks not ordinarily associated with investments in traditional convertible securities. Particularly when such securities are issued by a third party on an underlying linked security of another company, the Fund is subject to risks if the underlying security underperforms or the issuer defaults on the payment of the dividend or the underlying security at maturity. In addition, the trading market for certain securities may be less liquid than for other convertible securities making it difficult for the Fund to dispose of a particular security in a timely manner, and reduced liquidity in the secondary market for any such securities may make it more difficult to obtain market quotations for valuing the Fund's portfolio.

     Up to 5% of the Fund's net assets may be invested in convertible securities that are below investment grade. Debt securities rated below investment grade are commonly known as junk bonds. Although the Fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Fund, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.

WARRANTS

     Warrants are in effect longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Of course, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

SECURITIES OF FOREIGN ISSUERS

     The Fund also may purchase foreign securities in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") or other securities representing underlying shares of foreign companies. These securities may not necessarily be denominated in the same currency as the underlying securities but generally are denominated in the currency of the market in which they are traded. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid by the ADR holders. In addition, less information generally is available for an unsponsored ADR than about a sponsored ADR and financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The Fund may invest in ADRs through both sponsored and unsponsored arrangements. EDRs are receipts issued in Europe by banks or depositaries which evidence similar ownership arrangements.

                             STRATEGIC TRANSACTIONS

     The Fund may, but is not required to, use various investment strategies as described below ("Strategic Transactions") to earn income, to facilitate portfolio management and to mitigate risks. Techniques and instruments may change over time as new instruments and strategies are developed or as regulatory changes occur. Although the Adviser seeks to use such transactions to further the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result. The Fund's activities involving Strategic Transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code" or "Code"), for qualification as a regulated investment company.

SELLING CALL AND PUT OPTIONS

     Purpose. The principal reason for selling options is to obtain, through receipt of premiums, a greater current return than would be realized on the underlying securities alone. Such current return could be expected to fluctuate because premiums earned from an option selling program and dividend or interest income yields on portfolio securities vary as economic and market conditions change. Selling options on portfolio securities is likely to result in a higher portfolio turnover rate.

     Selling Options. The purchaser of a call option pays a premium to the seller (i.e., the writer) for the right to buy the underlying security from the seller at a specified price during a certain period. The Fund would write call options only on a covered basis or for cross-hedging purposes. A call option is covered if, at all times during the option period, the Fund owns or has the right to acquire the securities of the type that it would be obligated to deliver if any outstanding option were exercised. An option is for cross-hedging purposes if it is not covered by the security subject to the option, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire. In such circumstances, the Fund collateralizes the option by segregating cash and/or liquid securities in an amount at least equal to the market value of the underlying security, marked to market daily, while the option is outstanding.

     The purchaser of a put option pays a premium to the seller (i.e., the writer) for the right to sell the underlying security to the writer at a specified price during a certain period. The Fund would sell put options only on a secured basis, which means that, at all times during the option period, the Fund would segregate cash and/or liquid securities in an amount at least equal to the exercise price of the option, or would hold a put on the same underlying security at an equal or greater exercise price.

     Closing Purchase Transactions and Offsetting Transactions. To terminate its position as a writer of a call or put option, the Fund could enter into a "closing purchase transaction," which is the purchase of a call (put) on the same underlying security and having the same exercise price and expiration date as the call (put) previously sold by the Fund. The Fund would realize a gain
(loss) if the premium plus commission paid in the closing purchase transaction is lesser (greater) than the premium it received on the sale of the option. The Fund would also realize a gain if an option it has written lapses unexercised.

     The Fund could sell options that are listed on an exchange as well as options which are privately negotiated in over-the-counter transactions. The Fund could close out its position as a seller of an option only if a liquid secondary market exists for options of that series, but there is no assurance that such a market will exist, particularly in the case of over-the-counter options, since they can be closed out only with the other party to the transaction. Alternatively, the Fund could purchase an offsetting option, which would not close out its position as a seller, but would provide an asset of equal value to its obligation under the option sold. If the Fund is not able to enter into a closing purchase transaction or to purchase an offsetting option with respect to an option it has sold, it will be required to maintain the securities subject to the call or the collateral securing the option until a closing purchase transaction can be entered into (or the option is exercised or expires) even though it might not be advantageous to do so.

     Risks of Writing Options. By selling a call option, the Fund loses the potential for gain on the underlying security above the exercise price while the option is outstanding; by selling a put option the Fund might become obligated to purchase the underlying security at an exercise price that exceeds the then current market price.

PURCHASING CALL AND PUT OPTIONS

     The Fund could purchase call options to protect against anticipated increases in the prices of securities it wishes to acquire. Alternatively, call options could be purchased for capital appreciation. Since the premium paid for a call option is typically a small fraction of the price of the underlying security, a given amount of funds will purchase call options covering a much larger quantity of such security than could be purchased directly. By purchasing call options, the Fund could benefit from any significant increase in the price of the underlying security to a greater extent than had it invested the same amount in the security directly. However, because of the very high volatility of option premiums, the Fund would bear a significant risk of losing the entire premium if the price of the underlying security did not rise sufficiently, or if it did not do so before the option expired.

     Put options may be purchased to protect against anticipated declines in the market value of either specific portfolio securities or of the Fund's assets generally. Alternatively, put options may be purchased for capital appreciation in anticipation of a price decline in the underlying security and a corresponding increase in the value of the put option. The purchase of put options for capital appreciation involves the same significant risk of loss as described above for call options.

     In any case, the purchase of options for capital appreciation would increase the Fund's volatility by increasing the impact of changes in the market price of the underlying securities on the Fund's net asset value.

OPTIONS ON STOCK INDICES

     Options on stock indices are similar to options on stock, but the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive an amount of cash which amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

     Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower index such as the Standard & Poor's 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. A stock index fluctuates with changes in the market values of the stocks included in the index. Options are currently traded on several exchanges.

     Gain or loss to the Fund on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities. As with stock options, the Fund may offset its position in stock index options prior to expiration by entering into a closing transaction or it may let the option expire unexercised.

FUTURES CONTRACTS

     The Fund may engage in transactions involving futures contracts and options on futures contracts in accordance with the rules and interpretations of the Commodity Futures Trading Commission under which the Fund would be exempt from registration as a "commodity pool."

     An index futures contract is an agreement pursuant to which a party agrees to take or make delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the index value at a specified time and the price at which the futures contract originally was struck. No physical delivery of the underlying securities in the index is made.

     Currently, securities index futures contracts can be purchased with respect to several indices on various exchanges. Differences in the securities included in the indices may result in differences in correlation of the futures contracts with movements in the value of the securities being hedged.

     The Fund also may invest in foreign securities index futures contracts traded outside the United States which involve additional risks including fluctuations in foreign exchange rates, foreign currency exchange controls, political and economic instability, differences in financial reporting and securities regulation and trading and foreign taxation issues.

     Initial and Variation Margin. In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale of a futures contract. Initially, the Fund is required to deposit an amount of cash and/or liquid securities equal to a percentage (which will normally range between 1% and 10%) of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act or with its custodian in an account in the broker's name. This amount is known as initial margin. The nature of initial margin in futures contract transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract and satisfaction of its contractual obligations. Subsequent payments to and from the initial margin account, called variation margin, are made on a daily basis as the price of the underlying securities or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to market.

     For example, when the Fund purchases a futures contract and the price of the underlying security or index rises, that position increases in value, and the Fund receives a variation margin payment equal to that increase in value. Conversely, where the Fund purchases a futures contract and the value of the underlying security or index declines, the position is less valuable, and the Fund is required to make a variation margin payment.

     At any time prior to expiration of the futures contract, the Fund may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

     Futures Contracts Strategies. When the Fund anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when the Fund is otherwise fully invested ("anticipatory hedge"). Such purchase of a futures contract would serve as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The Fund may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Fund's securities ("defensive hedge"). To the extent that the Fund's portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts would substantially reduce the risk to the Fund of a market decline and, by so doing, provides an alternative to the liquidation of securities positions in the Fund. Ordinarily transaction costs associated with futures contract transactions are lower than transaction costs that would be incurred in the purchase and sale of the underlying securities.

     Special Risks Associated with Futures Contract Transactions. There are several risks connected with the use of futures contracts. These include the risk of imperfect correlation between movements in the price of the futures contracts and of the underlying securities or index; the risk of market distortion; the risk of liquidity; and the risk of error in anticipating price movement.

     There may be an imperfect correlation (or no correlation) between movements in the price of the futures contracts and of the securities being hedged. The risk of imperfect correlation increases as the composition of the securities being hedged diverges from the securities upon which the futures contract is based. If the price of the futures contract moves less than the price of the securities being hedged, the hedge will not be fully effective. To compensate for the imperfect correlation, the Fund could buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is greater than the historical volatility of the securities underlying the futures contract. Conversely, the Fund could buy or sell futures contracts in a lesser dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is less than the historical volatility of the securities underlying the futures contracts. It is also possible that the value of futures contracts held by the Fund could decline at the same time as portfolio securities being hedged; if this occurred, the Fund would lose money on the futures contract in addition to suffering a decline in value in the portfolio securities being hedged.

     There is also the risk that the price of futures contracts may not correlate perfectly with movements in the securities or index underlying the futures contract due to certain market distortions. First, all participants in the futures contract market are subject to margin depository and maintenance requirements. Rather than meet additional margin depository requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the futures contract market and the securities or index underlying the futures contract. Second, from the point of view of speculators, the deposit requirements in the futures contract market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures contract markets may cause temporary price distortions. Due to the possibility of price distortion in the futures contract markets and because of the imperfect correlation between movements in futures contracts and movements in the securities underlying them, a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction.

     There is also the risk that futures contract markets may not be sufficiently liquid. Futures contracts may be closed out only on an exchange or board of trade that provides a market for such futures contracts. Although the Fund intends to purchase or sell futures contracts only on exchanges and boards of trade where there appears to be an active secondary market, there can be no assurance that an active secondary market will exist for any particular contract or at any particular time. In the event of such illiquidity, it might not be possible to close a futures contract position and, in the event of adverse price movement, the Fund would continue to be required to make daily payments of variation margin. Since the securities being hedged would not be sold until the related futures contract is sold, an increase, if any, in the price of the securities may to some extent offset losses on the related futures contract. In such event, the Fund would lose the benefit of the appreciation in value of the securities.

     Successful use of futures contracts is also subject to the Adviser's ability to correctly predict the direction of movements in the market. For example, if the Fund hedges against a decline in the market, and market prices instead advance, the Fund will lose part or all of the benefit of the increase in value of its securities holdings because it will have offsetting losses in futures contracts. In such cases, if the Fund has insufficient cash, it may have to sell portfolio securities at a time when it is disadvantageous to do so to meet the daily variation margin.

     Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most U.S. futures contract exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices would move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures contract positions and subjecting some futures contract traders to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

     The Fund will not enter into futures contracts or options transactions (except for closing transactions) other than for bona fide hedging purposes if, immediately thereafter, the sum of its initial margin and premiums on open futures contracts and options exceed 15% of the fair market value of the Fund's assets; however, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 15% limitation. To prevent leverage in connection with the purchase of futures contracts by the Fund, the Fund will segregate cash and/or liquid securities in an amount at least equal to the market value of the obligation under the futures contracts (less any related margin deposits).

OPTIONS ON FUTURES CONTRACTS

     The Fund could also purchase and write options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option period. As a writer of an option on a futures contract, the Fund would be subject to initial margin and maintenance requirements similar to those applicable to futures contracts. In addition, net option premiums received by the Fund are required to be included as initial margin deposits. When an option on a futures contract is exercised, delivery of the futures contracts position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The Fund could purchase put options on futures contracts in lieu of, and for the same purposes as, the sale of a futures contract; at the same time, it could write put options at a lower strike price (a "put bear spread") to offset part of the cost of the strategy to the Fund. The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contracts.

     Risks of Transactions in Options on Futures Contracts. In addition to the risks described above which apply to all options transactions, there are several special risks relating to options on futures contracts. The Adviser will not purchase options on futures contracts on any exchange unless in the Adviser's opinion, a liquid secondary exchange market for such options exists. Compared to the use of futures contracts, the purchase of options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances, such as when there is no movement in the price of the underlying security or index, when the use of an option on a futures contract would result in a loss to the Fund when the use of a future contract would not.

ADDITIONAL RISKS OF OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Option positions of all investment companies advised by the Adviser are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, futures contracts or options on futures contracts, the Fund could experience delays or losses in liquidating open positions purchased or incur a loss of all or part of its margin deposits. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Adviser.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

     Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash and/or liquid portfolio securities to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, the Fund must segregate cash and/or liquid securities in an amount at least equal to the current amount of the obligation. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate. In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and/or liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Strategic Transactions may be covered by other means when consistent with applicable regulatory policies.

                            INVESTMENT RESTRICTIONS

     The Fund has adopted the following fundamental investment restrictions which may not be changed without shareholder approval by the vote of a majority of its outstanding voting securities which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund's voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitations on illiquid securities and borrowings, the percentage limitations apply at the time of purchase and on an ongoing basis. These restrictions provide that the Fund shall not:

     1. Issue senior securities nor borrow money, except the Fund may issue senior securities or borrow money to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

     2. Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

     3. Invest in any security if, as a result, 25% or more of the value of the Fund's total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except (a) excluding securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or securities of state and municipal governments or their political subdivisions, (b) when the Fund has taken a temporary defensive position, or (c) as otherwise provided by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

     4. Purchase or sell real estate except that the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (f) as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

     5. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

     6. Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

     7. Invest in a manner inconsistent with its classification as a "diversified company" as provided by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.


     The latter part of certain of the Fund's fundamental investment restrictions (i.e., the references to "as may otherwise be permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or
(iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time") provide the Fund with flexibility to change its limitations in connection with changes in applicable law, rules, regulations or exemptive relief. The language used in these restrictions provides the necessary flexibility to allow the Fund's Board to respond efficiently to these kinds of developments without the delay and expense of a shareholder meeting.

NON-FUNDAMENTAL POLICIES


     The Fund has adopted the following operating policies which may be amended by its Board of Trustees. The Fund shall not:


     1. Borrow money except for temporary purposes and then in an amount not in excess of 5% of the value of the total assets of the Fund at the time the borrowing is made.

     2. Invest in other investment companies in reliance on Section 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the 1940 Act.

                             TRUSTEES AND OFFICERS


     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.


                              INDEPENDENT TRUSTEES


                                                                                             NUMBER OF
                                               TERM OF                                        FUNDS IN
                                              OFFICE AND                                        FUND
                                 POSITION(S)  LENGTH OF                                       COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)             OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS                BY TRUSTEE   HELD BY TRUSTEE

David C. Arch (62)               Trustee          +       Chairman and Chief Executive           72       Trustee/Director/
Blistex Inc.                                              Officer of Blistex Inc., a                      Managing General
1800 Swift Drive                                          consumer health care products                   Partner of funds in
Oak Brook, IL 60523                                       manufacturer.                                   the Fund Complex.
                                                                                                          Director of the
                                                                                                          Heartland Alliance, a
                                                                                                          nonprofit
                                                                                                          organization serving
                                                                                                          human needs based in
                                                                                                          Chicago. Board member
                                                                                                          of the Illinois
                                                                                                          Manufacturers'
                                                                                                          Association.

Jerry D. Choate (68)             Trustee          +       Prior to January 1999, Chairman        72       Trustee/Director/
33971 Selva Road                                          and Chief Executive Officer of                  Managing General
Suite 130                                                 the Allstate Corporation                        Partner of funds in
Dana Point, CA 92629                                      ("Allstate") and Allstate                       the Fund Complex.
                                                          Insurance Company. Prior to                     Director of H&R
                                                          January 1995, President and Chief               Block, Amgen Inc., a
                                                          Executive Officer of Allstate.                  biotechnological
                                                          Prior to August 1994, various                   company, and Valero
                                                          management positions at Allstate.               Energy Corporation,
                                                                                                          an independent
                                                                                                          refining company.

                                                                                             NUMBER OF
                                               TERM OF                                        FUNDS IN
                                              OFFICE AND                                        FUND
                                 POSITION(S)  LENGTH OF                                       COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)             OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS                BY TRUSTEE   HELD BY TRUSTEE

Rod Dammeyer (66)                Trustee          +       President of CAC, L.L.C., a            72       Trustee/Director/
CAC, L.L.C.                                               private company offering capital                Managing General
4350 LaJolla Village Drive                                investment and management                       Partner of funds in
Suite 980                                                 advisory services.                              the Fund Complex.
San Diego, CA 92122-6223                                                                                  Director of Quidel
                                                                                                          Corporation,
                                                                                                          Stericycle, Inc.,
                                                                                                          Ventana Medical
                                                                                                          Systems, Inc. and
                                                                                                          Trustee of The
                                                                                                          Scripps Research
                                                                                                          Institute. Prior to
                                                                                                          April 2007, Director
                                                                                                          of GATX Corporation.
                                                                                                          Prior to April 2004,
                                                                                                          Director of
                                                                                                          TheraSense, Inc.
                                                                                                          Prior to January
                                                                                                          2004, Director of
                                                                                                          TeleTech Holdings
                                                                                                          Inc. and Arris Group,
                                                                                                          Inc.

Linda Hutton Heagy++(59)         Trustee          +       Managing Partner of Heidrick &         72       Trustee/Director/
Heidrick & Struggles                                      Struggles, an international                     Managing General
233 South Wacker Drive                                    executive search firm. Prior to                 Partner of funds in
Suite 7000                                                1997, Partner of Ray & Berndtson,               the Fund Complex.
Chicago, IL 60606                                         Inc., an executive recruiting                   Trustee on the
                                                          firm. Prior to 1995, Executive                  University of Chicago
                                                          Vice President of ABN AMRO, N.A.,               Hospitals Board, Vice
                                                          a bank holding company. Prior to                Chair of the Board of
                                                          1990, Executive Vice President of               the YMCA of
                                                          The Exchange National Bank.                     Metropolitan Chicago
                                                                                                          and a member of the
                                                                                                          Women's Board of the
                                                                                                          University of
                                                                                                          Chicago.

R. Craig Kennedy (55)            Trustee          +       Director and President of the          72       Trustee/Director/
1744 R Street, NW                                         German Marshall Fund of the                     Managing General
Washington, DC 20009                                      United States, an independent                   Partner of funds in
                                                          U.S. foundation created to deepen               the Fund Complex.
                                                          understanding, promote
                                                          collaboration and stimulate
                                                          exchanges of practical experience
                                                          between Americans and Europeans.
                                                          Formerly, advisor to the Dennis
                                                          Trading Group Inc., a managed
                                                          futures and option company that
                                                          invests money for individuals and
                                                          institutions. Prior to 1992,
                                                          President and Chief Executive
                                                          Officer, Director and member of
                                                          the Investment Committee of the
                                                          Joyce Foundation, a private
                                                          foundation.

                                                                                             NUMBER OF
                                               TERM OF                                        FUNDS IN
                                              OFFICE AND                                        FUND
                                 POSITION(S)  LENGTH OF                                       COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)             OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS                BY TRUSTEE   HELD BY TRUSTEE

Howard J Kerr (71)               Trustee          +       Prior to 1998, President and           72       Trustee/Director/
14 Huron Trace                                            Chief Executive Officer of                      Managing General
Galena, IL 61036                                          Pocklington Corporation, Inc., an               Partner of funds in
                                                          investment holding company.                     the Fund Complex.
                                                                                                          Director of the Lake
                                                                                                          Forest Bank & Trust.
                                                                                                          Director of the
                                                                                                          Marrow Foundation.

Jack E. Nelson (71)              Trustee          +       President of Nelson Investment         72       Trustee/Director/
423 Country Club Drive                                    Planning Services, Inc., a                      Managing General
Winter Park, FL 32789                                     financial planning company and                  Partner of funds in
                                                          registered investment adviser in                the Fund Complex.
                                                          the State of Florida. President
                                                          of Nelson Ivest Brokerage
                                                          Services Inc., a member of the
                                                          NASD, Securities Investors
                                                          Protection Corp. and the
                                                          Municipal Securities Rulemaking
                                                          Board. President of Nelson Sales
                                                          and Services Corporation, a
                                                          marketing and services company to
                                                          support affiliated companies.

Hugo F. Sonnenschein (66)        Trustee          +       President Emeritus and Honorary        72       Trustee/Director/
1126 E. 59th Street                                       Trustee of the University of                    Managing General
Chicago, IL 60637                                         Chicago and the Adam Smith                      Partner of funds in
                                                          Distinguished Service Professor                 the Fund Complex.
                                                          in the Department of Economics at               Trustee of the
                                                          the University of Chicago. Prior                University of
                                                          to July 2000, President of the                  Rochester and a
                                                          University of Chicago.                          member of its
                                                                                                          investment committee.
                                                                                                          Member of the
                                                                                                          National Academy of
                                                                                                          Sciences, the
                                                                                                          American
                                                                                                          Philosophical Society
                                                                                                          and a fellow of the
                                                                                                          American Academy of
                                                                                                          Arts and Sciences.

                                                                                             NUMBER OF
                                               TERM OF                                        FUNDS IN
                                              OFFICE AND                                        FUND
                                 POSITION(S)  LENGTH OF                                       COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)             OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS                BY TRUSTEE   HELD BY TRUSTEE

Suzanne H. Woolsey, Ph.D. (65)   Trustee          +       Chief Communications Officer of        72       Trustee/Director/
815 Cumberstone Road                                      the National Academy of Sciences/               Managing General
Harwood, MD 20776                                         National Research Council, an                   Partner of funds in
                                                          independent, federally chartered                the Fund Complex.
                                                          policy institution, from 2001 to                Director of Fluor
                                                          November 2003 and Chief Operating               Corp., an
                                                          Officer from 1993 to 2001. Prior                engineering,
                                                          to 1993, Executive Director of                  procurement and
                                                          the Commission on Behavioral and                construction
                                                          Social Sciences and Education at                organization, since
                                                          the National Academy of Sciences/               January 2004.
                                                          National Research Council. From                 Director of
                                                          1980 through 1989, Partner of                   Intelligent Medical
                                                          Coopers & Lybrand.                              Devices, Inc., a
                                                                                                          symptom based
                                                                                                          diagnostic tool for
                                                                                                          physicians and
                                                                                                          clinical labs.
                                                                                                          Director of the
                                                                                                          Institute for Defense
                                                                                                          Analyses, a federally
                                                                                                          funded research and
                                                                                                          development center,
                                                                                                          Director of the
                                                                                                          German Marshall Fund
                                                                                                          of the United States,
                                                                                                          Director of the Rocky
                                                                                                          Mountain Institute
                                                                                                          and Trustee of
                                                                                                          California Institute
                                                                                                          of Technology and the
                                                                                                          Colorado College.

                              INTERESTED TRUSTEE*


                                                                                        NUMBER OF
                                          TERM OF                                        FUNDS IN
                                         OFFICE AND                                        FUND
                            POSITION(S)  LENGTH OF                                       COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)             OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE          FUND        SERVED    DURING PAST 5 YEARS                BY TRUSTEE   HELD BY TRUSTEE

Wayne W. Whalen* (67)       Trustee          +       Partner in the law firm of             72       Trustee/Director/
333 West Wacker Drive                                Skadden, Arps, Slate, Meagher &                 Managing General
Chicago, IL 60606                                    Flom LLP, legal counsel to funds                Partner of funds in
                                                     in the Fund Complex.                            the Fund Complex.
                                                                                                     Director of the
                                                                                                     Abraham Lincoln
                                                                                                     Presidential Library
                                                                                                     Foundation.


------------------------------------

+ See Table D below.


++ As indicated above, Ms. Heagy is an employee of Heidrick and Struggles, an international executive search firm ("Heidrick"). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been unrelated to Van Kampen's or Morgan Stanley's asset management businesses and have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley. Ms. Heagy does own common shares of Heidrick (representing less than 1% of Heidrick's outstanding common shares).


* Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

                                    OFFICERS


                                                     TERM OF
                                                    OFFICE AND
                                   POSITION(S)      LENGTH OF
NAME, AGE AND                       HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND           SERVED    DURING PAST 5 YEARS

Ronald E. Robison (68)          President and          +++      President of funds in the Fund Complex since September 2005
522 Fifth Avenue                Principal                       and Principal Executive Officer of funds in the Fund Complex
New York, NY 10036              Executive                       since May 2003. Managing Director of Van Kampen Advisors
                                Officer                         Inc. since June 2003. Director of Investor Services since
                                                                September 2002. Director of the Adviser, Van Kampen
                                                                Investments and Van Kampen Exchange Corp. since January
                                                                2005. Managing Director of Morgan Stanley and Morgan Stanley
                                                                & Co. Incorporated. Managing Director and Director of Morgan
                                                                Stanley Investment Management Inc. Chief Administrative
                                                                Officer, Managing Director and Director of Morgan Stanley
                                                                Investment Advisors Inc. and Morgan Stanley Services Company
                                                                Inc. Managing Director and Director of Morgan Stanley
                                                                Distributors Inc. and Morgan Stanley Distribution Inc. Chief
                                                                Executive Officer and Director of Morgan Stanley Trust.
                                                                Executive Vice President and Principal Executive Officer of
                                                                the Institutional and Retail Morgan Stanley Funds. Director
                                                                of Morgan Stanley SICAV. Previously, Chief Global Operations
                                                                Officer of Morgan Stanley Investment Management Inc. and
                                                                Executive Vice President of funds in the Fund Complex from
                                                                May 2003 to September 2005.

Dennis Shea (54)                Vice President         +++      Managing Director of Morgan Stanley Investment Advisors
522 Fifth Avenue                                                Inc., Morgan Stanley Investment Management Inc., the Adviser
New York, NY 10036                                              and Van Kampen Advisors Inc. Chief Investment
                                                                Officer -- Global Equity of the same entities since February
                                                                2006. Vice President of Morgan Stanley Institutional and
                                                                Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006. Previously, Managing
                                                                Director and Director of Global Equity Research at Morgan
                                                                Stanley from April 2000 to February 2006.

J. David Germany (52)           Vice President         +++      Managing Director of Morgan Stanley Investment Advisors
20 Bank Street,                                                 Inc., Morgan Stanley Investment Management Inc., the Adviser
Canary Wharf                                                    and Van Kampen Advisors Inc. Chief Investment
London, GRB E14 4AD                                             Officer -- Global Fixed Income of the same entities since
                                                                December 2005. Managing Director and Director of Morgan
                                                                Stanley Investment Management Ltd. Director of Morgan
                                                                Stanley Investment Management (ACD) Limited since December
                                                                2003. Vice President of Morgan Stanley Institutional and
                                                                Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006.

Amy R. Doberman (45)            Vice President         +++      Managing Director and General Counsel-U.S. Investment
522 Fifth Avenue                                                Management; Managing Director of Morgan Stanley Investment
New York, NY 10036                                              Management Inc., Morgan Stanley Investment Advisors Inc. and
                                                                the Adviser. Vice President of the Morgan Stanley
                                                                Institutional and Retail Funds since July 2004 and Vice
                                                                President of funds in the Fund Complex since August 2004.
                                                                Previously, Managing Director and General Counsel of
                                                                Americas, UBS Global Asset Management from July 2000 to July
                                                                2004 and General Counsel of Aeltus Investment Management,
                                                                Inc from January 1997 to July 2000.

Stefanie V. Chang (40)          Vice President         +++      Executive Director of Morgan Stanley Investment Management
522 Fifth Avenue                and Secretary                   Inc. Vice President and Secretary of funds in the Fund
New York, NY 10036                                              Complex.

                                                     TERM OF
                                                    OFFICE AND
                                   POSITION(S)      LENGTH OF
NAME, AGE AND                       HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND           SERVED    DURING PAST 5 YEARS

John L. Sullivan (51)           Chief Compliance       +++      Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza - Suite 100    Officer                         August 2004. Prior to August 2004, Director and Managing
Oakbrook Terrace, IL 60181                                      Director of Van Kampen Investments, the Adviser, Van Kampen
                                                                Advisors Inc. and certain other subsidiaries of Van Kampen
                                                                Investments. Vice President, Chief Financial Officer and
                                                                Treasurer of funds in the Fund Complex and head of Fund
                                                                Accounting for Morgan Stanley Investment Management Inc.
                                                                Prior to December 2002, Executive Director of Van Kampen
                                                                Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (45)          Chief Financial        +++      Executive Director of Morgan Stanley Investment Management
1 Parkview Plaza - Suite 100    Officer and                     Inc. since June 2007. Chief Financial Officer and Treasurer
Oakbrook Terrace, IL 60181      Treasurer                       of funds in the Fund Complex since June 2007. Prior to June
                                                                2007, Senior Vice President of Northern Trust Company,
                                                                Treasurer and Principal Financial Officer of Northern Trust
                                                                U.S. mutual fund complex.


------------------------------------


+++ See Table E below.


COMPENSATION

     Each trustee/director/managing general partner (hereinafter referred to in this section as "trustee") who is not an affiliated person (as defined in the 1940 Act) of Van Kampen Investments, the Adviser or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to funds in the Fund Complex. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a deferred compensation plan to its Non-Affiliated Trustees that allows such trustees to defer receipt of their compensation until retirement and earn a return on such deferred amounts. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund. Deferring compensation has the same economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met. Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from the Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit per year for each of the 10 years following such retirement from the Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from the Fund.

     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE


                                                                Fund Complex
                                                ---------------------------------------------
                                                                 Aggregate
                                                 Aggregate       Estimated
                                                Pension or        Maximum           Total
                                                Retirement        Annual        Compensation
                                 Aggregate       Benefits      Benefits from       before
                                Compensation    Accrued as       the Fund       Deferral from
                                  from the        Part of      Complex Upon         Fund
             Name                 Trust(1)      Expenses(2)    Retirement(3)     Complex(4)
             ----               ------------    -----------    -------------    -------------
INDEPENDENT TRUSTEES
David C. Arch                     $17,577        $ 35,373        $105,000         $259,418
Jerry D. Choate                    17,602          80,600         105,000          254,394
Rod Dammeyer                       17,577          64,051         105,000          259,418
Linda Hutton Heagy                 17,602          25,769         105,000          254,394
R. Craig Kennedy                   17,602          18,372         105,000          254,394
Howard J Kerr                      17,577         140,735         143,750          259,418
Jack E. Nelson                     15,770          92,953         105,000          238,523
Hugo F. Sonnenschein               17,577          64,671         105,000          259,418
Suzanne H. Woolsey                 17,602          57,060         105,000          254,394
INTERESTED TRUSTEE
Wayne W. Whalen                    17,577          67,997         105,000          259,418


------------------------------------


(1) The amounts shown in this column represent the aggregate compensation before deferral from all operating series of the Trust during the fiscal year ended March 31, 2007. The details of aggregate compensation before deferral for each operating series of the Trust during the fiscal year ended March 31, 2007 are shown in Table A below. The details of compensation deferred for each operating series of the Trust during the fiscal year ended March 31, 2007 are shown in Table B below. The details of cumulative deferred compensation (including interest) for each operating series of the Trust as of March 31, 2007 are shown in Table C below. The deferred compensation plan is described above the Compensation Table.



(2) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating funds in the Fund Complex for each of the trustees for the funds' respective fiscal years ended in 2006. The retirement plan is described above the Compensation Table.



(3) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex as of the date of this Statement of Additional Information for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The retirement plan is described above the Compensation Table. Each trustee has served as a member of the Board of Trustees since the year set forth in Table D below.



(4) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2006 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund

    Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

                                    TABLE A


           2007 AGGREGATE COMPENSATION FROM THE TRUST AND EACH SERIES



                                                                        INDEPENDENT TRUSTEES
                                      FISCAL    --------------------------------------------------------------------
             FUND NAME               YEAR-END    ARCH     CHOATE    DAMMEYER    HEAGY    KENNEDY    KERR     NELSON
             ---------               --------    ----     ------    --------    -----    -------    ----     ------
Aggressive Growth Fund..............   3/31     $ 3,084   $ 3,087   $ 3,084    $ 3,087   $3,087    $ 3,084   $ 2,858
Asset Allocation Conservative
 Fund...............................   3/31         469       469       469        469      469        469       469
Asset Allocation Growth Fund........   3/31         471       471       471        471      471        471       471
Asset Allocation Moderate Fund......   3/31         471       471       471        471      471        471       471
Core Equity Fund*...................   3/31           0         0         0          0        0          0         0
Disciplined Small Cap Value Fund....   3/31           0         0         0          0        0          0         0
Leaders Fund........................   3/31       1,570     1,572     1,570      1,572    1,572      1,570     1,343
Mid Cap Growth Fund.................   3/31       2,938     2,942     2,938      2,942    2,942      2,938     2,713
Select Growth Fund..................   3/31       1,528     1,531     1,528      1,531    1,531      1,528     1,302
Small Cap Growth Fund...............   3/31       1,814     1,817     1,814      1,817    1,817      1,814     1,588
Small Cap Value Fund................   3/31       1,867     1,870     1,867      1,870    1,870      1,867     1,641
Small Company Growth Fund*..........   3/31           0         0         0          0        0          0         0
Utility Fund........................   3/31       1,577     1,581     1,577      1,581    1,581      1,577     1,352
Value Opportunities Fund............   3/31       1,788     1,791     1,788      1,791    1,791      1,788     1,562
                                                -------   -------   -------    -------   -------   -------   -------
 Equity Trust Total.................            $17,577   $17,602   $17,577    $17,602   $17,602   $17,577   $15,770

                                                               INTERESTED
                                       INDEPENDENT TRUSTEES     TRUSTEE
                                      ----------------------   ----------
             FUND NAME                SONNENSCHEIN   WOOLSEY     WHALEN
             ---------                ------------   -------     ------
Aggressive Growth Fund..............    $ 3,084      $3,087     $ 3,084
Asset Allocation Conservative
 Fund...............................        469         469         469
Asset Allocation Growth Fund........        471         471         471
Asset Allocation Moderate Fund......        471         471         471
Core Equity Fund*...................          0           0           0
Disciplined Small Cap Value Fund....          0           0           0
Leaders Fund........................      1,570       1,572       1,570
Mid Cap Growth Fund.................      2,938       2,942       2,938
Select Growth Fund..................      1,528       1,531       1,528
Small Cap Growth Fund...............      1,814       1,817       1,814
Small Cap Value Fund................      1,867       1,870       1,867
Small Company Growth Fund*..........          0           0           0
Utility Fund........................      1,577       1,581       1,577
Value Opportunities Fund............      1,788       1,791       1,788
                                        -------      -------    -------
 Equity Trust Total.................    $17,577      $17,602    $17,577


------------------------------------


* Had not commenced investment operations as of March 31, 2007.


                                    TABLE B


                   2007 AGGREGATE COMPENSATION DEFERRED FROM

                           THE TRUST AND EACH SERIES


                                                                                                               INTERESTED
                                                                  INDEPENDENT TRUSTEES                          TRUSTEE
                                   FISCAL    ---------------------------------------------------------------   ----------
           FUND NAME              YEAR-END   CHOATE    DAMMEYER    HEAGY    KENNEDY   NELSON    SONNENSCHEIN     WHALEN
           ---------              --------   ------    --------    -----    -------   ------    ------------     ------
Aggressive Growth Fund..........    3/31     $ 3,087   $ 3,084    $ 3,087   $1,544    $ 2,858     $ 3,084       $ 3,084
Asset Allocation Conservative
  Fund..........................    3/31         469       469        469      235        469         469           469
Asset Allocation Moderate
  Fund..........................    3/31         471       471        471      236        471         471           471
Asset Allocation Growth Fund....    3/31         471       471        471      236        471         471           471
Core Equity Fund*...............    3/31           0         0          0        0          0           0             0
Disciplined Small Cap Value
  Fund..........................    3/31           0         0          0        0          0           0             0
Leaders Fund....................    3/31       1,572     1,570      1,572      786      1,343       1,570         1,570
Mid Cap Growth Fund.............    3/31       2,942     2,938      2,942    1,471      2,713       2,938         2,938
Select Growth Fund..............    3/31       1,531     1,528      1,531      766      1,302       1,528         1,528
Small Cap Growth Fund...........    3/31       1,817     1,814      1,817      909      1,588       1,814         1,814
Small Cap Value Fund............    3/31       1,870     1,867      1,870      935      1,641       1,867         1,867
Small Company Growth Fund*......    3/31           0         0          0        0          0           0             0
Utility Fund....................    3/31       1,581     1,577      1,581      791      1,352       1,577         1,577
Value Opportunities Fund........    3/31       1,791     1,788      1,791      896      1,562       1,788         1,788
                                             -------   --------   -------   -------   -------   ------------
  Equity Trust Total............             $17,602   $17,577    $17,602   $8,805    $15,770     $17,577       $17,577


------------------------------------


* Had not commenced investment operations as of March 31, 2007.

                                    TABLE C

                        CUMULATIVE COMPENSATION DEFERRED
                 (PLUS INTEREST) FROM THE TRUST AND EACH SERIES


                                                               CURRENT INDEPENDENT TRUSTEES
                                  FISCAL    -------------------------------------------------------------------
           FUND NAME             YEAR-END    CHOATE    DAMMEYER    HEAGY     KENNEDY     NELSON    SONNENSCHEIN
           ---------             --------    ------    --------    -----     -------     ------    ------------
Aggressive Growth Fund..........   3/31     $ 24,128   $ 9,767    $ 28,830   $12,403    $ 38,744     $11,302
Asset Allocation Conservative
 Fund...........................   3/31          477       474         480       242         475         482
Asset Allocation Moderate
 Fund...........................   3/31          479       476         482       243         477         484
Asset Allocation Growth Fund....   3/31          479       476         482       243         477         484
Core Equity Fund*...............   3/31            0         0           0         0           0           0
Disciplined Small Cap Value
 Fund...........................   3/31            0         0           0         0           0           0
Leaders Fund....................   3/31        1,684     1,669       1,722       866       1,428       1,728
Mid Cap Growth Fund.............   3/31       21,907     8,822      24,729    11,616      34,144      10,479
Select Growth Fund..............   3/31       12,766     5,641      12,711     3,723      12,654       6,667
Small Cap Growth Fund...........   3/31       10,201     5,602      10,323     2,611      10,216       6,565
Small Cap Value Fund............   3/31       12,903     6,154      12,505     3,677      12,678       7,214
Small Company Growth Fund*......   3/31            0         0           0         0           0           0
Utility Fund....................   3/31       12,626     5,473      18,504    22,891      48,242       6,452
Value Opportunities Fund........   3/31        9,313     5,588       9,501     2,014       9,370       6,549
                                            --------   -------    --------   -------    --------     -------
 Equity Trust Total.............            $106,963   $50,142    $120,269   $60,529    $168,905     $58,406

                                                                  CURRENT
                                                                 INTERESTED
                                  FORMER INDEPENDENT TRUSTEES     TRUSTEE
                                  ----------------------------   ----------
           FUND NAME              BRANAGAN    REES     SISTO       WHALEN
           ---------              --------    ----     -----     ----------
Aggressive Growth Fund..........  $11,949    $    0   $ 3,945     $ 33,902
Asset Allocation Conservative
 Fund...........................        0         0         0          477
Asset Allocation Moderate
 Fund...........................        0         0         0          479
Asset Allocation Growth Fund....        0         0         0          479
Core Equity Fund*...............        0         0         0            0
Disciplined Small Cap Value
 Fund...........................        0         0         0            0
Leaders Fund....................        0         0         0        1,689
Mid Cap Growth Fund.............    9,648       226     3,173       29,798
Select Growth Fund..............    2,628         0       222       13,084
Small Cap Growth Fund...........    1,474         0         0       10,630
Small Cap Value Fund............    2,582         0       530       13,012
Small Company Growth Fund*......        0         0         0            0
Utility Fund....................    7,996     1,979     4,199       30,239
Value Opportunities Fund........    1,057         0         0        9,787
                                  -------    ------   -------     --------
 Equity Trust Total.............  $37,334    $2,205   $12,069     $143,576


------------------------------------


* Had not commenced investment operations as of March 31, 2007.


                                    TABLE D

          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST


                                                                                                                       INTERESTED
                                                                INDEPENDENT TRUSTEES                                    TRUSTEES
                                 -----------------------------------------------------------------------------------   ----------
           FUND NAME             ARCH   CHOATE   DAMMEYER   HEAGY   KENNEDY   KERR   NELSON   SONNENSCHEIN   WOOLSEY     WHALEN
           ---------             ----   ------   --------   -----   -------   ----   ------   ------------   -------     ------
Aggressive Growth Fund.........  2003    1999      2003     1996     1996     2003    1996        2003        1999        1996
Asset Allocation Conservative
 Fund..........................  2006    2006      2006     2006     2006     2006    2006        2006        2006        2006
Asset Allocation Moderate
 Fund..........................  2006    2006      2006     2006     2006     2006    2006        2006        2006        2006
Asset Allocation Growth Fund...  2006    2006      2006     2006     2006     2006    2006        2006        2006        2006
Core Equity Fund*..............  2007    2007      2007     2007     2007     2007    2007        2007        2007        2007
Disciplined Small Cap Value
 Fund..........................  2006    2006      2006     2006     2006     2006    2006        2006        2006        2006
Leaders Fund...................  2005    2005      2005     2005     2005     2005    2005        2005        2005        2005
Mid Cap Growth Fund............  2003    1999      2003     1995     1995     2003    1995        2003        1999        1995
Select Growth Fund.............  2003    2000      2003     2000     2000     2003    2000        2003        2000        2000
Small Cap Growth Fund..........  2003    2000      2003     2000     2000     2003    2000        2003        2000        2000
Small Cap Value Fund...........  2003    1999      2003     1999     1999     2003    1999        2003        1999        1999
Small Company Growth Fund*.....  2003    2000      2003     2000     2000     2003    2000        2003        2000        2000
Utility Fund...................  2003    1999      2003     1995     1993     2003    1993        2003        1999        1993
Value Opportunities Fund.......  2003    2001      2003     2001     2001     2003    2001        2003        2001        2001


------------------------------------


* Had not commenced investment operations as of March 31, 2007.

                                    TABLE E

          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST


                                                                           OFFICERS
                                               ----------------------------------------------------------------
FUND NAME                                      CHANG   DOBERMAN   GERMANY   ROBISON   SCHULDT   SHEA   SULLIVAN
---------                                      -----   --------   -------   -------   -------   ----   --------
Aggressive Growth Fund.......................  2003      2004      2006      2003      2007     2006     1996
Asset Allocation Conservative Fund...........  2006      2006      2006      2006      2007     2006     2006
Asset Allocation Growth Fund.................  2006      2006      2006      2006      2007     2006     2006
Asset Allocation Moderate Fund...............  2006      2006      2006      2006      2007     2006     2006
Core Equity Fund*............................  2007      2007      2007      2007      2007     2007     2007
Disciplined Small Cap Value Fund.............  2006      2006      2006      2006      2007     2006     2006
Leaders Fund.................................  2005      2005      2006      2005      2007     2006     2005
Mid Cap Growth Fund..........................  2003      2004      2006      2003      2007     2006     1996
Select Growth Fund...........................  2003      2004      2006      2003      2007     2006     2000
Small Cap Growth Fund........................  2003      2004      2006      2003      2007     2006     2000
Small Cap Value Fund.........................  2003      2004      2006      2003      2007     2006     1999
Small Company Growth Fund*...................  2003      2004      2006      2003      2007     2006     2000
Utility Fund.................................  2003      2004      2006      2003      2007     2006     1996
Value Opportunities Fund.....................  2003      2004      2006      2003      2007     2006     2001


------------------------------------


* Had not commenced investment operations as of March 31, 2007.


BOARD COMMITTEES

     The Board of Trustees has three standing committees (an audit committee, a brokerage and services committee and a governance committee). Each committee is comprised solely of "Independent Trustees", which is defined for purposes herein as trustees who: (1) are not "interested persons" of the Fund as defined by the 1940 Act and (2) are "independent" of the Fund as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards.


     The Board's audit committee consists of Jerry D. Choate, Rod Dammeyer and
R. Craig Kennedy. In addition to being Independent Trustees as defined above, each of these trustees also meets the additional independence requirements for audit committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The audit committee makes recommendations to the Board of Trustees concerning the selection of the Fund's independent registered public accounting firm, reviews with such independent registered public accounting firm the scope and results of the Fund's annual audit and considers any comments which the independent registered public accounting firm may have regarding the Fund's financial statements, accounting records or internal controls. The Board of Trustees has adopted a formal written charter for the audit committee which sets forth the audit committee's responsibilities. The audit committee has reviewed and discussed the financial statements of the Fund with management as well as with the independent registered public accounting firm of the Fund, and discussed with the independent registered public accounting firm the matters required to be discussed under the Statement of Auditing Standards No. 61. The audit committee has received the written disclosures and the letter from the independent registered public accounting firm required under Independence Standards Board Standard No. 1 and has discussed with the independent registered public accounting firm its independence. Based on this review, the audit committee recommended to the Board of Trustees of the Fund that the Fund's audited financial statements be included in the

Fund's annual report to shareholders for the most recent fiscal year for filing with the SEC.

     The Board's brokerage and services committee consists of Linda Hutton Heagy, Hugo F. Sonnenschein and Suzanne H. Woolsey. The brokerage and services committee reviews the Fund's allocation of brokerage transactions and soft-dollar practices and reviews the transfer agency and shareholder servicing arrangements with Investor Services.

     The Board's governance committee consists of David C. Arch, Howard J Kerr and Jack E. Nelson. In addition to being Independent Trustees as defined above, each of these trustees also meets the additional independence requirements for nominating committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The governance committee identifies individuals qualified to serve as Independent Trustees on the Board and on committees of the Board, advises the Board with respect to Board composition, procedures and committees, develops and recommends to the Board a set of corporate governance principles applicable to the Fund, monitors corporate governance matters and makes recommendations to the Board, and acts as the administrative committee with respect to Board policies and procedures, committee policies and procedures and codes of ethics. The Independent Trustees of the Fund select and nominate any other nominee Independent Trustees for the Fund. While the Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board of Trustees as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below.


     During the Fund's last fiscal year, the Board of Trustees held 8 meetings. During the Fund's last fiscal year, the audit committee of the Board held 7 meetings, the brokerage and services committee of the Board held 4 meetings and the governance committee of the Board held 2 meetings.


SHAREHOLDER COMMUNICATIONS

     Shareholders may send communications to the Board of Trustees. Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for such trustee above. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

SHARE OWNERSHIP


     Excluding deferred compensation balances as described in the Compensation Table, as of December 31, 2006, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of the Trust beneficially owned equity securities of each series of the Trust and all of the funds in the Fund Complex overseen by the trustee in the dollar range amounts specified below.


                2006 TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES


INDEPENDENT TRUSTEES

                                                          TRUSTEES
DOLLAR RANGE OF EQUITY SECURITIES IN   -----------------------------------------------
EACH SERIES OF THE TRUST                 ARCH    CHOATE  DAMMEYER   HEAGY    KENNEDY
------------------------------------     ----    ------  --------   -----    -------
Aggressive Growth Fund...............    none     none     none     none   $1-$10,000
Asset Allocation Conservative Fund...    none     none     none     none      none
Asset Allocation Moderate Fund.......    none     none     none     none      none
Asset Allocation Growth Fund.........    none     none     none     none      none
Core Equity Fund*....................    none     none     none     none      none
Disciplined Small Cap Value Fund*....    none     none     none     none      none
Leaders Fund.........................    none     none     none     none   $1-$10,000
Mid Cap Growth Fund..................    none     none     none     none   $1-$10,000
Select Growth Fund...................    none     none     none     none   $1-$10,000
Small Cap Growth Fund................    none     none     none     none    $50,001-
                                                                            $100,000
Small Cap Value Fund.................    none     none     none     none    $10,001-
                                                                             $50,000
Small Company Growth Fund*...........    none     none     none     none      none
Utility Fund.........................    none     none     none     none      none
Value Opportunities Fund.............    none     none     none     none      over
                                                                            $100,000

AGGREGATE DOLLAR RANGE OF EQUITY
 SECURITIES IN ALL REGISTERED
 INVESTMENT COMPANIES OVERSEEN BY
 TRUSTEE IN THE FUND COMPLEX.........    over    $10,001-   over    $50,001-    over
                                       $100,000  $50,000 $100,000   $100,000  $100,000

                                                      TRUSTEES
DOLLAR RANGE OF EQUITY SECURITIES IN   --------------------------------------
EACH SERIES OF THE TRUST                KERR    NELSON  SONNENSCHEIN  WOOLSEY
------------------------------------    ----    ------  ------------  -------
Aggressive Growth Fund...............   none     none       none       none
Asset Allocation Conservative Fund...   none     none       none       none
Asset Allocation Moderate Fund.......   none     none       none       none
Asset Allocation Growth Fund.........   none     none       none       none
Core Equity Fund*....................   none     none       none       none
Disciplined Small Cap Value Fund*....   none     none       none       none
Leaders Fund.........................   none     none       none       none
Mid Cap Growth Fund..................   none     none       none       none
Select Growth Fund...................   none     none       none       none
Small Cap Growth Fund................   none     none       none       none
Small Cap Value Fund.................   none     none       none       none
Small Company Growth Fund*...........   none     none       none       none
Utility Fund.........................   none     none       none       none
Value Opportunities Fund.............   none     none       none       none

AGGREGATE DOLLAR RANGE OF EQUITY
 SECURITIES IN ALL REGISTERED
 INVESTMENT COMPANIES OVERSEEN BY
 TRUSTEE IN THE FUND COMPLEX.........    $1-     $1-      $50,001-     over
                                       $10,000  $10,000   $100,000    $100,000


INTERESTED TRUSTEE


                                                                   TRUSTEE
                                                               ---------------
DOLLAR RANGE OF EQUITY SECURITIES IN EACH SERIES OF THE TRUST      WHALEN
-------------------------------------------------------------      ------
Aggressive Growth Fund......................................   $10,001-$50,000
Asset Allocation Conservative Fund..........................     $1-$10,000
Asset Allocation Moderate Fund..............................     $1-$10,000
Asset Allocation Growth Fund................................     $1-$10,000
Core Equity Fund*...........................................        none
Disciplined Small Cap Value Fund*...........................     $1-$10,000
Leaders Fund................................................   $10,001-$50,000
Mid Cap Growth Fund.........................................        none
Select Growth Fund..........................................        none
Small Cap Growth Fund.......................................     $1-$10,000
Small Cap Value Fund........................................   $10,001-$50,000
Small Company Growth Fund*..................................        none
Utility Fund................................................     $1-$10,000
Value Opportunities Fund....................................     $1-$10,000
AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED
  INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN THE FUND
  COMPLEX...................................................    over $100,000


------------------------------------


* Had not commenced investment operations as of December 31, 2006.

     Including deferred compensation balances (which are amounts deferred and thus retained by the Fund as described in the Compensation Table), as of December 31, 2006, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of the Trust had in the aggregate, combining beneficially owned equity securities and deferred compensation of each series of the Trust and of all of the funds in the Fund Complex overseen by the trustee, the dollar range amounts specified below.



          2006 TRUSTEE BENEFICIAL OWNERSHIP AND DEFERRED COMPENSATION


INDEPENDENT TRUSTEES

DOLLAR RANGE OF EQUITY SECURITIES AND                                           TRUSTEES
DEFERRED COMPENSATION IN EACH SERIES   ------------------------------------------------------------------------------------------
OF THE TRUST                              ARCH        CHOATE      DAMMEYER      HEAGY        KENNEDY        KERR         NELSON
-------------------------------------     ----        ------      --------      -----        -------        ----         ------
Aggressive Growth Fund..............    $50,001-       none        none          none      $1-$10,000       none          over
                                        $100,000                                                                        $100,000
Asset Allocation Conservative Fund...     none         none        none          none         none          none          none
Asset Allocation Moderate Fund......      none         none        none          none         none          none          none
Asset Allocation Growth Fund........      none         none        none          none         none          none          none
Core Equity Fund*...................      none         none        none          none         none          none          none
Disciplined Small Cap Value Fund*...      none         none        none          none         none          none          none
Leaders Fund........................      none         none        none          none      $1-$10,000       none          none
Mid Cap Growth Fund.................      none         none        none          none      $1-$10,000       none          none
Select Growth Fund..................      none         none        none          none      $1-$10,000       none          none
Small Cap Growth Fund...............      none         none        none          none       $50,001-        none          none
                                                                                            $100,000
Small Cap Value Fund................      none         none        none          none       $10,001-        none          none
                                                                                             $50,000
Small Company Growth Fund*..........      none         none        none          none         none          none          none
Utility Fund........................      none         none        none          none         none          none          none
Value Opportunities Fund............      none         none        none          none         over          none          none
                                                                                            $100,000
AGGREGATE DOLLAR RANGE OF EQUITY
 SECURITIES AND DEFERRED COMPENSATION
 IN ALL REGISTERED INVESTMENT
 COMPANIES OVERSEEN BY TRUSTEE IN THE
 FUND COMPLEX.......................      over         over        over          over         over          over          over
                                        $100,000     $100,000     $100,000     $100,000     $100,000      $100,000      $100,000

DOLLAR RANGE OF EQUITY SECURITIES AND           TRUSTEES
DEFERRED COMPENSATION IN EACH SERIES   --------------------------
OF THE TRUST                           SONNENSCHEIN     WOOLSEY
-------------------------------------  ------------     -------
Aggressive Growth Fund..............      none           none
Asset Allocation Conservative Fund...     none           none
Asset Allocation Moderate Fund......      none           none
Asset Allocation Growth Fund........      none           none
Core Equity Fund*...................      none           none
Disciplined Small Cap Value Fund*...      none           none
Leaders Fund........................      none           none
Mid Cap Growth Fund.................      none           none
Select Growth Fund..................      none           none
Small Cap Growth Fund...............      none           none
Small Cap Value Fund................      none           none
Small Company Growth Fund*..........      none           none
Utility Fund........................      none           none
Value Opportunities Fund............      none           none
AGGREGATE DOLLAR RANGE OF EQUITY
 SECURITIES AND DEFERRED COMPENSATION
 IN ALL REGISTERED INVESTMENT
 COMPANIES OVERSEEN BY TRUSTEE IN THE
 FUND COMPLEX.......................      over           over
                                         $100,000      $100,000

INTERESTED TRUSTEE


                                                                                             TRUSTEE
                                                                                         ---------------
DOLLAR RANGE OF EQUITY SECURITIES AND DEFERRED COMPENSATION IN EACH SERIES OF THE TRUST      WHALEN
---------------------------------------------------------------------------------------      ------
Aggressive Growth Fund...................................................                $10,001-$50,000
Asset Allocation Conservative Fund.......................................                  $1-$10,000
Asset Allocation Moderate Fund...........................................                  $1-$10,000
Asset Allocation Growth Fund.............................................                  $1-$10,000
Core Equity Fund*........................................................                     none
Disciplined Small Cap Value Fund*........................................                  $1-$10,000
Leaders Fund.............................................................                $10,001-$50,000
Mid Cap Growth Fund......................................................                     none
Select Growth Fund.......................................................                     none
Small Cap Growth Fund....................................................                     none
Small Cap Value Fund.....................................................                $10,001-$50,000
Small Company Growth Fund*...............................................                  $1-$10,000
Utility Fund.............................................................                  $1-$10,000
Value Opportunities Fund.................................................                  $1-$10,000
AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES AND DEFERRED COMPENSATION IN ALL REGISTERED
  INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN THE FUND COMPLEX...........                 over $100,000


------------------------------------


* Had not commenced investment operations as of December 31, 2006.



     As of July 2, 2007, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.


CODE OF ETHICS

     The Fund, the Adviser and the Distributor have adopted a Code of Ethics (the "Code of Ethics") that sets forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by the Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or other Van Kampen funds, or that such employees take unfair advantage of their relationship with the Fund. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other reporting matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of the Fund or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                         INVESTMENT ADVISORY AGREEMENT

     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement the Fund's investment objective. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, renders periodic reports to the Fund's Board of Trustees and permits its officers and employees to serve without compensation as trustees or officers of the Fund if elected to such positions. The Fund, however, bears the costs of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement.


     The Advisory Agreement also provides that, in the event the expenses of the Fund for any fiscal year exceed the most restrictive expense limitation applicable in any jurisdiction in which the Fund's shares are qualified for offer and sale (excluding any expenses permitted to be excluded from the computation under applicable law or regulation), the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the fiscal year.

ADVISORY FEES


                                                          FISCAL YEAR ENDED MARCH 31,
                                                       2007            2006           2005
                                                    ----------      ----------      --------
The Adviser received the approximate advisory
  fees of                                           $1,919,006      $1,497,200      $946,800


LITIGATION INVOLVING THE ADVISER


     The Adviser and one of the investment companies advised by the Adviser are named as defendants in a class action complaint generally alleging that the defendants breached their duties of care to long-term shareholders of the investment company by valuing portfolio securities at the closing prices of the foreign exchanges on which they trade without accounting for significant market information that became available after the close of the foreign exchanges but before calculation of net asset value. As a result, the complaint alleges, short-term traders were able to exploit stale pricing information to capture arbitrage profits that diluted the value of shares held by long-term investors. The complaint seeks unspecified compensatory damages, punitive damages, fees and costs. On October 16, 2006, pursuant to an order of the United States Supreme Court finding a lack of appellate jurisdiction, the federal court of appeals vacated a prior order of the federal district court dismissing the case with prejudice, and remanded the case to the Illinois state court where it had been filed. In November 2006, defendants again removed the case to the federal district court based on intervening authority. In December 2006, plaintiff moved to remand the case back to Illinois state court. In May 2007, the district court entered an order staying proceedings in the case pending developments in similar cases currently on appeal to the federal court of appeals. While defendants believe that they have meritorious defenses, the ultimate outcome of this matter is not presently determinable at this stage in the litigation.


                                FUND MANAGEMENT

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS


     As of March 31, 2007, B. Robert Baker managed 17 registered investment companies with a total of approximately $31.4 billion in assets; two pooled investment vehicles other than registered investment companies with a total of approximately $1.1 billion in assets; and 15,417 other accounts (which include separate accounts managed under certain "wrap fee programs"), with a total of approximately $3.1 billion in assets.



     As of March 31, 2007, Jason S. Leder managed 16 registered investment companies with a total of approximately $31.3 billion in assets; two pooled investment vehicles other than registered investment companies with a total of approximately $1.1 billion in assets; and 15,417 other accounts (which include separate accounts managed under certain "wrap fee programs"), with a total of approximately $3.1 billion in assets.



     As of March 31, 2007, Kevin C. Holt managed 16 registered investment companies with a total of approximately $31.3 billion in assets; two pooled investment vehicles other than registered investment companies with a total of approximately $1.1 billion in assets; and 15,417 other accounts (which include separate accounts managed under certain "wrap fee programs"), with a total of approximately $3.1 billion in assets.



     As of July 16, 2007, Devin E. Armstrong managed 16 registered investment companies with a total of approximately $34 billion in assets; two pooled investment vehicles other than registered investment companies with a total of approximately $1.1 billion in assets; and 14,609 other accounts (which include separate accounts managed under certain "wrap fee programs") with a total of approximately $3.1 billion in assets.



     As of July 16, 2007, James N. Warwick managed 16 registered investment companies with a total of approximately $34 billion in assets; two pooled investment vehicles other than registered investment companies with a total of approximately $1.1 billion in assets; and 14,609 other accounts (which include separate accounts managed under certain "wrap fee programs") with a total of approximately $3.1 billion in assets.


     Because the portfolio managers manage assets for other investment companies, there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The portfolio managers of the Fund do not currently manage assets for other investment companies, pooled investment vehicles or other accounts that charge a performance fee. In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser's employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.


PORTFOLIO MANAGER COMPENSATION STRUCTURE

     Portfolio managers receive a combination of base compensation and discretionary compensation, comprised of a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

     BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

     DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

     Discretionary compensation can include:

     - Cash Bonus;


     - Morgan Stanley's Long-Term Incentive Compensation Program awards--a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards or other investments based on Morgan Stanley common stock that are subject to vesting and other conditions;



     - Investment Management Alignment Plan (IMAP) awards--a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated funds they manage that are included in the IMAP fund menu;


     - Voluntary Deferred Compensation Plans--voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

     Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:


     - Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against appropriate securities market indices for the funds/accounts managed by the portfolio manager. In the case of the Fund, the Fund's investment performance is measured against the Russell 1000(R) Value Index, the S&P 500 Index(R) and against appropriate rankings or ratings prepared by Morningstar Inc. or similar independent services which monitor Fund performance. Other funds/accounts managed by the same portfolio manager may be measured against this same index and same rankings or ratings, if appropriate, or against other indices and other rankings or ratings that are deemed more appropriate given the size and/or style of such funds/accounts as set forth in such funds'/accounts' disclosure materials and guidelines. The assets managed by the portfolio managers in funds, pooled investment vehicles and other accounts are described in "Other Accounts Managed by the Portfolio Managers" above. Generally, the greatest weight is placed on the three- and five-year periods.


     - Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

     - Contribution to the business objectives of the Adviser.

     - The dollar amount of assets managed by the portfolio manager.

     - Market compensation survey research by independent third parties.

     - Other qualitative factors, such as contributions to client objectives.


     - Performance of Morgan Stanley and Morgan Stanley Investment Management Inc., and the overall performance of the investment team(s) of which the portfolio manager is a member.


SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS


     As of March 31, 2007, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:



    B. Robert Baker--over $1 million



    Jason S. Leder--over $1 million



    Kevin C. Holt--$500,001 - $1 million



    Devin E. Armstrong--None*



    James N. Warwich--$10,001 - $50,000*



* As of July 16, 2007

                                OTHER AGREEMENTS

ACCOUNTING SERVICES AGREEMENT

     The Fund has entered into an accounting services agreement pursuant to which the Adviser provides accounting services to the Fund supplementary to those provided by the custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. The Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.

LEGAL SERVICES AGREEMENT

     The Fund and certain other Van Kampen funds have entered into legal services agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of each fund's minute books and records, preparation and oversight of each fund's regulatory reports and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the funds for such services is made on a cost basis for the salary and salary-related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.

CHIEF COMPLIANCE OFFICER EMPLOYMENT AGREEMENT

     The Fund has entered into an employment agreement with John Sullivan and Morgan Stanley pursuant to which Mr. Sullivan, an employee of Morgan Stanley, serves as Chief Compliance Officer of the Fund and other Van Kampen funds. The Fund's Chief Compliance Officer and his staff are responsible for administering the compliance policies and procedures of the Fund and other Van Kampen funds. The Fund reimburses Morgan Stanley for the costs and expenses of such services, including compensation and benefits, insurance, occupancy and equipment, information processing and communication, office services, conferences and travel, postage and shipping. The Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.

FUND PAYMENTS PURSUANT TO THESE AGREEMENTS


                                                              FISCAL YEAR ENDED
                                                                  MARCH 31,
                                                         ---------------------------
                                                          2007      2006      2005
                                                          ----      ----      ----
Pursuant to these agreements, Morgan Stanley or its
  affiliates have received from the Fund approximately*  $69,400   $80,000   $36,800


* The Fund began accruing expenses under the Chief Compliance Officer Employment Agreement on July 15, 2004.

                            DISTRIBUTION AND SERVICE


     The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. The approximate total underwriting commissions on the sale of shares of the Fund for the last three fiscal years are shown in the chart below.



                                                                 Total            Amounts
                                                              Underwriting      Retained by
                                                              Commissions       Distributor
                                                              ------------      -----------
Fiscal year ended March 31, 2007........................       $  643,300        $104,900
Fiscal year ended March 31, 2006........................       $1,443,200        $ 86,300
Fiscal year ended March 31, 2005........................       $  661,917        $105,237

     With respect to sales of Class A Shares of the Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLE

                                                     Total Sales Charge
                                                  -------------------------         Reallowed
                                                  As % of       As % of Net        To Dealers
Size of                                           Offering        Amount            As a % of
Investment                                         Price         Invested        Offering Price
------------------------------------------------------------------------------------------------
Less than $50,000...........................       5.75%           6.10%              5.00%
$50,000 but less than $100,000..............       4.75%           4.99%              4.00%
$100,000 but less than $250,000.............       3.75%           3.90%              3.00%
$250,000 but less than $500,000.............       2.75%           2.83%              2.25%
$500,000 but less than $1,000,000...........       2.00%           2.04%              1.75%
$1,000,000 or more..........................           *               *                  *
------------------------------------------------------------------------------------------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within eighteen months of the purchase. The eighteen-month period ends on the first business day of the nineteenth month after the purchase date. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million. Authorized dealers will be eligible to receive the ongoing service fee with respect to such shares commencing in the second year following purchase. Proceeds from the distribution and service fees paid by the Fund during the first twelve months are paid to the Distributor and are used by the Distributor to defray its distribution and service related expenses.

     With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.

     Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally receive from the Distributor ongoing distribution fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares annually, commencing in the second year after purchase.

     With respect to Class I Shares, there are no sales charges paid by investors. Commissions or transaction fees may be paid by the Distributor to authorized dealers.

     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also adopted a service plan (the "Service Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares. There is no distribution plan or service plan in effect for Class I Shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans." The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each such class of shares in connection with the distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor of each such class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

     Certain financial intermediaries may be prohibited under law from providing certain underwriting or distribution services. If a financial intermediary was prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a financial intermediary would result in any material adverse consequences to the Fund.

     The Distributor must submit quarterly reports to the Fund's Board of Trustees setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the trustees, and also by a vote of the disinterested trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the trustees and also by the disinterested trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested trustees or by a vote of a majority of the outstanding voting shares of such class.

     For Class A Shares in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the amount of the Distributor's actual expenses incurred during such year less any deferred sales charges it received during such year (the "actual net expenses") or (ii) the distribution and service fees at the rates specified in the Prospectus applicable to that class of shares (the "plan fees"). Therefore, to the extent the Distributor's actual net expenses in a given year are less than the plan fees for such year, the Fund only pays the actual net expenses. Alternatively, to the extent the Distributor's actual net expenses in a given year exceed the plan fees for such year, the Fund only pays the plan fees for such year. For Class A Shares, there is no carryover of any unreimbursed actual net expenses to succeeding years.

     The Plans for Class B Shares and Class C Shares are similar to the Plans for Class A Shares, except that any actual net expenses which exceed plan fees for a given year are carried forward and are eligible for payment in future years by the Fund so long as the Plans remain in effect. Thus, for each of the Class B Shares and Class C Shares, in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the applicable amount of the Distributor's actual net expenses incurred during such year for such class of shares plus any actual net expenses from prior years that are still unpaid by the Fund for such class of shares or
(ii) the applicable plan fees for such class of shares. Except as may be mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed actual net expenses may be carried forward (on a Fund level basis). These unreimbursed actual net expenses may or may not be recovered through plan fees or contingent deferred sales charges in future years.

     Because of fluctuations in net asset value, the plan fees with respect to a particular Class B Share or Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class.


     As of March 31, 2007, there were approximately $461,500 and $10,400 of unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares, respectively, representing approximately 1% and less than 1% of the Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Plans are terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.


     Because the Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares.


     For the fiscal year ended March 31, 2007, the Fund's aggregate expenses paid under the Plans for Class A Shares were $457,753 or 0.25% of the Class A Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for distributing and
servicing Class A Shareholders and           for administering the Class A Share
Plans. For the fiscal year ended March 31, 2007, the Fund's aggregate expenses paid under the Plans for Class B Shares were $358,263 or 1.00% of the Class B Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $268,684 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B Shares of the

Fund and $89,580 for fees paid to financial intermediaries for servicing Class B Shareholders and administering the Class B Share Plans. For the fiscal year ended March 31, 2007, the Funds' aggregate expenses paid under the Plans for Class C Shares were $277,667 or 1.00% of the Class C Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $53,893 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C Shares of the Fund and $223,774 for fees paid to financial intermediaries for servicing Class C Shareholders and administering the Class C Share Plans.


     In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature.


     The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co.") and certain other authorized dealers in connection with the sale or retention of Fund shares and/or shareholder servicing. For example, the Adviser or the Distributor may pay additional compensation to Morgan Stanley & Co. and to other authorized dealers for the purpose of promoting the sale of Fund shares, providing the Fund and other Van Kampen funds with "shelf space" or a higher profile with the authorized dealer's financial advisors and consultants, placing the Fund and other Van Kampen funds on the authorized dealer's preferred or recommended fund list, granting the Distributor access to the authorized dealer's financial advisors and consultants, providing assistance in training and educating the authorized dealer's personnel, furnishing marketing support and other specified services, maintaining share balances and/or for sub-accounting, administrative or transaction processing services. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Van Kampen funds), amount of assets invested by the authorized dealer's customers (which could include current or aged assets of the Fund and/or some or all other Van Kampen funds), the Fund's advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Adviser and/or Distributor.



     With respect to Morgan Stanley & Co. financial advisers and intermediaries, these payments currently include the following amounts: (1) for Class A Shares, Class B Shares and Class C Shares (excluding, shares, if any, held by participants in the Morgan Stanley Fund Solution(SM) Program, the Morgan Stanley Personal Portfolio(SM) Program and Morgan

Stanley Corporate Retirement Solutions), (a) an amount equal to 0.11% of the value (at the time of sale) of gross sales of such Fund shares and (b) an ongoing annual fee in an amount up to 0.03% of the value of such Fund shares held (to the extent assets held by Morgan Stanley & Co. accounts in certain Van Kampen Funds exceed $600 million); (2) for Class I Shares (excluding sales through Morgan Stanley Fund Solution(SM) Program, Morgan Stanley Funds Portfolio Architect(SM) Program, the Morgan Stanley Personal Portfolio(SM) Program and Morgan Stanley Corporate Retirement Solutions), an ongoing annual fee in an amount up to 0.05% of the value of such shares held; and (3) for shares sold through Morgan Stanley DW 401(k) platforms in Morgan Stanley Corporate Retirement Solutions, an ongoing annual fee in an amount up to 0.20% of the value of such Fund shares held.


     With respect to other authorized dealers, these payments currently include the following amounts: (1) other than sales through 401(k) platforms, (a) an amount up to 0.25% of the value (at the time of sale) of gross sales of Fund shares and/or (b) an ongoing annual fee in an amount up to 0.13% of the value of such Fund shares; and (2) for shares sold through 401(k) platforms, an ongoing annual fee in an amount up to 0.20% of the value of such Fund shares held. You should review carefully any disclosure by your authorized dealer as to its compensation.


     The prospect of receiving, or the receipt of, such compensation, as described above, by Morgan Stanley & Co. or other authorized dealers may provide Morgan Stanley & Co. or other authorized dealers, and their representatives or employees, with an incentive to favor sales of shares of the Fund over other investment options with respect to which Morgan Stanley & Co. or an authorized dealer does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.


     From time to time, the Distributor may enter into agreements with broker-dealers to offer the Fund through retirement plan alliance programs that offer multiple fund families. These programs may have special investment minimums and operational requirements. For more information, trustees and other fiduciaries should contact the Distributor.

                                 TRANSFER AGENT

     The Fund's transfer agent, shareholder service agent and dividend disbursing agent is Van Kampen Investor Services Inc. The transfer agency fees are determined through negotiations with the Fund and are approved by the Fund's Board of Trustees. The transfer agency fees are based on competitive benchmarks.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard are subject to review by the Fund's Board of Trustees.

     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. In selecting among firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. In certain instances, the Adviser may instruct certain broker-dealers to pay for research services provided by executing brokers or third party research providers, which are selected independently by the Adviser. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund. To the extent that the Adviser receives these services from broker-dealers, it will not have to pay for these services itself.



     The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms (and futures commission merchants) affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.


     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.


     Certain broker-dealers (and futures commission merchants), through which the Fund may effect securities (or futures) transactions, are affiliated persons (as defined in the 1940 Act) of the Fund or affiliated persons of such affiliates, including Morgan Stanley or its subsidiaries. The Fund's Board of Trustees has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities or instruments during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission paid to affiliated brokers.



     Unless otherwise described below, the Fund paid no commissions to affiliated brokers during the last three fiscal years. The Fund paid the following commissions to brokers during the fiscal years shown:



                                                                            AFFILIATED
                                                                              BROKERS
                                                                           -------------
                                                                 ALL          MORGAN
                                                               BROKERS     STANLEY & CO.
                                                               --------    -------------
Commissions Paid:
  Fiscal year ended March 31, 2007.........................    $510,409       $11,317
  Fiscal year ended March 31, 2006.........................    $384,602       $18,074
  Fiscal year ended March 31, 2005.........................    $256,669       $19,070
Fiscal Year 2007 Percentages:
  Commissions with affiliate to total commissions......................          2.22%
  Value of brokerage transactions with affiliate to total
  transactions.........................................................          0.09%



     During the fiscal year ended March 31, 2007, the Fund paid $429,758 in brokerage commissions on transactions totaling $205,177,173 to brokers selected primarily on the basis of research services provided to the Adviser.


                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectuses captioned "Shareholder Services."

INVESTMENT ACCOUNT

     Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectuses and this Statement of

Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Van Kampen funds will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends and systematic purchases or redemptions. Additional shares may be purchased at any time through authorized dealers or by mailing a check and detailed instructions directly to Investor Services.

SHARE CERTIFICATES

     Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon an exchange or redemption of the shares represented by the certificate. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds Inc., c/o Investor Services, PO Box 947, Jersey City, New Jersey 07303-0947, requesting an "Affidavit of Loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate the fee for replacing the lost certificate equal to no more than 1.50% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.

RETIREMENT PLANS

     Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor.

AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS


     Shareholders can use ACH to have redemption proceeds up to $50,000 deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. To utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application form. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services or by calling (800) 847-2424.

DIVIDEND DIVERSIFICATION


     A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 847-2424, to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any of the Participating Funds (as defined in the Prospectuses) so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested. Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.


SYSTEMATIC WITHDRAWAL PLAN


     A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $5,000 or more at the next determined net asset value per share at the time the plan is established. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which any capital gain or loss will be recognized. The plan holder may arrange for periodic checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan and may be established on a form made available by the Fund. See "Shareholder
Services -- Retirement Plans."



     Class B Shareholders and Class C Shareholders (as well as Class A Shareholders subject to a contingent deferred sales charge) who establish a systematic withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the plan is established.


     Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gain dividends on shares held in accounts with systematic withdrawal plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days' notice to its shareholders.

REINSTATEMENT PRIVILEGE

     A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of any Participating Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of any Participating Fund with credit given for any contingent deferred sales charge paid on the amount of shares reinstated from such redemption, provided that such shareholder has not previously exercised this reinstatement privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the contingent deferred sales charge (if any) to subsequent redemptions. Reinstatements are made at the net asset value per share (without a sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Participating Fund into which shareholders desire to reinstate their net proceeds of a redemption of shares of the Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in eligible retirement plans for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Participating Fund are available for sale. There is no reinstatement privilege for Class I Shares of the Fund. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event regardless of whether the shareholder reinstates all or any portion of the net proceeds of the redemption. Any such loss may be disallowed, to the extent of the reinstatement, under the so-called "wash sale" rules if the reinstatement occurs within 30 days after such redemption. In that event, the shareholder's tax basis in the shares acquired pursuant to the reinstatement will be increased by the amount of the disallowed loss, and the shareholder's holding period for such shares will include the holding period for the redeemed shares.


                              REDEMPTION OF SHARES

     Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays;
(b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.


     In addition, if the Fund's Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such in-kind securities.

                    CONTINGENT DEFERRED SALES CHARGE-CLASS A

     As described in the Fund's Class A Shares, Class B Shares and Class C Shares Prospectus under "Purchase of Shares -- Class A Shares," there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge ("CDSC-Class A") may be imposed on certain redemptions made within eighteen months of purchase. For purposes of the CDSC-Class A, when shares of a Participating Fund are exchanged for shares of another Participating Fund, the purchase date for the shares acquired by exchange will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares being redeemed first are any shares in the shareholder's account not subject to a CDSC-Class A, followed by shares held the longest in the shareholder's account. The CDSC-Class A is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no CDSC-Class A is imposed on increases in net asset value above the initial purchase price. In addition, no CDSC-Class A is assessed on shares derived from reinvestment of dividends or capital gain dividends.

                  WAIVER OF CONTINGENT DEFERRED SALES CHARGES

     As described in the Fund's Class A Shares, Class B Shares and Class C Shares Prospectus under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge ("CDSC-Class B and C"). The CDSC-Class A (defined above) and CDSC-Class B and C are waived on redemptions in the circumstances described below:

REDEMPTION UPON DEATH OR DISABILITY


     The Fund will waive the CDSC-Class A and the CDSC-Class B and C on redemptions following the death or disability of a Class A Shareholder, a Class B Shareholder or a Class C Shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class A or the CDSC-Class B and C.



     In cases of death or disability, the CDSC-Class A and the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class A and the

CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS

     The Fund will waive the CDSC-Class A and the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The CDSC-Class A and the CDSC-Class B and C will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class A or CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The CDSC-Class A and the CDSC-Class B and C also will be waived on any redemption which results from the return of an excess contribution or other contribution pursuant to Internal Revenue Code Section 408(d)(4) or
(5), the return of excess contributions or excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2) or the financial hardship of the employee pursuant to U.S. Treasury regulation Section 1.401(k)-1(d)(2). In addition, the CDSC-Class A and the CDSC-Class B and C will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

     The Fund does not intend to waive the CDSC-Class A or the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.

REDEMPTION PURSUANT TO THE FUND'S SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in the Fund. Under the systematic withdrawal plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds sent to the designated payee of record. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan.


     The amount of the shareholder's investment in the Fund at the time the plan is established with respect to the Fund is hereinafter referred to as the "initial account balance." If the initial account balance is $1 million or more and the shareholder purchased Class A Shares without a sales charge, those Class A Shares will, in most instances be subject to a CDSC-Class A if redeemed within eighteen months of their date of purchase. However, if the shareholder participates in a systematic withdrawal program as described herein, any applicable CDSC-Class A will be waived on those Class A Shares. The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class A and the CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the systematic withdrawal plan and the ability to offer the systematic withdrawal plan.

NO INITIAL COMMISSION OR TRANSACTION FEE

     The Fund will waive the CDSC-Class A in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of Class A Shares. The Fund will waive the CDSC-Class B and C in certain 401(k) plans in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of Class B Shares and Class C Shares. See "Purchase of Shares -- Waiver of Contingent Deferred Sales Charge" in the Class A Shares, Class B Shares and Class C Shares Prospectus.

INVOLUNTARY REDEMPTIONS OF SHARES

     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Class A Shares, Class B Shares and Class C Shares Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. The Fund will waive the CDSC-Class A and the CDSC-Class B and C upon such involuntary redemption.

REDEMPTION BY ADVISER

     The Fund may waive the CDSC-Class A and the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

                                    TAXATION

FEDERAL INCOME TAXATION OF THE FUND

     The Trust and each of its series, including the Fund, are treated as separate corporations for federal income tax purposes. The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets.

     If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders and designated as capital gain dividends.

     To avoid a nondeductible 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), and (iii) any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

     If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which would be subject to interest charges) before requalifying for taxation as a regulated investment company.


     Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain or "qualified dividend income" into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and/or (vii) produce income that will not qualify as good income for purposes of the annual gross income requirement that the Fund must meet to be treated as a regulated investment company. The Fund intends to monitor its transactions and may make certain tax elections or take other actions to mitigate the effect of these provisions and prevent disqualification of the Fund as a regulated investment company.


PASSIVE FOREIGN INVESTMENT COMPANIES

     The Fund may invest in non-U.S. corporations that could be classified as "passive foreign investment companies" as defined for federal income tax purposes. For federal income tax purposes, such an investment may, among other things, cause the Fund to recognize income or gain without a corresponding receipt of cash, to incur an interest charge on taxable income that is deemed to have been deferred and/or to recognize ordinary income that would otherwise have been treated as capital gain.

DISTRIBUTIONS TO SHAREHOLDERS

     Distributions of the Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder (assuming such shares are held as a capital asset).

     Current law provides for reduced U.S. federal income tax rates on (1) long-term capital gains received by individuals and (2) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rates for capital gains generally apply to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and cease to apply for taxable years beginning after December 31, 2010. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2010. Fund shareholders, as well as the Fund itself, must also satisfy certain holding period and other requirements in order for the reduced rate for dividends to apply. Because the Fund intends to invest primarily in common stocks and other equity securities, ordinary income dividends paid by the Fund should be eligible for the reduced rate applicable to "qualified dividend income." No assurance can be given as to what percentage of the ordinary income dividends paid by the Fund will consist of "qualified dividend income." To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains. For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below.

     Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The tax basis of such shares will equal their fair market value on the distribution date.


     The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Some or all of the distributions from the Fund may be eligible for the corporate dividends received deduction if the Fund receives qualifying dividends during the year and if certain requirements of the Code are satisfied.


     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the nondeductible 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

     Income from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions. Such taxes will not be deductible or creditable by shareholders. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

     Certain foreign currency gains or losses attributable to currency exchange rate fluctuations are treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) the Fund's income available for distribution. If, under the rules governing the tax treatment of foreign currency gains and losses, the Fund's income available for distribution is decreased or eliminated, all or a portion of the dividends declared by the Fund may be treated for federal income tax purposes as a return of capital, or in some circumstances, as capital gains. Generally, a shareholder's tax basis in Fund shares will be reduced to the extent that an amount distributed to such shareholder is treated as a return of capital.

SALE OF SHARES

     The sale of shares (including transfers in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the maximum tax rates applicable to capital gains, see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

CAPITAL GAINS RATES

     Under current law, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in the Fund is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2010). The maximum long-term capital gains rate for corporations is 35%.

WITHHOLDINGS ON PAYMENTS TO NON-U.S. SHAREHOLDERS


     For purposes of this and the following paragraphs, a "Non-U.S. Shareholder" shall include any shareholder who is not:


     - an individual who is a citizen or resident of the United States;

     - a corporation or partnership created or organized under the laws of the United States or any state or political subdivision thereof;

     - an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

     - a trust that (i) is subject to the primary supervision of a U.S. court and which has one or more U.S. fiduciaries who have the authority to control all substantial decisions of the trust, or (ii) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

     A Non-U.S. Shareholder generally will be subject to withholding of U.S. federal income tax at a 30% rate (or lower applicable treaty rate), rather than backup withholding (discussed below), on dividends from the Fund (other than capital gain dividends, interest-related dividends and short-term capital gain dividends) that are not "effectively connected" with a U.S. trade or business carried on by such shareholder, provided that the shareholder furnishes to the Fund a properly completed Internal Revenue Service ("IRS") Form W-8BEN certifying the shareholder's non-United States status.


     Under current law, the Fund may pay "interest-related dividends" and "short-term capital gain dividends" to Non-U.S. Shareholders without having to withhold on such dividends at the 30% rate. The amount of "interest-related dividends" that the Fund may pay each year is limited to the amount of "qualified interest income" received by the Fund during that year, less the amount of the Fund's expenses properly allocable to such interest income. "Qualified interest income" includes, among other items, interest paid on debt obligations of a U.S. issuer and interest paid on deposits with U.S. banks, subject to certain exceptions. The amount of "short-term capital gain dividends" that the Fund may pay each year generally is limited to the excess of the Fund's net short-term capital gains over its net long-term capital losses, without any reduction for the Fund's expenses allocable to such gains (with exceptions for certain gains). The exemption from 30% withholding tax for "short-term capital gain dividends" does not apply with respect to Non-U.S. Shareholders that are present in the United States for more than 182 days during the taxable year. If the Fund's income for a taxable year includes "qualified interest income" or net short-term capital gains, the Fund may designate dividends as "interest-related dividends" or "short-term capital gain dividends" by written notice mailed to Non-U.S. Shareholders not later than 60 days after the close of the Fund's taxable year. These provisions apply to dividends paid by the Fund with respect to the Fund's taxable years beginning on or after January 1, 2005 and will cease to apply to dividends paid by the Fund with respect to the Fund's taxable years beginning after December 31, 2007.


     Non-effectively connected capital gain dividends and gains realized from the sale of shares generally will not be subject to U.S. federal income tax in the case of (i) a Non-U.S. Shareholder that is a corporation and (ii) an individual Non-U.S. Shareholder who is not present in the United States for more than 182 days during the taxable year (assuming that certain other conditions are met). However, certain Non-U.S. Shareholders may nonetheless be subject to backup withholding and information reporting on capital gain dividends and redemption proceeds paid to them upon the sale of their shares. See "Backup Withholding" and "Information Reporting" below.

     If income from the Fund or gains realized from the sale of shares are effectively connected with a Non-U.S. Shareholder's U.S. trade or business, then such amounts will not be subject to the 30% withholding described above, but rather will be subject to U.S. federal income tax on a net basis at the tax rates applicable to U.S. citizens and residents or domestic corporations. To establish that income from the Fund or gains realized from the sale of shares are effectively connected with a U.S. trade or business, a Non-U.S. Shareholder must provide the Fund with a properly completed IRS Form W-8ECI certifying that such amounts are effectively connected with the Non-U.S. Shareholder's U.S. trade or business. Non-U.S. Shareholders that are corporations may also be subject to an additional "branch profits tax" with respect to income from the Fund that is effectively connected with a U.S. trade or business.


     The Fund may invest in securities of REITs or corporations that invest significantly in real property and are treated as "United States real property holding corporations" for U.S. federal income tax purposes. The Foreign Investment in Real Property Tax Act of 1980 ("FIRPTA") subjects a non-United States person to U.S. tax on gain from the disposition of interests in U.S. real property as if such person were a United States person.

Such gain is sometimes referred to as "FIRPTA gain." If the Fund recognizes FIRPTA gain from the sale or other disposition of REIT securities or securities of any other "United States real property holding corporation" (as defined in the Code), or receives a distribution from a REIT that is attributable to the REIT's sale of "United States real property interests" (as defined in the Code), then a portion of the Fund's distributions to its Non-U.S. Shareholders will be attributable to such FIRPTA gain. The Fund may be required to withhold U.S. withholding tax at a rate of 35% from distributions to its Non-U.S. Shareholders that are attributable to the Fund's receipt of FIRPTA gain distributions from a REIT in which the Fund invests. The Fund also may be required to withhold from distributions to its Non-U.S. Shareholders that are attributable to the Fund's own recognition of FIRPTA gain (e.g., from the Fund's sale of United States real property interests). Non-U.S. Shareholders who receive such distributions may be required to pay tax on such distributions at regular graduated rates applicable to United States persons and file a non-resident U.S. federal income tax return. While the Fund intends to make every effort to identify and pass through any FIRPTA gain that it receives from its investments in REITs (or that it recognizes directly), and to make any required withholdings on distributions of this income paid directly to Non-U.S. Shareholders, intermediaries who have assumed tax reporting responsibilities on managed omnibus accounts may not have the capacity to identify Non-U.S. Shareholders who are paid distributions attributable to FIRPTA gain and to properly withhold U.S. federal income taxes on these distributions. Non-U.S. Shareholders of these accounts should consult their investment representatives and tax advisers about any additional tax that may be due on FIRPTA gain.


     The tax consequences to a Non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. To claim tax treaty benefits, Non-U.S. Shareholders will be required to provide the Fund with a properly completed IRS Form W-8BEN certifying their entitlement to the benefits. In addition, in certain cases where payments are made to a Non-U.S. Shareholder that is a partnership or other pass-through entity, both the entity and the persons holding an interest in the entity will need to provide certification. For example, an individual Non-U.S. Shareholder who holds shares in the Fund through a non-U.S. partnership must provide an IRS Form W-8BEN to claim the benefits of an applicable tax treaty. Non-U.S. Shareholders are advised to consult their advisers with respect to the tax implications of purchasing, holding and disposing of shares of the Fund.


BACKUP WITHHOLDING


     The Fund may be required to withhold federal income tax at a rate of 28% (through 2010) ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends paid to a shareholder (other than a Non-U.S. Shareholder that properly certifies its non-United States status) if (i) the shareholder fails to properly furnish the Fund with its correct taxpayer identification number or to certify its non-U.S. status (in the case of a Non-U.S. Shareholder), (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that the taxpayer identification number provided is correct, that the shareholder is not subject to backup withholding and that the shareholder is a U.S. person (as defined for U.S. federal income tax purposes). Redemption proceeds may be subject to backup withholding under the circumstances described in (i) above.

     Generally, dividends paid to Non-U.S. Shareholders that are subject to the 30% federal income tax withholding described above under "Withholding on Payments to Non-U.S. Shareholders" are not subject to backup withholding. To avoid backup withholding on capital gain dividends, interest-related dividends, short-term capital gain dividends and redemption proceeds from the sale of shares, Non-U.S. Shareholders must provide a properly completed IRS Form W-8BEN certifying their non-United States status.

     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

INFORMATION REPORTING


     The Fund must report annually to the IRS and to each shareholder (other than a Non-U.S. Shareholder that properly certifies its non-United States status) the amount of dividends, capital gain dividends and redemption proceeds paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such amounts. In the case of a Non-U.S. Shareholder, the Fund must report to the IRS and such shareholder the amount of dividends, capital gain dividends, interest-related dividends, short-term capital gain dividends and redemption proceeds paid that are subject to withholding (including backup withholding, if any) and the amount of tax withheld, if any, with respect to such amounts. This information may also be made available to the tax authorities in the Non-U.S. Shareholder's country of residence.


GENERAL

     The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

                                FUND PERFORMANCE

     From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one-year, five-year and ten-year periods (or life of the Fund, if shorter). Other total return quotations, aggregate or average, over other time periods may also be included.

     The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge for Class A Shares); that all income dividends or capital gain dividends during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends or capital gain dividends paid by the Fund or to reflect that 12b-1 fees may have changed over time.

     Average annual total return quotations are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

     Total return is calculated separately for Class A Shares, Class B Shares, Class C Shares and Class I Shares of the Fund. Total return figures for Class A Shares include the maximum sales charge. Total return figures for Class B Shares and Class C Shares include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each class of shares will differ.

     The after-tax returns of the Fund may also be advertised or otherwise reported. This is generally calculated in a manner similar to the computation of average annual total returns discussed above, except that the calculation also reflects the effect of taxes on returns.

     The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares. Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.

     From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.

     From time to time, the Fund's marketing materials may include an update from the portfolio manager or the Adviser and a discussion of general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top sector holdings and largest holdings. Materials may also mention how the Distributor believes the Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten-year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of whether shareholders purchased their funds' shares in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The performance of the funds purchased by investors in the Dalbar study and the conclusions based thereon are not necessarily indicative of future performance of such funds or conclusions that may result from similar studies in the future. The Fund may also be marketed on the internet.

     In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, the Dow Jones Industrial Average, Standard & Poor's indices, NASDAQ Composite Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking or rating services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce the Fund's performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.

     The Fund may also utilize performance information in hypothetical illustrations. For example, the Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.

     The Fund's Annual Report and Semiannual Report contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge from our web site at www.vankampen.com or by calling or writing the Fund at the telephone number or address printed on the cover of this Statement of Additional Information.

     The results shown below are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objective and policies as well as the risks incurred in the Fund's investment practices.

CLASS A SHARES


     The Fund's average annual total return, assuming payment of the maximum sales charge, for Class A Shares of the Fund for (i) the one-year period ended March 31, 2007 was 6.51%, (ii) the five-year period ended March 31, 2007 was 8.27% and (iii) the approximately five-year, nine-month period from June 25, 2001 (commencement of distribution of Class A Shares of the Fund) to March 31, 2007 was 7.34%.



     The Fund's cumulative non-standardized total return, including payment of the maximum sales charge, for Class A Shares of the Fund from June 25, 2001 (commencement of distribution of Class A Shares of the Fund) to March 31, 2007 was 50.46%.



     The Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, for Class A Shares of the Fund from June 25, 2001 (commencement of distribution of Class A Shares of the Fund) to March 31, 2007 was 59.64%.


CLASS B SHARES


     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class B Shares of the Fund for (i) the one-year period ended March 31, 2007 was 7.24%, (ii) the five-year period ended March 31, 2007 was 8.51% and (iii) the approximately five-year, nine-month period from June 25, 2001 (commencement of distribution of Class B Shares of the Fund) to March 31, 2007 was 7.65%.



     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, for Class B Shares of the Fund from June 25, 2001 (commencement of distribution of Class B Shares of the Fund) to March 31, 2007 was 52.92%.



     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, for Class B Shares of the Fund from June 25, 2001 (commencement of distribution of Class B Shares of the Fund) to March 31, 2007 was 52.92%.


CLASS C SHARES


     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class C Shares of the Fund for (i) the one-year period ended March 31, 2007 was 11.24%, (ii) the five-year period ended March 31, 2007 was 8.73% and (iii) the approximately five-year, nine-month period from June 25, 2001 (commencement of distribution of Class C Shares of the Fund) to March 31, 2007 was 7.65%.


     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, for Class C Shares of the Fund from June 25, 2001

(commencement of distribution of Class C Shares of the Fund) to March 31, 2007 was 52.91%.



     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, for Class C Shares of the Fund from June 25, 2001 (commencement of distribution of Class C Shares of the Fund) to March 31, 2007 was 52.91%.


CLASS I SHARES


     The Fund's total return for Class I Shares for (i) the one-year period ended March 31, 2007 was 13.28% and (ii) the approximately two-year, one-week period from March 23, 2005 (commencement of distribution of Class I Shares of the Fund) to March 31, 2007 was 28.00%.



     The Fund's cumulative non-standardized total return for Class I Shares of the Fund from March 23, 2005 (commencement of distribution of Class I Shares of the Fund) to March 31, 2007 was 28.00%.


                               OTHER INFORMATION

DISCLOSURE OF PORTFOLIO HOLDINGS

     The Fund's Board of Trustees and the Adviser have adopted policies and procedures regarding disclosure of portfolio holdings information (the "Policy"). Pursuant to the Policy, information concerning the Fund's portfolio holdings may be disclosed only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the fiduciary duties owed by the Fund and the Adviser to the Fund's shareholders. The Fund and the Adviser may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or any affiliated person of the Adviser) in connection with the disclosure of portfolio holdings information of the Fund. The Fund's Policy is implemented and overseen by the Portfolio Holdings Review Committee (the "PHRC"), which is described in more detail below.

     Public Portfolio Holdings Information Disclosure Policy. Portfolio holdings information will be deemed public when it has been posted to the Fund's public web site. On its public web site, the Fund currently makes available:

     - Calendar Quarters: Complete portfolio holdings as of the end of each calendar quarter disclosed with a minimum lag time of 30 calendar days.

     - Monthly: Top 10 (or top 15) largest portfolio holdings as of the end of each month disclosed with a minimum lag time of 15 business days.


     The Fund provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its Semiannual and Annual Reports, and for the first and third fiscal quarters in its filings with the SEC on Form N-Q.


     Non-Public Portfolio Holdings Information Policy. All portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is considered non-public portfolio holdings information for the purposes of the Policy. Pursuant to the Policy, disclosing non-public portfolio holdings information to third parties may occur only when the Fund has a legitimate business purpose for doing so and the recipients of such information are subject to a duty of confidentiality, which prohibits such recipients from disclosing or trading on the basis of the non-public portfolio holdings information. Any disclosure of non-public portfolio holdings information made to third parties must be approved by both the Fund's Board of Trustees (or a designated committee thereof) and the PHRC. The Policy provides for disclosure of non-public portfolio holdings information to certain pre-authorized categories of entities, executing broker-dealers and shareholders, in each case under specific restrictions and limitations described below, and the Policy provides a process for approving any other entities.

     Pre-Authorized Categories. Pursuant to the Policy, the Fund may disclose non-public portfolio holdings information to certain third parties who fall within pre-authorized categories. These third parties include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers, and service providers, provided that the third party expressly agrees to maintain the non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information. Subject to the terms and conditions of any agreement between the Adviser or the Fund and the third party, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply. In addition, persons who owe a duty of trust or confidence to the Fund or the Adviser (including legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement. The PHRC is responsible for monitoring and reporting on such entities to the Fund's Board of Trustees. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the material non-public portfolio holdings information.


     Broker-Dealer Interest Lists. Pursuant to the Policy, the Adviser may provide "interest lists" to broker-dealers who execute securities transactions for the Fund. Interest lists may specify only the CUSIP numbers and/or ticker symbols of the securities held in all registered management investment companies advised by the Adviser or affiliates of the Adviser on an aggregate basis. Interest lists will not disclose portfolio holdings on a fund by fund basis and will not contain information about the number or value of shares owned by a specified fund. The interest lists may identify the investment strategy to which the list relates, but will not identify particular funds or portfolio managers/management teams. Broker-dealers need not execute a non-disclosure agreement to receive interest lists.


     Shareholders In-Kind Distributions. The Fund's shareholders may, in some circumstances, elect to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the Fund. In such circumstances, pursuant to the Policy, such Fund shareholders may receive a complete listing of the portfolio holdings of the Fund up to seven (7) calendar days prior to making the redemption request provided that they represent orally or in writing that they agree not to disclose or trade on the basis of the portfolio holdings information.

     Attribution Analyses. Pursuant to the Policy, the Fund may discuss or otherwise disclose performance attribution analyses (i.e., mention the effects of having a particular security in the portfolio) where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly. Any discussion of the analyses may not be more current than the date the holding was disclosed publicly.


     Transition Managers. Pursuant to the Policy, the Fund may disclose portfolio holdings to transition managers, provided that the Fund has entered into a non-disclosure or confidentiality agreement with the party requesting that the information be provided to the transition manager and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager.

     Other Entities. Pursuant to the Policy, the Fund or the Adviser may disclose non-public portfolio holdings information to a third party who does not fall within the pre-approved categories, and who are not executing broker-dealers, shareholders receiving in-kind distributions, persons receiving attribution analyses, or transition managers; however, prior to the receipt of any non-public portfolio holdings information by such third party, the recipient must have entered into a non-disclosure agreement and the disclosure arrangement must have been approved by the PHRC and the Fund's Board of Trustees (or a designated committee thereof). The PHRC will report to the Board of Trustees of the Fund on a quarterly basis regarding any other approved recipients of non-public portfolio holdings information.

     PHRC and Board of Trustees Oversight. The PHRC, which consists of executive officers of the Fund and the Adviser, is responsible for overseeing and implementing the Policy and determining how portfolio holdings information will be disclosed on an ongoing basis. The PHRC will periodically review and has the authority to amend the Policy as necessary. The PHRC will meet at least quarterly to (among other matters):

     - address any outstanding issues relating to the Policy;

     - monitor the use of information and compliance with non-disclosure agreements by current recipients of portfolio holdings information;

     - review non-disclosure agreements that have been executed with prospective third parties and determine whether the third parties will receive portfolio holdings information;

     - generally review the procedures to ensure that disclosure of portfolio holdings information is in the best interests of Fund shareholders; and

     - monitor potential conflicts of interest between Fund shareholders, on the one hand, and those of the Adviser, the Distributor or affiliated persons of the Fund, the Adviser or the Distributor, on the other hand, regarding disclosure of portfolio holdings information.

     The PHRC will regularly report to the Board of Trustees on the Fund's disclosure of portfolio holdings information and the proceedings of PHRC meetings.

     Ongoing Arrangements of Portfolio Holdings Information. The Adviser and/or the Fund have entered into ongoing arrangements to make available public and/or non-public information about the Fund's portfolio holdings. The Fund currently may disclose portfolio holdings information based on ongoing arrangements to the following pre-authorized parties:


         NAME           INFORMATION DISCLOSED      FREQUENCY (1)           LAG TIME
         ----           ----------------------  -------------------   -------------------
SERVICE PROVIDERS
State Street
  Bank and Trust
  Company (*).........  Full portfolio          Daily basis                   (2)
                        holdings
Institutional
  Shareholder Services
  (ISS) (proxy voting
  agent) (*)..........  Full portfolio          Twice a month                 (2)
                        holdings
FT Interactive Data
  Pricing Service
  Provider (*)........  Full portfolio          As needed                     (2)
                        holdings
Van Kampen Investor
  Services Inc. (*)...  Full portfolio          As needed                     (2)
                        holdings
David Hall (*)........  Full portfolio          On a semi-annual              (3)
                        holdings                and annual fiscal
                                                basis
Windawi (*)...........  Full portfolio          On a semi-annual              (3)
                        holdings                and annual fiscal
                                                basis
FUND RATING AGENCIES
Lipper (*)............  Full portfolio          Monthly and           Approximately 1 day
                        holdings                quarterly basis       after previous
                                                                      month end and
                                                                      approximately 30
                                                                      days after quarter
                                                                      end, respectively
Morningstar (**)......  Full portfolio          Quarterly basis       Approximately 30
                        holdings                                      days after quarter
                                                                      end
Standard & Poor's
  (*).................  Full portfolio          Monthly               As of previous
                        holdings                                      month end
CONSULTANTS AND
  ANALYSTS
Arnerich Massena &
  Associates, Inc.
  (*).................  Top Ten and Full        Quarterly basis (6)   Approximately 10-12
                        portfolio holdings                            days after quarter
                                                                      end
Bloomberg (**)........  Full portfolio          Quarterly basis       Approximately 30
                        holdings                                      days after quarter
                                                                      end

         NAME           INFORMATION DISCLOSED      FREQUENCY (1)           LAG TIME
         ----           ----------------------  -------------------   -------------------
Callan Associates
  (*).................  Top Ten and Full        Monthly and           Approximately 10-12
                        portfolio holdings      quarterly basis,      days after
                                                respectively (6)      month/quarter end
Cambridge
  Associates (*)......  Top Ten and Full        Quarterly basis (6)   Approximately 10-12
                        portfolio holdings                            days after quarter
                                                                      end
CTC Consulting,
  Inc. (**) ..........  Top Ten and Full        Quarterly basis       Approximately 15
                        portfolio holdings                            days after quarter
                                                                      end and
                                                                      approximately 30
                                                                      days after quarter
                                                                      end, respectively
Credit Suisse First
  Boston(*)...........  Top Ten and Full        Monthly and           Approximately 10-12
                        portfolio holdings      quarterly basis,      days after
                                                respectively (6)      month/quarter end
Evaluation
  Associates(*).......  Top Ten and Full        Monthly and           Approximately 10-12
                        portfolio holdings      quarterly basis,      days after
                                                respectively (6)      month/quarter end
Fund Evaluation Group
  (**)................  Top Ten portfolio       Quarterly basis       At least 15 days
                        holdings (4)                                  after quarter end
Jeffrey Slocum &
  Associates (*)......  Full portfolio          Quarterly basis (6)   Approximately 10-12
                        holdings (5)                                  days after quarter
                                                                      end
Hammond
  Associates (**).....  Full portfolio          Quarterly basis       At least 30 days
                        holdings (5)                                  after quarter end
Hartland & Co. (**)...  Full portfolio          Quarterly basis       At least 30 days
                        holdings (5)                                  after quarter end
Hewitt Associates
  (*).................  Top Ten and Full        Monthly and           Approximately 10-12
                        portfolio holdings      quarterly basis,      days after
                                                respectively (6)      month/quarter end
Merrill Lynch (*).....  Full portfolio          Monthly basis (6)     Approximately 1 day
                        holdings                                      after previous
                                                                      month end
Mobius (**)...........  Top Ten portfolio       Monthly basis         At least 15 days
                        holdings (4)                                  after month end
Nelsons (**)..........  Top Ten holdings (4)    Quarterly basis       At least 15 days
                                                                      after quarter end
Prime Buchholz &
  Associates,
  Inc. (**)...........  Full portfolio          Quarterly basis       At least 30 days
                        holdings (5)                                  after quarter end

         NAME           INFORMATION DISCLOSED      FREQUENCY (1)           LAG TIME
         ----           ----------------------  -------------------   -------------------
PSN (**)..............  Top Ten holdings (4)    Quarterly basis       At least 15 days
                                                                      after quarter end
PFM Asset
  Management LLC (*)..  Top Ten and Full        Quarterly basis (6)   Approximately 10-12
                        portfolio holdings                            days after quarter
                                                                      end
Russell Investment
  Group/Russell/Mellon
  Analytical Services,
  Inc. (**)...........  Top Ten and Full        Monthly and           At least 15 days
                        portfolio holdings      quarterly basis       after month end and
                                                                      at least 30 days
                                                                      after quarter end,
                                                                      respectively
Stratford Advisory
  Group, Inc. (*).....  Top Ten portfolio       Quarterly basis (6)   Approximately 10-12
                        holdings (7)                                  days after quarter
                                                                      end
Thompson
  Financial (**)......  Full portfolio          Quarterly basis       At least 30 days
                        holdings (5)                                  after quarter end
Watershed Investment
  Consultants,
  Inc. (*)............  Top Ten and Full        Quarterly basis (6)   Approximately 10-12
                        portfolio holdings                            days after quarter
                                                                      end
Yanni Partners (**)...  Top Ten portfolio       Quarterly basis       At least 15 days
                        holdings (4)                                  after quarter end
PORTFOLIO ANALYTICS
  PROVIDER
  Fact Set (*)........  Complete portfolio      Daily                 One day
                        holdings

------------------------------------

 (*) This entity has agreed to maintain Fund non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.

(**) The Fund does not currently have a non-disclosure agreement in place with this entity and therefore this entity can only receive publicly available information.

 (1) Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).

 (2) Information will typically be provided on a real time basis or as soon thereafter as possible.

 (3) As needed after the end of the semi-annual and/or annual period.

 (4) Full portfolio holdings will also be provided upon request from time to time on a quarterly basis, with at least a 30 day lag.

 (5) Top Ten portfolio holdings will also be provided upon request from time to time, with at least a 15 day lag.

 (6) This information will also be provided upon request from time to time.

 (7) Full portfolio holdings will also be provided upon request from time to time.

     The Fund may also provide Fund portfolio holdings information, as part of its normal business activities, to persons who owe a duty of trust or confidence to the Fund or the Adviser. These persons currently are (i) the Fund's independent registered public accounting firm (as of the Fund's fiscal year end and on an as needed basis), (ii) counsel to the Fund (on an as needed basis),
(iii) counsel to the independent trustees (on an as needed basis) and (iv) members of the Board of Trustees (on an as needed basis).

CUSTODY OF ASSETS

     Except for segregated assets held by a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, all securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, as custodian. The custodian also provides accounting services to the Fund.

SHAREHOLDER REPORTS

     Semiannual statements are furnished to shareholders, and annually such statements are audited by the Fund's independent registered public accounting firm.

PROXY VOTING POLICY AND PROXY VOTING RECORD


     The Board of Trustees believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. The Board has delegated the day-to-day responsibility to the Adviser to vote such proxies, pursuant to the Board approved Proxy Voting Policy, a copy of which is currently in effect as of the date of this Statement of Additional Information is attached hereto as Appendix A.



     The Proxy Voting Policy is subject to change over time and investors seeking the most current copy of the Proxy Voting Policy should go to our web site at www.vankampen.com. The Fund's most recent proxy voting record filed with the SEC is also available without charge on our web site at www.vankampen.com. The Fund's proxy voting record is also available without charge on the SEC's web site at www.sec.gov.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     An independent registered public accounting firm for the Fund performs an annual audit of the Fund's financial statements. The Fund's Board of Trustees has engaged Ernst & Young LLP, located at 233 South Wacker Drive, Chicago, Illinois 60606, to be the Fund's independent registered public accounting firm.

LEGAL COUNSEL

     Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom LLP.

                              FINANCIAL STATEMENTS


     The audited financial statements of the Fund are incorporated herein by reference to the Annual Report to shareholders of the Fund dated March 31, 2007. The Annual Report may be obtained by following the instructions on the cover of this Statement of Additional Information. The Annual Report is included as part of the Trust's filing on Form N-CSR as filed with the SEC on May 29, 2007. The Annual Report may be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

               APPENDIX A -- MORGAN STANLEY INVESTMENT MANAGEMENT


                       PROXY VOTING POLICY AND PROCEDURES



I. POLICY STATEMENT



     Introduction -- Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Policy") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.



     The MSIM entities covered by this Policy currently include the following:
Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates" or as "we" below).



     Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds -- collectively referred to herein as the "MSIM Funds"), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy.



     Proxy Research Services -- Institutional Shareholder Services ("ISS") and Glass Lewis (together with other proxy research providers as we may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of the Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping.



     Voting Proxies for Certain Non-U.S. Companies -- Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and
(vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients' non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.



II. GENERAL PROXY VOTING GUIDELINES



     To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein), including the guidelines set forth below. These guidelines address a broad range of issues, and provide general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.



     We endeavor to integrate governance and proxy voting policy with investment goals and to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers, but such a split vote must be approved by the Proxy Review Committee.



A. ROUTINE MATTERS. We generally support routine management proposals. The following are examples of routine management proposals:



          - Approval of financial statements and auditor reports.



          - General updating/corrective amendments to the charter.



          - Most proposals related to the conduct of the annual meeting, with the following exceptions. We may oppose proposals that relate to "the transaction of such other business which may come before the meeting," and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this Policy to be carried out (i.e. an uncontested corporate transaction), the adjournment request will be supported. Finally, we generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B. BOARD OF DIRECTORS



     1. Election of directors: In the absence of a proxy contest, we generally support the board's nominees for director except as follows:



             a. We withhold or vote against interested directors if the company's board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards, generally as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for a NYSE company with dispersed ownership, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Non-independent directors under NYSE standards include an employee or an individual with an immediate family member who is an executive (or in either case was in such position within the previous three years). A director's consulting arrangements with the company, or material business relationships between the director's employer and the company, also impair independence. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards.



             b. Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company's compensation, nominating or audit committees.



             c. We consider withholding support or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders. This includes consideration for withholding support or voting against individual board members or an entire slate if we believe the board is entrenched and dealing inadequately with performance problems, and/or with insufficient independence between the board and management.



             d. We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a "bright line" test. In the context of the U.S. market, these would include elimination of dead hand or slow hand poison pills, requiring audit, compensation or nominating committees to be composed of independent directors and requiring a majority independent board.



             e. We generally withhold support from or vote against a nominee who has failed to attend at least 75% of board meetings within a given year without a reasonable excuse.



             f. We consider withholding support from or voting against a nominee who serves on the board of directors of more than six companies (excluding investment companies). We also consider voting against a director who otherwise appears to have too many commitments to serve adequately on the board of the company.



     2. Board independence: We generally support proposals requiring that a certain percentage (up to 66 2/3%) of the company's board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.



     3. Board diversity: We consider on a case-by-case basis proposals urging diversity of board membership with respect to social, religious or ethnic group.



     4. Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.



     5. Proposals to elect all directors annually: We generally support proposals to elect all directors annually at public companies (to "declassify" the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis.



     6. Cumulative voting: We generally support proposals to eliminate cumulative voting (which provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board). Proposals to establish cumulative voting in the election of directors generally will not be supported.



     7. Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.



     8. Director retirement age: Proposals recommending set director retirement ages are voted on a case-by-case basis.



     9. Proposals to limit directors' liability and/or broaden indemnification of directors. Generally, we will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.



C. CORPORATE TRANSACTIONS AND PROXY FIGHTS. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis. However, proposals for mergers or other significant transactions that are friendly and approved by the Research Providers generally will be supported and in those instances will not need to be reviewed by the Proxy Review Committee, where there is no portfolio manager objection and where there is no material conflict of interest. We also analyze proxy contests on a case-by-case basis.



D. CHANGES IN LEGAL AND CAPITAL STRUCTURE. We generally vote in favor of management proposals for technical and administrative changes to a company's charter, articles of association or bylaws. We review non-routine proposals, including reincorporation to a different jurisdiction, on a case-by-case basis.



     1. We generally support the following:



          - Proposals that eliminate other classes of stock and/or eliminate unequal voting rights.



          - Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.



          - Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.



          - Proposals to authorize share repurchase plans.



          - Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.



          - Proposals to effect stock splits.



          - Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.



          - Proposals for higher dividend payouts.



     2. We generally oppose the following (notwithstanding management support):



          - Proposals that add classes of stock that would substantially dilute the voting interests of existing shareholders.



          - Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.



          - Proposals to create "blank check" preferred stock.



          - Proposals relating to changes in capitalization by 100% or more.



E. TAKEOVER DEFENSES AND SHAREHOLDER RIGHTS



     1. Shareholder rights plans: We support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills).



     2. Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.



     3. Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.

     4. Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal:
        (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.



F. AUDITORS. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). Proposals requiring auditors to attend the annual meeting of shareholders will be supported. We generally vote against proposals to indemnify auditors.



G. EXECUTIVE AND DIRECTOR REMUNERATION.



     1. We generally support the following proposals:



          - Proposals relating to director fees, provided the amounts are not excessive relative to other companies in the country or industry.



          - Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.



          - Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage ("run rate") of equity compensation in the recent past; or if there are objectionable plan design and provisions.



          - Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.



     2. Blanket proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported.



     3. Proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its current and past practices.



     4. Proposals to U.S. companies that request disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations generally will not be supported.

     5. We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in option exercises.



     6. Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company's reasons and justifications for a re-pricing, the company's competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.



H. SOCIAL, POLITICAL AND ENVIRONMENTAL ISSUES. We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine whether they will have a financial impact on shareholder value. However, we generally vote against proposals requesting reports that are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We generally oppose proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.



I. FUND OF FUNDS. Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.



III. ADMINISTRATION OF POLICY



     The MSIM Proxy Review Committee (the "Committee") has overall responsibility for creating and implementing the Policy, working with an MSIM staff group (the "Corporate Governance Team"). The Committee, which is appointed by MSIM's Chief Investment Officer of Global Equities ("CIO"), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.



     The Committee Chairperson is the head of the Corporate Governance Team, and is responsible for identifying issues that require Committee deliberation or ratification. The Corporate Governance Team, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The Corporate Governance Team has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance, and to refer other case-by-case decisions to the Proxy Review Committee.



     The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

A. COMMITTEE PROCEDURES



     The Committee will meet at least monthly to (among other matters) address any outstanding issues relating to the Policy or its implementation. The Corporate Governance Team will timely communicate to ISS MSIM's Policy (and any amendments and/or any additional guidelines or procedures the Committee may adopt).



     The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy.



     Members of the Committee may take into account Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.



B. MATERIAL CONFLICTS OF INTEREST



     In addition to the procedures discussed above, if the Committee determines that an issue raises a material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee").



     The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Chief Compliance Officer or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM's relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the Chairperson. The Special Committee may request the assistance of MSIM's General Counsel or his/her designee who will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.



C. IDENTIFICATION OF MATERIAL CONFLICTS OF INTEREST



     A potential material conflict of interest could exist in the following situations, among others:



     1. The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer.

     2. The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.



     3. Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).



If the Chairperson of the Committee determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the Chairperson will address the issue as follows:



     1. If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.



     2. If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM's Client Proxy Standard.



     3. If the Research Providers' recommendations differ, the Chairperson will refer the matter to the Committee to vote on the proposal. If the Committee determines that an issue raises a material conflict of interest, the Committee will request a Special Committee to review and recommend a course of action, as described above. Notwithstanding the above, the Chairperson of the Committee may request a Special Committee to review a matter at any time as he/she deems necessary to resolve a conflict.



D. PROXY VOTING REPORTING



     The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM Fund, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those Funds at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.



     The Corporate Governance Team will timely communicate to applicable portfolio managers and to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.



     MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.



     MSIM's Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund's holdings.

APPENDIX A



     The following procedures apply to accounts managed by Morgan Stanley AIP GP LP ("AIP").



     Generally, AIP will follow the guidelines set forth in Section II of MSIM's Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Liquid Markets investment team and the Private Markets investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.



     In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.



Waiver of Voting Rights


For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the "Fund") that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:



     1. Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a "Designated Person," and collectively, the "Designated Persons"), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person's death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and



     2. Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund's organizational documents; provided, however, that, if the Fund's organizational documents require the consent of the Fund's general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

                           PART C: OTHER INFORMATION

ITEM 23. EXHIBITS.
          (a)(1) Agreement and Declaration of Trust(27)
             (2) Certificate of Amendment(29)

             (3) Certificate of Designation for:

                   (i)  Van Kampen Utility Fund(50)
                  (ii)  Van Kampen Mid Cap Growth Fund(50)
                 (iii)  Van Kampen Aggressive Growth Fund(58)
                  (iv)  Van Kampen Small Cap Value Fund(48)
                   (v)  Van Kampen Small Company Growth Fund++
                  (vi)  Van Kampen Small Cap Growth Fund(50)
                 (vii)  Van Kampen Select Growth Fund(52)
                (viii)  Van Kampen Value Opportunities Fund(50)
                  (ix)  Van Kampen Leaders Fund(53)
                   (x)  Van Kampen Asset Allocation Conservative Fund(57)
                  (xi)  Van Kampen Asset Allocation Moderate Fund(57)
                 (xii)  Van Kampen Asset Allocation Growth Fund(57)
                (xiii)  Van Kampen Disciplined Small Cap Value Fund(61)
                 (xiv)  Van Kampen Core Equity Fund(62)


          (b) By-Laws(27)

          (c) Specimen Share Certificates for:

                   (i)  Van Kampen Utility Fund(50)
                  (ii)  Van Kampen Mid Cap Growth Fund(50)
                 (iii)  Van Kampen Aggressive Growth Fund(50)
                  (iv)  Van Kampen Small Cap Value Fund(50)
                   (v)  Van Kampen Small Company Growth Fund++
                  (vi)  Van Kampen Small Cap Growth Fund(41)
                 (vii)  Van Kampen Select Growth Fund(52)
                (viii)  Van Kampen Value Opportunities Fund(43)
                  (ix)  Van Kampen Leaders Fund(54)
                   (x)  Van Kampen Asset Allocation Conservative Fund(57)
                  (xi)  Van Kampen Asset Allocation Moderate Fund(57)
                 (xii)  Van Kampen Asset Allocation Growth Fund(57)
                (xiii)  Van Kampen Disciplined Small Cap Value Fund(61)
                 (xiv)  Van Kampen Core Equity Fund(62)



          (d)(1) Investment Advisory Agreement for:

                   (i)  Van Kampen Utility Fund(28)
                  (ii)  Van Kampen Mid Cap Growth Fund(28)
                 (iii)  Van Kampen Aggressive Growth Fund(28)
                  (iv)  Van Kampen Small Cap Value Fund(30)
                   (v)  Van Kampen Small Company Growth Fund++
                  (vi)  Van Kampen Small Cap Growth Fund(41)
                 (vii)  Van Kampen Select Growth Fund(37)
                (viii)  Van Kampen Value Opportunities Fund(43)
                  (ix)  Van Kampen Leaders Fund(54)
                   (x)  Van Kampen Asset Allocation Conservative Fund(57)
                  (xi)  Van Kampen Asset Allocation Moderate Fund(57)
                 (xii)  Van Kampen Asset Allocation Growth Fund(57)
                (xiii)  Van Kampen Disciplined Small Cap Value Fund(61)
                 (xiv)  Van Kampen Core Equity Fund(62)


             (2) Amendment to the Investment Advisory Agreement for Van Kampen
                 Small Cap Value Fund(52)

          (e)(1) Distribution and Service Agreement for:

                   (i)  Van Kampen Utility Fund(28)
                  (ii)  Van Kampen Mid Cap Growth Fund(28)
                 (iii)  Van Kampen Aggressive Growth Fund(28)
                  (iv)  Van Kampen Small Cap Value Fund(30)
                   (v)  Van Kampen Small Company Growth Fund++
                  (vi)  Van Kampen Small Cap Growth Fund(41)
                 (vii)  Van Kampen Select Growth Fund(37)
                (viii)  Van Kampen Value Opportunities Fund(43)
                  (ix)  Van Kampen Leaders Fund(54)
                   (x)  Van Kampen Asset Allocation Conservative Fund(57)
                  (xi)  Van Kampen Asset Allocation Moderate Fund(57)
                 (xii)  Van Kampen Asset Allocation Growth Fund(57)
                (xiii)  Van Kampen Disciplined Small Cap Value Fund(61)
                 (xiv)  Van Kampen Core Equity Fund(62)


             (2) Form of Dealer Agreement(48)

             (3) Amended and Restated Distribution and Service Agreement+

          (f)(1) Form of Trustee Deferred Compensation Agreement(*)
             (2) Form of Trustee Retirement Plan(*)

          (g)(1)(a) Custodian Contract(32)
                (b) Amendment dated May 24, 2001 to the Custodian Contract(45)

                (c) Amendment dated October 3, 2005 to the Custodian
Contract(56)


             (2) Amended and Restated Transfer Agency and Service Agreement+


          (h)(1) Fund Accounting Agreement(32)

                   (i)  Amendments to Fund Accounting Agreement(46)(62)


             (2) Amended and Restated Legal Services Agreement(46)

           (i)(1) Opinion of Skadden, Arps, Slate, Meagher & Flom LLP for:

                   (i)  Van Kampen Utility Fund(50)
                  (ii)  Van Kampen Mid Cap Growth Fund(50)
                 (iii)  Van Kampen Aggressive Growth Fund(59)
                  (iv)  Van Kampen Small Cap Value Fund(50)
                   (v)  Van Kampen Small Company Growth Fund++
                  (vi)  Van Kampen Small Cap Growth Fund(50)
                 (vii)  Van Kampen Select Growth Fund(52)
                (viii)  Van Kampen Value Opportunities Fund(50)
                  (ix)  Van Kampen Leaders Fund(54)
                   (x)  Van Kampen Asset Allocation Conservative Fund(57)
                  (xi)  Van Kampen Asset Allocation Moderate Fund(57)
                 (xii)  Van Kampen Asset Allocation Growth Fund(57)
                (xiii)  Van Kampen Disciplined Small Cap Value Fund(61)
                 (xiv)  Van Kampen Core Equity Fund++


             (2) Consent of Skadden, Arps, Slate, Meagher & Flom LLP+
          (j) Consent of Ernst & Young LLP+
          (k) Not Applicable
          (l) Letter of Understanding relating to initial capital(27)

          (m)(1) Plan of Distribution pursuant to Rule 12b-1 for:

                   (i)  Van Kampen Utility Fund(27)
                  (ii)  Van Kampen Mid Cap Growth Fund(27)
                 (iii)  Van Kampen Select Growth Fund(37)
                  (iv)  Van Kampen Small Cap Value Fund(30)
                   (v)  Van Kampen Aggressive Growth Fund(58)
                  (vi)  Van Kampen Small Cap Growth Fund(41)
                 (vii)  Van Kampen Value Opportunities Fund(43)
                (viii)  Van Kampen Small Company Growth Fund++
                  (ix)  Van Kampen Leaders Fund(54)
                   (x)  Van Kampen Asset Allocation Conservative Fund(57)
                  (xi)  Van Kampen Asset Allocation Moderate Fund(57)
                 (xii)  Van Kampen Asset Allocation Growth Fund(57)
                (xiii)  Van Kampen Disciplined Small Cap Value Fund(61)
                 (xiv)  Van Kampen Core Equity Fund(62)


             (2) Form of Shareholder Assistance Agreement(32)
             (3) Form of Administrative Services Agreement(32)
             (4) Form of Shareholder Servicing Agreement(45)

             (5) Amended and Restated Service Plan for:

                   (i)  Van Kampen Utility Fund(46)
                  (ii)  Van Kampen Mid Cap Growth Fund(46)
                 (iii)  Van Kampen Select Growth Fund(46)
                  (iv)  Van Kampen Small Cap Value Fund(46)
                   (v)  Van Kampen Aggressive Growth Fund(58)
                  (vi)  Van Kampen Small Cap Growth Fund(46)
                 (vii)  Van Kampen Value Opportunities Fund(46)
                (viii)  Van Kampen Small Company Growth Fund++
                  (ix)  Van Kampen Leaders Fund(54)
                   (x)  Van Kampen Asset Allocation Conservative Fund(57)
                  (xi)  Van Kampen Asset Allocation Moderate Fund(57)
                 (xii)  Van Kampen Asset Allocation Growth Fund(57)
                (xiii)  Van Kampen Disciplined Small Cap Value Fund(61)
                 (xiv)  Van Kampen Core Equity Fund(62)


          (n) Third Amended and Restated Multi-Class Plan(50)

          (p)(1) Code of Ethics of the Investment Adviser and the Distributor+

             (2) Code of Ethics of the Funds(44)

          (q)    Power of Attorney+

          (z)(1) List of certain investment companies in response to Item 27(a)+
             (2) List of officers and directors of Van Kampen Funds Inc. in response to Item 27(b)+
---------------
(27) Incorporated herein by reference to Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A, File No. 33-8122, filed on October 28, 1996.

(28) Incorporated herein by reference to Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A, File No. 33-8122, filed on October 28, 1997.

(29) Incorporated herein by reference to Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A, File No. 33-8122, filed on September 30, 1998.

(30) Incorporated herein by reference to Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A, File No. 33-8122, filed on March 1, 1999.

 (*) Incorporated herein by reference to Post-Effective Amendment No. 81 to Van
     Kampen Harbor Fund's Registration Statement on Form N-1A, File Numbers 2-12685 and 811-734, filed April 29, 1999.

(32) Incorporated herein by reference to Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A, File No. 33-8122, filed on June 16, 1999.

(37) Incorporated herein by reference to Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A, File No. 33-8122, filed on April 24, 2000.

(41) Incorporated herein by reference to Post-Effective Amendment No. 41 to Registrant's Registration Statement on Form N-1A, File No. 33-8122, filed on October 19, 2000.


(44) Incorporated herein by reference to Post-Effective Amendment No. 44 to Registrant's Registration Statement on Form N-1A, File No. 33-8122, filed on July 19, 2001.


(45) Incorporated herein by reference to Post-Effective Amendment No. 45 to Registrant's Registration Statement on Form N-1A, File No. 33-8122, filed on July 19, 2002.

(46) Incorporated herein by reference to Post-Effective Amendment No. 46 to Registrant's Registration Statement on Form N-1A, File No. 33-8122, filed on July 24, 2003.

(48) Incorporated herein by reference to Post-Effective Amendment No. 48 to Registrant's Registration Statement on Form N-1A, File No. 33-8122, filed on July 28, 2004.


(50) Incorporated herein by reference to Post-Effective Amendment No. 50 to Registrant's Registration Statement on Form N-1A, File No. 33-8122, filed on November 30, 2004.


(52) Incorporated herein by reference to Post-Effective Amendment No. 52 to Registrant's Registration Statement on Form N-1A, File No. 33-8122, filed on July 26, 2005.

(53) Incorporated herein by reference to Post-Effective Amendment No. 53 to Registrant's Registration Statement on Form N-1A, File No. 33-8122, filed on November 23, 2005.

(54) Incorporated herein by reference to Post-Effective Amendment No. 54 to Registrant's Registration Statement on Form N-1A, File No. 33-8122, filed on February 3, 2006.


(56) Incorporated herein by reference to Post-Effective Amendment No. 56 to Registrant's Registration Statement on Form N-1A. File No. 338122, filed on July 26, 2006.



(57) Incorporated herein by reference to Post-Effective Amendment No. 57 to Registrant's Registration Statement on Form N-1A. File No. 338122, filed on September 22, 2006.



(58) Incorporated herein by reference to Post-Effective Amendment No. 58 to Registrant's Registration Statement on Form N-1A. File No. 338122, filed on October 20, 2006.



(61) Incorporated herein by reference to Post-Effective Amendment No. 61 to Registrant's Registration Statement on Form N-1A. File No. 338122, filed on February 27, 2007.



(62) Incorporated herein by reference to Post-Effective Amendment No. 62 to Registrant's Registration Statement on Form N-1A, File No. 33-8122, filed on June 1, 2007.


 + Filed herewith.

++ To be filed by further amendment.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

  See Statement of Additional Information.

ITEM 25.  INDEMNIFICATION.

  Pursuant to Del. Code Ann. Title 12, Section 3817, a Delaware statutory trust may provide in its governing instrument for the indemnification of its officers and trustees from and against any and all claims and demands whatsoever.

  Reference is made to Article 8, Section 8.4 of the Registrant's Agreement and Declaration of Trust, as amended, (the "Agreement and Declaration of Trust")
Article 8, Section 8.4 of the Agreement and Declaration of Trust provides that each officer and trustee of the Registrant shall be indemnified by the Registrant against all liabilities incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which the officer or trustee may be or may have been involved by reason of being or having been an officer or trustee, except that such indemnity shall not protect any such person against a liability to the Registrant or any shareholder thereof to which such person would otherwise be subject by reason of (i) not acting in good faith in the reasonable belief that such person's actions were not in the best interests of the Trust, (ii) willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office or (iii) for a criminal proceeding, not having a reasonable cause to believe that such conduct was unlawful (collectively, "Disabling Conduct"). Absent a court determination that an officer or trustee seeking indemnification was not liable on the merits or guilty of Disabling Conduct in the conduct of such person's office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent legal counsel in a written opinion or a majority of a quorum of non-party independent trustees, after review of the facts, that such officer or trustee is not guilty of Disabling Conduct, in the conduct of his or her office.

  The Registrant has purchased insurance on behalf of its officers and trustees protecting such persons from liability arising from their activities as officers or trustees of the Registrant. The insurance does not protect or purport to protect such persons from liability to the Registrant or to its shareholders to which such officers or trustees would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

  Conditional advancing of indemnification monies may be made if the trustee or officer undertakes to repay the advance unless it is ultimately determined that he or she is entitled to the indemnification and only if the following conditions are met: (1) the trustee or officer provides a security for the undertaking; (2) the Registrant is insured against losses arising from lawful advances; or (3) a majority of a quorum of the Registrant's disinterested, non-party trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that a recipient of the advance ultimately will be found entitled to indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "1933 Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

  Pursuant to Section 7 of the Distribution and Service Agreement, the Registrant agrees to indemnify and hold harmless Van Kampen Funds Inc. (the "Distributor") and each of its trustees and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees) arising by reason of any person acquiring any shares, based upon the ground that the Registration Statement, prospectus, shareholder reports or other information filed or made public by the Registrant (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements, in light of the circumstances, not misleading under the 1933 Act, or any other statute or the common law. The Registrant does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant by or on behalf of the Distributor. In no case is the indemnity of the Registrant in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Fund or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement.

  Pursuant to the agreement by which Van Kampen Investor Services Inc. ("Investor Services") is appointed transfer agent of the Fund, the Registrant agrees to indemnify and hold Investor Services harmless against any losses, damages, costs, charges, payments, liabilities and expenses (including reasonable counsel fees) arising out of or attributable to:

  (1) the performance of Investor Services under the agreement provided that Investor Services acted in good faith with due diligence and without negligence or willful misconduct.

  (2) reliance by Investor Services on, or reasonable use by, Investor Services of information, records and documents which have been prepared on behalf of, or have been furnished by, the Fund, or the carrying out by Investor Services of any instructions or requests of the Fund.

  (3) the offer or sale of the Fund's shares in violation of any federal or state law or regulation or ruling by any federal agency unless such violation results from any failure by Investor Services to comply with written instructions from the Fund that such offers or sales were not permitted under such law, rule or regulation.

  (4) the refusal of the Fund to comply with terms of the agreement, or the Fund's lack of good faith, negligence or willful misconduct or breach of any representation or warranty made by the Fund under the agreement provided that if the reason for such failure is attributable to any action of the Fund's investment adviser or distributor or any person providing accounting or legal services to the Fund, Investor Services only will be entitled to indemnification if such entity is otherwise entitled to the indemnification from the Fund.

  See also "Investment Advisory Agreement" in each Statement of Additional Information.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

  See "Investment Advisory Services" in each Prospectus and "Investment Advisory Agreement," "Other Agreements," and "Trustees and Officers" in each Statement of Additional Information for information regarding the business of Van Kampen Asset Management (the "Adviser"). For information as to the business, profession, vocation or employment of a substantial nature of each of the directors and officers of the Adviser, reference is made to the Adviser's current Form ADV (File No. 801-1669) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.

ITEM 27. PRINCIPAL UNDERWRITERS.

  (a) The sole principal underwriter is Van Kampen Funds Inc. (the "Distributor") which acts as principal underwriter for certain investment companies and unit investment trusts. See Exhibit (z)(1) incorporated by reference herein.

  (b) The Distributor, which is an affiliated person of the Registrant, is the only principal underwriter for the Registrant. The name, principal business address and position and office with the Distributor of each of its directors and officers are disclosed in Exhibit (z)(2). Except as disclosed under the heading "Trustees and Officers" in Part B of this Registration Statement or Exhibit (z)(2), none of such persons has any position or office with the Registrant.

  (c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.


  All accounts, books and other documents of the Registrant required by Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules thereunder to be maintained (i) by the Registrant will be maintained at its offices located at 1 Parkview Plaza - Suite 100, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555, or at Van Kampen Investor Services Inc., Harborside Financial Center, Plaza 2, Jersey City, New Jersey 07303-0947, or at the State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts 02171; (ii) by the Adviser, will be maintained at its offices, located at 1 Parkview Plaza - Suite 100, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555 and (iii) all such accounts, books and other documents required to be maintained by Van Kampen Funds Inc., the principal underwriter, will be maintained at its offices located at 1 Parkview Plaza - Suite 100, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555.


ITEM 29. MANAGEMENT SERVICES.

  Not applicable.

ITEM 30. UNDERTAKINGS.

  Not applicable.

                                   SIGNATURES


  Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant, VAN KAMPEN EQUITY TRUST, certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the 1933 Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 23rd day of July, 2007.


                                          VAN KAMPEN EQUITY TRUST


                                          By:     /s/ RONALD E. ROBISON

                                            ------------------------------------

                                              Ronald E. Robison, President and


                                                Principal Executive Officer



     Pursuant to the requirements of the 1933 Act, this Amendment to the Registration Statement has been signed on July 23, 2007, by the following persons in the capacities indicated.



                   SIGNATURES                                           TITLES
                   ----------                                           ------
Principal Executive Officer:

             /s/ RONALD E. ROBISON                President and Principal Executive Officer
------------------------------------------------
               Ronald E. Robison

Principal Financial Officer:

             /s/ STUART N. SCHULDT*               Chief Financial Officer and Treasurer
------------------------------------------------
               Stuart N. Schuldt

Trustees:

               /s/ DAVID C. ARCH*                 Trustee
------------------------------------------------
                 David C. Arch

              /s/ JERRY D. CHOATE*                Trustee
------------------------------------------------
                Jerry D. Choate

               /s/ ROD DAMMEYER*                  Trustee
------------------------------------------------
                  Rod Dammeyer

            /s/ LINDA HUTTON HEAGY*               Trustee
------------------------------------------------
               Linda Hutton Heagy

             /s/ R. CRAIG KENNEDY*                Trustee
------------------------------------------------
                R. Craig Kennedy

               /s/ HOWARD J KERR*                 Trustee
------------------------------------------------
                 Howard J Kerr

              /s/ JACK E. NELSON*                 Trustee
------------------------------------------------
                 Jack E. Nelson

           /s/ HUGO F. SONNENSCHEIN*              Trustee
------------------------------------------------
              Hugo F. Sonnenschein

              /s/ WAYNE W. WHALEN*                Trustee
------------------------------------------------
                Wayne W. Whalen

            /s/ SUZANNE H. WOOLSEY*               Trustee
------------------------------------------------
               Suzanne H. Woolsey
---------------
             * Signed by Elisa Mitchell pursuant to a power of attorney filed herewith.
               /s/ ELISA MITCHELL                                                       July 23, 2007
------------------------------------------------
                 Elisa Mitchell
                Attorney-in-Fact

                            VAN KAMPEN EQUITY TRUST

       INDEX TO EXHIBITS TO POST-EFFECTIVE AMENDMENT NO. 63 TO FORM N-1A

             AS SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION


   EXHIBIT
     NO.                                  EXHIBIT
--------------                            -------

(e) (3)         Amended and Restated Distribution and Service Agreement
(g) (2)         Amended and Restated Transfer Agency and Service Agreement
(i) (2)         Consent of Skadden, Arps, Slate, Meagher & Flom LLP

(j)             Consent of Ernst & Young LLP
(p) (1)         Code of Ethics of the Investment Adviser and the Distributor
(q)             Power of Attorney
(z) (1)         List of certain investment companies in response to Item
                27(a)
    (2)         List of officers and directors of Van Kampen Funds Inc. in response to Item 27(b)